UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Domestic
Equity Funds
Annual Report
October 31, 2022

■ The Hartford Capital Appreciation Fund
■ Hartford Core Equity Fund
■ The Hartford Dividend and Growth Fund
■ The Hartford Equity Income Fund
■ The Hartford Growth Opportunities Fund
■ The Hartford Healthcare Fund
■ The Hartford MidCap Fund
■ The Hartford MidCap Value Fund
■ Hartford Quality Value Fund
■ The Hartford Small Cap Growth Fund
■ Hartford Small Cap Value Fund
■ The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Domestic Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Capital Appreciation Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-17.73%	7.64%	11.21%
Class A2	-22.25%	6.43%	10.58%
Class C1	-18.38%	6.82%	10.39%
Class C3	-19.03%	6.82%	10.39%
Class I1	-17.51%	7.93%	11.54%
Class R3[1]	-18.03%	7.26%	10.85%
Class R4[1]	-17.77%	7.59%	11.19%
Class R5[1]	-17.53%	7.91%	11.52%
Class R6[1]	-17.44%	8.02%	11.62%
Class Y1	-17.54%	7.96%	11.59%
Class F1	-17.42%	8.03%	11.59%
Russell 3000 Index	-16.52%	9.87%	12.46%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.04%	1.04%
Class C	1.82%	1.82%
Class I	0.77%	0.77%
Class R3	1.41%	1.41%
Class R4	1.10%	1.10%
Class R5	0.80%	0.80%
Class R6	0.69%	0.69%
Class Y	0.80%	0.80%
Class F	0.69%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

2

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Capital Appreciation Fund returned -17.73%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned -16.52% for the same period, and the S&P 500 Index, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -16.03% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight of the eleven sectors in the Russell 3000 Index posted negative returns during the period, while three sectors posted positive returns during the period. Weak performers included the Communication Services (-41%), Consumer Discretionary (-29%), and Information Technology (-24%) sectors. The Energy (+62%), Consumer Staples (+4%), and Utilities (+3%) sectors posted gains for the period.
The Fund seeks its investment objective by employing a multiple portfolio manager structure, which means the Fund has several components that are managed separately using different investment styles (each a “sleeve”).
During the period, the Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Information Technology, Healthcare, and Communication Services sectors. Conversely, stronger selection within the Industrials, Consumer Discretionary, and Financials sectors contributed positively to relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted from performance during the period primarily due to the Fund’s underweight exposures to the Energy and Utilities sectors. Underweight exposures to the Information Technology and Communication Services sectors relative to the Russell 3000 Index contributed positively to performance during the period.
Relative to the Russell 3000 Index, the Fund’s underweight exposure to Apple (Information Technology), our decision to not hold Exxon Mobil (Energy) in the Fund, and the out-of-benchmark position in Snap (Communication Services) were the top relative detractors from Fund performance during the period. Apple designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. Shares of Apple ended the period lower despite reporting better-than-expected quarterly earnings and increase in personal computer (PC) sales, driven by negative impacts from supply constraints, foreign exchange challenges, and weakness in digital advertising. While shares of Apple declined during the period, they declined less than the rest of the market as measured by the Russell 3000 Index. The Fund initiated an underweight position in the stock during the period. Exxon Mobil engages in the exploration, development, and distribution of oil, gas, and petroleum products. Shares of Exxon Mobil rose as the company reported quarterly earnings that exceeded consensus estimates and benefited overall from the rise in global energy prices. As of the end of the period, the Fund continued to not hold the stock. Snap is an American camera and social media company. Shares of Snap fell during the period as the company reported lower-than-expected quarterly earnings and projected that revenue would be lower than their original expectations. The macroeconomic environment has provided challenges for the

3

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

company as well due to rising inflation and interest rates, labor disruptions and platform policy changes. The Fund eliminated the position in this stock during the period.
Meta Platform (Communication Services), Alphabet (Communication Services), and Amazon.com (Consumer Discretionary) were among the largest detractors from Fund performance on an absolute basis over the period.
Top contributors to performance relative to the Russell 3000 Index during the period included the overweight exposure to Northrop Grumman (Industrials), our decision to eliminate the Fund’s position in Tesla (Consumer Discretionary), as well as an underweight exposure to Microsoft (Information Technology). Northrop Grumman is an American multinational aerospace and defense technology company. Shares rose over the period alongside other defense equities in response to the Ukraine-Russia conflict. Despite falling revenues hampered by labor shortages and supply chain issues, the company maintained its 2022 fiscal year earnings and revenue guidance, and announced increases to its quarterly dividend. The Fund maintained an overweight to the stock as of the end of the period. Tesla engages in the design, development, manufacture, and sale of fully electric vehicles, energy generation, and storage systems. Shares of Tesla fell during the period as the electric vehicle maker continued to grapple with supply chain issues and COVID-related shutdowns in Shanghai. The company also reported lower-than-expected third-quarter production and delivery numbers and faced growing pains from executive turnover, logistical challenges, and rising commodity prices. The Fund eliminated the position in the stock during the period. Microsoft is an American multinational technology corporation. Shares of Microsoft fell during the period as technology stocks experienced some of the biggest losses due to challenges from rising interest rates. The company also reported weaker-than-expected cloud revenue in the fiscal first quarter and issued second-quarter revenue guidance that fell short of expectations, despite the fact that the company beat earnings and revenue estimates. We increased the position to the stock within the Fund, but the Fund remains underweight relative to the benchmark.
UnitedHealth (Healthcare), Northrop Grumman (Industrials), and Lockheed Martin (Industrials) were among the largest contributors to Fund performance on an absolute basis over the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was negative over the period. The Fund’s underweight exposure to higher-momentum names detracted from performance, while the Fund’s slight underweight exposures to higher-volatility equities and higher growth names contributed positively to performance relative to the Russell 3000 Index.
During the period, the Fund, at times, used equity index futures to equitize cash and to efficiently manage risks. During the period, the use of equity index futures to manage risk detracted from relative performance. The use of equity index futures to equitize cash was neutral to relative performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continued to weigh on markets, and we expect this volatility to persist through the end of 2022. As allocators, we seek to balance risk in the Fund’s portfolio across strategic investments in value, quality, and growth sleeve managers. We look to each sleeve manager's fundamental stock selection process to identify companies that they believe are best able to navigate the landscape and seek to avoid those at greatest risk.
We seek to create for the Fund a portfolio of differentiated investment styles and philosophies, and in doing so we are mindful of the evolving risks and opportunities for each sleeve manager's style. We are mindful of the potential impact that inflation could have on corporate profitability. Within the growth universe, we continue to recognize the outsized downside risk for companies that are priced with high growth expectations but have not yet realized these expectations in terms of cash flow. While we saw this reversal start to play out earlier in the year, we believe there may still be more room to fall. In the value universe, we are mindful as ever on the potential risks to mean-reversion, including the influence of macroeconomic factors like interest rates and energy prices. While we still believe that some structural impediments to mean-reversion persist, we also think that current monetary tightening conditions could provide further relief to value stocks and create attractive opportunities for fundamental investors.
At the end of the period, the Fund’s largest overweights were to the Industrials and Healthcare sectors, while the Fund’s largest underweights were to the Information Technology and Energy sectors, relative to the Russell 3000 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund’s strategy for allocating assets among portfolio management teams may not work as intended. • Mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
4

The Hartford Capital Appreciation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.0%
Consumer Discretionary	11.3
Consumer Staples	7.5
Energy	2.6
Financials	14.5
Health Care	17.2
Industrials	13.4
Information Technology	18.0
Materials	4.6
Real Estate	2.9
Utilities	0.8
Total	97.8%
Short-Term Investments	1.4
Other Assets & Liabilities	0.8
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Core Equity Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-15.79%	10.37%	13.02%
Class A2	-20.43%	9.13%	12.38%
Class C1	-16.43%	9.54%	12.19%
Class C3	-17.25%	9.54%	12.19%
Class I1	-15.59%	10.65%	13.24%
Class R3[1]	-16.11%	9.97%	12.67%
Class R4[1]	-15.80%	10.35%	13.04%
Class R5[1]	-15.58%	10.64%	13.35%
Class R6[1]	-15.51%	10.75%	13.43%
Class Y1	-15.56%	10.68%	13.40%
Class F1	-15.51%	10.75%	13.30%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.70%	0.70%
Class C	1.45%	1.45%
Class I	0.45%	0.45%
Class R3	1.07%	1.07%
Class R4	0.76%	0.76%
Class R5	0.46%	0.46%
Class R6	0.36%	0.36%
Class Y	0.45%	0.45%
Class F	0.36%	0.36%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

6

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Core Equity Fund returned -15.79%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P 500 Index, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, slightly outperformed the -15.82% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Seven out of eleven sectors in the S&P 500 Index fell during the period, with the Communication Services (-41%) and Consumer Discretionary (-29%) sectors performing the worst. The Energy (+65%) and Consumer Staples (+5%) sectors were the best performers during the period.
Overall, the Fund’s underperformance relative to the S&P 500 Index during the period was driven by weak security selection, primarily within the Communication Services, Real Estate, and Healthcare sectors. This was partially offset by stronger stock selection within the Information Technology, Consumer Discretionary, and Industrials sectors, which contributed positively to performance. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s underweights to the Energy and Utilities sectors. This was partially offset by the Fund’s overweight position in the Healthcare sector and underweight position in the Consumer Discretionary sector during the period, both of which contributed positively to performance.
The top contributors to relative performance over the period were overweight positions in EOG Resources (Energy), Eli Lilly (Healthcare), and UnitedHealth Group (Healthcare). Shares of the oil and gas exploration and production company EOG Resources rose during the period after the company reported second-quarter 2022 earnings. Revenue and net income came in well above expectations as the company continued to benefit from leading operational efficiencies. The company further maintained fiscal 2022 guidance and declared a special dividend of $1.50 per share during the period. Eli Lilly’s shares rose after Eisai and Biogen reported breakthrough trial results for their Alzheimer’s drug. The news bodes well for Eli Lilly’s drug Donanemab, which also targets removing the amyloid beta protein to slow disease progression. Donanemab’s readout is slated for the second quarter of 2023. The U.S. Food and Drug Administration (FDA) also approved the company's oral lung cancer drug, Retevmo, for certain adult patients with solid tumors with a specific genetic makeup. Shares of UnitedHealth Group rose during the period. Optum, a division of UnitedHealth Group, planned to launch a new program to help insurers cut down on "unnecessary lab

7

Hartford Core Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

testing," a move it said will save insurers $3 billion annually. The program intends to address the lack of oversight as new genetic tests enter the market. Top absolute contributors to Fund performance over the period included Eli Lilly (Healthcare) and EOG Resources (Energy).
The top detractors from the Fund’s relative performance over the period included not owning Exxon Mobil (Energy), an overweight position in Netflix (Communication Services), and not owning Chevron (Energy). Shares of Exxon Mobil rose during the period on the back of second-quarter 2022 results reported in July, where earnings per share (EPS) and revenue beat consensus estimates. Profits exceeded due to near-record high oil prices and aggressive cost controls. The share price of Netflix declined sharply after the company announced first-quarter 2022 earnings, where it saw a loss of 200,000 subscribers, the first time it had lost subscribers since 2011. The company also warned that it expected to lose two million subscribers in the second quarter of 2022 as new password-sharing restrictions are introduced. Shares of Chevron rose over the period as the company benefited from higher oil prices. Chevron produced $21.8 billion in cash flow from operations in the first half of 2022, which was nearly twice the level seen in 2021. The Fund’s top absolute detractors from performance for the period included Alphabet (Communication Services) and Amazon (Consumer Discretionary).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The U.S. Consumer Price Index (CPI) remained elevated in its report for August 2022, albeit slightly declining from the loftier levels of July 2022. As of the end of the period, we believe some respite is possible in the near term, given the decline in oil prices. The Federal Open Market Committee (FOMC) members’ median interest-rate expectations for 2023 have gone above 4.5% from 3.75% just three months ago. With the increase in expectations for near-term interest-rate increases, the continuing strength in the U.S. dollar is likely not a surprise, but nevertheless, its strength has become an increasing focus for companies and investors. Recent commentary from companies has indicated pockets of slowing demand, and low nominal growth in 2023 remains probable given peaking inflation and tight monetary policy.
The energy crisis Europe is facing this upcoming winter highlights the dilemma policymakers are facing between supporting low-income consumers and securing longer-term energy security for the continent. Over the last few months, it has become increasingly clear to us that Russia intends to keep the pressure on Europe, and we believe the conflict with Ukraine is likely to continue into 2024 at a minimum. The road forward regarding the conflict remains unpredictable, and the range of outcomes is wide in terms of the impact to the global economy, in our view.
On the positive side, we observe that supply-chain issues appear to be improving, although not completely resolved. Employment in the U.S. remains robust for now, but we believe there may be potential weakness ahead as the Fed continues to battle inflation. The Inflation Reduction Act (IRA), the Infrastructure Investment and Jobs Act (IIJA),
and the CHIPS Act will likely serve as offsets, in our view. Margin pressure remains a focus and is somewhat unpredictable in the near term due to the variety of factors companies are facing.
At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were the Healthcare and Industrials sectors, while the Fund’s largest underweights relative to the S&P 500 Index were the Materials and Communication Services sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.9%
Consumer Discretionary	9.9
Consumer Staples	7.2
Energy	4.0
Financials	11.7
Health Care	18.4
Industrials	9.8
Information Technology	26.2
Materials	1.0
Real Estate	1.7
Utilities	3.3
Total	99.1%
Short-Term Investments	0.7
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
8

The Hartford Dividend and Growth Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-6.11%	9.74%	11.68%
Class A2	-11.28%	8.51%	11.05%
Class C1	-6.86%	8.90%	10.83%
Class C3	-7.74%	8.90%	10.83%
Class I1	-5.86%	10.04%	11.95%
Class R3[1]	-6.45%	9.35%	11.29%
Class R4[1]	-6.16%	9.68%	11.64%
Class R5[1]	-5.88%	10.02%	11.97%
Class R6[1]	-5.80%	10.13%	12.07%
Class Y1	-5.82%	10.08%	12.06%
Class F1	-5.80%	10.13%	12.00%
S&P 500 Index	-14.61%	10.44%	12.79%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.75%	1.75%
Class I	0.71%	0.71%
Class R3	1.35%	1.35%
Class R4	1.03%	1.03%
Class R5	0.73%	0.73%
Class R6	0.63%	0.63%
Class Y	0.74%	0.69%
Class F	0.63%	0.63%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

9

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Dividend and Growth Fund returned -6.11%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s primary benchmark, the S&P 500 Index, which returned -14.61% for the same period, and outperforming the Fund’s secondary benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -5.96% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron COVID-19 variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic and prompted a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001.
Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank remained committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as mid-cap equities measured by the S&P MidCap 400 Index outperformed both small- and large-cap equities, as measured by the Russell 2000 Index and the S&P 500 Index.
Four out of eleven sectors in the S&P 500 Index rose during the period, with the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performing the best. The Communication Services (-41%), Consumer Discretionary (-29%), and Real Estate (-21%) sectors were the worst performers during the period.
Security selection was the main driver of the Fund’s outperformance relative to the S&P 500 Index over the period. Stock selection was strongest within the Consumer Discretionary, Information Technology, and Industrials sectors. This was partially offset by weaker selection within the Energy and Materials sectors, which detracted from performance relative to the S&P 500 Index over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Consumer Discretionary and Information Technology sectors added the most to returns relative to the S&P 500 Index during the period.
The Fund’s top positive contributors to performance relative to the S&P 500 Index during the period were not owning Meta Platforms (Communication Services) or Amazon.com (Consumer Discretionary) and an overweight position in ConocoPhillips (Energy). The share price of Meta Platforms, a U.S.-based social networking operator, fell during the period after management released disappointing quarterly results and weak near-term guidance. The company reported quarterly revenue declined more than 4% year over year and its second straight quarterly decline in the second quarter of 2022. Overall net income fell 52% to $4.4 billion. Shares of Amazon ended the period lower after the e-commerce giant reported first and third quarter results that missed consensus estimates. The company confronted soaring inflation and rising interest rates as well as a slowdown in their core retail business as customers returned to stores. Management also issued a disappointing fourth quarter 2022 revenue forecast and stated it plans to continue implementing cost-cutting measures. Shares of ConocoPhillips, an oil and gas exploration and production company, rose over the period on increasing earnings and revenue due to rising energy prices. The company also raised capital returns, bringing the 2022 total to an estimated $15 billion.
The Fund’s top detractors from performance relative to the S&P 500 Index during the period included not owning Exxon Mobil (Energy), an underweight position to Apple (Information Technology), and an

10

The Hartford Dividend and Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

overweight position to Comcast (Communication Services). Shares of Exxon Mobil rose during the period along with the rest of the Energy sector on increasing earnings and revenue from rising oil prices. The company also announced a $30 billion share buyback. Shares of Apple rose over the period as the company reported consecutive strong quarterly results where revenue growth exceeded management’s expectations despite negative impacts from supply constraints, foreign exchange challenges, and weakness in digital advertising. The share price of Comcast fell over the period as the company reported a slowdown in broadband user growth and a decline in cable TV customers. The leading cable operator started to experience the fallout of pandemic-driven, heightened subscription demand beginning its descent to more normal levels. However, the company reported second quarter 2022 earnings and revenue that topped consensus estimates and announced an increase in capital returns to shareholders.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Markets ended the period lower as investors braced for a recession; however, the timing and magnitude is still unknown. Consumer demand has been resilient despite rising rates, but we believe we are starting to see the first indicators of economic pull back despite the record strength of the labor market. We believe inflation has likely peaked in the U.S., but a change in tighter monetary policy by the Fed is unlikely, and we have not ruled out the potential for additional meaningful interest rate increases before the end of 2022. In our view, market volatility continues to be driven by a steady sate of macroeconomic cross currents ranging from supply chain bottlenecks to Russia’s invasion of Ukraine. In the current environment, we are seeking to avoid taking undue risk within the Fund by focusing on long-term value creation potential and predictable ranges of outcomes.
We continue to anticipate negative impacts from inflationary pressures and restrictive monetary policy through at least the end of 2022. As of the end of the period, the Fund remains positioned for persistent inflation and decelerating growth by focusing on companies with balance sheet strength, sustainable and growing cash flows, and high-quality management teams, in our view. We believe that opportunistically investing in out of favor growth and cyclical names with positive risk/reward skews may provide upside potential while maintaining an overweight to more defensive segments may insulate the portfolio from macroeconomic shocks and valuation-driven corrections.
At the end of the period, the Fund had its largest overweights in the Financials and Healthcare sectors, and the largest underweights in the Information Technology and Consumer Discretionary sectors, relative to the S&P 500 Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	5.4
Consumer Staples	6.1
Energy	5.4
Financials	17.7
Health Care	17.9
Industrials	7.9
Information Technology	18.4
Materials	3.4
Real Estate	3.3
Utilities	4.8
Total	97.7%
Short-Term Investments	1.8
Other Assets & Liabilities	0.5
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

The Hartford Equity Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 08/28/2003 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	0.12%	8.78%	10.86%
Class A2	-5.38%	7.56%	10.23%
Class C1	-0.64%	7.95%	10.03%
Class C3	-1.55%	7.95%	10.03%
Class I1	0.40%	9.05%	11.14%
Class R3[1]	-0.25%	8.38%	10.46%
Class R4[1]	0.07%	8.71%	10.80%
Class R5[1]	0.34%	9.04%	11.13%
Class R6[1]	0.49%	9.15%	11.25%
Class Y1	0.36%	9.07%	11.21%
Class F1	0.46%	9.14%	11.20%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.97%	0.97%
Class C	1.74%	1.74%
Class I	0.73%	0.73%
Class R3	1.35%	1.35%
Class R4	1.04%	1.04%
Class R5	0.74%	0.74%
Class R6	0.65%	0.65%
Class Y	0.74%	0.74%
Class F	0.64%	0.64%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

12

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Equity Income Fund returned 0.12%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -5.96% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period owing to robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, and prompted a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
During the period, four of the eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performing the best. Conversely, the Communication Services (-30%), Information Technology (-23%), and Real Estate (-20%) sectors lagged over the period.
The Fund’s outperformance relative to the Russell 1000 Value Index during the period was driven by security selection. Strong selection in the Industrials, Financials, and Healthcare sectors contributed positively to relative performance, but was partially offset by weaker selection in the Energy and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, also strongly benefited relative returns. The Fund’s underweight position in the Communication Services sector and overweight to the Consumer Staples sector contributed positively to relative results. This was partially offset by the Fund’s overweight position in the Industrials sector.
Top contributors to relative returns included ConocoPhillips (Energy), Pioneer Natural Resources (Energy), and not owning Meta Platforms (Communication Services). Shares of U.S.-based exploration & production companies ConocoPhillips and Pioneer Natural Resources rose over the period. These stocks benefited from the strong momentum within the Energy sector as oil prices spiked due to a steep supply/demand imbalance. ConocoPhillips shares experienced further gains when the company announced a $5 billion increase in a proposed 2022 return of capital. As of the end of the period, the Fund continued to own ConocoPhillips, but we have eliminated the Fund’s position in Pioneer Natural Resources.
Top detractors from relative performance during the period included the Fund’s position in BlackRock (Financials) and not holding Exxon Mobil (Energy) and Chevron (Energy). The share price of asset manager BlackRock declined during the period. The down market led to lower fund flows for the company and margin compression. More recently, BlackRock reported assets under management that missed consensus estimates, further pressuring its share price. We eliminated the Fund’s position in BlackRock during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the Fund’s investment universe is rich with new opportunities. We continue to focus on seeking to find high-quality businesses with strong balance sheets and sustainable dividends.
At the end of the period, the Utilities, Healthcare, and Consumer Staples sectors represented the Fund’s largest overweights relative to the Russell 1000 Value Index, while the Communication Services, Consumer Discretionary, and Financials sectors were the Fund’s largest underweights.

13

The Hartford Equity Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	5.0
Consumer Staples	8.4
Energy	8.8
Financials	19.3
Health Care	18.5
Industrials	11.4
Information Technology	9.5
Materials	3.9
Real Estate	3.9
Utilities	7.4
Total	97.5%
Short-Term Investments	3.4
Other Assets & Liabilities	(0.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

The Hartford Growth Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 03/31/1963 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-38.47%	7.85%	12.53%
Class A2	-41.85%	6.64%	11.89%
Class C1	-38.93%	7.05%	11.70%
Class C3	-39.24%	7.05%	11.70%
Class I1	-38.31%	8.14%	12.81%
Class R3[1]	-38.69%	7.47%	12.15%
Class R4[1]	-38.50%	7.80%	12.50%
Class R5[1]	-38.33%	8.12%	12.83%
Class R6[1]	-38.25%	8.23%	12.94%
Class Y1	-38.32%	8.17%	12.91%
Class F1	-38.25%	8.24%	12.87%
Russell 3000 Growth Index	-24.67%	12.07%	14.37%
Russell 1000 Growth Index	-24.60%	12.59%	14.69%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.83%	1.83%
Class I	0.82%	0.82%
Class R3	1.45%	1.45%
Class R4	1.14%	1.14%
Class R5	0.84%	0.84%
Class R6	0.73%	0.73%
Class Y	0.84%	0.84%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

15

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Opportunities Fund returned -38.47%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s primary benchmark, the Russell 3000 Growth Index, which returned -24.67% for the same period, and underperforming the Fund’s secondary benchmark, the Russell 1000 Growth Index, which returned -24.60% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -32.85% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period owing to robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron COVID-19 variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank remained committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Nine out of eleven sectors in the Russell 3000 Growth Index fell during the period, with the Communication Services (-47%), Consumer Discretionary (-33%), and Real Estate (-26%) sectors performing the worst. The Energy (+53%) and Consumer Staples (+2%) sectors performed the best during the period.
Security selection was the primary driver of underperformance relative to the Russell 3000 Growth Index during the period. Weak selection in the Information Technology, Healthcare, and Communication Services sectors was partially offset by strong selection within the Materials sector. Sector allocation, a result of the bottom-up stock selection process, also detracted from benchmark-relative performance during the period, due to an overweight to the Communication Services sector and underweights to the Consumer Staples and Energy sectors. This was partially offset by an overweight allocation to the Healthcare sector.
Top detractors from performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), Snap (Communication Services), and Spotify (Communication Services). Not owning Apple detracted from relative performance as the company is perceived as a safe haven among tech equities within this uncertain environment. The Fund’s out-of-benchmark holding in Snap detracted from relative results. Shares of Snap sold off as a result of weakening trends in the digital advertising market. Due to the uncertainty of the global economy, the company did not issue financial guidance for the third quarter of 2022. We eliminated the position in the Fund during the period. The Fund’s overweight position to Spotify detracted from relative performance. Shares of Spotify fell during the period after the streaming music service reported first quarter 2022 forecasts for user growth that fell short of consensus expectations. Management blamed the forecast on its strong end to 2021, when they added 25 million users in the fourth quarter. Also weighing on shares was controversy involving podcast host Joe Rogan, whom users and artists say is spreading misinformation about COVID vaccines. The Fund reduced its position in Spotify during the period. Amazon (Consumer Discretionary) and Alphabet (Communication Services) were among the top absolute detractors during the period.
Top contributors to performance relative to the Russell 3000 Growth Index during the period included Netflix (Communication Services), Arista Networks (Information Technology), and Tesla (Consumer Discretionary). Not owning Netflix over most of the period proved beneficial. The share price of Netflix declined after the company announced first quarter 2022 earnings where it saw a loss of subscribers for the first time since 2011. The company also warned that it expects to lose two million subscribers in the second quarter of

16

The Hartford Growth Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

2023 as new passwords sharing restrictions are introduced. We reinitiated a position in Netflix at the end of September 2022 based on our differentiated view of their launch of new advertising-supported pricing tiers. The Fund’s overweight position to Arista Networks contributed positively to relative results. Arista Networks, a software and hardware provider, did well during the period and continued to take share from competitors with strong demand in their cloud and enterprise businesses. Tesla’s stock experienced significant volatility over the period and the Fund’s underweight position proved beneficial. The Fund held the stock from mid-November 2021 to June 2022. News that Tesla’s CEO, Elon Musk, proposed to purchase Twitter for $44 billion raised investor concerns. Additionally, the electric vehicle maker continued to grapple with supply chain issues and COVID-related shutdowns in their Shanghai production facility. The market has also been concerned about increased competition in the electric vehicle space. Netflix (Communication Services) and Eli Lilly (Healthcare) were among the top absolute contributors during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Looking ahead, we expect volatility and uncertainty to persist as we close out the year. We continue to try to minimize downside potential while looking for longer-term upside potential. We believe the environment is likely to remain challenging in the near term.
At the end of the period, the Fund’s largest overweights were to the Communication Services and Healthcare sectors, and the Fund was most underweight to the Information Technology and Consumer Staples sectors relative to the Russell 3000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	14.8%
Consumer Discretionary	18.5
Consumer Staples	1.0
Energy	2.3
Financials	5.1
Health Care	18.0
Industrials	5.4
Information Technology	28.9
Materials	3.2
Real Estate	1.0
Total	98.2%
Short-Term Investments	1.9
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
17

The Hartford Healthcare Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/01/2000 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-13.35%	8.63%	13.54%
Class A2	-18.12%	7.41%	12.90%
Class C1	-13.99%	7.81%	12.70%
Class C3	-14.74%	7.81%	12.70%
Class I1	-13.11%	8.93%	13.85%
Class R3[1]	-13.63%	8.27%	13.18%
Class R4[1]	-13.38%	8.60%	13.52%
Class R5[1]	-13.13%	8.92%	13.86%
Class R6[1]	-13.01%	9.03%	13.97%
Class Y1	-13.12%	8.97%	13.94%
Class F1	-13.03%	9.04%	13.92%
S&P Composite 1500 Health Care Index	-0.76%	12.23%	14.89%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.24%	1.24%
Class C	2.01%	2.01%
Class I	0.98%	0.98%
Class R3	1.59%	1.59%
Class R4	1.29%	1.29%
Class R5	1.00%	1.00%
Class R6	0.88%	0.88%
Class Y	0.99%	0.99%
Class F	0.88%	0.88%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

18

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Ann C. Gallo*
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Rebecca D. Sykes, CFA
Senior Managing Director and Global Industry Analyst
Wellington Management Company LLP
Wen Shi, PhD, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
David M. Khtikian, CFA
Managing Director and Global Industry Analyst
Wellington Management Company LLP
Fayyaz Mujtaba
Managing Director and Global Industry Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Ms. Gallo will no longer serve as a portfolio manager to the Fund. Ms. Gallo will transition her portfolio management responsibilities for the Fund to Messrs. Khtikian and Mujtaba.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Healthcare Fund returned -13.35%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P Composite 1500 Health Care Index, which returned -0.76% for the same period, while outperforming the S&P 500 Index, the Fund’s other benchmark, which returned -14.61% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.75% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Healthcare equities (+0.9%) outperformed both the broader United States (U.S.) equity market (-14.6%) and the global equity market (-19.6%) during the period, as measured by the S&P 500 Healthcare Index, S&P 500 Index, and MSCI ACWI Index, respectively.
Within the S&P Composite 1500 Health Care Index, three of five sub-sectors posted negative absolute returns during the period. Small-cap Biopharma (-37.2%), Medical Technology (-24.9%), and mid-cap Biopharma (-5.9%) declined during the period. Large-cap Biopharma (+15.9%) and Healthcare Services (+13.9%) rose during the period.
Security selection was the primary detractor from the Fund’s performance relative to the S&P Composite 1500 Health Care Index during the period. Sector allocation also detracted from relative returns. Security selection detracted within all sectors. Selection was weakest in the mid-cap Biopharma and Health Care Services sub-sectors. Within sector allocation, which is a by-product of the bottom-up stock selection process, an underweight allocation to large-cap Biopharma detracted most from relative performance during the period, while an underweight to Medical Technology contributed positively to relative returns.
AbbVie (large-cap Biopharma), Zai Lab (mid-cap Biopharma), and Johnson & Johnson (large-cap Biopharma) were the top detractors from performance relative to the S&P Composite 1500 Health Care Index over the period. Not owning AbbVie, a constituent of the S&P Composite 1500 Health Care Index, detracted from relative performance, as shares traded higher on news that the U.S. Food and Drug Administration (FDA) approved RINVOQ for the treatment of adults with active psoriatic arthritis who have had an inadequate response or intolerance to one or more tumor necrosis factor (TNF) inhibitors. AbbVie’s launches have done well in the marketplace, allaying some of the concerns about the upcoming biosimilar competition for its largest franchise Humira, which we still feel will be daunting. Shares of Zai Lab, a China-based biotech company with focus on in-licensing Western drugs for development and commercialization in China, declined over the period. The share price declined significantly in the past due to the pricing cut pressure in the China pharmaceutical market as well as ongoing macroeconomic and geopolitical concerns. However, we are seeing signs that government policy direction may be shifting towards encouraging innovation which we believe may drive better than anticipated sales potential for the company. The Fund’s lack of exposure to Johnson & Johnson (J&J), a constituent of the S&P Composite 1500 Health Care Index, was a detractor from relative performance during the period. Shares rose through the year due to encouraging quarterly earnings results, which showed strength in the immunology and oncology franchises, as well as the company’s announcement of a $5 billion stock repurchase

19

The Hartford Healthcare Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

program. Additionally, in an environment with rising interest rates and heightened geopolitical risk, and fears around a slowing global growth rate, large cap pharma has been seen as a safe haven for investors. Edwards Lifesciences, Align Technology, and Zoetis were the top absolute detractors from the Fund’s performance.
Eli Lilly (large-cap Biopharma), Moderna (large-cap Biopharma), and Abbott Laboratories (Medical Technology) contributed positively to results relative to the S&P Composite 1500 Health Care Index over the period. Shares of Eli Lilly rose after the company reported strong first quarter 2022 earnings results, but more importantly received FDA approval for its drug, tirzepatide, for the treatment of type 2 diabetes. Compelling pivotal data in the setting of non-diabetic obesity during the second quarter of 2022 also underscored the long-term value of this drug. More recently, the stock benefited from positive results in Eisai’s Alzheimer’s phase 3 trial which raised hopes for other anti-amyloid drugs including Eli Lilly’s drug donanemab. The Fund’s underweight to Moderna was a positive contributor to relative performance during the period, as shares have been pressured by uncertainties around future COVID-19 vaccine revenues, the success of other respiratory vaccines, and the utility of the mRNA platform beyond respiratory vaccines. As of the end of the period, the Fund continued to hold a position in Moderna as we believe the COVID-19 vaccine production has given Moderna not only sales and cash flows but has significantly increased the company’s capabilities in R&D and manufacturing to capitalize on future opportunities. Not owning Abbott Laboratories for the majority of the period was a positive contributor as shares underperformed during the period. Shares of Abbott Laboratories have been pressured as the company has faced short-term challenges including declines in COVID-19 testing demand as well as a voluntarily recall of several baby powder formulas in February 2022, including various Similac, Alimentum and EleCare branded products. We initiated a position in Abbott Laboratories recently in October 2022 as we found an attractive risk/reward opportunity following the stock’s underperformance. Top absolute contributors to the Fund’s performance during the period included Eli Lilly, UnitedHealth Group, and Bristol-Myers Squibb.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, attractive valuations, strong fundamentals, and robust innovation across the Healthcare sector leave us with a positive outlook. Starting with the biopharma sub-sector, we believe the prospects for value creation in the industry are especially strong as breakthrough innovation – particularly in oncology, immunology, and certain rare diseases — is generating a rich opportunity set for specialist investors. While the long-term implications of U.S. drug reform remain to be seen, we are encouraged by the lifting of this longstanding overhang on the biopharmaceutical industry and we believe that innovation will continue to drive value in the sector.
Outside of biopharma, the opportunity set is equally compelling, and we are just as enthusiastic about the opportunities within medical technology where innovation pipelines have never been stronger in our view, with far more attractive medical device categories poised to accelerate in this decade versus the prior decade. In the coming years, we believe many firms will grow their addressable market through geographic expansion, new technologies, and the use of existing technologies to treat new patient populations.
Lastly and importantly, the overall delivery of health care continues to evolve, and we believe health care companies are well positioned to help solve one of the greatest societal challenges we face for the future: rising health care costs. The U.S., for example, is experiencing a decades-long transition toward a fee-for-value payment system from a historic fee-for-service approach, which we expect will result in new business models that have the potential to improve outcomes and reduce costs. These tailwinds across the various Healthcare subsectors, coupled with strong valuation support, leaves us with a positive outlook for the Healthcare sector.
In selecting equities for the Fund, we favor companies that develop innovative products designed to address important unmet medical needs. Over the long term, we believe that innovation, an aging population, and the globalization of demand for cutting-edge Western-style medicines are likely to continue to drive growth of the Healthcare sector.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Risks of focusing investments on the healthcare related sector include regulatory and legal developments, changes in funding or subsidies, patent and intellectual property considerations, intense competitive pressures, rapid technological changes, long and costly process for obtaining product approval by government agencies, potential product obsolescence, rising cost of medical products and services, and liquidity risk. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets.
Composition by Subsector(1)
as of 10/31/2022
Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	13.6%
Consumer Finance	0.1
Health Care Equipment & Supplies	18.7
Health Care Providers & Services	24.6
Life Sciences Tools & Services	11.0
Pharmaceuticals	30.5
Total	98.5%
Short-Term Investments	1.2
Other Assets & Liabilities	0.3
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.
20

The Hartford MidCap Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 12/31/1997 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-24.83%	5.26%	10.65%
Class A2	-28.96%	4.07%	10.02%
Class C1	-25.38%	4.46%	9.83%
Class C3	-25.99%	4.46%	9.83%
Class I1	-24.63%	5.52%	10.91%
Class R3[1]	-25.08%	4.88%	10.28%
Class R4[1]	-24.86%	5.21%	10.62%
Class R5[1]	-24.62%	5.53%	10.95%
Class R6[1]	-24.56%	5.63%	11.07%
Class Y1	-24.58%	5.59%	11.04%
Class F1	-24.56%	5.63%	10.98%
S&P MidCap 400 Index	-11.54%	7.47%	11.23%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.84%	1.84%
Class I	0.85%	0.85%
Class R3	1.45%	1.45%
Class R4	1.15%	1.15%
Class R5	0.83%	0.83%
Class R6	0.73%	0.73%
Class Y	0.84%	0.79%
Class F	0.73%	0.73%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Classes I and Y and in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

21

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Philip W. Ruedi, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mark A. Whitaker, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Fund returned -24.83%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -11.54% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -29.65% average return of the Morningstar Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to that of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted negative results over the trailing twelve-month period ending October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period. Large-cap equities, as measured by the S&P 500 Index, underperformed mid-cap equities, as measured by the S&P MidCap 400 Index. During the period, mid-cap equities, as measured by the S& P MidCap 400 Index, outperformed small-cap equities, as measured by the Russell 2000 Index.
Within the S&P MidCap 400 Index, seven out of the eleven sectors posted negative returns during the period. The Communication Services (-24%), Information Technology (-23%), and Consumer Discretionary (-23%) sectors performed the worst, while the Energy (+44%), Consumer Staples (+4%) and Utilities (+4%) sectors performed the best.
The Fund underperformed the S& P MidCap 400 Index during the twelve-month period primarily due to negative security selection. Selection effects were particularly weak within the Information Technology, Healthcare, and Consumer Discretionary sectors. This was partially offset by strong selection in the Materials, Consumer Staples, and Utilities sectors, which contributed positively to performance during the period. Sector allocation, a result of our bottom-up stock selection process, also detracted from the Fund’s performance relative to the S&P MidCap 400 Index during the period. This was primarily due to an overweight allocation to the Information Technology and Healthcare sectors and an underweight to the Energy sector. This was partially offset by underweights to the Real Estate and Consumer Discretionary sectors, which contributed positively to performance during the period.
Top detractors from the Fund’s relative performance for the period included Etsy (Consumer Discretionary), YETI (Consumer Discretionary), and First Solar (Information Technology). The share price of handmade crafts e-commerce platform Etsy fell early in the period as holiday sales data underwhelmed investors despite management releasing solid third quarter results in November 2021. Following the platform's success as a leading supplier of homemade cloth face masks during the pandemic, customer retention came under close scrutiny as new user growth abated. Shares of YETI declined after the company reported second-quarter earnings that missed estimates and lowered full-year 2022 guidance. Sales were below expectations due to slower customer acquisition and digital traffic including Amazon Marketplace. Gross margin and operating expenses were impacted by logistics and distribution cost inflation and a market shift towards wholesale, specifically coolers and equipment. Shares of First Solar, a renewable energy and solar company, declined early in the period amid uncertainty surrounding the Inflation Reduction Act, as well as California’s Public Utilities Commission weighing the possibility of reforming home rooftop solar net metering subsidies.
Top contributors to relative performance during the period included Apellis Pharmaceutical (Healthcare), Arena Pharmaceutical (Healthcare), and Wingstop (Consumer Discretionary). Shares of Apellis Pharmaceuticals rose as the company announced that the U.S. Food and Drug Administration (FDA) accepted the New Drug

22

The Hartford MidCap Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Application for pegcetacoplan and assigned it Priority Review with an expected approval date of November 2022. If approved, pegcetacoplan will be the first treatment for Geotrophic Atrophy, a disease that causes vision loss. Apellis also plans to submit a marketing authorization application to the European Medicines Agency. Shares of Arena Pharmaceuticals soared during the period on news that Pfizer would acquire the company in a $6.7 billion cash deal that was expected to close in the first half of 2022. Arena’s pipeline drug Etrasimod was a key asset in the deal. Etrasimod is in development for the treatment of immuno-inflammatory diseases including ulcerative colitis. Shares of Wingstop, a franchisor and operator of restaurants, rose over the period. Share price jumped as management reported strong second-quarter 2022 results and reiterated full year guidance. The company also reported 67 net new restaurants and 7.5% growth in system-wide sales in the second quarter of 2022.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to feel that our holdings within the Energy sector look attractive within our fundamentals, valuation, and expectations (F/V/E) framework. As a result, we increased the weight in the Fund’s existing Energy positions, ending the period with a modest overweight versus the S&P MidCap 400 Index. In addition to Energy, we feel the transportation industry presents an attractive combination of valuation and business quality. Toward the end of the period, we increased the Fund’s positions in CH Robinson, a non-asset-based truck broker and air and ocean forwarder, and Expeditors International, which arranges the transportation of freight globally.
As of the end of the period, market volatility gave us opportunities to invest in several companies that had previously graduated from the mid cap opportunity set. Positions that we increased at the end of the period within this category included Bio-Techne, which sells bio-reactive proteins for cell culture development and gene therapy treatments, and Verisign, a domain name manager. These purchases were largely funded from positions within the Information Technology sector, and more specifically information technology infrastructure. In our view, earnings for these companies have been under increased pressure given the rising interest rate and inflationary environment.
At the end of the period, the Fund’s largest overweights were in the Information Technology and Healthcare sectors relative to the S&P MidCap 400 Index. The Fund was most underweight to the Financials and Real Estate sectors relative to the S&P MidCap 400 Index as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.2%
Consumer Discretionary	12.1
Energy	6.7
Financials	8.4
Health Care	19.1
Industrials	21.5
Information Technology	23.7
Materials	4.3
Real Estate	1.3
Utilities	0.9
Total	100.2%
Short-Term Investments	2.3
Other Assets & Liabilities	(2.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
23

The Hartford MidCap Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-4.34%	5.97%	9.28%
Class A2	-9.60%	4.78%	8.67%
Class C1	-5.07%	5.18%	8.48%
Class C3	-5.93%	5.18%	8.48%
Class I1	-4.06%	6.32%	9.62%
Class R3[1]	-4.58%	5.67%	8.98%
Class R4[1]	-4.31%	5.99%	9.31%
Class R5[1]	-4.03%	6.29%	9.64%
Class R6[1]	-3.92%	6.43%	9.70%
Class Y1	-4.09%	6.34%	9.71%
Class F1	-3.94%	6.42%	9.70%
Russell Midcap Value Index	-10.18%	6.49%	10.42%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 06/22/2022 and performance for Class R6 shares prior to 06/22/2022 reflects the performance of Class F shares from 02/28/2017 through 06/21/2022 and Class I shares prior to 02/28/2017. Class F shares commenced operations on 02/28/2017 and performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.18%	1.18%
Class C	1.96%	1.96%
Class I	0.85%	0.85%
Class R3	1.49%	1.49%
Class R4	1.19%	1.19%
Class R5	0.89%	0.89%
Class R6	0.77%	0.77%
Class Y	0.88%	0.88%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

24

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Gregory J. Garabedian
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford MidCap Value Fund returned -4.34%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned -10.18% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -10.61% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as mid-cap equities, measured by the S&P MidCap 400 Index, outperformed both small- and large-cap equities, as measured by the Russell 2000 Index and the S&P 500 Index, respectively. Returns within the mid-cap space varied by style, as the Russell Midcap Value Index outperformed the Russell Midcap Growth Index.
Eight out of eleven sectors in the Russell Midcap Value Index declined during the period, with the Communication Services (-32%), Consumer Discretionary (-22%), and Information Technology (-21%) sectors lagging most. Conversely, the Energy (+55%), Consumer Staples (+8%), and Utilities (+5%) sectors were the top performers and delivered positive returns during the period.
Security selection was the primary driver of the Fund’s relative outperformance versus the Russell Midcap Value Index over the period; sector allocation decisions also contributed positively, albeit more modestly. Selection within the Financials, Real Estate, and Healthcare sectors were the top drivers of relative performance. This was partially offset by weaker security selection in the Information Technology sector. Sector allocation, a result of our bottom-up stock selection process, also contributed positively to the Fund’s performance. Underweight exposure to the Real Estate and Communication Services sectors added the most to returns during the period, but was partially offset by underweight allocations to the Consumer Staples and Energy sectors.
Top security contributors to the Fund’s performance relative to the Russell Midcap Value Index over the period included an overweight position to Coterra Energy (Energy), an out-of-benchmark position in Centene (Healthcare), and an overweight position in Diamondback Energy (Energy). Shares of Coterra Energy and Diamondback Energy rose along with other oil and gas equities over the period as a supply and demand imbalance drove oil prices higher. Centene shares rose during the period as Medicaid and Medicare membership growth and recent acquisitions drove strong operational results, resulting in management raising its full-year guidance.
Top detractors from the Fund’s relative performance during the period included overweight positions in Syneos Health (Healthcare), Spirit AeroSystems (Industrials), and Six Flags Entertainment (Consumer Discretionary). Shares of Syneos Health, a clinical research organization, trended lower over the reporting period as the small- to mid-cap biotech sector came under pressure over funding concerns. The company also reported disappointing operational results due to slower decision-making from larger pharmaceutical companies, which heightened investor concerns of slowing industry growth. Shares of Spirit AeroSystems fell over the period. The company’s cash burn rate increased as Boeing’s lower production rate slowed Spirit’s reduction of inventory, exacerbated by continued inflationary pressure. Shares of Six Flags, an American amusement park corporation, fell during the period. Despite the company reporting a narrower-than-expected first-quarter loss and revenue that beat forecasts, shares declined as attendance came in below consensus estimates and concerns around a slowdown in consumer spending caused by inflation and rising interest rates posed challenges to the company’s outlook as it approached peak season.

25

The Hartford MidCap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Given what we see as a wide range of economic outcomes as of the end of the period, we have continued to emphasize quality across the Fund’s portfolio. We are stress-testing models and balance sheets, and are actively seeking to identify new opportunities created by the market turmoil during the period. Over the period, we increased the Fund’s exposures to the Energy and Information Technology sectors while reducing the Fund’s weights to the Real Estate and Materials sectors. As of the end of the period, we continue to seek opportunities that we believe offer a compelling combination of valuation, quality, and capital return.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.5%
Consumer Discretionary	11.3
Consumer Staples	2.5
Energy	6.0
Financials	20.7
Health Care	9.9
Industrials	20.8
Information Technology	10.3
Materials	3.6
Real Estate	6.4
Utilities	5.3
Total	99.3%
Short-Term Investments	0.4
Other Assets & Liabilities	0.3
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
26

Hartford Quality Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/02/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-4.19%	8.15%	10.18%
Class A2	-9.46%	6.93%	9.56%
Class C1	-4.95%	7.31%	9.36%
Class C3	-5.84%	7.31%	9.36%
Class I1	-3.92%	8.50%	10.54%
Class R3[1]	-4.41%	7.89%	9.90%
Class R4[1]	-4.15%	8.19%	10.23%
Class R5[1]	-3.92%	8.49%	10.54%
Class R6[1]	-3.71%	8.65%	10.66%
Class Y1	-3.85%	8.54%	10.60%
Class F1	-3.78%	8.63%	10.61%
Russell 1000 Value Index	-7.00%	7.21%	10.30%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
The returns include the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy prior to 11/01/2017.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.97%	0.96%
Class C	1.80%	1.71%
Class I	0.65%	0.65%
Class R3	1.27%	1.18%
Class R4	0.97%	0.88%
Class R5	0.67%	0.63%
Class R6	0.56%	0.46%
Class Y	0.66%	0.57%
Class F	0.56%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Matthew G. Baker
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Nataliya Kofman
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Quality Value Fund returned -4.19%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -7.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -6.24% average return of the Lipper Large Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Seven out of eleven sectors within the Russell 1000 Value Index declined over the period, with the Communication Services (-30%), Information Technology (-23%), and Real Estate (-20%) sectors lagging the most. Conversely, the Energy (+65%), Consumer Staples (+5%), and Utilities (+3%) sectors performed best over the period.
Security selection contributed positively to Fund performance relative to the Russell 1000 Value Index over the period, while sector allocation slightly detracted from the Fund’s relative performance. Strong stock selection within the Industrials, Financials, and Consumer Discretionary sectors were the top positive contributors to relative performance. This was partially offset by weaker security selection within the Healthcare, Energy, and Utilities sectors during the

28

Hartford Quality Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

period. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance during the period due to the Fund’s underweight allocation to the Energy sector and overweight allocation to the Information Technology sector.
Top contributors to performance relative to the Russell 1000 Value Index over the period were an overweight position in Lockheed Martin (Industrials), not owning Meta Platforms (Communication Services), and an overweight position in Principal Financial Group (Financials). Shares of Lockheed Martin trended higher during the period along with other defense equities in response to the Ukraine-Russia conflict. Germany also announced plans to bolster its military strength for the first time in decades by almost doubling its military spending and announced plans to buy fighter planes made in the U.S. The share price of Meta Platforms, a U.S.-based social networking operator, fell during the period after management released disappointing quarterly results and weak near-term guidance. The company reported that quarterly revenue declined more than 4% year over year and its second straight quarterly decline in the second quarter of 2022. Shares of Principal Financial Group ended the period higher after the investment management and insurance company reported second-quarter adjusted operating earnings per share (EPS) that were above expectations, as strong customer growth and increasing investment yields helped mitigate macroeconomic challenges.
The largest detractors from the Fund’s performance relative to the Russell 1000 Value Index over the period were not owning Exxon Mobil (Energy), an out-of-benchmark position in Koninklijke Philips (Healthcare), and an overweight position in Celanese (Materials). Shares of Exxon Mobil rose during the period along with the rest of the Energy sector on increasing earnings and revenue from rising oil prices. The company also announced a $30 billion share buyback. Shares of Koninklijke Philips fell during the period as the U.S. Food and Drug Administration (FDA) reported that instances of faulty Philips ventilators and sleep apnea machines had risen. The company also lowered full-year sales guidance and announced that longtime Chief Executive Officer (CEO) Frans van Houten would be replaced by Roy Jakobs, the Philips executive heading the recall operation. Shares of Celanese, a global chemical and specialty materials company, declined over the period as the business continued to be impacted by the persistent inflationary environment and volatile supply-chain backdrop. The company reported mixed earnings throughout the period, beating EPS estimates in April 2022 and July 2022 but failing to do so in January 2022.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Markets ended the period lower as investors braced for recession; however, the timing and magnitude is still unknown. Consumer demand has been resilient despite rising interest rates, but we believe we are starting to see the first indicators of economic pull-back despite the record strength of the labor market. Inflation has likely peaked in the U.S., but a change in tighter monetary policy by the Fed is unlikely, in our view, and we have not ruled out the potential for additional meaningful interest-rate increases before the end of 2022. Market volatility continues to be driven by a steady state of macroeconomic crosscurrents ranging from supply-chain bottlenecks to Russia’s invasion of Ukraine. In the current environment, we are seeking to avoid taking undue risk within the Fund by focusing on long-term value creation potential and predictable ranges of outcomes.
We continue to anticipate negative impacts from inflationary pressures and restrictive monetary policy through at least the end of 2022. As of the end of the period, the Fund remains positioned for persistent inflation and decelerating growth by focusing on companies with balance-sheet strength, sustainable and growing cash flows, and high-quality management teams, in our view. We believe that opportunistically investing in out-of-favor growth and cyclical names with positive risk/reward skews may provide upside potential, while maintaining an overweight to more defensive segments may insulate the portfolio from macroeconomic shocks and valuation-driven corrections.
At the end of the period, the Fund’s largest overweights were to the Information Technology and Consumer Staples sectors, while the Fund’s largest underweights were to the Energy and Communication Services sectors, relative to the Russell 1000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	6.0%
Consumer Discretionary	5.6
Consumer Staples	8.3
Energy	6.6
Financials	20.7
Health Care	17.3
Industrials	10.8
Information Technology	10.1
Materials	3.6
Real Estate	4.2
Utilities	5.2
Total	98.4%
Short-Term Investments	1.0
Other Assets & Liabilities	0.6
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
29

The Hartford Small Cap Growth Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/04/1988 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-28.75%	4.00%	9.48%
Class A2	-32.67%	2.83%	8.86%
Class C1	-29.27%	3.29%	8.73%
Class C3	-29.76%	3.29%	8.73%
Class I1	-28.50%	4.39%	9.84%
Class R3[1]	-28.93%	3.73%	9.20%
Class R4[1]	-28.72%	4.05%	9.54%
Class R5[1]	-28.51%	4.37%	9.87%
Class R6[1]	-28.44%	4.47%	9.97%
Class Y1	-28.47%	4.43%	9.95%
Class F1	-28.42%	4.48%	9.91%
Russell 2000 Growth Index	-26.02%	5.17%	10.15%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.19%	1.19%
Class C	1.90%	1.90%
Class I	0.84%	0.84%
Class R3	1.48%	1.48%
Class R4	1.18%	1.18%
Class R5	0.87%	0.87%
Class R6	0.77%	0.77%
Class Y	0.87%	0.83%
Class F	0.77%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

30

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Mammen Chally, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
David A. Siegle, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
Douglas W. McLane, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Cap Growth Fund returned -28.75%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -26.02% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -26.50% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market cap during the period, as large-cap equities, as measured by the S&P 500 Index, outperformed small-cap equities and underperformed mid-cap equities, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Ten out of eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Communication Services (-41%), Real Estate (-37%), and Information Technology (-33%) sectors lagged the broader index, while the Energy (+34%) sector had positive returns.
Sector allocation, a result of the bottom-up stock selection process, was the primary driver of relative underperformance during the period. This was driven by the Fund’s underweight allocation to the Energy sector and overweight allocations to the Real Estate and Information Technology sectors. The Fund’s overweight allocation to the Industrials sector and an underweight to the Healthcare sector detracted from relative performance during the period. Security selection also weighed on relative results. Weak selection within the Information Technology, Consumer Staples, and Consumer Discretionary sectors detracted from relative performance. This was partially offset by stronger selection in the Industrials and Real Estate sectors, which contributed positively to relative performance during the period.
The top contributors to relative performance during the period were overweight positions in WillScot Mobile Mini Holdings (Industrials), ExlService Holdings (Information Technology), and Chart Industries (Industrials). Shares of WillScot Mobile Mini, a modular space and storage solutions company, rose during the period after it was announced they acquired the rental fleet and assets of Modulease. This acquisition added roughly 400 mobile offices and 100 portable storage containers to the company's New England operation. WillScot Mobile also beat second-quarter revenue expectations, driven by strong demand and the implementation of increased rental rates. Shares of ExlService, an operations management and analytics company, rose during the period. The company reported first-quarter earnings and revenue which beat consensus expectations. Revenue increased across segments on a year-over-year basis, in particular

31

The Hartford Small Cap Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

within the analytics segment. Shares of Chart Industries rose over the period. The company reported second-quarter results showing record orders, record backlog, record sales, and record operating income. Top absolute contributors for the period included Chart Industries (Industrials), Turning Point Therapeutics (Healthcare), and ExlService Holdings (Information Technology).
The top detractors from relative performance during the period included overweight positions in Cardlytics (Communication Services) and Hydrofarm Holdings (Industrials), and an out-of-benchmark position in Yeti Holdings (Consumer Discretionary). Shares of Cardlytics, an advertising platform partnering with financial institutions' banking reward programs, fell after the company reported earnings for the second quarter that were below consensus expectations, with operating losses that were significantly higher than a year ago. The company has faced challenges from a sharp slowdown in digital advertising demand, driven by weakening consumer spending amid the current macroeconomic backdrop. We eliminated the Fund’s position during the period. Shares of Hydrofarm fell during the period after the company announced weaker guidance for the rest of 2022. Company management attributed this decision to the challenges the overall hydroponics space continues to face, and stated that they expect the industry to grow in the future. We eliminated the Fund’s position during the period. Shares of Yeti Holdings declined after the company reported second-quarter earnings that missed estimates and lowered full-year 2022 guidance. Sales were below expectations due to slower customer acquisition and digital traffic including Amazon Marketplace. Gross margins and operating expenses were impacted by logistics and distribution cost inflation and a market shift towards wholesale, specifically coolers and equipment. Top absolute detractors from performance for the period included Cardlytics (Communication Services), Rapid7 (Information Technology), and Omnicell (Healthcare).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The U.S. Consumer Price Index (CPI) remained elevated in its report for August 2022, albeit slightly declining from the loftier levels of July 2022. As of the end of the period, we believe some respite is possible in the near term, given the decline in oil prices. The Federal Open Market Committee (FOMC) members’ median rate expectations for 2023 have gone above 4.5% from 3.75% just three months ago. With the increase in expectations for near-term interest-rate increases, the continuing strength in the U.S. dollar is likely not a surprise, but nevertheless, its strength has become an increasing focus for companies and investors. Recent commentary from companies has indicated pockets of slowing demand, and low nominal growth in 2023 remains probable, given peaking inflation and tight policy.
The energy crisis Europe is facing this upcoming winter highlights the dilemma policymakers are facing between supporting low-income consumers and securing longer-term energy security for the continent. Over the last few months, it has become increasingly clear that Russia intends to keep the pressure on Europe, and we believe the conflict with Ukraine is likely to continue into 2024 at a minimum. The road forward regarding the conflict remains unpredictable, and the range of outcomes is wide in terms of the impact to the global economy, in our view.
On the positive side, we observe that supply-chain issues appear to be improving, although not completely resolved. Employment in the U.S. remains robust for now, but we believe there may be potential weakness ahead as the Fed continues to battle inflation. The Inflation Reduction Act (IRA), the Infrastructure Investment and Jobs Act (IIJA), and the CHIPS Act will likely serve as offsets, in our view. Margin pressure remains a focus and is somewhat unpredictable in the near term due to the variety of factors companies are facing.
At the end of the period, the Fund’s largest overweights were to the Industrials, Consumer Staples, and Consumer Discretionary sectors, while the Fund’s largest underweights were to the Utilities, Financials, and Energy sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.4%
Consumer Discretionary	11.2
Consumer Staples	5.5
Energy	6.4
Financials	6.2
Health Care	22.5
Industrials	20.5
Information Technology	19.5
Materials	3.7
Real Estate	2.2
Total	99.1%
Short-Term Investments	1.4
Other Assets & Liabilities	(0.5)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
32

Hartford Small Cap Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 01/01/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-8.86%	5.76%	8.87%
Class A2	-13.87%	4.57%	8.25%
Class C1	-9.54%	4.98%	8.06%
Class C3	-10.38%	4.98%	8.06%
Class I1	-8.56%	6.12%	9.14%
Class R3[1]	-9.05%	5.61%	8.67%
Class R4[1]	-8.79%	5.86%	8.96%
Class R5[1]	-8.48%	6.19%	9.29%
Class R6[1]	-8.46%	6.26%	9.35%
Class Y1	-8.52%	6.22%	9.33%
Class F1	-8.46%	6.25%	9.22%
Russell 2000 Value Index	-10.73%	5.31%	9.37%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 11/01/2018 reflects when the Fund pursued different strategies.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.30%	1.30%
Class C	2.09%	2.05%
Class I	0.97%	0.97%
Class R3	1.56%	1.50%
Class R4	1.26%	1.20%
Class R5	0.96%	0.90%
Class R6	0.85%	0.80%
Class Y	0.95%	0.85%
Class F	0.84%	0.80%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Manager
Sean Kammann
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Small Cap Value Fund returned -8.86%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Russell 2000 Value Index, which returned -10.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -11.64% average return of the Lipper Small-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
During the period, returns varied by market cap. Large-cap equities, as measured by the S&P 500 Index, underperformed mid- and small-cap equities, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and S&P MidCap 400 Index, respectively.
Eight of the eleven sectors in the Russell 2000 Value Index declined during the period, and the Communication Services (-41%), Healthcare (-27%), and Consumer Discretionary (-26%) sectors lagged. Conversely, the Energy (+46%), Consumer Staples (+6%), and Utilities (+3%) sectors were the top performers during the period.
Security selection drove the Fund’s outperformance relative to the Russell 2000 Value Index during the period. Strong selection in the Consumer Discretionary, Information Technology, and Healthcare sectors contributed positively to relative results. This was partially offset by weaker selection in the Financials, Energy, and Consumer Staples sectors. Sector allocation, a result of our bottom-up stock selection process, also benefited relative performance. The Fund’s underweight positions in the Communication Services and Healthcare sectors contributed positively to relative performance. This was partially offset by the Fund’s underweight position in the Energy sector and overweight to the Information Technology sector during the period.

34

Hartford Small Cap Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

The largest contributors to relative performance over the period were positions in H&R Block (Consumer Discretionary), Plantronics (Information Technology), and South Jersey Industries (Utilities). Tax preparation company H&R Block delivered strong operational results given the continued strong growth of its assisted return business. H&R Block also saw an expansion of its small-business clientele, increased adoption of its virtual tools, as well as the launch of its new mobile banking platform against a challenging macroeconomic backdrop, supporting its stock price. Plantronics is a U.S.-based headset manufacturer. Plantronics’ shares jumped after the company announced a deal in March 2022 where it would be acquired by HP. The acquisition was completed in August 2022. Shares of South Jersey Industries soared after Infrastructure Investments Fund announced the acquisition of the energy services holding company for $36 per share in cash, reflecting an enterprise value of approximately $8.1 billion. We eliminated the Fund’s positions in all three stocks during the period.
The largest detractors from relative performance during the period were positions in PROG Holdings (Financials), Greenhill (Financials), and DMC Global (Energy). PROG Holdings shares declined during the period, as the lease-to-own and financing company reported disappointing results and cut its full-year outlook, given weakened demand and increased delinquencies as inflation continued to impose significant pressure on its customers. Shares of Greenhill also ended the period lower after the company reported a continued decline in revenue and earnings as deal activities slowed against rising rates. Shares of DMC Global, a holding company with segments in explosive metalworking and perforation, declined during the period despite the company reporting strong first- and second-quarter results. Management provided lackluster guidance for the third quarter due to high inventory costs for Arcadia and anticipated lower NobelClad revenue.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe we are unquestionably on the precipice of an economically challenging period globally, and the structural advantages of the U.S. may be overwhelmed by the strong U.S. dollar. But this is temporary, in our view, and we believe these economic adjustments present investment opportunities for the Fund. We continue to focus our efforts on seeking the most attractive long-term excess return opportunities while seeking to balance these opportunities against the associated risks.
At the end of the period, the Fund was most overweight to the Financials, Industrials, and Information Technology sectors, and most underweight to the Real Estate, Healthcare, and Utilities sectors, relative to the Russell 2000 Value Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.1%
Consumer Discretionary	12.0
Consumer Staples	4.6
Energy	4.5
Financials	36.4
Health Care	6.4
Industrials	17.8
Information Technology	8.5
Materials	3.3
Real Estate	2.8
Utilities	1.6
Total	99.0%
Short-Term Investments	1.0
Other Assets & Liabilities	0.0 *
Total	100.0%

*	Percentage rounds to zero.
(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
35

The Hartford Small Company Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-30.24%	8.60%	10.24%
Class A2	-34.08%	7.38%	9.62%
Class C1	-30.76%	7.74%	9.41%
Class C3	-31.18%	7.74%	9.41%
Class I1	-30.01%	8.92%	10.54%
Class R3[1]	-30.43%	8.32%	9.99%
Class R4[1]	-30.25%	8.64%	10.32%
Class R5[1]	-30.01%	8.97%	10.66%
Class R6[1]	-29.95%	9.05%	10.75%
Class Y1	-30.05%	8.99%	10.71%
Class F1	-29.93%	9.05%	10.62%
Russell 2000 Growth Index	-26.02%	5.17%	10.15%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.23%	1.23%
Class C	2.05%	2.05%
Class I	0.96%	0.96%
Class R3	1.57%	1.57%
Class R4	1.26%	1.26%
Class R5	0.97%	0.97%
Class R6	0.85%	0.85%
Class Y	0.91%	0.91%
Class F	0.85%	0.85%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

36

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Steven C. Angeli, CFA*
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Ranjit Ramachandran
Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
John V. Schneider, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP
*	Effective February 28, 2023, Mr. Angeli will no longer serve as a portfolio manager to the Fund. Mr. Angeli will transition his portfolio management responsibilities for the Fund to Mr. Ramachandran.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Small Company Fund returned -30.24%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -26.02% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -26.50% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities fell over the trailing twelve-month period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the U.S. Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake.
Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth equities significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted, as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank is committed to raising interest rates and keeping them elevated for longer until there is clear evidence that price pressures are abating.
Returns varied by market capitalization during the period. Large cap equities, as measured by the Russell 1000 Index, outperformed small-cap equities, as measured by the Russell 2000 Index, and mid-cap equities, as measured by the Russell Midcap Index. Small-cap equities underperformed mid-cap equities for the period, as measured by the Russell 2000 Index and Russell Midcap Index, respectively. Narrowing the focus to small caps, value led growth by over +1500 basis points (bps) over the trailing year, as measured by the Russell 2000 Value and Growth Indices.
Ten of the eleven sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (+34%) sector was the lone positive sector over the period, while the Communication Services (-41%), Real Estate (-38%), and Information Technology (-33%) sectors lagged the broader index.
During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection in the Information Technology, Healthcare, and Consumer Discretionary sectors detracted from relative performance, partially offset by stronger selection in the Real Estate, Industrials, and Materials sectors. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative performance, primarily driven by the Fund’s overweight allocation to the Real Estate sector and underweight to the Consumer Staples sector. This was partially offset by the Fund’s underweight allocation to the Consumer Discretionary sector.
The top detractors from relative performance during the period included Digital Turbine (Information Technology), Owens & Minor (Healthcare), and Kornit Digital (Industrials). Shares of Digital Turbine, an advertising software platform, fell over the period in an environment of rising interest rates. The share price fell in February 2022 after competitive and regulatory pressures aimed to protect users’ personal information weighed on the digital advertising market. Additionally, in

37

The Hartford Small Company Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

May 2022, the company lowered guidance, citing macroeconomic challenges facing the business. Due to high uncertainty surrounding the digital advertising market, we decided to eliminate the Fund’s position during the period. Shares of Owens & Minor, a Healthcare logistics company, fell during the period as the company reported disappointing preliminary third-quarter 2022 results and lowered its full-year guidance. The Products & Healthcare Services segment detracted from relative performance driven by macroeconomic challenges, decreased hospital volumes and high stocking levels. Shares of Kornit Digital, an inkjet printer manufacturer for the textile and fashion industries, traded down in the period after missing second-quarter 2022 revenue expectations. The current economic environment led to a significantly slower pace of orders than the company originally projected. The company expressed optimism about the second half of 2022; however, we chose to eliminate the Fund’s position during the period over fears that economic recovery would not materialize. Top absolute detractors from the Fund’s performance for the period included Digital Turbine (Information Technology) and Rapid7 (Information Technology).
By contrast, some of the top contributors to relative performance included Tower Semiconductor (Information Technology), Chesapeake Energy (Energy), and Applied Industrial Technologies (Industrials). The share price of Tower Semiconductor, an independent foundry and producer of semiconductor integrated circuits, rose in February 2022 after Intel offered to acquire the company at a large premium. Shortly after the announcement, Tower Semiconductor announced strong quarterly results and adjusted earnings per share (EPS) ahead of consensus. Chesapeake Energy, a producer of oil and natural gas, experienced a share price increase during the period due to higher energy prices as well as an increased stock repurchase program announced in June 2022. The Fund realized gains by selling both positions during the period. Applied Industrial Technologies is a power transmission products and services company. The company’s share price rose as management announced fundamental strength through the period and raised their 2023 EPS guidance. Top absolute contributors to the Fund’s performance for the period included e.l.f. Beauty (Consumer Staples) and Calix (Information Technology).
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
The twelve-month period ended October 31, 2022 was categorized by heightened market volatility spurred on by a steady stream of macroeconomic challenges ranging from record inflation and persistent supply-chain challenges to Russia’s invasion of Ukraine. U.S. markets ended the period lower as investors braced for a recession; however, the timing and magnitude of this recession is still unknown, in our view, as market participants weigh the impacts of persistent inflation, recession, and the Fed’s reaction to these events. As a result, stocks in the Fund’s investment universe have been prone to trading on narrative recently, rather than fundamentals. Given this uncertainty, we remain disciplined within our upside/downside valuation framework, and are seeking to position the Fund to be balanced.
In this macro- and factor-driven environment, we are seeking balance by holding a mixture of high-quality capital compounders while looking for opportunities in emerging growth names with disruptive business models. While we are not aiming to create a recession-proof portfolio, we continue to anticipate weakness in sectors with high interest-rate sensitivity. As a result, we decided to eliminate a number of software names during the period that we believe lack the cash flows to remain resilient in an economic slowdown. Finally, as of the end of the period, we added to stocks that have sold off and fallen back into the small-cap universe during the period.
At the end of the period, the Fund’s largest overweights were to the Industrials, Healthcare, and Energy sectors, while the Fund’s largest underweights were to the Information Technology, Utilities, and Financials sectors, relative to the Russell 2000 Growth Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small-cap securities can have greater risks, including liquidity risk, and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	8.5
Consumer Staples	3.8
Energy	8.6
Financials	6.7
Health Care	23.8
Industrials	19.8
Information Technology	16.2
Materials	3.9
Real Estate	2.6
Total	96.3%
Short-Term Investments	3.3
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

Hartford Domestic Equity Funds
Benchmark Glossary (Unaudited)

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an index comprised of 2,000 of the smallest US-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on their market capitalization.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted index designed to measure the performance of the mid-cap segment of the market. The index is composed of 400 constituent companies.

39

Hartford Domestic Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Capital Appreciation Fund
Class A	$ 1,000.00	$ 937.30	$ 5.13	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 933.70	$ 8.92	$ 1,000.00	$ 1,015.98	$ 9.30	1.83%
Class I	$ 1,000.00	$ 938.60	$ 3.81	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class R3	$ 1,000.00	$ 935.50	$ 6.88	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 937.10	$ 5.37	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 938.50	$ 3.86	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 939.00	$ 3.42	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 938.50	$ 3.91	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 939.10	$ 3.37	$ 1,000.00	$ 1,021.68	$ 3.52	0.69%
Hartford Core Equity Fund
Class A	$ 1,000.00	$ 954.40	$ 3.50	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class C	$ 1,000.00	$ 950.70	$ 7.13	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class I	$ 1,000.00	$ 955.50	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R3	$ 1,000.00	$ 952.50	$ 5.36	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R4	$ 1,000.00	$ 954.30	$ 3.55	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R5	$ 1,000.00	$ 955.60	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class R6	$ 1,000.00	$ 956.00	$ 1.77	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 955.80	$ 2.17	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class F	$ 1,000.00	$ 956.00	$ 1.77	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
40

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Dividend and Growth Fund
Class A	$ 1,000.00	$ 958.80	$ 4.79	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class C	$ 1,000.00	$ 954.80	$ 8.62	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class I	$ 1,000.00	$ 960.20	$ 3.61	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R3	$ 1,000.00	$ 956.80	$ 6.71	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class R4	$ 1,000.00	$ 958.50	$ 5.18	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class R5	$ 1,000.00	$ 959.90	$ 3.66	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 960.50	$ 3.11	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class Y	$ 1,000.00	$ 960.20	$ 3.41	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class F	$ 1,000.00	$ 960.60	$ 3.11	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
The Hartford Equity Income Fund
Class A	$ 1,000.00	$ 999.30	$ 4.94	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class C	$ 1,000.00	$ 995.10	$ 8.75	$ 1,000.00	$ 1,016.43	$ 8.84	1.74%
Class I	$ 1,000.00	$ 1,000.50	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R3	$ 1,000.00	$ 997.20	$ 6.80	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 998.80	$ 5.39	$ 1,000.00	$ 1,019.81	$ 5.45	1.07%
Class R5	$ 1,000.00	$ 1,000.00	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R6	$ 1,000.00	$ 1,001.00	$ 3.28	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class Y	$ 1,000.00	$ 1,000.10	$ 3.73	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class F	$ 1,000.00	$ 1,000.60	$ 3.23	$ 1,000.00	$ 1,021.93	$ 3.26	0.64%
The Hartford Growth Opportunities Fund
Class A	$ 1,000.00	$ 877.90	$ 5.16	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class C	$ 1,000.00	$ 874.70	$ 8.74	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 879.40	$ 3.89	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class R3	$ 1,000.00	$ 876.60	$ 6.81	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class R4	$ 1,000.00	$ 878.00	$ 5.30	$ 1,000.00	$ 1,019.56	$ 5.70	1.12%
Class R5	$ 1,000.00	$ 879.20	$ 3.98	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class R6	$ 1,000.00	$ 879.80	$ 3.51	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 879.30	$ 3.93	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
Class F	$ 1,000.00	$ 879.60	$ 3.51	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
The Hartford Healthcare Fund
Class A	$ 1,000.00	$ 1,005.50	$ 6.42	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class C	$ 1,000.00	$ 1,001.60	$ 10.24	$ 1,000.00	$ 1,014.97	$ 10.31	2.03%
Class I	$ 1,000.00	$ 1,006.90	$ 5.01	$ 1,000.00	$ 1,020.21	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 1,004.00	$ 8.13	$ 1,000.00	$ 1,017.09	$ 8.19	1.61%
Class R4	$ 1,000.00	$ 1,005.50	$ 6.52	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R5	$ 1,000.00	$ 1,006.80	$ 5.11	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class R6	$ 1,000.00	$ 1,007.60	$ 4.56	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class Y	$ 1,000.00	$ 1,006.90	$ 5.11	$ 1,000.00	$ 1,020.11	$ 5.14	1.01%
Class F	$ 1,000.00	$ 1,007.40	$ 4.56	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
The Hartford MidCap Fund
Class A	$ 1,000.00	$ 926.00	$ 5.34	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class C	$ 1,000.00	$ 922.30	$ 8.96	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 927.20	$ 4.18	$ 1,000.00	$ 1,020.87	$ 4.38	0.86%
Class R3	$ 1,000.00	$ 924.40	$ 7.03	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class R4	$ 1,000.00	$ 925.80	$ 5.49	$ 1,000.00	$ 1,019.51	$ 5.75	1.13%
Class R5	$ 1,000.00	$ 927.20	$ 4.13	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class R6	$ 1,000.00	$ 927.60	$ 3.60	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class Y	$ 1,000.00	$ 927.40	$ 3.89	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class F	$ 1,000.00	$ 927.60	$ 3.60	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
41

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford MidCap Value Fund
Class A	$ 1,000.00	$ 953.30	$ 5.76	$ 1,000.00	$ 1,019.26	$ 5.95	1.17%
Class C	$ 1,000.00	$ 950.00	$ 9.63	$ 1,000.00	$ 1,015.32	$ 9.96	1.96%
Class I	$ 1,000.00	$ 954.50	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R3	$ 1,000.00	$ 952.10	$ 7.33	$ 1,000.00	$ 1,017.69	$ 7.58	1.49%
Class R4	$ 1,000.00	$ 953.40	$ 5.86	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class R5	$ 1,000.00	$ 954.70	$ 4.38	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R6(1)	$ 1,000.00	$ 955.90	$ 2.70(2)	$ 1,000.00	$ 1,021.32	$ 3.92(3)	0.77%
Class Y	$ 1,000.00	$ 954.80	$ 4.33	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 955.60	$ 3.80	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Hartford Quality Value Fund
Class A	$ 1,000.00	$ 966.50	$ 4.71	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class C	$ 1,000.00	$ 962.50	$ 8.46	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 968.00	$ 3.27	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class R3	$ 1,000.00	$ 965.50	$ 5.85	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class R4	$ 1,000.00	$ 966.70	$ 4.36	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R5	$ 1,000.00	$ 967.80	$ 3.13	$ 1,000.00	$ 1,022.03	$ 3.21	0.63%
Class R6	$ 1,000.00	$ 969.00	$ 2.28	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 968.60	$ 2.83	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class F	$ 1,000.00	$ 968.70	$ 2.28	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
The Hartford Small Cap Growth Fund
Class A	$ 1,000.00	$ 961.10	$ 6.33	$ 1,000.00	$ 1,018.75	$ 6.51	1.28%
Class C	$ 1,000.00	$ 957.70	$ 9.87	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%
Class I	$ 1,000.00	$ 963.10	$ 4.41	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 960.00	$ 7.51	$ 1,000.00	$ 1,017.54	$ 7.73	1.52%
Class R4	$ 1,000.00	$ 961.40	$ 6.03	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
Class R5	$ 1,000.00	$ 963.00	$ 4.60	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R6	$ 1,000.00	$ 963.20	$ 4.06	$ 1,000.00	$ 1,021.07	$ 4.18	0.82%
Class Y	$ 1,000.00	$ 963.20	$ 4.36	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 963.40	$ 4.01	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Hartford Small Cap Value Fund
Class A	$ 1,000.00	$ 992.20	$ 6.63	$ 1,000.00	$ 1,018.55	$ 6.72	1.32% (4)
Class C	$ 1,000.00	$ 989.80	$ 10.28	$ 1,000.00	$ 1,014.87	$ 10.41	2.05% (4)
Class I	$ 1,000.00	$ 994.80	$ 5.13	$ 1,000.00	$ 1,020.06	$ 5.19	1.02% (4)
Class R3	$ 1,000.00	$ 991.70	$ 7.43	$ 1,000.00	$ 1,017.74	$ 7.53	1.48%
Class R4	$ 1,000.00	$ 992.60	$ 6.23	$ 1,000.00	$ 1,018.95	$ 6.31	1.24% (4)
Class R5	$ 1,000.00	$ 995.10	$ 4.68	$ 1,000.00	$ 1,020.52	$ 4.74	0.93% (4)
Class R6	$ 1,000.00	$ 995.10	$ 4.02	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class Y	$ 1,000.00	$ 995.00	$ 4.28	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class F	$ 1,000.00	$ 994.80	$ 4.02	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
42

Hartford Domestic Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Small Company Fund
Class A	$ 1,000.00	$ 935.70	$ 6.29	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class C	$ 1,000.00	$ 932.40	$ 10.32	$ 1,000.00	$ 1,014.52	$ 10.76	2.12%
Class I	$ 1,000.00	$ 937.20	$ 4.84	$ 1,000.00	$ 1,020.16	$ 5.04	0.99%
Class R3	$ 1,000.00	$ 934.20	$ 7.80	$ 1,000.00	$ 1,017.14	$ 8.13	1.60%
Class R4	$ 1,000.00	$ 935.50	$ 6.34	$ 1,000.00	$ 1,018.65	$ 6.61	1.30%
Class R5	$ 1,000.00	$ 937.10	$ 4.88	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R6	$ 1,000.00	$ 937.60	$ 4.30	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class Y	$ 1,000.00	$ 936.60	$ 4.78	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class F	$ 1,000.00	$ 937.90	$ 4.30	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%

(1)	Class R6 of The Hartford MidCap Value Fund commenced operations on June 22, 2022.
(2)	Expenses paid during the period June 22, 2022 through October 31, 2022.
(3)	Please note that while The Hartford MidCap Value Fund's Class R6 commenced operations on June 22, 2022, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that the annualized expense ratio for Class R6 shares was in effect during the period May 1, 2022 to October 31, 2022.
(4)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
43

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Automobiles & Components - 0.6%
166,820	Thor Industries, Inc.	$ 13,590,826
161,190	Visteon Corp.*	21,030,459
		34,621,285
	Banks - 2.3%
405,730	Bank of Nova Scotia	19,604,874
973,474	Cadence Bank	26,916,556
326,570	JP Morgan Chase & Co.	41,108,631
359,651	Western Alliance Bancorp	24,157,758
351,049	Zions Bancorp NA	18,233,485
		130,021,304
	Capital Goods - 9.9%
558,792	AerCap Holdings N.V.*	29,845,081
232,930	AMETEK, Inc.	30,201,704
39,779	Axon Enterprise, Inc.*	5,785,458
440,728	Builders FirstSource, Inc.*	27,175,289
147,299	HEICO Corp.	23,956,709
806,800	HF Global, Inc.*(1)(2)	15,619,648
376,637	Honeywell International, Inc.	76,841,481
144,230	IDEX Corp.	32,063,771
174,178	John Bean Technologies Corp.	15,885,034
1,057,109	Johnson Controls International plc	61,143,185
35,790	Lockheed Martin Corp.	17,418,277
235,843	Middleby Corp.*	32,985,002
113,591	Northrop Grumman Corp.	62,362,595
705,213	Otis Worldwide Corp.	49,816,246
150,929	Snap-on, Inc.	33,513,784
675,290	Spirit AeroSystems Holdings, Inc. Class A	15,639,716
361,900	Westinghouse Air Brake Technologies Corp.	33,758,032
		564,011,012
	Commercial & Professional Services - 1.9%
188,197	Clean Harbors, Inc.*	23,046,605
95,468	Copart, Inc.*	10,980,729
236,411	CoStar Group, Inc.*	19,555,918
268,308	Leidos Holdings, Inc.	27,257,410
160,414	Verisk Analytics, Inc. Class A	29,328,491
		110,169,153
	Consumer Durables & Apparel - 3.1%
440,454	Lennar Corp. Class A	35,544,638
133,647	Lululemon Athletica, Inc.*	43,975,209
739,007	NIKE, Inc. Class B	68,491,169
2,973	NVR, Inc.*	12,598,830
588,938	Steven Madden Ltd.	17,591,578
		178,201,424
	Consumer Services - 2.9%
203,392	Airbnb, Inc. Class A*	21,744,639
1,603,154	Denny's Corp.*	18,163,735
46,090	Domino's Pizza, Inc.	15,312,941
685,372	DraftKings, Inc. Class A*(3)	10,828,878
295,080	Hilton Worldwide Holdings, Inc.	39,912,521
223,587	McDonald's Corp.	60,963,231
		166,925,945
	Diversified Financials - 4.4%
514,041	American Express Co.	76,309,386
545,025	Bank of New York Mellon Corp.	22,951,003
37,260	BlackRock, Inc.	24,066,607
54,772	CME Group, Inc.	9,491,988
80,061	Moody's Corp.	21,205,757
321,684	Morgan Stanley	26,432,774
193,392	T Rowe Price Group, Inc.	20,530,495
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Diversified Financials - 4.4% - (continued)
363,717	Tradeweb Markets, Inc. Class A	$ 20,033,532
431,945	Voya Financial, Inc.	29,527,760
		250,549,302
	Energy - 2.6%
596,447	Cenovus Energy, Inc.	12,048,229
60,204	Cheniere Energy, Inc.	10,620,588
167,304	Chevron Corp.	30,265,294
128,722	Diamondback Energy, Inc.	20,223,513
89,678	EOG Resources, Inc.	12,242,841
833,288	Marathon Oil Corp.	25,373,620
655,068	TotalEnergies SE ADR	35,878,074
		146,652,159
	Food & Staples Retailing - 0.8%
793,124	U.S. Foods Holding Corp.*	23,603,370
163,326	Walmart, Inc.	23,246,190
		46,849,560
	Food, Beverage & Tobacco - 4.0%
1,089,541	Coca-Cola Co.	65,209,029
465,849	General Mills, Inc.	38,003,961
130,903	Monster Beverage Corp.*	12,268,229
396,956	PepsiCo., Inc.	72,079,271
418,984	Philip Morris International, Inc.	38,483,680
		226,044,170
	Health Care Equipment & Services - 9.9%
585,745	Baxter International, Inc.	31,835,241
162,925	DexCom, Inc.*	19,678,082
472,533	Encompass Health Corp.	25,724,697
35,599	Humana, Inc.	19,867,090
152,731	Insulet Corp.*	39,528,310
406,054	Integra LifeSciences Holdings Corp.*	20,404,213
205,771	Intuitive Surgical, Inc.*	50,716,378
1,082,519	Medtronic plc	94,547,209
77,089	Molina Healthcare, Inc.*	27,664,159
265,974	Stryker Corp.	60,971,880
38,099	Teleflex, Inc.	8,174,521
253,763	UnitedHealth Group, Inc.	140,876,529
156,714	Veeva Systems, Inc. Class A*	26,318,549
		566,306,858
	Household & Personal Products - 2.7%
1,321,606	Colgate-Palmolive Co.	97,587,387
425,266	Procter & Gamble Co.	57,270,572
		154,857,959
	Insurance - 6.7%
5,496,348	Aegon N.V.	25,338,164
424,468	Brown & Brown, Inc.	24,954,474
324,947	Chubb Ltd.	69,827,861
236,863	Globe Life, Inc.	27,362,414
133,188	Hanover Insurance Group, Inc.	19,510,710
657,094	Kemper Corp.	31,323,671
412,995	Marsh & McLennan Cos., Inc.	66,694,562
852,142	MetLife, Inc.	62,385,316
647,839	Principal Financial Group, Inc.	57,094,051
		384,491,223
	Materials - 4.6%
72,950	Albemarle Corp.	20,416,516
445,317	Celanese Corp. Class A	42,803,870
401,290	Ecolab, Inc.	63,030,620
534,641	FMC Corp.	63,568,815

The accompanying notes are an integral part of these financial statements.
44

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Materials - 4.6% - (continued)
210,543	Linde plc	$ 62,604,961
111,867	Nutrien Ltd.	9,452,762
		261,877,544
	Media & Entertainment - 5.0%
874,986	Alphabet, Inc. Class A*	82,694,927
682,342	Cargurus, Inc.*	9,934,900
754,310	Comcast Corp. Class A	23,941,800
150,245	Meta Platforms, Inc. Class A*	13,996,824
110,081	Netflix, Inc.*	32,130,442
893,120	Omnicom Group, Inc.	64,974,480
96,735	Roku, Inc.*	5,372,662
103,661	Spotify Technology S.A.*	8,353,003
76,784	Take-Two Interactive Software, Inc.*	9,097,368
209,061	Walt Disney Co.*	22,273,359
350,451	ZoomInfo Technologies, Inc. Class A*	15,605,583
		288,375,348
	Pharmaceuticals, Biotechnology & Life Sciences - 7.3%
135,289	Agilent Technologies, Inc.	18,717,233
40,324	Alnylam Pharmaceuticals, Inc.*	8,357,552
134,713	Apellis Pharmaceuticals, Inc.*	8,148,789
792,503	AstraZeneca plc ADR	46,607,101
436,742	Danaher Corp.	109,914,859
97,495	Eli Lilly & Co.	35,301,965
350,713	Exact Sciences Corp.*	12,197,798
78,783	Jazz Pharmaceuticals plc*	11,328,208
294,440	Johnson & Johnson	51,223,727
1,628,620	Pfizer, Inc.	75,812,261
225,170	PTC Therapeutics, Inc.*	8,515,929
348,841	Syneos Health, Inc.*	17,574,610
186,499	Ultragenyx Pharmaceutical, Inc.*	7,545,750
25,762	Vertex Pharmaceuticals, Inc.*	8,037,744
		419,283,526
	Real Estate - 2.9%
320,125	American Tower Corp. REIT	66,326,699
55,197	AvalonBay Communities, Inc. REIT	9,666,099
592,948	Gaming and Leisure Properties, Inc. REIT	29,718,554
222,650	Ryman Hospitality Properties, Inc. REIT	19,798,038
962,925	VICI Properties, Inc. REIT	30,832,858
148,597	Welltower, Inc. REIT	9,070,361
		165,412,609
	Retailing - 4.7%
706,657	Amazon.com, Inc.*	72,389,943
15,275	AutoZone, Inc.*	38,689,742
273,282	Chewy, Inc. Class A*(3)	10,584,212
104,552	Etsy, Inc.*	9,818,478
305,689	Monro, Inc.	14,596,650
150,673	Ross Stores, Inc.	14,417,899
1,234,520	TJX Cos., Inc.	89,008,892
316,327	Tory Burch LLC*(1)(2)	9,546,739
24,667	Ulta Beauty, Inc.*	10,344,600
		269,397,155
	Semiconductors & Semiconductor Equipment - 1.1%
80,804	First Solar, Inc.*	11,762,638
173,567	MKS Instruments, Inc.	14,258,529
96,546	NVIDIA Corp.	13,030,814
38,087	SolarEdge Technologies, Inc.*	8,761,153
94,168	Synaptics, Inc.*	8,343,285
70,756	Universal Display Corp.	6,737,386
		62,893,805
	Software & Services - 12.4%
186,445	Accenture plc Class A	52,931,735
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Software & Services - 12.4% - (continued)
315,305	Block, Inc.*	$ 18,940,371
457,399	Cognizant Technology Solutions Corp. Class A	28,473,088
89,357	Datadog, Inc. Class A*	7,194,132
286,546	Dynatrace, Inc.*	10,097,881
526,811	Fidelity National Information Services, Inc.	43,720,045
97,548	Five9, Inc.*	5,878,242
267,153	Genpact Ltd.	12,956,921
92,054	Guidewire Software, Inc.*	5,468,928
57,580	Intuit, Inc.	24,615,450
237,046	Mastercard, Inc. Class A	77,793,756
568,061	Microsoft Corp.	131,864,000
46,238	MongoDB, Inc. Class A*	8,462,941
160,207	Okta, Inc.*	8,990,817
138,390	Palo Alto Networks, Inc.*	23,746,340
74,462	Paycom Software, Inc.*	25,763,852
11,816	Rubicon Earnout Shares*(1)(2)	4,514
157,544	Rubicon Technology, Inc. Class B*(1)(2)	270,818
157,544	Rubicon Technology, Inc. Class V*(1)(2)	—
157,544	Rubicon TRA Placeholder(1)(2)	56,716
62,894	salesforce.com, Inc.*	10,225,935
12,640	Sharecare, Inc. Earnout Shares*(1)(2)	2,427
151,750	Shopify, Inc. Class A*	5,194,403
102,994	Synopsys, Inc.*	30,130,895
523,551	Visa, Inc. Class A	108,458,825
1,366,735	Western Union Co.	18,464,590
82,890	WEX, Inc.*	13,605,565
215,867	Workday, Inc. Class A*	33,636,396
		706,949,583
	Technology Hardware & Equipment - 4.5%
446,972	Apple, Inc.	68,538,686
249,462	Arista Networks, Inc.*	30,149,977
239,254	CDW Corp.	41,345,484
618,912	Cisco Systems, Inc.	28,117,172
214,756	Coherent Corp.*	7,217,949
152,472	F5, Inc.*	21,789,774
575,151	Flex Ltd.*	11,261,457
369,206	Lumentum Holdings, Inc.*	27,487,387
13,600	Mobileye Global, Inc. Class A*	358,768
609,734	National Instruments Corp.	23,279,644
		259,546,298
	Transportation - 1.6%
76,156	J.B. Hunt Transport Services, Inc.	13,028,007
1,046,451	Southwest Airlines Co.*	38,038,494
201,760	Union Pacific Corp.	39,774,966
		90,841,467
	Utilities - 0.8%
305,543	Dominion Energy, Inc.	21,378,843
353,285	Eversource Energy	26,948,580
		48,327,423
	Total Common Stocks (cost $5,182,387,985)	$ 5,532,606,112
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
566,622	Essence Group Holdings Corp. Series 3*(1)(2)	$ 1,337,228
77,707	Lookout, Inc. Series F*(1)(2)	613,885
	Total Convertible Preferred Stocks (cost $1,783,654)	$ 1,951,113

The accompanying notes are an integral part of these financial statements.
45

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 1.1%
	Other Investment Pools & Funds - 1.1%
219,998	iShares Russell 1000 Growth ETF		$ 48,967,155
75,438	Vanguard Mega Cap Growth ETF		13,645,980
			62,613,135
	Total Exchange-Traded Funds (cost $63,673,981)		$ 62,613,135
	Total Long-Term Investments (cost $5,247,845,620)		$ 5,597,170,360
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.1%
$ 63,260,761	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $63,266,050; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $10,102,624 and collateralized by U.S. Treasury Note at 0.375%, maturing 08/15/2024, with a market value of $23,247,166 and collateralized by U.S. Treasury Note at 1.500%, maturing 09/30/2024, with a market value of $23,694,037 and collateralized by U.S. Treasury Infaltion Index Note at 0.125%, maturing 10/15/2024, with a market value of $7,482,159		$ 63,260,761
	Securities Lending Collateral - 0.3%
2,494,319	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		2,494,319
8,314,396	HSBC US Government Money Market Fund, 3.09%(4)		8,314,396
2,494,319	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		2,494,319
2,494,319	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		2,494,319
			15,797,353
	Total Short-Term Investments (cost $79,058,114)		$ 79,058,114
	Total Investments (cost $5,326,903,734)	99.2%	$ 5,676,228,474
	Other Assets and Liabilities	0.8%	46,878,297
	Total Net Assets	100.0%	$ 5,723,106,771
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $27,451,975 or 0.5% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	566,622	$ 895,999	$ 1,337,228
06/2015	HF Global, Inc.	806,800	10,846,942	15,619,648
07/2014	Lookout, Inc. Series F Convertible Preferred	77,707	887,655	613,885
09/2015	Rubicon Earnout Shares	11,816	—	4,514
09/2015	Rubicon Technology, Inc. Class V	157,544	—	—
09/2015	Rubicon Technology, Inc. Class B	157,544	673,447	270,818
09/2015	Rubicon TRA Placeholder	157,544	—	56,716
07/2021	Sharecare, Inc. Earnout Shares	12,640	—	2,427
11/2013	Tory Burch LLC	316,327	24,792,580	9,546,739
			$ 38,096,623	$ 27,451,975

(2)	Investment valued using significant unobservable inputs.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Nasdaq 100 E-MINI Future	401	12/16/2022	$ 91,806,945	$ (3,889,068)
Total futures contracts				$ (3,889,068)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
46

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 34,621,285	$ 34,621,285	$ —	$ —
Banks	130,021,304	130,021,304	—	—
Capital Goods	564,011,012	548,391,364	—	15,619,648
Commercial & Professional Services	110,169,153	110,169,153	—	—
Consumer Durables & Apparel	178,201,424	178,201,424	—	—
Consumer Services	166,925,945	166,925,945	—	—
Diversified Financials	250,549,302	250,549,302	—	—
Energy	146,652,159	146,652,159	—	—
Food & Staples Retailing	46,849,560	46,849,560	—	—
Food, Beverage & Tobacco	226,044,170	226,044,170	—	—
Health Care Equipment & Services	566,306,858	566,306,858	—	—
Household & Personal Products	154,857,959	154,857,959	—	—
Insurance	384,491,223	384,491,223	—	—
Materials	261,877,544	261,877,544	—	—
Media & Entertainment	288,375,348	288,375,348	—	—
Pharmaceuticals, Biotechnology & Life Sciences	419,283,526	419,283,526	—	—
Real Estate	165,412,609	165,412,609	—	—
Retailing	269,397,155	259,850,416	—	9,546,739
Semiconductors & Semiconductor Equipment	62,893,805	62,893,805	—	—
Software & Services	706,949,583	706,615,108	—	334,475
Technology Hardware & Equipment	259,546,298	259,546,298	—	—
Transportation	90,841,467	90,841,467	—	—
Utilities	48,327,423	48,327,423	—	—
Convertible Preferred Stocks	1,951,113	—	—	1,951,113
Exchange-Traded Funds	62,613,135	62,613,135	—	—
Short-Term Investments	79,058,114	15,797,353	63,260,761	—
Total	$ 5,676,228,474	$ 5,585,515,738	$ 63,260,761	$ 27,451,975
Liabilities
Futures Contracts(2)	$ (3,889,068)	$ (3,889,068)	$ —	$ —
Total	$ (3,889,068)	$ (3,889,068)	$ —	$ —

(1)	For the year ended October 31, 2022, investments valued at $37,515 were transferred into Level 3 due to the unavailability of significant observable inputs. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
47

Hartford Core Equity Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.5%
5,757,252	Ford Motor Co.	$ 76,974,459
300,845	Tesla, Inc.*	68,454,272
		145,428,731
	Banks - 5.1%
4,954,659	Bank of America Corp.	178,565,910
1,763,413	JP Morgan Chase & Co.	221,978,429
545,783	PNC Financial Services Group, Inc.	88,324,063
		488,868,402
	Capital Goods - 8.2%
900,449	AMETEK, Inc.	116,752,217
351,763	Deere & Co.	139,234,831
970,630	Fortune Brands Home & Security, Inc.	58,548,402
473,626	IDEX Corp.	105,291,796
517,951	Illinois Tool Works, Inc.	110,598,077
1,984,015	Johnson Controls International plc	114,755,428
1,525,826	Raytheon Technologies Corp.	144,678,821
		789,859,572
	Commercial & Professional Services - 1.6%
882,937	Leidos Holdings, Inc.	89,697,570
500,043	Republic Services, Inc.	66,315,702
		156,013,272
	Consumer Durables & Apparel - 1.1%
1,123,903	NIKE, Inc. Class B	104,163,330
	Consumer Services - 2.1%
395,531	Airbnb, Inc. Class A*	42,286,219
597,809	McDonald's Corp.	162,998,602
		205,284,821
	Diversified Financials - 4.2%
985,818	American Express Co.	146,344,682
1,239,646	Charles Schwab Corp.	98,762,597
1,990,992	Morgan Stanley	163,599,813
		408,707,092
	Energy - 4.0%
1,118,642	ConocoPhillips	141,049,570
1,796,773	EOG Resources, Inc.	245,295,450
		386,345,020
	Food & Staples Retailing - 1.3%
1,416,245	Sysco Corp.	122,590,167
	Food, Beverage & Tobacco - 2.8%
595,301	Constellation Brands, Inc. Class A	147,086,971
1,362,546	Monster Beverage Corp.*	127,697,811
		274,784,782
	Health Care Equipment & Services - 8.4%
946,711	Abbott Laboratories	93,667,586
1,532,995	Baxter International, Inc.	83,318,278
491,491	Becton Dickinson and Co.	115,977,131
1,440,042	Hologic, Inc.*	97,634,848
360,431	Laboratory Corp. of America Holdings	79,965,222
609,822	UnitedHealth Group, Inc.	338,542,683
		809,105,748
	Household & Personal Products - 3.1%
1,268,271	Colgate-Palmolive Co.	93,649,131
1,539,765	Procter & Gamble Co.	207,360,152
		301,009,283
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Insurance - 2.4%
606,801	Chubb Ltd.	$ 130,395,467
808,528	Progressive Corp.	103,814,995
		234,210,462
	Materials - 1.0%
844,147	PPG Industries, Inc.	96,384,704
	Media & Entertainment - 5.9%
4,595,561	Alphabet, Inc. Class A*	434,326,470
1,271,194	Walt Disney Co.*	135,433,009
		569,759,479
	Pharmaceuticals, Biotechnology & Life Sciences - 10.0%
497,261	Danaher Corp.	125,145,676
601,615	Eli Lilly & Co.	217,838,775
4,065,208	Pfizer, Inc.	189,235,432
207,798	Regeneron Pharmaceuticals, Inc.*	155,588,753
308,405	Thermo Fisher Scientific, Inc.	158,510,918
402,469	Vertex Pharmaceuticals, Inc.*	125,570,328
		971,889,882
	Real Estate - 1.7%
407,385	AvalonBay Communities, Inc. REIT	71,341,261
803,953	Prologis, Inc. REIT	89,037,795
		160,379,056
	Retailing - 5.2%
3,156,415	Amazon.com, Inc.*	323,343,153
2,438,329	TJX Cos., Inc.	175,803,521
		499,146,674
	Semiconductors & Semiconductor Equipment - 4.5%
980,314	Advanced Micro Devices, Inc.*	58,877,659
301,301	KLA Corp.	95,346,701
246,301	NVIDIA Corp.	33,243,246
801,030	QUALCOMM, Inc.	94,249,190
932,778	Texas Instruments, Inc.	149,832,130
		431,548,926
	Software & Services - 11.4%
850,810	Fidelity National Information Services, Inc.	70,608,722
560,422	Global Payments, Inc.	64,033,818
1,005,637	GoDaddy, Inc. Class A*	80,853,215
498,974	Mastercard, Inc. Class A	163,753,287
2,031,142	Microsoft Corp.	471,488,992
486,156	Palo Alto Networks, Inc.*	83,419,508
705,303	salesforce.com, Inc.*	114,675,215
333,218	Workday, Inc. Class A*	51,922,029
		1,100,754,786
	Technology Hardware & Equipment - 10.3%
3,234,143	Apple, Inc.	495,923,488
607,352	CDW Corp.	104,956,499
2,615,047	Corning, Inc.	84,126,062
507,932	F5, Inc.*	72,588,562
629,456	Motorola Solutions, Inc.	157,181,458
1,237,335	NetApp, Inc.	85,710,195
		1,000,486,264
	Utilities - 3.3%
1,547,815	American Electric Power Co., Inc.	136,083,895
1,193,018	Duke Energy Corp.	111,165,417
921,335	Eversource Energy	70,279,434
		317,528,746
	Total Common Stocks (cost $6,984,522,918)	$ 9,574,249,199

The accompanying notes are an integral part of these financial statements.
48

Hartford Core Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.7%
	Repurchase Agreements - 0.7%
$ 70,499,034	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $70,504,928; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $62,415,131 and collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $9,493,957		$ 70,499,034
	Total Short-Term Investments (cost $70,499,034)		$ 70,499,034
	Total Investments (cost $7,055,021,952)	99.8%	$ 9,644,748,233
	Other Assets and Liabilities	0.2%	19,974,249
	Total Net Assets	100.0%	$ 9,664,722,482
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 145,428,731	$ 145,428,731	$ —	$ —
Banks	488,868,402	488,868,402	—	—
Capital Goods	789,859,572	789,859,572	—	—
Commercial & Professional Services	156,013,272	156,013,272	—	—
Consumer Durables & Apparel	104,163,330	104,163,330	—	—
Consumer Services	205,284,821	205,284,821	—	—
Diversified Financials	408,707,092	408,707,092	—	—
Energy	386,345,020	386,345,020	—	—
Food & Staples Retailing	122,590,167	122,590,167	—	—
Food, Beverage & Tobacco	274,784,782	274,784,782	—	—
Health Care Equipment & Services	809,105,748	809,105,748	—	—
Household & Personal Products	301,009,283	301,009,283	—	—
Insurance	234,210,462	234,210,462	—	—
Materials	96,384,704	96,384,704	—	—
Media & Entertainment	569,759,479	569,759,479	—	—
Pharmaceuticals, Biotechnology & Life Sciences	971,889,882	971,889,882	—	—
Real Estate	160,379,056	160,379,056	—	—
Retailing	499,146,674	499,146,674	—	—
Semiconductors & Semiconductor Equipment	431,548,926	431,548,926	—	—
Software & Services	1,100,754,786	1,100,754,786	—	—
Technology Hardware & Equipment	1,000,486,264	1,000,486,264	—	—
Utilities	317,528,746	317,528,746	—	—
Short-Term Investments	70,499,034	—	70,499,034	—
Total	$ 9,644,748,233	$ 9,574,249,199	$ 70,499,034	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
49

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7%
	Banks - 4.9%
4,701,286	Bank of America Corp.	$ 169,434,348
3,496,314	JP Morgan Chase & Co.	440,116,006
976,711	PNC Financial Services Group, Inc.	158,061,141
		767,611,495
	Capital Goods - 6.0%
504,781	General Dynamics Corp.	126,094,294
1,520,469	Ingersoll Rand, Inc.	76,783,684
4,584,912	Johnson Controls International plc	265,191,310
477,950	Lockheed Martin Corp.	232,608,706
3,308,381	Otis Worldwide Corp.	233,704,034
		934,382,028
	Consumer Services - 2.2%
1,403,805	Hilton Worldwide Holdings, Inc.	189,878,664
590,356	McDonald's Corp.	160,966,467
		350,845,131
	Diversified Financials - 6.5%
1,419,677	American Express Co.	210,751,051
194,072	BlackRock, Inc.	125,353,046
2,785,579	Charles Schwab Corp.	221,927,079
2,541,602	Morgan Stanley	208,843,436
764,693	S&P Global, Inc.	245,657,626
		1,012,532,238
	Energy - 5.4%
1,560,045	Chevron Corp.	282,212,140
2,300,684	ConocoPhillips	290,093,246
4,991,576	TotalEnergies SE ADR	273,388,618
		845,694,004
	Food & Staples Retailing - 2.3%
1,375,484	Sysco Corp.	119,061,895
1,702,299	Walmart, Inc.	242,288,217
		361,350,112
	Food, Beverage & Tobacco - 2.0%
2,940,725	Keurig Dr Pepper, Inc.	114,217,759
3,306,413	Mondelez International, Inc. Class A	203,278,271
		317,496,030
	Health Care Equipment & Services - 9.0%
2,711,895	Baxter International, Inc.	147,391,493
838,976	Becton Dickinson and Co.	197,973,167
491,365	Elevance Health, Inc.	268,663,641
638,741	HCA Healthcare, Inc.	138,907,005
2,571,976	Medtronic plc	224,636,384
764,522	UnitedHealth Group, Inc.	424,424,388
		1,401,996,078
	Household & Personal Products - 1.8%
2,194,673	Colgate-Palmolive Co.	162,054,654
2,470,408	Unilever plc ADR	112,428,268
		274,482,922
	Insurance - 6.3%
2,806,196	American International Group, Inc.	159,953,172
852,952	Chubb Ltd.	183,290,855
2,799,202	MetLife, Inc.	204,929,578
2,408,065	Principal Financial Group, Inc.	212,222,769
2,146,595	Prudential Financial, Inc.	225,800,328
		986,196,702
	Materials - 3.4%
2,000,863	Celanese Corp. Class A	192,322,951
1,516,643	FMC Corp.	180,328,853
1,319,087	PPG Industries, Inc.	150,613,354
		523,265,158
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.7% - (continued)
	Media & Entertainment - 5.8%
7,053,249	Alphabet, Inc. Class A*	$ 666,602,563
7,642,519	Comcast Corp. Class A	242,573,553
		909,176,116
	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
1,291,900	Agilent Technologies, Inc.	178,734,365
3,460,573	AstraZeneca plc ADR	203,516,298
3,440,656	Bristol-Myers Squibb Co.	266,547,620
2,403,753	Merck & Co., Inc.	243,259,804
2,122,577	Novartis AG ADR	172,204,672
6,883,492	Pfizer, Inc.	320,426,553
		1,384,689,312
	Real Estate - 3.3%
904,992	American Tower Corp. REIT	187,505,292
7,893,894	Host Hotels & Resorts, Inc. REIT	149,036,719
591,135	Public Storage REIT	183,104,066
		519,646,077
	Retailing - 3.2%
523,770	Home Depot, Inc.	155,104,010
799,621	Lowe's Cos., Inc.	155,886,114
2,614,410	TJX Cos., Inc.	188,498,961
		499,489,085
	Semiconductors & Semiconductor Equipment - 2.8%
178,393	Broadcom, Inc.	83,866,117
2,939,426	Micron Technology, Inc.	159,022,946
1,226,147	Texas Instruments, Inc.	196,955,993
		439,845,056
	Software & Services - 11.1%
661,529	Accenture plc Class A	187,808,083
4,014,759	Cognizant Technology Solutions Corp. Class A	249,918,748
3,204,057	Fidelity National Information Services, Inc.	265,904,690
3,220,582	Microsoft Corp.	747,593,700
1,337,077	Visa, Inc. Class A	276,988,871
		1,728,214,092
	Technology Hardware & Equipment - 4.5%
2,780,074	Apple, Inc.	426,296,547
6,096,017	Cisco Systems, Inc.	276,942,053
		703,238,600
	Telecommunication Services - 1.6%
6,796,132	Verizon Communications, Inc.	253,971,453
	Transportation - 1.9%
3,070,214	Ryanair Holdings plc ADR*	211,507,043
423,872	Union Pacific Corp.	83,562,126
		295,069,169
	Utilities - 4.8%
1,253,559	Constellation Energy Corp.	118,511,468
2,138,861	Dominion Energy, Inc.	149,656,104
1,795,144	Duke Energy Corp.	167,271,518
3,905,308	Exelon Corp.	150,705,836
1,134,265	Sempra Energy	171,205,959
		757,350,885
	Total Common Stocks (cost $11,534,130,611)	$ 15,266,541,743

The accompanying notes are an integral part of these financial statements.
50

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
$ 277,160,322	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $277,183,496; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $282,703,620		$ 277,160,322
	Total Short-Term Investments (cost $277,160,322)		$ 277,160,322
	Total Investments (cost $11,811,290,933)	99.5%	$ 15,543,702,065
	Other Assets and Liabilities	0.5%	84,303,265
	Total Net Assets	100.0%	$ 15,628,005,330
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 767,611,495	$ 767,611,495	$ —	$ —
Capital Goods	934,382,028	934,382,028	—	—
Consumer Services	350,845,131	350,845,131	—	—
Diversified Financials	1,012,532,238	1,012,532,238	—	—
Energy	845,694,004	845,694,004	—	—
Food & Staples Retailing	361,350,112	361,350,112	—	—
Food, Beverage & Tobacco	317,496,030	317,496,030	—	—
Health Care Equipment & Services	1,401,996,078	1,401,996,078	—	—
Household & Personal Products	274,482,922	274,482,922	—	—
Insurance	986,196,702	986,196,702	—	—
Materials	523,265,158	523,265,158	—	—
Media & Entertainment	909,176,116	909,176,116	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,384,689,312	1,384,689,312	—	—
Real Estate	519,646,077	519,646,077	—	—
Retailing	499,489,085	499,489,085	—	—
Semiconductors & Semiconductor Equipment	439,845,056	439,845,056	—	—
Software & Services	1,728,214,092	1,728,214,092	—	—
Technology Hardware & Equipment	703,238,600	703,238,600	—	—
Telecommunication Services	253,971,453	253,971,453	—	—
Transportation	295,069,169	295,069,169	—	—
Utilities	757,350,885	757,350,885	—	—
Short-Term Investments	277,160,322	—	277,160,322	—
Total	$ 15,543,702,065	$ 15,266,541,743	$ 277,160,322	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
51

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Banks - 6.7%
886,463	JP Morgan Chase & Co.	$ 111,587,962
460,222	M&T Bank Corp.	77,487,578
189,996	PNC Financial Services Group, Inc.	30,747,053
579,723	Royal Bank of Canada(1)	53,638,261
1,377,981	Truist Financial Corp.	61,719,769
		335,180,623
	Capital Goods - 10.4%
467,134	Eaton Corp. plc	70,102,799
574,463	Emerson Electric Co.	49,748,496
341,713	General Dynamics Corp.	85,359,907
305,474	Honeywell International, Inc.	62,322,805
1,498,347	Johnson Controls International plc	86,664,391
261,146	L3Harris Technologies, Inc.	64,364,655
518,592	Raytheon Technologies Corp.	49,172,893
496,902	Siemens AG	54,266,150
		522,002,096
	Consumer Durables & Apparel - 1.0%
642,299	Lennar Corp. Class A	51,833,529
	Diversified Financials - 8.6%
1,251,175	Ares Management Corp. Class A	94,876,600
644,895	Blackstone, Inc. Class A	58,775,730
1,729,628	Equitable Holdings, Inc.	52,961,210
147,458	Goldman Sachs Group, Inc.	50,800,756
1,465,543	Morgan Stanley	120,423,668
464,309	Raymond James Financial, Inc.	54,853,465
		432,691,429
	Energy - 8.8%
1,156,495	ConocoPhillips	145,822,455
2,922,948	Coterra Energy, Inc.	90,991,371
780,010	EOG Resources, Inc.	106,486,965
468,034	Phillips 66	48,811,266
1,151,994	TC Energy Corp.	50,600,302
		442,712,359
	Food, Beverage & Tobacco - 5.9%
643,577	Archer-Daniels-Midland Co.	62,414,098
670,654	Kellogg Co.	51,519,640
1,281,962	Keurig Dr Pepper, Inc.	49,791,404
801,791	Mondelez International, Inc. Class A	49,294,111
900,245	Philip Morris International, Inc.	82,687,503
		295,706,756
	Health Care Equipment & Services - 5.9%
819,693	Baxter International, Inc.	44,550,314
207,739	Becton Dickinson and Co.	49,020,172
136,955	Elevance Health, Inc.	74,882,885
532,558	Medtronic plc	46,513,616
150,378	UnitedHealth Group, Inc.	83,482,347
		298,449,334
	Household & Personal Products - 2.5%
351,662	Kimberly-Clark Corp.	43,767,852
1,773,039	Unilever plc ADR	80,691,005
		124,458,857
	Insurance - 4.0%
396,098	Chubb Ltd.	85,117,499
1,599,779	MetLife, Inc.	117,119,821
		202,237,320
	Materials - 3.9%
242,197	Celanese Corp. Class A	23,279,976
698,532	LyondellBasell Industries N.V. Class A	53,402,771
584,020	PPG Industries, Inc.	66,683,403
954,085	Rio Tinto plc ADR(1)	50,900,435
		194,266,585
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Media & Entertainment - 1.4%
2,167,466	Comcast Corp. Class A	$ 68,795,371
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
1,073,163	AstraZeneca plc ADR	63,112,716
231,085	Eli Lilly & Co.	83,673,568
825,101	Johnson & Johnson	143,542,821
1,305,859	Merck & Co., Inc.	132,152,931
3,292,784	Pfizer, Inc.	153,279,095
172,837	Roche Holding AG	57,346,992
		633,108,123
	Real Estate - 3.9%
549,650	Crown Castle, Inc. REIT	73,246,359
1,573,147	Gaming and Leisure Properties, Inc. REIT	78,846,128
722,447	Welltower, Inc. REIT	44,098,165
		196,190,652
	Retailing - 4.0%
219,625	Home Depot, Inc.	65,037,551
253,633	Lowe's Cos., Inc.	49,445,753
1,181,528	TJX Cos., Inc.	85,188,169
		199,671,473
	Semiconductors & Semiconductor Equipment - 4.2%
520,432	Analog Devices, Inc.	74,224,012
101,410	Broadcom, Inc.	47,674,869
297,924	NXP Semiconductors N.V.	43,520,738
411,382	QUALCOMM, Inc.	48,403,206
		213,822,825
	Software & Services - 0.9%
576,161	Fidelity National Information Services, Inc.	47,815,601
	Technology Hardware & Equipment - 4.4%
2,217,055	Cisco Systems, Inc.	100,720,809
1,966,482	Corning, Inc.	63,261,726
480,623	TE Connectivity Ltd.	58,746,549
		222,729,084
	Transportation - 1.0%
421,344	Canadian National Railway Co.	49,917,365
	Utilities - 7.4%
846,460	American Electric Power Co., Inc.	74,420,763
702,676	Atmos Energy Corp.	74,870,128
2,221,251	Exelon Corp.	85,718,076
839,608	NextEra Energy, Inc.	65,069,620
477,778	Sempra Energy	72,115,811
		372,194,398
	Total Common Stocks (cost $3,929,928,975)	$ 4,903,783,780
SHORT-TERM INVESTMENTS - 3.4%
	Repurchase Agreements - 2.2%
$ 111,912,401	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $111,921,758; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $114,150,728	$ 111,912,401
	Securities Lending Collateral - 1.2%
9,030,336	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)	9,030,336
30,101,118	HSBC US Government Money Market Fund, 3.09%(2)	30,101,118

The accompanying notes are an integral part of these financial statements.
52

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.4% - (continued)
	Securities Lending Collateral - 1.2% - (continued)
9,030,335	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		$ 9,030,335
9,030,335	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		9,030,335
			57,192,124
	Total Short-Term Investments (cost $169,104,525)		$ 169,104,525
	Total Investments (cost $4,099,033,500)	100.9%	$ 5,072,888,305
	Other Assets and Liabilities	(0.9)%	(46,191,892)
	Total Net Assets	100.0%	$ 5,026,696,413
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 335,180,623	$ 335,180,623	$ —	$ —
Capital Goods	522,002,096	467,735,946	54,266,150	—
Consumer Durables & Apparel	51,833,529	51,833,529	—	—
Diversified Financials	432,691,429	432,691,429	—	—
Energy	442,712,359	442,712,359	—	—
Food, Beverage & Tobacco	295,706,756	295,706,756	—	—
Health Care Equipment & Services	298,449,334	298,449,334	—	—
Household & Personal Products	124,458,857	124,458,857	—	—
Insurance	202,237,320	202,237,320	—	—
Materials	194,266,585	194,266,585	—	—
Media & Entertainment	68,795,371	68,795,371	—	—
Pharmaceuticals, Biotechnology & Life Sciences	633,108,123	575,761,131	57,346,992	—
Real Estate	196,190,652	196,190,652	—	—
Retailing	199,671,473	199,671,473	—	—
Semiconductors & Semiconductor Equipment	213,822,825	213,822,825	—	—
Software & Services	47,815,601	47,815,601	—	—
Technology Hardware & Equipment	222,729,084	222,729,084	—	—
Transportation	49,917,365	49,917,365	—	—
Utilities	372,194,398	372,194,398	—	—
Short-Term Investments	169,104,525	57,192,124	111,912,401	—
Total	$ 5,072,888,305	$ 4,849,362,762	$ 223,525,543	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
53

The Hartford Growth Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3%
	Automobiles & Components - 1.4%
730,674	Thor Industries, Inc.	$ 59,528,011
	Capital Goods - 3.1%
1,550,277	Johnson Controls International plc	89,668,022
298,879	Middleby Corp.*	41,801,217
		131,469,239
	Commercial & Professional Services - 2.3%
1,169,269	CoStar Group, Inc.*	96,721,932
	Consumer Durables & Apparel - 3.4%
823,411	Lennar Corp. Class A	66,449,268
234,017	Lululemon Athletica, Inc.*	77,000,953
		143,450,221
	Consumer Services - 3.9%
459,424	Airbnb, Inc. Class A*	49,117,020
196,400	Domino's Pizza, Inc.	65,251,936
3,209,115	DraftKings, Inc. Class A*(1)	50,704,017
		165,072,973
	Diversified Financials - 2.7%
208,956	CME Group, Inc.	36,212,075
1,387,659	Tradeweb Markets, Inc. Class A	76,432,257
		112,644,332
	Energy - 2.3%
251,698	Cheniere Energy, Inc.	44,402,044
371,167	EOG Resources, Inc.	50,671,719
		95,073,763
	Food, Beverage & Tobacco - 1.0%
451,961	Monster Beverage Corp.*	42,357,785
	Health Care Equipment & Services - 10.6%
717,887	DexCom, Inc.*	86,706,392
147,493	Humana, Inc.	82,312,893
431,294	Insulet Corp.*	111,623,200
368,476	Intuitive Surgical, Inc.*	90,818,280
455,469	Veeva Systems, Inc. Class A*	76,491,464
		447,952,229
	Materials - 3.2%
333,671	Albemarle Corp.	93,384,503
465,792	Nutrien Ltd.	39,359,424
		132,743,927
	Media & Entertainment - 14.8%
2,122,490	Alphabet, Inc. Class A*	200,596,530
622,600	Meta Platforms, Inc. Class A*	58,001,416
451,698	Netflix, Inc.*	131,841,612
433,154	Spotify Technology S.A.*	34,903,549
319,577	Take-Two Interactive Software, Inc.*	37,863,483
837,298	Walt Disney Co.*	89,205,729
1,571,055	ZoomInfo Technologies, Inc. Class A*	69,959,079
		622,371,398
	Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
524,553	Agilent Technologies, Inc.	72,571,908
289,654	Danaher Corp.	72,897,222
361,062	Eli Lilly & Co.	130,736,940
1,043,426	Exact Sciences Corp.*	36,290,356
		312,496,426
	Real Estate - 1.0%
243,391	AvalonBay Communities, Inc. REIT	42,622,632
	Retailing - 9.8%
2,982,586	Amazon.com, Inc.*	305,536,110
624,448	Ross Stores, Inc.	59,753,429
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.3% - (continued)
	Retailing - 9.8% - (continued)
171,581	Tory Burch LLC*(2)(3)	$ 5,178,314
103,434	Ulta Beauty, Inc.*	43,377,116
		413,844,969
	Semiconductors & Semiconductor Equipment - 4.0%
275,644	First Solar, Inc.*	40,125,497
407,767	NVIDIA Corp.	55,036,312
175,944	SolarEdge Technologies, Inc.*	40,472,398
330,979	Universal Display Corp.	31,515,821
		167,150,028
	Software & Services - 21.4%
920,398	Block, Inc.*	55,288,308
458,372	Five9, Inc.*	27,621,497
584,246	Mastercard, Inc. Class A	191,737,852
826,241	Microsoft Corp.	191,795,323
686,925	Okta, Inc.*	38,550,231
626,969	Palo Alto Networks, Inc.*	107,581,611
295,044	Paycom Software, Inc.*	102,085,224
164,787	Rubicon Earnout Shares*(2)(3)	62,949
2,197,165	Rubicon Technology, Inc. Class B*(2)(3)	3,776,927
2,197,165	Rubicon Technology, Inc. Class V*(2)(3)	—
2,197,165	Rubicon TRA Placeholder*(2)(3)	790,979
258,149	salesforce.com, Inc.*	41,972,446
887,558	Workday, Inc. Class A*	138,299,287
		899,562,634
	Technology Hardware & Equipment - 3.0%
1,040,646	Arista Networks, Inc.*	125,772,475
55,900	Mobileye Global, Inc. Class A*	1,474,642
		127,247,117
	Total Common Stocks (cost $4,444,842,636)	$ 4,012,309,616
CONVERTIBLE PREFERRED STOCKS - 0.5%
	Software & Services - 0.5%
5,668,755	Essence Group Holdings Corp. Series 3*(2)(3)	$ 13,378,262
743,470	Lookout, Inc. Series F*(2)(3)	5,873,413
	Total Convertible Preferred Stocks (cost $17,456,734)	$ 19,251,675
EXCHANGE-TRADED FUNDS - 2.4%
	Other Investment Pools & Funds - 2.4%
463,635	iShares Russell 1000 Growth ETF	$ 103,195,878
	Total Exchange-Traded Funds (cost $100,656,314)	$ 103,195,878
	Total Long-Term Investments (cost $4,562,955,684)	$ 4,134,757,169
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.3%
$ 54,681,335	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $54,685,907; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $55,774,963	$ 54,681,335
	Securities Lending Collateral - 0.6%
3,637,695	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)	3,637,695
12,125,650	HSBC US Government Money Market Fund, 3.09%(4)	12,125,650

The accompanying notes are an integral part of these financial statements.
54

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.9% - (continued)
	Securities Lending Collateral - 0.6% - (continued)
3,637,695	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		$ 3,637,695
3,637,695	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		3,637,695
			23,038,735
	Total Short-Term Investments (cost $77,720,070)		$ 77,720,070
	Total Investments (cost $4,640,675,754)	100.1%	$ 4,212,477,239
	Other Assets and Liabilities	(0.1)%	(3,808,355)
	Total Net Assets	100.0%	$ 4,208,668,884
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $29,060,844 or 0.7% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	5,668,755	$ 8,964,002	$ 13,378,262
07/2014	Lookout, Inc. Series F Convertible Preferred	743,470	8,492,732	5,873,413
09/2015	Rubicon Earnout Shares	164,787	—	62,949
09/2015	Rubicon Technology, Inc. Class V	2,197,165	—	—
09/2015	Rubicon Technology, Inc. Class B	2,197,165	9,392,114	3,776,927
09/2015	Rubicon TRA Placeholder	2,197,165	—	790,979
11/2013	Tory Burch LLC	171,581	13,447,917	5,178,314
			$ 40,296,765	$ 29,060,844

(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
55

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 59,528,011	$ 59,528,011	$ —	$ —
Capital Goods	131,469,239	131,469,239	—	—
Commercial & Professional Services	96,721,932	96,721,932	—	—
Consumer Durables & Apparel	143,450,221	143,450,221	—	—
Consumer Services	165,072,973	165,072,973	—	—
Diversified Financials	112,644,332	112,644,332	—	—
Energy	95,073,763	95,073,763	—	—
Food, Beverage & Tobacco	42,357,785	42,357,785	—	—
Health Care Equipment & Services	447,952,229	447,952,229	—	—
Materials	132,743,927	132,743,927	—	—
Media & Entertainment	622,371,398	622,371,398	—	—
Pharmaceuticals, Biotechnology & Life Sciences	312,496,426	312,496,426	—	—
Real Estate	42,622,632	42,622,632	—	—
Retailing	413,844,969	408,666,655	—	5,178,314
Semiconductors & Semiconductor Equipment	167,150,028	167,150,028	—	—
Software & Services	899,562,634	894,931,779	—	4,630,855
Technology Hardware & Equipment	127,247,117	127,247,117	—	—
Convertible Preferred Stocks	19,251,675	—	—	19,251,675
Exchange-Traded Funds	103,195,878	103,195,878	—	—
Short-Term Investments	77,720,070	23,038,735	54,681,335	—
Total	$ 4,212,477,239	$ 4,128,735,060	$ 54,681,335	$ 29,060,844

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
56

The Hartford Healthcare Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Biotechnology - 13.6%
448,088	Abcam plc*	$ 6,936,106
307,940	Alkermes plc*	6,990,238
31,283	Alnylam Pharmaceuticals, Inc.*	6,483,715
238,254	Amicus Therapeutics, Inc.*	2,382,540
71,271	Apellis Pharmaceuticals, Inc.*	4,311,183
14,360	Argenx SE ADR*	5,570,675
46,773	Ascendis Pharma A/S ADR*	5,378,895
37,438	Blueprint Medicines Corp.*	1,940,786
128,240	Celldex Therapeutics, Inc.*	4,505,071
1,072,300	Everest Medicines Ltd.*(1)	845,095
169,536	Exact Sciences Corp.*	5,896,462
17,240	Genmab A/S*	6,640,978
219,564	Genus plc	6,416,873
78,550	Horizon Therapeutics plc*	4,895,236
56,717	Immunocore Holdings plc ADR*	3,240,809
280,928	ImmunoGen, Inc.*	1,668,712
688,700	InnoCare Pharma Ltd.*(1)(2)	804,568
570,102	Ironwood Pharmaceuticals, Inc. Class A*	6,236,916
29,173	Karuna Therapeutics, Inc.*	6,398,806
147,234	Merus N.V.*	3,018,297
48,555	Mirati Therapeutics, Inc.*	3,268,723
48,731	Moderna, Inc.*	7,325,731
62,048	Prothena Corp. plc*	3,812,229
107,295	PTC Therapeutics, Inc.*	4,057,897
19,214	Regeneron Pharmaceuticals, Inc.*	14,386,482
97,651	Sage Therapeutics, Inc.*	3,677,537
34,014	Sarepta Therapeutics, Inc.*	3,878,276
48,921	Seagen, Inc.*	6,220,794
140,959	Syndax Pharmaceuticals, Inc.*	3,236,419
49,068	Ultragenyx Pharmaceutical, Inc.*	1,985,291
54,875	Vaxcyte, Inc.*	2,393,099
207,612	Veracyte, Inc.*	4,175,077
82,539	Vertex Pharmaceuticals, Inc.*	25,752,168
802,000	Zai Lab Ltd.*	1,843,601
82,534	Zentalis Pharmaceuticals, Inc.*	2,070,778
		178,646,063
	Consumer Finance - 0.1%
110,246	Orion Acquisition Corp.*	1,106,319
	Health Care Distributors - 0.5%
173,426	AdaptHealth Corp. Class A*	3,954,113
196,006	Owens & Minor, Inc.	3,332,102
		7,286,215
	Health Care Equipment - 18.2%
135,202	Abbott Laboratories	13,376,886
25,178	ABIOMED, Inc.*	6,346,870
242,313	Baxter International, Inc.	13,169,712
105,005	Becton Dickinson and Co.	24,778,030
714,276	Boston Scientific Corp.*	30,792,438
186,760	DexCom, Inc.*	22,556,873
58,907	DiaSorin S.p.A.	7,701,244
312,460	Edwards Lifesciences Corp.*	22,631,478
149,905	Glaukos Corp.*	8,405,173
161,344	Hologic, Inc.*	10,939,123
101,917	Inari Medical, Inc.*	7,840,475
57,360	Insulet Corp.*	14,845,342
303,954	Koninklijke Philips N.V.	3,855,619
47,417	QuidelOrtho Corp.*	4,258,995
547,263	Smith & Nephew plc	6,466,953
138,910	Stryker Corp.	31,843,728
47,129	Teleflex, Inc.	10,111,998
		239,920,937
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Health Care Facilities - 2.6%
175,527	Encompass Health Corp.	$ 9,555,690
111,680	HCA Healthcare, Inc.	24,287,049
		33,842,739
	Health Care Services - 2.3%
65,814	Addus HomeCare Corp.*	6,740,670
325,242	agilon health, Inc.*(2)	6,456,053
47,342	Amedisys, Inc.*	4,620,106
54,321	Laboratory Corp. of America Holdings	12,051,657
		29,868,486
	Health Care Supplies - 0.5%
37,193	Align Technology, Inc.*	7,226,600
	Life Sciences Tools & Services - 11.0%
190,482	Agilent Technologies, Inc.	26,353,185
259,388	Avantor, Inc.*	5,231,856
17,681	Bio-Techne Corp.	5,238,173
226,109	Danaher Corp.	56,904,852
73,446	Illumina, Inc.*	16,805,914
358,976	NanoString Technologies, Inc.*	3,754,889
251,022	NeoGenomics, Inc.*	1,909,022
279,225	Syneos Health, Inc.*	14,067,355
14,232	Tecan Group AG*	5,220,774
33,380	Waters Corp.*	9,986,295
		145,472,315
	Managed Health Care - 19.2%
374,618	Centene Corp.*	31,891,230
2,876,316	Hapvida Participacoes e Investimentos S.A.(1)	4,343,290
107,050	Humana, Inc.	59,742,464
60,411	Molina Healthcare, Inc.*	21,679,092
243,631	UnitedHealth Group, Inc.	135,251,750
		252,907,826
	Pharmaceuticals - 30.5%
199,028	Aclaris Therapeutics, Inc.*	3,106,827
183,000	Astellas Pharma, Inc.	2,525,067
310,796	AstraZeneca plc ADR	18,277,913
673,256	Bristol-Myers Squibb Co.	52,157,142
305,200	Chugai Pharmaceutical Co., Ltd.	7,072,050
2,386,000	CSPC Pharmaceutical Group Ltd.	2,450,807
552,725	Daiichi Sankyo Co., Ltd.	17,693,147
145,795	Eisai Co., Ltd.	8,791,897
161,909	Elanco Animal Health, Inc.*	2,135,580
266,014	Eli Lilly & Co.	96,321,009
417,635	GSK plc	6,841,312
278,478	Hikma Pharmaceuticals plc	3,997,614
193,063	Intra-Cellular Therapies, Inc.*	8,817,187
231,128	Merck & Co., Inc.	23,390,154
192,340	Novartis AG	15,558,519
258,245	Ono Pharmaceutical Co., Ltd.	6,077,422
1,654,846	Pfizer, Inc.	77,033,081
155,870	UCB S.A.	11,747,576
260,807	Verona Pharma plc ADR*	3,338,330
229,783	Zoetis, Inc.	34,646,681
		401,979,315
	Total Common Stocks (cost $1,092,454,308)	$ 1,298,256,815

The accompanying notes are an integral part of these financial statements.
57

The Hartford Healthcare Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Repurchase Agreements - 0.7%
$ 9,456,479	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $9,457,270; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $9,645,649		$ 9,456,479
	Securities Lending Collateral - 0.5%
1,014,265	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(3)		1,014,265
3,380,885	HSBC US Government Money Market Fund, 3.09%(3)		3,380,885
1,014,265	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(3)		1,014,265
1,014,265	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(3)		1,014,265
			6,423,680
	Total Short-Term Investments (cost $15,880,159)		$ 15,880,159
	Total Investments (cost $1,108,334,467)	99.7%	$ 1,314,136,974
	Other Assets and Liabilities	0.3%	3,961,269
	Total Net Assets	100.0%	$ 1,318,098,243
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $5,992,953, representing 0.5% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Biotechnology	$ 178,646,063	$ 155,158,842	$ 23,487,221	$ —
Consumer Finance	1,106,319	1,106,319	—	—
Health Care Distributors	7,286,215	7,286,215	—	—
Health Care Equipment	239,920,937	221,897,121	18,023,816	—
Health Care Facilities	33,842,739	33,842,739	—	—
Health Care Services	29,868,486	29,868,486	—	—
Health Care Supplies	7,226,600	7,226,600	—	—
Life Sciences Tools & Services	145,472,315	140,251,541	5,220,774	—
Managed Health Care	252,907,826	252,907,826	—	—
Pharmaceuticals	401,979,315	319,223,904	82,755,411	—
Short-Term Investments	15,880,159	6,423,680	9,456,479	—
Total	$ 1,314,136,974	$ 1,175,193,273	$ 138,943,701	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
58

The Hartford MidCap Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2%
	Automobiles & Components - 0.7%
385,585	Visteon Corp.*	$ 50,307,275
	Banks - 2.6%
701,851	First Republic Bank	84,292,305
692,710	M&T Bank Corp.	116,631,583
		200,923,888
	Capital Goods - 13.7%
1,264,789	Axon Enterprise, Inc.*	183,950,912
978,475	Builders FirstSource, Inc.*	60,332,769
990,314	Graco, Inc.	68,906,048
690,087	IDEX Corp.	153,413,241
1,947,729	Ingersoll Rand, Inc.	98,360,314
448,207	Lennox International, Inc.	104,687,709
748,385	Lincoln Electric Holdings, Inc.	106,270,670
332,273	Middleby Corp.*	46,471,702
178,587	Nordson Corp.	40,182,075
255,707	Watsco, Inc.	69,286,369
1,205,489	Westinghouse Air Brake Technologies Corp.	112,448,014
		1,044,309,823
	Commercial & Professional Services - 2.1%
3,449,360	Dun & Bradstreet Holdings, Inc.	44,324,276
1,347,210	GFL Environmental, Inc.	36,361,198
489,708	Robert Half International, Inc.	37,443,073
649,529	TransUnion	38,497,584
		156,626,131
	Consumer Durables & Apparel - 4.1%
467,541	Carter's, Inc.	31,732,008
34,678	NVR, Inc.*	146,956,694
5,153,620	Vizio Holding Corp. Class A*(1)	57,720,544
2,307,688	YETI Holdings, Inc.*	74,030,631
		310,439,877
	Consumer Services - 3.6%
941,073	Choice Hotels International, Inc.	122,188,918
625,478	Hyatt Hotels Corp. Class A*	58,926,283
591,418	Wingstop, Inc.	93,674,697
		274,789,898
	Diversified Financials - 2.7%
291,847	Credit Acceptance Corp.*(1)	135,889,800
576,882	Hamilton Lane, Inc. Class A	34,509,081
664,169	Tradeweb Markets, Inc. Class A	36,582,429
		206,981,310
	Energy - 6.7%
3,066,594	Coterra Energy, Inc.	95,463,071
3,873,659	Marathon Oil Corp.	117,952,917
1,729,396	Ovintiv, Inc.	87,593,907
1,226,242	PDC Energy, Inc.	88,461,098
1,771,565	Targa Resources Corp.	121,121,899
		510,592,892
	Health Care Equipment & Services - 5.5%
1,832,508	Inari Medical, Inc.*	140,974,840
529,311	Insulet Corp.*	136,990,980
1,304,403	Integra LifeSciences Holdings Corp.*	65,546,251
365,223	Teleflex, Inc.	78,362,247
		421,874,318
	Insurance - 3.1%
109,004	Markel Corp.*	131,469,725
25,929	White Mountains Insurance Group Ltd.	36,719,353
862,392	WR Berkley Corp.	64,144,717
		232,333,795
	Materials - 4.3%
6,061,309	Element Solutions, Inc.	104,254,515
760,695	FMC Corp.	90,446,635
Shares or Principal Amount		Market Value†
COMMON STOCKS - 100.2% - (continued)
	Materials - 4.3% - (continued)
2,083,264	Silgan Holdings, Inc.	$ 98,663,383
381,958	Steel Dynamics, Inc.	35,923,150
		329,287,683
	Media & Entertainment - 2.2%
101,824	Cable One, Inc.	87,510,600
2,633,528	Cargurus, Inc.*	38,344,168
699,601	Roku, Inc.*	38,855,839
		164,710,607
	Pharmaceuticals, Biotechnology & Life Sciences - 13.6%
251,150	Alnylam Pharmaceuticals, Inc.*	52,053,349
1,206,006	Apellis Pharmaceuticals, Inc.*	72,951,303
385,121	Bio-Techne Corp.	114,095,948
1,793,781	Exact Sciences Corp.*	62,387,703
379,224	ICON plc*	75,025,676
956,006	Jazz Pharmaceuticals plc*	137,464,103
572,395	Neurocrine Biosciences, Inc.*	65,894,112
1,534,332	PTC Therapeutics, Inc.*	58,028,436
599,356	Repligen Corp.*	109,376,477
884,849	Sage Therapeutics, Inc.*	33,323,413
742,532	Syneos Health, Inc.*	37,408,762
1,665,624	Ultragenyx Pharmaceutical, Inc.*	67,391,147
627,503	United Therapeutics Corp.*	144,658,267
		1,030,058,696
	Real Estate - 1.3%
2,655,610	Host Hotels & Resorts, Inc. REIT	50,137,917
893,099	Rexford Industrial Realty, Inc. REIT	49,370,512
		99,508,429
	Retailing - 3.7%
1,040,918	CarMax, Inc.*	65,588,243
2,806,469	Chewy, Inc. Class A*(1)	108,694,545
1,106,365	Etsy, Inc.*	103,898,737
		278,181,525
	Semiconductors & Semiconductor Equipment - 2.2%
21,411	First Solar, Inc.*	3,116,799
456,843	MKS Instruments, Inc.	37,529,653
54,441	Monolithic Power Systems, Inc.	18,479,998
358,708	Silicon Laboratories, Inc.*	41,222,723
736,722	Synaptics, Inc.*	65,273,569
		165,622,742
	Software & Services - 16.2%
691,705	Datadog, Inc. Class A*	55,689,170
2,628,968	Dynatrace, Inc.*	92,644,832
119,693	Fair Isaac Corp.*	57,313,796
3,461,192	Genpact Ltd.	167,867,812
905,085	Guidewire Software, Inc.*	53,771,100
4,938,362	Informatica, Inc. Class A*(1)	95,606,688
1,376,419	LiveRamp Holdings, Inc.*	25,271,053
386,446	MongoDB, Inc. Class A*	70,731,211
3,043,490	Nuvei Corp.*(1)(2)	91,517,744
3,893,639	Olo, Inc. Class A*	34,302,960
1,817,062	Q2 Holdings, Inc.*	56,401,605
2,640,572	Shift4 Payments, Inc. Class A*(3)	121,387,095
2,108,122	Teradata Corp.*	66,595,574
409,981	VeriSign, Inc.*	82,184,791
984,550	WEX, Inc.*	161,604,037
		1,232,889,468
	Technology Hardware & Equipment - 5.3%
441,341	CDW Corp.	76,268,138
2,297,006	Coherent Corp.*	77,202,372
2,780,936	CommScope Holding Co., Inc.*	36,819,593
585,572	F5, Inc.*	83,684,094

The accompanying notes are an integral part of these financial statements.
59

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 100.2% - (continued)
	Technology Hardware & Equipment - 5.3% - (continued)
1,926,453	Flex Ltd.*		$ 37,719,950
1,237,188	Lumentum Holdings, Inc.*		92,108,646
			403,802,793
	Transportation - 5.7%
190,193	AMERCO		109,397,112
793,836	CH Robinson Worldwide, Inc.		77,573,654
749,088	Expeditors International of Washington, Inc.		73,298,261
550,635	J.B. Hunt Transport Services, Inc.		94,197,129
1,656,105	Knight-Swift Transportation Holdings, Inc.		79,542,723
			434,008,879
	Utilities - 0.9%
576,737	Black Hills Corp.		37,701,298
1,275,909	NiSource, Inc.		32,778,102
			70,479,400
	Total Common Stocks (cost $6,750,049,101)		$ 7,617,729,429
SHORT-TERM INVESTMENTS - 2.3%
	Securities Lending Collateral - 2.3%
27,353,447	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		$ 27,353,447
91,178,156	HSBC US Government Money Market Fund, 3.09%(4)		91,178,156
27,353,447	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		27,353,447
27,353,447	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		27,353,447
	Total Short-Term Investments (cost $173,238,497)		$ 173,238,497
	Total Investments (cost $6,923,287,598)	102.5%	$ 7,790,967,926
	Other Assets and Liabilities	(2.5)%	(191,624,009)
	Total Net Assets	100.0%	$ 7,599,343,917
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $91,517,744, representing 1.2% of net assets.
(3)	Affiliated company – The Fund owns greater than 5% of the outstanding voting securities of this issuer.
(4)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
60

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 50,307,275	$ 50,307,275	$ —	$ —
Banks	200,923,888	200,923,888	—	—
Capital Goods	1,044,309,823	1,044,309,823	—	—
Commercial & Professional Services	156,626,131	156,626,131	—	—
Consumer Durables & Apparel	310,439,877	310,439,877	—	—
Consumer Services	274,789,898	274,789,898	—	—
Diversified Financials	206,981,310	206,981,310	—	—
Energy	510,592,892	510,592,892	—	—
Health Care Equipment & Services	421,874,318	421,874,318	—	—
Insurance	232,333,795	232,333,795	—	—
Materials	329,287,683	329,287,683	—	—
Media & Entertainment	164,710,607	164,710,607	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,030,058,696	1,030,058,696	—	—
Real Estate	99,508,429	99,508,429	—	—
Retailing	278,181,525	278,181,525	—	—
Semiconductors & Semiconductor Equipment	165,622,742	165,622,742	—	—
Software & Services	1,232,889,468	1,232,889,468	—	—
Technology Hardware & Equipment	403,802,793	403,802,793	—	—
Transportation	434,008,879	434,008,879	—	—
Utilities	70,479,400	70,479,400	—	—
Short-Term Investments	173,238,497	173,238,497	—	—
Total	$ 7,790,967,926	$ 7,790,967,926	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
61

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 2.2%
380,965	Gentex Corp.	$ 10,091,763
72,761	Visteon Corp.*	9,493,128
		19,584,891
	Banks - 7.8%
453,128	Cadence Bank	12,528,989
86,526	M&T Bank Corp.	14,568,383
113,057	SouthState Corp.	10,223,745
324,632	Synovus Financial Corp.	12,936,585
175,036	Western Alliance Bancorp	11,757,168
145,795	Zions Bancorp NA	7,572,592
		69,587,462
	Capital Goods - 16.6%
338,270	AerCap Holdings N.V.*	18,067,001
275,835	Builders FirstSource, Inc.*	17,007,986
74,906	Curtiss-Wright Corp.	12,571,474
164,870	Esab Corp.	6,149,651
335,354	Howmet Aerospace, Inc.	11,921,835
236,954	Ingersoll Rand, Inc.	11,966,177
175,604	Johnson Controls International plc	10,156,935
50,779	L3Harris Technologies, Inc.	12,515,500
96,118	Middleby Corp.*	13,443,064
406,202	Spirit AeroSystems Holdings, Inc. Class A	9,407,638
28,957	United Rentals, Inc.*	9,142,014
158,070	Westinghouse Air Brake Technologies Corp.	14,744,770
		147,094,045
	Commercial & Professional Services - 2.6%
70,516	Clean Harbors, Inc.*	8,635,389
142,138	Leidos Holdings, Inc.	14,439,800
		23,075,189
	Consumer Durables & Apparel - 3.5%
123,106	Columbia Sportswear Co.	9,171,397
186,883	Lennar Corp. Class A	15,081,458
230,160	Steven Madden Ltd.	6,874,879
		31,127,734
	Consumer Services - 0.9%
107,826	Wyndham Hotels & Resorts, Inc.	8,187,228
	Diversified Financials - 3.1%
160,732	Ares Management Corp. Class A	12,188,307
227,791	Voya Financial, Inc.	15,571,793
		27,760,100
	Energy - 6.0%
563,549	Coterra Energy, Inc.	17,543,280
129,603	Delek U.S. Holdings, Inc.	3,844,025
103,035	Diamondback Energy, Inc.	16,187,829
513,765	Marathon Oil Corp.	15,644,144
		53,219,278
	Food & Staples Retailing - 1.4%
431,393	U.S. Foods Holding Corp.*	12,838,256
	Food, Beverage & Tobacco - 1.1%
256,106	Keurig Dr Pepper, Inc.	9,947,157
	Health Care Equipment & Services - 8.2%
187,515	Centene Corp.*	15,963,152
167,045	Dentsply Sirona, Inc.	5,148,327
211,569	Encompass Health Corp.	11,517,816
98,629	Haemonetics Corp.*	8,378,534
58,687	ICU Medical, Inc.*	8,709,738
220,718	Integra LifeSciences Holdings Corp.*	11,091,079
33,107	Molina Healthcare, Inc.*	11,880,778
		72,689,424
	Insurance - 9.8%
3,215,872	Aegon N.V.	14,825,170
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Insurance - 9.8% - (continued)
83,129	Arthur J Gallagher & Co.	$ 15,551,773
43,231	Everest Re Group Ltd.	13,948,914
124,613	Globe Life, Inc.	14,395,294
72,640	Hanover Insurance Group, Inc.	10,641,034
363,766	Kemper Corp.	17,340,725
		86,702,910
	Materials - 3.6%
92,934	Celanese Corp. Class A	8,932,816
109,808	FMC Corp.	13,056,171
50,997	Reliance Steel & Aluminum Co.	10,274,876
		32,263,863
	Media & Entertainment - 2.5%
288,802	Cargurus, Inc.*	4,204,957
104,755	Electronic Arts, Inc.	13,194,940
100,571	Match Group, Inc.*	4,344,667
		21,744,564
	Pharmaceuticals, Biotechnology & Life Sciences - 1.7%
205,217	Avantor, Inc.*	4,139,227
221,368	Syneos Health, Inc.*	11,152,520
		15,291,747
	Real Estate - 6.4%
259,825	Americold Realty Trust, Inc. REIT	6,300,756
411,466	Essential Properties Realty Trust, Inc. REIT	8,854,748
275,697	Gaming and Leisure Properties, Inc. REIT	13,817,934
116,052	Ryman Hospitality Properties, Inc. REIT	10,319,344
282,772	Welltower, Inc. REIT	17,260,403
		56,553,185
	Retailing - 4.7%
75,265	CarMax, Inc.*	4,742,448
101,876	Dollar Tree, Inc.*	16,147,346
57,555	Five Below, Inc.*	8,423,174
124,615	Ross Stores, Inc.	11,924,409
		41,237,377
	Semiconductors & Semiconductor Equipment - 3.6%
347,700	Allegro MicroSystems, Inc.*	8,835,057
70,482	Cirrus Logic, Inc.*	4,730,752
78,340	MKS Instruments, Inc.	6,435,631
123,297	ON Semiconductor Corp.*	7,574,135
53,919	Synaptics, Inc.*	4,777,223
		32,352,798
	Software & Services - 1.1%
49,942	FleetCor Technologies, Inc.*	9,295,205
	Technology Hardware & Equipment - 5.6%
151,449	Coherent Corp.*	5,090,201
74,333	F5, Inc.*	10,622,929
484,887	Flex Ltd.*	9,494,088
187,545	Lumentum Holdings, Inc.*	13,962,725
267,828	National Instruments Corp.	10,225,673
		49,395,616
	Transportation - 1.6%
626,631	JetBlue Airways Corp.*	5,038,113
184,931	Knight-Swift Transportation Holdings, Inc.	8,882,236
		13,920,349
	Utilities - 5.3%
235,604	Alliant Energy Corp.	12,291,461
109,073	Atmos Energy Corp.	11,621,728

The accompanying notes are an integral part of these financial statements.
62

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.3% - (continued)
	Utilities - 5.3% - (continued)
213,725	Evergy, Inc.		$ 13,065,009
68,346	Sempra Energy		10,316,145
			47,294,343
	Total Common Stocks (cost $790,414,116)		$ 881,162,721
SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
$ 3,479,446	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $3,479,737; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $3,549,077		$ 3,479,446
	Total Short-Term Investments (cost $3,479,446)		$ 3,479,446
	Total Investments (cost $793,893,562)	99.7%	$ 884,642,167
	Other Assets and Liabilities	0.3%	2,479,970
	Total Net Assets	100.0%	$ 887,122,137
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 19,584,891	$ 19,584,891	$ —	$ —
Banks	69,587,462	69,587,462	—	—
Capital Goods	147,094,045	147,094,045	—	—
Commercial & Professional Services	23,075,189	23,075,189	—	—
Consumer Durables & Apparel	31,127,734	31,127,734	—	—
Consumer Services	8,187,228	8,187,228	—	—
Diversified Financials	27,760,100	27,760,100	—	—
Energy	53,219,278	53,219,278	—	—
Food & Staples Retailing	12,838,256	12,838,256	—	—
Food, Beverage & Tobacco	9,947,157	9,947,157	—	—
Health Care Equipment & Services	72,689,424	72,689,424	—	—
Insurance	86,702,910	86,702,910	—	—
Materials	32,263,863	32,263,863	—	—
Media & Entertainment	21,744,564	21,744,564	—	—
Pharmaceuticals, Biotechnology & Life Sciences	15,291,747	15,291,747	—	—
Real Estate	56,553,185	56,553,185	—	—
Retailing	41,237,377	41,237,377	—	—
Semiconductors & Semiconductor Equipment	32,352,798	32,352,798	—	—
Software & Services	9,295,205	9,295,205	—	—
Technology Hardware & Equipment	49,395,616	49,395,616	—	—
Transportation	13,920,349	13,920,349	—	—
Utilities	47,294,343	47,294,343	—	—
Short-Term Investments	3,479,446	—	3,479,446	—
Total	$ 884,642,167	$ 881,162,721	$ 3,479,446	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
63

Hartford Quality Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4%
	Banks - 7.8%
114,274	Bank of America Corp.	$ 4,118,435
56,956	Bank of Nova Scotia	2,752,114
61,277	JP Morgan Chase & Co.	7,713,549
27,820	PNC Financial Services Group, Inc.	4,502,110
		19,086,208
	Capital Goods - 9.2%
16,061	Curtiss-Wright Corp.	2,695,518
20,746	Honeywell International, Inc.	4,232,599
84,017	Johnson Controls International plc	4,859,543
7,534	Lockheed Martin Corp.	3,666,647
48,382	Otis Worldwide Corp.	3,417,705
39,654	Westinghouse Air Brake Technologies Corp.	3,698,925
		22,570,937
	Consumer Services - 3.2%
22,960	Hilton Worldwide Holdings, Inc.	3,105,569
17,389	McDonald's Corp.	4,741,285
		7,846,854
	Diversified Financials - 4.3%
29,964	American Express Co.	4,448,156
44,534	Charles Schwab Corp.	3,548,024
31,476	Morgan Stanley	2,586,383
		10,582,563
	Energy - 6.6%
35,447	Chevron Corp.	6,412,362
27,818	EOG Resources, Inc.	3,797,714
110,351	TotalEnergies SE ADR	6,043,924
		16,254,000
	Food & Staples Retailing - 2.4%
29,856	Sysco Corp.	2,584,335
22,406	Walmart, Inc.	3,189,046
		5,773,381
	Food, Beverage & Tobacco - 3.8%
30,283	Keurig Dr Pepper, Inc.	1,176,192
65,261	Mondelez International, Inc. Class A	4,012,246
46,172	Philip Morris International, Inc.	4,240,898
		9,429,336
	Health Care Equipment & Services - 9.8%
56,921	Baxter International, Inc.	3,093,656
19,000	Becton Dickinson and Co.	4,483,430
10,409	Elevance Health, Inc.	5,691,329
52,163	Medtronic plc	4,555,917
11,166	UnitedHealth Group, Inc.	6,198,805
		24,023,137
	Household & Personal Products - 2.1%
46,532	Colgate-Palmolive Co.	3,435,923
38,346	Unilever plc ADR	1,745,126
		5,181,049
	Insurance - 8.6%
48,503	American International Group, Inc.	2,764,671
14,037	Chubb Ltd.	3,016,411
19,430	Marsh & McLennan Cos., Inc.	3,137,751
54,592	MetLife, Inc.	3,996,680
60,307	Principal Financial Group, Inc.	5,314,856
28,093	Prudential Financial, Inc.	2,955,103
		21,185,472
	Materials - 3.6%
33,296	Celanese Corp. Class A	3,200,412
27,515	FMC Corp.	3,271,533
20,784	PPG Industries, Inc.	2,373,117
		8,845,062
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.4% - (continued)
	Media & Entertainment - 4.3%
33,548	Alphabet, Inc. Class A*	$ 3,170,622
114,342	Comcast Corp. Class A	3,629,215
49,960	Omnicom Group, Inc.	3,634,590
		10,434,427
	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
79,028	AstraZeneca plc ADR	4,647,637
49,370	Merck & Co., Inc.	4,996,244
33,114	Novartis AG ADR	2,686,539
128,386	Pfizer, Inc.	5,976,368
		18,306,788
	Real Estate - 4.2%
10,685	American Tower Corp. REIT	2,213,825
144,221	Host Hotels & Resorts, Inc. REIT	2,722,892
7,656	Public Storage REIT	2,371,446
89,436	VICI Properties, Inc. REIT	2,863,741
		10,171,904
	Retailing - 2.4%
12,397	Lowe's Cos., Inc.	2,416,795
46,439	TJX Cos., Inc.	3,348,252
		5,765,047
	Semiconductors & Semiconductor Equipment - 3.3%
4,193	Broadcom, Inc.	1,971,213
59,591	Intel Corp.	1,694,172
28,163	Texas Instruments, Inc.	4,523,823
		8,189,208
	Software & Services - 4.9%
13,494	Accenture plc Class A	3,830,946
65,559	Cognizant Technology Solutions Corp. Class A	4,081,048
48,122	Fidelity National Information Services, Inc.	3,993,645
		11,905,639
	Technology Hardware & Equipment - 1.9%
101,658	Cisco Systems, Inc.	4,618,323
	Telecommunication Services - 1.7%
108,518	Verizon Communications, Inc.	4,055,318
	Transportation - 1.6%
109,207	Southwest Airlines Co.*	3,969,674
	Utilities - 5.2%
43,889	Dominion Energy, Inc.	3,070,913
32,540	Duke Energy Corp.	3,032,077
34,034	Eversource Energy	2,596,114
26,360	Sempra Energy	3,978,778
		12,677,882
	Total Common Stocks (cost $206,259,135)	$ 240,872,209

The accompanying notes are an integral part of these financial statements.
64

Hartford Quality Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
$ 2,479,802	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $2,480,009; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $2,529,451		$ 2,479,802
	Total Short-Term Investments (cost $2,479,802)		$ 2,479,802
	Total Investments (cost $208,738,937)	99.4%	$ 243,352,011
	Other Assets and Liabilities	0.6%	1,522,102
	Total Net Assets	100.0%	$ 244,874,113
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 19,086,208	$ 19,086,208	$ —	$ —
Capital Goods	22,570,937	22,570,937	—	—
Consumer Services	7,846,854	7,846,854	—	—
Diversified Financials	10,582,563	10,582,563	—	—
Energy	16,254,000	16,254,000	—	—
Food & Staples Retailing	5,773,381	5,773,381	—	—
Food, Beverage & Tobacco	9,429,336	9,429,336	—	—
Health Care Equipment & Services	24,023,137	24,023,137	—	—
Household & Personal Products	5,181,049	5,181,049	—	—
Insurance	21,185,472	21,185,472	—	—
Materials	8,845,062	8,845,062	—	—
Media & Entertainment	10,434,427	10,434,427	—	—
Pharmaceuticals, Biotechnology & Life Sciences	18,306,788	18,306,788	—	—
Real Estate	10,171,904	10,171,904	—	—
Retailing	5,765,047	5,765,047	—	—
Semiconductors & Semiconductor Equipment	8,189,208	8,189,208	—	—
Software & Services	11,905,639	11,905,639	—	—
Technology Hardware & Equipment	4,618,323	4,618,323	—	—
Telecommunication Services	4,055,318	4,055,318	—	—
Transportation	3,969,674	3,969,674	—	—
Utilities	12,677,882	12,677,882	—	—
Short-Term Investments	2,479,802	—	2,479,802	—
Total	$ 243,352,011	$ 240,872,209	$ 2,479,802	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
65

The Hartford Small Cap Growth Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1%
	Automobiles & Components - 2.5%
58,685	Fox Factory Holding Corp.*	$ 5,155,477
54,942	Patrick Industries, Inc.	2,511,399
42,304	Thor Industries, Inc.	3,446,507
10,200	Visteon Corp.*	1,330,794
		12,444,177
	Banks - 2.9%
314,890	MGIC Investment Corp.	4,298,248
101,694	Synovus Financial Corp.	4,052,506
54,325	Triumph Bancorp, Inc.*	2,797,738
48,005	Western Alliance Bancorp	3,224,496
		14,372,988
	Capital Goods - 13.4%
63,918	Altra Industrial Motion Corp.	3,844,029
49,572	Ameresco, Inc. Class A*	2,998,115
75,346	Applied Industrial Technologies, Inc.	9,371,535
46,563	Armstrong World Industries, Inc.	3,518,766
31,493	Boise Cascade Co.	2,102,788
38,517	Chart Industries, Inc.*	8,584,669
31,348	Curtiss-Wright Corp.	5,261,135
19,266	Herc Holdings, Inc.	2,265,874
49,793	ITT, Inc.	3,803,687
51,080	John Bean Technologies Corp.	4,658,496
77,469	SPX Technologies, Inc.*	5,100,559
185,624	Stem, Inc.*	2,524,486
169,897	WillScot Mobile Mini Holdings Corp.*	7,225,719
246,624	Zurn Water Solutions Corp.	5,793,198
		67,053,056
	Commercial & Professional Services - 7.1%
63,342	ASGN, Inc.*	5,370,135
22,102	CACI International, Inc. Class A*	6,719,671
49,587	Casella Waste Systems, Inc. Class A*	4,056,712
21,721	Clean Harbors, Inc.*	2,659,954
34,595	Exponent, Inc.	3,295,520
51,475	Insperity, Inc.	6,075,080
73,946	KBR, Inc.	3,680,292
25,044	Tetra Tech, Inc.	3,538,216
		35,395,580
	Consumer Durables & Apparel - 3.0%
78,838	Crocs, Inc.*	5,577,789
14,242	Deckers Outdoor Corp.*	4,983,703
6,562	TopBuild Corp.*	1,116,459
107,156	YETI Holdings, Inc.*	3,437,564
		15,115,515
	Consumer Services - 4.5%
19,245	Churchill Downs, Inc.	4,001,228
78,987	Penn National Gaming, Inc.*	2,614,469
81,880	Texas Roadhouse, Inc. Class A	8,102,026
51,187	Wingstop, Inc.	8,107,509
		22,825,232
	Diversified Financials - 0.9%
75,280	Stifel Financial Corp.	4,657,574
	Energy - 6.4%
39,124	Chord Energy Corp.	5,989,493
99,885	Helmerich & Payne, Inc.	4,945,307
248,949	Magnolia Oil & Gas Corp. Class A	6,393,010
71,011	Ovintiv, Inc.	3,596,707
70,345	PDC Energy, Inc.	5,074,688
130,508	SM Energy Co.	5,870,250
		31,869,455
	Food & Staples Retailing - 0.8%
75,408	Performance Food Group Co.*	3,924,232
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1% - (continued)
	Food, Beverage & Tobacco - 4.2%
6,060	Boston Beer Co., Inc. Class A*	$ 2,262,137
42,470	Celsius Holdings, Inc.*	3,868,168
52,061	Freshpet, Inc.*	3,068,996
25,306	Lancaster Colony Corp.	4,562,166
93,053	Simply Good Foods Co.*	3,563,930
262,426	Sovos Brands, Inc.*	3,637,224
		20,962,621
	Health Care Equipment & Services - 10.3%
16,776	Amedisys, Inc.*	1,637,170
49,043	AtriCure, Inc.*	2,065,691
65,260	Glaukos Corp.*	3,659,128
79,402	Globus Medical, Inc. Class A*	5,319,934
76,906	Haemonetics Corp.*	6,533,165
100,320	Health Catalyst, Inc.*	884,822
51,984	HealthEquity, Inc.*	4,050,073
45,447	Inari Medical, Inc.*	3,496,238
82,490	Integra LifeSciences Holdings Corp.*	4,145,123
7,923	LHC Group, Inc.*	1,323,933
17,082	ModivCare, Inc.*	1,661,054
49,770	Omnicell, Inc.*	3,848,216
146,510	Owens & Minor, Inc.	2,490,670
363,137	R1 RCM, Inc.*	6,412,999
7,058	Shockwave Medical, Inc.*	2,069,053
34,879	Tandem Diabetes Care, Inc.*	1,958,456
		51,555,725
	Household & Personal Products - 0.5%
215,677	Beauty Health Co.*(1)	2,465,188
	Insurance - 0.4%
83,579	James River Group Holdings Ltd.	2,112,041
	Materials - 3.7%
197,980	Axalta Coating Systems Ltd.*	4,616,894
66,031	Cabot Corp.	4,851,958
33,354	Ingevity Corp.*	2,243,723
178,196	Livent Corp.*	5,625,648
21,799	Louisiana-Pacific Corp.	1,234,913
		18,573,136
	Media & Entertainment - 1.4%
110,061	Bumble, Inc. Class A*	2,795,550
56,906	Ziff Davis, Inc.*(1)	4,403,955
		7,199,505
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
136,836	Aclaris Therapeutics, Inc.*	2,136,010
68,906	Apellis Pharmaceuticals, Inc.*	4,168,124
52,213	Blueprint Medicines Corp.*	2,706,722
65,310	Celldex Therapeutics, Inc.*	2,294,340
88,800	Crinetics Pharmaceuticals, Inc.*	1,639,248
67,288	Cytokinetics, Inc.*	2,937,794
84,766	Denali Therapeutics, Inc.*	2,431,089
27,568	Halozyme Therapeutics, Inc.*	1,318,026
46,087	Harmony Biosciences Holdings, Inc.*	2,396,524
366,255	ImmunoGen, Inc.*	2,175,555
73,248	Inhibrx, Inc.*	2,357,121
69,907	Intra-Cellular Therapies, Inc.*	3,192,653
18,532	Karuna Therapeutics, Inc.*	4,064,809
65,368	Kymera Therapeutics, Inc.*	1,983,265
26,939	Mirati Therapeutics, Inc.*	1,813,533
78,190	Morphic Holding, Inc.*	2,190,102
89,156	NanoString Technologies, Inc.*	932,572
54,496	Pacira BioSciences, Inc.*	2,820,713
59,673	PTC Therapeutics, Inc.*	2,256,833
94,345	Revolution Medicines, Inc.*	1,911,430
42,377	Sage Therapeutics, Inc.*	1,595,918
83,565	Stoke Therapeutics, Inc.*	1,240,940
87,736	Syndax Pharmaceuticals, Inc.*	2,014,418

The accompanying notes are an integral part of these financial statements.
66

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.2% - (continued)
8,279	United Therapeutics Corp.*	$ 1,908,558
84,534	Vaxcyte, Inc.*	3,686,528
67,694	Veracyte, Inc.*	1,361,326
66,058	Zentalis Pharmaceuticals, Inc.*	1,657,395
		61,191,546
	Real Estate - 2.2%
38,654	Agree Realty Corp. REIT	2,655,530
133,598	Phillips Edison & Co., Inc. REIT	4,026,644
46,533	Ryman Hospitality Properties, Inc. REIT	4,137,714
		10,819,888
	Retailing - 1.2%
19,887	Burlington Stores, Inc.*	2,843,045
55,839	Ollie's Bargain Outlet Holdings, Inc.*	3,126,984
		5,970,029
	Semiconductors & Semiconductor Equipment - 4.0%
46,904	Axcelis Technologies, Inc.*	2,720,432
37,606	Cirrus Logic, Inc.*	2,524,115
40,183	Lattice Semiconductor Corp.*	1,949,277
26,040	MKS Instruments, Inc.	2,139,186
62,936	Power Integrations, Inc.	4,198,460
29,164	Silicon Laboratories, Inc.*	3,351,527
37,488	Synaptics, Inc.*	3,321,437
		20,204,434
	Software & Services - 12.0%
66,812	Alarm.com Holdings, Inc.*	3,931,218
56,730	Blackbaud, Inc.*	3,103,131
45,622	Ceridian HCM Holding, Inc.*	3,019,720
35,285	Concentrix Corp.	4,312,886
30,882	Consensus Cloud Solutions, Inc.*	1,733,716
42,597	DigitalOcean Holdings, Inc.*(1)	1,530,084
26,927	ExlService Holdings, Inc.*	4,896,675
28,263	Five9, Inc.*	1,703,128
39,084	Manhattan Associates, Inc.*	4,755,350
97,033	Olo, Inc. Class A*	854,861
65,725	Perficient, Inc.*	4,401,603
56,444	Rapid7, Inc.*	2,555,220
170,033	Repay Holdings Corp.*	1,035,501
77,927	Shift4 Payments, Inc. Class A*	3,582,304
59,520	Sprout Social, Inc. Class A*	3,590,842
104,604	Varonis Systems, Inc.*	2,800,249
411,065	Verra Mobility Corp. Class A*	7,016,880
12,174	WEX, Inc.*	1,998,240
41,468	Workiva, Inc.*	3,226,625
		60,048,233
	Technology Hardware & Equipment - 3.5%
52,775	Fabrinet *	6,037,460
45,715	Insight Enterprises, Inc.*	4,320,525
42,428	Lumentum Holdings, Inc.*	3,158,764
28,217	Novanta, Inc.*	3,989,884
		17,506,633
	Total Common Stocks (cost $404,751,289)	$ 486,266,788
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
43,860	iShares Russell 2000 Growth ETF		$ 9,923,764
	Total Exchange-Traded Funds (cost $9,267,874)		$ 9,923,764
	Total Long-Term Investments (cost $414,019,163)		$ 496,190,552
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.0%
$ 4,704,763	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $4,705,156; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $4,798,881		$ 4,704,763
	Securities Lending Collateral - 0.4%
325,682	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(2)		325,682
1,085,606	HSBC US Government Money Market Fund, 3.09%(2)		1,085,606
325,682	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(2)		325,682
325,682	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(2)		325,682
			2,062,652
	Total Short-Term Investments (cost $6,767,415)		$ 6,767,415
	Total Investments (cost $420,786,578)	100.5%	$ 502,957,967
	Other Assets and Liabilities	(0.5)%	(2,520,012)
	Total Net Assets	100.0%	$ 500,437,955
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
67

The Hartford Small Cap Growth Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 12,444,177	$ 12,444,177	$ —	$ —
Banks	14,372,988	14,372,988	—	—
Capital Goods	67,053,056	67,053,056	—	—
Commercial & Professional Services	35,395,580	35,395,580	—	—
Consumer Durables & Apparel	15,115,515	15,115,515	—	—
Consumer Services	22,825,232	22,825,232	—	—
Diversified Financials	4,657,574	4,657,574	—	—
Energy	31,869,455	31,869,455	—	—
Food & Staples Retailing	3,924,232	3,924,232	—	—
Food, Beverage & Tobacco	20,962,621	20,962,621	—	—
Health Care Equipment & Services	51,555,725	51,555,725	—	—
Household & Personal Products	2,465,188	2,465,188	—	—
Insurance	2,112,041	2,112,041	—	—
Materials	18,573,136	18,573,136	—	—
Media & Entertainment	7,199,505	7,199,505	—	—
Pharmaceuticals, Biotechnology & Life Sciences	61,191,546	61,191,546	—	—
Real Estate	10,819,888	10,819,888	—	—
Retailing	5,970,029	5,970,029	—	—
Semiconductors & Semiconductor Equipment	20,204,434	20,204,434	—	—
Software & Services	60,048,233	60,048,233	—	—
Technology Hardware & Equipment	17,506,633	17,506,633	—	—
Exchange-Traded Funds	9,923,764	9,923,764	—	—
Short-Term Investments	6,767,415	2,062,652	4,704,763	—
Total	$ 502,957,967	$ 498,253,204	$ 4,704,763	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
68

Hartford Small Cap Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.1%
	Banks - 20.9%
44,714	Bank OZK	$ 1,921,808
70,401	Berkshire Hills Bancorp, Inc.	2,059,229
87,420	Cadence Bank	2,417,163
21,861	Federal Agricultural Mortgage Corp. Class C	2,518,387
75,462	First Hawaiian, Inc.	1,930,318
62,917	First Interstate BancSystem, Inc. Class A	2,869,644
170,282	FNB Corp.	2,460,575
114,145	Home BancShares, Inc.	2,909,556
69,972	Pacific Premier Bancorp, Inc.	2,547,681
127,955	Radian Group, Inc.	2,670,421
57,132	Sandy Spring Bancorp, Inc.	2,024,758
		26,329,540
	Capital Goods - 9.4%
53,326	Air Lease Corp.	1,881,875
30,507	EnerSys	2,022,309
72,057	Kennametal, Inc.	1,924,642
22,101	McGrath Rent Corp.	2,078,599
173,061	REV Group, Inc.	2,377,858
66,460	Spirit AeroSystems Holdings, Inc. Class A	1,539,214
		11,824,497
	Commercial & Professional Services - 8.4%
168,967	BrightView Holdings, Inc.*	1,507,186
144,151	CoreCivic, Inc. REIT*	1,509,261
65,615	Deluxe Corp.	1,206,004
81,535	Loomis AB	2,282,859
98,482	MillerKnoll Inc.	2,085,849
18,966	Science Applications International Corp.	2,054,776
		10,645,935
	Consumer Durables & Apparel - 6.1%
23,545	Carter's, Inc.	1,597,999
54,841	Kontoor Brands, Inc.	1,957,824
67,577	Steven Madden Ltd.	2,018,525
38,570	Sturm Ruger & Co., Inc.	2,164,934
		7,739,282
	Consumer Services - 4.0%
58,760	Adtalem Global Education, Inc.*	2,450,292
22,393	Cracker Barrel Old Country Store, Inc.	2,557,729
		5,008,021
	Diversified Financials - 7.1%
248,899	Greenhill & Co., Inc.	1,764,694
109,299	Navient Corp.	1,654,787
56,569	PRA Group, Inc.*	1,895,061
114,176	PROG Holdings, Inc.*	1,886,187
207,762	Rithm Capital Corp. REIT	1,751,434
		8,952,163
	Energy - 4.5%
69,124	ChampionX Corp.	1,978,329
80,533	DMC Global, Inc.*	1,742,734
180,981	TechnipFMC plc*	1,916,589
		5,637,652
	Health Care Equipment & Services - 4.9%
94,955	NextGen Healthcare, Inc.*	1,902,898
46,076	NuVasive, Inc.*	2,033,334
64,169	Premier, Inc. Class A	2,238,215
		6,174,447
	Household & Personal Products - 4.6%
54,359	Edgewell Personal Care Co.	2,130,329
68,463	Energizer Holdings, Inc.	1,977,896
14,543	Medifast, Inc.	1,701,386
		5,809,611
	Insurance - 6.5%
39,822	Kemper Corp.	1,898,315
Shares or Principal Amount			Market Value†
COMMON STOCKS - 97.1% - (continued)
	Insurance - 6.5% - (continued)
305,637	Lancashire Holdings Ltd.		$ 1,734,531
97,292	ProAssurance Corp.		2,160,855
371,454	Siriuspoint Ltd.*		2,384,735
			8,178,436
	Materials - 3.3%
45,325	Compass Minerals International, Inc.		1,792,150
99,608	Mativ, Inc.		2,364,694
			4,156,844
	Media & Entertainment - 1.1%
122,131	MediaAlpha, Inc. Class A*		1,340,998
	Pharmaceuticals, Biotechnology & Life Sciences - 1.5%
37,637	Pacira BioSciences, Inc.*		1,948,091
	Real Estate - 2.8%
136,247	Pebblebrook Hotel Trust REIT		2,185,402
125,539	Piedmont Office Realty Trust, Inc. Class A, REIT		1,311,882
			3,497,284
	Retailing - 1.9%
50,834	Monro, Inc.		2,427,324
	Semiconductors & Semiconductor Equipment - 4.2%
64,957	Ichor Holdings Ltd.*		1,652,506
70,480	Rambus, Inc.*		2,125,677
27,990	Silicon Motion Technology Corp. ADR		1,497,185
			5,275,368
	Software & Services - 4.3%
230,282	Adeia, Inc.		2,574,553
43,797	InterDigital, Inc.		2,184,156
46,416	Xperi, Inc.*		648,432
			5,407,141
	Utilities - 1.6%
46,295	Portland General Electric Co.		2,080,497
	Total Common Stocks (cost $118,757,220)		$ 122,433,131
EXCHANGE-TRADED FUNDS - 1.9%
	Other Investment Pools & Funds - 1.9%
16,319	iShares Russell 2000 Value ETF		$ 2,371,477
	Total Exchange-Traded Funds (cost $2,171,052)		$ 2,371,477
	Total Long-Term Investments (cost $120,928,272)		$ 124,804,608
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
$ 1,293,076	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $1,293,184; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $1,319,005		$ 1,293,076
	Total Short-Term Investments (cost $1,293,076)		$ 1,293,076
	Total Investments (cost $122,221,348)	100.0%	$ 126,097,684
	Other Assets and Liabilities	0.0%	20,270
	Total Net Assets	100.0%	$ 126,117,954
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The accompanying notes are an integral part of these financial statements.
69

Hartford Small Cap Value Fund
Schedule of Investments – (continued)
October 31, 2022

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Banks	$ 26,329,540	$ 26,329,540	$ —	$ —
Capital Goods	11,824,497	11,824,497	—	—
Commercial & Professional Services	10,645,935	8,363,076	2,282,859	—
Consumer Durables & Apparel	7,739,282	7,739,282	—	—
Consumer Services	5,008,021	5,008,021	—	—
Diversified Financials	8,952,163	8,952,163	—	—
Energy	5,637,652	5,637,652	—	—
Health Care Equipment & Services	6,174,447	6,174,447	—	—
Household & Personal Products	5,809,611	5,809,611	—	—
Insurance	8,178,436	6,443,905	1,734,531	—
Materials	4,156,844	4,156,844	—	—
Media & Entertainment	1,340,998	1,340,998	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,948,091	1,948,091	—	—
Real Estate	3,497,284	3,497,284	—	—
Retailing	2,427,324	2,427,324	—	—
Semiconductors & Semiconductor Equipment	5,275,368	5,275,368	—	—
Software & Services	5,407,141	5,407,141	—	—
Utilities	2,080,497	2,080,497	—	—
Exchange-Traded Funds	2,371,477	2,371,477	—	—
Short-Term Investments	1,293,076	—	1,293,076	—
Total	$ 126,097,684	$ 120,787,218	$ 5,310,466	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

The Hartford Small Company Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Automobiles & Components - 0.3%
17,101	Visteon Corp.*	$ 2,231,168
	Banks - 3.8%
199,289	Ameris Bancorp	10,265,377
241,659	Cadence Bank	6,681,871
199,618	Synovus Financial Corp.	7,954,777
		24,902,025
	Capital Goods - 16.9%
57,277	Acuity Brands, Inc.	10,514,339
81,197	Ameresco, Inc. Class A*	4,910,795
164,535	Applied Industrial Technologies, Inc.	20,464,863
301,626	AZEK Co., Inc. Class A*	5,281,471
38,229	Chart Industries, Inc.*	8,520,480
74,775	Comfort Systems USA, Inc.	9,218,262
59,464	Curtiss-Wright Corp.	9,979,843
431,197	Fluor Corp.*	13,048,021
43,013	Middleby Corp.*	6,015,798
73,878	WESCO International, Inc.*	10,178,172
183,932	WillScot Mobile Mini Holdings Corp.*	7,822,628
275,818	Zurn Water Solutions Corp.	6,478,965
		112,433,637
	Commercial & Professional Services - 2.9%
223,423	Aris Water Solution, Inc. Class A	3,804,894
86,940	Casella Waste Systems, Inc. Class A*	7,112,561
130,944	TriNet Group, Inc.*	8,508,741
		19,426,196
	Consumer Durables & Apparel - 2.2%
90,821	Crocs, Inc.*	6,425,586
144,136	Skyline Champion Corp.*	8,390,156
		14,815,742
	Consumer Services - 6.9%
133,714	Boyd Gaming Corp.	7,723,321
172,791	H&R Block, Inc.	7,110,350
323,509	PowerSchool Holdings, Inc. Class A*	6,470,180
121,488	Texas Roadhouse, Inc. Class A	12,021,237
81,201	Wingstop, Inc.	12,861,426
		46,186,514
	Diversified Financials - 0.9%
219,306	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	5,960,737
	Energy - 8.6%
260,619	Brigham Minerals, Inc. Class A	8,079,189
200,551	Cactus, Inc. Class A	10,372,498
80,122	Chord Energy Corp.	12,265,877
335,951	SM Energy Co.	15,111,076
342,540	Viper Energy Partners L.P.	11,423,709
		57,252,349
	Food, Beverage & Tobacco - 1.1%
78,611	Celsius Holdings, Inc.*	7,159,890
	Health Care Equipment & Services - 12.6%
110,503	Acadia Healthcare Co., Inc.*	8,983,894
244,145	Cross Country Healthcare, Inc.*	9,055,338
59,010	Enovis Corp.*	2,918,045
96,870	Globus Medical, Inc. Class A*	6,490,290
117,996	Haemonetics Corp.*	10,023,760
90,165	HealthEquity, Inc.*	7,024,755
113,319	Inari Medical, Inc.*	8,717,631
63,523	Inspire Medical Systems, Inc.*	12,383,809
226,337	Owens & Minor, Inc.	3,847,729
603,500	R1 RCM, Inc.*	10,657,810
13,415	Shockwave Medical, Inc.*	3,932,607
		84,035,668
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Household & Personal Products - 2.7%
406,515	elf Beauty, Inc.*	$ 17,585,839
	Materials - 3.9%
197,413	Cabot Corp.	14,505,907
369,898	Livent Corp.*	11,677,680
		26,183,587
	Media & Entertainment - 2.4%
210,097	Cargurus, Inc.*	3,059,013
197,936	Criteo S.A. ADR*	5,047,368
98,270	Ziff Davis, Inc.*	7,605,115
		15,711,496
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
236,997	Aclaris Therapeutics, Inc.*	3,699,523
84,623	Alkermes plc*	1,920,942
267,144	Amicus Therapeutics, Inc.*	2,671,440
75,896	Apellis Pharmaceuticals, Inc.*	4,590,949
25,515	Ascendis Pharma A/S ADR*	2,934,225
72,986	Blueprint Medicines Corp.*	3,783,594
68,105	Celldex Therapeutics, Inc.*	2,392,529
137,155	Crinetics Pharmaceuticals, Inc.*	2,531,881
134,189	Cytokinetics, Inc.*	5,858,692
73,284	Fate Therapeutics, Inc.*	1,533,101
75,759	Halozyme Therapeutics, Inc.*	3,622,038
254,460	Immatics N.V.*	2,875,398
34,738	Immunocore Holdings plc ADR*	1,984,929
60,609	Intellia Therapeutics, Inc.*	3,198,943
87,342	Intra-Cellular Therapies, Inc.*	3,988,909
26,398	Karuna Therapeutics, Inc.*	5,790,137
62,190	Kymera Therapeutics, Inc.*	1,886,845
24,634	Mirati Therapeutics, Inc.*	1,658,361
62,467	Pacira BioSciences, Inc.*	3,233,292
97,003	PTC Therapeutics, Inc.*	3,668,654
155,025	Revolution Medicines, Inc.*	3,140,807
170,988	Rocket Pharmaceuticals, Inc.*	3,190,636
84,203	Syndax Pharmaceuticals, Inc.*	1,933,301
54,140	Vaxcyte, Inc.*	2,361,045
25,844	Verona Pharma plc ADR*	330,803
		74,780,974
	Real Estate - 2.6%
247,438	Phillips Edison & Co., Inc. REIT	7,457,781
107,666	Ryman Hospitality Properties, Inc. REIT	9,573,661
		17,031,442
	Retailing - 0.1%
26,907	Tory Burch LLC*(1)(2)	812,067
	Semiconductors & Semiconductor Equipment - 1.5%
45,985	MKS Instruments, Inc.	3,777,668
72,595	Synaptics, Inc.*	6,431,917
		10,209,585
	Software & Services - 9.7%
58,588	ExlService Holdings, Inc.*	10,654,228
96,348	Five9, Inc.*	5,805,931
394,887	Jamf Holding Corp.*	9,346,975
51,726	Manhattan Associates, Inc.*	6,293,502
45,984	Perficient, Inc.*	3,079,548
150,688	Rapid7, Inc.*	6,821,646
211,136	RingCentral, Inc. Class A*	7,499,551
884,448	Verra Mobility Corp. Class A*	15,097,527
		64,598,908
	Technology Hardware & Equipment - 4.0%
227,808	Calix, Inc.*	16,775,781

The accompanying notes are an integral part of these financial statements.
71

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 94.3% - (continued)
	Technology Hardware & Equipment - 4.0% - (continued)
95,569	Coherent Corp.*		$ 3,212,074
46,888	Novanta, Inc.*		6,629,963
			26,617,818
	Total Common Stocks (cost $615,489,706)		$ 627,935,642
EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
58,936	iShares Russell 2000 Growth ETF		$ 13,334,859
	Total Exchange-Traded Funds (cost $12,478,676)		$ 13,334,859
	Total Long-Term Investments (cost $627,968,382)		$ 641,270,501
SHORT-TERM INVESTMENTS - 3.3%
	Repurchase Agreements - 3.3%
$ 21,856,986	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $21,858,813; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $22,294,185		$ 21,856,986
	Total Short-Term Investments (cost $21,856,986)		$ 21,856,986
	Total Investments (cost $649,825,368)	99.6%	$ 663,127,487
	Other Assets and Liabilities	0.4%	2,524,088
	Total Net Assets	100.0%	$ 665,651,575
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $812,067 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
11/2013	Tory Burch LLC	26,907	$ 2,108,912	$ 812,067

(2)	Investment valued using significant unobservable inputs.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
72

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 2,231,168	$ 2,231,168	$ —	$ —
Banks	24,902,025	24,902,025	—	—
Capital Goods	112,433,637	112,433,637	—	—
Commercial & Professional Services	19,426,196	19,426,196	—	—
Consumer Durables & Apparel	14,815,742	14,815,742	—	—
Consumer Services	46,186,514	46,186,514	—	—
Diversified Financials	5,960,737	5,960,737	—	—
Energy	57,252,349	57,252,349	—	—
Food, Beverage & Tobacco	7,159,890	7,159,890	—	—
Health Care Equipment & Services	84,035,668	84,035,668	—	—
Household & Personal Products	17,585,839	17,585,839	—	—
Materials	26,183,587	26,183,587	—	—
Media & Entertainment	15,711,496	15,711,496	—	—
Pharmaceuticals, Biotechnology & Life Sciences	74,780,974	74,780,974	—	—
Real Estate	17,031,442	17,031,442	—	—
Retailing	812,067	—	—	812,067
Semiconductors & Semiconductor Equipment	10,209,585	10,209,585	—	—
Software & Services	64,598,908	64,598,908	—	—
Technology Hardware & Equipment	26,617,818	26,617,818	—	—
Exchange-Traded Funds	13,334,859	13,334,859	—	—
Short-Term Investments	21,856,986	—	21,856,986	—
Total	$ 663,127,487	$ 640,458,434	$ 21,856,986	$ 812,067

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
73

Hartford Domestic Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Currency Abbreviations:
USD	United States Dollar
Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
74

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities
October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Assets:
Investments in securities, at market value(1)	$ 5,612,967,713	$ 9,574,249,199	$ 15,266,541,743	$ 4,960,975,904	$ 4,157,795,904	$ 1,304,680,495
Repurchase agreements	63,260,761	70,499,034	277,160,322	111,912,401	54,681,335	9,456,479
Cash	14,958,966	16,373,432	64,318,708	25,911,539	12,688,873	2,281,461
Cash collateral held for securities on loan	831,440	—	—	3,010,112	1,212,565	338,088
Foreign currency	1,215	—	—	647,200	—	369,233
Receivables:
Investment securities sold	84,178,011	1,147,790	—	17,728,994	56,937,232	18,756,606
Fund shares sold	719,840	11,886,466	24,689,558	7,861,893	3,420,104	455,518
Dividends and interest	2,993,698	7,139,087	16,563,456	3,520,026	619,656	885,028
Securities lending income	4,072	—	210	21,283	7,174	583
Variation margin on futures contracts	3,670,462	—	—	—	—	—
Tax reclaims	476,372	—	4,220,868	2,535,156	55,282	306,637
Other assets	98,933	137,311	314,249	167,979	95,124	51,517
Total assets	5,784,161,483	9,681,432,319	15,653,809,114	5,134,292,487	4,287,513,249	1,337,581,645
Liabilities:
Obligation to return securities lending collateral	16,628,793	—	—	60,202,236	24,251,300	6,761,768
Payables:
Investment securities purchased	35,323,757	2,853,980	—	36,876,242	45,114,947	10,571,586
Fund shares redeemed	4,514,394	9,481,372	15,864,393	7,112,677	5,882,285	823,171
Investment management fees	3,106,863	2,635,299	7,506,642	2,484,837	2,471,417	924,135
Transfer agent fees	962,874	1,113,588	1,527,766	570,529	738,167	245,054
Accounting services fees	153,533	258,522	387,663	125,430	120,954	36,621
Board of Directors' fees	21,298	36,099	52,139	16,460	17,487	4,653
Distribution fees	185,343	139,390	215,815	101,071	105,074	44,667
Accrued expenses	157,857	191,587	249,366	106,592	142,734	71,747
Total liabilities	61,054,712	16,709,837	25,803,784	107,596,074	78,844,365	19,483,402
Net assets	$ 5,723,106,771	$ 9,664,722,482	$ 15,628,005,330	$ 5,026,696,413	$ 4,208,668,884	$ 1,318,098,243
Summary of Net Assets:
Capital stock and paid-in-capital	$ 5,126,819,841	$ 6,737,928,244	$ 11,171,428,879	$ 3,536,445,504	$ 5,273,001,606	$ 1,104,791,354
Distributable earnings (loss)	596,286,930	2,926,794,238	4,456,576,451	1,490,250,909	(1,064,332,722)	213,306,889
Net assets	$ 5,723,106,771	$ 9,664,722,482	$ 15,628,005,330	$ 5,026,696,413	$ 4,208,668,884	$ 1,318,098,243
Shares authorized	1,540,000,000	825,000,000	1,270,000,000	675,000,000	19,850,000,000	485,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0001	$ 0.0010
Class A: Net asset value per share	$ 34.53	$ 40.38	$ 30.41	$ 21.83	$ 30.49	$ 34.67
Maximum offering price per share	36.54	42.73	32.18	23.10	32.26	36.69
Shares outstanding	122,729,905	36,056,289	144,923,149	85,975,186	64,987,604	20,484,794
Net Assets	$ 4,238,196,694	$ 1,456,043,738	$ 4,407,511,362	$ 1,876,671,511	$ 1,981,664,547	$ 710,176,261
Class C: Net asset value per share	$ 22.26	$ 36.27	$ 29.11	$ 21.71	$ 7.68	$ 24.39
Shares outstanding	3,946,921	11,905,039	6,436,520	6,160,738	17,005,554	3,469,084
Net Assets	$ 87,852,034	$ 431,852,301	$ 187,341,634	$ 133,760,615	$ 130,590,086	$ 84,595,200
Class I: Net asset value per share	$ 34.84	$ 40.55	$ 30.23	$ 21.67	$ 33.77	$ 37.68
Shares outstanding	14,742,412	87,053,611	128,477,907	71,371,107	27,870,521	8,756,194
Net Assets	$ 513,601,338	$ 3,529,589,467	$ 3,883,536,378	$ 1,546,286,586	$ 941,201,983	$ 329,896,468
Class R3: Net asset value per share	$ 39.62	$ 40.90	$ 30.95	$ 21.88	$ 30.04	$ 35.46
Shares outstanding	758,999	1,329,879	1,762,963	1,294,952	982,800	700,723
Net Assets	$ 30,073,782	$ 54,393,233	$ 54,564,826	$ 28,332,483	$ 29,520,391	$ 24,848,933
Class R4: Net asset value per share	$ 41.74	$ 41.74	$ 31.22	$ 21.91	$ 33.76	$ 38.59
Shares outstanding	646,453	3,775,905	3,006,726	1,788,334	1,255,597	414,723
Net Assets	$ 26,983,632	$ 157,597,021	$ 93,864,015	$ 39,191,273	$ 42,391,285	$ 16,006,192
Class R5: Net asset value per share	$ 42.91	$ 40.89	$ 31.37	$ 22.05	$ 37.13	$ 41.63
Shares outstanding	650,583	3,587,047	7,439,828	3,350,500	371,197	242,678
Net Assets	$ 27,917,270	$ 146,672,264	$ 233,376,811	$ 73,875,981	$ 13,784,243	$ 10,101,726
The accompanying notes are an integral part of these financial statements.
75

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Class R6: Net asset value per share	$ 43.28	$ 41.10	$ 31.37	$ 22.12	$ 38.28	$ 42.53
Shares outstanding	638,760	25,781,942	20,177,389	4,460,626	1,032,035	1,302,424
Net Assets	$ 27,643,975	$ 1,059,701,739	$ 632,954,176	$ 98,651,510	$ 39,511,422	$ 55,391,943
Class Y: Net asset value per share	$ 43.22	$ 41.07	$ 31.38	$ 22.12	$ 38.16	$ 42.40
Shares outstanding	1,720,441	12,881,593	22,781,177	5,589,376	8,733,532	1,230,417
Net Assets	$ 74,365,198	$ 529,017,029	$ 714,793,422	$ 123,645,420	$ 333,298,688	$ 52,172,348
Class F: Net asset value per share	$ 34.85	$ 40.60	$ 30.20	$ 21.66	$ 34.05	$ 37.93
Shares outstanding	19,986,513	56,647,418	179,462,742	51,065,240	20,460,918	920,260
Net Assets	$ 696,472,848	$ 2,299,855,690	$ 5,420,062,706	$ 1,106,281,034	$ 696,706,239	$ 34,909,172
Cost of investments	$ 5,326,903,734	$ 7,055,021,952	$ 11,811,290,933	$ 4,099,033,500	$ 4,640,675,754	$ 1,108,334,467
Cost of foreign currency	$ 1,220	$ —	$ —	$ 648,006	$ —	$ 360,114
(1) Includes Investment in securities on loan, at market value	$ 16,267,500	$ —	$ —	$ 60,047,216	$ 24,720,680	$ 6,393,818
The accompanying notes are an integral part of these financial statements.
76

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Assets:
Investments in securities, at market value(1)	$ 7,669,580,831	$ 881,162,721	$ 240,872,209	$ 498,253,204	$ 124,804,608	$ 641,270,501
Repurchase agreements	—	3,479,446	2,479,802	4,704,763	1,293,076	21,856,986
Investments in affiliated investments, at market value	121,387,095	—	—	—	—	—
Cash	—	728,984	615,707	1,109,116	300,085	5,058,880
Cash collateral held for securities on loan	9,117,816	—	—	108,561	—	—
Receivables:
From affiliates	—	—	3,452	—	4,100	—
Investment securities sold	30,842,442	19,378,952	—	2,924,255	—	—
Fund shares sold	6,736,517	1,991,317	1,211,032	511,592	25,112	748,846
Dividends and interest	1,323,366	269,128	272,414	70,451	76,160	82,752
Securities lending income	37,789	—	—	211	21	248
Tax reclaims	—	—	53,818	—	—	—
Other assets	117,915	72,886	40,528	47,814	50,480	55,590
Total assets	7,839,143,771	907,083,434	245,548,962	507,729,967	126,553,642	669,073,803
Liabilities:
Due to custodian	7,099,021	—	—	—	—	—
Obligation to return securities lending collateral	182,356,313	—	—	2,171,213	—	—
Payables:
Investment securities purchased	15,641,552	18,271,886	—	3,884,407	—	2,203,073
Fund shares redeemed	28,325,914	966,839	486,615	748,109	305,696	561,588
Investment management fees	4,474,980	504,269	87,732	314,032	70,738	436,495
Transfer agent fees	1,199,943	106,946	55,976	113,252	25,200	112,600
Accounting services fees	214,956	25,601	7,574	16,801	3,842	20,219
Board of Directors' fees	32,172	3,072	825	1,939	446	2,407
Distribution fees	134,128	16,673	7,656	7,676	2,193	14,517
Accrued expenses	320,875	66,011	28,471	34,583	27,573	71,329
Total liabilities	239,799,854	19,961,297	674,849	7,292,012	435,688	3,422,228
Net assets	$ 7,599,343,917	$ 887,122,137	$ 244,874,113	$ 500,437,955	$ 126,117,954	$ 665,651,575
Summary of Net Assets:
Capital stock and paid-in-capital	$ 6,235,676,687	$ 729,135,558	$ 195,288,714	$ 454,643,208	$ 115,905,837	$ 782,520,149
Distributable earnings (loss)	1,363,667,230	157,986,579	49,585,399	45,794,747	10,212,117	(116,868,574)
Net assets	$ 7,599,343,917	$ 887,122,137	$ 244,874,113	$ 500,437,955	$ 126,117,954	$ 665,651,575
Shares authorized	1,105,000,000	485,000,000	22,110,000,000	22,100,000,000	860,000,000	525,000,000
Par value	$ 0.0050	$ 0.0010	$ 0.0001	$ 0.0001	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 24.51	$ 16.14	$ 23.65	$ 37.07	$ 11.40	$ 16.30
Maximum offering price per share	25.94	17.08	25.03	39.23	12.06	17.25
Shares outstanding	93,974,881	22,797,597	7,330,260	4,404,849	4,511,632	19,635,266
Net Assets	$ 2,303,789,688	$ 368,039,964	$ 173,357,836	$ 163,292,965	$ 51,421,656	$ 319,970,670
Class C: Net asset value per share	$ 13.88	$ 12.36	$ 19.79	$ 20.14	$ 9.69	$ 7.45
Shares outstanding	15,053,771	569,650	173,763	109,116	198,471	628,214
Net Assets	$ 208,962,720	$ 7,040,809	$ 3,439,467	$ 2,197,307	$ 1,922,202	$ 4,678,095
Class I: Net asset value per share	$ 25.85	$ 16.36	$ 23.32	$ 40.17	$ 11.44	$ 18.06
Shares outstanding	66,227,100	2,296,646	1,312,171	1,646,670	1,871,558	1,761,801
Net Assets	$ 1,712,200,911	$ 37,582,269	$ 30,598,002	$ 66,149,935	$ 21,401,908	$ 31,818,643
Class R3: Net asset value per share	$ 28.24	$ 17.10	$ 24.07	$ 35.99	$ 11.90	$ 18.45
Shares outstanding	2,162,666	357,270	39,026	169,709	63,830	555,580
Net Assets	$ 61,073,222	$ 6,107,826	$ 939,175	$ 6,107,530	$ 759,532	$ 10,249,683
Class R4: Net asset value per share	$ 30.20	$ 17.59	$ 24.36	$ 39.30	$ 12.10	$ 20.59
Shares outstanding	2,850,881	518,575	209,779	297,302	3,442	439,126
Net Assets	$ 86,083,151	$ 9,121,406	$ 5,111,196	$ 11,683,847	$ 41,643	$ 9,039,759
Class R5: Net asset value per share	$ 31.72	$ 17.91	$ 24.64	$ 42.94	$ 12.08	$ 22.66
Shares outstanding	2,932,351	112,740	13,667	479,546	145,446	203,158
Net Assets	$ 93,004,572	$ 2,019,468	$ 336,736	$ 20,590,865	$ 1,756,280	$ 4,603,283
The accompanying notes are an integral part of these financial statements.
77

Hartford Domestic Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Class R6: Net asset value per share	$ 32.27	$ 16.37	$ 24.72	$ 43.99	$ 12.07	$ 23.44
Shares outstanding	23,505,613	650	478,768	1,313,975	647,881	280,780
Net Assets	$ 758,617,322	$ 10,642	$ 11,833,627	$ 57,806,599	$ 7,821,411	$ 6,580,356
Class Y: Net asset value per share	$ 32.19	$ 17.96	$ 24.67	$ 43.94	$ 12.05	$ 23.34
Shares outstanding	13,626,214	435,218	274,142	3,300,762	239,613	1,676,408
Net Assets	$ 438,594,894	$ 7,814,387	$ 6,762,575	$ 145,027,048	$ 2,887,342	$ 39,131,465
Class F: Net asset value per share	$ 26.02	$ 16.37	$ 23.22	$ 40.50	$ 11.43	$ 18.27
Shares outstanding	74,431,076	27,451,969	538,025	681,102	3,333,210	13,114,167
Net Assets	$ 1,937,017,437	$ 449,385,366	$ 12,495,499	$ 27,581,859	$ 38,105,980	$ 239,579,621
Cost of investments	$ 6,778,722,359	$ 793,893,562	$ 208,738,937	$ 420,786,578	$ 122,221,348	$ 649,825,368
Cost of investments in affiliated investments	$ 144,565,239	$ —	$ —	$ —	$ —	$ —
Cost of foreign currency	$ —	$ —	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 179,370,461	$ —	$ —	$ 2,045,606	$ —	$ —
The accompanying notes are an integral part of these financial statements.
78

Hartford Domestic Equity Funds
 Statements of Operations
For the Year Ended October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Investment Income:
Dividends	$ 88,151,648	$ 160,810,566	$ 327,262,765	$ 139,217,427	$ 15,377,363	$ 14,248,290
Interest	1,197,187	487,509	4,624,204	1,576,297	703,343	197,498
Securities lending	107,188	38	332	87,977	107,622	231,937
Less: Foreign tax withheld	(467,436)	—	(2,686,659)	(1,168,464)	(68,571)	(348,597)
Total investment income, net	88,988,587	161,298,113	329,200,642	139,713,237	16,119,757	14,329,128
Expenses:
Investment management fees	43,744,020	36,928,848	91,787,234	30,000,402	39,918,112	12,324,123
Transfer agent fees
Class A	5,099,389	1,449,512	3,962,825	1,485,216	2,633,941	900,498
Class C	161,918	453,890	207,896	148,521	231,743	143,982
Class I	518,060	4,023,301	3,331,226	1,379,446	1,414,063	388,778
Class R3	80,837	140,341	129,979	64,303	81,683	58,283
Class R4	50,468	292,166	163,192	71,117	84,431	32,669
Class R5	32,608	189,605	268,715	81,401	19,866	12,615
Class R6	1,213	29,322	22,126	3,535	2,093	448
Class Y	108,781	659,450	896,509	109,922	427,927	107,253
Class F	3,699	28,389	31,185	8,908	6,611	536
Distribution fees
Class A	12,125,918	3,916,123	11,507,280	4,641,967	6,510,873	1,898,516
Class C	1,134,779	5,053,784	1,845,813	1,442,668	1,974,061	1,054,159
Class R3	184,544	319,739	302,132	150,630	190,750	134,573
Class R4	77,901	486,272	249,921	104,979	136,293	51,466
Custodian fees	25,342	40,598	62,782	18,376	65,115	40,653
Registration and filing fees	183,164	369,055	630,750	229,818	306,894	147,165
Accounting services fees	935,628	1,577,937	2,171,799	697,537	808,772	218,016
Board of Directors' fees	167,266	289,046	413,867	129,130	140,250	36,935
Audit and tax fees	54,279	20,951	21,109	21,158	36,443	24,450
Other expenses	487,190	794,905	1,114,837	377,491	449,731	147,909
Total expenses (before waivers, reimbursements and fees paid indirectly)	65,177,004	57,063,234	119,121,177	41,166,525	55,439,652	17,723,027
Transfer agent fee waivers	—	(52,063)	(452,170)	—	—	—
Distribution fee reimbursements	(214,779)	(86,054)	(116,973)	(16,927)	(201,171)	(25,691)
Commission recapture	(64,181)	(8,389)	(46,074)	(26,552)	(142,150)	(6,241)
Total waivers, reimbursements and fees paid indirectly	(278,960)	(146,506)	(615,217)	(43,479)	(343,321)	(31,932)
Total expenses	64,898,044	56,916,728	118,505,960	41,123,046	55,096,331	17,691,095
Net Investment Income (Loss)	24,090,543	104,381,385	210,694,682	98,590,191	(38,976,574)	(3,361,967)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	323,158,296	261,921,622	694,901,386	529,616,656	(609,174,897)	12,441,669
Futures contracts	(36,942,270)	—	—	—	—	—
Foreign currency contracts	—	—	—	—	—	(123)
Other foreign currency transactions	(63,023)	—	—	8,745	(35,639)	(66,490)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	286,153,003	261,921,622	694,901,386	529,625,401	(609,210,536)	12,375,056
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(1,609,628,075)	(2,322,465,638)	(1,873,667,525)	(612,837,533)	(2,276,283,476)	(233,110,398)
Futures contracts	(10,490,121)	—	—	—	—	—
Translation of other assets and liabilities in foreign currencies	(43,707)	—	—	(202,181)	(2,777)	(12,261)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,620,161,903)	(2,322,465,638)	(1,873,667,525)	(613,039,714)	(2,276,286,253)	(233,122,659)
The accompanying notes are an integral part of these financial statements.
79

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund	The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,334,008,900)	(2,060,544,016)	(1,178,766,139)	(83,414,313)	(2,885,496,789)	(220,747,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,309,918,357)	$ (1,956,162,631)	$ (968,071,457)	$ 15,175,878	$ (2,924,473,363)	$ (224,109,570)
The accompanying notes are an integral part of these financial statements.
80

Hartford Domestic Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Quality Value Fund	The Hartford Small Cap Growth Fund	Hartford Small Cap Value Fund	The Hartford Small Company Fund
Investment Income:
Dividends	$ 73,536,118	$ 12,820,495	$ 6,066,284	$ 3,210,156	$ 3,431,895	$ 4,107,779
Interest	69,899	65,034	53,735	48,543	5,799	145,467
Securities lending	614,164	7,652	—	14,357	3,741	55,988
Less: Foreign tax withheld	(17,336)	(96,276)	(67,755)	—	(11,983)	—
Total investment income, net	74,202,845	12,796,905	6,052,264	3,273,056	3,429,452	4,309,234
Expenses:
Investment management fees	72,260,680	6,271,942	1,074,105	4,676,358	1,029,469	6,030,361
Transfer agent fees
Class A	2,940,338	547,112	274,405	387,933	108,132	580,437
Class C	340,708	14,863	8,515	7,286	6,292	14,520
Class I	3,512,781	29,244	26,130	75,048	39,866	51,743
Class R3	167,712	14,339	2,245	14,842	2,094	26,274
Class R4	215,166	16,390	7,491	24,488	269	18,028
Class R5	197,346	2,435	575	50,665	1,708	6,377
Class R6	29,638	—	278	2,802	268	226
Class Y	692,537	13,663	3,722	191,800	2,915	24,768
Class F	47,346	5,773	206	398	291	3,810
Distribution fees
Class A	6,964,577	920,733	451,044	484,287	139,947	948,794
Class C	2,808,476	80,616	36,287	40,925	25,311	62,590
Class R3	382,494	32,638	5,116	33,972	4,760	59,819
Class R4	319,564	24,397	11,916	37,161	403	26,553
Custodian fees	102,524	4,225	2,007	6,504	6,484	23,034
Registration and filing fees	251,850	147,000	119,847	127,803	128,185	170,609
Accounting services fees	1,435,389	142,032	47,581	105,052	29,313	122,441
Board of Directors' fees	241,893	23,434	6,318	15,110	3,720	18,774
Audit and tax fees	21,007	25,375	21,065	20,996	21,263	29,834
Other expenses	959,870	184,136	35,208	54,423	26,982	154,042
Total expenses (before waivers, reimbursements and fees paid indirectly)	93,891,896	8,500,347	2,134,061	6,357,853	1,577,672	8,373,034
Expense waivers	—	—	(26,593)	—	(30,962)	—
Transfer agent fee waivers	(635,243)	—	—	(75,079)	—	—
Distribution fee reimbursements	(89,197)	(8,145)	(10,227)	(18,327)	(5,898)	(18,871)
Commission recapture	(102,352)	(16,317)	(560)	(7,578)	(1,908)	(23,601)
Total waivers, reimbursements and fees paid indirectly	(826,792)	(24,462)	(37,380)	(100,984)	(38,768)	(42,472)
Total expenses	93,065,104	8,475,885	2,096,681	6,256,869	1,538,904	8,330,562
Net Investment Income (Loss)	(18,862,259)	4,321,020	3,955,583	(2,983,813)	1,890,548	(4,021,328)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	683,964,438	73,489,920	11,495,734	(32,221,344)	8,029,836	(125,644,852)
Investments in affiliated investments	(9,968,362)	—	—	—	—	—
Other foreign currency transactions	—	—	(145)	—	(198)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	673,996,076	73,489,920	11,495,589	(32,221,344)	8,029,638	(125,644,852)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(3,609,217,257)	(114,419,726)	(26,414,806)	(197,748,237)	(22,441,354)	(162,580,738)
Investments in affiliated investments	(30,190,021)	—	—	—	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,639,407,278)	(114,419,726)	(26,414,806)	(197,748,237)	(22,441,354)	(162,580,738)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,965,411,202)	(40,929,806)	(14,919,217)	(229,969,581)	(14,411,716)	(288,225,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (2,984,273,461)	$ (36,608,786)	$ (10,963,634)	$ (232,953,394)	$ (12,521,168)	$ (292,246,918)
The accompanying notes are an integral part of these financial statements.
81

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 24,090,543	$ 12,609,296	$ 104,381,385	$ 79,881,660
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	286,153,003	1,117,743,666	261,921,622	366,960,795
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,620,161,903)	961,196,796	(2,322,465,638)	2,963,652,462
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,309,918,357)	2,091,549,758	(1,956,162,631)	3,410,494,917
Distributions to Shareholders:
Class A	(796,677,684)	(256,624,217)	(51,017,295)	(7,166,565)
Class C	(29,128,173)	(12,630,524)	(16,212,320)	—
Class I	(102,158,238)	(33,651,291)	(152,148,957)	(26,510,048)
Class R3	(5,487,633)	(1,911,571)	(1,879,952)	(145,253)
Class R4	(4,376,163)	(1,459,215)	(6,771,984)	(972,045)
Class R5	(4,206,771)	(1,629,937)	(6,967,996)	(1,462,901)
Class R6	(4,348,041)	(638,212)	(34,560,184)	(6,940,312)
Class Y	(14,390,368)	(4,992,537)	(28,782,055)	(5,937,551)
Class F	(127,204,207)	(42,410,229)	(106,456,492)	(21,751,271)
Total distributions	(1,087,977,278)	(355,947,733)	(404,797,235)	(70,885,946)
Capital Share Transactions:
Sold	311,222,644	338,608,621	2,598,490,371	3,592,112,670
Issued on reinvestment of distributions	1,052,622,491	343,956,936	386,652,441	67,490,064
Redeemed	(978,028,941)	(1,039,938,487)	(3,624,085,413)	(2,927,339,187)
Net increase (decrease) from capital share transactions	385,816,194	(357,372,930)	(638,942,601)	732,263,547
Net Increase (Decrease) in Net Assets	(2,012,079,441)	1,378,229,095	(2,999,902,467)	4,071,872,518
Net Assets:
Beginning of period	7,735,186,212	6,356,957,117	12,664,624,949	8,592,752,431
End of period	$ 5,723,106,771	$ 7,735,186,212	$ 9,664,722,482	$ 12,664,624,949
The accompanying notes are an integral part of these financial statements.
82

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 210,694,682	$ 153,413,163	$ 98,590,191	$ 77,254,659
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	694,901,386	700,951,873	529,625,401	364,677,577
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,873,667,525)	3,492,438,056	(613,039,714)	993,091,679
Net Increase (Decrease) in Net Assets Resulting from Operations	(968,071,457)	4,346,803,092	15,175,878	1,435,023,915
Distributions to Shareholders:
Class A	(269,880,132)	(124,272,767)	(162,568,145)	(41,652,685)
Class C	(9,041,795)	(3,956,164)	(12,492,883)	(3,698,845)
Class I	(200,183,734)	(71,985,276)	(124,787,388)	(33,459,498)
Class R3	(3,403,765)	(1,696,101)	(2,733,877)	(781,704)
Class R4	(5,762,217)	(2,690,217)	(3,872,094)	(1,147,861)
Class R5	(15,325,417)	(6,848,052)	(7,100,587)	(2,137,950)
Class R6	(29,887,062)	(9,408,231)	(7,472,847)	(2,007,112)
Class Y	(53,664,884)	(30,895,801)	(10,565,778)	(2,882,683)
Class F	(301,110,451)	(117,659,277)	(103,493,641)	(30,248,716)
Total distributions	(888,259,457)	(369,411,886)	(435,087,240)	(118,017,054)
Capital Share Transactions:
Sold	5,411,538,165	4,029,585,831	1,130,238,868	771,725,035
Issued on reinvestment of distributions	846,009,458	354,750,045	420,406,777	113,763,031
Redeemed	(3,440,313,459)	(2,883,515,258)	(999,150,768)	(999,427,216)
Net increase (decrease) from capital share transactions	2,817,234,164	1,500,820,618	551,494,877	(113,939,150)
Net Increase (Decrease) in Net Assets	960,903,250	5,478,211,824	131,583,515	1,203,067,711
Net Assets:
Beginning of period	14,667,102,080	9,188,890,256	4,895,112,898	3,692,045,187
End of period	$ 15,628,005,330	$ 14,667,102,080	$ 5,026,696,413	$ 4,895,112,898
The accompanying notes are an integral part of these financial statements.
83

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Opportunities Fund		The Hartford Healthcare Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ (38,976,574)	$ (54,382,771)	$ (3,361,967)	$ (5,610,496)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(609,210,536)	1,724,280,446	12,375,056	183,832,310
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,276,286,253)	264,840,372	(233,122,659)	154,285,853
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,924,473,363)	1,934,738,047	(224,109,570)	332,507,667
Distributions to Shareholders:
Class A	(697,296,082)	(423,673,541)	(86,099,036)	(93,880,300)
Class C	(147,140,068)	(94,842,287)	(17,656,083)	(22,672,232)
Class I	(370,501,893)	(234,064,363)	(41,655,813)	(44,908,247)
Class R3	(10,091,141)	(7,102,825)	(3,035,400)	(3,747,674)
Class R4	(13,268,156)	(9,398,654)	(2,247,542)	(2,881,694)
Class R5	(4,087,401)	(2,988,257)	(1,042,154)	(1,201,964)
Class R6	(11,501,636)	(5,296,402)	(497,706)	(438,736)
Class Y	(90,278,847)	(53,966,607)	(9,938,908)	(10,597,239)
Class F	(210,961,202)	(109,670,067)	(4,255,546)	(4,009,747)
Total distributions	(1,555,126,426)	(941,003,003)	(166,428,188)	(184,337,833)
Capital Share Transactions:
Sold	858,424,489	1,412,684,010	186,449,080	254,406,423
Issued on reinvestment of distributions	1,448,388,944	867,858,722	157,999,398	175,117,607
Redeemed	(1,702,013,695)	(1,585,916,069)	(364,441,921)	(314,733,008)
Net increase (decrease) from capital share transactions	604,799,738	694,626,663	(19,993,443)	114,791,022
Net Increase (Decrease) in Net Assets	(3,874,800,051)	1,688,361,707	(410,531,201)	262,960,856
Net Assets:
Beginning of period	8,083,468,935	6,395,107,228	1,728,629,444	1,465,668,588
End of period	$ 4,208,668,884	$ 8,083,468,935	$ 1,318,098,243	$ 1,728,629,444
The accompanying notes are an integral part of these financial statements.
84

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford MidCap Fund		The Hartford MidCap Value Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ (18,862,259)	$ 68,229,033	$ 4,321,020	$ 1,874,621
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	673,996,076	1,707,213,123	73,489,920	100,036,552
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,639,407,278)	2,690,020,087	(114,419,726)	189,407,923
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,984,273,461)	4,465,462,243	(36,608,786)	291,319,096
Distributions to Shareholders:
Class A	(400,817,525)	(347,506,316)	(25,970,524)	(837,738)
Class C	(68,607,269)	(72,065,078)	(795,151)	—
Class I	(448,017,894)	(475,898,575)	(1,896,364)	(113,371)
Class R3	(9,696,452)	(10,341,121)	(473,508)	—
Class R4	(17,297,892)	(21,473,620)	(688,694)	(19,877)
Class R5	(27,009,142)	(36,606,303)	(143,466)	(9,446)
Class R6	(146,841,604)	(171,635,482)	—	—
Class Y	(87,412,620)	(114,448,304)	(1,035,457)	(91,721)
Class F	(329,341,310)	(294,576,639)	(32,934,199)	(2,424,869)
Total distributions	(1,535,041,708)	(1,544,551,438)	(63,937,363)	(3,497,022)
Capital Share Transactions:
Sold	1,224,843,197	2,014,553,894	201,258,916	146,817,585
Issued on reinvestment of distributions	1,475,446,801	1,483,163,109	63,651,091	3,487,144
Redeemed	(4,507,922,919)	(5,460,496,113)	(152,585,797)	(162,560,509)
Net increase (decrease) from capital share transactions	(1,807,632,921)	(1,962,779,110)	112,324,210	(12,255,780)
Net Increase (Decrease) in Net Assets	(6,326,948,090)	958,131,695	11,778,061	275,566,294
Net Assets:
Beginning of period	13,926,292,007	12,968,160,312	875,344,076	599,777,782
End of period	$ 7,599,343,917	$ 13,926,292,007	$ 887,122,137	$ 875,344,076
The accompanying notes are an integral part of these financial statements.
85

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Quality Value Fund		The Hartford Small Cap Growth Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 3,955,583	$ 3,150,999	$ (2,983,813)	$ (4,024,977)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	11,495,589	13,598,905	(32,221,344)	174,617,463
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(26,414,806)	56,452,184	(197,748,237)	106,905,409
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,963,634)	73,202,088	(232,953,394)	277,497,895
Distributions to Shareholders:
Class A	(11,405,295)	(3,241,327)	(47,491,758)	(16,552,797)
Class C	(212,434)	(63,247)	(2,240,437)	(1,531,478)
Class I	(1,405,148)	(300,872)	(21,579,489)	(7,507,522)
Class R3	(64,011)	(17,729)	(1,607,651)	(683,476)
Class R4	(276,389)	(91,734)	(3,548,265)	(2,012,020)
Class R5	(19,958)	(5,775)	(12,344,930)	(5,481,575)
Class R6	(16,459)	(13,682)	(13,516,765)	(6,037,686)
Class Y	(108,987)	(10,318)	(42,116,476)	(17,719,809)
Class F	(807,377)	(258,522)	(6,354,143)	(3,391,955)
Total distributions	(14,316,058)	(4,003,206)	(150,799,914)	(60,918,318)
Capital Share Transactions:
Sold	57,551,280	21,527,878	121,488,714	158,407,323
Issued on reinvestment of distributions	14,094,650	3,936,286	143,128,875	58,369,869
Redeemed	(33,771,339)	(31,941,068)	(271,010,011)	(342,794,035)
Net increase (decrease) from capital share transactions	37,874,591	(6,476,904)	(6,392,422)	(126,016,843)
Net Increase (Decrease) in Net Assets	12,594,899	62,721,978	(390,145,730)	90,562,734
Net Assets:
Beginning of period	232,279,214	169,557,236	890,583,685	800,020,951
End of period	$ 244,874,113	$ 232,279,214	$ 500,437,955	$ 890,583,685
The accompanying notes are an integral part of these financial statements.
86

Hartford Domestic Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Small Cap Value Fund		The Hartford Small Company Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 1,890,548	$ 1,454,248	$ (4,021,328)	$ (8,422,124)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	8,029,638	17,243,277	(125,644,852)	219,723,239
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,441,354)	29,174,321	(162,580,738)	8,069,059
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,521,168)	47,871,846	(292,246,918)	219,370,174
Distributions to Shareholders:
Class A	(3,964,811)	(363,877)	(107,539,494)	(42,313,500)
Class C	(206,679)	(3,950)	(3,410,978)	(1,604,568)
Class I	(2,259,354)	(54,057)	(11,875,080)	(3,566,682)
Class R3	(57,161)	(3,498)	(2,994,326)	(1,394,856)
Class R4	(3,408)	(362)	(2,607,622)	(1,251,522)
Class R5	(1,609)	(148)	(1,072,566)	(377,954)
Class R6	(216,927)	(3,866)	(945,537)	(128,962)
Class Y	(122,885)	(3,913)	(7,555,025)	(1,778,231)
Class F	(5,116,335)	(666,330)	(66,272,191)	(24,289,826)
Total distributions	(11,949,169)	(1,100,001)	(204,272,819)	(76,706,101)
Capital Share Transactions:
Sold	40,824,744	82,135,100	174,178,611	307,799,887
Issued on reinvestment of distributions	11,837,402	1,094,882	202,875,469	76,133,999
Redeemed	(78,738,919)	(32,701,037)	(208,785,813)	(262,911,327)
Net increase (decrease) from capital share transactions	(26,076,773)	50,528,945	168,268,267	121,022,559
Net Increase (Decrease) in Net Assets	(50,547,110)	97,300,790	(328,251,470)	263,686,632
Net Assets:
Beginning of period	176,665,064	79,364,274	993,903,045	730,216,413
End of period	$ 126,117,954	$ 176,665,064	$ 665,651,575	$ 993,903,045
The accompanying notes are an integral part of these financial statements.
87

Hartford Domestic Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2022
A	$ 48.89	$ 0.12	$ (7.60)	$ (7.48)	$ (0.05)	$ (6.83)	$ (6.88)	$ 34.53	(17.73)%	$ 4,238,197	1.05%	1.04%	0.31%	82%
C	34.14	(0.12)	(4.93)	(5.05)	—	(6.83)	(6.83)	22.26	(18.35)	87,852	1.84	1.84	(0.49)	82
I	49.25	0.22	(7.64)	(7.42)	(0.16)	(6.83)	(6.99)	34.84	(17.49)	513,601	0.78	0.78	0.57	82
R3	55.21	(0.03)	(8.73)	(8.76)	—	(6.83)	(6.83)	39.62	(18.03)	30,074	1.41	1.41	(0.06)	82
R4	57.63	0.12	(9.18)	(9.06)	—	(6.83)	(6.83)	41.74	(17.77)	26,984	1.10	1.10	0.25	82
R5	59.02	0.26	(9.41)	(9.15)	(0.13)	(6.83)	(6.96)	42.91	(17.51)	27,917	0.80	0.80	0.56	82
R6	59.48	0.31	(9.49)	(9.18)	(0.19)	(6.83)	(7.02)	43.28	(17.44)	27,644	0.70	0.70	0.66	82
Y	59.41	0.26	(9.48)	(9.22)	(0.14)	(6.83)	(6.97)	43.22	(17.52)	74,365	0.80	0.80	0.54	82
F	49.26	0.25	(7.64)	(7.39)	(0.19)	(6.83)	(7.02)	34.85	(17.42)	696,473	0.69	0.69	0.66	82
For the Year Ended October 31, 2021
A	$ 38.39	$ 0.05	$ 12.59	$ 12.64	$ (0.15)	$ (1.99)	$ (2.14)	$ 48.89	33.83%	$ 5,710,869	1.04%	1.04%	0.12%	62%
C	27.45	(0.21)	8.89	8.68	—	(1.99)	(1.99)	34.14	32.74	148,862	1.83	1.83	(0.66)	62
I	38.66	0.18	12.66 (4)	12.84 (4)	(0.26)	(1.99)	(2.25)	49.25	34.15	721,608	0.77	0.77	0.38	62
R3	43.14	(0.13)	14.19	14.06	—	(1.99)	(1.99)	55.21	33.32	45,054	1.41	1.41	(0.25)	62
R4	44.91	0.03	14.78 (4)	14.81 (4)	(0.10)	(1.99)	(2.09)	57.63	33.72	36,750	1.10	1.10	0.06	62
R5	45.94	0.20	15.11 (4)	15.31 (4)	(0.24)	(1.99)	(2.23)	59.02	34.11	36,529	0.80	0.80	0.36	62
R6	46.27	0.26	15.22	15.48	(0.28)	(1.99)	(2.27)	59.48	34.27	19,261	0.69	0.69	0.46	62
Y	46.24	0.21	15.21	15.42	(0.26)	(1.99)	(2.25)	59.41	34.14	122,539	0.80	0.79	0.37	62
F	38.66	0.21	12.67	12.88	(0.29)	(1.99)	(2.28)	49.26	34.28	893,713	0.69	0.69	0.47	62
For the Year Ended October 31, 2020
A	$ 37.12	$ 0.18	$ 2.90	$ 3.08	$ (0.17)	$ (1.64)	$ (1.81)	$ 38.39	8.57%	$ 4,645,677	1.07%	1.07%	0.48%	84%
C	27.08	(0.07)	2.08	2.01	—	(1.64)	(1.64)	27.45	7.78	177,309	1.85	1.85	(0.27)	84
I	37.36	0.28	2.93	3.21	(0.27)	(1.64)	(1.91)	38.66	8.88	584,048	0.79	0.79	0.77	84
R3	41.47	0.06	3.25	3.31	—	(1.64)	(1.64)	43.14	8.25	42,449	1.42	1.42	0.14	84
R4	43.06	0.20	3.39	3.59	(0.10)	(1.64)	(1.74)	44.91	8.59	32,732	1.10	1.10	0.46	84
R5	44.04	0.33	3.47	3.80	(0.26)	(1.64)	(1.90)	45.94	8.88	34,188	0.81	0.81	0.75	84
R6	44.34	0.43	3.44	3.87	(0.30)	(1.64)	(1.94)	46.27	9.03	12,531	0.70	0.70	1.00	84
Y	44.32	0.36	3.49	3.85	(0.29)	(1.64)	(1.93)	46.24	8.97	103,152	0.80	0.75	0.83	84
F	37.36	0.31	2.93	3.24	(0.30)	(1.64)	(1.94)	38.66	9.00	724,872	0.70	0.70	0.85	84
For the Year Ended October 31, 2019
A	$ 37.88	$ 0.15	$ 4.81	$ 4.96	$ (0.11)	$ (5.61)	$ (5.72)	$ 37.12	16.32%	$ 4,831,749	1.07%	1.07%	0.42%	68%
C	29.30	(0.09)	3.48	3.39	—	(5.61)	(5.61)	27.08	15.45	278,394	1.83	1.83	(0.33)	68
I	38.08	0.25	4.84	5.09	(0.20)	(5.61)	(5.81)	37.36	16.66	658,302	0.79	0.79	0.70	68
R3	41.62	0.03	5.43	5.46	—	(5.61)	(5.61)	41.47	15.91	50,957	1.42	1.42	0.07	68
R4	42.94	0.16	5.63	5.79	(0.06)	(5.61)	(5.67)	43.06	16.27	38,634	1.11	1.11	0.39	68
R5	43.80	0.28	5.75	6.03	(0.18)	(5.61)	(5.79)	44.04	16.64	38,808	0.80	0.80	0.68	68
R6	44.07	0.33	5.78	6.11	(0.23)	(5.61)	(5.84)	44.34	16.74	80,535	0.70	0.70	0.78	68
Y	44.06	0.32	5.77	6.09	(0.22)	(5.61)	(5.83)	44.32	16.71	187,754	0.78	0.74	0.75	68
F	38.09	0.28	4.83	5.11	(0.23)	(5.61)	(5.84)	37.36	16.75	776,505	0.70	0.70	0.79	68
The accompanying notes are an integral part of these financial statements.
88

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund – (continued)
For the Year Ended October 31, 2018
A	$ 41.86	$ 0.15	$ 1.45	$ 1.60	$ (0.26)	$ (5.32)	$ (5.58)	$ 37.88	3.92%	$ 4,742,846	1.07%	1.06%	0.38%	108%
C	33.62	(0.11)	1.16	1.05	(0.05)	(5.32)	(5.37)	29.30	3.15	426,256	1.81	1.81	(0.34)	108
I	42.04	0.26	1.44	1.70	(0.34)	(5.32)	(5.66)	38.08	4.19	734,580	0.78	0.78	0.66	108
R3	45.39	0.02	1.56	1.58	(0.03)	(5.32)	(5.35)	41.62	3.57	61,882	1.42	1.41	0.04	108
R4	46.69	0.15	1.62	1.77	(0.20)	(5.32)	(5.52)	42.94	3.87	51,635	1.10	1.10	0.34	108
R5	47.54	0.30	1.63	1.93	(0.35)	(5.32)	(5.67)	43.80	4.18	34,288	0.80	0.80	0.65	108
R6	47.80	0.35	1.64	1.99	(0.40)	(5.32)	(5.72)	44.07	4.29	70,935	0.70	0.70	0.75	108
Y	47.78	0.34	1.64	1.98	(0.38)	(5.32)	(5.70)	44.06	4.28	175,731	0.71	0.71	0.74	108
F	42.06	0.30	1.45	1.75	(0.40)	(5.32)	(5.72)	38.09	4.28	880,110	0.70	0.70	0.75	108
Hartford Core Equity Fund
For the Year Ended October 31, 2022
A	$ 49.41	$ 0.33	$ (7.87)	$ (7.54)	$ (0.24)	$ (1.25)	$ (1.49)	$ 40.38	(15.79)%	$ 1,456,044	0.70%	0.70%	0.75%	15%
C	44.63	(0.00) (5)	(7.11)	(7.11)	—	(1.25)	(1.25)	36.27	(16.43)	431,852	1.45	1.45	(0.00) (6)	15
I	49.59	0.45	(7.89)	(7.44)	(0.35)	(1.25)	(1.60)	40.55	(15.57)	3,529,589	0.46	0.46	0.99	15
R3	50.06	0.17	(8.00)	(7.83)	(0.08)	(1.25)	(1.33)	40.90	(16.11)	54,393	1.08	1.07	0.37	15
R4	51.01	0.34	(8.14)	(7.80)	(0.22)	(1.25)	(1.47)	41.74	(15.80)	157,597	0.76	0.73	0.71	15
R5	49.99	0.44	(7.95)	(7.51)	(0.34)	(1.25)	(1.59)	40.89	(15.58)	146,672	0.46	0.46	0.98	15
R6	50.24	0.50	(8.00)	(7.50)	(0.39)	(1.25)	(1.64)	41.10	(15.51)	1,059,702	0.36	0.36	1.10	15
Y	50.20	0.45	(7.98)	(7.53)	(0.35)	(1.25)	(1.60)	41.07	(15.56)	529,017	0.45	0.44	1.00	15
F	49.65	0.49	(7.90)	(7.41)	(0.39)	(1.25)	(1.64)	40.60	(15.51)	2,299,856	0.36	0.36	1.08	15
For the Year Ended October 31, 2021
A	$ 36.04	$ 0.23	$ 13.36	$ 13.59	$ (0.22)	$ —	$ (0.22)	$ 49.41	37.85%	$ 1,681,155	0.70%	0.70%	0.52%	13%
C	32.62	(0.09)	12.10	12.01	—	—	—	44.63	36.82	583,876	1.45	1.45	(0.23)	13
I	36.16	0.34	13.40	13.74	(0.31)	—	(0.31)	49.59	38.19	4,700,782	0.45	0.45	0.77	13
R3	36.54	0.07	13.56	13.63	(0.11)	—	(0.11)	50.06	37.38	71,617	1.07	1.06	0.16	13
R4	37.20	0.23	13.79	14.02	(0.21)	—	(0.21)	51.01	37.82	239,198	0.76	0.72	0.50	13
R5	36.44	0.34	13.51	13.85	(0.30)	—	(0.30)	49.99	38.17	225,017	0.46	0.46	0.76	13
R6	36.62	0.39	13.57	13.96	(0.34)	—	(0.34)	50.24	38.31	1,045,661	0.36	0.36	0.86	13
Y	36.60	0.35	13.56	13.91	(0.31)	—	(0.31)	50.20	38.20	903,952	0.46	0.44	0.78	13
F	36.19	0.38	13.42	13.80	(0.34)	—	(0.34)	49.65	38.33	3,213,368	0.36	0.36	0.86	13
For the Year Ended October 31, 2020
A	$ 33.40	$ 0.26	$ 3.23	$ 3.49	$ (0.23)	$ (0.62)	$ (0.85)	$ 36.04	10.58%	$ 1,140,994	0.73%	0.72%	0.77%	22%
C	30.35	0.01	2.92	2.93	(0.04)	(0.62)	(0.66)	32.62	9.74	443,989	1.47	1.47	0.03	22
I	33.50	0.35	3.24	3.59	(0.31)	(0.62)	(0.93)	36.16	10.87	2,936,718	0.46	0.46	1.03	22
R3	33.86	0.15	3.26	3.41	(0.11)	(0.62)	(0.73)	36.54	10.17	46,674	1.07	1.07	0.43	22
R4	34.44	0.27	3.33	3.60	(0.22)	(0.62)	(0.84)	37.20	10.58	169,267	0.78	0.73	0.77	22
R5	33.75	0.36	3.25	3.61	(0.30)	(0.62)	(0.92)	36.44	10.85	188,738	0.47	0.47	1.04	22
R6	33.91	0.38	3.29	3.67	(0.34)	(0.62)	(0.96)	36.62	10.96	746,018	0.38	0.38	1.10	22
Y	33.90	0.36	3.28	3.64	(0.32)	(0.62)	(0.94)	36.60	10.89	668,655	0.47	0.45	1.05	22
F	33.52	0.38	3.25	3.63	(0.34)	(0.62)	(0.96)	36.19	10.97	2,251,700	0.38	0.38	1.12	22
The accompanying notes are an integral part of these financial statements.
89

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$ 30.17	$ 0.27	$ 4.40	$ 4.67	$ (0.21)	$ (1.23)	$ (1.44)	$ 33.40	16.60%	$ 881,587	0.74%	0.73%	0.88%	15%
C	27.53	0.04	4.01	4.05	—	(1.23)	(1.23)	30.35	15.71	366,553	1.47	1.47	0.14	15
I	30.26	0.35	4.40	4.75	(0.28)	(1.23)	(1.51)	33.50	16.91	1,740,669	0.47	0.47	1.14	15
R3	30.52	0.16	4.48	4.64	(0.07)	(1.23)	(1.30)	33.86	16.18	34,158	1.10	1.10	0.52	15
R4	31.03	0.28	4.54	4.82	(0.18)	(1.23)	(1.41)	34.44	16.59	150,159	0.77	0.74	0.88	15
R5	30.47	0.35	4.44	4.79	(0.28)	(1.23)	(1.51)	33.75	16.90	231,879	0.49	0.49	1.13	15
R6	30.61	0.38	4.46	4.84	(0.31)	(1.23)	(1.54)	33.91	17.01	259,706	0.38	0.38	1.22	15
Y	30.61	0.37	4.45	4.82	(0.30)	(1.23)	(1.53)	33.90	16.94	371,580	0.46	0.43	1.18	15
F	30.28	0.38	4.40	4.78	(0.31)	(1.23)	(1.54)	33.52	17.00	1,655,619	0.38	0.38	1.21	15
For the Year Ended October 31, 2018
A	$ 28.53	$ 0.22	$ 2.42	$ 2.64	$ (0.25)	$ (0.75)	$ (1.00)	$ 30.17	9.41%	$ 666,354	0.74%	0.74%	0.73%	22%
C	26.13	—	2.22	2.22	(0.07)	(0.75)	(0.82)	27.53	8.61	293,064	1.48	1.48	—	22
I	28.60	0.30	2.43	2.73	(0.32)	(0.75)	(1.07)	30.26	9.72	1,130,600	0.47	0.47	1.00	22
R3	28.85	0.12	2.44	2.56	(0.14)	(0.75)	(0.89)	30.52	9.02	34,765	1.10	1.10	0.38	22
R4	29.32	0.22	2.48	2.70	(0.24)	(0.75)	(0.99)	31.03	9.37	144,866	0.79	0.76	0.72	22
R5	28.81	0.30	2.44	2.74	(0.33)	(0.75)	(1.08)	30.47	9.69	201,510	0.49	0.49	0.99	22
R6	28.93	0.33	2.45	2.78	(0.35)	(0.75)	(1.10)	30.61	9.80	146,643	0.39	0.39	1.08	22
Y	28.93	0.32	2.45	2.77	(0.34)	(0.75)	(1.09)	30.61	9.77	216,788	0.42	0.42	1.06	22
F	28.63	0.33	2.42	2.75	(0.35)	(0.75)	(1.10)	30.28	9.80	635,245	0.39	0.39	1.09	22
The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2022
A	$ 34.32	$ 0.38	$ (2.34)	$ (1.96)	$ (0.33)	$ (1.62)	$ (1.95)	$ 30.41	(6.11)%	$ 4,407,511	0.96%	0.96%	1.18%	18%
C	32.94	0.13	(2.23)	(2.10)	(0.11)	(1.62)	(1.73)	29.11	(6.82)	187,342	1.74	1.74	0.41	18
I	34.12	0.45	(2.31)	(1.86)	(0.41)	(1.62)	(2.03)	30.23	(5.86)	3,883,536	0.72	0.72	1.43	18
R3	34.88	0.26	(2.37)	(2.11)	(0.20)	(1.62)	(1.82)	30.95	(6.45)	54,565	1.34	1.34	0.79	18
R4	35.17	0.36	(2.39)	(2.03)	(0.30)	(1.62)	(1.92)	31.22	(6.16)	93,864	1.04	1.04	1.10	18
R5	35.33	0.46	(2.40)	(1.94)	(0.40)	(1.62)	(2.02)	31.37	(5.88)	233,377	0.73	0.73	1.40	18
R6	35.34	0.50	(2.41)	(1.91)	(0.44)	(1.62)	(2.06)	31.37	(5.80)	632,954	0.63	0.63	1.52	18
Y	35.34	0.48	(2.40)	(1.92)	(0.42)	(1.62)	(2.04)	31.38	(5.82)	714,793	0.73	0.68	1.45	18
F	34.10	0.48	(2.32)	(1.84)	(0.44)	(1.62)	(2.06)	30.20	(5.80)	5,420,063	0.63	0.63	1.52	18
For the Year Ended October 31, 2021
A	$ 24.26	$ 0.33	$ 10.63	$ 10.96	$ (0.33)	$ (0.57)	$ (0.90)	$ 34.32	46.01%	$ 4,733,858	0.97%	0.97%	1.07%	18%
C	23.31	0.09	10.22	10.31	(0.11)	(0.57)	(0.68)	32.94	44.92	169,569	1.75	1.75	0.30	18
I	24.12	0.40	10.58	10.98	(0.41)	(0.57)	(0.98)	34.12	46.39	3,178,645	0.71	0.71	1.30	18
R3	24.65	0.22	10.80	11.02	(0.22)	(0.57)	(0.79)	34.88	45.43	66,751	1.35	1.35	0.70	18
R4	24.84	0.32	10.89	11.21	(0.31)	(0.57)	(0.88)	35.17	45.92	106,561	1.03	1.03	1.01	18
R5	24.95	0.41	10.95	11.36	(0.41)	(0.57)	(0.98)	35.33	46.35	265,832	0.73	0.73	1.30	18
R6	24.95	0.44	10.96	11.40	(0.44)	(0.57)	(1.01)	35.34	46.52	470,425	0.63	0.63	1.37	18
Y	24.95	0.44	10.94	11.38	(0.42)	(0.57)	(0.99)	35.34	46.47	929,283	0.74	0.67	1.38	18
F	24.10	0.43	10.58	11.01	(0.44)	(0.57)	(1.01)	34.10	46.55	4,746,178	0.63	0.63	1.40	18
The accompanying notes are an integral part of these financial statements.
90

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund – (continued)
For the Year Ended October 31, 2020
A	$ 25.93	$ 0.39	$ (0.94)	$ (0.55)	$ (0.37)	$ (0.75)	$ (1.12)	$ 24.26	(2.20)%	$ 3,385,907	1.00%	1.00%	1.61%	28%
C	24.96	0.20	(0.92)	(0.72)	(0.18)	(0.75)	(0.93)	23.31	(3.01)	138,431	1.78	1.78	0.84	28
I	25.80	0.45	(0.94)	(0.49)	(0.44)	(0.75)	(1.19)	24.12	(1.97)	1,681,761	0.73	0.73	1.86	28
R3	26.32	0.31	(0.95)	(0.64)	(0.28)	(0.75)	(1.03)	24.65	(2.54)	54,642	1.35	1.35	1.26	28
R4	26.52	0.39	(0.97)	(0.58)	(0.35)	(0.75)	(1.10)	24.84	(2.26)	82,299	1.05	1.05	1.56	28
R5	26.64	0.47	(0.98)	(0.51)	(0.43)	(0.75)	(1.18)	24.95	(1.97)	177,851	0.74	0.74	1.86	28
R6	26.64	0.49	(0.97)	(0.48)	(0.46)	(0.75)	(1.21)	24.95	(1.87)	196,065	0.65	0.65	1.94	28
Y	26.64	0.48	(0.97)	(0.49)	(0.45)	(0.75)	(1.20)	24.95	(1.91)	735,618	0.73	0.68	1.92	28
F	25.78	0.48	(0.95)	(0.47)	(0.46)	(0.75)	(1.21)	24.10	(1.89)	2,736,317	0.64	0.64	1.96	28
For the Year Ended October 31, 2019
A	$ 25.63	$ 0.40	$ 2.63	$ 3.03	$ (0.38)	$ (2.35)	$ (2.73)	$ 25.93	13.75%	$ 3,739,696	1.00%	0.99%	1.65%	22%
C	24.75	0.21	2.53	2.74	(0.18)	(2.35)	(2.53)	24.96	12.92	192,715	1.77	1.77	0.89	22
I	25.51	0.46	2.63	3.09	(0.45)	(2.35)	(2.80)	25.80	14.08	1,079,962	0.73	0.73	1.89	22
R3	25.97	0.32	2.67	2.99	(0.29)	(2.35)	(2.64)	26.32	13.33	66,115	1.36	1.35	1.30	22
R4	26.14	0.40	2.69	3.09	(0.36)	(2.35)	(2.71)	26.52	13.71	111,451	1.04	1.04	1.61	22
R5	26.25	0.47	2.71	3.18	(0.44)	(2.35)	(2.79)	26.64	14.05	193,707	0.74	0.74	1.89	22
R6	26.25	0.50	2.71	3.21	(0.47)	(2.35)	(2.82)	26.64	14.16	119,159	0.64	0.64	1.98	22
Y	26.25	0.49	2.70	3.19	(0.45)	(2.35)	(2.80)	26.64	14.10	696,309	0.71	0.68	1.96	22
F	25.50	0.49	2.61	3.10	(0.47)	(2.35)	(2.82)	25.78	14.15	2,844,206	0.64	0.64	2.00	22
For the Year Ended October 31, 2018
A	$ 27.46	$ 0.39	$ 0.80	$ 1.19	$ (0.38)	$ (2.64)	$ (3.02)	$ 25.63	4.38%	$ 3,521,062	0.99%	0.99%	1.49%	31%
C	26.62	0.19	0.77	0.96	(0.19)	(2.64)	(2.83)	24.75	3.58	228,076	1.76	1.75	0.76	31
I	27.35	0.46	0.79	1.25	(0.45)	(2.64)	(3.09)	25.51	4.68	847,646	0.73	0.73	1.75	31
R3	27.78	0.30	0.81	1.11	(0.28)	(2.64)	(2.92)	25.97	4.03	72,723	1.35	1.35	1.13	31
R4	27.95	0.39	0.80	1.19	(0.36)	(2.64)	(3.00)	26.14	4.32	131,649	1.04	1.04	1.44	31
R5	28.05	0.47	0.82	1.29	(0.45)	(2.64)	(3.09)	26.25	4.65	146,918	0.74	0.74	1.74	31
R6	28.05	0.49	0.82	1.31	(0.47)	(2.64)	(3.11)	26.25	4.76	74,795	0.64	0.64	1.84	31
Y	28.05	0.49	0.81	1.30	(0.46)	(2.64)	(3.10)	26.25	4.72	616,454	0.68	0.68	1.80	31
F	27.33	0.48	0.80	1.28	(0.47)	(2.64)	(3.11)	25.50	4.77	2,591,584	0.64	0.64	1.84	31
The Hartford Equity Income Fund
For the Year Ended October 31, 2022
A	$ 23.85	$ 0.42	$ (0.38)	$ 0.04	$ (0.40)	$ (1.66)	$ (2.06)	$ 21.83	0.12%	$ 1,876,672	0.97%	0.97%	1.88%	42%
C	23.72	0.24	(0.37)	(0.13)	(0.22)	(1.66)	(1.88)	21.71	(0.64)	133,761	1.75	1.75	1.10	42
I	23.68	0.47	(0.37)	0.10	(0.45)	(1.66)	(2.11)	21.67	0.40	1,546,287	0.74	0.74	2.12	42
R3	23.89	0.34	(0.38)	(0.04)	(0.31)	(1.66)	(1.97)	21.88	(0.25)	28,332	1.36	1.35	1.50	42
R4	23.93	0.41	(0.39)	0.02	(0.38)	(1.66)	(2.04)	21.91	0.02	39,191	1.06	1.06	1.78	42
R5	24.07	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.05	0.34	73,876	0.75	0.75	2.10	42
R6	24.13	0.50	(0.38)	0.12	(0.47)	(1.66)	(2.13)	22.12	0.49	98,652	0.65	0.65	2.21	42
Y	24.14	0.48	(0.39)	0.09	(0.45)	(1.66)	(2.11)	22.12	0.36	123,645	0.73	0.73	2.12	42
F	23.68	0.49	(0.38)	0.11	(0.47)	(1.66)	(2.13)	21.66	0.46	1,106,281	0.64	0.64	2.21	42
The accompanying notes are an integral part of these financial statements.
91

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Equity Income Fund – (continued)
For the Year Ended October 31, 2021
A	$ 17.55	$ 0.34	$ 6.50	$ 6.84	$ (0.34)	$ (0.20)	$ (0.54)	$ 23.85	39.45%	$ 1,864,492	0.98%	0.98%	1.57%	24%
C	17.46	0.18	6.44	6.62	(0.16)	(0.20)	(0.36)	23.72	38.31	162,393	1.75	1.75	0.85	24
I	17.44	0.39	6.44	6.83	(0.39)	(0.20)	(0.59)	23.68	39.69	1,360,339	0.74	0.74	1.81	24
R3	17.59	0.26	6.50	6.76	(0.26)	(0.20)	(0.46)	23.89	38.83	33,485	1.36	1.35	1.21	24
R4	17.62	0.33	6.50	6.83	(0.32)	(0.20)	(0.52)	23.93	39.25	49,923	1.05	1.05	1.52	24
R5	17.71	0.40	6.55	6.95	(0.39)	(0.20)	(0.59)	24.07	39.75	80,991	0.75	0.75	1.80	24
R6	17.76	0.42	6.56	6.98	(0.41)	(0.20)	(0.61)	24.13	39.82	81,643	0.65	0.65	1.90	24
Y	17.76	0.40	6.57	6.97	(0.39)	(0.20)	(0.59)	24.14	39.77	120,502	0.74	0.73	1.81	24
F	17.44	0.41	6.44	6.85	(0.41)	(0.20)	(0.61)	23.68	39.81	1,141,345	0.65	0.65	1.92	24
For the Year Ended October 31, 2020
A	$ 19.99	$ 0.34	$ (1.21)	$ (0.87)	$ (0.31)	$ (1.26)	$ (1.57)	$ 17.55	(4.68)%	$ 1,365,895	1.00%	1.00%	1.89%	31%
C	19.88	0.21	(1.20)	(0.99)	(0.17)	(1.26)	(1.43)	17.46	(5.38)	191,917	1.76	1.76	1.15	31
I	19.88	0.38	(1.20)	(0.82)	(0.36)	(1.26)	(1.62)	17.44	(4.44)	977,950	0.74	0.74	2.13	31
R3	20.02	0.28	(1.20)	(0.92)	(0.25)	(1.26)	(1.51)	17.59	(4.97)	31,778	1.36	1.36	1.55	31
R4	20.06	0.33	(1.21)	(0.88)	(0.30)	(1.26)	(1.56)	17.62	(4.72)	41,386	1.05	1.05	1.85	31
R5	20.16	0.39	(1.22)	(0.83)	(0.36)	(1.26)	(1.62)	17.71	(4.46)	56,329	0.77	0.77	2.14	31
R6	20.21	0.40	(1.21)	(0.81)	(0.38)	(1.26)	(1.64)	17.76	(4.34)	55,448	0.66	0.66	2.22	31
Y	20.22	0.40	(1.23)	(0.83)	(0.37)	(1.26)	(1.63)	17.76	(4.40)	81,615	0.76	0.71	2.20	31
F	19.87	0.40	(1.19)	(0.79)	(0.38)	(1.26)	(1.64)	17.44	(4.31)	889,727	0.66	0.66	2.23	31
For the Year Ended October 31, 2019
A	$ 19.39	$ 0.38	$ 2.02	$ 2.40	$ (0.36)	$ (1.44)	$ (1.80)	$ 19.99	13.88%	$ 1,565,663	1.00%	1.00%	2.01%	21%
C	19.29	0.24	2.00	2.24	(0.21)	(1.44)	(1.65)	19.88	13.00	292,388	1.76	1.76	1.27	21
I	19.29	0.43	2.01	2.44	(0.41)	(1.44)	(1.85)	19.88	14.17	959,142	0.75	0.75	2.26	21
R3	19.41	0.32	2.02	2.34	(0.29)	(1.44)	(1.73)	20.02	13.48	43,474	1.36	1.36	1.66	21
R4	19.44	0.37	2.04	2.41	(0.35)	(1.44)	(1.79)	20.06	13.85	53,957	1.07	1.07	1.96	21
R5	19.54	0.43	2.04	2.47	(0.41)	(1.44)	(1.85)	20.16	14.14	81,758	0.76	0.76	2.25	21
R6	19.58	0.45	2.05	2.50	(0.43)	(1.44)	(1.87)	20.21	14.29	52,201	0.66	0.66	2.33	21
Y	19.58	0.45	2.05	2.50	(0.42)	(1.44)	(1.86)	20.22	14.21	105,015	0.73	0.71	2.34	21
F	19.29	0.44	2.01	2.45	(0.43)	(1.44)	(1.87)	19.87	14.24	922,012	0.66	0.66	2.34	21
For the Year Ended October 31, 2018
A	$ 20.64	$ 0.38	$ (0.24)	$ 0.14	$ (0.35)	$ (1.04)	$ (1.39)	$ 19.39	0.49%	$ 1,508,580	1.00%	1.00%	1.90%	22%
C	20.53	0.23	(0.23)	—	(0.20)	(1.04)	(1.24)	19.29	(0.22)	330,741	1.75	1.75	1.16	22
I	20.54	0.43	(0.24)	0.19	(0.40)	(1.04)	(1.44)	19.29	0.77	1,157,708	0.74	0.74	2.14	22
R3	20.66	0.31	(0.25)	0.06	(0.27)	(1.04)	(1.31)	19.41	0.12	46,820	1.36	1.36	1.53	22
R4	20.69	0.37	(0.24)	0.13	(0.34)	(1.04)	(1.38)	19.44	0.43	70,446	1.06	1.06	1.83	22
R5	20.78	0.43	(0.23)	0.20	(0.40)	(1.04)	(1.44)	19.54	0.78	79,557	0.76	0.76	2.13	22
R6	20.83	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.58	0.83	34,957	0.66	0.66	2.22	22
Y	20.83	0.45	(0.25)	0.20	(0.41)	(1.04)	(1.45)	19.58	0.79	140,057	0.70	0.70	2.19	22
F	20.54	0.45	(0.24)	0.21	(0.42)	(1.04)	(1.46)	19.29	0.85	774,529	0.65	0.65	2.23	22
The accompanying notes are an integral part of these financial statements.
92

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2022
A	$ 62.10	$ (0.31)	$ (19.34)	$ (19.65)	$ —	$ (11.96)	$ (11.96)	$ 30.49	(38.47)%	$ 1,981,665	1.09%	1.08%	(0.79)%	95%
C	25.14	(0.16)	(5.34)	(5.50)	—	(11.96)	(11.96)	7.68	(38.93)	130,590	1.85	1.85	(1.58)	95
I	67.29	(0.24)	(21.32)	(21.56)	—	(11.96)	(11.96)	33.77	(38.31)	941,202	0.84	0.84	(0.56)	95
R3	61.55	(0.44)	(19.11)	(19.55)	—	(11.96)	(11.96)	30.04	(38.69)	29,520	1.45	1.45	(1.16)	95
R4	67.45	(0.36)	(21.37)	(21.73)	—	(11.96)	(11.96)	33.76	(38.50)	42,391	1.14	1.14	(0.85)	95
R5	72.75	(0.26)	(23.40)	(23.66)	—	(11.96)	(11.96)	37.13	(38.33)	13,784	0.85	0.85	(0.56)	95
R6	74.55	(0.22)	(24.09)	(24.31)	—	(11.96)	(11.96)	38.28	(38.26)	39,511	0.74	0.74	(0.45)	95
Y	74.41	(0.26)	(24.03)	(24.29)	—	(11.96)	(11.96)	38.16	(38.32)	333,299	0.84	0.84	(0.54)	95
F	67.69	(0.19)	(21.49)	(21.68)	—	(11.96)	(11.96)	34.05	(38.25)	696,706	0.74	0.74	(0.44)	95
For the Year Ended October 31, 2021
A	$ 54.65	$ (0.47)	$ 15.83	$ 15.36	$ —	$ (7.91)	$ (7.91)	$ 62.10	30.45%	$ 3,650,083	1.07%	1.06%	(0.80)%	87%
C	26.47	(0.38)	6.96	6.58	—	(7.91)	(7.91)	25.14	29.47	321,097	1.83	1.83	(1.57)	87
I	58.51	(0.36)	17.05	16.69	—	(7.91)	(7.91)	67.29	30.75	2,124,160	0.82	0.82	(0.56)	87
R3	54.41	(0.68)	15.73	15.05	—	(7.91)	(7.91)	61.55	29.96	51,824	1.45	1.44	(1.18)	87
R4	58.79	(0.56)	17.13	16.57	—	(7.91)	(7.91)	67.45	30.36	76,404	1.14	1.14	(0.88)	87
R5	62.69	(0.39)	18.36	17.97	—	(7.91)	(7.91)	72.75	30.74	25,000	0.84	0.84	(0.58)	87
R6	64.01	(0.34)	18.79	18.45	—	(7.91)	(7.91)	74.55	30.87	72,428	0.74	0.74	(0.49)	87
Y	63.96	(0.40)	18.76	18.36	—	(7.91)	(7.91)	74.41	30.74	565,204	0.84	0.83	(0.57)	87
F	58.77	(0.31)	17.14	16.83	—	(7.91)	(7.91)	67.69	30.87	1,197,268	0.73	0.73	(0.48)	87
For the Year Ended October 31, 2020
A	$ 39.45	$ (0.30)	$ 18.03	$ 17.73	$ —	$ (2.53)	$ (2.53)	$ 54.65	47.69%	$ 2,939,376	1.10%	1.09%	(0.66)%	118%
C	20.50	(0.31)	8.81	8.50	—	(2.53)	(2.53)	26.47	46.64	322,226	1.85	1.85	(1.41)	118
I	41.95	(0.19)	19.28	19.09	—	(2.53)	(2.53)	58.51	48.12	1,722,100	0.83	0.83	(0.39)	118
R3	39.41	(0.44)	17.97	17.53	—	(2.53)	(2.53)	54.41	47.21	47,880	1.44	1.43	(0.99)	118
R4	42.26	(0.33)	19.39	19.06	—	(2.53)	(2.53)	58.79	47.67	70,918	1.13	1.13	(0.69)	118
R5	44.78	(0.20)	20.64	20.44	—	(2.53)	(2.53)	62.69	48.09	23,170	0.85	0.85	(0.40)	118
R6	45.63	(0.17)	21.08	20.91	—	(2.53)	(2.53)	64.01	48.23	40,559	0.74	0.74	(0.31)	118
Y	45.62	(0.20)	21.07	20.87	—	(2.53)	(2.53)	63.96	48.15	433,672	0.83	0.78	(0.38)	118
F	42.09	(0.15)	19.36	19.21	—	(2.53)	(2.53)	58.77	48.25	795,206	0.74	0.74	(0.31)	118
For the Year Ended October 31, 2019
A	$ 45.89	$ (0.25)	$ 4.35	$ 4.10	$ —	$ (10.54)	$ (10.54)	$ 39.45	13.64%	$ 2,089,246	1.12%	1.11%	(0.64)%	66%
C	29.36	(0.29)	1.97	1.68	—	(10.54)	(10.54)	20.50	12.79	281,545	1.86	1.86	(1.39)	66
I	47.99	(0.16)	4.66	4.50	—	(10.54)	(10.54)	41.95	13.94	1,500,756	0.85	0.85	(0.38)	66
R3	45.98	(0.39)	4.36	3.97	—	(10.54)	(10.54)	39.41	13.25	44,757	1.47	1.46	(1.00)	66
R4	48.38	(0.29)	4.71	4.42	—	(10.54)	(10.54)	42.26	13.57	67,104	1.15	1.15	(0.69)	66
R5	50.48	(0.17)	5.01	4.84	—	(10.54)	(10.54)	44.78	13.92	25,396	0.85	0.85	(0.39)	66
R6	51.18	(0.13)	5.12	4.99	—	(10.54)	(10.54)	45.63	14.03	22,765	0.75	0.75	(0.29)	66
Y	51.18	(0.15)	5.13	4.98	—	(10.54)	(10.54)	45.62	14.00	164,390	0.83	0.79	(0.33)	66
F	48.07	(0.12)	4.68	4.56	—	(10.54)	(10.54)	42.09	14.07	526,379	0.74	0.74	(0.28)	66
The accompanying notes are an integral part of these financial statements.
93

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Growth Opportunities Fund – (continued)
For the Year Ended October 31, 2018
A	$ 46.20	$ (0.29)	$ 3.86	$ 3.57	$ —	$ (3.88)	$ (3.88)	$ 45.89	8.31%	$ 2,013,200	1.11%	1.11%	(0.61)%	122%
C	31.15	(0.41)	2.50	2.09	—	(3.88)	(3.88)	29.36	7.49	321,653	1.85	1.85	(1.35)	122
I	48.01	(0.17)	4.03	3.86	—	(3.88)	(3.88)	47.99	8.62	1,674,141	0.84	0.84	(0.34)	122
R3	46.43	(0.45)	3.88	3.43	—	(3.88)	(3.88)	45.98	7.94	47,707	1.46	1.45	(0.95)	122
R4	48.52	(0.32)	4.06	3.74	—	(3.88)	(3.88)	48.38	8.28	79,229	1.15	1.15	(0.65)	122
R5	50.31	(0.18)	4.23	4.05	—	(3.88)	(3.88)	50.48	8.60	19,708	0.86	0.86	(0.35)	122
R6	50.91	(0.14)	4.29	4.15	—	(3.88)	(3.88)	51.18	8.71	12,061	0.75	0.75	(0.26)	122
Y	50.92	(0.15)	4.29	4.14	—	(3.88)	(3.88)	51.18	8.68	127,721	0.78	0.78	(0.28)	122
F	48.05	(0.12)	4.02	3.90	—	(3.88)	(3.88)	48.07	8.71	401,565	0.75	0.75	(0.25)	122
The Hartford Healthcare Fund
For the Year Ended October 31, 2022
A	$ 44.57	$ (0.10)	$ (5.43)	$ (5.53)	$ —	$ (4.37)	$ (4.37)	$ 34.67	(13.39)%	$ 710,176	1.26%	1.26%	(0.27)%	33%
C	32.92	(0.27)	(3.89)	(4.16)	—	(4.37)	(4.37)	24.39	(14.05)	84,595	2.03	2.03	(1.04)	33
I	47.93	(0.00) (5)	(5.88)	(5.88)	—	(4.37)	(4.37)	37.68	(13.16)	329,897	1.00	1.00	(0.01)	33
R3	45.63	(0.23)	(5.57)	(5.80)	—	(4.37)	(4.37)	35.46	(13.70)	24,849	1.61	1.61	(0.62)	33
R4	49.12	(0.13)	(6.03)	(6.16)	—	(4.37)	(4.37)	38.59	(13.44)	16,006	1.30	1.30	(0.31)	33
R5	52.49	(0.01)	(6.48)	(6.49)	—	(4.37)	(4.37)	41.63	(13.18)	10,102	1.01	1.01	(0.02)	33
R6	53.47	(0.02)	(6.55)	(6.57)	—	(4.37)	(4.37)	42.53	(13.08)	55,392	0.90	0.90	(0.05)	33
Y	53.38	0.00 (5)	(6.61)	(6.61)	—	(4.37)	(4.37)	42.40	(13.19)	52,172	1.00	1.00	0.01	33
F	48.18	0.04	(5.92)	(5.88)	—	(4.37)	(4.37)	37.93	(13.09)	34,909	0.90	0.90	0.09	33
For the Year Ended October 31, 2021
A	$ 40.91	$ (0.15)	$ 8.98	$ 8.83	$ —	$ (5.17)	$ (5.17)	$ 44.57	22.88%	$ 883,719	1.25%	1.24%	(0.36)%	51%
C	31.63	(0.36)	6.82	6.46	—	(5.17)	(5.17)	32.92	21.98	134,574	2.01	2.01	(1.12)	51
I	43.53	(0.04)	9.61	9.57	—	(5.17)	(5.17)	47.93	23.23	463,673	0.98	0.98	(0.10)	51
R3	41.90	(0.31)	9.21	8.90	—	(5.17)	(5.17)	45.63	22.46	32,550	1.59	1.59	(0.70)	51
R4	44.63	(0.19)	9.85	9.66	—	(5.17)	(5.17)	49.12	22.83	25,818	1.29	1.29	(0.40)	51
R5	47.24	(0.06)	10.48	10.42	—	(5.17)	(5.17)	52.49	23.21	12,933	1.00	1.00	(0.11)	51
R6	47.99	(0.00) (5)	10.65	10.65	—	(5.17)	(5.17)	53.47	23.33	6,091	0.89	0.89	(0.00) (6)	51
Y	47.95	(0.05)	10.65	10.60	—	(5.17)	(5.17)	53.38	23.24	122,793	0.99	0.98	(0.09)	51
F	43.70	(0.00) (5)	9.65	9.65	—	(5.17)	(5.17)	48.18	23.34	46,477	0.89	0.89	(0.00) (6)	51
For the Year Ended October 31, 2020
A	$ 35.63	$ (0.13)	$ 7.77	$ 7.64	$ —	$ (2.36)	$ (2.36)	$ 40.91	22.17%	$ 746,242	1.28%	1.28%	(0.33)%	49%
C	28.24	(0.33)	6.08	5.75	—	(2.36)	(2.36)	31.63	21.21	139,847	2.04	2.04	(1.09)	49
I	37.68	(0.02)	8.23	8.21	—	(2.36)	(2.36)	43.53	22.49	376,518	0.99	0.99	(0.05)	49
R3	36.56	(0.26)	7.96	7.70	—	(2.36)	(2.36)	41.90	21.74	31,090	1.61	1.61	(0.65)	49
R4	38.69	(0.15)	8.45	8.30	—	(2.36)	(2.36)	44.63	22.12	25,078	1.30	1.30	(0.35)	49
R5	40.71	(0.03)	8.92	8.89	—	(2.36)	(2.36)	47.24	22.48	10,937	1.01	1.01	(0.07)	49
R6	41.28	0.02	9.05	9.07	—	(2.36)	(2.36)	47.99	22.61	3,885	0.90	0.90	0.04	49
Y	41.27	(0.01)	9.05	9.04	—	(2.36)	(2.36)	47.95	22.55	97,263	1.00	0.95	(0.01)	49
F	37.79	0.02	8.25	8.27	—	(2.36)	(2.36)	43.70	22.59	34,808	0.90	0.90	0.04	49
The accompanying notes are an integral part of these financial statements.
94

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund – (continued)
For the Year Ended October 31, 2019
A	$ 34.38	$ (0.10)	$ 3.83	$ 3.73	$ —	$ (2.48)	$ (2.48)	$ 35.63	12.02%	$ 666,181	1.30%	1.30%	(0.30)%	35%
C	27.98	(0.28)	3.02	2.74	—	(2.48)	(2.48)	28.24	11.17	138,539	2.05	2.05	(1.06)	35
I	36.11	0.00 (5)	4.05	4.05	—	(2.48)	(2.48)	37.68	12.36	297,000	1.01	1.01	(0.01)	35
R3	35.32	(0.21)	3.93	3.72	—	(2.48)	(2.48)	36.56	11.66	33,948	1.62	1.62	(0.62)	35
R4	37.12	(0.12)	4.17	4.05	—	(2.48)	(2.48)	38.69	12.00	26,699	1.32	1.32	(0.32)	35
R5	38.82	(0.01)	4.38	4.37	—	(2.48)	(2.48)	40.71	12.32	6,170	1.02	1.02	(0.04)	35
R6 (7)	39.22	0.02	2.04	2.06	—	—	—	41.28	5.25 (8)	1,341	0.91 (9)	0.91 (9)	0.06 (9)	35
Y	39.29	0.01	4.45	4.46	—	(2.48)	(2.48)	41.27	12.40	72,515	0.97	0.96	0.03	35
F	36.17	0.02	4.08	4.10	—	(2.48)	(2.48)	37.79	12.48	29,108	0.91	0.91	0.06	35
For the Year Ended October 31, 2018
A	$ 34.86	$ (0.14)	$ 1.45	$ 1.31	$ —	$ (1.79)	$ (1.79)	$ 34.38	3.86%	$ 682,175	1.28%	1.28%	(0.40)%	27%
C	28.90	(0.33)	1.20	0.87	—	(1.79)	(1.79)	27.98	3.10	160,084	2.03	2.02	(1.13)	27
I	36.43	(0.04)	1.51	1.47	—	(1.79)	(1.79)	36.11	4.15	379,392	1.00	1.00	(0.11)	27
R3	35.87	(0.26)	1.50	1.24	—	(1.79)	(1.79)	35.32	3.55	38,412	1.61	1.61	(0.72)	27
R4	37.50	(0.16)	1.57	1.41	—	(1.79)	(1.79)	37.12	3.86	32,373	1.30	1.30	(0.42)	27
R5	39.03	(0.05)	1.63	1.58	—	(1.79)	(1.79)	38.82	4.15	7,757	1.02	1.02	(0.13)	27
Y	39.45	(0.01)	1.64	1.63	—	(1.79)	(1.79)	39.29	4.24	52,896	0.92	0.92	(0.03)	27
F	36.45	—	1.51	1.51	—	(1.79)	(1.79)	36.17	4.26	76,003	0.90	0.90	(0.01)	27
The Hartford MidCap Fund
For the Year Ended October 31, 2022
A	$ 37.01	$ (0.10)	$ (8.08)	$ (8.18)	$ (0.16)	$ (4.16)	$ (4.32)	$ 24.51	(24.83)%	$ 2,303,790	1.09%	1.09%	(0.35)%	44%
C	22.89	(0.19)	(4.62)	(4.81)	(0.04)	(4.16)	(4.20)	13.88	(25.38)	208,963	1.86	1.86	(1.14)	44
I	38.77	(0.04)	(8.49)	(8.53)	(0.23)	(4.16)	(4.39)	25.85	(24.63)	1,712,201	0.87	0.86	(0.12)	44
R3	41.94	(0.23)	(9.31)	(9.54)	—	(4.16)	(4.16)	28.24	(25.08)	61,073	1.46	1.45	(0.71)	44
R4	44.51	(0.15)	(9.91)	(10.06)	(0.09)	(4.16)	(4.25)	30.20	(24.83)	86,083	1.16	1.14	(0.42)	44
R5	46.54	(0.06)	(10.38)	(10.44)	(0.22)	(4.16)	(4.38)	31.72	(24.62)	93,005	0.86	0.86	(0.15)	44
R6	47.29	(0.03)	(10.55)	(10.58)	(0.28)	(4.16)	(4.44)	32.27	(24.56)	758,617	0.74	0.74	(0.08)	44
Y	47.18	(0.04)	(10.53)	(10.57)	(0.26)	(4.16)	(4.42)	32.19	(24.58)	438,595	0.84	0.79	(0.10)	44
F	39.01	(0.00) (5)	(8.55)	(8.55)	(0.28)	(4.16)	(4.44)	26.02	(24.56)	1,937,017	0.74	0.74	(0.00) (6)	44
For the Year Ended October 31, 2021
A	$ 30.63	$ 0.10	$ 10.24	$ 10.34	$ —	$ (3.96)	$ (3.96)	$ 37.01	35.51%	$ 3,446,674	1.08%	1.08%	0.28%	28%
C	20.34	(0.12)	6.63	6.51	—	(3.96)	(3.96)	22.89	34.49	381,566	1.84	1.84	(0.52)	28
I	31.87	0.20	10.66	10.86	—	(3.96)	(3.96)	38.77	35.79	3,960,713	0.86	0.85	0.53	28
R3	34.38	(0.05)	11.57	11.52	—	(3.96)	(3.96)	41.94	35.03	100,113	1.45	1.45	(0.12)	28
R4	36.18	0.08	12.21	12.29	—	(3.96)	(3.96)	44.51	35.45	189,348	1.15	1.13	0.18	28
R5	37.58	0.23	12.69	12.92	—	(3.96)	(3.96)	46.54	35.84	319,470	0.83	0.83	0.52	28
R6	38.09	0.26	12.90	13.16	—	(3.96)	(3.96)	47.29	36.00	1,659,582	0.74	0.74	0.57	28
Y	38.02	0.24	12.88	13.12	—	(3.96)	(3.96)	47.18	35.96	970,296	0.84	0.77	0.52	28
F	32.00	0.23	10.74	10.97	—	(3.96)	(3.96)	39.01	36.01	2,898,529	0.74	0.74	0.61	28
The accompanying notes are an integral part of these financial statements.
95

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Fund – (continued)
For the Year Ended October 31, 2020
A	$ 30.34	$ (0.08)	$ 2.00	$ 1.92	$ —	$ (1.63)	$ (1.63)	$ 30.63	6.48%	$ 2,724,316	1.11%	1.11%	(0.27)%	45%
C	20.83	(0.20)	1.34	1.14	—	(1.63)	(1.63)	20.34	5.63	380,033	1.87	1.87	(1.02)	45
I	31.43	(0.01)	2.08	2.07	—	(1.63)	(1.63)	31.87	6.74	3,867,925	0.88	0.87	(0.04)	45
R3	33.98	(0.21)	2.24	2.03	—	(1.63)	(1.63)	34.38	6.09	92,023	1.47	1.47	(0.63)	45
R4	35.57	(0.10)	2.34	2.24	—	(1.63)	(1.63)	36.18	6.42	205,114	1.16	1.14	(0.30)	45
R5	36.77	0.00 (5)	2.44	2.44	—	(1.63)	(1.63)	37.58	6.77	371,791	0.85	0.85	0.00 (6)	45
R6	37.22	0.03	2.47	2.50	—	(1.63)	(1.63)	38.09	6.85	1,759,581	0.75	0.75	0.08	45
Y	37.17	0.02	2.46	2.48	—	(1.63)	(1.63)	38.02	6.81	1,144,624	0.85	0.79	0.06	45
F	31.52	0.03	2.08	2.11	—	(1.63)	(1.63)	32.00	6.85	2,422,752	0.75	0.75	0.09	45
For the Year Ended October 31, 2019
A	$ 30.03	$ (0.09)	$ 3.80	$ 3.71	$ —	$ (3.40)	$ (3.40)	$ 30.34	14.93%	$ 2,820,971	1.11%	1.10%	(0.32)%	31%
C	21.90	(0.22)	2.55	2.33	—	(3.40)	(3.40)	20.83	14.10	498,057	1.86	1.86	(1.08)	31
I	30.91	(0.02)	3.94	3.92	—	(3.40)	(3.40)	31.43	15.25	4,168,592	0.85	0.85	(0.06)	31
R3	33.31	(0.22)	4.29	4.07	—	(3.40)	(3.40)	33.98	14.54	96,409	1.45	1.45	(0.67)	31
R4	34.59	(0.12)	4.50	4.38	—	(3.40)	(3.40)	35.57	14.89	266,390	1.16	1.14	(0.36)	31
R5	35.55	(0.02)	4.64	4.62	—	(3.40)	(3.40)	36.77	15.23	497,712	0.84	0.84	(0.07)	31
R6	35.90	0.02	4.70	4.72	—	(3.40)	(3.40)	37.22	15.37	1,731,890	0.74	0.74	0.04	31
Y	35.87	0.00 (5)	4.70	4.70	—	(3.40)	(3.40)	37.17	15.32	1,571,851	0.82	0.78	0.01	31
F	30.96	0.01	3.95	3.96	—	(3.40)	(3.40)	31.52	15.36	2,259,594	0.74	0.74	0.04	31
For the Year Ended October 31, 2018
A	$ 30.36	$ (0.12)	$ 1.20	$ 1.08	$ —	$ (1.41)	$ (1.41)	$ 30.03	3.63%	$ 2,592,610	1.11%	1.10%	(0.39)%	37%
C	22.67	(0.27)	0.91	0.64	—	(1.41)	(1.41)	21.90	2.84	580,708	1.85	1.85	(1.14)	37
I	31.12	(0.03)	1.23	1.20	—	(1.41)	(1.41)	30.91	3.91	3,666,464	0.82	0.82	(0.11)	37
R3	33.64	(0.26)	1.34	1.08	—	(1.41)	(1.41)	33.31	3.23	102,632	1.46	1.46	(0.75)	37
R4	34.78	(0.16)	1.38	1.22	—	(1.41)	(1.41)	34.59	3.57	289,049	1.16	1.15	(0.43)	37
R5	35.59	(0.05)	1.42	1.37	—	(1.41)	(1.41)	35.55	3.89	468,146	0.85	0.85	(0.13)	37
R6	35.90	(0.01)	1.42	1.41	—	(1.41)	(1.41)	35.90	3.97	1,014,518	0.75	0.75	(0.04)	37
Y	35.88	(0.02)	1.42	1.40	—	(1.41)	(1.41)	35.87	3.95	1,934,520	0.78	0.78	(0.06)	37
F	31.15	(0.01)	1.23	1.22	—	(1.41)	(1.41)	30.96	3.97	1,648,425	0.75	0.75	(0.03)	37
The Hartford MidCap Value Fund
For the Year Ended October 31, 2022
A	$ 18.14	$ 0.05	$ (0.75)	$ (0.70)	$ (0.01)	$ (1.29)	$ (1.30)	$ 16.14	(4.34)%	$ 368,040	1.16%	1.16%	0.28%	85%
C	14.28	(0.07)	(0.56)	(0.63)	—	(1.29)	(1.29)	12.36	(5.07)	7,041	1.95	1.95	(0.51)	85
I	18.36	0.10	(0.75)	(0.65)	(0.06)	(1.29)	(1.35)	16.36	(4.01)	37,582	0.86	0.86	0.61	85
R3	19.18	(0.01)	(0.78)	(0.79)	—	(1.29)	(1.29)	17.10	(4.58)	6,108	1.49	1.48	(0.04)	85
R4	19.64	0.05	(0.81)	(0.76)	—	(1.29)	(1.29)	17.59	(4.31)	9,121	1.18	1.18	0.26	85
R5	19.97	0.10	(0.82)	(0.72)	(0.05)	(1.29)	(1.34)	17.91	(4.03)	2,020	0.89	0.89	0.55	85
R6 (10)	15.38	0.03	0.96 (11)	0.99	—	—	—	16.37	6.47 (8)	11	0.77 (9)	0.77 (9)	0.50 (9)	85
Y	20.02	0.11	(0.83)	(0.72)	(0.05)	(1.29)	(1.34)	17.96	(4.03)	7,814	0.87	0.87	0.55	85
F	18.37	0.11	(0.75)	(0.64)	(0.07)	(1.29)	(1.36)	16.37	(3.94)	449,385	0.77	0.77	0.68	85
The accompanying notes are an integral part of these financial statements.
96

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 12.21	$ (0.00) (5)	$ 5.97	$ 5.97	$ (0.04)	$ —	$ (0.04)	$ 18.14	48.99%	$ 363,955	1.18%	1.18%	0.03%	57%
C	9.66	(0.09)	4.71	4.62	—	—	—	14.28	47.83	8,931	1.96	1.96	(0.73)	57
I	12.36	0.06	6.02	6.08	(0.08)	—	(0.08)	18.36	49.39	25,307	0.85	0.85	0.36	57
R3	12.91	(0.05)	6.32	6.27	—	—	—	19.18	48.57	6,973	1.49	1.49	(0.28)	57
R4	13.21	(0.00) (5)	6.46	6.46	(0.03)	—	(0.03)	19.64	48.99	10,502	1.19	1.19	0.02	57
R5	13.44	0.06	6.56	6.62	(0.09)	—	(0.09)	19.97	49.39	2,142	0.89	0.89	0.31	57
Y	13.47	0.06	6.58	6.64	(0.09)	—	(0.09)	20.02	49.49	15,307	0.88	0.88	0.32	57
F	12.36	0.07	6.04	6.11	(0.10)	—	(0.10)	18.37	49.64	442,227	0.77	0.77	0.43	57
For the Year Ended October 31, 2020
A	$ 14.43	$ 0.07	$ (1.86)	$ (1.79)	$ (0.09)	$ (0.34)	$ (0.43)	$ 12.21	(12.86)%	$ 245,112	1.25%	1.25%	0.56%	61%
C	11.51	(0.02)	(1.49)	(1.51)	(0.00) (5)	(0.34)	(0.34)	9.66	(13.55)	9,533	2.03	2.03	(0.20)	61
I	14.60	0.12	(1.88)	(1.76)	(0.14)	(0.34)	(0.48)	12.36	(12.58)	19,722	0.91	0.91	0.91	61
R3	15.22	0.04	(1.98)	(1.94)	(0.03)	(0.34)	(0.37)	12.91	(13.12)	5,317	1.53	1.53	0.30	61
R4	15.58	0.08	(2.02)	(1.94)	(0.09)	(0.34)	(0.43)	13.21	(12.88)	8,857	1.23	1.23	0.58	61
R5	15.82	0.12	(2.04)	(1.92)	(0.12)	(0.34)	(0.46)	13.44	(12.60)	1,423	0.92	0.92	0.88	61
Y	15.87	0.13	(2.05)	(1.92)	(0.14)	(0.34)	(0.48)	13.47	(12.55)	10,009	0.92	0.88	0.93	61
F	14.60	0.13	(1.88)	(1.75)	(0.15)	(0.34)	(0.49)	12.36	(12.51)	299,805	0.82	0.82	0.98	61
For the Year Ended October 31, 2019
A	$ 14.54	$ 0.08	$ 1.44	$ 1.52	$ (0.04)	$ (1.59)	$ (1.63)	$ 14.43	12.74%	$ 309,996	1.23%	1.23%	0.61%	55%
C	11.97	(0.02)	1.15	1.13	—	(1.59)	(1.59)	11.51	11.99	15,910	1.99	1.99	(0.14)	55
I	14.68	0.13	1.46	1.59	(0.08)	(1.59)	(1.67)	14.60	13.20	31,173	0.89	0.89	0.95	55
R3	15.23	0.05	1.53	1.58	—	(1.59)	(1.59)	15.22	12.42	8,034	1.52	1.52	0.33	55
R4	15.55	0.09	1.57	1.66	(0.04)	(1.59)	(1.63)	15.58	12.77	11,865	1.21	1.21	0.64	55
R5	15.76	0.16	1.57	1.73	(0.08)	(1.59)	(1.67)	15.82	13.14	1,592	0.92	0.92	1.06	55
Y	15.80	0.15	1.60	1.75	(0.09)	(1.59)	(1.68)	15.87	13.23	12,624	0.89	0.85	0.98	55
F	14.69	0.14	1.46	1.60	(0.10)	(1.59)	(1.69)	14.60	13.27	314,566	0.80	0.80	1.03	55
For the Year Ended October 31, 2018
A	$ 15.62	$ 0.03	$ (0.72)	$ (0.69)	$ —	$ (0.39)	$ (0.39)	$ 14.54	(4.56)%	$ 284,646	1.22%	1.22%	0.18%	49%
C	13.03	(0.07)	(0.60)	(0.67)	—	(0.39)	(0.39)	11.97	(5.26)	17,909	1.98	1.97	(0.57)	49
I	15.72	0.08	(0.73)	(0.65)	—	(0.39)	(0.39)	14.68	(4.27)	34,656	0.90	0.90	0.50	49
R3	16.39	(0.02)	(0.75)	(0.77)	—	(0.39)	(0.39)	15.23	(4.84)	9,555	1.52	1.52	(0.13)	49
R4	16.68	0.03	(0.77)	(0.74)	—	(0.39)	(0.39)	15.55	(4.52)	11,639	1.22	1.22	0.18	49
R5	16.88	0.08	(0.78)	(0.70)	(0.03)	(0.39)	(0.42)	15.76	(4.32)	8,087	0.91	0.91	0.48	49
Y	16.93	0.09	(0.79)	(0.70)	(0.04)	(0.39)	(0.43)	15.80	(4.23)	11,371	0.86	0.86	0.52	49
F	15.76	0.10	(0.73)	(0.63)	(0.05)	(0.39)	(0.44)	14.69	(4.18)	252,917	0.80	0.80	0.61	49
Hartford Quality Value Fund
For the Year Ended October 31, 2022
A	$ 26.27	$ 0.39	$ (1.41)	$ (1.02)	$ (0.35)	$ (1.25)	$ (1.60)	$ 23.65	(4.19)%	$ 173,358	0.95%	0.94%	1.59%	24%
C	22.22	0.17	(1.20)	(1.03)	(0.15)	(1.25)	(1.40)	19.79	(4.95)	3,439	1.78	1.71	0.82	24
I	25.93	0.46	(1.40)	(0.94)	(0.42)	(1.25)	(1.67)	23.32	(3.92)	30,598	0.65	0.65	1.91	24
R3	26.71	0.34	(1.44)	(1.10)	(0.29)	(1.25)	(1.54)	24.07	(4.41)	939	1.27	1.18	1.35	24
R4	27.02	0.42	(1.46)	(1.04)	(0.37)	(1.25)	(1.62)	24.36	(4.15)	5,111	0.95	0.88	1.67	24
R5	27.30	0.50	(1.48)	(0.98)	(0.43)	(1.25)	(1.68)	24.64	(3.88)	337	0.67	0.63	1.99	24
R6	27.38	0.53	(1.47)	(0.94)	(0.47)	(1.25)	(1.72)	24.72	(3.71)	11,834	0.55	0.46	2.13	24
Y	27.34	0.50	(1.47)	(0.97)	(0.45)	(1.25)	(1.70)	24.67	(3.85)	6,763	0.66	0.57	2.03	24
F	25.84	0.49	(1.39)	(0.90)	(0.47)	(1.25)	(1.72)	23.22	(3.78)	12,495	0.55	0.46	2.07	24
The accompanying notes are an integral part of these financial statements.
97

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Quality Value Fund – (continued)
For the Year Ended October 31, 2021
A	$ 18.61	$ 0.34	$ 7.76	$ 8.10	$ (0.44)	$ —	$ (0.44)	$ 26.27	44.08%	$ 188,344	0.97%	0.94%	1.44%	21%
C	15.78	0.14	6.57	6.71	(0.27)	—	(0.27)	22.22	42.97	3,397	1.80	1.71	0.71	21
I	18.37	0.41	7.65	8.06	(0.50)	—	(0.50)	25.93	44.56	20,153	0.65	0.63	1.73	21
R3	18.92	0.29	7.89	8.18	(0.39)	—	(0.39)	26.71	43.73	1,098	1.27	1.17	1.22	21
R4	19.13	0.37	7.97	8.34	(0.45)	—	(0.45)	27.02	44.20	4,775	0.97	0.88	1.50	21
R5	19.32	0.43	8.06	8.49	(0.51)	—	(0.51)	27.30	44.59	320	0.67	0.62	1.76	21
R6	19.38	0.48	8.06	8.54	(0.54)	—	(0.54)	27.38	44.79	257	0.56	0.46	1.95	21
Y	19.35	0.44	8.07	8.51	(0.52)	—	(0.52)	27.34	44.65	1,753	0.66	0.57	1.74	21
F	18.31	0.45	7.62	8.07	(0.54)	—	(0.54)	25.84	44.84	12,182	0.56	0.46	1.92	21
For the Year Ended October 31, 2020
A	$ 21.11	$ 0.42	$ (1.85)	$ (1.43)	$ (0.48)	$ (0.59)	$ (1.07)	$ 18.61	(7.34)%	$ 140,154	1.03%	0.91%	2.19%	26%
C	18.05	0.23	(1.59)	(1.36)	(0.32)	(0.59)	(0.91)	15.78	(8.09)	3,673	1.82	1.71	1.38	26
I	20.85	0.48	(1.82)	(1.34)	(0.55)	(0.59)	(1.14)	18.37	(7.02)	10,927	0.67	0.56	2.53	26
R3	21.45	0.38	(1.89)	(1.51)	(0.43)	(0.59)	(1.02)	18.92	(7.56)	855	1.29	1.16	1.91	26
R4	21.68	0.44	(1.91)	(1.47)	(0.49)	(0.59)	(1.08)	19.13	(7.34)	3,887	0.98	0.87	2.21	26
R5	21.87	0.50	(1.92)	(1.42)	(0.54)	(0.59)	(1.13)	19.32	(7.05)	220	0.69	0.58	2.53	26
R6	21.93	0.50	(1.89)	(1.39)	(0.57)	(0.59)	(1.16)	19.38	(6.92)	485	0.58	0.46	2.53	26
Y	21.91	0.51	(1.93)	(1.42)	(0.55)	(0.59)	(1.14)	19.35	(7.05)	382	0.68	0.57	2.53	26
F	20.83	0.50	(1.82)	(1.32)	(0.61)	(0.59)	(1.20)	18.31	(6.94)	8,975	0.58	0.46	2.64	26
For the Year Ended October 31, 2019
A	$ 20.00	$ 0.38	$ 1.99	$ 2.37	$ (0.28)	$ (0.98)	$ (1.26)	$ 21.11	13.10%	$ 169,771	1.00%	0.90%	1.95%	23%
C	17.12	0.20	1.71	1.91	—	(0.98)	(0.98)	18.05	12.23	6,834	1.76	1.67	1.21	23
I	19.78	0.45	1.94	2.39	(0.34)	(0.98)	(1.32)	20.85	13.49	12,796	0.65	0.56	2.30	23
R3	20.29	0.34	2.01	2.35	(0.21)	(0.98)	(1.19)	21.45	12.78	1,240	1.27	1.16	1.69	23
R4	20.49	0.40	2.04	2.44	(0.27)	(0.98)	(1.25)	21.68	13.17	6,014	0.95	0.86	1.99	23
R5	20.67	0.47	2.04	2.51	(0.33)	(0.98)	(1.31)	21.87	13.46	230	0.67	0.58	2.33	23
R6	20.74	0.47	2.06	2.53	(0.36)	(0.98)	(1.34)	21.93	13.57	34	0.56	0.46	2.26	23
Y	20.72	0.47	2.05	2.52	(0.35)	(0.98)	(1.33)	21.91	13.50	622	0.64	0.55	2.29	23
F	19.77	0.48	1.92	2.40	(0.36)	(0.98)	(1.34)	20.83	13.58	11,040	0.55	0.46	2.52	23
For the Year Ended October 31, 2018
A	$ 20.49	$ 0.31	$ 0.16	$ 0.47	$ (0.20)	$ (0.76)	$ (0.96)	$ 20.00	2.25%	$ 164,325	1.06%	1.04%	1.52%	85%
C	17.67	0.14	0.15	0.29	(0.08)	(0.76)	(0.84)	17.12	1.53	9,082	1.81	1.79	0.80	85
I	20.25	0.38	0.16	0.54	(0.25)	(0.76)	(1.01)	19.78	2.60	12,974	0.71	0.69	1.87	85
R3	20.70	0.26	0.17	0.43	(0.08)	(0.76)	(0.84)	20.29	2.03	1,075	1.34	1.30	1.26	85
R4	20.95	0.33	0.16	0.49	(0.19)	(0.76)	(0.95)	20.49	2.29	6,014	1.04	1.01	1.55	85
R5	21.13	0.38	0.17	0.55	(0.25)	(0.76)	(1.01)	20.67	2.57	504	0.74	0.72	1.76	85
R6 (12)	20.99	0.28	(0.53) (11)	(0.25)	—	—	—	20.74	(1.19) (8)	10	0.61 (9)	0.59 (9)	1.95 (9)	85
Y	21.19	0.40	0.17	0.57	(0.28)	(0.76)	(1.04)	20.72	2.65	601	0.68	0.66	1.90	85
F	20.26	0.39	0.17	0.56	(0.29)	(0.76)	(1.05)	19.77	2.71	88,336	0.62	0.60	1.94	85
The accompanying notes are an integral part of these financial statements.
98

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2022
A	$ 64.88	$ (0.30)	$ (15.38)	$ (15.68)	$ —	$ (12.13)	$ (12.13)	$ 37.07	(28.75)%	$ 163,293	1.25%	1.24%	(0.72)%	42%
C	41.34	(0.36)	(8.71)	(9.07)	—	(12.13)	(12.13)	20.14	(29.27)	2,197	1.98	1.98	(1.44)	42
I	69.03	(0.17)	(16.56)	(16.73)	—	(12.13)	(12.13)	40.17	(28.50)	66,150	0.89	0.89	(0.36)	42
R3	63.50	(0.41)	(14.97)	(15.38)	—	(12.13)	(12.13)	35.99	(28.93)	6,107	1.52	1.51	(0.99)	42
R4	67.99	(0.31)	(16.25)	(16.56)	—	(12.13)	(12.13)	39.30	(28.72)	11,684	1.21	1.21	(0.69)	42
R5	72.91	(0.20)	(17.64)	(17.84)	—	(12.13)	(12.13)	42.94	(28.51)	20,591	0.91	0.91	(0.39)	42
R6	74.32	(0.14)	(18.06)	(18.20)	—	(12.13)	(12.13)	43.99	(28.44)	57,807	0.80	0.80	(0.28)	42
Y	74.28	(0.17)	(18.04)	(18.21)	—	(12.13)	(12.13)	43.94	(28.47)	145,027	0.91	0.86	(0.34)	42
F	69.43	(0.13)	(16.67)	(16.80)	—	(12.13)	(12.13)	40.50	(28.42)	27,582	0.80	0.80	(0.28)	42
For the Year Ended October 31, 2021
A	$ 51.35	$ (0.42)	$ 18.27	$ 17.85	$ —	$ (4.32)	$ (4.32)	$ 64.88	35.73%	$ 256,061	1.18%	1.18%	(0.67)%	48%
C	34.22	(0.55)	11.99	11.44	—	(4.32)	(4.32)	41.34	34.80	8,102	1.89	1.89	(1.37)	48
I	54.23	(0.22)	19.34	19.12	—	(4.32)	(4.32)	69.03	36.21	120,135	0.83	0.83	(0.33)	48
R3	50.47	(0.59)	17.94	17.35	—	(4.32)	(4.32)	63.50	35.34	8,637	1.48	1.47	(0.97)	48
R4	53.64	(0.42)	19.09	18.67	—	(4.32)	(4.32)	67.99	35.74	21,098	1.17	1.17	(0.64)	48
R5	57.10	(0.25)	20.38	20.13	—	(4.32)	(4.32)	72.91	36.15	86,788	0.87	0.87	(0.36)	48
R6	58.07	(0.18)	20.75	20.57	—	(4.32)	(4.32)	74.32	36.31	84,908	0.76	0.76	(0.25)	48
Y	58.07	(0.22)	20.75	20.53	—	(4.32)	(4.32)	74.28	36.24	268,416	0.87	0.81	(0.31)	48
F	54.48	(0.15)	19.42	19.27	—	(4.32)	(4.32)	69.43	36.32	36,439	0.76	0.76	(0.23)	48
For the Year Ended October 31, 2020
A	$ 45.71	$ (0.28)	$ 6.67	$ 6.39	$ —	$ (0.75)	$ (0.75)	$ 51.35	14.06%	$ 198,430	1.26%	1.25%	(0.60)%	58%
C	30.90	(0.39)	4.46	4.07	—	(0.75)	(0.75)	34.22	13.31	12,323	1.91	1.91	(1.25)	58
I	48.05	(0.09)	7.02	6.93	—	(0.75)	(0.75)	54.23	14.50	98,673	0.85	0.85	(0.19)	58
R3	45.05	(0.38)	6.55	6.17	—	(0.75)	(0.75)	50.47	13.80	7,485	1.49	1.49	(0.83)	58
R4	47.69	(0.26)	6.96	6.70	—	(0.75)	(0.75)	53.64	14.13	31,169	1.19	1.19	(0.52)	58
R5	50.57	(0.12)	7.40	7.28	—	(0.75)	(0.75)	57.10	14.47	71,754	0.89	0.89	(0.23)	58
R6	51.36	(0.06)	7.52	7.46	—	(0.75)	(0.75)	58.07	14.62	80,327	0.78	0.78	(0.12)	58
Y	51.39	(0.08)	7.51	7.43	—	(0.75)	(0.75)	58.07	14.58	255,484	0.88	0.81	(0.16)	58
F	48.23	(0.06)	7.06	7.00	—	(0.75)	(0.75)	54.48	14.62	44,376	0.78	0.78	(0.13)	58
For the Year Ended October 31, 2019
A	$ 55.20	$ (0.21)	$ 2.62	$ 2.41	$ —	$ (11.90)	$ (11.90)	$ 45.71	8.99%	$ 195,314	1.24%	1.24%	(0.46)%	48%
C	41.81	(0.34)	1.33	0.99	—	(11.90)	(11.90)	30.90	8.27	15,722	1.89	1.89	(1.11)	48
I	57.17	(0.02)	2.80	2.78	—	(11.90)	(11.90)	48.05	9.41	191,482	0.83	0.83	(0.05)	48
R3	54.70	(0.31)	2.56	2.25	—	(11.90)	(11.90)	45.05	8.72	10,036	1.47	1.47	(0.69)	48
R4	56.99	(0.18)	2.78	2.60	—	(11.90)	(11.90)	47.69	9.05	42,296	1.17	1.17	(0.39)	48
R5	59.48	(0.03)	3.02	2.99	—	(11.90)	(11.90)	50.57	9.40	82,624	0.85	0.85	(0.07)	48
R6	60.16	(0.00) (5)	3.10	3.10	—	(11.90)	(11.90)	51.36	9.49	66,260	0.76	0.76	0.01	48
Y	60.20	(0.01)	3.10	3.09	—	(11.90)	(11.90)	51.39	9.44	365,867	0.82	0.80	(0.01)	48
F	57.30	0.01	2.82	2.83	—	(11.90)	(11.90)	48.23	9.49	46,533	0.76	0.76	0.02	48
The accompanying notes are an integral part of these financial statements.
99

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Cap Growth Fund – (continued)
For the Year Ended October 31, 2018
A	$ 57.24	$ (0.33)	$ 1.03	$ 0.70	$ —	$ (2.74)	$ (2.74)	$ 55.20	1.20%	$ 203,297	1.21%	1.20%	(0.56)%	66%
C	44.29	(0.55)	0.81	0.26	—	(2.74)	(2.74)	41.81	0.53	23,212	1.88	1.88	(1.22)	66
I	58.97	(0.10)	1.04	0.94	—	(2.74)	(2.74)	57.17	1.59	243,340	0.82	0.82	(0.16)	66
R3	56.89	(0.48)	1.03	0.55	—	(2.74)	(2.74)	54.70	0.94	13,210	1.47	1.47	(0.82)	66
R4	58.98	(0.31)	1.06	0.75	—	(2.74)	(2.74)	56.99	1.26	69,097	1.15	1.15	(0.50)	66
R5	61.26	(0.12)	1.08	0.96	—	(2.74)	(2.74)	59.48	1.56	94,887	0.85	0.85	(0.20)	66
R6	61.87	(0.09)	1.12	1.03	—	(2.74)	(2.74)	60.16	1.66	44,278	0.75	0.75	(0.14)	66
Y	61.93	(0.09)	1.10	1.01	—	(2.74)	(2.74)	60.20	1.63	358,049	0.79	0.79	(0.14)	66
F	59.06	(0.06)	1.04	0.98	—	(2.74)	(2.74)	57.30	1.66	47,999	0.75	0.75	(0.10)	66
Hartford Small Cap Value Fund
For the Year Ended October 31, 2022
A	$ 13.36	$ 0.13	$ (1.22)	$ (1.09)	$ (0.09)	$ (0.78)	$ (0.87)	$ 11.40	(8.86)%	$ 51,422	1.29%	1.28%	1.05%	59%
C	11.48	0.03	(1.04)	(1.01)	—	(0.78)	(0.78)	9.69	(9.54)	1,922	2.10	2.05	0.29	59
I	13.40	0.16	(1.22)	(1.06)	(0.12)	(0.78)	(0.90)	11.44	(8.56)	21,402	0.98	0.98	1.35	59
R3	13.91	0.11	(1.28)	(1.17)	(0.06)	(0.78)	(0.84)	11.90	(9.05)	760	1.57	1.45	0.90	59
R4	14.13	0.16	(1.31)	(1.15)	(0.10)	(0.78)	(0.88)	12.10	(8.79)	42	1.26	1.20	1.29	59
R5	14.10	0.17	(1.27)	(1.10)	(0.14)	(0.78)	(0.92)	12.08	(8.48)	1,756	0.97	0.90	1.36	59
R6	14.10	0.18	(1.28)	(1.10)	(0.15)	(0.78)	(0.93)	12.07	(8.46)	7,821	0.85	0.80	1.48	59
Y	14.07	0.18	(1.28)	(1.10)	(0.14)	(0.78)	(0.92)	12.05	(8.46)	2,887	0.96	0.85	1.53	59
F	13.40	0.19	(1.23)	(1.04)	(0.15)	(0.78)	(0.93)	11.43	(8.46)	38,106	0.85	0.80	1.54	59
For the Year Ended October 31, 2021
A	$ 8.29	$ 0.10	$ 5.06	$ 5.16	$ (0.09)	$ —	$ (0.09)	$ 13.36	62.61%	$ 59,496	1.30%	1.28%	0.78%	60%
C	7.12	(0.00) (5)	4.37	4.37	(0.01)	—	(0.01)	11.48	61.49	3,098	2.09	2.04	0.01	60
I	8.31	0.15	5.06	5.21	(0.12)	—	(0.12)	13.40	63.20	32,905	0.97	0.96	1.12	60
R3	8.62	0.09	5.27	5.36	(0.07)	—	(0.07)	13.91	62.45	931	1.56	1.39	0.69	60
R4	8.76	0.12	5.35	5.47	(0.10)	—	(0.10)	14.13	62.83	53	1.26	1.20	0.88	60
R5	8.74	0.15	5.34	5.49	(0.13)	—	(0.13)	14.10	63.34	24	0.96	0.90	1.12	60
R6	8.74	0.16	5.35	5.51	(0.15)	—	(0.15)	14.10	63.49	1,508	0.85	0.80	1.24	60
Y	8.73	0.17	5.31	5.48	(0.14)	—	(0.14)	14.07	63.26	1,947	0.95	0.85	1.22	60
F	8.31	0.16	5.08	5.24	(0.15)	—	(0.15)	13.40	63.53	76,702	0.84	0.80	1.26	60
For the Year Ended October 31, 2020
A	$ 10.35	$ 0.09	$ (1.49)	$ (1.40)	$ (0.08)	$ (0.58)	$ (0.66)	$ 8.29	(14.57)%	$ 32,996	1.41%	1.29%	1.04%	62%
C	8.96	0.02	(1.28)	(1.26)	(0.00) (5)	(0.58)	(0.58)	7.12	(15.15)	2,020	2.15	2.04	0.29	62
I	10.37	0.12	(1.48)	(1.36)	(0.12)	(0.58)	(0.70)	8.31	(14.22)	2,915	1.04	0.93	1.43	62
R3	10.73	0.08	(1.54)	(1.46)	(0.07)	(0.58)	(0.65)	8.62	(14.62)	457	1.63	1.42	0.92	62
R4	10.89	0.10	(1.56)	(1.46)	(0.09)	(0.58)	(0.67)	8.76	(14.46)	30	1.33	1.20	1.10	62
R5	10.87	0.13	(1.56)	(1.43)	(0.12)	(0.58)	(0.70)	8.74	(14.21)	10	1.03	0.90	1.51	62
R6	10.87	0.12	(1.54)	(1.42)	(0.13)	(0.58)	(0.71)	8.74	(14.17)	240	0.92	0.80	1.42	62
Y	10.86	0.13	(1.55)	(1.42)	(0.13)	(0.58)	(0.71)	8.73	(14.18)	250	1.02	0.85	1.50	62
F	10.38	0.13	(1.49)	(1.36)	(0.13)	(0.58)	(0.71)	8.31	(14.22)	40,447	0.91	0.80	1.53	62
The accompanying notes are an integral part of these financial statements.
100

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Value Fund – (continued)
For the Year Ended October 31, 2019
A	$ 13.65	$ 0.10	$ (0.04)	$ 0.06	$ (0.03)	$ (3.33)	$ (3.36)	$ 10.35	3.46%	$ 47,037	1.37%	1.27%	0.98%	140%
C	12.35	0.02	(0.08)	(0.06)	—	(3.33)	(3.33)	8.96	2.60	3,719	2.14	2.04	0.26	140
I	13.68	0.14	(0.05)	0.09	(0.07)	(3.33)	(3.40)	10.37	3.77	4,354	1.00	0.90	1.34	140
R3	14.02	0.09	(0.03)	0.06	(0.02)	(3.33)	(3.35)	10.73	3.31	609	1.62	1.42	0.82	140
R4	14.16	0.11	(0.03)	0.08	(0.02)	(3.33)	(3.35)	10.89	3.52	69	1.31	1.20	1.01	140
R5	14.16	0.16	(0.05)	0.11	(0.07)	(3.33)	(3.40)	10.87	3.82	11	1.01	0.90	1.44	140
R6	14.15	0.15	(0.02)	0.13	(0.08)	(3.33)	(3.41)	10.87	3.99	103	0.89	0.80	1.39	140
Y	14.15	0.16	(0.04)	0.12	(0.08)	(3.33)	(3.41)	10.86	3.94	572	0.97	0.85	1.43	140
F	13.68	0.15	(0.04)	0.11	(0.08)	(3.33)	(3.41)	10.38	3.99	48,425	0.89	0.80	1.43	140
For the Year Ended October 31, 2018
A	$ 14.13	$ 0.04	$ 0.10	$ 0.14	$ (0.02)	$ (0.60)	$ (0.62)	$ 13.65	1.00%	$ 52,406	1.35%	1.29%	0.28%	68%
C	12.91	(0.06)	0.10	0.04	—	(0.60)	(0.60)	12.35	0.27	6,444	2.13	2.04	(0.44)	68
I	14.15	0.09	0.10	0.19	(0.06)	(0.60)	(0.66)	13.68	1.33	3,756	1.02	0.95	0.62	68
R3	14.50	0.03	0.09	0.12	—	(0.60)	(0.60)	14.02	0.82	529	1.62	1.43	0.18	68
R4	14.61	0.06	0.10	0.16	(0.01)	(0.60)	(0.61)	14.16	1.07	48	1.32	1.20	0.41	68
R5	14.63	0.10	0.10	0.20	(0.07)	(0.60)	(0.67)	14.16	1.39	36	1.02	0.90	0.71	68
R6 (12)	13.99	0.05	0.11	0.16	—	—	—	14.15	1.14 (8)	10	0.91 (9)	0.84 (9)	0.47 (9)	68
Y	14.66	0.11	0.10	0.21	(0.12)	(0.60)	(0.72)	14.15	1.42	646	0.96	0.85	0.74	68
F	14.16	0.11	0.09	0.20	(0.08)	(0.60)	(0.68)	13.68	1.42	38,087	0.90	0.84	0.80	68
The Hartford Small Company Fund
For the Year Ended October 31, 2022
A	$ 30.24	$ (0.13)	$ (7.28)	$ (7.41)	$ —	$ (6.53)	$ (6.53)	$ 16.30	(30.20)%	$ 319,971	1.27%	1.26%	(0.69)%	90%
C	17.65	(0.14)	(3.53)	(3.67)	—	(6.53)	(6.53)	7.45	(30.76)	4,678	2.10	2.10	(1.54)	90
I	32.69	(0.09)	(8.01)	(8.10)	—	(6.53)	(6.53)	18.06	(30.01)	31,819	0.99	0.99	(0.42)	90
R3	33.41	(0.22)	(8.21)	(8.43)	—	(6.53)	(6.53)	18.45	(30.43)	10,250	1.59	1.59	(1.01)	90
R4	36.39	(0.17)	(9.10)	(9.27)	—	(6.53)	(6.53)	20.59	(30.21)	9,040	1.29	1.29	(0.72)	90
R5	39.26	(0.11)	(9.96)	(10.07)	—	(6.53)	(6.53)	22.66	(30.01)	4,603	0.99	0.99	(0.41)	90
R6	40.33	(0.07)	(10.29)	(10.36)	—	(6.53)	(6.53)	23.44	(29.92)	6,580	0.87	0.87	(0.27)	90
Y	40.25	(0.10)	(10.28)	(10.38)	—	(6.53)	(6.53)	23.34	(30.05)	39,131	0.95	0.95	(0.36)	90
F	32.96	(0.06)	(8.10)	(8.16)	—	(6.53)	(6.53)	18.27	(29.93)	239,580	0.87	0.87	(0.29)	90
For the Year Ended October 31, 2021
A	$ 25.50	$ (0.30)	$ 7.82	$ 7.52	$ —	$ (2.78)	$ (2.78)	$ 30.24	30.50%	$ 502,923	1.23%	1.22%	(1.02)%	123%
C	15.97	(0.33)	4.79	4.46	—	(2.78)	(2.78)	17.65	29.39	9,324	2.05	2.05	(1.85)	123
I	27.31	(0.25)	8.41	8.16	—	(2.78)	(2.78)	32.69	30.84	59,421	0.95	0.95	(0.77)	123
R3	28.02	(0.45)	8.62	8.17	—	(2.78)	(2.78)	33.41	30.04	15,527	1.57	1.57	(1.37)	123
R4	30.22	(0.38)	9.33	8.95	—	(2.78)	(2.78)	36.39	30.46	15,320	1.26	1.26	(1.06)	123
R5	32.33	(0.30)	10.01	9.71	—	(2.78)	(2.78)	39.26	30.85	6,782	0.97	0.97	(0.78)	123
R6	33.12	(0.28)	10.27	9.99	—	(2.78)	(2.78)	40.33	30.97	5,954	0.85	0.85	(0.69)	123
Y	33.07	(0.29)	10.25	9.96	—	(2.78)	(2.78)	40.25	30.92	45,590	0.91	0.91	(0.72)	123
F	27.49	(0.21)	8.46	8.25	—	(2.78)	(2.78)	32.96	30.98	333,061	0.85	0.85	(0.65)	123
The accompanying notes are an integral part of these financial statements.
101

Hartford Domestic Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Small Company Fund – (continued)
For the Year Ended October 31, 2020
A	$ 20.35	$ (0.14)	$ 6.57	$ 6.43	$ —	$ (1.28)	$ (1.28)	$ 25.50	33.21%	$ 389,496	1.32%	1.31%	(0.66)%	104%
C	13.30	(0.20)	4.15	3.95	—	(1.28)	(1.28)	15.97	32.08	9,058	2.14	2.14	(1.50)	104
I	21.65	(0.08)	7.02	6.94	—	(1.28)	(1.28)	27.31	33.59	35,806	1.00	1.00	(0.35)	104
R3	22.29	(0.21)	7.22	7.01	—	(1.28)	(1.28)	28.02	32.91	14,013	1.61	1.55	(0.90)	104
R4	23.88	(0.15)	7.77	7.62	—	(1.28)	(1.28)	30.22	33.29	13,363	1.30	1.25	(0.60)	104
R5	25.40	(0.08)	8.29	8.21	—	(1.28)	(1.28)	32.33	33.64	3,936	1.01	0.95	(0.30)	104
R6	25.97	(0.13)	8.56	8.43	—	(1.28)	(1.28)	33.12	33.75	1,530	0.90	0.90	(0.42)	104
Y	25.95	(0.08)	8.48	8.40	—	(1.28)	(1.28)	33.07	33.65	19,956	0.96	0.95	(0.29)	104
F	21.76	(0.06)	7.07	7.01	—	(1.28)	(1.28)	27.49	33.75	243,057	0.90	0.90	(0.24)	104
For the Year Ended October 31, 2019
A	$ 22.20	$ (0.13)	$ 2.28	$ 2.15	$ —	$ (4.00)	$ (4.00)	$ 20.35	14.08%	$ 311,742	1.33%	1.32%	(0.66)%	91%
C	16.11	(0.19)	1.38	1.19	—	(4.00)	(4.00)	13.30	13.24	9,929	2.14	2.13	(1.46)	91
I	23.28	(0.08)	2.45	2.37	—	(4.00)	(4.00)	21.65	14.48	26,939	1.04	1.03	(0.37)	91
R3	23.95	(0.19)	2.53	2.34	—	(4.00)	(4.00)	22.29	13.84	14,142	1.62	1.55	(0.89)	91
R4	25.28	(0.14)	2.74	2.60	—	(4.00)	(4.00)	23.88	14.20	14,261	1.32	1.25	(0.59)	91
R5	26.53	(0.07)	2.94	2.87	—	(4.00)	(4.00)	25.40	14.56	3,239	1.02	0.95	(0.29)	91
R6	27.02	(0.06)	3.01	2.95	—	(4.00)	(4.00)	25.97	14.60	206	0.90	0.90	(0.23)	91
Y	27.01	(0.06)	3.00	2.94	—	(4.00)	(4.00)	25.95	14.56	32,472	0.94	0.93	(0.26)	91
F	23.35	(0.05)	2.46	2.41	—	(4.00)	(4.00)	21.76	14.63	193,242	0.90	0.90	(0.23)	91
For the Year Ended October 31, 2018
A	$ 20.34	$ (0.20)	$ 2.06	$ 1.86	$ —	$ —	$ —	$ 22.20	9.20%	$ 283,912	1.34%	1.33%	(0.87)%	104%
C	14.87	(0.27)	1.51	1.24	—	—	—	16.11	8.34	11,729	2.12	2.10	(1.64)	104
I	21.27	(0.14)	2.15	2.01	—	—	—	23.28	9.45	28,540	1.07	1.05	(0.60)	104
R3	21.98	(0.27)	2.24	1.97	—	—	—	23.95	8.92	16,386	1.63	1.55	(1.09)	104
R4	23.14	(0.20)	2.34	2.14	—	—	—	25.28	9.25	15,295	1.32	1.25	(0.79)	104
R5	24.21	(0.14)	2.46	2.32	—	—	—	26.53	9.58	2,678	1.03	0.95	(0.51)	104
R6	24.64	(0.12)	2.50	2.38	—	—	—	27.02	9.66	144	0.91	0.90	(0.42)	104
Y	24.64	(0.12)	2.49	2.37	—	—	—	27.01	9.66	35,351	0.92	0.90	(0.44)	104
F	21.30	(0.11)	2.16	2.05	—	—	—	23.35	9.63	115,365	0.91	0.90	(0.45)	104

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	The “Net Realized and Unrealized Gain (Loss) on Investments” and “Total from Net Investment Income” for Classes I, R4 and R5 shares have been updated since the October 31, 2021 Annual Report to reflect a non-material change of $0.01 to these amounts.
(5)	Amount is less than $0.01 per share.
(6)	Amount is less than 0.01%.
(7)	Commenced operations on February 28, 2019.
(8)	Not annualized.
(9)	Annualized.
(10)	Commenced operations on June 22, 2022.
(11)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(12)	Commenced operations on February 28, 2018.
The accompanying notes are an integral part of these financial statements.
102

Hartford Domestic Equity Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a "Company" and collectively, the "Companies") are each an open-end registered management investment company comprised of thirty-seven and sixteen series, respectively, as of October 31, 2022. Financial statements for the series of each Company listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Capital Appreciation Fund (the "Capital Appreciation Fund")
Hartford Core Equity Fund (the "Core Equity Fund")
The Hartford Dividend and Growth Fund (the "Dividend and Growth Fund")
The Hartford Equity Income Fund (the "Equity Income Fund")
The Hartford Healthcare Fund (the "Healthcare Fund")
The Hartford MidCap Fund (the "MidCap Fund")
The Hartford MidCap Value Fund (the "MidCap Value Fund")
Hartford Small Cap Value Fund (the "Small Cap Value Fund")
The Hartford Small Company Fund (the "Small Company Fund")

The Hartford Mutual Funds II, Inc.:
The Hartford Growth Opportunities Fund (the "Growth Opportunities Fund")
Hartford Quality Value Fund (the "Quality Value Fund")
The Hartford Small Cap Growth Fund (the "Small Cap Growth Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services.
103

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, each Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order
104

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
105

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the respective Company's Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. Each Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by a Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2022, the Capital Appreciation Fund had used futures contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts
106

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2022, the Healthcare Fund had used Foreign Currency Contracts.
c)	Additional Derivative Instrument Information:
Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 3,889,068	$ —	$ 3,889,068
Total	$ —	$ —	$ —	$ 3,889,068	$ —	$ 3,889,068

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (36,942,270)	$ —	$ (36,942,270)
Total	$ —	$ —	$ —	$ (36,942,270)	$ —	$ (36,942,270)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (10,490,121)	$ —	$ (10,490,121)
Total	$ —	$ —	$ —	$ (10,490,121)	$ —	$ (10,490,121)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	444
Healthcare Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ (123)	$ —	$ —	$ —	$ (123)
Total	$ —	$ (123)	$ —	$ —	$ —	$ (123)
107

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Healthcare Fund – (continued)

For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$ 22,792
d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (3,889,068)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(3,889,068)
Derivatives not subject to a MNA	—	3,889,068
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and
108

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$ 279,895,853	$ 808,081,425	$ 29,401,051	$ 326,546,682
Core Equity Fund	128,007,129	276,790,106	70,885,946	—
Dividend and Growth Fund	237,541,713	650,717,744	154,554,069	214,857,817
Equity Income Fund	107,328,916	327,758,324	75,881,176	42,135,878
Growth Opportunities Fund	625,141,034	929,985,392	361,398,386	579,604,617
Healthcare Fund	8,784,435	157,643,753	27,136,342	157,201,491
MidCap Fund	82,760,021	1,452,281,687	—	1,544,551,438
MidCap Value Fund	23,089,873	40,847,490	3,497,022	—
Quality Value Fund	3,291,556	11,024,502	4,003,206	—
Small Cap Growth Fund	—	150,799,914	14,305,053	46,613,265
Small Cap Value Fund	6,584,761	5,364,408	1,100,001	—
Small Company Fund	50,480,239	153,792,580	37,854,022	38,852,079

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
109

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$ 15,126,866	$ 305,332,005	$ —	$ 275,828,059	$ 596,286,930
Core Equity Fund	85,375,175	263,608,899	—	2,577,810,164	2,926,794,238
Dividend and Growth Fund	84,331,092	654,558,850	—	3,717,686,509	4,456,576,451
Equity Income Fund	14,368,872	497,983,403	—	977,898,634	1,490,250,909
Growth Opportunities Fund	—	—	(624,923,076)	(439,409,646)	(1,064,332,722)
Healthcare Fund	—	13,370,314	(2,429,134)	202,365,709	213,306,889
MidCap Fund	—	639,356,531	(15,748,050)	740,058,749	1,363,667,230
MidCap Value Fund	3,954,072	85,431,628	—	68,600,879	157,986,579
Quality Value Fund	3,960,355	11,588,415	—	34,036,629	49,585,399
Small Cap Growth Fund	—	—	(33,352,947)	79,147,694	45,794,747
Small Cap Value Fund	1,580,866	9,135,933	—	(504,682)	10,212,117
Small Company Fund	—	—	(123,629,269)	6,760,695	(116,868,574)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are the result of permanent differences between U.S. GAAP and tax accounting for such items as earnings and profits distributed to shareholders on the redemption of shares, net operating loss, and adjustments to prior year accumulated balances. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Capital Appreciation Fund	$ 4,829,311	$ (4,829,311)
Equity Income Fund	34,715,897	(34,715,897)
Growth Opportunities Fund	(11,053,137)	11,053,137
Healthcare Fund	(405,037)	405,037
MidCap Fund	74,037,960	(74,037,960)
MidCap Value Fund	5,194,002	(5,194,002)
Small Cap Growth Fund	(244,068)	244,068
Small Cap Value Fund	768,576	(768,576)
Small Company Fund	(1,177,238)	1,177,238
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Growth Opportunities Fund	$ 595,028,032	$ —
Small Cap Growth Fund	30,958,156	—
Small Company Fund	120,498,544	—
The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Quality Value Fund and Small Cap Value Fund had no capital loss carryforwards for U.S. federal tax purposes as of October 31, 2022.
During the year ended October 31, 2022 Growth Opportunities Fund deferred $29,895,044, Healthcare Fund deferred $2,429,134, MidCap Fund deferred $15,748,050, Small Cap Growth Fund deferred $2,394,791 and Small Company Fund deferred $3,130,725 late year ordinary losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, passive foreign investment company (PFIC) mark to market adjustments, partnerships
110

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Capital Appreciation Fund	$ 5,400,282,629	$ 785,311,585	$ (509,365,740)	$ 275,945,845
Core Equity Fund	7,066,938,069	2,963,528,534	(385,718,370)	2,577,810,164
Dividend and Growth Fund	11,826,015,556	4,205,126,681	(487,440,172)	3,717,686,509
Equity Income Fund	4,094,909,090	1,117,062,645	(139,083,430)	977,979,215
Growth Opportunities Fund	4,651,886,885	300,654,462	(740,064,108)	(439,409,646)
Healthcare Fund	1,111,749,502	370,297,443	(167,909,971)	202,387,472
MidCap Fund	7,050,909,177	1,555,302,586	(815,243,837)	740,058,749
MidCap Value Fund	816,041,288	127,699,894	(59,099,015)	68,600,879
Quality Value Fund	209,315,382	45,396,213	(11,359,584)	34,036,629
Small Cap Growth Fund	423,810,273	114,360,105	(35,212,411)	79,147,694
Small Cap Value Fund	126,602,366	15,469,770	(15,974,452)	(504,682)
Small Company Fund	656,366,792	81,469,282	(74,708,587)	6,760,695
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
111

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 Notes to Financial Statements – (continued)
 October 31, 2022

Fund	Management Fee Rates
Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion
Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion
MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion
Quality Value Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $4 billion and;
0.3250% on next $5 billion and;
0.3225% over $10 billion
Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
Small Cap Value Fund	0.7000% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between each Company, on behalf of its respective Funds, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
112

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 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses), through February 28, 2023 (unless the applicable Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Quality Value Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.50%	1.20%	0.90%	0.80%	0.85%	0.80%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2022, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.04%	1.83%	0.78%	1.41%	1.10%	0.80%	0.70%	0.80%	0.69%
Core Equity Fund	0.70%	1.45%	0.46%	1.07%	0.73%	0.46%	0.36%	0.44%	0.36%
Dividend and Growth Fund	0.96%	1.74%	0.72%	1.34%	1.04%	0.73%	0.63%	0.68%	0.63%
Equity Income Fund	0.97%	1.74%	0.74%	1.35%	1.06%	0.75%	0.65%	0.73%	0.64%
Growth Opportunities Fund	1.08%	1.85%	0.83%	1.44%	1.14%	0.85%	0.74%	0.83%	0.73%
Healthcare Fund	1.26%	2.03%	1.00%	1.61%	1.30%	1.01%	0.90%	1.00%	0.90%
MidCap Fund	1.09%	1.86%	0.86%	1.45%	1.14%	0.85%	0.74%	0.79%	0.74%
MidCap Value Fund	1.16%	1.95%	0.86%	1.48%	1.18%	0.88%	0.77%	0.87%	0.77%
Quality Value Fund	0.94%	1.71%	0.65%	1.18%	0.88%	0.63%	0.46%	0.57%	0.46%
Small Cap Growth Fund	1.24%	1.97%	0.89%	1.51%	1.21%	0.91%	0.80%	0.86%	0.80%
Small Cap Value Fund	1.28%	2.05%	0.98%	1.44%	1.20%	0.90%	0.80%	0.85%	0.80%
Small Company Fund	1.26%	2.10%	0.98%	1.58%	1.28%	0.98%	0.87%	0.95%	0.87%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$ 1,336,334	$ 9,389
Core Equity Fund	2,110,859	47,294
Dividend and Growth Fund	4,212,252	71,242
Equity Income Fund	1,431,620	18,638
Growth Opportunities Fund	1,754,992	44,158
Healthcare Fund	456,553	5,740
MidCap Fund	1,348,830	16,004
MidCap Value Fund	502,787	3,277
Quality Value Fund	111,711	3,098
Small Cap Growth Fund	51,469	373
Small Cap Value Fund	43,739	589
Small Company Fund	359,633	3,310
The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities.
113

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 Notes to Financial Statements – (continued)
 October 31, 2022

The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable share class of the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of each Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$ 14,432
Core Equity Fund	24,365
Dividend and Growth Fund	35,274
Equity Income Fund	11,190
Growth Opportunities Fund	11,626
Healthcare Fund	3,233
MidCap Fund	21,283
MidCap Value Fund	2,039
Quality Value Fund	550
Small Cap Growth Fund	1,317
Small Cap Value Fund	314
Small Company Fund	1,563
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2023, unless the Board of Directors approves its earlier termination.
Fund	Class I	Class Y
Dividend and Growth Fund	N/A	0.06%
MidCap Fund	0.12%	0.06%
Small Cap Growth Fund	N/A	0.07%
114

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

From November 1, 2021 through February 28, 2022, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for the share classes of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class I	Class Y
Core Equity Fund	N/A	0.06%
Dividend and Growth Fund	N/A	0.04%
MidCap Fund	0.12%	0.04%
Small Cap Growth Fund	N/A	0.07%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.11%	0.14%	0.09%	0.22%	0.16%	0.10%	0.00% *	0.11%	0.00% *
Core Equity Fund	0.09%	0.09%	0.10%	0.22%	0.15%	0.10%	0.00% *	0.08%	0.00% *
Dividend and Growth Fund	0.09%	0.11%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.05%	0.00% *
Equity Income Fund	0.08%	0.10%	0.10%	0.21%	0.17%	0.11%	0.00% *	0.09%	0.00% *
Growth Opportunities Fund	0.10%	0.12%	0.10%	0.21%	0.15%	0.11%	0.00% *	0.10%	0.00% *
Healthcare Fund	0.12%	0.14%	0.10%	0.22%	0.16%	0.12%	0.00% *	0.11%	0.00% *
MidCap Fund	0.11%	0.12%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.05%	0.00% *
MidCap Value Fund	0.15%	0.18%	0.09%	0.22%	0.17%	0.12%	0.00%	0.11%	0.00% *
Quality Value Fund	0.15%	0.23%	0.10%	0.22%	0.16%	0.12%	0.00% *	0.11%	0.00% *
Small Cap Growth Fund	0.20%	0.18%	0.09%	0.22%	0.16%	0.11%	0.00% *	0.07%	0.00% *
Small Cap Value Fund	0.19%	0.25%	0.14%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Small Company Fund	0.15%	0.23%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.08%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
Each Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
115

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Capital Appreciation Fund	$ 16,267,500	$ 16,628,793	$ —
Core Equity Fund	—	—	—
Dividend and Growth Fund	—	—	—
Equity Income Fund	60,047,216	60,202,236	1,077,732
Growth Opportunities Fund	24,720,680	24,251,300	—
Healthcare Fund	6,393,818	6,761,768	2,454
MidCap Fund	179,370,461	182,356,313	3,929,094
MidCap Value Fund	—	—	—
Quality Value Fund	—	—	—
Small Cap Growth Fund	2,045,606	2,171,213	—
Small Cap Value Fund	—	—	—
Small Company Fund	—	—	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliated Security Transactions:
If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an "affiliate" of the Fund. As of and during the year ended October 31, 2022, the MidCap Fund and Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below.
A summary of affiliated security transactions for the year ended October 31, 2022 follows:

Affiliated Investments	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Return of Capital	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
MidCap Fund
CommScope Holding Co., Inc.*	$ 109,463,815	$ 16,372,504	$ 80,856,839	$ (16,122,473)	$ —	$ 7,962,586	$ 36,819,593	2,780,936	$ —	$ —
Shift4 Payments, Inc.	105,294,843	68,226,031	27,502,306	(9,968,362)	—	(14,663,111)	121,387,095	2,640,572	—	—
Total	$ 214,758,658	$ 84,598,535	$ 108,359,145	$ (26,090,835)	$ —	$ (6,700,525)	$ 158,206,688	5,421,508	$ —	$ —
Small Company Fund
Allstar Co.(1),*	$ —	$ —	$ 8,505	$ 8,505	$ —	$ —	$ —	—	$ —	$ —

*	Not an affiliate as of October 31, 2022.
(1)	Allstar Co. is a Delaware limited liability company that was created for the purpose of investing in Academy Sports & Outdoors, Inc. As a result of the Fund's holdings in Allstar Co., the Fund previously had indirect exposure to Academy Sports & Outdoors, Inc.; however, the Fund does not have direct or indirect exposure to 5% or more of the outstanding voting securities of Academy Sports & Outdoors, Inc.
10.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	1%	—	—	—

116

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Small Cap Value Fund	—	—	—	—	—	0% *	—	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
Capital Appreciation Fund	8%
Core Equity Fund	3%
Dividend and Growth Fund	5%
Equity Income Fund	3%
Growth Opportunities Fund	3%
MidCap Fund	1%
MidCap Value Fund	2%
Small Cap Growth Fund	5%
Small Cap Value Fund	22%
Small Company Fund	6%

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
11.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$ 5,296,191,977	$ 5,955,268,312	$ 5,296,191,977	$ 5,955,268,312
Core Equity Fund	1,673,194,405	2,586,095,622	1,673,194,405	2,586,095,622
Dividend and Growth Fund	4,967,465,962	2,720,051,221	4,967,465,962	2,720,051,221
Equity Income Fund	2,169,059,875	2,021,769,836	2,169,059,875	2,021,769,836
Growth Opportunities Fund	5,368,485,443	6,276,514,006	5,368,485,443	6,276,514,006
Healthcare Fund	475,349,445	662,942,717	475,349,445	662,942,717
MidCap Fund	4,478,325,532	7,783,658,012	4,478,325,532	7,783,658,012
MidCap Value Fund	795,727,291	746,469,346	795,727,291	746,469,346
Quality Value Fund	85,068,158	56,602,987	85,068,158	56,602,987
Small Cap Growth Fund	265,194,385	421,002,105	265,194,385	421,002,105
Small Cap Value Fund	85,958,762	121,908,994	85,958,762	121,908,994
Small Company Fund	667,697,509	719,383,108	667,697,509	719,383,108
12.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Capital Appreciation Fund
Class A
Shares Sold	3,057,113	$ 117,912,718	3,367,409	$ 153,139,085
Shares Issued for Reinvested Dividends	18,530,282	773,952,122	5,909,766	249,118,669
Shares Redeemed	(15,671,864)	(597,749,344)	(13,459,956)	(610,878,988)
Net Increase (Decrease)	5,915,531	294,115,496	(4,182,781)	(208,621,234)
117

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	355,100	$ 8,956,718	420,030	$ 13,300,659
Shares Issued for Reinvested Dividends	1,058,069	28,641,921	423,362	12,493,414
Shares Redeemed	(1,826,007)	(45,470,387)	(2,943,150)	(94,205,765)
Net Increase (Decrease)	(412,838)	(7,871,748)	(2,099,758)	(68,411,692)
Class I
Shares Sold	1,548,525	$ 60,994,842	1,763,794	$ 80,348,270
Shares Issued for Reinvested Dividends	2,140,817	90,255,338	692,879	29,440,161
Shares Redeemed	(3,597,389)	(137,417,555)	(2,913,758)	(132,549,967)
Net Increase (Decrease)	91,953	13,832,625	(457,085)	(22,761,536)
Class R3
Shares Sold	59,892	$ 2,569,258	81,697	$ 4,139,188
Shares Issued for Reinvested Dividends	114,302	5,487,633	40,201	1,911,571
Shares Redeemed	(231,286)	(10,043,979)	(289,780)	(14,863,615)
Net Increase (Decrease)	(57,092)	(1,987,088)	(167,882)	(8,812,856)
Class R4
Shares Sold	66,901	$ 3,145,575	75,708	$ 4,029,701
Shares Issued for Reinvested Dividends	85,515	4,313,361	28,656	1,422,120
Shares Redeemed	(143,629)	(6,568,277)	(195,566)	(10,231,712)
Net Increase (Decrease)	8,787	890,659	(91,202)	(4,779,891)
Class R5
Shares Sold	49,168	$ 2,317,024	38,655	$ 2,086,665
Shares Issued for Reinvested Dividends	80,863	4,194,444	31,983	1,626,764
Shares Redeemed	(98,330)	(4,824,329)	(196,018)	(10,767,188)
Net Increase (Decrease)	31,701	1,687,139	(125,380)	(7,053,759)
Class R6
Shares Sold	342,359	$ 19,376,487	101,705	$ 5,729,396
Shares Issued for Reinvested Dividends	81,637	4,271,968	11,975	613,867
Shares Redeemed	(109,087)	(5,049,188)	(60,680)	(3,346,501)
Net Increase (Decrease)	314,909	18,599,267	53,000	2,996,762
Class Y
Shares Sold	112,377	$ 5,423,166	418,089	$ 23,154,624
Shares Issued for Reinvested Dividends	274,840	14,360,979	97,100	4,973,187
Shares Redeemed	(729,211)	(33,928,608)	(683,536)	(37,544,012)
Net Increase (Decrease)	(341,994)	(14,144,463)	(168,347)	(9,416,201)
Class F
Shares Sold	2,468,140	$ 90,526,856	1,156,081	$ 52,681,033
Shares Issued for Reinvested Dividends	3,014,822	127,144,725	996,586	42,357,183
Shares Redeemed	(3,637,998)	(136,977,274)	(2,759,017)	(125,550,739)
Net Increase (Decrease)	1,844,964	80,694,307	(606,350)	(30,512,523)
Total Net Increase (Decrease)	7,395,921	$ 385,816,194	(7,845,785)	$ (357,372,930)
Core Equity Fund
Class A
Shares Sold	6,383,267	$ 283,671,328	8,048,194	$ 349,552,465
Shares Issued for Reinvested Dividends	1,003,255	49,317,221	170,767	6,957,062
Shares Redeemed	(5,353,972)	(234,304,903)	(5,854,509)	(256,534,349)
Net Increase (Decrease)	2,032,550	98,683,646	2,364,452	99,975,178
Class C
Shares Sold	1,253,604	$ 50,867,962	2,433,951	$ 95,569,941
Shares Issued for Reinvested Dividends	349,431	15,420,372	—	—
Shares Redeemed	(2,781,070)	(109,599,804)	(2,963,058)	(117,542,554)
Net Increase (Decrease)	(1,178,035)	(43,311,470)	(529,107)	(21,972,613)
Class I
Shares Sold	25,138,210	$ 1,118,094,707	38,606,478	$ 1,683,147,371
Shares Issued for Reinvested Dividends	2,850,367	140,716,905	587,802	23,982,316
Shares Redeemed	(35,726,873)	(1,550,849,816)	(25,621,499)	(1,138,977,250)
Net Increase (Decrease)	(7,738,296)	(292,038,204)	13,572,781	568,152,437
118

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	298,269	$ 13,926,237	430,551	$ 19,338,433
Shares Issued for Reinvested Dividends	37,639	1,871,542	3,454	143,013
Shares Redeemed	(436,719)	(19,025,180)	(280,505)	(12,331,610)
Net Increase (Decrease)	(100,811)	(3,227,401)	153,500	7,149,836
Class R4
Shares Sold	463,087	$ 21,372,285	1,346,774	$ 61,759,473
Shares Issued for Reinvested Dividends	132,063	6,705,623	22,870	962,136
Shares Redeemed	(1,508,324)	(69,293,943)	(1,230,844)	(56,219,106)
Net Increase (Decrease)	(913,174)	(41,216,035)	138,800	6,502,503
Class R5
Shares Sold	523,441	$ 23,343,337	719,073	$ 31,981,033
Shares Issued for Reinvested Dividends	118,899	5,918,731	30,689	1,262,537
Shares Redeemed	(1,556,355)	(67,139,669)	(1,428,140)	(63,174,300)
Net Increase (Decrease)	(914,015)	(37,877,601)	(678,378)	(29,930,730)
Class R6
Shares Sold	8,959,950	$ 396,301,671	5,638,764	$ 249,691,246
Shares Issued for Reinvested Dividends	647,642	32,411,972	161,700	6,679,826
Shares Redeemed	(4,637,927)	(204,136,867)	(5,359,583)	(240,460,323)
Net Increase (Decrease)	4,969,665	224,576,776	440,881	15,910,749
Class Y
Shares Sold	2,164,398	$ 98,845,545	4,083,890	$ 178,723,495
Shares Issued for Reinvested Dividends	561,625	28,081,046	139,865	5,777,841
Shares Redeemed	(7,849,800)	(348,528,440)	(4,487,602)	(204,115,939)
Net Increase (Decrease)	(5,123,777)	(221,601,849)	(263,847)	(19,614,603)
Class F
Shares Sold	13,239,963	$ 592,067,299	20,968,799	$ 922,349,213
Shares Issued for Reinvested Dividends	2,148,216	106,209,029	532,223	21,725,333
Shares Redeemed	(23,465,248)	(1,021,206,791)	(18,994,470)	(837,983,756)
Net Increase (Decrease)	(8,077,069)	(322,930,463)	2,506,552	106,090,790
Total Net Increase (Decrease)	(17,042,962)	$ (638,942,601)	17,705,634	$ 732,263,547
Dividend and Growth Fund
Class A
Shares Sold	14,259,336	$ 456,511,173	11,151,010	$ 344,976,720
Shares Issued for Reinvested Dividends	8,032,629	265,324,992	4,336,771	122,673,579
Shares Redeemed	(15,308,574)	(488,931,973)	(17,131,999)	(519,287,515)
Net Increase (Decrease)	6,983,391	232,904,192	(1,644,218)	(51,637,216)
Class C
Shares Sold	2,645,502	$ 81,671,576	1,419,508	$ 42,204,089
Shares Issued for Reinvested Dividends	274,652	8,737,329	145,715	3,852,604
Shares Redeemed	(1,631,982)	(49,532,829)	(2,354,366)	(69,029,852)
Net Increase (Decrease)	1,288,172	40,876,076	(789,143)	(22,973,159)
Class I
Shares Sold	64,363,688	$ 2,058,872,583	36,793,322	$ 1,137,090,014
Shares Issued for Reinvested Dividends	5,907,158	193,113,163	2,425,264	69,068,594
Shares Redeemed	(34,946,220)	(1,107,019,682)	(15,783,459)	(477,606,650)
Net Increase (Decrease)	35,324,626	1,144,966,064	23,435,127	728,551,958
Class R3
Shares Sold	348,672	$ 11,370,145	324,177	$ 10,228,653
Shares Issued for Reinvested Dividends	100,882	3,401,827	59,719	1,695,081
Shares Redeemed	(600,236)	(19,626,369)	(687,387)	(21,558,216)
Net Increase (Decrease)	(150,682)	(4,854,397)	(303,491)	(9,634,482)
Class R4
Shares Sold	796,252	$ 26,395,247	676,475	$ 21,736,412
Shares Issued for Reinvested Dividends	138,647	4,701,649	75,716	2,188,661
Shares Redeemed	(957,878)	(31,739,116)	(1,035,619)	(31,590,923)
Net Increase (Decrease)	(22,979)	(642,220)	(283,428)	(7,665,850)
119

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	2,795,712	$ 92,959,983	2,526,093	$ 79,438,301
Shares Issued for Reinvested Dividends	205,078	6,984,131	96,696	2,843,393
Shares Redeemed	(3,084,827)	(100,834,486)	(2,227,663)	(69,728,112)
Net Increase (Decrease)	(84,037)	(890,372)	395,126	12,553,582
Class R6
Shares Sold	9,755,875	$ 319,701,277	7,406,904	$ 227,713,097
Shares Issued for Reinvested Dividends	842,357	28,512,706	297,938	8,855,913
Shares Redeemed	(3,734,079)	(121,605,554)	(2,250,013)	(70,681,330)
Net Increase (Decrease)	6,864,153	226,608,429	5,454,829	165,887,680
Class Y
Shares Sold	7,239,847	$ 242,709,191	20,130,737	$ 637,738,953
Shares Issued for Reinvested Dividends	1,560,840	53,170,181	944,058	27,654,509
Shares Redeemed	(12,313,080)	(406,017,012)	(24,259,929)	(783,606,689)
Net Increase (Decrease)	(3,512,393)	(110,137,640)	(3,185,134)	(118,213,227)
Class F
Shares Sold	67,501,996	$ 2,121,346,990	49,096,886	$ 1,528,459,592
Shares Issued for Reinvested Dividends	8,634,393	282,063,480	4,082,716	115,917,711
Shares Redeemed	(35,875,105)	(1,115,006,438)	(27,500,734)	(840,425,971)
Net Increase (Decrease)	40,261,284	1,288,404,032	25,678,868	803,951,332
Total Net Increase (Decrease)	86,951,535	$ 2,817,234,164	48,758,536	$ 1,500,820,618
Equity Income Fund
Class A
Shares Sold	9,596,803	$ 211,409,984	8,289,761	$ 180,610,904
Shares Issued for Reinvested Dividends	7,158,278	159,263,758	1,960,721	40,766,669
Shares Redeemed	(8,968,077)	(198,976,567)	(9,871,460)	(212,979,569)
Net Increase (Decrease)	7,787,004	171,697,175	379,022	8,398,004
Class C
Shares Sold	1,379,177	$ 30,309,524	649,197	$ 14,115,367
Shares Issued for Reinvested Dividends	549,220	12,167,905	180,050	3,621,924
Shares Redeemed	(2,613,220)	(57,727,994)	(4,975,576)	(107,730,675)
Net Increase (Decrease)	(684,823)	(15,250,565)	(4,146,329)	(89,993,384)
Class I
Shares Sold	23,824,979	$ 520,404,729	13,408,859	$ 286,986,093
Shares Issued for Reinvested Dividends	5,346,702	117,953,687	1,520,952	31,538,766
Shares Redeemed	(15,236,956)	(332,668,191)	(13,573,736)	(290,903,554)
Net Increase (Decrease)	13,934,725	305,690,225	1,356,075	27,621,305
Class R3
Shares Sold	241,885	$ 5,341,375	178,866	$ 3,905,700
Shares Issued for Reinvested Dividends	122,508	2,733,840	37,851	778,951
Shares Redeemed	(471,052)	(10,531,386)	(622,158)	(13,765,852)
Net Increase (Decrease)	(106,659)	(2,456,171)	(405,441)	(9,081,201)
Class R4
Shares Sold	320,134	$ 7,147,306	409,910	$ 8,975,208
Shares Issued for Reinvested Dividends	134,864	3,014,807	41,162	854,303
Shares Redeemed	(752,816)	(17,082,777)	(714,299)	(15,093,697)
Net Increase (Decrease)	(297,818)	(6,920,664)	(263,227)	(5,264,186)
Class R5
Shares Sold	713,292	$ 16,015,545	1,641,838	$ 34,220,609
Shares Issued for Reinvested Dividends	284,360	6,388,940	92,807	1,954,636
Shares Redeemed	(1,012,405)	(22,891,236)	(1,549,727)	(34,015,363)
Net Increase (Decrease)	(14,753)	(486,751)	184,918	2,159,882
Class R6
Shares Sold	1,794,564	$ 40,124,508	1,024,580	$ 22,209,707
Shares Issued for Reinvested Dividends	298,677	6,718,898	84,605	1,790,192
Shares Redeemed	(1,015,542)	(22,792,072)	(848,471)	(18,624,173)
Net Increase (Decrease)	1,077,699	24,051,334	260,714	5,375,726
120

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	1,581,933	$ 35,422,065	1,290,931	$ 27,947,876
Shares Issued for Reinvested Dividends	391,565	8,820,735	115,344	2,434,785
Shares Redeemed	(1,376,119)	(31,089,555)	(1,008,753)	(22,141,456)
Net Increase (Decrease)	597,379	13,153,245	397,522	8,241,205
Class F
Shares Sold	12,117,460	$ 264,063,832	8,946,727	$ 192,753,571
Shares Issued for Reinvested Dividends	4,681,705	103,344,207	1,449,703	30,022,805
Shares Redeemed	(13,925,425)	(305,390,990)	(13,229,490)	(284,172,877)
Net Increase (Decrease)	2,873,740	62,017,049	(2,833,060)	(61,396,501)
Total Net Increase (Decrease)	25,166,494	$ 551,494,877	(5,069,806)	$ (113,939,150)
Growth Opportunities Fund
Class A
Shares Sold	4,840,696	$ 186,204,105	5,209,175	$ 302,551,393
Shares Issued for Reinvested Dividends	14,227,245	671,810,525	7,642,117	408,394,711
Shares Redeemed	(12,854,467)	(482,132,807)	(7,857,838)	(457,256,332)
Net Increase (Decrease)	6,213,474	375,881,823	4,993,454	253,689,772
Class C
Shares Sold	2,069,076	$ 22,831,433	1,814,685	$ 42,859,385
Shares Issued for Reinvested Dividends	11,422,799	136,730,901	4,008,428	87,303,560
Shares Redeemed	(9,258,825)	(97,832,574)	(5,222,282)	(124,561,047)
Net Increase (Decrease)	4,233,050	61,729,760	600,831	5,601,898
Class I
Shares Sold	7,238,788	$ 309,883,151	6,786,614	$ 423,546,619
Shares Issued for Reinvested Dividends	5,786,925	301,903,898	3,207,164	185,309,937
Shares Redeemed	(16,722,255)	(693,094,286)	(7,861,192)	(491,248,063)
Net Increase (Decrease)	(3,696,542)	(81,307,237)	2,132,586	117,608,493
Class R3
Shares Sold	203,038	$ 7,785,778	217,459	$ 12,458,353
Shares Issued for Reinvested Dividends	215,984	10,077,826	133,397	7,088,738
Shares Redeemed	(278,253)	(10,396,015)	(388,784)	(22,241,704)
Net Increase (Decrease)	140,769	7,467,589	(37,928)	(2,694,613)
Class R4
Shares Sold	193,265	$ 7,876,745	260,470	$ 16,275,076
Shares Issued for Reinvested Dividends	236,765	12,382,831	149,374	8,675,642
Shares Redeemed	(307,229)	(13,066,648)	(483,285)	(30,586,387)
Net Increase (Decrease)	122,801	7,192,928	(73,441)	(5,635,669)
Class R5
Shares Sold	58,395	$ 2,652,895	88,508	$ 5,974,431
Shares Issued for Reinvested Dividends	68,446	3,927,412	44,659	2,790,306
Shares Redeemed	(99,282)	(4,569,412)	(159,100)	(10,438,793)
Net Increase (Decrease)	27,559	2,010,895	(25,933)	(1,674,056)
Class R6
Shares Sold	229,289	$ 11,255,684	490,627	$ 33,816,735
Shares Issued for Reinvested Dividends	182,245	10,770,646	77,962	4,986,464
Shares Redeemed	(351,044)	(16,361,897)	(230,683)	(16,066,034)
Net Increase (Decrease)	60,490	5,664,433	337,906	22,737,165
Class Y
Shares Sold	2,049,547	$ 93,311,976	2,179,222	$ 149,741,177
Shares Issued for Reinvested Dividends	1,525,929	89,968,761	841,194	53,752,317
Shares Redeemed	(2,437,524)	(111,382,745)	(2,205,530)	(152,562,447)
Net Increase (Decrease)	1,137,952	71,897,992	814,886	50,931,047
Class F
Shares Sold	5,268,021	$ 216,622,722	6,728,193	$ 425,460,841
Shares Issued for Reinvested Dividends	4,010,962	210,816,144	1,886,638	109,557,047
Shares Redeemed	(6,505,529)	(273,177,311)	(4,459,130)	(280,955,262)
Net Increase (Decrease)	2,773,454	154,261,555	4,155,701	254,062,626
Total Net Increase (Decrease)	11,013,007	$ 604,799,738	12,898,062	$ 694,626,663
121

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Healthcare Fund
Class A
Shares Sold	1,284,953	$ 46,400,237	1,918,507	$ 82,032,094
Shares Issued for Reinvested Dividends	2,140,949	82,554,992	2,232,980	90,190,081
Shares Redeemed	(2,767,818)	(99,977,711)	(2,567,935)	(109,917,953)
Net Increase (Decrease)	658,084	28,977,518	1,583,552	62,304,222
Class C
Shares Sold	198,228	$ 5,299,174	368,990	$ 11,716,851
Shares Issued for Reinvested Dividends	637,952	17,422,458	743,990	22,349,458
Shares Redeemed	(1,454,981)	(36,873,194)	(1,445,763)	(46,040,790)
Net Increase (Decrease)	(618,801)	(14,151,562)	(332,783)	(11,974,481)
Class I
Shares Sold	1,431,084	$ 56,509,411	2,309,673	$ 105,781,014
Shares Issued for Reinvested Dividends	894,258	37,379,994	924,714	40,077,121
Shares Redeemed	(3,243,038)	(128,586,178)	(2,209,353)	(101,145,679)
Net Increase (Decrease)	(917,696)	(34,696,773)	1,025,034	44,712,456
Class R3
Shares Sold	117,578	$ 4,352,251	151,226	$ 6,683,795
Shares Issued for Reinvested Dividends	76,658	3,032,585	90,203	3,742,540
Shares Redeemed	(206,799)	(7,790,606)	(270,146)	(11,931,278)
Net Increase (Decrease)	(12,563)	(405,770)	(28,717)	(1,504,943)
Class R4
Shares Sold	85,195	$ 3,489,886	134,157	$ 6,296,937
Shares Issued for Reinvested Dividends	45,986	1,974,634	58,738	2,616,195
Shares Redeemed	(242,024)	(9,583,409)	(229,273)	(10,763,007)
Net Increase (Decrease)	(110,843)	(4,118,889)	(36,378)	(1,849,875)
Class R5
Shares Sold	57,546	$ 2,435,652	79,162	$ 3,961,571
Shares Issued for Reinvested Dividends	22,562	1,042,154	25,326	1,201,964
Shares Redeemed	(83,838)	(3,601,385)	(89,603)	(4,495,885)
Net Increase (Decrease)	(3,730)	(123,579)	14,885	667,650
Class R6
Shares Sold	1,224,226	$ 53,330,855	55,913	$ 2,913,413
Shares Issued for Reinvested Dividends	10,556	497,706	9,082	438,736
Shares Redeemed	(46,267)	(2,004,674)	(32,048)	(1,696,505)
Net Increase (Decrease)	1,188,515	51,823,887	32,947	1,655,644
Class Y
Shares Sold	206,056	$ 9,241,977	450,272	$ 22,884,351
Shares Issued for Reinvested Dividends	211,002	9,927,628	219,387	10,587,619
Shares Redeemed	(1,487,131)	(65,145,430)	(397,553)	(20,324,517)
Net Increase (Decrease)	(1,070,073)	(45,975,825)	272,106	13,147,453
Class F
Shares Sold	134,871	$ 5,389,637	262,096	$ 12,136,397
Shares Issued for Reinvested Dividends	99,102	4,167,247	89,913	3,913,893
Shares Redeemed	(278,324)	(10,879,334)	(183,888)	(8,417,394)
Net Increase (Decrease)	(44,351)	(1,322,450)	168,121	7,632,896
Total Net Increase (Decrease)	(931,458)	$ (19,993,443)	2,698,767	$ 114,791,022
MidCap Fund
Class A
Shares Sold	4,396,156	$ 124,424,494	5,765,546	$ 206,608,439
Shares Issued for Reinvested Dividends	12,324,154	396,196,632	10,539,072	343,679,112
Shares Redeemed	(15,878,115)	(445,237,437)	(12,122,834)	(430,915,073)
Net Increase (Decrease)	842,195	75,383,689	4,181,784	119,372,478
Class C
Shares Sold	723,474	$ 11,923,400	997,903	$ 22,218,396
Shares Issued for Reinvested Dividends	3,704,020	67,653,820	3,497,780	71,039,908
Shares Redeemed	(6,042,234)	(98,035,963)	(6,508,579)	(145,602,161)
Net Increase (Decrease)	(1,614,740)	(18,458,743)	(2,012,896)	(52,343,857)
122

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares Sold	14,515,466	$ 444,089,079	18,766,871	$ 702,875,370
Shares Issued for Reinvested Dividends	13,008,563	440,965,066	13,770,100	469,422,719
Shares Redeemed	(63,448,845)	(1,907,224,197)	(51,765,006)	(1,948,483,150)
Net Increase (Decrease)	(35,924,816)	(1,022,170,052)	(19,228,035)	(776,185,061)
Class R3
Shares Sold	268,544	$ 8,594,453	328,898	$ 13,349,542
Shares Issued for Reinvested Dividends	262,492	9,696,451	278,856	10,337,182
Shares Redeemed	(755,575)	(24,883,540)	(897,014)	(36,300,678)
Net Increase (Decrease)	(224,539)	(6,592,636)	(289,260)	(12,613,954)
Class R4
Shares Sold	369,134	$ 12,932,115	616,644	$ 26,335,205
Shares Issued for Reinvested Dividends	422,793	16,696,845	530,397	20,812,764
Shares Redeemed	(2,195,136)	(76,584,250)	(2,562,147)	(109,758,970)
Net Increase (Decrease)	(1,403,209)	(46,955,290)	(1,415,106)	(62,611,001)
Class R5
Shares Sold	684,393	$ 25,511,679	1,925,411	$ 85,163,229
Shares Issued for Reinvested Dividends	578,517	24,023,911	805,971	32,980,317
Shares Redeemed	(5,194,820)	(197,426,765)	(5,761,404)	(259,286,863)
Net Increase (Decrease)	(3,931,910)	(147,891,175)	(3,030,022)	(141,143,317)
Class R6
Shares Sold	3,747,078	$ 138,619,353	7,264,767	$ 326,578,751
Shares Issued for Reinvested Dividends	3,286,733	138,940,388	3,932,733	163,365,732
Shares Redeemed	(18,624,424)	(721,527,773)	(22,294,027)	(1,010,767,875)
Net Increase (Decrease)	(11,590,613)	(443,968,032)	(11,096,527)	(520,823,392)
Class Y
Shares Sold	3,185,757	$ 122,180,289	4,103,182	$ 185,837,048
Shares Issued for Reinvested Dividends	1,893,699	79,823,910	2,564,133	106,283,299
Shares Redeemed	(12,021,019)	(441,584,956)	(16,202,137)	(733,248,509)
Net Increase (Decrease)	(6,941,563)	(239,580,757)	(9,534,822)	(441,128,162)
Class F
Shares Sold	11,256,515	$ 336,568,335	11,833,195	$ 445,587,914
Shares Issued for Reinvested Dividends	8,831,655	301,449,778	7,742,034	265,242,076
Shares Redeemed	(19,967,918)	(595,418,038)	(20,970,331)	(786,132,834)
Net Increase (Decrease)	120,252	42,600,075	(1,395,102)	(75,302,844)
Total Net Increase (Decrease)	(60,668,943)	$ (1,807,632,921)	(43,819,986)	$ (1,962,779,110)
MidCap Value Fund
Class A
Shares Sold	3,626,881	$ 60,577,133	2,474,862	$ 41,495,746
Shares Issued for Reinvested Dividends	1,489,007	25,794,038	56,642	831,510
Shares Redeemed	(2,384,882)	(40,360,058)	(2,543,440)	(41,457,915)
Net Increase (Decrease)	2,731,006	46,011,113	(11,936)	869,341
Class C
Shares Sold	100,059	$ 1,304,175	43,557	$ 579,493
Shares Issued for Reinvested Dividends	59,365	792,527	—	—
Shares Redeemed	(215,239)	(2,791,559)	(405,320)	(5,295,304)
Net Increase (Decrease)	(55,815)	(694,857)	(361,763)	(4,715,811)
Class I
Shares Sold	1,124,320	$ 19,053,064	328,086	$ 5,572,562
Shares Issued for Reinvested Dividends	107,582	1,891,181	7,619	112,984
Shares Redeemed	(313,265)	(5,196,398)	(553,865)	(8,619,992)
Net Increase (Decrease)	918,637	15,747,847	(218,160)	(2,934,446)
Class R3
Shares Sold	54,448	$ 966,052	66,910	$ 1,193,206
Shares Issued for Reinvested Dividends	25,748	473,508	—	—
Shares Redeemed	(86,445)	(1,584,367)	(115,157)	(2,047,635)
Net Increase (Decrease)	(6,249)	(144,807)	(48,247)	(854,429)
123

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	61,011	$ 1,132,238	71,792	$ 1,296,064
Shares Issued for Reinvested Dividends	32,127	606,242	1,122	17,850
Shares Redeemed	(109,207)	(2,061,824)	(208,564)	(3,543,019)
Net Increase (Decrease)	(16,069)	(323,344)	(135,650)	(2,229,105)
Class R5
Shares Sold	16,192	$ 287,737	7,217	$ 128,610
Shares Issued for Reinvested Dividends	7,461	143,466	586	9,446
Shares Redeemed	(18,161)	(342,378)	(6,437)	(116,999)
Net Increase (Decrease)	5,492	88,825	1,366	21,057
Class R6(1)
Shares Sold	650	$ 10,000	—	$ —
Net Increase (Decrease)	650	10,000	—	—
Class Y
Shares Sold	211,905	$ 4,000,083	473,420	$ 8,111,667
Shares Issued for Reinvested Dividends	52,960	1,020,918	5,606	90,649
Shares Redeemed	(594,422)	(11,262,742)	(457,356)	(8,763,398)
Net Increase (Decrease)	(329,557)	(6,241,741)	21,670	(561,082)
Class F
Shares Sold	6,704,088	$ 113,928,434	5,244,142	$ 88,440,237
Shares Issued for Reinvested Dividends	1,871,906	32,929,211	163,610	2,424,705
Shares Redeemed	(5,201,908)	(88,986,471)	(5,585,121)	(92,716,247)
Net Increase (Decrease)	3,374,086	57,871,174	(177,369)	(1,851,305)
Total Net Increase (Decrease)	6,622,181	$ 112,324,210	(930,089)	$ (12,255,780)
Quality Value Fund
Class A
Shares Sold	653,948	$ 15,932,127	434,273	$ 10,311,005
Shares Issued for Reinvested Dividends	446,698	11,224,276	151,354	3,182,978
Shares Redeemed	(938,757)	(22,808,241)	(947,815)	(22,212,834)
Net Increase (Decrease)	161,889	4,348,162	(362,188)	(8,718,851)
Class C
Shares Sold	76,667	$ 1,602,569	29,926	$ 594,579
Shares Issued for Reinvested Dividends	10,099	212,267	3,530	63,188
Shares Redeemed	(65,853)	(1,348,407)	(113,368)	(2,261,575)
Net Increase (Decrease)	20,913	466,429	(79,912)	(1,603,808)
Class I
Shares Sold	710,040	$ 16,923,232	278,233	$ 6,680,247
Shares Issued for Reinvested Dividends	55,812	1,383,295	14,220	294,345
Shares Redeemed	(230,905)	(5,313,610)	(110,028)	(2,556,620)
Net Increase (Decrease)	534,947	12,992,917	182,425	4,417,972
Class R3
Shares Sold	3,836	$ 94,890	4,235	$ 100,111
Shares Issued for Reinvested Dividends	2,505	64,011	828	17,729
Shares Redeemed	(8,433)	(208,983)	(9,137)	(220,510)
Net Increase (Decrease)	(2,092)	(50,082)	(4,074)	(102,670)
Class R4
Shares Sold	46,621	$ 1,142,022	44,905	$ 1,069,168
Shares Issued for Reinvested Dividends	10,678	276,389	4,243	91,734
Shares Redeemed	(24,211)	(629,358)	(75,589)	(1,855,079)
Net Increase (Decrease)	33,088	789,053	(26,441)	(694,177)
Class R5
Shares Sold	15,997	$ 412,528	123	$ 3,003
Shares Issued for Reinvested Dividends	763	19,958	265	5,775
Shares Redeemed	(14,814)	(364,859)	(64)	(1,603)
Net Increase (Decrease)	1,946	67,627	324	7,175
124

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	512,657	$ 13,564,294	5,718	$ 131,614
Shares Issued for Reinvested Dividends	627	16,459	536	11,697
Shares Redeemed	(43,904)	(1,076,263)	(21,890)	(567,870)
Net Increase (Decrease)	469,380	12,504,490	(15,636)	(424,559)
Class Y
Shares Sold	210,023	$ 5,213,675	46,187	$ 1,183,352
Shares Issued for Reinvested Dividends	3,465	90,617	473	10,318
Shares Redeemed	(3,483)	(89,985)	(2,267)	(57,102)
Net Increase (Decrease)	210,005	5,214,307	44,393	1,136,568
Class F
Shares Sold	114,445	$ 2,665,943	64,383	$ 1,454,799
Shares Issued for Reinvested Dividends	32,704	807,378	12,550	258,522
Shares Redeemed	(80,617)	(1,931,633)	(95,500)	(2,207,875)
Net Increase (Decrease)	66,532	1,541,688	(18,567)	(494,554)
Total Net Increase (Decrease)	1,496,608	$ 37,874,591	(279,676)	$ (6,476,904)
Small Cap Growth Fund
Class A
Shares Sold	221,362	$ 9,569,965	242,684	$ 15,163,953
Shares Issued for Reinvested Dividends	954,163	46,858,948	280,755	16,331,511
Shares Redeemed	(717,182)	(29,726,296)	(441,435)	(27,592,119)
Net Increase (Decrease)	458,343	26,702,617	82,004	3,903,345
Class C
Shares Sold	15,487	$ 359,111	18,046	$ 723,868
Shares Issued for Reinvested Dividends	82,922	2,226,460	40,883	1,524,921
Shares Redeemed	(185,294)	(4,427,327)	(223,022)	(8,907,111)
Net Increase (Decrease)	(86,885)	(1,841,756)	(164,093)	(6,658,322)
Class I
Shares Sold	418,467	$ 21,023,675	356,881	$ 23,938,090
Shares Issued for Reinvested Dividends	399,352	21,181,650	118,956	7,339,599
Shares Redeemed	(911,520)	(42,625,231)	(555,069)	(36,106,911)
Net Increase (Decrease)	(93,701)	(419,906)	(79,232)	(4,829,222)
Class R3
Shares Sold	37,435	$ 1,519,137	34,992	$ 2,097,739
Shares Issued for Reinvested Dividends	33,647	1,607,651	11,592	661,760
Shares Redeemed	(37,384)	(1,539,821)	(58,869)	(3,639,902)
Net Increase (Decrease)	33,698	1,586,967	(12,285)	(880,403)
Class R4
Shares Sold	57,592	$ 2,499,410	89,389	$ 5,836,584
Shares Issued for Reinvested Dividends	66,764	3,474,411	32,051	1,953,808
Shares Redeemed	(137,344)	(6,212,553)	(392,229)	(25,488,142)
Net Increase (Decrease)	(12,988)	(238,732)	(270,789)	(17,697,750)
Class R5
Shares Sold	94,689	$ 4,878,355	262,369	$ 18,020,843
Shares Issued for Reinvested Dividends	209,364	11,873,046	80,046	5,219,014
Shares Redeemed	(1,014,799)	(52,060,732)	(408,838)	(28,555,099)
Net Increase (Decrease)	(710,746)	(35,309,331)	(66,423)	(5,315,242)
Class R6
Shares Sold	632,270	$ 31,604,252	334,847	$ 23,790,157
Shares Issued for Reinvested Dividends	231,729	13,451,895	90,910	6,035,522
Shares Redeemed	(692,483)	(34,088,678)	(666,499)	(47,474,079)
Net Increase (Decrease)	171,516	10,967,469	(240,742)	(17,648,400)
Class Y
Shares Sold	839,505	$ 41,660,987	710,508	$ 50,782,835
Shares Issued for Reinvested Dividends	629,402	36,511,588	243,023	16,134,292
Shares Redeemed	(1,781,643)	(93,919,879)	(1,739,428)	(123,651,652)
Net Increase (Decrease)	(312,736)	(15,747,304)	(785,897)	(56,734,525)
125

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class F
Shares Sold	184,432	$ 8,373,822	272,698	$ 18,053,254
Shares Issued for Reinvested Dividends	111,234	5,943,226	51,104	3,169,442
Shares Redeemed	(139,380)	(6,409,494)	(613,475)	(41,379,020)
Net Increase (Decrease)	156,286	7,907,554	(289,673)	(20,156,324)
Total Net Increase (Decrease)	(397,213)	$ (6,392,422)	(1,827,130)	$ (126,016,843)
Small Cap Value Fund
Class A
Shares Sold	561,031	$ 6,997,260	1,188,590	$ 15,684,280
Shares Issued for Reinvested Dividends	301,029	3,859,001	34,939	359,520
Shares Redeemed	(803,656)	(9,550,137)	(750,779)	(9,444,203)
Net Increase (Decrease)	58,404	1,306,124	472,750	6,599,597
Class C
Shares Sold	37,481	$ 394,693	108,329	$ 1,209,656
Shares Issued for Reinvested Dividends	18,966	206,536	441	3,924
Shares Redeemed	(127,904)	(1,292,884)	(122,556)	(1,345,622)
Net Increase (Decrease)	(71,457)	(691,655)	(13,786)	(132,042)
Class I
Shares Sold	734,453	$ 9,050,605	2,537,268	$ 33,866,723
Shares Issued for Reinvested Dividends	175,561	2,258,975	5,247	53,996
Shares Redeemed	(1,494,012)	(17,432,510)	(437,736)	(5,819,619)
Net Increase (Decrease)	(583,998)	(6,122,930)	2,104,779	28,101,100
Class R3
Shares Sold	16,293	$ 204,509	29,282	$ 397,377
Shares Issued for Reinvested Dividends	4,272	57,161	326	3,498
Shares Redeemed	(23,679)	(272,346)	(15,655)	(197,530)
Net Increase (Decrease)	(3,114)	(10,676)	13,953	203,345
Class R4
Shares Sold	14,894	$ 195,383	822	$ 11,178
Shares Issued for Reinvested Dividends	250	3,408	33	362
Shares Redeemed	(15,447)	(172,601)	(584)	(8,365)
Net Increase (Decrease)	(303)	26,190	271	3,175
Class R5
Shares Sold	153,133	$ 2,056,317	3,061	$ 44,058
Shares Issued for Reinvested Dividends	118	1,609	14	148
Shares Redeemed	(9,522)	(114,642)	(2,457)	(34,282)
Net Increase (Decrease)	143,729	1,943,284	618	9,924
Class R6
Shares Sold	623,330	$ 8,296,495	88,436	$ 1,245,447
Shares Issued for Reinvested Dividends	15,967	216,927	357	3,866
Shares Redeemed	(98,409)	(1,262,128)	(9,262)	(115,115)
Net Increase (Decrease)	540,888	7,251,294	79,531	1,134,198
Class Y
Shares Sold	150,796	$ 1,967,915	124,042	$ 1,700,660
Shares Issued for Reinvested Dividends	9,047	122,651	342	3,688
Shares Redeemed	(58,546)	(746,528)	(14,694)	(205,546)
Net Increase (Decrease)	101,297	1,344,038	109,690	1,498,802
Class F
Shares Sold	960,813	$ 11,661,567	2,116,114	$ 27,975,721
Shares Issued for Reinvested Dividends	397,291	5,111,134	64,774	665,880
Shares Redeemed	(3,749,272)	(47,895,143)	(1,320,995)	(15,530,755)
Net Increase (Decrease)	(2,391,168)	(31,122,442)	859,893	13,110,846
Total Net Increase (Decrease)	(2,205,722)	$ (26,076,773)	3,627,699	$ 50,528,945
126

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Small Company Fund
Class A
Shares Sold	1,738,532	$ 32,905,503	1,809,812	$ 54,140,187
Shares Issued for Reinvested Dividends	4,820,379	106,674,987	1,517,800	41,967,161
Shares Redeemed	(3,557,006)	(67,298,839)	(1,970,509)	(58,538,530)
Net Increase (Decrease)	3,001,905	72,281,651	1,357,103	37,568,818
Class C
Shares Sold	56,836	$ 481,078	105,496	$ 1,863,781
Shares Issued for Reinvested Dividends	334,733	3,410,930	98,681	1,604,546
Shares Redeemed	(291,607)	(2,531,382)	(243,229)	(4,261,364)
Net Increase (Decrease)	99,962	1,360,626	(39,052)	(793,037)
Class I
Shares Sold	660,951	$ 14,455,416	722,263	$ 23,465,518
Shares Issued for Reinvested Dividends	469,224	11,477,212	113,755	3,392,187
Shares Redeemed	(1,186,111)	(23,974,621)	(329,416)	(10,447,336)
Net Increase (Decrease)	(55,936)	1,958,007	506,602	16,410,369
Class R3
Shares Sold	111,679	$ 2,322,102	136,144	$ 4,520,959
Shares Issued for Reinvested Dividends	119,201	2,994,327	45,509	1,394,856
Shares Redeemed	(140,062)	(3,015,748)	(217,034)	(7,087,863)
Net Increase (Decrease)	90,818	2,300,681	(35,381)	(1,172,048)
Class R4
Shares Sold	85,121	$ 1,932,961	130,342	$ 4,726,037
Shares Issued for Reinvested Dividends	93,263	2,607,622	37,589	1,251,351
Shares Redeemed	(160,300)	(4,013,745)	(189,059)	(6,753,577)
Net Increase (Decrease)	18,084	526,838	(21,128)	(776,189)
Class R5
Shares Sold	78,431	$ 2,092,719	84,862	$ 3,272,537
Shares Issued for Reinvested Dividends	34,948	1,072,566	10,551	377,953
Shares Redeemed	(82,975)	(2,199,696)	(44,399)	(1,705,756)
Net Increase (Decrease)	30,404	965,589	51,014	1,944,734
Class R6
Shares Sold	161,484	$ 4,074,702	129,943	$ 5,123,929
Shares Issued for Reinvested Dividends	29,818	945,536	3,508	128,962
Shares Redeemed	(58,154)	(1,496,909)	(32,019)	(1,254,201)
Net Increase (Decrease)	133,148	3,523,329	101,432	3,998,690
Class Y
Shares Sold	1,528,862	$ 39,347,667	2,592,104	$ 111,577,676
Shares Issued for Reinvested Dividends	235,140	7,437,476	47,078	1,728,226
Shares Redeemed	(1,220,313)	(31,378,682)	(2,109,893)	(87,145,029)
Net Increase (Decrease)	543,689	15,406,461	529,289	26,160,873
Class F
Shares Sold	3,642,764	$ 76,566,463	3,078,986	$ 99,109,263
Shares Issued for Reinvested Dividends	2,680,211	66,254,813	808,547	24,288,757
Shares Redeemed	(3,315,131)	(72,876,191)	(2,624,084)	(85,717,671)
Net Increase (Decrease)	3,007,844	69,945,085	1,263,449	37,680,349
Total Net Increase (Decrease)	6,869,918	$ 168,268,267	3,713,328	$ 121,022,559

(1)	Class R6 of the MidCap Value Fund commenced operations on June 22, 2022.
13.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2021 through March 3, 2022, the
127

Hartford Domestic Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2022, none of the Funds had borrowings under this facility.
14.	Indemnifications:
Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
128

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Shareholders of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Growth Opportunities Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Quality Value Fund, The Hartford Small Cap Growth Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Value Fund and The Hartford Small Company Fund (nine of the funds constituting The Hartford Mutual Funds, Inc.) and The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (three of the funds constituting The Hartford Mutual Funds II, Inc.) (hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
129

Hartford Domestic Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. have appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
130

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of each Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
131

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of each Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
132

Hartford Domestic Equity Funds
Directors and Officers of each Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH EACH COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
133

Hartford Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
134

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Capital Appreciation Fund
Hartford Core Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Healthcare Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
Hartford Quality Value Fund
The Hartford Small Cap Growth Fund
Hartford Small Cap Value Fund
The Hartford Small Company Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 9-10, 2022, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund and Hartford Small Cap Value Fund, and HMF II, on behalf of each of The Hartford Growth Opportunities Fund, Hartford Quality Value Fund and The Hartford Small Cap Growth Fund (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Healthcare Fund and The Hartford Small Company Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of investment sub-advisory agreements (each, a “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
135

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
136

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for The Hartford Capital Appreciation Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.
137

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also considered that HFMC provides nondiscretionary investment advisory services to model portfolios that pursue investment objectives and investment strategies similar to those of the Hartford Core Equity Fund and The Hartford Dividend and Growth Fund. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for the Hartford Small Cap Value Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
138

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF and HMF II, on behalf of their respective Funds, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
The Hartford Capital Appreciation Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group and its total expenses were in the 3rd quintile.
139

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Core Equity Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses were in the 1st quintile of its expense group.
The Hartford Dividend and Growth Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and below its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses were in the 3rd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.06% through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
The Hartford Equity Income Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board also noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and its total expenses were in the 4th quintile of its expense group.
The Hartford Growth Opportunities Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile.
The Hartford Healthcare Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3, and 5-year periods. The Board also noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 2nd quintile.
The Hartford MidCap Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.
140

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses were in the 1st quintile. The Board noted that Class I and Y shares of the Fund have contractual transfer agency expense caps of 0.12% and 0.06%, respectively, through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
The Hartford MidCap Value Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 4th quintile.
Hartford Quality Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Small Cap Growth Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 5th quintile for the 3- and 5- year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 1st quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.07% through February 23, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
Hartford Small Cap Value Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period, and above its benchmark for the 5-year period.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2023.
The Hartford Small Company Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods. The Board also noted upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile.
* * * *
141

Hartford Domestic Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
142

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-DE22    12/22     Printed in the U.S.A.

Hartford International/
Global Equity Funds
Annual Report
October 31, 2022

■ Hartford Climate Opportunities Fund
■ Hartford Emerging Markets Equity Fund
■ Hartford Global Impact Fund
■ Hartford International Equity Fund
■ The Hartford International Growth Fund
■ The Hartford International Opportunities Fund
■ The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford International/Global Equity Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Climate Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 02/29/2016
Sub-advised by Wellington Management Company LLP (“Wellington Management”) and Schroder Investment Management North America Inc. (Schroder Investment Management North America Limited serves as a sub-sub-adviser)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/29/2016 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-23.01%	6.45%	10.26%
Class A3	-27.24%	5.25%	9.33%
Class C2	-23.59%	6.01%	9.80%
Class C4	-24.31%	6.01%	9.80%
Class I2	-22.83%	6.74%	10.57%
Class R3[2]	-23.11%	6.72%	10.42%
Class R4[2]	-22.82%	6.66%	10.42%
Class R5[2]	-22.75%	6.78%	10.57%
Class R6[2]	-22.62%	6.93%	10.71%
Class Y2	-22.74%	6.83%	10.63%
Class F2	-22.68%	6.88%	10.67%
MSCI ACWI Index (Net)	-19.96%	5.24%	9.08%

[1]	Inception: 02/29/2016
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Prior to 11/08/2019, the Fund pursued a modified strategy and Wellington Management served as the Fund’s only sub-adviser.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.23%	1.19%
Class C	2.06%	1.94%
Class I	0.96%	0.89%
Class R3	1.56%	1.41%
Class R4	1.26%	1.11%
Class R5	0.96%	0.81%
Class R6	0.84%	0.69%
Class Y	0.95%	0.79%
Class F	0.84%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Wellington Management Company LLP (“Wellington Management”)
Alan T. Hsu
Managing Director, Global Industry Analyst, and Equity Portfolio Manager
G. Thomas Levering
Senior Managing Director and Global Industry Analyst
Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited (collectively, “Schroders”)
Simon Webber, CFA
Portfolio Manager
Isabella Hervey-Bathurst
Portfolio Manager

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Climate Opportunities Fund returned -23.01%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned -19.96% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -13.93% average return of the Lipper Global Multi-Cap Value group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and value and growth style characteristics, but not necessarily similar in terms of investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, global equities fell, as measured by the MSCI ACWI Index (Net). Towards the end of 2021, the rapid proliferation of the Omicron variant of the coronavirus across the globe drove equity volatility sharply higher, although the variant’s impact on financial markets was tempered by evidence that it posed less-severe health consequences than its predecessors. In response to persistent inflation pressures, many central bank policymakers in developed markets began unwinding their pandemic-era stimulus measures and setting a course for higher interest rates.
Global equities declined in the first quarter of 2022. Market volatility spiked sharply amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, which was partially offset by generally improving COVID-19 trends and a resilient economic backdrop. Russia’s large-scale military attack on Ukraine, which Russian President Vladimir Putin labeled a “special military operation,” forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe

3

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures.
Global equities fell sharply in the second quarter of 2022, ending June with the worst start to a year in decades. Risk sentiment plunged amid elevated volatility as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally, with the U.S. Consumer Price Index (CPI) and eurozone CPI both rising 8.6% year over year. Energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies.
In the third quarter of 2022, risk-off sentiment was driven by high inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown. The U.S. Federal Reserve (Fed) hiked its target interest rate by 150 basis points (bps) over the quarter in an effort to rein in decades-high inflation. Fed officials stated that the central bank would continue raising interest rates until it was confident that inflation was under control, acknowledging the unfavorable impacts the policy would have on consumers and businesses. Eurozone inflation increased 10% year over year in September 2022 on the back of soaring energy prices.
In the final month of the period, global equities rebounded, as developed-markets equities registered strong returns, while emerging markets were dragged lower by China. Chinese equities fell sharply as markets grew increasingly anxious about the state of China’s economy and the direction of governance and policy following a reshuffling in President Xi Jinping’s leadership team.
From a climate change perspective, after an extraordinary performance in 2020 which resulted in high valuations across the renewable energy, hydrogen, storage and electric vehicles-related sectors, there was an inevitable retracement in 2021. The most notable factor behind this was the weakness of renewable energy stocks and renewable-focused utilities. This occurred when the market rotated away from higher multiple, longer duration “green growth” stocks into more cyclical stocks geared to the near-term reopening of the economy following the COVID-19 pandemic shutdowns. Inflationary pressures and logistical challenges continued to weigh on the renewables sector and other industries with global supply chains during the period. Corporate and government commitment to decarbonizing remained strong during the period but was complicated by Russia’s invasion of Ukraine and resulting energy-supply shortage. That said, structural demand and desire remains to transition toward renewable energy and energy independence. For example, the European Union (EU) has ambitious targets to reduce carbon emissions by 2030 with the EU Green Deal, channeling at least a quarter of the €750 billion (US$847 billion) recovery package towards decarbonization initiatives. In the U.S., the recently passed Inflation Reduction Act will allocate US$369 billion toward decarbonization efforts including renewable energy and electric vehicles.
Ten out of the eleven sectors in the MSCI ACWI Index (Net) posted negative returns during the period. The Communication Services (-39%) and Consumer Discretionary (-33%) sectors fell the most, while the Energy (+31%) sector was the only sector to rise during the period.
Security selection of climate-related companies was the primary driver of the Fund’s underperformance relative to the MSCI ACWI Index (Net) over the trailing twelve-month period ended October 31, 2022. During the period, stock selection was negative, particularly in the Industrials, Utilities, and Financials sectors. The Fund’s underweight allocation to the Healthcare and zero-weight allocation to the Energy sector also detracted from returns. Conversely, the underweight allocation to the Communication Services sector and overweight allocation to the Utilities sector added value during the period. From a regional perspective, stocks in Continental Europe, the United Kingdom (U.K.), and Japan detracted from performance during the period, while companies held within North America added value.
The top detractors from relative performance during the period included Vestas Wind Systems (Industrials), Persimmon (Consumer Discretionary), and Sunnova Energy (Utilities). Danish wind turbine supplier Vestas Wind Systems detracted from performance during the period as supply constraints and higher raw material costs pressured margins. The company warned earlier in 2022 that revenue for the full year would be weaker than previously expected. Shares of Persimmon ended the period lower after the homebuilder reported first-half 2022 revenue below expectations, driven by weak home completions, planning delays, and labor shortages. Shares fell later in the period along with other U.K. homebuilder stocks as investors digested controversial tax-relief measures aimed at spurring consumer demand. Shares of Sunnova Energy fell during the period after it was reported the California Public Utilities Commission might make reforms to its policy on net metering for rooftop solar. Shares fell later in the period along with other solar stocks after Joe Manchin, a U.S. senator with an important swing vote, told Democratic leaders he wouldn’t support new spending on climate measures.
The top contributors to relative returns over the period included First Solar (Information Technology), Aspen Technology (Information Technology), and Consolidated Edison (Utilities). Shares of First Solar climbed higher during the period after the renewable energy company reported earnings for the second quarter of 2022 that beat consensus estimates. Net sales for First Solar grew almost 70% over the prior quarter, primarily due to increased module sales. Further support came from the signing of the Inflation Reduction Act, which includes a US$369 billion investment in climate and energy policy, as mentioned previously. Shares of Aspen Technologies ended the period higher after the process automation software company acquired Micromine, a software provider to the mining industry, from Potentia Capital for 900 million Australian dollars in cash. The company also provided full-year 2023 guidance above expectations as the demand environment continues to improve despite macroeconomic challenges. Shares of Consolidated Edison ended the period higher after the energy company reported fourth-quarter 2021 earnings per share (EPS) that were above expectations, driven by a strong catch-up in
4

Hartford Climate Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

uncollected revenue recovery. Company management said they will consider strategic alternatives for their clean energy business, potentially unlocking value for shareholders.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, Wellington Management continued to maintain a meaningful overweight to North America in the portion of the Fund sub-advised by Wellington Management (“Wellington Management sleeve”) given the myriad of meaningful headwinds in other geographies including China’s harsh lockdowns, Europe’s energy crisis, and Japan’s accommodative monetary policy despite decades-high inflation. Specifically, Wellington Management believes the U.S. remains the “best house in a tough neighborhood.” Wellington Management believes the strong U.S. dollar attests to this. As a result, the Wellington Management sleeve of the Fund maintained an overweight to U.S. companies as of the end of the period where, despite higher valuations, Wellington Management believes U.S. companies still boast generally higher returns on equity and face fewer challenges related to energy, raw materials, and food supply. Fundamentally, as of the end of the period, Wellington Management favors companies focused on decarbonization that are tackling it through sustainable business models that enjoy competitive moats (i.e., the ability to maintain competitive advantages) and/or highly attractive (i.e., low) cost of capital. This includes electricity or smart grid ideas and companies providing key technology in the energy supply chain (e.g., renewable diesel and software-enabled efficiency). Despite the challenging market backdrop, as of the end of the period, Wellington Management maintained their conviction that companies that are helping the world solve for climate change from a mitigation and/or adaptation perspective stand to benefit from the secular demand for their products and services.
As of the end of the period, Schroders believes monetary conditions (interest rates and liquidity) should continue to tighten across the developed world for some time yet, so they expect this environment to continue to favor companies with strong internal cash generation and a proven business model. As of the end of the period, with respect to the portion of the Fund sub-advised by Schroders, Schroders remains focused on seeking to find companies with strong business models who will usually also be leaders in their field. Schroders does not think this is the time to be investing in second-best businesses or businesses with weak balance sheets.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund's performance depends on the ability of the Investment Manager in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers' investment styles may not be complementary. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • The Fund’s climate focus may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. Certain climate-focused investments may be dependent on government policies and subsidies. The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • There are risks of focusing investments in securities of companies in the utilities and industrials sectors which may cause the Fund's performance to be sensitive to developments in those sectors.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	1.7%
Consumer Discretionary	8.1
Consumer Staples	4.3
Energy	0.8
Financials	6.5
Health Care	1.1
Industrials	34.2
Information Technology	17.9
Materials	4.4
Real Estate	2.5
Utilities	14.3
Total	95.8%
Short-Term Investments	3.5
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Emerging Markets Equity Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-30.68%	-4.02%	0.95%
Class A2	-34.49%	-5.10%	0.38%
Class C1	-31.09%	-4.76%	0.22%
Class C3	-31.78%	-4.76%	0.22%
Class I1	-30.43%	-3.72%	1.31%
Class R3[1]	-30.81%	-4.30%	0.71%
Class R4[1]	-30.73%	-4.01%	0.98%
Class R5[1]	-30.37%	-3.77%	1.22%
Class R6[1]	-30.34%	-3.59%	1.41%
Class Y1	-30.42%	-3.70%	1.36%
Class F1	-30.35%	-3.63%	1.38%
MSCI Emerging Markets Index (Net)	-31.03%	-3.09%	0.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Performance information prior to 05/07/2015 reflects when the Fund pursued a modified investment strategy.

6

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.44%	1.44%
Class C	2.27%	2.20%
Class I	1.12%	1.12%
Class R3	1.74%	1.70%
Class R4	1.44%	1.44%
Class R5	1.14%	1.14%
Class R6	1.02%	0.98%
Class Y	1.13%	1.10%
Class F	1.02%	0.98%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
David J. Elliott, CFA
Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management
Wellington Management Company LLP
Mark A. Yarger, CFA
Managing Director and Quantitative Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Emerging Markets Equity Fund returned -30.68%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the MSCI Emerging Markets Index (Net), which returned -31.03% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -32.69% average return of the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Emerging-markets equities, as measured by the MSCI Emerging Markets Index (Net), posted negative results for the twelve-month period ended October 31, 2022. Emerging-markets equities sold off as global economic conditions decelerated amid elevated geopolitical tensions, ongoing supply-chain disruptions, and surging food and energy prices. Tighter global monetary policy also weighed on investor sentiment.
Within emerging markets, Latin American equities significantly outperformed during the period. The crisis in Ukraine drove energy, grains, and metals prices sharply higher, which benefited the region’s economies that rely heavily on commodity exports. Brazil, Chile, Mexico, and Peru generated outsized gains. In the third quarter of 2022, Latin American equities were bolstered by Brazil. While the central bank increased interest rates by 50 basis points (bps), the bank’s future guidance was more accommodative than expected, signaling a potential end to its aggressive policy-tightening cycle. In Mexico, consumer prices rose at a faster-than-expected pace, prompting the central bank to unleash two interest-rate increases of 75 bps each as it fought to curb soaring inflation and stem a decline in the peso.
Europe/Middle East/Africa (EMEA) ended lower for the period as several countries were hampered by the spillover effects of the Russia/Ukraine war. Many traditional supply routes for food and energy were cut off or remapped, exacerbating inflation in countries such as Poland and the Czech Republic. A strengthening U.S. dollar and slowing global economic growth weighed on markets in the Persian Gulf.
Asian equities were dragged down by China, where a steep drop in equity prices reflected anxiety about the health of the economy, which was strained by the country’s zero-COVID approach as well as by weakening global demand and a worsening real estate market crisis. Chinese authorities pledged greater support for the economy and the Real Estate sector, as investors grew wary of the country’s growth prospects. The trade-dependent economies of Taiwan and South Korea were hampered by slowing global growth, supply-chain disruptions, and higher energy prices which threatened to curb the demand for semiconductors and electronic equipment. Additionally, Taiwan fell amid increased geopolitical tensions with China and a sell-off in technology stocks.

7

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

All eleven sectors within the MSCI Emerging Markets Index (Net) posted negative returns during the period. The Consumer Discretionary (-47%), Communication Services (-46%), and Real Estate (-41%) sectors declined the most during the period.
Within the Fund, security selection within the Consumer Discretionary, Financials, and Utilities sectors were the largest contributors to returns during the period relative to the MSCI Emerging Markets Index (Net). This was partially offset by weaker selection within the Real Estate and Consumer Staples sectors. Sector allocation, a result of our quantitative security selection process, detracted from relative performance. An underweight to the Industrials and Consumer Staples sectors detracted the most from relative performance for the period, while an overweight to the Financials sector contributed positively to relative performance.
From a country perspective, security selection within China, South Korea, and Saudi Arabia contributed positively to relative performance, while security selection in Taiwan, Malaysia, and India detracted from returns. Allocation within countries detracted from relative performance, as the Fund’s lack of exposure to Kuwait and overweight to China detracted from relative performance during the period, offsetting positive performance from the Fund’s overweights to Thailand and the United Arab Emirates.
Petrobras (Energy), Alinma Bank (Financials), and Banco do Brasil (Financials) were the largest contributors to relative performance during the period. The Fund’s overweight to Petrobras, an integrated oil and gas producer in Brazil, contributed positively to performance. Shares rose most recently during the period after the company announced dividends of $17 billion and second-quarter 2022 adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) that were above expectations, driven by Brent crude prices and strong sales volume in the domestic market. Shares of Alinma Bank, a Saudi-Arabia-based commercial bank, rose after reporting strong fiscal year 2021 results. The company reported a 38% surge in 2021 profits, propelled by higher operating income. The Fund’s overweight to Banco do Brasil, a commercial banking and financial services company, also contributed positively to relative performance during the period. Shares of Banco do Brasil outperformed during the period as the bank consistently beat consensus earnings estimates and boosted its full-year earnings guidance upward after second-quarter 2022 results.
Shimao Group (Real Estate), Gazprom (Energy), and Lukoil (Energy) were the top detractors from performance relative to the MSCI Emerging Markets Index (Net) during the period. Shares of Shimao, a China-based diversified real estate development company, declined after the company agreed to sell property management assets amid heightened corporate governance concerns in an industry already grappling with a liquidity crisis. An overweight to Gazprom, a Russian-based gas exploration and production company, declined as shares of Russia-exposed companies plunged due to the intensifying Russia-Ukraine conflict. Shares of Russian multinational energy company Lukoil tumbled during the period. Although the company reported strong fourth-quarter production numbers, Russian military attacks across Ukraine prompted emergency central bank action and additional sanctions from the U.S., wiping out almost $200 billion in stock-market value and roughly one-third of the sovereign debt's value.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to seek to add value by utilizing proprietary quantitative research and investment tools in a highly disciplined framework. Stock selection is intended to be the key driver of the Fund’s returns.
At the end of the period, the Fund had the largest overweights to China and Thailand, and the largest underweights to Taiwan and Malaysia, as well as no exposure to the Philippines relative to the MSCI Emerging Markets Index (Net). On a sector basis, the Fund had its largest overweights to the Consumer Discretionary, Healthcare, and Financials sectors, and the largest underweights to the Materials, Utilities, and Consumer Staples sectors, relative to the MSCI Emerging Markets Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country, such as China. • Risks associated with investments in China include currency fluctuation, political, economic, social, environmental, regulatory and other risks, including risks associated with differing legal standards. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
8

Hartford Emerging Markets Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.9%
Consumer Discretionary	14.4
Consumer Staples	5.3
Energy	5.9
Financials	24.2
Health Care	5.0
Industrials	5.3
Information Technology	18.3
Materials	7.9
Real Estate	1.2
Utilities	2.1
Total	98.5%
Short-Term Investments	2.4
Other Assets & Liabilities	(0.9)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Global Impact Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 02/28/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (02/28/2017 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-25.20%	5.93%	8.05%
Class A3	-29.31%	4.74%	6.98%
Class C2	-25.72%	5.26%	7.35%
Class C4	-26.45%	5.26%	7.35%
Class I2	-24.96%	6.31%	8.44%
Class R3[2]	-25.34%	5.83%	7.96%
Class R4[2]	-25.08%	6.06%	8.19%
Class R5[2]	-24.87%	6.33%	8.44%
Class R6[2]	-24.81%	6.43%	8.55%
Class Y2	-24.85%	6.42%	8.52%
Class F2	-24.81%	6.47%	8.57%
MSCI ACWI Index (Net)	-19.96%	5.24%	6.94%

[1]	Inception: 02/28/2017
[2]	Without sales charge
[3]	Reflects maximum sales charge of 5.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Performance information prior to 10/07/2019 reflects when the Fund operated as a feeder fund in a master feeder structure.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.32%	1.19%
Class C	2.09%	1.94%
Class I	0.94%	0.89%
Class R3	1.54%	1.41%
Class R4	1.24%	1.11%
Class R5	0.96%	0.81%
Class R6	0.84%	0.69%
Class Y	0.95%	0.79%
Class F	0.84%	0.69%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

10

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Jason M. Goins, CFA
Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Global Impact Fund returned -25.20%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI ACWI Index (Net), which returned -19.96% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -26.26% average return of the Lipper Global Small-/Mid-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund in terms of market cap distribution and global exposure, but not necessarily similar in terms of the impact investment focus.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, global equities fell, as measured by the MSCI ACWI Index (Net). Towards the end of 2021, the rapid proliferation of the Omicron variant of the coronavirus across the globe drove equity volatility sharply higher, although the variant’s impact on financial markets was tempered by evidence that it posed less-severe health consequences than its predecessors. In response to persistent inflation pressures, many central bank policymakers in developed markets began unwinding their pandemic-era stimulus measures and setting a course for higher interest rates.
Global equities declined in the first quarter of 2022. Volatility spiked sharply amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, which were partially offset by generally improving COVID-19 trends and a resilient economic backdrop. Russia’s large-scale military attack on Ukraine, which Russian President Vladimir Putin labeled a “special military operation,” forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and its North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures.
Global equities fell sharply in the second quarter of 2022, ending June 2022 with the worst start to a year in decades. Risk sentiment plunged amid elevated volatility as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally, with the U.S. Consumer Price Index (CPI) and Eurozone CPI both rising 8.6% year over year. Energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies.
In the third quarter of 2022, the flight from assets perceived to have more risk was driven by high inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown. The U.S. Federal Reserve (Fed) increased its target interest rate by 150 basis points (bps) over the quarter in an effort to rein in decades-high inflation. Fed officials stated that the central bank would continue raising interest rates until it was confident that inflation was under control, acknowledging the unfavorable impacts the policy will likely have on consumers and businesses. Eurozone inflation increased 10% year over year in September 2022 on the back of soaring energy prices.
In the final month of the period, global equities rebounded as developed-markets equities registered strong returns, while emerging markets were dragged lower by China. Chinese equities fell sharply as markets grew increasingly anxious about the state of China’s economy and the direction of governance and policy following a reshuffling in President Xi Jinping’s leadership team.
Ten out of the eleven sectors in the MSCI ACWI Index (Net) posted negative returns during the period. The Communication Services (-39%) and Consumer Discretionary (-33%) sectors fell the most, while the Energy (+31%) sector was the only sector with positive returns during the period.
Security selection was the primary driver of the Fund’s underperformance relative to the MSCI ACWI Index (Net) during the period. Weak selection in the Healthcare, Real Estate, and Materials sectors were the largest detractors from relative results. This was partially offset by stronger stock selection in the Financials and Information Technology sectors, which contributed positively to performance. On a regional basis, security selection in United Kingdom and North America were the primary detractors from relative performance during the period, which was partially offset by stronger selection in emerging markets.
Sector allocation, a result of the bottom-up stock selection process, contributed positively to the Fund’s performance relative to the MSCI ACWI Index (Net) for the period, primarily due to the Fund’s underweights to the Communication Services and Consumer

11

Hartford Global Impact Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Discretionary sectors. On the other hand, a lack of exposure to the Energy sector and an underweight to the Consumer Staples sector detracted from relative returns over the period.
Top detractors from relative performance included Block (Information Technology), Upwork (Industrials), and not holding Apple (Information Technology). Shares of Block fell during the period after the financial technology company released first-quarter results that missed analysts’ expectations. The company reported a 50% decrease in Bitcoin revenue compared to prior year. Underlying growth remained strong as both Square and Cash App saw year-over-year revenue growth. Block also completed its acquisition of digital payment platform Afterpay, which offers delayed payment options. Shares of Upwork fell during the period after the freelancing platform suspended business in Russia and Belarus and removed its first-quarter and full-year 2022 guidance on uncertainties from the invasion of Ukraine. Upwork said about 10% of its 2021 revenue was derived from work where either the client or talent was located in Russia, Belarus, or Ukraine.
Top contributors to relative performance for the period included Globe Life (Financials), Hubbell (Industrials), and First Solar (Information Technology). Shares of life insurance provider Globe Life climbed higher over the period. The company reported earnings for the third quarter of 2022 that beat consensus estimates. Compared with the prior year, total health premiums increased 7% and total health net sales increased 10%. Shares of Hubbell rose over the period driven by strong results in the second quarter of 2022. The company beat expectations for the first half of the year and raised its annual outlook. While the company’s management was aware of the potential uncertainty around the macroeconomic environment, they expressed confidence that they can execute through the strength of their end markets, operational execution, and navigating price cost and supply-chain disruptions. Shares of First Solar climbed higher during the period after the renewable energy company reported earnings for the second quarter of 2022 that beat consensus estimates. Net sales grew almost 70% over the prior quarter, primarily due to increased module sales. Further support came from the signing of the Inflation Reduction Act, which includes a $369 million investment in climate and energy policy.
All three impact categories (Environment, Human Empowerment, and Life Essentials) detracted from total returns for the Fund during the period. Within these impact categories, the Health and Resource Efficiency impact themes were the largest detractors from the Fund’s total returns during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to be mindful of the challenging current economic environment, with the many challenges of elevated inflation, higher rates, sustained supply-chain disruption, and an uncertain geopolitical environment. As we focus on examining names in the Fund with elevated volatility in mind, we also endeavor to look through the present challenges to seek to find new opportunities.
Due to the Fund’s focus on impact companies and sustainability, the Fund has natural underweights in certain sectors, such as the Energy, Consumer Discretionary, and Financials sectors, and overweights to the Industrials, Healthcare, and Real Estate sectors. Within the impact themes, the Fund’s largest absolute weights at the end of the period were in Health and Resource Efficiency. On a regional basis, the Fund ended the period with its largest overweight in emerging markets and its largest underweight in Japan, relative to the MSCI ACWI Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • The Fund’s impact investing focus may cause the Fund to forego certain investment opportunities and underperform funds that do not have a similar focus. The exclusion of certain issuers for reasons other than performance may negatively impact the Fund’s performance. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	4.2%
Consumer Discretionary	5.0
Consumer Staples	3.2
Financials	9.8
Health Care	18.4
Industrials	21.4
Information Technology	19.5
Materials	3.3
Real Estate	6.3
Utilities	4.1
Total	95.2%
Short-Term Investments	4.9
Other Assets & Liabilities	(0.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
12

Hartford International Equity Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 06/30/2008 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-24.35%	-1.83%	3.38%
Class A2	-28.52%	-2.93%	2.80%
Class C1	-25.03%	-2.59%	2.60%
Class C3	-25.76%	-2.59%	2.60%
Class I1	-24.21%	-1.50%	3.72%
Class R3[1]	-24.67%	-2.13%	3.10%
Class R4[1]	-24.41%	-1.84%	3.39%
Class R5[1]	-24.14%	-1.45%	3.70%
Class R6[1]	-24.10%	-1.30%	3.87%
Class Y1	-24.15%	-1.44%	3.80%
Class F1	-24.08%	-1.37%	3.80%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Performance information prior to 08/13/2015 reflects when the Fund pursued a modified investment strategy.
Classes A, C, and I of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund’s prospectus.
Operating Expenses*	Gross	Net
Class A	0.94%	0.94%
Class C	1.72%	1.72%
Class I	0.61%	0.61%
Class R3	1.24%	1.24%
Class R4	0.94%	0.94%
Class R5	0.63%	0.63%
Class R6	0.53%	0.53%
Class Y	0.63%	0.63%
Class F	0.52%	0.52%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

13

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Gregg R. Thomas, CFA
Senior Managing Director and Director, Investment Strategy
Wellington Management Company LLP
Thomas S. Simon, CFA, FRM
Senior Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of Hartford International Equity Fund returned -24.35%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -24.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -23.45% average return of the Lipper International Multi-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2021, markets rose on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally, and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
The Fund seeks its investment objective by employing a multiple sleeve structure, which means the Fund has several components that are managed separately using different investment styles (each a “sleeve”).
Ten sectors within the MSCI ACWI ex USA Index (Net) posted negative returns for the twelve-month period ended October 31, 2022, while one sector posted positive returns. The Information Technology (-37.13%), Consumer Discretionary (-36.53%), and Real Estate (-33.66%) sectors posted the biggest losses during the period, while the Energy (+2.24%) sector posted a modest gain for the period.
Security selection contributed positively to the Fund’s relative performance during the period. Strong selection in the Industrials, Communication Services and Real Estate sectors was only partially offset by weaker selection in the Consumer Staples, Financials and Consumer Discretionary sectors, which detracted from performance during the period.
Sector allocation, a residual of the sleeve managers’ bottom-up stock selection processes, detracted from the Fund’s returns relative to the MSCI ACWI ex USA Index (Net) over the period. The Fund’s overweight exposure to the Communication Services sector and underweight exposure to the Financials sector were the largest detractors from relative performance during the period, while an overweight exposure to the Consumer Staples sector and underweight exposures to the Real Estate and Information Technology sectors were the largest contributors to performance for the period.
Our investment process includes the use of factor-based strategies, which involve targeting certain company characteristics, or factors, that we believe impact returns across asset classes. Factor impact on the Fund was positive during the period. Avoiding certain higher-volatility and higher-beta names contributed positively to performance. However, this was partially offset by owning stocks with lower momentum relative to the benchmark, which detracted from performance. From a top-down perspective, the Fund’s country and currency exposure contributed positively to relative results; emerging markets (China, South Korea) and Japan were the largest contributors to performance.
Top contributors to the Fund’s relative performance during the period included BAE Systems (Industrials), China Resources Sanjiu Medical & Pharmaceutical (Healthcare), and Alibaba (Consumer Discretionary). BAE Systems is a British multinational arms, security,

14

Hartford International Equity Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

and aerospace company. Shares of BAE Systems rose sharply during the period as the company was expected to benefit from increased government spending on defense as geopolitical tension mounted following Russia’s invasion of Ukraine. During the period, the company reported increases in earnings and sales, as well as the winning of multiple contracts over the period. The Fund reduced its overweight exposure to the stock during the period. China Resources Sanjiu Medical & Pharmaceutical engages in the manufacture, development, and sale of pharmaceutical products. Shares of China Resources Sanjiu Medical & Pharmaceutical rose during the period as the company reported increased year-over-year sales. As of the end of the period, the Fund maintained its out-of-benchmark position to the stock. Alibaba is a Chinese technology conglomerate. Shares of Alibaba fell during the period as investors continued to flee risk assets amid concerns over inflation, rising interest rates, as well as increased regulation pressure on the tech giant. The underweight position relative to the benchmark contributed positively to results during the period.
The largest detractors from the Fund’s relative performance during the period were Zalando (Consumer Discretionary), Cellnex Telecom (Communication Services), and Koninklijke Philips (Health Care). Zalando is a German online retailer of shoes, fashion, and beauty. Shares of Zalando fell as the company reported earnings that missed consensus estimates for multiple quarters and cut its outlook for 2022 amid deepening recession fears. We eliminated the Fund’s position in the stock during the period. Cellnex Telecom is a Spanish wireless telecommunications infrastructure and services company. Shares of Cellnex Telecom fell during the period as the company reported net losses for first half of 2022, despite higher year-over-year revenue. The Fund maintained an overweight exposure to the stock as of the end of the period. Koninklijke Philips is a Dutch multinational conglomerate corporation. Shares of Koninklijke Philips fell during the period as the company reported weaker-than-expected first- and second-quarter earnings results for 2022, and lowered full-year 2022 sales guidance. The Fund maintained an overweight exposure to the stock as of the end of the period.
At times during the period, the Fund used equity index futures to equitize cash or efficiently manage risks. During the period, the use of equity index futures had a slightly positive contribution to relative performance.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As allocators, we seek to balance risk in the Fund’s portfolio across strategic investments in value, quality, and growth sleeve managers. We look to each sleeve manager's fundamental stock selection process to identify companies that they believe are best able to navigate the landscape and avoid those at greatest risk.
We seek to create for the Fund a portfolio of differentiated investment styles and philosophies, and in doing so are mindful of the evolving risks and opportunities for each sleeve manager's style. We are mindful of the potential impact that inflation could have on corporate profitability. Within the growth universe, we continue to recognize the outsized downside risk for companies that are priced with high growth expectations but have not yet realized these expectations in terms of cash flow. While we saw this reversal start to play out earlier in the year, we believe there may still be more room to fall. In the value universe, we are mindful as ever on the potential risks to mean-reversion, including the influence of macroeconomic factors like interest rates and energy prices. While we still believe that some structural impediments of mean-reversion persist, we also think that current monetary tightening financial conditions could provide further relief to value-oriented stocks and create attractive opportunities for fundamental investors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund’s strategy for allocating assets among portfolio management teams may not work as intended.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.9%
Consumer Discretionary	12.2
Consumer Staples	9.8
Energy	5.7
Financials	17.1
Health Care	9.6
Industrials	15.9
Information Technology	10.2
Materials	5.1
Real Estate	1.6
Utilities	1.8
Total	96.9%
Short-Term Investments	2.5
Other Assets & Liabilities	0.6
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
15

The Hartford International Growth Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/2001 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-37.43%	-1.94%	3.90%
Class A2	-40.87%	-3.04%	3.32%
Class C1	-37.89%	-2.66%	3.13%
Class C3	-38.51%	-2.66%	3.13%
Class I1	-37.24%	-1.61%	4.24%
Class R3[1]	-37.59%	-2.20%	3.67%
Class R4[1]	-37.42%	-1.91%	3.97%
Class R5[1]	-37.22%	-1.61%	4.29%
Class R6[1]	-37.11%	-1.47%	4.39%
Class Y1	-37.18%	-1.57%	4.34%
Class F1	-37.17%	-1.51%	4.31%
MSCI ACWI ex USA Growth Index (Net)	-30.99%	0.09%	4.14%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.26%	1.26%
Class C	2.09%	2.05%
Class I	1.04%	0.98%
Class R3	1.56%	1.56%
Class R4	1.26%	1.26%
Class R5	0.95%	0.95%
Class R6	0.85%	0.85%
Class Y	0.95%	0.95%
Class F	0.84%	0.84%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

16

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Matthew D. Hudson, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Growth Fund returned -37.43%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s primary benchmark, the MSCI ACWI ex USA Growth Index (Net), which returned -30.99% for the same period, and underperforming the Fund’s secondary benchmark, the MSCI ACWI ex USA Index (Net), which returned -24.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -29.71% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
International equities fell over the trailing twelve-month period ended October 31, 2022. Towards the end of 2021, markets rebounded on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities. Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
All eleven sectors in the MSCI ACWI ex USA Growth Index (Net) fell during the period. Within the MSCI ACWI ex USA Growth Index (Net), the Communication Services (-46%), Real Estate (-45%), and Information Technology (-41%) sectors lagged the most.
Security selection drove the Fund’s underperformance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. Security selection in the Financials, Information Technology, and Consumer Discretionary sectors detracted from relative performance, while selection within the Energy sector, and to a lesser extent the Healthcare and Communication Services sectors, contributed positively to performance for the period. Sector allocation, a residual of our bottom-up stock selection process, also detracted from relative performance. The Fund’s overweight to the Information Technology sector and underweight to the Healthcare sector detracted most from performance, while an overweight to the Energy sector contributed positively. On a regional basis, security selection in Europe ex-U.K. detracted from relative performance, while security selection in the U.K. and emerging markets partially offset weak relative performance.
Top detractors from performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period included Zalando (Consumer Discretionary), Cellnex Telecom (Communication Services), and Nuvei (Information Technology). The share price of Zalando, a large online fashion platform, fell during the period after company management released results below expectations and reduced forward guidance. We eliminated the Fund’s position during the period as demand for discretionary spending became increasingly uncertain. Cellnex Telecom is a telecommunications company that operates through three main segments: Telecom Infrastructure Services, Broadcasting Infrastructure and Other Network Services. The company’s share price fell amid mixed financial results in the period due to the higher cost of integrating new acquisitions. Despite the near-term integration challenges, as of the end of the period, we were encouraged by Cellnex’s growing market share in Europe and continued to hold an overweight position within the Fund. The share price of Nuvei, a payment processor, fell during the period after a key sell-side report questioned the strategy behind a recent acquisition. The company has rolled up several payments companies in niche areas of on-line and gaming. We eliminated the Fund’s position during the period.
Schlumberger (Energy), AstraZeneca (Health Care), and LG Energy Solutions (Industrials) were the top contributors to the Fund’s performance relative to the MSCI ACWI ex USA Growth Index (Net) during the period. The share price of Schlumberger rose after the company delivered strong quarterly results. In the final month of the period, the company reported its strongest quarterly profit since 2015, with results that topped estimates on oilfield drilling and equipment sales that surged on high oil and gas prices. Oil and gas producers are increasing production with crude prices near eight-year highs, boosting demand for Schlumberger's equipment, services, and technology. AstraZeneca researches, manufactures, and sells pharmaceutical and medical products. Shares of AstraZeneca traded lower in absolute terms, while outperforming the broader index during

17

The Hartford International Growth Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

the period. Weak sentiment for European stocks, the view that the company’s future revenue growth could be impacted by the Inflation Reduction Act (IRA), and concerns about potential product litigation risk were among AstraZeneca specific challenges in the period. Still, investors shifted capital to more defensive areas of the market, which supported the large biopharmaceutical company’s share price. The Fund remained overweight to the stock as of the end of the period. The share price of LG Energy Solutions, a South Korea based battery maker, rose following the company’s initial public offering (IPO) in January 2022. Key partnership announcements with several electric vehicle (EV) car companies aided visibility for future demand, and we continued to hold an overweight position within the Fund as of the end of the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
Markets ended the period lower amid elevated volatility. As of the end of the period, the macroeconomic environment remains volatile and highly uncertain, in our view, and the lack of transparency makes this a challenging environment in which to deploy capital.
On a relative basis, we continue to view both the U.S. and Europe as being favorable investment environments. While current economic conditions might push our thesis in these regions out a bit, it remains intact. As of the end of the period, we have a negative view of emerging markets given the strength in the U.S. dollar and elevated oil prices, which equate to a tax on those economies. We also continue to have a negative view of China as of the end of the period, even though the country is emerging from lockdowns and is accelerating its stimulus rollout. The investment backdrop there is still marred by geopolitics, regulatory concerns, a stringent zero-COVID policy, and President Xi Jinping’s increasingly autocratic rule, punctuated by the outcome of the 20th Chinese Communist Party Congress, which further consolidated Xi’s power and extended his presidency to a third five-year term. We believe Japan is challenged in two ways: it has greater sensitivity to global growth (which is currently declining) and is experiencing yen weakness which, while beneficial to the exporters the Fund owns, does not benefit U.S. dollar-based investments. By looking at the regions on a relative strength basis, we have reaffirmed our conviction in both Europe and the U.S. In both places, we believe there are numerous strong companies that we like for fundamental reasons.
Due to the continued uncertain macroeconomic backdrop, we have not done a lot of trading in the Fund’s portfolio as of the end of the period. However, we have made some smaller changes to the portfolio at the margin. From a sector perspective, we are seeing opportunities in high-growth Information Technology companies that are trading at a discount relative to recent history. From a regional perspective, we continue to find opportunities within our investable universe in North America and, to a certain extent, Europe, where they are trading at attractive valuations, in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • The Fund may focus on a limited number of securities and investments in particular sectors, geographic regions or countries, so it may be more exposed to risks and volatility than a fund holding more geographically diverse investments. The Fund may also hold a limited number of securities. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.7%
Consumer Discretionary	20.0
Consumer Staples	7.2
Energy	5.7
Financials	8.0
Health Care	6.3
Industrials	18.4
Information Technology	19.5
Materials	4.8
Total	97.6%
Short-Term Investments	1.5
Other Assets & Liabilities	0.9
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
18

The Hartford International Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-27.18%	-0.40%	3.96%
Class A2	-31.19%	-1.53%	3.37%
Class C1	-27.75%	-1.16%	3.18%
Class C3	-28.39%	-1.16%	3.18%
Class I1	-26.99%	-0.10%	4.29%
Class R3[1]	-27.43%	-0.71%	3.67%
Class R4[1]	-27.21%	-0.41%	3.99%
Class R5[1]	-26.97%	-0.10%	4.30%
Class R6[1]	-26.94%	-0.01%	4.40%
Class Y1	-26.95%	-0.06%	4.38%
Class F1	-26.95%	-0.01%	4.35%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.07%	1.07%
Class C	1.84%	1.84%
Class I	0.77%	0.77%
Class R3	1.40%	1.40%
Class R4	1.10%	1.10%
Class R5	0.79%	0.79%
Class R6	0.69%	0.69%
Class Y	0.79%	0.77%
Class F	0.68%	0.68%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class Y. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

19

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Nicolas M. Choumenkovitch
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Tara C. Stilwell, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Opportunities Fund returned -27.18%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the MSCI ACWI ex USA Index (Net), which returned -24.73% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -29.71% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2021, markets rose on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
Within the MSCI ACWI ex USA Index (Net), ten out of eleven sectors posted negative returns for the twelve-month period ended October 31, 2022. The Information Technology (-37.13%), Consumer Discretionary (-36.53%), and Communication Services (-34.12%) sectors posted the largest losses over the period, while the Energy (+2.24%) sector posted a gain.
Security selection detracted from the Fund’s relative performance over the period, led by weak selection within the Financials, Communication Services, and Real Estate sectors. Conversely, strong selection within the Energy, Industrials, and Materials sectors contributed positively, partially offsetting the negative relative results. Sector allocation, a result of the bottom-up stock selection process, contributed positively to relative results. The Fund’s relative overweight to the Energy sector and underweights to the Communication Services and Information Technology sectors proved beneficial to performance, while relative underweights to the Financials and Consumer Staples sectors detracted from performance, partially offsetting results.
Top detractors from the Fund’s performance relative to the MSCI ACWI ex USA Index (Net) during the period included Fastighets AB Balder (Real Estate), Intermediate Capital Group (Financials), and Techtronic Industries (Industrials). Shares of Swedish real estate investment trust (REIT) Fastighets AB Balder fell over the period amid a sharp slowdown in commercial real estate transactions in the region. Riksbank, the central bank of Sweden, warned that real estate companies could see their portfolios drop and violate the terms of their credit agreements as rising interest rates start negatively affecting profits. The share price of asset manager Intermediate Capital Group ended the period lower than at the beginning of the period. U.K. stocks faced pressure as the Bank of England voted to raise its base interest rate, stating that the U.K. economy was already in a recession and forecasting that gross domestic product (GDP) would contract by 0.3% in 2023. We eliminated the Fund’s position in Intermediate Capital Group during the period. Shares of Techtronic fell over the period despite reporting strong first-half 2022 results with sales growth outpacing the market. Techtronic was affected by a broader market sell-off in the Asia-Pacific region, as Wall Street indices plunged following a higher-than-anticipated U.S. Consumer Price Index report in August 2022. The market reacted negatively, reflecting fears of a global recession and a poor outlook for interest rates. Taiwan Semiconductor (Information Technology) was a top absolute detractor from performance during the period.

20

The Hartford International Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Cenovus Energy (Energy), Shell (Energy), and Localiza Rent A Car (Industrials) were among the top contributors to the Fund’s relative performance during the period. Shares of Cenovus Energy rose after the company reported first-quarter 2022 earnings that beat analyst estimates and nearly tripled its dividend. In June 2022, the company announced that it would buy British Petrol’s 50% stake in the Sunrise oil sands project in northern Alberta, as the Canadian energy company had strengthened its position in the oil sands industry. Shares of Shell advanced during the period after the oil and gas conglomerate reported adjusted profits for the fourth quarter that beat consensus estimates. Shell also announced a share repurchase program to buy back $8.5 billion worth of its own shares during the first half of 2022 using proceeds from its Permian divestment and capital allocation framework. Shares of Localiza Rent A Car rose after the company reported second-quarter results that were in line with expectations. Results were driven by recovering rental demand and higher prices on rental prices. However, the company reported a decrease in used car sales volume as the company continues to manage fleet size in light of growing demand and restrictions on new cars’ supply. Equinor (Energy) was a top absolute contributor to performance during the period.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we believe the dispersion of returns will likely be wide going forward following the fairly indiscriminate sell-off in the equity markets that we’ve seen this year. We are being particularly cautious around valuation and continue to look for companies that we believe have sustainable or improving returns on capital that are not yet fully appreciated by the market. While markets remain choppy and the current outlook is uncertain, we do believe our opportunistic investment style should help generate a lot of interesting ideas that are being heavily discounted by the market’s lack of conviction on where the global economy is headed. We believe we may be getting a bit closer to a bottom in the market, and that we may start seeing more opportunities presenting themselves, but this process may take more time than we expect, and we will likely need to extend our time horizons and remain patient.
At the end of the period, the Fund’s largest overweight positions were in the Healthcare, Industrials, and Energy sectors, while the Fund had the largest underweights to the Financials and Communications Services sectors, relative to the MSCI ACWI ex USA Index (Net). From a regional perspective, the Fund had the largest overweight to the U.K. and the largest underweight to emerging markets, relative to the MSCI ACWI ex USA Index (Net), at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Mid-cap securities can have greater risks and volatility than large-cap securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • To the extent the Fund focuses on one or more sectors, geographic regions or countries, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	2.4%
Consumer Discretionary	10.1
Consumer Staples	8.3
Energy	8.6
Financials	17.0
Health Care	13.9
Industrials	14.6
Information Technology	8.0
Materials	8.3
Real Estate	1.7
Utilities	4.3
Total	97.2%
Short-Term Investments	2.6
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
21

The Hartford International Value Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-15.74%	-1.19%	5.37%
Class A2	-20.37%	-2.30%	4.78%
Class C1	-16.42%	-1.92%	4.63%
Class C3	-17.24%	-1.92%	4.63%
Class I1	-15.52%	-0.90%	5.71%
Class R3[1]	-16.04%	-1.53%	5.05%
Class R4[1]	-15.79%	-1.24%	5.37%
Class R5[1]	-15.53%	-0.92%	5.70%
Class R6[1]	-15.42%	-0.81%	5.96%
Class Y1	-15.53%	-0.88%	5.93%
Class F1	-15.42%	-0.81%	5.77%
MSCI EAFE Value Index (Net)	-16.35%	-1.67%	2.91%
MSCI EAFE Index (Net)	-23.00%	-0.09%	4.13%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.22%	1.22%
Class C	1.97%	1.97%
Class I	0.95%	0.93%
Class R3	1.56%	1.56%
Class R4	1.26%	1.26%
Class R5	0.94%	0.94%
Class R6	0.84%	0.84%
Class Y	0.91%	0.91%
Class F	0.84%	0.84%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual fee waivers or expense reimbursement arrangements, if any. Net expenses reflect such arrangements only with respect to Class I. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

22

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
James H. Shakin, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Andrew M. Corry, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford International Value Fund returned -15.74%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmarks, the MSCI EAFE Value Index (Net), which returned -16.35% for the same period, and the MSCI EAFE Index (Net), which returned -23.00% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -19.92% average return of the Lipper International Multi-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). Towards the end of 2021, markets rebounded on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures. Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
Ten out of eleven sectors in the MSCI EAFE Value Index (Net) fell during the period. The Real Estate (-29.5%), Consumer Discretionary (-27.0%), and Information Technology (-21.9%) sectors fell the most during the period.
Sector allocation, a result of bottom-up stock selection decisions, was the primary driver of the Fund’s outperformance relative to the MSCI EAFE Value Index (Net) over the period. The Fund’s overweight to the Energy sector and underweights to the Real Estate and Utilities sectors contributed the most to performance during the period. Security selection also contributed positively to relative returns over the period. Strong selection in the Financials, Industrials, and Utilities sectors was partially offset by weak selection in the Communication Services and Energy sectors.
On a regional basis, security selection in Developed European Union (EU) & Middle East ex United Kingdom as well as Japan contributed the most to returns relative to MSCI EAFE Value Index (Net). Conversely, the Fund’s overweight to emerging markets and underweight to the United Kingdom detracted from relative returns during the period.
The largest contributors to performance relative to the MSCI EAFE Value Index (Net) over period were Cia de Saneamento Basico (Utilities), JGC Holdings (Industrials), and Bank Mandiri (Financials). Shares of Cia de Saneamento Basico advanced during the period after the water and waste management company reported full-year 2021 net income of BRL 2,305.9 million, up 136.9% year over year and net operating revenue totaled BRL 19,491 million, up by 9.5% over 2020. Shares of JGC Holdings rose during the period along with most Asian oil and gas related companies, as crude oil prices rose amid sanctions levied against Russia for the war in Ukraine. The Japanese engineering company also reported third-quarter 2022 operating income during the period that met expectations. Shares of Bank Mandiri ended the period higher after the Indonesian lender's first-quarter 2022 net profit topped consensus expectations on the back of strong noninterest income and solid loan growth as Indonesia's economy recovered after the easing of pandemic-related restrictions.
The largest detractors from performance relative to the MSCI EAFE Value Index (Net) over the period were Gazprom (Energy), British American Tobacco (Consumer Staples), and Sberbank Russia (Financials). Shares of Gazprom, a Russian majority state-owned natural gas company, ended the period lower. Russian stocks tumbled

23

The Hartford International Value Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

as the standoff between the West and Russia over Ukraine intensified and increasing sanctions against Russia wiped out almost $200 billion in stock market value. The share price of British American Tobacco, a multinational tobacco company, rose in August following solid first half 2022 results released towards the end of July 2022, where management reiterated guidance. In the half year, net sales increased 5.7% year over year to £12.87 billion (versus consensus expectations of £12.79 billion) driven by New Category growth and strong pricing in combustibles. Shares of Sberbank fell after the U.S. announced sanctions in response to the Ukraine invasion, which included severing the Russian bank from the U.S. financial system and restricting new equity issuances and all dealings in new debt with a maturity greater than 14 days.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.
What is the outlook as of the end of the period?
As of the end of the period, we continue to focus on opportunities which fit into our framework of looking for stocks with low relative price, low expectations, and low valuations that generally feature strong balance sheets and significant potential upside.
At the end of the period, the Consumer Discretionary and Industrials sectors were the Fund’s largest overweight exposures, while the Utilities and Healthcare sectors were the Fund’s largest underweight exposures relative to the MSCI EAFE Value Index (Net). On a regional basis, the Fund ended the period with the largest overweights to emerging markets and Japan, and the largest underweights to Europe and Developed Asia Pacific ex Japan, relative to the MSCI EAFE Value Index (Net).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. These risks may also be greater, and there may be additional risks, if the Fund focuses in a particular geographic region or country, such as Japan. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Small- and mid-cap securities can have greater risks and volatility than large-cap securities. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur.
Composition by Sector(1)
as of 10/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.4%
Consumer Discretionary	12.0
Consumer Staples	5.0
Energy	11.4
Financials	25.2
Health Care	6.3
Industrials	13.1
Information Technology	4.3
Materials	7.1
Real Estate	2.0
Utilities	1.9
Total	95.7%
Short-Term Investments	3.6
Other Assets & Liabilities	0.7
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

24

Hartford International/Global Equity Funds
Benchmark Glossary (Unaudited)

MSCI ACWI (All Country World) ex USA Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall growth style characteristics across developed market countries (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed market countries, excluding the US and Canada.
MSCI EAFE Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities exhibiting overall value style characteristics across developed market countries, excluding the US and Canada.
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across emerging market countries.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
25

Hartford International/Global Equity Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Climate Opportunities Fund
Class A	$ 1,000.00	$ 920.80	$ 5.86	$ 1,000.00	$ 1,019.11	$ 6.16	1.21% (1)
Class C	$ 1,000.00	$ 917.60	$ 9.38	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 921.60	$ 4.31	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R3	$ 1,000.00	$ 918.90	$ 7.44	$ 1,000.00	$ 1,017.44	$ 7.83	1.54% (1)
Class R4	$ 1,000.00	$ 921.60	$ 4.94	$ 1,000.00	$ 1,020.01	$ 5.19	1.02%
Class R5	$ 1,000.00	$ 922.40	$ 3.92	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 923.50	$ 3.35	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 922.10	$ 3.83	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 922.90	$ 3.34	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford Emerging Markets Equity Fund
Class A	$ 1,000.00	$ 799.10	$ 6.58	$ 1,000.00	$ 1,017.90	$ 7.38	1.45%
Class C	$ 1,000.00	$ 796.90	$ 9.96	$ 1,000.00	$ 1,014.12	$ 11.17	2.20%
Class I	$ 1,000.00	$ 800.00	$ 5.40	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class R3	$ 1,000.00	$ 798.50	$ 7.70	$ 1,000.00	$ 1,016.64	$ 8.64	1.70%
Class R4	$ 1,000.00	$ 798.70	$ 6.71	$ 1,000.00	$ 1,017.74	$ 7.53	1.48% (1)
Class R5	$ 1,000.00	$ 800.40	$ 5.31	$ 1,000.00	$ 1,019.31	$ 5.96	1.17% (1)
Class R6	$ 1,000.00	$ 800.90	$ 4.45	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class Y	$ 1,000.00	$ 800.40	$ 4.99	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class F	$ 1,000.00	$ 800.70	$ 4.45	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
26

Hartford International/Global Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Global Impact Fund
Class A	$ 1,000.00	$ 920.30	$ 5.76	$ 1,000.00	$ 1,019.21	$ 6.06	1.19%
Class C	$ 1,000.00	$ 917.10	$ 9.38	$ 1,000.00	$ 1,015.43	$ 9.86	1.94%
Class I	$ 1,000.00	$ 921.60	$ 4.41	$ 1,000.00	$ 1,020.62	$ 4.63	0.91% (1)
Class R3	$ 1,000.00	$ 918.90	$ 6.82	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 920.90	$ 5.37	$ 1,000.00	$ 1,019.61	$ 5.65	1.11%
Class R5	$ 1,000.00	$ 922.30	$ 3.92	$ 1,000.00	$ 1,021.12	$ 4.13	0.81%
Class R6	$ 1,000.00	$ 922.40	$ 3.34	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class Y	$ 1,000.00	$ 922.50	$ 3.83	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class F	$ 1,000.00	$ 922.90	$ 3.34	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Hartford International Equity Fund
Class A	$ 1,000.00	$ 866.50	$ 4.52	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class C	$ 1,000.00	$ 863.10	$ 8.27	$ 1,000.00	$ 1,016.33	$ 8.94	1.76%
Class I	$ 1,000.00	$ 867.30	$ 2.92	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class R3	$ 1,000.00	$ 864.70	$ 5.78	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%
Class R4	$ 1,000.00	$ 866.10	$ 4.42	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
Class R5	$ 1,000.00	$ 868.10	$ 3.11	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class R6	$ 1,000.00	$ 867.90	$ 2.50	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class Y	$ 1,000.00	$ 867.40	$ 3.01	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class F	$ 1,000.00	$ 868.00	$ 2.50	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
The Hartford International Growth Fund
Class A	$ 1,000.00	$ 832.80	$ 6.10	$ 1,000.00	$ 1,018.55	$ 6.72	1.32% (1)
Class C	$ 1,000.00	$ 829.60	$ 9.46	$ 1,000.00	$ 1,014.87	$ 10.41	2.05%
Class I	$ 1,000.00	$ 834.70	$ 4.16	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class R3	$ 1,000.00	$ 832.00	$ 7.25	$ 1,000.00	$ 1,017.29	$ 7.98	1.57%
Class R4	$ 1,000.00	$ 833.30	$ 5.92	$ 1,000.00	$ 1,018.80	$ 6.51	1.28% (1)
Class R5	$ 1,000.00	$ 834.70	$ 4.53	$ 1,000.00	$ 1,020.27	$ 4.99	0.98%
Class R6	$ 1,000.00	$ 835.50	$ 3.93	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class Y	$ 1,000.00	$ 834.50	$ 4.39	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class F	$ 1,000.00	$ 835.00	$ 3.93	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
The Hartford International Opportunities Fund
Class A	$ 1,000.00	$ 861.40	$ 5.16	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class C	$ 1,000.00	$ 857.70	$ 8.66	$ 1,000.00	$ 1,015.88	$ 9.40	1.85%
Class I	$ 1,000.00	$ 862.30	$ 3.71	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R3	$ 1,000.00	$ 859.50	$ 6.61	$ 1,000.00	$ 1,018.10	$ 7.17	1.41%
Class R4	$ 1,000.00	$ 861.00	$ 5.16	$ 1,000.00	$ 1,019.66	$ 5.60	1.10%
Class R5	$ 1,000.00	$ 862.30	$ 3.71	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R6	$ 1,000.00	$ 862.60	$ 3.29	$ 1,000.00	$ 1,021.68	$ 3.57	0.70%
Class Y	$ 1,000.00	$ 862.60	$ 3.61	$ 1,000.00	$ 1,021.32	$ 3.92	0.77%
Class F	$ 1,000.00	$ 862.40	$ 3.24	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
27

Hartford International/Global Equity Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford International Value Fund
Class A	$ 1,000.00	$ 906.70	$ 5.86	$ 1,000.00	$ 1,019.06	$ 6.21	1.22%
Class C	$ 1,000.00	$ 903.50	$ 9.45	$ 1,000.00	$ 1,015.27	$ 10.01	1.97%
Class I	$ 1,000.00	$ 908.40	$ 4.47	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 905.00	$ 7.45	$ 1,000.00	$ 1,017.39	$ 7.88	1.55%
Class R4	$ 1,000.00	$ 906.50	$ 6.10	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R5	$ 1,000.00	$ 908.10	$ 4.57	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class R6	$ 1,000.00	$ 908.70	$ 4.04	$ 1,000.00	$ 1,020.97	$ 4.28	0.84%
Class Y	$ 1,000.00	$ 908.00	$ 4.42	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class F	$ 1,000.00	$ 909.10	$ 4.00	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%

(1)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
28

Hartford Climate Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8%
	Australia - 0.4%
3,879	Macquarie Group Ltd.	$ 420,805
	Belgium - 0.3%
11,218	Umicore S.A.	369,812
	Canada - 1.0%
8,862	Canadian National Railway Co.	1,049,897
	Chile - 0.4%
31,319	Antofagasta plc	422,036
	China - 2.6%
795,692	China Longyuan Power Group Corp. Ltd. Class H	909,214
7,200	Contemporary Amperex Technology Co., Ltd. Class A	369,502
124,560	LONGi Green Energy Technology Co., Ltd. Class A*	822,615
68,900	Shenzhen Inovance Technology Co., Ltd. Class A	631,252
		2,732,583
	Denmark - 1.6%
85,227	Vestas Wind Systems A/S	1,680,137
	France - 4.1%
39,983	Carrefour S.A.	643,544
15,867	Cie de Saint-Gobain	648,658
8,437	Legrand S.A.	642,938
11,197	Schneider Electric SE	1,415,931
43,938	Veolia Environnement S.A.	980,521
		4,331,592
	Germany - 4.8%
18,813	Bayerische Motoren Werke AG	1,476,667
39,109	Infineon Technologies AG	948,998
1,988	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	524,784
19,453	Siemens AG	2,124,442
		5,074,891
	Ireland - 1.7%
16,679	Aptiv plc*	1,518,956
4,643	Kingspan Group plc	234,085
		1,753,041
	Israel - 1.6%
7,592	SolarEdge Technologies, Inc.*	1,746,388
	Italy - 1.0%
33,577	Prysmian S.p.A.	1,092,868
	Japan - 7.3%
5,600	Daikin Industries Ltd.	838,808
22,052	East Japan Railway Co.	1,175,049
20,486	Hitachi Ltd.	929,528
1,800	Keyence Corp.	678,717
108,880	Kubota Corp.	1,518,832
27,600	Nabtesco Corp.	586,235
8,400	Nidec Corp.	461,865
57,000	Sekisui Chemical Co., Ltd.	711,817
3,400	Shimano, Inc.	526,127
19,100	Sumitomo Forestry Co., Ltd.	298,792
		7,725,770
	Netherlands - 0.8%
9,012	Aalberts N.V.	312,641
4,613	Alfen Beheer B.V.*(1)	489,341
		801,982
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.8% - (continued)
	Norway - 1.4%
18,410	Borregaard ASA	$ 247,528
36,453	Mowi ASA	544,089
107,599	Norsk Hydro ASA	682,858
		1,474,475
	South Korea - 1.5%
807	LG Energy Solution Ltd.*	298,605
2,602	Samsung SDI Co., Ltd.	1,342,411
		1,641,016
	Spain - 2.0%
17,886	Corp. Acciona Energias Renovables S.A.	703,293
129,269	Iberdrola S.A.	1,314,572
30,806	Soltec Power Holdings S.A.*	129,759
		2,147,624
	Sweden - 1.4%
77,787	Hexagon AB Class B	768,994
87,932	Nibe Industrier AB Class B	701,413
		1,470,407
	Switzerland - 0.8%
12,098	Swiss Re AG	898,697
	Taiwan - 1.2%
147,000	Chroma ATE, Inc.	802,566
67,000	Giant Manufacturing Co., Ltd.	426,372
		1,228,938
	United Kingdom - 2.9%
148,729	Kingfisher plc	373,672
154,054	National Grid plc	1,678,436
69,307	Persimmon plc	1,037,100
		3,089,208
	United States - 57.0%
8,010	Acuity Brands, Inc.	1,470,395
32,615	AECOM	2,455,257
1,752	Albemarle Corp.	490,332
19,472	Alphabet, Inc. Class A*	1,840,299
15,031	Amazon.com, Inc.*	1,539,775
10,112	American Water Works Co., Inc.	1,469,678
7,686	Aspen Technology, Inc.*	1,855,785
4,426	Autodesk, Inc.*	948,492
14,298	Avangrid, Inc.	581,643
8,315	Ball Corp.	410,678
11,276	ChargePoint Holdings, Inc.*(2)	157,638
23,890	Consolidated Edison, Inc.	2,101,364
4,792	Danaher Corp.	1,206,003
29,658	Darling Ingredients, Inc.*	2,327,560
6,729	Deere & Co.	2,663,473
7,729	Eaton Corp. plc	1,159,891
25,108	Eversource Energy	1,915,238
58,715	Exelon Corp.	2,265,812
23,449	First Solar, Inc.*	3,413,471
8,144	Fluence Energy, Inc.*(2)	121,590
16,631	FMC Corp.	1,977,426
27,605	Green Plains, Inc.*	797,508
21,718	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	590,295
2,256	Hubbell, Inc.	535,755
39,553	Johnson Controls International plc	2,287,746
22,367	Kroger Co.	1,057,735
2,781	Lowe's Cos., Inc.	542,156
11,067	Microsoft Corp.	2,568,983
7,803	Moody's Corp.	2,066,781
16,383	NextEra Energy, Inc.	1,269,683

The accompanying notes are an integral part of these financial statements.
29

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.8% - (continued)
	United States - 57.0% - (continued)
7,731	ON Semiconductor Corp.*		$ 474,915
6,605	Owens Corning		565,454
9,616	Plug Power, Inc.*		153,664
7,137	S&P Global, Inc.		2,292,761
12,087	Texas Instruments, Inc.		1,941,535
14,781	Verisk Analytics, Inc. Class A		2,702,410
13,944	Waste Management, Inc.		2,208,311
26,260	Westinghouse Air Brake Technologies Corp.		2,449,533
83,980	Weyerhaeuser Co., REIT		2,597,501
11,312	Wolfspeed, Inc.*		890,821
			60,365,347
	Total Common Stocks (cost $101,086,673)		$ 101,517,514
SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 0.4%
$ 455,398	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 3.02%(3)		$ 455,398
	Repurchase Agreements - 2.9%
3,053,585	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.01%, due on 11/1/2022 with a maturity value of $3,053,840; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $3,114,709		3,053,585
	Securities Lending Collateral - 0.2%
23,219	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(3)		23,219
77,395	HSBC US Government Money Market Fund, 3.09%(3)		77,395
23,219	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(3)		23,219
23,218	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(3)		23,218
			147,051
	Total Short-Term Investments (cost $3,656,034)		$ 3,656,034
	Total Investments (cost $104,742,707)	99.3%	$ 105,173,548
	Other Assets and Liabilities	0.7%	743,683
	Total Net Assets	100.0%	$ 105,917,231
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $489,341, representing 0.5% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
30

Hartford Climate Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 420,805	$ —	$ 420,805	$ —
Belgium	369,812	—	369,812	—
Canada	1,049,897	1,049,897	—	—
Chile	422,036	—	422,036	—
China	2,732,583	—	2,732,583	—
Denmark	1,680,137	—	1,680,137	—
France	4,331,592	—	4,331,592	—
Germany	5,074,891	—	5,074,891	—
Ireland	1,753,041	1,518,956	234,085	—
Israel	1,746,388	1,746,388	—	—
Italy	1,092,868	—	1,092,868	—
Japan	7,725,770	—	7,725,770	—
Netherlands	801,982	—	801,982	—
Norway	1,474,475	—	1,474,475	—
South Korea	1,641,016	—	1,641,016	—
Spain	2,147,624	—	2,147,624	—
Sweden	1,470,407	—	1,470,407	—
Switzerland	898,697	—	898,697	—
Taiwan	1,228,938	—	1,228,938	—
United Kingdom	3,089,208	—	3,089,208	—
United States	60,365,347	60,365,347	—	—
Short-Term Investments	3,656,034	602,449	3,053,585	—
Total	$ 105,173,548	$ 65,283,037	$ 39,890,511	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
31

Hartford Emerging Markets Equity Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Brazil - 4.1%
19,300	Arezzo Industria e Comercio S.A.	$ 390,446
60,600	Banco BTG Pactual S.A.	339,515
745,600	Banco do Brasil S.A.	5,343,551
220,100	CCR S.A.	552,221
163,600	Embraer S.A.*	435,485
427,624	JBS S.A.	2,066,304
206,100	Marfrig Global Foods S.A.	426,923
122,170	StoneCo Ltd. Class A*	1,282,785
272,800	Vale S.A.	3,545,265
		14,382,495
	Cayman Islands - 0.2%
175,967	Hello Group, Inc. ADR	827,045
	Chile - 0.8%
673,872	Cencosud S.A.	907,067
21,119	Sociedad Quimica y Minera de Chile S.A. ADR	1,978,428
		2,885,495
	China - 26.1%
776,200	37 Interactive Entertainment Network Technology Group Co., Ltd. Class A	1,544,719
605,500	3SBio, Inc.(1)	427,608
7,064,131	Agricultural Bank of China Ltd. Class H	2,016,338
1,183,900	Alibaba Group Holding Ltd.*	9,204,712
17,054	Alibaba Group Holding Ltd. ADR*	1,084,293
65,418	Autohome, Inc. ADR	1,708,718
3,709,000	BAIC Motor Corp. Ltd. Class H(1)	821,710
7,723	Baidu, Inc. ADR*	591,350
20,649,105	Bank of China Ltd. Class H	6,650,605
4,386,624	Bank of Communications Co., Ltd. Class H	2,140,316
908,700	Bank of Nanjing Co., Ltd. Class A	1,286,583
904,513	Baoshan Iron & Steel Co., Ltd. Class A	597,271
97,200	BYD Co., Ltd. Class H	2,177,584
73,700	CanSino Biologics, Inc. Class H(1)(2)	685,213
7,325,345	China Cinda Asset Management Co., Ltd. Class H	680,461
4,771,137	China CITIC Bank Corp. Ltd. Class H	1,798,516
2,703,600	China Feihe Ltd.(1)	1,557,422
1,950,000	China Galaxy Securities Co., Ltd. Class H	730,191
1,269,500	China Hongqiao Group Ltd.	898,487
976,100	China Medical System Holdings Ltd.	1,066,803
77,316	China National Medicines Corp. Ltd. Class A	277,776
2,119,500	China Railway Group Ltd. Class A	1,450,681
1,445,000	China Resources Pharmaceutical Group Ltd.(1)	974,768
88,200	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	659,688
1,008,149	COSCO Shipping Holdings Co., Ltd. Class H	1,086,453
2,122,600	Country Garden Holdings Co., Ltd.	273,585
1,201,500	CSPC Pharmaceutical Group Ltd.	1,234,134
6,283	Daqo New Energy Corp. ADR*	276,389
2,312,000	Dongfeng Motor Group Co., Ltd. Class H	1,045,958
198,200	Great Wall Motor Co., Ltd. Class H	216,514
1,159,600	Haichang Ocean Park Holdings Ltd.*(1)(2)	1,026,887
133,600	Haier Smart Home Co., Ltd. Class H	334,399
146,890	Huayu Automotive Systems Co., Ltd. Class A	337,648
139,800	JD Health International, Inc.*(1)	766,954
144,499	JD.com, Inc. Class A	2,631,401
183,000	Jiangsu Zhongtian Technology Co., Ltd. Class A	551,717
3,350,000	Lenovo Group Ltd.	2,677,345
2,904,600	Logan Group Co., Ltd.(2)	117,914
19,400	Luzhou Laojiao Co., Ltd. Class A	416,147
45,900	Meituan Class B*(1)	734,884
251,200	NetEase, Inc.	2,787,126
25,518	NetEase, Inc. ADR	1,419,311
313,400	North Industries Group Red Arrow Co., Ltd. Class A	884,723
6,721,098	People's Insurance Co., Group of China Ltd. Class H	1,857,441
2,035,300	PetroChina Co., Ltd. Class A	1,333,458
31,818	Pinduoduo, Inc. ADR*	1,744,581
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	China - 26.1% - (continued)
760,900	Ping An Insurance Group Co. of China Ltd. Class H	$ 3,046,180
971,516	RLX Technology, Inc. ADR*(2)	1,214,395
1,106,000	Seazen Group Ltd.*	177,660
953,400	Shaanxi Coal Industry Co., Ltd. Class A	2,591,274
958,000	Shanghai International Port Group Co., Ltd. Class A	679,468
49,100	Shanxi Xinghuacun Fen Wine Factory Co., Ltd. Class A	1,566,172
303,200	Sichuan Kelun Pharmaceutical Co., Ltd. Class A	1,030,723
4,062,000	Sihuan Pharmaceutical Holdings Group Ltd.(2)	346,272
792,249	Sinotruk Hong Kong Ltd.	706,286
2,016,400	Sunac China Holdings Ltd.*(2)(3)	294,125
145,778	TBEA Co., Ltd. Class A	408,522
351,380	Tencent Holdings Ltd.	9,233,132
191,800	Tencent Music Entertainment Group ADR*	692,398
69,300	Tongwei Co., Ltd. Class A	414,368
1,180,200	Topsports International Holdings Ltd.(1)	595,101
114,900	Westone Information Industry, Inc. Class A	573,020
251,600	Yadea Group Holdings Ltd.(1)	384,163
89,900	Yankuang Energy Group Co., Ltd. Class H(2)	252,755
559,800	YTO Express Group Co., Ltd. Class A	1,448,520
187,200	ZTE Corp. Class H	333,936
		90,775,252
	Czech Republic - 0.7%
71,100	CEZ AS	2,325,218
	Greece - 0.4%
382,500	Eurobank Ergasias Services & Holdings S.A. Class A*	377,605
298,200	National Bank of Greece S.A.*	1,080,460
		1,458,065
	Hong Kong - 2.9%
276,400	BOE Varitronix Ltd.	409,854
3,035,000	China Jinmao Holdings Group Ltd.	402,116
218,300	China Resources Beer Holdings Co., Ltd.	1,030,058
296,200	China Taiping Insurance Holdings Co., Ltd.	205,131
684,800	China Traditional Chinese Medicine Co., Ltd.	296,003
1,274,900	GCL Technology Holdings Ltd.*	323,132
455,700	Geely Automobile Holdings Ltd.	490,416
635,096	Hopson Development Holdings Ltd.	509,717
402,500	Kingboard Holdings Ltd.	993,635
829,500	Kunlun Energy Co., Ltd.	495,767
49,900	Orient Overseas International Ltd.	729,196
4,231,300	Shimao Group Holdings Ltd.(2)(3)	595,643
6,567,200	Sino Biopharmaceutical Ltd.	3,186,639
882,300	Sun Art Retail Group Ltd.	140,372
3,209,700	Truly International Holdings Ltd.	392,276
		10,199,955
	Hungary - 0.2%
34,600	Richter Gedeon Nyrt	684,413
	India - 15.8%
207,700	Adani Power Ltd.*	842,081
47,509	Adani Total Gas Ltd.	2,067,628
90,400	Aditya Birla Fashion & Retail Ltd.*	386,690
84,100	Aurobindo Pharma Ltd.	546,755
41,900	Axis Bank Ltd.	459,495
32,800	Bharat Dynamics Ltd.	379,094
53,000	Canara Bank	186,215
489,500	Coal India Ltd.	1,453,114
12,214	Divi's Laboratories Ltd.	532,778
124,700	Hindalco Industries Ltd.	610,915
25,000	Hindustan Aeronautics Ltd.	763,338
581,982	ICICI Bank Ltd.	6,399,096
312,600	Indian Hotels Co., Ltd.	1,261,152
327,918	Infosys Ltd.	6,111,755
931,000	ITC Ltd.	3,925,404

The accompanying notes are an integral part of these financial statements.
32

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	India - 15.8% - (continued)
122,800	Jindal Steel & Power Ltd.	$ 682,372
55,400	KPIT Technologies Ltd.	475,239
446,900	Lemon Tree Hotels Ltd.*(1)	455,597
189,000	LIC Housing Finance Ltd.	926,364
170,300	Mahindra & Mahindra Ltd.	2,779,471
39,100	Oberoi Realty Ltd.	437,622
755,900	Oil & Natural Gas Corp. Ltd.	1,221,066
4,700	Page Industries Ltd.	2,827,473
15,400	Persistent Systems Ltd.	687,162
793,808	Power Finance Corp. Ltd.	1,105,903
17,100	Reliance Industries Ltd.	527,651
23,700	SRF Ltd.	733,502
851,400	Steel Authority of India Ltd.	809,892
42,800	Sun TV Network Ltd.	270,472
52,900	Tata Consultancy Services Ltd.	2,041,520
29,145	Tata Elxsi Ltd.	2,463,513
201,600	Tata Power Co., Ltd.	551,143
678,200	Tata Steel Ltd.	831,821
58,311	Tech Mahindra Ltd.	749,931
123,700	Titan Co., Ltd.	4,127,628
603,300	TV18 Broadcast Ltd.*	255,163
32,500	TVS Motor Co., Ltd.	450,408
62,579	United Spirits Ltd.*	677,959
94,650	Varun Beverages Ltd.	1,201,000
168,359	Vedanta Ltd.	570,495
10,933	WNS Holdings Ltd. ADR*	941,113
		54,726,990
	Indonesia - 2.1%
4,304,200	Adaro Energy Tbk PT	1,098,081
3,368,600	Astra International Tbk PT	1,439,506
5,581,400	Bank Mandiri Persero Tbk PT	3,770,532
2,376,500	Sumber Alfaria Trijaya Tbk PT	429,435
293,200	United Tractors Tbk PT	606,495
		7,344,049
	Luxembourg - 0.1%
10,338	Ternium S.A. ADR	297,631
	Malaysia - 0.9%
951,200	Hartalega Holdings Bhd	434,256
1,717,400	Kossan Rubber Industries Bhd	454,769
876,300	Petronas Chemicals Group Bhd	1,615,569
2,489,403	Supermax Corp. Bhd	508,243
		3,012,837
	Mexico - 2.4%
87,600	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	1,358,722
79,900	Grupo Aeroportuario del Sureste S.A.B. de C.V. Class B	1,875,087
707,600	Grupo Bimbo S.A.B. de C.V.	2,743,187
165,200	Grupo Financiero Banorte S.A.B. de C.V. Class O	1,344,829
276,200	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	507,847
261,800	Orbia Advance Corp. S.A.B. de C.V.	440,407
43,460	SITC International Holdings Co. Ltd.*	12,876
		8,282,955
	Poland - 0.1%
245,878	PGE Polska Grupa Energetyczna S.A.*	280,239
	Qatar - 1.5%
1,030,324	Barwa Real Estate Co.	961,412
736,250	Industries Qatar QSC	3,187,237
201,200	Ooredoo QPSC	539,416
1,116,312	United Development Co. QSC	439,100
		5,127,165
	Russia - 0.0%
722,940	Gazprom PJSC ADR*(3)	—
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Russia - 0.0% - (continued)
59,500	Lukoil PJSC ADR*(3)	$ —
94,256	Magnit PJSC GDR*(3)	—
8,412	Novatek PJSC GDR*(3)	—
574	PhosAgro PJSC*(3)	—
89,080	PhosAgro PJSC GDR*(3)	—
432,620	Surgutneftegas PJSC ADR*(3)	—
		—
	Saudi Arabia - 5.6%
102,697	Al Rajhi Bank*	2,328,588
554,807	Alinma Bank	5,536,922
32,900	Banque Saudi Fransi	378,246
246,208	Riyad Bank	2,355,572
59,700	SABIC Agri-Nutrients Co.	2,526,194
172,300	Saudi Arabian Mining Co.*	3,838,009
86,400	Saudi National Bank	1,365,826
18,950	Saudi Research & Media Group*	1,015,696
		19,345,053
	South Africa - 3.5%
19,300	Anglo American Platinum Ltd.	1,536,782
79,460	Aspen Pharmacare Holdings Ltd.	653,632
113,531	Investec Ltd.	558,423
43,500	Kumba Iron Ore Ltd.	818,344
410,367	MTN Group Ltd.	2,900,249
240,667	MultiChoice Group Ltd.	1,572,631
90,500	Nedbank Group Ltd.	1,071,885
931,600	Pepkor Holdings Ltd.(1)	1,149,745
94,167	Sasol Ltd.	1,582,951
202,125	Sibanye Stillwater Ltd.	473,422
		12,318,064
	South Korea - 11.7%
3,200	BGF retail Co., Ltd.	418,471
137,511	BNK Financial Group, Inc.	617,960
82,169	Daewoo Engineering & Construction Co., Ltd.*	241,982
197,663	DGB Financial Group, Inc.	941,232
24,957	Hana Financial Group, Inc.	721,541
46,786	Hankook Tire & Technology Co., Ltd.	1,198,388
20,900	Hyundai Engineering & Construction Co., Ltd.	510,950
20,208	Hyundai Mobis Co., Ltd.	3,099,490
29,000	Hyundai Motor Co.	3,341,915
261,026	Industrial Bank of Korea	1,912,957
25,300	JYP Entertainment Corp.	983,525
107,172	KB Financial Group, Inc.	3,606,238
71,471	Kia Corp.	3,321,314
12,438	Korea Gas Corp.	303,538
65,000	KT Corp.	1,668,869
53,306	KT Corp. ADR(2)	677,519
7,400	Kumho Petrochemical Co., Ltd.	678,391
4,421	LG Innotek Co., Ltd.	917,199
8,100	LX Semicon Co., Ltd.	469,959
34,800	NHN Corp.*	559,611
10,476	POSCO Holdings, Inc.	1,825,870
242,534	Samsung Electronics Co., Ltd.	10,094,222
15,300	Seegene, Inc.	307,586
71,900	Shinhan Financial Group Co., Ltd.	1,827,450
48,977	Woori Financial Group, Inc.	404,158
		40,650,335
	Taiwan - 11.5%
98,200	Accton Technology Corp.	738,449
305,600	ASE Technology Holding Co., Ltd.	754,572
254,100	Asustek Computer, Inc.	1,857,792
1,327,900	Cathay Financial Holding Co., Ltd.	1,554,051
298,500	E Ink Holdings, Inc.	1,896,720
174,000	Evergreen Marine Corp. Taiwan Ltd.	740,248
2,613,413	Fubon Financial Holding Co., Ltd.	4,127,974
27,200	Global Unichip Corp.	409,162

The accompanying notes are an integral part of these financial statements.
33

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Taiwan - 11.5% - (continued)
43,200	Great Tree Pharmacy Co., Ltd.	$ 361,949
105,400	International Games System Co., Ltd.	1,147,543
43,400	Lotes Co., Ltd.	1,041,553
67,300	Lotus Pharmaceutical Co., Ltd.	321,491
195,059	MediaTek, Inc.	3,555,573
36,400	Parade Technologies Ltd.	685,484
815,600	Pou Chen Corp.	688,537
1,302,676	Taiwan Semiconductor Manufacturing Co., Ltd.	15,661,035
194,800	Unimicron Technology Corp.	748,494
2,543,124	United Microelectronics Corp.	3,058,008
138,500	Yang Ming Marine Transport Corp.	257,836
81,600	Zhen Ding Technology Holding Ltd.	267,429
		39,873,900
	Thailand - 3.9%
247,700	Bangkok Bank PCL	946,935
224,500	Bumrungrad Hospital PCL	1,338,978
34,800	Delta Electronics Thailand PCL	530,321
697,400	Kasikornbank PCL	2,692,787
485,300	Kiatnakin Phatra Bank PCL	930,817
1,355,800	Krung Thai Bank PCL	623,397
975,500	PTT Exploration & Production PCL	4,626,320
514,750	Thai Vegetable Oil PCL	385,454
364,500	Thonburi Healthcare Group PCL	646,446
23,680,400	TMBThanachart Bank PCL	846,173
		13,567,628
	Turkey - 0.8%
365,900	Haci Omer Sabanci Holding AS(2)	658,952
146,300	KOC Holding AS	436,429
3,190,990	Yapi ve Kredi Bankasi AS	1,578,845
		2,674,226
	United Arab Emirates - 1.0%
945,200	Abu Dhabi Commercial Bank PJSC	2,433,102
396,845	Abu Dhabi Islamic Bank PJSC	1,026,797
		3,459,899
	Total Common Stocks (cost $405,067,275)	$ 334,498,909
PREFERRED STOCKS - 2.2%
	Brazil - 2.2%
162,006	Cia Energetica de Minas Gerais (Preference Shares)	$ 356,599
92,100	Gerdau S.A. (Preference Shares)	459,118
1,148,500	Petroleo Brasileiro S.A. (Preference Shares)	6,627,971
		7,443,688
	Total Preferred Stocks (cost $5,968,015)	$ 7,443,688
	Total Long-Term Investments (cost $411,035,290)	$ 341,942,597
SHORT-TERM INVESTMENTS - 2.4%
	Repurchase Agreements - 1.3%
4,349,842	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $4,350,206; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $4,436,879	$ 4,349,842
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.4% - (continued)
	Securities Lending Collateral - 1.1%
615,564	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		$ 615,564
2,051,880	HSBC US Government Money Market Fund, 3.09%(4)		2,051,880
615,564	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		615,564
615,564	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		615,564
			3,898,572
	Total Short-Term Investments (cost $8,248,414)		$ 8,248,414
	Total Investments (cost $419,283,704)	100.9%	$ 350,191,011
	Other Assets and Liabilities	(0.9)%	(2,978,865)
	Total Net Assets	100.0%	$ 347,212,146
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $9,580,052, representing 2.8% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
34

Hartford Emerging Markets Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	44	12/16/2022	$ 1,877,920	$ (265,851)
Total futures contracts				$ (265,851)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 14,382,495	$ 14,382,495	$ —	$ —
Cayman Islands	827,045	827,045	—	—
Chile	2,885,495	2,885,495	—	—
China	90,775,252	8,731,435	81,749,692	294,125
Czech Republic	2,325,218	2,325,218	—	—
Greece	1,458,065	—	1,458,065	—
Hong Kong	10,199,955	509,717	9,094,595	595,643
Hungary	684,413	—	684,413	—
India	54,726,990	941,113	53,785,877	—
Indonesia	7,344,049	—	7,344,049	—
Luxembourg	297,631	297,631	—	—
Malaysia	3,012,837	—	3,012,837	—
Mexico	8,282,955	8,282,955	—	—
Poland	280,239	—	280,239	—
Qatar	5,127,165	—	5,127,165	—
Russia	—	—	—	—
Saudi Arabia	19,345,053	19,345,053	—	—
South Africa	12,318,064	4,352,684	7,965,380	—
South Korea	40,650,335	677,519	39,972,816	—
Taiwan	39,873,900	—	39,873,900	—
Thailand	13,567,628	10,874,841	2,692,787	—
Turkey	2,674,226	1,578,845	1,095,381	—
United Arab Emirates	3,459,899	—	3,459,899	—
Preferred Stocks	7,443,688	7,443,688	—	—
Short-Term Investments	8,248,414	3,898,572	4,349,842	—
Total	$ 350,191,011	$ 87,354,306	$ 261,946,937	$ 889,768
Liabilities
Futures Contracts(2)	$ (265,851)	$ (265,851)	$ —	$ —
Total	$ (265,851)	$ (265,851)	$ —	$ —

(1)	For the year ended October 31, 2022, investments valued at $10,238,891 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
35

Hartford Global Impact Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.2%
	Australia - 0.7%
594,857	Cleanaway Waste Management Ltd.	$ 1,028,942
	Bangladesh - 0.6%
350,354	GrameenPhone Ltd.	991,228
	Brazil - 2.4%
273,300	Telefonica Brasil S.A.	2,185,659
507,500	YDUQS Participacoes S.A.	1,584,740
		3,770,399
	Canada - 3.9%
122,425	Brookfield Renewable Partners L.P.	3,552,289
53,761	Stantec, Inc.	2,630,534
		6,182,823
	China - 2.8%
1,420,000	CSPC Pharmaceutical Group Ltd.	1,458,569
156,800	Hangzhou Tigermed Consulting Co., Ltd. Class H(1)	1,064,900
42,800	Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	1,913,267
		4,436,736
	Finland - 2.1%
736,199	Nokia Oyj	3,271,604
	France - 1.4%
17,568	Schneider Electric SE	2,221,584
	India - 0.6%
67,197	Shriram Transport Finance Co., Ltd.	999,331
	Indonesia - 1.8%
9,750,829	Bank Rakyat Indonesia Persero Tbk PT	2,908,995
	Ireland - 2.0%
20,379	Trane Technologies plc	3,253,100
	Israel - 3.2%
24,396	CyberArk Software Ltd.*	3,827,977
5,676	SolarEdge Technologies, Inc.*	1,305,650
		5,133,627
	Japan - 1.2%
87,648	Katitas Co., Ltd.	1,961,353
	Kenya - 0.6%
4,637,100	Safaricom plc	959,136
	Netherlands - 3.5%
39,603	Aalberts N.V.	1,373,894
21,247	Koninklijke DSM N.V.	2,499,292
62,854	Signify N.V.(1)	1,741,380
		5,614,566
	Puerto Rico - 2.1%
46,619	Popular, Inc.	3,296,896
	South Africa - 2.6%
2,931,910	Old Mutual Ltd.	1,664,246
363,098	Vodacom Group Ltd.	2,473,245
		4,137,491
	South Korea - 1.7%
5,357	Samsung SDI Co., Ltd.	2,763,757
	Spain - 1.9%
16,445	Acciona S.A.	2,961,113
	Sweden - 0.3%
16,881	MIPS AB(2)	545,967
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.2% - (continued)
	Switzerland - 1.2%
33,472	Landis+Gyr Group AG*	$ 1,928,889
	Taiwan - 1.6%
283,000	Chroma ATE, Inc.	1,545,076
50,891	MediaTek, Inc.	927,651
		2,472,727
	United Kingdom - 3.8%
18,128	Croda International plc	1,404,368
47,437	Genus plc	1,386,371
89,228	Hikma Pharmaceuticals plc	1,280,888
127,020	Nomad Foods Ltd.*	1,956,108
		6,027,735
	United States - 53.2%
14,750	Advanced Drainage Systems, Inc.	1,709,230
33,706	Agilent Technologies, Inc.	4,663,225
97,770	agilon health, Inc.*(2)	1,940,735
20,075	Alexandria Real Estate Equities, Inc. REIT	2,916,897
14,502	Amedisys, Inc.*	1,415,250
26,305	Ball Corp.	1,299,204
17,150	Block, Inc.*	1,030,201
24,113	Boston Properties, Inc. REIT	1,753,015
121,837	Boston Scientific Corp.*	5,252,393
18,812	Danaher Corp.	4,734,416
40,145	Darling Ingredients, Inc.*	3,150,580
13,454	Etsy, Inc.*	1,263,465
80,720	Evoqua Water Technologies Corp.*	3,162,610
16,033	F5, Inc.*	2,291,276
25,462	First Solar, Inc.*	3,706,503
37,871	Globe Life, Inc.	4,374,858
52,523	GoDaddy, Inc. Class A*	4,222,849
34,154	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	928,306
17,066	Hubbell, Inc.	4,052,834
7,730	Illumina, Inc.*	1,768,779
9,051	Insulet Corp.*	2,342,489
183,155	Laureate Education, Inc. Class A	2,315,079
60,288	National Vision Holdings, Inc.*	2,233,068
37,362	OneMain Holdings, Inc.	1,440,679
107,514	PGT Innovations, Inc.*	2,291,123
148,074	PowerSchool Holdings, Inc. Class A*	2,961,480
27,890	Rapid7, Inc.*	1,262,580
25,767	Sun Communities, Inc. REIT	3,474,680
16,176	Tetra Tech, Inc.	2,285,345
53,180	Upwork, Inc.*	715,271
9,792	Watts Water Technologies, Inc. Class A	1,433,157
44,386	Westinghouse Air Brake Technologies Corp.	4,140,326
19,419	Xylem, Inc.	1,989,088
		84,520,991
	Total Common Stocks (cost $154,125,018)	$ 151,388,990
SHORT-TERM INVESTMENTS - 4.9%
	Repurchase Agreements - 3.7%
5,875,364	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $5,875,855; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $5,992,882	$ 5,875,364
	Securities Lending Collateral - 1.2%
311,117	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(3)	311,117

The accompanying notes are an integral part of these financial statements.
36

Hartford Global Impact Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 4.9% - (continued)
	Securities Lending Collateral - 1.2% - (continued)
1,037,059	HSBC US Government Money Market Fund, 3.09%(3)		$ 1,037,059
311,118	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(3)		311,118
311,118	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(3)		311,118
			1,970,412
	Total Short-Term Investments (cost $7,845,776)		$ 7,845,776
	Total Investments (cost $161,970,794)	100.1%	$ 159,234,766
	Other Assets and Liabilities	(0.1)%	(205,964)
	Total Net Assets	100.0%	$ 159,028,802
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $2,806,280, representing 1.8% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 1,028,942	$ —	$ 1,028,942	$ —
Bangladesh	991,228	991,228	—	—
Brazil	3,770,399	3,770,399	—	—
Canada	6,182,823	6,182,823	—	—
China	4,436,736	—	4,436,736	—
Finland	3,271,604	—	3,271,604	—
France	2,221,584	—	2,221,584	—
India	999,331	—	999,331	—
Indonesia	2,908,995	—	2,908,995	—
Ireland	3,253,100	3,253,100	—	—
Israel	5,133,627	5,133,627	—	—
Japan	1,961,353	—	1,961,353	—
Kenya	959,136	959,136	—	—
Netherlands	5,614,566	—	5,614,566	—
Puerto Rico	3,296,896	3,296,896	—	—
South Africa	4,137,491	—	4,137,491	—
South Korea	2,763,757	—	2,763,757	—
Spain	2,961,113	—	2,961,113	—
Sweden	545,967	—	545,967	—
Switzerland	1,928,889	—	1,928,889	—
Taiwan	2,472,727	—	2,472,727	—
United Kingdom	6,027,735	1,956,108	4,071,627	—
United States	84,520,991	84,520,991	—	—
Short-Term Investments	7,845,776	1,970,412	5,875,364	—
Total	$ 159,234,766	$ 112,034,720	$ 47,200,046	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
37

Hartford International Equity Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0%
	Argentina - 0.0%
27,555	YPF S.A. ADR*	$ 210,520
	Australia - 2.2%
27,563	ASX Ltd.	1,194,262
536,756	Aurizon Holdings Ltd.	1,243,860
171,542	Austal Ltd.	273,119
86,376	Computershare Ltd.	1,398,258
11,830	CSL Ltd.	2,117,752
17,479	Domino's Pizza Enterprises Ltd.	712,683
456,110	Lottery Corp. Ltd.*	1,251,278
903,017	Mirvac Group REIT	1,196,466
212,086	OceanaGold Corp.*	308,240
103,471	Reece Ltd.	1,027,454
347,465	Resolute Mining Ltd.*(1)	44,504
434,386	Tabcorp Holdings Ltd.	268,181
53,618	Wesfarmers Ltd.	1,555,942
		12,591,999
	Austria - 0.7%
66,450	ams-OSRAM AG*	376,130
131,453	Erste Group Bank AG	3,239,650
23,515	Zumtobel Group AG	142,038
		3,757,818
	Belgium - 0.4%
20,173	Ageas S.A.	698,353
24,868	Anheuser-Busch InBev S.A.	1,243,907
45,222	bpost S.A.	223,536
		2,165,796
	Brazil - 1.7%
73,610	Atacadao S.A.	277,311
405,400	B3 S.A. - Brasil Bolsa Balcao	1,180,373
419,892	Caixa Seguridade Participacoes S/A	716,958
71,007	Cia de Saneamento Basico do Estado de Sao Paulo	826,158
122,100	Localiza Rent a Car S.A.	1,667,396
374	Localiza Rent a Car S.A. ADR*	5,107
1,154,788	Magazine Luiza S.A.*	999,304
74,499	Telefonica Brasil S.A.	595,790
241,720	Ultrapar Participacoes S.A.	627,522
211,903	Vale S.A. ADR	2,742,025
4,908	XP, Inc.*	90,169
		9,728,113
	Canada - 5.7%
36,881	ARC Resources Ltd.	519,233
26,655	Bank of Montreal(1)	2,455,269
35,647	Bank of Nova Scotia	1,723,019
59,347	Barrick Gold Corp.	892,590
27,258	Cameco Corp.	646,461
31,781	Canadian National Railway Co.	3,765,151
81,702	Centerra Gold, Inc.	379,619
57,730	Eldorado Gold Corp.*	322,711
55,446	Fortis, Inc.	2,163,141
25,405	Intact Financial Corp.	3,860,307
42,265	Kinross Gold Corp.	153,422
12,004	Lululemon Athletica, Inc.*	3,949,796
12,675	National Bank of Canada	863,018
50,251	Pembina Pipeline Corp.	1,659,111
60,682	Royal Bank of Canada	5,614,538
56,015	Toronto-Dominion Bank	3,584,944
95,348	Trican Well Service Ltd.*	253,356
		32,805,686
	Chile - 0.1%
52,334	Cia Cervecerias Unidas S.A.	287,255
123,034	Empresa Nacional de Telecomunicaciones S.A.	384,085
		671,340
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	China - 6.4%
76,500	Airtac International Group	$ 1,750,582
50,343	Alibaba Group Holding Ltd. ADR*	3,200,808
131,000	ANTA Sports Products Ltd.	1,151,702
48,627	Baidu, Inc. Class A*	466,187
81,212	BYD Co., Ltd. Class H	1,819,403
940,892	China BlueChemical Ltd. Class H	179,597
4,612,897	China Construction Bank Corp. Class H	2,448,010
395,796	China Merchants Bank Co., Ltd. Class H	1,295,796
6,722,480	China Reinsurance Group Corp. Class H	355,395
337,893	China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. Class A	2,527,257
11,779,651	China Tower Corp. Ltd. Class H(2)	1,065,762
629,968	China Vanke Co., Ltd. Class H	808,455
2,667,545	CSPC Pharmaceutical Group Ltd.	2,739,999
2,413,199	Dongfeng Motor Group Co., Ltd. Class H	1,091,741
190,878	Haier Smart Home Co., Ltd. Class A	544,785
147,721	Jiangsu Hengrui Medicine Co., Ltd. Class A	815,365
222,000	Kingdee International Software Group Co., Ltd.*	363,772
192,100	Livzon Pharmaceutical Group, Inc. Class A	929,493
251,300	Midea Group Co., Ltd. Class A	1,384,378
1,260,000	PetroChina Co., Ltd. Class H	481,984
284,500	Ping An Insurance Group Co. of China Ltd. Class H	1,138,965
586,274	Shanghai Pharmaceuticals Holding Co., Ltd. Class H	794,554
92,211	Shenzhou International Group Holdings Ltd.	640,221
261,500	Sinoma Science & Technology Co., Ltd. Class A	642,354
4,449,000	Sinopec Engineering Group Co., Ltd. Class H	1,590,892
238,167	Tencent Holdings Ltd.	6,258,260
47,422	ZTO Express Cayman, Inc. ADR	800,958
		37,286,675
	Denmark - 0.7%
16,068	Carlsberg A/S Class B	1,891,936
16,426	DSV Panalpina A/S	2,219,617
		4,111,553
	Finland - 0.8%
42,406	Kone Oyj Class B	1,736,347
261,125	Nokia Oyj	1,160,417
20,663	Orion Oyj Class B	950,874
87,775	Wartsila Oyj Abp	598,386
		4,446,024
	France - 9.8%
113,229	Accor S.A.*	2,713,131
40,811	Airbus SE	4,415,902
164,521	AXA S.A.	4,062,826
28,643	BNP Paribas S.A.	1,343,181
65,036	Bureau Veritas S.A.	1,609,008
32,817	Capgemini SE	5,378,401
63,111	Carrefour S.A.(1)	1,015,800
33,683	Cie de Saint-Gobain	1,376,992
4,101	Criteo S.A. ADR*	104,575
38,162	Danone S.A.	1,896,632
5,427	Dassault Aviation S.A.	806,009
134,226	Engie S.A.	1,744,046
113,030	Getlink SE	1,788,642
13,523	Imerys S.A.	553,519
10,719	L'Oreal S.A.	3,365,811
1,978	LVMH Moet Hennessy Louis Vuitton SE	1,248,107
37,088	Metropole Television S.A.	383,583
101,907	Orange S.A.	970,961
28,634	Quadient S.A.	402,859
26,728	Renault S.A.*	822,934
25,842	Rexel S.A.*	461,158
51,080	Schneider Electric SE	6,459,388
36,632	SCOR SE	550,877
49,437	Societe Generale S.A.	1,133,937
22,450	Sodexo S.A.	1,988,673

The accompanying notes are an integral part of these financial statements.
38

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	France - 9.8% - (continued)
1,388	Sopra Steria Group	$ 183,719
87,442	Television Francaise	555,087
99,461	TotalEnergies SE	5,425,931
12,044	Vicat S.A.	276,088
38,236	Vinci S.A.	3,519,125
		56,556,902
	Germany - 4.0%
28,978	Brenntag SE	1,758,278
98,515	Ceconomy AG(1)	160,324
10,335	Continental AG	535,308
46,460	Daimler Truck Holding AG*	1,239,208
16,331	Deutsche Boerse AG	2,655,741
165,740	Deutsche Telekom AG	3,128,423
16,316	Duerr AG	431,276
27,482	Fresenius Medical Care AG & Co. KGaA	760,168
43,512	Fresenius SE & Co. KGaA	1,001,348
24,718	HeidelbergCement AG	1,136,701
111,269	Infineon Technologies AG	2,699,994
15,386	Mercedes-Benz Group AG	890,566
20,167	Merck KGaA	3,286,515
24,276	SAP SE	2,336,632
18,772	Scout24 SE(2)	961,970
		22,982,452
	Hong Kong - 2.9%
414,703	AIA Group Ltd.	3,141,288
101,158	ASMPT Ltd.	556,420
1,960,000	Brilliance China Automotive Holdings Ltd.*	843,961
894,000	China Merchants Port Holdings Co., Ltd.	1,048,123
968,201	China Resources Gas Group Ltd.	2,479,727
174,138	CK Asset Holdings Ltd.	962,734
115,996	Dah Sing Financial Holdings Ltd.	229,533
172,515	G-Resources Group Ltd.	43,631
928,761	HKT Trust & HKT Ltd.	1,050,376
96,270	Hong Kong Exchanges & Clearing Ltd.	2,555,352
112,212	iClick Interactive Asia Group Ltd. ADR*	25,079
1,070,000	Pacific Basin Shipping Ltd.	259,050
223,258	PAX Global Technology Ltd.	175,463
1,384,442	Sino Biopharmaceutical Ltd.	671,780
241,312	Techtronic Industries Co., Ltd.	2,284,927
622,453	WH Group Ltd.(2)	314,346
254,043	Yue Yuen Industrial Holdings Ltd.	258,272
		16,900,062
	Hungary - 0.0%
250,125	Magyar Telekom Telecommunications plc	179,607
	India - 3.3%
23,896	Asian Paints Ltd.	899,518
114,008	Axis Bank Ltd.	1,250,266
300,767	Bharti Airtel Ltd.	2,938,826
168,626	Canara Bank	592,465
26,198	HDFC Bank Ltd. ADR	1,632,397
122,867	ICICI Bank Ltd. ADR	2,707,989
118,721	Infosys Ltd.	2,212,729
194,616	Oil & Natural Gas Corp. Ltd.	314,379
47,401	Reliance Industries Ltd.	1,462,641
55,751	Reliance Industries Ltd. GDR(2)	3,405,692
46,050	Tata Consultancy Services Ltd.	1,777,165
		19,194,067
	Indonesia - 1.0%
1,278,500	Astra International Tbk PT	546,342
4,651,735	Bank Central Asia Tbk PT	2,629,520
1,120,711	Bank Mandiri Persero Tbk PT	757,100
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Indonesia - 1.0% - (continued)
5,171,900	Bank Rakyat Indonesia Persero Tbk PT	$ 1,542,949
1,022,051	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	74,030
		5,549,941
	Ireland - 2.7%
261,957	AIB Group plc	757,819
94,931	Bank of Ireland Group plc	683,562
92,013	Experian plc	2,933,858
28,104	Flutter Entertainment plc*	3,724,939
49,552	James Hardie Industries plc	1,081,868
12,171	Linde plc*	3,634,005
36,773	Ryanair Holdings plc ADR*	2,533,292
		15,349,343
	Italy - 2.4%
61,571	Assicurazioni Generali S.p.A.	924,002
381,618	BPER Banca	706,107
297,923	Davide Campari-Milano N.V.	2,675,444
30,013	De' Longhi S.p.A.	517,838
148,570	Eni S.p.A.	1,951,277
15,954	Ferrari N.V.	3,145,144
53,725	Moncler S.p.A.	2,317,922
153,269	UniCredit S.p.A.	1,900,729
		14,138,463
	Japan - 13.0%
17,730	Adastria Co., Ltd.	240,776
21,404	Aeon Delight Co., Ltd.	427,819
45,482	Alfresa Holdings Corp.	523,629
57,399	Alps Alpine Co., Ltd.	493,090
48,982	Asahi Group Holdings Ltd.	1,370,552
44,676	ASKUL Corp.	466,583
184,801	Astellas Pharma, Inc.	2,549,918
3,992	Benesse Holdings, Inc.	58,892
64,979	Chiyoda Corp.*	160,961
74,968	Chugai Pharmaceutical Co., Ltd.	1,737,148
28,678	Citizen Watch Co., Ltd.	120,439
13,690	CMIC Holdings Co., Ltd.	154,636
42,702	Cosel Co., Ltd.	244,667
62,983	Dai-ichi Life Holdings, Inc.	1,000,343
45,905	DeNA Co., Ltd.	598,714
7,441	Eisai Co., Ltd.	448,716
30,710	Fuji Media Holdings, Inc.	213,591
19,930	Hakuhodo DY Holdings, Inc.	167,925
116,714	Hino Motors Ltd.*	485,037
26,260	Hisaka Works Ltd.	149,151
74,566	Honda Motor Co., Ltd.	1,700,289
42,002	Ichiyoshi Securities Co., Ltd.	170,110
77,551	Inpex Corp.	782,675
80,484	Isuzu Motors Ltd.	946,464
33,995	Japan Airlines Co., Ltd.*	634,963
10,504	Japan Petroleum Exploration Co., Ltd.	272,925
61,230	JGC Holdings Corp.	736,447
70,197	Kao Corp.	2,621,993
124,901	KDDI Corp.	3,691,695
7,699	Keyence Corp.	2,903,024
159,611	Kirin Holdings Co., Ltd.	2,346,271
18,336	Kissei Pharmaceutical Co., Ltd.	323,893
40,527	Kyoei Steel Ltd.	357,850
18,798	Makino Milling Machine Co., Ltd.	580,831
39,939	Makita Corp.	729,826
24,843	Maruichi Steel Tube Ltd.	468,929
45,768	Maxell Ltd.	379,689
19,940	Miraial Co., Ltd.	212,345
77,900	Mitsubishi Estate Co., Ltd.	979,615
12,625	Mitsubishi Heavy Industries Ltd.	434,856
299,735	Mitsubishi UFJ Financial Group, Inc.	1,415,903

The accompanying notes are an integral part of these financial statements.
39

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Japan - 13.0% - (continued)
39,383	MS&AD Insurance Group Holdings, Inc.	$ 1,042,909
26,922	Nakayama Steel Works Ltd.	115,214
39,976	Neturen Co., Ltd.	179,638
49,214	Nikon Corp.	475,955
313	Nippon Building Fund, Inc. REIT	1,391,361
33,891	Nippon Chemi-Con Corp.*	426,246
68,204	Nippon Television Holdings, Inc.	508,617
190,129	Nissan Motor Co., Ltd.	605,999
26,705	Nitori Holdings Co., Ltd.	2,419,927
62,246	NOK Corp.	509,184
96,604	Nomura Holdings, Inc.	312,607
8,800	Obic Co., Ltd.	1,320,554
13,961	OKUMA Corp.	467,340
44,330	Ono Pharmaceutical Co., Ltd.	1,043,242
12,170	OSG Corp.	154,721
13,546	Paramount Bed Holdings Co., Ltd.	241,144
308,668	Resona Holdings, Inc.	1,163,355
18,172	Sanyo Shokai Ltd.*	143,587
22,711	Secom Co., Ltd.	1,293,856
63,191	Seven & i Holdings Co., Ltd.	2,358,816
2,664	Shimamura Co., Ltd.	215,431
21,932	Shin-Etsu Chemical Co., Ltd.	2,279,391
53,961	Shiseido Co., Ltd.	1,863,662
187,871	Softbank Corp.	1,853,233
35,486	Sony Group Corp.	2,392,985
46,186	Stanley Electric Co., Ltd.	785,185
54,841	Subaru Corp.	857,210
86,275	Sumitomo Electric Industries Ltd.	901,601
35,031	Sumitomo Heavy Industries Ltd.	664,003
31,804	Sumitomo Mitsui Financial Group, Inc.	893,106
34,152	Sumitomo Mitsui Trust Holdings, Inc.	982,519
38,021	Sumitomo Realty & Development Co., Ltd.	871,970
53,417	Sumitomo Rubber Industries Ltd.	458,259
18,925	Sundrug Co., Ltd.	440,062
124,563	T&D Holdings, Inc.	1,231,953
30,950	Tachi-S Co., Ltd.	229,499
34,952	Taiheiyo Cement Corp.	474,967
39,167	Takeda Pharmaceutical Co., Ltd.	1,034,361
46,673	THK Co., Ltd.	813,971
93,609	Tochigi Bank Ltd.	190,589
46,495	Tokai Rika Co., Ltd.	485,198
7,836	Tokyo Seimitsu Co., Ltd.	235,664
28,846	Toyoda Gosei Co., Ltd.	461,153
50,575	TS Tech Co., Ltd.	528,898
23,669	Tsuruha Holdings, Inc.	1,375,064
46,397	TV Asahi Holdings Corp.	434,595
48,953	Unipres Corp.	286,107
26,950	Ushio, Inc.	279,859
49,484	Xebio Holdings Co., Ltd.	335,612
64,040	Yamato Holdings Co., Ltd.	948,386
14,001	Yodogawa Steel Works Ltd.	227,600
		75,509,545
	Jersey - 0.1%
411,133	Centamin plc	417,955
	Luxembourg - 0.1%
18,048	RTL Group S.A.*	612,656
	Malaysia - 0.6%
681,293	CIMB Group Holdings Bhd	795,834
2,188,705	DiGi.Com Bhd	1,755,591
36,034	Nestle Malaysia Bhd	1,013,647
		3,565,072
	Mexico - 0.4%
35,822	Fresnillo plc	299,490
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	Mexico - 0.4% - (continued)
183,398	Megacable Holdings S.A.B. de C.V.	$ 382,014
1,216,520	Operadora de Sites Mexicanos S.A.B. de C.V.(1)	1,339,136
		2,020,640
	Netherlands - 3.5%
112,765	ABN Amro Bank N.V. GDR(2)	1,108,551
1,661	Adyen N.V.*(2)	2,371,242
5,498	ASML Holding N.V.	2,579,038
120,935	BNP Paribas Emissions- und Handelsgesellschaft mbH*	1,189,950
29,672	Fugro N.V.*	385,415
77,574	Heineken N.V.	6,480,081
163,146	Koninklijke Philips N.V.	2,069,487
121,257	PostNL N.V.(1)	189,851
29,628	QIAGEN N.V.*	1,279,430
139,210	Universal Music Group N.V.	2,733,451
		20,386,496
	Norway - 0.0%
27,558	Norsk Hydro ASA	174,892
	Philippines - 0.4%
1,447,000	Ayala Land, Inc.	642,163
269,123	Security Bank Corp.	402,968
2,394,822	SM Prime Holdings, Inc.	1,307,868
		2,352,999
	Poland - 0.0%
189,360	Orange Polska S.A.	238,749
	Portugal - 0.4%
112,164	Jeronimo Martins SGPS S.A.	2,321,010
	Russia - 0.0%
94,370	Gazprom PJSC*(3)	—
3,866	Lukoil PJSC ADR*(3)	—
55,232	Mobile TeleSystems PJSC ADR*(3)	—
23,552	Ozon Holdings plc ADR*(3)	—
511,012	Sberbank of Russia PJSC*(3)	—
164,682	Surgutneftegas PJSC ADR*(3)	—
364,563	VEON Ltd. ADR*	116,624
70,320	VK Co., Ltd. GDR*(3)	—
14,483	Yandex N.V. Class A*(3)	—
		116,624
	South Africa - 0.5%
33,721	Astral Foods Ltd.	323,208
305,650	FirstRand Ltd.	1,068,547
101,633	Harmony Gold Mining Co., Ltd. ADR	284,572
20,612	MTN Group Ltd.	145,674
471,725	Nampak Ltd.*	48,353
540,664	Netcare Ltd.	459,847
905,274	Old Mutual Ltd.	513,862
		2,844,063
	South Korea - 4.6%
6,372	CJ CheilJedang Corp.	1,850,058
13,147	Coway Co., Ltd.	509,786
37,623	Dentium Co., Ltd.	2,010,984
82,695	DGB Financial Group, Inc.	393,777
62,175	Hana Financial Group, Inc.	1,797,565
22,182	Hankook Tire & Technology Co., Ltd.	568,175
5,083	Hyundai Mobis Co., Ltd.	779,627
37,022	KB Financial Group, Inc.	1,245,756
42,651	KT Corp.	1,095,060
11,045	KT&G Corp.	741,799
6,300	LG Energy Solution Ltd.*	2,331,121
1,212	LG H&H Co., Ltd.	433,024
109,232	Pan Ocean Co., Ltd.	328,932
149,460	Samsung Electronics Co., Ltd.	6,220,499

The accompanying notes are an integral part of these financial statements.
40

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	South Korea - 4.6% - (continued)
153,666	Samsung Heavy Industries Co., Ltd.*	$ 554,751
46,585	Shinhan Financial Group Co., Ltd.	1,184,030
14,232	SK Innovation Co., Ltd.*	1,723,328
80,090	SK Telecom Co., Ltd.	2,814,500
53,140	Tongyang Life Insurance Co., Ltd.	190,763
		26,773,535
	Spain - 2.1%
216,187	CaixaBank S.A.(1)	716,885
152,335	Cellnex Telecom S.A.(2)	4,985,960
239,525	Iberdrola S.A.	2,435,795
123,260	Industria de Diseno Textil S.A.(1)	2,797,780
197,130	Prosegur Cia de Seguridad S.A.	367,104
627,005	Unicaja Banco S.A.(2)	555,833
		11,859,357
	Sweden - 2.2%
282,567	Assa Abloy AB Class B	5,705,613
134,835	Atlas Copco AB Class A	1,439,128
171,583	Atlas Copco AB Class B	1,659,406
165,912	Sandvik AB	2,592,665
73,155	SKF AB Class B	1,058,963
		12,455,775
	Switzerland - 5.9%
33,721	Adecco Group AG	1,055,331
25,206	Holcim AG*	1,145,167
9,527	Implenia AG*	357,655
60,400	Julius Baer Group Ltd.	2,897,923
12,415	Kuehne + Nagel International AG	2,642,733
6,368	Lonza Group AG	3,278,144
30,781	Nestle S.A.	3,350,783
81,256	Novartis AG	6,572,855
3,382	Partners Group Holding AG	3,035,625
11,746	Roche Holding AG	3,897,301
4,774	Schindler Holding AG	778,477
1,026	SGS S.A.	2,261,828
4,230	Swatch Group AG	950,521
130,801	UBS Group AG	2,073,739
		34,298,082
	Taiwan - 4.7%
158,617	Advantech Co., Ltd.	1,437,012
566,801	ASE Technology Holding Co., Ltd.	1,399,516
107,080	Catcher Technology Co., Ltd.	562,498
3,196,577	CTBC Financial Holding Co., Ltd.	2,019,395
197,102	Delta Electronics, Inc.	1,568,304
261,559	Foxconn Technology Co., Ltd.	366,134
1,884,845	Hon Hai Precision Industry Co., Ltd.	5,986,412
158,147	Hotai Motor Co., Ltd.	2,861,263
39,107	MediaTek, Inc.	712,850
134,000	Simplo Technology Co., Ltd.	1,064,735
717,690	Taiwan Semiconductor Manufacturing Co., Ltd.	8,628,215
66,664	Yageo Corp.	755,773
		27,362,107
	Thailand - 0.6%
961,268	CP ALL PCL	1,515,399
200,905	Kasikornbank PCL	775,730
61,364	Kasikornbank PCL NVDR	236,111
2,927,806	Thai Beverage PCL	1,189,578
		3,716,818
	Turkey - 0.3%
83,138	Anadolu Efes Biracilik Ve Malt Sanayii AS(1)	213,925
51,645	Coca-Cola Icecek AS	477,007
605,221	Turk Telekomunikasyon AS(1)	403,330
294,329	Turkcell Iletisim Hizmetleri AS	406,243
219,371	Ulker Biskuvi Sanayi AS*	309,993
		1,810,498
Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.0% - (continued)
	United Kingdom - 9.7%
157,031	Anglo American plc	$ 4,703,738
67,259	AstraZeneca plc	7,891,641
167,540	Babcock International Group plc*	529,201
393,746	BAE Systems plc	3,682,928
574,114	BP plc	3,176,344
100,013	British Land Co. plc REIT	419,543
492,294	BT Group plc	733,631
142,381	Centrica plc	125,112
61,336	Compass Group plc	1,291,847
27,642	Croda International plc	2,141,413
72,704	Diageo plc	2,991,949
164,668	easyJet plc*	655,656
30,985	Endeavour Mining plc	551,082
503,497	Hays plc	634,813
254,453	J Sainsbury plc	567,199
151,209	Kingfisher plc	379,902
68,538	Land Securities Group plc REIT	448,162
87,822	Marks & Spencer Group plc*	106,359
89,319	National Grid plc	973,141
101,581	Pagegroup plc	489,963
126,820	Provident Financial plc	237,499
164,041	Prudential plc	1,523,885
53,180	Reckitt Benckiser Group plc	3,529,235
270,770	Shell plc	7,500,758
212,629	SIG plc*	76,079
239,674	Smith & Nephew plc	2,832,204
121,392	Smiths Group plc	2,174,439
230,566	Standard Chartered plc	1,377,571
55,025	SThree plc	234,742
68,637	Unilever plc	3,132,746
134,976	WPP plc	1,187,809
		56,300,591
	United States - 1.1%
54,092	Las Vegas Sands Corp.*	2,056,037
5,502	Rubicon Earnout Shares*(3)(4)	2,102
73,363	Rubicon Technology, Inc. Class B*(3)(4)	126,111
73,363	Rubicon Technology, Inc. Class V*(3)(4)	—
73,363	Rubicon TRA Placeholder(3)(4)	26,411
72,550	Schlumberger N.V.	3,774,776
16,188	Tory Burch LLC*(3)(4)	488,550
		6,473,987
	Total Common Stocks (cost $600,618,110)	$ 550,237,812
CONVERTIBLE PREFERRED STOCKS - 0.2%
	United States - 0.2%
243,469	Essence Group Holdings Corp. Series 3*(3)(4)	$ 574,587
38,688	Lookout, Inc. Series F*(3)(4)	305,635
		880,222
	Total Convertible Preferred Stocks (cost $826,934)	$ 880,222
EXCHANGE-TRADED FUNDS - 0.0%
	Other Investment Pools & Funds - 0.0%
5,159	iShares Core MSCI EAFE ETF	$ 287,459
	Total Exchange-Traded Funds (cost $273,146)	$ 287,459
CLOSED END FUNDS - 0.1%
	Canada - 0.1%
32,875	Sprott Physical Uranium Trust *	$ 424,225
	Total Closed End Funds (cost $205,831)	$ 424,225

The accompanying notes are an integral part of these financial statements.
41

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 1.6%
	Brazil - 0.7%
212,500	Itau Unibanco Holding S.A. (Preference Shares)		$ 1,250,605
1,185,601	Itausa S.A. (Preference Shares)		2,465,077
			3,715,682
	Chile - 0.1%
359,392	Embotelladora Andina S.A. (Preference Shares)		628,507
	Germany - 0.8%
44,750	Fuchs Petrolub SE (Preference Shares)		1,281,597
13,473	Henkel AG & Co. KGaA (Preference Shares)		848,780
20,428	Volkswagen AG (Preference Shares)		2,614,811
			4,745,188
	Total Preferred Stocks (cost $9,557,490)		$ 9,089,377
	Total Long-Term Investments (cost $611,481,511)		$ 560,919,095
SHORT-TERM INVESTMENTS - 2.5%
	Repurchase Agreements - 1.1%
6,712,795	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $6,713,356; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 04/15/2027, with a market value of $1,112,135 and collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $5,734,965		$ 6,712,795
	Securities Lending Collateral - 1.4%
1,262,441	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(5)		1,262,441
4,208,134	HSBC US Government Money Market Fund, 3.09%(5)		4,208,134
1,262,440	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(5)		1,262,440
1,262,440	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(5)		1,262,440
			7,995,455
	Total Short-Term Investments (cost $14,708,250)		$ 14,708,250
	Total Investments (cost $626,189,761)	99.4%	$ 575,627,345
	Other Assets and Liabilities	0.6%	3,591,537
	Total Net Assets	100.0%	$ 579,218,882
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $14,769,356, representing 2.5% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,523,396 or 0.3% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
05/2014	Essence Group Holdings Corp. Series 3 Convertible Preferred	243,469	$ 384,997	$ 574,587
07/2014	Lookout, Inc. Series F Convertible Preferred	38,688	441,937	305,635
09/2015	Rubicon Earnout Shares	5,502	—	2,102
09/2022	Rubicon Technology, Inc. Class V	73,363	—	—
09/2015	Rubicon Technology, Inc. Class B	73,363	313,599	126,111
09/2015	Rubicon TRA Placeholder	73,363	—	26,411
11/2013	Tory Burch LLC	16,188	1,268,749	488,550
			$ 2,409,282	$ 1,523,396

(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
SPI 200 Future	119	12/15/2022	$ 13,046,685	$ 130,897
Total futures contracts				$ 130,897
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
42

Hartford International Equity Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 210,520	$ 210,520	$ —	$ —
Australia	12,591,999	308,240	12,283,759	—
Austria	3,757,818	—	3,757,818	—
Belgium	2,165,796	—	2,165,796	—
Brazil	9,728,113	9,723,006	5,107	—
Canada	32,805,686	32,805,686	—	—
Chile	671,340	384,085	287,255	—
China	37,286,675	4,001,766	33,284,909	—
Denmark	4,111,553	—	4,111,553	—
Finland	4,446,024	—	4,446,024	—
France	56,556,902	104,575	56,452,327	—
Germany	22,982,452	—	22,982,452	—
Hong Kong	16,900,062	869,040	16,031,022	—
Hungary	179,607	—	179,607	—
India	19,194,067	4,340,386	14,853,681	—
Indonesia	5,549,941	—	5,549,941	—
Ireland	15,349,343	2,533,292	12,816,051	—
Italy	14,138,463	—	14,138,463	—
Japan	75,509,545	—	75,509,545	—
Jersey	417,955	—	417,955	—
Luxembourg	612,656	—	612,656	—
Malaysia	3,565,072	1,013,647	2,551,425	—
Mexico	2,020,640	1,721,150	299,490	—
Netherlands	20,386,496	—	20,386,496	—
Norway	174,892	—	174,892	—
Philippines	2,352,999	—	2,352,999	—
Poland	238,749	—	238,749	—
Portugal	2,321,010	—	2,321,010	—
Russia	116,624	116,624	—	—
South Africa	2,844,063	607,780	2,236,283	—
South Korea	26,773,535	—	26,773,535	—
Spain	11,859,357	—	11,859,357	—
Sweden	12,455,775	—	12,455,775	—
Switzerland	34,298,082	—	34,298,082	—
Taiwan	27,362,107	—	27,362,107	—
Thailand	3,716,818	1,515,399	2,201,419	—
Turkey	1,810,498	—	1,810,498	—
United Kingdom	56,300,591	1,023,323	55,277,268	—
United States	6,473,987	5,830,813	—	643,174
Convertible Preferred Stocks	880,222	—	—	880,222
Exchange-Traded Funds	287,459	287,459	—	—
Closed End Funds	424,225	424,225	—	—
Preferred Stocks	9,089,377	4,344,189	4,745,188	—
Short-Term Investments	14,708,250	7,995,455	6,712,795	—
Futures Contracts(2)	130,897	130,897	—	—
Total	$ 575,758,242	$ 80,291,557	$ 493,943,289	$ 1,523,396

(1)	For the year ended October 31, 2022, investments valued at $2,339,135 were transferred into Level 3 due the unavailability of active market pricing, and investments valued at $3,769,238 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
43

The Hartford International Growth Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.5%
	Austria - 1.9%
267,558	Erste Group Bank AG	$ 6,593,949
	Canada - 3.2%
34,474	Lululemon Athletica, Inc.*	11,343,325
	China - 3.0%
233,792	BYD Co., Ltd. Class H	5,237,672
205,112	Tencent Holdings Ltd.	5,389,682
		10,627,354
	Denmark - 1.8%
47,143	DSV Panalpina A/S	6,370,351
	France - 13.5%
328,044	Accor S.A.*	7,860,409
117,640	Airbus SE	12,729,085
45,169	Capgemini SE	7,402,779
30,911	L'Oreal S.A.	9,706,183
83,243	Schneider Electric SE	10,526,602
		48,225,058
	Germany - 2.2%
320,857	Infineon Technologies AG	7,785,744
	Hong Kong - 3.1%
172,306	Hong Kong Exchanges & Clearing Ltd.	4,573,621
697,976	Techtronic Industries Co., Ltd.	6,608,972
		11,182,593
	India - 2.7%
160,562	Reliance Industries Ltd. GDR(1)	9,808,338
	Ireland - 5.0%
80,304	Flutter Entertainment plc*	10,643,590
105,937	Ryanair Holdings plc ADR*	7,298,000
		17,941,590
	Italy - 6.5%
858,873	Davide Campari-Milano N.V.	7,712,955
45,492	Ferrari N.V.	8,965,020
154,740	Moncler S.p.A.	6,676,134
		23,354,109
	Japan - 6.1%
22,277	Keyence Corp.	8,399,878
63,302	Shin-Etsu Chemical Co., Ltd.	6,578,973
102,925	Sony Group Corp.	6,940,709
		21,919,560
	Netherlands - 8.6%
4,771	Adyen N.V.*(1)	6,811,074
15,775	ASML Holding N.V.	7,399,841
105,338	Heineken N.V.	8,799,325
400,429	Universal Music Group N.V.	7,862,602
		30,872,842
	South Korea - 4.1%
17,919	LG Energy Solution Ltd.*	6,630,374
195,400	Samsung Electronics Co., Ltd.	8,132,514
		14,762,888
	Spain - 4.0%
440,934	Cellnex Telecom S.A.(1)	14,431,873
	Sweden - 4.5%
426,971	Assa Abloy AB Class B	8,621,429
478,298	Sandvik AB	7,474,242
		16,095,671
Shares or Principal Amount			Market Value†
COMMON STOCKS - 95.5% - (continued)
	Switzerland - 7.4%
174,144	Julius Baer Group Ltd.		$ 8,355,231
18,320	Lonza Group AG		9,430,841
9,735	Partners Group Holding AG		8,737,970
			26,524,042
	Taiwan - 6.5%
3,042,871	Hon Hai Precision Industry Co., Ltd.		9,664,391
1,126,821	Taiwan Semiconductor Manufacturing Co., Ltd.		13,546,871
			23,211,262
	United Kingdom - 6.7%
355,503	Anglo American plc		10,648,808
114,504	AstraZeneca plc		13,434,997
			24,083,805
	United States - 4.7%
155,405	Las Vegas Sands Corp.*		5,906,944
208,182	Schlumberger N.V.		10,831,710
			16,738,654
	Total Common Stocks (cost $360,461,098)		$ 341,873,008
PREFERRED STOCKS - 2.1%
	Germany - 2.1%
58,895	Volkswagen AG (Preference Shares)		$ 7,538,639
	Total Preferred Stocks (cost $9,415,306)		$ 7,538,639
	Total Long-Term Investments (cost $369,876,404)		$ 349,411,647
SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%
5,510,353	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $5,510,814; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $5,620,605		$ 5,510,353
	Total Short-Term Investments (cost $5,510,353)		$ 5,510,353
	Total Investments (cost $375,386,757)	99.1%	$ 354,922,000
	Other Assets and Liabilities	0.9%	3,306,624
	Total Net Assets	100.0%	$ 358,228,624
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
44

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2022

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $31,051,285, representing 8.7% of net assets.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Austria	$ 6,593,949	$ —	$ 6,593,949	$ —
Canada	11,343,325	11,343,325	—	—
China	10,627,354	—	10,627,354	—
Denmark	6,370,351	—	6,370,351	—
France	48,225,058	—	48,225,058	—
Germany	7,785,744	—	7,785,744	—
Hong Kong	11,182,593	—	11,182,593	—
India	9,808,338	—	9,808,338	—
Ireland	17,941,590	7,298,000	10,643,590	—
Italy	23,354,109	1,706,586	21,647,523	—
Japan	21,919,560	—	21,919,560	—
Netherlands	30,872,842	—	30,872,842	—
South Korea	14,762,888	—	14,762,888	—
Spain	14,431,873	—	14,431,873	—
Sweden	16,095,671	—	16,095,671	—
Switzerland	26,524,042	—	26,524,042	—
Taiwan	23,211,262	—	23,211,262	—
United Kingdom	24,083,805	—	24,083,805	—
United States	16,738,654	16,738,654	—	—
Preferred Stocks	7,538,639	—	7,538,639	—
Short-Term Investments	5,510,353	—	5,510,353	—
Total	$ 354,922,000	$ 37,086,565	$ 317,835,435	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
45

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5%
	Australia - 1.5%
2,422,266	Allkem Ltd.*	$ 22,380,910
807,310	Goodman Group REIT	8,784,102
8,445,957	South32 Ltd.	19,377,287
		50,542,299
	Brazil - 1.4%
3,005,355	Localiza Rent a Car S.A.	41,041,088
10,817	Localiza Rent a Car S.A. ADR*	147,717
415,264	XP, Inc. Class A*	7,611,789
		48,800,594
	Canada - 10.8%
1,585,400	Brookfield Asset Management, Inc. Class A	62,782,934
882,782	Cameco Corp.	20,936,387
1,169,667	Canadian Pacific Railway Ltd.	87,195,934
3,184,141	Cenovus Energy, Inc.	64,367,632
38,540	Constellation Software, Inc.	55,726,913
330,286	Nutrien Ltd.	27,907,088
1,486,252	Pembina Pipeline Corp.	49,070,808
59,302	Ritchie Bros Auctioneers, Inc.	3,874,098
		371,861,794
	China - 5.9%
844,300	Alibaba Group Holding Ltd.*	6,564,354
231,500	BYD Co., Ltd. Class H	5,186,324
1,383,100	China Tourism Group Duty Free Corp. Ltd. Class A	30,391,352
1,200,684	ENN Energy Holdings Ltd.	11,937,254
741,100	JD.com, Inc. Class A	13,495,809
706,016	KE Holdings, Inc. ADR*	7,187,243
5,957,568	Li Ning Co., Ltd.	30,818,015
1,484,100	Meituan Class B*(1)	23,761,235
1,471,595	Proya Cosmetics Co., Ltd. Class A	33,717,460
288,557	Tencent Holdings Ltd.	7,582,347
796,230	Yum China Holdings, Inc.	32,924,111
		203,565,504
	Denmark - 1.4%
182,000	Ascendis Pharma A/S ADR*	20,930,000
74,713	Genmab A/S*	28,780,011
		49,710,011
	Finland - 1.2%
9,672,736	Nokia Oyj	42,984,796
	France - 6.5%
3,070,251	AXA S.A.	75,819,474
1,807,916	Bureau Veritas S.A.	44,728,318
26,713	Hermes International	34,576,908
569,163	Klepierre S.A. REIT*	11,439,181
100,462	L'Oreal S.A.	31,545,487
37,398	LVMH Moet Hennessy Louis Vuitton SE	23,597,935
23,104	Schneider Electric SE	2,921,647
		224,628,950
	Germany - 7.5%
4,198,706	Commerzbank AG*	33,546,399
4,083,744	Deutsche Telekom AG	77,082,651
715,015	Infineon Technologies AG	17,350,171
1,452,877	RWE AG	55,928,696
675,754	Siemens AG	73,798,390
		257,706,307
	Hong Kong - 1.4%
2,565,000	Geely Automobile Holdings Ltd.	2,760,405
390,700	Hong Kong Exchanges & Clearing Ltd.	10,370,584
3,861,123	Techtronic Industries Co., Ltd.	36,560,073
		49,691,062
	India - 3.9%
3,243,377	Axis Bank Ltd.	35,568,420
Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.5% - (continued)
	India - 3.9% - (continued)
1,558,780	Larsen & Toubro Ltd.	$ 38,163,780
1,966,444	Reliance Industries Ltd.	60,678,089
		134,410,289
	Indonesia - 0.7%
45,217,500	Bank Central Asia Tbk PT	25,560,429
	Ireland - 3.1%
440,583	CRH plc	15,826,908
253,112	Linde plc(2)	75,573,937
501,621	Smurfit Kappa Group plc	16,605,131
		108,005,976
	Israel - 0.5%
98,580	CyberArk Software Ltd.*	15,468,188
	Italy - 1.5%
267,594	Ferrari N.V.	52,753,018
	Japan - 10.9%
221,900	Bandai Namco Holdings, Inc.	14,668,227
1,754,700	Dai-ichi Life Holdings, Inc.	27,869,450
111,720	Daikin Industries Ltd.	16,734,224
148,100	Hoya Corp.	13,767,574
759,100	Kao Corp.	28,353,849
146,094	Keyence Corp.	55,086,940
12,613,800	Mitsubishi UFJ Financial Group, Inc.	59,585,686
1,702,300	Mitsui Fudosan Co., Ltd. REIT	32,596,260
67,000	Oriental Land Co., Ltd.	8,973,151
763,800	Sony Group Corp.	51,506,573
771,200	Subaru Corp.	12,054,489
446,725	Sysmex Corp.	24,044,461
3,091,715	T&D Holdings, Inc.	30,577,684
		375,818,568
	Netherlands - 1.1%
346,709	Wolters Kluwer N.V.	36,840,784
	Norway - 1.1%
1,029,769	Equinor ASA	37,518,314
	South Korea - 1.0%
834,133	Samsung Electronics Co., Ltd.	34,716,468
	Spain - 2.4%
7,981,981	Iberdrola S.A.	81,170,947
	Switzerland - 10.3%
629,120	Alcon, Inc.	38,304,191
118,683	Lonza Group AG	61,096,097
475,731	Nestle S.A.	51,787,507
1,335,340	Novartis AG	108,016,599
7,520	Partners Group Holding AG	6,749,824
263,488	Roche Holding AG	87,424,823
		353,379,041
	Taiwan - 1.6%
4,503,440	Taiwan Semiconductor Manufacturing Co., Ltd.	54,141,270
	Thailand - 1.3%
11,769,914	Kasikornbank PCL	45,445,751
	United Kingdom - 19.1%
219,304	Allfunds Group plc	1,379,154
1,930,241	Anglo American plc	57,818,825
828,389	AstraZeneca plc	97,196,636
9,035,182	BAE Systems plc	84,511,143
2,549,126	CNH Industrial N.V.	32,978,240
1,542,193	Diageo plc	63,465,038
12,082,777	HSBC Holdings plc	62,009,408
564,988	London Stock Exchange Group plc	48,974,285
3,579,205	Prudential plc	33,249,593

The accompanying notes are an integral part of these financial statements.
46

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 96.5% - (continued)
	United Kingdom - 19.1% - (continued)
726,570	Rio Tinto plc		$ 37,971,726
2,193,399	Shell plc		60,768,305
1,751,871	Unilever plc		79,630,138
			659,952,491
	United States - 0.4%
233,294	Mosaic Co.		12,539,553
	Total Common Stocks (cost $3,499,204,141)		$ 3,327,212,404
EXCHANGE-TRADED FUNDS - 0.7%
	Other Investment Pools & Funds - 0.7%
615,262	iShares MSCI ACWI ex U.S. ETF(2)		$ 25,484,152
	Total Exchange-Traded Funds (cost $25,124,571)		$ 25,484,152
	Total Long-Term Investments (cost $3,524,328,712)		$ 3,352,696,556
SHORT-TERM INVESTMENTS - 2.6%
	Repurchase Agreements - 1.8%
62,778,267	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $62,783,516; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $64,033,840		$ 62,778,267
	Securities Lending Collateral - 0.8%
4,329,508	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(3)		4,329,508
14,431,692	HSBC US Government Money Market Fund, 3.09%(3)		14,431,692
4,329,507	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(3)		4,329,507
4,329,507	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(3)		4,329,507
			27,420,214
	Total Short-Term Investments (cost $90,198,481)		$ 90,198,481
	Total Investments (cost $3,614,527,193)	99.8%	$ 3,442,895,037
	Other Assets and Liabilities	0.2%	5,615,510
	Total Net Assets	100.0%	$ 3,448,510,547
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $23,761,235, representing 0.7% of net assets.
(2)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
47

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 50,542,299	$ —	$ 50,542,299	$ —
Brazil	48,800,594	48,652,877	147,717	—
Canada	371,861,794	371,861,794	—	—
China	203,565,504	40,111,354	163,454,150	—
Denmark	49,710,011	20,930,000	28,780,011	—
Finland	42,984,796	—	42,984,796	—
France	224,628,950	—	224,628,950	—
Germany	257,706,307	—	257,706,307	—
Hong Kong	49,691,062	—	49,691,062	—
India	134,410,289	—	134,410,289	—
Indonesia	25,560,429	—	25,560,429	—
Ireland	108,005,976	—	108,005,976	—
Israel	15,468,188	15,468,188	—	—
Italy	52,753,018	—	52,753,018	—
Japan	375,818,568	—	375,818,568	—
Netherlands	36,840,784	—	36,840,784	—
Norway	37,518,314	—	37,518,314	—
South Korea	34,716,468	—	34,716,468	—
Spain	81,170,947	—	81,170,947	—
Switzerland	353,379,041	—	353,379,041	—
Taiwan	54,141,270	—	54,141,270	—
Thailand	45,445,751	—	45,445,751	—
United Kingdom	659,952,491	—	659,952,491	—
United States	12,539,553	12,539,553	—	—
Exchange-Traded Funds	25,484,152	25,484,152	—	—
Short-Term Investments	90,198,481	27,420,214	62,778,267	—
Total	$ 3,442,895,037	$ 562,468,132	$ 2,880,426,905	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
48

The Hartford International Value Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3%
	Argentina - 0.1%
406,734	YPF S.A. ADR*	$ 3,107,448
	Australia - 0.4%
2,527,353	Austal Ltd.	4,023,904
3,152,938	OceanaGold Corp.*	4,582,389
3,215,783	Resolute Mining Ltd.*(1)	411,883
		9,018,176
	Austria - 1.0%
988,537	ams-OSRAM AG*	5,595,465
529,289	Erste Group Bank AG	13,044,291
248,794	Zumtobel Group AG	1,502,795
		20,142,551
	Belgium - 0.6%
298,942	Ageas S.A.(1)	10,348,827
660,358	bpost S.A.	3,264,207
		13,613,034
	Brazil - 2.1%
1,085,897	Atacadao S.A.	4,090,902
6,230,012	Caixa Seguridade Participacoes S/A	10,637,636
1,057,631	Cia de Saneamento Basico do Estado de Sao Paulo	12,305,415
1,115,227	Telefonica Brasil S.A.	8,918,793
3,626,024	Ultrapar Participacoes S.A.	9,413,413
		45,366,159
	Canada - 2.2%
530,629	ARC Resources Ltd.	7,470,521
889,277	Barrick Gold Corp.	13,374,893
401,215	Cameco Corp.	9,515,364
1,215,125	Centerra Gold, Inc.	5,645,936
861,413	Eldorado Gold Corp.*	4,815,299
619,200	Kinross Gold Corp.	2,247,696
1,327,150	Trican Well Service Ltd.*	3,526,468
		46,596,177
	Chile - 0.6%
382,076	Cia Cervecerias Unidas S.A. ADR(1)	4,130,242
882,440	Embotelladora Andina S.A. Class B, ADR	9,089,132
		13,219,374
	China - 1.1%
718,224	Baidu, Inc. Class A*	6,885,610
13,453,754	China BlueChemical Ltd. Class H	2,568,042
103,872,904	China Reinsurance Group Corp. Class H	5,491,417
16,465,083	Dongfeng Motor Group Co., Ltd. Class H	7,448,871
		22,393,940
	Finland - 1.2%
3,974,262	Nokia Oyj	17,661,274
1,291,293	Wartsila Oyj Abp(1)	8,803,096
		26,464,370
	France - 12.6%
1,104,083	AXA S.A.	27,265,195
428,695	BNP Paribas S.A.	20,103,171
923,773	Carrefour S.A.	14,868,541
503,378	Cie de Saint-Gobain	20,578,561
60,714	Criteo S.A. ADR*	1,548,207
79,702	Dassault Aviation S.A.	11,837,206
2,042,249	Engie S.A.	26,535,660
202,355	Imerys S.A.	8,282,733
549,701	Metropole Television S.A.	5,685,296
1,548,402	Orange S.A.	14,753,038
400,865	Quadient S.A.	5,639,878
404,808	Renault S.A.*	12,463,716
394,125	Rexel S.A.*	7,033,276
545,332	SCOR SE	8,200,772
733,687	Societe Generale S.A.	16,828,593
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	France - 12.6% - (continued)
20,718	Sopra Steria Group	$ 2,742,285
1,241,066	Television Francaise	7,878,367
960,587	TotalEnergies SE	52,403,240
178,663	Vicat S.A.	4,095,535
		268,743,270
	Germany - 3.8%
1,460,413	Ceconomy AG(1)	2,376,687
155,501	Continental AG	8,054,277
684,035	Daimler Truck Holding AG*	18,244,976
229,554	Duerr AG	6,067,737
651,461	Fresenius SE & Co. KGaA	14,992,162
370,041	HeidelbergCement AG	17,016,993
227,660	Mercedes-Benz Group AG	13,177,314
		79,930,146
	Hong Kong - 1.7%
1,489,112	ASMPT Ltd.	8,190,864
2,575,739	CK Asset Holdings Ltd.	14,240,143
1,645,527	Dah Sing Financial Holdings Ltd.	3,256,171
1,676,548	G-Resources Group Ltd.	424,020
3,135,175	PAX Global Technology Ltd.	2,463,992
9,212,513	WH Group Ltd.(2)	4,652,421
3,753,541	Yue Yuen Industrial Holdings Ltd.	3,816,024
		37,043,635
	Hungary - 0.1%
3,148,196	Magyar Telekom Telecommunications plc	2,260,618
	India - 0.6%
2,486,889	Canara Bank	8,737,651
2,924,715	Oil & Natural Gas Corp. Ltd.	4,724,527
		13,462,178
	Indonesia - 0.6%
16,700,781	Bank Mandiri Persero Tbk PT	11,282,264
11,384,572	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	824,616
		12,106,880
	Ireland - 1.0%
4,000,158	AIB Group plc	11,572,110
1,397,597	Bank of Ireland Group plc	10,063,567
		21,635,677
	Italy - 4.3%
952,025	Assicurazioni Generali S.p.A.	14,287,134
5,667,767	BPER Banca	10,487,052
448,415	De' Longhi S.p.A.	7,736,852
2,209,506	Eni S.p.A.	29,019,029
2,374,428	UniCredit S.p.A.	29,445,909
		90,975,976
	Japan - 27.1%
261,627	Adastria Co., Ltd.	3,552,927
313,860	Aeon Delight Co., Ltd.	6,273,375
682,266	Alfresa Holdings Corp.	7,854,843
859,210	Alps Alpine Co., Ltd.	7,381,103
663,058	ASKUL Corp.	6,924,777
54,539	Benesse Holdings, Inc.	804,586
938,309	Chiyoda Corp.*	2,324,302
423,597	Citizen Watch Co., Ltd.	1,778,984
128,933	CMIC Holdings Co., Ltd.	1,456,370
332,649	Cosel Co., Ltd.	1,905,957
934,673	Dai-ichi Life Holdings, Inc.	14,845,172
677,839	DeNA Co., Ltd.	8,840,686
109,441	Eisai Co., Ltd.	6,599,636
452,449	Fuji Media Holdings, Inc.	3,146,825
293,450	Hakuhodo DY Holdings, Inc.	2,472,535
1,707,062	Hino Motors Ltd.*	7,094,168
254,449	Hisaka Works Ltd.	1,445,215

The accompanying notes are an integral part of these financial statements.
49

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Japan - 27.1% - (continued)
1,103,371	Honda Motor Co., Ltd.	$ 25,159,588
372,920	Ichiyoshi Securities Co., Ltd.	1,510,341
1,151,428	Inpex Corp.	11,620,667
1,201,336	Isuzu Motors Ltd.	14,127,301
499,992	Japan Airlines Co., Ltd.*	9,338,917
156,168	Japan Petroleum Exploration Co., Ltd.	4,057,698
901,597	JGC Holdings Corp.	10,844,009
782,949	Kirin Holdings Co., Ltd.	11,509,297
253,820	Kissei Pharmaceutical Co., Ltd.	4,483,564
421,657	Kyoei Steel Ltd.	3,723,196
279,401	Makino Milling Machine Co., Ltd.	8,633,090
589,236	Makita Corp.	10,767,409
377,449	Maruichi Steel Tube Ltd.	7,124,606
490,467	Maxell Ltd.	4,068,885
184,370	Miraial Co., Ltd.	1,963,391
1,165,191	Mitsubishi Estate Co., Ltd.	14,652,619
187,570	Mitsubishi Heavy Industries Ltd.	6,460,672
4,454,950	Mitsubishi UFJ Financial Group, Inc.	21,044,511
584,351	MS&AD Insurance Group Holdings, Inc.	15,474,318
365,139	Nakayama Steel Works Ltd.	1,562,634
181,746	Neturen Co., Ltd.	816,703
720,660	Nikon Corp.	6,969,597
306,369	Nippon Chemi-Con Corp.*	3,853,189
985,836	Nippon Television Holdings, Inc.	7,351,668
2,887,728	Nissan Motor Co., Ltd.	9,204,064
920,490	NOK Corp.	7,529,786
1,382,742	Nomura Holdings, Inc.	4,474,495
207,576	OKUMA Corp.	6,948,544
651,499	Ono Pharmaceutical Co., Ltd.	15,332,084
179,910	OSG Corp.	2,287,244
199,417	Paramount Bed Holdings Co., Ltd.	3,549,985
4,589,482	Resona Holdings, Inc.	17,297,535
176,527	Sanyo Shokai Ltd.	1,394,840
39,174	Shimamura Co., Ltd.	3,167,899
698,224	Stanley Electric Co., Ltd.	11,870,154
814,598	Subaru Corp.	12,732,835
1,301,370	Sumitomo Electric Industries Ltd.	13,599,729
520,028	Sumitomo Heavy Industries Ltd.	9,856,994
475,656	Sumitomo Mitsui Financial Group, Inc.	13,357,162
503,166	Sumitomo Mitsui Trust Holdings, Inc.	14,475,589
784,183	Sumitomo Rubber Industries Ltd.	6,727,424
277,251	Sundrug Co., Ltd.	6,446,906
1,784,908	T&D Holdings, Inc.	17,653,100
280,719	Tachi-S Co., Ltd.	2,081,577
536,111	Taiheiyo Cement Corp.	7,285,269
568,762	Takeda Pharmaceutical Co., Ltd.	15,020,435
698,403	THK Co., Ltd.	12,180,061
901,845	Tochigi Bank Ltd.	1,836,168
677,857	Tokai Rika Co., Ltd.	7,073,770
118,805	Tokyo Seimitsu Co., Ltd.	3,573,010
427,715	Toyoda Gosei Co., Ltd.	6,837,766
759,025	TS Tech Co., Ltd.	7,937,656
186,261	Tsuruha Holdings, Inc.	10,820,940
667,107	TV Asahi Holdings Corp.	6,248,705
433,899	Unipres Corp.	2,535,934
397,007	Ushio, Inc.	4,122,674
442,645	Xebio Holdings Co., Ltd.	3,002,122
955,725	Yamato Holdings Co., Ltd.	14,153,593
153,285	Yodogawa Steel Works Ltd.	2,491,792
		576,927,172
	Jersey - 0.3%
6,121,437	Centamin plc	6,223,017
	Luxembourg - 0.4%
266,881	RTL Group S.A.	9,059,523
Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Malaysia - 0.6%
10,018,127	CIMB Group Holdings Bhd	$ 11,702,406
	Mexico - 0.5%
526,418	Fresnillo plc	4,401,128
2,691,171	Megacable Holdings S.A.B. de C.V.	5,605,644
		10,006,772
	Netherlands - 2.7%
1,654,106	ABN Amro Bank N.V. GDR(2)	16,260,906
1,783,463	BNP Paribas Emissions- und Handelsgesellschaft mbH	17,548,536
443,867	Fugro N.V.*	5,765,463
1,122,364	Koninklijke Philips N.V.	14,237,050
1,833,095	PostNL N.V.(1)	2,870,057
		56,682,012
	Norway - 0.1%
413,284	Norsk Hydro ASA	2,622,832
	Philippines - 0.3%
3,946,797	Security Bank Corp.	5,909,689
	Poland - 0.2%
2,567,073	Orange Polska S.A.	3,236,615
	Russia - 0.1%
662,901	Gazprom PJSC ADR*(3)	—
48,850	Lukoil PJSC ADR*(3)	—
709,487	Mobile TeleSystems PJSC ADR*(3)	—
1,765,160	Sberbank of Russia PJSC*(3)	—
1,792,255	Surgutneftegas PJSC ADR*(3)	—
4,640,281	VEON Ltd. ADR*	1,484,426
894,717	VK Co., Ltd. GDR*(3)	—
		1,484,426
	South Africa - 1.1%
240,579	Astral Foods Ltd.	2,305,891
1,492,542	Harmony Gold Mining Co., Ltd. ADR	4,179,118
298,937	MTN Group Ltd.	2,112,723
4,612,325	Nampak Ltd.*	472,775
8,241,573	Netcare Ltd.	7,009,649
14,058,634	Old Mutual Ltd.	7,980,129
		24,060,285
	South Korea - 4.1%
193,380	Coway Co., Ltd.	7,498,480
1,219,599	DGB Financial Group, Inc.	5,807,486
314,763	Hankook Tire & Technology Co., Ltd.	8,062,418
73,513	Hyundai Mobis Co., Ltd.	11,275,375
539,578	KB Financial Group, Inc.	18,156,296
631,234	KT Corp.	16,206,875
696,176	Shinhan Financial Group Co., Ltd.	17,694,392
751,989	Tongyang Life Insurance Co., Ltd.	2,699,499
		87,400,821
	Spain - 1.1%
3,188,162	CaixaBank S.A.	10,572,083
2,872,511	Prosegur Cia de Seguridad S.A.	5,349,310
9,293,982	Unicaja Banco S.A.(2)	8,239,010
		24,160,403
	Sweden - 0.7%
1,097,379	SKF AB Class B	15,885,232
	Switzerland - 5.8%
495,319	Adecco Group AG	15,501,485
373,741	Holcim AG*	16,979,917
81,286	Implenia AG*	3,051,571
526,075	Novartis AG	42,554,580

The accompanying notes are an integral part of these financial statements.
50

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.3% - (continued)
	Switzerland - 5.8% - (continued)
62,861	Swatch Group AG	$ 14,125,458
1,936,829	UBS Group AG	30,706,781
		122,919,792
	Taiwan - 1.1%
1,618,976	Catcher Technology Co., Ltd.	8,504,580
4,031,585	Foxconn Technology Co., Ltd.	5,643,473
3,020,211	Hon Hai Precision Industry Co., Ltd.	9,592,421
		23,740,474
	Thailand - 0.7%
2,973,735	Kasikornbank PCL	11,482,125
894,058	Kasikornbank PCL NVDR	3,440,083
		14,922,208
	Turkey - 1.3%
1,227,191	Anadolu Efes Biracilik Ve Malt Sanayii AS(1)	3,157,725
764,835	Coca-Cola Icecek AS	7,064,214
8,933,630	Turk Telekomunikasyon AS(1)	5,953,524
4,477,413	Turkcell Iletisim Hizmetleri AS	6,179,884
3,163,796	Ulker Biskuvi Sanayi AS*	4,470,759
		26,826,106
	United Kingdom - 12.1%
497,841	Anglo American plc	14,912,429
2,475,852	Babcock International Group plc*	7,820,368
8,472,355	BP plc	46,874,162
1,483,036	British Land Co. plc REIT	6,221,170
7,319,140	BT Group plc	10,907,205
2,149,750	Centrica plc	1,889,009
2,423,989	easyJet plc*	9,651,559
453,759	Endeavour Mining plc	8,070,305
7,448,219	Hays plc	9,390,779
3,837,841	J Sainsbury plc	8,554,903
2,264,123	Kingfisher plc	5,688,456
1,016,222	Land Securities Group plc REIT	6,644,958
1,333,176	Marks & Spencer Group plc*	1,614,577
1,559,030	Pagegroup plc	7,519,777
1,814,461	Provident Financial plc	3,397,984
2,319,259	Shell plc	64,247,149
2,822,417	SIG plc*	1,009,865
3,472,412	Standard Chartered plc	20,746,745
751,709	SThree plc	3,206,861
2,027,322	WPP plc	17,840,730
		256,208,991
	Total Common Stocks (cost $2,274,654,074)	$ 2,006,058,385
CLOSED END FUNDS - 0.3%
	Canada - 0.3%
467,319	Sprott Physical Uranium Trust *	$ 6,030,365
	Total Closed End Funds (cost $3,112,522)	$ 6,030,365
PREFERRED STOCKS - 1.1%
	Germany - 1.1%
346,532	Fuchs Petrolub SE (Preference Shares)	$ 9,924,343
201,541	Henkel AG & Co. KGaA (Preference Shares)	12,696,790
		22,621,133
	Total Preferred Stocks (cost $25,063,726)	$ 22,621,133
	Total Long-Term Investments (cost $2,302,830,322)	$ 2,034,709,883
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.6%
	Repurchase Agreements - 2.9%
62,967,574	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $62,972,839; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 10/15/2024, with a market value of $63,321,187 and collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $905,763		$ 62,967,574
	Securities Lending Collateral - 0.7%
2,241,810	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(4)		2,241,810
7,472,702	HSBC US Government Money Market Fund, 3.09%(4)		7,472,702
2,241,811	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(4)		2,241,811
2,241,810	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(4)		2,241,810
			14,198,133
	Total Short-Term Investments (cost $77,165,707)		$ 77,165,707
	Total Investments (cost $2,379,996,029)	99.3%	$ 2,111,875,590
	Other Assets and Liabilities	0.7%	14,625,492
	Total Net Assets	100.0%	$ 2,126,501,082
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $29,152,337, representing 1.4% of net assets.
(3)	Investment valued using significant unobservable inputs.
(4)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
51

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	363	12/16/2022	$ 31,869,585	$ 772,599
Total futures contracts				$ 772,599
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Argentina	$ 3,107,448	$ 3,107,448	$ —	$ —
Australia	9,018,176	4,582,389	4,435,787	—
Austria	20,142,551	—	20,142,551	—
Belgium	13,613,034	—	13,613,034	—
Brazil	45,366,159	45,366,159	—	—
Canada	46,596,177	46,596,177	—	—
Chile	13,219,374	13,219,374	—	—
China	22,393,940	—	22,393,940	—
Finland	26,464,370	—	26,464,370	—
France	268,743,270	1,548,207	267,195,063	—
Germany	79,930,146	—	79,930,146	—
Hong Kong	37,043,635	—	37,043,635	—
Hungary	2,260,618	—	2,260,618	—
India	13,462,178	—	13,462,178	—
Indonesia	12,106,880	—	12,106,880	—
Ireland	21,635,677	—	21,635,677	—
Italy	90,975,976	—	90,975,976	—
Japan	576,927,172	—	576,927,172	—
Jersey	6,223,017	—	6,223,017	—
Luxembourg	9,059,523	—	9,059,523	—
Malaysia	11,702,406	—	11,702,406	—
Mexico	10,006,772	5,605,644	4,401,128	—
Netherlands	56,682,012	—	56,682,012	—
Norway	2,622,832	—	2,622,832	—
Philippines	5,909,689	—	5,909,689	—
Poland	3,236,615	—	3,236,615	—
Russia	1,484,426	1,484,426	—	—
South Africa	24,060,285	6,485,009	17,575,276	—
South Korea	87,400,821	—	87,400,821	—
Spain	24,160,403	—	24,160,403	—
Sweden	15,885,232	—	15,885,232	—
Switzerland	122,919,792	—	122,919,792	—
Taiwan	23,740,474	—	23,740,474	—
Thailand	14,922,208	—	14,922,208	—
Turkey	26,826,106	—	26,826,106	—
United Kingdom	256,208,991	14,675,150	241,533,841	—
Closed End Funds	6,030,365	6,030,365	—	—
Preferred Stocks	22,621,133	—	22,621,133	—
Short-Term Investments	77,165,707	14,198,133	62,967,574	—
Futures Contracts(2)	772,599	772,599	—	—
Total	$ 2,112,648,189	$ 163,671,080	$ 1,948,977,109	$ —

(1)	For the year ended October 31, 2022, investments valued at $28,054,392 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
52

Hartford International/Global Equity Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
Index Abbreviations:
EAFE	Europe, Australasia and Far East
SPI	Share Price Index
Other Abbreviations:
ACWI	All Country World Index
ADR	American Depositary Receipt
Bhd	Berhad
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
KGaA	Kommanditgesellschaft Auf Aktien
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
Nyrt	New York REIT Inc
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka
53

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities
October 31, 2022

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Assets:
Investments in securities, at market value(1)	$ 102,119,963	$ 345,841,169	$ 153,359,402	$ 568,914,550
Repurchase agreements	3,053,585	4,349,842	5,875,364	6,712,795
Cash	706,531	1,009,440	1,363,465	1,586,472
Cash collateral held for securities on loan	7,740	205,188	103,706	420,814
Foreign currency	34,811	204,432	299,682	393,564
Receivables:
From affiliates	8,722	48,882	12,422	—
Investment securities sold	—	—	215,355	7,381,159
Fund shares sold	364,993	674,885	358,235	323,946
Dividends and interest	69,155	472,049	110,085	1,207,745
Securities lending income	211	32,998	1,032	1,803
Variation margin on futures contracts	—	90,232	—	767,998
Tax reclaims	139,424	18,751	64,246	1,710,486
Other assets	28,810	45,782	33,633	48,937
Total assets	106,533,945	352,993,650	161,796,627	589,470,269
Liabilities:
Obligation to return securities lending collateral	154,791	4,103,760	2,074,118	8,416,269
Payables:
Investment securities purchased	192,445	—	—	259,242
Fund shares redeemed	152,237	368,790	526,166	741,472
Investment management fees	54,399	276,354	80,565	226,384
Transfer agent fees	14,645	55,287	33,859	177,582
Accounting services fees	3,461	13,689	5,087	19,612
Board of Directors' fees	400	1,433	556	2,309
Foreign taxes	—	752,084	4,680	272,349
Distribution fees	1,527	1,188	2,428	24,249
Accrued expenses	42,809	208,919	40,366	111,919
Total liabilities	616,714	5,781,504	2,767,825	10,251,387
Net assets	$ 105,917,231	$ 347,212,146	$ 159,028,802	$ 579,218,882
Summary of Net Assets:
Capital stock and paid-in-capital	$ 110,665,391	$ 451,397,438	$ 191,421,879	$ 655,319,545
Distributable earnings (loss)	(4,748,160)	(104,185,292)	(32,393,077)	(76,100,663)
Net assets	$ 105,917,231	$ 347,212,146	$ 159,028,802	$ 579,218,882
Shares authorized	175,000,000	660,000,000	225,000,000	560,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 13.37	$ 7.40	$ 12.71	$ 9.41
Maximum offering price per share	14.15	7.83	13.45	9.96
Shares outstanding	2,272,307	3,473,207	3,660,338	46,811,650
Net Assets	$ 30,371,814	$ 25,710,700	$ 46,527,635	$ 440,381,311
Class C: Net asset value per share	$ 13.03	$ 7.26	$ 12.28	$ 9.27
Shares outstanding	154,315	155,739	128,376	969,282
Net Assets	$ 2,010,157	$ 1,129,931	$ 1,576,428	$ 8,985,053
Class I: Net asset value per share	$ 13.16	$ 7.40	$ 12.69	$ 9.54
Shares outstanding	1,620,811	3,969,308	3,778,264	4,375,282
Net Assets	$ 21,337,879	$ 29,368,273	$ 47,948,782	$ 41,756,932
Class R3: Net asset value per share	$ 13.15	$ 7.37	$ 12.47	$ 9.33
Shares outstanding	4,058	33,765	430,658	1,021,786
Net Assets	$ 53,374	$ 248,727	$ 5,371,688	$ 9,537,385
Class R4: Net asset value per share	$ 13.16	$ 7.54	$ 12.69	$ 9.44
Shares outstanding	1,977	11,506	85,579	325,762
Net Assets	$ 26,008	$ 86,779	$ 1,085,593	$ 3,075,675
Class R5: Net asset value per share	$ 13.07	$ 7.34	$ 12.59	$ 8.29
Shares outstanding	7,368	4,925	32,599	131,416
Net Assets	$ 96,324	$ 36,131	$ 410,359	$ 1,088,978
The accompanying notes are an integral part of these financial statements.
54

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Class R6: Net asset value per share	$ 13.03	$ 7.40	$ 12.60	$ 9.60
Shares outstanding	26,674	45,580	733,569	1,493,315
Net Assets	$ 347,493	$ 337,457	$ 9,242,794	$ 14,328,882
Class Y: Net asset value per share	$ 13.37	$ 7.38	$ 12.62	$ 9.55
Shares outstanding	557,844	27,376,556	689,202	1,200,109
Net Assets	$ 7,461,043	$ 202,091,934	$ 8,697,794	$ 11,459,205
Class F: Net asset value per share	$ 13.53	$ 7.35	$ 12.69	$ 9.60
Shares outstanding	3,267,142	11,992,526	3,007,799	5,064,146
Net Assets	$ 44,213,139	$ 88,202,214	$ 38,167,729	$ 48,605,461
Cost of investments	$ 104,742,707	$ 419,283,704	$ 161,970,794	$ 626,189,761
Cost of foreign currency	$ 35,797	$ 205,667	$ 307,922	$ 394,243
(1) Includes Investment in securities on loan, at market value	$ 154,581	$ 5,162,620	$ 1,959,711	$ 8,019,950
The accompanying notes are an integral part of these financial statements.
55

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Assets:
Investments in securities, at market value(1)	$ 349,411,647	$ 3,380,116,770	$ 2,048,908,016
Repurchase agreements	5,510,353	62,778,267	62,967,574
Cash	3,325,890	14,557,876	14,682,049
Cash collateral held for securities on loan	—	1,443,169	747,270
Foreign currency	75,524	498,965	—
Receivables:
From affiliates	2,360	—	—
Investment securities sold	—	25,768,956	1,266,851
Fund shares sold	331,774	5,187,138	5,532,715
Dividends and interest	161,754	4,796,412	8,402,468
Securities lending income	—	12,743	14,171
Variation margin on futures contracts	—	—	1,382,223
Tax reclaims	892,479	5,641,855	3,195,511
Other assets	40,597	92,990	100,036
Total assets	359,752,378	3,500,895,141	2,147,198,884
Liabilities:
Due to custodian - foreign currency	—	—	43,777
Obligation to return securities lending collateral	—	28,863,383	14,945,403
Payables:
Investment securities purchased	—	15,166,946	1,634,926
Fund shares redeemed	1,137,579	4,228,806	2,231,631
Investment management fees	224,415	1,913,126	1,373,428
Transfer agent fees	67,751	484,394	284,641
Accounting services fees	12,798	98,003	60,197
Board of Directors' fees	1,429	13,212	7,606
Foreign taxes	—	1,407,144	—
Distribution fees	4,043	22,296	3,198
Accrued expenses	75,739	187,284	112,995
Total liabilities	1,523,754	52,384,594	20,697,802
Net assets	$ 358,228,624	$ 3,448,510,547	$ 2,126,501,082
Summary of Net Assets:
Capital stock and paid-in-capital	$ 405,773,578	$ 3,875,388,036	$ 2,743,559,300
Distributable earnings (loss)	(47,544,954)	(426,877,489)	(617,058,218)
Net assets	$ 358,228,624	$ 3,448,510,547	$ 2,126,501,082
Shares authorized	485,000,000	825,000,000	830,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 12.10	$ 13.98	$ 13.61
Maximum offering price per share	12.80	14.79	14.40
Shares outstanding	7,602,212	26,502,949	4,521,331
Net Assets	$ 92,016,650	$ 370,469,736	$ 61,525,896
Class C: Net asset value per share	$ 10.81	$ 11.87	$ 13.39
Shares outstanding	191,496	1,279,009	243,166
Net Assets	$ 2,070,108	$ 15,181,147	$ 3,256,333
Class I: Net asset value per share	$ 12.02	$ 13.90	$ 13.68
Shares outstanding	8,805,377	34,596,822	83,864,039
Net Assets	$ 105,859,594	$ 480,986,636	$ 1,147,284,280
Class R3: Net asset value per share	$ 12.23	$ 14.25	$ 13.63
Shares outstanding	36,286	1,700,746	45,364
Net Assets	$ 443,631	$ 24,237,249	$ 618,288
Class R4: Net asset value per share	$ 12.50	$ 14.56	$ 13.57
Shares outstanding	107,735	4,591,015	240,612
Net Assets	$ 1,346,839	$ 66,846,271	$ 3,265,098
Class R5: Net asset value per share	$ 12.62	$ 14.72	$ 13.73
Shares outstanding	413,606	17,020,256	2,293,936
Net Assets	$ 5,220,180	$ 250,539,079	$ 31,491,513
The accompanying notes are an integral part of these financial statements.
56

Hartford International/Global Equity Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Class R6: Net asset value per share	$ 12.69	$ 14.82	$ 14.04
Shares outstanding	116,936	57,260,360	1,748,541
Net Assets	$ 1,484,357	$ 848,858,542	$ 24,541,820
Class Y: Net asset value per share	$ 12.66	$ 14.82	$ 14.02
Shares outstanding	603,165	57,708,284	33,714,051
Net Assets	$ 7,633,919	$ 855,067,247	$ 472,689,985
Class F: Net asset value per share	$ 12.04	$ 13.91	$ 13.70
Shares outstanding	11,804,899	38,543,289	27,877,255
Net Assets	$ 142,153,346	$ 536,324,640	$ 381,827,869
Cost of investments	$ 375,386,757	$ 3,614,527,193	$ 2,379,996,029
Cost of foreign currency	$ 76,196	$ 499,005	$ (39,244)
(1) Includes Investment in securities on loan, at market value	$ —	$ 27,433,617	$ 14,572,982
The accompanying notes are an integral part of these financial statements.
57

Hartford International/Global Equity Funds
 Statements of Operations
For the Year Ended October 31, 2022

	Hartford Climate Opportunities Fund	Hartford Emerging Markets Equity Fund	Hartford Global Impact Fund	Hartford International Equity Fund
Investment Income:
Dividends	$ 2,274,254	$ 22,388,422	$ 3,231,428	$ 24,987,819
Interest	50,182	48,808	65,458	121,458
Securities lending	20,460	230,272	13,073	107,643
Less: Foreign tax withheld	(164,620)	(1,848,399)	(253,046)	(2,403,290)
Total investment income, net	2,180,276	20,819,103	3,056,913	22,813,630
Expenses:
Investment management fees	804,168	4,120,352	1,009,547	3,441,953
Transfer agent fees
Class A	49,014	69,023	117,136	978,906
Class C	3,781	3,942	5,106	30,462
Class I	26,805	41,463	53,371	53,291
Class R3	269	673	12,344	25,510
Class R4	302	441	1,257	6,582
Class R5	153	54	504	2,847
Class R6	9	7	356	1,537
Class Y	9,348	301,878	24,380	13,769
Class F	796	1,162	513	1,314
Distribution fees
Class A	85,175	85,998	126,199	1,365,747
Class C	20,073	15,816	20,514	132,513
Class R3	612	1,535	28,092	58,527
Class R4	457	649	2,263	9,778
Custodian fees	24,428	290,250	20,106	90,932
Registration and filing fees	137,349	128,275	130,326	119,128
Accounting services fees	25,934	81,764	32,589	121,790
Board of Directors' fees	3,352	11,617	4,493	18,304
Audit and tax fees	31,513	74,420	37,418	60,817
Other expenses	28,654	71,636	29,960	101,546
Total expenses (before waivers, reimbursements and fees paid indirectly)	1,252,192	5,300,955	1,656,474	6,635,253
Expense waivers	(108,026)	(232,537)	(88,990)	—
Distribution fee reimbursements	(1,124)	(207)	(4,647)	(28,825)
Commission recapture	(425)	—	(621)	(435)
Total waivers, reimbursements and fees paid indirectly	(109,575)	(232,744)	(94,258)	(29,260)
Total expenses	1,142,617	5,068,211	1,562,216	6,605,993
Net Investment Income (Loss)	1,037,659	15,750,892	1,494,697	16,207,637
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(5,613,892)	(34,722,332)	(11,561,165)	(20,236,791)
Less: Foreign taxes paid on realized capital gains	—	(831,689)	—	5,401
Futures contracts	—	(1,854,012)	—	(797,290)
Foreign currency contracts	—	(4,829)	2,357	(14)
Other foreign currency transactions	(20,864)	(627,094)	(77,122)	(254,635)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(5,634,756)	(38,039,956)	(11,635,930)	(21,283,329)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(30,575,889)	(136,882,459)	(37,103,568)	(200,034,898)
Futures contracts	—	(106,202)	—	352,648
Translation of other assets and liabilities in foreign currencies	(19,464)	6,134	(21,928)	(198,801)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(30,595,353)	(136,982,527)	(37,125,496)	(199,881,051)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(36,230,109)	(175,022,483)	(48,761,426)	(221,164,380)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (35,192,450)	$ (159,271,591)	$ (47,266,729)	$ (204,956,743)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 1,296,633	$ 15,488	$ 119,833
The accompanying notes are an integral part of these financial statements.
58

Hartford International/Global Equity Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford International Growth Fund	The Hartford International Opportunities Fund	The Hartford International Value Fund
Investment Income:
Dividends	$ 8,515,848	$ 96,819,885	$ 98,238,725
Interest	104,200	759,538	670,562
Securities lending	4,668	484,611	700,065
Less: Foreign tax withheld	(945,584)	(6,865,908)	(10,491,765)
Total investment income, net	7,679,132	91,198,126	89,117,587
Expenses:
Investment management fees	3,641,486	27,300,759	17,971,556
Transfer agent fees
Class A	248,698	708,386	79,181
Class C	8,374	35,314	7,484
Class I	177,461	506,373	1,282,585
Class R3	1,357	65,544	1,469
Class R4	3,034	146,142	6,506
Class R5	23,916	305,935	36,303
Class R6	204	34,646	1,103
Class Y	12,291	1,112,114	365,358
Class F	1,766	9,338	1,368
Distribution fees
Class A	317,042	1,171,733	149,060
Class C	33,661	216,017	54,985
Class R3	3,101	149,458	3,350
Class R4	4,468	219,814	9,608
Custodian fees	18,514	163,989	105,709
Registration and filing fees	131,788	216,433	322,820
Accounting services fees	83,017	603,712	343,200
Board of Directors' fees	11,220	106,750	60,913
Audit and tax fees	31,965	41,215	25,611
Other expenses	104,537	378,990	239,464
Total expenses (before waivers, reimbursements and fees paid indirectly)	4,857,900	33,492,662	21,067,633
Expense waivers	(18,082)	—	—
Transfer agent fee waivers	—	(277,763)	(126,107)
Distribution fee reimbursements	(4,421)	(13,996)	(482)
Commission recapture	—	(10,176)	(7,928)
Total waivers, reimbursements and fees paid indirectly	(22,503)	(301,935)	(134,517)
Total expenses	4,835,397	33,190,727	20,933,116
Net Investment Income (Loss)	2,843,735	58,007,399	68,184,471
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(28,101,009)	(277,004,385)	21,380,156
Less: Foreign taxes paid on realized capital gains	—	(1,214,071)	—
Futures contracts	—	—	(13,062,566)
Foreign currency contracts	—	(439)	(146)
Other foreign currency transactions	(207,584)	(2,584,657)	(2,020,097)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(28,308,593)	(280,803,552)	6,297,347
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(197,023,845)	(1,087,221,421)	(485,714,547)
Futures contracts	—	—	335,308
Translation of other assets and liabilities in foreign currencies	(94,848)	(546,241)	(424,496)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(197,118,693)	(1,087,767,662)	(485,803,735)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(225,427,286)	(1,368,571,214)	(479,506,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (222,583,551)	$ (1,310,563,815)	$ (411,321,917)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 2,979,491	$ 320,296
The accompanying notes are an integral part of these financial statements.
59

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets

	Hartford Climate Opportunities Fund		Hartford Emerging Markets Equity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 1,037,659	$ 783,627	$ 15,750,892	$ 9,452,740
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(5,634,756)	7,014,184	(38,039,956)	45,797,402
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(30,595,353)	21,454,733	(136,982,527)	26,792,308
Net Increase (Decrease) in Net Assets Resulting from Operations	(35,192,450)	29,252,544	(159,271,591)	82,042,450
Distributions to Shareholders:
Class A	(1,869,145)	(145,874)	(749,726)	(357,708)
Class C	(106,547)	(4,889)	(22,534)	(3,128)
Class I	(1,093,236)	(70,488)	(811,325)	(339,224)
Class R3	(11,865)	(1,589)	(5,693)	(2,122)
Class R4	(16,040)	(3,274)	(6,875)	(3,221)
Class R5	(10,397)	(2,495)	(1,138)	(10,847)
Class R6	(16,752)	(2,724)	(2,634)	(16,072)
Class Y	(526,072)	(37,648)	(7,077,865)	(3,485,488)
Class F	(4,503,763)	(791,120)	(2,822,230)	(1,212,609)
Total distributions	(8,153,817)	(1,060,101)	(11,500,020)	(5,430,419)
Capital Share Transactions:
Sold	60,526,488	87,432,360	117,670,299	140,044,654
Issued on reinvestment of distributions	7,835,921	986,448	8,620,454	4,185,192
Redeemed	(72,752,195)	(19,183,630)	(108,146,442)	(90,258,960)
Net increase (decrease) from capital share transactions	(4,389,786)	69,235,178	18,144,311	53,970,886
Net Increase (Decrease) in Net Assets	(47,736,053)	97,427,621	(152,627,300)	130,582,917
Net Assets:
Beginning of period	153,653,284	56,225,663	499,839,446	369,256,529
End of period	$ 105,917,231	$ 153,653,284	$ 347,212,146	$ 499,839,446
The accompanying notes are an integral part of these financial statements.
60

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Global Impact Fund		Hartford International Equity Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 1,494,697	$ 301,324	$ 16,207,637	$ 12,177,864
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(11,635,930)	11,547,260	(21,283,329)	64,574,033
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(37,125,496)	19,737,445	(199,881,051)	132,828,945
Net Increase (Decrease) in Net Assets Resulting from Operations	(47,266,729)	31,586,029	(204,956,743)	209,580,842
Distributions to Shareholders:
Class A	(1,421,568)	(189,333)	(20,659,482)	(6,835,200)
Class C	(63,767)	—	(383,513)	(42,167)
Class I	(1,265,664)	(202,896)	(2,328,487)	(876,767)
Class R3	(163,900)	(9,943)	(410,560)	(108,861)
Class R4	(24,132)	(4,869)	(149,391)	(80,094)
Class R5	(14,142)	(2,640)	(58,723)	(158,409)
Class R6	(306,485)	(44,105)	(2,020,404)	(637,579)
Class Y	(262,294)	(15,334)	(425,799)	(159,071)
Class F	(443,495)	(48,506)	(3,023,696)	(1,171,764)
Total distributions	(3,965,447)	(517,626)	(29,460,055)	(10,069,912)
Capital Share Transactions:
Sold	137,738,706	52,598,956	50,079,089	56,655,037
Issued on reinvestment of distributions	3,837,262	507,891	28,957,344	9,906,402
Redeemed	(71,915,128)	(27,977,798)	(171,899,055)	(143,795,967)
Net increase (decrease) from capital share transactions	69,660,840	25,129,049	(92,862,622)	(77,234,528)
Net Increase (Decrease) in Net Assets	18,428,664	56,197,452	(327,279,420)	122,276,402
Net Assets:
Beginning of period	140,600,138	84,402,686	906,498,302	784,221,900
End of period	$ 159,028,802	$ 140,600,138	$ 579,218,882	$ 906,498,302
The accompanying notes are an integral part of these financial statements.
61

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford International Growth Fund		The Hartford International Opportunities Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 2,843,735	$ 1,228,188	$ 58,007,399	$ 42,365,174
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(28,308,593)	4,068,664	(280,803,552)	815,142,927
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(197,118,693)	128,643,097	(1,087,767,662)	186,255,237
Net Increase (Decrease) in Net Assets Resulting from Operations	(222,583,551)	133,939,949	(1,310,563,815)	1,043,763,338
Distributions to Shareholders:
Class A	(833,791)	(4,940,476)	(53,507,848)	(1,966,312)
Class C	(18,546)	(211,393)	(2,835,674)	—
Class I	(2,003,096)	(7,211,221)	(59,136,788)	(2,750,046)
Class R3	(2,554)	(25,942)	(3,203,038)	(5,791)
Class R4	(13,555)	(74,701)	(10,054,949)	(401,758)
Class R5	(284,125)	(1,118,622)	(33,142,850)	(2,159,841)
Class R6	(78,131)	(178,937)	(97,984,207)	(6,004,017)
Class Y	(125,537)	(453,767)	(122,179,382)	(7,984,680)
Class F	(1,841,933)	(6,315,668)	(77,352,640)	(5,346,154)
Total distributions	(5,201,268)	(20,530,727)	(459,397,376)	(26,618,599)
Capital Share Transactions:
Sold	128,095,565	141,357,281	1,068,883,481	1,086,470,564
Issued on reinvestment of distributions	5,192,691	20,462,012	446,942,390	25,801,993
Redeemed	(226,987,369)	(137,602,696)	(1,086,445,821)	(1,048,250,532)
Net increase (decrease) from capital share transactions	(93,699,113)	24,216,597	429,380,050	64,022,025
Net Increase (Decrease) in Net Assets	(321,483,932)	137,625,819	(1,340,581,141)	1,081,166,764
Net Assets:
Beginning of period	679,712,556	542,086,737	4,789,091,688	3,707,924,924
End of period	$ 358,228,624	$ 679,712,556	$ 3,448,510,547	$ 4,789,091,688
The accompanying notes are an integral part of these financial statements.
62

Hartford International/Global Equity Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford International Value Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 68,184,471	$ 37,971,632
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	6,297,347	91,837,247
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(485,803,735)	421,401,252
Net Increase (Decrease) in Net Assets Resulting from Operations	(411,321,917)	551,210,131
Distributions to Shareholders:
Class A	(1,670,190)	(394,527)
Class C	(140,820)	(57,733)
Class I	(41,987,512)	(16,322,708)
Class R3	(17,706)	(6,595)
Class R4	(117,051)	(59,329)
Class R5	(1,165,270)	(657,545)
Class R6	(936,188)	(661,246)
Class Y	(13,689,174)	(5,652,207)
Class F	(7,836,276)	(4,332,925)
Total distributions	(67,560,187)	(28,144,815)
Capital Share Transactions:
Sold	1,426,085,899	1,277,251,762
Issued on reinvestment of distributions	66,322,631	27,765,432
Redeemed	(1,073,290,543)	(600,108,950)
Net increase (decrease) from capital share transactions	419,117,987	704,908,244
Net Increase (Decrease) in Net Assets	(59,764,117)	1,227,973,560
Net Assets:
Beginning of period	2,186,265,199	958,291,639
End of period	$ 2,126,501,082	$ 2,186,265,199
The accompanying notes are an integral part of these financial statements.
63

Hartford International/Global Equity Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund
For the Year Ended October 31, 2022
A	$ 18.26	$ 0.08	$ (4.08)	$ (4.00)	$ (0.03)	$ (0.86)	$ (0.89)	$ 13.37	(23.01)%	$ 30,372	1.21%	1.19%	0.49%	71%
C	17.92	(0.04)	(3.99)	(4.03)	—	(0.86)	(0.86)	13.03	(23.59)	2,010	2.00	1.94	(0.28)	71
I	18.00	0.12	(4.02)	(3.90)	(0.08)	(0.86)	(0.94)	13.16	(22.83)	21,338	0.94	0.89	0.80	71
R3	17.97	0.05	(4.01)	(3.96)	—	(0.86)	(0.86)	13.15	(23.11)	53	1.53	1.17	0.35	71
R4	17.96	0.10	(4.00)	(3.90)	(0.04)	(0.86)	(0.90)	13.16	(22.82)	26	1.23	0.97	0.63	71
R5	17.88	0.12	(3.98)	(3.86)	(0.09)	(0.86)	(0.95)	13.07	(22.75)	96	0.93	0.81	0.83	71
R6	17.82	0.11	(3.93)	(3.82)	(0.11)	(0.86)	(0.97)	13.03	(22.62)	348	0.82	0.69	0.76	71
Y	18.27	0.13	(4.07)	(3.94)	(0.10)	(0.86)	(0.96)	13.37	(22.74)	7,461	0.92	0.79	0.88	71
F	18.48	0.15	(4.13)	(3.98)	(0.11)	(0.86)	(0.97)	13.53	(22.68)	44,213	0.81	0.69	0.99	71
For the Year Ended October 31, 2021
A	$ 13.13	$ 0.06	$ 5.24	$ 5.30	$ (0.02)	$ (0.15)	$ (0.17)	$ 18.26	40.65%	$ 36,849	1.23%	1.17%	0.36%	36%
C	12.97	(0.07)	5.17	5.10	—	(0.15)	(0.15)	17.92	39.54	2,146	2.06	1.93	(0.42)	36
I	12.95	0.11	5.16	5.27	(0.07)	(0.15)	(0.22)	18.00	41.03	20,001	0.96	0.88	0.67	36
R3	12.90	0.07	5.15	5.22	—	(0.15)	(0.15)	17.97	40.70	245	1.56	1.08	0.44	36
R4	12.91	0.09	5.15	5.24	(0.04)	(0.15)	(0.19)	17.96	40.84	337	1.26	0.99	0.54	36
R5	12.87	0.12	5.12	5.24	(0.08)	(0.15)	(0.23)	17.88	41.09	195	0.96	0.81	0.71	36
R6	12.83	0.15	5.09	5.24	(0.10)	(0.15)	(0.25)	17.82	41.24	305	0.84	0.69	0.90	36
Y	13.15	0.13	5.23	5.36	(0.09)	(0.15)	(0.24)	18.27	41.08	10,014	0.95	0.79	0.78	36
F	13.29	0.14	5.30	5.44	(0.10)	(0.15)	(0.25)	18.48	41.32	83,559	0.84	0.69	0.83	36
For the Year Ended October 31, 2020
A	$ 10.92	$ 0.07	$ 2.42	$ 2.49	$ (0.05)	$ (0.23)	$ (0.28)	$ 13.13	23.27%	$ 9,476	1.49%	1.10%	0.58%	36%
C	10.93	(0.03)	2.40	2.37	(0.10)	(0.23)	(0.33)	12.97	22.24	403	2.33	1.94	(0.26)	36
I	10.78	0.10	2.39	2.49	(0.09)	(0.23)	(0.32)	12.95	23.58	3,649	1.21	0.83	0.86	36
R3	11.02	0.08	2.41	2.49	(0.38)	(0.23)	(0.61)	12.90	23.51	139	1.80	0.93	0.74	36
R4	10.93	0.09	2.39	2.48	(0.27)	(0.23)	(0.50)	12.91	23.48	229	1.50	0.93	0.76	36
R5	10.94	0.10	2.39	2.49	(0.33)	(0.23)	(0.56)	12.87	23.58	138	1.20	0.81	0.85	36
R6	10.96	0.11	2.39	2.50	(0.40)	(0.23)	(0.63)	12.83	23.73	139	1.08	0.69	0.97	36
Y	10.94	0.10	2.43	2.53	(0.09)	(0.23)	(0.32)	13.15	23.66	1,663	1.18	0.79	0.90	36
F	11.01	0.11	2.45	2.56	(0.05)	(0.23)	(0.28)	13.29	23.76	40,390	1.08	0.69	1.00	36
For the Year Ended October 31, 2019
A	$ 10.99	$ 0.11	$ 1.34	$ 1.45	$ (0.11)	$ (1.41)	$ (1.52)	$ 10.92	16.47%	$ 4,510	1.79%	1.08%	1.12%	50%
C	10.99	0.12	1.35	1.47	(0.12)	(1.41)	(1.53)	10.93	16.68	286	2.38	0.95	1.19	50
I	11.00	0.13	1.32	1.45	(0.26)	(1.41)	(1.67)	10.78	16.85	2,314	1.41	0.77	1.25	50
R3	10.98	0.14	1.43	1.57	(0.12)	(1.41)	(1.53)	11.02	17.77	112	1.85	0.75	1.39	50
R4	10.99	0.13	1.35	1.48	(0.13)	(1.41)	(1.54)	10.93	16.78	125	1.61	0.84	1.30	50
R5	10.99	0.13	1.36	1.49	(0.13)	(1.41)	(1.54)	10.94	16.88	112	1.35	0.79	1.35	50
R6	11.01	0.15	1.36	1.51	(0.15)	(1.41)	(1.56)	10.96	17.12	112	1.31	0.67	1.47	50
Y	11.00	0.14	1.35	1.49	(0.14)	(1.41)	(1.55)	10.94	17.00	804	1.36	0.71	1.39	50
F	11.06	0.16	1.34	1.50	(0.14)	(1.41)	(1.55)	11.01	16.88	11,696	1.41	0.69	1.52	50
The accompanying notes are an integral part of these financial statements.
64

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Climate Opportunities Fund – (continued)
For the Year Ended October 31, 2018
A	$ 13.64	$ 0.13	$ (1.65)	$ (1.52)	$ (0.06)	$ (1.07)	$ (1.13)	$ 10.99	(12.08)%	$ 4,266	1.64%	1.07%	1.04%	42%
C	13.62	0.14	(1.65)	(1.51)	(0.05)	(1.07)	(1.12)	10.99	(11.95)	1,425	2.34	0.97	1.13	42
I	13.68	0.15	(1.64)	(1.49)	(0.12)	(1.07)	(1.19)	11.00	(11.82)	8,157	1.26	0.76	1.25	42
R3	13.63	0.14	(1.65)	(1.51)	(0.07)	(1.07)	(1.14)	10.98	(12.02)	1,231	1.96	0.98	1.13	42
R4	13.64	0.14	(1.64)	(1.50)	(0.08)	(1.07)	(1.15)	10.99	(11.93)	1,247	1.66	0.92	1.18	42
R5	13.65	0.15	(1.65)	(1.50)	(0.09)	(1.07)	(1.16)	10.99	(11.84)	1,241	1.36	0.87	1.24	42
R6	13.66	0.17	(1.65)	(1.48)	(0.10)	(1.07)	(1.17)	11.01	(11.74)	1,244	1.24	0.75	1.35	42
Y	13.66	0.16	(1.64)	(1.48)	(0.11)	(1.07)	(1.18)	11.00	(11.77)	1,342	1.29	0.76	1.34	42
F	13.68	0.17	(1.67)	(1.50)	(0.05)	(1.07)	(1.12)	11.06	(11.78)	9,263	1.24	0.75	1.38	42
Hartford Emerging Markets Equity Fund
For the Year Ended October 31, 2022
A	$ 10.88	$ 0.29	$ (3.57)	$ (3.28)	$ (0.20)	$ —	$ (0.20)	$ 7.40	(30.68)%	$ 25,711	1.49%	1.45%	3.05%	79%
C	10.66	0.21	(3.49)	(3.28)	(0.12)	—	(0.12)	7.26	(31.09)	1,130	2.29	2.20	2.27	79
I	10.87	0.32	(3.56)	(3.24)	(0.23)	—	(0.23)	7.40	(30.43)	29,368	1.16	1.16	3.45	79
R3	10.83	0.26	(3.54)	(3.28)	(0.18)	—	(0.18)	7.37	(30.81)	249	1.76	1.70	2.78	79
R4	11.09	0.26	(3.61)	(3.35)	(0.20)	—	(0.20)	7.54	(30.73)	87	1.46	1.45	2.64	79
R5	10.78	0.31	(3.52)	(3.21)	(0.23)	—	(0.23)	7.34	(30.37)	36	1.16	1.15	3.35	79
R6	10.88	0.31	(3.54)	(3.23)	(0.25)	—	(0.25)	7.40	(30.34)	337	1.05	0.98	3.49	79
Y	10.85	0.32	(3.55)	(3.23)	(0.24)	—	(0.24)	7.38	(30.42)	202,092	1.15	1.10	3.43	79
F	10.81	0.33	(3.54)	(3.21)	(0.25)	—	(0.25)	7.35	(30.35)	88,202	1.04	0.98	3.60	79
For the Year Ended October 31, 2021
A	$ 9.06	$ 0.17	$ 1.74	$ 1.91	$ (0.09)	$ —	$ (0.09)	$ 10.88	21.18%	$ 40,629	1.44%	1.44%	1.60%	95%
C	8.88	0.09	1.71	1.80	(0.02)	—	(0.02)	10.66	20.23	2,029	2.27	2.20	0.86	95
I	9.04	0.22	1.73	1.95	(0.12)	—	(0.12)	10.87	21.64	38,104	1.12	1.12	1.99	95
R3	9.01	0.16	1.73	1.89	(0.07)	—	(0.07)	10.83	20.99	400	1.74	1.70	1.47	95
R4	9.23	0.18	1.77	1.95	(0.09)	—	(0.09)	11.09	21.22	367	1.44	1.43	1.60	95
R5	9.00	0.08	1.82	1.90	(0.12)	—	(0.12)	10.78	21.24	52	1.14	1.13	0.80	95
R6	9.05	0.10	1.87	1.97	(0.14)	—	(0.14)	10.88	21.88	113	1.02	0.98	0.95	95
Y	9.03	0.21	1.74	1.95	(0.13)	—	(0.13)	10.85	21.67	302,968	1.13	1.10	1.97	95
F	9.00	0.23	1.72	1.95	(0.14)	—	(0.14)	10.81	21.78	115,177	1.02	0.98	2.15	95
For the Year Ended October 31, 2020
A	$ 8.96	$ 0.11	$ 0.18	$ 0.29	$ (0.19)	$ —	$ (0.19)	$ 9.06	3.12%	$ 36,749	1.47%	1.41%	1.27%	104%
C	8.78	0.04	0.16	0.20	(0.10)	—	(0.10)	8.88	2.26	1,669	2.29	2.20	0.45	104
I	8.94	0.14	0.18	0.32	(0.22)	—	(0.22)	9.04	3.45	26,381	1.14	1.08	1.61	104
R3	8.95	0.09	0.16	0.25	(0.19)	—	(0.19)	9.01	2.68	284	1.76	1.70	1.04	104
R4	9.01	0.12	0.16	0.28	(0.06)	—	(0.06)	9.23	3.12	328	1.46	1.39	1.34	104
R5	8.90	0.14	0.18	0.32	(0.22)	—	(0.22)	9.00	3.46	791	1.16	1.10	1.58	104
R6	8.96	0.15	0.17	0.32	(0.23)	—	(0.23)	9.05	3.43	1,065	1.04	0.98	1.71	104
Y	8.93	0.14	0.18	0.32	(0.22)	—	(0.22)	9.03	3.47	244,884	1.14	1.08	1.62	104
F	8.90	0.15	0.17	0.32	(0.22)	—	(0.22)	9.00	3.55	57,105	1.04	0.98	1.73	104
The accompanying notes are an integral part of these financial statements.
65

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Emerging Markets Equity Fund – (continued)
For the Year Ended October 31, 2019
A	$ 8.39	$ 0.18	$ 0.54	$ 0.72	$ (0.15)	$ —	$ (0.15)	$ 8.96	8.82%	$ 45,113	1.50%	1.39%	2.02%	81%
C	8.18	0.10	0.54	0.64	(0.04)	—	(0.04)	8.78	7.93	2,738	2.34	2.20	1.20	81
I	8.39	0.23	0.50	0.73	(0.18)	—	(0.18)	8.94	8.99	23,116	1.19	1.09	2.60	81
R3	8.38	0.16	0.54	0.70	(0.13)	—	(0.13)	8.95	8.45	220	1.81	1.69	1.78	81
R4	8.44	0.14	0.59	0.73	(0.16)	—	(0.16)	9.01	8.87	352	1.51	1.39	1.65	81
R5	8.34	0.22	0.52	0.74	(0.18)	—	(0.18)	8.90	9.14	691	1.21	1.10	2.51	81
R6	8.39	0.22	0.54	0.76	(0.19)	—	(0.19)	8.96	9.26	1,006	1.09	0.98	2.57	81
Y	8.38	0.29	0.45	0.74	(0.19)	—	(0.19)	8.93	9.06	205,680	1.19	1.07	3.34	81
F	8.35	0.28	0.46	0.74	(0.19)	—	(0.19)	8.90	9.17	30,845	1.09	0.98	3.20	81
For the Year Ended October 31, 2018
A	$ 9.85	$ 0.20	$ (1.52)	$ (1.32)	$ (0.14)	$ —	$ (0.14)	$ 8.39	(13.61)%	$ 61,016	1.53%	1.38%	2.10%	85%
C	9.64	0.08	(1.45)	(1.37)	(0.09)	—	(0.09)	8.18	(14.32)	3,682	2.37	2.20	0.83	85
I	9.83	0.22	(1.50)	(1.28)	(0.16)	—	(0.16)	8.39	(13.30)	16,780	1.24	1.07	2.23	85
R3	9.85	0.13	(1.48)	(1.35)	(0.12)	—	(0.12)	8.38	(13.89)	206	1.85	1.68	1.37	85
R4	9.90	0.27	(1.59)	(1.32)	(0.14)	—	(0.14)	8.44	(13.57)	5,580	1.55	1.38	2.90	85
R5	9.79	0.18	(1.47)	(1.29)	(0.16)	—	(0.16)	8.34	(13.43)	611	1.26	1.11	1.88	85
R6 (4)	10.24	0.11	(1.96)	(1.85)	—	—	—	8.39	(18.07) (5)	838	1.14 (6)	0.98 (6)	1.90 (6)	85
Y	9.83	0.20	(1.48)	(1.28)	(0.17)	—	(0.17)	8.38	(13.32)	47,966	1.19	1.02	2.06	85
F	9.85	0.21	(1.49)	(1.28)	(0.22)	—	(0.22)	8.35	(13.30)	1,912	1.14	0.98	2.23	85
Hartford Global Impact Fund
For the Year Ended October 31, 2022
A	$ 17.43	$ 0.10	$ (4.40)	$ (4.30)	$ (0.02)	$ (0.40)	$ (0.42)	$ 12.71	(25.20)%	$ 46,528	1.26%	1.19%	0.67%	31%
C	16.95	(0.01)	(4.26)	(4.27)	—	(0.40)	(0.40)	12.28	(25.72)	1,576	2.03	1.94	(0.08)	31
I	17.40	0.14	(4.38)	(4.24)	(0.07)	(0.40)	(0.47)	12.69	(24.96)	47,949	0.89	0.89	0.99	31
R3	17.12	0.06	(4.31)	(4.25)	—	(0.40)	(0.40)	12.47	(25.34)	5,372	1.50	1.41	0.46	31
R4	17.39	0.09	(4.36)	(4.27)	(0.03)	(0.40)	(0.43)	12.69	(25.08)	1,085	1.17	1.11	0.71	31
R5	17.26	0.14	(4.33)	(4.19)	(0.08)	(0.40)	(0.48)	12.59	(24.87)	410	0.90	0.81	1.04	31
R6	17.28	0.15	(4.33)	(4.18)	(0.10)	(0.40)	(0.50)	12.60	(24.81)	9,243	0.78	0.69	1.13	31
Y	17.30	0.16	(4.35)	(4.19)	(0.09)	(0.40)	(0.49)	12.62	(24.85)	8,698	0.89	0.79	1.17	31
F	17.40	0.15	(4.36)	(4.21)	(0.10)	(0.40)	(0.50)	12.69	(24.81)	38,168	0.78	0.69	1.18	31
For the Year Ended October 31, 2021
A	$ 12.90	$ 0.02	$ 4.57	$ 4.59	$ (0.06)	$ —	$ (0.06)	$ 17.43	35.64%	$ 58,065	1.32%	1.18%	0.12%	37%
C	12.60	(0.10)	4.45	4.35	—	—	—	16.95	34.52	2,715	2.09	1.93	(0.66)	37
I	12.88	0.07	4.56	4.63	(0.11)	—	(0.11)	17.40	36.03	43,723	0.94	0.87	0.44	37
R3	12.68	(0.02)	4.49	4.47	(0.03)	—	(0.03)	17.12	35.24	7,359	1.54	1.40	(0.11)	37
R4	12.88	0.03	4.55	4.58	(0.07)	—	(0.07)	17.39	35.65	995	1.24	1.10	0.21	37
R5	12.78	0.08	4.52	4.60	(0.12)	—	(0.12)	17.26	36.10	450	0.96	0.80	0.50	37
R6	12.79	0.11	4.52	4.63	(0.14)	—	(0.14)	17.28	36.32	9,164	0.84	0.69	0.65	37
Y	12.81	0.06	4.55	4.61	(0.12)	—	(0.12)	17.30	36.13	5,336	0.90	0.79	0.40	37
F	12.88	0.10	4.56	4.66	(0.14)	—	(0.14)	17.40	36.30	12,792	0.84	0.69	0.62	37
The accompanying notes are an integral part of these financial statements.
66

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Global Impact Fund – (continued)
For the Year Ended October 31, 2020
A	$ 11.32	$ 0.06	$ 1.56	$ 1.62	$ (0.04)	$ —	$ (0.04)	$ 12.90	14.37%	$ 41,474	1.50%	1.02%	0.56%	85%
C	11.12	(0.02)	1.53	1.51	(0.03)	—	(0.03)	12.60	13.63	2,132	2.23	1.75	(0.17)	85
I	11.30	0.10	1.56	1.66	(0.08)	—	(0.08)	12.88	14.79	24,403	1.12	0.66	0.90	85
R3	11.14	0.04	1.54	1.58	(0.04)	—	(0.04)	12.68	14.21	5,327	1.72	1.22	0.36	85
R4	11.28	0.08	1.56	1.64	(0.04)	—	(0.04)	12.88	14.59	894	1.38	0.87	0.73	85
R5	11.18	0.11	1.54	1.65	(0.05)	—	(0.05)	12.78	14.77	253	1.10	0.60	0.95	85
R6	11.21	0.10	1.56	1.66	(0.08)	—	(0.08)	12.79	14.87	3,111	1.04	0.59	0.88	85
Y	11.17	0.14	1.55	1.69	(0.05)	—	(0.05)	12.81	15.15	2,958	0.93	0.43	1.27	85
F	11.36	0.12	1.57	1.69	(0.17)	—	(0.17)	12.88	15.05	3,850	0.98	0.41	1.01	85
For the Year Ended October 31, 2019
A	$ 11.10	$ 0.12	$ 1.46	$ 1.58	$ (0.06)	$ (1.30)	$ (1.36)	$ 11.32	16.93%	$ 872	1.94% (7)	1.10% (7)	1.17%	5% (8)(9)
C	10.93	0.07	1.45	1.52	(0.03)	(1.30)	(1.33)	11.12	16.45	38	2.74 (7)	1.60 (7)	0.63	5 (8)(9)
I	11.05	0.17	1.46	1.63	(0.08)	(1.30)	(1.38)	11.30	17.47	13,351	1.54 (7)	0.73 (7)	1.60	5 (8)(9)
R3	10.98	0.08	1.48	1.56	(0.10)	(1.30)	(1.40)	11.14	16.94	282	2.07 (7)	1.19 (7)	0.79	5 (8)(9)
R4	11.08	0.13	1.46	1.59	(0.09)	(1.30)	(1.39)	11.28	17.11	27	1.91 (7)	0.95 (7)	1.25	5 (8)(9)
R5	11.00	0.15	1.44	1.59	(0.11)	(1.30)	(1.41)	11.18	17.45	13	1.61 (7)	0.76 (7)	1.43	5 (8)(9)
R6	11.01	0.20	1.41	1.61	(0.11)	(1.30)	(1.41)	11.21	17.45	897	1.43 (7)	0.63 (7)	1.81	5 (8)(9)
Y	10.99	0.23	1.37	1.60	(0.12)	(1.30)	(1.42)	11.17	17.42	300	1.54 (7)	0.67 (7)	2.11	5 (8)(9)
F	11.16	0.16	1.47	1.63	(0.13)	(1.30)	(1.43)	11.36	17.43	30,632	1.49 (7)	0.66 (7)	1.54	5 (8)(9)
For the Year Ended October 31, 2018
A	$ 11.63	$ 0.09	$ (0.27)	$ (0.18)	$ —	$ (0.35)	$ (0.35)	$ 11.10	(1.69)%	$ 455	2.35% (7)	1.20% (7)	0.78%	79% (9)
C	11.57	0.03	(0.27)	(0.24)	(0.05)	(0.35)	(0.40)	10.93	(2.25)	40	3.12 (7)	1.64 (7)	0.28	79 (9)
I	11.66	0.13	(0.26)	(0.13)	(0.13)	(0.35)	(0.48)	11.05	(1.34)	2,588	1.91 (7)	0.79 (7)	1.12	79 (9)
R3	11.63	0.10	(0.25)	(0.15)	(0.15)	(0.35)	(0.50)	10.98	(1.54)	11	2.60 (7)	0.98 (7)	0.85	79 (9)
R4	11.64	0.10	(0.26)	(0.16)	(0.05)	(0.35)	(0.40)	11.08	(1.58)	23	2.30 (7)	1.03 (7)	0.88	79 (9)
R5	11.65	0.12	(0.25)	(0.13)	(0.17)	(0.35)	(0.52)	11.00	(1.40)	11	1.99 (7)	0.85 (7)	1.00	79 (9)
R6	11.66	0.13	(0.25)	(0.12)	(0.18)	(0.35)	(0.53)	11.01	(1.23)	12	1.88 (7)	0.74 (7)	1.10	79 (9)
Y	11.65	0.14	(0.27)	(0.13)	(0.18)	(0.35)	(0.53)	10.99	(1.31)	22	1.93 (7)	0.79 (7)	1.15	79 (9)
F	11.66	0.13	(0.26)	(0.13)	(0.02)	(0.35)	(0.37)	11.16	(1.26)	26,117	1.88 (7)	0.74 (7)	1.10	79 (9)
Hartford International Equity Fund
For the Year Ended October 31, 2022
A	$ 12.86	$ 0.23	$ (3.27)	$ (3.04)	$ (0.25)	$ (0.16)	$ (0.41)	$ 9.41	(24.35)%	$ 440,382	0.96%	0.95%	2.10%	27%
C	12.65	0.14	(3.24)	(3.10)	(0.12)	(0.16)	(0.28)	9.27	(25.03)	8,985	1.76	1.76	1.27	27
I	13.04	0.26	(3.31)	(3.05)	(0.29)	(0.16)	(0.45)	9.54	(24.15)	41,757	0.63	0.63	2.42	27
R3	12.76	0.20	(3.25)	(3.05)	(0.22)	(0.16)	(0.38)	9.33	(24.61)	9,537	1.25	1.23	1.81	27
R4	12.89	0.22	(3.28)	(3.06)	(0.23)	(0.16)	(0.39)	9.44	(24.41)	3,076	0.95	0.95	2.08	27
R5	11.32	0.26	(2.91)	(2.65)	(0.22)	(0.16)	(0.38)	8.29	(24.14)	1,089	0.65	0.65	2.63	27
R6	13.11	0.29	(3.33)	(3.04)	(0.31)	(0.16)	(0.47)	9.60	(24.02)	14,329	0.53	0.53	2.55	27
Y	13.05	0.28	(3.33)	(3.05)	(0.29)	(0.16)	(0.45)	9.55	(24.15)	11,459	0.64	0.64	2.52	27
F	13.12	0.28	(3.33)	(3.05)	(0.31)	(0.16)	(0.47)	9.60	(24.08)	48,605	0.53	0.53	2.45	27
The accompanying notes are an integral part of these financial statements.
67

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Equity Fund – (continued)
For the Year Ended October 31, 2021
A	$ 10.24	$ 0.16	$ 2.59	$ 2.75	$ (0.13)	$ —	$ (0.13)	$ 12.86	26.93%	$ 644,435	0.94%	0.94%	1.25%	39%
C	10.05	0.04	2.58	2.62	(0.02)	—	(0.02)	12.65	26.06	17,733	1.72	1.72	0.34	39
I	10.38	0.20	2.63	2.83	(0.17)	—	(0.17)	13.04	27.35	67,019	0.61	0.61	1.58	39
R3	10.16	0.12	2.58	2.70	(0.10)	—	(0.10)	12.76	26.61	14,001	1.24	1.23	0.96	39
R4	10.26	0.15	2.61	2.76	(0.13)	—	(0.13)	12.89	27.00	5,097	0.94	0.94	1.21	39
R5	9.03	0.17	2.29	2.46	(0.17)	—	(0.17)	11.32	27.35	11,309	0.63	0.63	1.57	39
R6	10.43	0.22	2.64	2.86	(0.18)	—	(0.18)	13.11	27.52	48,911	0.53	0.53	1.67	39
Y	10.38	0.20	2.63	2.83	(0.16)	—	(0.16)	13.05	27.34	12,935	0.63	0.63	1.56	39
F	10.44	0.21	2.65	2.86	(0.18)	—	(0.18)	13.12	27.50	85,058	0.52	0.52	1.67	39
For the Year Ended October 31, 2020
A	$ 10.74	$ 0.11	$ (0.37)	$ (0.26)	$ (0.24)	$ —	$ (0.24)	$ 10.24	(2.57)%	$ 558,506	0.99%	0.99%	1.04%	77%
C	10.52	0.02	(0.35)	(0.33)	(0.14)	—	(0.14)	10.05	(3.28)	24,973	1.75	1.75	0.24	77
I	10.88	0.14	(0.36)	(0.22)	(0.28)	—	(0.28)	10.38	(2.21)	54,603	0.63	0.63	1.36	77
R3	10.65	0.08	(0.36)	(0.28)	(0.21)	—	(0.21)	10.16	(2.81)	12,115	1.24	1.23	0.79	77
R4	10.74	0.11	(0.36)	(0.25)	(0.23)	—	(0.23)	10.26	(2.52)	6,419	0.95	0.95	1.07	77
R5	9.50	0.15	(0.34)	(0.19)	(0.28)	—	(0.28)	9.03	(2.20)	8,761	0.66	0.66	1.67	77
R6	10.93	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.43	(2.11)	37,296	0.55	0.55	1.53	77
Y	10.88	0.13	(0.35)	(0.22)	(0.28)	—	(0.28)	10.38	(2.20)	13,601	0.65	0.65	1.27	77
F	10.94	0.16	(0.37)	(0.21)	(0.29)	—	(0.29)	10.44	(2.11)	67,949	0.54	0.54	1.50	77
For the Year Ended October 31, 2019
A	$ 9.91	$ 0.20	$ 0.67	$ 0.87	$ (0.02)	$ (0.02)	$ (0.04)	$ 10.74	8.88%	$ 685,465	0.97%	0.97%	1.94%	78%
C	9.76	0.11	0.67	0.78	—	(0.02)	(0.02)	10.52	8.01	43,009	1.71	1.71	1.13	78
I	10.01	0.23	0.69	0.92	(0.03)	(0.02)	(0.05)	10.88	9.29	82,136	0.63	0.63	2.20	78
R3	9.85	0.17	0.67	0.84	(0.02)	(0.02)	(0.04)	10.65	8.59	16,410	1.24	1.24	1.67	78
R4	9.91	0.20	0.68	0.88	(0.03)	(0.02)	(0.05)	10.74	8.89	8,653	0.96	0.96	1.99	78
R5	8.75	0.20	0.60	0.80	(0.03)	(0.02)	(0.05)	9.50	9.27	1,686	0.65	0.65	2.23	78
R6	10.06	0.24	0.69	0.93	(0.04)	(0.02)	(0.06)	10.93	9.29	22,624	0.54	0.54	2.32	78
Y	10.02	0.25	0.67	0.92	(0.04)	(0.02)	(0.06)	10.88	9.28	33,756	0.62	0.62	2.38	78
F	10.06	0.25	0.69	0.94	(0.04)	(0.02)	(0.06)	10.94	9.39	72,152	0.54	0.54	2.38	78
For the Year Ended October 31, 2018
A	$ 11.42	$ 0.13	$ (1.28)	$ (1.15)	$ (0.18)	$ (0.18)	$ (0.36)	$ 9.91	(10.47)%	$ 750,143	1.15%	0.97%	1.30%	85%
C	11.28	0.07	(1.29)	(1.22)	(0.12)	(0.18)	(0.30)	9.76	(11.16)	70,348	1.96	1.75	0.65	85
I	11.52	0.20	(1.33)	(1.13)	(0.20)	(0.18)	(0.38)	10.01	(10.21)	120,491	0.87	0.66	1.85	85
R3	11.37	0.02	(1.21)	(1.19)	(0.15)	(0.18)	(0.33)	9.85	(10.84)	19,595	1.41	1.27	0.29	85
R4	11.43	0.12	(1.28)	(1.16)	(0.18)	(0.18)	(0.36)	9.91	(10.58)	15,357	1.19	0.99	1.29	85
R5	10.09	0.17	(1.13)	(0.96)	(0.20)	(0.18)	(0.38)	8.75	(9.97)	1,109	0.91	0.69	1.75	85
R6 (4)	11.48	0.11	(1.53)	(1.42)	—	—	—	10.06	(12.37) (5)	4,959	0.68 (6)	0.53 (6)	1.50 (6)	85
Y	11.51	0.22	(1.31)	(1.09)	(0.22)	(0.18)	(0.40)	10.02	(9.92)	27,321	0.83	0.59	2.02	85
F	11.53	0.18	(1.28)	(1.10)	(0.19)	(0.18)	(0.37)	10.06	(9.94)	74,278	0.71	0.55	1.76	85
The accompanying notes are an integral part of these financial statements.
68

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund
For the Year Ended October 31, 2022
A	$ 19.44	$ 0.05	$ (7.30)	$ (7.25)	$ (0.03)	$ (0.06)	$ (0.09)	$ 12.10	(37.43)%	$ 92,017	1.30%	1.30%	0.41%	30%
C	17.47	(0.06)	(6.54)	(6.60)	—	(0.06)	(0.06)	10.81	(37.89)	2,070	2.10	2.05	(0.42)	30
I	19.31	0.09	(7.23)	(7.14)	(0.09)	(0.06)	(0.15)	12.02	(37.24)	105,860	0.97	0.96	0.57	30
R3	19.66	0.02	(7.39)	(7.37)	—	(0.06)	(0.06)	12.23	(37.59)	444	1.57	1.56	0.13	30
R4	20.08	0.06	(7.54)	(7.48)	(0.04)	(0.06)	(0.10)	12.50	(37.42)	1,347	1.27	1.27	0.38	30
R5	20.26	0.10	(7.59)	(7.49)	(0.09)	(0.06)	(0.15)	12.62	(37.22)	5,220	0.97	0.97	0.56	30
R6	20.38	0.14	(7.65)	(7.51)	(0.12)	(0.06)	(0.18)	12.69	(37.15)	1,484	0.85	0.85	0.84	30
Y	20.32	0.12	(7.62)	(7.50)	(0.10)	(0.06)	(0.16)	12.66	(37.18)	7,634	0.96	0.95	0.73	30
F	19.35	0.12	(7.25)	(7.13)	(0.12)	(0.06)	(0.18)	12.04	(37.17)	142,153	0.85	0.85	0.82	30
For the Year Ended October 31, 2021
A	$ 16.10	$ (0.01)	$ 3.93	$ 3.92	$ —	$ (0.58)	$ (0.58)	$ 19.44	24.68%	$ 167,201	1.26%	1.26%	(0.05)%	32%
C	14.63	(0.15)	3.57	3.42	—	(0.58)	(0.58)	17.47	23.72	5,153	2.09	2.05	(0.86)	32
I	15.97	0.04	3.91	3.95	(0.03)	(0.58)	(0.61)	19.31	25.09	247,620	1.04	1.00	0.21	32
R3	16.31	(0.06)	3.99	3.93	—	(0.58)	(0.58)	19.66	24.42	808	1.56	1.55	(0.33)	32
R4	16.61	—	4.05	4.05	—	(0.58)	(0.58)	20.08	24.71	2,783	1.26	1.26	(0.02)	32
R5	16.73	0.05	4.09	4.14	(0.03)	(0.58)	(0.61)	20.26	25.09	37,334	0.94	0.94	0.26	32
R6	16.83	0.08	4.11	4.19	(0.06)	(0.58)	(0.64)	20.38	25.23	8,367	0.84	0.84	0.40	32
Y	16.78	0.05	4.11	4.16	(0.04)	(0.58)	(0.62)	20.32	25.13	15,124	0.95	0.95	0.27	32
F	16.00	0.07	3.92	3.99	(0.06)	(0.58)	(0.64)	19.35	25.29	195,324	0.84	0.84	0.37	32
For the Year Ended October 31, 2020
A	$ 14.40	$ 0.00	$ 1.78	$ 1.78	$ (0.08)	$ —	$ (0.08)	$ 16.10	12.40%	$ 137,068	1.36%	1.30%	0.00% (10)	112%
C	13.12	(0.10)	1.61	1.51	—	—	—	14.63	11.51	5,435	2.14	2.05	(0.76)	112
I	14.29	0.06	1.75	1.81	(0.13)	—	(0.13)	15.97	12.75	189,631	0.97	0.93	0.40	112
R3	14.59	(0.04)	1.80	1.76	(0.04)	—	(0.04)	16.31	12.08	711	1.61	1.57	(0.26)	112
R4	14.83	0.01	1.83	1.84	(0.06)	—	(0.06)	16.61	12.44	2,260	1.30	1.26	0.07	112
R5	14.96	0.05	1.85	1.90	(0.13)	—	(0.13)	16.73	12.76	30,666	0.99	0.95	0.35	112
R6	15.04	0.07	1.86	1.93	(0.14)	—	(0.14)	16.83	12.90	4,560	0.90	0.85	0.48	112
Y	15.01	0.05	1.85	1.90	(0.13)	—	(0.13)	16.78	12.74	12,562	1.00	0.95	0.35	112
F	14.31	0.07	1.77	1.84	(0.15)	—	(0.15)	16.00	12.88	159,194	0.89	0.85	0.47	112
For the Year Ended October 31, 2019
A	$ 13.85	$ 0.09	$ 1.51	$ 1.60	$ (0.08)	$ (0.97)	$ (1.05)	$ 14.40	12.97%	$ 128,065	1.38%	1.30%	0.66%	64%
C	12.71	(0.01)	1.39	1.38	—	(0.97)	(0.97)	13.12	12.16	6,842	2.15	2.05	(0.11)	64
I	13.75	0.14	1.49	1.63	(0.12)	(0.97)	(1.09)	14.29	13.41	39,175	0.99	0.94	1.04	64
R3	14.00	0.06	1.53	1.59	(0.03)	(0.97)	(1.00)	14.59	12.63	632	1.63	1.57	0.44	64
R4	14.21	0.09	1.56	1.65	(0.06)	(0.97)	(1.03)	14.83	12.99	4,102	1.33	1.27	0.67	64
R5	14.34	0.14	1.57	1.71	(0.12)	(0.97)	(1.09)	14.96	13.40	25,303	1.02	0.96	1.00	64
R6	14.41	0.16	1.57	1.73	(0.13)	(0.97)	(1.10)	15.04	13.48	3,059	0.91	0.85	1.09	64
Y	14.39	0.15	1.57	1.72	(0.13)	(0.97)	(1.10)	15.01	13.45	18,100	0.98	0.92	1.05	64
F	13.77	0.15	1.49	1.64	(0.13)	(0.97)	(1.10)	14.31	13.50	112,149	0.91	0.85	1.12	64
The accompanying notes are an integral part of these financial statements.
69

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Growth Fund – (continued)
For the Year Ended October 31, 2018
A	$ 15.21	$ 0.10	$ (1.38)	$ (1.28)	$ (0.08)	$ —	$ (0.08)	$ 13.85	(8.47)%	$ 123,681	1.40%	1.30%	0.64%	76%
C	13.99	(0.01)	(1.27)	(1.28)	—	—	—	12.71	(9.15)	7,962	2.21	2.05	(0.09)	76
I	15.09	0.15	(1.37)	(1.22)	(0.12)	—	(0.12)	13.75	(8.16)	35,144	1.04	0.98	0.98	76
R3	15.36	0.06	(1.41)	(1.35)	(0.01)	—	(0.01)	14.00	(8.72)	556	1.67	1.60	0.36	76
R4	15.59	0.09	(1.39)	(1.30)	(0.08)	—	(0.08)	14.21	(8.41)	8,748	1.36	1.30	0.59	76
R5	15.74	0.17	(1.45)	(1.28)	(0.12)	—	(0.12)	14.34	(8.19)	21,691	1.06	1.00	1.03	76
R6 (4)	16.23	0.02	(1.84)	(1.82)	—	—	—	14.41	(11.21) (5)	583	0.94 (6)	0.86 (6)	0.22 (6)	76
Y	15.79	0.17	(1.44)	(1.27)	(0.13)	—	(0.13)	14.39	(8.13)	16,422	0.98	0.91	1.05	76
F	15.11	0.16	(1.37)	(1.21)	(0.13)	—	(0.13)	13.77	(8.10)	94,527	0.95	0.89	1.07	76
The Hartford International Opportunities Fund
For the Year Ended October 31, 2022
A	$ 21.23	$ 0.18	$ (5.43)	$ (5.25)	$ (0.25)	$ (1.75)	$ (2.00)	$ 13.98	(27.18)%	$ 370,470	1.09%	1.09%	1.08%	95%
C	18.33	0.04	(4.63)	(4.59)	(0.12)	(1.75)	(1.87)	11.87	(27.75)	15,181	1.85	1.85	0.31	95
I	21.13	0.24	(5.41)	(5.17)	(0.31)	(1.75)	(2.06)	13.90	(26.99)	480,987	0.78	0.78	1.42	95
R3	21.59	0.12	(5.54)	(5.42)	(0.17)	(1.75)	(1.92)	14.25	(27.43)	24,237	1.41	1.41	0.76	95
R4	22.02	0.19	(5.66)	(5.47)	(0.24)	(1.75)	(1.99)	14.56	(27.21)	66,846	1.10	1.10	1.06	95
R5	22.25	0.23	(5.71)	(5.48)	(0.30)	(1.75)	(2.05)	14.72	(27.00)	250,539	0.79	0.79	1.37	95
R6	22.39	0.27	(5.76)	(5.49)	(0.33)	(1.75)	(2.08)	14.82	(26.94)	848,859	0.69	0.69	1.50	95
Y	22.38	0.24	(5.74)	(5.50)	(0.31)	(1.75)	(2.06)	14.82	(26.95)	855,067	0.79	0.76	1.40	95
F	21.15	0.25	(5.41)	(5.16)	(0.33)	(1.75)	(2.08)	13.91	(26.95)	536,325	0.69	0.69	1.50	95
For the Year Ended October 31, 2021
A	$ 16.66	$ 0.13	$ 4.51	$ 4.64	$ (0.07)	$ —	$ (0.07)	$ 21.23	27.91%	$ 563,577	1.08%	1.07%	0.66%	99%
C	14.44	(0.03)	3.92	3.89	—	—	—	18.33	26.94	27,868	1.85	1.85	(0.14)	99
I	16.57	0.20	4.49	4.69	(0.13)	—	(0.13)	21.13	28.38	579,815	0.77	0.77	0.97	99
R3	16.93	0.06	4.60	4.66	(0.00) (11)	—	—	21.59	27.54	36,293	1.40	1.40	0.31	99
R4	17.27	0.13	4.69	4.82	(0.07)	—	(0.07)	22.02	27.94	110,424	1.10	1.10	0.63	99
R5	17.44	0.20	4.74	4.94	(0.13)	—	(0.13)	22.25	28.37	358,244	0.79	0.79	0.94	99
R6	17.55	0.23	4.75	4.98	(0.14)	—	(0.14)	22.39	28.47	1,037,195	0.69	0.69	1.06	99
Y	17.55	0.21	4.75	4.96	(0.13)	—	(0.13)	22.38	28.34	1,299,603	0.79	0.75	0.97	99
F	16.58	0.21	4.50	4.71	(0.14)	—	(0.14)	21.15	28.51	776,074	0.69	0.69	1.04	99
For the Year Ended October 31, 2020
A	$ 15.70	$ 0.05	$ 1.12	$ 1.17	$ (0.21)	$ —	$ (0.21)	$ 16.66	7.48%	$ 450,001	1.12%	1.12%	0.29%	100%
C	13.63	(0.07)	0.98	0.91	(0.10)	—	(0.10)	14.44	6.67	27,825	1.89	1.89	(0.48)	100
I	15.62	0.10	1.12	1.22	(0.27)	—	(0.27)	16.57	7.81	347,719	0.78	0.78	0.63	100
R3	15.95	0.00	1.13	1.13	(0.15)	—	(0.15)	16.93	7.10	37,082	1.42	1.42	(0.01)	100
R4	16.26	0.05	1.16	1.21	(0.20)	—	(0.20)	17.27	7.45	104,353	1.10	1.10	0.30	100
R5	16.43	0.11	1.16	1.27	(0.26)	—	(0.26)	17.44	7.77	307,347	0.80	0.80	0.66	100
R6	16.53	0.12	1.18	1.30	(0.28)	—	(0.28)	17.55	7.88	739,434	0.70	0.70	0.71	100
Y	16.53	0.11	1.18	1.29	(0.27)	—	(0.27)	17.55	7.83	1,074,227	0.80	0.76	0.66	100
F	15.63	0.11	1.12	1.23	(0.28)	—	(0.28)	16.58	7.89	619,937	0.70	0.70	0.71	100
The accompanying notes are an integral part of these financial statements.
70

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Opportunities Fund – (continued)
For the Year Ended October 31, 2019
A	$ 14.66	$ 0.21	$ 1.36	$ 1.57	$ (0.18)	$ (0.35)	$ (0.53)	$ 15.70	11.32%	$ 464,083	1.12%	1.12%	1.42%	92%
C	12.74	0.08	1.19	1.27	(0.03)	(0.35)	(0.38)	13.63	10.46	37,457	1.89	1.89	0.64	92
I	14.60	0.25	1.35	1.60	(0.23)	(0.35)	(0.58)	15.62	11.67	350,647	0.79	0.79	1.71	92
R3	14.87	0.17	1.39	1.56	(0.13)	(0.35)	(0.48)	15.95	11.03	51,593	1.42	1.42	1.14	92
R4	15.16	0.22	1.41	1.63	(0.18)	(0.35)	(0.53)	16.26	11.34	133,349	1.12	1.12	1.44	92
R5	15.32	0.27	1.42	1.69	(0.23)	(0.35)	(0.58)	16.43	11.73	265,062	0.80	0.80	1.74	92
R6	15.42	0.30	1.41	1.71	(0.25)	(0.35)	(0.60)	16.53	11.78	638,619	0.70	0.70	1.93	92
Y	15.41	0.28	1.43	1.71	(0.24)	(0.35)	(0.59)	16.53	11.80	981,426	0.78	0.75	1.80	92
F	14.61	0.27	1.35	1.62	(0.25)	(0.35)	(0.60)	15.63	11.82	660,251	0.70	0.70	1.82	92
For the Year Ended October 31, 2018
A	$ 17.49	$ 0.18	$ (2.19)	$ (2.01)	$ (0.21)	$ (0.61)	$ (0.82)	$ 14.66	(12.07)%	$ 480,730	1.10%	1.10%	1.05%	76%
C	15.33	0.05	(1.90)	(1.85)	(0.13)	(0.61)	(0.74)	12.74	(12.71)	48,193	1.87	1.86	0.32	76
I	17.41	0.24	(2.19)	(1.95)	(0.25)	(0.61)	(0.86)	14.60	(11.81)	457,499	0.79	0.79	1.41	76
R3	17.73	0.13	(2.22)	(2.09)	(0.16)	(0.61)	(0.77)	14.87	(12.33)	57,967	1.41	1.41	0.73	76
R4	18.06	0.18	(2.26)	(2.08)	(0.21)	(0.61)	(0.82)	15.16	(12.07)	157,811	1.11	1.11	1.04	76
R5	18.24	0.24	(2.29)	(2.05)	(0.26)	(0.61)	(0.87)	15.32	(11.82)	253,440	0.80	0.80	1.35	76
R6	18.34	0.27	(2.30)	(2.03)	(0.28)	(0.61)	(0.89)	15.42	(11.69)	505,433	0.70	0.70	1.56	76
Y	18.34	0.25	(2.30)	(2.05)	(0.27)	(0.61)	(0.88)	15.41	(11.77)	1,029,715	0.74	0.74	1.41	76
F	17.43	0.25	(2.18)	(1.93)	(0.28)	(0.61)	(0.89)	14.61	(11.72)	599,574	0.70	0.70	1.49	76
The Hartford International Value Fund
For the Year Ended October 31, 2022
A	$ 16.64	$ 0.40	$ (2.95)	$ (2.55)	$ (0.48)	$ —	$ (0.48)	$ 13.61	(15.74)%	$ 61,526	1.21%	1.21%	2.63%	32%
C	16.36	0.28	(2.92)	(2.64)	(0.33)	—	(0.33)	13.39	(16.42)	3,256	1.97	1.97	1.84	32
I	16.72	0.44	(2.96)	(2.52)	(0.52)	—	(0.52)	13.68	(15.52)	1,147,284	0.93	0.92	2.89	32
R3	16.65	0.34	(2.95)	(2.61)	(0.41)	—	(0.41)	13.63	(16.04)	618	1.55	1.55	2.26	32
R4	16.59	0.39	(2.94)	(2.55)	(0.47)	—	(0.47)	13.57	(15.79)	3,265	1.25	1.25	2.58	32
R5	16.78	0.44	(2.97)	(2.53)	(0.52)	—	(0.52)	13.73	(15.53)	31,492	0.94	0.94	2.87	32
R6	17.14	0.46	(3.03)	(2.57)	(0.53)	—	(0.53)	14.04	(15.42)	24,542	0.83	0.83	2.92	32
Y	17.13	0.46	(3.04)	(2.58)	(0.53)	—	(0.53)	14.02	(15.53)	472,690	0.91	0.91	2.94	32
F	16.74	0.51	(3.02)	(2.51)	(0.53)	—	(0.53)	13.70	(15.42)	381,828	0.83	0.83	3.36	32
For the Year Ended October 31, 2021
A	$ 11.27	$ 0.29	$ 5.24	$ 5.53	$ (0.16)	$ —	$ (0.16)	$ 16.64	49.38%	$ 58,055	1.23%	1.23%	1.88%	25%
C	11.12	0.15	5.20	5.35	(0.11)	—	(0.11)	16.36	48.27	7,693	1.97	1.97	1.00	25
I	11.40	0.34	5.28	5.62	(0.30)	—	(0.30)	16.72	49.79	1,370,819	0.95	0.95	2.19	25
R3	11.36	0.25	5.26	5.51	(0.22)	—	(0.22)	16.65	48.84	704	1.56	1.56	1.59	25
R4	11.32	0.28	5.24	5.52	(0.25)	—	(0.25)	16.59	49.24	4,081	1.26	1.26	1.79	25
R5	11.44	0.32	5.31	5.63	(0.29)	—	(0.29)	16.78	49.76	37,168	0.94	0.94	2.09	25
R6	11.68	0.31	5.45	5.76	(0.30)	—	(0.30)	17.14	49.88	30,933	0.84	0.84	2.01	25
Y	11.67	0.35	5.41	5.76	(0.30)	—	(0.30)	17.13	49.84	438,442	0.91	0.90	2.19	25
F	11.41	0.32	5.32	5.64	(0.31)	—	(0.31)	16.74	49.94	238,372	0.84	0.84	2.10	25
The accompanying notes are an integral part of these financial statements.
71

Hartford International/Global Equity Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford International Value Fund – (continued)
For the Year Ended October 31, 2020
A	$ 14.53	$ 0.16	$ (3.00)	$ (2.84)	$ (0.42)	$ —	$ (0.42)	$ 11.27	(20.24)%	$ 29,857	1.22%	1.22%	1.31%	26%
C	14.31	0.05	(2.96)	(2.91)	(0.28)	—	(0.28)	11.12	(20.83)	6,692	1.99	1.99	0.37	26
I	14.69	0.19	(3.01)	(2.82)	(0.47)	—	(0.47)	11.40	(19.98)	450,897	0.92	0.92	1.56	26
R3	14.62	0.11	(3.03)	(2.92)	(0.34)	—	(0.34)	11.36	(20.53)	344	1.57	1.57	0.88	26
R4	14.62	0.15	(3.00)	(2.85)	(0.45)	—	(0.45)	11.32	(20.26)	2,812	1.27	1.27	1.26	26
R5	14.72	0.20	(3.02)	(2.82)	(0.46)	—	(0.46)	11.44	(19.94)	26,420	0.95	0.95	1.59	26
R6	15.03	0.20	(3.07)	(2.87)	(0.48)	—	(0.48)	11.68	(19.87)	40,184	0.86	0.86	1.58	26
Y	15.02	0.19	(3.07)	(2.88)	(0.47)	—	(0.47)	11.67	(19.93)	224,804	0.93	0.91	1.43	26
F	14.70	0.19	(3.00)	(2.81)	(0.48)	—	(0.48)	11.41	(19.91)	176,284	0.86	0.86	1.53	26
For the Year Ended October 31, 2019
A	$ 15.11	$ 0.31	$ 0.15	$ 0.46	$ (0.34)	$ (0.70)	$ (1.04)	$ 14.53	3.90%	$ 205,566	1.20%	1.20%	2.19%	51%
C	14.86	0.20	0.17	0.37	(0.22)	(0.70)	(0.92)	14.31	3.14	17,367	1.95	1.95	1.45	51
I	15.28	0.39	0.12	0.51	(0.40)	(0.70)	(1.10)	14.69	4.20	1,004,021	0.91	0.91	2.74	51
R3	15.17	0.25	0.18	0.43	(0.28)	(0.70)	(0.98)	14.62	3.53	669	1.54	1.54	1.80	51
R4	15.20	0.31	0.15	0.46	(0.34)	(0.70)	(1.04)	14.62	3.85	1,396	1.25	1.25	2.17	51
R5	15.32	0.39	0.11	0.50	(0.40)	(0.70)	(1.10)	14.72	4.13	34,293	0.95	0.95	2.80	51
R6 (12)	14.59	0.30	0.14	0.44	—	—	—	15.03	3.05 (5)	170,365	0.84 (6)	0.84 (6)	3.15 (6)	51
Y	15.60	0.38	0.14	0.52	(0.40)	(0.70)	(1.10)	15.02	4.21	619,624	0.90	0.89	2.63	51
F	15.30	0.36	0.15	0.51	(0.41)	(0.70)	(1.11)	14.70	4.24	280,593	0.84	0.84	2.55	51
For the Year Ended October 31, 2018
A	$ 17.87	$ 0.28	$ (1.88)	$ (1.60)	$ (0.55)	$ (0.61)	$ (1.16)	$ 15.11	(9.67)%	$ 293,131	1.20%	1.20%	1.65%	22%
C	17.61	0.15	(1.85)	(1.70)	(0.44)	(0.61)	(1.05)	14.86	(10.32)	26,524	1.92	1.92	0.92	22
I	18.07	0.33	(1.90)	(1.57)	(0.61)	(0.61)	(1.22)	15.28	(9.41)	905,960	0.90	0.90	1.91	22
R3	17.99	0.23	(1.91)	(1.68)	(0.53)	(0.61)	(1.14)	15.17	(10.02)	851	1.55	1.55	1.32	22
R4	17.98	0.28	(1.90)	(1.62)	(0.55)	(0.61)	(1.16)	15.20	(9.71)	1,441	1.25	1.25	1.64	22
R5	18.13	0.34	(1.93)	(1.59)	(0.61)	(0.61)	(1.22)	15.32	(9.46)	30,210	0.93	0.93	1.98	22
Y	18.43	0.35	(1.95)	(1.60)	(0.62)	(0.61)	(1.23)	15.60	(9.39)	685,942	0.87	0.87	1.99	22
F	18.09	0.37	(1.93)	(1.56)	(0.62)	(0.61)	(1.23)	15.30	(9.31)	382,297	0.83	0.83	2.16	22

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2018.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes the Fund’s share of the Master Portfolio’s allocated expenses.
(8)	Effective October 7, 2019, the Global Impact Fund commenced operations as a stand-alone fund. The portfolio turnover is reflective of the activity from October 7, 2019 to October 31, 2019. The blended portfolio turnover rate of the Global Impact Fund and its former master portfolio, the Global Impact Master Portfolio (the “Master Portfolio”), is 108% which reflects the portfolio turnover of the Master Portfolio from November 1, 2018 through October 4, 2019 and the Global Impact Fund from October 7, 2019 to October 31, 2019.
(9)	The portfolio turnover of the Fund is reflective of the portfolio turnover of the Master Portfolio.
(10)	Amount is less than 0.01%.
(11)	Amount is less than $0.01 per share.
(12)	Commenced operations on February 28, 2019.
The accompanying notes are an integral part of these financial statements.
72

Hartford International/Global Equity Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2022. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
Hartford Climate Opportunities Fund (the "Climate Opportunities Fund")
Hartford Emerging Markets Equity Fund (the "Emerging Markets Equity Fund")
Hartford Global Impact Fund (the "Global Impact Fund")
Hartford International Equity Fund (the "International Equity Fund")
The Hartford International Growth Fund (the "International Growth Fund")
The Hartford International Opportunities Fund (the "International Opportunities Fund")
The Hartford International Value Fund (the "International Value Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6, Class Y and Class F shares. Class A shares of each Fund are sold with a front-end sales charge of up to 5.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Certain classes of the International Equity Fund are closed to new investors, subject to certain exceptions set forth in the International Equity Fund's prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
73

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment
74

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, such Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which such Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income, if any, annually and realized gains, if any, at least once a year.
75

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2022, each of Emerging Markets Equity Fund, International Equity Fund and International Value Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
76

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

During the year ended October 31, 2022, each of Emerging Markets Equity Fund, Global Impact Fund, International Equity Fund, International Opportunities Fund and International Value Fund had used Foreign Currency Contracts.
c)	Additional Derivative Instrument Information:
Emerging Markets Equity Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 265,851	$ —	$ 265,851
Total	$ —	$ —	$ —	$ 265,851	$ —	$ 265,851

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (1,854,012)	$ —	$ (1,854,012)
Net realized gain (loss) on foreign currency contracts	—	(4,829)	—	—	—	(4,829)
Total	$ —	$ (4,829)	$ —	$ (1,854,012)	$ —	$ (1,858,841)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (106,202)	$ —	$ (106,202)
Total	$ —	$ —	$ —	$ (106,202)	$ —	$ (106,202)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	81
Foreign Currency Contracts Sold at Contract Amount	$ 589,336
Global Impact Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ 2,357	$ —	$ —	$ —	$ 2,357
Total	$ —	$ 2,357	$ —	$ —	$ —	$ 2,357
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$ 40,444
77

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

International Equity Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 130,897	$ —	$ 130,897
Total	$ —	$ —	$ —	$ 130,897	$ —	$ 130,897

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (797,290)	$ —	$ (797,290)
Net realized gain (loss) on foreign currency contracts	—	(14)	—	—	—	(14)
Total	$ —	$ (14)	$ —	$ (797,290)	$ —	$ (797,304)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 352,648	$ —	$ 352,648
Total	$ —	$ —	$ —	$ 352,648	$ —	$ 352,648
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	115
Foreign Currency Contracts Sold at Contract Amount	$ 1,985
International Opportunities Fund
The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$ —	$ (439)	$ —	$ —	$ —	$ (439)
Total	$ —	$ (439)	$ —	$ —	$ —	$ (439)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Sold at Contract Amount	$ 180,607
78

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

International Value Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 772,599	$ —	$ 772,599
Total	$ —	$ —	$ —	$ 772,599	$ —	$ 772,599

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (13,062,566)	$ —	$ (13,062,566)
Net realized gain (loss) on foreign currency contracts	—	(146)	—	—	—	(146)
Total	$ —	$ (146)	$ —	$ (13,062,566)	$ —	$ (13,062,712)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 335,308	$ —	$ 335,308
Total	$ —	$ —	$ —	$ 335,308	$ —	$ 335,308
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	338
Foreign Currency Contracts Sold at Contract Amount	$ 21,226
d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Emerging Markets Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (265,851)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(265,851)
Derivatives not subject to a MNA	—	265,851
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

79

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

International Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 130,897	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	130,897	—
Derivatives not subject to a MNA	(130,897)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

International Value Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 772,599	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	772,599	—
Derivatives not subject to a MNA	(772,599)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions, which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In
80

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Climate Opportunities Fund	$ 3,036,229	$ 5,117,588	$ 1,060,101	$ —
Emerging Markets Equity Fund	11,500,020	—	5,430,419	—
Global Impact Fund	843,635	3,121,812	517,626	—
International Equity Fund	18,150,915	11,309,140	10,069,912	—
International Growth Fund	3,012,858	2,188,410	1,028,985	19,501,742
International Opportunities Fund	73,000,297	386,397,079	26,618,599	—
International Value Fund	67,560,187	—	28,144,815	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Climate Opportunities Fund	$ 945,891	$ (3,402,990)	$ (2,291,061)	$ (4,748,160)
Emerging Markets Equity Fund	11,186,471	(44,496,052)	(70,875,711)	(104,185,292)
Global Impact Fund	969,262	(28,947,128)	(4,415,211)	(32,393,077)
International Equity Fund	15,735,040	(28,178,626)	(63,657,077)	(76,100,663)
International Growth Fund	2,636,139	(26,177,643)	(24,003,450)	(47,544,954)
International Opportunities Fund	32,725,149	(259,800,751)	(199,801,887)	(426,877,489)
International Value Fund	62,415,519	(320,466,705)	(359,007,032)	(617,058,218)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as non deductible expenses from partnership adjustments. Adjustments are made to reflect the impact these items have on the current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and
81

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
International Equity Fund	$ (15,701)	$ 15,701
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Climate Opportunities Fund	$ 3,402,990	$ —
Emerging Markets Equity Fund	44,496,052	—
Global Impact Fund*	10,206,019	18,741,109
International Equity Fund*	21,562,462	6,616,164
International Growth Fund	17,261,855	8,915,788
International Opportunities Fund	259,800,751	—
International Value Fund*	31,752,390	288,714,315

*	Future utilization of losses are subject to limitation under current tax laws.
During the year ended October 31, 2022, International Value Fund utilized $34,719,022 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, partnerships and passive foreign investment company (PFIC) mark-to-market adjustments. The net unrealized appreciation/depreciation on investments for tax purposes, which consists of gross unrealized appreciation and depreciation, was also different from book purposes primarily due to wash sale loss deferrals, and market to market adjustments on futures, PFICs, partnership adjustments and non-taxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Climate Opportunities Fund	$ 107,444,457	$ 9,158,784	$ (11,429,693)	$ (2,270,909)
Emerging Markets Equity Fund	420,297,703	29,356,218	(99,462,910)	(70,106,692)
Global Impact Fund	163,622,457	15,349,053	(19,736,744)	(4,387,691)
International Equity Fund	638,956,144	51,447,452	(114,645,354)	(63,197,902)
International Growth Fund	378,848,667	31,090,636	(55,017,303)	(23,926,667)
International Opportunities Fund	3,640,852,117	213,059,111	(411,016,191)	(197,957,080)
International Value Fund	2,470,384,601	106,892,738	(465,401,749)	(358,509,011)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily
82

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

investment of the assets of each Fund (or allocated portion of the assets in the case of Climate Opportunities Fund) in accordance with the Fund’s investment objective and policies. With respect to the Climate Opportunities Fund, HFMC has also entered into a sub-advisory agreement with Schroder Investment Management North America Inc. (“SIMNA”) and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement. SIMNA performs the daily investment of the assets for a portion of the Climate Opportunities Fund in accordance with Climate Opportunities Fund's investment objectives and policies and SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SIMNA, in connection with the daily investment of the assets for such portion of the Climate Opportunities Fund. HFMC pays a sub-advisory fee to one or more sub-advisers out of its investment management fee. With respect to Climate Opportunities Fund, SIMNA pays a sub-sub-advisory fee to SIMNA Ltd. out of the sub-advisory fees received from HFMC for the Fund.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Climate Opportunities Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
Emerging Markets Equity Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% over $1 billion
Global Impact Fund	0.6200% on first $500 million and;
0.6000% on next $500 million and;
0.5800% on next $1.5 billion and;
0.5750% on next $2.5 billion and;
0.5700% over $5 billion
International Equity Fund	0.4600% on first $1 billion and;
0.4500% on next $1 billion and;
0.4400% on next $3 billion and;
0.4300% over $5 billion
International Growth Fund	0.8000% on first $250 million and;
0.7500% on next $250 million and;
0.7000% on next $500 million and;
0.6500% over $1 billion
International Opportunities Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6400% on next $1.5 billion and;
0.6350% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6250% over $10 billion
International Value Fund	0.8500% on first $500 million and;
0.8000% on next $500 million and;
0.7500% on next $4 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and
83

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

expenses, and extraordinary expenses) through February 28, 2023 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.20%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Growth Fund	1.30%	2.05%	0.98%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
From November 1, 2021 through February 28, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as follows for the following Fund:
	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
International Growth Fund	1.30%	2.05%	1.00%	1.57%	1.27%	1.00%	0.85%	0.95%	0.85%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2022, these amounts, if any, are included in the Statements of Operations.
The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	1.19%	1.94%	0.89%	1.17%	0.97%	0.81%	0.69%	0.79%	0.69%
Emerging Markets Equity Fund	1.45%	2.20%	1.16%	1.70%	1.45%	1.15%	0.98%	1.10%	0.98%
Global Impact Fund	1.19%	1.94%	0.89%	1.41%	1.11%	0.81%	0.69%	0.79%	0.69%
International Equity Fund	0.95%	1.76%	0.63%	1.23%	0.95%	0.65%	0.53%	0.64%	0.53%
International Growth Fund	1.30%	2.05%	0.96%	1.56%	1.27%	0.97%	0.85%	0.95%	0.85%
International Opportunities Fund	1.09%	1.85%	0.78%	1.41%	1.10%	0.79%	0.69%	0.76%	0.69%
International Value Fund	1.21%	1.97%	0.92%	1.55%	1.25%	0.94%	0.83%	0.90%	0.83%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Climate Opportunities Fund	$ 147,805	$ 4,414
Emerging Markets Equity Fund	27,492	442
Global Impact Fund	96,445	2,004
International Equity Fund	117,237	845
International Growth Fund	83,506	795
International Opportunities Fund	321,641	3,713
International Value Fund	165,773	2,161
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an
84

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Climate Opportunities Fund	$ 258
Emerging Markets Equity Fund	1,026
Global Impact Fund	388
International Equity Fund	1,623
International Growth Fund	974
International Opportunities Fund	9,200
International Value Fund	5,340
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Effective March 1, 2022, HASCO has contractually agreed to waive its transfer agency fee and/or reimburse transfer agency-related expenses to the extent necessary to limit the transfer agency fee for the share classes of the Funds listed below through February 28, 2023, unless the Board of Directors approves its earlier termination as follows:
Fund	Class I	Class Y
International Opportunities Fund	N/A	0.08%
International Value Fund	0.09%	N/A
From November 1, 2021 through February 28, 2022, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for Class Y shares of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class Y
International Opportunities Fund	0.07%
International Value Fund	0.06%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
85

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	0.14%	0.19%	0.13%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Emerging Markets Equity Fund	0.20%	0.25%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Global Impact Fund	0.23%	0.25%	0.11%	0.22%	0.14%	0.12%	0.00% *	0.11%	0.00% *
International Equity Fund	0.18%	0.23%	0.10%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
International Growth Fund	0.20%	0.25%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
International Opportunities Fund	0.15%	0.16%	0.09%	0.22%	0.17%	0.10%	0.00% *	0.08%	0.00% *
International Value Fund	0.13%	0.14%	0.09%	0.22%	0.17%	0.11%	0.00% *	0.07%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Climate Opportunities Fund	$ 154,581	$ 154,791	$ —
Emerging Markets Equity Fund	5,162,620	4,103,760	5,064,240
Global Impact Fund	1,959,711	2,074,118	—
International Equity Fund	8,019,950	8,416,269	583,720
International Growth Fund	—	—	83,170
International Opportunities Fund	27,433,617	28,863,383	—
International Value Fund	14,572,982	14,945,403	456,020

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
86

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

9.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	16%	33%	9%	—	—	—
Emerging Markets Equity Fund	—	—	—	—	—	19%	2%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Climate Opportunities Fund	—	—	—	0%*	0% *	0% *	—	—	—
Emerging Markets Equity Fund	—	—	—	—	—	0% *	0% *	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
International Growth Fund	12%
International Opportunities Fund	3%

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
10.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Climate Opportunities Fund	$ 87,883,679	$ 95,697,551	$ 87,883,679	$ 95,697,551
Emerging Markets Equity Fund	375,645,515	350,607,637	375,645,515	350,607,637
Global Impact Fund	113,376,681	47,775,491	113,376,681	47,775,491
International Equity Fund	196,914,683	294,162,715	196,914,683	294,162,715
International Growth Fund	136,266,057	218,217,071	136,266,057	218,217,071
International Opportunities Fund	3,891,384,525	3,852,935,034	3,891,384,525	3,852,935,034
International Value Fund	1,100,316,648	695,215,233	1,100,316,648	695,215,233
11.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Climate Opportunities Fund
Class A
Shares Sold	800,331	$ 12,507,619	1,514,018	$ 25,396,212
Shares Issued for Reinvested Dividends	108,845	1,868,184	9,647	145,707
Shares Redeemed	(655,168)	(9,560,613)	(226,983)	(3,867,044)
Net Increase (Decrease)	254,008	4,815,190	1,296,682	21,674,875
87

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	48,180	$ 712,886	96,240	$ 1,602,267
Shares Issued for Reinvested Dividends	6,338	106,547	330	4,889
Shares Redeemed	(19,995)	(298,529)	(7,894)	(128,559)
Net Increase (Decrease)	34,523	520,904	88,676	1,478,597
Class I
Shares Sold	1,456,899	$ 21,548,397	1,271,177	$ 21,117,554
Shares Issued for Reinvested Dividends	62,206	1,052,228	4,132	62,048
Shares Redeemed	(1,009,495)	(13,731,053)	(445,837)	(7,545,181)
Net Increase (Decrease)	509,610	8,869,572	829,472	13,634,421
Class R3
Shares Sold	510	$ 7,811	2,778	$ 47,222
Shares Issued for Reinvested Dividends	702	11,864	108	1,589
Shares Redeemed	(10,807)	(165,835)	—	—
Net Increase (Decrease)	(9,595)	(146,160)	2,886	48,811
Class R4
Shares Sold	1,197	$ 17,685	2,304	$ 37,640
Shares Issued for Reinvested Dividends	950	16,040	220	3,274
Shares Redeemed	(18,928)	(280,479)	(1,531)	(26,000)
Net Increase (Decrease)	(16,781)	(246,754)	993	14,914
Class R5
Shares Sold	6,710	$ 103,961	—	$ —
Shares Issued for Reinvested Dividends	619	10,397	167	2,495
Shares Redeemed	(10,858)	(165,046)	—	—
Net Increase (Decrease)	(3,529)	(50,688)	167	2,495
Class R6
Shares Sold	29,236	$ 447,621	15,491	$ 261,399
Shares Issued for Reinvested Dividends	1,001	16,752	183	2,725
Shares Redeemed	(20,702)	(331,130)	(9,347)	(157,218)
Net Increase (Decrease)	9,535	133,243	6,327	106,906
Class Y
Shares Sold	70,767	$ 1,096,194	520,527	$ 8,741,714
Shares Issued for Reinvested Dividends	29,365	504,614	2,323	35,497
Shares Redeemed	(90,459)	(1,383,118)	(101,154)	(1,740,882)
Net Increase (Decrease)	9,673	217,690	421,696	7,036,329
Class F
Shares Sold	1,543,604	$ 24,084,314	1,771,820	$ 30,228,352
Shares Issued for Reinvested Dividends	244,318	4,249,295	47,077	728,224
Shares Redeemed	(3,043,534)	(46,836,392)	(334,792)	(5,718,746)
Net Increase (Decrease)	(1,255,612)	(18,502,783)	1,484,105	25,237,830
Total Net Increase (Decrease)	(468,168)	$ (4,389,786)	4,131,004	$ 69,235,178
Emerging Markets Equity Fund
Class A
Shares Sold	367,765	$ 3,498,072	665,447	$ 7,278,159
Shares Issued for Reinvested Dividends	71,500	749,321	35,475	357,229
Shares Redeemed	(700,856)	(6,494,410)	(1,024,221)	(11,104,708)
Net Increase (Decrease)	(261,591)	(2,247,017)	(323,299)	(3,469,320)
Class C
Shares Sold	10,484	$ 92,415	67,243	$ 711,768
Shares Issued for Reinvested Dividends	2,181	22,534	315	3,126
Shares Redeemed	(47,162)	(443,761)	(65,355)	(707,126)
Net Increase (Decrease)	(34,497)	(328,812)	2,203	7,768
Class I
Shares Sold	1,218,815	$ 11,500,812	1,104,889	$ 12,051,683
Shares Issued for Reinvested Dividends	77,639	811,325	33,821	339,223
Shares Redeemed	(832,804)	(7,611,035)	(550,763)	(5,936,934)
Net Increase (Decrease)	463,650	4,701,102	587,947	6,453,972
88

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	5,328	$ 48,646	12,971	$ 141,537
Shares Issued for Reinvested Dividends	545	5,693	211	2,122
Shares Redeemed	(9,091)	(93,863)	(7,678)	(85,184)
Net Increase (Decrease)	(3,218)	(39,524)	5,504	58,475
Class R4
Shares Sold	1,863	$ 19,028	1,900	$ 21,050
Shares Issued for Reinvested Dividends	644	6,875	314	3,221
Shares Redeemed	(24,088)	(213,051)	(4,666)	(50,471)
Net Increase (Decrease)	(21,581)	(187,148)	(2,452)	(26,200)
Class R5
Shares Sold	224	$ 1,948	8,159	$ 87,366
Shares Issued for Reinvested Dividends	110	1,138	1,088	10,847
Shares Redeemed	(221)	(1,960)	(92,320)	(989,217)
Net Increase (Decrease)	113	1,126	(83,073)	(891,004)
Class R6
Shares Sold	36,265	$ 306,932	14,033	$ 148,773
Shares Issued for Reinvested Dividends	253	2,635	1,504	15,071
Shares Redeemed	(1,360)	(12,220)	(122,779)	(1,334,101)
Net Increase (Decrease)	35,158	297,347	(107,242)	(1,170,257)
Class Y
Shares Sold	6,269,667	$ 60,816,230	4,322,840	$ 46,970,696
Shares Issued for Reinvested Dividends	663,591	6,914,616	341,826	3,421,680
Shares Redeemed	(7,481,782)	(65,760,859)	(3,850,791)	(41,045,720)
Net Increase (Decrease)	(548,524)	1,969,987	813,875	9,346,656
Class F
Shares Sold	4,403,856	$ 41,386,216	7,214,889	$ 72,633,622
Shares Issued for Reinvested Dividends	10,252	106,317	3,280	32,673
Shares Redeemed	(3,074,990)	(27,515,283)	(2,908,513)	(29,005,499)
Net Increase (Decrease)	1,339,118	13,977,250	4,309,656	43,660,796
Total Net Increase (Decrease)	968,628	$ 18,144,311	5,203,119	$ 53,970,886
Global Impact Fund
Class A
Shares Sold	934,439	$ 13,166,978	525,228	$ 8,545,861
Shares Issued for Reinvested Dividends	84,664	1,385,523	12,025	184,461
Shares Redeemed	(690,780)	(9,836,127)	(419,715)	(6,775,062)
Net Increase (Decrease)	328,323	4,716,374	117,538	1,955,260
Class C
Shares Sold	21,072	$ 302,137	54,890	$ 879,257
Shares Issued for Reinvested Dividends	3,851	61,155	—	—
Shares Redeemed	(56,713)	(773,061)	(63,952)	(997,623)
Net Increase (Decrease)	(31,790)	(409,769)	(9,062)	(118,366)
Class I
Shares Sold	2,452,534	$ 34,669,968	1,336,002	$ 21,656,101
Shares Issued for Reinvested Dividends	73,321	1,200,073	13,224	202,057
Shares Redeemed	(1,260,602)	(17,183,558)	(730,881)	(11,717,051)
Net Increase (Decrease)	1,265,253	18,686,483	618,345	10,141,107
Class R3
Shares Sold	133,587	$ 1,812,291	124,231	$ 1,961,547
Shares Issued for Reinvested Dividends	10,206	163,900	658	9,943
Shares Redeemed	(142,886)	(2,172,107)	(115,264)	(1,785,425)
Net Increase (Decrease)	907	(195,916)	9,625	186,065
Class R4
Shares Sold	39,107	$ 502,938	37,856	$ 621,017
Shares Issued for Reinvested Dividends	1,477	24,132	318	4,869
Shares Redeemed	(12,232)	(192,875)	(50,354)	(834,487)
Net Increase (Decrease)	28,352	334,195	(12,180)	(208,601)
89

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	8,533	$ 124,468	18,812	$ 295,332
Shares Issued for Reinvested Dividends	871	14,142	174	2,640
Shares Redeemed	(2,882)	(41,540)	(12,675)	(195,836)
Net Increase (Decrease)	6,522	97,070	6,311	102,136
Class R6
Shares Sold	292,245	$ 4,123,533	335,654	$ 5,284,679
Shares Issued for Reinvested Dividends	18,847	306,485	2,911	44,105
Shares Redeemed	(107,928)	(1,555,852)	(51,344)	(835,401)
Net Increase (Decrease)	203,164	2,874,166	287,221	4,493,383
Class Y
Shares Sold	3,052,166	$ 45,850,098	290,978	$ 4,773,794
Shares Issued for Reinvested Dividends	16,076	262,294	1,009	15,334
Shares Redeemed	(2,687,451)	(34,460,707)	(214,500)	(3,289,845)
Net Increase (Decrease)	380,791	11,651,685	77,487	1,499,283
Class F
Shares Sold	2,677,069	$ 37,186,295	529,354	$ 8,581,368
Shares Issued for Reinvested Dividends	25,622	419,558	2,915	44,482
Shares Redeemed	(430,226)	(5,699,301)	(95,810)	(1,547,068)
Net Increase (Decrease)	2,272,465	31,906,552	436,459	7,078,782
Total Net Increase (Decrease)	4,453,987	$ 69,660,840	1,531,744	$ 25,129,049
International Equity Fund
Class A
Shares Sold	871,665	$ 9,866,761	1,509,800	$ 19,223,470
Shares Issued for Reinvested Dividends	1,640,547	20,258,975	560,274	6,695,276
Shares Redeemed	(5,795,319)	(63,321,055)	(6,525,801)	(81,760,420)
Net Increase (Decrease)	(3,283,107)	(33,195,319)	(4,455,727)	(55,841,674)
Class C
Shares Sold	29,987	$ 327,503	42,516	$ 522,743
Shares Issued for Reinvested Dividends	31,385	382,980	3,549	41,985
Shares Redeemed	(494,469)	(5,398,633)	(1,128,331)	(14,105,872)
Net Increase (Decrease)	(433,097)	(4,688,150)	(1,082,266)	(13,541,144)
Class I
Shares Sold	424,722	$ 4,572,726	530,494	$ 6,648,375
Shares Issued for Reinvested Dividends	183,010	2,289,383	71,123	859,877
Shares Redeemed	(1,369,990)	(15,298,109)	(724,453)	(9,239,955)
Net Increase (Decrease)	(762,258)	(8,436,000)	(122,836)	(1,731,703)
Class R3
Shares Sold	117,426	$ 1,301,111	110,626	$ 1,399,075
Shares Issued for Reinvested Dividends	33,446	410,560	9,156	108,861
Shares Redeemed	(225,903)	(2,568,668)	(214,998)	(2,604,816)
Net Increase (Decrease)	(75,031)	(856,997)	(95,216)	(1,096,880)
Class R4
Shares Sold	28,353	$ 320,742	90,189	$ 1,125,600
Shares Issued for Reinvested Dividends	11,768	145,842	6,342	75,983
Shares Redeemed	(109,785)	(1,279,941)	(326,746)	(4,187,262)
Net Increase (Decrease)	(69,664)	(813,357)	(230,215)	(2,985,679)
Class R5
Shares Sold	56,816	$ 588,985	134,726	$ 1,495,927
Shares Issued for Reinvested Dividends	5,408	58,723	15,062	157,996
Shares Redeemed	(929,810)	(9,997,661)	(121,116)	(1,321,935)
Net Increase (Decrease)	(867,586)	(9,349,953)	28,672	331,988
Class R6
Shares Sold	1,561,207	$ 18,640,743	885,049	$ 11,282,620
Shares Issued for Reinvested Dividends	156,626	1,967,494	52,437	636,591
Shares Redeemed	(3,955,179)	(42,841,699)	(782,135)	(9,985,893)
Net Increase (Decrease)	(2,237,346)	(22,233,462)	155,351	1,933,318
90

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	612,102	$ 7,137,666	260,063	$ 3,324,027
Shares Issued for Reinvested Dividends	33,987	425,389	13,146	159,071
Shares Redeemed	(437,132)	(4,971,783)	(592,794)	(7,247,621)
Net Increase (Decrease)	208,957	2,591,272	(319,585)	(3,764,523)
Class F
Shares Sold	654,050	$ 7,322,852	923,061	$ 11,633,200
Shares Issued for Reinvested Dividends	240,066	3,017,998	96,359	1,170,762
Shares Redeemed	(2,314,789)	(26,221,506)	(1,045,625)	(13,342,193)
Net Increase (Decrease)	(1,420,673)	(15,880,656)	(26,205)	(538,231)
Total Net Increase (Decrease)	(8,939,805)	$ (92,862,622)	(6,148,027)	$ (77,234,528)
International Growth Fund
Class A
Shares Sold	486,634	$ 7,794,450	944,065	$ 17,938,561
Shares Issued for Reinvested Dividends	44,269	827,647	274,449	4,898,908
Shares Redeemed	(1,527,480)	(21,984,155)	(1,135,231)	(21,660,829)
Net Increase (Decrease)	(996,577)	(13,362,058)	83,283	1,176,640
Class C
Shares Sold	22,144	$ 340,409	32,549	$ 558,605
Shares Issued for Reinvested Dividends	1,106	18,523	13,030	210,431
Shares Redeemed	(126,681)	(1,765,692)	(122,256)	(2,119,402)
Net Increase (Decrease)	(103,431)	(1,406,760)	(76,677)	(1,350,366)
Class I
Shares Sold	3,438,072	$ 53,377,497	4,014,754	$ 77,200,503
Shares Issued for Reinvested Dividends	107,824	2,001,188	406,046	7,197,750
Shares Redeemed	(7,566,363)	(122,502,867)	(3,468,352)	(65,288,383)
Net Increase (Decrease)	(4,020,467)	(67,124,182)	952,448	19,109,870
Class R3
Shares Sold	8,222	$ 122,442	13,028	$ 249,060
Shares Issued for Reinvested Dividends	135	2,555	1,429	25,844
Shares Redeemed	(13,161)	(180,226)	(16,963)	(334,752)
Net Increase (Decrease)	(4,804)	(55,229)	(2,506)	(59,848)
Class R4
Shares Sold	8,815	$ 145,907	65,848	$ 1,297,244
Shares Issued for Reinvested Dividends	702	13,551	3,481	64,164
Shares Redeemed	(40,395)	(740,432)	(66,790)	(1,326,956)
Net Increase (Decrease)	(30,878)	(580,974)	2,539	34,452
Class R5
Shares Sold	270,142	$ 4,417,304	236,790	$ 4,651,930
Shares Issued for Reinvested Dividends	14,578	284,125	60,150	1,118,622
Shares Redeemed	(1,713,554)	(26,534,330)	(287,805)	(5,684,447)
Net Increase (Decrease)	(1,428,834)	(21,832,901)	9,135	86,105
Class R6
Shares Sold	123,655	$ 2,086,873	212,134	$ 4,171,862
Shares Issued for Reinvested Dividends	3,988	78,131	9,554	178,938
Shares Redeemed	(421,147)	(6,333,642)	(82,198)	(1,631,298)
Net Increase (Decrease)	(293,504)	(4,168,638)	139,490	2,719,502
Class Y
Shares Sold	124,290	$ 2,095,605	167,306	$ 3,355,574
Shares Issued for Reinvested Dividends	6,423	125,532	24,315	453,763
Shares Redeemed	(271,673)	(4,182,324)	(195,904)	(3,915,533)
Net Increase (Decrease)	(140,960)	(1,961,187)	(4,283)	(106,196)
Class F
Shares Sold	4,414,682	$ 57,715,078	1,683,934	$ 31,933,942
Shares Issued for Reinvested Dividends	99,039	1,841,439	355,141	6,313,592
Shares Redeemed	(2,804,668)	(42,763,701)	(1,891,912)	(35,641,096)
Net Increase (Decrease)	1,709,053	16,792,816	147,163	2,606,438
Total Net Increase (Decrease)	(5,310,402)	$ (93,699,113)	1,250,592	$ 24,216,597
91

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
International Opportunities Fund
Class A
Shares Sold	1,833,351	$ 31,396,583	2,709,381	$ 54,923,226
Shares Issued for Reinvested Dividends	2,768,157	53,036,689	99,663	1,950,405
Shares Redeemed	(4,638,765)	(76,732,257)	(3,285,979)	(66,322,203)
Net Increase (Decrease)	(37,257)	7,701,015	(476,935)	(9,448,572)
Class C
Shares Sold	71,747	$ 1,103,285	176,141	$ 3,099,578
Shares Issued for Reinvested Dividends	169,867	2,768,468	—	—
Shares Redeemed	(482,751)	(6,797,155)	(583,447)	(10,273,144)
Net Increase (Decrease)	(241,137)	(2,925,402)	(407,306)	(7,173,566)
Class I
Shares Sold	18,554,171	$ 311,517,031	10,647,394	$ 218,214,458
Shares Issued for Reinvested Dividends	2,984,272	56,841,886	132,254	2,569,689
Shares Redeemed	(14,379,055)	(235,130,216)	(4,321,354)	(86,985,497)
Net Increase (Decrease)	7,159,388	133,228,701	6,458,294	133,798,650
Class R3
Shares Sold	301,415	$ 5,142,491	275,460	$ 5,687,628
Shares Issued for Reinvested Dividends	163,605	3,192,620	288	5,747
Shares Redeemed	(445,104)	(7,717,307)	(785,102)	(16,178,274)
Net Increase (Decrease)	19,916	617,804	(509,354)	(10,484,899)
Class R4
Shares Sold	964,294	$ 17,413,875	1,086,638	$ 22,685,773
Shares Issued for Reinvested Dividends	491,852	9,804,925	19,303	391,854
Shares Redeemed	(1,879,398)	(33,132,518)	(2,133,674)	(44,708,896)
Net Increase (Decrease)	(423,252)	(5,913,718)	(1,027,733)	(21,631,269)
Class R5
Shares Sold	4,220,540	$ 74,431,646	3,370,668	$ 71,458,836
Shares Issued for Reinvested Dividends	1,430,498	28,826,177	91,203	1,865,096
Shares Redeemed	(4,735,065)	(85,574,195)	(4,980,236)	(104,950,037)
Net Increase (Decrease)	915,973	17,683,628	(1,518,365)	(31,626,105)
Class R6
Shares Sold	15,701,623	$ 288,130,154	14,070,805	$ 300,849,068
Shares Issued for Reinvested Dividends	4,783,495	97,078,981	289,660	5,958,302
Shares Redeemed	(9,549,037)	(172,517,200)	(10,168,986)	(217,521,139)
Net Increase (Decrease)	10,936,081	212,691,935	4,191,479	89,286,231
Class Y
Shares Sold	9,726,016	$ 177,273,258	10,716,629	$ 228,340,557
Shares Issued for Reinvested Dividends	5,942,312	120,553,567	382,178	7,861,398
Shares Redeemed	(16,027,250)	(281,468,939)	(14,255,736)	(302,674,245)
Net Increase (Decrease)	(358,922)	16,357,886	(3,156,929)	(66,472,290)
Class F
Shares Sold	9,790,997	$ 162,475,158	8,982,521	$ 181,211,440
Shares Issued for Reinvested Dividends	3,925,992	74,839,077	267,602	5,199,502
Shares Redeemed	(11,874,746)	(187,376,034)	(9,935,976)	(198,637,097)
Net Increase (Decrease)	1,842,243	49,938,201	(685,853)	(12,226,155)
Total Net Increase (Decrease)	19,813,033	$ 429,380,050	2,867,298	$ 64,022,025
International Value Fund
Class A
Shares Sold	2,347,521	$ 35,618,045	2,508,011	$ 39,652,378
Shares Issued for Reinvested Dividends	103,561	1,648,689	27,852	385,473
Shares Redeemed	(1,417,755)	(21,754,437)	(1,696,002)	(26,038,090)
Net Increase (Decrease)	1,033,327	15,512,297	839,861	13,999,761
Class C
Shares Sold	94,403	$ 1,438,429	131,560	$ 2,080,333
Shares Issued for Reinvested Dividends	8,932	140,773	4,216	57,718
Shares Redeemed	(330,520)	(4,955,988)	(267,246)	(3,945,251)
Net Increase (Decrease)	(227,185)	(3,376,786)	(131,470)	(1,807,200)
92

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares Sold	49,711,915	$ 771,044,691	62,920,650	$ 952,277,057
Shares Issued for Reinvested Dividends	2,598,905	41,478,527	1,169,552	16,233,382
Shares Redeemed	(50,425,844)	(763,248,281)	(21,653,652)	(337,953,913)
Net Increase (Decrease)	1,884,976	49,274,937	42,436,550	630,556,526
Class R3
Shares Sold	6,108	$ 93,015	21,109	$ 312,107
Shares Issued for Reinvested Dividends	1,107	17,705	475	6,595
Shares Redeemed	(4,118)	(63,856)	(9,562)	(156,202)
Net Increase (Decrease)	3,097	46,864	12,022	162,500
Class R4
Shares Sold	48,809	$ 749,446	46,216	$ 717,399
Shares Issued for Reinvested Dividends	4,815	76,458	2,827	39,047
Shares Redeemed	(58,962)	(878,238)	(51,559)	(762,651)
Net Increase (Decrease)	(5,338)	(52,334)	(2,516)	(6,205)
Class R5
Shares Sold	452,748	$ 6,886,479	359,356	$ 5,538,116
Shares Issued for Reinvested Dividends	72,738	1,165,270	47,237	657,545
Shares Redeemed	(446,670)	(6,919,520)	(501,405)	(7,778,255)
Net Increase (Decrease)	78,816	1,132,229	(94,812)	(1,582,594)
Class R6
Shares Sold	439,683	$ 6,725,225	645,466	$ 10,555,486
Shares Issued for Reinvested Dividends	41,479	679,003	46,534	661,246
Shares Redeemed	(537,101)	(8,458,989)	(2,328,886)	(34,205,990)
Net Increase (Decrease)	(55,939)	(1,054,761)	(1,636,886)	(22,989,258)
Class Y
Shares Sold	12,019,426	$ 182,653,843	11,713,320	$ 188,751,359
Shares Issued for Reinvested Dividends	815,173	13,336,235	381,954	5,427,570
Shares Redeemed	(4,719,150)	(70,835,616)	(5,764,638)	(92,188,845)
Net Increase (Decrease)	8,115,449	125,154,462	6,330,636	101,990,084
Class F
Shares Sold	26,489,523	$ 420,876,726	4,816,857	$ 77,367,527
Shares Issued for Reinvested Dividends	487,162	7,779,971	309,572	4,296,856
Shares Redeemed	(13,339,844)	(196,175,618)	(6,335,674)	(97,079,753)
Net Increase (Decrease)	13,636,841	232,481,079	(1,209,245)	(15,415,370)
Total Net Increase (Decrease)	24,464,044	$ 419,117,987	46,544,140	$ 704,908,244
12.	Line of Credit:
Each Fund, participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund, may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2021 through March 3, 2022, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2022, none of the Funds had borrowings under this facility.
13.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
93

Hartford International/Global Equity Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

14.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
15.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
94

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford Global Impact Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund (seven of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
95

Hartford International/Global Equity Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
96

Hartford International/Global Equity Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
98

Hartford International/Global Equity Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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Hartford International/Global Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
100

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc.
Hartford Climate Opportunities Fund
Hartford Emerging Markets Equity Fund
Hartford Global Impact Fund
Hartford International Equity Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Value Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of Hartford Climate Opportunities Fund, Hartford Emerging Markets Equity Fund, Hartford International Equity Fund, The Hartford International Growth Fund, The Hartford International Opportunities Fund and The Hartford International Value Fund and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); (ii) the continuation of an investment management agreement by and between HFMC and HMF, on behalf of the Hartford Global Impact Fund (the “Global Impact Management Agreement” and together with the Management Agreement, the “Management Agreements”); (iii) the continuation of an investment sub-advisory agreement (the “Schroders Sub-Advisory Agreement”) by and between HFMC and Schroder Investment Management North America Inc. (“SIMNA Inc.”) with respect to the Hartford Climate Opportunities Fund; (iv) the continuation of an investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and together with the Schroders Sub-Advisory Agreement, the “Schroders Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” and together with SIMNA Inc., “Schroders”) with respect to the Hartford Climate Opportunities Fund (the “Sub-Sub-Advised Fund”); and (v) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Schroders Sub-Advisory Agreement, the “Sub-Advisory Agreements” and together with the Management Agreements, and the Sub-Sub-Advisory Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (“Wellington,” and together with Schroders, the “Sub-advisers,” and collectively with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the
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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-advisers. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by each Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to Wellington, which provides certain day-to-day portfolio management services for the Funds, and Schroders, which also provides certain day-to-day portfolio management services for the Sub-Sub-Advised Fund, each subject to oversight by HFMC, the Board considered, among other things, each Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance
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(ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered each Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-advisers.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford Climate Opportunities Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered Management’s evaluation of the Fund’s investment performance compared to a custom peer group and supplemental information about Fund-specific objective targets. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board also noted that, for the Hartford International Equity Fund, the Fund utilizes a multiple sleeve structure whereby each sleeve uses a different investment style and considered the performance attributions of the underlying managers. With respect to The Hartford International Growth Fund, the Board considered that effective September 1, 2020, the Fund no longer operated in a multiple sleeve structure. With respect to the Hartford Climate Opportunities Fund, the Board noted that each of Wellington and Schroders are responsible for the day-to-day portfolio management services for the allocated sleeve of the Fund and considered the performance attributions of each sleeve. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board
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considered representations from HFMC and each Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Inc., not the Sub-Sub-Advised Fund. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements and the Sub-Sub-Advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the applicable Sub-adviser(s) with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-advisers relating to the management and sub-advisory fees, including the sub-advisory fee schedule(s) for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board also received information regarding fees charged by the Sub-advisers to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which a Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-advisers about any differences between a Sub-adviser’s services to the Funds and the services a Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing
104

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford Climate Opportunities Fund and Hartford Global Impact Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board considered that HFD has entered into an agreement with SIMNA Inc. and SEI Trust Company to provide certain marketing support services in connection with four collective investment trust vehicles for which Schroders serve as investment adviser.
The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to investment strategy models offered by SIMNA Inc. through its managed account platforms.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized fund selected by the independent firm engaged by the Board.
105

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Climate Opportunities Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford Emerging Markets Equity Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.45% through February 28, 2023.
Hartford Global Impact Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
Hartford International Equity Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group.
The Hartford International Growth Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.30% through February 28, 2023.
The Hartford International Opportunities Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 3-year period and in line with its benchmark for the 1- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 2nd quintile. The Board noted that Class Y shares of the Fund have a contractual transfer agency expense cap of 0.08% through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
106

Hartford International/Global Equity Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Hartford International Value Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 2nd quintile for the 3-year period, and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 4th quintile. The Board noted that Class I shares of the Fund have a contractual transfer agent fee cap of 0.09% through February 28, 2023, which resulted in HASCO waiving fees and/or reimbursing the Fund for certain expenses.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
107

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
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of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
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We may obtain Personal Information from:
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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As allowed by law, we may share Personal Financial Information with our affiliates to:
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When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
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If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Mutual funds are distributed by Hartford Funds Distributors, LLC.
MFAR-GE22    12/22     Printed in the U.S.A.

Hartford Fixed
Income Funds
Annual Report
October 31, 2022

■ Hartford Dynamic Bond Fund
■ The Hartford Emerging Markets Local Debt Fund
■ The Hartford Floating Rate Fund
■ The Hartford Floating Rate High Income Fund
■ The Hartford High Yield Fund
■ The Hartford Inflation Plus Fund
■ The Hartford Municipal Opportunities Fund
■ Hartford Municipal Short Duration Fund
■ The Hartford Short Duration Fund
■ The Hartford Strategic Income Fund
■ Hartford Sustainable Municipal Bond Fund
■ The Hartford Total Return Bond Fund
■ The Hartford World Bond Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Fixed Income Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

Hartford Dynamic Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 06/07/2022 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (06/07/2022 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Cumulative Total Returns
for the Period Ended 10/31/2022
Since Inception[1]
Class A2	-4.42%
Class A3	-8.72%
Class C2	-4.73%
Class C4	-5.67%
Class I2	-4.31%
Class R5[2]	-4.29%
Class R6[2]	-4.25%
Class Y2	-4.29%
Class F2	-4.25%
Bloomberg US Aggregate Bond Index	-6.79%

[1]	Inception: 06/07/2022
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.15%	1.10%
Class C	1.89%	1.89%
Class I	0.90%	0.80%
Class R5	0.90%	0.75%
Class R6	0.80%	0.65%
Class Y	0.90%	0.75%
Class F	0.80%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/29/2024 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

2

Hartford Dynamic Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Manager
Connor Fitzgerald, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Dynamic Bond Fund returned -4.42%, before sales charges, for the period from the Fund’s inception date of June 7, 2022 to October 31, 2022, outperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned -6.79% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -3.70% average return of the Lipper Absolute Return Bond peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced negative total returns during the period, as measured by the Bloomberg US Aggregate Bond Index. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest-rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. During the second and third quarters of 2022, there were sharply rising government bond yields. Throughout the period, spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Major central banks shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services.
The Fund’s portfolio was not immune to the rise in U.S. interest rates during the period (for example, five-year U.S. Treasury yields increased approximately 100 basis points). All fixed-income sectors produced negative total returns over the period. Despite negative total returns being generated across all credit sectors, the Fund’s sector/security selection mitigated downside risk somewhat, as U.S. investment-grade corporate holdings in defense and non-cyclical sectors provided positive contributions to the Fund’s performance relative to the Bloomberg US Aggregate Bond Index during the period. Key detractors from performance within U.S. investment-grade corporate debt over the period included exposure to issuers in the Financial Services sector that underperformed as markets began to price in the impact of tighter monetary policy. Similarly, despite negative total returns within emerging markets overall, which were primarily driven by the significant rise in U.S. Treasury yields, security selection within the Fund generated excess returns as corporate holdings in the essential Energy, Utilities, and Transportation sectors experienced spread tightening over the period. Finally, despite negative total returns experienced in U.S. high yield overall, high-yield positions in Industrial sectors including the Energy, Gaming, and Leisure sectors contributed positively to results during the period, as these sectors generated approximately 2% in total returns during the period.
During the period, the Fund employed the tactical use of interest rate futures and credit default swaps to hedge exposure, which had a positive impact on relative performance for the period.
What is the outlook as of the end of the period?
As of the end of the period, we have observed that credit spreads have widened sharply in response to increased recession risks as a result of ongoing monetary policy tightening intentions.
Our base case as of the end of the period is for the U.S. economy to enter a mild recession as financial conditions tighten and inflation erodes consumer purchasing power, though elevated savings and higher wages may help cushion the impact. Inflation may recede but could remain above central banks’ targets given the labor market has remained strong and structural disinflationary forces have started to reverse.
We believe credit fundamentals are likely to deteriorate albeit from strong starting points. Free cash flow generation remains robust, in our view, and companies are unlikely to increase leverage given increasing economic uncertainty. We will be closely monitoring whether merger & acquisition (M&A) activity increases or if issuers look to take advantage of lower equity valuations to diversify or increase the scale of their businesses.
As of the end of the period, spreads are wide relative to historical spreads, but we are not yet positioning the Fund’s portfolio with an overweight credit risk posture given some of the risks/uncertainties in the market. In our view, longer-duration credit looks attractive following the sharp decline in dollar prices of bonds as a result of the increase in U.S. Treasury yields. We believe bouts of market volatility will generate greater idiosyncratic dispersion, and we remain focused on identifying inefficiencies in the pricing of risk.
As of the end of the period, the Fund maintained overweights in the Defense and Communications industries, as these industries are focused on debt reduction. Segments of the Energy sector across both developed and emerging markets appear attractive, in our view, due to a surge in demand and a lack of forward supply, although we are cognizant of environmental, social, and governance (ESG) concerns. The Fund holds limited exposure to the Financials sector as of the end of the period, as banks have gotten more defensive with regulatory oversight, though we believe margins will likely be negatively affected by higher interest rates and deposit growth could be challenged by higher yields on competing assets. As of the end of the period, we favor the Utilities sector globally, which we think will be defensive in an economic slowdown.

3

Hartford Dynamic Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event, inflation and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The Fund may engage in active and frequent trading to achieve its objective. As a result, the Fund is expected to have high portfolio turnover, which will increase its transaction costs and could increase an investor’s tax liability. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	53.0%
U.S. Government Securities	47.9
Total	100.9%
Other Assets & Liabilities	(0.9)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
4

The Hartford Emerging Markets Local Debt Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-20.19%	-3.65%	-2.22%
Class A2	-23.79%	-4.53%	-2.67%
Class C1	-20.73%	-4.33%	-2.95%
Class C3	-21.49%	-4.33%	-2.95%
Class I1	-19.92%	-3.39%	-1.97%
Class R3[1]	-20.28%	-3.66%	-2.41%
Class R4[1]	-20.12%	-3.63%	-2.23%
Class R5[1]	-19.96%	-3.30%	-1.96%
Class Y1	-19.85%	-3.32%	-1.90%
Class F1	-20.00%	-3.31%	-1.93%
JP Morgan GBI Emerging Markets Global Diversified Index	-20.28%	-3.54%	-2.56%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.49%	1.18%
Class C	2.25%	1.93%
Class I	1.15%	0.93%
Class R3	1.76%	1.48%
Class R4	1.46%	1.18%
Class R5	1.16%	0.88%
Class Y	1.14%	0.88%
Class F	1.04%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

5

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Michael T. Henry
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Kevin F. Murphy
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -20.19%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming its benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD Index), which returned -20.28% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -18.04% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.
Why did the Fund perform this way?
Performance across the emerging markets fixed-income sectors was negative during the period. Local-currency emerging-markets debt, as measured by the GBI-EMGD Index, generated a total return of -20.28%. Appreciation of emerging-markets currencies versus the U.S. dollar drove the negative return, while emerging-markets rates had a negative impact on performance.
Emerging-markets corporate debt finished the period with a return of -18.06%, as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD Index). Credit spreads widened by 1.46% to a level of 4.45% by the end of the period.
Key events during the twelve-month period included the Russia and Ukraine conflict, which began in the first quarter of 2022 and lasted throughout the rest of the period. Early in the period, the Omicron variant of COVID-19 created travel restrictions throughout the world and another variant, BA.2, spiked in Europe and Asia toward the end of the first quarter of 2022. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 25 basis points (bps) for the first time since December 2018. The U.S. and its allies enforced sanctions on Afghanistan after the Taliban seized control of the country. Additionally, members of G20 met virtually and in Jakarta, Indonesia to discuss carbon pricing and debt relief in low-income countries.
The Russia/Ukraine conflict continued during the period as Russian blockades created challenges for exporting wheat and grain from Ukraine, further contributing to surging food prices and global food shortages. Gustavo Petro was narrowly elected president in Colombia, becoming the country’s first elected leftist president. Sri Lanka suspended external debt financing and began negotiations with the
International Monetary Fund (IMF) on a potential bailout. China continued its “zero COVID” policy through a series of strict lockdown measures, delaying a full economic recovery.
Later in the period, developed-market central banks continued to tighten monetary policy in response to heightened inflation. Ukraine launched a counteroffensive as Russia staged referendums for annexation; these referendums were condemned by the United Nations. An undersea leak in the Nord Stream 1 pipeline likely caused by an explosion further exacerbated high energy prices in Europe during the period. The United Kingdom’s (U.K.’s) announced spending plans fueled fiscal sustainability concerns as U.K. gilt prices and the British pound plunged. In Brazil, Luiz Inacio da Silva was elected president at the end of the period. Sri Lanka reached an agreement with the IMF to obtain a $2.9 billion bailout to help overcome their economic crisis. This sizeable and lengthy arrangement was a positive signal, in our view, given that it puts Sri Lanka on the path of macroeconomic adjustments under the IMF, which suggests a higher recovery value for the debt.
Within the Fund, relative to the GBI-EMGD Index, the currency positioning was the primary driver of positive performance during the period, with duration effect also contributing to performance. In contrast, security selection detracted from relative performance. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance for the period as, generally speaking, corporate bonds outperformed the local rates and coupon component of the GBI-EMGD Index. Within the Fund’s corporate bond holdings, currency positioning drove positive performance versus the broad CEMBIBD Index during the period, while security selection had a negative impact.
Currency positioning contributed positively to performance relative to the GBI-EMGD Index during the period, particularly the Fund’s underweight exposure to Turkey, Brazil, and Egypt. In contrast, overweights to Colombia, Argentina, and Chile detracted from relative performance during the period.
The Fund’s duration strategies contributed positively to performance relative to the GBI-EMGD Index during the period. An underweight exposure to emerging-markets local market duration, as emerging markets interest rates increased over the period, added favorably to results. In contrast, the corporate holding duration had a negative impact. The duration effect for external corporate debt is measured by U.S. Treasury yield movement; over the period, U.S. Treasury rates increased. Within emerging-markets local market duration exposure, the Fund’s underweight exposures to Poland, Czech Republic, and

6

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Turkey contributed positively to relative performance for the period. In contrast, underweight exposures to Brazil and China as well as an allocation to United Arab Emirates detracted from relative performance during the period.
Security selection detracted from performance relative to the GBI-EMGD Index during the period. In Brazil, an underweight to sovereign debt resulted in negative performance. An allocation to sovereign and corporate debt in Ukraine also detracted from relative performance, while an underweight to sovereign debt in Russia contributed positively to results. Additionally, the Fund’s allocations to quasi-sovereign and corporate debt in United Arab Emirates contributed positively to performance.
During the period, the Fund’s interest-rate and credit positioning were primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We used local-currency-denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options in the Fund to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.
What is the outlook as of the end of the period?
As of the end of the period, the year 2022 has been a turbulent one for financial markets, as investors try to reconcile rising inflation pressures, a commodity price shock, faster pace of interest-rate increases, recession concerns, and geopolitical risks emanating from the Russia/Ukraine conflict. We expect inflation pressures to remain elevated, but we believe they will begin to plateau and then decline from current levels as tighter global financial conditions take hold and supply bottlenecks begin to ease. We have observed that growth is beginning to cool as the impacts of fiscal stimulus wane and higher interest rates limit lending activity. We expect the pace of developed-market interest-rate increases to slow, but the withdrawal of monetary stimulus is likely to continue over the near term, in our view. As of the end of the period China has remained committed to its zero COVID policies, which are expected to have significant growth impacts. Russia has taken steps to extend the Russia/Ukraine conflict, suggesting a willingness to continue to absorb economic sanctions and keep energy prices high, particularly in Europe.
We believe this confluence of global factors dominates and challenges emerging markets’ economic growth that was broadly benefiting from a recovery in global demand as economies reopened. We believe some emerging-markets countries are in a better position to weather these challenges given stronger fundamentals and access to financing. Others are facing higher debt burdens with policymakers that have limited room to maneuver. While the global backdrop is challenging, we believe that the ensuing dispersion among economies provides ample opportunities, with country and issuer selection  remaining paramount.
Emerging-markets credit spreads in both sovereign and corporates have widened alongside other fixed-income assets and, after several months of underperformance following Russia’s invasion of Ukraine, have reached levels, in our view, that suggest that valuations more than compensate for the negative shock.
As of the end of the period, emerging-markets local market yields are at historical highs as the spread relative to developed-market yields has widened. Emerging-markets central banks were well ahead of their developed-markets peers, having collectively raised interest rates significantly, but the interest-rate hiking cycle has been extended by the inflationary shock of the Russia/Ukraine conflict. We believe country differentiation remains important, as policy responses vary and some emerging-markets nations are getting close to the end of their interest-rate hiking cycles, particularly in Latin America relative to Asia. As global economic activity begins to normalize, fiscal stimulus fades, and central banks withdraw liquidity, we believe inflation pressures will start to ease. This should allow emerging-markets policymakers greater latitude to stabilize interest rates before shifting to an outright easing cycle, particularly considering the economic slack present in many emerging economies. Shifting to emerging-markets currencies, several crosswinds dominate, including U.S. dollar directionality and interest-rate volatility on the back of a flight to assets that are perceived to be relatively safer. Over the longer term, we anticipate that proactive central bank action in emerging markets and a wide U.S. external deficit (and as a corollary large external surplus in emerging markets) should bolster emerging-markets currencies.
In our view, as of the end of the period, technicals suggest less demand for emerging markets, amid more muted supply. In emerging-markets credit, issuance has been well below historical levels and is expected to remain subdued, in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities.
7

The Hartford Emerging Markets Local Debt Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	31.3%
Foreign Government Obligations	58.8
Total	90.1%
Short-Term Investments	7.4
Purchased Options	1.1
Other Assets & Liabilities	1.4
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
8

The Hartford Floating Rate Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/29/2005 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-5.33%	1.38%	2.49%
Class A2	-8.17%	0.76%	2.18%
Class C1	-6.09%	0.61%	1.73%
Class C3	-7.00%	0.61%	1.73%
Class I1	-5.09%	1.66%	2.77%
Class R3[1]	-5.53%	1.13%	2.22%
Class R4[1]	-5.35%	1.38%	2.48%
Class R5[1]	-5.16%	1.62%	2.75%
Class Y1	-5.14%	1.65%	2.80%
Class F1	-4.97%	1.73%	2.81%
Morningstar LSTA US Leveraged Loan Index (formerly, S&P/LSTA Leveraged Loan Index)	-1.76%	3.07%	3.61%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.02%	1.02%
Class C	1.76%	1.76%
Class I	0.74%	0.74%
Class R3	1.38%	1.27%
Class R4	1.09%	1.02%
Class R5	0.78%	0.78%
Class Y	0.77%	0.77%
Class F	0.67%	0.67%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements, if any. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until at least 02/28/2023. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

9

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate Fund returned -5.33%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (formerly, S&P/LSTA Leveraged Loan Index), which returned -1.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -3.67% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest-rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
Over the period, both sector allocation and security selection detracted from the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index. Within sector allocation, an underweight allocation to the Technology sector and an overweight to the Gaming & Hotel sector contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index during the period, while overweights to the Leisure and Healthcare sectors detracted from performance. Security selection within the Technology, Energy, and Retail sectors contributed positively to relative performance, but this was partially offset by negative selection within the Consumer Cyclical Services, Financial Institutions, and Leisure sectors. In aggregate, quality positioning had a negative impact on relative performance as the Fund’s underweight to BB-rated securities detracted from performance during a time when higher-quality bonds outperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in

10

The Hartford Floating Rate Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

non-dollar denominated securities. We view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis the currency forwards had a negligible effect on relative performance over the period. The Fund also used interest rate futures to reduce the duration of high-yield bond holdings during the period. Lastly, the Fund also held a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, and it detracted from relative performance during the period.
What is the outlook as of the end of the period?
While the Fed has been successful in slowing down consumer demand and the housing market, real interest rates remain negative and the unemployment rate remains low, both of which provide room for more monetary tightening. We think there is a reasonable likelihood of a rolling recession, a slowdown affecting different parts of the economy at different periods, which tends to be milder but longer in duration. While we believe the odds of a soft landing are diminishing, we do not see a deep economic recession or a full-scale default cycle on the horizon either as of the end of the period. Spreads are in the fourth quartile of historical observations, and prices are in the low $90s. In our view, bank loans offer an attractive income and the potential for price appreciation. Additionally, we believe bank loans remain the potential beneficiary of a rising interest-rate environment.
While credit fundamentals have peaked in our view, we observe that corporate liquidity profiles are good and credit profiles remain better than pre-pandemic with strong interest coverage ratios. However, issuers with unhedged floating rate capital structures may experience pressure on free cash flow. Additionally, we are seeing new-issue activity skewed more towards mergers and acquisitions than refinancings, and more single-B vs double-B issuance. We continue to favor sectors that have some pricing power and are less vulnerable to rising input costs, and remain underweight in the Fund to credits that look more susceptible to supply-chain surprises. Despite the greater risk of economic recession, we still anticipate a fairly benign credit default experience for the Bank Loan sector, with the default rate increasing to around 3% over the next twelve months.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight BB-rated and B-rated securities and had a neutral weighting to CCC and below-rated securities. In terms of sector positioning, the Fund ended the period with the largest overweights to the Leisure, Building Materials, and Financial Institutions sectors and the largest underweights to the Technology, Diversified Manufacturing, and Chemicals sectors relative to the Morningstar LSTA US Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk.
As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund’s investments may fluctuate in value over a short period of time. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%
Exchange-Traded Funds	3.1
Warrants	0.0 *
Total	3.8%
Fixed Income Securities
Convertible Bonds	0.4%
Corporate Bonds	5.3
Senior Floating Rate Interests	79.3
Total	85.0%
Short-Term Investments	5.1
Other Assets & Liabilities	6.1
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
11

The Hartford Floating Rate High Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 09/30/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-6.66%	1.29%	2.72%
Class A2	-9.46%	0.68%	2.41%
Class C1	-7.31%	0.55%	1.96%
Class C3	-8.21%	0.55%	1.96%
Class I1	-6.48%	1.48%	2.95%
Class R3[1]	-6.96%	1.01%	2.43%
Class R4[1]	-6.69%	1.31%	2.73%
Class R5[1]	-6.40%	1.63%	3.14%
Class Y1	-6.34%	1.61%	3.03%
Class F1	-6.28%	1.61%	3.01%
Morningstar LSTA US Leveraged Loan Index (formerly, S&P/LSTA Leveraged Loan Index)	-1.76%	3.07%	3.61%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 3.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.17%	1.07%
Class C	1.90%	1.82%
Class I	0.88%	0.82%
Class R3	1.51%	1.37%
Class R4	1.22%	1.07%
Class R5	0.90%	0.77%
Class Y	0.91%	0.80%
Class F	0.80%	0.77%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

12

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
David B. Marshak
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeffrey W. Heuer, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Floating Rate High Income Fund returned -6.66%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Morningstar LSTA US Leveraged Loan Index (formerly, S& P/LSTA Leveraged Loan Index), which returned -1.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -3.67% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest-rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
Over the period, both sector allocation and security selection detracted from the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index. Within sector allocation, overweight allocations to the Gaming & Hotel and Financial Institutions sectors contributed positively to the Fund’s performance relative to the Morningstar LSTA US Leveraged Loan Index, while overweights to the Leisure and Wireless sectors detracted from performance. Security selection within the Technology, Retail, and Packaging sectors contributed positively to relative performance during the period, but was partially offset by negative selection within the Financial Institutions, Consumer Cyclical Services, and Leisure sectors. In aggregate, quality positioning had a negative impact on relative performance as the Fund’s overweight to securities rated CCC and below detracted from performance during a time when lower-quality bonds underperformed.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the period, the Fund employed currency forwards to seek to minimize active currency risk from investments in

13

The Hartford Floating Rate High Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

non-dollar denominated securities. We view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis the currency forwards had a negligible effect on relative performance over the period. The Fund also used interest rate futures to reduce the duration of high-yield bond holdings during the period. Lastly, the Fund also held a small position in total return swaps (Markit Iboxx USD Liquid High Yield Index). The Fund’s position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund, and it detracted from relative performance during the period.
What is the outlook as of the end of the period?
While the Fed has been successful in slowing down consumer demand and the housing market, real interest rates remain negative and the unemployment rate remains low, both of which provide room for more monetary tightening. We think there is a reasonable likelihood of a rolling recession, a slowdown affecting different parts of the economy at different periods, which tends to be milder but longer in duration. While we believe the odds of a soft-landing are diminishing, we do not see a deep economic recession or a full-scale default cycle on the horizon either as of the end of the period. Spreads are in the fourth quartile of historical observations, and prices are in the low $90s. In our view, bank loans offer an attractive income and the potential for price appreciation. Additionally, we believe bank loans remain the potential beneficiary of a rising interest-rate environment.
While credit fundamentals have peaked in our view, we observe that corporate liquidity profiles are good and credit profiles remain better than pre-pandemic with strong interest coverage ratios. However, issuers with unhedged floating rate capital structures may experience pressure on free cash flow. Additionally, we are seeing new issue activity skewed more towards mergers and acquisitions than refinancings, and more single-B vs double-B issuance. We continue to favor sectors that have some pricing power and are less vulnerable to rising input costs and remain underweight in the Fund to credits that look more susceptible to supply-chain surprises. Despite the greater risk of economic recession, we still anticipate a fairly benign credit default experience for the Bank Loan sector, with the default rate increasing to around 3% over the next twelve months.
At the end of the period, the Fund maintained an out-of-benchmark allocation to high-yield credit. Within quality positioning, the Fund was underweight to BB-rated and B-rated securities and had a neutral weighting to securities rated CCC and below. In terms of sector positioning, the Fund ended the period with the largest overweights to the Leisure, Wireless, and Financial Institutions sectors and the largest underweights to the Technology, Diversified Manufacturing, and Chemicals sectors relative to the Morningstar LSTA US Leveraged Loan Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk.
As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.• The Fund’s investments may fluctuate in value over a short period of time. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
The Fund should not be considered an alternative to CDs or money market funds. This Fund is intended for investors who are looking to complement their traditional fixed-income investments.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.4%
Exchange-Traded Funds	3.3
Warrants	0.0 *
Total	3.7%
Fixed Income Securities
Convertible Bonds	0.5%
Corporate Bonds	6.6
Senior Floating Rate Interests	76.7
Total	83.8%
Short-Term Investments	9.5
Other Assets & Liabilities	3.0
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
14

The Hartford High Yield Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 09/30/1998 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide high current income, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-11.63%	1.54%	3.26%
Class A2	-15.61%	0.61%	2.79%
Class C1	-12.36%	0.76%	2.48%
Class C3	-13.20%	0.76%	2.48%
Class I1	-11.35%	1.80%	3.53%
Class R3[1]	-11.91%	1.22%	2.94%
Class R4[1]	-11.63%	1.51%	3.25%
Class R5[1]	-11.30%	1.88%	3.59%
Class R6[1]	-11.32%	1.75%	3.53%
Class Y1	-11.39%	1.71%	3.52%
Class F1	-11.19%	1.94%	3.59%
Bloomberg US Corporate High Yield Bond Index	-11.76%	2.01%	4.12%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 03/01/2021 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.00%	0.95%
Class C	1.72%	1.72%
Class I	0.68%	0.68%
Class R3	1.29%	1.27%
Class R4	1.00%	0.97%
Class R5	0.70%	0.67%
Class R6	0.59%	0.55%
Class Y	0.69%	0.66%
Class F	0.58%	0.55%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

15

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Christopher A. Jones, CFA*
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Michael V. Barry
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
*	Effective June 30, 2023, Christopher A. Jones, CFA will no longer serve as a portfolio manager for the Fund. Mr. Jones’ portfolio management responsibilities will transition to Michael V. Barry in the months leading up to his departure.

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford High Yield Fund returned -11.63%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s benchmark, the Bloomberg US Corporate High Yield Bond Index, which returned -11.76% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -11.18% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest-rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
The Bloomberg US Corporate High Yield Bond Index returned -11.76% for the twelve months ended October 31, 2022, and underperformed duration-equivalent U.S. Treasuries by -2.78% for the same period. The option-adjusted spread (OAS) of the Bloomberg US Corporate High Yield Bond Index was 4.64% on October 31, 2022, which was wider than the OAS of 2.87% twelve months earlier.
Quality positioning contributed positively to the Fund’s performance relative to the Bloomberg US Corporate High Yield Bond Index during the period, primarily due to an underweight to securities rated CCC and below during a time when lower-quality securities underperformed.

16

The Hartford High Yield Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

During the period, security selection contributed positively to benchmark-relative returns, driven primarily by selection within the Automotive and Wireless sectors. This was partially offset by weaker selection in the Pharmaceuticals and Energy sectors.
Overall, sector allocation decisions contributed positively to performance relative to the Bloomberg US Corporate High Yield Bond Index during the period, primarily driven by the Fund’s underweight allocations to the Pharmaceuticals and Gaming sectors. This was partially offset by effects from underweights to the Government, Government-Related, and Transportation sectors, which detracted from relative returns during the period.
The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing twelve months ended October 31, 2022, the Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. We typically view currency forwards in conjunction with the securities intended to be hedged, and on a standalone basis the currency forwards had a negligible effect on relative performance over the period.
What is the outlook as of the end of the period?
As of the end of the period, the Fund maintains a slightly defensive risk posture, but we will seek to take advantage of any dislocations that arise from tighter global monetary policy. We have observed some easing of supply-chain bottlenecks and energy prices near the end of the period. However, we believe Fed policy will remain restrictive in an effort to weaken consumer demand and the housing market to bring down persistent inflation. Therefore, we are monitoring the risk of a monetary policy mistake as central banks toe the line between keeping inflation in check and avoiding a wage spiral. A rise in the unemployment rate will likely ease pressure on wages. The ECB is also expected to continue to increase interest rates, though the impact on growth should be partially offset by expansionary fiscal policy.
While we expect the macroeconomic backdrop to deteriorate further, we do not anticipate a deep recession or full-scale credit default cycle. Rising input costs contribute to weaker corporate fundamentals, but they also lower the cost of debt in real terms over time. Unhedged floating interest costs may become a source of concern for companies with large floating-rate liabilities in their capital structures. The new-issue market is reopening for issuers that are willing to pay higher borrowing costs, but given the lack of refinancing needs, few have chosen to take advantage. Spreads have not yet widened to levels that compensate for the deteriorating outlook, in our view. We are concerned about an environment of evaporating market liquidity, and we expect some of the excesses in the markets and economy created by a prolonged period of low rates will be sources of volatility as they are being unwound.
At the end of the period, the Fund’s largest overweight relative to the Bloomberg US Corporate High Yield Bond Index was to investment-grade issuers, while the Fund’s largest underweight relative to the Bloomberg US Corporate High Yield Bond Index was to the B-rated segment of the market. The largest sector overweights in the Fund were the Technology and Building Materials sectors as of the end of the period, while the largest sector underweights in the Fund were the Transportation and Media and Entertainment sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%
Escrows	1.7
Total	2.0%
Fixed Income Securities
Convertible Bonds	1.2%
Corporate Bonds	90.6
Senior Floating Rate Interests	1.7
Total	93.5%
Short-Term Investments	2.0
Other Assets & Liabilities	2.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
17

The Hartford Inflation Plus Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-9.07%	1.73%	0.34%
Class A2	-13.16%	0.80%	-0.12%
Class C1	-9.79%	0.97%	-0.41%
Class C3	-10.63%	0.97%	-0.41%
Class I1	-8.88%	2.01%	0.61%
Class R3[1]	-9.46%	1.37%	-0.01%
Class R4[1]	-9.16%	1.68%	0.30%
Class R5[1]	-8.83%	2.00%	0.60%
Class Y1	-8.87%	2.01%	0.64%
Class F1	-8.70%	2.07%	0.65%
Bloomberg US TIPS 1-10 Year Index	-7.18%	2.46%	1.24%
Bloomberg US TIPS Index	-11.48%	2.16%	1.02%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.85%	0.85%
Class C	1.58%	1.58%
Class I	0.55%	0.55%
Class R3	1.17%	1.17%
Class R4	0.87%	0.87%
Class R5	0.57%	0.57%
Class Y	0.56%	0.56%
Class F	0.45%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

18

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brij S. Khurana
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Jeremy Forster
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Inflation Plus Fund returned -9.07%, before sales charges, for the 12-month period ended October 31, 2022, underperforming the Fund’s primary benchmark, the Bloomberg US TIPS 1-10 Year Index, which returned -7.18% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the Fund’s secondary benchmark, the Bloomberg US TIPS Index, which returned -11.48%. For the same period, Class A shares of the Fund, before sales charges, outperformed the -9.33% average return of the Lipper Treasury Inflation Protection Funds peer group, a group of funds that invests primarily in inflation-indexed fixed income securities.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest-rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
Both real and nominal U.S. Treasury yields increased sharply over the past twelve months across the yield curve. The shift to less accommodative monetary policies, including balance-sheet normalization, contributed to the increase in yields. Inflation expectations fluctuated, increasing early in the period due to strong demand and ongoing supply-chain disruptions/labor shortages, but later declined along with higher policy interest-rate expectations. Over

19

The Hartford Inflation Plus Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

the twelve months ended October 31, 2022, five- and ten-year inflation breakevens (a market-based measure of expected inflation) fell by 0.28% and 0.08%, respectively.
The Fund’s allocation across various credit sectors, such as bank loans and corporate credit, had a positive impact on performance relative to the Bloomberg US TIPS 1-10 Year Index, while non-agency residential mortgage-backed securities (RMBS) had a negative impact on performance during the period. The Fund is invested in these sectors because of our expectation that these particular sectors will move in the same direction as inflation over time. Additionally, Consumer Price Index (CPI) swaps were used within the portfolio to maintain the Fund’s overall exposure to inflation. An underweight to U.S. TIPS in favor of credit exposure detracted from performance relative to the Bloomberg US TIPS 1-10 Year Index, while non-U.S. bond exposure was additive to relative performance during the period. The Fund’s tactical duration positions slightly contributed to relative performance for the period.
Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging-markets currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of all of these derivatives on performance relative to the Bloomberg US TIPS 1-10 Year Index was positive overall. Specifically, the Fund’s exposure to currency forwards contributed positively to performance during the period, as did the use of bond futures to manage duration and credit derivatives (e.g., credit default swap index (CDX)). Conversely, interest-rate swaps and CPI swaps had a negative impact on performance during the period.
What is the outlook as of the end of the period?
In line with the decline in inflation breakevens, we believe the shift in tighter monetary policy globally should continue to bring down inflation, though we project inflation to remain above central banks’ targets for some time. Additionally, we believe global inflation-linked bond prices and breakeven spreads are likely to be volatile in the near term, as much of the cyclical momentum in growth is already reflected.
Select central banks might slow or pause monetary policy normalization cycles driven by financial instability and slowing growth, risking an incomplete move lower in inflation toward policy targets, in our view. On the other hand, we believe persistently high inflation and a potential energy price spiral highlight the risk of more outsized interest-rate hikes by other central banks. As of the end of the period, we continue to manage duration tactically.
At the end of the period, the Fund maintained out-of-benchmark allocations to select non-agency residential mortgage-backed securities (RMBS), corporate credit (including bank loans, high yield, and investment grade), and retained exposure to non-U.S. inflation-linked debt.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • The value of inflation-protected securities (IPS) generally fluctuates with changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	3.8%
Convertible Bonds	0.2
Corporate Bonds	3.9
Foreign Government Obligations	7.0
Senior Floating Rate Interests	2.5
U.S. Government Agencies(2)	2.0
U.S. Government Securities	79.3
Total	98.7%
Short-Term Investments	0.8
Purchased Options	0.0 *
Other Assets & Liabilities	0.5
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
20

The Hartford Municipal Opportunities Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-12.10%	0.18%	1.45%
Class A2	-16.06%	-0.74%	0.98%
Class C1	-12.87%	-0.57%	0.68%
Class C3	-13.73%	-0.57%	0.68%
Class I1	-12.01%	0.44%	1.69%
Class Y1	-12.02%	0.41%	1.68%
Class F1	-11.84%	0.50%	1.72%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	-8.95%	0.65%	1.58%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class Y shares commenced operations on 05/31/2018 and performance prior to that date is that of the Fund’s Class I shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.66%	0.66%
Class C	1.42%	1.42%
Class I	0.42%	0.42%
Class Y	0.44%	0.44%
Class F	0.35%	0.35%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

21

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Municipal Opportunities Fund returned -12.10%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned -8.95% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -10.31% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a return of -8.95% during the period. This index outperformed duration-equivalent Treasuries over the same period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2022, as did the yield on 10-year Treasuries.
The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession.
The primary detractor from the Fund’s returns relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index was the longer duration and yield curve positioning relative to the benchmark during the trailing twelve-month period. The Fund’s security selection in the investment-grade municipal bonds detracted from returns as well during the period, specifically the security selection in revenue bonds. Additionally, the Fund held an out-of-benchmark allocation to high-yield municipal bonds, which had a negative impact to returns during the period. Security selection within high-yield municipal bonds helped partially offset the negative relative returns.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals were broadly positive based on a bounce-back in economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. While the municipal bond sector is not immune from a broader credit sell-off related to geopolitics, in our view, it is more insulated than other fixed-income sectors, leaving inflation and the Fed as larger risks. As of the end of the period, we continue to favor our preferred revenue bond sectors, including Toll Roads and Airports. Over half of the rated toll roads have fully recovered traffic lost during the pandemic, which combined with toll increases, have revenues exceeding all-time highs as of the end of the period. Airports showed extreme resiliency during the pandemic, proving their resiliency during a disruption, and now airplane travel continues to improve, back up to above 90% of pre-pandemic levels. As of the end of the period, Hospitals are an area where we have grown more cautious. While we expect that high demand will lead to ongoing revenue growth, persistent labor shortages and elevated labor/inflationary costs will likely suppress cash-flow improvement through the end of the year. We generally favor providers with defensive characteristics, including size, scale, revenue and geographic diversity, healthy balance sheets, and located in growth markets. We believe state and local credit quality should remain stable, supported by still adequate income and sales tax performance, strong property value growth, and solid reserve and liquidity positions.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily invests in municipal securities that are exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price

22

The Hartford Municipal Opportunities Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

volatility, illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 10/31/2022
Municipal Bonds	Percentage of Net Assets
Airport	6.4%
Bond Bank	0.1
Development	4.1
Education	1.5
Facilities	0.0 *
General Obligation	10.9
Higher Education	1.9
Housing	0.8
Medical	7.1
Mello-Roos District	0.6
Multifamily Housing	0.7
Nursing Homes	6.5
Other (2)	20.0
Power	5.8
School District	7.1
Single Family Housing	6.6
Student Loan	0.8
Tobacco	2.3
Transportation	10.2
Utilities	1.7
Water	2.0
Total	97.1%
U.S. Government Agencies(3)	0.2
Short-Term Investments	1.3
Other Assets & Liabilities	1.4
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
23

Hartford Municipal Short Duration Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-5.73%	0.40%	0.66%
Class A3	-9.97%	-0.52%	0.03%
Class C2	-6.44%	-0.12%	0.13%
Class C4	-7.37%	-0.12%	0.13%
Class I2	-5.51%	0.59%	0.88%
Class F2	-5.43%	0.64%	0.92%
Bloomberg Municipal Bond Short 1-5 Year Index	-4.99%	0.53%	0.81%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.04%	0.69%
Class C	1.85%	1.44%
Class I	0.83%	0.46%
Class F	0.74%	0.39%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

24

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Municipal Short Duration Fund returned -5.73%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Short 1-5 Year Index, which returned -4.99% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -3.36% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a return of -8.95% during the period. This index outperformed duration-equivalent Treasuries over the same period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2022, as did the yield on 10-year Treasuries.
The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession.
During the period, the primary contributor to the Fund’s returns compared against the Bloomberg Municipal Bond Short 1-5 Year Index was its shorter duration and yield curve positioning, which helped offset the negative relative returns. The primary detractor from returns was security selection in investment-grade municipal bonds, specifically GOs and revenue bonds. The out-of-benchmark allocation to short-term cash instruments over the period detracted from relative returns during the period.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals were broadly positive based on a bounce-back in economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. While the municipal bond sector is not immune from a broader credit sell-off related to geopolitics, in our view, it is more insulated than other fixed-income sectors, leaving inflation and the Fed as larger risks. As of the end of the period, we continue to favor our preferred revenue bond sectors, including Toll Roads and Airports. Over half of the rated toll roads have fully recovered traffic lost during the pandemic, which combined with toll increases, have revenues exceeding all-time highs as of the end of the period. Airports showed extreme resiliency during the pandemic, proving their resiliency during a disruption, and now airplane travel continues to improve, back up to above 90% of pre-pandemic levels. As of the end of the period, Hospitals are an area where we have grown more cautious. While we expect that high demand will lead to ongoing revenue growth, persistent labor shortages and elevated labor/inflationary costs will likely suppress cash flow improvement through the end of the year. We generally favor providers with defensive characteristics, including size, scale, revenue and geographic diversity, healthy balance sheets, and located in growth markets. We believe state and local credit quality should remain stable, supported by still adequate income and sales tax performance, strong property value growth, and solid reserve and liquidity positions.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility,

25

Hartford Municipal Short Duration Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

illiquidity, and default than higher-rated debt securities. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended.
Composition of Municipal Bonds(1)
as of 10/31/2022
Municipal Bonds	Percentage of Net Assets
Airport	6.0%
Development	2.9
Education	0.4
General Obligation	11.4
Higher Education	3.6
Housing	1.6
Medical	7.2
Mello-Roos District	0.6
Multifamily Housing	1.0
Nursing Homes	3.0
Other (2)	17.9
Power	5.5
School District	8.0
Single Family Housing	9.7
Student Loan	1.4
Tobacco	0.9
Transportation	11.0
Utilities	0.5
Water	0.9
Total	93.5%
Short-Term Investments	5.7
Other Assets & Liabilities	0.8
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
26

The Hartford Short Duration Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 10/31/2002 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-6.87%	0.61%	1.08%
Class A2	-8.73%	0.20%	0.87%
Class C1	-7.56%	-0.14%	0.32%
Class C3	-8.48%	-0.14%	0.32%
Class I1	-6.61%	0.89%	1.36%
Class R3[1]	-6.94%	0.40%	0.81%
Class R4[1]	-6.73%	0.67%	1.09%
Class R5[1]	-6.64%	0.87%	1.37%
Class R6[1]	-6.44%	0.99%	1.43%
Class Y1	-6.61%	0.91%	1.39%
Class F1	-6.51%	0.97%	1.41%
Bloomberg 1-3 Year US Government/Credit Index	-4.88%	0.68%	0.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 2.00%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.79%	0.79%
Class C	1.52%	1.52%
Class I	0.49%	0.49%
Class R3	1.14%	1.14%
Class R4	0.84%	0.84%
Class R5	0.54%	0.54%
Class R6	0.43%	0.43%
Class Y	0.52%	0.52%
Class F	0.43%	0.43%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

27

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Marc K. Piccuirro, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Short Duration Fund returned -6.87%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index, which returned -4.88% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -5.85% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
The Fund’s out-of-benchmark exposure to both agency and non-agency mortgage-backed securities (MBS) was the primary detractor from relative performance over the period. Additionally, the Fund’s out-of-benchmark allocation to bank loans and the securitized credit sectors, including asset-backed securities (ABS), non-agency commercial MBS (CMBS), and collateralized loan obligations (CLOs), had a negative impact on returns. Security selection in the investment-grade corporate sector, particularly financial institutions, also detracted from relative performance during the period. This was slightly offset by the Fund’s exposure to high-yield corporate credit, which had a positive impact on relative returns over the period. The Fund’s duration/yield curve positioning also helped partially offset negative effects as the Fund generally held a shorter-duration posture relative to the Bloomberg 1-3 Year US Government/Credit Index.
While derivatives were not utilized in a significant manner in this Fund during the period, currency forwards were used to hedge the Fund’s exposure to non-U.S.-dollar-denominated securities. Given foreign currency volatility, the hedges contributed positively to relative returns during the period.
What is the outlook as of the end of the period?
Market volatility has remained elevated as of the end of the period due to the growing concerns of persistent inflation, a stubbornly strong labor force, and the Fed's ability to counteract these trends by being consistent in the measures taken to implement tighter monetary policy. The ongoing Russia/Ukraine conflict, spillover effects from European/United Kingdom (U.K.) policy, and China's zero Covid rule continued to add to the uncertainty. Despite these challenges, as of the end of the period, we observe that credit fundamentals remain robust while heading into a more challenging macroeconomic backdrop in the near term. Corporate liquidity has continued to be healthy in our view, but we are closely monitoring cash usage, which has increased due to active share buybacks.
In our view, the forward-looking trajectory looks more challenging given the twin challenges of high inflation creating margin pressure and much tighter financial conditions starting to affect demand. We expect that the evolving macroeconomic landscape will result in more fundamental and performance dispersion, which we believe should create more security selection opportunities. We continue to have a negative outlook on technicals overall. We believe foreign demand is weakening on higher hedging costs, lower hedged yields versus local alternatives, and foreign currency hedge-related sales. However, we believe that higher absolute yields may continue to entice investors on the sidelines.

28

The Hartford Short Duration Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

In our view, there remains a great amount of uncertainty around the market reaction to the monetary tightening coupled with interest-rate increases. From an all-in yield standpoint, we believe bonds with a shorter time to maturity on the credit curve have become more attractive given the flatter U.S. Treasury curve.
We believe corporate credit spreads will remain volatile and could move wider in the face of sustained negativity, especially since they have outperformed comparable asset classes more recently and have yet to react significantly to the pressure from the past few months. Most of the Fund’s corporate credit allocation is in the Financials and Industrials sectors as of the end of the period. We continue to favor U.S. banks with quality balance sheets that are less risky on improved capital ratios and regulation. Within securitized sectors, the Fund continued to hold out-of-benchmark exposure to consumer asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), and primarily collateralized mortgage obligations (CMOs) within agency mortgage-backed securities (MBS). MBS spreads have experienced significant volatility in the second half of the year, with spread widening hovering near peak COVID pandemic levels. We expect MBS spreads to remain volatile in the near-term given bands of uncertainty are quite wide on rates; however, at current valuation levels, we believe there are pockets of opportunity that look attractive. As of the end of the period, we continue to favor short-duration, high-quality securitized sectors, and we see opportunity in select investment-grade corporate credits given attractive valuation levels in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	19.3%
Corporate Bonds	52.1
Municipal Bonds	0.1
Senior Floating Rate Interests	17.8
U.S. Government Agencies(2)	2.6
U.S. Government Securities	4.6
Total	96.5%
Short-Term Investments	2.7
Other Assets & Liabilities	0.8
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
29

The Hartford Strategic Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2007 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-17.56%	0.44%	2.01%
Class A2	-21.27%	-0.48%	1.54%
Class C1	-18.19%	-0.28%	1.27%
Class C3	-18.97%	-0.28%	1.27%
Class I1	-17.37%	0.70%	2.28%
Class R3[1]	-17.90%	0.11%	1.67%
Class R4[1]	-17.62%	0.43%	2.01%
Class R5[1]	-17.36%	0.73%	2.31%
Class R6[1]	-17.23%	0.83%	2.40%
Class Y1	-17.38%	0.72%	2.34%
Class F1	-17.29%	0.80%	2.33%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.91%	0.91%
Class C	1.63%	1.63%
Class I	0.63%	0.63%
Class R3	1.26%	1.26%
Class R4	0.96%	0.96%
Class R5	0.64%	0.64%
Class R6	0.54%	0.54%
Class Y	0.64%	0.64%
Class F	0.54%	0.54%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

30

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Strategic Income Fund returned -17.56%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg US Aggregate Bond Index, which returned -15.68% for the same period. For the same period, the Class A shares of the Fund, before sales charges, underperformed the -12.61% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income sectors (with no more than 65% in any one sector except for defensive purposes), including United States (U.S.) government and foreign governments, with a significant portion of assets in securities rated below investment-grade.
Why did the Fund perform this way?
U.S. fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund during the period with an overweight to credit risk sectors, including high-yield credit, emerging-markets debt, and bank loans. The primary detractor from performance versus the Bloomberg US Aggregate Bond Index over the period was the Fund’s allocations to emerging-markets corporate (real estate sector issuers in China) and sovereign debt

31

The Hartford Strategic Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

(Russian and Ukrainian issuers). Throughout most of the period, emerging markets remained under pressure from interest-rate hikes and a strong U.S. dollar. An allocation to bank loans and high yield, particularly in the Industrials sector, detracted from relative results during the period. An allocation to convertible bonds also hurt returns over the same period. The Fund remained positioned as of the end of the period with an underweight to investment-grade credit in favor of bank loans and high-yield bonds. An underweight to investment-grade corporate bonds helped performance as spreads widened. Allocations to securitized sectors detracted from performance overall amid elevated volatility during the period, but generally held up better than other credit sectors. An allocation to non-agency residential mortgage-backed securities (NA RMBS), particularly post-crisis “2.0” issuances, hurt relative results owing to a material decline in housing activity in recent months. Collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) also detracted from relative results, while an underweight to agency mortgage-backed securities (MBS) passthroughs benefited relative performance during the period. The Fund maintained a structural allocation to developed-market currencies at the end of the period. Overall, currency exposure was a positive contributor to relative results over the period. The Fund’s allocation to Treasury Inflation-Protected Securities (TIPS) had a positive impact on relative results.
During the period, the Fund used derivatives to help implement the overall investment strategy, including credit default swap indices, currency forwards, and futures. The Fund’s high-yield credit default swap indices exposure detracted from relative results during the period, while exposure to emerging markets Credit Default Swap Index (CDX) modestly benefited results. The Fund’s tactical duration and yield curve positioning was the main positive contributor to the Fund’s performance for the period.
What is the outlook as of the end of the period?
In aggregate, as of the end of the period, our forward-looking cycle indicators currently suggest that the global economy will likely enter a recession in 2023. However, in our view, it is not yet clear whether a mild recession would be sufficient to bring services inflation down to more manageable levels, or if we might be in for a much more severe economic downturn. We are closely monitoring several risks to the outlook, which could lead us to adjust the Fund exposures. As of the end of the period, the Fund was positioned with a modestly pro-cyclical risk posture while preserving cash/liquidity and maintains an average duration profile. We continue to believe the TIPS market was underpricing inflation expectations, and have positioned the Fund for increased inflation expectations. As of the end of the period, the Fund was positioned with an underweight to investment-grade corporates and agency MBS in favor of higher-yielding sectors such as high yield, focusing on higher-quality bonds and index derivatives, bank loan issuers with what we view as strong cash flows and pricing power, and select NA RMBS opportunities. As of the end of the period, we maintained a pro-risk stance in emerging markets, focusing on exporters and countries that we believe have good macroeconomic policies. As of the end of the period, we favor emerging-markets corporate issuers with prudent balance-sheet management in select sectors.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Convertible Preferred Stocks	0.3
Escrows	0.1
Preferred Stocks	0.1
Warrants	0.0 *
Total	0.5%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	18.6%
Convertible Bonds	2.8
Corporate Bonds	27.3
Foreign Government Obligations	21.1
Municipal Bonds	0.9
Senior Floating Rate Interests	9.7
U.S. Government Agencies(2)	12.8
U.S. Government Securities	8.3
Total	101.5%
Short-Term Investments	5.1
Other Assets & Liabilities	(7.1)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
32

Hartford Sustainable Municipal Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/29/2015 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.
Comparison of Change in Value of $10,000 Investment (05/29/2015 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-13.86%	0.07%	1.16%
Class A3	-17.73%	-0.85%	0.53%
Class C2	-14.59%	-0.45%	0.63%
Class C4	-15.44%	-0.45%	0.63%
Class I2	-13.70%	0.30%	1.39%
Class F2	-13.64%	0.34%	1.42%
Bloomberg Municipal Bond Index	-11.98%	0.37%	1.35%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance prior to 04/30/2021 reflects the Fund’s performance when it pursued a different investment objective and modified investment strategy.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	0.79%	0.69%
Class C	1.60%	1.44%
Class I	0.61%	0.46%
Class F	0.49%	0.39%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

33

Hartford Sustainable Municipal Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Sustainable Municipal Bond Fund returned -13.86%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned -11.98% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.07% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Tax-exempt municipal bonds, as represented by the Bloomberg Municipal Bond Index, posted a return of -11.98% during the period. The yield on 10-year AAA-rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2022, as did the yield on 10-year Treasuries.
The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession.
During the twelve-month period, the primary detractor from the Fund’s returns relative to the Bloomberg Municipal Bond Index was security selection in investment-grade municipal bonds, particularly in revenue bonds. The Fund’s allocation to high-yield revenue bonds also had a negative impact on returns, as the Fund held an out-of-benchmark position and the sector underperformed duration-equivalent
Treasuries. In addition, the longer duration and yield curve positioning of the Fund relative to the Bloomberg Municipal Bond Index detracted from returns during the period.
As part of our investment process, we use our internally developed sustainability framework to seek to identify municipal securities that, in our view, promote sustainable initiatives. We note it is difficult to quantify the impact of sustainability considerations on the Fund’s performance during the period given the slow-moving nature of certain environmental, social, and governance (ESG) risks.
Derivatives were not used in the Fund during the period.
What is the outlook as of the end of the period?
As of the end of the period, municipal fundamentals were broadly positive based on a bounce-back in economic activity and generous direct and indirect federal support in response to the COVID-19 pandemic. While the municipal bond sector is not immune from a broader credit sell-off related to geopolitics, in our view, it is more insulated than other fixed-income sectors, leaving inflation and the Fed as larger risks. As of the end of the period, we continue to favor our preferred revenue bond sectors, including Toll Roads and Airports. Over half of the rated toll roads have fully recovered traffic lost during the pandemic, which combined with toll increases, have revenues exceeding all-time highs as of the end of the period. Airports showed extreme resiliency during the pandemic, proving their resiliency during a disruption, and now airplane travel continues to improve, back up to above 90% of pre-pandemic levels. As of the end of the period, Hospitals are an area where we have grown more cautious. While we expect that high demand will lead to ongoing revenue growth, persistent labor shortages and elevated labor/inflationary costs will likely suppress cash-flow improvement through the end of the year. We generally favor providers with defensive characteristics, including size, scale, revenue and geographic diversity, healthy balance sheets, and located in growth markets. We believe state and local credit quality should remain stable, supported by still adequate income and sales tax performance, strong property value growth, and solid reserve and liquidity positions.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Although the Fund primarily seeks

34

Hartford Sustainable Municipal Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

income that is exempt from federal income taxes, investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated.
Composition of Municipal Bonds(1)
as of 10/31/2022
Municipal Bonds	Percentage of Net Assets
Airport	6.6%
Development	1.6
Education	2.3
General Obligation	5.8
Higher Education	5.7
Housing	1.4
Medical	10.1
Mello-Roos District	0.4
Multifamily Housing	0.3
Nursing Homes	9.1
Other (2)	13.8
Pollution	0.8
Power	4.7
School District	7.8
Single Family Housing	7.9
Student Loan	4.5
Transportation	12.2
Utilities	1.2
Water	0.9
Total	97.1%
U.S. Government Agencies(3)	0.5
Short-Term Investments	1.9
Other Assets & Liabilities	0.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
35

The Hartford Total Return Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-17.46%	-0.63%	0.75%
Class A2	-21.18%	-1.55%	0.29%
Class C1	-18.08%	-1.40%	-0.01%
Class C3	-18.87%	-1.40%	-0.01%
Class I1	-17.12%	-0.33%	1.05%
Class R3[1]	-17.67%	-0.97%	0.43%
Class R4[1]	-17.39%	-0.65%	0.75%
Class R5[1]	-17.24%	-0.33%	1.06%
Class R6[1]	-17.11%	-0.27%	1.13%
Class Y1	-17.18%	-0.32%	1.12%
Class F1	-17.12%	-0.27%	1.10%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Class C shares of the Fund are closed to new investors, subject to certain exceptions. For more information, please see the Fund's prospectus.
Operating Expenses*	Gross	Net
Class A	0.68%	0.68%
Class C	1.48%	1.48%
Class I	0.40%	0.40%
Class R3	1.04%	1.04%
Class R4	0.74%	0.74%
Class R5	0.44%	0.44%
Class R6	0.32%	0.32%
Class Y	0.39%	0.39%
Class F	0.32%	0.32%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

36

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Total Return Bond Fund returned -17.46%, before sales charges, for the 12-month period ended October 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -15.68% for the same period. For the same period, the Class A shares of the Fund, before sales charges, also underperformed the -16.23% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps), while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar.
The Fund’s allocation to securitized sectors including non-agency residential mortgage-backed securities (NA RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) were the primary drivers of underperformance relative to the Bloomberg US Aggregate Bond Index during the period. Positioning within agency mortgage-backed securities (MBS) pass-throughs had a negative impact on performance during the period as interest rate volatility spiked. Out-of-benchmark allocations to high yield and bank loans also detracted from relative performance during the period. The Fund’s modest allocation to emerging markets (EM) sovereign and corporate

37

The Hartford Total Return Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

debt had a negative impact on relative performance, as the sector was adversely impacted by global growth concerns, rising inflation pressures, ongoing conflict between Russia and Ukraine, and material growth concerns in China. Conversely, the Fund’s underweight to investment-grade credit contributed favorably to relative performance as spreads widened. The allocation to Treasury Inflation Protected Securities (TIPS) also had a positive impact on relative results as inflation expectations increased during the period.
During the period, the Fund held tactical interest-rate positionings, implemented partially through interest rate swaps and bond futures, which benefited relative results.
What is the outlook as of the end of the period?
As of the end of the period, our forward-looking cycle indicators currently suggest that the global economy will likely enter a recession in 2023. However, in our view, it is not yet clear whether a mild recession would be sufficient to bring services inflation down to more manageable levels, or if we might be in for a much more severe economic downturn. We believe that the heightened uncertainty and volatility experienced during 2022, which have contributed to different credit sectors selling off to varying degrees and at different times, have spawned opportunities to rotate across the global fixed-income spectrum and to shift credit risk to areas that we believe may offer compelling risk/reward trade-offs.
We shifted the Fund’s duration posture to long from short versus the Bloomberg US Aggregate Bond Index during the period, as we anticipate financial conditions may tighten further as economic indicators deteriorate. As of the end of the period, the Fund was positioned with an underweight to investment-grade credit as we believe there are better opportunities in various “plus” sectors, including bank loans (supported by higher policy interest rates), high yield (where we expect below-average defaults), select emerging markets (where we see attractive valuations and improving fundamentals in our view), and securitized credit, particularly NA RMBS (where credit enhancement reduces the risk of default in our view).
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Preferred Stocks	0.0 *
Warrants	0.0 *
Total	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	23.8%
Corporate Bonds	25.3
Foreign Government Obligations	4.1
Municipal Bonds	1.6
Senior Floating Rate Interests	0.0 *
U.S. Government Agencies(2)	40.6
U.S. Government Securities	22.7
Total	118.1%
Short-Term Investments	2.2
Other Assets & Liabilities	(20.3)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
38

The Hartford World Bond Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2011 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-6.58%	0.23%	0.88%
Class A2	-10.78%	-0.69%	0.41%
Class C1	-7.17%	-0.49%	0.15%
Class C3	-8.09%	-0.49%	0.15%
Class I1	-6.21%	0.52%	1.16%
Class R3[1]	-6.86%	-0.11%	0.54%
Class R4[1]	-6.57%	0.21%	0.86%
Class R5[1]	-6.21%	0.49%	1.17%
Class R6[1]	-6.22%	0.61%	1.26%
Class Y1	-6.28%	0.53%	1.22%
Class F1	-6.14%	0.61%	1.21%
FTSE World Government Bond Index	-22.23%	-3.07%	-1.75%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 4.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See "Benchmark Glossary" for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.99%	0.99%
Class C	1.72%	1.72%
Class I	0.70%	0.70%
Class R3	1.33%	1.33%
Class R4	1.03%	1.03%
Class R5	0.73%	0.73%
Class R6	0.62%	0.62%
Class Y	0.72%	0.72%
Class F	0.62%	0.62%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

39

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Mark H. Sullivan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Martin Harvey, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford World Bond Fund returned -6.58%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s primary benchmark, the FTSE World Government Bond Index, which returned -22.23% for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the Fund’s secondary benchmark, the Bloomberg US Aggregate Bond Index, which returned -15.68%. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -16.74% return of the average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in United States (U.S.) dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the U.S.
Why did the Fund perform this way?
U.S. fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks supercharged their interest rate hiking cycles to deal with high inflation. Inflation pressures remained acute though commodity prices declined later in the period to provide some relief. Early in the period, the U.S. Federal Reserve (Fed) accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Major central banks maintained policy accommodation early in the period, then became increasingly cautious and shifted to tighter policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following
Russia’s invasion of Ukraine earlier in the period, and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market declines, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening its monetary policy. European currencies generally ended lower versus the U.S. dollar. Most emerging-markets currencies ended the period lower, driven by China’s economic slowdown, geopolitical risks, and global recession concerns.
Non-government bond sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as coronavirus pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters of 2022 amid sharply rising government bond yields. During the period, credit spreads widened amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 71 basis points (bps) while high-yield corporate spreads widened by 177 bps, according to Bloomberg Index data.
Please note that the Fund is managed in a benchmark-agnostic approach, meaning that the Fund's investment selection process is generally not constrained or influenced by the composition of the Fund's benchmark. For the twelve-month period, currency, rates, and credit-focused strategies detracted from total returns, while country-focused strategies contributed to performance during the period. Relative to the FTSE World Government Bond Index, the Fund’s lower-duration positioning in country strategies contributed to performance, as sovereign yields across most markets moved higher during the period. Our strategic currency positioning detracted from relative returns due to select exposures to non-U.S.-dollar currencies.
Within the Fund’s country positioning, the Fund’s core allocation to developed-markets sovereign government bonds detracted from total returns, as yields rose throughout the period. Over the period, the

40

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Fund had exposure to some of the higher-yielding developed markets such as Australia and Norway, which detracted from total returns. In macro-based duration strategies, underweight positions in the euro were the primary contributor to performance. Global sovereign debt yields continued increasing even as recession risks mounted later in the period. We believe it became increasingly clear that persistent and higher-than-expected inflation would necessitate a more aggressive pace of interest-rate increases from major central banks. Overweight positioning in Korea and New Zealand duration detracted from performance during the period, partially offsetting positive performance. In quantitative strategies, the Fund’s short-duration bias through most of 2022 was the key contributor to performance during the period. Against the benchmark, we maintained a lower duration stance for the period, which led to relative outperformance.
Currency positioning generated negative total returns during the period due to the Fund’s non-U.S.-dollar exposure held at various times during the period, such as exposure to trade- and commodity-linked currencies (Swedish krona, Norwegian krone, Australian dollar). The dollar rallied versus most currencies, as resilient U.S. economic data and persistently high inflation readings reinforced the view that the Fed would tighten monetary policy more aggressively to rein in inflation. In our opportunistic currency strategies, a long Japanese yen position was the primary detractor from performance, as a Fed-Bank of Japan policy divergence led to further declines in the yen. Relative to the FTSE World Government Bond Index, the Fund’s higher exposure to the U.S. dollar resulted in outperformance.
Within our credit strategies, our out-of-benchmark opportunistic allocations in the Fund to high yield and securitized debt sectors detracted from total returns as the sectors generated negative returns over the period.
During the period, we used derivatives in the Fund in pursuit of the Fund’s investment objective and to hedge against risk. During the period, the derivatives the Fund primarily used included liquid currency forwards and exchange-traded government bond futures. The Fund also used other derivatives to a lesser extent, which included credit default swaps, index credit default swaps, as well as interest rate, bond, index and currency futures, and/or options. Our macro-driven duration strategies, which are primarily implemented using exchange-traded government bond futures and cash bonds, detracted from total returns over the period; our country rotation strategies, which are also implemented through exchange-traded government bond futures, contributed to performance during the period. Our macro-driven and strategic market currency strategies are implemented through currency forwards. Macro-driven currency and strategic currency strategies detracted from performance over the period. Our credit positioning, which is implemented using cash bonds, credit default swaps (index and single name), and interest rate swaps, also detracted from returns over the period.
What is the outlook as of the end of the period?
As of the end of the period, we observed that global growth is slowing. Our indicators are consistent with only 1%-1.5% year-over-year growth, well below the 2.25% average over the past 25 years, implying a lower level of GDP.
The recent talk of an imminent monetary policy “pivot” stems from investors’ experience of the past 15 years. Every time we have hit this point in the growth cycle, central banks have added more monetary stimulus. We believe this time, central banks will likely press on with quantitative tightening, shrinking their balance sheets and draining global liquidity. We believe this dynamic is likely to persist through the fourth quarter of 2022 and the first quarter of 2023; in other words, monetary policy tightening into a downturn has further to go. Although central banks will want to first see a decline in inflation and a rise in unemployment, our guess is that, ultimately, they will not be prepared to pay the growth cost or accept the type of recession required to stabilize inflation in the medium term. Therefore, we believe they will likely pause policy tightening as GDP contracts, probably in the first half of 2023, even if inflation remains well above their respective targets. For fixed-income markets, that should also be the catalyst for a much steeper yield curve, as the market prices out interest-rate increases at the front end of the curve but should start to build in higher risk premia and higher inflation expectations into the back end of the curve. In addition, this timeline could get condensed. We believe we are in the stage of the cycle where central banks try to determine the level of rates that tames inflation. In our view, there is a risk something in the system breaks and financial stability risks replace monetary stability concerns.
Currencies are significantly influenced by capital flows and expected growth differentials. Fed Chair Jerome Powell’s rhetoric suggests that the Fed wants to restrict U.S. financial conditions and slow U.S. growth. Hence, we think U.S. growth-sensitive assets, including the U.S. dollar, will underperform as the Fed leans against “U.S. exceptionalism.” Outside of the U.S., major central banks including the Bank of Canada, Bank of England, and Royal Bank of Australia have moved to emphasize recession-like conditions over above-target inflation risks. The foreign currency market is starting to favor currencies where central banks are emphasizing growth over inflation. In our view, European currencies including the euro and British pound will remain under pressure from stagflationary conditions (a combination of high inflation and economic stagnation) in the Continent; however, we believe near-term risk has eased as Europe will likely avoid some of the worst-case scenarios for an energy crisis this winter.
In high yield, we maintained a slightly defensive risk posture in the Fund as of the end of the period but will seek to take advantage of any dislocations that arise from tighter global monetary policy. In securitized sectors, our outlook for residential mortgage credit remains favorable, even though the record home-price growth coupled with surging mortgage rates are eroding U.S. housing affordability, placing the sector squarely under the microscope. U.S. housing supply remains at historic lows, and we don’t see a catalyst that might push inventory substantially higher in the near term which remains a strong tailwind for housing in our view. In commercial mortgage-backed securities (CMBS), we have become more negative on the outlook, though we believe there are still pockets of opportunity. The performance of commercial real estate (CRE) is closely tied to the strength of the U.S. economy, and the softness we are seeing in CRE will likely continue as economic growth weakens. In asset-backed securities (ABS), we have a positive outlook for the U.S. consumer overall, though risks remain elevated, particularly for the weakest
41

The Hartford World Bond Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

consumers amid inflationary pressures and a slowing economy. In corporate credit, we remain cautious on the outlook. We expect the volatility of global investment-grade corporate bond spreads to persist as financial conditions tighten.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets or if the Fund focuses in a particular geographic region or country. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Because the Fund is non-diversified, it may invest in a smaller number of issuers, and may be more exposed to risks and volatility than a more broadly diversified fund. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Integration of environmental, social, and/or governance (ESG) characteristics into the investment process may not work as intended. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Escrows	0.1
Total	0.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	8.9%
Convertible Bonds	0.2
Corporate Bonds	15.2
Foreign Government Obligations	57.3
Senior Floating Rate Interests	3.9
U.S. Government Agencies(2)	2.2
U.S. Government Securities	5.0
Total	92.7%
Short-Term Investments	3.9
Purchased Options	0.0 *
Other Assets & Liabilities	3.3
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.

42

Hartford Fixed Income Funds
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) measures the performance of municipal bonds with time to maturity of more than one year and less than five years.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is a market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the US Securities and Exchange Commission.
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg US TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in US currency, and have more than one year to maturity.
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of fixed-rate, local currency, investment grade sovereign bonds.
JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global local emerging markets index that consists of regularly traded, liquid fixed-rate, domestic-currency government bonds to which international investors can gain exposure.
Morningstar LSTA US Leveraged Loan Index (formerly, the S&P/LSTA Leveraged Loan Index) (reflects no deduction for fees, expenses or taxes) is a market value-weighted index that is designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

43

Hartford Fixed Income Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022, except as noted below. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Dynamic Bond Fund(1)
Class A	$ 1,000.00	$ 955.80	$ 4.30(2)	$ 1,000.00	$ 1,019.66	$ 5.60(2)	1.10%
Class C	$ 1,000.00	$ 952.70	$ 7.42(2)	$ 1,000.00	$ 1,015.63	$ 9.65(2)	1.90%
Class I	$ 1,000.00	$ 956.90	$ 3.13(2)	$ 1,000.00	$ 1,021.17	$ 4.08(2)	0.80%
Class R5	$ 1,000.00	$ 957.10	$ 2.94(2)	$ 1,000.00	$ 1,021.42	$ 3.82(2)	0.75%
Class R6	$ 1,000.00	$ 957.50	$ 2.55(2)	$ 1,000.00	$ 1,021.93	$ 3.31(2)	0.65%
Class Y	$ 1,000.00	$ 957.10	$ 2.94(2)	$ 1,000.00	$ 1,021.42	$ 3.82(2)	0.75%
Class F	$ 1,000.00	$ 957.50	$ 2.55(2)	$ 1,000.00	$ 1,021.93	$ 3.31(2)	0.65%
The Hartford Emerging Markets Local Debt Fund
Class A	$ 1,000.00	$ 912.10	$ 5.69	$ 1,000.00	$ 1,019.26	$ 6.01	1.18%
Class C	$ 1,000.00	$ 911.20	$ 9.30	$ 1,000.00	$ 1,015.48	$ 9.80	1.93%
Class I	$ 1,000.00	$ 914.80	$ 4.49	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%
Class R3	$ 1,000.00	$ 910.80	$ 6.26	$ 1,000.00	$ 1,018.60	$ 6.61	1.30%
Class R4	$ 1,000.00	$ 913.70	$ 5.69	$ 1,000.00	$ 1,019.31	$ 6.01	1.18%
Class R5	$ 1,000.00	$ 915.70	$ 4.25	$ 1,000.00	$ 1,020.62	$ 4.48	0.88%
Class Y	$ 1,000.00	$ 914.40	$ 4.25	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class F	$ 1,000.00	$ 915.20	$ 4.01	$ 1,000.00	$ 1,021.02	$ 4.23	0.83%
44

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Floating Rate Fund
Class A	$ 1,000.00	$ 954.00	$ 4.93	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class C	$ 1,000.00	$ 949.90	$ 8.60	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class I	$ 1,000.00	$ 954.80	$ 3.69	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class R3	$ 1,000.00	$ 952.10	$ 6.15	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class R4	$ 1,000.00	$ 952.80	$ 4.92	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R5	$ 1,000.00	$ 954.70	$ 3.84	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class Y	$ 1,000.00	$ 954.40	$ 3.79	$ 1,000.00	$ 1,021.32	$ 3.92	0.77% (3)
Class F	$ 1,000.00	$ 955.10	$ 3.20	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
The Hartford Floating Rate High Income Fund
Class A	$ 1,000.00	$ 944.10	$ 5.14	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class C	$ 1,000.00	$ 940.20	$ 8.80	$ 1,000.00	$ 1,016.13	$ 9.15	1.80%
Class I	$ 1,000.00	$ 944.70	$ 3.92	$ 1,000.00	$ 1,021.17	$ 4.08	0.80%
Class R3	$ 1,000.00	$ 942.80	$ 6.61	$ 1,000.00	$ 1,018.40	$ 6.87	1.35%
Class R4	$ 1,000.00	$ 943.90	$ 5.14	$ 1,000.00	$ 1,019.91	$ 5.35	1.05%
Class R5	$ 1,000.00	$ 944.90	$ 3.67	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
Class Y	$ 1,000.00	$ 945.90	$ 3.83	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class F	$ 1,000.00	$ 946.10	$ 3.68	$ 1,000.00	$ 1,021.42	$ 3.82	0.75%
The Hartford High Yield Fund
Class A	$ 1,000.00	$ 954.00	$ 4.68	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class C	$ 1,000.00	$ 950.20	$ 8.45	$ 1,000.00	$ 1,016.53	$ 8.74	1.72%
Class I	$ 1,000.00	$ 956.70	$ 3.40	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class R3	$ 1,000.00	$ 952.50	$ 6.25	$ 1,000.00	$ 1,018.80	$ 6.46	1.27%
Class R4	$ 1,000.00	$ 954.00	$ 4.78	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R5	$ 1,000.00	$ 956.50	$ 3.30	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 956.50	$ 2.71	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 956.00	$ 3.25	$ 1,000.00	$ 1,021.88	$ 3.36	0.66%
Class F	$ 1,000.00	$ 957.10	$ 2.71	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
The Hartford Inflation Plus Fund
Class A	$ 1,000.00	$ 947.00	$ 4.17	$ 1,000.00	$ 1,020.92	$ 4.33	0.85%
Class C	$ 1,000.00	$ 942.80	$ 7.73	$ 1,000.00	$ 1,017.24	$ 8.03	1.58%
Class I	$ 1,000.00	$ 948.40	$ 2.90	$ 1,000.00	$ 1,022.23	$ 3.01	0.59% (3)
Class R3	$ 1,000.00	$ 944.50	$ 5.73	$ 1,000.00	$ 1,019.31	$ 5.96	1.17%
Class R4	$ 1,000.00	$ 946.90	$ 4.32	$ 1,000.00	$ 1,020.77	$ 4.48	0.88%
Class R5	$ 1,000.00	$ 948.20	$ 2.80	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class Y	$ 1,000.00	$ 947.60	$ 2.75	$ 1,000.00	$ 1,022.38	$ 2.85	0.56%
Class F	$ 1,000.00	$ 948.90	$ 2.26	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
The Hartford Municipal Opportunities Fund
Class A	$ 1,000.00	$ 954.50	$ 3.30	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class C	$ 1,000.00	$ 949.60	$ 7.03	$ 1,000.00	$ 1,018.00	$ 7.27	1.43%
Class I	$ 1,000.00	$ 955.50	$ 2.27	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class Y	$ 1,000.00	$ 954.30	$ 2.22	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class F	$ 1,000.00	$ 955.90	$ 1.77	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Hartford Municipal Short Duration Fund
Class A	$ 1,000.00	$ 986.70	$ 3.45	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 982.60	$ 7.19	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 987.00	$ 2.30	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 987.40	$ 1.95	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
45

Hartford Fixed Income Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Short Duration Fund
Class A	$ 1,000.00	$ 970.30	$ 3.87	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%
Class C	$ 1,000.00	$ 965.60	$ 7.58	$ 1,000.00	$ 1,017.49	$ 7.78	1.53%
Class I	$ 1,000.00	$ 971.60	$ 2.44	$ 1,000.00	$ 1,022.74	$ 2.50	0.49%
Class R3	$ 1,000.00	$ 969.40	$ 4.77	$ 1,000.00	$ 1,020.37	$ 4.89	0.96%
Class R4	$ 1,000.00	$ 970.50	$ 3.58	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class R5	$ 1,000.00	$ 971.20	$ 2.73	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class R6	$ 1,000.00	$ 971.60	$ 2.14	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
Class Y	$ 1,000.00	$ 971.20	$ 2.63	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class F	$ 1,000.00	$ 970.80	$ 2.14	$ 1,000.00	$ 1,023.04	$ 2.19	0.43%
The Hartford Strategic Income Fund
Class A	$ 1,000.00	$ 911.80	$ 4.43	$ 1,000.00	$ 1,020.57	$ 4.69	0.92%
Class C	$ 1,000.00	$ 908.70	$ 7.94	$ 1,000.00	$ 1,016.89	$ 8.39	1.65%
Class I	$ 1,000.00	$ 913.30	$ 3.14	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class R3	$ 1,000.00	$ 909.70	$ 6.21	$ 1,000.00	$ 1,018.70	$ 6.56	1.29%
Class R4	$ 1,000.00	$ 911.20	$ 4.82	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R5	$ 1,000.00	$ 911.70	$ 3.23	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R6	$ 1,000.00	$ 913.60	$ 2.65	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 912.80	$ 3.18	$ 1,000.00	$ 1,021.93	$ 3.36	0.66%
Class F	$ 1,000.00	$ 912.70	$ 2.65	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Hartford Sustainable Municipal Bond Fund
Class A	$ 1,000.00	$ 946.80	$ 3.38	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class C	$ 1,000.00	$ 942.20	$ 7.05	$ 1,000.00	$ 1,017.95	$ 7.32	1.44%
Class I	$ 1,000.00	$ 947.70	$ 2.26	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 947.10	$ 1.91	$ 1,000.00	$ 1,023.24	$ 1.99	0.39%
The Hartford Total Return Bond Fund
Class A	$ 1,000.00	$ 921.00	$ 3.29	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
Class C	$ 1,000.00	$ 918.40	$ 7.25	$ 1,000.00	$ 1,017.64	$ 7.63	1.50%
Class I	$ 1,000.00	$ 923.00	$ 1.75	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class R3	$ 1,000.00	$ 919.90	$ 4.98	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class R4	$ 1,000.00	$ 921.60	$ 3.34	$ 1,000.00	$ 1,021.73	$ 3.52	0.69%
Class R5	$ 1,000.00	$ 923.10	$ 2.13	$ 1,000.00	$ 1,022.99	$ 2.24	0.44%
Class R6	$ 1,000.00	$ 923.80	$ 1.55	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
Class Y	$ 1,000.00	$ 922.80	$ 1.84	$ 1,000.00	$ 1,023.29	$ 1.94	0.38%
Class F	$ 1,000.00	$ 923.50	$ 1.55	$ 1,000.00	$ 1,023.59	$ 1.63	0.32%
The Hartford World Bond Fund
Class A	$ 1,000.00	$ 967.90	$ 4.91	$ 1,000.00	$ 1,020.27	$ 5.04	0.99%
Class C	$ 1,000.00	$ 965.00	$ 8.47	$ 1,000.00	$ 1,016.59	$ 8.69	1.71%
Class I	$ 1,000.00	$ 970.10	$ 3.38	$ 1,000.00	$ 1,021.78	$ 3.47	0.68%
Class R3	$ 1,000.00	$ 966.60	$ 6.59	$ 1,000.00	$ 1,018.50	$ 6.77	1.33%
Class R4	$ 1,000.00	$ 968.00	$ 5.06	$ 1,000.00	$ 1,020.06	$ 5.19	1.02%
Class R5	$ 1,000.00	$ 970.10	$ 3.62	$ 1,000.00	$ 1,021.53	$ 3.72	0.73%
Class R6	$ 1,000.00	$ 970.30	$ 3.03	$ 1,000.00	$ 1,022.13	$ 3.11	0.61%
Class Y	$ 1,000.00	$ 970.20	$ 3.58	$ 1,000.00	$ 1,021.58	$ 3.67	0.72%
Class F	$ 1,000.00	$ 970.20	$ 3.03	$ 1,000.00	$ 1,022.13	$ 3.11	0.61%

(1)	Hartford Dynamic Bond Fund commenced operations on June 7, 2022.
(2)	Please note that while the Hartford Dynamic Bond Fund commenced operations on June 7, 2022, the hypothetical expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios were in effect during period May 1, 2022 to October 31, 2022.
(3)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
46

Hartford Dynamic Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.0%
	Aerospace/Defense - 0.3%
$ 140,000	Boeing Co. 2.70%, 02/01/2027	$ 121,360
	Agriculture - 1.5%
145,000	Altria Group, Inc. 3.40%, 05/06/2030	117,385
	BAT Capital Corp.
155,000	3.46%, 09/06/2029	125,124
335,000	4.39%, 08/15/2037	242,355
240,000	7.75%, 10/19/2032	245,167
		730,031
	Auto Manufacturers - 0.5%
260,000	General Motors Co. 5.40%, 10/15/2029	241,024
	Chemicals - 2.4%
200,000	Braskem Idesa SAPI 6.99%, 02/20/2032(1)	133,776
200,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(1)	173,652
380,000	Celanese US Holdings LLC 6.17%, 07/15/2027	358,791
150,000	Chemours Co. 4.63%, 11/15/2029(2)	117,000
150,000	International Flavors & Fragrances, Inc. 1.83%, 10/15/2027(2)	122,271
145,000	NOVA Chemicals Corp. 4.25%, 05/15/2029(2)	118,199
215,000	OCP S.A. 3.75%, 06/23/2031(1)	160,455
		1,184,144
	Commercial Banks - 6.7%
120,000	Bank of New York Mellon Corp. 5.80%, 10/25/2028, 3 mo. USD SOFR + 1.802%(3)	120,476
	Barclays plc
200,000	2.89%, 11/24/2032, (2.89% fixed rate until 11/24/2031; 12 mo. USD CMT + 1.300% thereafter)(4)	141,484
485,000	7.39%, 11/02/2028, 12 mo. USD CMT + 3.300%(3)	482,504
605,000	Credit Suisse Group AG 3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(2)(4)	414,599
505,000	Deutsche Bank AG 3.04%, 05/28/2032, (3.04% fixed rate until 05/28/2031; 3 mo. USD SOFR + 1.718% thereafter)(4)	354,889
	HSBC Holdings plc
200,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 3 mo. USD SOFR + 2.870% thereafter)(4)	173,240
240,000	7.39%, 11/03/2028, 3 mo. USD SOFR + 3.350%(3)	239,509
485,000	8.11%, 11/03/2033, 3 mo. USD SOFR + 4.250%(3)	484,206
400,000	Intesa Sanpaolo S.p.A. 4.95%, 06/01/2042, (4.95% fixed rate until 06/01/2041; 12 mo. USD CMT + 2.750% thereafter)(2)(4)	233,494
290,000	PNC Financial Services Group, Inc. 6.04%, 10/28/2033, 3 mo. USD SOFR + 2.140%(3)	290,811
400,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(2)(4)	327,237
		3,262,449
	Commercial Services - 0.5%
400,000	Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(1)	256,820
	Diversified Financial Services - 2.5%
485,000	American Express Co. 5.85%, 11/05/2027	484,651
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.0% - (continued)
	Diversified Financial Services - 2.5% - (continued)
$ 310,000	OneMain Finance Corp. 3.88%, 09/15/2028	$ 241,397
685,000	Synchrony Financial 2.88%, 10/28/2031	477,249
		1,203,297
	Electric - 6.6%
130,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028	117,022
200,000	Comision Federal de Electricidad 4.68%, 02/09/2051(1)	121,750
850,000	Enel Finance International N.V. 2.88%, 07/12/2041(2)	467,467
200,000	Engie Energia Chile S.A. 3.40%, 01/28/2030(1)	145,954
268,813	Greenko Power II Ltd. 4.30%, 12/13/2028(1)	206,986
200,000	Infraestructura Energetica Nova SAPI d.e. C.V. 3.75%, 01/14/2028(1)	171,852
295,000	Minejesa Capital B.V. 4.63%, 08/10/2030(1)	226,707
140,000	NRG Energy, Inc. 4.45%, 06/15/2029(2)	123,613
	Pacific Gas and Electric Co.
285,000	3.30%, 12/01/2027	241,256
625,000	4.95%, 07/01/2050	464,133
260,000	5.90%, 06/15/2032	241,720
200,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.88%, 07/17/2029(1)	167,450
160,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	118,560
130,000	Southern California Edison Co. 4.20%, 03/01/2029	119,080
170,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	144,461
140,000	Vistra Operations Co. LLC 4.30%, 07/15/2029(2)	122,049
		3,200,060
	Engineering & Construction - 0.4%
275,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	198,028
	Entertainment - 1.0%
520,000	Magallanes, Inc. 5.39%, 03/15/2062(2)	360,697
150,000	Penn Entertainment, Inc. 4.13%, 07/01/2029(2)	118,325
		479,022
	Environmental Control - 0.2%
145,000	Madison IAQ LLC 4.13%, 06/30/2028(2)	120,367
	Food - 0.9%
150,000	Conagra Brands, Inc. 1.38%, 11/01/2027	120,977
200,000	MARB BondCo plc 3.95%, 01/29/2031(1)	146,879
200,000	Sigma Finance Netherlands B.V. 4.88%, 03/27/2028(2)	177,266
		445,122
	Forest Products & Paper - 0.3%
170,000	Suzano Austria GmbH 3.13%, 01/15/2032	126,565
	Gas - 0.5%
125,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.75%, 05/20/2027	115,272
145,000	NiSource, Inc. 2.95%, 09/01/2029	120,994
		236,266
	Healthcare - Products - 0.3%
150,000	Medline Borrower L.P. 3.88%, 04/01/2029(2)	123,000
	Healthcare - Services - 1.1%
525,000	UnitedHealth Group, Inc. 5.30%, 02/15/2030	523,987
	Home Builders - 0.2%
145,000	KB Home 4.80%, 11/15/2029	118,360
	Housewares - 0.3%
150,000	Newell Brands, Inc. 5.63%, 04/01/2036	125,117

The accompanying notes are an integral part of these financial statements.
47

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.0% - (continued)
	Insurance - 0.5%
$ 270,000	Radian Group, Inc. 4.88%, 03/15/2027	$ 238,893
	Iron/Steel - 1.4%
200,000	ABJA Investment Co. Pte Ltd. 5.45%, 01/24/2028(1)	177,083
200,000	CSN Resources S.A. 4.63%, 06/10/2031(2)	134,776
400,000	JSW Steel Ltd. 5.05%, 04/05/2032(1)	251,561
145,000	Vale Overseas Ltd. 3.75%, 07/08/2030	119,546
		682,966
	IT Services - 0.7%
150,000	Kyndryl Holdings, Inc. 2.70%, 10/15/2028	108,409
300,000	Seagate HDD Cayman 3.13%, 07/15/2029	221,829
		330,238
	Leisure Time - 0.5%
300,000	Carnival Corp. 4.00%, 08/01/2028(2)	241,702
	Lodging - 0.4%
245,000	Sands China Ltd. 2.80%, 03/08/2027	181,261
	Media - 4.2%
840,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.85%, 04/01/2061	479,026
	Discovery Communications LLC
860,000	4.00%, 09/15/2055	489,063
280,000	4.13%, 05/15/2029	236,311
130,000	Fox Corp. 4.71%, 01/25/2029	120,927
595,000	Paramount Global 4.20%, 05/19/2032	475,940
305,000	VZ Secured Financing B.V. 5.00%, 01/15/2032(2)	244,762
		2,046,029
	Mining - 1.7%
200,000	Anglo American Capital plc 4.75%, 04/10/2027(2)	187,020
	Freeport Indonesia PT
200,000	4.76%, 04/14/2027(1)	179,700
200,000	5.32%, 04/14/2032(2)	168,250
130,000	Glencore Funding LLC 3.88%, 10/27/2027(2)	117,003
200,000	Stillwater Mining Co. 4.50%, 11/16/2029(1)	146,160
		798,133
	Office/Business Equipment - 0.2%
145,000	CDW LLC / CDW Finance Corp. 3.25%, 02/15/2029	118,547
	Oil & Gas - 3.3%
	Continental Resources, Inc.
135,000	4.38%, 01/15/2028	121,044
140,000	5.75%, 01/15/2031(2)	127,112
340,000	Ecopetrol S.A. 4.63%, 11/02/2031	234,456
200,000	Kosmos Energy Ltd. 7.13%, 04/04/2026(1)	167,027
200,000	Medco Bell Pte Ltd. 6.38%, 01/30/2027(1)	159,991
200,000	Pertamina Persero PT 3.65%, 07/30/2029(1)	170,717
200,000	Petroleos del Peru S.A. 5.63%, 06/19/2047(1)	126,287
295,000	Petroleos Mexicanos 6.70%, 02/16/2032	223,094
200,000	Thaioil Treasury Center Co., Ltd. 3.75%, 06/18/2050(2)	102,324
200,000	Tullow Oil plc 10.25%, 05/15/2026(1)	170,500
		1,602,552
	Oil & Gas Services - 0.3%
130,000	Enerflex Ltd. 9.00%, 10/15/2027(2)	126,464
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 53.0% - (continued)
	Pharmaceuticals - 0.8%
$ 145,000	Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, 10/01/2026	$ 122,525
295,000	Viatris, Inc. 2.30%, 06/22/2027	242,505
		365,030
	Pipelines - 2.6%
160,000	Buckeye Partners L.P. 5.85%, 11/15/2043	119,888
105,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	92,663
255,000	Energy Transfer L.P. 4.95%, 06/15/2028	237,436
300,000	Oleoducto Central S.A. 4.00%, 07/14/2027(1)	244,350
285,000	Peru LNG S.R.L. 5.38%, 03/22/2030(1)	225,720
255,000	TransCanada PipeLines Ltd. 4.25%, 05/15/2028	236,438
130,000	Williams Cos., Inc. 3.75%, 06/15/2027	119,284
		1,275,779
	Real Estate Investment Trusts - 1.7%
405,000	American Tower Corp. 3.60%, 01/15/2028	358,517
135,000	Crown Castle, Inc. 3.80%, 02/15/2028	121,655
125,000	GLP Capital L.P. / GLP Financing II, Inc. 5.75%, 06/01/2028	115,978
260,000	VICI Properties L.P. / VICI Note Co., Inc. 4.50%, 01/15/2028(2)	228,103
		824,253
	Retail - 0.8%
95,000	LBM Acquisition LLC 6.25%, 01/15/2029(2)	66,451
135,000	Michaels Cos., Inc. 5.25%, 05/01/2028(2)	95,859
275,000	Staples, Inc. 7.50%, 04/15/2026(2)	238,860
		401,170
	Semiconductors - 2.0%
135,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	118,620
365,000	Micron Technology, Inc. 6.75%, 11/01/2029	365,120
645,000	Qorvo, Inc. 3.38%, 04/01/2031(2)	485,362
		969,102
	Software - 2.3%
145,000	Open Text Corp. 3.88%, 02/15/2028(2)	124,111
	Oracle Corp.
290,000	2.30%, 03/25/2028	242,505
1,245,000	3.85%, 04/01/2060	748,640
		1,115,256
	Telecommunications - 2.8%
245,000	Altice France S.A. 5.50%, 10/15/2029(2)	186,813
310,000	Embarq Corp. 8.00%, 06/01/2036	125,550
200,000	Millicom International Cellular S.A. 4.50%, 04/27/2031(1)	149,934
150,000	Telecom Italia Capital S.A. 7.20%, 07/18/2036	116,814
150,000	Telefonica Emisiones S.A. 4.10%, 03/08/2027	137,532
200,000	Tower Bersama Infrastructure Tbk PT 2.75%, 01/20/2026(1)	168,500
225,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(1)	143,095
450,000	Zayo Group Holdings, Inc. 4.00%, 03/01/2027(2)	342,919
		1,371,157
	Transportation - 0.6%
200,000	Rumo Luxembourg S.a.r.l. 5.25%, 01/10/2028(1)	178,500
130,000	Western Global Airlines LLC 10.38%, 08/15/2025(2)	109,200
		287,700
	Total Corporate Bonds (cost $26,662,602)	$ 25,671,251

The accompanying notes are an integral part of these financial statements.
48

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 47.9%
	U.S. Treasury Securities - 47.9%
	U.S. Treasury Notes - 47.9%
$ 11,885,000	2.75%, 07/31/2027(5)(6)		$ 11,106,439
3,255,000	3.50%, 09/15/2025		3,171,845
8,925,000	4.25%, 09/30/2024		8,876,889
	Total U.S. Government Securities (cost $23,121,602)		$ 23,155,173
	Total Long-Term Investments (cost $49,784,204)		$ 48,826,424
	Total Investments (cost $49,784,204)	100.9%	$ 48,826,424
	Other Assets and Liabilities	(0.9)%	(422,560)
	Total Net Assets	100.0%	$ 48,403,864
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $4,913,895, representing 10.2% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $6,272,675, representing 13.0% of net assets.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2022, the market value of securities pledged was $18,690.
(6)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $158,864.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury Ultra Bond Future	15	12/20/2022	$ 1,914,844	$ 13,598
Total futures contracts				$ 13,598

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.39.V1	USD	120,000	5.00%	12/20/2027	Quarterly	$ (3,055)	$ (93)	$ 2,962
Total centrally cleared credit default swap contracts						$ (3,055)	$ (93)	$ 2,962

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
49

Hartford Dynamic Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 25,671,251	$ —	$ 25,671,251	$ —
U.S. Government Securities	23,155,173	—	23,155,173	—
Futures Contracts(2)	13,598	13,598	—	—
Swaps - Credit Default(2)	2,962	—	2,962	—
Total	$ 48,842,984	$ 13,598	$ 48,829,386	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
50

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.3%
	Bermuda - 1.0%
	Ooredoo International Finance Ltd.
$ 200,000	2.63%, 04/08/2031(1)	$ 164,550
215,000	3.25%, 02/21/2023(1)	213,237
		377,787
	British Virgin Islands - 1.3%
200,000	Gold Fields Orogen Holdings BVI Ltd. 6.13%, 05/15/2029(1)	186,861
200,000	Huarong Finance Co., Ltd. 3.25%, 11/13/2024(1)	167,100
166,214	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(1)	147,075
		501,036
	Bulgaria - 0.4%
EUR 200,000	Bulgarian Energy Holding 2.45%, 07/22/2028(1)	142,529
	Cayman Islands - 2.3%
$ 191,905	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(2)(3)	121,223
205,000	Country Garden Holdings Co., Ltd. 5.63%, 01/14/2030(1)	14,784
200,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	144,020
290,000	QNB Finance Ltd. 2.63%, 05/12/2025(1)	269,033
200,000	Sands China Ltd. 2.80%, 03/08/2027	147,968
49,609	Sparc EM SPC Panama Metro 0.00%, 12/05/2022(1)(3)	49,222
170,000	Termocandelaria Power Ltd. 7.88%, 01/30/2029(1)	144,461
		890,711
	Chile - 1.8%
205,000	Cia Cervecerias Unidas S.A. 3.35%, 01/19/2032(1)	164,513
200,000	Empresa Nacional de Telecomunicaciones S.A. 4.75%, 08/01/2026(1)	186,721
200,000	Inversiones CMPC S.A. 4.75%, 09/15/2024(1)	196,500
280,000	VTR Comunicaciones S.p.A. 4.38%, 04/15/2029(1)	156,800
		704,534
	China - 0.6%
225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	220,824
	Colombia - 0.3%
	Ecopetrol S.A.
35,000	4.63%, 11/02/2031	24,135
110,000	6.88%, 04/29/2030	90,519
		114,654
	Dominican Republic - 0.4%
200,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(1)	175,500
	Guatemala - 0.4%
200,000	CT Trust 5.13%, 02/03/2032(2)	159,704
	Hong Kong - 1.6%
260,000	AIA Group Ltd. 3.38%, 04/07/2030(1)	221,227
250,000	Bank of East Asia Ltd. 5.13%, 07/07/2028, (5.13% fixed rate until 07/07/2027; 12 mo. USD CMT + 1.900% thereafter)(1)(4)	227,411
200,000	Far East Horizon Ltd. 3.38%, 02/18/2025(1)	164,500
		613,138
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.3% - (continued)
	India - 0.3%
$ 200,000	Summit Digitel Infrastructure Ltd. 2.88%, 08/12/2031(1)	$ 137,085
	Indonesia - 1.7%
200,000	Bank Negara Indonesia Persero Tbk PT 3.75%, 03/30/2026(1)	164,525
200,000	Freeport Indonesia PT 5.32%, 04/14/2032(2)	168,250
205,000	Indofood CBP Sukses Makmur Tbk PT 3.40%, 06/09/2031(1)	150,663
200,000	Tower Bersama Infrastructure Tbk PT 2.75%, 01/20/2026(1)	168,500
		651,938
	Ireland - 0.0%
200,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(2)	13,625
	Isle of Man - 0.4%
200,000	AngloGold Ashanti Holdings plc 3.38%, 11/01/2028	161,463
	Israel - 1.6%
200,000	Bank Hapoalim BM 3.26%, 01/21/2032, (3.26% fixed rate until 01/21/2027; 5 year USD CMT + 2.155% thereafter)(1)(2)(4)	163,500
	Energean Israel Finance Ltd.
95,000	4.50%, 03/30/2024(1)(2)	90,538
60,000	4.88%, 03/30/2026(1)(2)	53,850
45,000	5.88%, 03/30/2031(1)(2)	38,025
200,000	Israel Electric Corp. Ltd. 4.25%, 08/14/2028(1)(2)	182,268
	Leviathan Bond Ltd.
50,000	6.50%, 06/30/2027(1)(2)	46,625
75,000	6.75%, 06/30/2030(1)(2)	66,827
		641,633
	Jersey - 0.4%
184,932	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(2)	150,572
	Luxembourg - 1.1%
200,000	Aegea Finance S.a.r.l. 6.75%, 05/20/2029(2)	184,100
270,000	EIG Pearl Holding S.a.r.l. 4.39%, 11/30/2046(1)	183,600
200,000	Kernel Holding S.A. 6.50%, 10/17/2024(2)	64,800
		432,500
	Mauritius - 0.5%
200,000	MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(1)	190,580
	Mexico - 0.9%
200,000	America Movil S.A.B. de C.V. 4.70%, 07/21/2032	183,798
200,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	184,176
		367,974
	Netherlands - 1.5%
205,000	Braskem Netherlands Finance B.V. 4.50%, 01/31/2030(1)	166,380
382,000	Greenko Dutch B.V. 3.85%, 03/29/2026(2)(5)	297,960
125,000	Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, 10/01/2026	105,625
		569,965

The accompanying notes are an integral part of these financial statements.
51

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.3% - (continued)
	Panama - 0.4%
$ 200,000	AES Panama Generation Holdings SRL 4.38%, 05/31/2030(1)	$ 157,576
	Peru - 1.3%
95,000	Banco de Credito del Peru S.A. 3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(1)(4)	83,617
295,000	Kallpa Generacion S.A. 4.13%, 08/16/2027(2)	258,840
200,000	Peru LNG S.R.L. 5.38%, 03/22/2030(1)	158,400
		500,857
	Philippines - 0.3%
200,000	Globe Telecom, Inc. 3.00%, 07/23/2035(1)	129,748
	Russia - 0.3%
200,000	VEON Holdings B.V. 3.38%, 11/25/2027(1)	102,000
235,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022*(6)(7)	—
		102,000
	Saudi Arabia - 0.4%
200,000	Saudi Arabian Oil Co. 3.50%, 04/16/2029(1)	177,500
	Singapore - 1.8%
200,000	Medco Laurel Tree Pte Ltd. 6.95%, 11/12/2028(2)	153,356
205,000	Oversea-Chinese Banking Corp. Ltd. 1.83%, 09/10/2030, (1.83% fixed rate until 09/10/2025; 5 year USD CMT + 1.580% thereafter)(1)(4)	180,016
200,000	United Overseas Bank Ltd. 3.86%, 10/07/2032, (3.87% fixed rate until 10/07/2027; 5 year USD CMT + 1.450% thereafter)(2)(4)	177,312
200,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(1)	183,000
		693,684
	South Africa - 0.3%
ZAR 2,000,000	Republic of South Africa 7.78%, 07/11/2027, 3 mo. ZAR JIBAR + 1.300%	110,746
	South Korea - 2.4%
$ 200,000	Hana Bank 3.25%, 03/30/2027(2)	178,997
200,000	Kia Corp. 2.75%, 02/14/2027(2)	173,150
285,000	Kookmin Bank 2.50%, 11/04/2030(1)	215,546
200,000	POSCO Holdings, Inc. 4.50%, 08/04/2027(2)	185,794
200,000	Shinhan Bank Co., Ltd. 4.38%, 04/13/2032(2)	170,282
		923,769
	Spain - 0.4%
250,000	AI Candelaria Spain S.A. 5.75%, 06/15/2033(2)	162,315
	Thailand - 1.1%
200,000	Bangkok Bank PCL 3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 year USD CMT + 1.900% thereafter)(1)(4)	148,477
200,000	GC Treasury Centre Co., Ltd. 4.40%, 03/30/2032(2)	160,620
205,000	Thaioil Treasury Center Co., Ltd. 5.38%, 11/20/2048(1)	140,657
		449,754
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.3% - (continued)
	Turkey - 0.4%
$ 200,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(2)	$ 143,260
	United Arab Emirates - 1.4%
200,000	Abu Dhabi Commercial Bank PJSC 4.50%, 09/14/2027(1)	190,102
200,000	MDGH GMTN RSC Ltd. 5.50%, 04/28/2033(2)	198,656
200,000	NBK SPC Ltd. 1.63%, 09/15/2027, (1.62% fixed rate until 09/15/2026; 3 mo. USD SOFR + 1.050% thereafter)(2)(4)	169,756
		558,514
	United Kingdom - 0.6%
125,000	Prudential plc 3.13%, 04/14/2030	102,423
200,000	Tullow Oil plc 7.00%, 03/01/2025(1)	130,000
		232,423
	United States - 1.7%
200,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)(5)	188,014
200,000	DAE Funding LLC 1.55%, 08/01/2024(1)	181,379
200,000	Kosmos Energy Ltd. 7.50%, 03/01/2028(2)	156,760
200,000	Stillwater Mining Co. 4.50%, 11/16/2029(1)	146,160
		672,313
	Total Corporate Bonds (cost $14,889,418)	$ 12,232,211
FOREIGN GOVERNMENT OBLIGATIONS - 58.8%
	Argentina - 0.2%
	Argentine Bonos del Tesoro
ARS 5,840,763	15.50%, 10/17/2026	$ 8,501
8,645,000	16.00%, 10/17/2023	28,699
3,970,000	Autonomous City of Buenos Aires Argentina 72.22%, 03/29/2024, BADLAR + 3.250%(8)	24,462
		61,662
	Brazil - 2.3%
BRL 1,785,000	Brazil Letras do Tesouro Nacional 0.00%, 07/01/2025(3)	257,915
	Brazil Notas do Tesouro Nacional
990,000	10.00%, 01/01/2027	182,001
1,844,000	10.00%, 01/01/2029	331,186
702,000	10.00%, 01/01/2033	121,735
		892,837
	Bulgaria - 0.4%
	Bulgaria Government International Bond
EUR 50,000	1.38%, 09/23/2050(1)	23,718
185,000	3.13%, 03/26/2035(1)	144,846
		168,564
	Chile - 1.7%
	Bonos de la Tesoreria de la Republica en pesos
CLP 30,000,000	2.80%, 10/01/2033(1)(2)	22,859
25,000,000	4.50%, 03/01/2026	24,604
215,000,000	4.70%, 09/01/2030(1)(2)	202,387
95,000,000	5.00%, 10/01/2028(1)(2)	92,287
105,000,000	5.00%, 03/01/2035	98,382
50,000,000	6.00%, 01/01/2043	50,697
$ 200,000	Chile Government International Bond 2.75%, 01/31/2027	180,075
		671,291
	China - 3.7%
	China Government Bond
CNY 2,020,000	1.99%, 04/09/2025	275,354

The accompanying notes are an integral part of these financial statements.
52

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 58.8% - (continued)
	China - 3.7% - (continued)
CNY 1,940,000	2.28%, 03/17/2024	$ 266,959
450,000	2.36%, 07/02/2023	61,905
1,050,000	2.85%, 06/04/2027	146,445
870,000	3.01%, 05/13/2028	122,144
2,280,000	3.25%, 06/06/2026	322,541
250,000	3.25%, 11/22/2028	35,632
940,000	3.28%, 12/03/2027	133,853
420,000	3.81%, 09/14/2050	64,583
		1,429,416
	Colombia - 4.8%
	Colombian TES
COP 179,100,000	5.75%, 11/03/2027	26,291
164,900,000	6.00%, 04/28/2028	23,775
844,200,000	6.25%, 07/09/2036	92,357
1,847,700,000	7.00%, 03/26/2031	250,097
190,700,000	7.00%, 06/30/2032	24,842
2,536,800,000	7.25%, 10/18/2034	319,616
916,400,000	7.25%, 10/26/2050	99,021
578,300,000	7.50%, 08/26/2026	96,764
1,458,000,000	7.75%, 09/18/2030	211,054
3,932,400,000	9.25%, 05/28/2042	548,777
854,900,000	10.00%, 07/24/2024	166,349
		1,858,943
	Czech Republic - 2.1%
	Czech Republic Government Bond
CZK 2,640,000	0.05%, 11/29/2029	70,350
2,940,000	0.95%, 05/15/2030(1)	82,672
610,000	1.50%, 04/24/2040	13,078
2,750,000	2.00%, 10/13/2033	76,322
7,490,000	2.50%, 08/25/2028(1)	250,368
7,200,000	2.75%, 07/23/2029	238,033
660,000	4.20%, 12/04/2036(1)	22,554
1,410,000	6.00%, 02/26/2026	56,672
		810,049
	Egypt - 0.4%
	Egypt Government Bond
EGP 1,620,000	14.48%, 04/06/2026	57,546
2,640,000	14.56%, 07/06/2026	93,149
		150,695
	Hong Kong - 0.4%
$ 200,000	Airport Authority 2.50%, 01/12/2032	161,149
	Hungary - 2.3%
	Hungary Government Bond
HUF 32,920,000	2.25%, 04/20/2033	40,710
13,810,000	3.00%, 08/21/2030	20,722
82,560,000	3.00%, 10/27/2038	95,421
116,390,000	3.25%, 10/22/2031	170,230
35,770,000	4.50%, 03/23/2028	62,514
59,590,000	4.75%, 11/24/2032	95,958
	Hungary Government International Bond
EUR 230,000	0.50%, 11/18/2030(1)	144,633
305,000	1.13%, 04/28/2026(1)	262,420
		892,608
	India - 0.4%
$ 200,000	Export-Import Bank of India 3.25%, 01/15/2030(1)	161,980
	Indonesia - 4.1%
	Indonesia Treasury Bond
IDR 1,026,000,000	5.13%, 04/15/2027	60,768
1,266,000,000	6.13%, 05/15/2028	76,457
3,113,000,000	6.38%, 08/15/2028	190,137
2,619,000,000	6.38%, 04/15/2032	154,900
2,597,000,000	7.00%, 05/15/2027	164,776
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 58.8% - (continued)
	Indonesia - 4.1% - (continued)
IDR 5,458,000,000	7.50%, 08/15/2032	$ 347,573
3,485,000,000	7.50%, 05/15/2038	221,601
1,346,000,000	7.50%, 04/15/2040	84,941
1,806,000,000	8.25%, 06/15/2032	121,466
2,251,000,000	8.38%, 04/15/2039	152,429
495,000,000	8.75%, 05/15/2031	34,100
		1,609,148
	Malaysia - 7.9%
	Malaysia Government Bond
MYR 1,835,000	3.48%, 03/15/2023	389,374
1,150,000	3.48%, 06/14/2024	243,369
375,000	3.50%, 05/31/2027	77,259
2,668,000	3.76%, 04/20/2023	566,905
640,000	3.76%, 05/22/2040	116,852
723,000	3.83%, 07/05/2034	141,294
1,215,000	3.89%, 08/15/2029	248,982
350,000	3.90%, 11/30/2026	73,749
285,000	3.90%, 11/16/2027	59,435
1,285,000	3.91%, 07/15/2026	271,109
810,000	3.96%, 09/15/2025	171,590
535,000	4.25%, 05/31/2035	108,505
210,000	4.64%, 11/07/2033	44,461
	Malaysia Government Investment Issue
1,320,000	3.47%, 10/15/2030	262,293
700,000	3.66%, 10/15/2024	148,121
455,000	3.73%, 03/31/2026	95,448
35,000	4.13%, 08/15/2025	7,471
340,000	4.13%, 07/09/2029	71,081
		3,097,298
	Mexico - 7.8%
	Mexican Bonos
MXN 1,564,900	5.00%, 03/06/2025	70,434
16,774,900	5.50%, 03/04/2027	716,783
8,581,500	5.75%, 03/05/2026	381,875
10,836,400	7.50%, 06/03/2027	500,412
6,193,400	7.75%, 05/29/2031	275,134
1,555,400	7.75%, 11/23/2034	66,773
4,424,400	7.75%, 11/13/2042	179,952
4,718,600	8.00%, 11/07/2047	194,864
1,765,200	8.00%, 07/31/2053	72,388
5,059,900	8.50%, 05/31/2029	239,011
4,222,700	8.50%, 11/18/2038	187,658
3,292,100	10.00%, 11/20/2036	166,878
		3,052,162
	Peru - 3.1%
	Peru Government Bond
PEN 742,000	5.40%, 08/12/2034	143,708
360,000	5.94%, 02/12/2029	81,039
1,007,000	6.15%, 08/12/2032	215,220
1,795,000	6.35%, 08/12/2028	418,715
545,000	6.90%, 08/12/2037	117,355
180,000	6.95%, 08/12/2031	41,515
747,000	8.20%, 08/12/2026	193,501
		1,211,053
	Poland - 2.4%
	Republic of Poland Government Bond
PLN 640,000	1.25%, 10/25/2030	79,981
2,457,000	1.75%, 04/25/2032	297,263
400,000	2.50%, 07/25/2026	67,296
665,000	2.75%, 10/25/2029	98,856
164,000	3.75%, 05/25/2027	28,176
178,000	7.30%, 01/25/2024(8)	36,746
1,735,000	7.30%, 01/25/2026(8)	347,502
		955,820

The accompanying notes are an integral part of these financial statements.
53

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 58.8% - (continued)
	Romania - 2.2%
	Romania Government Bond
RON 1,055,000	3.65%, 09/24/2031	$ 143,544
410,000	4.75%, 02/24/2025	75,173
120,000	4.75%, 10/11/2034	16,340
95,000	5.00%, 02/12/2029	15,305
340,000	5.80%, 07/26/2027	59,666
585,000	6.70%, 02/25/2032	100,015
	Romanian Government International Bond
EUR 85,000	2.63%, 12/02/2040(1)	43,781
$ 82,000	3.00%, 02/27/2027(2)	70,265
394,000	3.00%, 02/27/2027(1)	337,617
		861,706
	Serbia - 0.3%
EUR 145,000	Serbia International Bond 3.13%, 05/15/2027(2)	121,802
	South Africa - 7.1%
	Republic of South Africa Government Bond
ZAR 6,160,000	6.25%, 03/31/2036	212,479
5,221,770	6.50%, 02/28/2041	172,157
3,695,000	8.00%, 01/31/2030	172,472
22,755,000	8.25%, 03/31/2032	1,020,019
7,765,000	8.50%, 01/31/2037	325,036
4,588,000	8.75%, 01/31/2044	189,365
10,380,000	8.88%, 02/28/2035	460,435
3,499,000	9.00%, 01/31/2040	149,932
1,425,000	10.50%, 12/21/2026	80,905
		2,782,800
	Supranational - 0.7%
14,700,000	Asian Development Bank 0.00%, 04/30/2040(3)	125,678
MXN 7,000,000	European Bank For Reconstruction & Development 0.00%, 01/19/2032(3)	147,379
TRY 1,000,000	International Finance Corp. 0.00%, 05/09/2027(3)	10,477
		283,534
	Thailand - 4.4%
	Thailand Government Bond
THB 3,895,000	1.59%, 12/17/2035	80,676
7,352,000	1.60%, 12/17/2029	176,309
2,065,000	1.60%, 06/17/2035	43,110
5,830,000	2.00%, 12/17/2031	139,308
3,805,000	2.00%, 06/17/2042	73,467
14,930,000	2.13%, 12/17/2026	385,387
6,450,000	2.88%, 12/17/2028	169,421
5,830,000	3.30%, 06/17/2038	143,243
8,205,000	3.40%, 06/17/2036	209,162
6,475,000	3.65%, 06/20/2031	176,556
2,970,000	3.78%, 06/25/2032	81,492
1,770,000	4.88%, 06/22/2029	51,667
		1,729,798
	Uruguay - 0.1%
UYU 1,245,000	Uruguay Government International Bond 8.50%, 03/15/2028(1)	27,044
	Total Foreign Government Obligations (cost $28,602,580)	$ 22,991,359
	Total Long-Term Investments (cost $43,491,998)	$ 35,223,570
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 7.4%
	Repurchase Agreements - 6.5%
2,538,517	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $2,538,729; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $2,589,317		$ 2,538,517
	Securities Lending Collateral - 0.9%
55,440	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(9)		55,440
184,800	HSBC US Government Money Market Fund, 3.09%(9)		184,800
55,440	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(9)		55,440
55,440	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(9)		55,440
			351,120
	Total Short-Term Investments (cost $2,889,637)		$ 2,889,637
	Total Investments Excluding Purchased Options (cost $46,381,635)	97.5%	$ 38,113,207
	Total Purchased Options (cost $446,066)	1.1%	$ 412,269
	Total Investments (cost $46,827,701)	98.6%	$ 38,525,476
	Other Assets and Liabilities	1.4%	551,499
	Total Net Assets	100.0%	$ 39,076,975
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $9,454,544, representing 24.2% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $4,821,389, representing 12.3% of net assets.
(3)	Security is a zero-coupon bond.

The accompanying notes are an integral part of these financial statements.
54

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(7)	Investment valued using significant unobservable inputs.
(8)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(9)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
AUD Call/USD Put	BOA	0.68	AUD	12/22/2022	1,510,000	AUD	1,510,000	$ 3,477	$ 9,404	$ (5,927)
AUD Call/USD Put	JPM	0.66	AUD	01/13/2023	695,000	AUD	695,000	5,379	4,727	652
EUR Call/USD Put	MSC	1.01	EUR	01/03/2023	1,961,000	EUR	1,961,000	23,967	17,558	6,409
NZD Call/USD Put	BOA	0.61	NZD	12/22/2022	1,705,000	NZD	1,705,000	5,452	8,696	(3,244)
NZD Call/USD Put	JPM	0.59	NZD	01/13/2023	785,000	NZD	785,000	8,763	4,908	3,855
USD Call/INR Put	JPM	84.53	USD	01/05/2023	472,000	USD	472,000	3,446	2,740	706
USD Call/INR Put	JPM	84.53	USD	01/05/2023	944,000	USD	944,000	6,891	5,480	1,411
USD Call/BRL Put	GSC	5.76	USD	01/24/2023	637,000	USD	637,000	7,580	18,027	(10,447)
USD Call/BRL Put	GSC	6.23	USD	01/26/2023	546,000	USD	546,000	2,238	12,865	(10,627)
USD Call/CLP Put	MSC	971.00	USD	11/29/2022	538,000	USD	538,000	9,415	10,270	(855)
USD Call/CNH Put	MSC	7.16	USD	12/23/2022	198,000	USD	198,000	5,485	2,753	2,732
USD Call/CNH Put	UBS	7.05	USD	01/09/2023	472,000	USD	472,000	18,408	7,486	10,922
USD Call/MXN Put	BOA	20.72	USD	04/20/2023	837,000	USD	837,000	23,213	30,674	(7,461)
USD Call/ZAR Put	MSC	17.59	USD	12/14/2022	762,000	USD	762,000	39,091	24,541	14,550
USD Call/ZAR Put	CBK	18.64	USD	12/14/2022	1,017,000	USD	1,017,000	18,306	12,341	5,965
Total Call								$ 181,111	$ 172,470	$ 8,641
Put
EUR Put/PLN Call	BOA	4.80	EUR	01/11/2023	686,000	EUR	686,000	$ 11,171	$ 4,030	$ 7,141
USD Put/CLP Call	MSC	880.00	USD	12/19/2022	1,265,000	USD	1,265,000	8,009	19,184	(11,175)
USD Put/CLP Call	MSC	930.20	USD	12/22/2022	986,000	USD	986,000	22,974	15,037	7,937
USD Put/CNH Call	MSC	7.16	USD	12/23/2022	198,000	USD	198,000	1,267	2,752	(1,485)
USD Put/CNH Call	UBS	7.05	USD	01/09/2023	472,000	USD	472,000	1,982	7,117	(5,135)
USD Put/COP Call	MSC	4,572.70	USD	01/19/2023	849,000	USD	849,000	7,255	12,183	(4,928)
USD Put/CZK Call	JPM	23.95	USD	01/05/2023	472,000	USD	472,000	2,974	3,958	(984)
USD Put/HUF Call	MSC	405.70	USD	12/22/2022	1,455,000	USD	1,455,000	23,571	19,948	3,623
USD Put/HUF Call	CBK	403.35	USD	01/05/2023	472,000	USD	472,000	7,599	7,547	52
USD Put/HUF Call	JPM	412.02	USD	01/05/2023	936,000	USD	936,000	22,464	14,765	7,699
USD Put/KRW Call	MSC	1,342.00	USD	12/19/2022	1,016,000	USD	1,016,000	1,727	7,242	(5,515)
USD Put/MXN Call	DEUT	19.50	USD	11/23/2022	912,000	USD	912,000	2,189	10,805	(8,616)
USD Put/MXN Call	MSC	19.41	USD	11/28/2022	607,000	USD	607,000	1,335	7,078	(5,743)
USD Put/MXN Call	MSC	19.51	USD	12/15/2022	679,000	USD	679,000	3,463	5,799	(2,336)
USD Put/MXN Call	DEUT	20.64	USD	02/16/2023	578,000	USD	578,000	22,195	20,326	1,869
USD Put/MXN Call	BOA	20.72	USD	04/20/2023	837,000	USD	837,000	33,761	27,584	6,177
USD Put/MXN Call	UBS	19.53	USD	04/25/2023	1,042,000	USD	1,042,000	13,268	12,150	1,118
USD Put/PLN Call	JPM	4.81	USD	01/04/2023	943,000	USD	943,000	23,401	12,174	11,227
USD Put/PLN Call	BOA	4.68	USD	01/05/2023	472,000	USD	472,000	5,900	5,924	(24)
USD Put/PLN Call	CBK	4.54	USD	01/10/2023	833,000	USD	833,000	5,081	11,874	(6,793)
USD Put/PLN Call	MSC	4.52	USD	01/10/2023	833,000	USD	833,000	4,415	11,928	(7,513)
USD Put/ZAR Call	MSC	17.59	USD	12/14/2022	762,000	USD	762,000	4,343	22,399	(18,056)
USD Put/ZAR Call	CBK	16.76	USD	12/14/2022	1,017,000	USD	1,017,000	814	11,792	(10,978)
Total Put								$ 231,158	$ 273,596	$ (42,438)
Total purchased OTC option contracts								$ 412,269	$ 446,066	$ (33,797)
Written option contracts:
Call
AUD Call/USD Put	BOA	0.65	AUD	12/22/2022	(1,510,000)	AUD	(1,510,000)	$ (14,681)	$ (26,967)	$ 12,286
AUD Call/USD Put	JPM	0.63	AUD	01/13/2023	(695,000)	AUD	(695,000)	(16,715)	(13,841)	(2,874)
EUR Call/USD Put	CBK	1.04	EUR	12/15/2022	(1,017,000)	EUR	(1,017,000)	(1,809)	(7,838)	6,029
EUR Call/USD Put	MSC	0.97	EUR	12/27/2022	(198,000)	EUR	(198,000)	(6,085)	(4,476)	(1,609)
EUR Call/USD Put	MSC	0.97	EUR	01/03/2023	(1,961,000)	EUR	(1,961,000)	(73,119)	(49,978)	(23,141)
The accompanying notes are an integral part of these financial statements.
55

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

OTC Option Contracts Outstanding at October 31, 2022 – (continued)
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written – (continued):
Call – (continued):
EUR Call/USD Put	CBK	1.00	EUR	01/09/2023	(481,000)	EUR	(481,000)	$ (8,081)	$ (11,427)	$ 3,346
NZD Call/USD Put	BOA	0.59	NZD	12/22/2022	(1,705,000)	NZD	(1,705,000)	(19,231)	(25,750)	6,519
NZD Call/USD Put	JPM	0.56	NZD	01/13/2023	(785,000)	NZD	(785,000)	(23,185)	(14,311)	(8,874)
USD Call/CLP Put	MSC	892.00	USD	11/29/2022	(538,000)	USD	(538,000)	(34,486)	(23,914)	(10,572)
USD Call/CLP Put	BOA	951.20	USD	12/22/2022	(501,000)	USD	(501,000)	(17,735)	(22,185)	4,450
USD Call/CZK Put	JPM	26.29	USD	01/05/2023	(472,000)	USD	(472,000)	(3,493)	(4,841)	1,348
USD Call/HUF Put	CBK	413.67	USD	12/15/2022	(762,000)	USD	(762,000)	(28,651)	(30,465)	1,814
USD Call/HUF Put	CBK	471.08	USD	01/05/2023	(472,000)	USD	(472,000)	(4,626)	(9,006)	4,380
USD Call/KRW Put	CBK	1,385.50	USD	12/09/2022	(507,000)	USD	(507,000)	(17,187)	(11,101)	(6,086)
USD Call/PLN Put	BOA	5.30	USD	01/05/2023	(472,000)	USD	(472,000)	(3,398)	(7,229)	3,831
USD Call/THB Put	MSC	37.60	USD	01/03/2023	(1,940,000)	USD	(1,940,000)	(40,158)	(40,080)	(78)
USD Call/THB Put	JPM	37.47	USD	04/21/2023	(1,047,000)	USD	(1,047,000)	(27,570)	(28,594)	1,024
Total Call								$ (340,210)	$ (332,003)	$ (8,207)
Puts
EUR Put/PLN Call	BOA	4.99	EUR	01/11/2023	(686,000)	EUR	(686,000)	$ (30,683)	$ (14,509)	$ (16,174)
EUR Put/USD Call	CBK	0.97	EUR	12/15/2022	(1,017,000)	EUR	(1,017,000)	(8,442)	(8,259)	(183)
EUR Put/USD Call	BOA	0.97	EUR	12/22/2022	(762,000)	EUR	(762,000)	(6,853)	(17,822)	10,969
EUR Put/USD Call	MSC	0.97	EUR	12/27/2022	(198,000)	EUR	(198,000)	(1,937)	(4,476)	2,539
EUR Put/USD Call	CBK	1.00	EUR	01/09/2023	(481,000)	EUR	(481,000)	(10,363)	(11,428)	1,065
USD Put/BRL Call	GSC	5.11	USD	01/24/2023	(546,000)	USD	(546,000)	(13,650)	(10,838)	(2,812)
USD Put/BRL Call	GSC	5.11	USD	01/26/2023	(546,000)	USD	(546,000)	(13,650)	(10,811)	(2,839)
USD Put/CLP Call	MSC	944.50	USD	12/19/2022	(1,265,000)	USD	(1,265,000)	(37,711)	(55,942)	18,231
USD Put/CLP Call	MSC	998.80	USD	12/22/2022	(986,000)	USD	(986,000)	(66,062)	(43,650)	(22,412)
USD Put/CLP Call	BOA	951.20	USD	12/22/2022	(501,000)	USD	(501,000)	(17,051)	(19,331)	2,280
USD Put/COP Call	MSC	4,889.50	USD	01/19/2023	(849,000)	USD	(849,000)	(24,262)	(34,648)	10,386
USD Put/HUF Call	CBK	413.67	USD	12/15/2022	(762,000)	USD	(762,000)	(17,450)	(26,922)	9,472
USD Put/HUF Call	MSC	432.45	USD	12/22/2022	(1,455,000)	USD	(1,455,000)	(73,478)	(57,102)	(16,376)
USD Put/HUF Call	JPM	442.31	USD	01/05/2023	(936,000)	USD	(936,000)	(63,648)	(42,034)	(21,614)
USD Put/INR Call	JPM	80.66	USD	01/05/2023	(944,000)	USD	(944,000)	(1,322)	(4,361)	3,039
USD Put/INR Call	JPM	80.66	USD	01/05/2023	(472,000)	USD	(472,000)	(661)	(2,180)	1,519
USD Put/KRW Call	CBK	1,385.50	USD	12/09/2022	(507,000)	USD	(507,000)	(2,636)	(11,100)	8,464
USD Put/KRW Call	MSC	1,394.00	USD	12/19/2022	(1,016,000)	USD	(1,016,000)	(8,534)	(21,925)	13,391
USD Put/MXN Call	UBS	19.50	USD	11/23/2022	(912,000)	USD	(912,000)	(2,371)	(2,043)	(328)
USD Put/MXN Call	UBS	19.41	USD	11/28/2022	(607,000)	USD	(607,000)	(1,445)	(1,196)	(249)
USD Put/MXN Call	DEUT	19.52	USD	02/16/2023	(578,000)	USD	(578,000)	(5,607)	(6,810)	1,203
USD Put/PHP Call	MSC	59.55	USD	01/03/2023	(970,000)	USD	(970,000)	(24,250)	(15,639)	(8,611)
USD Put/PLN Call	JPM	5.10	USD	01/04/2023	(943,000)	USD	(943,000)	(63,110)	(35,305)	(27,805)
USD Put/PLN Call	CBK	4.86	USD	01/10/2023	(833,000)	USD	(833,000)	(26,156)	(35,369)	9,213
USD Put/PLN Call	MSC	4.83	USD	01/10/2023	(833,000)	USD	(833,000)	(23,491)	(35,445)	11,954
USD Put/THB Call	MSC	37.60	USD	01/03/2023	(1,940,000)	USD	(1,940,000)	(26,578)	(40,080)	13,502
USD Put/THB Call	JPM	37.47	USD	04/21/2023	(1,047,000)	USD	(1,047,000)	(28,748)	(28,594)	(154)
Total puts								$ (600,149)	$ (597,819)	$ (2,330)
Total Written Option Contracts OTC option contracts								$ (940,359)	$ (929,822)	$ (10,537)

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-Schatz Future	3	12/08/2022	$ 317,035	$ (556)
U.S. Treasury 2-Year Note Future	6	12/30/2022	1,226,297	(22,153)
U.S. Treasury 5-Year Note Future	18	12/30/2022	1,918,687	(11,572)
U.S. Treasury Ultra Bond Future	3	12/20/2022	382,969	(42,860)
Total				$ (77,141)
Short position contracts:
Euro-BOBL Future	7	12/08/2022	$ 827,847	$ 15,918
The accompanying notes are an integral part of these financial statements.
56

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
Euro-BUND Future	2	12/08/2022	$ 273,627	$ 8,144
U.S. Treasury 10-Year Note Future	34	12/20/2022	3,760,187	179,463
U.S. Treasury 10-Year Ultra Future	3	12/20/2022	347,953	2,510
Total				$ 206,035
Total futures contracts				$ 128,894

OTC Interest Rate Swap Contracts Outstanding at October 31, 2022
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BCLY	BZDIOVRA	11.21% Fixed	BRL	941,411	01/04/2027	At Maturity	$ —	$ —	$ (895)	$ (895)
BCLY	BZDIOVRA	11.78% Fixed	BRL	1,491,425	01/02/2029	At Maturity	—	—	2,638	2,638
BOA	8.59% Fixed	BZDIOVRA	BRL	723,075	01/04/2027	At Maturity	—	—	12,320	12,320
BOA	BZDIOVRA	11.23% Fixed	BRL	986,954	01/04/2027	At Maturity	—	—	(1,049)	(1,049)
BOA	BZDIOVRA	11.97% Fixed	BRL	1,082,478	01/04/2027	At Maturity	—	—	2,571	2,571
GSC	BZDIOVRA	12.03% Fixed	BRL	1,526,352	01/02/2025	At Maturity	—	—	1,153	1,153
JPM	BZDIOVRA	11.23% Fixed	BRL	866,758	01/02/2025	At Maturity	—	—	(2,333)	(2,333)
MSC	BZDIOVRA	7.05% Fixed	BRL	30,391	07/03/2023	At Maturity	—	—	(27)	(27)
MSC	BZDIOVRA	7.95% Fixed	BRL	237,477	01/02/2029	At Maturity	—	—	(5,672)	(5,672)
MSC	BZDIOVRA	8.77% Fixed	BRL	1,064,756	07/01/2024	At Maturity	—	—	(12,390)	(12,390)
MSC	BZDIOVRA	12.55% Fixed	BRL	1,370,157	01/02/2025	At Maturity	—	—	3,088	3,088
MSC	BZDIOVRA	12.78% Fixed	BRL	965,711	01/02/2025	At Maturity	—	—	2,950	2,950
Total OTC interest rate swap contracts							$ —	$ —	$ 2,354	$ 2,354

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1 Mo. CLICP	9.25% Fixed	CLP	963,585,000	12/21/2024	Semi-Annual	$ —	$ —	$ 16,629	$ 16,629
1 Mo. CLICP	9.34% Fixed	CLP	492,165,000	12/21/2024	Semi-Annual	—	—	9,325	9,325
1 Mo. CLICP	9.33% Fixed	CLP	494,910,000	12/21/2024	Semi-Annual	—	—	9,284	9,284
1 Mo. CLICP	9.22% Fixed	CLP	524,265,000	12/21/2024	Semi-Annual	—	—	8,801	8,801
1 Mo. CLICP	9.23% Fixed	CLP	494,150,000	12/21/2024	Semi-Annual	—	—	8,407	8,407
1 Mo. CLICP	9.24% Fixed	CLP	151,515,000	12/21/2024	Semi-Annual	—	—	2,601	2,601
7.11% Fixed	1 Mo. CLICP	CLP	50,440,000	12/21/2027	Semi-Annual	—	—	(946)	(946)
7.04% Fixed	1 Mo. CLICP	CLP	390,305,000	12/21/2027	Semi-Annual	—	—	(6,207)	(6,207)
7.04% Fixed	1 Mo. CLICP	CLP	441,935,000	12/21/2027	Semi-Annual	—	—	(7,028)	(7,028)
7.05% Fixed	1 Mo. CLICP	CLP	475,810,000	12/21/2027	Semi-Annual	—	—	(7,760)	(7,760)
7.11% Fixed	1 Mo. CLICP	CLP	451,075,000	12/21/2027	Semi-Annual	—	—	(8,459)	(8,459)
7.04% Fixed	1 Mo. CLICP	CLP	961,760,000	12/21/2027	Semi-Annual	—	—	(15,294)	(15,294)
1 Mo. CLICP	6.54% Fixed	CLP	120,010,000	12/21/2032	Semi-Annual	—	—	1,598	1,598
1 Mo. CLICP	6.52% Fixed	CLP	120,025,000	12/21/2032	Semi-Annual	—	—	1,429	1,429
1 Mo. CLICP	6.49% Fixed	CLP	129,590,000	12/21/2032	Semi-Annual	—	—	1,322	1,322
1 Mo. CLICP	6.46% Fixed	CLP	141,990,000	12/21/2032	Semi-Annual	—	—	1,169	1,169
1 Mo. CLICP	6.48% Fixed	CLP	120,810,000	12/21/2032	Semi-Annual	—	—	1,122	1,122
1 Mo. CLICP	6.47% Fixed	CLP	122,210,000	12/21/2032	Semi-Annual	—	—	1,087	1,087
1 Mo. CLICP	6.45% Fixed	CLP	63,100,000	12/21/2032	Semi-Annual	—	—	491	491
1 Mo. CLICP	6.39% Fixed	CLP	61,965,000	12/21/2032	Semi-Annual	—	—	210	210
1 Mo. CLICP	6.39% Fixed	CLP	61,970,000	12/21/2032	Semi-Annual	—	—	206	206
1 Mo. CLICP	6.33% Fixed	CLP	134,875,000	12/21/2032	Semi-Annual	—	—	(47)	(47)
1 Mo. MXN TIIE	8.18% Fixed	ZAR	32,900,000	12/21/2024	Quarterly	—	—	7,980	7,980
1 Mo. MXN TIIE	9.26% Fixed	MXN	3,600,000	10/22/2027	Lunar	—	—	(228)	(228)
1 Mo. MXN TIIE	9.18% Fixed	MXN	3,605,000	10/22/2027	Lunar	—	—	(812)	(812)
1 Mo. MXN TIIE	6.42% Fixed	MXN	2,765,000	06/05/2028	Lunar	—	—	(17,325)	(17,325)
8.31% Fixed	1 Mo. MXN TIIE	MXN	11,345,000	02/25/2032	Lunar	—	—	34,683	34,683
9.17% Fixed	1 Mo. MXN TIIE	MXN	3,972,500	10/15/2032	Lunar	—	—	1,439	1,439
9.25% Fixed	1 Mo. MXN TIIE	MXN	3,972,500	10/15/2032	Lunar	—	—	393	393
The accompanying notes are an integral part of these financial statements.
57

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1 Mo. MXN TIIE	9.23% Fixed	ZAR	10,625,000	12/21/2032	Quarterly	$ 157	$ —	$ (15,396)	$ (15,553)
1 Mo. MXN TIIE	8.73% Fixed	MXN	7,446,000	04/25/2042	Lunar	—	—	(23,262)	(23,262)
8.44% Fixed	3M ZAR JIBAR	ZAR	33,890,000	12/21/2027	Quarterly	—	—	13,914	13,914
7.41% Fixed	6M CZK PRIBOR	PLN	540,000	12/21/2027	Annual	—	—	567	567
7.47% Fixed	6M CZK PRIBOR	PLN	710,000	12/21/2027	Annual	—	—	399	399
6M CZK PRIBOR	5.10% Fixed	CZK	29,770,000	12/21/2027	Semi-Annual	—	—	(42,285)	(42,285)
4.59% Fixed	6M CZK PRIBOR	CZK	14,085,000	12/21/2032	Annual	—	—	41,416	41,416
6M HUF BUBOR	11.14% Fixed	HUF	98,470,000	12/21/2027	Annual	—	—	(8,280)	(8,280)
6M WIBOR PLN	8.12% Fixed	PLN	1,980,000	12/21/2024	Annual	—	—	(564)	(564)
6M WIBOR PLN	8.09% Fixed	PLN	1,790,000	12/21/2024	Annual	—	—	(735)	(735)
6M WIBOR PLN	7.33% Fixed	PLN	255,000	12/21/2032	Annual	—	—	(251)	(251)
6M WIBOR PLN	7.27% Fixed	PLN	215,000	12/21/2032	Annual	—	—	(377)	(377)
Total centrally cleared interest rate swaps contracts						$ 157	$ —	$ 9,216	$ 9,059

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
312,000	AUD	215,436	USD	BOA	11/30/2022	$ (15,695)
130,000	AUD	84,420	USD	JPM	12/21/2022	(1,122)
1,190,000	AUD	795,366	USD	UBS	12/21/2022	(32,872)
416,000	AUD	270,816	USD	BOA	12/28/2022	(4,186)
200,000	AUD	125,740	USD	JPM	01/17/2023	2,535
936,000	BRL	172,217	USD	GSC	11/07/2022	8,675
606,000	BRL	117,215	USD	CBK	11/07/2022	(99)
1,327,000	BRL	253,244	USD	DEUT	11/18/2022	2,588
3,327,000	BRL	630,994	USD	GSC	12/02/2022	8,450
23,300,000	BRL	4,472,772	USD	CBK	12/02/2022	5,453
466,000	BRL	87,635	USD	MSC	12/02/2022	1,929
2,020,000	BRL	387,024	USD	GSC	01/26/2023	(3,222)
1,434,000	BRL	255,524	USD	GSC	01/30/2023	16,699
1,645,000	BRL	281,919	USD	GSC	02/10/2023	29,834
510,000	CAD	372,839	USD	GSC	12/21/2022	1,752
79,000	CAD	59,924	USD	DEUT	12/21/2022	(1,899)
353,000	CAD	256,718	USD	UBS	01/04/2023	2,626
179,009,000	CLP	191,177	USD	UBS	11/03/2022	(1,512)
297,473,000	CLP	327,433	USD	MSC	11/03/2022	(12,252)
326,579,000	CLP	373,233	USD	MSC	12/07/2022	(29,410)
489,710,000	CLP	503,620	USD	BOA	12/21/2022	10,815
351,877,000	CLP	366,672	USD	UBS	12/21/2022	2,971
132,597,000	CLP	137,537	USD	GSC	12/21/2022	1,756
279,032,000	CLP	292,384	USD	SCB	12/21/2022	736
75,200,000	CLP	80,488	USD	DEUT	12/21/2022	(1,491)
369,832,000	CLP	390,577	USD	MSC	12/21/2022	(2,071)
172,320,000	CLP	184,539	USD	CBK	12/21/2022	(3,518)
289,123,000	CLP	289,470	USD	MSC	12/27/2022	13,965
44,595,000	CLP	46,613	USD	BOA	12/27/2022	189
327,000	CNH	45,478	USD	DEUT	12/21/2022	(768)
852,000	CNH	117,714	USD	CBK	12/21/2022	(1,221)
1,013,000	CNH	140,246	USD	TDB	12/21/2022	(1,740)
1,158,000	CNH	161,407	USD	BOA	12/21/2022	(3,074)
2,407,000	CNH	337,362	USD	CIBC	12/21/2022	(8,255)
4,014,000	CNH	558,658	USD	GSC	12/21/2022	(9,828)
1,997,000	CNH	285,761	USD	BCLY	12/21/2022	(12,712)
8,238,000	CNH	1,143,106	USD	MSC	12/21/2022	(16,733)
28,825,912	CNH	4,138,313	USD	BNP	12/21/2022	(196,977)
1,051,919,000	COP	233,604	USD	MSC	12/16/2022	(22,357)
180,700,000	COP	36,191	USD	GSC	12/21/2022	67
342,900,000	COP	72,695	USD	BCLY	12/21/2022	(3,891)
526,100,000	COP	117,381	USD	UBS	12/21/2022	(11,818)
2,334,448,000	COP	512,633	USD	BNP	12/21/2022	(44,221)
1,277,002,000	COP	261,172	USD	MSC	01/23/2023	(6,617)
3,219,000	CZK	129,277	USD	JPM	11/07/2022	613
The accompanying notes are an integral part of these financial statements.
58

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,089,000	CZK	125,215	USD	BNP	11/07/2022	$ (570)
5,100,000	CZK	202,846	USD	GSC	12/21/2022	2,391
1,460,000	CZK	58,365	USD	JPM	12/21/2022	389
1,190,000	CZK	47,577	USD	BNP	12/21/2022	312
22,462,000	CZK	904,048	USD	MSC	12/21/2022	(121)
11,330,000	EGP	527,713	USD	CBK	12/21/2022	(65,632)
822,000	EUR	794,874	USD	BOA	11/02/2022	17,578
452,000	EUR	456,158	USD	MSC	12/01/2022	(8,469)
477,000	EUR	462,356	USD	MSC	12/16/2022	10,872
43,000	EUR	43,271	USD	BOA	12/16/2022	(611)
47,000	EUR	47,235	USD	CBK	12/19/2022	(591)
488,000	EUR	478,542	USD	SCB	12/21/2022	5,865
1,158,000	EUR	1,146,191	USD	BNP	12/21/2022	3,282
471,000	EUR	464,278	USD	UBS	12/21/2022	3,253
139,000	EUR	136,268	USD	JPM	12/21/2022	1,709
127,000	EUR	125,306	USD	BMO	12/21/2022	758
315,000	EUR	312,251	USD	BCLY	12/21/2022	430
112,000	EUR	110,946	USD	GSC	12/21/2022	229
236,000	EUR	234,521	USD	CBK	12/21/2022	(259)
846,000	EUR	840,432	USD	MSC	12/21/2022	(663)
202,000	EUR	202,406	USD	SSG	12/21/2022	(1,894)
928,000	EUR	927,948	USD	BOA	12/21/2022	(6,782)
2,356,000	EUR	2,374,949	USD	DEUT	12/21/2022	(36,298)
39,000	EUR	38,062	USD	BOA	12/22/2022	655
52,000	EUR	52,336	USD	SCB	12/22/2022	(713)
570,000	EUR	550,278	USD	MSC	01/05/2023	16,290
19,000	EUR	18,947	USD	CBK	01/06/2023	(60)
93,000	GBP	100,145	USD	GSC	12/21/2022	6,706
112,000	GBP	126,631	USD	CBK	12/21/2022	2,051
29,000	GBP	32,663	USD	MSC	12/21/2022	657
106,241,000	HUF	249,135	USD	CBK	11/07/2022	6,752
71,679,000	HUF	176,267	USD	GSC	11/21/2022	(4,392)
19,613,000	HUF	47,190	USD	CBK	12/19/2022	(530)
488,118,000	HUF	1,146,070	USD	BOA	12/21/2022	14,558
81,260,000	HUF	189,886	USD	JPM	12/21/2022	3,330
82,235,000	HUF	201,476	USD	DEUT	12/21/2022	(5,942)
252,426,000	HUF	611,217	USD	UBS	12/21/2022	(11,009)
360,948,000	HUF	873,009	USD	BNP	12/21/2022	(14,760)
187,959,000	HUF	434,638	USD	MSC	12/27/2022	11,577
129,195,000	HUF	292,092	USD	JPM	01/09/2023	13,454
1,118,000,000	IDR	71,456	USD	JPM	12/21/2022	(34)
1,925,000,000	IDR	123,540	USD	BNP	12/21/2022	(565)
1,790,000,000	IDR	114,947	USD	BCLY	12/21/2022	(596)
4,432,000,000	IDR	291,129	USD	GSC	12/21/2022	(7,997)
5,024,000,000	IDR	331,782	USD	MSC	12/21/2022	(10,831)
32,381,467,000	IDR	2,159,136	USD	CBK	12/21/2022	(90,495)
48,226,000	INR	599,581	USD	UBS	11/07/2022	(17,451)
19,607,000	INR	244,020	USD	JPM	11/18/2022	(7,670)
17,960,000	INR	216,466	USD	MSC	12/21/2022	(862)
8,620,000	INR	104,767	USD	JPM	12/21/2022	(1,287)
22,600,000	INR	275,016	USD	UBS	12/21/2022	(3,711)
19,157,000	INR	238,627	USD	GSC	12/21/2022	(8,654)
34,639,000	INR	419,511	USD	MSC	01/05/2023	(4,377)
51,653,000	INR	626,819	USD	JPM	01/09/2023	(8,050)
408,392,000	KRW	323,364	USD	MSC	11/04/2022	(37,012)
370,906,000	KRW	283,459	USD	MSC	11/07/2022	(23,630)
382,266,000	KRW	284,318	USD	MSC	11/30/2022	(16,462)
71,292,000	KRW	51,456	USD	CBK	12/13/2022	(1,472)
313,524,000	KRW	220,365	USD	JPM	12/21/2022	(473)
87,366,000	KRW	63,391	USD	DEUT	12/21/2022	(2,117)
450,060,000	KRW	318,808	USD	BCLY	12/21/2022	(3,157)
996,156,000	KRW	708,004	USD	MSC	12/21/2022	(9,346)
3,027,000	MXN	151,038	USD	UBS	11/28/2022	920
1,668,000	MXN	83,196	USD	UBS	11/30/2022	506
29,449,000	MXN	1,437,855	USD	CBK	12/21/2022	34,696
The accompanying notes are an integral part of these financial statements.
59

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
11,206,000	MXN	553,004	USD	UBS	12/21/2022	$ 7,335
5,610,000	MXN	275,328	USD	BNP	12/21/2022	5,191
8,380,000	MXN	414,390	USD	GSC	12/21/2022	4,638
3,802,000	MXN	186,483	USD	BOA	12/21/2022	3,630
2,510,000	MXN	123,677	USD	SSG	12/21/2022	1,832
1,080,000	MXN	53,134	USD	DEUT	12/21/2022	870
250,000	MYR	53,056	USD	DEUT	12/21/2022	(165)
193,000	MYR	41,025	USD	SCB	12/21/2022	(192)
6,703,000	MYR	1,464,304	USD	BNP	12/21/2022	(46,180)
379,000	NZD	232,706	USD	BOA	11/30/2022	(12,246)
270,000	NZD	155,943	USD	BOA	12/21/2022	1,161
7,000	NZD	4,124	USD	MSC	12/21/2022	(51)
483,000	NZD	283,279	USD	BOA	12/28/2022	(2,208)
223,000	NZD	124,880	USD	JPM	01/17/2023	4,931
206,000	PEN	51,304	USD	GSC	12/21/2022	94
846,000	PEN	211,411	USD	CBK	12/21/2022	(329)
33,095,000	PHP	585,234	USD	JPM	12/02/2022	(17,077)
22,216,000	PHP	375,798	USD	JPM	12/21/2022	4,994
10,850,000	PHP	185,050	USD	BCLY	12/21/2022	924
2,420,000	PHP	40,839	USD	CBK	12/21/2022	641
2,230,000	PHP	38,174	USD	BNP	12/21/2022	49
31,611,000	PHP	530,831	USD	MSC	01/04/2023	10,386
1,409,000	PLN	287,610	USD	BOA	11/17/2022	6,935
861,000	PLN	182,997	USD	GSC	11/21/2022	(3,106)
1,135,000	PLN	226,317	USD	GSC	12/21/2022	9,137
1,542,000	PLN	315,406	USD	MSC	12/21/2022	4,481
631,000	PLN	128,377	USD	BMO	12/21/2022	2,523
955,000	PLN	196,956	USD	BOA	12/21/2022	1,157
120,000	PLN	24,560	USD	UBS	12/21/2022	334
625,000	PLN	132,067	USD	DEUT	12/21/2022	(2,412)
10,401,000	PLN	2,165,609	USD	BNP	12/21/2022	(7,933)
598,000	PLN	125,665	USD	CBK	12/22/2022	(1,645)
1,483,000	PLN	290,893	USD	JPM	01/09/2023	15,558
1,353,000	PLN	278,344	USD	CBK	01/12/2023	1,116
1,261,000	PLN	260,861	USD	MSC	01/12/2023	(404)
1,342,000	PLN	263,153	USD	BOA	01/13/2023	13,993
6,691,000	RON	1,354,435	USD	GSC	12/21/2022	(14,164)
3,303,000	RSD	27,982	USD	CBK	12/21/2022	(173)
3,010,000	RUB	47,968	USD	GSC	11/21/2022	69
6,482,000	RUB	100,496	USD	UBS	11/30/2022	2,521
3,945,000	RUB	57,591	USD	UBS	02/27/2023	(1,226)
4,941,000	RUB	69,250	USD	GSC	02/28/2023	1,284
1,540,000	RUB	22,449	USD	UBS	02/28/2023	(465)
2,356,000	RUB	33,129	USD	GSC	03/02/2023	446
1,400,000	RUB	19,732	USD	JPM	03/02/2023	218
3,756,000	RUB	52,716	USD	JPM	03/06/2023	622
2,720,000	RUB	38,095	USD	JPM	03/09/2023	431
4,720,000	RUB	64,157	USD	GSC	03/13/2023	2,466
1,970,000	RUB	27,514	USD	JPM	03/13/2023	293
10,870,000	RUB	147,750	USD	GSC	03/21/2023	4,628
1,320,000	RUB	18,405	USD	UBS	03/21/2023	99
5,240,000	RUB	72,930	USD	UBS	03/23/2023	400
5,440,000	RUB	75,451	USD	UBS	03/27/2023	418
355,000	SGD	249,403	USD	JPM	12/21/2022	1,453
275,000	SGD	195,277	USD	MSC	12/21/2022	(952)
21,840,000	THB	595,745	USD	JPM	11/02/2022	(21,838)
34,088,000	THB	900,784	USD	JPM	12/19/2022	(1,083)
35,322,000	THB	929,859	USD	GSC	12/21/2022	2,626
77,481,000	THB	2,095,655	USD	CBK	12/21/2022	(50,189)
126,442,000	THB	3,400,487	USD	JPM	12/21/2022	(62,470)
6,450,000	THB	171,451	USD	MSC	01/05/2023	(918)
2,075,000	THB	55,238	USD	JPM	04/25/2023	190
7,450,000	TRY	395,719	USD	GSC	11/14/2022	943
1,688,000	TRY	82,786	USD	BOA	11/21/2022	6,594
3,491,500	TRY	175,037	USD	BCLY	12/21/2022	5,024
The accompanying notes are an integral part of these financial statements.
60

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
4,960,000	TRY	253,093	USD	GSC	12/21/2022	$ 2,701
4,570,000	UYU	109,043	USD	JPM	12/21/2022	2,407
1,589,000	UYU	38,289	USD	CBK	12/21/2022	462
634,000	ZAR	34,141	USD	SCB	12/21/2022	235
308,000	ZAR	16,705	USD	BNP	12/21/2022	(5)
302,000	ZAR	16,461	USD	WEST	12/21/2022	(86)
1,900,000	ZAR	106,370	USD	JPM	12/21/2022	(3,350)
7,729,000	ZAR	428,752	USD	MSC	12/21/2022	(9,679)
5,910,000	ZAR	333,889	USD	BOA	12/21/2022	(13,444)
20,231,000	ZAR	1,113,233	USD	GSC	12/21/2022	(16,288)
22,002,000	ZAR	1,254,626	USD	UBS	12/21/2022	(61,656)
82,639	USD	127,000	AUD	BOA	11/30/2022	1,334
877,576	USD	1,313,000	AUD	UBS	12/21/2022	36,269
130,955	USD	196,000	AUD	CBK	12/21/2022	5,368
100,886	USD	155,000	AUD	BOA	12/21/2022	1,570
104,032	USD	160,000	AUD	MSC	12/21/2022	1,512
292,239	USD	1,542,000	BRL	GSC	11/07/2022	(5,769)
249,601	USD	1,345,000	BRL	DEUT	11/18/2022	(9,701)
62,072	USD	335,000	BRL	MSC	12/02/2022	(2,315)
84,034	USD	450,000	BRL	JPM	12/02/2022	(2,456)
204,017	USD	1,095,000	BRL	DEUT	12/02/2022	(6,440)
209,854	USD	1,150,000	BRL	GSC	12/02/2022	(11,174)
407,230	USD	2,180,000	BRL	BNP	12/02/2022	(11,764)
1,034,264	USD	5,444,000	BRL	CBK	12/02/2022	(12,066)
427,228	USD	2,181,000	BRL	GSC	02/10/2023	13,894
33,096	USD	44,000	CAD	TDB	12/21/2022	778
168,561	USD	230,000	CAD	JPM	12/21/2022	(373)
186,790	USD	255,000	CAD	UBS	12/21/2022	(506)
72,303	USD	100,000	CAD	DEUT	12/21/2022	(1,146)
227,697	USD	311,000	CAD	UBS	01/04/2023	(790)
187,444	USD	179,009,000	CLP	UBS	11/03/2022	(2,221)
311,141	USD	297,473,000	CLP	MSC	11/03/2022	(4,041)
122,293	USD	109,085,000	CLP	MSC	12/01/2022	7,339
239,785	USD	225,758,000	CLP	MSC	12/07/2022	2,107
259,435	USD	244,203,000	CLP	CBK	12/21/2022	2,901
145,528	USD	137,792,000	CLP	UBS	12/21/2022	779
31,336	USD	30,200,000	CLP	BNP	12/21/2022	(389)
97,448	USD	97,400,000	CLP	MSC	12/21/2022	(4,870)
240,627	USD	236,000,000	CLP	GSC	12/21/2022	(7,289)
517,488	USD	506,700,000	CLP	BOA	12/21/2022	(14,796)
516,962	USD	3,703,000	CNH	MSC	12/16/2022	10,820
79,116	USD	551,000	CNH	BOA	12/16/2022	3,802
1,045,198	USD	7,408,000	CNH	MSC	12/21/2022	32,311
1,152,581	USD	8,246,000	CNH	SCB	12/21/2022	25,115
1,457,088	USD	10,491,000	CNH	GSC	12/21/2022	22,664
451,365	USD	3,193,000	CNH	JPM	12/21/2022	14,789
208,347	USD	1,507,000	CNH	MSC	12/29/2022	2,190
43,657	USD	308,000	CNH	UBS	01/11/2023	1,489
95,491	USD	463,838,000	COP	MSC	12/16/2022	2,343
504,823	USD	2,278,073,000	COP	MSC	12/21/2022	47,724
386,549	USD	1,834,947,000	COP	BNP	12/21/2022	18,363
182,097	USD	874,200,000	COP	CBK	12/21/2022	6,687
94,318	USD	440,700,000	COP	GSC	12/21/2022	5,891
257,775	USD	6,308,000	CZK	CBK	11/07/2022	3,239
155,150	USD	3,859,000	CZK	BNP	12/21/2022	(146)
243,350	USD	6,070,000	CZK	MSC	12/21/2022	(920)
215,024	USD	5,420,000	CZK	CBK	12/21/2022	(3,090)
95,280	USD	2,470,000	CZK	GSC	12/21/2022	(4,118)
207,046	USD	5,172,000	CZK	JPM	01/09/2023	(897)
99,444	USD	2,180,000	EGP	GSC	12/21/2022	10,536
53,704	USD	1,160,000	EGP	CBK	12/21/2022	6,394
834,310	USD	822,000	EUR	BOA	11/02/2022	21,859
193,302	USD	201,000	EUR	MSC	12/01/2022	(5,781)
3,256,077	USD	3,241,000	EUR	DEUT	12/21/2022	38,943
955,002	USD	954,000	EUR	BOA	12/21/2022	8,027
The accompanying notes are an integral part of these financial statements.
61

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
431,837	USD	429,000	EUR	WEST	12/21/2022	$ 5,996
35,084	USD	35,000	EUR	MSC	12/21/2022	342
44,745	USD	45,000	EUR	SCB	12/21/2022	76
132,168	USD	135,000	EUR	BCLY	12/21/2022	(1,839)
104,015	USD	108,000	EUR	UBS	12/21/2022	(3,190)
526,237	USD	536,000	EUR	GSC	12/21/2022	(5,816)
256,196	USD	265,000	EUR	JPM	12/21/2022	(6,852)
1,162,601	USD	1,180,000	EUR	BNP	12/21/2022	(8,710)
708,240	USD	724,000	EUR	CBK	12/21/2022	(10,429)
125,954	USD	125,000	EUR	CBK	12/22/2022	1,861
342,692	USD	353,000	EUR	BOA	12/27/2022	(7,939)
410,291	USD	410,000	EUR	MSC	12/29/2022	2,953
263,217	USD	269,000	EUR	BOA	01/13/2023	(4,320)
313,205	USD	272,000	GBP	TDB	12/21/2022	693
49,447	USD	43,000	GBP	BCLY	12/21/2022	42
44,713	USD	40,000	GBP	MSC	12/21/2022	(1,245)
119,208	USD	108,000	GBP	JPM	12/21/2022	(4,878)
257,689	USD	102,006,000	HUF	CBK	11/07/2022	12,002
10,201	USD	4,235,000	HUF	DEUT	11/07/2022	1
74,979	USD	32,841,000	HUF	JPM	11/21/2022	(3,768)
62,986	USD	25,300,000	HUF	GSC	12/21/2022	2,828
64,252	USD	27,100,000	HUF	CBK	12/21/2022	(186)
374,643	USD	158,500,000	HUF	BNP	12/21/2022	(2,232)
1,763,268	USD	770,189,000	HUF	UBS	12/21/2022	(68,057)
214,511	USD	92,862,000	HUF	CBK	01/09/2023	(5,107)
358,362	USD	5,470,000,000	IDR	CBK	12/21/2022	8,920
255,899	USD	3,935,000,000	IDR	GSC	12/21/2022	4,518
165,882	USD	2,537,000,000	IDR	BCLY	12/21/2022	3,810
102,917	USD	1,572,000,000	IDR	MSC	12/21/2022	2,492
303,382	USD	4,715,000,000	IDR	BNP	12/21/2022	2,172
589,272	USD	48,226,000	INR	JPM	11/07/2022	7,141
256,191	USD	20,991,000	INR	JPM	11/18/2022	3,158
773,194	USD	64,210,000	INR	JPM	12/21/2022	2,373
117,942	USD	9,775,000	INR	UBS	12/21/2022	596
96,013	USD	7,960,000	INR	DEUT	12/21/2022	456
68,682	USD	5,700,000	INR	GSC	12/21/2022	256
319,971	USD	26,708,000	INR	MSC	01/05/2023	(113)
178,890	USD	228,890,000	KRW	MSC	11/04/2022	18,400
126,099	USD	179,502,000	KRW	JPM	11/04/2022	238
170,533	USD	236,884,000	KRW	MSC	11/07/2022	4,589
94,150	USD	134,022,000	KRW	JPM	11/07/2022	264
73,014	USD	101,854,000	KRW	MSC	11/30/2022	1,644
746,063	USD	1,029,380,000	KRW	CBK	12/21/2022	24,103
123,711	USD	172,620,000	KRW	SCB	12/21/2022	2,643
129,915	USD	183,570,000	KRW	DEUT	12/21/2022	1,168
244,240	USD	347,810,000	KRW	MSC	12/21/2022	303
178,674	USD	255,350,000	KRW	UBS	12/21/2022	(417)
83,927	USD	120,880,000	KRW	BCLY	12/21/2022	(853)
245,637	USD	5,053,000	MXN	DEUT	11/28/2022	(8,028)
160,664	USD	3,292,000	MXN	MSC	11/30/2022	(4,533)
183,119	USD	3,710,000	MXN	MSC	12/19/2022	(2,456)
255,049	USD	5,102,000	MXN	RBC	12/21/2022	(69)
175,931	USD	3,531,000	MXN	TDB	12/21/2022	(631)
28,064	USD	580,000	MXN	BNP	12/21/2022	(938)
151,353	USD	3,058,000	MXN	DEUT	12/21/2022	(1,558)
169,390	USD	3,420,000	MXN	MSC	12/21/2022	(1,622)
370,930	USD	7,495,000	MXN	JPM	12/21/2022	(3,847)
841,279	USD	17,053,000	MXN	GSC	12/21/2022	(11,430)
176,739	USD	3,647,000	MXN	DEUT	02/21/2023	(3,531)
130,945	USD	2,723,000	MXN	BOA	04/24/2023	(2,093)
286,192	USD	5,900,000	MXN	UBS	04/27/2023	(1,904)
492,140	USD	2,260,000	MYR	DEUT	12/21/2022	14,002
217,232	USD	1,004,000	MYR	BNP	12/21/2022	4,820
79,275	USD	370,000	MYR	SCB	12/21/2022	996
114,270	USD	195,000	NZD	BOA	11/30/2022	841
The accompanying notes are an integral part of these financial statements.
62

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
269,701	USD	453,000	NZD	TDB	12/21/2022	$ 6,115
91,319	USD	155,000	NZD	MSC	12/21/2022	1,130
61,485	USD	105,000	NZD	BOA	12/21/2022	389
75,256	USD	130,000	NZD	JPM	12/21/2022	(387)
72,398	USD	130,000	NZD	BNP	12/21/2022	(3,245)
452,939	USD	1,781,000	PEN	MSC	12/21/2022	8,571
122,713	USD	490,000	PEN	CBK	12/21/2022	455
66,886	USD	3,973,000	PHP	MSC	12/02/2022	(1,321)
951,739	USD	54,881,000	PHP	GSC	12/21/2022	11,054
102,058	USD	5,900,000	PHP	MSC	12/21/2022	930
176,112	USD	10,410,000	PHP	CBK	12/21/2022	(2,320)
244,024	USD	1,123,000	PLN	BOA	11/17/2022	9,267
54,886	USD	278,000	PLN	JPM	11/21/2022	(3,197)
29,256	USD	145,000	PLN	GSC	12/21/2022	(824)
420,646	USD	2,035,000	PLN	MSC	12/21/2022	(1,512)
83,676	USD	415,000	PLN	JPM	12/21/2022	(2,415)
219,039	USD	1,075,000	PLN	BCLY	12/21/2022	(3,968)
310,698	USD	1,560,000	PLN	BOA	12/21/2022	(12,922)
334,176	USD	1,677,000	PLN	BNP	12/21/2022	(13,716)
643,457	USD	3,220,000	PLN	UBS	12/21/2022	(24,529)
38,682	USD	196,000	PLN	BOA	12/22/2022	(1,966)
206,792	USD	1,023,000	PLN	BOA	01/10/2023	(4,571)
98,304	USD	480,000	RON	BCLY	12/21/2022	2,156
29,668	USD	150,000	RON	UBS	12/21/2022	(378)
66,124	USD	345,000	RON	MSC	12/21/2022	(2,983)
309,330	USD	1,595,000	RON	GSC	12/21/2022	(10,163)
47,968	USD	3,010,000	RUB	GSC	11/21/2022	(69)
99,800	USD	6,482,000	RUB	UBS	11/30/2022	(3,217)
58,229	USD	3,945,000	RUB	GSC	02/27/2023	1,864
96,157	USD	6,481,000	RUB	UBS	02/28/2023	3,640
54,672	USD	3,756,000	RUB	GSC	03/02/2023	1,148
53,966	USD	3,756,000	RUB	GSC	03/06/2023	627
38,202	USD	2,720,000	RUB	GSC	03/09/2023	(324)
94,894	USD	6,690,000	RUB	UBS	03/13/2023	464
176,029	USD	12,190,000	RUB	GSC	03/21/2023	5,148
77,343	USD	5,240,000	RUB	UBS	03/23/2023	4,014
78,273	USD	5,440,000	RUB	GSC	03/27/2023	2,405
149,482	USD	210,000	SGD	BNP	12/21/2022	1,088
145,861	USD	205,000	SGD	MSC	12/21/2022	1,001
174,537	USD	6,601,000	THB	MSC	11/02/2022	1,078
2,163,259	USD	81,190,000	THB	JPM	12/21/2022	19,876
1,211,652	USD	45,540,000	THB	GSC	12/21/2022	9,416
582,052	USD	21,780,000	THB	ANZ	12/21/2022	7,068
1,019,715	USD	38,390,000	THB	CBK	12/21/2022	6,234
284,070	USD	10,610,000	THB	SCB	12/21/2022	3,970
71,999	USD	2,730,000	THB	UBS	12/21/2022	(72)
340,291	USD	12,970,000	THB	MSC	12/21/2022	(2,112)
127,860	USD	2,500,000	TRY	BOA	11/14/2022	(5,249)
38,531	USD	766,000	TRY	BOA	11/21/2022	(2,029)
541,864	USD	10,840,000	TRY	BCLY	12/21/2022	(17,170)
54,989	USD	970,000	ZAR	MSC	12/19/2022	2,386
54,895	USD	970,000	ZAR	CBK	12/19/2022	2,293
575,791	USD	10,285,000	ZAR	MSC	12/21/2022	18,129
607,853	USD	10,940,000	ZAR	GSC	12/21/2022	14,676
114,935	USD	2,080,000	ZAR	BOA	12/21/2022	2,155
50,397	USD	899,000	ZAR	CBK	12/21/2022	1,652
87,958	USD	1,610,000	ZAR	DEUT	12/21/2022	662
409,398	USD	7,542,000	ZAR	UBS	12/21/2022	463
31,729	USD	583,000	ZAR	WEST	12/21/2022	118
Total foreign currency contracts						$ (574,659)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
63

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 12,232,211	$ —	$ 12,232,211	$ —
Foreign Government Obligations	22,991,359	—	22,991,359	—
Short-Term Investments	2,889,637	351,120	2,538,517	—
Purchased Options	412,269	—	412,269	—
Foreign Currency Contracts(2)	1,054,689	—	1,054,689	—
Futures Contracts(2)	206,035	206,035	—	—
Swaps - Interest Rate(2)	189,192	—	189,192	—
Total	$ 39,975,392	$ 557,155	$ 39,418,237	$ —
Liabilities
Foreign Currency Contracts(2)	$ (1,629,348)	$ —	$ (1,629,348)	$ —
Futures Contracts(2)	(77,141)	(77,141)	—	—
Swaps - Interest Rate(2)	(177,779)	—	(177,779)	—
Written Options	(940,359)	—	(940,359)	—
Total	$ (2,824,627)	$ (77,141)	$ (2,747,486)	$ —

(1)	For the year ended October 31, 2022, investments valued at $244,126 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
64

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.4%
	Airlines - 0.2%
$ 5,275,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 3,906,137
	Internet - 0.2%
GBP 3,500,000	Trainline plc 1.00%, 01/14/2026(1)	3,316,040
	Total Convertible Bonds (cost $9,660,971)	$ 7,222,177
CORPORATE BONDS - 5.3%
	Commercial Banks - 1.3%
$ 13,325,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(2)(3)(4)	$ 11,193,000
	Freedom Mortgage Corp.
6,550,000	8.13%, 11/15/2024(2)	5,762,363
6,464,000	8.25%, 04/15/2025(2)	5,532,946
		22,488,309
	Commercial Services - 0.4%
EUR 2,025,000	Verisure Holding AB 3.25%, 02/15/2027(1)	1,699,724
$ 9,805,000	WW International, Inc. 4.50%, 04/15/2029(2)	5,379,967
		7,079,691
	Diversified Financial Services - 0.5%
2,125,000	Credit Acceptance Corp. 5.13%, 12/31/2024(2)	1,996,862
9,615,000	Home Point Capital, Inc. 5.00%, 02/01/2026(2)	5,684,869
5,385,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(2)	468,495
	United Wholesale Mortgage LLC
975,000	5.50%, 11/15/2025(2)	875,335
490,000	5.75%, 06/15/2027(2)	399,120
		9,424,681
	Electrical Components & Equipment - 0.1%
EUR 2,770,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(2)	1,991,964
	Entertainment - 0.1%
1,900,000	Banijay Group SAS 6.50%, 03/01/2026(1)	1,736,849
$ 875,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(2)	854,682
		2,591,531
	Insurance - 0.2%
3,050,000	Acrisure LLC / Acrisure Finance, Inc. 10.13%, 08/01/2026(2)	3,022,603
	Internet - 0.4%
	NortonLifeLock, Inc.
2,530,000	6.75%, 09/30/2027(2)	2,503,764
1,305,000	7.13%, 09/30/2030(2)	1,283,794
	United Group B.V.
EUR 2,240,000	5.25%, 02/01/2030(2)	1,571,712
1,895,000	6.52%, 02/01/2029, 3 mo. EURIBOR + 4.875%(2)(5)	1,538,825
		6,898,095
	IT Services - 0.1%
$ 1,125,000	Condor Merger Sub, Inc. 7.38%, 02/15/2030(2)	930,460
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 5.3% - (continued)
	Leisure Time - 0.4%
	Carnival Corp.
$ 5,665,000	7.63%, 03/01/2026(2)	$ 4,259,797
3,975,000	10.50%, 06/01/2030(2)	3,083,328
		7,343,125
	Lodging - 0.1%
2,800,000	Wynn Macau Ltd. 5.13%, 12/15/2029(2)	1,694,000
	Machinery-Diversified - 0.1%
3,285,000	OT Merger Corp. 7.88%, 10/15/2029(2)	2,110,612
	Mining - 0.1%
EUR 1,250,000	Constellium SE 3.13%, 07/15/2029(2)	913,271
	Pharmaceuticals - 0.2%
3,825,000	Teva Pharmaceutical Finance Netherlands B.V. 4.50%, 03/01/2025	3,631,953
	Real Estate - 0.1%
	CIFI Holdings Group Co., Ltd.
$ 900,000	4.38%, 04/12/2027(1)	56,475
2,725,000	4.45%, 08/17/2026(1)	183,335
2,325,000	5.95%, 10/20/2025(1)	155,554
	Country Garden Holdings Co., Ltd.
1,750,000	3.30%, 01/12/2031(1)	124,474
2,385,000	4.80%, 08/06/2030(1)	171,769
1,125,000	5.13%, 01/14/2027(1)	90,523
1,750,000	5.63%, 01/14/2030(1)	126,203
1,350,000	Times China Holdings Ltd. 6.75%, 07/08/2025(1)	90,434
4,625,000	Yuzhou Group Holdings Co., Ltd. 8.50%, 02/26/2024*(1)(6)	133,641
		1,132,408
	Retail - 1.0%
1,820,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(2)(7)	1,205,277
6,980,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026(2)	6,298,162
4,250,000	Michaels Cos., Inc. 7.88%, 05/01/2029(2)	2,354,564
	Staples, Inc.
4,975,000	7.50%, 04/15/2026(2)	4,321,185
3,625,000	10.75%, 04/15/2027(2)	2,627,618
		16,806,806
	Telecommunications - 0.2%
	Altice France S.A.
EUR 1,750,000	4.13%, 01/15/2029(1)	1,332,306
3,095,000	4.25%, 10/15/2029(2)	2,324,561
		3,656,867
	Total Corporate Bonds (cost $131,521,880)	$ 91,716,376
SENIOR FLOATING RATE INTERESTS - 79.3%(8)
	Advertising - 0.4%
$ 1,305,000	ABG Intermediate Holdings 2 LLC 9.83%, 12/20/2029, 1 mo. USD SOFR + 6.000%	$ 1,200,600
5,649,299	Entravision Communications Corp. 6.50%, 11/29/2024, 3 mo. USD LIBOR + 2.750%	5,517,501
		6,718,101
	Aerospace/Defense - 0.3%
4,949,085	TransDigm, Inc. 5.92%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	4,830,406

The accompanying notes are an integral part of these financial statements.
65

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Airlines - 1.9%
$ 3,055,000	Advantage Loyalty IP Ltd. 8.99%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	$ 3,021,181
10,992,450	Air Canada 6.42%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	10,717,639
9,476,250	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	9,661,795
6,270,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	6,320,975
3,188,727	United Airlines, Inc. 8.11%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	3,106,362
		32,827,952
	Apparel - 1.5%
27,161,030	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	26,103,651
	Auto Parts & Equipment - 1.3%
EUR 3,042,023	Clarios Global L.P. 4.38%, 04/30/2026, 1 mo. EURIBOR + 3.250%	2,775,787
	First Brands Group LLC
$ 14,272,987	8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	13,480,836
6,430,000	11.87%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	5,711,962
		21,968,585
	Chemicals - 0.3%
3,880,401	CPC Acquisition Corp. 7.42%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	3,057,756
1,960,000	NIC Acquisition Corp. 11.42%, 12/29/2028, 1 mo. USD LIBOR + 7.750%	1,519,000
		4,576,756
	Commercial Services - 5.9%
10,299,188	Amentum Government Services Holdings LLC 7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	9,947,264
3,303,573	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	3,029,476
	Belron Finance U.S. LLC
4,554,577	5.38%, 04/13/2028, 1 mo. USD LIBOR + 2.500%	4,470,591
3,291,538	6.69%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	3,229,822
EUR 14,300,000	Belron Luxembourg S.a.r.l. 2.77%, 04/13/2028, 3 mo. EURIBOR + 2.500%	13,019,078
	Cast and Crew Payroll LLC
$ 12,495,667	7.25%, 02/09/2026, 1 mo. USD LIBOR + 3.500%	12,263,123
1,985,000	7.48%, 12/29/2028, 1 mo. USD SOFR + 3.750%	1,948,774
8,741,361	MPH Acquisition Holdings LLC 7.32%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	8,106,214
7,284,254	PECF USS Intermediate Holding III Corp. 8.00%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	5,593,287
	Trans Union LLC
4,913,621	5.50%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	4,789,896
2,665,229	6.00%, 12/01/2028, 1 mo. USD LIBOR + 2.250%	2,621,599
EUR 20,760,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	19,019,007
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Commercial Services - 5.9% - (continued)
$ 12,223,850	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	$ 11,958,959
6,100,307	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	3,861,494
		103,858,584
	Construction Materials - 1.8%
5,731,675	Chamberlain Group, Inc. 7.25%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	5,193,299
11,675,000	Oscar AcquisitionCo. LLC 8.15%, 04/29/2029, 1 mo. USD SOFR + 4.500%	10,537,972
4,644,385	Standard Industries, Inc. 6.68%, 09/22/2028, 6 mo. USD LIBOR + 2.500%	4,540,490
3,989,717	Tamko Building Products LLC 6.90%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	3,850,077
8,767,633	Wilsonart LLC 6.93%, 12/31/2026, 1 mo. USD LIBOR + 3.250%	8,113,217
		32,235,055
	Distribution/Wholesale - 0.8%
12,823,983	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	12,540,317
2,143,153	Caldic B.V. 7.84%, 02/28/2029, 1 mo. USD SOFR + 4.000%	1,950,269
		14,490,586
	Diversified Financial Services - 1.4%
	Blackhawk Network Holdings, Inc.
4,516,223	7.08%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	4,327,129
3,010,000	10.94%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	2,799,300
4,572,171	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	4,480,727
13,555,000	Setanta Aircraft Leasing Designated Activity Co. 5.67%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	13,345,982
		24,953,138
	Electronics - 1.1%
19,810,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	19,248,783
	Engineering & Construction - 0.3%
5,931,071	Fluidra S.A. 5.83%, 01/29/2029, 1 mo. USD SOFR + 2.100%	5,690,150
	Entertainment - 5.2%
6,238,703	Cinemark USA, Inc. 5.69%, 03/31/2025, 3 mo. USD LIBOR + 1.750%	5,869,559
	Crown Finance U.S., Inc.
1,336,192	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(9)(10)	1,333,693
EUR 1,734,350	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	518,476
$ 23,794,347	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	7,444,299
15,900,684	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	15,870,950
22,703,529	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	22,637,235
5,221,487	Great Canadian Gaming Corp. 7.60%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	5,062,650
1,831,487	J&J Ventures Gaming LLC 7.67%, 04/26/2028, 1 mo. USD LIBOR + 4.000%	1,725,041

The accompanying notes are an integral part of these financial statements.
66

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Entertainment - 5.2% - (continued)
$ 3,138,300	Maverick Gaming LLC 10.57%, 09/03/2026, 1 mo. USD LIBOR + 7.500%	$ 2,824,470
18,137,646	UFC Holdings LLC 7.11%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	17,706,877
2,645,993	William Morris Endeavor Entertainment LLC 6.51%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	2,569,920
7,345,000	WMG Acquisition Corp. 5.88%, 01/20/2028, 1 mo. USD LIBOR + 2.125%	7,152,194
		90,715,364
	Environmental Control - 0.3%
4,857,318	Filtration Group Corp. 7.25%, 10/21/2028, 1 mo. USD LIBOR + 3.500%	4,681,240
	Food - 1.7%
4,093,106	8th Avenue Food & Provisions, Inc. 7.50%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	3,545,653
EUR 15,370,000	Froneri International Ltd. 3.01%, 01/29/2027, 3 mo. EURIBOR + 2.375%	13,721,039
	U.S. Foods, Inc.
$ 5,689,982	5.75%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	5,575,557
6,301,931	6.50%, 11/22/2028, 3 mo. USD LIBOR + 2.750%	6,193,096
		29,035,345
	Food Service - 0.9%
	Aramark Services, Inc.
2,456,810	5.50%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	2,371,854
13,479,938	6.25%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	13,255,227
		15,627,081
	Healthcare - Products - 2.3%
	Avantor Funding, Inc.
EUR 5,836,125	3.19%, 06/12/2028, 1 mo. EURIBOR + 2.500%	5,604,962
$ 6,204,228	6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	6,074,125
9,989,962	Bausch & Lomb, Inc. 6.62%, 05/10/2027, 1 mo. USD SOFR + 3.250%	9,348,107
5,890,438	Insulet Corp. 7.00%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	5,750,540
3,328,275	Medline Borrower LP 7.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	3,056,455
10,468,829	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	9,951,983
		39,786,172
	Healthcare - Services - 3.0%
10,082,033	ADMI Corp. 7.13%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	8,967,968
EUR 6,810,000	Biogroup-LCD 3.03%, 02/09/2028, 3 mo. EURIBOR + 2.750%	6,019,160
$ 5,648,311	Cano Health LLC 7.83%, 11/23/2027, 1 mo. USD SOFR + 4.000%	4,750,230
4,850,595	Envision Healthcare Corp. 7.50%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	1,321,787
	EyeCare Partners LLC
13,436,500	7.42%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	11,756,938
2,215,000	10.42%, 11/15/2029, 1 mo. USD LIBOR + 6.750%	1,978,726
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Healthcare - Services - 3.0% - (continued)
$ 4,992,763	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	$ 4,936,595
	IQVIA, Inc.
EUR 5,775,000	3.19%, 03/07/2024, 1 mo. EURIBOR + 2.000%	5,621,535
3,116,260	3.19%, 06/11/2025, 1 mo. EURIBOR + 2.000%	2,996,246
$ 4,366,819	Loire Finco Luxembourg S.a.r.l. 6.75%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	4,017,473
	Pediatric Associates Holding Company LLC
116,653	5.12%, 12/29/2028, 1 mo. USD LIBOR + 3.250%(10)	112,571
768,706	7.00%, 12/29/2028, 1 mo. USD LIBOR + 3.250%	741,801
		53,221,030
	Home Builders - 0.8%
	Tecta America Corp.
10,622,125	8.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	10,101,641
3,800,000	12.25%, 04/09/2029, 1 mo. USD LIBOR + 8.500%	3,610,000
		13,711,641
	Home Furnishings - 1.0%
20,414,681	Mattress Firm, Inc. 8.43%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	17,413,723
	Housewares - 0.3%
	Solis IV BV
EUR 2,065,000	4.47%, 02/26/2029, 3 mo. EURIBOR + 4.000%	1,680,199
$ 4,927,650	6.34%, 02/26/2029, 1 mo. USD SOFR + 3.500%	4,076,595
		5,756,794
	Insurance - 6.7%
	Acrisure LLC
23,060,193	7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	21,359,504
1,119,523	8.00%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	1,060,278
	Asurion LLC
3,016,417	6.75%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	2,842,430
1,550,570	7.00%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	1,375,650
5,875,290	7.00%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	5,170,255
8,382,041	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	7,524,977
17,937,700	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	12,567,691
9,640,000	9.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	6,675,700
	Hub International Ltd.
5,455,000	0.00%, 10/31/2029, 1 mo. USD SOFR + 4.000%(9)	5,236,800
18,441,644	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	18,063,222
4,275,378	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	4,194,231

The accompanying notes are an integral part of these financial statements.
67

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Insurance - 6.7% - (continued)
$ 17,784,926	Sedgwick Claims Management Services, Inc. 7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	$ 17,140,222
14,718,034	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	14,524,934
		117,735,894
	Internet - 4.3%
19,298,108	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	16,382,742
	MH Sub LLC
16,472,155	7.50%, 09/13/2024, 3 mo. USD LIBOR + 3.750%	15,833,859
11,062,199	7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	10,635,862
3,695,000	9.98%, 02/23/2029, 1 mo. USD LIBOR + 6.250%	3,376,306
2,150,000	NortonLifeLock, Inc. 5.83%, 09/12/2029, 1 mo. USD LIBOR + 2.000%(9)	2,094,917
9,475,540	Proofpoint, Inc. 6.32%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	9,001,763
3,967,995	Rodan & Fields LLC 7.34%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	1,400,385
27,719,150	Shutterfly, Inc. 8.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	16,822,198
		75,548,032
	IT Services - 0.1%
1,687,199	Surf Holdings LLC 6.67%, 03/05/2027, 3 mo. USD LIBOR + 3.500%	1,648,444
	Leisure Time - 2.8%
	Carnival Corp.
4,549,266	5.88%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	4,260,206
10,858,474	6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	9,928,772
9,214,438	Hayward Industries, Inc. 6.25%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	8,644,340
17,824,697	MajorDrive Holdings LLC 7.13%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	16,379,649
10,565,096	SRAM LLC 6.42%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	10,230,499
		49,443,466
	Lodging - 1.5%
26,953,319	Caesars Resort Collection LLC 6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	26,628,531
	Machinery-Diversified - 0.1%
3,182,376	ASP Blade Holdings, Inc. 7.67%, 10/13/2028, 1 mo. USD LIBOR + 4.000%	2,566,364
	Media - 4.7%
2,098,129	Banijay Entertainment S.A.S 6.88%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	2,036,507
6,773,564	Cable One, Inc. 5.75%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	6,676,228
5,020,603	Charter Communications Operating LLC 5.51%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	4,927,370
	CSC Holdings LLC
12,722,159	5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	12,284,899
3,473,648	5.91%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	3,281,347
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Media - 4.7% - (continued)
$ 14,050,400	DirecTV Financing LLC 8.75%, 08/02/2027, 1 mo. USD LIBOR + 5.000%	$ 13,358,418
3,392,762	E.W. Scripps Co. 6.32%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	3,318,257
EUR 2,400,000	UPC Broadband Holding B.V. 3.36%, 01/31/2029, 3 mo. EURIBOR + 3.000%	2,232,456
$ 8,075,000	UPC Financing Partnership 6.34%, 01/31/2029, 1 mo. USD LIBOR + 2.925%	7,881,200
EUR 8,480,000	Virgin Media Ireland Ltd. 3.86%, 07/15/2029, 3 mo. EURIBOR + 3.500%	7,807,728
GBP 9,500,000	Virgin Media SFA Finance Ltd. 5.47%, 11/15/2027, 1 mo. GBP LIBOR + 3.250%	9,750,663
EUR 9,985,000	Ziggo B.V. 3.76%, 01/31/2029, 3 mo. EURIBOR + 3.000%	9,052,603
		82,607,676
	Miscellaneous Manufacturing - 0.9%
3,995,418	CeramTec AcquiCo GmbH 4.33%, 03/16/2029, 3 mo. EURIBOR + 3.750%	3,594,766
$ 3,500,000	International Textile Group, Inc. 12.74%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	1,295,000
	LTI Holdings, Inc.
9,217,867	7.00%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	8,570,681
2,440,000	10.50%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	2,078,075
		15,538,522
	Oil & Gas Services - 0.0%
12,945,428	PES Holdings LLC 3.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(6)(9)	355,999
	Packaging & Containers - 0.9%
5,867,714	BWAY Holding Co. 6.38%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	5,574,328
4,550,900	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%	4,377,055
	Pretium PKG Holdings, Inc.
4,793,775	7.60%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	4,182,569
1,170,000	10.21%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	971,100
		15,105,052
	Pharmaceuticals - 2.8%
12,491,875	Bausch Health Cos., Inc. 8.62%, 02/01/2027, 1 mo. USD SOFR + 5.250%	9,314,817
3,960,938	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	3,811,769
7,288,721	Gainwell Acquisition Corp. 7.67%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	6,912,113
9,111,250	Horizon Therapeutics USA, Inc. 5.38%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	8,900,598
1,243,950	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	1,229,956
4,404,639	Jazz Financing Lux S.a.r.l. 7.25%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	4,346,850
	Organon & Co.
EUR 3,260,062	3.00%, 06/02/2028, 3 mo. EURIBOR + 3.000%	3,046,170
$ 3,907,506	6.19%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	3,804,933
7,364,566	PetVet Care Centers LLC 7.25%, 02/14/2025, 1 mo. USD LIBOR + 3.500%	6,889,551
		48,256,757

The accompanying notes are an integral part of these financial statements.
68

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Pipelines - 1.3%
$ 1,180,850	BCP Renaissance Parent LLC 6.62%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	$ 1,169,041
5,813,202	Medallion Midland Acquisition LLC 7.42%, 10/18/2028, 1 mo. USD LIBOR + 3.750%	5,726,004
5,523,045	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	5,434,069
10,244,485	Traverse Midstream Partners LLC 7.98%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	10,120,732
		22,449,846
	Retail - 8.3%
26,300,745	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	25,557,749
7,379,878	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	7,194,053
10,105,779	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	9,494,379
2,161,573	Harbor Freight Tools USA, Inc. 6.50%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	2,023,772
7,464,210	IRB Holding Corp. 6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%	7,260,811
14,639,475	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	12,491,132
15,720,000	LSF9 Atlantis Holdings LLC 10.80%, 03/31/2029, 1 mo. USD LIBOR + 7.250%	15,179,704
	Medical Solutions Holdings, Inc.
863,348	3.50%, 11/01/2028, 1 mo. USD LIBOR + 3.500%(10)	830,972
5,366,209	6.38%, 11/01/2028, 1 mo. USD LIBOR + 3.500%	5,164,976
10,148,717	Michaels Cos., Inc. 7.92%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	7,782,848
EUR 2,825,000	Peer Holding B.V. 4.19%, 03/08/2025, 3 mo. EURIBOR + 3.000%	2,660,367
$ 2,713,230	Petco Health and Wellness Co., Inc. 6.92%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	2,597,619
9,455,727	PetSmart, Inc. 7.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	9,081,470
5,885,425	Specialty Building Products Holdings LLC 6.82%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	5,094,601
	SRS Distribution, Inc.
20,311,750	7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	18,839,148
5,210,625	7.33%, 06/02/2028, 1 mo. USD SOFR + 3.500%	4,829,624
9,686,013	Staples, Inc. 7.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	8,415,692
		144,498,917
	Semiconductors - 1.6%
15,875,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	15,775,781
8,975,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	8,766,690
3,677,850	Synaptics, Inc. 4.36%, 12/02/2028, 1 mo. USD LIBOR + 2.250%	3,623,602
		28,166,073
	Software - 7.2%
2,880,000	Ascend Learning LLC 9.50%, 12/10/2029, 1 mo. USD LIBOR + 5.750%	2,437,200
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Software - 7.2% - (continued)
	Athenahealth, Inc.
$ 1,694,928	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(10)	$ 1,545,215
9,975,072	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	9,093,974
2,936,556	Camelot U.S. Acquisition Co. 6.75%, 10/30/2026, 1 mo. USD LIBOR + 3.000%	2,882,112
2,084,250	CCC Intelligent Solutions, Inc. 6.00%, 09/21/2028, 3 mo. USD LIBOR + 2.250%	2,035,624
	DCert Buyer, Inc.
7,936,911	6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	7,630,466
5,420,000	9.90%, 02/19/2029, 1 mo. USD LIBOR + 7.000%	5,035,180
3,898,280	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	3,832,009
6,022,799	E2open LLC 6.64%, 02/04/2028, 1 mo. USD LIBOR + 3.500%	5,839,104
4,914,400	EP Purchaser LLC 7.17%, 11/06/2028, 1 mo. USD LIBOR + 3.500%	4,833,312
	Hyland Software, Inc.
1,078,594	7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,050,734
2,446,000	10.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	2,340,529
	McAfee LLC
EUR 2,019,938	5.60%, 03/01/2029, 3 mo. EURIBOR + 4.250%	1,851,478
$ 30,568,375	6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	27,912,900
8,363,930	Navicure, Inc. 7.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	8,118,282
8,014,046	Peraton Corp. 7.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	7,702,059
11,630,246	Polaris Newco LLC 7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	10,599,690
3,320,629	RealPage, Inc. 6.75%, 04/24/2028, 1 mo. USD LIBOR + 3.000%	3,115,182
1,876,531	Seattle Spinco, Inc. 6.50%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	1,851,911
11,238,234	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	10,979,530
6,077,896	Ultimate Software Group, Inc. 7.50%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	5,901,759
		126,588,250
	Telecommunications - 3.2%
5,326,836	CenturyLink, Inc. 6.00%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	4,952,998
9,129,107	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	8,607,470
EUR 11,140,000	Lorca Finco plc 4.00%, 09/17/2027, 3 mo. EURIBOR + 3.750%	10,283,162
21,410,138	Numericable Group S.A. 4.61%, 07/31/2025, 3 mo. EURIBOR + 3.000%	19,351,198
$ 5,065,000	Venga Finance S.a.r.l. 7.82%, 12/04/2028, 1 mo. USD LIBOR + 4.750%	4,590,156
	Xplornet Communications, Inc.
3,293,710	7.75%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	2,824,356

The accompanying notes are an integral part of these financial statements.
69

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 79.3%(8) - (continued)
	Telecommunications - 3.2% - (continued)
$ 2,230,000	10.75%, 10/01/2029, 1 mo. USD LIBOR + 7.000%	$ 1,873,200
4,010,740	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	3,822,236
		56,304,776
	Transportation - 0.4%
6,939,282	PODS LLC 6.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	6,671,287
	Total Senior Floating Rate Interests (cost $1,529,226,551)	$ 1,387,564,023
COMMON STOCKS - 0.7%
	Energy - 0.6%
2,037,975	Ascent Resources - Marcellus LLC Class A*(11)	$ 4,840,191
71,083	Foresight Energy LLC*	781,912
15,718	Kelly Topco Shares(11)(12)	1,131,224
544,947	Philadelphia Energy Solutions*(11)	—
112,212	Texgen Power LLC*	2,917,512
		9,670,839
	Insurance - 0.0%
175,508	AFG Holdings, Inc.*	87,754
	Materials - 0.1%
37,645	UTEX Industries, Inc.*	2,522,215
	Total Common Stocks (cost $21,715,275)	$ 12,280,808
EXCHANGE-TRADED FUNDS - 3.1%
	Other Investment Pools & Funds - 3.1%
1,265,400	Invesco Senior Loan ETF	$ 26,219,088
668,200	SPDR Blackstone Senior Loan ETF	27,623,388
		53,842,476
	Total Exchange-Traded Funds (cost $57,847,687)	$ 53,842,476
WARRANTS - 0.0%
	Energy - 0.0%
719,301	Ascent Resources - Marcellus LLC Expires 03/30/2023*(11)	$ 19,098
	Materials - 0.0%
7,500	UTEX Industries, Inc. Expires 12/03/2025*(11)	153,825
	Total Warrants (cost $107,156)	$ 172,923
	Total Long-Term Investments (cost $1,750,079,520)	$ 1,552,798,783
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.1%
	Other Investment Pools & Funds - 5.1%
89,673,186	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.88%(13)		$ 89,673,186
	Total Short-Term Investments (cost $89,673,186)		$ 89,673,186
	Total Investments (cost $1,839,752,706)	93.9%	$ 1,642,471,969
	Other Assets and Liabilities	6.1%	107,201,121
	Total Net Assets	100.0%	$ 1,749,673,090
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $9,217,327, representing 0.5% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $82,183,136, representing 4.7% of net assets.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(5)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

The accompanying notes are an integral part of these financial statements.
70

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $3,822,451, which represents to 0.2% of total net assets.
(11)	Investment valued using significant unobservable inputs.
(12)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $1,131,224 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
09/2021	Kelly Topco Shares	15,718	$ 1,251,310	$ 1,131,224

(13)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	32	12/08/2022	$ 3,784,443	$ 100,141
U.S. Treasury 5-Year Note Future	57	12/30/2022	6,075,844	262,149
Total futures contracts				$ 362,290

OTC Total Return Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	44,775,000	(3.57%)	12/20/2022	At Maturity	$ —	$ —	$ (226,489)	$ (226,489)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	40,660,000	(4.24%)	03/20/2023	At Maturity	—	—	(1,082,167)	(1,082,167)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	19,025,000	(3.57%)	06/20/2023	At Maturity	—	—	(379,557)	(379,557)
Total OTC total return swap contracts							$ —	$ —	$ (1,688,213)	$ (1,688,213)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,949,676	EUR	1,957,654	USD	UBS	11/30/2022	$ (26,785)
1,996,840	EUR	2,007,292	USD	JPM	11/30/2022	(29,713)
2,854,677	USD	2,825,000	EUR	RBC	11/30/2022	56,927
2,277,419	USD	2,295,000	EUR	SSG	11/30/2022	4,558
178,826,953	USD	180,947,843	EUR	UBS	11/30/2022	(375,415)
12,924,994	USD	11,401,321	GBP	BCLY	11/30/2022	(160,753)
Total foreign currency contracts						$ (531,181)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
71

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 7,222,177	$ —	$ 7,222,177	$ —
Corporate Bonds	91,716,376	—	91,716,376	—
Senior Floating Rate Interests	1,387,564,023	—	1,387,564,023	—
Common Stocks
Energy	9,670,839	—	3,699,424	5,971,415
Insurance	87,754	—	87,754	—
Materials	2,522,215	—	2,522,215	—
Exchange-Traded Funds	53,842,476	53,842,476	—	—
Warrants	172,923	—	—	172,923
Short-Term Investments	89,673,186	89,673,186	—	—
Foreign Currency Contracts(2)	61,485	—	61,485	—
Futures Contracts(2)	362,290	362,290	—	—
Total	$ 1,642,895,744	$ 143,877,952	$ 1,492,873,454	$ 6,144,338
Liabilities
Foreign Currency Contracts(2)	$ (592,666)	$ —	$ (592,666)	$ —
Swaps - Total Return(2)	(1,688,213)	—	(1,688,213)	—
Total	$ (2,280,879)	$ —	$ (2,280,879)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
72

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.5%
	Airlines - 0.2%
$ 1,100,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 814,550
	Internet - 0.3%
GBP 1,100,000	Trainline plc 1.00%, 01/14/2026(1)	1,042,184
	Total Convertible Bonds (cost $2,490,738)	$ 1,856,734
CORPORATE BONDS - 6.6%
	Commercial Banks - 1.5%
$ 3,950,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(2)(3)(4)(5)	$ 3,318,000
	Freedom Mortgage Corp.
1,825,000	8.13%, 11/15/2024(2)	1,605,544
1,265,000	8.25%, 04/15/2025(2)	1,082,793
		6,006,337
	Commercial Services - 0.4%
EUR 650,000	Verisure Holding AB 3.25%, 02/15/2027(1)	545,590
$ 2,090,000	WW International, Inc. 4.50%, 04/15/2029(2)	1,146,775
		1,692,365
	Diversified Financial Services - 0.7%
675,000	Credit Acceptance Corp. 5.13%, 12/31/2024(2)	634,298
2,670,000	Home Point Capital, Inc. 5.00%, 02/01/2026(2)	1,578,637
1,435,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(2)	124,845
	United Wholesale Mortgage LLC
300,000	5.50%, 11/15/2025(2)	269,334
205,000	5.75%, 06/15/2027(2)	166,979
		2,774,093
	Electrical Components & Equipment - 0.1%
EUR 740,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(2)	532,149
	Entertainment - 0.3%
600,000	Banijay Group SAS 6.50%, 03/01/2026(1)	548,479
$ 650,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(2)	634,907
		1,183,386
	Insurance - 0.2%
750,000	Acrisure LLC / Acrisure Finance, Inc. 10.13%, 08/01/2026(2)	743,263
	Internet - 0.6%
	NortonLifeLock, Inc.
845,000	6.75%, 09/30/2027(2)	836,237
555,000	7.13%, 09/30/2030(2)	545,981
	United Group B.V.
EUR 670,000	5.25%, 02/01/2030(2)	470,111
395,000	6.52%, 02/01/2029, 3 mo. EURIBOR + 4.875%(2)(4)	320,758
		2,173,087
	IT Services - 0.1%
$ 475,000	Condor Merger Sub, Inc. 7.38%, 02/15/2030(2)	392,861
	Leisure Time - 0.6%
	Carnival Corp.
1,760,000	7.63%, 03/01/2026(2)	1,323,432
1,375,000	10.50%, 06/01/2030(2)	1,066,560
		2,389,992
	Lodging - 0.2%
950,000	Wynn Macau Ltd. 5.13%, 12/15/2029(2)	574,750
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 6.6% - (continued)
	Machinery-Diversified - 0.1%
$ 850,000	OT Merger Corp. 7.88%, 10/15/2029(2)	$ 546,125
	Mining - 0.1%
EUR 275,000	Constellium SE 3.13%, 07/15/2029(2)	200,920
	Pharmaceuticals - 0.2%
1,000,000	Teva Pharmaceutical Finance Netherlands B.V. 4.50%, 03/01/2025	949,530
	Real Estate - 0.1%
	CIFI Holdings Group Co., Ltd.
$ 400,000	4.38%, 04/12/2027(1)	25,100
450,000	4.45%, 08/17/2026(1)	30,276
650,000	5.95%, 10/20/2025(1)	43,488
	Country Garden Holdings Co., Ltd.
470,000	3.30%, 01/12/2031(1)	33,430
600,000	4.80%, 08/06/2030(1)	43,212
400,000	5.13%, 01/14/2027(1)	32,186
500,000	5.63%, 01/14/2030(1)	36,058
550,000	Times China Holdings Ltd. 6.75%, 07/08/2025(1)	36,843
1,225,000	Yuzhou Group Holdings Co., Ltd. 8.50%, 02/26/2024*(1)(6)	35,397
		315,990
	Retail - 1.1%
470,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(2)(7)	311,253
2,225,000	LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75%, 02/15/2026(2)	2,007,652
1,175,000	Michaels Cos., Inc. 7.88%, 05/01/2029(2)	650,967
	Staples, Inc.
800,000	7.50%, 04/15/2026(2)	694,864
1,100,000	10.75%, 04/15/2027(2)	797,346
		4,462,082
	Software - 0.1%
205,000	MicroStrategy, Inc. 6.13%, 06/15/2028(2)	175,658
	Telecommunications - 0.2%
	Altice France S.A.
EUR 550,000	4.13%, 01/15/2029(1)	418,725
655,000	4.25%, 10/15/2029(2)	491,951
		910,676
	Total Corporate Bonds (cost $37,238,824)	$ 26,023,264
SENIOR FLOATING RATE INTERESTS - 76.7%(8)
	Advertising - 0.1%
$ 410,000	ABG Intermediate Holdings 2 LLC 9.83%, 12/20/2029, 1 mo. USD SOFR + 6.000%	$ 377,200
	Airlines - 1.8%
655,000	Advantage Loyalty IP Ltd. 8.99%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	647,749
2,593,500	Air Canada 6.42%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	2,528,663
2,028,250	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	2,067,963
1,225,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	1,234,959
651,931	United Airlines, Inc. 8.11%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	635,092
		7,114,426

The accompanying notes are an integral part of these financial statements.
73

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Apparel - 2.6%
$ 10,458,638	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	$ 10,051,483
	Auto Parts & Equipment - 1.2%
	First Brands Group LLC
3,002,148	8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	2,835,529
2,125,000	11.87%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	1,887,701
		4,723,230
	Chemicals - 0.1%
540,000	NIC Acquisition Corp. 11.42%, 12/29/2028, 1 mo. USD LIBOR + 7.750%	418,500
	Commercial Services - 5.6%
3,211,950	Amentum Government Services Holdings LLC 7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	3,102,198
	Belron Finance U.S. LLC
448,861	5.38%, 04/13/2028, 1 mo. USD LIBOR + 2.500%	440,584
1,556,783	6.69%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	1,527,593
EUR 2,700,000	Belron Luxembourg S.a.r.l. 2.77%, 04/13/2028, 3 mo. EURIBOR + 2.500%	2,458,148
$ 2,981,467	Cast and Crew Payroll LLC 7.25%, 02/09/2026, 1 mo. USD LIBOR + 3.500%	2,925,982
2,358,748	MPH Acquisition Holdings LLC 7.32%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	2,187,361
1,862,162	PECF USS Intermediate Holding III Corp. 8.00%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	1,429,880
547,675	Trans Union LLC 6.00%, 12/01/2028, 1 mo. USD LIBOR + 2.250%	538,709
EUR 4,835,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	4,429,523
$ 2,038,950	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	1,994,766
1,409,283	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	892,076
		21,926,820
	Construction Materials - 1.1%
3,065,000	Oscar AcquisitionCo. LLC 8.15%, 04/29/2029, 1 mo. USD SOFR + 4.500%	2,766,499
1,595,949	Wilsonart LLC 6.93%, 12/31/2026, 1 mo. USD LIBOR + 3.250%	1,476,828
		4,243,327
	Distribution/Wholesale - 0.5%
1,846,668	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	1,805,820
	Diversified Financial Services - 1.4%
	Blackhawk Network Holdings, Inc.
629,979	7.08%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	603,602
560,000	10.94%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	520,800
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Diversified Financial Services - 1.4% - (continued)
$ 854,196	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	$ 837,112
3,805,000	Setanta Aircraft Leasing Designated Activity Co. 5.67%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	3,746,327
		5,707,841
	Electronics - 1.0%
4,185,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	4,066,439
	Engineering & Construction - 0.3%
1,271,706	Fluidra S.A. 5.83%, 01/29/2029, 1 mo. USD SOFR + 2.100%	1,220,049
	Entertainment - 5.9%
935,861	Cinemark USA, Inc. 5.69%, 03/31/2025, 3 mo. USD LIBOR + 1.750%	880,486
	Crown Finance U.S., Inc.
372,472	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(9)(10)	371,775
EUR 201,578	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	60,261
$ 6,792,389	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	2,125,067
4,432,414	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	4,424,125
6,550,000	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	6,530,874
1,502,237	Great Canadian Gaming Corp. 7.60%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	1,456,540
643,500	Maverick Gaming LLC 10.57%, 09/03/2026, 1 mo. USD LIBOR + 7.500%	579,150
4,157,552	UFC Holdings LLC 7.11%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	4,058,810
323,631	William Morris Endeavor Entertainment LLC 6.51%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	314,327
2,655,000	WMG Acquisition Corp. 5.88%, 01/20/2028, 1 mo. USD LIBOR + 2.125%	2,585,306
		23,386,721
	Environmental Control - 0.2%
887,297	Filtration Group Corp. 7.25%, 10/21/2028, 1 mo. USD LIBOR + 3.500%	855,133
	Food - 1.3%
868,235	8th Avenue Food & Provisions, Inc. 7.50%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	752,108
EUR 3,990,000	Froneri International Ltd. 3.01%, 01/29/2027, 3 mo. EURIBOR + 2.375%	3,561,936
$ 851,216	U.S. Foods, Inc. 5.75%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	834,098
		5,148,142
	Food Service - 0.4%
	Aramark Services, Inc.
247,112	5.50%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	238,567
1,307,006	6.25%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	1,285,218
		1,523,785

The accompanying notes are an integral part of these financial statements.
74

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Healthcare - Products - 2.0%
	Avantor Funding, Inc.
EUR 1,234,375	3.19%, 06/12/2028, 1 mo. EURIBOR + 2.500%	$ 1,185,482
$ 1,321,588	6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	1,293,875
2,254,350	Bausch & Lomb, Inc. 6.62%, 05/10/2027, 1 mo. USD SOFR + 3.250%	2,109,508
1,150,438	Insulet Corp. 7.00%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	1,123,115
2,471,063	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	2,349,067
		8,061,047
	Healthcare - Services - 2.6%
1,764,814	ADMI Corp. 7.13%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	1,569,802
EUR 1,560,000	Biogroup-LCD 3.03%, 02/09/2028, 3 mo. EURIBOR + 2.750%	1,378,838
$ 1,236,434	Cano Health LLC 7.83%, 11/23/2027, 1 mo. USD SOFR + 4.000%	1,039,841
727,589	Envision Healthcare Corp. 7.50%, 10/10/2025, 3 mo. USD LIBOR + 3.750%	198,268
	EyeCare Partners LLC
3,201,157	7.42%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	2,801,012
460,000	10.42%, 11/15/2029, 1 mo. USD LIBOR + 6.750%	410,932
674,007	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	666,424
EUR 1,225,000	IQVIA, Inc. 3.19%, 03/07/2024, 1 mo. EURIBOR + 2.000%	1,192,447
$ 896,514	Loire Finco Luxembourg S.a.r.l. 6.75%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	824,793
		10,082,357
	Home Builders - 0.9%
	Tecta America Corp.
2,923,178	8.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	2,779,942
1,000,000	12.25%, 04/09/2029, 1 mo. USD LIBOR + 8.500%	950,000
		3,729,942
	Home Furnishings - 0.9%
4,210,268	Mattress Firm, Inc. 8.43%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	3,591,359
	Housewares - 0.1%
EUR 435,000	Solis IV BV 4.47%, 02/26/2029, 3 mo. EURIBOR + 4.000%	353,940
	Insurance - 7.7%
	Acrisure LLC
$ 3,601,812	7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	3,336,179
492,705	8.00%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	466,631
	Asurion LLC
2,600,027	6.75%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	2,450,058
570,511	7.00%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	506,151
820,833	7.00%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	722,333
1,996,214	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	1,792,100
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Insurance - 7.7% - (continued)
$ 6,447,260	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	$ 4,517,144
3,310,000	9.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	2,292,175
	Hub International Ltd.
1,215,000	0.00%, 10/31/2029, 1 mo. USD SOFR + 4.000%(9)	1,166,400
4,609,347	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	4,514,763
1,225,731	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	1,202,466
3,963,778	Sedgwick Claims Management Services, Inc. 7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	3,820,091
3,520,253	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	3,474,067
		30,260,558
	Internet - 4.1%
3,781,428	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	3,210,168
	MH Sub LLC
4,455,925	7.50%, 09/13/2024, 3 mo. USD LIBOR + 3.750%	4,283,258
1,673,969	7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	1,609,454
920,000	9.98%, 02/23/2029, 1 mo. USD LIBOR + 6.250%	840,650
450,000	NortonLifeLock, Inc. 5.83%, 09/12/2029, 1 mo. USD LIBOR + 2.000%(9)	438,471
1,546,118	Proofpoint, Inc. 6.32%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	1,468,812
814,403	Rodan & Fields LLC 7.34%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	287,419
6,546,650	Shutterfly, Inc. 8.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	3,973,031
		16,111,263
	Leisure Time - 3.0%
	Carnival Corp.
1,961,530	5.88%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	1,836,894
1,894,009	6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	1,731,844
1,712,736	Hayward Industries, Inc. 6.25%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	1,606,769
4,309,216	MajorDrive Holdings LLC 7.13%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	3,959,868
2,753,534	SRAM LLC 6.42%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	2,666,330
		11,801,705
	Lodging - 1.8%
7,317,460	Caesars Resort Collection LLC 6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	7,229,285
	Media - 2.7%
531,994	Banijay Entertainment S.A.S 6.88%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	516,369
1,098,717	Cable One, Inc. 5.75%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	1,082,928
1,570,844	CSC Holdings LLC 5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	1,516,854
3,372,111	DirecTV Financing LLC 8.75%, 08/02/2027, 1 mo. USD LIBOR + 5.000%	3,206,035

The accompanying notes are an integral part of these financial statements.
75

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Media - 2.7% - (continued)
EUR 625,000	UPC Broadband Holding B.V. 3.36%, 01/31/2029, 3 mo. EURIBOR + 3.000%	$ 581,369
GBP 1,925,000	Virgin Media SFA Finance Ltd. 5.47%, 11/15/2027, 1 mo. GBP LIBOR + 3.250%	1,975,792
EUR 595,000	Ziggo B.V. 3.76%, 01/31/2029, 3 mo. EURIBOR + 3.000%	539,439
$ 1,300,000	Ziggo Financing Partnership 5.91%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,264,393
		10,683,179
	Miscellaneous Manufacturing - 0.8%
EUR 730,118	CeramTec AcquiCo GmbH 4.33%, 03/16/2029, 3 mo. EURIBOR + 3.750%	656,903
$ 750,000	International Textile Group, Inc. 12.74%, 05/01/2025, 3 mo. USD LIBOR + 9.000%	277,500
	LTI Holdings, Inc.
1,515,788	7.00%, 09/06/2025, 3 mo. USD LIBOR + 3.500%	1,409,365
815,000	10.50%, 09/06/2026, 3 mo. USD LIBOR + 6.750%	694,111
		3,037,879
	Packaging & Containers - 0.6%
2,104,300	BWAY Holding Co. 6.38%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	1,999,085
490,000	Pretium PKG Holdings, Inc. 10.21%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	406,700
		2,405,785
	Pharmaceuticals - 3.2%
5,105,375	Bausch Health Cos., Inc. 8.62%, 02/01/2027, 1 mo. USD SOFR + 5.250%	3,806,925
1,200,734	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	1,155,515
1,122,145	Gainwell Acquisition Corp. 7.67%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,064,163
2,629,950	Horizon Therapeutics USA, Inc. 5.38%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	2,569,145
167,929	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	166,040
894,052	Jazz Financing Lux S.a.r.l. 7.25%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	882,322
EUR 1,179,689	Organon & Co. 3.00%, 06/02/2028, 3 mo. EURIBOR + 3.000%	1,102,290
$ 2,053,532	PetVet Care Centers LLC 7.25%, 02/14/2025, 1 mo. USD LIBOR + 3.500%	1,921,079
		12,667,479
	Pipelines - 1.0%
215,622	BCP Renaissance Parent LLC 6.62%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	213,465
1,281,616	Medallion Midland Acquisition LLC 7.42%, 10/18/2028, 1 mo. USD LIBOR + 3.750%	1,262,391
650,000	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%(9)	639,529
2,003,640	Traverse Midstream Partners LLC 7.98%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	1,979,437
		4,094,822
	Retail - 8.8%
5,366,546	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	5,214,942
2,264,373	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	2,207,356
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Retail - 8.8% - (continued)
$ 1,633,608	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	$ 1,534,775
2,022,205	IRB Holding Corp. 6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%	1,967,100
3,632,058	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	3,099,053
4,005,000	LSF9 Atlantis Holdings LLC 10.80%, 03/31/2029, 1 mo. USD LIBOR + 7.250%	3,867,348
	Medical Solutions Holdings, Inc.
270,311	3.50%, 11/01/2028, 1 mo. USD LIBOR + 3.500%(10)	260,174
1,680,137	6.38%, 11/01/2028, 1 mo. USD LIBOR + 3.500%	1,617,132
3,148,107	Michaels Cos., Inc. 7.92%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	2,414,220
933,534	Petco Health and Wellness Co., Inc. 6.92%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	893,756
1,968,594	PetSmart, Inc. 7.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	1,890,677
1,228,825	Specialty Building Products Holdings LLC 6.82%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	1,063,708
	SRS Distribution, Inc.
4,232,493	7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	3,925,637
1,791,463	7.33%, 06/02/2028, 1 mo. USD SOFR + 3.500%	1,660,471
3,790,812	Staples, Inc. 7.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	3,293,647
		34,909,996
	Semiconductors - 2.0%
4,295,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	4,268,156
2,815,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	2,749,664
767,250	Synaptics, Inc. 4.36%, 12/02/2028, 1 mo. USD LIBOR + 2.250%	755,933
		7,773,753
	Software - 7.1%
625,000	Ascend Learning LLC 9.50%, 12/10/2029, 1 mo. USD LIBOR + 5.750%	528,906
	Athenahealth, Inc.
480,733	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(10)	438,269
2,829,231	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	2,579,325
	DCert Buyer, Inc.
2,180,261	6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,096,081
1,150,000	9.90%, 02/19/2029, 1 mo. USD LIBOR + 7.000%	1,068,350
1,071,725	EP Purchaser LLC 7.17%, 11/06/2028, 1 mo. USD LIBOR + 3.500%	1,054,042
812,800	Hyland Software, Inc. 10.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	777,752
	McAfee LLC
EUR 942,637	5.60%, 03/01/2029, 3 mo. EURIBOR + 4.250%	864,023
$ 10,018,825	6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	9,148,490
922,634	Navicure, Inc. 7.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	895,537

The accompanying notes are an integral part of these financial statements.
76

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 76.7%(8) - (continued)
	Software - 7.1% - (continued)
$ 2,240,736	Peraton Corp. 7.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	$ 2,153,504
4,695,027	Polaris Newco LLC 7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	4,279,001
1,235,537	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,207,095
992,497	Ultimate Software Group, Inc. 7.50%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	963,734
		28,054,109
	Telecommunications - 3.3%
2,843,605	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	2,681,121
EUR 2,315,000	Lorca Finco plc 4.00%, 09/17/2027, 3 mo. EURIBOR + 3.750%	2,136,941
	Numericable Group S.A.
4,873,126	4.61%, 07/31/2025, 3 mo. EURIBOR + 3.000%	4,404,494
$ 815,703	7.16%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	737,192
1,465,000	Venga Finance S.a.r.l. 7.82%, 12/04/2028, 1 mo. USD LIBOR + 4.750%	1,327,656
770,000	Xplornet Communications, Inc. 10.75%, 10/01/2029, 1 mo. USD LIBOR + 7.000%	646,800
1,064,968	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	1,014,915
		12,949,119
	Transportation - 0.6%
2,432,138	PODS LLC 6.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	2,338,209
	Total Senior Floating Rate Interests (cost $332,781,585)	$ 302,704,702
COMMON STOCKS - 0.4%
	Energy - 0.3%
190,736	Ascent Resources - Marcellus LLC Class A*(11)	$ 452,998
13,824	Foresight Energy LLC*	152,059
2,907	Kelly Topco Shares(11)(12)	209,217
13,865	Texgen Power LLC*	360,490
		1,174,764
	Insurance - 0.0%
34,814	AFG Holdings, Inc.*	17,407
	Materials - 0.1%
3,079	UTEX Industries, Inc.*	206,293
	Total Common Stocks (cost $2,429,411)	$ 1,398,464
EXCHANGE-TRADED FUNDS - 3.3%
	Other Investment Pools & Funds - 3.3%
187,700	Invesco Senior Loan ETF	$ 3,889,144
225,500	SPDR Blackstone Senior Loan ETF	9,322,170
		13,211,314
	Total Exchange-Traded Funds (cost $14,477,964)	$ 13,211,314
WARRANTS - 0.0%
	Energy - 0.0%
94,294	Ascent Resources - Marcellus LLC Expires 03/30/2023*(11)	$ 3,659
Shares or Principal Amount			Market Value†
WARRANTS - 0.0% - (continued)
	Materials - 0.0%
1,875	UTEX Industries, Inc. Expires 12/03/2025*(11)		$ 38,456
	Total Warrants (cost $19,724)		$ 42,115
	Total Long-Term Investments (cost $389,438,246)		$ 345,236,593
SHORT-TERM INVESTMENTS - 9.5%
	Other Investment Pools & Funds - 9.5%
37,634,966	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.88%(13)		$ 37,634,966
	Total Short-Term Investments (cost $37,634,966)		$ 37,634,966
	Total Investments (cost $427,073,212)	97.0%	$ 382,871,559
	Other Assets and Liabilities	3.0%	11,884,643
	Total Net Assets	100.0%	$ 394,756,202
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $2,870,968, representing 0.7% of net assets.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $23,244,950, representing 5.9% of net assets.
(3)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

The accompanying notes are an integral part of these financial statements.
77

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(10)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $1,070,218, which represents to 0.3% of total net assets.
(11)	Investment valued using significant unobservable inputs.
(12)	Investment in securities not registered under the Securities Act of 1933 (excluding securities acquired pursuant to Rule 144A and Regulation S). At the end of the period, the value of such restricted securities amounted to $209,217 or 0.1% of net assets.

Period Acquired	Security Name	Shares/ Par Value	Total Cost	Market Value
09/2021	Kelly Topco Shares	2,907	$ 231,426	$ 209,217

(13)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	9	12/08/2022	$ 1,064,374	$ 28,157
U.S. Treasury 5-Year Note Future	17	12/30/2022	1,812,094	78,190
Total futures contracts				$ 106,347

OTC Total Return Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	10,800,000	(3.57%)	12/20/2022	At Maturity	$ —	$ —	$ (54,630)	$ (54,630)
Markit iBoxx USD Liquid Leveraged Loan Index	MSC	USD	8,315,000	(4.24%)	03/20/2023	At Maturity	—	—	(221,304)	(221,304)
Markit iBoxx USD Liquid Leveraged Loan Index	GSC	USD	4,125,000	(3.57%)	06/20/2023	At Maturity	—	—	(82,296)	(82,296)
Total OTC total return swap contracts							$ —	$ —	$ (358,230)	$ (358,230)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
438,866	EUR	441,163	USD	JPM	11/30/2022	$ (6,531)
620,450	USD	614,000	EUR	RBC	11/30/2022	12,373
35,458,640	USD	35,879,180	EUR	UBS	11/30/2022	(74,439)
3,262,616	USD	2,878,000	GBP	BCLY	11/30/2022	(40,578)
Total foreign currency contracts						$ (109,175)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
78

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 1,856,734	$ —	$ 1,856,734	$ —
Corporate Bonds	26,023,264	—	26,023,264	—
Senior Floating Rate Interests	302,704,702	—	302,704,702	—
Common Stocks
Energy	1,174,764	—	512,549	662,215
Insurance	17,407	—	17,407	—
Materials	206,293	—	206,293	—
Exchange-Traded Funds	13,211,314	13,211,314	—	—
Warrants	42,115	—	—	42,115
Short-Term Investments	37,634,966	37,634,966	—	—
Foreign Currency Contracts(2)	12,373	—	12,373	—
Futures Contracts(2)	106,347	106,347	—	—
Total	$ 382,990,279	$ 50,952,627	$ 331,333,322	$ 704,330
Liabilities
Foreign Currency Contracts(2)	$ (121,548)	$ —	$ (121,548)	$ —
Swaps - Total Return(2)	(358,230)	—	(358,230)	—
Total	$ (479,778)	$ —	$ (479,778)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
79

The Hartford High Yield Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 1.2%
	Airlines - 0.2%
$ 975,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 721,988
	Auto Manufacturers - 0.1%
400,000	Ford Motor Co. 0.00%, 03/15/2026(1)	402,000
	Commercial Services - 0.1%
400,000	Block, Inc. 0.13%, 03/01/2025	370,750
	Healthcare - Products - 0.5%
928,000	Insulet Corp. 0.38%, 09/01/2026	1,185,984
850,000	NuVasive, Inc. 0.38%, 03/15/2025	735,250
		1,921,234
	Machinery-Diversified - 0.1%
498,000	Middleby Corp. 1.00%, 09/01/2025	601,584
	Oil & Gas - 0.2%
550,000	Northern Oil & Gas, Inc. 3.63%, 04/15/2029	616,275
	Total Convertible Bonds (cost $4,886,790)	$ 4,633,831
CORPORATE BONDS - 90.6%
	Advertising - 0.6%
2,325,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 2,040,420
	Aerospace/Defense - 1.5%
	TransDigm, Inc.
2,150,000	5.50%, 11/15/2027	1,949,448
3,480,000	6.25%, 03/15/2026(2)	3,425,538
		5,374,986
	Agriculture - 0.6%
2,210,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(2)	2,126,926
	Auto Manufacturers - 2.3%
	Ford Motor Co.
845,000	3.25%, 02/12/2032	632,804
355,000	4.35%, 12/08/2026	330,128
500,000	4.75%, 01/15/2043	348,865
	Ford Motor Credit Co. LLC
1,530,000	3.37%, 11/17/2023	1,478,252
200,000	3.66%, 09/08/2024	190,000
1,013,000	4.06%, 11/01/2024	968,494
490,000	4.13%, 08/04/2025	455,744
1,230,000	4.54%, 08/01/2026	1,132,916
540,000	4.95%, 05/28/2027	494,348
1,225,000	5.13%, 06/16/2025	1,185,310
1,272,000	5.58%, 03/18/2024	1,256,354
		8,473,215
	Auto Parts & Equipment - 0.8%
	Adient Global Holdings Ltd.
EUR 1,225,000	3.50%, 08/15/2024(3)	1,144,023
$ 2,035,000	4.88%, 08/15/2026(2)	1,821,325
		2,965,348
	Chemicals - 0.2%
817,000	Avient Corp. 7.13%, 08/01/2030(2)	781,272
	Commercial Banks - 2.2%
2,950,000	Barclays plc 8.00%, 03/15/2029, (8.00% fixed rate until 03/15/2029; 5 year USD CMT + 5.431% thereafter)(4)(5)	2,642,930
2,515,000	Credit Suisse Group AG 6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(3)(4)(5)	2,112,600
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Commercial Banks - 2.2% - (continued)
$ 1,885,000	Societe Generale S.A. 4.75%, 05/26/2026, (4.75% fixed rate until 05/26/2026; 5 year USD CMT + 3.931% thereafter)(2)(4)(5)	$ 1,448,623
2,200,000	UBS Group AG 4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 year USD CMT + 3.404% thereafter)(3)(4)(5)	1,755,603
		7,959,756
	Commercial Services - 3.3%
	Block, Inc.
1,075,000	2.75%, 06/01/2026	961,437
860,000	3.50%, 06/01/2031	692,300
EUR 1,930,000	Castor S.p.A. 6.25%, 02/15/2029, 3 mo. EURIBOR + 5.250%(2)(6)	1,769,041
$ 2,375,000	Herc Holdings, Inc. 5.50%, 07/15/2027(2)	2,244,375
EUR 965,000	La Financiere Atalian SASU 4.00%, 05/15/2024(3)	897,834
$ 1,036,000	Signal Parent, Inc. 6.13%, 04/01/2029(2)	446,101
	United Rentals North America, Inc.
240,000	3.75%, 01/15/2032	194,400
1,135,000	3.88%, 02/15/2031	939,113
3,310,000	4.88%, 01/15/2028	3,078,300
EUR 983,000	Verisure Holding AB 3.25%, 02/15/2027(2)	825,101
		12,048,002
	Construction Materials - 1.1%
	Builders FirstSource, Inc.
$ 1,310,000	4.25%, 02/01/2032(2)	1,048,262
2,350,000	5.00%, 03/01/2030(2)	2,037,920
1,010,000	Standard Industries, Inc. 4.38%, 07/15/2030(2)	820,625
		3,906,807
	Distribution/Wholesale - 1.2%
1,825,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(2)	1,610,362
3,050,000	Performance Food Group, Inc. 5.50%, 10/15/2027(2)	2,882,921
		4,493,283
	Diversified Financial Services - 5.2%
	Credit Acceptance Corp.
730,000	5.13%, 12/31/2024(2)	685,981
1,445,000	6.63%, 03/15/2026	1,364,918
2,000,000	Enact Holdings, Inc. 6.50%, 08/15/2025(2)	1,970,200
	goeasy Ltd.
465,000	4.38%, 05/01/2026(2)	398,738
1,345,000	5.38%, 12/01/2024(2)	1,255,275
	LD Holdings Group LLC
600,000	6.13%, 04/01/2028(2)	334,644
2,180,000	6.50%, 11/01/2025(2)	1,487,850
1,130,000	Nationstar Mortgage Holdings, Inc. 5.13%, 12/15/2030(2)	852,749
	OneMain Finance Corp.
470,000	4.00%, 09/15/2030	354,850
2,610,000	5.38%, 11/15/2029	2,140,200
1,650,000	6.88%, 03/15/2025	1,603,619
	PennyMac Financial Services, Inc.
1,190,000	4.25%, 02/15/2029(2)	891,024
1,895,000	5.38%, 10/15/2025(2)	1,705,500
2,235,000	SLM Corp. 3.13%, 11/02/2026	1,960,251
2,760,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(2)	2,095,530
		19,101,329

The accompanying notes are an integral part of these financial statements.
80

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Electric - 1.1%
	Clearway Energy Operating LLC
$ 2,605,000	3.75%, 02/15/2031(2)	$ 2,175,175
390,000	3.75%, 01/15/2032(2)	308,977
515,000	4.75%, 03/15/2028(2)	477,076
	FirstEnergy Corp.
235,000	2.25%, 09/01/2030	180,882
75,000	2.65%, 03/01/2030	60,632
400,000	4.40%, 07/15/2027	375,644
515,000	7.38%, 11/15/2031	572,937
		4,151,323
	Electrical Components & Equipment - 0.4%
EUR 1,880,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(2)	1,351,946
$ 290,000	Energizer Holdings, Inc. 6.50%, 12/31/2027(2)	265,336
		1,617,282
	Electronics - 1.4%
2,460,000	Coherent Corp. 5.00%, 12/15/2029(2)	2,110,385
2,635,000	Imola Merger Corp. 4.75%, 05/15/2029(2)	2,271,897
1,005,000	Sensata Technologies B.V. 5.00%, 10/01/2025(2)	975,342
		5,357,624
	Entertainment - 3.1%
	Caesars Entertainment, Inc.
1,340,000	6.25%, 07/01/2025(2)	1,300,659
2,430,000	8.13%, 07/01/2027(2)	2,363,175
440,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(2)	429,783
	Cinemark USA, Inc.
1,590,000	5.25%, 07/15/2028(2)	1,216,954
830,000	5.88%, 03/15/2026(2)	703,757
2,200,000	Magallanes, Inc. 3.76%, 03/15/2027(2)	1,956,541
1,695,000	Penn Entertainment, Inc. 5.63%, 01/15/2027(2)	1,541,474
2,399,000	Speedway Motorsports LLC / Speedway Funding II, Inc. 4.88%, 11/01/2027(2)	2,084,389
		11,596,732
	Environmental Control - 0.1%
340,000	Stericycle, Inc. 3.88%, 01/15/2029(2)	295,460
	Food - 1.7%
1,865,000	B&G Foods, Inc. 5.25%, 09/15/2027	1,561,937
GBP 802,000	Bellis Acquisition Co. plc 3.25%, 02/16/2026(2)	747,206
$ 1,470,000	Performance Food Group, Inc. 4.25%, 08/01/2029(2)	1,245,355
2,720,000	Post Holdings, Inc. 5.63%, 01/15/2028(2)	2,542,928
		6,097,426
	Gas - 0.6%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
1,069,000	5.50%, 05/20/2025	1,023,792
40,000	5.63%, 05/20/2024	39,088
1,143,000	5.88%, 08/20/2026	1,069,490
		2,132,370
	Healthcare - Products - 2.1%
2,690,000	Avantor Funding, Inc. 4.63%, 07/15/2028(2)	2,430,980
	Medline Borrower L.P.
5,125,000	3.88%, 04/01/2029(2)	4,202,500
1,532,000	5.25%, 10/01/2029(2)	1,193,014
		7,826,494
	Healthcare - Services - 2.4%
	Catalent Pharma Solutions, Inc.
445,000	3.13%, 02/15/2029(2)	364,144
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Healthcare - Services - 2.4% - (continued)
$ 485,000	3.50%, 04/01/2030(2)	$ 391,637
265,000	5.00%, 07/15/2027(2)	248,769
2,475,000	CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(2)	1,658,077
	HCA, Inc.
100,000	5.63%, 09/01/2028	96,001
80,000	5.88%, 02/01/2029	78,040
690,000	7.50%, 11/15/2095	674,028
1,710,000	IQVIA, Inc. 5.00%, 05/15/2027(2)	1,629,425
4,120,000	Tenet Healthcare Corp. 6.13%, 06/15/2030(2)	3,798,846
		8,938,967
	Home Builders - 3.2%
	Ashton Woods USA LLC / Ashton Woods Finance Co.
1,373,000	4.63%, 08/01/2029(2)	1,027,010
1,266,000	4.63%, 04/01/2030(2)	938,283
1,641,000	6.63%, 01/15/2028(2)	1,402,987
2,490,000	Century Communities, Inc. 3.88%, 08/15/2029(2)	1,960,975
	M/I Homes, Inc.
1,365,000	3.95%, 02/15/2030	1,016,950
790,000	4.95%, 02/01/2028	677,812
1,285,000	STL Holding Co. LLC 7.50%, 02/15/2026(2)	1,119,698
	Taylor Morrison Communities, Inc.
500,000	5.13%, 08/01/2030(2)	414,843
1,790,000	5.75%, 01/15/2028(2)	1,640,669
1,816,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(2)	1,640,120
		11,839,347
	Household Products/Wares - 0.4%
1,400,000	Prestige Brands, Inc. 5.13%, 01/15/2028(2)	1,300,978
	Insurance - 2.0%
2,335,000	Acrisure LLC / Acrisure Finance, Inc. 7.00%, 11/15/2025(2)	2,195,508
725,000	AssuredPartners, Inc. 5.63%, 01/15/2029(2)	595,849
1,620,000	MGIC Investment Corp. 5.25%, 08/15/2028	1,464,593
1,900,000	NMI Holdings, Inc. 7.38%, 06/01/2025(2)	1,898,176
1,125,000	Radian Group, Inc. 6.63%, 03/15/2025	1,107,205
		7,261,331
	Internet - 2.5%
2,200,000	Endurance International Group Holdings, Inc. 6.00%, 02/15/2029(2)	1,446,610
3,495,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(2)	2,898,508
	NortonLifeLock, Inc.
1,450,000	6.75%, 09/30/2027(2)	1,434,963
1,450,000	7.13%, 09/30/2030(2)	1,426,438
	Uber Technologies, Inc.
1,075,000	4.50%, 08/15/2029(2)	923,479
1,145,000	8.00%, 11/01/2026(2)	1,153,588
		9,283,586
	IT Services - 1.2%
1,845,000	Condor Merger Sub, Inc. 7.38%, 02/15/2030(2)	1,525,954
	Presidio Holdings, Inc.
2,315,000	4.88%, 02/01/2027(2)	2,137,671
890,000	8.25%, 02/01/2028(2)	792,839
		4,456,464
	Leisure Time - 3.1%
	Carnival Corp.
672,000	5.75%, 03/01/2027(2)	467,040
3,840,000	6.00%, 05/01/2029(2)	2,546,947

The accompanying notes are an integral part of these financial statements.
81

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Leisure Time - 3.1% - (continued)
$ 600,000	7.63%, 03/01/2026(2)	441,948
1,000,000	10.50%, 06/01/2030(2)	$ 775,680
1,615,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(2)	1,138,091
1,415,000	NCL Corp. Ltd. 5.88%, 02/15/2027(2)	1,264,656
	Royal Caribbean Cruises Ltd.
750,000	5.38%, 07/15/2027(2)	589,230
2,625,000	5.50%, 08/31/2026(2)	2,146,200
1,625,000	8.25%, 01/15/2029(2)	1,619,678
625,000	11.63%, 08/15/2027(2)	607,625
		11,597,095
	Lodging - 1.3%
2,675,000	Boyd Gaming Corp. 4.75%, 06/15/2031(2)	2,264,923
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
960,000	5.25%, 05/15/2027(2)	833,587
1,690,000	5.50%, 03/01/2025(2)	1,599,551
		4,698,061
	Media - 5.7%
576,000	Belo Corp. 7.25%, 09/15/2027	555,840
895,000	Cable One, Inc. 4.00%, 11/15/2030(2)	728,441
	CCO Holdings LLC / CCO Holdings Capital Corp.
1,570,000	4.25%, 02/01/2031(2)	1,244,225
2,250,000	4.25%, 01/15/2034(2)	1,657,367
1,875,000	4.50%, 08/15/2030(2)	1,534,462
925,000	4.50%, 05/01/2032	726,353
1,750,000	4.75%, 02/01/2032(2)	1,400,083
1,800,000	CSC Holdings LLC 5.25%, 06/01/2024	1,746,000
	DISH DBS Corp.
965,000	5.00%, 03/15/2023	953,034
1,405,000	5.88%, 11/15/2024	1,297,377
	Sirius XM Radio, Inc.
3,750,000	3.13%, 09/01/2026(2)	3,351,000
900,000	4.13%, 07/01/2030(2)	733,572
2,275,000	UPC Broadband Finco B.V. 4.88%, 07/15/2031(2)	1,886,407
2,255,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(2)	1,863,502
1,395,000	VZ Secured Financing B.V. 5.00%, 01/15/2032(2)	1,119,487
365,000	Ziggo B.V. 4.88%, 01/15/2030(2)	308,425
		21,105,575
	Metal Fabricate/Hardware - 1.2%
	Advanced Drainage Systems, Inc.
1,124,000	5.00%, 09/30/2027(2)	1,042,218
1,361,000	6.38%, 06/15/2030(2)	1,315,257
	Novelis Corp.
630,000	3.25%, 11/15/2026(2)	551,271
650,000	3.88%, 08/15/2031(2)	503,561
1,310,000	4.75%, 01/30/2030(2)	1,127,098
		4,539,405
	Mining - 1.7%
	Constellium SE
2,025,000	3.75%, 04/15/2029(2)	1,587,711
755,000	5.63%, 06/15/2028(2)	662,510
419,000	5.88%, 02/15/2026(2)	390,072
	FMG Resources August 2006 Pty Ltd.
375,000	4.38%, 04/01/2031(2)	296,138
3,905,000	5.88%, 04/15/2030(2)	3,465,688
		6,402,119
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Office/Business Equipment - 0.3%
$ 388,000	Xerox Corp. 4.63%, 03/15/2023	$ 385,484
790,000	Xerox Holdings Corp. 5.00%, 08/15/2025(2)	713,235
		1,098,719
	Oil & Gas - 4.6%
	Apache Corp.
1,725,000	4.38%, 10/15/2028	1,541,508
1,550,000	5.10%, 09/01/2040	1,255,066
2,885,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(2)	2,729,470
	Occidental Petroleum Corp.
1,545,000	3.20%, 08/15/2026	1,441,284
715,000	5.50%, 12/01/2025	717,145
1,020,000	5.55%, 03/15/2026	1,035,300
395,000	6.13%, 01/01/2031	396,983
258,000	6.38%, 09/01/2028	261,837
915,000	Patterson-UTI Energy, Inc. 3.95%, 02/01/2028	803,913
	Range Resources Corp.
685,000	4.75%, 02/15/2030(2)	605,547
1,485,000	4.88%, 05/15/2025	1,432,424
2,950,000	SM Energy Co. 6.50%, 07/15/2028	2,861,500
2,015,000	Southwestern Energy Co. 4.75%, 02/01/2032	1,739,348
		16,821,325
	Oil & Gas Services - 2.3%
1,675,000	Archrock Partners L.P. / Archrock Partners Finance Corp. 6.25%, 04/01/2028(2)	1,557,582
3,550,000	Enerflex Ltd. 9.00%, 10/15/2027	3,453,440
340,000	USA Compression Partners L.P. / USA Compression Finance Corp. 6.88%, 09/01/2027	324,700
3,525,000	Weatherford International Ltd. 8.63%, 04/30/2030(2)	3,309,975
		8,645,697
	Packaging & Containers - 1.7%
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
680,000	4.13%, 08/15/2026(2)	588,200
2,570,000	5.25%, 08/15/2027(2)	1,801,287
300,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(2)	284,157
880,000	Graphic Packaging International LLC 3.75%, 02/01/2030(2)	756,589
1,075,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(2)	967,605
	Owens-Brockway Glass Container, Inc.
65,000	5.38%, 01/15/2025(2)	61,425
647,000	5.88%, 08/15/2023(2)	643,740
EUR 1,645,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	1,317,739
		6,420,742
	Pharmaceuticals - 0.6%
$ 2,605,000	Owens & Minor, Inc. 6.63%, 04/01/2030(2)	2,165,536
	Pipelines - 6.7%
1,890,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(2)	1,780,645
	Buckeye Partners L.P.
1,520,000	3.95%, 12/01/2026	1,333,344
640,000	4.13%, 03/01/2025(2)	603,206
900,000	4.13%, 12/01/2027	781,776
730,000	4.50%, 03/01/2028(2)	633,275
1,410,000	Cheniere Energy Partners L.P. 4.00%, 03/01/2031	1,188,750

The accompanying notes are an integral part of these financial statements.
82

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Pipelines - 6.7% - (continued)
$ 3,395,000	DCP Midstream Operating L.P. 5.38%, 07/15/2025	$ 3,319,886
2,421,000	DT Midstream, Inc. 4.13%, 06/15/2029(2)	2,092,954
	EnLink Midstream LLC
625,000	5.38%, 06/01/2029	577,000
1,793,000	5.63%, 01/15/2028(2)	1,718,501
320,000	6.50%, 09/01/2030(2)	314,400
681,000	EnLink Midstream Partners L.P. 5.05%, 04/01/2045	494,488
	EQM Midstream Partners L.P.
1,545,000	4.50%, 01/15/2029(2)	1,313,250
1,480,000	4.75%, 01/15/2031(2)	1,236,836
435,000	6.00%, 07/01/2025(2)	424,651
845,000	6.50%, 07/01/2027(2)	823,875
950,000	6.50%, 07/15/2048	731,500
115,000	7.50%, 06/01/2027(2)	113,562
115,000	7.50%, 06/01/2030(2)	111,838
	Venture Global Calcasieu Pass LLC
1,200,000	3.88%, 08/15/2029(2)	1,035,000
970,000	4.13%, 08/15/2031(2)	826,954
	Western Midstream Operating L.P.
2,950,000	4.30%, 02/01/2030	2,591,280
925,000	5.50%, 02/01/2050	720,153
		24,767,124
	Real Estate Investment Trusts - 1.1%
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
2,150,000	4.25%, 02/01/2027(2)	1,806,544
945,000	5.25%, 10/01/2025(2)	871,508
1,325,000	Service Properties Trust 7.50%, 09/15/2025	1,291,875
195,000	VICI Properties L.P. / VICI Note Co., Inc. 3.50%, 02/15/2025(2)	181,436
		4,151,363
	Retail - 7.5%
	1011778 BC ULC / New Red Finance, Inc.
2,055,000	3.50%, 02/15/2029(2)	1,717,651
1,425,000	3.88%, 01/15/2028(2)	1,254,143
1,190,000	4.00%, 10/15/2030(2)	963,900
1,210,000	4.38%, 01/15/2028(2)	1,066,313
	Asbury Automotive Group, Inc.
1,128,000	4.63%, 11/15/2029(2)	927,780
760,000	5.00%, 02/15/2032(2)	611,716
1,260,000	Bath & Body Works, Inc. 5.25%, 02/01/2028	1,114,470
1,255,000	FirstCash, Inc. 5.63%, 01/01/2030(2)	1,108,000
	Gap, Inc.
1,315,000	3.63%, 10/01/2029(2)	925,431
1,315,000	3.88%, 10/01/2031(2)	907,350
4,656,000	LBM Acquisition LLC 6.25%, 01/15/2029(2)	3,256,779
3,410,000	Michaels Cos., Inc. 5.25%, 05/01/2028(2)	2,421,339
	PetSmart, Inc. / PetSmart Finance Corp.
3,835,000	4.75%, 02/15/2028(2)	3,500,933
1,100,000	7.75%, 02/15/2029(2)	1,032,856
2,998,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(2)	2,409,026
	SRS Distribution, Inc.
1,180,000	4.63%, 07/01/2028(2)	1,038,400
900,000	6.00%, 12/01/2029(2)	733,815
3,230,000	Staples, Inc. 7.50%, 04/15/2026(2)	2,805,513
		27,795,415
	Semiconductors - 0.2%
770,000	Sensata Technologies B.V. 5.63%, 11/01/2024(2)	764,009
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 90.6% - (continued)
	Software - 5.2%
$ 3,440,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(2)	$ 2,678,900
1,405,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(2)	1,217,081
2,664,000	Dun & Bradstreet Corp. 5.00%, 12/15/2029(2)	2,259,738
1,284,000	Fair Isaac Corp. 4.00%, 06/15/2028(2)	1,161,815
	MSCI, Inc.
1,220,000	3.63%, 09/01/2030(2)	1,019,432
340,000	3.88%, 02/15/2031(2)	286,487
515,000	4.00%, 11/15/2029(2)	447,185
	Open Text Corp.
1,210,000	3.88%, 02/15/2028(2)	1,035,687
825,000	3.88%, 12/01/2029(2)	656,906
	Open Text Holdings, Inc.
1,030,000	4.13%, 02/15/2030(2)	825,288
650,000	4.13%, 12/01/2031(2)	493,448
	PTC, Inc.
1,975,000	3.63%, 02/15/2025(2)	1,872,431
1,025,000	4.00%, 02/15/2028(2)	928,924
2,600,000	ROBLOX Corp. 3.88%, 05/01/2030(2)	2,145,000
2,290,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	2,132,049
		19,160,371
	Telecommunications - 5.9%
	Altice France S.A.
1,105,000	5.13%, 07/15/2029(2)	832,258
640,000	5.50%, 01/15/2028(2)	513,069
1,665,000	8.13%, 02/01/2027(2)	1,525,556
2,995,000	Embarq Corp. 8.00%, 06/01/2036	1,212,975
	Frontier Communications Holdings LLC
1,755,000	5.00%, 05/01/2028(2)	1,540,302
1,085,000	5.88%, 10/15/2027(2)	1,004,385
1,360,161	5.88%, 11/01/2029	1,059,586
1,785,000	6.75%, 05/01/2029(2)	1,465,913
	Iliad Holding SAS
755,000	6.50%, 10/15/2026(2)	699,221
490,000	7.00%, 10/15/2028(2)	443,450
EUR 1,865,000	Kaixo Bondco Telecom S.A. 5.13%, 09/30/2029(2)	1,479,076
2,410,000	Lorca Telecom Bondco S.A. 4.00%, 09/18/2027(2)	2,089,259
	Sprint Corp.
$ 2,574,000	7.13%, 06/15/2024	2,600,579
10,000	7.63%, 02/15/2025	10,275
1,000,000	7.88%, 09/15/2023	1,016,669
1,075,000	Telecom Italia Capital S.A. 6.38%, 11/15/2033	838,511
EUR 1,810,000	TMNL Holding B.V. 3.75%, 01/15/2029(2)	1,508,402
$ 2,050,000	T-Mobile USA, Inc. 2.63%, 04/15/2026	1,850,063
		21,689,549
	Transportation - 0.3%
1,455,000	First Student Bidco, Inc. / First Transit Parent, Inc. 4.00%, 07/31/2029(2)	1,182,333
	Total Corporate Bonds (cost $380,816,567)	$ 334,431,166
SENIOR FLOATING RATE INTERESTS - 1.7%(7)
	Entertainment - 0.2%
	Crown Finance U.S., Inc.
54,550	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(8)(9)	$ 54,449
649,149	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	647,935
		702,384

The accompanying notes are an integral part of these financial statements.
83

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.7%(7) - (continued)
	Oil & Gas - 0.1%
$ 521,063	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%		$ 512,272
	Packaging & Containers - 0.4%
1,471,312	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%		1,415,108
	Pharmaceuticals - 0.1%
407,950	Owens & Minor, Inc. 7.66%, 03/29/2029, 1 mo. USD LIBOR + 3.750%		398,433
	Software - 0.9%
4,539	Ascend Learning LLC 7.13%, 12/11/2028, 1 mo. USD LIBOR + 3.500%		4,181
1,062,022	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%		1,043,967
2,334,150	McAfee LLC 6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%		2,131,382
			3,179,530
	Total Senior Floating Rate Interests (cost $6,291,548)		$ 6,207,727
COMMON STOCKS - 0.3%
	Energy - 0.0%
2,141	Foresight Energy LLC*		$ 23,547
	Telecommunication Services - 0.3%
45,675	Frontier Communications Parent, Inc.*		1,069,708
	Total Common Stocks (cost $1,239,835)		$ 1,093,255
ESCROWS - 1.7%(10)
	Media & Entertainment - 0.7%
2,835,000	Scripps Escrow, Inc. Expires 07/15/2027(2)		$ 2,568,368
	Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
700,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(2)		546,875
	Semiconductors & Semiconductor Equipment - 0.8%
3,410,000	Entegris Escrow Corp. Expires 04/15/2029(2)		3,014,141
	Total Escrows (cost $6,861,354)		$ 6,129,384
	Total Long-Term Investments (cost $400,096,094)		$ 352,495,363
SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
7,431,917	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $7,432,538; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $7,580,637		$ 7,431,917
	Total Short-Term Investments (cost $7,431,917)		$ 7,431,917
	Total Investments (cost $407,528,011)	97.5%	$ 359,927,280
	Other Assets and Liabilities	2.5%	9,104,305
	Total Net Assets	100.0%	$ 369,031,585
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security is a zero-coupon bond.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $249,276,603, representing 67.5% of net assets.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $5,910,060, representing 1.6% of net assets.
(4)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(6)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $54,449, which represents to 0.0% of total net assets.
(10)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

The accompanying notes are an integral part of these financial statements.
84

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro-BOBL Future	18	12/08/2022	$ (2,128,749)	$ 56,324
Total futures contracts				$ 56,324

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
169,000	EUR	167,367	USD	UBS	11/30/2022	$ 3
197,000	EUR	197,918	USD	DEUT	11/30/2022	(2,818)
13,460,360	USD	13,620,000	EUR	UBS	11/30/2022	(28,258)
1,037,281	USD	915,000	GBP	BCLY	11/30/2022	(12,901)
Total foreign currency contracts						$ (43,974)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 4,633,831	$ —	$ 4,633,831	$ —
Corporate Bonds	334,431,166	—	334,431,166	—
Senior Floating Rate Interests	6,207,727	—	6,207,727	—
Common Stocks
Energy	23,547	—	23,547	—
Telecommunication Services	1,069,708	1,069,708	—	—
Escrows	6,129,384	—	6,129,384	—
Short-Term Investments	7,431,917	—	7,431,917	—
Foreign Currency Contracts(2)	3	—	3	—
Futures Contracts(2)	56,324	56,324	—	—
Total	$ 359,983,607	$ 1,126,032	$ 358,857,575	$ —
Liabilities
Foreign Currency Contracts(2)	$ (43,977)	$ —	$ (43,977)	$ —
Total	$ (43,977)	$ —	$ (43,977)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
85

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.8%
	Asset-Backed - Credit Card - 0.1%
$ 505,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	$ 476,981
	Asset-Backed - Finance & Insurance - 0.2%
907,589	HSI Asset Securitization Corp. Trust 4.13%, 02/25/2036, 1 mo. USD LIBOR + 0.540%(2)	889,256
	Asset-Backed - Home Equity - 0.1%
556,174	GSAA Home Equity Trust 5.98%, 06/25/2036(3)	149,602
687,617	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(4)	276,614
		426,216
	Commercial Mortgage-Backed Securities - 0.4%
	Benchmark Mortgage Trust
6,339,929	1.22%, 03/15/2062(3)(5)	334,427
2,371,038	1.52%, 01/15/2054(3)(5)	208,998
700,000	BXSC Commercial Mortgage Trust 5.77%, 03/15/2035, 1 mo. USD SOFR + 2.391%(1)(2)	661,575
	Commercial Mortgage Trust
223,000	2.82%, 01/10/2039(1)	191,846
225,000	3.90%, 01/10/2039(1)(3)	187,014
1,747,206	DBJPM Mortgage Trust 1.71%, 09/15/2053(3)(5)	124,477
5,797,650	Wells Fargo N.A. 0.89%, 05/15/2062(3)(5)	252,519
		1,960,856
	Other Asset-Backed Securities - 0.4%
134,896	Aaset Trust 3.35%, 01/16/2040(1)	108,843
253,303	CF Hippolyta Issuer LLC 1.99%, 07/15/2060(1)	206,664
1,443,000	Tricon Residential Trust 3.86%, 04/17/2039(1)	1,309,056
562,512	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	487,347
		2,111,910
	Whole Loan Collateral CMO - 2.6%
126,894	Adjustable Rate Mortgage Trust 4.13%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	123,546
	Angel Oak Mortgage Trust
557,058	1.82%, 11/25/2066(1)(3)	444,490
1,255,414	2.88%, 12/25/2066(1)(4)	1,060,412
430,973	Bank of America Funding Trust 6.05%, 10/25/2036(4)	363,458
78,113	Bear Stearns Adjustable Rate Mortgage Trust 5.23%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	72,563
219,061	Chase Mortgage Finance Trust 3.04%, 12/25/2035(3)	200,083
1,249,013	COLT Mortgage Loan Trust 2.28%, 12/27/2066(1)(3)	1,022,364
	Connecticut Avenue Securities Trust
95,478	5.69%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	94,741
83,238	5.74%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	83,023
75,228	5.89%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	75,131
98,975	5.99%, 04/25/2031, 1 mo. USD LIBOR + 2.400%(1)(2)	98,454
1,321,161	CSMC Trust 2.27%, 11/25/2066(1)(3)	1,078,416
196,127	Deutsche Alt-A Securities Mortgage Loan Trust 3.89%, 12/25/2036, 1 mo. USD LIBOR + 0.150%(2)	181,153
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.8% - (continued)
	Whole Loan Collateral CMO - 2.6% - (continued)
$ 617,463	Ellington Financial Mortgage Trust 2.21%, 01/25/2067(1)(3)	$ 519,193
	Fannie Mae Connecticut Avenue Securities
403,946	6.59%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	404,699
83,089	8.49%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	85,386
67,551	9.29%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	71,161
29,813	9.59%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	30,804
120,344	GreenPoint Mortgage Funding Trust 2.77%, 10/25/2045, 12 mo. USD MTA + 1.400%(2)	93,856
252,028	GSR Mortgage Loan Trust 3.55%, 10/25/2035(3)	149,078
284,348	HarborView Mortgage Loan Trust 3.67%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	245,579
1,438,631	IndyMac Index Mortgage Loan Trust 4.17%, 01/25/2036, 1 mo. USD LIBOR + 0.580%(2)	971,833
316,508	JP Morgan Mortgage Trust 3.39%, 01/25/2037(3)	244,886
	MASTR Adjustable Rate Mortgages Trust
3,130	3.88%, 11/21/2034(3)	2,894
723,645	4.07%, 05/25/2037, 1 mo. USD LIBOR + 0.480%(2)	319,206
1,209,559	New Residential Mortgage Loan Trust 2.28%, 01/25/2026(1)(3)	973,331
1,096,917	Onslow Bay Financial LLC 2.31%, 11/25/2061(1)(3)	872,527
151,355	Preston Ridge Partners Mortgage Trust LLC 2.36%, 11/25/2025(1)(4)	138,097
	Residential Funding Mortgage Securities, Inc.
77,396	4.14%, 02/25/2036(3)	65,929
168,444	6.00%, 07/25/2037	128,630
276,004	Structured Adjustable Rate Mortgage Loan Trust 3.04%, 06/25/2035(3)	213,854
421,967	Towd Point Mortgage Trust 2.16%, 01/25/2052(1)(3)	412,343
	Verus Securitization Trust
1,066,747	0.94%, 07/25/2066(1)(3)	881,049
828,906	2.72%, 01/25/2067(1)(4)	675,828
	Washington Mutual Mortgage Pass-Through Certificates Trust
407,086	2.20%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	322,685
213,246	4.43%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(2)	194,013
		12,914,695
	Total Asset & Commercial Mortgage-Backed Securities (cost $21,906,633)	$ 18,779,914
CONVERTIBLE BONDS - 0.2%
	Mining - 0.2%
790,000	Endeavour Mining Corp. 3.00%, 02/15/2023(6)	$ 781,547
	Total Convertible Bonds (cost $813,217)	$ 781,547

The accompanying notes are an integral part of these financial statements.
86

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 3.9%
	Commercial Banks - 2.1%
$ 2,250,000	Bank of America Corp. 2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(7)	$ 1,737,343
1,060,000	Bank of Ireland Group plc 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 12 mo. USD CMT + 2.650% thereafter)(1)(7)	1,022,488
1,400,000	Credit Suisse Group AG 6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 3 mo. USD SOFR + 3.920% thereafter)(1)(7)	1,217,629
1,405,000	HSBC Holdings plc 5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 3 mo. USD SOFR + 2.870% thereafter)(7)	1,217,014
2,715,000	JP Morgan Chase & Co. 4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.080% thereafter)(7)	2,481,195
1,405,000	Societe Generale S.A. 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 12 mo. USD CMT + 3.200% thereafter)(1)(7)	1,206,250
1,365,000	Wells Fargo & Co. 4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.100% thereafter)(7)	1,243,910
		10,125,829
	Construction Materials - 0.3%
1,240,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	1,075,328
	Standard Industries, Inc.
84,000	3.38%, 01/15/2031(1)	62,849
566,000	4.38%, 07/15/2030(1)	459,875
		1,598,052
	Diversified Financial Services - 0.6%
1,015,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)(6)	600,119
	Nationstar Mortgage Holdings, Inc.
80,000	5.13%, 12/15/2030(1)	60,372
720,000	5.75%, 11/15/2031(1)	550,829
1,070,000	PennyMac Financial Services, Inc. 4.25%, 02/15/2029(1)	801,173
1,050,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	797,212
		2,809,705
	Engineering & Construction - 0.0%
245,000	TopBuild Corp. 3.63%, 03/15/2029(1)	194,679
	Mining - 0.4%
	Anglo American Capital plc
325,000	2.63%, 09/10/2030(1)	249,119
490,000	2.88%, 03/17/2031(1)	376,297
1,485,000	5.63%, 04/01/2030(1)	1,400,211
		2,025,627
	Pharmaceuticals - 0.0%
50,000	Elanco Animal Health, Inc. 6.40%, 08/28/2028	44,907
	Pipelines - 0.2%
1,290,318	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	967,045
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 3.9% - (continued)
	Retail - 0.2%
$ 208,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	$ 180,417
	Gap, Inc.
505,000	3.63%, 10/01/2029(1)	355,394
935,000	3.88%, 10/01/2031(1)	645,150
		1,180,961
	Software - 0.1%
510,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	441,787
	Total Corporate Bonds (cost $22,857,703)	$ 19,388,592
FOREIGN GOVERNMENT OBLIGATIONS - 7.0%
	Brazil - 1.0%
	Brazil Notas do Tesouro Nacional
BRL 4,341,582	6.00%, 08/15/2050(8)	$ 860,124
8,880,867	6.00%, 05/15/2055(8)	1,766,839
12,186,000	10.00%, 01/01/2029	2,188,628
		4,815,591
	Canada - 0.7%
CAD 5,054,774	Province of Ontario Canada 2.00%, 12/01/2036(8)	3,586,892
	Chile - 0.1%
EUR 780,000	Chile Government International Bond 1.25%, 01/22/2051	375,397
	Colombia - 0.5%
	Colombia Government International Bond
1,860,000	3.88%, 03/22/2026	1,657,672
$ 685,000	3.88%, 02/15/2061	350,116
685,000	6.13%, 01/18/2041	487,915
		2,495,703
	Egypt - 0.0%
330,000	Egypt Government International Bond 7.90%, 02/21/2048(9)	186,215
	Ghana - 0.0%
310,000	Ghana Government International Bond 10.75%, 10/14/2030(9)	201,912
	Hungary - 0.2%
EUR 1,420,000	Hungary Government International Bond 1.63%, 04/28/2032(9)	951,447
	Indonesia - 0.3%
	Indonesia Government International Bond
990,000	1.10%, 03/12/2033	640,772
1,050,000	1.40%, 10/30/2031	751,139
		1,391,911
	Jordan - 0.0%
$ 265,000	Jordan Government International Bond 7.38%, 10/10/2047(9)	198,087
	Mexico - 0.3%
	Mexico Government International Bond
EUR 1,360,000	1.45%, 10/25/2033	910,385
370,000	3.63%, 04/09/2029	343,238
		1,253,623
	New Zealand - 1.2%
	New Zealand Government Bond
NZD 6,956,992	2.50%, 09/20/2035(8)(9)	4,084,147
2,983,992	2.50%, 09/20/2040(8)(9)	1,749,494
		5,833,641

The accompanying notes are an integral part of these financial statements.
87

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 7.0% - (continued)
	North Macedonia - 0.4%
	North Macedonia Government International Bond
EUR 1,170,000	1.63%, 03/10/2028(9)	$ 864,183
440,000	2.75%, 01/18/2025(9)	394,426
1,085,000	3.68%, 06/03/2026(1)	945,189
		2,203,798
	Panama - 0.2%
$ 1,520,000	Panama Government International Bond 4.50%, 04/01/2056	1,004,741
	Romania - 0.2%
	Romanian Government International Bond
EUR 1,417,000	2.12%, 07/16/2031(9)	938,347
100,000	2.75%, 04/14/2041(1)	51,841
332,000	3.62%, 05/26/2030(1)	256,737
		1,246,925
	Russia - 0.6%
RUB 359,956,454	Russian Federal Inflation Linked Bond - OFZ 2.50%, 02/02/2028(8)(10)	2,755,509
	Saudi Arabia - 0.3%
EUR 1,810,000	Saudi Government International Bond 2.00%, 07/09/2039(9)	1,251,998
	Senegal - 0.0%
$ 200,000	Senegal Government International Bond 6.75%, 03/13/2048(9)	126,900
	Serbia - 0.1%
EUR 655,000	Serbia International Bond 1.65%, 03/03/2033(1)	379,889
	South Korea - 0.9%
KRW 6,474,678,343	Inflation Linked Korea Treasury Bond 1.13%, 06/10/2030(8)	4,351,861
	Total Foreign Government Obligations (cost $49,398,134)	$ 34,612,040
SENIOR FLOATING RATE INTERESTS - 2.5%(11)
	Advertising - 0.0%
$ 224,187	ABG Intermediate Holdings 2 LLC 7.33%, 12/21/2028, 1 mo. USD SOFR + 3.500%	$ 214,940
	Aerospace/Defense - 0.1%
197,258	Spirit Aerosystems, Inc. 7.50%, 01/15/2025, 1 mo. USD LIBOR + 3.750%	195,285
303,833	TransDigm, Inc. 5.92%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	296,414
		491,699
	Airlines - 0.1%
171,000	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	174,348
245,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	246,992
		421,340
	Auto Parts & Equipment - 0.0%
157,668	First Brands Group LLC 8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	148,918
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Chemicals - 0.0%
$ 192,709	Axalta Coating Systems U.S. Holdings, Inc. 5.42%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	$ 190,300
	Commercial Services - 0.3%
198,000	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	181,572
EUR 290,000	Boels Topholding B.V. 3.57%, 02/06/2027, 3 mo. EURIBOR + 3.250%	269,219
$ 318,550	Trans Union LLC 5.50%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	310,529
300,600	United Rentals, Inc. 5.50%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	300,149
248,925	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	243,531
179,550	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	113,655
		1,418,655
	Construction Materials - 0.1%
273,000	Ingersoll-Rand Services Co. 5.58%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	266,516
134,070	Quikrete Holdings, Inc. 6.38%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	129,862
118,609	Standard Industries, Inc. 6.68%, 09/22/2028, 6 mo. USD LIBOR + 2.500%	115,955
		512,333
	Distribution/Wholesale - 0.0%
198,360	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	193,972
	Diversified Financial Services - 0.1%
350,000	Delos Finance S.a.r.l. 5.42%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	348,936
200,361	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	196,354
		545,290
	Electric - 0.0%
115,309	ExGen Renewables IV LLC 5.57%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	114,061
	Electronics - 0.1%
260,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	252,634
	Entertainment - 0.2%
	Crown Finance U.S., Inc.
3,989	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(12)(13)	3,981
103,959	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	32,525
47,465	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	47,377
200,000	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	199,416
191,250	Golden Entertainment, Inc. 6.60%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	189,337

The accompanying notes are an integral part of these financial statements.
88

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Entertainment - 0.2% - (continued)
$ 127,208	NASCAR Holdings, Inc. 6.25%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	$ 126,592
124,687	Penn National Gaming, Inc. 6.58%, 05/03/2029, 1 mo. USD LIBOR + 2.750%	122,678
		721,906
	Environmental Control - 0.1%
	Clean Harbors, Inc.
142,125	5.50%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	141,288
342,412	5.75%, 10/08/2028, 1 mo. USD LIBOR + 2.000%	339,988
139,349	Covanta Holding Corp. 6.23%, 11/30/2028, 1 mo. USD LIBOR + 2.500%	137,346
		618,622
	Food - 0.0%
211,533	U.S. Foods, Inc. 6.50%, 11/22/2028, 3 mo. USD LIBOR + 2.750%	207,880
	Food Service - 0.1%
	Aramark Services, Inc.
218,266	5.50%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	211,627
93,250	5.50%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	90,025
		301,652
	Healthcare - Products - 0.1%
133,842	Avantor Funding, Inc. 6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	131,035
160,900	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	152,956
		283,991
	Healthcare - Services - 0.1%
197,494	Catalent Pharma Solutions, Inc. 5.63%, 02/22/2028, 1 mo. USD LIBOR + 2.000%	194,778
EUR 147,774	IQVIA, Inc. 3.19%, 06/11/2025, 1 mo. EURIBOR + 2.000%	142,083
		336,861
	Insurance - 0.2%
$ 189,385	Asurion LLC 7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	170,020
203,318	Hub International Ltd. 7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	199,146
	Sedgwick Claims Management Services, Inc.
173,250	7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	166,970
48,000	8.00%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	46,665
137,500	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	135,696
		718,497
	Internet - 0.1%
210,713	Go Daddy Operating Co. LLC 5.50%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	209,133
204,031	MH Sub LLC 7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	196,167
		405,300
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	IT Services - 0.0%
$ 116,250	Science Applications International Corp. 5.70%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	$ 116,105
	Leisure Time - 0.0%
163,763	Carnival Corp. 6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	149,741
	Lodging - 0.1%
	Caesars Resort Collection LLC
243,508	6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	240,574
137,336	7.25%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	135,901
120,693	Four Seasons Hotels Ltd. 5.75%, 11/30/2023, 3 mo. USD LIBOR + 2.000%	120,413
146,221	Station Casinos LLC 6.01%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	143,031
		639,919
	Media - 0.1%
254,106	Charter Communications Operating LLC 5.51%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	249,387
185,536	CSC Holdings LLC 5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	179,159
		428,546
	Oil & Gas - 0.0%
129,025	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%	126,848
	Pharmaceuticals - 0.0%
210,961	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	203,016
	Pipelines - 0.1%
28,262	BCP Renaissance Parent LLC 6.62%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	27,979
119,798	DT Midstream, Inc. 5.81%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	119,779
100,800	NorthRiver Midstream Finance L.P. 6.92%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	99,162
138,947	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	136,709
		383,629
	Retail - 0.2%
249,907	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	242,847
106,164	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	103,490
156,221	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	146,770
162,112	IRB Holding Corp. 6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%	157,695
327,986	KFC Holding Co. 5.19%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	323,243
		974,045

The accompanying notes are an integral part of these financial statements.
89

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.5%(11) - (continued)
	Semiconductors - 0.1%
$ 195,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	$ 193,782
68,085	ON Semiconductor Corp. 5.75%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	68,106
		261,888
	Software - 0.2%
206,132	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	202,628
193,877	Hyland Software, Inc. 7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	188,870
178,916	Peraton Corp. 7.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	171,950
66,901	Seattle Spinco, Inc. 6.50%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	66,023
145,152	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	141,811
49,412	Verint Systems, Inc. 5.13%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	48,794
		820,076
	Total Senior Floating Rate Interests (cost $12,624,953)	$ 12,202,664
U.S. GOVERNMENT AGENCIES - 2.0%
	Mortgage-Backed Agencies - 2.0%
	FHLMC - 0.2%
6,405,166	0.85%, 11/25/2030(3)(5)	$ 325,292
962,355	0.88%, 11/25/2030(3)(5)	50,694
1,741,645	1.02%, 10/25/2030(3)(5)	103,375
5,214,834	1.12%, 06/25/2030(3)(5)	340,290
31,704	5.00%, 01/25/2051, 1 mo. USD SOFR + 2.000%(1)(2)	29,528
		849,179
	UMBS - 1.8%
10,362,000	3.50%, 11/15/2052(14)	9,115,727
	Total U.S. Government Agencies (cost $10,300,524)	$ 9,964,906
U.S. GOVERNMENT SECURITIES - 79.3%
	U.S. Treasury Securities - 79.3%
	U.S. Treasury Bonds - 1.6%
3,643,994	0.13%, 02/15/2052(8)	$ 2,318,207
3,006,720	0.25%, 02/15/2050(8)	1,989,809
4,770,242	0.63%, 02/15/2043(8)	3,749,717
		8,057,733
	U.S. Treasury Notes - 77.7%
22,314,165	0.13%, 10/15/2024(8)	21,645,612
22,266,408	0.13%, 04/15/2025(8)	21,343,787
15,105,190	0.13%, 04/15/2026(8)	14,241,804
11,454,012	0.13%, 07/15/2026(8)	10,820,350
39,799,339	0.13%, 10/15/2026(8)	37,437,808
2,842,736	0.13%, 04/15/2027(8)	2,650,074
13,102,503	0.13%, 01/15/2030(8)	11,725,077
20,446,509	0.13%, 07/15/2030(8)	18,235,331
32,298,109	0.13%, 07/15/2031(8)	28,438,106
14,044,644	0.13%, 01/15/2032(8)(15)(16)	12,253,769
32,865,856	0.25%, 07/15/2029(8)	29,974,260
3,384,008	0.38%, 01/15/2027(8)	3,196,434
11,465,897	0.38%, 07/15/2027(8)	10,819,373
5,979,536	0.50%, 01/15/2028(8)	5,621,990
88,533,025	0.63%, 01/15/2026(8)	85,325,432
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 79.3% - (continued)
	U.S. Treasury Securities - 79.3% - (continued)
	U.S. Treasury Notes - 77.7% - (continued)
$ 20,224,102	0.63%, 07/15/2032(8)		$ 18,501,499
47,452,097	0.88%, 01/15/2029(8)		45,169,391
5,179,068	1.63%, 10/15/2027		5,184,327
			382,584,424
	Total U.S. Government Securities (cost $431,766,786)		$ 390,642,157
	Total Long-Term Investments (cost $549,667,950)		$ 486,371,820
SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.7%
3,584,927	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $3,585,227; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $3,656,718		$ 3,584,927
	Securities Lending Collateral - 0.1%
29,180	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(17)		29,180
97,268	HSBC US Government Money Market Fund, 3.09%(17)		97,268
29,180	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(17)		29,180
29,180	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(17)		29,180
			184,808
	Total Short-Term Investments (cost $3,769,735)		$ 3,769,735
	Total Investments Excluding Purchased Options (cost $553,437,685)	99.5%	$ 490,141,555
	Total Purchased Options (cost $113,282)	0.0%	$ 205,503
	Total Investments (cost $553,550,967)	99.5%	$ 490,347,058
	Other Assets and Liabilities	0.5%	2,266,589
	Total Net Assets	100.0%	$ 492,613,647
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

The accompanying notes are an integral part of these financial statements.
90

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $26,386,132, representing 5.4% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $10,947,156, representing 2.2% of net assets.
(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(13)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $3,981, which represents to 0.0% of total net assets.
(14)	Represents or includes a TBA transaction.
(15)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2022, the market value of securities pledged was $1,395,979.
(16)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $2,268,466.
(17)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
EUR Call/CNH Put	MSC	7.94	EUR	08/11/2023	27,006,000	EUR	27,006,000	$ 205,503	$ 113,282	$ 92,221
Total purchased OTC option contracts								$ 205,503	$ 113,282	$ 92,221

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	125	12/15/2022	$ 9,473,347	$ (93,744)
Canadian 10-Year Bond Future	107	12/19/2022	9,662,869	(63,111)
U.S. Treasury 2-Year Note Future	304	12/30/2022	62,132,375	(250,760)
U.S. Treasury 10-Year Note Future	409	12/20/2022	45,232,844	(2,320,651)
Total				$ (2,728,266)
Short position contracts:
Euro BUXL 30-Year Bond Future	47	12/08/2022	$ 6,698,693	$ 596,258
Euro-BUND Future	26	12/08/2022	3,557,146	174,160
U.S. Treasury 5-Year Note Future	47	12/30/2022	5,009,906	134,852
U.S. Treasury 10-Year Ultra Future	27	12/20/2022	3,131,578	270,185
U.S. Treasury Ultra Bond Future	145	12/20/2022	18,510,156	1,000,570
Total				$ 2,176,025
Total futures contracts				$ (552,241)

The accompanying notes are an integral part of these financial statements.
91

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

OTC Interest Rate Swap Contracts Outstanding at October 31, 2022
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BOA (1)	2.12% Fixed	CPURNSA	USD	8,580,000	01/15/2024	At Maturity	$ —	$ —	$ 702,174	$ 702,174
BOA (1)	1.24% Fixed	CPURNSA	USD	6,050,000	01/15/2029	At Maturity	—	—	1,173,325	1,173,325
CBK	2.84% Fixed	CPURNSA	USD	15,300,000	01/15/2027	At Maturity	—	—	651,099	651,099
CBK	2.83% Fixed	CPURNSA	USD	6,600,000	04/15/2026	At Maturity	—	—	535,843	535,843
CBK	2.60% Fixed	CPURNSA	USD	18,520,000	01/15/2031	At Maturity	—	—	1,738,959	1,738,959
Total OTC interest rate swap contracts							$ —	$ —	$ 4,801,400	$ 4,801,400

(1)	At October 31, 2022, the counterparty had deposited in a segregated account securities with a value of $2,068,183 in connection with open swap contracts.

OTC Total Return Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ Depreciation
ABX.HE.AAA.06	CSI	USD	875,000	3.57%	03/20/2023	At Maturity	$ —	$ —	$ 33,299	$ 33,299
ABX.HE.AAA.07	GSC	USD	5,740,000	3.57%	03/20/2023	At Maturity	—	—	245,837	245,837
Total OTC total return swap contracts							$ —	$ —	$ 279,136	$ 279,136

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	1,735,000	(1.00%)	06/20/2027	Quarterly	$ 90,036	$ 105,466	$ 15,430
Total centrally cleared credit default swap contracts						$ 90,036	$ 105,466	$ 15,430

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
0.94% Fixed	12 Mo. Federal Funds Rate	USD	13,439,000	08/22/2024	Annual	$ —	$ —	$ 907,490	$ 907,490
1.03% Fixed	12 Mo. Federal Funds Rate	USD	9,012,000	09/06/2026	Annual	—	(1)	1,025,154	1,025,155
1.00% Fixed	12 Mo. Federal Funds Rate	USD	3,322,000	09/29/2026	Annual	39,393	—	382,895	343,502
MXN-TIIE-Banxico-Bloomberg	6.91% Fixed	MXN	147,390,000	09/03/2031	Lunar	—	(265)	(1,066,708)	(1,066,443)
Total centrally cleared interest rate swaps contracts						$ 39,393	$ (266)	$ 1,248,831	$ 1,209,704

Bond Forward Contracts Outstanding at October 31, 2022
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
MSC	U.S. Treasury Bonds, 0.13%, 04/15/2025(1)	USD	14,184,405	04/15/2025	$(48,546)
GSC	U.S. Treasury Bonds, 0.50%, 04/15/2024(1)	USD	27,018,180	04/15/2024	(60,798)
MSC	U.S. Treasury Bonds, 0.63%, 01/15/2026(1)	USD	14,262,788	01/15/2026	(51,185)
MSC	U.S. Treasury Bonds, 0.75%, 07/15/2028(1)	USD	3,334,199	07/15/2028	(16,072)
Total Bond Forward Contracts					$(176,601)

(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.
92

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
24,600,000	BRL	4,616,919	USD	UBS	11/03/2022	$ 141,953
12,299,000	BRL	2,336,185	USD	CBK	11/03/2022	43,056
1,143,000	BRL	213,186	USD	UBS	12/02/2022	6,497
210,322	EUR	209,810	USD	CBA	11/30/2022	(1,517)
754,800,000	JPY	5,089,323	USD	MSC	11/30/2022	3,815
114,665,000	MXN	5,738,415	USD	UBS	11/30/2022	15,622
78,770,000	NOK	7,464,370	USD	MSC	11/30/2022	119,696
162,000	ZAR	8,743	USD	BCLY	11/30/2022	55
2,270,500	USD	12,299,000	BRL	CBK	11/03/2022	(108,742)
4,609,727	USD	24,600,000	BRL	UBS	11/03/2022	(149,144)
4,375,061	USD	23,457,000	BRL	UBS	12/02/2022	(133,340)
3,238,943	USD	4,408,000	CAD	BCLY	11/30/2022	2,827
13,109,128	USD	13,264,603	EUR	UBS	11/30/2022	(27,520)
4,290,276	USD	6,156,288,000	KRW	DEUT	11/30/2022	(32,202)
5,854,789	USD	10,164,000	NZD	TDB	11/30/2022	(57,488)
Total foreign currency contracts						$ (176,432)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 18,779,914	$ —	$ 18,779,914	$ —
Convertible Bonds	781,547	—	781,547	—
Corporate Bonds	19,388,592	—	19,388,592	—
Foreign Government Obligations	34,612,040	—	34,612,040	—
Senior Floating Rate Interests	12,202,664	—	12,202,664	—
U.S. Government Agencies	9,964,906	—	9,964,906	—
U.S. Government Securities	390,642,157	—	390,642,157	—
Short-Term Investments	3,769,735	184,808	3,584,927	—
Purchased Options	205,503	—	205,503	—
Foreign Currency Contracts(2)	333,521	—	333,521	—
Futures Contracts(2)	2,176,025	2,176,025	—	—
Swaps - Credit Default(2)	15,430	—	15,430	—
Swaps - Interest Rate(2)	7,077,547	—	7,077,547	—
Swaps- Total Return(2)	279,136	—	279,136	—
Total	$ 500,228,717	$ 2,360,833	$ 497,867,884	$ —
Liabilities
Bond Forward Contracts(2)	$ (176,601)	$ —	$ (176,601)	$ —
Foreign Currency Contracts(2)	(509,953)	—	(509,953)	—
Futures Contracts(2)	(2,728,266)	(2,728,266)	—	—
Swaps - Interest Rate(2)	(1,066,443)	—	(1,066,443)	—
Total	$ (4,481,263)	$ (2,728,266)	$ (1,752,997)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
93

The Hartford Municipal Opportunities Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1%
	Alabama - 2.2%
$ 1,250,000	Alabama Federal Aid Highway Finance Auth Rev 5.00%, 09/01/2034	$ 1,343,879
1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,502,559
	Black Belt Energy Gas Dist, AL, Rev
1,250,000	4.00%, 12/01/2023	1,241,824
1,570,000	4.00%, 12/01/2024	1,547,261
2,955,000	4.00%, 12/01/2025	2,889,271
3,000,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	3,060,107
2,660,000	Jefferson County, AL, GO 5.00%, 04/01/2024	2,721,902
	Lower Alabama Gas Dist, Rev
6,915,000	4.00%, 12/01/2050(1)	6,714,608
4,000,000	5.00%, 09/01/2031	4,025,471
2,940,000	Southeast Alabama Gas Supply District Rev 4.00%, 06/01/2049(1)	2,899,810
2,165,000	Southeast Energy Auth, AL, Cooperative Dist Rev 5.50%, 01/01/2053(2)	2,188,388
	State of Alabama, Docks Department Rev, (AGM Insured)
230,000	5.00%, 10/01/2024	234,136
1,000,000	5.00%, 10/01/2032	1,031,905
	State of Alabama, Troy University, Rev, (BAM Insured)
1,000,000	5.00%, 11/01/2025	1,042,254
1,250,000	5.00%, 11/01/2026	1,317,950
1,620,000	5.00%, 11/01/2027	1,726,934
		35,488,259
	Alaska - 0.4%
	CIVICVentures, AK, Rev
2,000,000	5.00%, 09/01/2025	2,014,027
1,000,000	5.00%, 09/01/2026	1,006,487
	Northern, AK, Tobacco Securitization Corp. Rev
1,385,000	4.00%, 06/01/2036	1,239,486
2,255,000	4.00%, 06/01/2038	1,977,192
		6,237,192
	Arizona - 0.4%
2,000,000	City of Phoenix, AZ, Civic Improvement Corp. Rev 4.00%, 07/01/2038	1,741,170
1,965,000	Maricopa County, AZ, Industrial Dev Auth Rev 4.00%, 10/15/2047(3)	1,443,533
44,000	Sundance, AZ, Community Facs Dist Rev 7.13%, 07/01/2027(3)	42,502
2,870,000	Tempe, AZ, Industrial Dev Auth Rev 1.13%, 12/01/2026	2,434,475
		5,661,680
	California - 6.1%
	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured)
475,000	4.00%, 08/01/2034	472,850
1,000,000	4.00%, 08/01/2036	970,851
7,960,000	Bay Area Toll Auth, CA, Rev 2.54%, 04/01/2056(1)	7,753,681
4,790,000	California Community Choice Financing Auth Rev 4.00%, 10/01/2052(1)	4,672,795
	California County, CA, Tobacco Securitization Agency Rev
150,000	5.00%, 06/01/2030	154,847
300,000	5.00%, 06/01/2032	306,379
500,000	5.00%, 06/01/2033	507,995
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	California - 6.1% - (continued)
	California Enterprise Dev Auth Rev
$ 1,250,000	5.00%, 08/01/2035	$ 1,218,855
1,075,000	5.00%, 08/01/2055	960,934
	California Municipal Finance Auth Rev
4,935,000	4.00%, 10/01/2049	4,046,648
775,000	5.00%, 05/15/2028	808,147
800,000	5.00%, 05/15/2031	838,588
	California Public Finance Auth Rev
1,195,000	2.38%, 11/15/2028(3)	1,076,202
1,000,000	3.13%, 05/15/2029(3)	852,741
	California State Health Facs Finance Auth Rev
5,155,000	4.00%, 08/15/2040	4,706,538
1,000,000	5.00%, 02/01/2029	1,048,156
	California State, GO Taxable
2,315,000	4.00%, 11/01/2041	2,151,150
3,000,000	5.00%, 08/01/2029	3,171,711
5,000,000	5.00%, 04/01/2042	5,185,922
700,000	City of Fontana, CA, 4.00%, 09/01/2051	540,262
	City of Los Angeles, CA, Department of Airports Rev
6,570,000	3.00%, 05/15/2039	4,973,894
4,000,000	4.00%, 05/15/2035	3,843,642
1,000,000	5.00%, 05/15/2029	1,031,546
	Elk Grove, CA, Finance Auth, (BAM Insured)
315,000	5.00%, 09/01/2031	327,964
910,000	5.00%, 09/01/2032	945,995
2,600,000	Fresno, CA, Unified School Dist, GO 0.00%, 08/01/2031(4)	1,810,067
47,955,000	Golden State Tobacco Securitization Corp., CA Rev 0.00%, 06/01/2066(4)	4,000,022
	Hemet, CA, Unified School Dist Financing Auth
1,440,000	5.00%, 09/01/2030	1,461,670
1,535,000	5.00%, 09/01/2031	1,555,800
	Inglewood, CA, Redevelopment Agency, (BAM Insured)
1,000,000	5.00%, 05/01/2028	1,056,938
1,000,000	5.00%, 05/01/2029	1,059,116
5,225,000	Long Beach, CA, Finance Auth Natural Gas Rev 3.40%, 11/15/2027, 3 mo. USD LIBOR + 1.450%(1)	4,962,398
2,500,000	Los Angeles, CA, Department of Water & Power Rev 5.00%, 07/01/2025	2,614,114
2,755,000	Los Angeles, CA, Unified School District, GO 5.00%, 07/01/2025	2,882,908
3,710,000	Northern California Energy Auth Rev 4.00%, 07/01/2049(1)	3,678,803
	Orange County, CA, Community Facs Dist
980,000	5.00%, 08/15/2034	990,045
1,000,000	5.00%, 08/15/2036	1,008,016
2,500,000	5.00%, 08/15/2041	2,483,967
1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Successor Agency, (AGM Insured) 5.00%, 09/01/2029	1,026,297
2,000,000	Romoland, CA, School Dist 5.00%, 09/01/2048	1,924,555
50,000	San Diego, CA, Redevelopment Agency Successor Agency Rev 5.25%, 09/01/2026	50,082
	San Diego, CA, United School Dist, GO
805,000	4.00%, 07/01/2034	805,520
865,000	4.00%, 07/01/2035	850,666
	San Joaquin Hills, CA, Transportation Corridor Agency Rev

The accompanying notes are an integral part of these financial statements.
94

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	California - 6.1% - (continued)
$ 4,382,000	4.00%, 01/15/2034	$ 4,078,681
2,665,000	5.00%, 01/15/2033	2,725,688
	Santa Margarita, CA, Water Dist
475,000	5.00%, 09/01/2023	479,000
480,000	5.00%, 09/01/2024	483,979
480,000	5.00%, 09/01/2025	483,935
2,065,000	5.00%, 09/01/2028	2,100,137
1,500,000	Stockton, CA, Redevelopment Agency, (AGM Insured) 5.00%, 09/01/2029	1,571,618
		98,712,315
	Colorado - 2.5%
	Arapahoe County, CO, School Dist No. 6 Littleton, GO, (State Aid Withholding Insured)
1,230,000	5.50%, 12/01/2032	1,357,775
1,655,000	5.50%, 12/01/2034	1,815,290
	City & County of Denver, CO, Airport System Rev
7,985,000	5.00%, 12/01/2029	8,208,558
1,000,000	5.00%, 12/01/2034	999,445
1,575,000	5.00%, 12/01/2036	1,560,373
1,500,000	5.00%, 11/15/2039	1,574,279
750,000	5.00%, 11/15/2042	778,483
	Colorado Health Facs Auth Rev
1,320,000	4.00%, 12/01/2040	1,062,263
3,150,000	5.00%, 11/01/2040	3,065,905
6,665,000	5.00%, 08/01/2044	6,356,847
1,000,000	5.25%, 11/01/2039	1,012,058
1,470,000	Denver, CO, Convention Center Hotel Auth Rev 5.00%, 12/01/2031	1,484,735
3,650,000	E-470 Public Highway, CO, Auth Rev 2.39%, 09/01/2039, 3 mo. USD SOFR + 0.350%(1)	3,594,567
	Park Creek, CO, Metropolitan Dist Rev
2,000,000	5.00%, 12/01/2029	2,061,807
1,195,000	5.00%, 12/01/2033	1,258,527
1,035,000	Regional Transportation Dist, CO, Rev 5.00%, 07/15/2031	1,051,620
1,590,000	University of Colorado, Rev 2.00%, 06/01/2051(1)	1,510,676
	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured)
230,000	5.00%, 12/15/2023	233,636
125,000	5.00%, 12/15/2025	130,310
50,000	5.00%, 12/15/2026	52,921
225,000	5.00%, 12/15/2030	238,235
160,000	5.00%, 12/15/2032	168,980
		39,577,290
	Connecticut - 2.3%
6,500,000	City of Bridgeport, CT, GO, (AGM Insured) 5.00%, 08/15/2025	6,768,175
	Connecticut Housing Finance Auth Rev
4,120,000	3.00%, 11/15/2050	3,923,088
35,000	4.00%, 11/15/2044	34,940
335,000	4.00%, 11/15/2045	333,650
850,000	4.00%, 05/15/2047	838,086
	Connecticut State Health & Educational Facs Auth Rev
9,290,000	1.10%, 07/01/2049(1)	8,604,549
440,000	5.00%, 07/01/2027	437,601
470,000	5.00%, 07/01/2028	466,086
1,150,000	5.00%, 07/01/2029	1,183,821
720,000	5.00%, 07/01/2030	707,631
545,000	5.00%, 07/01/2031	542,937
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Connecticut - 2.3% - (continued)
$ 950,000	Hartford, CT, GO, (AGM ST GTD Insured) 5.00%, 07/01/2027	$ 982,688
2,600,000	New Haven, CT, GO, (AGM Insured) 5.00%, 08/01/2024	2,663,853
	State of Connecticut, GO
250,000	5.00%, 03/15/2024	256,015
1,450,000	5.00%, 03/15/2025	1,504,934
750,000	5.00%, 05/15/2025	780,301
2,425,000	5.00%, 06/15/2026	2,558,251
2,500,000	5.00%, 04/15/2029	2,652,821
620,000	State of Connecticut, Rev 5.00%, 05/01/2033	665,554
	Waterbury, CT, GO
405,000	5.00%, 11/15/2031	427,011
1,000,000	5.00%, 11/15/2032	1,051,708
		37,383,700
	Delaware - 0.1%
	Delaware River & Bay Auth Rev
675,000	5.00%, 01/01/2028	723,075
400,000	5.00%, 01/01/2030	436,859
		1,159,934
	District of Columbia - 0.3%
	Dist of Columbia Rev
735,000	5.00%, 07/01/2032	677,061
270,000	5.00%, 07/01/2037	237,878
	Metropolitan Washington, DC, Airports Auth Aviation Rev
755,000	5.00%, 10/01/2028	782,912
3,000,000	5.00%, 10/01/2033	3,040,950
		4,738,801
	Florida - 4.9%
	Broward County, FL, Airport System Rev
2,175,000	4.00%, 10/01/2044	1,800,618
1,250,000	5.00%, 10/01/2024	1,274,790
2,830,000	5.00%, 09/01/2028	3,059,240
	Capital Projects Finance Auth, FL, Rev
1,315,000	5.00%, 10/01/2027	1,314,376
1,000,000	5.00%, 10/01/2028	995,913
1,430,000	City of Atlantic Beach, FL, Health Care Facs Auth Rev 5.00%, 11/15/2048	1,342,901
	City of Pompano Beach, FL, Rev
1,490,000	1.45%, 01/01/2027	1,273,601
3,600,000	2.00%, 01/01/2029	2,937,085
	City of Port St. Lucie, FL, Special Assessment Rev
3,000,000	4.00%, 07/01/2028	3,043,630
3,000,000	4.00%, 07/01/2029	3,038,510
	City of Tampa, FL, Rev
1,000,000	0.00%, 09/01/2036(4)	481,472
1,000,000	0.00%, 09/01/2038(4)	430,924
2,065,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2045	1,625,767
	Florida Dev Finance Corp. Rev
6,330,000	2.90%, 12/01/2056(1)	6,279,632
350,000	5.00%, 04/01/2023	352,351
500,000	5.00%, 04/01/2024	509,760
200,000	5.00%, 04/01/2025	204,538
3,380,000	Gainesville, FL, Utilities System Rev 5.00%, 10/01/2047	3,415,863
4,000,000	Greater Orlando, FL, Aviation Auth Rev 5.00%, 10/01/2031	4,090,037
55,000	Magnolia Creek, FL, Community Dev Dist Capital Improvement 5.90%, 05/01/2039*(5)	30,250

The accompanying notes are an integral part of these financial statements.
95

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Florida - 4.9% - (continued)
$ 1,000,000	Manatee County, FL, School Dist Rev, (AGM Insured) 5.00%, 10/01/2030	$ 1,048,502
1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,019,053
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,005,746
530,000	5.00%, 10/01/2027	535,606
2,000,000	5.00%, 10/01/2033	1,991,460
	Orange County, FL, Convention Center/Orlando Rev
1,000,000	5.00%, 10/01/2024	1,028,206
1,520,000	5.00%, 10/01/2025	1,583,399
	Orange County, FL, Health Facs Auth Rev
1,190,000	5.00%, 08/01/2024	1,234,516
1,280,000	5.00%, 08/01/2025	1,327,883
1,350,000	5.00%, 08/01/2026	1,400,501
8,075,000	Orlando, FL, Utilities Commission Rev 1.25%, 10/01/2046(1)	6,296,996
	Osceola County, FL, Transportation Rev
1,330,000	0.00%, 10/01/2031(4)	809,372
1,000,000	0.00%, 10/01/2032(4)	571,815
	Polk County, FL, Industrial Dev Auth Rev
1,750,000	5.00%, 01/01/2039	1,573,712
4,850,000	5.00%, 01/01/2055	3,990,614
1,150,000	Putnam County, FL, Dev Auth Rev 5.00%, 03/15/2042	1,191,615
3,330,000	Seminole County, FL, Industrial Dev Auth Rev 3.75%, 11/15/2025	3,085,571
1,000,000	St. Johns County, FL, Industrial Dev Auth Rev 4.00%, 12/15/2050	677,063
840,000	Village Community, FL, Dev Dist No. 13 2.55%, 05/01/2031	661,028
8,175,000	Village Community, FL, Dev Dist No. 14 4.75%, 05/01/2032	8,011,585
	Volusia County, FL, Educational Facs Auth Rev
60,000	4.00%, 10/15/2035	54,472
55,000	4.00%, 10/15/2036	49,541
750,000	4.00%, 10/15/2037	669,347
750,000	4.00%, 10/15/2038	662,694
		77,981,555
	Georgia - 3.9%
	Burke County, GA, Dev Auth Rev
4,995,000	1.50%, 01/01/2040(1)	4,611,677
2,665,000	2.25%, 10/01/2032(1)	2,633,132
4,450,000	3.00%, 11/01/2045(1)	4,435,204
3,645,000	County of Monroe, GA, Dev Auth Rev 1.00%, 07/01/2049(1)	3,130,060
	Main Street Natural Gas, Inc., GA, Rev
1,100,000	4.00%, 12/01/2024	1,082,361
1,250,000	4.00%, 12/01/2025	1,219,055
2,150,000	4.00%, 08/01/2049(1)	2,136,485
5,915,000	4.00%, 05/01/2052	5,538,792
18,245,000	4.00%, 07/01/2052(1)	17,625,856
4,165,000	5.00%, 05/15/2032	4,194,583
	Municipal Electric Auth, GA, Rev
1,100,000	4.00%, 01/01/2051	890,836
1,000,000	5.00%, 11/01/2022	1,000,000
1,075,000	5.00%, 01/01/2024	1,077,385
4,595,000	5.00%, 01/01/2028	4,730,930
1,825,000	5.00%, 01/01/2028	1,897,875
740,000	5.00%, 01/01/2031	769,558
1,100,000	5.00%, 01/01/2032	1,134,843
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Georgia - 3.9% - (continued)
$ 515,000	5.00%, 01/01/2033	$ 527,493
3,130,000	5.00%, 07/01/2052	2,926,336
1,700,000	5.00%, 01/01/2056	1,584,554
		63,147,015
	Hawaii - 0.1%
1,260,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	1,292,388
	Idaho - 0.2%
4,930,000	Idaho Health Facs Auth Rev 4.00%, 03/01/2046	4,022,524
	Illinois - 13.3%
	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO
530,000	0.00%, 01/01/2025(4)	486,171
765,000	0.00%, 01/01/2027(4)	644,403
	Chicago, IL, Board of Education, GO
2,500,000	0.00%, 12/01/2025(4)	2,165,078
3,495,000	4.00%, 12/01/2047	2,580,921
1,030,000	5.00%, 12/01/2022	1,030,606
600,000	5.00%, 12/01/2023	602,641
1,000,000	5.00%, 12/01/2024	1,019,389
8,250,000	5.00%, 12/01/2031	8,006,920
2,440,000	5.00%, 12/01/2032	2,351,289
3,500,000	5.00%, 12/01/2034	3,315,303
1,510,000	5.00%, 12/01/2042	1,336,376
3,760,000	5.00%, 12/01/2046	3,266,315
	Chicago, IL, Board of Education, Rev
1,000,000	5.00%, 04/01/2046	910,083
715,000	6.00%, 04/01/2046	727,418
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
1,000,000	4.00%, 12/01/2051	830,991
1,635,000	5.00%, 12/01/2025	1,706,762
4,350,000	Chicago, IL, O'Hare International Airport Rev 4.50%, 01/01/2048	3,804,430
	Chicago, IL, Transit Auth Rev
1,000,000	4.00%, 12/01/2050	773,207
1,250,000	4.00%, 12/01/2055	950,669
415,000	5.00%, 06/01/2025	422,763
8,250,000	5.00%, 12/01/2046	7,838,588
1,000,000	5.00%, 12/01/2052	931,801
1,000,000	5.00%, 12/01/2055	929,295
	City of Chicago, IL, GO, (NATL Insured)
325,000	0.00%, 01/01/2026(4)	283,934
65,000	5.00%, 01/01/2023	65,076
2,000,000	5.00%, 01/01/2024	2,006,560
	City of Chicago, IL, Wastewater Transmission Rev
1,000,000	5.00%, 01/01/2028	1,007,469
2,500,000	5.00%, 01/01/2029	2,518,702
	City of Chicago, IL, Waterworks Rev
135,000	5.00%, 11/01/2023	135,361
1,000,000	5.00%, 11/01/2027	1,025,940
1,020,000	5.00%, 11/01/2028	1,038,674
1,205,000	5.00%, 11/01/2029	1,208,279
3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	3,568,491
	Cook County, IL, Community High School Dist No. 212 Leyden Rev, (BAM Insured)
1,775,000	5.00%, 12/01/2026	1,836,319
310,000	5.00%, 12/01/2027	320,393
1,000,000	5.00%, 12/01/2034	1,020,992

The accompanying notes are an integral part of these financial statements.
96

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 13.3% - (continued)
$ 1,000,000	Cook County, IL, Sales Tax Rev 5.00%, 11/15/2030	$ 1,075,809
	County of Cook, IL, GO
3,100,000	4.00%, 11/15/2025	3,106,927
2,970,000	4.00%, 11/15/2026	2,966,003
1,000,000	5.00%, 11/15/2026	1,049,819
4,300,000	5.00%, 11/15/2027	4,509,283
2,940,000	5.00%, 11/15/2031	3,096,174
1,690,000	County of Cook, IL, Sales Tax Rev 5.00%, 11/15/2031	1,801,122
	Illinois State Finance Auth Rev
1,000,000	5.00%, 10/01/2023	1,013,666
1,000,000	5.00%, 11/15/2023	1,015,398
700,000	5.00%, 10/01/2028	726,776
1,000,000	5.00%, 11/15/2028	1,024,934
2,650,000	5.00%, 11/15/2031	2,697,031
1,420,000	5.00%, 08/15/2033	1,482,982
2,500,000	5.00%, 11/15/2033	2,523,564
2,135,000	5.00%, 11/15/2034	2,140,048
1,045,000	5.00%, 08/15/2035	1,084,745
3,035,000	5.00%, 05/15/2050(1)	3,088,102
	Illinois State Toll Highway Auth, Taxable Rev
1,000,000	5.00%, 01/01/2027	1,002,444
2,500,000	5.00%, 01/01/2031	2,660,139
	Kane Cook & DuPage Counties, IL, GO
4,200,000	5.00%, 01/01/2031	4,239,999
1,700,000	5.00%, 01/01/2034	1,712,341
1,700,000	5.00%, 01/01/2035	1,710,421
	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO
1,875,000	5.00%, 01/01/2027	1,915,781
2,000,000	5.00%, 01/01/2029	2,104,247
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
1,150,000	5.00%, 02/01/2025	1,188,914
4,000,000	5.00%, 02/01/2026	4,184,086
1,665,000	5.00%, 02/01/2034	1,711,201
	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured)
4,000,000	0.00%, 12/15/2024(4)	3,640,860
2,000,000	0.00%, 06/15/2027(4)	1,637,921
3,895,000	0.00%, 12/15/2042(4)	1,971,046
2,980,000	4.00%, 12/15/2042	2,410,971
1,000,000	5.00%, 12/15/2035	964,882
	Railsplitter, IL, Tobacco Settlement Auth Rev
1,000,000	5.00%, 06/01/2026	1,034,954
1,940,000	5.00%, 06/01/2027	2,004,071
	Regional Transportation, IL, Auth Rev
600,000	5.00%, 06/01/2035	627,705
6,010,000	6.00%, 07/01/2024	6,181,457
3,525,000	6.00%, 07/01/2031	3,955,006
	Sales Tax Securitization Corp., IL, Rev
1,000,000	5.00%, 01/01/2025	1,027,397
7,900,000	5.00%, 01/01/2026	8,152,219
2,560,000	5.00%, 01/01/2029	2,649,454
5,545,000	5.00%, 01/01/2030	5,744,470
2,775,000	5.00%, 01/01/2033	2,866,712
5,000,000	State of Illinois 5.00%, 10/01/2027	5,019,221
	State of Illinois, GO
3,500,000	5.00%, 11/01/2024	3,530,407
4,785,000	5.00%, 11/01/2025	4,822,019
1,985,000	5.00%, 02/01/2026	1,990,796
2,000,000	5.00%, 10/01/2026	2,014,035
6,540,000	5.00%, 11/01/2026	6,584,666
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 13.3% - (continued)
$ 1,250,000	5.00%, 02/01/2027	$ 1,257,979
2,715,000	5.00%, 11/01/2028	2,718,561
1,215,000	5.00%, 03/01/2029	1,216,353
5,480,000	5.00%, 10/01/2031	5,453,659
950,000	5.00%, 05/01/2033	937,444
5,240,000	5.00%, 12/01/2034	5,100,673
3,460,000	5.00%, 03/01/2046	3,149,850
835,000	5.38%, 05/01/2023	840,718
3,780,000	5.50%, 03/01/2042	3,738,108
1,185,000	State of Illinois, Sales Tax Rev 5.00%, 06/15/2024	1,191,734
		213,934,913
	Indiana - 1.1%
1,942,312	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	1,683,835
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
2,185,000	3.00%, 07/01/2051	2,068,360
3,185,000	3.00%, 07/01/2052	2,945,989
1,485,000	3.25%, 07/01/2049	1,432,666
	Indiana Municipal Power Agency Rev
1,050,000	5.00%, 01/01/2032	1,110,006
870,000	5.00%, 01/01/2033	918,544
180,000	5.00%, 01/01/2034	189,820
	Indiana State Finance Auth Rev
1,625,000	5.00%, 03/01/2023	1,627,699
1,000,000	5.00%, 12/01/2029	1,027,017
	Indianapolis, IN, Local Public Improvement Bond Bank Rev
1,000,000	5.00%, 01/01/2029	1,006,003
1,000,000	5.00%, 01/01/2031	1,012,236
2,000,000	Whiting, IN, Environmental Facs Rev 5.00%, 03/01/2046(1)	2,003,667
		17,025,842
	Iowa - 0.4%
	Iowa Student Loan Liquidity Corp. Rev
180,000	5.00%, 12/01/2022	180,205
650,000	5.00%, 12/01/2024	661,303
6,115,000	State of Iowa Tobacco Settlement Auth Rev 4.00%, 06/01/2049	5,578,076
		6,419,584
	Kansas - 0.2%
	Wyandotte County-Kansas City, KS, System Rev
1,000,000	5.00%, 09/01/2025	1,025,991
1,390,000	5.00%, 09/01/2028	1,437,317
		2,463,308
	Kentucky - 0.9%
4,750,000	County of Trimble, KY, Rev 1.30%, 09/01/2044(1)	3,789,318
	Kentucky Bond Dev Corp. Rev
1,000,000	5.00%, 09/01/2032	1,060,150
1,100,000	5.00%, 09/01/2033	1,159,273
1,200,000	5.00%, 09/01/2034	1,257,614
1,025,000	5.00%, 09/01/2035	1,070,319
2,910,000	Kentucky Economic Dev Finance Auth Rev, (AGM Insured) 5.00%, 12/01/2047	2,763,593
4,000,000	Kentucky Public Energy Auth Rev 4.00%, 01/01/2049(1)	3,936,592
		15,036,859

The accompanying notes are an integral part of these financial statements.
97

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Louisiana - 1.5%
$ 1,965,000	East Baton Rouge, LA, Sewerage Commission Rev 1.30%, 02/01/2041(1)	$ 1,605,131
1,010,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	1,005,859
	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev
975,000	5.75%, 11/15/2030	943,345
1,155,000	6.00%, 11/15/2030	1,135,511
1,750,000	6.00%, 11/15/2035	1,648,890
4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,109,748
	New Orleans, LA, Aviation Board Rev
750,000	5.00%, 01/01/2026	765,656
500,000	5.00%, 01/01/2027	511,219
1,250,000	5.00%, 01/01/2034	1,239,947
3,740,000	Parish of St. John the Baptist, LA, Rev 2.38%, 06/01/2037(1)	3,404,341
	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured)
1,815,000	5.00%, 01/01/2026	1,899,362
1,220,000	5.00%, 01/01/2027	1,290,147
2,000,000	Shreveport, LA, Water & Sewer Rev, (AGM Insured) 5.00%, 12/01/2027	2,090,163
2,975,000	State of Louisiana Gasoline & Fuels Tax Rev 2.64%, 05/01/2043, 3 mo. USD SOFR + 0.500%(1)	2,869,139
		24,518,458
	Maine - 0.2%
1,000,000	Finance Auth of Maine Rev, (AGM Insured) 5.00%, 12/01/2023	1,014,417
	Maine Health & Higher Educational Facs Auth Rev, (AGM Insured)
535,000	5.00%, 07/01/2023	540,791
675,000	5.00%, 07/01/2024	691,844
1,665,000	Maine State Housing Auth Rev 4.00%, 11/15/2050	1,634,192
		3,881,244
	Maryland - 0.2%
480,000	Howard County, MD, Special Obligation 4.00%, 02/15/2028(3)	454,088
1,840,000	State of Maryland, GO 5.00%, 03/15/2028	1,966,684
		2,420,772
	Massachusetts - 1.9%
1,000,000	Massachusetts Clean Water Trust Rev 5.00%, 02/01/2024	1,022,008
	Massachusetts Educational Financing Auth Rev
500,000	5.00%, 01/01/2025	509,938
1,030,000	5.00%, 07/01/2026	1,059,625
1,050,000	5.00%, 07/01/2027	1,086,928
1,125,000	5.00%, 07/01/2030	1,162,213
1,250,000	5.00%, 07/01/2031	1,290,076
	Massachusetts Housing Finance Agency Rev
500,000	3.10%, 06/01/2023	498,085
900,000	3.15%, 06/01/2023	896,809
400,000	3.25%, 06/01/2024	395,456
200,000	Massachusetts School Building Auth Rev 5.00%, 11/15/2030	210,797
	Massachusetts State Dev Finance Agency Rev
3,760,000	2.84%, 07/01/2049(1)(3)	3,720,655
1,000,000	4.00%, 10/01/2024(3)	1,001,617
1,000,000	4.00%, 10/01/2025(3)	1,001,063
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Massachusetts - 1.9% - (continued)
$ 635,000	4.00%, 10/01/2026(3)	$ 634,754
165,000	4.00%, 07/15/2036	162,226
1,000,000	5.00%, 07/01/2025	1,033,742
1,720,000	5.00%, 07/01/2028	1,753,883
1,850,000	5.00%, 07/01/2029	1,887,628
3,350,000	5.00%, 07/01/2030	3,402,783
955,000	5.00%, 07/01/2031	964,656
2,760,000	5.00%, 07/01/2035	2,760,194
1,500,000	5.00%, 07/15/2040	1,627,018
3,000,000	5.50%, 12/01/2052(2)	3,119,962
		31,202,116
	Michigan - 2.0%
5,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	5,231,279
1,200,000	Lincoln Park, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,301,848
	Michigan Finance Auth Rev
1,000,000	4.00%, 12/01/2047	828,796
1,000,000	5.00%, 07/01/2027	1,024,288
1,000,000	5.00%, 07/01/2028	1,023,780
1,000,000	5.00%, 07/01/2029	1,017,647
2,700,000	5.00%, 10/01/2030	2,742,580
2,555,000	5.00%, 06/01/2033	2,624,179
1,000,000	5.00%, 06/01/2034	1,027,076
915,000	5.00%, 11/01/2034	967,194
1,000,000	5.00%, 11/01/2035	1,055,445
1,000,000	5.00%, 11/01/2036	1,053,959
1,000,000	5.00%, 11/01/2038	1,048,558
1,000,000	Michigan State Building Auth Rev 5.00%, 04/15/2027	1,054,239
	Michigan State Hospital Finance Auth Rev
1,505,000	4.00%, 11/15/2031	1,477,696
345,000	4.00%, 11/15/2032	333,177
2,075,000	5.00%, 11/15/2047	2,032,294
2,215,000	Michigan State Housing Dev Auth Rev 4.25%, 12/01/2049	2,191,356
1,375,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	1,500,038
370,000	State of Michigan Rev 5.00%, 03/15/2027	394,203
2,465,000	Wayne County, MI, Airport Auth Rev, 5.00%, 12/01/2030	2,525,486
		32,455,118
	Minnesota - 1.5%
1,180,000	Duluth, MN, Independent School Dist No. 709, (SD CRED PROG Insured) 4.00%, 02/01/2027	1,178,059
1,947,784	Freddie Mac Multifamily Certificates, MN, Rev 2.54%, 06/25/2037	1,580,236
	Minneapolis-St. Paul, MN, Metropolitan Airports Commission Rev
1,000,000	5.00%, 01/01/2035	994,697
1,000,000	5.00%, 01/01/2036	986,936
1,000,000	5.00%, 01/01/2037	980,418
1,750,000	Minnesota Higher Education Facs Auth Rev 4.00%, 10/01/2046	1,506,497
	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured)
285,000	1.45%, 07/01/2024	273,404
350,000	1.55%, 07/01/2025	327,459
4,610,000	3.00%, 01/01/2051	4,364,288
6,695,000	3.00%, 07/01/2052	6,278,989
4,215,000	3.00%, 07/01/2052	3,943,120

The accompanying notes are an integral part of these financial statements.
98

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Minnesota - 1.5% - (continued)
	St. Francis, MN, Independent School Dist No. 15, GO, (SD CRED PROG Insured)
$ 315,000	4.00%, 02/01/2029	$ 315,459
365,000	4.00%, 02/01/2030	365,457
750,000	4.00%, 02/01/2031	750,864
		23,845,883
	Mississippi - 0.4%
725,000	Mississippi Home Corp. Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2050	686,089
1,600,000	State of Mississippi Gaming Tax Rev 5.00%, 10/15/2037	1,651,765
	State of Mississippi Rev
1,000,000	5.00%, 10/15/2025	1,038,530
2,450,000	5.00%, 10/15/2029	2,527,617
1,000,000	5.00%, 10/15/2036	1,034,353
		6,938,354
	Missouri - 0.9%
	City of St. Louis, MO, Airport Rev
540,000	5.00%, 07/01/2030	552,111
1,000,000	5.00%, 07/01/2032	1,028,878
1,000,000	5.00%, 07/01/2047	996,137
5,400,000	Kirkwood, MO, Industrial Dev Auth Retirement Community Rev 5.25%, 05/15/2042	4,476,879
6,450,000	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.25%, 11/01/2052	6,099,487
1,255,000	St. Louis County, MO, Industrial Dev Auth Rev 5.00%, 09/01/2026	1,226,733
1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027*(5)	260,000
		14,640,225
	Montana - 0.3%
1,600,000	Montana Board of Housing Rev 4.00%, 12/01/2043	1,579,852
2,500,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2028	2,569,384
		4,149,236
	Nebraska - 1.6%
1,000,000	Central Plains Energy Project, NE, Rev 4.00%, 12/01/2049	987,736
	Central Plains, NE, Energy Project Rev
210,000	5.00%, 09/01/2025	212,582
3,325,000	5.00%, 09/01/2028	3,388,163
1,530,000	5.00%, 09/01/2033	1,539,433
3,890,000	5.00%, 09/01/2042	3,722,365
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
4,390,000	3.00%, 09/01/2045	4,132,972
7,920,000	3.00%, 09/01/2050	7,431,692
4,300,000	Washington County, NE, Rev 0.90%, 09/01/2030(1)	3,974,653
		25,389,596
	Nevada - 1.3%
	City of North Las Vegas, NV
455,000	4.50%, 06/01/2039	406,114
700,000	4.63%, 06/01/2043	614,315
945,000	4.63%, 06/01/2049	801,980
	City of Reno, NV, Sales Tax Rev
250,000	5.00%, 06/01/2024	253,029
250,000	5.00%, 06/01/2026	256,219
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Nevada - 1.3% - (continued)
$ 360,000	City of Sparks, NV, Rev 2.50%, 06/15/2024(3)	$ 345,104
	Clark County, NV, School Dist, GO
830,000	5.00%, 06/15/2026	866,590
1,000,000	5.00%, 06/15/2028	1,068,292
4,560,000	5.00%, 06/15/2029	4,919,523
1,900,000	5.00%, 06/15/2029	2,018,774
1,500,000	5.00%, 06/15/2031	1,618,642
2,995,000	Las Vegas Convention & Visitors Auth Rev 5.00%, 07/01/2037	3,100,130
	Las Vegas, NV, New Convention Center Auth Rev
1,900,000	5.00%, 07/01/2029	1,978,910
400,000	5.00%, 07/01/2031	408,484
365,000	5.00%, 07/01/2032	372,446
300,000	5.00%, 07/01/2033	305,537
475,000	5.00%, 07/01/2034	482,922
750,000	5.00%, 07/01/2043	759,858
	Las Vegas, NV, Special Improvement Dist
265,000	5.00%, 06/01/2027	266,165
290,000	5.00%, 06/01/2028	290,981
515,000	5.00%, 06/01/2029	515,826
10,000	Nevada State, GO 5.00%, 03/01/2026	10,058
		21,659,899
	New Hampshire - 0.2%
1,320,000	New Hampshire Business Finance Auth Rev 4.00%, 01/01/2041	1,066,783
1,715,000	New Hampshire Health and Education Facs Auth Rev 5.00%, 08/01/2059	1,596,957
		2,663,740
	New Jersey - 1.7%
705,000	City of Bayonne, NJ, GO, (AGM School Board Reserve Fund Insured) 0.00%, 07/01/2023(4)	688,537
	New Jersey Economic Dev Auth Rev
565,000	5.00%, 03/01/2023	566,920
1,200,000	5.00%, 06/15/2023	1,209,672
1,000,000	5.00%, 11/01/2032	1,029,575
1,500,000	5.00%, 11/01/2033	1,535,960
1,285,000	5.00%, 11/01/2034	1,299,793
830,000	New Jersey Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2050	703,604
	New Jersey Higher Education Student Assistance Auth Rev
1,420,000	5.00%, 12/01/2025	1,451,879
1,000,000	5.00%, 12/01/2026	1,029,631
	New Jersey Transportation Trust Fund Auth Rev, (AGM Insured)
5,000,000	0.00%, 12/15/2032(4)	3,092,181
1,000,000	5.00%, 12/15/2023	1,013,906
1,610,000	5.00%, 12/15/2024	1,645,022
	New Jersey Turnpike Auth Rev
3,365,000	4.00%, 01/01/2042	3,054,134
2,725,000	5.25%, 01/01/2026	2,863,402
1,000,000	Newark, NJ, Board of Education, GO, (BAM Insured) 4.00%, 07/15/2034	954,368
2,000,000	State of New Jersey, GO 5.00%, 06/01/2027	2,070,362
2,870,000	Tobacco Settlement Financing Corp., NJ, Rev 5.00%, 06/01/2029	2,965,992
		27,174,938
	New Mexico - 0.6%
1,045,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	822,723

The accompanying notes are an integral part of these financial statements.
99

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	New Mexico - 0.6% - (continued)
	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
$ 3,920,000	3.00%, 01/01/2052	$ 3,671,208
5,030,000	3.00%, 03/01/2053	4,689,468
		9,183,399
	New York - 12.4%
5,295,000	Brookhaven, NY, Local Dev Corp. Rev 1.63%, 11/01/2025	4,837,769
	City of New York, NY, GO
785,000	4.00%, 03/01/2038	717,435
4,900,000	5.00%, 08/01/2026	5,181,264
5,000,000	5.00%, 08/01/2033	5,109,341
935,000	Huntington, NY, Local Dev Corp. Rev 3.00%, 07/01/2025	892,445
7,500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(1)	6,691,499
	Metropolitan Transportation Auth, NY, Rev, (AGM Insured)
370,000	0.00%, 11/15/2027(4)	297,207
1,000,000	5.00%, 11/15/2030	1,007,907
1,025,000	5.00%, 11/15/2032	1,018,319
4,000,000	5.00%, 11/15/2034(1)	4,035,793
845,000	5.00%, 11/15/2036	869,843
9,005,000	5.00%, 11/15/2045(1)	9,124,058
5,755,000	5.00%, 11/15/2052	5,165,376
1,335,000	New York City, NY, Housing Dev Corp. Rev 4.50%, 02/15/2048	1,308,647
	New York City, NY, Industrial Dev Agency Rev, (AGM Insured)
2,750,000	3.00%, 01/01/2039	2,016,019
1,180,000	5.00%, 03/01/2030	1,252,001
1,000,000	New York City, NY, Transitional Finance Auth Building Aid Rev, (State Aid Withholding Insured) 5.00%, 07/15/2026	1,044,524
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
1,875,000	4.00%, 05/01/2035	1,783,041
3,000,000	4.00%, 11/01/2036	2,818,768
1,525,000	4.00%, 11/01/2037	1,414,711
3,460,000	4.00%, 05/01/2038	3,181,524
1,000,000	4.00%, 05/01/2039	911,188
2,345,000	5.00%, 11/01/2033	2,519,636
2,995,000	5.00%, 05/01/2036	3,132,415
3,335,000	New York City, NY, Water & Sewer System Rev 5.00%, 06/15/2044	3,435,282
	New York Liberty Dev Corp. Rev
2,370,000	0.95%, 11/15/2027	1,952,098
2,145,000	1.20%, 11/15/2028	1,720,020
2,035,000	3.00%, 02/15/2042	1,468,778
14,775,000	5.00%, 11/15/2044(3)	12,932,420
2,300,000	5.15%, 11/15/2034(3)	2,190,846
	New York State Dormitory Auth Rev
27,275,000	3.00%, 03/15/2041	19,993,903
2,500,000	5.00%, 03/15/2030	2,573,273
2,500,000	5.00%, 03/15/2033	2,609,852
3,800,000	5.00%, 03/15/2035	4,004,143
1,500,000	5.00%, 03/15/2036	1,521,371
4,000,000	5.00%, 03/15/2043	4,081,278
1,000,000	New York State Thruway Auth Rev 4.00%, 01/01/2037	915,958
	New York State Urban Dev Corp. Rev
15,000,000	4.00%, 03/15/2037	14,081,241
1,000,000	5.00%, 03/15/2026	1,006,628
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	New York - 12.4% - (continued)
	New York Transportation Dev Corp. Rev
$ 1,350,000	5.00%, 12/01/2023	$ 1,358,910
265,000	5.00%, 12/01/2025	268,808
1,000,000	5.00%, 12/01/2029	1,016,746
4,700,000	5.00%, 12/01/2030	4,688,977
1,000,000	5.00%, 12/01/2031	1,002,862
3,870,000	5.00%, 12/01/2033	3,737,110
1,000,000	5.00%, 12/01/2036	945,507
	Port Auth of New York & New Jersey Rev
1,190,000	4.00%, 07/15/2040	1,067,947
2,750,000	5.00%, 10/15/2025	2,802,958
1,000,000	5.00%, 10/15/2028	1,020,811
4,500,000	5.00%, 11/01/2038	4,403,507
1,455,000	5.00%, 08/01/2039	1,412,389
2,250,000	5.00%, 11/01/2044	2,101,476
1,880,000	5.25%, 08/01/2040	1,947,954
2,465,000	Sales Tax Asset Receivable Corp., NY, Rev 4.00%, 10/15/2032	2,501,893
	State of New York Mortgage Agency Rev
1,000,000	3.15%, 04/01/2024	991,252
1,330,000	3.25%, 10/01/2024	1,312,668
3,545,000	3.50%, 10/01/2032	3,405,355
170,000	3.50%, 10/01/2034	168,736
	Syracuse, NY, Industrial Dev Agency Rev
320,000	5.00%, 01/01/2029	265,506
2,635,000	5.00%, 01/01/2031	2,059,773
2,340,000	Town of Oyster Bay, NY, GO, (BAM Insured) 5.00%, 08/15/2024	2,412,167
	Triborough Bridge & Tunnel Auth, NY, Rev
1,325,000	0.00%, 11/15/2031(4)	882,885
4,000,000	5.00%, 11/15/2040	4,176,209
3,750,000	5.00%, 11/15/2041	3,893,070
2,000,000	TSASC, Inc., NY, Rev 5.00%, 06/01/2026	2,062,328
	Westchester County, NY, Local Dev Rev
3,420,000	2.88%, 07/01/2026(3)	3,251,093
3,950,000	3.20%, 07/01/2028(3)	3,664,324
		199,641,042
	North Carolina - 0.8%
	North Carolina Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured)
2,870,000	3.00%, 07/01/2051	2,693,166
1,290,000	4.00%, 07/01/2047	1,274,294
	North Carolina Medical Care Commission Retirement Facs Rev
245,000	4.00%, 01/01/2026	232,470
565,000	5.00%, 01/01/2027	547,432
795,000	5.00%, 01/01/2028	762,799
275,000	5.00%, 01/01/2029	261,388
1,050,000	5.00%, 01/01/2039	898,460
3,670,000	5.00%, 01/01/2044	3,398,682
	North Carolina Raleigh Durham Airport Auth Rev
1,500,000	5.00%, 05/01/2027	1,551,296
1,000,000	5.00%, 05/01/2030	1,019,057
		12,639,044
	North Dakota - 0.4%
	North Dakota Housing Finance Agency Rev
3,280,000	3.00%, 07/01/2051	3,108,831
2,730,000	4.25%, 07/01/2049	2,703,095
		5,811,926

The accompanying notes are an integral part of these financial statements.
100

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Ohio - 2.8%
	Allen County, OH, Hospital Facs Rev
$ 2,750,000	5.00%, 12/01/2029	$ 2,920,053
380,000	5.00%, 12/01/2030	403,983
	American Municipal Power, Inc., OH, Rev
1,000,000	4.00%, 02/15/2038	886,821
500,000	5.00%, 02/15/2025	517,193
300,000	5.00%, 02/15/2026	313,956
400,000	5.00%, 02/15/2027	422,772
	Buckeye, OH, Tobacco Settlement Finance Auth Rev
18,645,000	0.00%, 06/01/2057(4)	1,857,463
9,710,000	5.00%, 06/01/2055	8,172,270
1,385,000	Cleveland, OH, Airport System Rev, (AGM Insured) 5.00%, 01/01/2023	1,388,820
430,000	Hamilton County, OH, Sales Tax Rev 5.00%, 12/01/2027	459,388
5,605,000	Ohio Air Quality Dev Auth Rev 4.00%, 09/01/2030(1)	5,465,130
	Ohio Higher Educational Facility Commission Rev
3,200,000	5.00%, 07/01/2036(2)	3,225,119
2,800,000	5.00%, 07/01/2037(2)	2,811,750
	Ohio Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured)
1,590,000	3.75%, 09/01/2050	1,540,347
5,000,000	5.75%, 03/01/2054(2)	5,238,826
7,500,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(3)	6,528,244
2,210,000	State of Ohio, Rev 5.00%, 12/15/2022	2,214,664
		44,366,799
	Oklahoma - 0.4%
	Oklahoma Dev Finance Auth Rev
5,305,000	1.63%, 07/06/2023	5,176,983
935,000	5.25%, 08/15/2048	748,327
935,000	5.50%, 08/15/2057	749,515
		6,674,825
	Oregon - 3.0%
1,665,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	1,748,917
	Clackamas & Washington Counties, OR, School Dist No. 3, GO, (School Board Guaranty Insured)
2,500,000	0.00%, 06/15/2036(4)	1,306,936
405,000	0.00%, 06/15/2037(4)	199,107
500,000	0.00%, 06/15/2039(4)	216,702
8,200,000	Clackamas County, OR, School Dist No. 12, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2040(4)	3,416,820
10,420,000	Columbia County, OR, School Dist No. 502, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(4)	2,330,892
625,000	Jackson County, OR, School Dist No. 4, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(4)	365,451
1,105,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Board Guaranty Insured) 0.00%, 06/15/2037(4)	550,142
850,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(4)	401,559
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Oregon - 3.0% - (continued)
$ 2,500,000	Oregon Health & Science University Rev 4.00%, 07/01/2046	$ 2,164,031
	Port of Portland, OR, Airport Rev
6,000,000	4.00%, 07/01/2035	5,535,883
4,000,000	4.00%, 07/01/2036	3,662,741
4,880,000	5.00%, 07/01/2031	4,980,696
3,920,000	5.00%, 07/01/2032	3,969,144
1,045,000	5.00%, 07/01/2033	1,110,255
2,800,000	5.00%, 07/01/2044	2,723,267
	Salem Hospital Facs Auth, OR, Rev
910,000	5.00%, 05/15/2038	866,513
720,000	5.00%, 05/15/2048	649,930
	State of Oregon Housing & Community Services Department Rev
2,945,000	3.00%, 01/01/2052	2,790,220
1,310,000	4.50%, 01/01/2049	1,306,303
4,775,000	4.50%, 07/01/2049	4,759,608
	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Board Guaranty Insured)
1,500,000	0.00%, 06/15/2036(4)	792,551
1,600,000	0.00%, 06/15/2037(4)	795,627
1,790,000	0.00%, 06/15/2038(4)	836,658
		47,479,953
	Pennsylvania - 3.8%
	City of Philadelphia, PA, GO
1,550,000	5.00%, 02/01/2033	1,611,525
2,000,000	5.00%, 02/01/2034	2,084,271
1,555,000	5.00%, 02/01/2035	1,604,218
	City of Philadelphia, PA, Hospital & Higher Education Facs Auth Rev, (AGM Insured)
1,000,000	4.00%, 07/01/2039	870,609
2,040,000	5.00%, 07/01/2036	2,080,511
2,415,000	5.00%, 07/01/2037	2,454,399
225,000	City of Philadelphia, PA, Redev Auth Rev 5.00%, 04/15/2025	232,094
930,000	City of Philadelphia, PA, Water & Wastewater Rev 5.00%, 11/01/2029	985,802
	Commonwealth Finance Auth, PA, Rev
4,230,000	5.00%, 06/01/2026	4,381,938
125,000	5.00%, 06/01/2028	130,694
1,070,000	5.00%, 06/01/2029	1,117,181
145,000	5.00%, 06/01/2031	150,484
1,345,000	County of Beaver, PA, GO, (BAM Insured) 5.00%, 11/15/2022	1,345,857
1,000,000	Delaware River, PA, Joint Toll Bridge Commission Rev 5.00%, 07/01/2031	1,053,975
	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured)
2,440,000	5.00%, 04/01/2028	2,591,168
1,105,000	5.00%, 04/01/2029	1,183,444
2,410,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	2,549,533
2,000,000	Hempfield Area School Dist, PA, GO, (AGM State Aid Withholding Insured) 5.00%, 03/15/2048	2,065,090
	Lancaster County, PA, Hospital Auth Rev
635,000	5.00%, 07/01/2024	629,870
515,000	5.00%, 07/01/2025	507,911
	Lancaster County, PA, Industrial Dev Auth Rev
1,250,000	4.00%, 07/01/2051	900,430
1,750,000	4.00%, 07/01/2056	1,223,344

The accompanying notes are an integral part of these financial statements.
101

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Pennsylvania - 3.8% - (continued)
$ 3,000,000	Montgomery County, PA, Higher Education and Health Authority Rev 5.00%, 05/01/2047	$ 2,918,629
	Montgomery County, PA, Industrial Dev Auth Rev
1,760,000	5.00%, 12/01/2044	1,770,741
2,455,000	5.00%, 12/01/2046	2,279,418
	Pennsylvania Higher Educational Facs Auth Rev
1,500,000	5.00%, 05/01/2025	1,550,653
920,000	5.00%, 05/01/2032	942,482
	Pennsylvania Turnpike Commission Rev
500,000	5.00%, 12/01/2027	525,217
1,000,000	5.00%, 12/01/2029	1,055,055
1,590,000	5.00%, 12/01/2030	1,674,648
2,000,000	5.00%, 12/01/2033	2,077,934
755,000	5.00%, 12/01/2042	757,495
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
2,000,000	5.00%, 09/01/2023	2,024,375
1,105,000	5.00%, 09/01/2025	1,141,114
1,100,000	5.00%, 09/01/2031	1,143,159
1,060,000	5.00%, 09/01/2032	1,097,881
	Pittsburgh, PA, Water & Sewer Auth Rev, (AGM Insured)
195,000	5.00%, 09/01/2032	209,221
950,000	5.00%, 09/01/2033	1,009,447
735,000	5.00%, 09/01/2034	774,214
500,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2038	514,681
	School Dist of Philadelphia, GO, (State Aid Withholding Insured)
1,200,000	5.00%, 09/01/2024	1,230,760
1,310,000	5.00%, 09/01/2025	1,352,814
1,000,000	5.00%, 09/01/2026	1,038,844
1,000,000	5.00%, 09/01/2027	1,040,621
1,500,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	1,486,508
		61,370,259
	Puerto Rico - 2.3%
19,135,754	Commonwealth of Puerto Rico, GO 5.63%, 07/01/2027	19,270,447
975,000	Puerto Rico Highway & Transportation Auth Rev, (AGM Insured) 4.95%, 07/01/2026	975,319
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
6,331,000	0.00%, 07/01/2029(4)	4,391,309
10,000,000	4.33%, 07/01/2040	8,387,033
4,750,000	5.00%, 07/01/2058	4,073,068
		37,097,176
	Rhode Island - 0.4%
	Rhode Island Health & Educational Building Corp. Rev, (AGM ST APPROP Insured)
2,700,000	5.00%, 05/15/2027	2,796,433
2,020,000	5.00%, 05/15/2028	2,164,645
	Rhode Island Student Loan Auth Rev
225,000	5.00%, 12/01/2027	233,478
1,000,000	5.00%, 12/01/2028	1,040,430
		6,234,986
	South Carolina - 2.0%
4,625,000	County of Lancaster, SC 0.00%, 11/01/2039(4)	845,870
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	South Carolina - 2.0% - (continued)
$ 3,485,000	Piedmont, SC, Municipal Power Agency Rev 5.00%, 01/01/2023	$ 3,492,180
	South Carolina Jobs-Economic Dev Auth Rev
4,355,000	5.00%, 05/01/2029	4,503,786
1,375,000	5.00%, 05/01/2048	1,305,081
1,000,000	5.25%, 08/01/2024	1,014,887
	South Carolina Port Auth Rev
1,420,000	4.00%, 07/01/2034	1,306,457
1,240,000	5.00%, 07/01/2029	1,289,861
1,100,000	5.00%, 07/01/2030	1,138,710
5,090,000	5.00%, 07/01/2031	5,228,446
1,000,000	5.00%, 07/01/2033	1,015,525
	South Carolina Public Service Auth Rev
3,000,000	4.00%, 12/01/2033	2,750,162
4,000,000	4.00%, 12/01/2037	3,553,781
1,000,000	5.00%, 12/01/2026	1,039,897
1,460,000	5.00%, 12/01/2031	1,516,365
1,400,000	5.00%, 12/01/2032	1,447,611
		31,448,619
	South Dakota - 0.7%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,125,000	2.45%, 11/01/2023	1,110,050
950,000	3.00%, 11/01/2051	899,326
835,000	3.50%, 11/01/2046	822,880
2,665,000	3.50%, 05/01/2051	2,568,353
2,110,000	3.75%, 11/01/2050	2,057,847
400,000	4.00%, 11/01/2047	395,427
	South Dakota State Educational Enhancement Funding Corp. Rev
1,395,000	5.00%, 06/01/2024	1,408,974
2,000,000	5.00%, 06/01/2026	2,020,034
		11,282,891
	Tennessee - 0.6%
890,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	848,851
2,940,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facs Board Rev 5.00%, 07/01/2031	3,039,884
570,000	Tennessee Energy Acquisition Corp. Rev 5.25%, 09/01/2026	576,117
	Tennessee Housing Dev Agency Rev
755,000	3.50%, 07/01/2045	740,654
2,070,000	3.50%, 01/01/2047	2,029,393
2,455,000	4.00%, 01/01/2049	2,423,733
		9,658,632
	Texas - 6.7%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
1,000,000	5.00%, 08/15/2027	1,027,714
2,505,000	5.00%, 08/15/2038	2,637,763
	Central Texas Regional Mobility Auth Rev
720,000	4.00%, 01/01/2037	644,373
1,000,000	5.00%, 01/01/2033	1,044,996
1,000,000	5.00%, 01/01/2036	1,026,425
1,500,000	Central Texas Turnpike System Rev 5.00%, 08/15/2037	1,509,655
1,000,000	City of Arlington, TX, (AGM Insured) 5.00%, 02/15/2034	1,027,568
	City of Austin, TX, Airport System Rev
2,100,000	5.00%, 11/15/2022	2,100,959

The accompanying notes are an integral part of these financial statements.
102

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Texas - 6.7% - (continued)
$ 595,000	5.00%, 11/15/2026	$ 611,813
1,125,000	5.00%, 11/15/2028	1,149,387
560,000	5.00%, 11/15/2030	569,142
	City of Dallas, TX, Hotel Occupancy Tax Rev
2,015,000	4.00%, 08/15/2031	1,923,134
1,075,000	4.00%, 08/15/2033	1,001,902
1,250,000	4.00%, 08/15/2034	1,144,956
	City of Houston, TX, Hotel Occupancy Tax & Special Rev, (AGM-CR AMBAC Insured)
1,060,000	0.00%, 09/01/2025(4)	948,117
1,285,000	0.00%, 09/01/2030(4)	923,628
330,000	0.00%, 09/01/2033(4)	199,209
	City of San Antonio, TX, Electric & Gas Systems Rev
3,685,000	1.75%, 02/01/2049(1)	3,307,618
1,965,000	5.00%, 02/01/2024	2,004,855
1,085,000	5.00%, 02/01/2035	1,149,123
1,355,000	5.00%, 02/01/2038	1,412,044
2,550,000	Clear Creek, TX, Independent School Dist, GO, (PSF-GTD Insured) 0.28%, 02/15/2038(1)	2,369,061
	Clifton, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
1,000,000	4.00%, 08/15/2029	1,014,794
1,050,000	4.00%, 08/15/2030	1,061,713
500,000	4.00%, 08/15/2031	504,264
1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,048,962
	Dallas-Fort Worth, TX, International Airport Rev
1,000,000	5.00%, 11/01/2023	1,014,567
1,000,000	5.00%, 11/01/2024	1,027,792
1,500,000	Grapevine-Colleyville, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	1,563,649
	Harris County - Houston, TX, Sports Auth Rev
2,640,000	5.00%, 11/15/2030	2,685,398
500,000	5.00%, 11/15/2032	505,967
2,950,000	5.00%, 11/15/2034	2,978,082
	Hidalgo County, TX, Regional Mobility Auth Rev
500,000	5.00%, 12/01/2034	500,485
1,000,000	5.00%, 12/01/2035	997,487
1,000,000	5.00%, 12/01/2036	993,768
	Kerrville, TX, Health Facs Dev Corp. Rev
1,300,000	5.00%, 08/15/2024	1,324,889
1,500,000	5.00%, 08/15/2035	1,508,157
1,580,000	La Joya, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2025	1,613,229
	New Hope, TX, Cultural Education Facs Finance Corp. Rev
1,935,000	4.00%, 11/01/2055	1,388,136
3,375,000	5.00%, 11/01/2031	3,050,655
1,000,000	5.00%, 11/01/2046	769,096
	North Texas Tollway Auth Rev
10,000,000	4.13%, 01/01/2040	9,259,595
1,000,000	5.00%, 01/01/2030	1,013,804
1,200,000	5.00%, 01/01/2035	1,234,254
1,000,000	Spring Branch, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/01/2026	1,035,594
	State of Texas, GO
21,080,000	2.35%, 06/01/2043(1)	21,080,000
1,500,000	4.00%, 08/01/2029	1,517,451
1,085,000	4.00%, 08/01/2030	1,095,133
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Texas - 6.7% - (continued)
$ 2,575,000	Tarrant County, TX, Cultural Education Facs Rev 5.00%, 10/01/2034	$ 2,510,700
	Texas Municipal Gas Acquisition & Supply Corp. Rev
6,900,000	5.00%, 12/15/2031	6,935,659
2,405,000	6.25%, 12/15/2026	2,491,128
1,755,000	Texas Transportation Commission Rev 0.00%, 08/01/2038(4)	689,781
1,080,000	Texas Transportation Commission State Highway Fund Rev 0.43%, 04/01/2025	972,292
3,000,000	Waco, TX, Educational Finance Corp. Rev 4.00%, 03/01/2051	2,492,871
		107,612,794
	Utah - 0.1%
490,000	Salt Lake County, UT, Hospital Rev, (AMBAC Insured) 5.13%, 02/15/2033	505,203
1,125,000	State of Utah, GO 3.00%, 07/01/2034	995,675
855,000	Utah Housing Corp. Rev, (FHA Insured) 4.00%, 01/01/2045	846,755
		2,347,633
	Vermont - 0.1%
	Vermont Housing Finance Agency Rev
520,000	4.00%, 11/01/2045	518,217
765,000	4.00%, 11/01/2046	752,569
1,125,000	4.00%, 05/01/2048	1,111,423
		2,382,209
	Virginia - 1.7%
880,000	Arlington County, VA, Industrial Dev Auth Rev 5.00%, 07/01/2030	933,713
7,545,000	Halifax County, VA, Industrial Dev Auth Rev 1.65%, 12/01/2041(1)	7,275,125
1,875,000	Henrico County, VA, Economic Dev Auth Rev 5.00%, 10/01/2047	1,841,626
	Virginia Small Business Financing Auth Rev
3,000,000	4.00%, 01/01/2035	2,673,762
1,250,000	4.00%, 07/01/2035	1,108,543
1,000,000	4.00%, 01/01/2036	881,593
1,100,000	4.00%, 01/01/2037	954,134
1,470,000	5.00%, 01/01/2027	1,510,302
3,490,000	5.00%, 07/01/2034	3,456,968
4,580,000	5.00%, 07/01/2035	4,511,004
2,820,000	5.00%, 12/31/2047	2,704,102
		27,850,872
	Washington - 0.5%
2,060,000	Chelan County, WA, Public Utility Dist No. 1 Rev, (NATL Insured) 0.00%, 06/01/2028(4)	1,652,554
3,000,000	Port of Seattle, WA, Rev 5.00%, 05/01/2033	3,063,100
	Washington State Health Care Facs Auth Rev
780,000	5.00%, 07/01/2028	796,908
2,000,000	5.00%, 03/01/2029	2,029,169
1,400,000	Washington State Housing Finance Commission Rev 5.00%, 01/01/2049(3)	1,070,068
		8,611,799
	West Virginia - 0.9%
	West Virginia Economic Dev Auth Rev
1,555,000	2.55%, 03/01/2040(1)	1,505,429
13,000,000	3.75%, 12/01/2042(1)	12,608,951
1,000,000	West Virginia Housing Dev Fund Rev 2.80%, 11/01/2022	1,000,000
		15,114,380

The accompanying notes are an integral part of these financial statements.
103

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Wisconsin - 3.9%
$ 1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	$ 1,806,344
	Public Finance Auth, WI, Rev
8,335,000	3.70%, 10/01/2046	7,961,637
1,375,000	4.00%, 01/01/2042	1,127,560
2,550,000	4.00%, 07/01/2046	1,957,256
1,095,000	4.00%, 01/01/2047	856,302
1,530,000	4.00%, 07/01/2050	1,212,129
2,165,000	4.00%, 10/01/2051	1,578,540
1,005,000	5.00%, 09/01/2025(3)	988,053
2,940,000	5.00%, 07/01/2035	2,988,670
1,050,000	5.00%, 07/01/2036	1,065,927
2,875,000	5.00%, 10/01/2043(3)	2,379,771
2,340,000	5.00%, 10/01/2044	2,228,559
5,795,000	5.00%, 02/01/2052	4,878,575
2,015,000	5.00%, 10/01/2053(3)	1,572,427
3,275,000	5.00%, 02/01/2062	2,676,543
	University of Wisconsin Hospitals & Clinics Rev
1,060,000	4.00%, 04/01/2036	981,740
1,595,000	4.00%, 04/01/2039	1,436,882
1,350,000	Wisconsin Center Dist, Rev, (AGM Insured) 0.00%, 12/15/2031(4)	898,216
	Wisconsin Health & Educational Facs Auth Rev
7,415,000	2.42%, 08/15/2054(1)	7,164,839
1,100,000	4.00%, 01/01/2047	788,048
1,200,000	4.00%, 08/15/2051	906,124
1,700,000	4.00%, 08/15/2055	1,255,212
1,670,000	4.00%, 01/01/2057	1,116,419
3,000,000	5.00%, 11/15/2027	3,058,190
1,700,000	5.00%, 12/01/2028	1,737,299
7,275,000	5.00%, 11/01/2039	6,188,781
1,000,000	5.00%, 11/01/2054	771,728
1,205,000	Wisconsin Housing & Economic Dev Auth Rev 0.50%, 11/01/2050(1)	1,102,791
		62,684,562
	Wyoming - 0.0%
630,000	Wyoming Community Dev Auth Rev 4.00%, 12/01/2046	622,833
	Total Municipal Bonds (cost $1,731,189,484)	$ 1,561,339,371
U.S. GOVERNMENT AGENCIES - 0.2%
	Mortgage-Backed Agencies - 0.2%
	FHLMC - 0.2%
2,887,723	3.15%, 10/15/2036	$ 2,409,420
	Total U.S. Government Agencies (cost $2,943,447)	$ 2,409,420
	Total Long-Term Investments (cost $1,734,132,931)	$ 1,563,748,791
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
$ 21,836,738	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $21,838,564; collateralized by U.S. Treasury Inflation Index Note at 0.125%, maturing 07/15/2024, with a market value of $22,273,543		$ 21,836,738
	Total Short-Term Investments (cost $21,836,738)		$ 21,836,738
	Total Investments (cost $1,755,969,669)	98.6%	$ 1,585,585,529
	Other Assets and Liabilities	1.4%	22,045,455
	Total Net Assets	100.0%	$ 1,607,630,984
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $17,223,436 at October 31, 2022.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $45,149,505, representing 2.8% of net assets.
(4)	Security is a zero-coupon bond.
(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
104

The Hartford Municipal Opportunities Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 1,561,339,371	$ —	$ 1,561,339,371	$ —
U.S. Government Agencies	2,409,420	—	2,409,420	—
Short-Term Investments	21,836,738	—	21,836,738	—
Total	$ 1,585,585,529	$ —	$ 1,585,585,529	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
105

Hartford Municipal Short Duration Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5%
	Alabama - 2.9%
	Black Belt Energy Gas Dist, AL, Rev
$ 400,000	4.00%, 12/01/2022	$ 399,841
400,000	5.25%, 12/01/2027	402,842
250,000	State of Alabama, Docks Department Rev, (AGM Insured) 5.00%, 10/01/2024	254,496
350,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2024	360,273
		1,417,452
	Alaska - 0.0%
15,000	Northern, AK, Tobacco Securitization Corp. Rev 0.50%, 06/01/2031	14,765
	Arizona - 0.4%
215,000	Tempe, AZ, Industrial Dev Auth Rev 4.00%, 12/01/2023	212,404
	California - 5.4%
130,000	Bay Area Toll Auth, CA, Rev 2.54%, 04/01/2056(1)	126,630
400,000	California Community Choice Financing Auth Rev 4.00%, 08/01/2025	396,711
200,000	California Enterprise Dev Auth Rev 5.00%, 08/01/2025	202,905
40,000	California Public Finance Auth Rev 2.38%, 11/15/2028(2)	36,024
500,000	California State, GO 5.00%, 10/01/2024	516,730
10,000	Cathedral City, CA, Redev Agency Successor Agency 4.00%, 08/01/2023	10,026
	City of Fontana, CA
100,000	3.00%, 09/01/2025	93,856
125,000	4.00%, 09/01/2026	122,529
120,000	4.00%, 09/01/2027	116,886
300,000	City of Los Angeles, CA, Department of Airports Rev 5.00%, 05/15/2027	320,679
100,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 5.00%, 01/15/2027	101,531
500,000	Los Angeles, CA, Department of Water & Power Rev 5.00%, 07/01/2025	522,823
75,000	Roseville, CA, Natural Gas Financing Auth Rev 5.00%, 02/15/2023	75,199
		2,642,529
	Colorado - 1.9%
200,000	Colorado Health Facs Auth Rev 5.00%, 11/01/2028	208,226
150,000	Denver, CO, Convention Center Hotel Auth Rev 5.00%, 12/01/2022	150,101
70,000	E-470 Public Highway, CO, Auth Rev 2.39%, 09/01/2039, 3 mo. USD SOFR + 0.350%(1)	68,937
	Regional, CO, Transportation Dist Rev
325,000	5.00%, 01/15/2025	328,761
60,000	5.00%, 07/15/2025	60,831
30,000	University of Colorado, Rev 2.00%, 06/01/2051(3)	28,503
105,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2022	105,176
		950,535
	Connecticut - 0.5%
	Connecticut State Health & Educational Facs Auth Rev
230,000	1.10%, 07/01/2049(3)	213,030
50,000	5.00%, 07/01/2023	50,498
		263,528
	Florida - 4.7%
250,000	Alachua County, FL, Health Facs Auth Rev 4.00%, 12/01/2023	250,848
175,000	Capital Projects, FL, Finance Auth Rev 5.00%, 10/01/2024	176,357
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Florida - 4.7% - (continued)
$ 60,000	City of Pompano Beach, FL, Rev 1.45%, 01/01/2027	$ 51,286
	Florida Dev Finance Corp. Rev
170,000	2.90%, 12/01/2056(3)	168,647
115,000	5.00%, 04/01/2023	115,772
125,000	5.00%, 04/01/2025	127,836
50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	51,019
360,000	Miami-Dade County, FL, Expressway Auth Rev, (BAM-TCRS Insured) 5.00%, 07/01/2025	369,336
250,000	Orange County, FL, Convention Center/Orlando Rev 5.00%, 10/01/2023	253,869
135,000	Osceola County, FL, Transportation Rev 5.00%, 10/01/2025	136,129
135,000	Seminole County, FL, Industrial Dev Auth Rev 3.75%, 11/15/2025	125,091
145,000	St. Johns County, FL, Industrial Dev Auth Rev 4.00%, 12/15/2024	141,007
	Village Community, FL, Dev Dist No. 13
100,000	1.80%, 05/01/2026	89,166
245,000	2.63%, 05/01/2024	235,651
		2,292,014
	Georgia - 1.1%
100,000	Burke County, GA, Dev Auth Rev 3.00%, 11/01/2045(3)	99,668
	Main Street Natural Gas, Inc., GA, Rev
65,000	4.00%, 12/01/2023	64,407
50,000	4.00%, 08/01/2049(3)	49,686
	Municipal Electric Auth, GA, Rev
100,000	5.00%, 11/01/2022	100,000
140,000	5.00%, 01/01/2024	142,002
100,000	5.00%, 07/01/2025	102,938
		558,701
	Idaho - 0.2%
100,000	Idaho Health Facs Auth Rev 5.00%, 03/01/2027	104,845
	Illinois - 14.2%
40,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(4)	36,692
	Chicago O'Hare International Airport, IL, Rev
280,000	5.00%, 01/01/2023	280,554
300,000	5.00%, 01/01/2028	308,214
	Chicago, IL, Board of Education, GO, (NATL Insured)
55,000	0.00%, 12/01/2022(4)	54,838
150,000	0.00%, 12/01/2024(4)	136,714
200,000	5.00%, 12/01/2022	200,118
110,000	5.50%, 12/01/2026	113,899
80,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.00%, 12/01/2024	82,438
225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	225,370
50,000	City of Chicago, IL, GO 5.00%, 01/01/2023	50,058
210,000	City of Chicago, IL, Wastewater Transmission Rev, (NATL Insured) 0.00%, 01/01/2024(4)	200,635
150,000	City of Decatur, IL, GO, (AGM Insured) 5.00%, 03/01/2023	150,555
200,000	County of Cook, IL, GO 5.00%, 11/15/2022	200,116
	Illinois State Finance Auth Rev
45,000	5.00%, 10/01/2023	45,615
295,000	5.00%, 11/15/2023	299,542
75,000	5.00%, 05/15/2050(3)	76,312
85,000	Illinois State Toll Highway Auth Rev 5.00%, 01/01/2037	86,412
100,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2026	105,222

The accompanying notes are an integral part of these financial statements.
106

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Illinois - 14.2% - (continued)
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
$ 225,000	0.00%, 02/01/2025(4)	$ 206,338
205,000	5.00%, 02/01/2027	215,999
	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured)
310,000	0.00%, 12/15/2022(4)	308,450
60,000	5.50%, 12/15/2023	60,621
200,000	Regional Transportation Auth, IL, Rev, (NATL Insured) 6.50%, 07/01/2026	213,299
	Sales Tax Securitization Corp., IL, Rev
150,000	5.00%, 01/01/2024	152,936
1,040,000	5.00%, 01/01/2026	1,073,204
120,000	5.00%, 01/01/2027	124,542
	State of Illinois, GO
200,000	5.00%, 11/01/2022	200,000
100,000	5.00%, 10/01/2023	100,756
440,000	5.00%, 03/01/2024	443,758
300,000	5.00%, 11/01/2025	302,321
250,000	5.00%, 03/01/2026	251,812
	State of Illinois, Sales Tax Rev
70,000	5.00%, 06/15/2026	71,816
400,000	5.00%, 06/15/2027	409,590
150,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2023	150,409
		6,939,155
	Indiana - 0.9%
250,000	Crown Point, IN, Multi School Building Corp. Rev 5.00%, 07/15/2024	256,538
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
55,000	3.00%, 07/01/2051	52,064
125,000	3.00%, 07/01/2052	115,620
		424,222
	Iowa - 0.1%
30,000	Iowa Student Loan Liquidity Corp. Rev 5.00%, 12/01/2022	30,034
	Kentucky - 0.5%
40,000	Kentucky Bond Dev Corp. Rev 5.00%, 09/01/2023	40,517
200,000	Kentucky Public Energy Auth Rev 4.00%, 01/01/2049(3)	196,830
		237,347
	Louisiana - 0.9%
200,000	New Orleans, LA, Aviation Board Rev 5.00%, 01/01/2023	200,379
170,000	Parish of St. John the Baptist, LA, Rev 2.13%, 06/01/2037(3)	163,750
100,000	State of Louisiana Gasoline & Fuels Tax Rev 2.64%, 05/01/2043, 3 mo. USD SOFR + 0.500%(1)	96,442
		460,571
	Maine - 0.5%
250,000	Maine Health & Higher Educational Facs Auth Rev, (AGM Insured) 5.00%, 07/01/2025	258,628
	Maryland - 0.4%
195,000	Maryland Community Dev Administration Rev 3.00%, 09/01/2051	182,494
	Massachusetts - 2.5%
	Massachusetts Educational Financing Auth Rev
80,000	5.00%, 07/01/2023	80,707
80,000	5.00%, 07/01/2024	81,218
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Massachusetts - 2.5% - (continued)
	Massachusetts State Dev Finance Agency Rev
$ 100,000	2.84%, 07/01/2049(1)(2)	$ 98,954
150,000	5.00%, 07/01/2024	153,133
770,000	5.00%, 07/01/2025	792,852
		1,206,864
	Michigan - 0.5%
235,000	Delton Kellogg Schools, MI, GO, (Q-SBLF Insured) 5.00%, 05/01/2026	246,894
	Minnesota - 1.7%
400,000	Minnesota Housing Finance Agency GO 5.00%, 09/01/2024	412,622
465,000	Minnesota Housing Finance Agency Rev 3.00%, 01/01/2051	440,216
		852,838
	Mississippi - 0.5%
20,000	Mississippi Home Corp. Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2050	18,927
230,000	State of Mississippi Gaming Tax Rev, 5.00%, 10/15/2026	238,576
		257,503
	Missouri - 0.6%
50,000	City of St. Louis, MO, Airport Rev, (AGM Insured) 5.00%, 07/01/2023	50,393
85,000	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.25%, 11/01/2052	80,381
150,000	St. Louis County, MO, Industrial Dev Auth Rev 5.00%, 09/01/2023	149,664
		280,438
	Nebraska - 2.2%
370,000	Central Plains Energy Project, NE, Rev 4.00%, 12/01/2049(3)	365,462
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
185,000	3.00%, 03/01/2052	171,274
115,000	4.00%, 09/01/2048	113,126
300,000	Nebraska Public Power Dist Rev 5.00%, 01/01/2026	313,944
100,000	Washington County, NE, Rev 0.90%, 09/01/2030(3)	92,434
		1,056,240
	Nevada - 1.2%
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2024	152,738
25,000	City of Sparks, NV, Rev 2.50%, 06/15/2024(2)	23,966
	Clark County, NV, School Dist, GO
100,000	5.00%, 06/15/2025	103,779
270,000	5.00%, 06/15/2026	283,239
		563,722
	New Hampshire - 0.4%
220,000	New Hampshire Business Finance Auth Rev 4.00%, 01/01/2024	218,117
	New Jersey - 3.5%
200,000	City of Bayonne, NJ, GO, (AGM School Board Reserve Fund Insured) 0.00%, 07/01/2023(4)	195,330
	New Jersey Economic Dev Auth Rev
75,000	5.00%, 06/15/2023	75,605
100,000	5.00%, 11/01/2028	104,059
140,000	New Jersey Educational Facs Auth Rev 5.00%, 07/01/2024	141,614
	New Jersey Transportation Trust Fund Auth Rev
410,000	0.00%, 12/15/2026(4)	344,477

The accompanying notes are an integral part of these financial statements.
107

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	New Jersey - 3.5% - (continued)
$ 60,000	5.00%, 12/15/2023	$ 60,834
40,000	5.00%, 12/15/2024	40,870
300,000	New Jersey Turnpike Auth Rev, (AGM Insured) 5.25%, 01/01/2026	315,237
105,000	Newark, NJ, Board of Education, GO 5.00%, 07/15/2024	107,449
100,000	State of New Jersey, GO 5.00%, 06/01/2025	103,778
	Tobacco Settlement Financing Corp., NJ, Rev
125,000	5.00%, 06/01/2023	125,874
70,000	5.00%, 06/01/2025	71,763
		1,686,890
	New Mexico - 1.8%
	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
260,000	3.00%, 07/01/2052	242,771
300,000	3.00%, 03/01/2053	279,690
45,000	3.75%, 03/01/2048	43,996
210,000	3.75%, 01/01/2050	204,544
85,000	4.00%, 01/01/2049	83,642
		854,643
	New York - 6.9%
110,000	Brookhaven, NY, Local Dev Corp. Rev 1.63%, 11/01/2025	100,501
755,000	City of New York, NY, GO 5.00%, 08/01/2024	777,814
15,000	Huntington, NY, Local Dev Corp. Rev 3.00%, 07/01/2025	14,317
	Metropolitan Transportation Auth, NY, Rev
265,000	5.00%, 11/15/2024	273,442
500,000	5.00%, 11/15/2034(3)	504,474
180,000	New York Liberty Dev Corp. Rev 0.95%, 11/15/2027	148,261
450,000	New York State Dormitory Auth Rev 5.00%, 03/15/2026	469,126
	New York Transportation Dev Corp. Rev
310,000	5.00%, 12/01/2025	317,565
200,000	5.00%, 12/01/2026	202,335
500,000	Triborough Bridge & Tunnel Auth, NY, Rev 5.00%, 11/15/2028	543,394
		3,351,229
	North Dakota - 1.2%
	North Dakota Housing Finance Agency Rev
50,000	3.50%, 07/01/2046	48,908
560,000	3.75%, 07/01/2050	546,569
		595,477
	Ohio - 3.3%
425,000	Allen County, OH, Hospital Facs Rev 5.00%, 10/01/2051(3)	444,503
	Cleveland, OH, Airport System Rev, (AGM Insured)
60,000	5.00%, 01/01/2023	60,165
150,000	5.00%, 01/01/2024	152,317
145,000	Ohio Air Quality Dev Auth Rev 4.00%, 09/01/2030(3)	141,382
400,000	Ohio Housing Finance Agency Rev, FNMA/GNMA/FHLMC Insured) 5.75%, 03/01/2054(5)	419,106
250,000	Ohio Turnpike & Infrastructure Commission Rev 5.00%, 02/15/2024(5)	255,053
150,000	Southern Ohio Port Auth Rev 6.25%, 12/01/2025(2)	142,087
		1,614,613
	Oklahoma - 0.4%
225,000	Oklahoma Dev Finance Auth Rev 1.63%, 07/06/2023	219,570
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Oregon - 0.3%
$ 60,000	Salem, OR, Hospital Facs Auth, Rev 5.00%, 05/15/2025	$ 59,759
75,000	State of Oregon Housing & Community Services Department Rev 3.50%, 07/01/2048	73,434
		133,193
	Pennsylvania - 3.0%
100,000	City of Philadelphia, PA, Redev Auth Rev 5.00%, 04/15/2025	103,153
250,000	Montgomery County, PA, Higher Education and Health Auth Rev 5.00%, 05/01/2024	254,715
470,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2025	485,871
280,000	Pennsylvania Housing Finance Agency Rev 3.00%, 10/01/2051	267,512
150,000	Reading, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 03/01/2023	150,734
210,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2023	211,485
		1,473,470
	Puerto Rico - 2.0%
500,000	Commonwealth of Puerto Rico, GO 5.63%, 07/01/2027	503,519
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
315,000	0.00%, 07/01/2024(4)	289,214
244,000	0.00%, 07/01/2029(4)	169,243
		961,976
	Rhode Island - 1.0%
	Rhode Island Student Loan Auth Rev
100,000	5.00%, 12/01/2023	101,166
350,000	5.00%, 12/01/2027	365,633
		466,799
	South Carolina - 0.6%
	Piedmont, SC, Municipal Power Agency Rev
15,000	5.00%, 01/01/2023	15,031
70,000	5.00%, 01/01/2024	70,961
150,000	South Carolina Jobs-Economic Dev Auth Rev 5.00%, 05/01/2024	152,829
65,000	South Carolina State Public Service Auth Rev 5.00%, 12/01/2025	67,142
		305,963
	South Dakota - 0.5%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
25,000	3.00%, 11/01/2051	23,666
245,000	4.00%, 05/01/2039	241,811
		265,477
	Tennessee - 1.9%
250,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2025	256,569
	Tennessee Housing Dev Agency Rev
465,000	1.25%, 01/01/2026	427,532
50,000	3.50%, 07/01/2045	49,050
85,000	3.50%, 01/01/2047	83,317
90,000	3.50%, 01/01/2048	88,095
		904,563
	Texas - 15.4%
100,000	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured) 4.00%, 12/01/2022	100,048
70,000	Big Sandy, TX, Independent School Dist Upshur County, GO, (PSF-GTD Insured) 5.00%, 02/15/2024	71,497

The accompanying notes are an integral part of these financial statements.
108

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Texas - 15.4% - (continued)
	Central Texas Turnpike System Rev
$ 870,000	0.00%, 08/15/2026(4)	$ 750,070
100,000	5.00%, 08/15/2024	101,932
250,000	City of Austin TX, Airport System Rev 5.00%, 11/15/2025	256,262
350,000	City of Dallas, TX, Hotel Occupancy Tax Rev 4.00%, 08/15/2027	344,456
1,000,000	City of Houston, TX, GO 5.00%, 03/01/2027	1,057,866
	City of Houston, TX, Hotel Occupancy Tax & Special Rev
40,000	4.00%, 09/01/2024	40,264
30,000	4.00%, 09/01/2026	30,329
	City of San Antonio, TX, Electric & Gas Systems Rev
95,000	1.75%, 02/01/2049(3)	85,271
145,000	5.00%, 02/01/2024	147,941
290,000	City of San Antonio, TX, GO 5.00%, 08/01/2024	298,763
1,000,000	Fort Bend, TX, Independent School Dist GO 3.00%, 08/01/2052(3)	992,668
50,000	Harris County, TX, Metropolitan Transportation Auth Rev 5.00%, 11/01/2022	50,000
100,000	Hidalgo County, TX, Regional Mobility Auth Rev 5.00%, 12/01/2028	102,239
500,000	North East, TX, Independent School Dist GO, (PSF-GTD Insured) 2.00%, 08/01/2052(3)	493,489
500,000	North Texas Tollway Auth Rev 5.00%, 01/01/2027	530,142
300,000	San Antonio, TX, Water System Rev 1.00%, 05/01/2043(3)	259,479
750,000	Texas Department of Housing & Community Affairs Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 07/01/2052	709,638
	Texas Municipal Gas Acquisition & Supply Corp. Rev
350,000	5.00%, 12/15/2027	355,198
340,000	6.25%, 12/15/2026	352,176
425,000	Texas Transportation Commission State Highway Fund Rev 0.43%, 04/01/2025	382,615
		7,512,343
	Utah - 0.3%
130,000	Salt Lake County, UT, Hospital Rev, (AMBAC Insured) 5.13%, 02/15/2033	134,033
	Virginia - 0.4%
190,000	Halifax County, VA, Industrial Dev Auth Rev 1.65%, 12/01/2041(3)	183,204
	Washington - 1.5%
500,000	Port of Seattle WA Rev 5.00%, 08/01/2028	520,939
195,000	Tobacco Settlement Auth, WA Rev 5.00%, 06/01/2024	196,661
		717,600
	West Virginia - 2.1%
	West Virginia Economic Dev Auth Rev
55,000	2.55%, 03/01/2040(3)	53,247
450,000	3.75%, 12/01/2042(3)	436,463
500,000	West Virginia Parkways Auth Rev 5.00%, 06/01/2026	524,287
		1,013,997
	Wisconsin - 3.2%
	Public Finance Auth, WI, Rev
500,000	3.30%, 10/01/2046(3)	488,514
150,000	4.00%, 07/01/2025	149,742
225,000	4.00%, 07/01/2026	225,491
Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 93.5% - (continued)
	Wisconsin - 3.2% - (continued)
$ 70,000	4.00%, 10/01/2027		$ 67,513
	Wisconsin Health & Educational Facs Auth Rev
180,000	2.42%, 08/15/2054(1)		173,927
210,000	4.00%, 01/01/2025		205,354
200,000	5.00%, 11/01/2025		195,816
40,000	Wisconsin Housing & Economic Dev Auth Rev 0.50%, 11/01/2050(3)		36,607
			1,542,964
	Total Municipal Bonds (cost $48,296,250)		$ 45,609,844
SHORT-TERM INVESTMENTS - 5.7%
	Repurchase Agreements - 5.7%
2,794,884	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $2,795,118; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $2,850,783		$ 2,794,884
	Total Short-Term Investments (cost $2,794,884)		$ 2,794,884
	Total Investments (cost $51,091,134)	99.2%	$ 48,404,728
	Other Assets and Liabilities	0.8%	365,820
	Total Net Assets	100.0%	$ 48,770,548
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $301,031, representing 0.6% of net assets.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a zero-coupon bond.
(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $684,031 at October 31, 2022.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
109

Hartford Municipal Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 45,609,844	$ —	$ 45,609,844	$ —
Short-Term Investments	2,794,884	—	2,794,884	—
Total	$ 48,404,728	$ —	$ 48,404,728	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
110

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.3%
	Asset-Backed - Automobile - 1.1%
$ 1,700,000	Avid Automobile Receivables Trust 1.18%, 08/15/2025(1)	$ 1,661,504
2,720,000	CIG Auto Receivables Trust 1.49%, 08/12/2026(1)	2,589,665
	Credit Acceptance Auto Loan Trust
1,790,000	1.00%, 05/15/2030(1)	1,681,150
1,565,000	1.26%, 10/15/2030(1)	1,457,129
3,339,900	FHF Trust 4.43%, 01/18/2028(1)	3,247,595
3,600,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	3,270,026
	JP Morgan Chase Bank NA
1,772,194	0.89%, 12/26/2028(1)	1,699,508
1,317,742	0.99%, 01/25/2028(1)	1,292,796
4,055,486	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	3,862,936
		20,762,309
	Asset-Backed - Credit Card - 0.4%
3,000,000	Evergreen Credit Card Trust 5.61%, 07/15/2026(1)	2,929,062
5,575,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	5,265,687
		8,194,749
	Asset-Backed - Finance & Insurance - 1.5%
2,250,000	Apidos CLO 5.16%, 04/15/2031, 3 mo. USD LIBOR + 1.080%(1)	2,207,585
3,327,871	Aqua Finance Trust 1.54%, 07/17/2046(1)	3,001,709
	CIFC Funding Ltd.
3,550,000	5.28%, 04/20/2031, 3 mo. USD LIBOR + 1.040%(1)	3,468,964
3,425,000	5.43%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)	3,350,421
6,450,000	Cologix Data Centers US Issuer LLC 3.30%, 12/26/2051(1)	5,555,227
	DB Master Finance LLC
7,195,625	2.05%, 11/20/2051(1)	6,009,563
986,490	4.02%, 05/20/2049(1)	899,194
205,583	Ellington Financial Mortgage Trust 2.74%, 11/25/2059(1)(2)	193,203
894,142	FCI Funding LLC 1.13%, 04/15/2033(1)	861,648
1,600,000	LCM 31 Ltd. 5.44%, 01/20/2032, 3 mo. USD LIBOR + 1.200%(1)	1,557,066
1,250,000	Octagon Investment Partners Ltd. 5.10%, 07/17/2030, 3 mo. USD LIBOR + 1.020%(1)	1,218,091
435,640	Residential Mortgage Loan Trust 2.38%, 01/26/2060(1)(2)	410,279
		28,732,950
	Asset-Backed - Home Equity - 0.0%
132,344	Accredited Mortgage Loan Trust 4.27%, 01/25/2035, 1 mo. USD LIBOR + 0.680%	130,653
220,640	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 4.35%, 01/25/2035, 1 mo. USD LIBOR + 0.760%	219,378
		350,031
	Commercial Mortgage-Backed Securities - 1.9%
1,390,000	BBCMS Mortgage Trust 2.02%, 04/15/2053	1,275,552
2,535,000	BX Commercial Mortgage Trust 4.06%, 05/15/2038, 1 mo. USD LIBOR + 0.652%(1)	2,405,081
1,163,068	CF Hippolyta Issuer LLC 2.28%, 07/15/2060(1)	997,597
	Citigroup Mortgage Loan Trust
614,371	3.18%, 02/25/2058(1)(2)	587,038
822,425	3.25%, 03/25/2061(1)(2)	774,562
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.3% - (continued)
	Commercial Mortgage-Backed Securities - 1.9% - (continued)
$ 2,360,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(2)	$ 2,253,596
4,388,163	CSMC Trust 2.26%, 08/15/2037(1)	3,886,593
2,900,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(2)	2,778,225
	GS Mortgage Securities Trust
4,235,000	2.75%, 02/10/2037(1)	3,863,283
1,077,174	3.12%, 11/10/2045	1,068,557
370,000	4.11%, 08/15/2036, 1 mo. USD SOFR + 0.731%(1)	363,072
1,457,714	JP Morgan Chase Commercial Mortgage Securities Trust 3.91%, 05/05/2030(1)	1,160,457
5,500,000	Morgan Stanley Capital Trust 3.91%, 09/09/2032(1)	5,011,340
9,500,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	8,664,322
		35,089,275
	Other Asset-Backed Securities - 5.9%
	Affirm Asset Securitization Trust
1,193,382	1.07%, 08/15/2025(1)	1,155,553
904,786	1.90%, 01/15/2025(1)	876,537
296,846	3.46%, 10/15/2024(1)	293,841
769,098	Amur Equipment Finance Receivables LLC 0.75%, 11/20/2026(1)	737,000
2,235,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	2,095,628
3,000,000	Benefit Street Partners CLO Ltd. 5.03%, 10/15/2030, 3 mo. USD LIBOR + 0.950%(1)	2,936,694
897,360	BHG Securitization Trust 5.32%, 10/17/2035(1)	889,305
5,000,000	BSPRT Issuer Ltd. 4.29%, 02/15/2037, 1 mo. USD SOFR + 1.500%(1)	4,788,903
	Carlyle Global Market Strategies CLO Ltd.
1,495,453	5.05%, 04/17/2031, 3 mo. USD LIBOR + 0.970%(1)	1,455,735
4,072,923	5.22%, 07/20/2031, 3 mo. USD LIBOR + 0.980%(1)	3,987,815
1,000,000	5.48%, 04/17/2031, 3 mo. USD LIBOR + 1.400%(1)	934,005
4,745,000	CIFC Funding Ltd. 5.23%, 07/15/2036, 3 mo. USD LIBOR + 1.150%(1)	4,557,862
1,080,000	Dryden Senior Loan Fund 5.05%, 04/15/2031, 3 mo. USD LIBOR + 0.970%(1)	1,054,325
2,007,497	Falcon Aerospace Ltd. 3.60%, 09/15/2039(1)	1,576,195
1,650,000	Goldentree Loan Management U.S. CLO Ltd. 5.15%, 11/20/2030, 3 mo. USD LIBOR + 0.910%(1)	1,609,987
	KKR CLO Ltd.
1,190,000	5.08%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)	1,163,713
1,450,000	5.26%, 01/15/2031, 3 mo. USD LIBOR + 1.180%(1)	1,419,064
3,181,043	LCM XXIV Ltd. 5.22%, 03/20/2030, 3 mo. USD LIBOR + 0.980%(1)	3,106,804
	Marlette Funding Trust
1,465,000	1.06%, 09/15/2031(1)	1,414,997
7,449,000	1.30%, 12/15/2031(1)	6,934,147
397,679	MetLife Securitization Trust 3.00%, 04/25/2055(1)(2)	375,901
	Neuberger Berman Loan Advisers CLO Ltd.
5,415,000	5.12%, 10/18/2029, 3 mo. USD LIBOR + 0.930%(1)	5,313,317

The accompanying notes are an integral part of these financial statements.
111

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.3% - (continued)
	Other Asset-Backed Securities - 5.9% - (continued)
$ 3,775,311	5.25%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)	$ 3,694,380
	Palmer Square Loan Funding Ltd.
2,972,032	4.88%, 10/15/2029, 3 mo. USD LIBOR + 0.080%(1)	2,912,481
5,510,466	5.04%, 07/20/2029, 3 mo. USD LIBOR + 0.800%(1)	5,399,105
779,310	Progress Residential Trust 1.05%, 04/17/2038(1)	655,854
1,533,324	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	1,149,357
2,940,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	2,757,425
1,010,000	SoFi Consumer Loan Program Trust 1.30%, 09/25/2030(1)	939,107
	Stack Infrastructure Issuer LLC
935,000	1.88%, 03/26/2046(1)	820,036
3,285,000	1.89%, 08/25/2045(1)	2,910,137
3,560,000	3.08%, 10/25/2044(1)	3,321,803
2,461,835	Symphony Static CLO Ltd. 5.19%, 10/25/2029, 3 mo. USD LIBOR + 0.830%(1)	2,391,983
6,450,000	TCI-Symphony CLO Ltd. 4.96%, 10/13/2032, 3 mo. USD LIBOR + 1.020%(1)	6,240,627
	Vantage Data Centers Issuer LLC
7,080,000	1.65%, 09/15/2045(1)	6,204,998
4,875,000	2.17%, 10/15/2046(1)	4,203,185
2,493,458	3.19%, 07/15/2044(1)	2,359,508
1,253,887	4.20%, 11/15/2043(1)	1,226,247
5,450,000	Venture CLO Ltd. 5.26%, 07/15/2032, 3 mo. USD LIBOR + 1.180%(1)	5,267,954
	Voya CLO Ltd.
4,741,081	5.10%, 04/17/2030, 3 mo. USD LIBOR + 1.020%(1)	4,657,563
1,650,000	5.14%, 04/15/2031, 3 mo. USD LIBOR + 1.060%(1)	1,613,507
4,000,000	5.29%, 04/25/2031, 3 mo. USD LIBOR + 1.232%(1)	3,898,272
		111,300,857
	Whole Loan Collateral CMO - 8.5%
	Angel Oak Mortgage Trust
1,218,143	0.91%, 01/25/2066(1)(2)	1,039,108
4,812,385	0.95%, 07/25/2066(1)(2)	4,173,382
1,119,162	0.99%, 04/25/2053(1)(2)	1,043,082
1,754,664	1.04%, 01/20/2065(1)(2)	1,318,996
2,218,303	1.07%, 05/25/2066(1)(2)	1,689,372
3,822,017	1.46%, 09/25/2066(1)(2)	2,985,590
1,074,364	1.47%, 06/25/2065(1)(2)	972,341
1,785,159	1.69%, 04/25/2065(1)(2)	1,605,793
283,835	2.47%, 12/25/2059(1)(2)	262,642
	Angel Oak Mortgage Trust LLC
138,284	2.99%, 07/26/2049(1)(2)	137,119
36,806	3.92%, 11/25/2048(1)(2)	36,546
	Arroyo Mortgage Trust
2,138,221	1.18%, 10/25/2048(1)(2)	1,810,511
1,248,884	2.96%, 10/25/2048(1)(2)	1,141,986
362,833	3.81%, 01/25/2049(1)(2)	336,968
	BRAVO Residential Funding Trust
780,412	0.94%, 02/25/2049(1)(2)	698,589
795,721	1.45%, 05/25/2060(1)(2)	757,832
	Bunker Hill Loan Depositary Trust
792,039	1.72%, 02/25/2055(1)(2)	750,657
789,589	2.72%, 11/25/2059(1)(3)	761,635
68,666	CIM Trust 3.00%, 04/25/2057(1)(2)	68,404
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.3% - (continued)
	Whole Loan Collateral CMO - 8.5% - (continued)
	COLT Mortgage Loan Trust
$ 540,086	0.80%, 07/27/2054(1)	$ 466,812
2,030,572	0.86%, 05/25/2065(1)(2)	1,736,261
2,412,728	0.91%, 06/25/2066(1)(2)	1,892,698
1,681,803	0.92%, 08/25/2066(1)(2)	1,321,690
4,573,719	0.96%, 09/27/2066(1)(2)	3,509,111
5,695,373	1.11%, 10/25/2066(1)(2)	4,513,945
1,021,528	1.33%, 10/26/2065(1)(2)	906,517
5,517,275	1.39%, 01/25/2065(1)(2)	4,707,134
4,329,841	1.40%, 10/25/2066(1)(2)	3,567,789
12,002	1.85%, 03/25/2065(1)(2)	11,726
	CSMC Trust
2,468,262	0.81%, 05/25/2065(1)(2)	2,242,432
2,372,577	0.83%, 03/25/2056(1)(2)	1,901,601
3,718,784	1.02%, 04/25/2066(1)(2)	3,167,363
3,956,665	1.10%, 05/25/2066(1)(2)	3,080,983
3,412,477	1.17%, 07/25/2066(1)(2)	2,618,482
1,993,576	1.21%, 05/25/2065(1)(3)	1,783,723
4,403,747	2.00%, 01/25/2060(1)(2)	3,860,204
719,803	2.24%, 02/25/2050(1)(2)	661,352
	Deephaven Residential Mortgage Trust
609,296	0.72%, 05/25/2065(1)(2)	547,377
1,065,953	0.90%, 04/25/2066(1)(2)	881,314
	Ellington Financial Mortgage Trust
470,847	0.80%, 02/25/2066(1)(2)	367,769
879,947	0.93%, 06/25/2066(1)(2)	676,587
686,496	1.18%, 10/25/2065(1)(2)	606,851
4,542,216	FirstKey Homes Trust 1.27%, 10/19/2037(1)	3,973,365
	GCAT Trust
1,947,119	0.87%, 01/25/2066(1)(2)	1,713,002
2,054,278	1.04%, 05/25/2066(1)(2)	1,784,075
2,796,380	1.09%, 05/25/2066(1)(2)	2,241,597
3,938,028	1.09%, 08/25/2066(1)(2)	3,044,002
5,715,160	1.26%, 07/25/2066(1)(2)	4,768,066
2,292,278	1.47%, 04/25/2065(1)(2)	2,162,330
623,393	1.56%, 04/25/2065(1)(3)	550,612
402,099	2.25%, 01/25/2060(1)(3)	379,336
992,359	2.65%, 10/25/2068(1)(2)	927,645
	Imperial Fund Mortgage Trust
3,073,320	1.07%, 06/25/2056(1)(2)	2,496,110
2,367,080	1.07%, 09/25/2056(1)(2)	1,766,068
2,931,924	1.60%, 11/25/2056(1)(2)	2,273,482
2,575,000	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)	2,348,151
5,000,000	MF1 Ltd. 4.24%, 02/19/2037, 1 mo. USD SOFR + 1.350%(1)	4,804,180
	MFA Trust
1,536,471	0.85%, 01/25/2056(1)(2)	1,339,392
802,966	1.01%, 01/26/2065(1)(2)	731,920
1,239,933	1.03%, 11/25/2064(1)(2)	933,856
1,050,242	1.15%, 04/25/2065(1)(2)	967,534
596,735	1.48%, 03/25/2065(1)(2)	565,246
2,469,494	1.91%, 11/25/2056(1)(2)	1,950,943
	Mill City Mortgage Loan Trust
4,069,328	1.13%, 11/25/2060(1)(2)	3,745,282
1,915,467	2.75%, 07/25/2059(1)(2)	1,816,666
471,287	2.75%, 01/25/2061(1)(2)	462,154
324,789	3.25%, 05/25/2062(1)(2)	312,455
815,531	3.49%, 08/25/2058(1)(2)	776,098
463,641	3.50%, 05/25/2058(1)(2)	453,455
	New Residential Mortgage Loan Trust
482,868	0.94%, 10/25/2058(1)(2)	447,077
626,999	1.65%, 05/24/2060(1)(2)	566,532
919,219	2.46%, 01/26/2060(1)(2)	812,780
259,113	3.25%, 09/25/2056(1)(2)	234,613
361,076	3.50%, 12/25/2057(1)(2)	337,263
248,108	3.75%, 11/26/2035(1)(2)	228,236

The accompanying notes are an integral part of these financial statements.
112

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 19.3% - (continued)
	Whole Loan Collateral CMO - 8.5% - (continued)
$ 173,898	3.75%, 03/25/2056(1)(2)	$ 158,972
301,109	3.75%, 11/25/2056(1)(2)	274,182
851,399	3.94%, 09/25/2057(1)(2)	799,069
533,278	4.00%, 02/25/2057(1)(2)	500,278
521,928	4.00%, 03/25/2057(1)(2)	487,535
364,778	4.00%, 04/25/2057(1)(2)	344,312
456,976	4.00%, 05/25/2057(1)(2)	423,436
437,313	4.00%, 12/25/2057(1)(2)	409,711
1,211,899	4.34%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)	1,167,282
	OBX Trust
3,721,379	1.10%, 05/25/2061(1)(2)	2,864,593
779,083	3.50%, 12/25/2049(1)(2)	684,244
1,148,228	Onslow Bay Financial LLC 1.05%, 07/25/2061(1)(2)	852,029
4,613,117	Onslow Bay Mortgage Loan Trust 1.96%, 10/25/2061(1)(2)	3,576,960
60,478	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(2)	59,232
5,364,959	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(2)	4,635,952
	Starwood Mortgage Residential Trust
2,325,898	1.13%, 06/25/2056(1)(2)	1,859,691
1,684,080	1.22%, 05/25/2065(1)(2)	1,549,994
375,772	1.49%, 04/25/2065(1)(2)	359,311
141,006	2.28%, 02/25/2050(1)(2)	139,659
	Towd Point Mortgage Trust
2,613,193	1.75%, 10/25/2060(1)	2,310,419
315,219	2.75%, 10/25/2056(1)(2)	309,300
198,913	2.75%, 04/25/2057(1)(2)	195,943
209,299	2.75%, 07/25/2057(1)(2)	204,600
474,986	2.75%, 10/25/2057(1)(2)	453,447
4,531,239	2.90%, 10/25/2059(1)(2)	4,128,893
883,353	3.25%, 03/25/2058(1)(2)	842,871
1,873,839	TRK Trust 1.15%, 07/25/2056(1)(2)	1,553,086
	Verus Securitization Trust
1,990,955	0.82%, 10/25/2063(1)(2)	1,801,604
1,373,267	0.82%, 01/25/2066(1)(2)	1,063,198
1,655,855	0.92%, 02/25/2064(1)(2)	1,502,962
3,645,658	1.01%, 09/25/2066(1)(2)	2,915,790
1,485,701	1.02%, 04/25/2064(1)(2)	1,353,122
1,004,842	1.03%, 02/25/2066(1)(2)	804,867
828,498	1.50%, 05/25/2065(1)(3)	772,194
262,172	2.42%, 01/25/2060(1)(3)	246,553
298,404	2.64%, 11/25/2059(1)(3)	283,331
1,019,021	Visio Trust 1.28%, 05/25/2056(1)	914,705
		161,337,124
	Total Asset & Commercial Mortgage-Backed Securities (cost $409,727,908)	$ 365,767,295
CORPORATE BONDS - 52.1%
	Aerospace/Defense - 0.4%
	Boeing Co.
5,000,000	2.20%, 02/04/2026	$ 4,421,769
2,000,000	2.75%, 02/01/2026	1,803,325
1,475,000	L3Harris Technologies, Inc. 3.83%, 04/27/2025	1,416,266
		7,641,360
	Agriculture - 0.2%
5,000,000	BAT Capital Corp. 2.79%, 09/06/2024	4,724,053
	Apparel - 0.1%
2,520,000	PVH Corp. 4.63%, 07/10/2025	2,403,091
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Auto Manufacturers - 3.5%
	Ford Motor Credit Co. LLC
$ 4,275,000	2.70%, 08/10/2026	$ 3,719,250
3,125,000	3.35%, 11/01/2022	3,125,000
3,185,000	3.37%, 11/17/2023	3,077,277
4,250,000	3.38%, 11/13/2025	3,855,642
2,800,000	4.06%, 11/01/2024	2,676,981
	General Motors Financial Co., Inc.
3,650,000	1.20%, 10/15/2024	3,334,210
2,500,000	1.25%, 01/08/2026	2,132,210
4,000,000	1.50%, 06/10/2026(4)	3,364,242
1,500,000	1.70%, 08/18/2023	1,452,405
2,850,000	2.90%, 02/26/2025	2,656,200
2,000,000	5.00%, 04/09/2027	1,889,643
	Hyundai Capital America
4,250,000	1.00%, 09/17/2024(1)	3,846,130
2,500,000	2.38%, 02/10/2023(1)	2,478,458
1,825,000	4.13%, 06/08/2023(1)	1,807,395
3,575,000	Mercedes-Benz Finance North America LLC 1.45%, 03/02/2026(1)	3,131,106
2,500,000	Nissan Motor Co., Ltd. 3.04%, 09/15/2023(1)	2,420,985
	Stellantis Finance U.S., Inc.
12,150,000	1.71%, 01/29/2027(1)	10,041,288
3,000,000	5.63%, 01/12/2028(1)(4)	2,831,952
	Volkswagen Group of America Finance LLC
3,500,000	0.88%, 11/22/2023(1)	3,332,124
1,800,000	2.85%, 09/26/2024(1)(4)	1,707,968
3,025,000	4.25%, 11/13/2023(1)	2,987,807
		65,868,273
	Auto Parts & Equipment - 0.0%
795,000	APTIV plc / APTIV Corp. 2.40%, 02/18/2025	740,496
	Beverages - 1.0%
3,000,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	2,877,338
7,095,000	Coca-Cola Europacific Partners plc 1.50%, 01/15/2027(1)	6,034,661
	JDE Peet's N.V.
5,325,000	0.80%, 09/24/2024(1)	4,829,513
5,375,000	1.38%, 01/15/2027(1)	4,406,957
		18,148,469
	Biotechnology - 0.5%
	Royalty Pharma plc
3,800,000	0.75%, 09/02/2023	3,645,683
6,200,000	1.20%, 09/02/2025	5,466,531
		9,112,214
	Chemicals - 0.6%
	Celanese U.S. Holdings LLC
915,000	3.50%, 05/08/2024	876,996
6,100,000	6.05%, 03/15/2025	5,930,092
2,350,000	International Flavors & Fragrances, Inc. 1.23%, 10/01/2025(1)	2,034,337
1,791,000	LYB International Finance LLC 1.25%, 10/01/2025	1,567,812
		10,409,237
	Commercial Banks - 15.6%
4,000,000	AIB Group plc 7.58%, 10/14/2026, 3 mo. USD SOFR + 3.456%(1)	3,966,771
3,000,000	Banco Santander S.A. 0.70%, 06/30/2024, (0.70% fixed rate until 06/30/2023; 12 mo. USD CMT + 0.450% thereafter)(5)	2,880,321
	Bank of America Corp.
4,700,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(5)	4,270,866

The accompanying notes are an integral part of these financial statements.
113

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Commercial Banks - 15.6% - (continued)
$ 6,000,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(5)	$ 5,204,039
2,500,000	1.32%, 06/19/2026, (1.32% fixed rate until 06/19/2025; 3 mo. USD SOFR + 1.150% thereafter)(5)	2,206,456
2,000,000	1.49%, 05/19/2024, (1.49% fixed rate until 05/19/2023; 3 mo. USD SOFR + 1.460% thereafter)(5)	1,954,189
4,300,000	1.53%, 12/06/2025, (1.53% fixed rate until 12/06/2024; 3 mo. USD SOFR + 0.650% thereafter)(5)	3,915,104
4,000,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 3 mo. USD SOFR + 0.960% thereafter)(5)	3,423,734
5,125,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	4,688,823
2,780,000	Bank of Ireland Group plc 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 12 mo. USD CMT + 2.650% thereafter)(1)(5)	2,681,619
	Banque Federative du Credit Mutuel S.A.
2,500,000	4.52%, 07/13/2025(1)	2,417,695
3,000,000	4.75%, 07/13/2027(1)	2,831,219
	Barclays plc
4,425,000	1.01%, 12/10/2024, (1.01% fixed rate until 12/10/2023; 12 mo. USD CMT + 0.800% thereafter)(5)	4,142,221
3,950,000	2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 12 mo. USD CMT + 1.050% thereafter)(5)	3,261,214
2,500,000	5.30%, 08/09/2026, (5.30% fixed rate until 08/09/2025; 12 mo. USD CMT + 2.300% thereafter)(5)	2,375,534
	BNP Paribas S.A.
2,915,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(5)	2,453,169
2,025,000	1.68%, 06/30/2027, (1.68% fixed rate until 06/30/2026; 3 mo. USD SOFR + 0.912% thereafter)(1)(5)	1,696,483
1,390,000	2.59%, 01/20/2028, (2.59% fixed rate until 01/20/2027; 3 mo. USD SOFR + 1.228% thereafter)(1)(5)	1,170,190
	BPCE S.A.
2,000,000	1.00%, 01/20/2026(1)	1,716,325
4,860,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(5)	4,171,001
840,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(1)(5)	697,501
3,000,000	2.38%, 01/14/2025(1)	2,751,451
1,500,000	4.00%, 09/12/2023(1)	1,469,973
3,925,000	4.75%, 07/19/2027(1)(4)	3,730,951
	Citigroup, Inc.
1,695,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD SOFR + 0.669% thereafter)(5)	1,567,849
3,550,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	3,017,496
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Commercial Banks - 15.6% - (continued)
$ 4,860,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(5)	$ 4,115,926
4,000,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	3,451,398
	Credit Agricole S.A.
3,525,000	1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 3 mo. USD SOFR + 0.892% thereafter)(1)(5)	2,968,436
2,794,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(1)(5)	2,474,075
5,000,000	Credit Suisse AG 1.25%, 08/07/2026	3,994,959
	Credit Suisse Group AG
2,280,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(5)	1,804,620
3,420,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	3,036,384
3,005,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 3 mo. USD SOFR + 3.700% thereafter)(1)(5)	2,711,499
	Danske Bank A/S
3,000,000	1.17%, 12/08/2023, (1.17% fixed rate until 12/08/2022; 12 mo. USD CMT + 1.030% thereafter)(1)	2,981,961
7,340,000	1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 12 mo. USD CMT + 0.730% thereafter)(1)(4)(5)	6,040,132
	Deutsche Bank AG
1,055,000	0.90%, 05/28/2024	968,035
2,000,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 3 mo. USD SOFR + 1.131% thereafter)(5)	1,820,723
3,000,000	2.22%, 09/18/2024, (2.22% fixed rate until 09/18/2023; 3 mo. USD SOFR + 2.159% thereafter)(5)	2,841,933
3,390,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(5)	2,698,481
3,745,000	2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 3 mo. USD SOFR + 1.318% thereafter)(5)	2,980,663
3,350,000	6.12%, 07/14/2026, (6.12% fixed rate until 07/14/2025; 3 mo. USD SOFR + 3.190% thereafter)(5)	3,191,103
2,425,000	Discover Bank 2.45%, 09/12/2024	2,276,199
3,000,000	DNB Bank ASA 1.54%, 05/25/2027, (1.54% fixed rate until 05/25/2026; 12 mo. USD CMT + 0.720% thereafter)(1)(5)	2,551,693
	Fifth Third Bancorp
2,430,000	2.38%, 01/28/2025	2,257,185
975,000	4.06%, 04/25/2028, (4.06% fixed rate until 04/25/2027; 3 mo. USD SOFR + 1.355% thereafter)(5)	891,900
	Goldman Sachs Group, Inc.
1,250,000	0.86%, 02/12/2026, (0.86% fixed rate until 02/12/2025; 3 mo. USD SOFR + 0.609% thereafter)(5)	1,107,792
2,360,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 3 mo. USD SOFR + 0.789% thereafter)(5)	2,023,556

The accompanying notes are an integral part of these financial statements.
114

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Commercial Banks - 15.6% - (continued)
$ 2,000,000	1.54%, 09/10/2027, (1.54% fixed rate until 09/10/2026; 3 mo. USD SOFR + 0.818% thereafter)(5)	$ 1,677,987
2,500,000	3.63%, 02/20/2024	2,443,785
2,700,000	4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 3 mo. USD SOFR + 1.510% thereafter)(5)	2,536,935
1,100,000	4.48%, 08/23/2028, (4.48% fixed rate until 08/23/2027; 3 mo. USD SOFR + 1.725% thereafter)(5)	1,021,385
	HSBC Holdings plc
7,455,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	6,126,926
4,000,000	2.25%, 11/22/2027, (2.25% fixed rate until 11/22/2026; 3 mo. USD SOFR + 1.100% thereafter)(5)	3,285,374
3,500,000	2.63%, 11/07/2025, (2.63% fixed rate until 11/07/2024; 3 mo. USD SOFR + 1.402% thereafter)(5)	3,197,745
2,405,000	4.76%, 06/09/2028, (4.76% fixed rate until 06/09/2027; 3 mo. USD SOFR + 2.110% thereafter)(5)	2,172,559
3,000,000	Huntington Bancshares, Inc. 4.44%, 08/04/2028, (4.44% fixed rate until 08/04/2027; 3 mo. USD SOFR + 1.970% thereafter)(5)	2,794,482
	ING Groep N.V.
2,470,000	1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 3 mo. USD SOFR + 1.005% thereafter)(5)	2,102,749
2,525,000	3.87%, 03/28/2026, (3.87% fixed rate until 03/28/2025; 3 mo. USD SOFR + 1.640% thereafter)(5)	2,370,558
	Intesa Sanpaolo S.p.A.
2,000,000	3.25%, 09/23/2024(1)	1,866,440
1,675,000	3.38%, 01/12/2023(1)	1,665,984
	JP Morgan Chase & Co.
4,450,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD SOFR + 0.695% thereafter)(5)	3,783,164
4,200,000	1.05%, 11/19/2026, (1.05% fixed rate until 11/19/2025; 3 mo. USD SOFR + 0.800% thereafter)(5)	3,616,390
3,000,000	1.51%, 06/01/2024, (1.51% fixed rate until 06/01/2023; 3 mo. USD SOFR + 1.455% thereafter)(5)	2,928,806
4,600,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	4,289,349
3,500,000	3.85%, 06/14/2025, (3.85% fixed rate until 06/14/2024; 3 mo. USD SOFR + 0.980% thereafter)(5)	3,390,547
3,000,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 3 mo. USD SOFR + 1.560% thereafter)(5)	2,789,796
4,000,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.990% thereafter)(5)	3,801,599
3,460,000	KeyBank NA 4.39%, 12/14/2027	3,273,671
	Macquarie Group Ltd.
2,340,000	1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 3 mo. USD SOFR + 1.069% thereafter)(1)(5)	1,984,344
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Commercial Banks - 15.6% - (continued)
$ 2,065,000	1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 3 mo. USD SOFR + 0.910% thereafter)(1)(5)	$ 1,705,743
3,000,000	3.19%, 11/28/2023, (3.19% fixed rate until 11/28/2022; 3 mo. USD LIBOR + 1.023% thereafter)(1)(5)	2,994,060
	Mitsubishi UFJ Financial Group, Inc.
3,270,000	5.02%, 07/20/2028, (5.02% fixed rate until 07/20/2027; 12 mo. USD CMT + 1.950% thereafter)(5)	3,106,522
3,000,000	5.35%, 09/13/2028, (5.35% fixed rate until 09/13/2027; 12 mo. USD CMT + 1.900% thereafter)(5)	2,891,779
3,500,000	Mizuho Financial Group, Inc. 5.41%, 09/13/2028, (5.41% fixed rate until 09/13/2027; 12 mo. USD CMT + 2.050% thereafter)(4)(5)	3,380,162
	Morgan Stanley
8,615,000	0.86%, 10/21/2025, (0.86% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.745% thereafter)(5)	7,768,468
3,425,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	2,929,719
3,000,000	1.51%, 07/20/2027, (1.51% fixed rate until 07/20/2026; 3 mo. USD SOFR + 0.858% thereafter)(5)	2,538,541
3,000,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(5)	2,566,668
2,675,000	4.00%, 07/23/2025	2,569,981
3,335,000	Natwest Group plc 1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 12 mo. USD CMT + 0.900% thereafter)(5)	2,770,217
3,385,000	NatWest Markets plc 0.80%, 08/12/2024(1)	3,091,454
	Santander Holdings USA, Inc.
3,035,000	3.45%, 06/02/2025	2,832,643
3,000,000	5.81%, 09/09/2026, (5.81% fixed rate until 09/09/2025; 3 mo. USD SOFR + 2.328% thereafter)(5)	2,904,359
	Societe Generale S.A.
3,500,000	2.23%, 01/21/2026, (2.23% fixed rate until 01/21/2025; 12 mo. USD CMT + 1.050% thereafter)(1)(5)	3,132,647
5,200,000	4.68%, 06/15/2027(1)	4,894,457
	Standard Chartered plc
770,000	1.21%, 03/23/2025, (1.21% fixed rate until 03/23/2024; 12 mo. USD CMT + 0.880% thereafter)(1)(5)	712,504
2,070,000	1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 12 mo. USD CMT + 1.000% thereafter)(1)(5)	1,715,853
3,000,000	Synchrony Bank 5.63%, 08/23/2027	2,826,372
2,500,000	Toronto-Dominion Bank 4.11%, 06/08/2027	2,340,942
740,000	UBS AG 1.25%, 06/01/2026(1)	629,108
	UBS Group AG
4,230,000	1.01%, 07/30/2024, (1.01% fixed rate until 07/30/2023; 12 mo. USD CMT + 0.830% thereafter)(1)(5)	4,070,476
5,170,000	1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(5)	4,259,563
2,100,000	4.13%, 04/15/2026(1)	1,957,405

The accompanying notes are an integral part of these financial statements.
115

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Commercial Banks - 15.6% - (continued)
$ 5,230,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(1)(5)	$ 4,278,622
	Wells Fargo & Co.
1,635,000	0.81%, 05/19/2025, (0.81% fixed rate until 05/19/2024; 3 mo. USD SOFR + 0.510% thereafter)(5)	1,512,797
7,500,000	2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	6,871,547
4,650,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(5)	4,329,740
5,000,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 3 mo. USD SOFR + 1.510% thereafter)(5)	4,501,534
3,000,000	4.54%, 08/15/2026, (4.54% fixed rate until 08/15/2025; 3 mo. USD SOFR + 1.560% thereafter)(5)	2,883,110
2,730,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.980% thereafter)(5)	2,584,745
		294,523,160
	Commercial Services - 1.2%
2,995,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	2,483,997
3,365,000	Equifax, Inc. 2.60%, 12/01/2024	3,176,320
	Global Payments, Inc.
9,000,000	1.20%, 03/01/2026	7,669,388
2,345,000	2.65%, 02/15/2025	2,175,831
1,500,000	4.00%, 06/01/2023	1,487,963
	Howard University, (AGM Insured)
500,000	1.99%, 10/01/2025	452,204
1,965,000	2.42%, 10/01/2024	1,846,447
655,000	2.52%, 10/01/2025	601,207
2,775,000	Sodexo, Inc. 1.63%, 04/16/2026(1)	2,402,403
		22,295,760
	Construction Materials - 0.2%
849,000	Carrier Global Corp. 2.24%, 02/15/2025	789,862
2,380,000	Lennox International, Inc. 1.35%, 08/01/2025	2,112,257
		2,902,119
	Diversified Financial Services - 3.6%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4,550,000	1.75%, 10/29/2024	4,121,394
1,000,000	1.75%, 01/30/2026	851,202
3,420,000	2.45%, 10/29/2026	2,887,257
5,650,000	3.15%, 02/15/2024	5,407,469
910,000	3.30%, 01/23/2023	904,692
1,880,000	4.50%, 09/15/2023	1,846,419
	Aircastle Ltd.
1,200,000	4.13%, 05/01/2024	1,143,373
1,400,000	4.40%, 09/25/2023	1,368,396
3,050,000	5.25%, 08/11/2025(1)	2,851,912
	Ally Financial, Inc.
2,690,000	3.88%, 05/21/2024	2,596,829
3,000,000	5.13%, 09/30/2024	2,954,684
	Aviation Capital Group LLC
2,650,000	3.88%, 05/01/2023(1)	2,608,599
4,000,000	4.88%, 10/01/2025(1)	3,656,787
	Avolon Holdings Funding Ltd.
4,250,000	2.88%, 02/15/2025(1)	3,805,005
2,000,000	4.25%, 04/15/2026(1)	1,747,885
2,950,000	5.13%, 10/01/2023(1)	2,896,795
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Diversified Financial Services - 3.6% - (continued)
$ 2,490,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	$ 2,340,774
2,500,000	CNA Financial Corp. 7.25%, 11/15/2023	2,563,428
4,125,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	3,831,563
2,000,000	Navient Corp. 5.88%, 10/25/2024	1,945,000
2,105,000	OneMain Finance Corp. 6.13%, 03/15/2024	2,056,627
	Synchrony Financial
1,245,000	4.38%, 03/19/2024	1,216,898
5,200,000	4.88%, 06/13/2025	4,990,301
	Western Union Co.
4,000,000	1.35%, 03/15/2026	3,423,624
4,925,000	2.85%, 01/10/2025	4,621,484
		68,638,397
	Electric - 2.7%
4,000,000	AES Corp. 1.38%, 01/15/2026	3,453,874
2,500,000	Ameren Corp. 2.50%, 09/15/2024	2,367,325
2,280,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	2,111,169
2,475,000	Dominion Energy, Inc. 3.07%, 08/15/2024(3)	2,361,114
980,000	Duke Energy Corp. 4.30%, 03/15/2028	920,865
	Edison International
2,750,000	2.95%, 03/15/2023	2,728,369
1,840,000	3.55%, 11/15/2024	1,763,738
4,000,000	4.70%, 08/15/2025	3,860,813
	Enel Finance International N.V.
3,230,000	1.38%, 07/12/2026(1)	2,673,125
4,350,000	4.25%, 06/15/2025(1)	4,101,608
3,760,000	Evergy, Inc. 2.45%, 09/15/2024	3,542,709
1,815,000	Eversource Energy 4.60%, 07/01/2027	1,744,369
	Israel Electric Corp. Ltd.
1,300,000	6.88%, 06/21/2023(1)	1,307,449
410,000	6.88%, 06/21/2023(6)	412,349
1,120,000	ITC Holdings Corp. 4.95%, 09/22/2027(1)	1,085,483
	Pacific Gas and Electric Co.
4,680,000	1.70%, 11/15/2023	4,485,782
2,000,000	4.95%, 06/08/2025	1,937,803
5,150,000	5.45%, 06/15/2027	4,852,645
3,500,000	Public Service Enterprise Group, Inc. 0.80%, 08/15/2025	3,069,676
3,100,000	Southern Co. 4.48%, 08/01/2024(3)	3,047,666
		51,827,931
	Electronics - 0.9%
4,850,000	Flex Ltd. 3.75%, 02/01/2026(4)	4,488,654
4,000,000	Jabil, Inc. 1.70%, 04/15/2026	3,467,465
	TD SYNNEX Corp.
6,200,000	1.25%, 08/09/2024	5,729,738
4,150,000	1.75%, 08/09/2026	3,504,460
		17,190,317
	Entertainment - 0.8%
2,625,000	Caesars Entertainment, Inc. 6.25%, 07/01/2025(1)	2,547,933
1,160,000	Cinemark USA, Inc. 8.75%, 05/01/2025(1)(4)	1,163,120
6,490,000	Magallanes, Inc. 3.76%, 03/15/2027(1)	5,771,796
5,520,000	Warnermedia Holdings, Inc. 3.64%, 03/15/2025(1)	5,203,749
		14,686,598
	Food - 0.5%
3,325,000	Conagra Brands, Inc. 4.30%, 05/01/2024	3,271,984
4,500,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	4,152,157
2,105,000	Mondelez International, Inc. 2.63%, 03/17/2027	1,872,516
		9,296,657
	Gas - 0.5%
975,000	East Ohio Gas Co. 1.30%, 06/15/2025(1)	870,844

The accompanying notes are an integral part of these financial statements.
116

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Gas - 0.5% - (continued)
$ 3,975,000	EQT Corp. 5.68%, 10/01/2025	$ 3,933,191
6,180,000	NiSource, Inc. 0.95%, 08/15/2025	5,467,152
		10,271,187
	Healthcare - Products - 0.1%
2,870,000	Zimmer Biomet Holdings, Inc. 3.05%, 01/15/2026	2,662,694
	Healthcare - Services - 1.0%
1,960,000	Bon Secours Mercy Health, Inc. 1.35%, 06/01/2025	1,762,373
	CommonSpirit Health
2,985,000	1.55%, 10/01/2025	2,652,279
3,771,000	2.76%, 10/01/2024	3,580,740
4,175,000	HCA, Inc. 3.13%, 03/15/2027(1)	3,690,021
6,225,000	Humana, Inc. 1.35%, 02/03/2027	5,214,245
1,905,000	PeaceHealth Obligated Group 1.38%, 11/15/2025	1,680,769
		18,580,427
	Home Builders - 0.0%
850,000	Lennar Corp. 4.50%, 04/30/2024	834,365
	Household Products - 0.4%
4,125,000	GSK Consumer Healthcare Capital U.K. plc 3.13%, 03/24/2025	3,883,526
3,135,000	GSK Consumer Healthcare Capital U.S. LLC 3.38%, 03/24/2027	2,834,520
		6,718,046
	Insurance - 1.8%
2,000,000	American International Group, Inc. 2.50%, 06/30/2025	1,855,583
1,080,000	Aon Corp. / Aon Global Holdings plc 2.85%, 05/28/2027	958,348
937,000	Assurant, Inc. 4.20%, 09/27/2023	928,327
3,000,000	Athene Global Funding 1.73%, 10/02/2026(1)	2,532,178
	Brighthouse Financial Global Funding
590,000	1.00%, 04/12/2024(1)	552,110
3,020,000	1.55%, 05/24/2026(1)	2,579,133
2,865,000	1.75%, 01/13/2025(1)	2,609,017
	CNO Global Funding
1,615,000	1.65%, 01/06/2025(1)	1,481,413
2,355,000	1.75%, 10/07/2026(1)	2,021,049
5,100,000	Corebridge Financial, Inc. 3.65%, 04/05/2027(1)	4,617,652
	Equitable Financial Life Global Funding
2,000,000	1.00%, 01/09/2026(1)	1,727,047
2,020,000	1.40%, 07/07/2025(1)	1,805,904
4,735,000	Pacific Life Global Funding 1.20%, 06/24/2025(1)	4,235,528
785,000	Principal Life Global Funding 1.25%, 06/23/2025(1)	703,531
3,000,000	Radian Group, Inc. 6.63%, 03/15/2025	2,952,546
2,250,000	Willis North America, Inc. 3.60%, 05/15/2024	2,176,773
		33,736,139
	Internet - 0.6%
912,000	Expedia Group, Inc. 4.63%, 08/01/2027	853,242
1,535,000	Meituan 2.13%, 10/28/2025(1)	1,272,927
	Netflix, Inc.
7,550,000	3.63%, 06/15/2025(1)	7,169,769
2,500,000	4.38%, 11/15/2026	2,386,575
		11,682,513
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Investment Company Security - 0.6%
	FS KKR Capital Corp.
$ 6,075,000	1.65%, 10/12/2024	$ 5,502,681
4,275,000	3.25%, 07/15/2027(4)	3,496,097
3,700,000	Owl Rock Capital Corp. 2.63%, 01/15/2027	2,961,389
		11,960,167
	Iron/Steel - 0.1%
	Steel Dynamics, Inc.
395,000	2.40%, 06/15/2025	364,987
2,000,000	5.00%, 12/15/2026	1,928,003
		2,292,990
	IT Services - 0.6%
4,225,000	DXC Technology Co. 1.80%, 09/15/2026	3,628,134
4,000,000	HP, Inc. 2.20%, 06/17/2025	3,671,930
	Seagate HDD Cayman
3,150,000	4.75%, 06/01/2023	3,124,646
700,000	4.88%, 03/01/2024	682,465
		11,107,175
	Lodging - 1.1%
4,325,000	Genting New York LLC / GENNY Capital, Inc. 3.30%, 02/15/2026(1)	3,790,895
	Hyatt Hotels Corp.
1,525,000	1.30%, 10/01/2023	1,464,882
2,570,000	1.80%, 10/01/2024	2,396,464
3,000,000	4.85%, 03/15/2026	2,874,546
5,090,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	4,828,768
2,500,000	Marriott International, Inc. 3.60%, 04/15/2024	2,442,594
2,300,000	MGM Resorts International 6.00%, 03/15/2023	2,298,848
		20,096,997
	Machinery-Diversified - 0.1%
1,850,000	Otis Worldwide Corp. 2.06%, 04/05/2025	1,711,185
	Media - 0.3%
4,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.00%, 03/01/2023(1)	3,969,940
1,776,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	1,698,542
		5,668,482
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
4,325,000	2.67%, 12/01/2026	3,717,597
2,090,000	4.13%, 05/01/2025	1,987,590
		5,705,187
	Oil & Gas - 1.4%
	Aker BP ASA
3,355,000	2.00%, 07/15/2026(1)	2,889,964
2,000,000	2.88%, 01/15/2026(1)	1,808,941
5,845,000	3.00%, 01/15/2025(1)	5,475,575
1,250,000	Canadian Natural Resources Ltd. 2.05%, 07/15/2025	1,141,301
3,400,000	Eni S.p.A. 4.00%, 09/12/2023(1)	3,338,246
1,525,000	EQT Corp. 5.70%, 04/01/2028	1,483,291
2,233,000	Hess Corp. 3.50%, 07/15/2024(4)	2,152,759
5,200,000	Phillips 66 Partners L.P. 2.45%, 12/15/2024(1)	4,858,711
4,000,000	Var Energi ASA 5.00%, 05/18/2027(1)	3,789,847
		26,938,635
	Packaging & Containers - 0.7%
	Berry Global, Inc.
2,950,000	0.95%, 02/15/2024	2,773,826
5,200,000	1.57%, 01/15/2026	4,506,082

The accompanying notes are an integral part of these financial statements.
117

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Packaging & Containers - 0.7% - (continued)
$ 2,000,000	1.65%, 01/15/2027	$ 1,647,621
4,450,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	3,786,808
		12,714,337
	Pharmaceuticals - 0.7%
1,400,000	Bayer U.S. Finance LLC 3.88%, 12/15/2023(1)	1,372,617
2,500,000	McKesson Corp. 1.30%, 08/15/2026	2,146,836
	Teva Pharmaceutical Finance Netherlands III B.V.
5,350,000	2.80%, 07/21/2023	5,201,431
5,000,000	4.75%, 05/09/2027	4,412,500
755,000	Viatris, Inc. 1.65%, 06/22/2025	673,753
		13,807,137
	Pipelines - 1.5%
	Energy Transfer L.P.
1,870,000	2.90%, 05/15/2025	1,735,432
1,130,000	4.20%, 09/15/2023	1,115,523
2,150,000	4.50%, 04/15/2024	2,111,496
7,500,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(1)	7,258,902
2,160,000	MPLX L.P. 1.75%, 03/01/2026	1,882,766
1,575,000	ONEOK, Inc. 5.85%, 01/15/2026	1,563,781
2,775,000	Targa Resources Corp. 5.20%, 07/01/2027	2,669,848
5,725,000	Western Midstream Operating L.P. 3.35%, 02/01/2025	5,457,070
4,500,000	Williams Cos., Inc. 4.30%, 03/04/2024	4,429,518
		28,224,336
	Real Estate Investment Trusts - 2.8%
	American Tower Corp.
905,000	1.30%, 09/15/2025	796,998
3,250,000	1.60%, 04/15/2026	2,805,431
3,890,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	3,715,122
8,600,000	Crown Castle, Inc. 1.05%, 07/15/2026	7,234,761
	Equinix, Inc.
5,500,000	1.00%, 09/15/2025(4)	4,822,225
2,000,000	1.25%, 07/15/2025	1,779,533
3,825,000	1.45%, 05/15/2026	3,286,020
5,715,000	Federal Realty Investment Trust 1.25%, 02/15/2026	4,961,833
3,200,000	Mid-America Apartments L.P. 1.10%, 09/15/2026	2,703,234
	SBA Tower Trust
1,010,000	1.63%, 05/15/2051(1)	842,436
1,390,000	1.88%, 07/15/2050(1)	1,215,967
1,745,000	2.84%, 01/15/2050(1)	1,619,919
4,020,000	Scentre Group Trust 1 / Scentre Group Trust 2 3.63%, 01/28/2026(1)	3,705,729
3,700,000	Ventas Realty L.P. 2.65%, 01/15/2025	3,457,519
1,985,000	VICI Properties L.P. 4.38%, 05/15/2025	1,886,557
5,000,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	4,505,327
1,575,000	Vornado Realty L.P. 2.15%, 06/01/2026	1,299,885
2,000,000	Welltower, Inc. 3.63%, 03/15/2024	1,943,264
		52,581,760
	Retail - 0.1%
2,865,000	Nordstrom, Inc. 2.30%, 04/08/2024	2,688,760
	Semiconductors - 1.5%
3,232,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 01/15/2027	2,969,325
1,563,000	Broadcom, Inc. 3.46%, 09/15/2026	1,434,204
	Microchip Technology, Inc.
5,915,000	0.97%, 02/15/2024	5,563,709
4,775,000	0.98%, 09/01/2024	4,381,025
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 52.1% - (continued)
	Semiconductors - 1.5% - (continued)
$ 2,400,000	2.67%, 09/01/2023	$ 2,341,037
860,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024	850,191
6,265,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	5,713,053
	Skyworks Solutions, Inc.
795,000	0.90%, 06/01/2023	772,268
5,610,000	1.80%, 06/01/2026	4,783,890
		28,808,702
	Software - 1.1%
	Fidelity National Information Services, Inc.
3,000,000	1.15%, 03/01/2026	2,582,341
3,500,000	4.50%, 07/15/2025	3,402,475
3,425,000	Oracle Corp. 1.65%, 03/25/2026	3,009,901
2,189,000	PTC, Inc. 3.63%, 02/15/2025(1)	2,075,317
	VMware, Inc.
5,150,000	1.00%, 08/15/2024	4,747,262
2,400,000	1.40%, 08/15/2026	2,045,391
2,710,000	Workday, Inc. 3.50%, 04/01/2027	2,499,031
		20,361,718
	Telecommunications - 1.6%
4,500,000	AT&T, Inc. 1.70%, 03/25/2026	3,966,740
70,000	Motorola Solutions, Inc. 4.00%, 09/01/2024	68,308
1,430,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	1,238,930
10,300,000	Sprint Communications LLC 6.00%, 11/15/2022	10,301,133
7,450,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	7,008,737
	T-Mobile USA, Inc.
2,000,000	2.25%, 02/15/2026	1,800,060
2,000,000	3.50%, 04/15/2025	1,907,394
	Verizon Communications, Inc.
1,000,000	0.85%, 11/20/2025	879,042
3,000,000	1.45%, 03/20/2026	2,640,952
		29,811,296
	Transportation - 0.2%
4,450,000	TTX Co. 3.60%, 01/15/2025(1)	4,259,038
	Trucking & Leasing - 1.2%
	DAE Funding LLC
6,400,000	1.55%, 08/01/2024(1)	5,804,140
1,450,000	2.63%, 03/20/2025(1)	1,315,585
2,500,000	GATX Corp. 4.35%, 02/15/2024(4)	2,464,373
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
3,000,000	1.20%, 11/15/2025(1)	2,590,677
1,500,000	2.70%, 03/14/2023(1)	1,484,634
1,425,000	2.70%, 11/01/2024(1)	1,332,789
2,065,000	3.45%, 07/01/2024(1)	1,981,692
1,250,000	3.90%, 02/01/2024(1)	1,217,876
2,000,000	4.13%, 08/01/2023(1)	1,974,219
2,275,000	4.40%, 07/01/2027(1)	2,121,527
		22,287,512
	Total Corporate Bonds (cost $1,083,623,921)	$ 985,918,917
MUNICIPAL BONDS - 0.1%
	Higher Education - 0.1%
2,630,000	Chicago, IL, Board of Education, GO 5.28%, 12/01/2022	$ 2,628,288
	Total Municipal Bonds (cost $2,603,700)	$ 2,628,288

The accompanying notes are an integral part of these financial statements.
118

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7)
	Advertising - 0.1%
$ 1,286,775	ABG Intermediate Holdings 2 LLC 7.33%, 12/21/2028, 1 mo. USD SOFR + 3.500%	$ 1,233,696
977,506	Clear Channel Outdoor Holdings, Inc. 7.91%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	892,972
501,459	CMG Media Corp. 7.25%, 12/17/2026, 1 mo. USD LIBOR + 3.500%	467,374
		2,594,042
	Aerospace/Defense - 0.2%
679,907	Spirit Aerosystems, Inc. 7.50%, 01/15/2025, 1 mo. USD LIBOR + 3.750%	673,108
3,667,068	TransDigm, Inc. 5.92%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	3,577,519
		4,250,627
	Airlines - 0.3%
1,175,000	Advantage Loyalty IP Ltd. 8.99%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	1,161,993
493,763	Air Canada 6.42%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	481,419
928,737	Kestrel Bidco, Inc. 6.49%, 12/11/2026, 3 mo. USD LIBOR + 3.000%	806,506
432,250	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	440,714
1,195,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	1,204,715
1,408,550	United Airlines, Inc. 8.11%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	1,372,167
		5,467,514
	Apparel - 0.2%
991,076	Birkenstock GmbH & Co. KG 5.10%, 04/28/2028, 1 mo. USD LIBOR + 3.250%	939,292
3,184,688	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	3,060,708
		4,000,000
	Auto Parts & Equipment - 0.2%
	Clarios Global L.P.
EUR 1,907,335	4.38%, 04/30/2026, 1 mo. EURIBOR + 3.250%	1,740,406
$ 1,299,527	7.00%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	1,261,152
558,094	First Brands Group LLC 8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	527,120
		3,528,678
	Beverages - 0.0%
606,250	Sunshine Investments B.V. 6.96%, 07/12/2029, 1 mo. USD SOFR + 4.250%	583,516
	Chemicals - 0.5%
270,000	Avient Corp. 7.34%, 08/29/2029, 1 mo. USD SOFR + 3.250%	268,426
912,588	Axalta Coating Systems U.S. Holdings, Inc. 5.42%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	901,180
906,200	CPC Acquisition Corp. 7.42%, 12/29/2027, 1 mo. USD LIBOR + 3.750%	714,086
3,970,000	Diamond (BC) B.V. 7.16%, 09/29/2028, 1 mo. USD LIBOR + 2.750%	3,705,002
1,153,105	Element Solutions, Inc. 5.75%, 01/31/2026, 1 mo. USD LIBOR + 2.000%	1,146,925
480,668	Messer Industries GmbH 6.17%, 03/02/2026, 3 mo. USD LIBOR + 2.500%	471,775
258,916	Starfruit Finco B.V. 7.16%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	243,544
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Chemicals - 0.5% - (continued)
	Tronox Finance LLC
$ 843,074	5.94%, 03/10/2028, 1 mo. USD LIBOR + 2.250%	$ 793,544
1,422,850	6.80%, 04/04/2029, 1 mo. USD SOFR + 3.250%	1,356,161
		9,600,643
	Commercial Services - 1.5%
	AlixPartners LLP
EUR 40,584	4.44%, 02/04/2028, 3 mo. EURIBOR + 3.250%	37,901
$ 1,901,050	6.50%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	1,854,322
925,781	Allied Universal Holdco LLC 7.50%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	838,415
	Amentum Government Services Holdings LLC
364,088	7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	351,647
625,600	7.80%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	605,268
1,232,550	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	1,130,285
	Belron Finance U.S. LLC
481,250	5.19%, 11/13/2025, 3 mo. USD LIBOR + 2.250%	472,828
778,150	5.38%, 04/13/2028, 1 mo. USD LIBOR + 2.500%	763,801
379,275	6.69%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	372,164
EUR 1,675,000	Boels Topholding B.V. 3.57%, 02/06/2027, 3 mo. EURIBOR + 3.250%	1,554,973
240,000	Boluda Corporacion Maritima S.L. 4.63%, 07/30/2026, 3 mo. EURIBOR + 3.500%	223,888
$ 808,007	BrightView Landscapes LLC 6.98%, 04/20/2029, 1 mo. USD SOFR + 3.250%	782,757
1,180,000	Corporation Service Co. 0.00%, 08/31/2029, 1 mo. USD SOFR + 3.250%(8)	1,159,350
1,080,752	Ensemble RCM LLC 7.94%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	1,064,087
1,137,905	Hertz Corp. 7.01%, 06/30/2028, 1 mo. USD LIBOR + 3.250%	1,094,698
1,034,774	MPH Acquisition Holdings LLC 7.32%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	959,587
1,071,900	PECF USS Intermediate Holding III Corp. 8.00%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	823,069
EUR 465,797	Techem Verwaltungsgesellschaft 675 mbH 2.64%, 07/15/2025, 3 mo. EURIBOR + 2.375%	432,129
	Trans Union LLC
$ 1,281,156	5.50%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	1,248,897
997,305	6.00%, 12/01/2028, 1 mo. USD LIBOR + 2.250%	980,979
3,470,400	United Rentals, Inc. 5.50%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	3,465,194
	Verisure Holding AB
EUR 3,280,000	3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	3,004,930
1,510,000	3.75%, 07/20/2026, 3 mo. EURIBOR + 3.250%	1,396,201
$ 599,762	Verscend Holding Corp. 7.75%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	591,516

The accompanying notes are an integral part of these financial statements.
119

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Commercial Services - 1.5% - (continued)
$ 2,654,575	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	$ 2,597,050
1,373,700	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	869,552
		28,675,488
	Construction Materials - 0.6%
996,617	Chamberlain Group, Inc. 7.25%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	903,005
1,213,875	Ingersoll-Rand Services Co. 5.58%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	1,185,045
1,728,125	Jeld-Wen, Inc. 6.00%, 07/28/2028, 1 mo. USD LIBOR + 2.250%	1,587,404
	Quikrete Holdings, Inc.
1,933,033	6.38%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	1,872,355
1,741,250	6.75%, 06/11/2028, 1 mo. USD LIBOR + 3.000%	1,694,915
2,078,584	Standard Industries, Inc. 6.68%, 09/22/2028, 6 mo. USD LIBOR + 2.500%	2,032,086
1,761,687	Zurn Holdings, Inc. 5.75%, 10/04/2028, 1 mo. USD LIBOR + 2.000%	1,742,415
		11,017,225
	Distribution/Wholesale - 0.5%
2,522,000	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	2,466,213
3,016,525	Core & Main L.P. 6.53%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	2,935,471
783,075	PAI Holdco, Inc. 8.16%, 10/28/2027, 1 mo. USD LIBOR + 3.500%	714,556
2,493,437	Univar Solutions USA, Inc. 5.50%, 06/03/2028, 1 mo. USD LIBOR + 1.750%	2,475,360
		8,591,600
	Diversified Financial Services - 0.5%
1,955,248	Blackhawk Network Holdings, Inc. 7.08%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	1,873,382
991,018	Deerfield Dakota Holding LLC 7.48%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	935,274
479,500	Delos Finance S.a.r.l. 5.42%, 10/06/2023, 3 mo. USD LIBOR + 1.750%	478,042
2,500,207	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	2,450,203
604,366	NFP Corp. 7.00%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	572,008
1,012,563	Russell Investments U.S. Inst'l Holdco, Inc. 7.25%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	932,510
1,900,000	Setanta Aircraft Leasing Designated Activity Co. 5.67%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	1,870,702
		9,112,121
	Electric - 0.1%
1,149,156	ExGen Renewables IV LLC 5.57%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	1,136,711
	Electronics - 0.2%
1,890,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	1,836,456
1,086,250	Ingram Micro, Inc. 7.17%, 06/30/2028, 1 mo. USD LIBOR + 3.500%	1,048,231
EUR 225,000	Zephyr German BidCo GmbH 4.22%, 03/10/2028, 3 mo. EURIBOR + 3.400%	202,789
		3,087,476
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Engineering & Construction - 0.3%
$ 755,437	Artera Services LLC 7.17%, 03/06/2025, 1 mo. USD LIBOR + 2.500%	$ 616,943
1,173,806	Brand Energy & Infrastructure Services, Inc. 8.49%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	1,013,147
2,124,029	Brown Group Holding LLC 6.25%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	2,061,646
347,375	Fluidra S.A. 5.83%, 01/29/2029, 1 mo. USD SOFR + 2.100%	333,265
883,325	KKR Apple Bidco LLC 6.50%, 09/23/2028, 1 mo. USD LIBOR + 3.000%	854,935
		4,879,936
	Entertainment - 0.6%
EUR 370,000	Banijay Entertainment S.A.S 4.92%, 03/01/2025, 3 mo. EURIBOR + 3.750%	353,560
	Crown Finance U.S., Inc.
$ 61,620	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(8)(9)	61,505
1,606,026	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	502,461
733,278	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	731,906
2,733,990	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	2,726,007
1,267,500	Golden Entertainment, Inc. 6.60%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	1,254,825
533,663	Great Canadian Gaming Corp. 7.60%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	517,428
213,063	NASCAR Holdings, Inc. 6.25%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	212,032
728,175	Penn National Gaming, Inc. 6.58%, 05/03/2029, 1 mo. USD LIBOR + 2.750%	716,437
1,850,362	Scientific Games International, Inc. 6.40%, 04/14/2029, 1 mo. USD SOFR + 3.000%	1,822,219
2,466,266	UFC Holdings LLC 7.11%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	2,407,692
		11,306,072
	Environmental Control - 0.2%
	Clean Harbors, Inc.
1,672,433	5.50%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	1,662,582
1,488,750	5.75%, 10/08/2028, 1 mo. USD LIBOR + 2.000%	1,478,210
1,055,070	Covanta Holding Corp. 6.23%, 11/30/2028, 1 mo. USD LIBOR + 2.500%	1,039,908
366,300	Filtration Group Corp. 7.25%, 10/21/2028, 1 mo. USD LIBOR + 3.500%	353,022
		4,533,722
	Food - 0.5%
341,688	8th Avenue Food & Provisions, Inc. 7.50%, 10/01/2025, 3 mo. USD LIBOR + 3.750%	295,987
1,311,398	B&G Foods, Inc. 6.25%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	1,232,308
EUR 1,290,000	Bellis Acquisition Co. plc 4.55%, 02/16/2026, 3 mo. EURIBOR + 2.750%	1,135,068
$ 1,577,075	CHG PPC Parent LLC 6.63%, 12/08/2028, 1 mo. USD LIBOR + 3.000%	1,521,877
933,513	Froneri International Ltd. 6.00%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	899,869
789,511	Hostess Brands LLC 6.66%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	776,089
	U.S. Foods, Inc.
1,065,933	5.75%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	1,044,497

The accompanying notes are an integral part of these financial statements.
120

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Food - 0.5% - (continued)
$ 850,540	6.50%, 11/22/2028, 3 mo. USD LIBOR + 2.750%	$ 835,852
933,746	UTZ Quality Foods LLC 6.84%, 01/20/2028, 1 mo. USD LIBOR + 3.000%	914,633
		8,656,180
	Food Service - 0.1%
	Aramark Services, Inc.
554,934	5.50%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	538,053
951,150	5.50%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	918,259
1,231,985	6.25%, 04/06/2028, 1 mo. USD LIBOR + 2.500%	1,211,448
		2,667,760
	Hand/Machine Tools - 0.1%
1,006,038	Alliance Laundry Systems LLC 7.41%, 10/08/2027, 1 mo. USD LIBOR + 3.500%	969,388
	Healthcare - Products - 0.5%
	Agiliti Health, Inc.
827,413	5.94%, 01/04/2026, 3 mo. USD LIBOR + 2.750%	810,864
377,143	5.94%, 01/04/2026, 1 mo. USD LIBOR + 2.750%	369,600
	Avantor Funding, Inc.
EUR 706,063	3.19%, 06/12/2028, 1 mo. EURIBOR + 2.500%	678,096
$ 2,706,766	6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	2,650,005
487,550	ICU Medical, Inc. 5.96%, 01/08/2029, 1 mo. USD SOFR + 2.500%	476,887
725,812	Insulet Corp. 7.00%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	708,575
2,482,525	Medline Borrower LP 7.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	2,279,777
2,226,297	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	2,116,385
		10,090,189
	Healthcare - Services - 0.8%
	ADMI Corp.
1,610,475	7.13%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	1,432,518
584,100	7.50%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	521,309
1,481,259	AHP Health Partners, Inc. 7.25%, 08/24/2028, 1 mo. USD LIBOR + 3.500%	1,405,345
EUR 2,495,000	Biogroup-LCD 3.03%, 02/09/2028, 3 mo. EURIBOR + 2.750%	2,205,258
$ 1,230,219	Catalent Pharma Solutions, Inc. 5.63%, 02/22/2028, 1 mo. USD LIBOR + 2.000%	1,213,304
EUR 1,090,000	Cerba Healthcare S.A.S. 4.38%, 06/30/2028, 3 mo. EURIBOR + 3.250%	976,205
	EyeCare Partners LLC
$ 1,508,732	7.42%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	1,320,140
1,298,475	7.42%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	1,129,673
1,397,312	Heartland Dental LLC 7.58%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	1,313,474
562,205	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	555,880
EUR 532,882	IQVIA, Inc. 3.19%, 06/11/2025, 1 mo. EURIBOR + 2.000%	512,359
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Healthcare - Services - 0.8% - (continued)
$ 1,492,500	Parexel International Corp. 7.00%, 11/15/2028, 1 mo. USD LIBOR + 3.500%	$ 1,435,233
1,787,401	Surgery Center Holdings, Inc. 7.07%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	1,703,732
		15,724,430
	Home Builders - 0.1%
744,375	Installed Building Products, Inc. 6.00%, 12/14/2028, 1 mo. USD LIBOR + 2.250%	727,165
1,120,813	Tecta America Corp. 8.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	1,065,893
		1,793,058
	Home Furnishings - 0.1%
1,301,850	Mattress Firm, Inc. 8.43%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	1,110,478
786,260	Weber-Stephen Products LLC 7.00%, 10/30/2027, 1 mo. USD LIBOR + 3.250%	647,194
		1,757,672
	Insurance - 1.0%
	Acrisure LLC
2,168,724	7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	2,008,781
367,225	8.00%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	347,792
910,800	Alliant Holdings Intermediate LLC 6.98%, 11/06/2027, 1 mo. USD LIBOR + 3.500%	878,430
293,525	AssuredPartners, Inc. 7.23%, 02/12/2027, 1 mo. USD SOFR + 3.500%	279,583
	Asurion LLC
2,784,391	7.00%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	2,470,284
861,875	7.00%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	758,450
1,213,289	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	1,089,231
1,055,000	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	739,165
1,240,000	9.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	858,700
	Hub International Ltd.
535,000	0.00%, 10/31/2029, 1 mo. USD SOFR + 4.000%(8)	513,600
1,326,138	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	1,298,925
1,069,700	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	1,049,397
973,725	Ryan Specialty Group LLC 6.83%, 09/01/2027, 1 mo. USD LIBOR + 3.000%	958,203
	Sedgwick Claims Management Services, Inc.
1,721,465	7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	1,659,062
1,625,621	7.50%, 09/03/2026, 1 mo. USD LIBOR + 3.750%	1,583,452
163,200	8.00%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	158,661
1,667,751	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	1,645,870
		18,297,586
	Internet - 0.3%
543,125	Adevinta ASA 6.67%, 06/26/2028, 1 mo. USD LIBOR + 3.000%	528,966
996,436	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	845,904

The accompanying notes are an integral part of these financial statements.
121

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Internet - 0.3% - (continued)
	Go Daddy Operating Co. LLC
$ 1,087,527	5.50%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	$ 1,079,370
953,063	5.75%, 08/10/2027, 1 mo. USD LIBOR + 2.000%	936,251
1,244,261	MH Sub LLC 7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	1,196,308
2,000,000	NortonLifeLock, Inc. 5.83%, 09/12/2029, 1 mo. USD LIBOR + 2.000%	1,948,760
		6,535,559
	IT Services - 0.3%
	Science Applications International Corp.
881,175	5.70%, 10/31/2025, 1 mo. USD LIBOR + 1.875%	880,074
1,590,667	5.70%, 03/12/2027, 1 mo. USD LIBOR + 1.875%	1,589,013
557,869	Surf Holdings LLC 6.67%, 03/05/2027, 3 mo. USD LIBOR + 3.500%	545,054
2,046,812	Tempo Acquisition LLC 6.73%, 08/31/2028, 1 mo. USD SOFR + 3.000%	2,016,622
		5,030,763
	Leisure Time - 0.3%
	Carnival Corp.
1,415,196	5.88%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	1,325,274
1,667,400	6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	1,524,637
2,212,000	Hayward Industries, Inc. 6.25%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	2,075,144
977,625	MajorDrive Holdings LLC 7.13%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	898,369
505,408	SRAM LLC 6.42%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	489,402
		6,312,826
	Lodging - 0.3%
	Caesars Resort Collection LLC
2,332,993	6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	2,304,881
420,417	7.25%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	416,023
948,561	Four Seasons Hotels Ltd. 5.75%, 11/30/2023, 3 mo. USD LIBOR + 2.000%	946,360
974,847	Hilton Worldwide Finance LLC 5.34%, 06/22/2026, 3 mo. USD LIBOR + 1.750%	956,909
995,667	Station Casinos LLC 6.01%, 02/08/2027, 1 mo. USD LIBOR + 2.250%	973,942
		5,598,115
	Machinery - Construction & Mining - 0.1%
1,843,466	Brookfield WEC Holdings, Inc. 6.50%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	1,809,472
	Machinery-Diversified - 0.1%
957,822	Gardner Denver, Inc. 5.58%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	935,074
1,846,791	Vertical U.S. Newco, Inc. 6.87%, 07/30/2027, 6 mo. USD LIBOR + 3.500%	1,750,998
		2,686,072
	Media - 1.2%
826,500	Altice Financing S.A. 6.83%, 01/31/2026, 3 mo. USD LIBOR + 2.750%	773,811
671,300	Banijay Entertainment S.A.S 6.88%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	651,584
2,809,437	Cable One, Inc. 5.75%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	2,769,066
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Media - 1.2% - (continued)
$ 1,582,543	Charter Communications Operating LLC 5.51%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	$ 1,553,155
	CSC Holdings LLC
895,388	5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	864,613
1,203,125	5.66%, 01/15/2026, 1 mo. USD LIBOR + 2.250%	1,164,023
1,072,728	5.91%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,013,342
508,124	DirecTV Financing LLC 8.75%, 08/02/2027, 1 mo. USD LIBOR + 5.000%	483,099
	E.W. Scripps Co.
685,257	6.32%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	670,208
672,100	6.50%, 01/07/2028, 1 mo. USD LIBOR + 2.750%	660,620
1,193,748	Gray Television, Inc. 5.63%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	1,172,034
692,642	Nexstar Broadcasting, Inc. 6.25%, 09/18/2026, 1 mo. USD LIBOR + 2.500%	684,656
866,071	Sinclair Television Group, Inc. 6.26%, 09/30/2026, 1 mo. USD LIBOR + 2.500%	815,623
2,630,000	Telenet Financing USD LLC 5.41%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	2,546,392
	Virgin Media Bristol LLC
EUR 800,000	4.10%, 01/31/2029, 3 mo. EURIBOR + 3.250%	750,414
$ 2,325,000	5.91%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	2,275,896
585,000	6.66%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	575,090
EUR 1,400,000	Virgin Media SFA Finance Ltd. 3.35%, 01/31/2029, 3 mo. EURIBOR + 2.500%	1,275,245
1,310,000	Ziggo B.V. 3.76%, 01/31/2029, 3 mo. EURIBOR + 3.000%	1,187,673
$ 1,345,000	Ziggo Financing Partnership 5.91%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	1,308,160
		23,194,704
	Mining - 0.0%
740,625	American Rock Salt Company LLC 7.75%, 06/09/2028, 1 mo. USD LIBOR + 4.000%	675,820
	Miscellaneous Manufacturing - 0.1%
EUR 1,487,723	CeramTec AcquiCo GmbH 4.33%, 03/16/2029, 3 mo. EURIBOR + 3.750%	1,338,538
$ 498,263	Momentive Performance Materials, Inc. 7.01%, 05/15/2024, 3 mo. USD LIBOR + 3.250%	491,257
		1,829,795
	Oil & Gas - 0.0%
739,413	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%	726,939
	Packaging & Containers - 0.3%
	Berlin Packaging LLC
1,822,308	6.43%, 03/11/2028, 1 mo. USD LIBOR + 3.250%	1,711,147
777,150	6.91%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	742,870
1,187,025	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%	1,141,681

The accompanying notes are an integral part of these financial statements.
122

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Packaging & Containers - 0.3% - (continued)
$ 327,525	Pretium PKG Holdings, Inc. 7.60%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	$ 285,765
1,936,086	TricorBraun Holdings, Inc. 7.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,829,795
		5,711,258
	Pharmaceuticals - 0.8%
1,002,312	Bausch Health Cos., Inc. 8.62%, 02/01/2027, 1 mo. USD SOFR + 5.250%	747,394
4,872,669	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	4,689,164
1,613,467	Gainwell Acquisition Corp. 7.67%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,530,099
1,822,250	Horizon Therapeutics USA, Inc. 5.38%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	1,780,120
140,074	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	138,498
1,554,317	Jazz Financing Lux S.a.r.l. 7.25%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	1,533,924
1,745,312	Organon & Co. 6.19%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	1,699,498
1,879,420	Pathway Vet Alliance LLC 7.42%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	1,691,478
770,000	Prestige Brands, Inc. 5.75%, 07/03/2028, 1 mo. USD LIBOR + 2.000%	766,974
		14,577,149
	Pipelines - 0.4%
236,025	BCP Renaissance Parent LLC 6.62%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	233,665
721,597	Buckeye Partners L.P. 5.37%, 11/01/2026, 1 mo. USD LIBOR + 2.250%	712,310
904,478	DT Midstream, Inc. 5.81%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	904,333
2,182,290	Medallion Midland Acquisition LLC 7.42%, 10/18/2028, 1 mo. USD LIBOR + 3.750%	2,149,556
753,600	NorthRiver Midstream Finance L.P. 6.92%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	741,354
913,081	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	898,371
582,595	Traverse Midstream Partners LLC 7.98%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	575,558
2,210,738	UGI Energy Services LLC 7.25%, 08/13/2026, 1 mo. USD LIBOR + 3.500%	2,195,992
		8,411,139
	Retail - 1.4%
900,900	At Home Group, Inc. 7.74%, 07/24/2028, 1 mo. USD LIBOR + 4.000%	707,207
1,745,567	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	1,696,254
1,978,957	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	1,929,127
866,313	EG Group Ltd. 7.92%, 03/31/2026, 1 mo. USD LIBOR + 4.250%	786,828
943,062	Foundation Building Materials Holding Co. LLC 7.66%, 01/31/2028, 1 mo. USD LIBOR + 3.250%	854,782
3,055,808	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	2,870,932
1,024,301	Harbor Freight Tools USA, Inc. 6.50%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	959,001
	IRB Holding Corp.
1,183,912	6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%	1,151,651
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Retail - 1.4% - (continued)
$ 465,502	6.50%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	$ 458,003
1,715,621	KFC Holding Co. 5.19%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	1,690,813
1,991,590	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,699,324
1,699,725	Les Schwab Tire Centers 6.58%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	1,644,484
	Medical Solutions Holdings, Inc.
69,690	3.50%, 11/01/2028, 1 mo. USD LIBOR + 3.500%(9)	67,077
433,164	6.38%, 11/01/2028, 1 mo. USD LIBOR + 3.500%	416,920
1,728,125	Michaels Cos., Inc. 7.92%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	1,325,265
1,344,525	Petco Health and Wellness Co., Inc. 6.92%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	1,287,235
1,135,625	PetSmart, Inc. 7.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	1,090,677
4,005,000	Pilot Travel Centers LLC 5.83%, 08/04/2028, 1 mo. USD LIBOR + 2.000%	3,894,863
1,993,183	SRS Distribution, Inc. 7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	1,848,677
997,894	White Cap Buyer LLC 7.48%, 10/19/2027, 1 mo. USD SOFR + 3.750%	942,910
		27,322,030
	Semiconductors - 0.3%
1,380,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	1,371,375
2,500,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	2,441,975
380,010	ON Semiconductor Corp. 5.75%, 09/19/2026, 1 mo. USD LIBOR + 2.000%	380,127
499,950	Synaptics, Inc. 4.36%, 12/02/2028, 1 mo. USD LIBOR + 2.250%	492,576
		4,686,053
	Software - 1.7%
	Athenahealth, Inc.
105,072	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(9)	95,791
618,378	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	563,756
1,111,600	CCC Intelligent Solutions, Inc. 6.00%, 09/21/2028, 3 mo. USD LIBOR + 2.250%	1,085,666
2,421,266	DCert Buyer, Inc. 6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,327,781
4,770,578	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	4,689,478
1,907,628	E2open LLC 6.64%, 02/04/2028, 1 mo. USD LIBOR + 3.500%	1,849,445
532,325	EP Purchaser LLC 7.17%, 11/06/2028, 1 mo. USD LIBOR + 3.500%	523,542
533,424	Epicor Software Corp. 7.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	507,286
1,572,794	Hyland Software, Inc. 7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,532,168
2,214,450	McAfee LLC 6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	2,022,081
1,253,700	Mitchell International, Inc. 6.73%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	1,117,924
304,516	Navicure, Inc. 7.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	295,572
1,886,136	Peraton Corp. 7.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	1,812,709

The accompanying notes are an integral part of these financial statements.
123

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 17.8%(7) - (continued)
	Software - 1.7% - (continued)
$ 1,010,456	Playtika Holding Corp. 6.50%, 03/13/2028, 1 mo. USD LIBOR + 2.750%	$ 981,658
2,088,900	Polaris Newco LLC 7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	1,903,803
123,437	Press Ganey Holdings, Inc. 7.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%	114,797
2,178,000	RealPage, Inc. 6.75%, 04/24/2028, 1 mo. USD LIBOR + 3.000%	2,043,247
550,673	Seattle Spinco, Inc. 6.50%, 06/21/2024, 3 mo. USD LIBOR + 2.750%	543,449
240,447	SS&C European Holdings S.a.r.l. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	235,107
	SS&C Technologies, Inc.
1,464,943	5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	1,431,220
296,192	5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	289,613
	Ultimate Software Group, Inc.
1,528,179	7.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	1,472,355
625,650	7.50%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	607,519
196,471	Verint Systems, Inc. 5.13%, 06/28/2024, 3 mo. USD LIBOR + 2.000%	194,015
3,487,924	Zelis Healthcare Corp. 7.25%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	3,430,513
		31,670,495
	Telecommunications - 0.6%
1,631,174	Altice France S.A. 7.77%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	1,462,967
1,001,675	CenturyLink, Inc. 6.00%, 03/15/2027, 1 mo. USD LIBOR + 2.250%	931,378
1,684,856	Ciena Corp. 5.24%, 09/26/2025, 1 mo. USD LIBOR + 1.750%	1,673,281
482,650	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	455,071
1,042,258	Level 3 Financing, Inc. 5.50%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	989,166
EUR 1,390,000	Lorca Finco plc 4.00%, 09/17/2027, 3 mo. EURIBOR + 3.750%	1,283,088
1,237,234	Lorca Holdco Ltd. 4.50%, 09/17/2027, 3 mo. EURIBOR + 4.250%	1,153,748
$ 694,575	Numericable Group S.A. 7.16%, 07/31/2025, 3 mo. USD LIBOR + 2.750%	627,722
821,700	Xplornet Communications, Inc. 7.75%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	704,608
578,310	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	551,129
1,898,777	Zayo Group Holdings, Inc. 6.75%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	1,534,211
		11,366,369
	Transportation - 0.4%
1,760,304	First Student Bidco, Inc. 6.64%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	1,652,485
2,723,922	Genesee & Wyoming, Inc. 5.67%, 12/30/2026, 3 mo. USD LIBOR + 2.000%	2,687,231
659,983	PODS LLC 6.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	634,495
1,739,137	Savage Enterprises LLC 6.83%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	1,717,397
		6,691,608
	Total Senior Floating Rate Interests (cost $358,079,048)	$ 337,157,800
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.6%
	Mortgage-Backed Agencies - 2.6%
	FHLMC - 1.0%
$ 1,150,922	1.00%, 05/25/2033	$ 1,023,044
4,509,087	1.00%, 01/15/2041	3,927,666
2,771,554	1.00%, 05/15/2041	2,526,638
1,346,203	1.00%, 06/15/2044	1,217,236
1,156,608	1.25%, 07/15/2031	1,112,560
335,000	1.50%, 01/15/2027	326,169
1,750,385	2.00%, 09/15/2041	1,579,755
2,344,043	2.50%, 12/15/2042	2,082,701
1,924,634	3.00%, 04/01/2031	1,807,353
330,832	3.50%, 04/01/2027	321,140
2,660,433	3.50%, 03/01/2032	2,541,312
119,789	3.50%, 09/15/2043	116,725
284,335	3.75%, 05/15/2039(3)	281,321
1,026,553	4.54%, 11/25/2048, 1 mo. USD LIBOR + 0.950%(1)	1,011,155
		19,874,775
	FNMA - 1.2%
930,032	1.50%, 11/25/2042	830,063
8,424	1.75%, 05/25/2040	8,400
1,981,861	2.00%, 04/25/2034	1,878,246
2,381,757	2.00%, 12/25/2042	2,010,885
3,467,850	2.50%, 03/25/2035	3,248,484
3,280,513	3.00%, 02/25/2043	2,951,396
63,230	3.00%, 04/25/2043	61,404
765,161	3.00%, 05/25/2047	720,809
2,260,625	3.25%, 11/25/2043	2,123,108
343,855	3.50%, 11/01/2026	331,950
1,268,984	3.50%, 12/01/2026	1,233,285
165,340	3.50%, 12/01/2028	159,573
2,655,322	3.50%, 10/25/2035	2,490,276
1,269,397	3.50%, 07/25/2045	1,221,836
598,009	3.50%, 05/25/2056	559,364
2,322,753	4.00%, 11/25/2041	2,161,708
		21,990,787
	GNMA - 0.4%
1,500,676	2.00%, 05/20/2046	1,281,145
3,557,931	2.50%, 10/20/2041	3,307,032
1,834,865	2.50%, 07/20/2042	1,674,457
602,820	3.00%, 08/20/2045	566,509
741,919	3.50%, 05/20/2048	701,589
72,263	5.00%, 08/20/2039	71,684
		7,602,416
	Total U.S. Government Agencies (cost $54,135,247)	$ 49,467,978
U.S. GOVERNMENT SECURITIES - 4.6%
	U.S. Treasury Securities - 4.6%
	U.S. Treasury Notes - 4.6%
10,000,000	0.13%, 05/15/2023	$ 9,766,015
5,000,000	0.13%, 02/15/2024	4,718,555
10,000,000	0.25%, 06/15/2024	9,319,141
5,000,000	1.38%, 02/15/2023	4,959,768
10,000,000	1.50%, 02/15/2025	9,348,828
15,000,000	2.63%, 05/31/2027	13,976,953
25,000,000	2.75%, 05/15/2025	23,966,797
10,950,000	3.25%, 06/30/2027	10,474,359
	Total U.S. Government Securities (cost $90,307,278)	$ 86,530,416
	Total Long-Term Investments (cost $1,998,477,102)	$ 1,827,470,694

The accompanying notes are an integral part of these financial statements.
124

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.7%
	Repurchase Agreements - 2.2%
$ 41,862,198	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $41,865,698; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $42,699,502		$ 41,862,198
	Securities Lending Collateral - 0.5%
1,473,658	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(10)		1,473,658
4,912,195	HSBC US Government Money Market Fund, 3.09%(10)		4,912,195
1,473,659	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(10)		1,473,659
1,473,659	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(10)		1,473,659
			9,333,171
	Total Short-Term Investments (cost $51,195,369)		$ 51,195,369
	Total Investments (cost $2,049,672,471)	99.2%	$ 1,878,666,063
	Other Assets and Liabilities	0.8%	15,127,930
	Total Net Assets	100.0%	$ 1,893,793,993
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $703,980,221, representing 37.2% of net assets.
(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $412,349, representing 0.0% of net assets.
(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(9)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $224,373, which represents to 0.0% of total net assets.
(10)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	1,476	12/30/2022	$ 301,669,031	$ (6,421,226)
Short position contracts:
U.S. Treasury 5-Year Note Future	1,359	12/30/2022	$ 144,860,906	$ 6,250,218
The accompanying notes are an integral part of these financial statements.
125

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury 10-Year Note Future	273	12/20/2022	$ 30,192,094	$ 1,808,596
Total				$ 8,058,814
Total futures contracts				$ 1,637,588

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,307,000	EUR	1,299,681	USD	DEUT	11/07/2022	$ (7,421)
1,307,000	EUR	1,301,302	USD	UBS	11/07/2022	(9,042)
2,511,900	USD	2,614,000	EUR	DEUT	11/07/2022	(72,619)
25,418,539	USD	25,720,003	EUR	UBS	11/30/2022	(53,362)
1,303,607	USD	1,307,000	EUR	UBS	12/02/2022	8,931
1,301,984	USD	1,307,000	EUR	DEUT	12/02/2022	7,308
Total foreign currency contracts						$ (126,205)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 365,767,295	$ —	$ 365,767,295	$ —
Corporate Bonds	985,918,917	—	985,918,917	—
Municipal Bonds	2,628,288	—	2,628,288	—
Senior Floating Rate Interests	337,157,800	—	337,157,800	—
U.S. Government Agencies	49,467,978	—	49,467,978	—
U.S. Government Securities	86,530,416	—	86,530,416	—
Short-Term Investments	51,195,369	9,333,171	41,862,198	—
Foreign Currency Contracts(2)	16,239	—	16,239	—
Futures Contracts(2)	8,058,814	8,058,814	—	—
Total	$ 1,886,741,116	$ 17,391,985	$ 1,869,349,131	$ —
Liabilities
Foreign Currency Contracts(2)	$ (142,444)	$ —	$ (142,444)	$ —
Futures Contracts(2)	(6,421,226)	(6,421,226)	—	—
Total	$ (6,563,670)	$ (6,421,226)	$ (142,444)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
126

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6%
	Asset-Backed - Automobile - 2.2%
	American Credit Acceptance Receivables Trust
$ 5,750,000	3.64%, 05/15/2028(1)	$ 5,229,270
7,760,000	4.21%, 07/13/2028(1)	6,490,841
	DT Auto Owner Trust
7,450,000	1.31%, 05/17/2027(1)	6,573,428
1,785,000	3.34%, 07/17/2028(1)	1,604,139
	Exeter Automobile Receivables Trust
6,500,000	1.55%, 06/15/2027	5,845,177
3,340,000	5.56%, 06/15/2027(1)	3,194,031
	Santander Bank Auto Credit-Linked Notes
337,209	3.27%, 12/15/2031(1)	323,768
1,000,000	5.00%, 12/15/2031(1)	908,663
1,200,000	6.17%, 12/15/2031(1)	1,059,257
2,000,000	9.97%, 05/15/2032(1)	1,895,710
244,086	Securitized Term Auto Loan Receivables Trust 4.57%, 03/25/2026(1)	239,640
	Westlake Automobile Receivables Trust
1,830,000	3.42%, 04/15/2027(1)	1,579,596
8,830,000	3.66%, 12/15/2027(1)	7,692,382
		42,635,902
	Asset-Backed - Credit Card - 0.5%
	Mercury Financial Credit Card Master Trust
7,750,000	5.20%, 09/21/2026(1)	7,063,292
4,000,000	6.26%, 03/20/2026(1)	3,523,869
		10,587,161
	Asset-Backed - Finance & Insurance - 3.1%
9,800,584	Aaset LLC 6.00%, 05/16/2047(1)	9,063,875
2,875,000	Ares CLO Ltd. 10.02%, 07/22/2030, 3 mo. USD LIBOR + 5.700%(1)(2)	2,254,929
2,183,000	Atlas Senior Loan Fund Ltd. 10.08%, 07/26/2031, 3 mo. USD LIBOR + 5.750%(1)(2)	1,369,053
305,000	Ballyrock CLO Ltd. 11.24%, 01/20/2034, 3 mo. USD LIBOR + 7.000%(1)(2)	266,943
2,981,250	Carlyle US CLO Ltd. 9.54%, 01/20/2030, 3 mo. USD LIBOR + 5.300%(1)(2)	2,335,711
	CIFC Funding Ltd.
2,660,000	9.18%, 04/19/2029, 3 mo. USD LIBOR + 4.950%(1)(2)	2,136,211
2,270,000	10.93%, 01/15/2034, 3 mo. USD LIBOR + 6.850%(1)(2)	2,061,848
2,500,000	Dryden 64 CLO Ltd. 9.79%, 04/18/2031, 3 mo. USD LIBOR + 5.600%(1)(2)	2,045,838
18,565	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(3)	13,405
9,240,000	FS Rialto Issuer LLC 6.05%, 08/17/2037, 1 mo. USD SOFR + 2.580%(1)(2)	9,115,463
4,899,990	Madison Park Funding Ltd. 10.12%, 10/22/2030, 3 mo. USD LIBOR + 5.800%(1)(2)	3,822,654
	Octagon Investment Partners Ltd.
5,000,000	9.83%, 07/17/2030, 3 mo. USD LIBOR + 5.750%(1)(2)	4,035,395
2,825,000	10.03%, 07/15/2030, 3 mo. USD LIBOR + 5.950%(1)(2)	2,271,402
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6% - (continued)
	Asset-Backed - Finance & Insurance - 3.1% - (continued)
$ 3,000,000	Octagon Loan Funding Ltd. 8.96%, 11/18/2031, 3 mo. USD LIBOR + 6.000%(1)(2)	$ 2,315,589
4,910,000	Palmer Square Loan Funding Ltd. 11.75%, 07/20/2029, 3 mo. USD LIBOR + 7.510%(1)(2)	4,174,138
1,940,000	Progress Residential Trust 6.62%, 06/17/2039(1)	1,763,659
2,000,000	Sound Point CLO Ltd. 11.14%, 10/20/2028, 3 mo. USD LIBOR + 6.900%(1)(2)	1,753,750
6,750,000	Stewart Park CLO Ltd. 9.36%, 01/15/2030, 3 mo. USD LIBOR + 5.280%(1)(2)	5,264,041
6,150,000	Webster Park CLO Ltd. 9.74%, 07/20/2030, 3 mo. USD LIBOR + 5.500%(1)(2)	4,983,628
		61,047,532
	Asset-Backed - Home Equity - 0.2%
	GSAA Home Equity Trust
456,851	3.73%, 12/25/2046, 1 mo. USD LIBOR + 0.140%(2)	139,093
787,132	3.75%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(2)	255,859
816,370	3.95%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(2)	212,922
545,520	4.05%, 04/25/2047, 1 mo. USD LIBOR + 0.460%(2)	276,657
1,992,433	Morgan Stanley Mortgage Loan Trust 3.93%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(2)	633,271
	Soundview Home Loan Trust
2,251,000	4.07%, 07/25/2036, 1 mo. USD LIBOR + 0.480%(2)	1,955,959
96,104	4.09%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(2)	89,232
		3,562,993
	Commercial Mortgage-Backed Securities - 3.2%
2,060,000	BAMLL Commercial Mortgage Securities Trust 3.72%, 11/05/2032(1)(3)	1,373,623
	BBCMS Mortgage Trust
2,490,000	0.99%, 04/15/2053(3)(4)	147,367
4,322,017	1.62%, 04/15/2053(3)(4)	318,248
	Benchmark Mortgage Trust
15,214,843	1.22%, 03/15/2062(3)(4)	802,574
8,663,254	1.52%, 01/15/2054(3)(4)	763,634
	BPR Trust
8,245,000	7.56%, 02/15/2024, 1 mo. USD SOFR + 4.180%(1)(2)	8,090,355
5,675,000	11.00%, 05/15/2039, 1 mo. USD SOFR + 7.628%(1)(2)	5,600,977
1,742,000	BX Commercial Mortgage Trust 6.26%, 09/15/2036, 1 mo. USD LIBOR + 2.850%(1)(2)	1,560,637
	BX Trust
1,125,000	7.07%, 08/15/2039, 1 mo. USD SOFR + 3.697%(1)(2)	1,120,803
1,120,000	8.34%, 06/15/2036, 1 mo. USD LIBOR + 4.930%(1)(2)	1,040,865
10,165,000	BXSC Commercial Mortgage Trust 7.51%, 03/15/2035, 1 mo. USD SOFR + 4.134%(1)(2)	9,454,831

The accompanying notes are an integral part of these financial statements.
127

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6% - (continued)
	Commercial Mortgage-Backed Securities - 3.2% - (continued)
$ 2,260,000	CAMB Commercial Mortgage Trust 6.66%, 12/15/2037, 1 mo. USD LIBOR + 3.250%(1)(2)	$ 2,073,672
180,000	Citigroup Commercial Mortgage Trust 4.59%, 03/10/2047(1)(3)	163,295
	Commercial Mortgage Trust
1,350,000	4.65%, 08/10/2047(3)	1,240,532
756,698	4.75%, 10/15/2045(1)(3)	285,654
2,216	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	2,174
	DBJPM Mortgage Trust
19,982,306	1.44%, 08/10/2049(3)(4)	809,931
4,143,886	1.71%, 09/15/2053(3)(4)	295,224
	GS Mortgage Securities Trust
3,644,246	0.06%, 07/10/2046(3)(4)	534
55,000	0.09%, 08/10/2044(1)(3)(4)	0
7,530,451	0.67%, 02/13/2053(3)(4)	248,354
2,190,000	4.63%, 11/10/2045(1)(3)	2,168,170
175,000	5.00%, 04/10/2047(1)(3)	128,842
1,450,000	7.96%, 10/15/2036, 1 mo. USD LIBOR + 4.550%(1)(2)	1,327,509
	JP Morgan Chase Commercial Mortgage Securities Trust
643,710	2.73%, 10/15/2045(1)(3)	502,866
485,000	4.32%, 12/15/2047(1)(3)	401,701
	Morgan Stanley Capital Trust
2,055,000	4.28%, 06/15/2050(3)	1,772,769
465,000	5.08%, 07/15/2049(1)(3)	235,352
4,551	5.28%, 10/12/2052(1)(3)	2,002
11,760,000	SREIT Trust 6.04%, 11/15/2038, 1 mo. USD LIBOR + 2.625%(1)(2)	10,788,311
4,955,000	Taubman Centers Commercial Mortgage Trust 6.31%, 05/15/2037, 1 mo. USD SOFR + 2.932%(1)(2)	4,799,346
15,000	Wells Fargo Commercial Mortgage Trust 4.15%, 05/15/2048(3)	12,886
	Wells Fargo N.A.
6,518,121	0.60%, 11/15/2062(3)(4)	211,082
28,539,016	0.64%, 11/15/2062(3)(4)	1,010,116
5,331,128	0.69%, 12/15/2052(3)(4)	199,491
12,353,493	0.88%, 01/15/2063(3)(4)	577,433
9,272,303	0.89%, 05/15/2062(3)(4)	403,860
4,245,296	1.23%, 03/15/2063(3)(4)	264,797
14,033,223	1.78%, 03/15/2063(3)(4)	1,389,114
	WF-RBS Commercial Mortgage Trust
142,140	3.02%, 11/15/2047(1)	8,440
2,125,000	4.77%, 11/15/2045(1)(3)	2,043,727
215,000	5.00%, 06/15/2044(1)(3)	140,785
		63,781,883
	Other Asset-Backed Securities - 2.4%
1,102,692	Aaset Trust 6.41%, 01/16/2040(1)	100,345
2,235,000	Aligned Data Centers Issuer LLC 2.48%, 08/15/2046(1)	1,852,966
2,850,000	Avant Loans Funding Trust 6.54%, 09/15/2031(1)	2,773,326
914,361	CF Hippolyta Issuer LLC 2.60%, 07/15/2060(1)	712,468
	Domino's Pizza Master Issuer LLC
466,800	3.67%, 10/25/2049(1)	388,879
643,200	4.12%, 07/25/2048(1)	600,013
1,142,953	GSAMP Trust 3.68%, 01/25/2037, 1 mo. USD LIBOR + 0.090%(2)	676,738
1,895,000	Hotwire Funding LLC 4.46%, 11/20/2051(1)	1,539,679
	Pretium Mortgage Credit Partners LLC
9,920,000	3.60%, 02/25/2061(1)(5)	9,064,519
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6% - (continued)
	Other Asset-Backed Securities - 2.4% - (continued)
$ 3,705,000	3.72%, 07/25/2051(1)(5)	$ 3,252,668
6,350,000	3.84%, 07/25/2051(1)(5)	5,551,659
1,890,000	3.84%, 06/27/2060(1)(5)	1,647,023
1,715,000	Vericrest Opportunity Loan Transferee 4.21%, 08/25/2051(1)(5)	1,355,844
2,385,000	VOLT C LLC 4.83%, 05/25/2051(1)(5)	1,941,782
2,205,000	VOLT CI LLC 4.83%, 05/25/2051(1)(5)	1,813,357
2,065,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(5)	1,727,341
5,705,000	VOLT XCIV LLC 4.95%, 02/27/2051(1)(5)	4,536,508
4,195,000	VOLT XCIX LLC 4.95%, 04/25/2051(1)(5)	3,689,679
5,145,000	VOLT XCV LLC 4.95%, 03/27/2051(1)(5)	4,335,072
566,738	Wendy's Funding LLC 3.88%, 03/15/2048(1)	490,524
		48,050,390
	Whole Loan Collateral CMO - 7.0%
	Alternative Loan Trust
24,985	4.09%, 12/25/2035, 1 mo. USD LIBOR + 0.500%(2)	11,977
90,865	4.13%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	79,761
171,761	4.23%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(2)	139,648
547,249	5.75%, 05/25/2036	247,150
569,252	6.00%, 05/25/2036	303,729
101,317	Bank of America Mortgage Trust 3.95%, 09/25/2035(3)	86,389
93,457	Bear Stearns Adjustable Rate Mortgage Trust 5.23%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	86,817
47,326	Bear Stearns Alt-A Trust 4.09%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	60,626
	Bellemeade Re Ltd.
1,688,000	7.60%, 01/26/2032, 1 mo. USD SOFR + 4.600%(1)(2)	1,439,831
665,000	9.59%, 08/26/2030, 1 mo. USD LIBOR + 6.000%(1)(2)	666,661
457,092	Chase Mortgage Finance Trust 5.50%, 11/25/2035	334,479
259,367	CHL Mortgage Pass-Through Trust 3.58%, 09/25/2047(3)	224,040
	Connecticut Avenue Securities Trust
2,240,000	6.59%, 01/25/2040, 1 mo. USD LIBOR + 3.000%(1)(2)	1,892,948
740,000	6.60%, 07/25/2042, 1 mo. USD SOFR + 3.600%(1)(2)	697,450
9,000,000	6.84%, 01/25/2040, 1 mo. USD LIBOR + 3.250%(1)(2)	7,734,851
5,885,000	6.99%, 10/25/2039, 1 mo. USD LIBOR + 3.400%(1)(2)	5,577,357
10,387,000	7.34%, 09/25/2039, 1 mo. USD LIBOR + 3.750%(1)(2)	9,731,301
4,165,000	7.77%, 09/25/2042, 1 mo. USD SOFR + 4.750%(1)(2)	4,139,019
665,000	8.60%, 07/25/2042, 1 mo. USD SOFR + 5.600%(1)(2)	634,452
5,972,155	8.84%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	5,901,720
8,200,000	12.84%, 11/25/2039, 1 mo. USD LIBOR + 9.250%(1)(2)	7,911,495
67,961	CSMC Trust 3.25%, 04/25/2047(1)(3)	59,683

The accompanying notes are an integral part of these financial statements.
128

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
	Eagle RE Ltd.
$ 217,145	5.29%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	$ 215,463
8,870,000	8.75%, 10/25/2033, 1 mo. USD SOFR + 5.750%(1)(2)	8,458,780
5,881,000	Ellington Financial Mortgage Trust 3.86%, 06/25/2066(1)(3)	3,365,088
	Fannie Mae Connecticut Avenue Securities
6,890,000	7.34%, 10/25/2030, 1 mo. USD LIBOR + 3.750%(2)	6,806,071
3,140,000	8.64%, 11/25/2029, 1 mo. USD LIBOR + 5.050%(2)	3,242,974
30,675	GMACM Mortgage Loan Trust 2.90%, 04/19/2036(3)	23,510
271,950	GSR Mortgage Loan Trust 2.97%, 01/25/2036(3)	261,659
893,965	HarborView Mortgage Loan Trust 3.72%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	806,116
10,390,000	Home Re Ltd. 8.50%, 10/25/2034, 1 mo. USD SOFR + 5.500%(1)(2)	10,087,717
17,927	Impac CMB Trust 5.84%, 02/25/2036, 1 mo. USD LIBOR + 2.250%(2)	16,094
363,904	IndyMac IMSC Mortgage Loan Trust 3.74%, 03/25/2047, 1 mo. USD LIBOR + 0.150%(2)	235,294
	JP Morgan Mortgage Trust
142,613	3.29%, 05/25/2036(3)	115,694
21,118	3.33%, 04/25/2037(3)	16,021
105,569	3.85%, 11/25/2035(3)	91,948
1,034,454	Legacy Mortgage Asset Trust 6.25%, 11/25/2059(1)(5)	1,034,640
2,000,000	LHOME Mortgage Trust 4.61%, 06/25/2026(1)(5)	1,630,039
45,379	MASTR Adjustable Rate Mortgages Trust 3.88%, 11/21/2034(3)	41,957
178,316	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.88%, 06/25/2036(3)	134,244
3,970,000	NYMT Loan Trust 3.56%, 08/25/2061(1)(5)	3,592,564
4,645,000	OSAT Trust 3.97%, 05/25/2065(1)(5)	4,263,096
1,566,744	PMT Credit Risk Transfer Trust 6.49%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(2)	1,492,263
	Preston Ridge Partners Mortgage Trust LLC
1,265,000	3.47%, 04/25/2026(1)(5)	1,107,067
3,505,000	3.47%, 07/25/2026(1)(5)	3,037,584
5,370,000	3.67%, 08/25/2026(1)(5)	4,816,783
9,255,000	3.97%, 10/25/2026(1)(3)	8,038,106
996,000	4.70%, 11/25/2025(1)(5)	896,668
5,688,000	4.83%, 10/25/2026(1)(5)	4,912,003
847,376	Structured Asset Mortgage Investments Trust 4.05%, 02/25/2036, 1 mo. USD LIBOR + 0.460%(2)	747,636
4,675,000	Triangle Re Ltd. 9.09%, 10/25/2033, 1 mo. USD LIBOR + 5.500%(1)(2)	4,563,070
	VCAT LLC
13,902,000	3.84%, 08/25/2051(1)(5)	12,134,692
2,140,000	4.21%, 03/27/2051(1)(5)	1,918,225
1,850,283	Verus Securitization Trust 5.68%, 08/25/2050(1)(5)	1,846,842
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.6% - (continued)
	Whole Loan Collateral CMO - 7.0% - (continued)
	Washington Mutual Mortgage Pass-Through Certificates Trust
$ 317,658	4.19%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	$ 206,982
13,534	4.43%, 06/25/2044, 1 mo. USD LIBOR + 0.840%(2)	12,314
		138,130,588
	Total Asset & Commercial Mortgage-Backed Securities (cost $412,505,789)	$ 367,796,449
CONVERTIBLE BONDS - 2.8%
	Airlines - 0.1%
1,450,000	Southwest Airlines Co. 1.25%, 05/01/2025	$ 1,782,775
	Auto Manufacturers - 0.1%
2,800,000	Arrival S.A. 3.50%, 12/01/2026(1)	813,400
1,466,000	Ford Motor Co. 0.00%, 03/15/2026(6)	1,473,330
		2,286,730
	Biotechnology - 0.2%
1,525,000	Alnylam Pharmaceuticals, Inc. 1.00%, 09/15/2027(1)	1,528,050
896,000	Apellis Pharmaceuticals, Inc. 3.50%, 09/15/2026	1,574,720
2,182,000	Exact Sciences Corp. 0.38%, 03/15/2027	1,539,674
		4,642,444
	Commercial Banks - 0.0%
EUR 500,000	Bper Banca 8.75%, 07/25/2029, (8.75% fixed rate until 07/25/2029; 5 year EUR Swap + 8.000% thereafter)(7)(8)(9)	494,125
	Commercial Services - 0.3%
$ 2,518,000	Alarm.com Holdings, Inc. 0.00%, 01/15/2026(6)	2,050,659
2,138,000	Block, Inc. 0.13%, 03/01/2025	1,981,659
EUR 1,200,000	Nexi S.p.A. 1.75%, 04/24/2027(9)	1,012,822
$ 1,552,000	Repay Holdings Corp. 0.00%, 02/01/2026(1)(6)(10)	1,067,000
		6,112,140
	Energy-Alternate Sources - 0.1%
945,000	Enphase Energy, Inc. 0.00%, 03/01/2028(6)	1,211,962
561,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	651,321
		1,863,283
	Entertainment - 0.1%
1,570,000	DraftKings Holdings, Inc. 0.00%, 03/15/2028(6)	982,035
425,000	Penn Entertainment, Inc. 2.75%, 05/15/2026	671,925
		1,653,960
	Healthcare - Products - 0.3%
1,862,000	Insulet Corp. 0.38%, 09/01/2026	2,379,636
1,924,000	Integra LifeSciences Holdings Corp. 0.50%, 08/15/2025	1,785,472
2,115,000	NuVasive, Inc. 0.38%, 03/15/2025	1,829,475
		5,994,583
	Internet - 0.6%
1,975,000	Airbnb, Inc. 0.00%, 03/15/2026(6)	1,652,087

The accompanying notes are an integral part of these financial statements.
129

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 2.8% - (continued)
	Internet - 0.6% - (continued)
	ETSY, Inc.
$ 445,000	0.13%, 10/01/2026(10)	$ 570,045
1,778,000	0.25%, 06/15/2028	1,371,727
	Sea Ltd.
1,940,000	0.25%, 09/15/2026	1,336,660
295,000	2.38%, 12/01/2025(10)	278,215
2,226,000	Snap, Inc. 0.13%, 03/01/2028(1)	1,461,369
885,000	Trip.com Group Ltd. 1.99%, 07/01/2025	879,513
2,318,000	Uber Technologies, Inc. 0.00%, 12/15/2025(6)	1,914,463
1,150,000	Zillow Group, Inc. 1.38%, 09/01/2026(10)	1,144,250
		10,608,329
	IT Services - 0.1%
2,430,000	Rapid7, Inc. 0.25%, 03/15/2027	1,915,144
	Leisure Time - 0.1%
1,206,000	Royal Caribbean Cruises Ltd. 6.00%, 08/15/2025(1)	1,569,609
	Machinery-Diversified - 0.1%
1,575,000	Middleby Corp. 1.00%, 09/01/2025	1,902,600
	Miscellaneous Manufacturing - 0.1%
2,024,000	John Bean Technologies Corp. 0.25%, 05/15/2026	1,717,364
	Pharmaceuticals - 0.3%
575,000	Aerie Pharmaceuticals, Inc. 1.50%, 10/01/2024	564,938
1,088,000	Ascendis Pharma A/S 2.25%, 04/01/2028(1)(10)	1,064,173
2,375,000	Dexcom, Inc. 0.25%, 11/15/2025(10)	2,611,312
1,676,000	Jazz Investments I Ltd. 2.00%, 06/15/2026	1,871,882
		6,112,305
	REITS - 0.1%
1,998,000	Pebblebrook Hotel Trust 1.75%, 12/15/2026	1,760,238
	Retail - 0.0%
900,000	Shake Shack, Inc. 0.00%, 03/01/2028(6)(10)	615,938
	Software - 0.2%
2,550,000	Ceridian HCM Holding, Inc. 0.25%, 03/15/2026	2,164,950
1,650,000	Ringcentral, Inc. 0.00%, 03/01/2025(6)	1,372,594
		3,537,544
	Total Convertible Bonds (cost $62,798,170)	$ 54,569,111
CORPORATE BONDS - 27.3%
	Agriculture - 0.1%
	Kernel Holding S.A.
3,975,000	6.50%, 10/17/2024(1)	$ 1,287,900
1,745,000	6.75%, 10/27/2027(1)	556,655
1,090,000	6.75%, 10/27/2027(9)	347,710
		2,192,265
	Airlines - 0.2%
5,056,396	Hawaiian Brand Intellectual Property Ltd. 5.75%, 01/20/2026(1)	4,697,571
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Auto Manufacturers - 0.6%
	Daimler Trucks Finance North America LLC
$ 1,000,000	3.42%, 06/14/2023, 3 mo. USD SOFR + 0.500%(1)(2)	$ 996,809
2,500,000	4.06%, 04/05/2024, 3 mo. USD SOFR + 1.000%(1)(2)	2,493,154
5,445,000	General Motors Co. 5.40%, 10/15/2029	5,047,600
CAD 300,000	Honda Canada Finance, Inc. 2.54%, 03/01/2023	218,516
1,000,000	Mercedes-Benz Finance Canada, Inc. 2.57%, 11/22/2022	733,212
	VW Credit Canada, Inc.
4,130,000	3.25%, 03/29/2023	3,010,160
500,000	3.70%, 11/14/2022	366,880
		12,866,331
	Auto Parts & Equipment - 0.4%
EUR 3,986,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(9)	3,722,509
2,645,000	Clarios Global L.P. / Clarios U.S. Finance Co. 4.38%, 05/15/2026(9)	2,434,762
2,875,000	Faurecia SE 2.38%, 06/15/2027(9)	2,327,100
		8,484,371
	Beverages - 0.1%
$ 3,213,000	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 04/27/2029(1)	2,814,008
	Chemicals - 0.7%
	Braskem Idesa SAPI
7,015,000	6.99%, 02/20/2032(1)	4,692,193
700,000	6.99%, 02/20/2032(9)	468,216
520,000	Braskem Netherlands Finance B.V. 4.50%, 01/10/2028(9)	451,495
445,000	GC Treasury Centre Co., Ltd. 4.40%, 03/30/2032(1)	357,379
	OCP S.A.
275,000	3.75%, 06/23/2031(9)	205,232
200,000	3.75%, 06/23/2031(1)	149,260
3,844,000	5.13%, 06/23/2051(1)	2,352,759
200,000	5.13%, 06/23/2051(9)	122,412
230,000	5.63%, 04/25/2024(9)	227,533
200,000	6.88%, 04/25/2044(9)	157,475
6,500,000	Sasol Financing USA LLC 5.50%, 03/18/2031	4,889,040
		14,072,994
	Commercial Banks - 4.9%
	Abanca Corp. Bancaria S.A.
EUR 600,000	4.63%, 04/07/2030, (4.62% fixed rate until 04/07/2025; 5 year EUR Swap + 5.014% thereafter)(7)(9)	531,601
1,500,000	5.25%, 09/14/2028, (5.25% fixed rate until 09/14/2027; 1 year EUR Swap + 3.050% thereafter)(7)(9)	1,453,187
1,200,000	6.00%, 01/20/2026, (6.00% fixed rate until 01/20/2026; 5 year EUR Swap + 6.570% thereafter)(7)(8)(9)	980,739
1,000,000	7.50%, 10/02/2023, (7.50% fixed rate until 10/02/2023; 5 year EUR Swap + 7.326% thereafter)(7)(8)(9)	945,931
2,540,000	AIB Group plc 5.25%, 10/09/2024, (5.25% fixed rate until 10/09/2024; 5 year EUR Swap + 5.702% thereafter)(7)(8)(9)	2,240,062

The accompanying notes are an integral part of these financial statements.
130

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Commercial Banks - 4.9% - (continued)
	Banca Monte dei Paschi di Siena S.p.A.
EUR 1,750,000	1.88%, 01/09/2026(9)	$ 1,466,895
750,000	2.63%, 04/28/2025(9)	657,412
	Banco de Credito del Peru S.A.
$ 236,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(7)(9)	207,722
110,000	3.25%, 09/30/2031, (3.25% fixed rate until 09/30/2026; 5 year USD CMT + 2.450% thereafter)(7)(9)	92,352
EUR 600,000	Banco de Credito Social Cooperativo S.A. 1.75%, 03/09/2028, (1.75% fixed rate until 03/09/2027; 1 year EUR Swap + 2.150% thereafter)(7)(9)	441,762
$ 1,200,000	Banco Santander S.A. 3.99%, 05/24/2024, 3 mo. USD SOFR + 1.240%(2)	1,196,417
380,000	Bancolombia S.A. 4.63%, 12/18/2029, (4.63% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(7)	308,750
	Bangkok Bank PCL
290,000	3.47%, 09/23/2036 (3.47% fixed rate until 09/23/2031; thereafter)(1)(7)	201,650
3,215,000	3.73%, 09/25/2034, (3.73% fixed rate until 09/25/2029; 5 year USD CMT + 1.900% thereafter)(7)(9)	2,386,757
455,000	Bank Hapoalim BM 3.26%, 01/21/2032, (3.26% fixed rate until 01/21/2027; 5 year USD CMT + 2.155% thereafter)(1)(7)(9)	371,963
	Bank Leumi Le-Israel BM
200,000	3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(1)(7)(9)	170,750
200,000	5.13%, 07/27/2027(1)(9)	193,787
3,500,000	Bank of China Ltd. 3.86%, 11/22/2022, 3 mo. USD LIBOR + 0.880%(2)(9)	3,499,020
	Bank of Ireland Group plc
1,155,000	6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 12 mo. USD CMT + 2.650% thereafter)(1)(7)	1,114,126
GBP 1,150,000	7.59%, 12/06/2032, (7.59% fixed rate until 09/06/2027; 5 year UK Government Bond + 4.700% thereafter)(7)(9)	1,264,695
$ 500,000	Bank of Montreal 3.62%, 03/08/2024, 3 mo. USD SOFR + 0.710%(2)	496,736
CAD 6,190,000	Bank of Nova Scotia 2.38%, 05/01/2023	4,484,566
	Barclays plc
GBP 875,000	5.88%, 09/15/2024, (5.88% fixed rate until 09/15/2024; 5 year GBP Swap + 5.187% thereafter)(7)(8)(9)	877,059
1,550,000	6.38%, 12/15/2025, (6.38% fixed rate until 12/15/2025; 5 year UK Government Bond + 6.016% thereafter)(7)(8)(9)	1,570,900
$ 1,765,000	7.75%, 09/15/2023, (7.75% fixed rate until 09/15/2023; 5 year USD Swap + 4.842% thereafter)(7)(8)	1,661,306
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Commercial Banks - 4.9% - (continued)
EUR 1,200,000	Belfius Bank S.A. 3.63%, 04/16/2025, (3.63% fixed rate until 04/16/2025; 5 year EUR Swap + 2.938% thereafter)(7)(8)(9)	$ 868,117
	BNP Paribas S.A.
300,000	2.50%, 03/31/2032, (2.50% fixed rate until 03/31/2027; 1 year EUR Swap + 1.600% thereafter)(7)(9)	259,854
$ 655,000	6.63%, 03/25/2024, (6.63% fixed rate until 03/25/2024; 5 year USD Swap + 4.149% thereafter)(1)(7)(8)	613,009
EUR 800,000	6.88%, 12/06/2029, (6.88% fixed rate until 12/06/2029; 5 year EUR Swap + 4.645% thereafter)(7)(8)(9)	768,858
$ 1,235,000	7.75%, 08/16/2029, (7.75% fixed rate until 08/16/2029; 5 year USD CMT + 4.899% thereafter)(1)(7)(8)	1,164,401
EUR 3,000,000	BPCE S.A. 1.50%, 01/13/2042, (1.50% fixed rate until 10/13/2026; 5 year EUR Swap + 1.750% thereafter)(7)(9)	2,480,357
1,200,000	CaixaBank S.A. 5.25%, 03/23/2026, (5.25% fixed rate until 03/23/2026; 5 year EUR Swap + 4.504% thereafter)(7)(8)(9)	994,733
CAD 1,000,000	Canadian Imperial Bank of Commerce 2.43%, 06/09/2023	722,298
$ 1,000,000	Cooperatieve Rabobank UA 3.58%, 06/28/2023, 3 mo. USD SOFR + 0.530%(2)	999,013
	Credit Agricole S.A.
525,000	1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(7)(9)	464,885
GBP 1,255,000	7.50%, 06/23/2026, (7.50% fixed rate until 06/23/2026; 5 year GBP Swap + 4.812% thereafter)(1)(7)(8)	1,347,482
	Credit Suisse Group AG
$ 2,975,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(7)(8)(9)	2,499,000
2,965,000	6.38%, 08/21/2026, (6.38% fixed rate until 08/21/2026; 5 year USD CMT + 4.822% thereafter)(1)(7)(8)	2,211,828
3,300,000	7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(1)(7)(8)	2,986,441
550,000	7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(7)(8)(9)	497,740
	Danske Bank A/S
1,275,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(7)	1,083,192
4,508,000	4.38%, 05/18/2026, (4.37% fixed rate until 05/18/2026; 5 year USD CMT + 3.387% thereafter)(7)(8)(9)	3,595,130
325,000	5.38%, 01/12/2024(1)	320,227
3,135,000	7.00%, 06/26/2025, (7.00% fixed rate until 06/26/2025; 7 year USD CMT + 4.130% thereafter)(7)(8)(9)	2,892,288
	Deutsche Bank AG
1,800,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(7)	1,432,822

The accompanying notes are an integral part of these financial statements.
131

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Commercial Banks - 4.9% - (continued)
$ 910,000	4.30%, 05/24/2028, (4.30% fixed rate until 05/24/2023; 5 year USD Swap + 2.248% thereafter)(7)	$ 832,418
EUR 2,800,000	4.50%, 11/30/2026, (4.50% fixed rate until 11/30/2026; 5 year EUR Swap + 4.552% thereafter)(7)(8)(9)	2,096,078
$ 2,085,000	4.88%, 12/01/2032, (4.88% fixed rate until 12/01/2027; 5 year USD ICE Swap + 2.553% thereafter)(7)	1,652,779
EUR 1,500,000	FinecoBank Banca Fineco S.p.A. 5.88%, 12/03/2024, (5.88% fixed rate until 12/03/2024; 5 year EUR Swap + 6.144% thereafter)(7)(8)(9)	1,432,344
$ 5,010,000	Freedom Mortgage Corp. 7.63%, 05/01/2026(1)	3,958,100
100,000	Goldman Sachs Group, Inc. 3.71%, 02/23/2023, 3 mo. USD LIBOR + 0.750%(2)	99,947
CAD 4,560,000	HSBC Bank Canada 2.54%, 01/31/2023	3,329,933
$ 1,830,000	HSBC Bank plc 3.13%, 12/30/2022, 6 mo. USD LIBOR + 0.250%(2)(8)	1,294,725
	HSBC Holdings plc
1,535,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(7)	1,098,702
3,910,000	4.60%, 12/17/2030, (4.60% fixed rate until 12/17/2030; 5 year USD CMT + 3.649% thereafter)(7)(8)	2,579,427
1,005,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 3 mo. USD SOFR + 2.530% thereafter)(7)	802,777
2,000,000	Industrial & Commercial Bank of China Ltd. 2.96%, 11/08/2022	1,999,360
1,925,000	Intesa Sanpaolo S.p.A. 4.20%, 06/01/2032, (4.20% fixed rate until 06/01/2031; 12 mo. USD CMT + 2.600% thereafter)(1)(7)	1,302,019
980,000	Itau Unibanco Holding S.A. 2.90%, 01/24/2023(9)	974,218
EUR 550,000	Jyske Bank A/S 3.63%, 12/04/2028, (3.62% fixed rate until 12/04/2028; 5 year EUR Swap + 3.688% thereafter)(7)(8)(9)	407,653
	La Banque Postale S.A.
600,000	0.75%, 06/23/2031(9)	427,635
1,000,000	3.88%, 05/20/2026, (3.87% fixed rate until 05/20/2026; 5 year EUR Swap + 4.010% thereafter)(7)(8)(9)	817,292
$ 260,000	Mizrahi Tefahot Bank Ltd. 3.08%, 04/07/2031, (3.08% fixed rate until 04/07/2026; 5 year USD CMT + 2.250% thereafter)(1)(7)(9)	218,400
1,445,000	Mizuho Financial Group, Inc. 3.95%, 03/05/2023, 3 mo. USD LIBOR + 0.790%(2)	1,445,204
	Natwest Group plc
GBP 1,250,000	2.11%, 11/28/2031, (2.11% fixed rate until 08/26/2026; 5 year UK Government Bond + 1.750% thereafter)(7)(9)	1,161,350
$ 920,000	3.03%, 11/28/2035, (3.03% fixed rate until 08/28/2030; 5 year USD CMT + 2.350% thereafter)(7)	637,962
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Commercial Banks - 4.9% - (continued)
EUR 1,815,000	Permanent TSB Group Holdings plc 3.00%, 08/19/2031, (3.00% fixed rate until 05/19/2026; 5 year EUR Swap + 3.221% thereafter)(7)(9)	$ 1,403,567
$ 400,000	QNB Finance Ltd. 3.50%, 03/28/2024(9)	387,952
EUR 700,000	Raiffeisen Bank International AG 1.38%, 06/17/2033, (1.38% fixed rate until 03/17/2028; 5 year EUR CMS + 1.600% thereafter)(7)(9)	461,619
$ 430,000	Shinhan Bank Co., Ltd. 4.38%, 04/13/2032(1)	366,106
	Societe Generale S.A.
3,915,000	4.75%, 05/26/2026, (4.75% fixed rate until 05/26/2026; 5 year USD CMT + 3.931% thereafter)(1)(7)(8)	3,008,678
1,955,000	6.75%, 04/06/2028, (6.75% fixed rate until 04/06/2028; 5 year USD Swap + 3.929% thereafter)(1)(7)(8)	1,590,875
430,000	Standard Chartered plc 7.75%, 04/02/2023, (7.75% fixed rate until 04/02/2023; 5 year USD Swap + 5.723% thereafter)(7)(8)(9)	424,914
	UBS Group AG
630,000	4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 year USD CMT + 3.404% thereafter)(7)(8)(9)	502,741
500,000	5.00%, 01/31/2023, (5.00% fixed rate until 01/31/2023; 5 year USD Swap + 2.432% thereafter)(7)(8)(9)	462,575
1,050,000	7.00%, 02/19/2025, (7.00% fixed rate until 02/19/2025; 5 year USD Swap + 4.866% thereafter)(7)(8)(9)	1,015,875
EUR 800,000	Unicaja Banco S.A. 4.88%, 11/18/2026, (4.88% fixed rate until 11/18/2026; 5 year EUR Swap + 5.020% thereafter)(7)(8)(9)	543,537
$ 510,000	United Overseas Bank Ltd. 3.86%, 10/07/2032, (3.86% fixed rate until 10/07/2027; 5 year USD CMT + 1.450% thereafter)(1)(7)	452,145
GBP 763,000	Virgin Money UK plc 8.00%, 12/08/2022, (8.00% fixed rate until 12/08/2022; 5 year GBP Swap + 6.527% thereafter)(7)(8)(9)	875,706
		97,082,433
	Commercial Services - 1.0%
	Castor S.p.A.
EUR 2,685,000	6.00%, 02/15/2029(1)	2,263,659
1,030,000	6.25%, 02/15/2029, 3 mo. EURIBOR + 5.250%(1)(2)	944,100
	IPD 3 B.V.
3,985,000	5.50%, 12/01/2025(9)	3,601,461
390,000	5.50%, 12/01/2025(1)	352,464
4,745,000	La Financiere Atalian SASU 4.00%, 05/15/2024(9)	4,414,737
	Nexi S.p.A.
2,495,000	1.63%, 04/30/2026(9)	2,198,896
1,000,000	2.13%, 04/30/2029(9)	788,129
	Q-Park Holding I B.V.
910,000	2.62%, 03/01/2026, 3 mo. EURIBOR + 2.000%(2)(9)	807,398
540,000	2.62%, 03/31/2026, 3 mo. EURIBOR + 2.000%(1)(2)	479,115

The accompanying notes are an integral part of these financial statements.
132

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Commercial Services - 1.0% - (continued)
$ 397,000	Signal Parent, Inc. 6.13%, 04/01/2029(1)	$ 170,948
	Verisure Holding AB
EUR 308,000	3.25%, 02/15/2027(1)	258,526
555,000	3.88%, 07/15/2026(1)	489,368
410,000	3.88%, 07/15/2026(9)	361,515
1,355,000	9.25%, 10/15/2027(1)	1,380,263
	Verisure Midholding AB
440,000	5.25%, 02/15/2029(9)	333,206
306,000	5.25%, 02/15/2029(1)	231,729
		19,075,514
	Diversified Financial Services - 1.3%
$ 500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.73%, 09/29/2023, 3 mo. USD SOFR + 0.680%(2)	489,323
8,731,000	Charles Schwab Corp. 4.00%, 06/01/2026, (4.00% fixed rate until 06/01/2026; 5 year USD CMT + 3.168% thereafter)(7)(8)	7,178,192
2,930,000	Far East Horizon Ltd. 3.38%, 02/18/2025(9)	2,409,925
620,000	Gtlk Europe Capital DAC 4.80%, 02/26/2028(9)	141,360
	LD Holdings Group LLC
1,564,000	6.13%, 04/01/2028(1)	872,305
2,720,000	6.50%, 11/01/2025(1)	1,856,400
EUR 1,900,000	LeasePlan Corp. N.V. 7.38%, 05/29/2024, (7.38% fixed rate until 05/29/2024; 5 year EUR CMS + 7.556% thereafter)(7)(8)(9)	1,779,641
$ 1,604,000	LFS Topco LLC 5.88%, 10/15/2026(1)	1,254,039
	Midcap Financial Issuer Trust
1,389,000	5.63%, 01/15/2030(1)	1,069,530
5,230,000	6.50%, 05/01/2028(1)	4,442,779
5,470,000	VistaJet Malta Finance plc / XO Management Holding, Inc. 6.38%, 02/01/2030(1)	4,551,806
		26,045,300
	Electric - 2.7%
1,447,100	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(9)	1,260,424
6,150,000	AES Panama Generation Holdings SRL 4.38%, 05/31/2030(9)	4,845,472
	Alfa Desarrollo S.p.A.
229,162	4.55%, 09/27/2051(1)	146,392
214,216	4.55%, 09/27/2051(9)	136,845
EUR 6,815,000	Bulgarian Energy Holding 2.45%, 07/22/2028(9)	4,856,687
$ 440,000	Consorcio Transmantaro S.A. 5.20%, 04/11/2038(1)	378,400
	Edison International
4,993,000	5.00%, 12/15/2026, (5.00% fixed rate until 12/15/2026; 5 year USD CMT + 3.901% thereafter)(7)(8)	3,994,400
6,027,000	5.38%, 03/15/2026, (5.38% fixed rate until 03/15/2026; 5 year USD CMT + 4.698% thereafter)(7)(8)	4,917,429
351,900	Greenko Power II Ltd. 4.30%, 12/13/2028(1)	270,963
1,560,000	Inkia Energy Ltd. 5.88%, 11/09/2027(9)	1,389,863
	Israel Electric Corp. Ltd.
1,055,000	4.25%, 08/14/2028(1)(9)	961,462
475,000	5.00%, 11/12/2024(1)(9)	465,619
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Electric - 2.7% - (continued)
$ 430,000	Kallpa Generacion S.A. 4.88%, 05/24/2026(9)	$ 399,710
695,000	Lamar Funding Ltd. 3.96%, 05/07/2025(9)	639,396
670,000	OmGrid Funding Ltd. 5.20%, 05/16/2027(9)	600,993
400,000	Oryx Funding Ltd. 5.80%, 02/03/2031(9)	349,816
10,080,000	PG&E Corp. 5.25%, 07/01/2030(10)	8,939,045
430,000	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 4.85%, 10/14/2038(9)	319,582
	Termocandelaria Power Ltd.
5,755,350	7.88%, 01/30/2029(9)	4,890,730
170,000	7.88%, 01/30/2029(1)	144,461
CAD 1,000,000	Toronto Hydro Corp. 2.91%, 04/10/2023	728,395
$ 18,120,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(1)	12,979,356
		53,615,440
	Electronics - 0.0%
880,000	Coherent Corp. 5.00%, 12/15/2029(1)	754,934
	Energy-Alternate Sources - 1.2%
3,110,438	Continuum Energy Levanter Pte Ltd. 4.50%, 02/09/2027(1)(10)	2,469,163
10,880,000	Energo-Pro AS 8.50%, 02/04/2027(1)	9,972,390
4,940,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	5,038,800
	Greenko Dutch B.V.
2,650,125	3.85%, 03/29/2026(9)	2,067,098
1,666,475	3.85%, 03/29/2026(1)(10)	1,299,851
1,470,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(1)	1,440,600
1,145,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	963,414
		23,251,316
	Engineering & Construction - 1.2%
520,000	Aeropuerto Internacional de Tocumen S.A. 5.13%, 08/11/2061(1)	348,655
3,953,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(9)	3,468,757
369,767	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(6)	233,576
	IHS Holding Ltd.
2,660,000	5.63%, 11/29/2026(1)	2,003,512
515,000	5.63%, 11/29/2026(9)	387,898
3,744,000	6.25%, 11/29/2028(1)	2,696,054
380,000	Interchile S.A. 4.50%, 06/30/2056(1)	274,612
	International Airport Finance S.A.
9,148,914	12.00%, 03/15/2033(9)	7,913,811
7,635,994	12.00%, 03/15/2033(1)(10)	6,605,134
200,000	Mexico City Airport Trust 3.88%, 04/30/2028	169,000
		24,101,009
	Entertainment - 0.1%
500,000	Caesars Entertainment, Inc. 8.13%, 07/01/2027(1)(10)	486,250
500,000	Cinemark USA, Inc. 5.25%, 07/15/2028(1)(10)	382,690
305,000	Warnermedia Holdings, Inc. 4.75%, 03/15/2024, 3 mo. USD SOFR + 1.780%(1)(2)	304,178
		1,173,118

The accompanying notes are an integral part of these financial statements.
133

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Environmental Control - 0.1%
	Verde Bidco S.p.A.
EUR 2,500,000	4.63%, 10/01/2026(9)	$ 1,976,499
1,265,000	4.63%, 10/01/2026(1)	1,000,109
		2,976,608
	Food - 0.2%
GBP 3,275,000	Bellis Acquisition Co. plc 4.50%, 02/16/2026(9)	3,159,690
1,310,000	Iceland Bondco plc 4.63%, 03/15/2025(9)	1,184,660
		4,344,350
	Forest Products & Paper - 0.1%
$ 330,000	Celulosa Arauco y Constitucion S.A. 5.50%, 04/30/2049(1)	249,150
225,000	Inversiones CMPC S.A. 3.85%, 01/13/2030(9)	187,594
EUR 1,950,000	WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027(9)	1,415,831
		1,852,575
	Hand/Machine Tools - 0.2%
4,630,000	IMA Industria Macchine Automatiche S.p.A. 3.75%, 01/15/2028(9)	3,747,734
	Home Builders - 0.3%
$ 3,378,000	Adams Homes, Inc. 7.50%, 02/15/2025(1)	2,727,735
3,201,000	STL Holding Co. LLC 7.50%, 02/15/2026(1)	2,789,223
500,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(1)	451,575
		5,968,533
	Insurance - 0.8%
	AIA Group Ltd.
EUR 200,000	0.88%, 09/09/2033, (0.88% fixed rate until 06/09/2028; 5 year EUR Swap + 1.100% thereafter)(7)(9)	150,131
$ 470,000	3.20%, 09/16/2040(9)	302,525
4,384,000	AssuredPartners, Inc. 5.63%, 01/15/2029(1)(10)	3,603,034
	AXA S.A.
475,000	6.38%, 12/14/2036, (6.38% fixed rate until 12/14/2036; 3 mo. USD LIBOR + 2.256% thereafter)(7)(8)(9)	452,428
3,225,000	8.60%, 12/15/2030	3,714,555
EUR 1,100,000	Credit Agricole Assurances S.A. 1.50%, 10/06/2031(9)	769,975
$ 3,325,000	HUB International Ltd. 5.63%, 12/01/2029(1)	2,851,154
2,400,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.88%, 05/23/2042, (5.88% fixed rate until 11/23/2031; 5 year USD CMT + 3.982% thereafter)(1)(7)	2,285,751
	Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal
EUR 500,000	0.63%, 06/21/2027(9)	398,333
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Insurance - 0.8% - (continued)
EUR 200,000	2.13%, 06/21/2052, (2.13% fixed rate until 03/21/2032; 3 mo. EURIBOR + 3.449% thereafter)(7)(9)	$ 131,086
GBP 500,000	Utmost Group PLC 6.13%, 12/15/2028, (6.13% fixed rate until 12/15/2028; 5 year UK Government Bond + 4.983% thereafter)(7)(8)(9)	400,692
		15,059,664
	Internet - 0.1%
	Meituan
$ 4,040,000	3.05%, 10/28/2030(9)	2,358,012
320,000	3.05%, 10/28/2030(1)	186,773
245,000	Prosus N.V. 3.26%, 01/19/2027(1)	201,678
		2,746,463
	Investment Company Security - 0.4%
6,993,000	Hightower Holding LLC 6.75%, 04/15/2029(1)	5,694,523
2,336,000	Huarong Finance Co., Ltd. 3.75%, 05/29/2024(9)	2,046,544
395,000	MDGH GMTN RSC Ltd. 5.50%, 04/28/2033	392,346
		8,133,413
	Iron/Steel - 0.3%
6,510,000	CSN Resources S.A. 5.88%, 04/08/2032(1)	4,727,888
6,330,000	PJSC Koks via IMH Capital DAC 5.90%, 09/23/2025(1)	431,231
		5,159,119
	Leisure Time - 0.4%
	Carnival Corp.
7,840,000	5.75%, 03/01/2027(1)	5,448,800
670,000	10.50%, 06/01/2030(1)(10)	519,706
1,471,000	NCL Corp. Ltd. 7.75%, 02/15/2029(1)	1,169,930
500,000	Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(1)	408,800
		7,547,236
	Lodging - 0.3%
3,475,000	Sands China Ltd. 2.80%, 03/08/2027	2,570,944
	Wynn Macau Ltd.
3,590,000	5.13%, 12/15/2029(1)	2,171,950
570,000	5.50%, 10/01/2027(1)	367,519
		5,110,413
	Machinery-Diversified - 0.3%
8,190,000	OT Merger Corp. 7.88%, 10/15/2029(1)	5,262,075
EUR 1,330,000	Vertical Midco GmbH 4.38%, 07/15/2027(9)	1,111,173
		6,373,248
	Media - 0.4%
	Virgin Media Secured Finance plc
GBP 1,285,000	4.13%, 08/15/2030(9)	1,142,069
785,000	4.13%, 08/15/2030(1)	697,684
	Virgin Media Vendor Financing Notes DAC
3,345,000	4.88%, 07/15/2028(9)	3,064,041
790,000	4.88%, 07/15/2028(1)	723,645
	VTR Finance N.V.
$ 2,855,000	6.38%, 07/15/2028(1)	1,497,068
320,000	6.38%, 07/15/2028(9)	167,797
		7,292,304

The accompanying notes are an integral part of these financial statements.
134

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Mining - 0.4%
	AngloGold Ashanti Holdings plc
$ 365,000	3.38%, 11/01/2028	$ 294,669
200,000	3.75%, 10/01/2030	153,213
	Freeport Indonesia PT
2,795,000	5.32%, 04/14/2032	2,351,294
400,000	5.32%, 04/14/2032(1)	336,500
210,000	6.20%, 04/14/2052(1)	158,256
6,500,000	Stillwater Mining Co. 4.50%, 11/16/2029(9)	4,750,200
		8,044,132
	Oil & Gas - 2.7%
420,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(1)	397,358
6,755,000	Ecopetrol S.A. 4.63%, 11/02/2031	4,658,093
635,000	Empresa Nacional del Petroleo 5.25%, 11/06/2029(9)	579,699
	Energean Israel Finance Ltd.
1,435,000	4.50%, 03/30/2024(1)(9)	1,367,607
2,375,000	4.88%, 03/30/2026(1)(9)	2,131,563
205,000	5.38%, 03/30/2028(1)(9)	179,888
14,215,000	5.88%, 03/30/2031(1)(9)	12,011,675
5,705,000	Kosmos Energy Ltd. 7.50%, 03/01/2028(1)	4,471,579
	Leviathan Bond Ltd.
382,000	6.50%, 06/30/2027(1)(9)	356,215
2,890,000	6.75%, 06/30/2030(1)(9)	2,575,048
6,070,000	Medco Laurel Tree Pte Ltd. 6.95%, 11/12/2028(1)	4,654,356
	Petroleos de Venezuela S.A.
290,000	6.00%, 05/16/2024*(9)(11)	6,525
125,000	9.00%, 11/17/2021*(9)(11)	2,500
	Petroleos Mexicanos
265,000	7.69%, 01/23/2050	172,629
2,710,000	8.75%, 06/02/2029	2,430,531
	Qatar Energy
495,000	1.38%, 09/12/2026(1)	435,132
720,000	3.30%, 07/12/2051(9)	488,700
250,000	Range Resources Corp. 4.75%, 02/15/2030(1)(10)	221,003
	Saudi Arabian Oil Co.
415,000	1.63%, 11/24/2025(9)	370,744
1,325,000	2.88%, 04/16/2024(9)	1,276,926
595,000	3.25%, 11/24/2050(9)	373,055
	Tullow Oil plc
4,500,000	7.00%, 03/01/2025(9)	2,925,000
10,720,000	10.25%, 05/15/2026(1)	9,138,800
1,440,000	10.25%, 05/15/2026(9)	1,227,600
EUR 1,900,000	Wintershall Dea Finance 2 B.V. 3.00%, 07/20/2028, (3.00% fixed rate until 07/20/2028; 5 year EUR Swap + 3.319% thereafter)(7)(8)(9)	1,386,925
		53,839,151
	Oil & Gas Services - 0.4%
$ 6,885,000	Borets Finance DAC 6.00%, 09/17/2026(1)	2,065,500
2,440,000	Enerflex Ltd. 9.00%, 10/15/2027	2,373,632
3,683,750	Guara Norte S.a.r.l. 5.20%, 06/15/2034(1)	2,887,139
		7,326,271
	Packaging & Containers - 0.5%
EUR 576,347	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(1)(12)	388,410
$ 350,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.25%, 08/15/2027(1)	245,312
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Packaging & Containers - 0.5% - (continued)
$ 4,880,000	Clydesdale Acquisition Holdings, Inc. 8.75%, 04/15/2030(1)	$ 4,243,270
5,443,000	SAN Miguel Industrias Pet S.A. 3.50%, 08/02/2028(1)	4,356,663
		9,233,655
	Pharmaceuticals - 0.6%
EUR 1,745,000	Teva Pharmaceutical Finance Netherlands B.V. 4.50%, 03/01/2025	1,656,930
11,950,000	Teva Pharmaceutical Finance Netherlands II B.V. 4.38%, 05/09/2030	9,491,953
		11,148,883
	Pipelines - 0.5%
$ 200,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(9)	171,380
	AI Candelaria Spain S.A.
6,360,000	5.75%, 06/15/2033(1)	4,129,294
385,000	5.75%, 06/15/2033(9)	249,965
	EIG Pearl Holding S.a.r.l.
690,000	3.55%, 08/31/2036(9)	529,575
1,010,000	4.39%, 11/30/2046(1)	686,800
	Enbridge, Inc.
CAD 1,125,000	3.19%, 12/05/2022	824,628
$ 435,000	3.34%, 02/16/2024, 3 mo. USD SOFR + 0.630%(2)	430,191
CAD 1,560,000	3.94%, 01/13/2023	1,142,831
	Galaxy Pipeline Assets Bidco Ltd.
$ 162,398	1.75%, 09/30/2027(1)	147,213
453,103	2.16%, 03/31/2034(9)	368,916
440,000	2.63%, 03/31/2036(1)	334,170
314,122	2.94%, 09/30/2040(1)	235,423
200,000	3.25%, 09/30/2040(1)	141,360
		9,391,746
	Real Estate - 0.6%
	CIFI Holdings Group Co., Ltd.
6,115,000	4.38%, 04/12/2027(9)	383,716
12,910,000	4.45%, 08/17/2026(9)	868,573
8,795,000	5.25%, 05/13/2026(9)	584,594
8,275,000	5.95%, 10/20/2025(9)	553,637
200,000	6.00%, 07/16/2025(9)	13,784
	Country Garden Holdings Co., Ltd.
9,585,000	3.30%, 01/12/2031(9)	681,762
10,790,000	3.88%, 10/22/2030(9)	769,138
8,575,000	4.80%, 08/06/2030(9)	617,576
7,950,000	5.13%, 01/14/2027(9)	639,696
1,785,000	5.63%, 01/14/2030(9)	128,727
4,935,000	MAF Global Securities Ltd. 6.38%, 03/20/2026, (6.38% fixed rate until 03/20/2026; 5 year USD CMT + 3.539% thereafter)(7)(8)(9)	4,524,408
CAD 1,600,000	OMERS Realty Corp. 3.36%, 06/05/2023	1,163,461
	Times China Holdings Ltd.
$ 1,570,000	6.20%, 03/22/2026(9)	88,081
1,655,000	6.75%, 07/08/2025(9)	110,865
	Yuzhou Group Holdings Co., Ltd.
3,715,000	6.35%, 01/13/2027*(9)(11)	107,929
1,050,000	7.38%, 01/13/2026*(9)	30,472
1,305,000	7.70%, 02/20/2025*(9)(11)	36,878
		11,303,297
	REITS - 0.1%
1,247,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 02/01/2027(1)	1,047,796

The accompanying notes are an integral part of these financial statements.
135

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Retail - 0.7%
$ 2,528,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(1)(12)	$ 1,674,143
	Dufry One B.V.
EUR 1,815,000	2.00%, 02/15/2027(9)	1,457,359
3,455,000	3.38%, 04/15/2028(9)	2,805,922
1,262,000	eG Global Finance plc 4.38%, 02/07/2025(9)	1,069,272
$ 3,965,000	FirstCash, Inc. 5.63%, 01/01/2030(1)	3,500,575
EUR 1,700,000	Goldstory SASU 5.38%, 03/01/2026(9)	1,503,622
$ 2,554,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	1,786,472
355,000	Starbucks Corp. 3.11%, 02/14/2024, 3 mo. USD SOFR + 0.420%(2)	353,520
		14,150,885
	Software - 0.1%
EUR 2,420,000	TeamSystem S.p.A. 5.13%, 02/15/2028, 3 mo. EURIBOR + 3.750%(1)(2)	2,218,176
	Telecommunications - 2.1%
	Altice France S.A.
2,301,000	4.00%, 07/15/2029(9)	1,728,302
720,000	4.00%, 07/15/2029(1)	540,799
620,000	4.25%, 10/15/2029(1)	465,663
$ 6,180,000	AXIAN Telecom Co. 7.38%, 02/16/2027(1)	5,283,900
210,000	Bharti Airtel Ltd. 3.25%, 06/03/2031(9)	162,297
	CT Trust
3,190,000	5.13%, 02/03/2032(1)(10)	2,547,274
200,000	5.13%, 02/03/2032(9)	159,704
	Empresa Nacional de Telecomunicaciones S.A.
195,000	3.05%, 09/14/2032(1)	141,084
178,000	3.05%, 09/14/2032(9)	128,785
500,000	Frontier Communications Holdings LLC 5.88%, 10/15/2027(1)	462,850
	Iliad Holding SAS
EUR 1,055,000	5.13%, 10/15/2026(1)	968,579
1,250,000	5.63%, 10/15/2028(1)	1,106,778
$ 500,000	6.50%, 10/15/2026(1)	463,060
	Lorca Telecom Bondco S.A.
EUR 4,810,000	4.00%, 09/18/2027(9)	4,169,849
1,460,000	4.00%, 09/18/2027(1)	1,265,692
	Millicom International Cellular S.A.
$ 6,060,000	4.50%, 04/27/2031(9)	4,543,006
180,000	6.25%, 03/25/2029(9)	157,500
2,685,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 year USD CMT + 4.274% thereafter)(7)(8)(9)	2,362,800
205,000	Ooredoo International Finance Ltd. 2.63%, 04/08/2031(1)	168,664
	Silknet JSC
2,080,000	8.38%, 01/31/2027(1)	1,918,800
640,000	8.38%, 01/31/2027(9)	590,400
	Telecom Argentina S.A.
3,230,000	8.00%, 07/18/2026(1)	2,794,029
2,540,000	8.00%, 07/18/2026	2,197,163
EUR 2,235,000	TMNL Holding B.V. 3.75%, 01/15/2029(1)	1,862,585
$ 700,000	Tower Bersama Infrastructure Tbk PT 2.75%, 01/20/2026(9)	589,750
	VEON Holdings B.V.
420,000	3.38%, 11/25/2027(1)	210,000
305,000	3.38%, 11/25/2027(9)	155,550
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 27.3% - (continued)
	Telecommunications - 2.1% - (continued)
$ 300,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	$ 238,717
	VTR Comunicaciones S.p.A.
4,470,000	4.38%, 04/15/2029(1)	2,503,200
735,000	5.13%, 01/15/2028(1)	467,442
448,000	5.13%, 01/15/2028(9)	284,917
		40,639,139
	Water - 0.2%
5,135,000	Aegea Finance S.a.r.l. 6.75%, 05/20/2029(1)	4,726,767
	Total Corporate Bonds (cost $709,665,845)	$ 539,608,162
FOREIGN GOVERNMENT OBLIGATIONS - 21.1%
	Angola - 0.6%
	Angolan Government International Bond
4,715,000	8.00%, 11/26/2029(9)	$ 3,827,166
1,770,000	8.25%, 05/09/2028(9)	1,488,570
7,185,000	8.75%, 04/14/2032(1)	5,787,517
590,000	8.75%, 04/14/2032(9)	475,245
310,000	9.38%, 05/08/2048(9)	235,228
		11,813,726
	Argentina - 0.2%
	Argentine Republic Government International Bond
2,480,088	0.50%, 07/09/2030(5)	522,353
12,049,724	1.50%, 07/09/2035(5)(10)	2,391,270
		2,913,623
	Azerbaijan - 0.1%
	Republic of Azerbaijan International Bond
184,000	3.50%, 09/01/2032(9)	147,634
690,000	4.75%, 03/18/2024	674,674
1,525,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(9)	1,498,343
		2,320,651
	Benin - 0.4%
	Benin Government International Bond
EUR 3,535,000	4.88%, 01/19/2032(1)	2,386,489
210,000	4.88%, 01/19/2032(9)	141,772
6,905,000	4.95%, 01/22/2035(1)	4,211,825
310,000	4.95%, 01/22/2035(9)	189,090
		6,929,176
	Bermuda - 0.0%
	Bermuda Government International Bond
$ 360,000	3.72%, 01/25/2027(9)	335,160
200,000	4.75%, 02/15/2029(1)	190,215
400,000	5.00%, 07/15/2032(1)	370,614
		895,989
	Brazil - 1.1%
	Brazil Notas do Tesouro Nacional
BRL 12,829,000	10.00%, 01/01/2025	2,401,585
13,099,000	10.00%, 01/01/2027	2,408,104
89,197,000	10.00%, 01/01/2031	15,717,410
$ 1,239,000	Brazilian Government International Bond 4.75%, 01/14/2050	828,304
		21,355,403

The accompanying notes are an integral part of these financial statements.
136

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	Bulgaria - 0.0%
	Bulgaria Government International Bond
EUR 80,000	0.38%, 09/23/2030(9)	$ 54,836
520,000	1.38%, 09/23/2050(9)	246,667
100,000	3.13%, 03/26/2035(9)	78,295
		379,798
	Canada - 1.1%
CAD 1,000,000	Alberta T-Bill 0.00%, 11/01/2022(13)	733,955
650,000	City of Montreal Canada 3.50%, 09/01/2023	473,764
	Manitoba T- Bill
700,000	1.50%, 11/02/2022(13)	513,721
1,500,000	2.98%, 11/16/2022(13)	1,099,355
500,000	3.94%, 01/11/2023(13)	364,348
150,000	New Brunswick T-Bill 2.03%, 11/03/2022(13)	110,073
1,505,000	Ontario Hydro Corp. Coupon Strip 0.00%, 11/26/2022(6)	1,101,575
	Ontario T-Bill
500,000	1.50%, 11/02/2022(13)	366,941
12,620,000	2.08%, 11/09/2022(13)	9,255,225
4,125,000	Province of British Columbia Canada 2.70%, 12/18/2022	3,022,697
2,500,000	Province of British Columbia Canada Principal Strip 0.00%, 09/08/2023(6)	1,769,918
	Quebec T-Bill
2,500,000	1.65%, 11/10/2022(13)	1,833,305
1,900,000	3.03%, 11/18/2022(13)	1,392,208
		22,037,085
	Chile - 0.5%
	Bonos de la Tesoreria de la Republica en pesos
CLP 1,435,000,000	2.80%, 10/01/2033(1)(9)	1,093,445
3,720,000,000	4.70%, 09/01/2030(1)(9)	3,501,764
	Chile Government International Bond
$ 760,000	2.45%, 01/31/2031	607,656
4,125,000	2.55%, 07/27/2033	3,077,843
605,000	2.75%, 01/31/2027	544,726
855,000	3.10%, 05/07/2041	563,711
1,025,000	4.00%, 01/31/2052	725,228
		10,114,373
	China - 0.2%
CNY 31,590,000	Agricultural Development Bank of China 2.96%, 04/17/2030	4,350,933
	Colombia - 0.8%
	Colombia Government International Bond
$ 2,735,000	3.00%, 01/30/2030	1,930,650
1,300,000	3.13%, 04/15/2031	889,706
437,000	3.25%, 04/22/2032	290,517
835,000	4.50%, 03/15/2029	672,460
9,297,000	5.00%, 06/15/2045	5,656,551
4,820,000	5.63%, 02/26/2044	3,125,940
COP 30,071,600,000	Colombian TES 7.00%, 06/30/2032	3,917,273
		16,483,097
	Croatia - 0.1%
	Croatia Government International Bond
EUR 755,000	1.13%, 03/04/2033(9)	544,228
2,328,000	1.50%, 06/17/2031(9)	1,860,072
		2,404,300
	Czech Republic - 0.3%
CZK 148,250,000	Czech Republic Government Bond 2.50%, 08/25/2028(9)	4,955,553
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	Dominican Republic - 0.3%
	Dominican Republic International Bond
$ 940,000	4.50%, 01/30/2030(9)	$ 753,585
1,795,000	4.88%, 09/23/2032(9)	1,383,134
840,000	5.50%, 02/22/2029(1)	735,354
1,105,000	5.50%, 02/22/2029(9)	967,340
1,813,000	5.88%, 01/30/2060(9)	1,192,323
745,000	6.00%, 02/22/2033(1)	624,087
475,000	6.00%, 02/22/2033(9)	397,908
350,000	6.40%, 06/05/2049(9)	252,179
		6,305,910
	Ecuador - 0.0%
	Ecuador Government International Bond
604,000	1.50%, 07/31/2040(5)(9)	199,424
975,483	2.50%, 07/31/2035(5)(9)	356,535
		555,959
	Egypt - 0.6%
	Egypt Government International Bond
325,000	3.88%, 02/16/2026(1)	245,349
EUR 570,000	4.75%, 04/16/2026(9)	426,138
$ 350,000	5.80%, 09/30/2027(9)	254,555
1,625,000	5.88%, 02/16/2031(1)	999,375
660,000	6.59%, 02/21/2028(9)	473,149
1,105,000	7.30%, 09/30/2033(9)	689,246
3,430,000	7.63%, 05/29/2032(1)	2,197,004
3,515,000	7.63%, 05/29/2032(9)	2,251,449
5,510,000	8.50%, 01/31/2047(9)	3,248,255
516,000	8.70%, 03/01/2049(9)	307,020
895,000	8.88%, 05/29/2050(1)	530,356
		11,621,896
	Ethiopia - 0.0%
600,000	Ethiopia International Bond 6.63%, 12/11/2024(9)	306,624
	Gabon - 0.4%
	Gabon Government International Bond
7,720,000	6.95%, 06/16/2025(9)	6,954,639
360,000	7.00%, 11/24/2031(1)	250,398
		7,205,037
	Ghana - 0.0%
	Ghana Government International Bond
396,000	6.38%, 02/11/2027(1)	119,790
619,000	6.38%, 02/11/2027(9)	187,248
218,000	7.88%, 02/11/2035(1)	61,057
1,183,000	7.88%, 02/11/2035(9)	331,335
		699,430
	Hungary - 0.4%
HUF 2,620,940,000	Hungary Government Bond 3.00%, 08/21/2030	3,932,665
	Hungary Government International Bond
$ 2,145,000	2.13%, 09/22/2031(9)	1,533,641
1,405,000	5.25%, 06/16/2029(1)	1,291,757
1,160,000	5.50%, 06/16/2034(1)	997,368
		7,755,431
	India - 0.2%
INR 397,550,000	India Government Bond 5.77%, 08/03/2030	4,323,331
	Indonesia - 0.3%
	Indonesia Government International Bond
$ 995,000	4.30%, 03/31/2052	756,090
200,000	4.75%, 07/18/2047(9)	165,547

The accompanying notes are an integral part of these financial statements.
137

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	Indonesia - 0.3% - (continued)
	Indonesia Treasury Bond
IDR 50,229,000,000	7.00%, 09/15/2030	$ 3,118,594
18,530,000,000	7.50%, 06/15/2035	1,174,515
		5,214,746
	Ivory Coast - 0.2%
	Ivory Coast Government International Bond
EUR 965,000	4.88%, 01/30/2032(1)	667,963
665,000	5.25%, 03/22/2030(9)	501,380
2,300,000	5.88%, 10/17/2031(9)	1,720,642
		2,889,985
	Japan - 6.8%
	Japan Treasury Discount Bill
JPY 2,210,750,000	(0.24%), 01/11/2023(13)	14,871,964
2,618,900,000	(0.20%), 01/06/2023(13)	17,617,304
2,018,350,000	(0.19%), 03/10/2023(13)	13,580,398
250,000,000	(0.17%), 01/10/2023(13)	1,681,772
280,900,000	(0.15%), 01/23/2023(13)	1,889,729
191,050,000	(0.15%), 01/30/2023(13)	1,285,304
1,895,300,000	(0.14%), 02/06/2023(13)	12,751,094
1,380,550,000	(0.12%), 11/07/2022(13)	9,284,594
525,150,000	(0.12%), 11/21/2022(13)	3,531,984
2,825,900,000	(0.12%), 12/19/2022(13)	19,008,469
1,774,000,000	(0.11%), 11/14/2022(13)	11,930,958
1,428,200,000	(0.11%), 11/28/2022(13)	9,605,963
2,514,600,000	(0.11%), 12/12/2022(13)	16,914,034
		133,953,567
	Mexico - 1.2%
	Mexican Bonos
MXN 79,986,700	5.75%, 03/05/2026	3,559,392
295,189,400	7.75%, 05/29/2031	13,113,420
21,183,000	8.50%, 11/18/2038	941,377
	Mexico Government International Bond
EUR 4,445,000	1.45%, 10/25/2033	2,975,487
$ 320,000	4.35%, 01/15/2047	225,164
2,245,000	4.40%, 02/12/2052	1,543,751
1,740,000	4.50%, 01/31/2050	1,243,838
330,000	4.88%, 05/19/2033	291,496
950,000	5.00%, 04/27/2051	722,738
		24,616,663
	Mongolia - 0.0%
200,000	Mongolia Government International Bond 5.63%, 05/01/2023	188,500
	North Macedonia - 0.6%
	North Macedonia Government International Bond
EUR 3,814,000	1.63%, 03/10/2028(9)	2,817,089
2,558,000	2.75%, 01/18/2025(9)	2,293,046
375,000	3.68%, 06/03/2026(1)	326,678
8,116,000	3.68%, 06/03/2026(9)	7,070,190
		12,507,003
	Oman - 0.2%
	Oman Government International Bond
$ 670,000	5.38%, 03/08/2027(9)	638,475
545,000	5.63%, 01/17/2028(9)	519,172
1,555,000	6.00%, 08/01/2029(9)	1,475,950
200,000	6.25%, 01/25/2031(1)	190,500
435,000	6.50%, 03/08/2047(9)	357,872
822,000	6.75%, 01/17/2048(9)	689,453
445,000	7.00%, 01/25/2051(9)	379,117
		4,250,539
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	Panama - 0.2%
	Panama Government International Bond
$ 1,560,000	2.25%, 09/29/2032	$ 1,092,442
2,345,000	3.16%, 01/23/2030	1,924,805
275,000	3.87%, 07/23/2060	160,229
1,330,000	4.50%, 04/16/2050	910,927
		4,088,403
	Peru - 0.2%
	Peruvian Government International Bond
4,170,000	2.78%, 01/23/2031	3,290,395
745,000	4.13%, 08/25/2027	700,641
300,000	7.35%, 07/21/2025	312,224
		4,303,260
	Poland - 0.2%
PLN 27,310,000	Republic of Poland Government Bond 3.75%, 05/25/2027	4,691,913
	Qatar - 0.2%
	Qatar Government International Bond
$ 1,775,000	4.40%, 04/16/2050(9)	1,491,000
1,760,000	4.82%, 03/14/2049(9)	1,566,485
		3,057,485
	Romania - 0.7%
	Romanian Government International Bond
EUR 110,000	1.38%, 12/02/2029(1)	74,070
535,000	1.38%, 12/02/2029(9)	360,249
345,000	1.75%, 07/13/2030(1)	230,991
504,000	2.00%, 01/28/2032(9)	319,237
5,685,000	2.63%, 12/02/2040(1)	2,928,206
5,455,000	2.88%, 04/13/2042(1)	2,830,331
10,975,000	2.88%, 04/13/2042(9)	5,694,388
$ 160,000	3.63%, 03/27/2032(9)	117,853
712,000	5.25%, 11/25/2027(1)	653,069
1,480,000	6.00%, 05/25/2034(1)	1,247,107
		14,455,501
	Russia - 0.1%
3,600,000	Russian Foreign Bond - Eurobond 5.10%, 03/28/2035(9)(11)	1,512,000
	Saudi Arabia - 0.3%
	Saudi Government International Bond
895,000	3.25%, 11/17/2051(1)	575,567
1,425,000	3.25%, 11/17/2051(9)	916,406
395,000	3.75%, 01/21/2055(9)	275,019
255,000	4.63%, 10/04/2047(9)	204,928
2,110,000	5.00%, 04/17/2049(9)	1,793,500
1,355,000	5.50%, 10/25/2032	1,371,938
		5,137,358
	Senegal - 0.2%
EUR 4,310,000	Senegal Government International Bond 4.75%, 03/13/2028(9)	3,474,187
	South Africa - 0.3%
ZAR 91,100,000	Republic of South Africa Government Bond 8.00%, 01/31/2030	4,252,284
	Republic of South Africa Government International Bond
$ 860,000	4.30%, 10/12/2028	733,460
600,000	5.00%, 10/12/2046	376,368
975,000	5.75%, 09/30/2049	646,717
		6,008,829

The accompanying notes are an integral part of these financial statements.
138

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	South Korea - 1.1%
	Export-Import Bank of Korea
$ 6,395,000	4.34%, 03/22/2023, 3 mo. USD LIBOR + 0.740%(2)(9)	$ 6,401,843
5,270,000	5.56%, 04/27/2023, 3 mo. USD LIBOR + 1.200%(2)(9)	5,292,714
	Korea Development Bank
2,330,000	2.75%, 03/19/2023	2,312,175
1,000,000	3.31%, 02/18/2023, 3 mo. USD LIBOR + 0.350%(2)	999,928
3,450,000	3.38%, 03/12/2023	3,433,716
1,000,000	4.69%, 01/24/2023, 3 mo. USD LIBOR + 0.370%(2)(9)	998,590
1,300,000	5.53%, 04/16/2023, 3 mo. USD LIBOR + 1.450%(2)(9)	1,305,897
		20,744,863
	Sri Lanka - 0.2%
	Sri Lanka Government International Bond
3,277,000	5.75%, 04/18/2023(11)	736,277
2,838,000	6.20%, 05/11/2027(11)	625,317
3,505,000	6.75%, 04/18/2028(11)	772,203
8,645,000	6.85%, 03/14/2024(11)	1,949,599
1,475,000	7.55%, 03/28/2030(11)	325,783
200,000	7.85%, 03/14/2029(11)	44,264
		4,453,443
	Thailand - 0.2%
THB 204,090,000	Thailand Government Bond 1.60%, 06/17/2035	4,260,701
	Tunisia - 0.1%
EUR 3,806,000	Tunisian Republic 6.38%, 07/15/2026(9)	2,256,767
	Turkey - 0.1%
	Turkey Government International Bond
$ 350,000	4.25%, 03/13/2025	316,670
1,140,000	4.88%, 10/09/2026	968,590
570,000	5.25%, 03/13/2030	425,449
410,000	6.00%, 03/25/2027	357,147
590,000	6.00%, 01/14/2041	380,007
		2,447,863
	Ukraine - 0.1%
2,175,000	State Agency of Roads of Ukraine 6.25%, 06/24/2030(9)(11)	281,798
	Ukraine Government International Bond
440,000	6.88%, 05/21/2031(9)(11)	63,745
1,810,000	7.25%, 03/15/2035(1)(11)	270,142
1,655,000	7.25%, 03/15/2035(9)(11)	247,009
1,715,000	7.38%, 09/25/2034(9)(11)	257,036
		1,119,730
	United Arab Emirates - 0.3%
	Abu Dhabi Government International Bond
390,000	3.00%, 09/15/2051(1)	251,870
250,000	3.00%, 09/15/2051(9)	161,455
8,395,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(9)	5,464,893
	UAE International Government Bond
455,000	4.05%, 07/07/2032(1)	422,695
600,000	4.95%, 07/07/2052(1)	544,500
		6,845,413
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 21.1% - (continued)
	Uruguay - 0.0%
$ 325,000	Uruguay Government International Bond 5.75%, 10/28/2034	$ 331,401
	Venezuela - 0.0%
	Venezuela Government International Bond
1,224,000	7.75%, 10/13/2019*(9)(11)	70,380
380,000	9.00%, 05/07/2023*(9)(11)	21,850
800,000	9.25%, 05/07/2028*(9)(11)	54,000
1,355,300	12.75%, 08/23/2022*(9)(11)	94,871
		241,101
	Total Foreign Government Obligations (cost $509,273,819)	$ 418,778,546
MUNICIPAL BONDS - 0.9%
	General Obligation - 0.0%
	State of Illinois, GO
201,273	4.95%, 06/01/2023	$ 201,052
70,000	5.00%, 01/01/2023	70,029
		271,081
	Nursing Homes - 0.1%
2,000,000	Seminole County, FL, Industrial Dev Auth 6.00%, 11/15/2025	1,834,152
	School District - 0.6%
	Chicago, IL, Board of Education, GO
380,000	6.04%, 12/01/2029	354,031
2,870,000	6.14%, 12/01/2039	2,417,650
9,610,000	6.32%, 11/01/2029	8,997,898
		11,769,579
	Transportation - 0.2%
	Chicago, IL, Transit Auth Rev
1,150,000	3.91%, 12/01/2040	897,599
665,000	6.90%, 12/01/2040	717,139
	Metropolitan Transportation Auth, NY, Rev
1,150,000	5.00%, 11/15/2050	1,037,959
850,000	5.18%, 11/15/2049	711,519
1,235,000	6.81%, 11/15/2040	1,259,959
		4,624,175
	Total Municipal Bonds (cost $22,846,021)	$ 18,498,987
SENIOR FLOATING RATE INTERESTS - 9.7%(14)
	Advertising - 0.1%
	ABG Intermediate Holdings 2 LLC
997,500	7.33%, 12/21/2028, 1 mo. USD SOFR + 3.500%	$ 956,353
685,000	9.83%, 12/20/2029, 1 mo. USD SOFR + 6.000%	630,200
623,894	Entravision Communications Corp. 6.50%, 11/29/2024, 3 mo. USD LIBOR + 2.750%	609,339
		2,195,892
	Aerospace/Defense - 0.2%
1,580,000	Cobham Ultra SeniorCo S.a.r.l. 7.06%, 08/03/2029, 1 mo. USD LIBOR + 3.750%	1,520,750

The accompanying notes are an integral part of these financial statements.
139

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Aerospace/Defense - 0.2% - (continued)
	TransDigm, Inc.
$ 1,014,755	5.92%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	$ 990,422
1,320,120	5.92%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	1,287,882
		3,799,054
	Airlines - 0.1%
1,000,000	Advantage Loyalty IP Ltd. 8.99%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	988,930
650,750	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	663,492
930,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	937,561
		2,589,983
	Apparel - 0.1%
2,192,250	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	2,106,906
	Auto Parts & Equipment - 0.1%
695,083	Clarios Global L.P. 7.00%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	674,558
	First Brands Group LLC
1,099,811	8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	1,038,771
1,000,000	11.87%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	888,330
		2,601,659
	Beverages - 0.0%
402,550	Sunshine Investments B.V. 6.96%, 07/12/2029, 1 mo. USD SOFR + 4.250%	387,454
	Chemicals - 0.1%
23,485	Avient Corp. 7.34%, 08/29/2029, 1 mo. USD SOFR + 3.250%	23,250
1,003,108	Tronox Finance LLC 5.94%, 03/10/2028, 1 mo. USD LIBOR + 2.250%	944,175
		967,425
	Commercial Services - 0.5%
2,841	AlixPartners LLP 6.50%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	2,772
1,451,362	Amentum Government Services Holdings LLC 7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	1,401,769
1,119,888	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	1,026,971
841,252	AVSC Holding Corp. 8.64%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	739,603
EUR 1,000,000	Boels Topholding B.V. 3.57%, 02/06/2027, 3 mo. EURIBOR + 3.250%	928,342
$ 510,000	Corporation Service Co. 0.00%, 08/31/2029, 1 mo. USD SOFR + 3.250%(15)	501,075
	Trans Union LLC
747,821	5.50%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	728,991
928,228	6.00%, 12/01/2028, 1 mo. USD LIBOR + 2.250%	913,033
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Commercial Services - 0.5% - (continued)
EUR 1,445,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	$ 1,323,818
$ 1,572,179	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	1,538,110
771,850	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	488,581
		9,593,065
	Construction Materials - 0.2%
593,505	Chamberlain Group, Inc. 7.25%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	537,757
996,736	Ingersoll-Rand Services Co. 5.58%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	973,063
1,199,037	Quikrete Holdings, Inc. 6.38%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	1,161,399
783,718	Standard Industries, Inc. 6.68%, 09/22/2028, 6 mo. USD LIBOR + 2.500%	766,186
489,314	Summit Materials LLC 5.75%, 11/21/2024, 3 mo. USD LIBOR + 2.000%	484,945
992,469	Wilsonart LLC 6.93%, 12/31/2026, 1 mo. USD LIBOR + 3.250%	918,392
		4,841,742
	Distribution/Wholesale - 0.2%
989,688	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	967,796
995,000	Caldic B.V. 7.84%, 02/28/2029, 1 mo. USD SOFR + 4.000%	905,450
1,494,691	Core & Main L.P. 6.53%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	1,454,529
		3,327,775
	Diversified Financial Services - 0.2%
900,000	Blackhawk Network Holdings, Inc. 10.94%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	837,000
996,941	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	977,002
1,005,520	HighTower Holdings LLC 8.28%, 04/21/2028, 1 mo. USD LIBOR + 4.000%	930,106
1,000,000	Setanta Aircraft Leasing Designated Activity Co. 5.67%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	984,580
		3,728,688
	Electric - 0.0%
945,629	ExGen Renewables IV LLC 5.57%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	935,388
	Electronics - 0.1%
1,010,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	981,387

The accompanying notes are an integral part of these financial statements.
140

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Engineering & Construction - 0.1%
$ 754,058	Brand Energy & Infrastructure Services, Inc. 8.49%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	$ 650,850
1,567,882	Brown Group Holding LLC 6.25%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	1,521,834
		2,172,684
	Entertainment - 0.7%
	Crown Finance U.S., Inc.
83,124	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(15)(16)	82,968
2,166,482	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	677,806
989,170	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	987,320
2,205,843	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	2,199,402
905,422	Golden Entertainment, Inc. 6.60%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	896,367
1,009,887	Maverick Gaming LLC 10.57%, 09/03/2026, 1 mo. USD LIBOR + 7.500%	908,899
	Motion Finco S.a.r.l.
EUR 335,000	4.19%, 11/12/2026, 3 mo. EURIBOR + 3.000%	294,372
$ 486,420	6.92%, 11/12/2026, 1 mo. USD LIBOR + 3.250%	459,405
588,062	NASCAR Holdings, Inc. 6.25%, 10/19/2026, 3 mo. USD LIBOR + 2.500%	585,216
1,032,413	Penn National Gaming, Inc. 6.58%, 05/03/2029, 1 mo. USD LIBOR + 2.750%	1,015,770
1,461,338	Scientific Games International, Inc. 6.40%, 04/14/2029, 1 mo. USD SOFR + 3.000%	1,439,111
1,016,679	SeaWorld Parks & Entertainment, Inc. 6.81%, 08/25/2028, 1 mo. USD LIBOR + 3.000%	990,835
1,484,958	UFC Holdings LLC 7.11%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	1,449,690
1,352,463	William Morris Endeavor Entertainment LLC 6.51%, 05/18/2025, 3 mo. USD LIBOR + 2.750%	1,313,579
		13,300,740
	Environmental Control - 0.1%
1,985,000	Clean Harbors, Inc. 5.75%, 10/08/2028, 1 mo. USD LIBOR + 2.000%	1,970,946
	Food - 0.1%
135,000	8th Avenue Food & Provisions, Inc. 11.50%, 10/01/2026, 3 mo. USD LIBOR + 7.750%	108,000
1,030,274	Froneri International Ltd. 6.00%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	993,144
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Food - 0.1% - (continued)
$ 994,046	Hostess Brands LLC 6.66%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	$ 977,147
881,389	U.S. Foods, Inc. 6.50%, 11/22/2028, 3 mo. USD LIBOR + 2.750%	866,167
		2,944,458
	Food Service - 0.0%
928,502	Aramark Services, Inc. 5.50%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	900,257
	Healthcare - Products - 0.3%
1,163,163	Avantor Funding, Inc. 6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	1,138,772
1,015,140	Insulet Corp. 7.00%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	991,030
1,482,550	Medline Borrower LP 7.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	1,361,470
1,556,003	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	1,479,183
		4,970,455
	Healthcare - Services - 0.7%
500,777	ADMI Corp. 7.13%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	445,441
2,000,000	Aveanna Healthcare LLC 10.57%, 12/10/2029, 1 mo. USD LIBOR + 7.000%	1,380,000
EUR 2,005,000	Biogroup-LCD 3.03%, 02/09/2028, 3 mo. EURIBOR + 2.750%	1,772,161
$ 793,147	Cano Health LLC 7.83%, 11/23/2027, 1 mo. USD SOFR + 4.000%	667,037
EUR 1,815,000	Cerba Healthcare S.A.S. 4.38%, 06/30/2028, 3 mo. EURIBOR + 3.250%	1,625,516
	EyeCare Partners LLC
$ 994,805	7.42%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	870,454
1,328,325	7.42%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	1,155,643
790,000	10.42%, 11/15/2029, 1 mo. USD LIBOR + 6.750%	705,731
992,586	Heartland Dental LLC 7.58%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	933,031
465,240	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	460,006
995,000	Parexel International Corp. 7.00%, 11/15/2028, 1 mo. USD LIBOR + 3.500%	956,822
2,019,712	Surgery Center Holdings, Inc. 7.07%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	1,925,169
		12,897,011
	Home Builders - 0.1%
	Tecta America Corp.
1,340,444	8.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	1,274,762
1,120,000	12.25%, 04/09/2029, 1 mo. USD LIBOR + 8.500%	1,064,000
		2,338,762

The accompanying notes are an integral part of these financial statements.
141

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Insurance - 0.6%
	Acrisure LLC
$ 1,603,299	7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	$ 1,485,055
927,988	8.00%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	878,878
	Asurion LLC
504,496	6.75%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	475,397
920,239	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	826,145
1,440,000	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	1,008,907
2,000,000	9.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	1,385,000
	Hub International Ltd.
350,000	0.00%, 10/31/2029, 1 mo. USD SOFR + 4.000%(15)	336,000
1,109,189	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	1,086,428
2,337,036	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	2,292,679
	Sedgwick Claims Management Services, Inc.
2,493,941	7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	2,403,536
249,600	8.00%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	242,659
		12,420,684
	Internet - 0.3%
993,107	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	843,079
928,367	Go Daddy Operating Co. LLC 5.50%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	921,404
	MH Sub LLC
3,049,789	7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	2,932,250
545,000	9.98%, 02/23/2029, 1 mo. USD LIBOR + 6.250%	497,994
568,568	Proofpoint, Inc. 6.32%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	540,139
564,389	Rodan & Fields LLC 7.34%, 06/16/2025, 3 mo. USD LIBOR + 4.000%	199,184
728,650	Shutterfly, Inc. 8.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	442,203
		6,376,253
	IT Services - 0.1%
1,493,829	Tempo Acquisition LLC 6.73%, 08/31/2028, 1 mo. USD SOFR + 3.000%	1,471,795
	Leisure Time - 0.2%
1,985,000	Carnival Corp. 6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	1,815,044
1,498,370	Hayward Industries, Inc. 6.25%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	1,405,666
		3,220,710
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Lodging - 0.1%
	Caesars Resort Collection LLC
$ 1,166,801	6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	$ 1,152,741
682,388	7.25%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	675,257
		1,827,998
	Machinery - Construction & Mining - 0.1%
988,956	Brookfield WEC Holdings, Inc. 6.50%, 08/01/2025, 1 mo. USD LIBOR + 2.750%	970,720
	Machinery-Diversified - 0.0%
992,569	Vertical U.S. Newco, Inc. 6.87%, 07/30/2027, 6 mo. USD LIBOR + 3.500%	941,084
	Media - 0.4%
1,122,100	Banijay Entertainment S.A.S 6.88%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	1,089,144
1,567,222	Cable One, Inc. 5.75%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	1,544,701
1,449,050	NEP Group, Inc. 9.25%, 10/20/2025, 1 mo. USD LIBOR + 4.000%	1,288,756
	NEP/NCP Holdco, Inc.
339,921	7.00%, 10/20/2025, 3 mo. USD LIBOR + 3.250%	302,247
210,000	10.75%, 10/19/2026, 3 mo. USD LIBOR + 7.000%	185,100
1,000,000	Telenet Financing USD LLC 5.41%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	968,210
	Virgin Media Bristol LLC
1,125,000	5.91%, 01/31/2028, 1 mo. USD LIBOR + 2.500%	1,101,240
1,010,000	6.66%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	992,891
		7,472,289
	Metal Fabricate/Hardware - 0.0%
944,637	AZZ, Inc. 8.08%, 05/13/2029, 1 mo. USD SOFR + 4.250%	936,371
	Miscellaneous Manufacturing - 0.1%
EUR 2,001,017	CeramTec AcquiCo GmbH 4.33%, 03/16/2029, 3 mo. EURIBOR + 3.750%	1,800,359
	Oil & Gas - 0.1%
$ 1,255,513	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%	1,234,332
	Oil & Gas Services - 0.0%
87,463	PES Holdings LLC 3.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(11)(15)	2,405
	Packaging & Containers - 0.3%
2,077,881	Berlin Packaging LLC 6.91%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	1,986,225
1,415,806	BWAY Holding Co. 6.38%, 04/03/2024, 3 mo. USD LIBOR + 3.250%	1,345,016
1,880,287	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%	1,808,461

The accompanying notes are an integral part of these financial statements.
142

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Packaging & Containers - 0.3% - (continued)
$ 890,000	Pretium PKG Holdings, Inc. 10.21%, 10/01/2029, 1 mo. USD LIBOR + 6.750%	$ 738,700
1,007,196	TricorBraun Holdings, Inc. 7.00%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	951,901
		6,830,303
	Pharmaceuticals - 0.4%
1,570,125	Bausch Health Cos., Inc. 8.62%, 02/01/2027, 1 mo. USD SOFR + 5.250%	1,170,795
1,563,894	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	1,504,997
1,350,958	Gainwell Acquisition Corp. 7.67%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	1,281,154
787,802	Horizon Therapeutics USA, Inc. 5.38%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	769,588
115,915	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	114,611
EUR 1,000,000	IVC Acquisition Ltd. 4.39%, 02/13/2026, 3 mo. EURIBOR + 4.000%	915,119
$ 977,998	Organon & Co. 6.19%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	952,326
997,010	Pathway Vet Alliance LLC 7.42%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	897,309
		7,605,899
	Pipelines - 0.5%
498,750	AL GCX Holdings LLC 7.57%, 05/17/2029, 1 mo. USD SOFR + 3.750%	493,972
116,829	BCP Renaissance Parent LLC 6.62%, 10/31/2024, 3 mo. USD LIBOR + 3.500%	115,660
458,312	Buckeye Partners L.P. 5.37%, 11/01/2026, 1 mo. USD LIBOR + 2.250%	452,413
1,046,239	DT Midstream, Inc. 5.81%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	1,046,072
3,608,927	Medallion Midland Acquisition LLC 7.42%, 10/18/2028, 1 mo. USD LIBOR + 3.750%	3,554,794
1,137,868	NorthRiver Midstream Finance L.P. 6.92%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	1,119,378
2,059,395	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	2,026,218
992,853	UGI Energy Services LLC 7.25%, 08/13/2026, 1 mo. USD LIBOR + 3.500%	986,230
		9,794,737
	Retail - 0.6%
649,045	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	630,709
777,648	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	758,066
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Retail - 0.6% - (continued)
$ 1,322,104	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	$ 1,242,117
	IRB Holding Corp.
761,338	6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%	740,592
727,157	6.50%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	715,443
1,585,478	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	1,352,809
1,606,375	Michaels Cos., Inc. 7.92%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	1,231,897
994,602	Petco Health and Wellness Co., Inc. 6.92%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	952,222
1,564,294	PetSmart, Inc. 7.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	1,502,379
596,003	Specialty Building Products Holdings LLC 6.82%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	515,918
	SRS Distribution, Inc.
621,901	7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	576,813
808,887	7.33%, 06/02/2028, 1 mo. USD SOFR + 3.500%	749,742
1,550,967	White Cap Buyer LLC 7.48%, 10/19/2027, 1 mo. USD SOFR + 3.750%	1,465,509
		12,434,216
	Semiconductors - 0.2%
985,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	978,844
2,100,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	2,051,259
		3,030,103
	Software - 1.3%
	Ascend Learning LLC
2,498	7.13%, 12/11/2028, 1 mo. USD LIBOR + 3.500%	2,300
1,265,000	9.50%, 12/10/2029, 1 mo. USD LIBOR + 5.750%	1,070,506
	Athenahealth, Inc.
217,391	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(16)	198,189
1,279,402	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	1,166,393
699,303	Ceridian HCM Holding, Inc. 6.25%, 04/30/2025, 1 mo. USD LIBOR + 2.500%	674,478
	DCert Buyer, Inc.
992,953	6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	954,615
1,250,000	9.90%, 02/19/2029, 1 mo. USD LIBOR + 7.000%	1,161,250
2,900,701	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	2,851,389
1,275,635	E2open LLC 6.64%, 02/04/2028, 1 mo. USD LIBOR + 3.500%	1,236,728
995,000	EP Purchaser LLC 7.17%, 11/06/2028, 1 mo. USD LIBOR + 3.500%	978,583

The accompanying notes are an integral part of these financial statements.
143

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 9.7%(14) - (continued)
	Software - 1.3% - (continued)
	Epicor Software Corp.
$ 999,520	7.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	$ 950,543
400,000	11.50%, 07/31/2028, 1 mo. USD LIBOR + 7.750%	391,124
241,103	Evertec Group LLC 7.25%, 11/27/2024, 3 mo. USD LIBOR + 3.500%	240,500
594,691	Finastra USA, Inc. 6.87%, 06/13/2024, 3 mo. USD LIBOR + 3.500%	536,375
	Hyland Software, Inc.
3,136,254	7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	3,055,244
464,000	10.00%, 07/07/2025, 1 mo. USD LIBOR + 6.250%	443,992
1,995,000	McAfee LLC 6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	1,821,694
1,070,816	Navicure, Inc. 7.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	1,039,366
	Polaris Newco LLC
EUR 992,543	5.19%, 06/02/2028, 3 mo. EURIBOR + 4.000%	902,410
$ 1,559,734	7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	1,421,526
98,750	Press Ganey Holdings, Inc. 7.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%	91,838
1,007,310	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	984,122
2,131,670	Ultimate Software Group, Inc. 7.50%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	2,069,895
2,074,275	Zelis Healthcare Corp. 7.25%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	2,040,133
		26,283,193
	Telecommunications - 0.3%
1,504,250	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	1,418,297
EUR 1,836,915	Lorca Holdco Ltd. 4.50%, 09/17/2027, 3 mo. EURIBOR + 4.250%	1,712,964
$ 1,240,000	Venga Finance S.a.r.l. 7.82%, 12/04/2028, 1 mo. USD LIBOR + 4.750%	1,123,750
588,906	Xplornet Communications, Inc. 7.75%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	504,987
1,882,187	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	1,793,725
		6,553,723
	Transportation - 0.1%
	First Student Bidco, Inc.
1,387,358	6.64%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	1,302,383
1,000,000	7.65%, 07/21/2028, 1 mo. USD SOFR + 4.000%	945,940
		2,248,323
	Total Senior Floating Rate Interests (cost $207,200,839)	$ 193,007,228
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 12.8%
	Mortgage-Backed Agencies - 12.8%
	FHLMC - 3.5%
$ 2,442	0.00%, 11/15/2036(6)(17)	$ 2,002
3,907,750	1.12%, 01/25/2030(3)(4)	239,719
12,207,793	1.12%, 06/25/2030(3)(4)	796,611
2,237,209	1.70%, 04/25/2030(3)(4)	208,108
2,658,480	1.87%, 11/25/2047(3)(4)	255,619
2,355,000	1.90%, 02/25/2047(3)(4)	241,226
4,759,080	1.95%, 10/25/2047(3)(4)	481,231
3,345,000	2.01%, 09/25/2047(3)(4)	205,536
1,150,193	2.02%, 09/25/2046(3)(4)	119,248
1,890,000	2.10%, 08/25/2047(3)(4)	203,013
3,870,000	2.15%, 05/25/2047(3)(4)	243,517
2,605,748	2.25%, 05/25/2047(3)(4)	294,799
19,904	3.00%, 03/15/2033(4)	1,862
1,955,000	3.40%, 06/25/2048(3)(4)	366,427
19,914	4.00%, 07/15/2027(4)	598
92,191	4.50%, 03/15/2041	87,932
54,816	4.75%, 07/15/2039	53,395
4,800	5.50%, 08/15/2033	4,839
3,990,000	5.65%, 01/25/2051, 1 mo. USD SOFR + 2.650%(1)(2)	3,393,423
6,060,000	5.94%, 01/25/2050, 1 mo. USD LIBOR + 2.350%(1)(2)	5,457,431
3,000,000	6.09%, 02/25/2050, 1 mo. USD LIBOR + 2.500%(1)(2)	2,853,494
16,763	6.50%, 07/15/2036	17,081
1,605,000	6.74%, 07/25/2030, 1 mo. USD LIBOR + 3.150%(2)	1,542,298
180,000	6.75%, 01/25/2051, 1 mo. USD SOFR + 3.750%(1)(2)	160,268
4,740,000	7.00%, 11/25/2051, 1 mo. USD SOFR + 4.000%(1)(2)	4,105,915
4,285,000	7.35%, 04/25/2042, 1 mo. USD SOFR + 4.350%(1)(2)	3,942,193
2,110,000	7.94%, 09/25/2030, 1 mo. USD LIBOR + 4.350%(2)	2,092,194
3,330,000	8.04%, 04/25/2030, 1 mo. USD LIBOR + 4.450%(2)	3,282,934
9,557,051	8.09%, 02/25/2024, 1 mo. USD LIBOR + 4.500%(2)	9,623,353
7,940,000	8.25%, 03/25/2042, 1 mo. USD SOFR + 5.250%(1)(2)	7,453,670
3,599,996	8.34%, 12/25/2029, 1 mo. USD LIBOR + 4.750%(2)	3,592,758
1,955,000	8.84%, 09/25/2050, 1 mo. USD LIBOR + 5.250%(1)(2)	1,933,376
2,160,000	9.00%, 07/25/2042, 1 mo. USD SOFR + 6.000%(1)(2)	2,069,563
2,450,000	9.34%, 07/25/2050, 1 mo. USD LIBOR + 5.750%(1)(2)	2,505,856
6,665,000	9.75%, 06/25/2042, 1 mo. USD SOFR + 6.750%(1)(2)	6,764,698
3,295,000	9.85%, 11/25/2051, 1 mo. USD SOFR + 6.850%(1)(2)	2,872,334
2,770,000	10.75%, 01/25/2051, 1 mo. USD SOFR + 7.750%(1)(2)	2,609,960
		70,078,481
	FNMA - 0.3%
24,603	0.00%, 06/25/2036(6)(17)	20,507
66,153	0.14%, 04/25/2055(2)(4)	2,149
12,719	2.50%, 06/25/2028(4)	605
68,161	3.00%, 01/25/2028(4)	3,294
27,464	3.16%, 12/01/2026	25,826
22,186	3.24%, 12/01/2026	20,931
8,591	3.47%, 01/01/2024	8,421
28,807	3.50%, 05/25/2030(4)	2,330

The accompanying notes are an integral part of these financial statements.
144

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 12.8% - (continued)
	Mortgage-Backed Agencies - 12.8% - (continued)
	FNMA - 0.3% - (continued)
$ 21,166	3.87%, 10/01/2025	$ 20,565
31,544	3.89%, 05/01/2030	29,586
8,637	3.96%, 05/01/2034	7,995
14,416	4.00%, 03/25/2042(4)	1,926
5,042	4.50%, 07/25/2027(4)	164
46,058	5.50%, 04/25/2035	47,208
12,331	5.50%, 04/25/2037	12,334
122,598	5.50%, 06/25/2042(4)	26,860
2,411	5.53%, 05/25/2042(3)(4)	243
1,510,000	8.25%, 03/25/2042, 1 mo. USD SOFR + 5.250%(1)(2)	1,423,148
1,385,000	9.25%, 03/25/2042, 1 mo. USD SOFR + 6.250%(1)(2)	1,355,117
2,570,000	10.00%, 04/25/2042, 1 mo. USD SOFR + 7.000%(1)(2)	2,433,010
		5,442,219
	GNMA - 0.0%
14,837	4.00%, 05/16/2042(4)	1,759
34,934	5.00%, 10/16/2041(4)	5,776
		7,535
	UMBS - 9.0%
37,400,000	2.50%, 11/15/2052(18)	30,632,937
37,400,000	2.50%, 12/15/2052(18)	30,628,555
62,350,000	4.50%, 11/15/2052(18)	58,494,529
62,350,000	4.50%, 12/15/2052(18)	58,440,947
		178,196,968
	Total U.S. Government Agencies (cost $259,387,812)	$ 253,725,203
U.S. GOVERNMENT SECURITIES - 8.3%
	U.S. Treasury Securities - 8.3%
	U.S. Treasury Bonds - 1.1%
10,314,898	0.13%, 02/15/2052(19)	$ 6,562,048
26,478,000	1.13%, 08/15/2040(20)	15,599,266
		22,161,314
	U.S. Treasury Notes - 7.2%
15,404,192	0.13%, 07/15/2030(19)	13,738,313
35,065,790	0.25%, 07/15/2029(19)	31,980,640
15,969,947	0.75%, 07/15/2028(19)	15,188,292
61,140,000	2.75%, 08/15/2032(20)(21)(22)	54,653,428
26,595,000	3.50%, 09/15/2025	25,915,581
		141,476,254
	Total U.S. Government Securities (cost $174,910,571)	$ 163,637,568
COMMON STOCKS - 0.0%
	Energy - 0.0%
32,328	Ascent Resources - Marcellus LLC Class A*(23)	$ 76,779
7,026	Foresight Energy LLC*	77,290
3,682	Philadelphia Energy Solutions*(23)	—
	Total Common Stocks (cost $197,293)	$ 154,069
CONVERTIBLE PREFERRED STOCKS - 0.3%
	Capital Goods - 0.0%
74	Fluor Corp., 6.50%(8)	$ 108,275
Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.3% - (continued)
	Health Care Equipment & Services - 0.1%
39,085	Becton Dickinson and Co. Series B, 6.00%	$ 1,905,003
	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
1,376	Danaher Corp. Series B, 5.00%(10)	1,805,986
	Utilities - 0.1%
18,384	American Electric Power Co., Inc., 6.13%	914,052
28,297	DTE Energy Co., 6.25%	1,453,617
		2,367,669
	Total Convertible Preferred Stocks (cost $6,541,337)	$ 6,186,933
ESCROWS - 0.1%(24)
	Consumer Services - 0.1%
500,000	Grifols Escrow Issuer S.A.(9)	$ 375,137
2,270,000	Grifols Escrow Issuer S.A.(1)	1,703,120
	Total Escrows (cost $3,171,795)	$ 2,078,257
PREFERRED STOCKS - 0.1%
	Utilities - 0.1%
30,734	NextEra Energy, Inc., 6.93%	$ 1,429,131
	Total Preferred Stocks (cost $1,498,283)	$ 1,429,131
WARRANTS - 0.0%
	Energy - 0.0%
8,370	Ascent Resources - Marcellus LLC Expires 03/30/2023*(23)	$ 92
	Total Warrants (cost $670)	$ 92
	Total Long-Term Investments (cost $2,369,998,244)	$ 2,019,469,736
SHORT-TERM INVESTMENTS - 5.1%
	Commercial Paper - 1.3%
	CDP Financial, Inc.
CAD 2,000,000	3.53%, 12/14/2022	$ 1,461,831
$ 2,510,000	3.80%, 06/26/2023	2,426,051
CAD 400,000	3.99%, 12/20/2022	292,013
	Dexia Credit Local S.A.
$ 5,000,000	0.99%, 11/02/2022	4,999,729
625,000	4.41%, 01/30/2023	618,227
3,000,000	Enel Finance America LLC 4.41%, 06/21/2023	2,883,578
	FINANCIERE CDP, Inc.
CAD 2,000,000	3.58%, 12/14/2022	1,461,748
1,000,000	3.62%, 12/14/2022	730,832
$ 3,300,000	HSBC USA, Inc. 2.71%, 02/13/2023	3,256,736
5,000,000	Landesbank Baden-Wuerttemberg 2.28%, 01/10/2023	4,959,313
	Ontario Teachers' Finance Trust
2,500,000	0.00%, 11/01/2022	2,500,000
CAD 500,000	4.23%, 02/01/2023	362,693
400,000	Regional Municipality of York 3.15%, 11/22/2022	293,054
		26,245,805

The accompanying notes are an integral part of these financial statements.
145

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.1% - (continued)
	Foreign Government Obligations - 0.4%
	Municipal Finance Authority of British Columbia Bills
CAD 1,735,000	1.55%, 11/02/2022(13)		$ 1,273,427
1,000,000	1.55%, 11/02/2022(13)		733,964
1,500,000	3.01%, 11/16/2022(13)		1,099,589
190,000	3.95%, 01/11/2023(13)		138,331
110,000	3.95%, 01/11/2023(13)		80,086
15,000	4.18%, 01/18/2023(13)		10,909
185,000	4.19%, 01/18/2023(13)		134,543
	Newfoundland T-Bill
2,750,000	3.49%, 12/06/2022(13)		2,011,640
1,500,000	3.90%, 01/05/2023(13)		1,094,036
75,000	4.09%, 01/12/2023(13)		54,607
55,000	4.09%, 01/12/2023(13)		40,045
2,000,000	4.80%, 01/05/2023(13)		1,458,715
			8,129,892
	Repurchase Agreements - 2.3%
$ 44,980,694	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $44,984,455; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $45,880,398		44,980,694
	Securities Lending Collateral - 1.1%
3,262,939	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(25)		3,262,939
10,876,462	HSBC US Government Money Market Fund, 3.09%(25)		10,876,462
3,262,939	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(25)		3,262,939
3,262,939	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(25)		3,262,939
			20,665,279
	Total Short-Term Investments (cost $100,402,539)		$ 100,021,670
	Total Investments (cost $2,470,400,783)	107.1%	$ 2,119,491,406
	Other Assets and Liabilities	(7.1)%	(139,777,559)
	Total Net Assets	100.0%	$ 1,979,713,847
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $686,678,460, representing 34.7% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Security is a zero-coupon bond.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(9)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $304,394,190, representing 15.4% of net assets.
(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(11)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(12)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(13)	The rate shown represents current yield to maturity.
(14)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(16)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $281,157, which represents to 0.0% of total net assets.
(17)	Securities disclosed are principal-only strips.
(18)	Represents or includes a TBA transaction.

The accompanying notes are an integral part of these financial statements.
146

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

(19)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(20)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2022, the market value of securities pledged was $18,727,937.
(21)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $19,665,938.
(22)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2022, the market value of securities pledged was $5,397,406.
(23)	Investment valued using significant unobservable inputs.
(24)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(25)	Current yield as of period end.

OTC Swaptions Outstanding at October 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaptions:
Call
CDX.NA.HY.S39.V1 *	MSC	98.50%	Pay	11/16/2022	USD	(99,010,000)	$ (1,227,084)	$ (1,119,804)	$ (107,280)
ITRAXX-XOVERS.S38.V1 *	BCLY	637.50%	Pay	11/16/2022	EUR	(104,600,000)	(3,100,017)	(1,864,241)	(1,235,776)
							$ (4,327,101)	$ (2,984,045)	$ (1,343,056)
Put
CDX.NA.HY.S39.V1 *	MSC	98.50%	Receive	11/16/2022	USD	(99,010,000)	$ (702,872)	$ (1,207,922)	$ 505,050
ITRAXX-XOVERS.S38.V1 *	BCLY	637.50%	Receive	11/16/2022	EUR	(104,600,000)	(284,575)	(1,832,681)	1,548,106
							$ (987,447)	$ (3,040,603)	$ 2,053,156
Total Written Option Contracts OTC swaption contracts							$ (5,314,548)	$ (6,024,648)	$ 710,100

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	700	12/15/2022	$ 53,050,741	$ (500,206)
Canadian 10-Year Bond Future	593	12/19/2022	53,552,164	(362,620)
Euro-Schatz Future	24	12/08/2022	2,536,284	(438)
U.S. Treasury 2-Year Note Future	2,180	12/30/2022	445,554,530	(2,743,608)
U.S. Treasury 10-Year Note Future	3,294	12/20/2022	364,295,812	(18,257,652)
U.S. Treasury 10-Year Ultra Future	26	12/20/2022	3,015,594	(69,118)
U.S. Treasury Long Bond Future	292	12/20/2022	35,186,000	(317,473)
U.S. Treasury Ultra Bond Future	62	12/20/2022	7,914,687	(157,184)
Total				$ (22,408,299)
Short position contracts:
Euro BUXL 30-Year Bond Future	224	12/08/2022	$ 31,925,684	$ 2,834,994
Euro-BOBL Future	69	12/08/2022	8,160,205	209,575
Euro-BUND Future	198	12/08/2022	27,089,031	1,323,401
Long Gilt Future	1	12/28/2022	117,123	4,357
U.S. Treasury 5-Year Note Future	131	12/30/2022	13,963,781	337,050
Total				$ 4,709,377
Total futures contracts				$ (17,698,922)

OTC Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	300,199	(0.09%)	08/25/2037	Monthly	$ 61,032	$ —	$ 16,484	$ (44,548)
ABX.HE.AAA.07	CSI	USD	857,326	(0.09%)	08/25/2037	Monthly	200,411	—	47,076	(153,335)
The accompanying notes are an integral part of these financial statements.
147

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

OTC Credit Default Swap Contracts Outstanding at October 31, 2022 – (continued)
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Buy protection – (continued):
ABX.HE.PENAAA.06	JPM	USD	98,950	(0.11%)	05/25/2046	Monthly	$ 11,416	$ —	$ 7,245	$ (4,171)
CMBX.NA.BBB-.13	MSC	USD	50,060	(4.58%)	12/25/2037	Monthly	—	(115)	(215)	(100)
iBoxx USD Liquide High Yield	GSC	USD	155,467	(0.11%)	05/25/2046	Quarterly	17,977	—	11,383	(6,594)
Total							$ 290,836	$ (115)	$ 81,973	$ (208,748)
Sell protection:
ABX.HE.AAA.07	MSC	USD	300,199	0.09%	08/25/2037	Monthly	$ 2,039	$ —	$ (16,156)	$ (18,195)
ABX.HE.AAA.07	MSC	USD	857,325	0.09%	08/25/2037	Monthly	5,870	—	(46,089)	(51,959)
ABX.HE.PENAAA.06	BCLY	USD	254,418	0.11%	05/25/2046	Monthly	—	(5,183)	(18,621)	(13,438)
PrimeX.ARM.2 (2)	MSC	USD	50,060	4.58%	12/25/2037	Monthly	1,421	—	244	(1,177)
Total							$ 9,330	$ (5,183)	$ (80,622)	$ (84,769)
Total OTC credit default swap contracts							$ 300,166	$ (5,298)	$ 1,351	$ (293,517)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	Investment valued using significant unobservable inputs.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.37.V1	EUR	3,130,000	(1.00%)	12/20/2027	Quarterly	$ 6,135	$ 50,092	$ 43,957
CDX.EM.38.V1	USD	32,980,000	(1.00%)	12/20/2027	Quarterly	2,758,405	2,693,417	(64,988)
CDX.EM.39.V1	USD	42,535,000	(5.00%)	12/20/2027	Quarterly	1,121,659	30,142	(1,091,517)
CDX.NA.HY.38.V2	USD	192,149,100	(5.00%)	06/20/2027	Quarterly	1,036,675	(2,776,063)	(3,812,738)
Total						$ 4,922,874	$ (2,412)	$ (4,925,286)
Sell protection:
ITRAXX-XOVERS.38.V1	EUR	114,590,000	5.00%	12/20/2027	Quarterly	$ (4,151,716)	$ (1,803,804)	$ 2,347,912
Credit default swaps on single-name issues:
Sell protection:
Republic of Turkey (B+)	USD	5,185,000	1.00%	06/20/2027	Quarterly	$ (920,351)	$ (1,007,085)	$ (86,734)
Total						$ (920,351)	$ (1,007,085)	$ (86,734)
Total centrally cleared credit default swap contracts						$ (149,193)	$ (2,813,301)	$ (2,664,108)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
880,000	AUD	572,228	USD	UBS	12/21/2022	$ (8,366)
435,000	BRL	83,602	USD	GSC	12/02/2022	4
805,000	CAD	588,959	USD	MSC	12/21/2022	2,309
116,040,000	EGP	5,476,943	USD	DEUT	12/21/2022	(744,384)
3,190,000	EUR	3,074,547	USD	NWM	12/21/2022	91,962
1,702,000	EUR	1,676,306	USD	SCB	12/21/2022	13,161
2,389,000	EUR	2,361,035	USD	UBS	12/21/2022	10,373
389,000	EUR	376,663	USD	BNP	12/21/2022	9,472
1,129,000	EUR	1,112,656	USD	CBK	12/21/2022	8,030
660,000	EUR	651,971	USD	DEUT	12/21/2022	3,169
186,000	EUR	181,920	USD	BMO	12/21/2022	2,711
166,000	EUR	162,351	USD	GSC	12/21/2022	2,427
123,000	EUR	119,694	USD	CBA	12/21/2022	2,400
92,000	EUR	91,157	USD	TDB	12/21/2022	165
The accompanying notes are an integral part of these financial statements.
148

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
62,000	EUR	62,223	USD	BOA	12/21/2022	$ (680)
413,000	EUR	411,477	USD	BCLY	12/21/2022	(1,518)
746,000	EUR	744,106	USD	SSG	12/21/2022	(3,599)
2,759,000	EUR	2,744,186	USD	MSC	12/21/2022	(5,502)
868,000	EUR	869,048	USD	JPM	12/21/2022	(7,440)
295,000	GBP	333,921	USD	RBC	11/30/2022	4,662
396,000	GBP	430,600	USD	RBC	12/21/2022	24,381
660,000	GBP	754,616	USD	MSC	12/21/2022	3,685
160,700,000	JPY	1,120,304	USD	JPM	12/21/2022	(32,141)
7,031,305	USD	10,520,000	AUD	UBS	12/21/2022	290,595
82,176	USD	435,000	BRL	GSC	12/02/2022	(1,430)
15,404,859	USD	82,245,000	BRL	BOA	12/21/2022	(340,603)
777,017	USD	1,000,000	CAD	BCLY	11/01/2022	42,991
1,348,977	USD	1,735,000	CAD	SCB	11/02/2022	75,441
932,463	USD	1,200,000	CAD	BCLY	11/02/2022	51,631
773,443	USD	1,000,000	CAD	MSC	11/02/2022	39,417
116,551	USD	150,000	CAD	BCLY	11/03/2022	6,447
4,870,802	USD	6,135,000	CAD	MSC	11/09/2022	367,475
5,015,773	USD	6,485,000	CAD	SCB	11/09/2022	255,532
1,948,427	USD	2,500,000	CAD	BOA	11/10/2022	113,318
397,932	USD	500,000	CAD	BOA	11/14/2022	30,900
1,160,327	USD	1,500,000	CAD	JPM	11/16/2022	59,215
1,157,359	USD	1,500,000	CAD	MSC	11/16/2022	56,247
1,462,132	USD	1,900,000	CAD	MSC	11/18/2022	67,372
784,976	USD	1,000,000	CAD	RBC	11/22/2022	50,871
308,299	USD	400,000	CAD	BNP	11/22/2022	14,657
1,171,159	USD	1,505,000	CAD	DEUT	11/28/2022	66,285
876,364	USD	1,125,000	CAD	JPM	12/05/2022	50,357
2,100,968	USD	2,750,000	CAD	MSC	12/06/2022	81,793
2,974,412	USD	4,000,000	CAD	MSC	12/14/2022	36,902
730,883	USD	1,000,000	CAD	CBK	12/14/2022	(3,495)
3,042,410	USD	4,125,000	CAD	SSG	12/19/2022	12,761
291,669	USD	400,000	CAD	MSC	12/20/2022	(2,122)
7,032,904	USD	9,350,000	CAD	TDB	12/21/2022	165,389
1,093,421	USD	1,500,000	CAD	UBS	01/05/2023	(8,621)
1,457,842	USD	2,000,000	CAD	MSC	01/05/2023	(11,547)
365,106	USD	500,000	CAD	MSC	01/11/2023	(2,272)
217,286	USD	300,000	CAD	CBK	01/11/2023	(3,141)
94,721	USD	130,000	CAD	BOA	01/12/2023	(799)
1,237,252	USD	1,560,000	CAD	UBS	01/13/2023	90,999
145,155	USD	200,000	CAD	MSC	01/18/2023	(1,810)
2,414,972	USD	3,040,000	CAD	MSC	01/31/2023	180,713
1,199,553	USD	1,520,000	CAD	BOA	01/31/2023	82,424
364,112	USD	500,000	CAD	BOA	02/01/2023	(3,373)
236,515	USD	300,000	CAD	DEUT	03/01/2023	15,887
3,261,529	USD	4,130,000	CAD	MSC	03/29/2023	222,324
793,262	USD	1,000,000	CAD	MSC	04/10/2023	57,180
2,357,689	USD	3,000,000	CAD	JPM	05/01/2023	148,360
1,559,892	USD	2,000,000	CAD	UBS	05/01/2023	87,006
780,453	USD	1,000,000	CAD	SGG	05/01/2023	44,010
147,807	USD	190,000	CAD	TDB	05/01/2023	7,883
1,235,871	USD	1,600,000	CAD	JPM	06/05/2023	56,572
773,781	USD	1,000,000	CAD	TDB	06/09/2023	36,648
375,895	USD	500,000	CAD	DEUT	09/01/2023	6,644
114,591	USD	150,000	CAD	BNP	09/01/2023	3,816
1,903,839	USD	2,500,000	CAD	BCLY	09/08/2023	57,322
1,681,569	USD	36,860,000	EGP	GSC	12/21/2022	178,276
339,000	USD	337,587	EUR	RBC	11/30/2022	4,670
1,812,602	USD	1,830,405	EUR	GSC	11/30/2022	(146)
1,449,130	USD	1,464,000	EUR	BOA	11/30/2022	(747)
73,211,000	USD	73,971,127	EUR	DEUT	11/30/2022	(46,580)
40,526,412	USD	41,007,056	EUR	UBS	11/30/2022	(85,078)
88,443,129	USD	87,855,051	EUR	DEUT	12/21/2022	1,235,019
359,796	USD	361,000	EUR	UBS	12/21/2022	1,454
38,184	USD	38,000	EUR	MSC	12/21/2022	464
The accompanying notes are an integral part of these financial statements.
149

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
141,389	USD	142,000	EUR	BCLY	12/21/2022	$ 435
120,119	USD	121,000	EUR	SSG	12/21/2022	10
253,767	USD	256,000	EUR	RBC	12/21/2022	(348)
277,685	USD	241,000	GBP	GSC	11/30/2022	1,080
1,255,323	USD	1,107,000	GBP	BOA	11/30/2022	(15,225)
6,317,776	USD	5,573,000	GBP	BCLY	11/30/2022	(78,577)
13,835,152	USD	12,015,000	GBP	TDB	12/21/2022	30,611
10,442,906	USD	1,380,550,000	JPY	JPM	11/07/2022	1,151,438
13,423,124	USD	1,774,000,000	JPY	BCLY	11/14/2022	1,474,255
3,883,395	USD	525,150,000	JPY	BNP	11/21/2022	343,439
10,533,880	USD	1,428,200,000	JPY	BNP	11/28/2022	899,030
17,771,638	USD	2,514,600,000	JPY	JPM	12/12/2022	769,913
19,892,802	USD	2,825,900,000	JPY	JPM	12/19/2022	763,925
13,798,278	USD	1,966,100,000	JPY	MSC	12/21/2022	485,040
18,439,632	USD	2,618,900,000	JPY	JPM	01/06/2023	665,461
1,873,535	USD	250,000,000	JPY	BOA	01/10/2023	175,935
15,458,705	USD	2,210,750,000	JPY	BOA	01/11/2023	444,880
1,930,465	USD	280,900,000	JPY	BOA	01/23/2023	19,823
1,286,935	USD	191,050,000	JPY	JPM	01/30/2023	(13,741)
13,140,543	USD	1,895,300,000	JPY	BOA	02/06/2023	226,001
14,306,832	USD	2,018,350,000	JPY	BNP	03/10/2023	489,521
13,422,553	USD	274,910,000	MXN	CBK	12/21/2022	(323,892)
Total foreign currency contracts						$ 10,825,798

Foreign Cross Currency Contracts Outstanding at October 31, 2022
Contract Amount		Counterparty	Delivery Date	Contract Amount		Unrealized Appreciation/ Depreciation
EUR	251,198	GSC	11/30/2022	GBP	250,207	$ 991
EUR	296,818	JPM	11/30/2022	GBP	298,412	(1,594)
EUR	9,359,922	BCLY	11/30/2022	GBP	9,421,794	(61,872)
Total foreign cross currency contracts						$ (62,475)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
150

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 367,796,449	$ —	$ 367,796,449	$ —
Convertible Bonds	54,569,111	—	54,569,111	—
Corporate Bonds	539,608,162	—	539,608,162	—
Foreign Government Obligations	418,778,546	—	418,778,546	—
Municipal Bonds	18,498,987	—	18,498,987	—
Senior Floating Rate Interests	193,007,228	—	193,007,228	—
U.S. Government Agencies	253,725,203	—	253,725,203	—
U.S. Government Securities	163,637,568	—	163,637,568	—
Common Stocks
Energy	154,069	—	77,290	76,779
Convertible Preferred Stocks	6,186,933	6,186,933	—	—
Escrows	2,078,257	—	2,078,257	—
Preferred Stocks	1,429,131	1,429,131	—	—
Warrants	92	—	—	92
Short-Term Investments	100,021,670	20,665,279	79,356,391	—
Foreign Currency Contracts(2)	12,573,966	—	12,573,966	—
Futures Contracts(2)	4,709,377	4,709,377	—	—
Swaps - Credit Default(2)	2,391,869	—	2,391,869	—
Total	$ 2,139,166,618	$ 32,990,720	$ 2,106,099,027	$ 76,871
Liabilities
Foreign Currency Contracts(2)	$ (1,810,643)	$ —	$ (1,810,643)	$ —
Futures Contracts(2)	(22,408,299)	(22,408,299)	—	—
Swaps - Credit Default(2)	(5,349,494)	—	(5,349,494)	—
Written Options	(5,314,548)	—	(5,314,548)	—
Total	$ (34,882,984)	$ (22,408,299)	$ (12,474,685)	$ —

(1)	For the year October 31, 2022, investments valued at $9,254,722 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be a significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
151

Hartford Sustainable Municipal Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1%
	Alabama - 0.5%
$ 150,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2046	$ 151,843
335,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2023	340,473
		492,316
	Arizona - 2.0%
325,000	City of Phoenix, AZ, Civic Improvement Corp. Rev 5.00%, 07/01/2031	338,163
	Maricopa County, AZ, Industrial Dev Auth Rev
775,000	3.00%, 09/01/2039	563,468
100,000	5.00%, 09/01/2042	99,312
200,000	Salt Verde, AZ, Financial Corp. Rev 5.00%, 12/01/2037	197,154
	Tempe, AZ, Industrial Dev Auth Rev
225,000	4.00%, 12/01/2024	219,689
270,000	4.00%, 12/01/2025	260,431
240,000	4.00%, 12/01/2026	228,592
		1,906,809
	California - 9.3%
50,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	49,774
195,000	California Enterprise Dev Auth Rev 5.00%, 08/01/2045	180,039
	California Municipal Finance Auth Rev, (BAM Insured)
500,000	4.00%, 05/15/2038	452,507
350,000	4.00%, 10/01/2049	286,996
1,665,000	5.00%, 12/31/2031	1,687,769
165,000	California Public Finance Auth Rev 2.38%, 11/15/2028(1)	148,597
310,000	California State Health Facs Finance Auth Rev 4.00%, 08/15/2040	283,032
140,000	California State, GO Taxable 4.00%, 11/01/2041	130,091
340,000	Cathedral City, CA, Redev Agency Successor Agency, (BAM Insured) 4.00%, 08/01/2032	338,062
100,000	City of Los Angeles, CA, Department of Airports Rev 5.00%, 05/15/2026	102,796
45,000	Elk Grove, CA, Finance Auth, (BAM Insured) 5.00%, 09/01/2032	46,780
150,000	Foothill-Eastern Transportation Corridor Agency, CA Rev 5.00%, 01/15/2029	152,626
90,000	Los Angeles County, CA, Metropolitan Transportation Auth Rev 4.00%, 06/01/2034	90,388
	Orange County, CA, Community Facs Dist
100,000	5.00%, 08/15/2023	100,817
150,000	5.00%, 08/15/2033	151,938
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	98,198
100,000	San Bernardino City, CA, Unified School Dist, GO, (NATL Insured) 0.00%, 08/01/2027(2)	82,083
	San Diego County, CA, Regional Airport Auth Rev
1,400,000	4.00%, 07/01/2040	1,250,489
500,000	4.00%, 07/01/2041	442,392
	San Joaquin Hills, CA, Transportation Corridor Agency Rev, (NATL Insured)
255,000	0.00%, 01/15/2025(2)	232,190
2,880,000	4.00%, 01/15/2034	2,680,134
		8,987,698
	Colorado - 1.6%
175,000	City & County of Denver, CO, Airport System Rev 5.00%, 12/01/2036	173,375
200,000	Colorado Health Facs Auth Rev 4.00%, 12/01/2040	160,949
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Colorado - 1.6% - (continued)
$ 150,000	Denver, CO, Convention Center Hotel Auth Rev 5.00%, 12/01/2040	$ 143,778
305,000	E-470 Public Highway, CO, Auth Rev 2.39%, 09/01/2039, 3 mo. USD SOFR + 0.350%(3)	300,368
	Park Creek, CO, Metropolitan Dist Rev
100,000	5.00%, 12/01/2023	101,548
120,000	5.00%, 12/01/2029	128,028
500,000	Regional Transportation Dist, CO, Rev 4.00%, 07/15/2039	427,792
115,000	University of Colorado, Rev 2.00%, 06/01/2051(4)	109,263
25,000	Vauxmont, CO, Metropolitan Dist, GO, (AGM Insured) 5.00%, 12/15/2030	26,471
		1,571,572
	Connecticut - 4.5%
	Connecticut State Health & Educational Facs Auth Rev
450,000	5.00%, 07/01/2025	464,491
575,000	5.00%, 07/01/2026	597,483
750,000	5.00%, 07/01/2040	758,481
60,000	5.00%, 07/01/2042	60,132
	Connecticut State Higher Education Supplement Loan Auth Rev
700,000	5.00%, 11/15/2025	726,237
720,000	5.00%, 11/15/2026	753,393
250,000	Hamden, CT, GO, (AGM Insured) 5.00%, 08/15/2025	258,789
	State of Connecticut, GO
160,000	3.00%, 01/15/2023	159,949
170,000	5.00%, 06/15/2026	176,957
250,000	State of Connecticut, Rev 5.00%, 05/01/2033	268,369
100,000	Waterbury, CT, GO 5.00%, 11/15/2047	101,791
		4,326,072
	District of Columbia - 0.3%
150,000	Dist of Columbia Rev 5.00%, 07/01/2042	126,534
150,000	Dist of Columbia, GO 5.00%, 06/01/2032	153,293
		279,827
	Florida - 2.8%
300,000	Broward County, FL, Airport System Rev 5.00%, 09/01/2028	324,301
135,000	Capital Projects Finance Auth, FL, Rev 5.00%, 10/01/2027	134,936
70,000	City of Atlantic Beach, FL, Health Care Facs Auth Rev 5.00%, 11/15/2048	65,736
300,000	City of Pompano Beach, FL, Rev 2.00%, 01/01/2029	244,757
150,000	JEA, FL, Water & Sewer System Rev 5.00%, 10/01/2028	160,178
125,000	Lee County, FL, Airport Rev 5.00%, 10/01/2032	127,634
65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	65,701
	Orange County, FL, Convention Center/Orlando Rev
285,000	5.00%, 10/01/2024	293,039
125,000	5.00%, 10/01/2027	133,013
100,000	Orange County, FL, Health Facs Auth Rev 5.00%, 08/01/2031	103,741
475,000	Orlando, FL, Utilities Commission Rev 1.25%, 10/01/2046(4)	370,411
215,000	Polk County, FL, Industrial Dev Auth Rev 5.00%, 01/01/2029	208,446
200,000	Port St. Lucie, FL, Special Assessment 4.00%, 07/01/2027	203,166

The accompanying notes are an integral part of these financial statements.
152

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Florida - 2.8% - (continued)
$ 200,000	Seminole County, FL, Industrial Dev Auth Rev 3.75%, 11/15/2025	$ 185,320
70,000	Volusia County, FL, Educational Facs Auth Rev 4.00%, 10/15/2035	63,551
		2,683,930
	Georgia - 3.2%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(4)	92,326
	Burke County, GA, Dev Auth Rev
280,000	1.50%, 01/01/2040(4)	258,512
165,000	2.25%, 10/01/2032(4)	163,027
125,000	3.00%, 11/01/2045(4)	124,584
15,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	14,722
	Main Street Natural Gas, Inc., GA, Rev
170,000	5.00%, 05/15/2032	171,208
315,000	5.50%, 09/15/2028	330,177
	Municipal Electric Auth, GA, Rev
135,000	5.00%, 01/01/2024	136,931
100,000	5.00%, 01/01/2028	102,958
235,000	5.00%, 01/01/2033	240,701
1,000,000	5.00%, 01/01/2035	1,010,325
350,000	5.00%, 07/01/2052	327,226
85,000	5.00%, 01/01/2056	79,228
		3,051,925
	Idaho - 0.5%
500,000	Idaho Housing & Finance Association Rev 4.00%, 07/15/2036	468,431
	Illinois - 11.1%
65,000	Champaign County, IL, Community Unit School Dist No. 4 Champaign, GO 0.00%, 01/01/2025(2)	59,625
100,000	Chicago, IL, Board of Education Rev 5.75%, 04/01/2035	102,643
	Chicago, IL, Board of Education, GO
215,000	4.00%, 12/01/2047	158,769
150,000	5.00%, 12/01/2027	148,218
500,000	5.00%, 12/01/2041	447,799
200,000	5.00%, 12/01/2046	173,740
200,000	5.25%, 12/01/2023	201,476
140,000	5.25%, 12/01/2039	129,503
	Chicago, IL, Metropolitan Water Reclamation Dist, GO
235,000	5.00%, 12/01/2025	245,314
275,000	5.25%, 12/01/2032	309,035
	Chicago, IL, Transit Auth Rev, (AGM-CR Insured)
100,000	5.00%, 12/01/2044	101,710
175,000	5.00%, 12/01/2045	167,206
250,000	5.00%, 12/01/2046	237,533
250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	250,728
865,000	City of Granite, IL, Rev 1.25%, 05/01/2027(4)	740,206
	Cook County, IL, Community High School Dist No. 212 Leyden Rev, (BAM Insured)
105,000	5.00%, 12/01/2027	108,520
170,000	5.00%, 12/01/2030	175,112
185,000	County of Cook, IL, GO 5.00%, 11/15/2031	194,827
225,000	County of Cook, IL, Sales Tax Rev 5.00%, 11/15/2029	241,006
	Illinois State Finance Auth Rev
150,000	5.00%, 11/15/2030	153,283
115,000	5.00%, 08/15/2033	120,101
245,000	5.00%, 08/15/2035	245,130
150,000	5.00%, 10/01/2041	150,932
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Illinois - 11.1% - (continued)
$ 230,000	5.00%, 05/15/2050(4)	$ 234,024
	Illinois State Toll Highway Auth, Taxable Rev
300,000	5.00%, 01/01/2030	325,864
100,000	5.00%, 01/01/2031	107,552
150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	150,919
	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured)
85,000	5.00%, 12/01/2025	88,554
130,000	5.00%, 12/01/2026	136,789
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist, GO 5.00%, 01/01/2023	100,306
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
515,000	5.00%, 02/01/2025	532,427
545,000	5.00%, 02/01/2025	562,248
	Metropolitan Pier & Exposition Auth, IL, Rev
105,000	0.00%, 12/15/2042(2)(5)	53,135
200,000	5.00%, 12/15/2045	185,082
80,000	Regional Transportation, IL, Auth Rev 5.00%, 06/01/2026	82,166
	Sales Tax Securitization Corp., IL, Rev
150,000	5.00%, 01/01/2029	154,880
1,000,000	5.00%, 01/01/2037	1,010,953
	State of Illinois, GO
400,000	5.00%, 11/01/2026	402,732
50,000	5.00%, 02/01/2027	50,319
150,000	5.00%, 11/01/2028	150,197
355,000	5.00%, 03/01/2029	355,395
250,000	5.00%, 05/01/2029	250,064
330,000	5.00%, 10/01/2031	328,414
315,000	5.00%, 12/01/2034	306,624
215,000	5.00%, 03/01/2046	195,728
90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	90,531
		10,717,319
	Indiana - 0.6%
81,328	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	70,506
	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
305,000	3.00%, 07/01/2052	282,112
210,000	3.25%, 07/01/2049	202,599
		555,217
	Kentucky - 0.2%
225,000	Kentucky Bond Dev Corp. Rev 5.00%, 09/01/2035	234,948
	Louisiana - 0.9%
325,000	East Baton Rouge, LA, Sewerage Commission Rev 1.30%, 02/01/2041(4)	265,479
	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev
100,000	5.75%, 11/15/2030	96,753
100,000	6.00%, 11/15/2030	98,313
	Louisiana State Public Facs Auth Rev
100,000	5.00%, 05/15/2035	101,067
100,000	5.00%, 05/15/2047	97,826
185,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2026	193,599
		853,037
	Maine - 0.4%
465,000	Maine Health & Higher Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2046	396,851

The accompanying notes are an integral part of these financial statements.
153

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Maryland - 1.3%
$ 485,000	Maryland Community Dev Administration Rev 3.00%, 09/01/2051	$ 453,896
810,000	Maryland Stadium Auth Rev, (ST Intercept Insured) 5.00%, 05/01/2050	802,115
		1,256,011
	Massachusetts - 5.9%
	Massachusetts Educational Financing Auth Rev
880,000	5.00%, 07/01/2024	896,098
500,000	5.00%, 01/01/2025	509,938
	Massachusetts Housing Finance Agency Rev
145,000	3.00%, 12/01/2050	137,105
330,000	3.15%, 06/01/2023	328,830
300,000	3.30%, 06/01/2024	296,820
	Massachusetts State Dev Finance Agency Rev
235,000	2.84%, 07/01/2049(1)(3)	232,541
1,500,000	4.00%, 07/15/2036	1,474,783
105,000	5.00%, 07/01/2034	105,383
1,000,000	5.00%, 07/01/2035	1,001,498
150,000	5.00%, 07/01/2037	147,598
150,000	5.00%, 07/01/2044	138,386
100,000	5.00%, 10/01/2047(1)	100,731
150,000	5.00%, 07/01/2048	145,385
200,000	Massachusetts State, Port Auth Rev 4.00%, 07/01/2046	166,637
		5,681,733
	Michigan - 1.6%
150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	152,644
250,000	Lansing, MI, School Dist, GO, (Q-SBLF Insured) 5.00%, 05/01/2037	264,380
	Michigan Finance Auth Rev
165,000	5.00%, 11/01/2034	174,412
100,000	5.00%, 07/01/2035	101,394
100,000	5.00%, 05/15/2038	100,662
90,000	Michigan State Hospital Finance Auth Rev 5.00%, 11/15/2047	88,148
300,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	325,420
255,000	Richmond, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2030	278,189
50,000	State of Michigan Rev 5.00%, 03/15/2027	53,271
		1,538,520
	Minnesota - 3.5%
	Duluth, MN, Independent School Dist No. 709, (SD CRED PROG Insured)
20,000	4.00%, 02/01/2027	19,967
250,000	5.00%, 02/01/2024	254,732
77,332	Freddie Mac Multifamily Certificates, MN, Rev 2.54%, 06/25/2037	62,739
100,000	Minneapolis-St. Paul, MN, Metropolitan Airports Commission Rev 5.00%, 01/01/2031	101,489
1,000,000	Minnesota Higher Education Facs Auth Rev 4.00%, 10/01/2046	860,855
	Minnesota Housing Finance Agency Rev
925,000	3.00%, 01/01/2051	875,698
1,020,000	3.00%, 07/01/2052	956,620
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SD CRED PROG Insured) 4.00%, 02/01/2029	200,292
		3,332,392
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Mississippi - 0.7%
$ 80,000	Mississippi Home Corp. Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 12/01/2050	$ 75,707
	State of Mississippi Gaming Tax Rev
175,000	5.00%, 10/15/2026	183,297
400,000	5.00%, 10/15/2037	412,941
		671,945
	Missouri - 2.0%
250,000	Bi-State Dev Agency of the Missouri-Illinois Metropolitan Dist Rev 4.00%, 10/01/2036	242,507
	Kirkwood, MO, Industrial Dev Auth Retirement Community Rev
100,000	5.25%, 05/15/2032	90,620
100,000	5.25%, 05/15/2050	78,555
320,000	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured) 3.25%, 11/01/2052	302,610
	St. Louis County, MO, Industrial Dev Auth Rev
750,000	4.00%, 12/15/2046	525,274
200,000	5.00%, 09/01/2023	199,552
550,000	State of Missouri, Health & Educational Facs Auth Rev 4.00%, 07/01/2035	513,910
		1,953,028
	Montana - 0.2%
85,000	Montana Board of Housing Rev, (FHA HUD VA Insured) 4.25%, 12/01/2045	84,192
150,000	Montana Facs Finance Auth Rev 5.00%, 02/15/2033	151,384
		235,576
	Nebraska - 1.4%
300,000	Central Plains, NE, Energy Project Rev 5.00%, 09/01/2025	303,689
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
420,000	3.00%, 09/01/2045	395,410
425,000	3.00%, 03/01/2052	393,467
300,000	Washington County, NE, Rev 0.90%, 09/01/2030(4)	277,301
		1,369,867
	Nevada - 0.9%
100,000	City of North Las Vegas, NV, Special Assessment 3.50%, 06/01/2023	99,228
150,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	155,823
25,000	City of Sparks, NV, Rev 2.50%, 06/15/2024(1)	23,966
	Clark County, NV, School Dist, GO, (AGM Insured)
250,000	4.00%, 06/15/2036	242,317
225,000	5.00%, 06/15/2028	237,729
100,000	5.00%, 06/15/2029	106,251
		865,314
	New Hampshire - 0.8%
1,000,000	New Hampshire Business Finance Auth Rev 4.00%, 01/01/2051	744,926
70,000	New Hampshire Health and Education Facs Auth Rev 5.00%, 08/01/2059	65,182
		810,108
	New Jersey - 1.6%
175,000	New Jersey Economic Dev Auth Rev, 5.00%, 06/15/2023	176,410
40,000	New Jersey Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2050	33,909

The accompanying notes are an integral part of these financial statements.
154

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	New Jersey - 1.6% - (continued)
	New Jersey Transportation Trust Fund Auth Rev
$ 65,000	5.00%, 12/15/2023	$ 65,904
70,000	5.00%, 12/15/2024	71,523
570,000	5.00%, 06/15/2031	590,384
350,000	New Jersey Turnpike Auth Rev, (AGM Insured) 5.25%, 01/01/2026	367,717
230,000	State of New Jersey, GO 5.00%, 06/01/2025	238,690
		1,544,537
	New Mexico - 0.5%
205,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2039	174,484
290,000	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 01/01/2049	285,006
		459,490
	New York - 9.0%
330,000	Brookhaven, NY, Local Dev Corp. Rev 1.63%, 11/01/2025	301,504
	City of New York, NY, GO
130,000	4.00%, 03/01/2038	118,811
125,000	5.00%, 03/01/2039	129,930
60,000	Huntington, NY, Local Dev Corp. Rev 3.00%, 07/01/2025	57,269
500,000	Long Island, NY, Power Auth Rev 0.85%, 09/01/2050(4)	446,100
	Metropolitan Transportation Auth, NY, Rev
200,000	5.00%, 11/15/2033	199,056
500,000	5.00%, 11/15/2034(4)	504,474
300,000	5.00%, 11/15/2036	308,820
500,000	5.00%, 11/15/2045	463,724
400,000	5.00%, 11/15/2052	359,018
100,000	5.25%, 11/15/2027	106,111
100,000	5.25%, 11/15/2036	103,482
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
125,000	4.00%, 05/01/2035	118,869
140,000	4.00%, 11/01/2035	132,738
215,000	4.00%, 05/01/2040	194,301
265,000	5.00%, 11/01/2033	284,735
	New York State Dormitory Auth Rev
1,000,000	3.00%, 03/15/2041	733,049
450,000	4.00%, 02/15/2037	419,855
150,000	5.00%, 03/15/2031	155,419
800,000	5.00%, 05/01/2037	810,485
500,000	New York State Urban Dev Corp. Rev 5.00%, 03/15/2032	541,091
	State of New York Mortgage Agency Rev
300,000	3.25%, 10/01/2024	296,091
300,000	3.25%, 04/01/2025	295,047
680,000	3.25%, 10/01/2050	650,381
160,000	3.50%, 10/01/2032	153,697
	Syracuse, NY, Industrial Dev Agency Rev
110,000	5.00%, 01/01/2031	85,987
50,000	5.00%, 01/01/2033	37,046
355,000	Triborough Bridge & Tunnel Auth, NY, Rev 0.00%, 11/15/2036(2)	178,439
525,000	Westchester County, NY, Local Dev Rev 2.88%, 07/01/2026(1)	499,071
		8,684,600
	North Carolina - 0.8%
	North Carolina Medical Care Commission Retirement Facs Rev
100,000	2.88%, 10/01/2026	92,763
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	North Carolina - 0.8% - (continued)
$ 175,000	4.00%, 09/01/2033	$ 155,758
185,000	4.00%, 09/01/2034	162,858
250,000	5.00%, 01/01/2031	231,893
30,000	5.00%, 01/01/2039	25,670
120,000	5.00%, 01/01/2044	111,129
		780,071
	Ohio - 3.0%
60,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2035	62,044
200,000	American Municipal Power, Inc., OH, Rev 4.00%, 02/15/2036	181,287
150,000	Cleveland, OH, Department of Public Utilities Rev, (AGM Insured) 5.00%, 11/15/2030	160,515
415,000	Ohio Air Quality Dev Auth Rev 4.00%, 09/01/2030(4)	404,644
355,000	Ohio Higher Educational Facility Commission Rev 5.00%, 07/01/2035(6)	358,581
1,025,000	Ohio Turnpike & Infrastructure Commission Rev 5.00%, 02/15/2039(6)	1,094,875
500,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(1)	435,216
140,000	State of Ohio, GO 5.00%, 06/15/2036	149,327
		2,846,489
	Oklahoma - 0.4%
	Oklahoma Dev Finance Auth Rev
340,000	1.63%, 07/06/2023	331,795
35,000	5.25%, 08/15/2048	28,012
35,000	5.50%, 08/15/2057	28,057
		387,864
	Oregon - 0.8%
55,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	57,772
480,000	Columbia County, OR, School Dist No. 502, GO, (School Board Guaranty Insured) 0.00%, 06/15/2050(2)	107,373
1,000,000	Lane County, OR, School Dist No. 52 Bethel, GO, (School Board Guaranty Insured) 0.00%, 06/15/2041(2)	386,404
40,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Board Guaranty Insured) 0.00%, 06/15/2037(2)	19,915
35,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(2)	16,535
55,000	Salem, OR, Hospital Facs Auth, Rev 5.00%, 05/15/2025	54,779
65,000	State of Oregon Housing & Community Services Department Rev 4.50%, 01/01/2049	64,817
210,000	Umatilla County, OR, School Dist No. 8R Hermiston, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(2)	98,155
		805,750
	Pennsylvania - 3.0%
300,000	City of Philadelphia, PA, GO 5.00%, 02/01/2039	307,492
260,000	City of Philadelphia, PA, Hospital & Higher Education Facs Auth Rev, (AGM Insured) 5.00%, 07/01/2036	265,163
160,000	City of Philadelphia, PA, Redev Auth Rev 5.00%, 04/15/2025	165,045
155,000	City of Pittsburgh, PA, GO 4.00%, 09/01/2040	142,876
90,000	Harrisburg, PA, School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 11/15/2026	95,211

The accompanying notes are an integral part of these financial statements.
155

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Pennsylvania - 3.0% - (continued)
	Lancaster County, PA, Hospital Auth Rev
$ 400,000	5.00%, 07/01/2032	$ 369,295
100,000	5.13%, 07/01/2037	90,002
215,000	Lancaster County, PA, Industrial Dev Auth Rev 4.00%, 07/01/2051	154,874
100,000	Montgomery County, PA, Industrial Dev Auth Rev 5.00%, 12/01/2025	101,823
120,000	Pennsylvania Housing Finance Agency Rev 4.75%, 04/01/2033	119,512
	Pennsylvania Turnpike Commission Rev
90,000	5.00%, 12/01/2031	94,023
145,000	5.00%, 12/01/2037	145,217
	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured)
250,000	4.00%, 09/01/2036	228,057
560,000	5.00%, 09/01/2025	578,302
50,000	Pittsburgh, PA, Water & Sewer Auth Rev, (AGM Insured) 5.00%, 09/01/2033	53,129
		2,910,021
	Puerto Rico - 0.5%
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
400,000	4.33%, 07/01/2040	335,481
175,000	5.00%, 07/01/2058	150,061
		485,542
	Rhode Island - 1.1%
340,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2030	369,097
80,000	Rhode Island Health & Educational Building Corp. Rev, (AGM Municipal Government Insured) 5.00%, 05/15/2028	85,729
	Rhode Island Student Loan Auth Rev
110,000	5.00%, 12/01/2027	114,913
460,000	5.00%, 12/01/2028	482,367
		1,052,106
	South Carolina - 1.5%
365,000	Piedmont, SC, Municipal Power Agency Rev 5.00%, 01/01/2024	370,012
	South Carolina Jobs-Economic Dev Auth Rev
150,000	5.00%, 05/01/2028	156,534
575,000	5.00%, 10/01/2035	594,972
	South Carolina State Public Service Auth Rev
200,000	4.00%, 12/01/2035	180,727
200,000	4.00%, 12/01/2038	175,902
		1,478,147
	South Dakota - 0.9%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
715,000	3.00%, 11/01/2051	676,861
210,000	4.00%, 11/01/2049	206,187
		883,048
	Tennessee - 1.6%
300,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2039	298,142
885,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facs Board Rev 5.00%, 07/01/2031	915,067
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Tennessee - 1.6% - (continued)
$ 200,000	Tennessee Energy Acquisition Corp. Rev 5.25%, 09/01/2026	$ 202,146
85,000	Tennessee Housing Dev Agency Rev 3.50%, 01/01/2047	83,318
		1,498,673
	Texas - 9.2%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
150,000	4.00%, 08/15/2030	150,043
250,000	5.00%, 02/15/2027	262,406
625,000	5.00%, 08/15/2037	660,821
100,000	Austin, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/01/2033	100,254
	Central Texas Regional Mobility Auth Rev
315,000	4.00%, 01/01/2036	286,373
600,000	4.00%, 01/01/2040	521,297
250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	250,765
1,500,000	City of Austin, TX, Airport System Rev. 5.00%, 11/15/2039	1,472,224
165,000	City of San Antonio, TX, Electric & Gas Systems Rev 1.75%, 02/01/2049(4)	148,102
320,000	Clear Creek, TX, Independent School Dist, GO, (PSF-GTD Insured) 0.28%, 02/15/2038(4)	297,294
1,250,000	Dallas-Fort Worth, TX, International Airport Rev 4.00%, 11/01/2045	1,086,846
150,000	El Paso, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 08/15/2027	158,690
400,000	Harris County - Houston, TX, Sports Auth Rev 5.00%, 11/15/2033	404,221
110,000	Harris County, TX, Toll Road Auth Rev 5.00%, 08/15/2031	117,313
240,000	Hidalgo County, TX, Regional Mobility Auth Rev 5.00%, 12/01/2031	243,783
290,000	Keller, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2037	272,389
75,000	Kerrville, TX, Health Facs Dev Corp. Rev 5.00%, 08/15/2023	75,688
150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	151,881
	New Hope, TX, Cultural Education Facs Finance Corp. Rev
180,000	4.00%, 11/01/2055	129,129
100,000	5.00%, 11/01/2031	90,390
	North Texas Tollway Auth Rev
1,000,000	4.13%, 01/01/2040	925,959
130,000	5.00%, 01/01/2031	139,150
250,000	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2034	247,875
180,000	State of Texas, GO 4.00%, 08/01/2031	181,141
250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	257,258
60,000	Texas Transportation Commission Rev 0.00%, 08/01/2038(2)	23,582
200,000	Wylie, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 08/15/2036	190,162
		8,845,036
	Utah - 0.3%
175,000	Salt Lake County, UT, Hospital Rev, (AMBAC Insured) 5.13%, 02/15/2033	180,429
110,000	State of Utah, GO 3.00%, 07/01/2034	97,355
		277,784

The accompanying notes are an integral part of these financial statements.
156

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 97.1% - (continued)
	Vermont - 0.9%
$ 875,000	Vermont Student Assistance Corp. Rev 5.00%, 06/15/2030	$ 879,774
	Virginia - 1.7%
65,000	Arlington County, VA, Industrial Dev Auth Rev 5.00%, 07/01/2030	68,968
375,000	Henrico County, VA, Economic Dev Auth Rev 5.00%, 10/01/2047	368,325
	Virginia Small Business Financing Auth Rev
635,000	4.00%, 07/01/2031	593,421
500,000	4.00%, 01/01/2039	429,760
170,000	5.00%, 12/31/2047	163,013
		1,623,487
	Washington - 1.1%
140,000	Port of Seattle, WA, Rev 5.00%, 05/01/2028	145,679
	Washington State Health Care Facs Auth Rev
135,000	5.00%, 01/01/2026	140,846
500,000	5.00%, 09/01/2040	494,689
145,000	5.38%, 01/01/2040	145,490
150,000	Washington State Housing Finance Commission Rev 5.00%, 01/01/2039(1)	124,784
		1,051,488
	Wisconsin - 3.0%
	Public Finance Auth, WI, Rev
415,000	4.00%, 10/01/2046(4)	403,850
500,000	4.00%, 07/01/2059	386,695
300,000	5.00%, 07/01/2035	300,522
100,000	5.00%, 07/01/2037	99,109
200,000	5.00%, 10/01/2043(1)	165,549
95,000	5.00%, 10/01/2044	90,476
150,000	5.00%, 07/01/2048	148,951
100,000	Wisconsin Center Dist, Rev, (AGM Insured) 0.00%, 12/15/2029(2)	73,867
	Wisconsin Health & Educational Facs Auth Rev
435,000	2.42%, 08/15/2054(3)	420,324
335,000	4.00%, 01/01/2037	272,482
255,000	4.00%, 08/15/2046	199,185
155,000	5.00%, 11/01/2024	153,064
45,000	5.00%, 11/01/2025	44,059
160,000	Wisconsin Housing & Economic Dev Auth Rev 0.50%, 11/01/2050(4)	146,429
		2,904,562
	Total Municipal Bonds (cost $107,030,804)	$ 93,638,915
U.S. GOVERNMENT AGENCIES - 0.5%
	Mortgage-Backed Agencies - 0.5%
	FHLMC - 0.5%
576,549	3.15%, 10/15/2036	$ 481,053
	Total U.S. Government Agencies (cost $587,675)	$ 481,053
	Total Long-Term Investments (cost $107,618,479)	$ 94,119,968
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
$ 1,809,262	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $1,809,413; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $1,845,516		$ 1,809,262
	Total Short-Term Investments (cost $1,809,262)		$ 1,809,262
	Total Investments (cost $109,427,741)	99.5%	$ 95,929,230
	Other Assets and Liabilities	0.5%	461,209
	Total Net Assets	100.0%	$ 96,390,439
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $1,730,455, representing 1.8% of net assets.
(2)	Security is a zero-coupon bond.
(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,642,057 at October 31, 2022.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
157

Hartford Sustainable Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 93,638,915	$ —	$ 93,638,915	$ —
U.S. Government Agencies	481,053	—	481,053	—
Short-Term Investments	1,809,262	—	1,809,262	—
Total	$ 95,929,230	$ —	$ 95,929,230	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
158

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8%
	Asset-Backed - Automobile - 1.5%
$ 360,000	American Credit Acceptance Receivables Trust 4.55%, 10/13/2026(1)	$ 349,935
2,320,000	AmeriCredit Automobile Receivables Trust 2.58%, 09/18/2025	2,230,600
6,430,000	Carvana Auto Receivables Trust 4.13%, 04/12/2027	6,286,693
2,295,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	2,155,441
1,980,656	Drive Auto Receivables Trust 2.70%, 02/16/2027	1,942,631
	Exeter Automobile Receivables Trust
4,249,583	2.58%, 09/15/2025(1)	4,165,463
2,430,000	4.57%, 01/15/2027	2,370,803
3,303,000	Flagship Credit Auto Trust 4.69%, 07/17/2028(1)	3,193,377
1,330,000	Ford Credit Auto Owner Trust 3.61%, 01/15/2030(1)	1,309,641
600,000	GLS Auto Receivables Issuer Trust 4.92%, 01/15/2027(1)	584,876
2,505,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	2,431,403
	Santander Drive Auto Receivables Trust
865,000	1.48%, 01/15/2027	822,662
4,940,000	4.42%, 11/15/2027	4,750,314
1,560,000	4.43%, 03/15/2027	1,508,765
1,080,000	4.72%, 06/15/2027	1,058,957
385,000	Toyota Auto Loan Extended Note Trust 2.56%, 11/25/2031(1)	367,092
	Westlake Automobile Receivables Trust
2,430,000	1.65%, 02/17/2026(1)	2,260,646
2,984,066	2.72%, 11/15/2024(1)	2,959,580
3,720,000	4.31%, 09/15/2027(1)	3,581,937
		44,330,816
	Asset-Backed - Credit Card - 0.1%
3,160,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	2,984,676
	Asset-Backed - Finance & Insurance - 5.7%
5,207,139	Atrium XII 5.15%, 04/22/2027, 3 mo. USD LIBOR + 0.830%(1)(2)	5,122,971
8,230,000	Bain Capital Credit CLO Ltd. 5.54%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	7,883,994
1,836,866	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	1,743,882
1,672,697	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(3)	1,608,134
	BlueMountain CLO Ltd.
5,235,000	5.34%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	5,008,482
10,110,000	5.38%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	9,692,245
4,355,000	Buckhorn Park CLO Ltd. 5.31%, 07/18/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	4,180,608
	Carlyle U.S. CLO Ltd.
2,735,000	5.14%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(2)	2,604,669
7,230,000	5.26%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	7,037,183
4,140,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	3,967,573
6,230,000	Dryden CLO Ltd. 5.10%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	6,111,923
	First Franklin Mortgage Loan Trust
878,589	3.90%, 09/25/2036, 1 mo. USD LIBOR + 0.310%(2)	791,566
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Asset-Backed - Finance & Insurance - 5.7% - (continued)
$ 2,250,478	4.07%, 04/25/2036, 1 mo. USD LIBOR + 0.240%(2)	$ 2,007,885
2,390,944	JFIN CLO Ltd. 5.32%, 04/24/2029, 3 mo. USD LIBOR + 1.000%(1)(2)	2,353,954
	Madison Park Funding Ltd.
8,925,000	5.20%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	8,569,473
5,030,000	5.34%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	4,875,141
4,415,000	MF1 Multifamily Housing Mortgage 4.64%, 02/19/2037, 3 mo USD SOFR + 1.750%(1)(2)	4,076,506
816,679	OZLM Ltd. 5.09%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(2)	803,903
7,216,576	Pretium Mortgage Credit Partners LLC 2.98%, 01/25/2052(1)(4)	6,444,332
	Progress Residential Trust
5,397,112	1.51%, 10/17/2038(1)	4,514,680
1,441,176	4.45%, 06/17/2039(1)	1,349,055
7,365,000	Regatta Funding Ltd. 5.40%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	7,054,035
8,425,000	RR LLC 5.23%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	8,084,445
7,545,000	RR Ltd. 5.19%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	7,237,051
8,270,000	Sound Point CLO Ltd. 5.43%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	7,863,960
	Symphony CLO Ltd.
149,310	4.96%, 07/14/2026, 3 mo. USD LIBOR + 0.950%(1)(2)	148,701
9,400,000	5.21%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(2)	8,954,092
8,315,000	Thompson Park CLO Ltd. 5.08%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(2)	7,962,510
	Venture CLO Ltd.
8,270,000	5.21%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	7,847,006
3,160,000	5.32%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	3,038,754
5,995,711	Voya CLO Ltd. 5.09%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	5,899,042
6,545,000	Wellfleet CLO Ltd. 5.41%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	6,270,261
		161,108,016
	Asset-Backed - Home Equity - 0.2%
	GSAA Home Equity Trust
18,086	3.73%, 12/25/2046, 1 mo. USD LIBOR + 0.140%(2)	5,507
2,348,866	3.75%, 02/25/2037, 1 mo. USD LIBOR + 0.160%(2)	763,504
774,948	3.77%, 12/25/2036, 1 mo. USD LIBOR + 0.180%(2)	219,512
1,108,434	3.95%, 11/25/2036, 1 mo. USD LIBOR + 0.360%(2)	289,097
1,130,618	5.98%, 06/25/2036(3)	304,118
26,691	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 3.89%, 06/25/2036, 1 mo. USD LIBOR + 0.300%(2)	23,193
	Morgan Stanley Mortgage Loan Trust
405,970	3.68%, 05/25/2036(3)	193,120
1,098,155	3.93%, 11/25/2036, 1 mo. USD LIBOR + 0.340%(2)	349,035
486,737	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(4)	153,785

The accompanying notes are an integral part of these financial statements.
159

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Asset-Backed - Home Equity - 0.2% - (continued)
	Soundview Home Loan Trust
$ 1,903,221	3.77%, 07/25/2037, 1 mo. USD LIBOR + 0.180%(2)	$ 1,696,000
830,000	4.07%, 07/25/2036, 1 mo. USD LIBOR + 0.480%(2)	721,211
927,614	4.09%, 11/25/2036, 1 mo. USD LIBOR + 0.500%(2)	861,289
		5,579,371
	Commercial Mortgage-Backed Securities - 4.4%
3,215,000	1211 Avenue of the Americas Trust 3.90%, 08/10/2035(1)	2,970,854
3,475,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	3,157,578
1,630,000	Barclays Commercial Mortgage Trust 4.60%, 06/15/2055(3)	1,501,086
	BBCMS Mortgage Trust
6,535,000	0.99%, 04/15/2053(3)(5)	386,764
20,193,821	1.44%, 02/15/2050(3)(5)	985,572
7,661,000	4.39%, 08/15/2036, 1 mo. USD LIBOR + 0.850%(1)(2)	7,469,158
2,660,000	4.97%, 12/15/2051(3)	2,251,249
	Benchmark Mortgage Trust
11,558,713	0.51%, 07/15/2051(3)(5)	201,392
51,853,744	0.59%, 04/10/2051(3)(5)	1,118,869
32,932,100	0.64%, 01/15/2052(3)(5)	893,217
8,215,661	1.03%, 08/15/2052(3)(5)	348,475
22,982,863	1.22%, 03/15/2062(3)(5)	1,212,332
14,213,275	1.52%, 01/15/2054(3)(5)	1,252,848
6,963,959	1.79%, 07/15/2053(3)(5)	556,681
3,000,000	3.04%, 08/15/2052	2,690,609
7,600,000	4.02%, 03/15/2052	6,896,123
3,770,000	BPR Trust 6.61%, 08/15/2024, 1 mo. USD SOFR + 3.232%(1)(2)	3,713,427
4,011,312	BX Commercial Mortgage Trust 4.33%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	3,930,912
3,895,000	BX Trust 5.83%, 08/15/2039, 1 mo. USD SOFR + 2.451%(1)(2)	3,882,893
2,535,000	CAMB Commercial Mortgage Trust 5.96%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	2,361,491
2,495,944	Cantor Commercial Real Estate 1.13%, 05/15/2052(3)(5)	121,783
3,596,618	CD Mortgage Trust 2.46%, 08/10/2049	3,233,858
	Citigroup Commercial Mortgage Trust
9,460,342	0.91%, 07/10/2047(3)(5)	115,906
12,121,383	1.02%, 04/10/2048(3)(5)	235,255
415,000	4.59%, 03/10/2047(1)(3)	376,486
1,284,201	Citigroup Mortgage Loan Trust 6.23%, 11/25/2070(1)(4)	1,220,869
	Commercial Mortgage Trust
2,567,671	0.64%, 08/10/2046(3)(5)	7,455
50,246	2.77%, 12/10/2045	50,174
1,291,000	2.82%, 01/10/2039(1)	1,110,644
119,794	2.85%, 10/15/2045	119,491
24,567	2.94%, 01/10/2046	24,502
537,326	3.10%, 03/10/2046	534,633
3,895,000	3.18%, 02/10/2048	3,677,244
588,072	3.21%, 03/10/2046	583,442
6,044	3.33%, 06/10/2046	5,997
3,050,000	3.42%, 03/10/2031(1)	3,043,376
905,000	3.61%, 06/10/2046(3)	896,184
1,320,000	3.90%, 01/10/2039(1)(3)	1,097,146
420,000	4.07%, 02/10/2047(3)	410,745
660,000	4.21%, 08/10/2046(3)	653,321
354,679	4.21%, 08/10/2046	349,443
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Commercial Mortgage-Backed Securities - 4.4% - (continued)
$ 543,539	4.27%, 07/10/2045(3)	$ 538,960
1,407,721	4.75%, 10/15/2045(1)(3)	531,415
3,120,000	CPT Mortgage Trust 2.87%, 11/13/2039(1)	2,474,514
16,490	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	16,173
	CSAIL Commercial Mortgage Trust
23,828,066	0.72%, 06/15/2057(3)(5)	322,403
1,279,978	0.82%, 04/15/2050(3)(5)	16,447
3,620,038	0.91%, 11/15/2048(3)(5)	75,326
6,471,436	1.86%, 01/15/2049(3)(5)	314,160
	DBJPM Mortgage Trust
5,689,874	1.71%, 09/15/2053(3)(5)	405,365
3,600,000	2.89%, 08/10/2049	3,236,844
1,854,512	FirstKey Homes Trust 4.15%, 05/17/2039(1)	1,727,352
	FREMF Mortgage Trust
440,000	3.73%, 10/25/2049(1)(3)	396,873
350,000	3.79%, 02/25/2050(1)(3)	333,555
230,000	3.84%, 10/25/2049(1)(3)	209,239
1,610,000	3.98%, 04/25/2051(1)(3)	1,453,385
	GS Mortgage Securities Trust
20,732,704	0.06%, 07/10/2046(3)(5)	3,039
458,330	0.09%, 08/10/2044(1)(3)(5)	5
2,010,000	2.95%, 11/05/2034(1)	1,865,003
3,980,000	3.04%, 07/10/2052	3,579,166
825,000	4.07%, 01/10/2047	805,711
600,000	4.11%, 08/15/2036, 1 mo. USD SOFR + 0.731%(1)(2)	588,766
2,845,000	4.11%, 07/10/2051(3)	2,707,561
1,310,000	5.00%, 04/10/2047(1)(3)	964,477
	JP Morgan Chase Commercial Mortgage Securities Trust
991,762	2.73%, 10/15/2045(1)(3)	774,764
1,770,000	2.81%, 01/16/2037(1)	1,598,430
6,932	2.84%, 12/15/2047	6,917
730,000	4.32%, 12/15/2047(1)(3)	604,622
	JPMBB Commercial Mortgage Securities Trust
2,443,797	0.58%, 05/15/2048(3)(5)	28,016
8,783,300	0.60%, 09/15/2047(3)(5)	71,952
148,623	3.36%, 07/15/2045	146,536
8,715,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	8,028,193
1,307,350	Life Mortgage Trust 4.81%, 03/15/2038, 1 mo. USD LIBOR + 1.400%(1)(2)	1,212,567
	Morgan Stanley Bank of America Merrill Lynch Trust
5,732,739	0.95%, 12/15/2047(3)(5)	80,929
3,532,478	0.98%, 10/15/2048(3)(5)	62,456
310,905	2.92%, 02/15/2046	309,953
518,689	3.13%, 12/15/2048	517,245
730,173	4.26%, 10/15/2046(3)	719,859
	Morgan Stanley Capital Trust
2,336,273	1.33%, 06/15/2050(3)(5)	90,694
885,000	5.08%, 07/15/2049(1)(3)	447,928
37,927	5.28%, 10/12/2052(1)(3)	16,688
1,187,000	Natixis Commercial Mortgage Securities Trust 4.40%, 06/17/2038(1)	1,058,638
5,770,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	5,262,436
4,078,692	UBS Commercial Mortgage Trust 1.09%, 08/15/2050(3)(5)	156,992
	Wells Fargo Commercial Mortgage Trust
16,590,990	0.88%, 09/15/2057(3)(5)	343,148
8,896,422	1.07%, 05/15/2048(3)(5)	170,439
10,000	3.17%, 02/15/2048	9,433
255,000	4.15%, 05/15/2048(3)	219,063

The accompanying notes are an integral part of these financial statements.
160

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Commercial Mortgage-Backed Securities - 4.4% - (continued)
$ 13,193	Wells Fargo Mortgage Backed Securities Trust 3.94%, 11/25/2048(1)(3)	$ 12,444
	Wells Fargo N.A.
20,602,697	0.60%, 11/15/2062(3)(5)	667,196
10,468,417	0.64%, 11/15/2062(3)(5)	370,521
18,081,202	0.69%, 12/15/2052(3)(5)	676,599
24,924,502	0.71%, 11/15/2050(3)(5)	706,348
19,503,639	0.81%, 09/15/2062(3)(5)	816,276
37,747,769	0.88%, 01/15/2063(3)(5)	1,764,425
21,173,726	0.89%, 05/15/2062(3)(5)	922,232
1,821,769	1.02%, 04/15/2052(3)(5)	89,771
37,610,225	1.78%, 03/15/2063(3)(5)	3,722,942
3,540,000	2.04%, 02/15/2054	2,691,689
	WF-RBS Commercial Mortgage Trust
1,224,997	1.24%, 03/15/2047(3)(5)	12,651
243,845	3.02%, 11/15/2047(1)	14,478
21,999	3.07%, 03/15/2045	21,920
350,000	3.35%, 05/15/2045	344,201
225,000	4.05%, 03/15/2047	219,706
1,070,000	4.15%, 08/15/2046(3)	1,054,620
345,000	5.00%, 06/15/2044(1)(3)	225,911
		124,487,051
	Other Asset-Backed Securities - 2.4%
548,756	Aaset Trust 3.35%, 01/16/2040(1)	442,772
	Affirm Asset Securitization Trust
830,164	1.90%, 01/15/2025(1)	804,245
309,448	3.46%, 10/15/2024(1)	306,316
1,730,000	Amur Equipment Finance Receivables XI LLC 5.30%, 06/21/2028(1)	1,706,444
1,280,000	Arbor Realty Commercial Real Estate Notes Ltd. 4.51%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	1,242,351
2,820,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	2,644,148
	CF Hippolyta Issuer LLC
718,552	1.98%, 03/15/2061(1)	608,020
1,290,682	1.99%, 07/15/2060(1)	1,053,037
1,915,000	Columbia Cent CLO 27 Ltd. 5.55%, 01/25/2035, 3 mo. USD LIBOR + 1.190%(1)(2)	1,827,111
	Domino's Pizza Master Issuer LLC
3,216,025	2.66%, 04/25/2051(1)	2,576,371
1,468,475	3.67%, 10/25/2049(1)	1,223,348
3,163,200	4.12%, 07/25/2048(1)	2,950,810
1,500,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	1,448,802
675,063	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	638,095
664,238	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	604,622
	Pretium Mortgage Credit Partners LLC
2,764,297	1.87%, 07/25/2051(1)(4)	2,449,021
5,589,830	1.99%, 02/25/2061(1)(4)	5,148,032
	Progress Residential Trust
1,775,000	3.20%, 04/17/2039(1)	1,595,401
4,940,000	4.44%, 05/17/2041(1)	4,523,749
2,310,000	4.75%, 10/27/2039(1)	2,197,637
479,636	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	359,528
4,164,837	Seasoned Credit Risk Transfer Trust 3.50%, 03/25/2058	3,730,868
1,895,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	1,658,324
5,155,000	Tricon Residential 4.85%, 07/17/2040(1)	4,859,407
816,862	Upstart Securitization Trust 0.83%, 07/20/2031(1)	791,368
4,593,411	VOLT XCIII LLC 1.89%, 02/27/2051(1)(4)	4,218,282
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Other Asset-Backed Securities - 2.4% - (continued)
$ 3,512,271	VOLT XCIV LLC 2.24%, 02/27/2051(1)(4)	$ 3,042,951
3,193,116	VOLT XCV LLC 2.24%, 03/27/2051(1)(4)	2,943,076
3,553,376	VOLT XCVII LLC 2.24%, 04/25/2051(1)(4)	3,200,920
	Wendy's Funding LLC
7,302,563	2.37%, 06/15/2051(1)	5,676,070
1,300,163	3.88%, 03/15/2048(1)	1,125,321
972,650	Wingstop Funding LLC 2.84%, 12/05/2050(1)	811,346
		68,407,793
	Whole Loan Collateral CMO - 9.5%
5,137,700	510 Asset Backed Trust 2.12%, 06/25/2061(1)(4)	4,502,649
47,685	Adjustable Rate Mortgage Trust 4.13%, 11/25/2035, 1 mo. USD LIBOR + 0.540%(2)	46,427
	Alternative Loan Trust
681,217	2.72%, 08/25/2035, 12 mo. USD MTA + 1.350%(2)	560,481
991,489	4.13%, 01/25/2036, 1 mo. USD LIBOR + 0.540%(2)	870,331
292,839	4.23%, 11/25/2035, 1 mo. USD LIBOR + 0.640%(2)	238,088
192,626	5.75%, 05/25/2036	86,994
169,207	6.00%, 05/25/2036	90,282
130,370	6.00%, 12/25/2036	56,154
	Angel Oak Mortgage Trust
2,247,376	0.91%, 01/25/2066(1)(3)	1,917,070
4,729,959	0.95%, 07/25/2066(1)(3)	4,101,901
1,783,142	0.99%, 04/25/2053(1)(3)	1,661,926
1,839,187	0.99%, 04/25/2066(1)(3)	1,671,896
3,814,122	1.07%, 05/25/2066(1)(3)	2,904,686
6,642,666	1.46%, 09/25/2066(1)(3)	5,188,956
642,096	1.47%, 06/25/2065(1)(3)	581,122
3,268,234	1.82%, 11/25/2066(1)(3)	2,607,802
1,277,994	2.53%, 01/26/2065(1)(3)	1,154,847
	Banc of America Funding Trust
280,292	4.09%, 05/20/2047, 1 mo. USD LIBOR + 0.600%(2)	247,370
1,001,915	5.77%, 05/25/2037(3)	831,606
39,408	6.35%, 01/25/2037(4)	33,439
	Bear Stearns Adjustable Rate Mortgage Trust
124,049	4.14%, 02/25/2036(3)	102,804
169,031	5.23%, 10/25/2035, 12 mo. USD CMT + 2.300%(2)	157,022
849,960	Bear Stearns Alt-A Trust 4.09%, 01/25/2036, 1 mo. USD LIBOR + 0.500%(2)	1,088,826
259,981	Bear Stearns Mortgage Funding Trust 3.77%, 10/25/2036, 1 mo. USD LIBOR + 0.180%(2)	213,424
2,230,597	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	1,881,228
	BRAVO Residential Funding Trust
1,369,311	0.94%, 02/25/2049(1)(3)	1,225,744
1,322,530	0.97%, 03/25/2060(1)(3)	1,232,577
1,176,864	Bunker Hill Loan Depositary Trust 1.72%, 02/25/2055(1)(3)	1,115,375
1,869,833	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	1,564,992
229,261	Chase Mortgage Finance Trust 3.04%, 12/25/2035(3)	209,399
	CHL Mortgage Pass-Through Trust
80,922	3.13%, 06/20/2035(3)	74,258
295,383	3.28%, 04/20/2036(3)	234,553
339,495	3.29%, 11/20/2035(3)	298,902

The accompanying notes are an integral part of these financial statements.
161

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
$ 447,282	3.58%, 09/25/2047(3)	$ 386,359
306,957	4.27%, 03/25/2035, 1 mo. USD LIBOR + 0.680%(2)	266,020
117,364	CIM Trust 3.00%, 04/25/2057(1)(3)	116,915
	COLT Mortgage Loan Trust
902,244	0.80%, 07/27/2054(1)	779,836
3,106,801	0.91%, 06/25/2066(1)(3)	2,437,173
7,610,057	2.28%, 12/27/2066(1)(3)	6,229,119
1,198,297	4.30%, 03/25/2067(1)(3)	1,098,116
	Connecticut Avenue Securities Trust
1,139,174	5.55%, 07/25/2042, 1 mo. USD SOFR + 2.550%(1)(2)	1,123,847
120,951	5.74%, 09/25/2031, 1 mo. USD LIBOR + 2.150%(1)(2)	120,638
782,391	5.74%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	743,272
149,998	5.89%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	149,804
459,615	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	339,702
	CSMC Trust
953,498	0.81%, 05/25/2065(1)(3)	866,259
2,203,331	0.83%, 03/25/2056(1)(3)	1,765,952
2,858,807	0.94%, 05/25/2066(1)(3)	2,124,790
3,892,050	1.18%, 02/25/2066(1)(3)	3,484,190
1,907,874	1.80%, 12/27/2060(1)(3)	1,733,840
3,478,903	1.84%, 10/25/2066(1)(3)	2,761,379
8,020,337	2.27%, 11/25/2066(1)(3)	6,546,711
1,303,850	3.25%, 04/25/2047(1)(3)	1,145,035
1,316,246	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(3)	1,088,253
73,351	DSLA Mortgage Loan Trust 4.20%, 01/19/2045, 1 mo. USD LIBOR + 0.720%(2)	56,903
	Ellington Financial Mortgage Trust
528,603	0.80%, 02/25/2066(1)(3)	412,881
1,247,995	0.93%, 06/25/2066(1)(3)	959,577
3,741,102	2.21%, 01/25/2067(1)(3)	3,145,698
	Fannie Mae Connecticut Avenue Securities
114,485	5.59%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	114,024
588,135	6.14%, 12/25/2030, 1 mo. USD LIBOR + 2.550%(2)	585,919
712,779	7.94%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	732,547
7,929,886	FirstKey Homes Trust 4.25%, 07/17/2039(1)	7,329,099
	GCAT Trust
2,560,491	0.87%, 01/25/2066(1)(3)	2,252,622
2,580,706	1.04%, 05/25/2066(1)(3)	2,241,260
4,660,536	1.09%, 08/25/2066(1)(3)	3,602,484
2,560,977	1.92%, 08/25/2066(1)(3)	2,108,069
	GMACM Mortgage Loan Trust
44,859	2.90%, 04/19/2036(3)	34,380
205,953	3.48%, 09/19/2035(3)	181,593
	GSR Mortgage Loan Trust
554,002	2.97%, 01/25/2036(3)	533,039
83,418	3.55%, 10/25/2035(3)	49,343
1,625,536	3.89%, 01/25/2037, 1 mo. USD LIBOR + 0.300%(2)	445,441
	HarborView Mortgage Loan Trust
441,884	3.67%, 01/19/2038, 1 mo. USD LIBOR + 0.190%(2)	381,635
830,276	3.72%, 12/19/2036, 1 mo. USD LIBOR + 0.240%(2)	748,686
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
$ 7,867,248	Imperial Fund Mortgage Trust 3.64%, 03/25/2067(1)(4)	$ 6,832,255
	IndyMac Index Mortgage Loan Trust
147,509	2.99%, 01/25/2036(3)	134,156
285,999	3.07%, 03/25/2036(3)	217,582
906,968	3.18%, 04/25/2037(3)	537,211
	JP Morgan Mortgage Trust
144,225	3.29%, 05/25/2036(3)	117,001
49,214	3.33%, 04/25/2037(3)	37,337
107,918	4.11%, 09/25/2035(3)	99,052
806,236	LCM L.P. 5.28%, 10/20/2027, 3 mo. USD LIBOR + 1.040%(1)(2)	797,911
	Legacy Mortgage Asset Trust
1,289,036	1.65%, 11/25/2060(1)(4)	1,186,381
1,856,969	1.75%, 04/25/2061(1)(4)	1,615,563
2,485,478	1.75%, 07/25/2061(1)(4)	2,258,171
3,163,382	6.25%, 11/25/2059(1)(4)	3,163,952
260,888	Lehman XS Trust 4.01%, 07/25/2046, 1 mo. USD LIBOR + 0.420%(2)	238,968
	LSTAR Securities Investment Ltd.
4,539,527	5.47%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(2)	4,053,485
3,057,540	5.57%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	2,778,913
1,725,583	6.63%, 05/01/2024, 1 mo. USD LIBOR + 2.500%(1)(2)	1,675,562
895,108	7.27%, 04/01/2024, 1 mo. USD LIBOR + 3.500%(1)(2)	879,870
1,547,229	Luminent Mortgage Trust 3.97%, 05/25/2046, 1 mo. USD LIBOR + 0.380%(2)	1,258,745
1,510,412	MetLife Securitization Trust 3.75%, 03/25/2057(1)(3)	1,409,104
	MFA Trust
365,107	1.01%, 01/26/2065(1)(3)	332,803
2,055,153	1.03%, 11/25/2064(1)(3)	1,547,839
1,634,088	1.15%, 04/25/2065(1)(3)	1,505,402
	Mill City Mortgage Loan Trust
804,967	2.75%, 01/25/2061(1)(3)	789,367
168,934	3.25%, 05/25/2062(1)(3)	162,519
	New Residential Mortgage Loan Trust
1,849,087	0.94%, 07/25/2055(1)(3)	1,569,547
1,364,882	0.94%, 10/25/2058(1)(3)	1,263,713
386,704	2.49%, 09/25/2059(1)(3)	348,298
1,559,535	3.50%, 12/25/2057(1)(3)	1,456,685
1,444,650	3.50%, 08/25/2059(1)(3)	1,350,271
1,211,989	3.75%, 11/26/2035(1)(3)	1,114,914
526,083	3.75%, 01/25/2054(1)(3)	483,502
24,858	3.75%, 05/25/2054(1)(3)	22,583
1,376,759	3.75%, 11/25/2056(1)(3)	1,253,645
3,024,538	3.75%, 11/25/2058(1)(3)	2,783,293
2,456,161	4.00%, 02/25/2057(1)(3)	2,304,171
2,467,956	4.00%, 03/25/2057(1)(3)	2,305,330
1,663,462	4.00%, 04/25/2057(1)(3)	1,570,129
1,389,882	4.00%, 05/25/2057(1)(3)	1,287,870
2,121,882	4.00%, 08/27/2057(1)(3)	1,969,777
296,466	4.00%, 12/25/2057(1)(3)	277,754
1,889,063	4.34%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	1,819,517
1,335,248	5.09%, 06/25/2057, 1 mo. USD LIBOR + 1.500%(1)(2)	1,310,091
5,555,053	NMLT Trust 1.19%, 05/25/2056(1)(3)	4,571,314
826,212	Oaktown Re Ltd. 5.14%, 07/25/2028, 1 mo. USD LIBOR + 1.550%(1)(2)	825,153
	Onslow Bay Financial LLC
3,293,103	1.05%, 07/25/2061(1)(3)	2,443,607

The accompanying notes are an integral part of these financial statements.
162

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
$ 3,576,404	1.07%, 02/25/2066(1)(3)	$ 3,074,065
6,659,420	2.31%, 11/25/2061(1)(3)	5,297,141
222,715	4.24%, 06/25/2057, 1 mo. USD LIBOR + 0.650%(1)(2)	214,655
1,571,373	PMT Credit Risk Transfer Trust 6.49%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(2)	1,496,671
	Preston Ridge Partners Mortgage Trust LLC
3,529,769	1.79%, 06/25/2026(1)(4)	3,145,113
3,272,125	1.79%, 07/25/2026(1)(4)	2,945,656
6,121,007	1.87%, 04/25/2026(1)(4)	5,457,716
5,202,958	1.87%, 08/25/2026(1)(4)	4,739,858
1,448,971	2.12%, 03/25/2026(1)(3)	1,335,770
936,156	2.36%, 11/25/2025(1)(4)	854,157
6,610,035	2.36%, 10/25/2026(1)(4)	6,001,740
481,026	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	423,537
	Residential Accredit Loans, Inc.
1,339,399	4.19%, 04/25/2036, 1 mo. USD LIBOR + 0.600%(2)	1,112,182
573,120	6.00%, 12/25/2035	471,526
300,328	Residential Funding Mortgage Securities, Inc. 3.48%, 08/25/2035(3)	148,811
1,472,738	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	1,349,548
	Seasoned Credit Risk Transfer Trust
2,391,532	2.50%, 08/25/2059	1,990,940
1,999,419	3.50%, 11/25/2057	1,839,974
5,352,339	3.50%, 07/25/2058	4,890,177
1,091,262	3.50%, 08/25/2058	993,555
4,247,254	3.50%, 10/25/2058	3,823,076
	Starwood Mortgage Residential Trust
1,092,028	0.94%, 05/25/2065(1)(3)	999,028
3,016,700	1.22%, 05/25/2065(1)(3)	2,776,511
5,141,466	1.92%, 11/25/2066(1)(3)	3,999,779
475,057	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	227,399
4,130,000	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(4)	3,904,436
	Towd Point Mortgage Trust
1,271,698	2.75%, 10/25/2056(1)(3)	1,247,818
199,352	2.75%, 04/25/2057(1)(3)	196,376
884,225	2.75%, 06/25/2057(1)(3)	835,786
619,608	2.75%, 07/25/2057(1)(3)	605,699
2,261,425	2.75%, 10/25/2057(1)(3)	2,158,874
7,646,855	2.92%, 11/30/2060(1)(3)	6,709,488
2,681,917	3.25%, 03/25/2058(1)(3)	2,559,013
794,916	3.43%, 02/25/2057, 1 mo. USD LIBOR + 0.600%(1)(2)	783,146
3,161,306	Triangle Re Ltd. 4.90%, 02/25/2034, 3 mo. USD SOFR + 1.900%(1)(2)	3,142,987
	VCAT LLC
3,047,141	1.74%, 05/25/2051(1)(4)	2,707,229
4,588,393	1.87%, 08/25/2051(1)(4)	4,151,555
957,414	2.12%, 03/27/2051(1)(4)	868,747
	Verus Securitization Trust
772,542	0.82%, 10/25/2063(1)(3)	699,069
1,819,537	0.92%, 02/25/2064(1)(3)	1,651,531
2,328,451	0.94%, 07/25/2066(1)(3)	1,923,117
1,558,391	1.03%, 02/25/2066(1)(3)	1,248,252
717,291	1.50%, 05/25/2065(1)(4)	668,543
3,561,522	1.82%, 11/25/2066(1)(3)	2,929,428
4,996,463	2.72%, 01/25/2067(1)(4)	4,073,738
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 23.8% - (continued)
	Whole Loan Collateral CMO - 9.5% - (continued)
	Washington Mutual Mortgage Pass-Through Certificates Trust
$ 372,998	2.20%, 11/25/2046, 12 mo. USD MTA + 0.830%(2)	$ 295,665
272,448	2.25%, 10/25/2046, 12 mo. USD MTA + 0.880%(2)	226,845
173,668	2.35%, 07/25/2046, 12 mo. USD MTA + 0.980%(2)	151,133
557,601	3.23%, 06/25/2037(3)	483,163
647,059	4.19%, 07/25/2036, 1 mo. USD LIBOR + 0.600%(2)	421,615
93,525	Wells Fargo Mortgage-Backed Securities Trust 4.17%, 09/25/2036(3)	86,250
		270,273,942
	Total Asset & Commercial Mortgage-Backed Securities (cost $752,608,843)	$ 677,171,665
CORPORATE BONDS - 25.3%
	Advertising - 0.1%
1,805,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 1,584,068
	Aerospace/Defense - 0.4%
	Boeing Co.
1,760,000	5.04%, 05/01/2027	1,693,292
1,675,000	5.15%, 05/01/2030	1,549,213
	L3Harris Technologies, Inc.
465,000	2.90%, 12/15/2029	386,693
2,105,000	3.85%, 06/15/2023	2,086,297
5,050,000	Lockheed Martin Corp. 5.10%, 11/15/2027	5,058,291
1,410,000	Northrop Grumman Corp. 5.15%, 05/01/2040	1,293,981
		12,067,767
	Agriculture - 0.3%
4,890,000	BAT Capital Corp. 4.74%, 03/16/2032	4,096,535
3,520,000	BAT International Finance plc 4.45%, 03/16/2028	3,116,607
1,945,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	630,180
1,720,000	Reynolds American, Inc. 5.70%, 08/15/2035	1,451,426
		9,294,748
	Apparel - 0.2%
940,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)(7)	858,925
4,510,000	William Carter Co. 5.63%, 03/15/2027(1)	4,287,551
		5,146,476
	Auto Manufacturers - 0.1%
2,905,000	General Motors Financial Co., Inc. 3.60%, 06/21/2030	2,360,185
	Auto Parts & Equipment - 0.0%
1,465,000	Autozone, Inc. 4.75%, 08/01/2032	1,360,393
	Beverages - 0.3%
	Anheuser-Busch InBev Worldwide, Inc.
2,008,000	3.75%, 07/15/2042	1,505,241
300,000	4.60%, 04/15/2048	246,339
258,000	4.75%, 04/15/2058	208,688
2,450,000	5.45%, 01/23/2039	2,295,373
	Constellation Brands, Inc.
500,000	2.25%, 08/01/2031	382,596
273,000	3.15%, 08/01/2029	233,372
2,665,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	2,419,657
		7,291,266

The accompanying notes are an integral part of these financial statements.
163

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Biotechnology - 0.3%
	CSL Finance plc
$ 2,070,000	4.05%, 04/27/2029(1)	$ 1,901,002
2,085,000	4.25%, 04/27/2032(1)	1,883,559
	Royalty Pharma plc
5,360,000	2.15%, 09/02/2031	3,906,291
1,205,000	2.20%, 09/02/2030	911,173
655,000	3.30%, 09/02/2040	434,084
		9,036,109
	Chemicals - 0.1%
2,630,000	Celanese US Holdings LLC 6.17%, 07/15/2027	2,483,214
	Commercial Banks - 5.8%
	Bank of America Corp.
425,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 3 mo. USD SOFR + 1.530% thereafter)(8)	314,027
145,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD SOFR + 1.370% thereafter)(8)	106,320
3,445,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(8)	2,548,690
1,445,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(8)	1,087,824
12,570,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(8)	9,705,958
2,370,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(8)	1,981,252
1,420,000	4.38%, 04/27/2028, (4.38% fixed rate until 04/27/2027; 3 mo USD SOFR + 1.580% thereafter)(8)	1,320,496
2,675,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 3 mo. USD SOFR + 2.040% thereafter)(8)	2,549,864
1,540,000	5.02%, 07/22/2033, (5.02% fixed rate until 07/22/2032; 3 mo. USD SOFR + 2.160% thereafter)(8)	1,410,957
6,015,000	Bank of Ireland Group plc 6.25%, 09/16/2026, (6.25% fixed rate until 09/16/2025; 12 mo. USD CMT + 2.650% thereafter)(1)(2)(8)	5,802,136
	Barclays plc
790,000	5.75%, 08/09/2033, (5.75% fixed rate until 08/09/2032; 12 mo. USD CMT + 3.000% thereafter)(2)(8)	701,306
1,610,000	7.39%, 11/02/2028, 12 mo. USD CMT + 3.300%(8)	1,601,714
	BNP Paribas S.A.
1,600,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(8)	1,346,508
730,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(8)	561,564
2,435,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(8)	2,176,657
2,860,000	2.59%, 01/20/2028, (2.59% fixed rate until 01/20/2027; 3 mo. USD SOFR + 1.228% thereafter)(1)(8)	2,407,728
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 5.8% - (continued)
	Credit Suisse Group AG
$ 1,255,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(8)	$ 860,037
1,695,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 3 mo. USD SOFR + 3.700% thereafter)(1)(8)	1,529,448
9,730,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 3 mo. USD SOFR + 3.920% thereafter)(1)(8)	8,462,520
1,685,000	Danske Bank A/S 5.38%, 01/12/2024(1)	1,660,254
2,310,000	Deutsche Bank AG 2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(8)	1,838,788
	Goldman Sachs Group, Inc.
4,130,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(8)	3,070,471
5,380,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(8)	4,104,433
480,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(8)	361,407
2,110,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 1.410% thereafter)(8)	1,646,117
2,225,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(8)	1,973,500
3,020,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(8)	2,731,295
	HSBC Holdings plc
1,405,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 3 mo. USD SOFR + 1.285% thereafter)(8)	1,063,736
3,930,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(8)	3,411,622
4,580,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 3 mo. USD SOFR + 2.530% thereafter)(8)	3,658,428
2,685,000	5.21%, 08/11/2028, (5.21% fixed rate until 08/11/2027; 3 mo. USD SOFR + 2.610% thereafter)(8)	2,457,782
10,370,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 3 mo. USD SOFR + 2.870% thereafter)(8)	8,982,516
	JP Morgan Chase & Co.
25,000	1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(8)	20,985
3,365,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(8)	2,536,971
1,345,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(8)	1,032,917
1,785,000	3.51%, 01/23/2029, (3.51% fixed rate until 01/23/2028; 3 mo. USD LIBOR + 0.945% thereafter)(8)	1,574,786

The accompanying notes are an integral part of these financial statements.
164

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 5.8% - (continued)
$ 2,290,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	$ 1,991,785
6,955,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(8)	6,510,982
1,285,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(8)	1,157,852
4,975,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 3 mo. USD SOFR + 1.560% thereafter)(8)	4,626,411
1,795,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(8)	1,620,824
615,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 3 mo. USD SOFR + 1.800% thereafter)(8)	547,176
3,680,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.990% thereafter)(8)	3,497,472
780,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.080% thereafter)(8)	712,829
	Morgan Stanley
5,915,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(8)	4,261,594
4,240,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(8)	3,064,497
2,880,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 3 mo. USD SOFR + 1.000% thereafter)(8)	2,488,639
360,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(8)	270,677
2,005,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(8)	1,604,233
2,720,000	3.59%, 07/22/2028, (3.59% fixed rate until 07/22/2027; 3 mo. USD LIBOR + 1.340% thereafter)(8)	2,437,144
6,190,000	4.21%, 04/20/2028, (4.21% fixed rate until 04/20/2027; 3 mo. USD SOFR + 1.610% thereafter)(8)	5,727,018
1,020,000	4.43%, 01/23/2030, (4.43% fixed rate until 01/23/2029; 3 mo. USD LIBOR + 1.628% thereafter)(8)	930,137
605,000	4.89%, 07/20/2033, (4.89% fixed rate until 07/20/2032; 3 mo. USD SOFR + 2.076% thereafter)(8)	550,007
12,650,000	Societe Generale S.A. 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 12 mo. USD CMT + 3.200% thereafter)(1)(2)(8)	10,860,543
1,615,000	Truist Bank 2.25%, 03/11/2030	1,255,043
2,295,000	UBS Group AG 4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 12 mo. USD CMT + 1.750% thereafter)(1)(2)(8)	2,102,347
	Wells Fargo & Co.
2,945,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(8)	2,742,169
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Commercial Banks - 5.8% - (continued)
$ 1,555,000	3.00%, 10/23/2026	$ 1,406,792
3,775,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 3 mo. USD SOFR + 1.500% thereafter)(8)	3,038,140
1,975,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 3 mo. USD SOFR + 1.320% thereafter)(8)	1,881,114
2,545,000	4.81%, 07/25/2028, (4.81% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.980% thereafter)(8)	2,409,588
9,000,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.100% thereafter)(8)	8,201,603
925,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(8)	780,959
		165,278,589
	Commercial Services - 1.0%
	Ashtead Capital, Inc.
1,550,000	4.00%, 05/01/2028(1)	1,360,504
5,335,000	4.38%, 08/15/2027(1)	4,817,617
1,400,000	5.50%, 08/11/2032(1)	1,264,320
3,991,000	Gartner, Inc. 4.50%, 07/01/2028(1)	3,698,579
	Global Payments, Inc.
2,780,000	3.20%, 08/15/2029	2,302,957
925,000	5.30%, 08/15/2029	870,982
	Howard University (AGM Insured)
2,000,000	2.70%, 10/01/2029	1,669,820
1,205,000	3.48%, 10/01/2041	838,183
	Service Corp. International
7,045,000	3.38%, 08/15/2030	5,686,894
4,657,000	5.13%, 06/01/2029(7)	4,337,699
750,000	United Rentals North America, Inc. 4.88%, 01/15/2028	697,500
		27,545,055
	Construction Materials - 0.3%
4,890,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	4,240,608
	Standard Industries, Inc.
640,000	3.38%, 01/15/2031(1)	478,848
4,965,000	4.38%, 07/15/2030(1)	4,034,063
285,000	4.75%, 01/15/2028(1)	249,731
		9,003,250
	Diversified Financial Services - 0.4%
5,455,000	Capital One Financial Corp. 5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 3 mo. USD SOFR + 2.600% thereafter)(8)	4,996,625
4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,230,309
	Intercontinental Exchange, Inc.
730,000	4.35%, 06/15/2029	688,722
365,000	4.60%, 03/15/2033	334,860
265,000	4.95%, 06/15/2052	227,857
780,000	OneMain Finance Corp. 6.13%, 03/15/2024	762,076
		11,240,449
	Electric - 2.2%
3,100,000	AES Corp. 3.30%, 07/15/2025(1)	2,855,882
	Alabama Power Co.
2,120,000	3.45%, 10/01/2049	1,427,142
1,480,000	4.15%, 08/15/2044	1,149,005
	Berkshire Hathaway Energy Co.
865,000	1.65%, 05/15/2031	645,844

The accompanying notes are an integral part of these financial statements.
165

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Electric - 2.2% - (continued)
$ 565,000	3.25%, 04/15/2028	$ 510,468
	Cleco Corporate Holdings LLC
1,105,000	3.38%, 09/15/2029	903,990
70,000	4.97%, 05/01/2046	56,954
1,570,000	Consolidated Edison Co. of New York, Inc. 3.20%, 12/01/2051	993,936
	Duke Energy Carolinas LLC
35,000	3.45%, 04/15/2051	23,675
575,000	4.25%, 12/15/2041	460,181
	Duke Energy Corp.
3,790,000	2.55%, 06/15/2031	2,961,852
935,000	3.75%, 09/01/2046	640,003
2,455,000	4.50%, 08/15/2032	2,210,079
	Duke Energy Indiana LLC
1,325,000	2.75%, 04/01/2050	776,255
1,215,000	3.25%, 10/01/2049	773,956
	Duke Energy Progress LLC
825,000	4.00%, 04/01/2052	619,756
1,435,000	4.38%, 03/30/2044	1,154,993
4,640,000	Enel Finance International N.V. 5.00%, 06/15/2032(1)	3,874,991
305,000	Evergy Metro, Inc. 2.25%, 06/01/2030	243,957
	Evergy, Inc.
710,000	2.45%, 09/15/2024	668,969
2,010,000	2.90%, 09/15/2029	1,658,686
	Georgia Power Co.
880,000	4.30%, 03/15/2042	708,125
1,555,000	4.70%, 05/15/2032	1,458,907
1,230,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	1,168,961
1,935,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	1,576,190
1,570,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	1,221,051
4,215,000	NextEra Energy Capital Holdings, Inc. 4.63%, 07/15/2027	4,051,089
2,190,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	1,798,992
1,100,000	Oglethorpe Power Corp. 4.50%, 04/01/2047(1)	820,935
	Pacific Gas and Electric Co.
4,985,000	2.50%, 02/01/2031	3,721,524
530,000	4.40%, 03/01/2032	441,572
415,000	4.55%, 07/01/2030	363,221
3,895,000	4.95%, 07/01/2050	2,892,477
735,000	5.25%, 03/01/2052	564,893
2,660,000	5.90%, 06/15/2032	2,472,978
	Puget Energy, Inc.
1,925,000	3.65%, 05/15/2025	1,814,530
2,220,000	4.10%, 06/15/2030	1,933,900
	Sempra Energy
1,680,000	3.40%, 02/01/2028	1,497,171
1,110,000	3.80%, 02/01/2038	839,036
210,000	4.00%, 02/01/2048	149,145
	Southern California Edison Co.
2,510,000	2.75%, 02/01/2032	1,973,377
790,000	3.65%, 02/01/2050	525,079
506,000	4.00%, 04/01/2047	358,645
299,000	4.13%, 03/01/2048	216,624
3,350,000	4.70%, 06/01/2027	3,232,893
	Southern Co.
1,520,000	3.25%, 07/01/2026	1,402,996
135,000	3.70%, 04/30/2030	117,720
30,000	4.40%, 07/01/2046	23,176
370,000	Union Electric Co. 4.00%, 04/01/2048	278,126
	Xcel Energy, Inc.
315,000	3.50%, 12/01/2049	210,774
1,085,000	4.60%, 06/01/2032	998,430
		63,443,111
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Energy-Alternate Sources - 0.2%
$ 4,075,000	Energo-Pro AS 8.50%, 02/04/2027(1)	$ 3,735,063
1,495,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	1,524,900
1,180,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	992,864
		6,252,827
	Engineering & Construction - 0.2%
2,405,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	1,731,840
	International Airport Finance S.A.
3,540,253	12.00%, 03/15/2033(1)(7)	3,062,319
616,121	12.00%, 03/15/2033(6)	532,945
		5,327,104
	Entertainment - 0.5%
	Magallanes, Inc.
4,730,000	4.28%, 03/15/2032(1)	3,817,897
7,175,000	5.14%, 03/15/2052(1)	5,012,859
660,000	5.39%, 03/15/2062(1)	457,808
6,310,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	5,392,431
		14,680,995
	Environmental Control - 0.3%
7,645,000	Clean Harbors, Inc. 4.88%, 07/15/2027(1)	7,194,251
	Food - 0.2%
	Conagra Brands, Inc.
1,068,000	4.85%, 11/01/2028	1,004,584
355,000	5.40%, 11/01/2048	302,700
1,825,000	Mondelez International, Inc. 3.00%, 03/17/2032	1,492,005
2,745,000	NBM U.S. Holdings, Inc. 7.00%, 05/14/2026(1)	2,650,289
		5,449,578
	Gas - 0.1%
	NiSource, Inc.
995,000	3.49%, 05/15/2027	908,589
2,063,000	3.60%, 05/01/2030	1,773,656
		2,682,245
	Healthcare - Products - 0.6%
	Alcon Finance Corp.
2,130,000	2.75%, 09/23/2026(1)	1,893,831
1,120,000	3.00%, 09/23/2029(1)	932,234
4,835,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	4,369,438
4,635,000	Baxter International, Inc. 2.54%, 02/01/2032(7)	3,529,844
	GSK Consumer Healthcare Capital U.S. LLC
2,735,000	3.38%, 03/24/2029	2,382,521
415,000	3.63%, 03/24/2032	349,294
4,133,000	Hologic, Inc. 4.63%, 02/01/2028(1)	3,864,355
		17,321,517
	Healthcare - Services - 0.9%
	Centene Corp.
75,000	4.25%, 12/15/2027	69,281
8,035,000	4.63%, 12/15/2029	7,282,522
335,000	CommonSpirit Health 3.35%, 10/01/2029	280,911
145,000	Elevance Health, Inc. 5.35%, 10/15/2025	145,008
3,015,000	Humana, Inc. 3.70%, 03/23/2029	2,685,535
	Kaiser Foundation Hospitals
1,265,000	2.81%, 06/01/2041	844,099
1,790,000	3.00%, 06/01/2051	1,100,841
1,270,000	Sutter Health 3.36%, 08/15/2050	811,713
	UnitedHealth Group, Inc.
1,645,000	2.75%, 05/15/2040	1,124,238
590,000	3.50%, 08/15/2039	451,863

The accompanying notes are an integral part of these financial statements.
166

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Healthcare - Services - 0.9% - (continued)
$ 2,540,000	4.00%, 05/15/2029	$ 2,360,777
1,280,000	4.20%, 05/15/2032	1,177,116
385,000	4.95%, 05/15/2062	339,216
2,990,000	5.25%, 02/15/2028	2,994,528
2,350,000	5.35%, 02/15/2033	2,355,178
315,000	5.88%, 02/15/2053	320,682
430,000	6.05%, 02/15/2063	440,312
		24,783,820
	Home Builders - 0.3%
3,270,000	PulteGroup, Inc. 5.50%, 03/01/2026	3,206,926
	Taylor Morrison Communities, Inc.
760,000	5.13%, 08/01/2030(1)	630,561
3,847,000	5.75%, 01/15/2028(1)	3,526,064
375,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	366,965
		7,730,516
	Insurance - 0.7%
	Athene Global Funding
2,555,000	2.65%, 10/04/2031(1)	1,879,127
4,615,000	2.72%, 01/07/2029(1)	3,737,292
190,000	Brighthouse Financial, Inc. 3.85%, 12/22/2051	111,272
	Corebridge Financial, Inc.
1,020,000	3.85%, 04/05/2029(1)	890,811
435,000	3.90%, 04/05/2032(1)	363,230
6,630,000	6.88%, 12/15/2052, (6.87% fixed rate until 09/15/2027; 5 year USD CMT + 3.846% thereafter)(1)(2)(8)	5,934,867
4,730,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	3,890,212
1,025,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	877,948
565,000	Unum Group 4.13%, 06/15/2051	354,283
	Willis North America, Inc.
795,000	3.60%, 05/15/2024	769,126
2,135,000	4.50%, 09/15/2028	1,962,041
		20,770,209
	Internet - 0.6%
810,000	Amazon.com, Inc. 3.88%, 08/22/2037	687,003
	Go Daddy Operating Co. LLC
1,070,000	3.50%, 03/01/2029(1)	887,383
6,567,000	5.25%, 12/01/2027(1)	6,148,706
	NortonLifeLock, Inc.
5,970,000	5.00%, 04/15/2025(1)	5,793,437
2,225,000	6.75%, 09/30/2027(1)	2,201,927
		15,718,456
	Iron/Steel - 0.0%
EUR 1,985,000	Metinvest B.V. 5.63%, 06/17/2025(1)	810,172
$ 645,000	Vale Overseas Ltd. 3.75%, 07/08/2030	531,773
		1,341,945
	IT Services - 0.3%
9,130,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	8,083,337
1,533,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031	957,439
		9,040,776
	Machinery-Diversified - 0.1%
2,880,000	Otis Worldwide Corp. 2.57%, 02/15/2030	2,345,655
	Media - 1.3%
	Charter Communications Operating LLC / Charter Communications Operating Capital
713,000	3.50%, 03/01/2042	443,675
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Media - 1.3% - (continued)
$ 2,065,000	4.40%, 04/01/2033	$ 1,713,790
2,120,000	5.13%, 07/01/2049	1,557,664
4,930,000	6.48%, 10/23/2045	4,352,393
1,060,000	6.83%, 10/23/2055	952,023
	Comcast Corp.
2,116,000	2.94%, 11/01/2056	1,219,566
295,000	3.20%, 07/15/2036	224,331
525,000	3.25%, 11/01/2039	378,957
2,385,000	5.35%, 11/15/2027	2,383,927
	Cox Communications, Inc.
2,150,000	2.60%, 06/15/2031(1)	1,642,344
662,000	3.15%, 08/15/2024(1)	633,128
	Discovery Communications LLC
2,255,000	4.00%, 09/15/2055	1,282,368
281,000	4.13%, 05/15/2029	237,155
1,233,000	5.20%, 09/20/2047	873,545
3,591,000	5.30%, 05/15/2049	2,578,196
655,000	6.35%, 06/01/2040	556,390
	Paramount Global
1,880,000	4.20%, 05/19/2032	1,503,810
1,405,000	4.38%, 03/15/2043	942,833
4,215,000	4.95%, 01/15/2031	3,675,820
	Sirius XM Radio, Inc.
5,175,000	3.13%, 09/01/2026(1)	4,624,380
100,000	4.00%, 07/15/2028(1)	85,956
620,000	4.13%, 07/01/2030(1)	505,350
2,482,000	Time Warner Cable LLC 4.50%, 09/15/2042	1,690,024
1,910,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	2,017,600
		36,075,225
	Mining - 0.2%
2,665,000	Anglo American Capital plc 2.63%, 09/10/2030(1)	2,042,780
2,905,000	Freeport Indonesia PT 5.32%, 04/14/2032(1)	2,443,831
		4,486,611
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
730,000	2.67%, 12/01/2026	627,479
8,926,000	3.25%, 02/15/2029	7,297,590
675,000	3.28%, 12/01/2028	548,739
640,000	3.57%, 12/01/2031	503,664
		8,977,472
	Oil & Gas - 1.0%
	Aker BP ASA
970,000	2.00%, 07/15/2026(1)	835,548
4,410,000	3.10%, 07/15/2031(1)	3,457,437
440,000	4.00%, 01/15/2031(1)	372,821
	BP Capital Markets America, Inc.
1,565,000	2.94%, 06/04/2051	967,347
555,000	3.00%, 02/24/2050	347,874
300,000	3.38%, 02/08/2061	189,595
1,555,000	3.63%, 04/06/2030	1,387,019
	ConocoPhillips Co.
140,000	3.80%, 03/15/2052	103,877
570,000	4.03%, 03/15/2062	420,943
	Continental Resources, Inc.
95,000	4.38%, 01/15/2028	85,179
880,000	5.75%, 01/15/2031(1)	798,993
4,265,000	Ecopetrol S.A. 4.63%, 11/02/2031	2,941,046
	Energean Israel Finance Ltd.
1,185,000	4.50%, 03/30/2024(1)(6)	1,129,348
1,030,000	4.88%, 03/30/2026(1)(6)	924,425
1,180,000	5.88%, 03/30/2031(1)(6)	997,100

The accompanying notes are an integral part of these financial statements.
167

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Oil & Gas - 1.0% - (continued)
$ 310,000	EQT Corp. 5.70%, 04/01/2028	$ 301,522
	Equinor ASA
890,000	3.63%, 04/06/2040	690,357
1,230,000	3.70%, 04/06/2050	920,201
	Hess Corp.
606,000	7.13%, 03/15/2033	632,150
1,235,000	7.30%, 08/15/2031	1,304,621
3,025,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(6)	2,820,813
	Ovintiv, Inc.
530,000	6.50%, 08/15/2034	514,130
1,235,000	6.63%, 08/15/2037	1,206,476
	Shell International Finance B.V.
750,000	2.88%, 11/26/2041	512,953
955,000	3.00%, 11/26/2051	610,941
1,035,000	3.25%, 04/06/2050	702,234
1,870,000	Tullow Oil plc 7.00%, 03/01/2025(1)	1,215,500
3,306,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	3,109,606
		29,500,056
	Packaging & Containers - 0.3%
8,115,000	Ball Corp. 4.00%, 11/15/2023	7,962,195
	Pharmaceuticals - 0.1%
2,070,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	1,977,722
	CVS Health Corp.
1,105,000	4.13%, 04/01/2040	862,283
770,000	5.13%, 07/20/2045	660,049
		3,500,054
	Pipelines - 1.2%
	DCP Midstream Operating L.P.
100,000	3.88%, 03/15/2023	99,378
925,000	5.13%, 05/15/2029	867,964
	Energy Transfer L.P.
985,000	4.00%, 10/01/2027	892,140
145,000	4.95%, 06/15/2028	135,013
880,000	5.15%, 03/15/2045	682,914
1,420,000	5.25%, 04/15/2029	1,329,823
165,000	5.30%, 04/01/2044	129,358
2,710,000	6.13%, 12/15/2045	2,309,981
445,000	6.25%, 04/15/2049	386,866
	Enterprise Products Operating LLC
390,000	2.80%, 01/31/2030	325,022
815,000	4.25%, 02/15/2048	601,867
955,000	4.95%, 10/15/2054	747,962
	EQM Midstream Partners L.P.
135,000	5.50%, 07/15/2028	120,573
145,000	6.50%, 07/01/2027(1)	141,375
	Galaxy Pipeline Assets Bidco Ltd.
5,210,000	2.63%, 03/31/2036(1)	3,956,873
1,305,000	2.63%, 03/31/2036(6)	991,117
1,704,959	2.94%, 09/30/2040(1)	1,277,803
	MPLX L.P.
40,000	4.00%, 02/15/2025	38,458
2,785,000	4.95%, 09/01/2032	2,516,980
1,000,000	4.95%, 03/14/2052	768,008
1,260,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	982,888
	ONEOK, Inc.
1,560,000	3.10%, 03/15/2030	1,260,056
1,340,000	3.40%, 09/01/2029	1,120,536
590,000	4.55%, 07/15/2028	535,239
370,000	6.35%, 01/15/2031	364,725
3,728,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.80%, 09/15/2030	3,105,602
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Pipelines - 1.2% - (continued)
$ 1,805,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	$ 1,647,057
	Targa Resources Corp.
1,720,000	4.20%, 02/01/2033	1,434,446
225,000	4.95%, 04/15/2052	168,183
1,515,000	6.25%, 07/01/2052	1,344,875
320,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.88%, 02/01/2031	281,944
856,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	719,982
1,970,000	Williams Cos., Inc. 4.65%, 08/15/2032	1,770,853
		33,055,861
	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
725,000	2.70%, 04/15/2031	564,877
1,775,000	3.65%, 03/15/2027	1,604,536
2,485,000	EPR Properties 4.95%, 04/15/2028	2,039,909
	GLP Capital L.P. / GLP Financing II, Inc.
210,000	3.25%, 01/15/2032	156,536
720,000	4.00%, 01/15/2031	577,450
2,155,000	5.30%, 01/15/2029	1,942,179
1,605,000	5.75%, 06/01/2028	1,489,158
	SBA Tower Trust
2,245,000	2.84%, 01/15/2050(1)	2,084,079
2,040,000	3.45%, 03/15/2048(1)	2,019,931
	VICI Properties L.P.
3,941,000	4.95%, 02/15/2030	3,561,884
1,935,000	5.13%, 05/15/2032	1,714,391
		17,754,930
	Retail - 0.7%
	FirstCash, Inc.
4,533,000	4.63%, 09/01/2028(1)	3,931,879
3,955,000	5.63%, 01/01/2030(1)	3,491,746
	Gap, Inc.
3,041,000	3.63%, 10/01/2029(1)	2,140,104
5,679,000	3.88%, 10/01/2031(1)	3,918,510
	Home Depot, Inc.
1,015,000	3.30%, 04/15/2040	757,371
2,100,000	4.50%, 09/15/2032	1,988,233
1,530,000	Lowe's Cos., Inc. 5.00%, 04/15/2033	1,442,188
2,475,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	2,311,786
		19,981,817
	Semiconductors - 0.9%
	Broadcom, Inc.
2,000	3.14%, 11/15/2035(1)	1,385
3,440,000	3.42%, 04/15/2033(1)	2,611,189
4,245,000	4.00%, 04/15/2029(1)	3,721,308
	Intel Corp.
670,000	3.05%, 08/12/2051	403,111
1,095,000	3.10%, 02/15/2060	616,238
6,075,000	4.00%, 08/05/2029	5,606,982
2,585,000	4.90%, 08/05/2052	2,137,355
	Marvell Technology, Inc.
2,445,000	2.45%, 04/15/2028	1,998,918
2,350,000	2.95%, 04/15/2031	1,821,992
1,240,000	Micron Technology, Inc. 6.75%, 11/01/2029	1,240,409
2,500,000	NVIDIA Corp. 3.50%, 04/01/2040	1,892,558
1,205,000	NXP B.V. / NXP Funding LLC 5.55%, 12/01/2028	1,159,780
40,000	NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027	35,352

The accompanying notes are an integral part of these financial statements.
168

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 25.3% - (continued)
	Semiconductors - 0.9% - (continued)
	Qorvo, Inc.
$ 910,000	3.38%, 04/01/2031(1)	$ 684,775
420,000	4.38%, 10/15/2029	357,891
		24,289,243
	Software - 1.1%
9,975,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	8,640,844
5,909,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	5,346,700
	MSCI, Inc.
1,601,000	3.88%, 02/15/2031(1)	1,349,019
1,100,000	4.00%, 11/15/2029(1)	955,152
	Open Text Corp.
440,000	3.88%, 02/15/2028(1)	376,614
5,470,000	3.88%, 12/01/2029(1)	4,355,487
310,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	235,337
	Oracle Corp.
1,475,000	2.30%, 03/25/2028	1,233,430
4,945,000	3.85%, 04/01/2060	2,973,512
40,000	4.00%, 07/15/2046	26,625
1,775,000	4.00%, 11/15/2047	1,171,510
1,415,000	4.10%, 03/25/2061	875,176
105,000	4.13%, 05/15/2045	71,822
4,480,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	4,170,995
		31,782,223
	Telecommunications - 0.7%
	AT&T, Inc.
2,796,000	3.55%, 09/15/2055	1,771,271
2,910,000	3.65%, 06/01/2051	1,935,853
177,000	3.65%, 09/15/2059	111,143
1,529,000	3.80%, 12/01/2057	1,003,595
1,465,000	4.50%, 05/15/2035	1,261,200
4,290,000	Nokia Oyj 4.38%, 06/12/2027	3,907,332
	Rogers Communications, Inc.
565,000	3.80%, 03/15/2032(1)	479,886
1,510,000	4.55%, 03/15/2052(1)	1,161,794
3,065,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)(7)	2,762,136
	T-Mobile USA, Inc.
1,725,000	2.05%, 02/15/2028	1,431,177
1,305,000	3.88%, 04/15/2030	1,151,810
760,000	5.20%, 01/15/2033(7)	726,696
	Verizon Communications, Inc.
785,000	2.65%, 11/20/2040	495,994
500,000	2.85%, 09/03/2041	325,743
877,000	2.99%, 10/30/2056	502,190
1,971,000	4.27%, 01/15/2036	1,654,679
		20,682,499
	Trucking & Leasing - 0.4%
5,510,000	DAE Funding LLC 1.55%, 08/01/2024(1)	4,997,001
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2,445,000	2.70%, 11/01/2024(1)	2,286,785
2,650,000	4.00%, 07/15/2025(1)	2,516,652
1,880,000	4.40%, 07/01/2027(1)	1,753,174
		11,553,612
	Total Corporate Bonds (cost $847,569,488)	$ 717,376,372
FOREIGN GOVERNMENT OBLIGATIONS - 4.1%
	Angola - 0.2%
	Angolan Government International Bond
2,215,000	8.00%, 11/26/2029(6)	$ 1,797,915
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Angola - 0.2% - (continued)
$ 1,250,000	8.25%, 05/09/2028(6)	$ 1,051,250
805,000	8.75%, 04/14/2032(1)	648,428
1,000,000	8.75%, 04/14/2032(6)	805,500
		4,303,093
	Benin - 0.1%
	Benin Government International Bond
EUR 3,830,000	4.95%, 01/22/2035(1)	2,336,176
945,000	4.95%, 01/22/2035(6)	576,419
		2,912,595
	Bermuda - 0.1%
	Bermuda Government International Bond
$ 980,000	2.38%, 08/20/2030(1)	773,024
3,010,000	5.00%, 07/15/2032(1)	2,788,872
		3,561,896
	Brazil - 0.4%
BRL 68,742,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	12,113,033
	Chile - 0.1%
	Chile Government International Bond
EUR 5,400,000	1.25%, 01/22/2051	2,598,899
$ 300,000	3.10%, 05/07/2041	197,794
360,000	3.50%, 01/31/2034	291,197
285,000	3.50%, 04/15/2053	184,441
435,000	4.00%, 01/31/2052	307,780
		3,580,111
	Colombia - 0.2%
	Colombia Government International Bond
3,900,000	5.00%, 06/15/2045	2,372,867
2,740,000	5.20%, 05/15/2049	1,665,201
1,710,000	5.63%, 02/26/2044	1,108,996
		5,147,064
	Egypt - 0.1%
	Egypt Government International Bond
700,000	7.30%, 09/30/2033(1)	436,626
2,235,000	7.90%, 02/21/2048(6)	1,261,184
725,000	8.50%, 01/31/2047(6)	427,402
660,000	8.88%, 05/29/2050(1)	391,100
		2,516,312
	Ghana - 0.0%
421,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	127,353
	Hungary - 0.3%
EUR 11,690,000	Hungary Government International Bond 1.63%, 04/28/2032(6)	7,832,689
	Indonesia - 0.2%
	Indonesia Government International Bond
7,745,000	1.10%, 03/12/2033	5,012,907
290,000	2.15%, 07/18/2024(6)	275,945
565,000	2.63%, 06/14/2023(6)	554,408
		5,843,260
	Ivory Coast - 0.1%
2,850,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(6)	1,972,741
	Jordan - 0.1%
$ 2,655,000	Jordan Government International Bond 5.85%, 07/07/2030(6)	2,197,119
	Mexico - 0.9%
MXN 446,667,200	Mexican Bonos 7.75%, 05/29/2031	19,842,633

The accompanying notes are an integral part of these financial statements.
169

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.1% - (continued)
	Mexico - 0.9% - (continued)
	Mexico Government International Bond
EUR 1,148,000	1.13%, 01/17/2030	$ 880,771
8,990,000	1.45%, 10/25/2033	6,017,913
		26,741,317
	North Macedonia - 0.2%
	North Macedonia Government International Bond
3,645,000	2.75%, 01/18/2025(6)	3,267,456
3,615,000	3.68%, 06/03/2026(1)	3,149,179
		6,416,635
	Panama - 0.2%
	Panama Government International Bond
$ 725,000	3.16%, 01/23/2030	595,089
9,520,000	3.87%, 07/23/2060	5,546,832
440,000	4.30%, 04/29/2053	288,749
895,000	4.50%, 01/19/2063	576,805
		7,007,475
	Philippines - 0.2%
	Philippine Government International Bond
EUR 6,270,000	1.20%, 04/28/2033	4,242,004
1,465,000	1.75%, 04/28/2041	835,807
		5,077,811
	Romania - 0.4%
	Romanian Government International Bond
5,115,000	2.63%, 12/02/2040(1)	2,634,612
7,915,000	2.75%, 04/14/2041(6)	4,103,232
2,180,000	3.38%, 02/08/2038(6)	1,345,775
3,473,000	4.63%, 04/03/2049(6)	2,237,391
		10,321,010
	Saudi Arabia - 0.1%
4,015,000	Saudi Government International Bond 2.00%, 07/09/2039(6)	2,777,222
	Senegal - 0.1%
	Senegal Government International Bond
1,615,000	4.75%, 03/13/2028(6)	1,301,812
$ 2,000,000	6.25%, 05/23/2033(6)	1,497,168
		2,798,980
	United Arab Emirates - 0.1%
3,500,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	2,624,160
	Total Foreign Government Obligations (cost $175,421,557)	$ 115,871,876
MUNICIPAL BONDS - 1.6%
	Development - 0.2%
6,115,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 5,752,232
	General - 0.8%
	County of Riverside, CA Rev
5,885,000	2.86%, 02/15/2026	5,450,880
5,895,000	3.07%, 02/15/2028	5,257,684
5,580,000	Florida State Board of Administration Finance Corp., Rev 1.26%, 07/01/2025	5,021,623
5,345,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	5,603,991
		21,334,178
	General Obligation - 0.1%
	State of Illinois, GO
964,909	4.95%, 06/01/2023	963,852
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.6% - (continued)
	General Obligation - 0.1% - (continued)
$ 210,000	5.00%, 01/01/2023	$ 210,085
630,000	6.88%, 07/01/2025	646,888
		1,820,825
	School District - 0.2%
	Chicago, IL, Board of Education, GO
380,000	6.04%, 12/01/2029	354,031
1,145,000	6.14%, 12/01/2039	964,533
4,470,000	6.32%, 11/01/2029	4,185,286
		5,503,850
	Transportation - 0.3%
965,000	Chicago, IL, Transit Auth Rev 3.91%, 12/01/2040	753,203
	Metropolitan Transportation Auth, NY, Rev
2,540,000	5.00%, 11/15/2050	2,292,536
7,005,000	5.18%, 11/15/2049	5,863,750
		8,909,489
	Utility - Electric - 0.0%
1,301,000	Municipal Electric Auth, GA, Rev 6.64%, 04/01/2057	1,310,044
	Total Municipal Bonds (cost $50,330,466)	$ 44,630,618
SENIOR FLOATING RATE INTERESTS - 0.0%(9)
	Engineering & Construction - 0.0%
311,063	Artera Services LLC 7.17%, 03/06/2025, 1 mo. USD LIBOR + 2.500%	$ 254,036
	Entertainment - 0.0%
	Crown Finance U.S., Inc.
8,093	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(10)(11)	8,078
EUR 30,892	2.63%, 02/28/2025, 3 mo. EURIBOR + 2.625%	9,235
$ 180,181	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	56,371
96,306	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	96,127
		169,811
	Healthcare - Products - 0.0%
19,944	Avantor Funding, Inc. 6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	19,526
	Healthcare - Services - 0.0%
	EyeCare Partners LLC
168,798	7.42%, 02/18/2027, 1 mo. USD LIBOR + 3.750%	147,699
268,650	7.42%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	233,725
		381,424
	Leisure Time - 0.0%
107,400	SRAM LLC 6.42%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	103,998
	Oil & Gas Services - 0.0%
323,613	PES Holdings LLC 3.00%, 12/31/2022, 3 mo. USD LIBOR + 6.990%(10)(12)	8,899
	Total Senior Floating Rate Interests (cost $1,500,832)	$ 937,694
U.S. GOVERNMENT AGENCIES - 40.6%
	Mortgage-Backed Agencies - 40.6%
	FHLMC - 5.0%
40,859	0.00%, 11/15/2036(13)(14)	$ 33,505

The accompanying notes are an integral part of these financial statements.
170

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FHLMC - 5.0% - (continued)
$ 6,987,836	0.28%, 01/25/2027(3)(5)	$ 67,707
10,097,966	0.48%, 01/25/2034(3)(5)	376,876
21,079,342	0.60%, 03/25/2027(3)(5)	460,685
5,740,204	0.64%, 10/25/2026(3)(5)	110,920
24,097,848	0.72%, 12/25/2030(3)(5)	1,071,419
12,135,951	0.75%, 06/25/2027(3)(5)	334,962
5,749,195	0.88%, 11/25/2030(3)(5)	302,851
10,396,374	1.02%, 10/25/2030(3)(5)	617,076
11,703,538	1.12%, 01/25/2030(3)(5)	717,949
17,029,149	1.12%, 06/25/2030(3)(5)	1,111,225
12,384,474	1.43%, 05/25/2030(3)(5)	1,018,842
7,742,438	1.57%, 05/25/2030(3)(5)	690,924
675,827	1.75%, 10/15/2042	569,324
542,971	2.00%, 12/01/2040	449,394
3,216,782	2.00%, 05/01/2041	2,654,373
3,640,831	2.00%, 12/01/2041	2,999,670
1,062,647	2.00%, 07/25/2050	889,162
2,972,243	2.00%, 10/01/2050	2,356,047
2,783,939	2.00%, 02/01/2051	2,223,161
13,791,959	2.00%, 03/01/2051	10,951,590
7,363,255	2.00%, 04/01/2051	5,834,320
2,909,795	2.00%, 05/01/2051	2,326,387
1,190,022	2.00%, 08/01/2051	942,671
1,216,395	2.00%, 11/01/2051	967,109
502,781	2.00%, 12/01/2051	397,456
20,963,725	2.00%, 03/01/2052	16,564,697
5,112,703	2.00%, 04/01/2052	4,070,999
216,131	2.50%, 12/15/2026(5)	3,879
394,851	2.50%, 03/15/2028(5)	18,012
307,242	2.50%, 05/15/2028(5)	14,719
1,593,666	2.50%, 05/01/2050	1,320,567
1,932,015	2.50%, 06/01/2050	1,597,925
6,560,369	2.50%, 07/01/2050	5,425,917
5,839,282	2.50%, 01/25/2051(5)	875,892
1,306,607	2.50%, 05/01/2051	1,080,926
881,128	2.50%, 07/01/2051	725,127
1,125,664	2.50%, 08/01/2051	926,120
2,016,985	2.50%, 10/01/2051	1,660,481
5,409,864	2.50%, 03/15/2052(5)	805,145
1,467,597	2.50%, 04/01/2052	1,206,940
1,150,736	2.75%, 12/15/2041	996,257
507,988	3.00%, 03/15/2028(5)	28,664
414,527	3.00%, 08/01/2029	392,382
307,381	3.00%, 05/15/2032(5)	10,287
3,871,701	3.00%, 10/01/2032	3,573,756
324,474	3.00%, 03/15/2033(5)	30,362
1,589,148	3.00%, 04/01/2033	1,468,467
1,690,526	3.00%, 11/01/2036	1,546,941
1,642,981	3.00%, 01/01/2037	1,503,450
302,000	3.00%, 04/15/2042	258,940
1,445,177	3.00%, 07/15/2045	1,229,369
3,765,091	3.00%, 11/01/2046	3,272,443
7,880,251	3.00%, 12/01/2046	6,852,408
1,432,922	3.00%, 07/01/2050	1,225,602
3,826,927	3.00%, 10/01/2051	3,273,754
1,474,953	3.00%, 01/01/2052	1,261,465
995,000	3.12%, 10/25/2031(3)	873,870
389,117	3.25%, 11/15/2041	356,240
127,602	3.50%, 09/15/2026(5)	5,651
158,134	3.50%, 03/15/2027(5)	6,493
5,010,296	3.50%, 01/15/2033(5)	580,301
796,227	3.50%, 08/01/2034	741,918
876,806	3.50%, 03/15/2041(5)	42,740
1,890,563	3.50%, 01/15/2043(5)	306,274
1,859,448	3.50%, 05/15/2043	1,633,697
4,158,337	3.50%, 08/15/2045	3,738,285
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FHLMC - 5.0% - (continued)
$ 654,547	3.50%, 10/15/2045	$ 580,567
303,742	3.50%, 06/01/2046	273,921
1,983,895	3.50%, 12/15/2046	1,807,343
1,339,926	3.50%, 10/01/2047	1,205,436
673,670	3.50%, 12/01/2047	605,562
1,917,649	3.50%, 01/01/2048	1,724,969
1,316,361	3.50%, 03/01/2048	1,189,809
108,533	3.50%, 04/01/2048	97,907
483,194	3.50%, 05/01/2048	433,537
1,013,251	3.50%, 12/01/2048	909,711
456,369	4.00%, 08/01/2025	448,921
114,019	4.00%, 08/15/2026(5)	3,894
435,217	4.00%, 07/15/2027(5)	15,114
662,261	4.00%, 03/15/2028(5)	27,081
171,719	4.00%, 06/15/2028(5)	8,099
538,030	4.00%, 07/15/2030(5)	48,100
1,775,271	4.00%, 05/25/2040(5)	277,276
2,162,037	4.00%, 09/15/2041	2,045,187
771,628	4.00%, 05/01/2042	725,908
256,941	4.00%, 08/01/2042	241,711
363,582	4.00%, 09/01/2042	341,881
98,502	4.00%, 07/01/2044	92,559
304,268	4.00%, 02/01/2046	285,480
827,478	4.00%, 11/01/2047	773,027
145,144	4.00%, 09/01/2048	134,650
4,680,352	4.00%, 04/01/2049	4,328,931
2,352,616	4.00%, 07/01/2049	2,186,934
192,350	4.50%, 02/01/2039	186,130
1,408,077	4.50%, 05/01/2042	1,364,686
370,163	4.50%, 07/01/2042	358,754
230,491	4.50%, 09/01/2044	223,380
816,182	4.75%, 07/15/2039	795,023
476,510	5.00%, 09/15/2033(5)	78,121
83,963	5.00%, 04/01/2038	84,074
214,940	5.00%, 08/01/2039	215,226
131,445	5.00%, 09/01/2039	128,207
192,110	5.00%, 01/01/2040	190,989
68,623	5.00%, 08/01/2040	68,441
3,202	5.00%, 02/01/2041	3,207
96,828	5.00%, 07/01/2041	96,956
151,534	5.00%, 04/01/2044	151,734
3,951,329	5.00%, 03/15/2045(5)	876,959
78,949	5.00%, 03/01/2047	76,537
20,022	5.00%, 11/01/2047	19,382
671,265	5.00%, 02/15/2048(5)	145,695
19,200	5.50%, 08/15/2033	19,358
356,824	5.50%, 04/15/2036(5)	69,539
3,641	5.50%, 11/01/2037	3,734
17,330	5.50%, 04/01/2038	17,776
17,105	5.50%, 06/01/2038	17,544
904,025	5.50%, 08/01/2038	922,735
48,167	5.50%, 05/01/2040	49,397
191,341	5.50%, 08/01/2040	196,229
220,421	5.50%, 06/01/2041	226,050
1,439,804	5.50%, 10/15/2046(5)	296,553
755,471	5.50%, 12/15/2046(5)	130,660
45	6.00%, 01/01/2023	45
4,359	6.00%, 11/01/2032	4,392
55,589	6.00%, 11/01/2033	57,065
39,478	6.00%, 02/01/2034	40,527
62,936	6.00%, 07/01/2034	64,609
18,122	6.00%, 08/01/2034	18,603
28,424	6.00%, 09/01/2034	29,058
19,562	6.00%, 01/01/2035	19,716
16,130	6.00%, 03/01/2035	16,557
18,914	6.00%, 05/01/2038	19,061

The accompanying notes are an integral part of these financial statements.
171

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FHLMC - 5.0% - (continued)
$ 98,068	6.00%, 06/01/2038	$ 99,558
271,274	6.00%, 05/15/2039	276,112
249,085	6.50%, 07/15/2036	253,795
		140,708,656
	FNMA - 14.2%
43,903	0.00%, 03/25/2036(13)(14)	36,514
413,004	0.00%, 06/25/2036(13)(14)	344,248
587,978	0.00%, 06/25/2041(13)(14)	446,991
100,000	0.00%, 09/25/2041(13)(14)	68,209
872,964	0.10%, 08/25/2044(3)(5)	38,994
1,131,700	0.14%, 04/25/2055(3)(5)	36,769
939,264	0.25%, 05/25/2046(3)(5)	35,146
8,381,002	0.32%, 01/25/2030(3)(5)	95,627
898,202	0.33%, 06/25/2055(3)(5)	36,404
12,374,768	1.39%, 05/25/2029(3)(5)	694,272
1,187,671	1.75%, 12/25/2042	1,016,895
758,964	2.00%, 09/25/2039	666,883
2,285,871	2.00%, 09/01/2040	1,891,985
7,095,251	2.00%, 12/01/2040	5,872,525
2,043,092	2.00%, 04/01/2041	1,690,989
683,389	2.00%, 05/01/2041	563,918
4,423,971	2.00%, 10/01/2041	3,644,956
1,710,162	2.00%, 02/01/2042	1,415,437
3,240,344	2.00%, 09/01/2050	2,568,617
7,058,200	2.00%, 12/01/2050	5,588,360
1,527,339	2.00%, 01/01/2051	1,221,570
16,993,991	2.00%, 02/01/2051	13,463,079
27,311,531	2.00%, 03/01/2051	21,642,445
16,980,130	2.00%, 04/01/2051	13,456,283
8,531,433	2.00%, 05/01/2051	6,760,004
923,830	2.00%, 07/01/2051	731,249
94,990	2.00%, 12/01/2051	75,505
286,773	2.00%, 02/01/2052	226,953
11,731,843	2.00%, 03/01/2052	9,273,758
1,350,388	2.25%, 04/01/2033	1,063,102
210,220	2.50%, 06/25/2028(5)	9,994
4,644,018	2.50%, 06/01/2040	3,960,477
181,724	2.50%, 01/01/2043	151,214
1,080,696	2.50%, 02/01/2043	902,635
1,036,492	2.50%, 03/01/2043	862,605
420,000	2.50%, 03/25/2043	322,077
471,933	2.50%, 04/01/2043	394,173
232,058	2.50%, 06/01/2043	193,713
338,273	2.50%, 08/01/2043	282,604
1,955,729	2.50%, 06/01/2050	1,619,256
5,127,360	2.50%, 10/01/2050	4,238,767
2,794,645	2.50%, 11/01/2050	2,302,403
1,332,982	2.50%, 12/01/2050	1,100,683
1,908,559	2.50%, 01/01/2051	1,582,406
1,130,186	2.50%, 02/01/2051	931,122
1,129,164	2.50%, 03/01/2051	932,397
29,230,030	2.50%, 05/01/2051	24,122,033
4,449,508	2.50%, 06/01/2051	3,663,474
6,614,319	2.50%, 08/01/2051	5,452,428
1,722,593	2.50%, 09/01/2051	1,418,279
1,648,686	2.50%, 10/01/2051	1,356,258
19,986,188	2.50%, 11/01/2051	16,552,501
2,592,215	2.50%, 12/01/2051	2,152,248
2,907,477	2.50%, 01/01/2052	2,398,976
13,149,290	2.50%, 02/01/2052	10,812,595
2,055,805	2.50%, 03/01/2052	1,693,700
2,541,279	2.50%, 04/01/2052	2,090,207
2,990,132	2.50%, 05/01/2052	2,465,113
3,646,543	2.50%, 01/01/2057	2,990,598
59,170	2.55%, 07/25/2044	55,973
437,015	3.00%, 02/25/2027(5)	12,954
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FNMA - 14.2% - (continued)
$ 209,851	3.00%, 09/25/2027(5)	$ 10,642
128,662	3.00%, 12/25/2027(5)	7,353
971,491	3.00%, 01/25/2028(5)	46,945
298,190	3.00%, 01/01/2030	281,895
2,975,469	3.00%, 04/25/2033(5)	212,751
847,561	3.00%, 08/01/2033	782,313
335,257	3.00%, 06/01/2035	306,448
314,559	3.00%, 07/01/2035	285,781
1,916,120	3.00%, 03/01/2037	1,725,310
62,020	3.00%, 10/01/2037	55,884
2,500,465	3.00%, 03/25/2043	2,190,799
3,217,207	3.00%, 04/25/2043(15)	2,848,095
2,706,743	3.00%, 01/25/2045	2,307,433
1,744,157	3.00%, 09/01/2048	1,512,948
1,301,028	3.00%, 08/25/2049	1,164,684
1,395,697	3.00%, 02/01/2050	1,198,422
1,163,491	3.00%, 08/01/2050	1,003,961
933,144	3.00%, 04/01/2051	797,051
2,601,094	3.00%, 05/01/2051	2,247,717
4,191,152	3.00%, 08/01/2051	3,580,116
4,966,437	3.00%, 09/01/2051	4,239,459
7,000,587	3.00%, 10/01/2051	5,985,074
8,203,920	3.00%, 11/01/2051	7,007,008
3,778,453	3.00%, 12/01/2051	3,224,836
600,000	3.00%, 09/25/2057	455,648
321,273	3.38%, 12/01/2029	293,827
1,635,000	3.40%, 09/01/2032	1,436,451
558,442	3.50%, 05/25/2027(5)	30,140
395,851	3.50%, 10/25/2027(5)	24,075
401,343	3.50%, 05/25/2030(5)	32,467
152,030	3.50%, 08/25/2030(5)	10,277
239,715	3.50%, 02/25/2031(5)	11,012
2,853,410	3.50%, 08/25/2033(5)	321,915
367,420	3.50%, 09/25/2035(5)	38,313
2,841,734	3.50%, 11/25/2039(5)	282,296
105,202	3.50%, 09/01/2043	95,219
741,055	3.50%, 10/01/2044	670,270
645,928	3.50%, 02/01/2045	582,621
831,598	3.50%, 01/01/2046	749,159
131,952	3.50%, 02/01/2046	118,854
652,333	3.50%, 03/01/2046	588,402
1,002,473	3.50%, 09/01/2046	903,639
458,488	3.50%, 10/01/2046	412,788
412,218	3.50%, 10/25/2046(5)	73,675
619,303	3.50%, 11/01/2046	557,833
3,359,593	3.50%, 12/01/2046	3,051,282
1,071,818	3.50%, 05/01/2047	965,435
2,274,761	3.50%, 09/01/2047	2,045,131
396,228	3.50%, 12/01/2047	356,072
1,109,360	3.50%, 01/01/2048	996,348
350,139	3.50%, 02/01/2048	314,799
500,000	3.50%, 05/25/2048	416,316
1,633,816	3.50%, 07/01/2048	1,471,638
363,365	3.50%, 11/01/2048	326,538
4,468,037	3.50%, 04/01/2052	3,977,246
5,419,052	3.50%, 09/01/2057	4,848,269
2,266,124	3.50%, 05/01/2058	2,023,923
2,790,301	3.50%, 12/25/2058	2,544,590
2,570,000	3.52%, 11/01/2032	2,282,462
1,050,000	3.65%, 07/01/2032	946,541
2,536,036	3.89%, 09/01/2032	2,325,649
109,156	4.00%, 06/01/2025	106,951
602,147	4.00%, 05/25/2027(5)	24,369
614,394	4.00%, 04/01/2038	575,076
1,090,155	4.00%, 10/01/2040	1,024,327
421,377	4.00%, 11/01/2040	395,916

The accompanying notes are an integral part of these financial statements.
172

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FNMA - 14.2% - (continued)
$ 457,211	4.00%, 12/01/2040	429,686
152,886	4.00%, 02/01/2041	$ 143,654
440,072	4.00%, 03/01/2041	413,289
1,323,994	4.00%, 06/01/2041	1,222,854
185,961	4.00%, 03/25/2042(5)	24,844
157,186	4.00%, 08/01/2042	147,554
408,688	4.00%, 09/01/2042	383,992
110,326	4.00%, 11/25/2042(5)	13,417
200,639	4.00%, 11/25/2043	191,249
50,839	4.00%, 06/01/2044	47,640
7,126	4.00%, 08/01/2044	6,677
69,684	4.00%, 10/01/2044	65,299
97,425	4.00%, 11/01/2044	91,296
62,910	4.00%, 03/01/2045	58,951
86,200	4.00%, 05/01/2045	80,775
542,129	4.00%, 07/01/2045	505,201
354,427	4.00%, 05/01/2046	332,499
468,789	4.00%, 06/01/2046	438,686
599,690	4.00%, 04/01/2047	560,274
1,035,783	4.00%, 10/01/2047	968,180
1,072,821	4.00%, 11/01/2047	1,000,057
5,618,960	4.00%, 06/01/2048	5,244,650
791,553	4.00%, 09/01/2048	733,388
2,131,698	4.00%, 01/01/2049	1,975,060
6,135,729	4.00%, 04/01/2049	5,703,941
1,017,034	4.00%, 05/01/2049	947,355
4,311,352	4.00%, 04/01/2050	3,976,619
1,893,864	4.00%, 08/01/2051	1,749,075
2,545,511	4.00%, 06/01/2052	2,324,777
57,886	4.50%, 08/01/2024	57,515
4,044	4.50%, 04/01/2025	4,018
88,214	4.50%, 07/25/2027(5)	2,865
317,088	4.50%, 09/01/2035	304,630
72,958	4.50%, 08/01/2040	70,597
833,262	4.50%, 10/01/2040	806,574
40,888	4.50%, 08/01/2041	39,577
8,728	4.50%, 09/01/2041	8,448
388,490	4.50%, 10/01/2041	376,045
1,657,683	4.50%, 08/25/2043(5)	323,419
343,367	4.50%, 09/01/2043	332,369
812,972	4.50%, 04/01/2049	777,081
2,440,758	4.50%, 01/01/2051	2,335,212
96,262	5.00%, 04/25/2038	93,597
1,475,824	5.00%, 12/25/2043(5)	289,273
63,149	5.50%, 06/01/2033	64,301
254,184	5.50%, 07/01/2033	257,262
15,107	5.50%, 08/01/2033	15,411
946,855	5.50%, 11/01/2035	969,012
209,186	5.50%, 04/01/2036	214,229
185,731	5.50%, 04/25/2037	185,774
1,680,742	5.50%, 11/25/2040(5)	269,910
428,907	5.50%, 06/25/2042(5)	93,968
792,085	5.50%, 09/25/2044(5)	158,668
41,813	5.53%, 05/25/2042(3)(5)	4,219
5,795	6.00%, 11/01/2031	5,833
98,205	6.00%, 12/01/2032	99,454
88,400	6.00%, 03/01/2033	90,613
177,535	6.00%, 02/01/2037	183,764
150,422	6.00%, 12/01/2037	154,593
84,029	6.00%, 03/01/2038	86,852
47,043	6.00%, 10/01/2038	48,542
1,252,014	6.00%, 01/25/2042(5)	160,865
1,627	7.50%, 12/01/2029	1,634
6,871	7.50%, 03/01/2030	7,146
9,442	7.50%, 09/01/2031	9,455
15,525,000	3.50%, 11/15/2037(16)	14,581,371
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	FNMA - 14.2% - (continued)
$ 15,465,000	4.00%, 11/15/2037(16)	$ 14,789,010
9,515,000	5.00%, 11/15/2052(16)	9,165,621
18,715,000	5.00%, 12/15/2052(16)	18,006,608
18,950,000	5.50%, 11/15/2052(16)	18,671,672
8,450,000	6.00%, 11/15/2052(16)	8,444,389
8,050,000	6.00%, 12/15/2052(16)	8,057,547
		403,822,116
	GNMA - 8.4%
4,832,155	2.00%, 10/20/2050	3,995,354
7,080,000	2.00%, 11/21/2052(16)	5,814,727
548,176	2.14%, 04/20/2040	440,877
454,714	2.50%, 12/16/2039	410,394
933,586	2.50%, 07/20/2041	817,965
3,573,356	2.50%, 09/20/2051	3,035,411
11,871,840	2.50%, 10/20/2051	10,083,688
12,445,000	2.50%, 11/21/2052(16)	10,539,359
263,854	3.00%, 09/20/2028(5)	13,393
4,288,181	3.00%, 05/20/2035(5)	259,997
299,531	3.00%, 09/16/2042	235,068
419,345	3.00%, 09/20/2042	348,882
76,547	3.00%, 11/15/2042	68,600
328,133	3.00%, 02/16/2043(5)	42,323
76,880	3.00%, 06/15/2043	68,846
13,995	3.00%, 07/15/2043	12,512
3,406,646	3.00%, 01/16/2044	3,069,869
44,281	3.00%, 10/15/2044	39,097
67,852	3.00%, 02/15/2045	59,280
34,527	3.00%, 03/15/2045	30,176
127,343	3.00%, 04/15/2045	111,294
326,844	3.00%, 04/20/2045	292,933
31,378	3.00%, 06/15/2045	28,004
898,919	3.00%, 07/15/2045	785,304
14,796	3.00%, 08/15/2045	12,926
40,529	3.00%, 11/20/2045	36,076
169,000	3.00%, 02/20/2046	140,417
4,442,539	3.00%, 04/20/2051	3,894,926
4,159,412	3.00%, 08/20/2051	3,641,091
5,301,704	3.00%, 09/20/2051	4,648,134
3,628,875	3.00%, 10/20/2051	3,159,950
12,230,342	3.00%, 12/20/2051	10,687,235
57,040,000	3.00%, 11/21/2052(16)	49,595,835
107,432	3.50%, 02/16/2027(5)	5,137
283,766	3.50%, 03/20/2027(5)	14,240
232,137	3.50%, 07/20/2040(5)	11,173
440,637	3.50%, 12/20/2040	431,271
280,929	3.50%, 02/20/2041(5)	7,220
732,536	3.50%, 04/20/2042(5)	43,544
230,034	3.50%, 05/15/2042	211,274
1,766,530	3.50%, 10/20/2042(5)	270,016
526,724	3.50%, 12/15/2042	483,748
520,143	3.50%, 03/15/2043	477,896
652,060	3.50%, 04/15/2043	598,845
1,145,492	3.50%, 05/15/2043	1,052,242
159,728	3.50%, 05/20/2043(5)	25,416
635,968	3.50%, 07/20/2043(5)	83,901
2,191,106	3.50%, 06/20/2046	1,997,316
2,212,039	3.50%, 02/20/2047	2,011,868
308,775	3.50%, 07/20/2047	280,633
2,418,649	3.50%, 08/20/2047	2,198,082
86,189	3.50%, 09/20/2047	78,699
106,788	3.50%, 10/20/2047	97,044
505,437	3.50%, 11/20/2047	458,905
459,495	3.50%, 03/20/2048	417,530
1,774,235	3.50%, 07/20/2049	1,606,105
3,373,624	3.50%, 08/20/2052	3,022,261
51,155,000	3.50%, 11/21/2052(16)	45,769,737

The accompanying notes are an integral part of these financial statements.
173

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	GNMA - 8.4% - (continued)
$ 1,375,745	3.88%, 08/15/2042	$ 1,298,947
267,062	4.00%, 04/16/2026(5)	9,087
65,599	4.00%, 12/16/2026(5)	2,823
965,633	4.00%, 05/20/2029(5)	40,362
778,033	4.00%, 09/20/2040	733,432
133,010	4.00%, 10/20/2040	124,228
350,564	4.00%, 12/20/2040	331,516
69,095	4.00%, 02/15/2041	65,235
140,954	4.00%, 05/16/2042(5)	16,711
2,252,424	4.00%, 09/16/2042(5)	473,516
328,337	4.00%, 03/20/2043(5)	63,217
120,109	4.00%, 01/20/2044(5)	22,441
1,810,592	4.00%, 02/20/2045	1,699,207
1,396,693	4.00%, 08/20/2045	1,313,111
1,001,254	4.00%, 03/20/2047(5)	156,387
467,983	4.00%, 11/20/2047	434,350
1,261,415	4.00%, 03/20/2048	1,173,311
4,960,642	4.00%, 07/20/2048	4,638,622
23,490,000	4.00%, 11/21/2052(16)	21,647,503
16,408	4.50%, 07/15/2033	15,842
29,194	4.50%, 05/15/2040	28,422
263,305	4.50%, 06/15/2041	255,559
20,632	4.50%, 09/20/2041	20,191
10,702	4.50%, 05/20/2044	10,572
553,315	4.50%, 06/20/2044	546,965
469,565	4.50%, 10/20/2044	460,773
475,213	4.50%, 04/20/2045(5)	90,648
806,331	4.50%, 05/20/2045(5)	153,581
2,599,453	4.50%, 08/20/2045(5)	513,542
396,160	4.50%, 01/20/2046	388,678
1,621,395	4.50%, 12/16/2046(5)	294,965
1,526,225	4.50%, 01/20/2047(5)	205,749
1,717,424	4.50%, 05/20/2048(5)	245,667
1,348,851	4.50%, 08/20/2049	1,287,390
2,254,286	4.50%, 09/20/2049	2,160,292
9,565,000	4.50%, 11/21/2052(16)	9,064,706
65,549	5.00%, 05/20/2034	65,719
23,043	5.00%, 07/15/2039	23,184
1,243,296	5.00%, 02/16/2040(5)	278,875
208,697	5.00%, 05/20/2040(5)	45,808
337,855	5.00%, 06/15/2041	342,566
480,087	5.00%, 10/16/2041(5)	79,377
471,264	5.00%, 03/15/2044	477,960
791,482	5.00%, 06/20/2046(5)	124,072
272,135	5.00%, 01/16/2047(5)	59,134
197,288	5.00%, 09/16/2047(5)	39,848
236,932	5.00%, 06/20/2048(5)	41,766
4,983,150	5.00%, 06/15/2052	4,897,054
199,285	5.00%, 07/15/2052	195,842
227,710	5.50%, 05/15/2033	235,083
15,693	5.50%, 06/15/2035	16,191
19,785	5.50%, 04/15/2038	19,931
182,097	5.50%, 05/20/2038	183,075
775,689	5.50%, 03/20/2039(5)	141,202
889,058	5.50%, 02/16/2047(5)	157,466
450,935	5.50%, 02/20/2047(5)	82,341
1,000,000	5.50%, 11/21/2052(16)	1,002,812
708,894	5.88%, 07/20/2039(3)(5)	103,992
26,046	6.00%, 11/15/2032	26,569
74,277	6.00%, 02/15/2033	75,794
9,231	6.00%, 07/15/2033	9,415
14,408	6.00%, 10/15/2034	14,692
124,071	6.00%, 03/15/2036	127,620
1,725	6.00%, 05/15/2036	1,801
67,568	6.00%, 08/15/2039	68,922
5,371	6.00%, 09/15/2039	5,479
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 40.6% - (continued)
	Mortgage-Backed Agencies - 40.6% - (continued)
	GNMA - 8.4% - (continued)
$ 10,487	6.00%, 06/15/2040	$ 10,696
1,024,049	6.00%, 09/20/2040(5)	200,708
874,749	6.00%, 02/20/2046(5)	177,651
8,089	6.50%, 09/15/2028	8,322
672	6.50%, 10/15/2028	691
3,246	6.50%, 12/15/2028	3,339
18,956	6.50%, 05/15/2029	19,525
18,330	6.50%, 08/15/2031	18,859
1,806	6.50%, 09/15/2031	1,858
7,610	6.50%, 10/15/2031	7,830
87,564	6.50%, 11/15/2031	90,090
19,202	6.50%, 01/15/2032	19,755
4,265	6.50%, 03/15/2032	4,388
4,196	6.50%, 04/15/2032	4,317
		237,573,213
	UMBS - 13.0%
12,510,000	1.50%, 11/15/2037(16)	10,649,942
13,500,000	1.50%, 11/15/2052(16)	10,040,098
1,000,000	2.00%, 11/15/2037(16)	876,314
33,948,000	2.00%, 11/15/2052(16)	26,781,789
61,890,000	2.50%, 11/15/2052(16)	50,691,778
61,885,000	2.50%, 12/15/2052(16)	50,680,431
25,411,000	3.50%, 11/15/2052(16)	22,354,732
111,785,000	4.50%, 11/15/2052(16)	104,872,669
99,085,000	4.50%, 12/15/2052(16)	92,872,834
		369,820,587
	Total U.S. Government Agencies (cost $1,231,724,788)	$ 1,151,924,572
U.S. GOVERNMENT SECURITIES - 22.7%
	Other Direct Federal Obligations - 0.0%
	FHLB - 0.0%
700,000	4.25%, 09/15/2065	$ 587,719
	U.S. Treasury Securities - 22.7%
	U.S. Treasury Bonds - 11.6%
14,623,855	0.13%, 02/15/2052(17)	9,303,286
28,106,000	1.13%, 08/15/2040	16,558,386
100,845,000	1.25%, 05/15/2050	51,671,244
23,005,000	1.38%, 08/15/2050	12,195,346
18,100,000	2.50%, 02/15/2046(18)	12,893,422
23,034,000	2.88%, 11/15/2046(18)(19)(20)	17,648,903
6,035,000	3.00%, 05/15/2045	4,743,369
12,500,000	3.00%, 02/15/2047	9,791,016
17,840,000	3.00%, 02/15/2048	14,029,487
20,430,000	3.00%, 08/15/2052	16,267,387
28,740,000	3.13%, 02/15/2043	23,464,638
55,100,000	3.13%, 08/15/2044(20)	44,441,594
22,900,000	3.13%, 05/15/2048	18,499,801
29,030,000	3.38%, 08/15/2042	24,952,192
63,465,000	3.38%, 05/15/2044	53,474,220
		329,934,291
	U.S. Treasury Notes - 11.1%
3,367,321	0.13%, 07/15/2030(17)	3,003,163
39,309,347	0.25%, 07/15/2029(17)	35,850,841
25,999,096	0.75%, 07/15/2028(17)	24,726,563
17,615,000	1.25%, 08/15/2031	13,979,154
105,980,000	1.38%, 11/15/2031	84,461,092
67,025,000	2.75%, 08/15/2032	59,914,066
94,770,000	2.88%, 05/31/2025	91,038,431
		312,973,310
	Total U.S. Government Securities (cost $803,616,241)	$ 643,495,320

The accompanying notes are an integral part of these financial statements.
174

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.0%
	Energy - 0.0%
38,914	Ascent Resources - Marcellus LLC Class A*(21)		$ 92,421
4,601	Foresight Energy LLC*		50,609
13,623	Philadelphia Energy Solutions*(21)		—
	Total Common Stocks (cost $281,412)		$ 143,030
PREFERRED STOCKS - 0.0%
	Banks - 0.0%
469	U.S. Bancorp Series A, 5.10%(22)		$ 355,737
	Total Preferred Stocks (cost $332,990)		$ 355,737
WARRANTS - 0.0%
	Energy - 0.0%
10,075	Ascent Resources - Marcellus LLC Expires 03/30/2023*(21)		$ 111
	Total Warrants (cost $806)		$ 111
	Total Long-Term Investments (cost $3,863,387,423)		$ 3,351,906,995
SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 2.1%
$ 59,487,078	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $59,492,052; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $60,676,909		$ 59,487,078
	Securities Lending Collateral - 0.1%
454,693	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(23)		454,693
1,515,645	HSBC US Government Money Market Fund, 3.09%(23)		1,515,645
454,694	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(23)		454,694
454,694	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(23)		454,694
			2,879,726
	Total Short-Term Investments (cost $62,366,804)		$ 62,366,804
	Total Investments (cost $3,925,754,227)	120.3%	$ 3,414,273,799
	Other Assets and Liabilities	(20.3)%	(576,742,541)
	Total Net Assets	100.0%	$ 2,837,531,258
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $838,067,874, representing 29.5% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $43,308,556, representing 1.5% of net assets.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $8,078, which represents to 0.0% of total net assets.
(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(13)	Securities disclosed are principal-only strips.
(14)	Security is a zero-coupon bond.
(15)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

The accompanying notes are an integral part of these financial statements.
175

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

(16)	Represents or includes a TBA transaction.
(17)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $19,176,351.
(19)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2022, the market value of securities pledged was $3,524,570.
(20)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2022, the market value of securities pledged was $3,751,330.
(21)	Investment valued using significant unobservable inputs.
(22)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(23)	Current yield as of period end.

OTC Swaptions Outstanding at October 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaptions:
Call
CDX.NA.IG.S39.V1.5Y *	GSC	105.00%	Pay	11/16/2022	USD	(214,930,000)	$ (1,436,717)	$ (752,255)	$ (684,462)
CDX.NA.IG.S39.V1.5Y *	BOA	95.00%	Pay	11/16/2022	USD	(214,930,000)	(660,289)	(614,700)	(45,589)
							$ (2,097,006)	$ (1,366,955)	$ (730,051)
Put
CDX.NA.IG.S39.V1.5Y *	GSC	105.00%	Receive	11/16/2022	USD	(214,930,000)	$ (97,479)	$ (677,029)	$ 579,550
CDX.NA.IG.S39.V1.5Y *	BOA	95.00%	Receive	11/16/2022	USD	(214,930,000)	(270,401)	(442,756)	172,355
							$ (367,880)	$ (1,119,785)	$ 751,905
Total Written Option Contracts OTC swaption contracts							$ (2,464,886)	$ (2,486,740)	$ 21,854

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	712	12/15/2022	$ 53,960,182	$ (509,570)
Canadian 10-Year Bond Future	627	12/19/2022	56,622,608	(364,529)
U.S. Treasury 2-Year Note Future	2,402	12/30/2022	490,927,514	(3,098,546)
U.S. Treasury 5-Year Note Future	3,278	12/30/2022	349,414,313	(6,507,020)
Total				$ (10,479,665)
Short position contracts:
Euro BUXL 30-Year Bond Future	253	12/08/2022	$ 36,058,919	$ 3,161,662
Euro-BUND Future	255	12/08/2022	34,887,389	1,707,382
U.S. Treasury 10-Year Note Future	1,711	12/20/2022	189,225,906	4,654,339
U.S. Treasury 10-Year Ultra Future	879	12/20/2022	101,950,266	5,796,227
U.S. Treasury Long Bond Future	453	12/20/2022	54,586,500	7,018,365
U.S. Treasury Ultra Bond Future	682	12/20/2022	87,061,563	7,727,688
Total				$ 30,065,663
Total futures contracts				$ 19,585,998

The accompanying notes are an integral part of these financial statements.
176

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

TBA Sale Commitments Outstanding at October 31, 2022
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 2.50%	$ 32,388,000	11/15/2052	$ (29,473,080)	$ 579,246
FNMA, 2.50%	26,477,000	11/15/2052	(22,487,868)	426,500
Total TBA sale commitments (proceeds receivable $52,966,694)			$ (51,960,948)	$ 1,005,746
At October 31, 2022, the aggregate market value of TBA Sale Commitments represents (1.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	592,285	(0.09%)	08/25/2037	Monthly	$ 120,415	$ —	$ 32,525	$ (87,890)
ABX.HE.AAA.07	CSI	USD	1,284,637	(0.09%)	08/25/2037	Monthly	300,301	—	70,449	(229,852)
ABX.HE.AAA.07	MSC	USD	864	(0.18%)	07/25/2045	Monthly	13	—	11	(2)
ABX.HE.PENAAA.06	MSC	USD	92,332	(0.11%)	05/25/2046	Monthly	10,678	—	6,761	(3,917)
ABX.HE.PENAAA.06	JPM	USD	305,112	(0.11%)	05/25/2046	Monthly	35,201	—	22,342	(12,859)
ABX.HE.PENAAA.06	GSC	USD	246,155	(0.11%)	05/25/2046	Monthly	55,993	—	18,025	(37,968)
CMBX.NA.BBB-.13	MSC	USD	57,162	(4.58%)	12/25/2037	Monthly	—	(132)	(246)	(114)
PrimeX.ARM.2 (2)	JPM	USD	135,225	(0.09%)	08/25/2037	Monthly	27,351	—	7,426	(19,925)
Total							$ 549,952	$ (132)	$ 157,293	$ (392,527)
Sell protection:
ABX.HE.AAA.06	MSC	USD	135,225	0.09%	08/25/2037	Monthly	$ 925	$ —	$ (7,278)	$ (8,203)
ABX.HE.AAA.07	MSC	USD	592,285	0.09%	08/25/2037	Monthly	4,024	—	(31,877)	(35,901)
ABX.HE.AAA.07	MSC	USD	1,284,636	0.09%	08/25/2037	Monthly	8,796	—	(69,137)	(77,933)
ABX.HE.PENAAA.06	CSI	USD	864	0.18%	07/25/2045	Monthly	—	—	(11)	(11)
ABX.HE.PENAAA.06	BCLY	USD	643,602	0.11%	05/25/2046	Monthly	—	(13,111)	(47,106)	(33,995)
PrimeX.ARM.2 (2)	MSC	USD	57,162	4.58%	12/25/2037	Monthly	1,623	—	279	(1,344)
Total							$ 15,368	$ (13,111)	$ (155,130)	$ (157,387)
Total OTC credit default swap contracts							$ 565,320	$ (13,243)	$ 2,163	$ (549,914)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	Investment valued using significant unobservable inputs.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.38.V1	USD	22,830,000	(1.00%)	12/20/2027	Quarterly	$ 1,909,472	$ 1,864,485	$ (44,987)
Total						$ 1,909,472	$ 1,864,485	$ (44,987)
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	9,715,000	(1.00%)	06/20/2027	Quarterly	$ 504,965	$ 590,549	$ 85,584
Total						$ 504,965	$ 590,549	$ 85,584
Total centrally cleared credit default swap contracts						$ 2,414,437	$ 2,455,034	$ 40,597

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
177

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
1.56% Fixed	12 Mo. USD SOFR	USD	12,720,000	12/15/2051	Annual	$ —	$ (76,865)	$ 4,298,398	$ 4,375,263
Total centrally cleared interest rate swaps contracts						$ —	$ (76,865)	$ 4,298,398	$ 4,375,263

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,598,000	EUR	2,550,381	USD	BNP	12/21/2022	$ 28,488
223,000	EUR	225,590	USD	UBS	12/21/2022	(4,232)
782,000	EUR	783,415	USD	MSC	12/21/2022	(7,173)
6,810,000	EUR	6,784,502	USD	CBK	12/21/2022	(24,649)
2,101,000	EUR	2,117,897	USD	WEST	12/21/2022	(32,368)
11,034,108	USD	58,910,000	BRL	BOA	12/21/2022	(243,965)
4,303,127	USD	4,354,162	EUR	UBS	11/30/2022	(9,034)
68,052,589	USD	67,599,000	EUR	DEUT	12/21/2022	951,371
20,302,033	USD	415,810,000	MXN	CBK	12/21/2022	(489,896)
Total foreign currency contracts						$ 168,542
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 677,171,665	$ —	$ 677,171,665	$ —
Corporate Bonds	717,376,372	—	717,376,372	—
Foreign Government Obligations	115,871,876	—	115,871,876	—
Municipal Bonds	44,630,618	—	44,630,618	—
Senior Floating Rate Interests	937,694	—	937,694	—
U.S. Government Agencies	1,151,924,572	—	1,151,924,572	—
U.S. Government Securities	643,495,320	—	643,495,320	—
Common Stocks
Energy	143,030	—	50,609	92,421
Preferred Stocks	355,737	355,737	—	—
Warrants	111	—	—	111
Short-Term Investments	62,366,804	2,879,726	59,487,078	—
Foreign Currency Contracts(2)	979,859	—	979,859	—
Futures Contracts(2)	30,065,663	30,065,663	—	—
Swaps - Credit Default(2)	85,584	—	85,584	—
Swaps - Interest Rate(2)	4,375,263	—	4,375,263	—
Total	$ 3,449,780,168	$ 33,301,126	$ 3,416,386,510	$ 92,532
Liabilities
Foreign Currency Contracts(2)	$ (811,317)	$ —	$ (811,317)	$ —
Futures Contracts(2)	(10,479,665)	(10,479,665)	—	—
Swaps - Credit Default(2)	(594,901)	—	(594,901)	—
TBA Sale Commitments(2)	(51,960,948)	—	(51,960,948)	—
Written Options	(2,464,886)	—	(2,464,886)	—
Total	$ (66,311,717)	$ (10,479,665)	$ (55,832,052)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
178

The Hartford World Bond Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9%
	Bermuda - 0.5%
	Bellemeade Re Ltd.
$ 491,929	4.75%, 03/25/2031, 1 mo. USD SOFR + 1.750%(1)(2)	$ 490,731
2,291,868	7.19%, 06/25/2030, 1 mo. USD LIBOR + 3.600%(1)(2)	2,287,552
1,105,000	7.59%, 03/25/2029, 1 mo. USD LIBOR + 4.000%(1)(2)	1,070,036
1,145,000	8.59%, 06/25/2030, 1 mo. USD LIBOR + 5.000%(1)(2)	1,111,131
	Home Re Ltd.
1,304,535	5.14%, 07/25/2033, 1 mo. USD LIBOR + 1.550%(1)(2)	1,295,881
1,367,741	6.59%, 10/25/2028, 1 mo. USD LIBOR + 3.000%(1)(2)	1,361,779
1,360,000	8.84%, 10/25/2030, 1 mo. USD LIBOR + 5.250%(1)(2)	1,358,370
1,140,000	Radnor Re Ltd. 6.29%, 03/25/2028, 1 mo. USD LIBOR + 2.700%(1)(2)	1,132,915
	Triangle Re Ltd.
314,058	5.64%, 10/25/2033, 1 mo. USD LIBOR + 2.050%(1)(2)	313,976
3,914,020	9.19%, 10/25/2030, 1 mo. USD LIBOR + 5.600%(1)(2)	3,922,305
1,625,000	11.34%, 10/25/2030, 1 mo. USD LIBOR + 7.750%(1)(2)	1,631,377
		15,976,053
	Canada - 0.1%
3,010,000	Evergreen Credit Card Trust 5.61%, 07/15/2026(1)	2,938,825
	Cayman Islands - 1.9%
810,000	ACRE Commercial Mortgage Ltd. 4.84%, 12/18/2037, 1 mo. USD LIBOR + 1.400%(1)(2)	764,351
2,125,000	Apidos CLO 6.68%, 04/15/2031, 3 mo. USD LIBOR + 2.600%(1)(2)	1,795,421
	Arbor Realty Collateralized Loan Obligation Ltd.
2,290,000	5.54%, 02/15/2035, 1 mo. USD SOFR + 2.164%(1)(2)	2,201,698
2,500,000	6.19%, 02/15/2035, 1 mo. USD SOFR + 2.814%(1)(2)	2,349,748
	Arbor Realty Commercial Real Estate Notes Ltd.
1,060,000	4.81%, 05/15/2036, 1 mo. USD LIBOR + 1.400%(1)(2)	1,016,859
895,000	5.01%, 08/15/2034, 1 mo. USD LIBOR + 1.600%(1)(2)	818,009
1,295,000	5.24%, 09/15/2034, 1 mo. USD SOFR + 1.864%(1)(2)	1,234,079
500,000	Atrium IX 6.64%, 05/28/2030, 3 mo. USD LIBOR + 3.600%(1)(2)	444,497
1,500,000	Battery Park CLO II Ltd. 7.38%, 10/20/2035, 3 mo. USD LIBOR + 3.200%(1)(2)	1,476,197
480,000	BDS Ltd. 5.74%, 12/16/2036, 1 mo. USD LIBOR + 2.300%(1)(2)	445,208
1,685,000	Benefit Street Partners CLO XIX Ltd. 11.10%, 01/15/2033, 3 mo. USD LIBOR + 7.020%(1)(2)	1,437,431
500,000	Carlyle CLO Ltd. 7.21%, 04/30/2031, 3 mo. USD LIBOR + 2.800%(1)(2)	435,759
890,000	Cent CLO 21 Ltd. 7.56%, 07/27/2030, 3 mo. USD LIBOR + 3.200%(1)(2)	752,337
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	Cayman Islands - 1.9% - (continued)
$ 940,000	Dryden Senior Loan Fund 10.96%, 04/15/2029, 3 mo. USD LIBOR + 6.880%(1)(2)	$ 820,189
1,500,000	Elmwood CLO Ltd. 5.86%, 11/20/2035, 3 mo. USD LIBOR + 2.250%(1)	1,499,738
1,280,000	Flatiron CLO 20 Ltd. 4.73%, 11/20/2033, 3 mo. USD LIBOR + 1.750%(1)(2)	1,200,888
770,000	Greystone Commercial Real Estate 5.41%, 07/15/2039, 1 mo. USD LIBOR + 2.000%(1)(2)	688,305
1,500,000	Harriman Park CLO Ltd. 7.34%, 04/20/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	1,319,565
1,950,000	Hayfin US XII Ltd. 8.40%, 01/20/2034, 3 mo. USD LIBOR + 4.160%(1)(2)	1,722,373
1,305,400	KKR CLO Ltd. 11.23%, 01/15/2032, 3 mo. USD LIBOR + 7.150%(1)(2)	1,119,324
	LCM L.P.
2,240,000	6.19%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	2,123,043
900,000	7.53%, 07/15/2027, 3 mo. USD LIBOR + 3.450%(1)(2)	844,569
3,000,000	Madison Park Funding Ltd. 6.13%, 04/19/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	2,839,827
	Magnetite Ltd.
430,000	7.11%, 07/25/2031, 3 mo. USD LIBOR + 2.750%(1)(2)	381,868
2,470,000	7.66%, 01/25/2032, 3 mo. USD LIBOR + 3.300%(1)(2)	2,214,945
2,000,000	Morgan Stanley Eaton Vance CLO Ltd. 6.69%, 10/20/2035, 3 mo. USD LIBOR + 2.850%(1)(2)	1,956,044
	OCP CLO Ltd.
2,130,000	7.32%, 04/24/2029, 3 mo. USD LIBOR + 3.000%(1)(2)	1,989,128
750,000	7.83%, 01/17/2032, 3 mo. USD LIBOR + 3.750%(1)(2)	659,400
2,240,000	Octagon 66 Ltd. 4.59%, 08/16/2033, 3 mo.USD SOFR + 1.940%(1)(2)	2,211,908
	Octagon Investment Partners Ltd.
2,765,000	6.57%, 10/24/2030, 3 mo. USD LIBOR + 2.250%(1)(2)	2,551,268
970,000	9.91%, 02/14/2031, 3 mo. USD LIBOR + 7.000%(1)(2)	803,618
1,500,000	OZLM Ltd. 5.93%, 04/15/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,342,626
	Palmer Square Loan Funding Ltd.
2,190,000	4.88%, 02/20/2028, 3 mo. USD LIBOR + 1.900%(1)(2)	2,114,447
1,110,000	5.38%, 05/20/2029, 3 mo. USD LIBOR + 2.400%(1)(2)	1,018,695
750,000	5.48%, 02/20/2028, 3 mo. USD LIBOR + 2.500%(1)(2)	699,042
1,995,000	6.96%, 10/15/2030, 3 mo.USD SOFR + 3.100%(1)(2)	1,800,509
1,155,000	Race Point CLO Ltd. 6.48%, 02/20/2030, 3 mo. USD LIBOR + 3.500%(1)(2)	1,024,285
	Sound Point CLO Ltd.
1,500,000	6.18%, 01/26/2031, 3 mo. USD LIBOR + 1.850%(1)(2)	1,361,606

The accompanying notes are an integral part of these financial statements.
179

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	Cayman Islands - 1.9% - (continued)
$ 835,000	7.29%, 07/18/2031, 3 mo. USD LIBOR + 3.100%(1)(2)	$ 655,358
2,330,000	Stratus CLO Ltd. 6.14%, 12/28/2029, 3 mo. USD LIBOR + 1.900%(1)(2)	2,159,773
1,000,000	Symphony CLO XXII Ltd. 6.34%, 04/18/2033, 3 mo. USD LIBOR + 2.150%(1)(2)	916,321
1,000,000	TCI-Flatiron CLO Ltd. 10.11%, 01/17/2032, 3 mo.USD SOFR + 6.250%(1)(2)	850,493
744,754	Thunderbolt Aircraft Lease Ltd. 4.15%, 09/15/2038(1)(3)	564,159
		56,624,908
	Jersey - 0.1%
2,250,000	Voya CLO Ltd. 6.77%, 10/20/2034, 3 mo. USD SOFR + 2.850%(1)(2)	2,207,727
	United States - 6.3%
	Aaset Trust
689,504	3.54%, 01/15/2047(1)	538,415
1,297,973	3.84%, 05/15/2039(1)	861,820
1,240,734	Affirm Asset Securitization Trust 4.55%, 06/15/2027(1)	1,209,652
1,400,000	Ajax Mortgage Loan Trust 2.35%, 09/25/2065(1)(4)	1,043,286
2,384,000	AMSR Trust 2.01%, 11/17/2037(1)	2,091,432
1,675,000	Angel Oak Mortgage Trust 3.81%, 04/25/2065(1)(4)	1,414,294
1,650,000	Antler Mortgage Trust 2.12%, 11/25/2024(1)(3)(4)	1,532,746
1,195,833	Avis Budget Rental Car Funding AESOP LLC 4.56%, 03/20/2024(1)	1,188,699
545,000	Bank of America Merrill Lynch Commercial Mortgage Trust 3.00%, 07/15/2049(1)	415,248
	BBCMS Mortgage Trust
5,219,133	1.62%, 04/15/2053(4)(5)	384,306
545,000	5.24%, 08/15/2036, 1 mo. USD LIBOR + 1.825%(1)(2)	519,071
	Bellemeade Re Ltd.
1,500,000	7.02%, 09/27/2032, 1 mo. USD SOFR + 4.000%(1)(2)	1,499,990
2,255,000	7.29%, 10/25/2030, 1 mo. USD LIBOR + 3.700%(1)(2)	2,267,692
2,430,000	8.44%, 10/25/2030, 1 mo. USD LIBOR + 4.850%(1)(2)	2,372,556
2,734,355	Benchmark Mortgage Trust 1.03%, 03/15/2052(4)(5)	131,344
1,150,000	BPR Trust 4.94%, 12/15/2023, 1 mo. USD SOFR + 1.525%(1)(2)	1,072,075
	BRAVO Residential Funding Trust
2,541,408	1.99%, 10/25/2059(1)(3)	2,390,482
432,000	2.29%, 03/25/2060(1)(4)	369,430
1,090,000	2.32%, 02/25/2049(1)(4)	965,849
1,334,000	5.09%, 05/25/2060(1)(4)	1,193,360
	BX Commercial Mortgage Trust
1,169,000	5.41%, 09/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	1,074,663
2,990,000	5.49%, 06/15/2027, 1 mo. USD SOFR + 2.115%(1)(2)	2,948,972
959,000	5.51%, 10/15/2037, 1 mo. USD LIBOR + 2.100%(1)(2)	889,149
2,135,000	6.16%, 10/15/2037, 1 mo. USD LIBOR + 2.750%(1)(2)	1,955,447
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	United States - 6.3% - (continued)
	BX Trust
$ 3,100,000	5.00%, 09/15/2034, 1 mo. USD LIBOR + 1.587%(1)(2)	$ 2,882,657
1,928,500	5.39%, 09/15/2037, 1 mo. USD LIBOR + 1.975%(1)(2)	1,843,810
690,000	5.66%, 01/15/2034, 1 mo. USD LIBOR + 2.250%(1)(2)	634,714
1,360,000	BXSC Commercial Mortgage Trust 5.77%, 03/15/2035, 1 mo. USD SOFR + 2.391%(1)(2)	1,285,345
895,000	CAMB Commercial Mortgage Trust 5.16%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	854,710
7,028,183	Cantor Commercial Real Estate 1.13%, 05/15/2052(4)(5)	342,921
	Castlelake Aircraft Structured Trust
401,606	2.74%, 08/15/2041(1)	350,095
1,095,405	3.97%, 04/15/2039(1)	944,953
4,108,226	CF Hippolyta Issuer LLC 2.28%, 07/15/2060(1)	3,523,746
1,474,731	Citigroup Mortgage Loan Trust 6.23%, 11/25/2070(1)(3)	1,402,003
2,258,000	COLT Mortgage Loan Trust 3.31%, 07/27/2054(1)(4)	1,652,024
770,000	Commercial Mortgage Trust 4.67%, 02/10/2047(4)	738,805
	Connecticut Avenue Securities Trust
3,024,558	3.85%, 12/25/2041, 1 mo. USD SOFR + 0.850%(1)(2)	2,928,480
2,443,942	4.20%, 01/25/2042, 1 mo. USD SOFR + 1.200%(1)(2)	2,373,680
170,362	5.69%, 10/25/2039, 1 mo. USD LIBOR + 2.100%(1)(2)	169,048
1,582,073	5.74%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	1,502,969
1,017,899	5.75%, 05/25/2042, 1 mo. USD SOFR + 2.750%(1)(2)	1,012,808
930,622	5.97%, 06/25/2042, 1 mo. USD SOFR + 2.950%(1)(2)	934,716
1,856,739	6.84%, 01/25/2040, 1 mo. USD LIBOR + 3.250%(1)(2)	1,595,733
2,500,000	6.99%, 10/25/2039, 1 mo. USD LIBOR + 3.400%(1)(2)	2,369,310
2,105,000	7.24%, 02/25/2040, 1 mo. USD LIBOR + 3.650%(1)(2)	2,042,840
1,140,000	7.77%, 09/25/2042, 1 mo. USD SOFR + 4.750%(1)(2)	1,132,889
2,400,000	7.94%, 07/25/2031, 1 mo. USD LIBOR + 4.350%(1)(2)	2,352,544
3,483,757	8.84%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	3,442,670
	CSAIL Commercial Mortgage Trust
8,965	0.57%, 08/15/2051(4)(5)	214
12,670,110	0.82%, 04/15/2050(4)(5)	162,806
611,652	CSMC Trust 3.25%, 04/25/2047(1)(4)	537,150
132,078	Diamond Resorts Owner Trust 1.51%, 11/21/2033(1)	121,252
	DT Auto Owner Trust
375,000	2.65%, 09/15/2028(1)	317,196
1,385,000	5.96%, 10/15/2026(1)	1,383,810
3,000,000	Eagle RE Ltd. 5.39%, 01/25/2030, 1 mo. USD LIBOR + 1.800%(1)(2)	2,865,778
1,315,000	ExteNet LLC 3.20%, 07/26/2049(1)	1,237,237

The accompanying notes are an integral part of these financial statements.
180

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	United States - 6.3% - (continued)
	Fannie Mae Connecticut Avenue Securities
$ 1,378,066	5.59%, 03/25/2031, 1 mo. USD LIBOR + 2.000%(2)	$ 1,372,516
1,869,423	5.94%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	1,832,036
1,614,529	6.19%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	1,609,220
1,972,744	6.59%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	1,976,421
1,000,000	7.19%, 01/25/2030, 1 mo. USD LIBOR + 3.600%(2)	984,833
2,325,000	7.84%, 01/25/2031, 1 mo. USD LIBOR + 4.250%(2)	2,346,642
3,038,676	7.99%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(2)	3,074,560
201,980	8.49%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	207,563
633,809	9.29%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	667,683
69,240	FCI Funding LLC 3.63%, 02/18/2031(1)	69,175
600,000	First Investors Auto Owner Trust 3.14%, 11/15/2028(1)	521,431
2,040,000	FirstKey Homes Trust 3.02%, 10/19/2037(1)	1,746,447
960,000	FRTKL 3.17%, 09/17/2038(1)	772,177
2,410,000	FS Rialto Issuer LLC 6.05%, 08/17/2037, 1 mo. USD SOFR + 2.580%(1)(2)	2,377,518
342,669	FWD Securitization Trust 2.44%, 01/25/2050(1)(4)	301,254
425,000	GS Auto Receivables Trust 3.97%, 01/18/2028(1)	385,138
1,671,662	GS Mortgage Securities Corp. Trust 5.36%, 09/15/2031, 1 mo. USD LIBOR + 1.950%(1)(2)	1,642,195
1,730,000	Hertz Vehicle Financing LLC 4.61%, 09/25/2026(1)	1,604,366
2,077,423	Home Partners of America Trust 4.73%, 04/17/2039(1)	1,892,392
2,750,000	Home Re Ltd. 5.85%, 10/25/2034, 1 mo. USD SOFR + 2.850%(1)(2)	2,687,628
1,400,000	HONO LULU Mortgage Trust 5.26%, 10/15/2036, 1 mo. USD LIBOR + 1.850%(1)(2)	1,317,003
	Horizon Aircraft Finance Ltd.
2,138,008	3.43%, 11/15/2039(1)	1,785,081
1,193,844	4.46%, 12/15/2038(1)	961,376
487,347	JP Morgan Chase Bank NA 4.30%, 03/25/2051, 1 mo. USD SOFR + 1.300%(1)(2)	417,301
	JP Morgan Chase Commercial Mortgage Securities Trust
2,580,000	3.62%, 01/16/2037(1)	2,215,315
2,630,000	5.11%, 04/15/2038, 1 mo. USD LIBOR + 1.700%(1)(2)	2,458,776
40,042,100	JPMBB Commercial Mortgage Securities Trust 0.60%, 09/15/2047(4)(5)	328,021
	Legacy Mortgage Asset Trust
328,135	1.89%, 10/25/2066(1)(3)	306,797
2,930,365	6.25%, 11/25/2059(1)(3)	2,930,893
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	United States - 6.3% - (continued)
$ 1,574,036	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	$ 1,499,302
	LHOME Mortgage Trust
1,680,000	2.09%, 06/25/2026(1)(3)	1,578,846
1,450,000	2.09%, 09/25/2026(1)(4)	1,347,091
915,000	3.97%, 02/25/2027(1)	877,046
1,690,709	Life Mortgage Trust 5.76%, 03/15/2038, 1 mo. USD LIBOR + 2.350%(1)(2)	1,545,942
	LSTAR Securities Investment Ltd.
1,142,198	5.57%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	1,038,112
1,122,606	7.27%, 04/01/2024, 1 mo. USD LIBOR + 3.500%(1)(2)	1,103,495
	Mercury Financial Credit Card Master Trust
885,000	1.54%, 03/20/2026(1)	835,898
2,075,000	2.50%, 09/21/2026(1)	1,907,454
3,000,000	MHC Commercial Mortgage Trust 5.01%, 04/15/2038, 1 mo. USD LIBOR + 1.601%(1)(2)	2,782,500
	Morgan Stanley Capital Trust
7,880,045	1.33%, 06/15/2050(4)(5)	305,903
1,600,000	4.61%, 07/15/2035, 1 mo. USD LIBOR + 1.200%(1)(2)	1,527,895
1,620,000	5.66%, 12/15/2036, 1 mo. USD LIBOR + 2.244%(1)(2)	1,462,522
1,113,050	Neighborly Issuer LLC 3.58%, 04/30/2051(1)	928,604
3,115,000	New York Mortgage Trust 2.24%, 05/25/2026(1)(3)	2,917,742
248,491	Oaktown Re VI Ltd. 4.65%, 10/25/2033, 1 mo. USD SOFR + 1.650%(1)(2)	247,694
1,819,200	Planet Fitness Master Issuer LLC 4.67%, 09/05/2048(1)	1,701,647
1,625,000	Prestige Auto Receivables Trust 5.90%, 07/15/2025(1)	1,623,642
	Preston Ridge Partners Mortgage Trust LLC
1,530,682	1.79%, 06/25/2026(1)(3)	1,363,876
515,727	2.36%, 11/25/2025(1)(3)	470,554
780,000	3.47%, 07/25/2026(1)(3)	675,982
1,145,000	3.67%, 08/25/2026(1)(3)	1,027,042
970,000	3.72%, 04/25/2026(1)(3)	761,143
1,870,000	3.97%, 10/25/2026(1)(4)	1,624,123
	Pretium Mortgage Credit Partners LLC
565,000	3.72%, 07/25/2051(1)(3)	496,021
1,325,000	3.84%, 07/25/2051(1)(3)	1,158,417
	Progress Residential Trust
755,000	2.30%, 10/17/2027(1)	653,814
1,335,000	2.55%, 04/19/2038(1)	1,115,900
1,970,000	3.18%, 10/17/2038(1)	1,578,793
3,135,000	Radnor RE Ltd. 5.93%, 09/25/2032, 1 mo. USD SOFR + 3.750%(1)(2)	3,126,729
395,000	Ready Capital Mortgage Financing LLC 5.49%, 07/25/2036, 1 mo. USD LIBOR + 1.900%(1)(2)	368,023
1,729,790	Santander Bank Auto Credit 5.28%, 05/15/2032(1)	1,670,788
900,000	Santander Drive Auto Receivables Trust 4.11%, 08/17/2026	879,403

The accompanying notes are an integral part of these financial statements.
181

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.9% - (continued)
	United States - 6.3% - (continued)
$ 1,065,018	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	$ 798,322
955,000	SFO Commercial Mortgage Trust 4.91%, 05/15/2038, 1 mo. USD LIBOR + 1.500%(1)(2)	868,895
845,000	SG Commercial Mortgage Securities Trust 4.85%, 10/10/2048(4)	728,231
756,713	Sonic Capital LLC 2.19%, 08/20/2051(1)	590,342
1,629,444	STACR Trust 5.99%, 02/25/2047, 1 mo. USD LIBOR + 2.400%(1)(2)	1,574,258
1,635,000	Starwood Residential Mortgage 5.81%, 04/17/2038, 1 mo. USD LIBOR + 2.400%(1)(2)	1,515,079
2,355,000	T-Mobile U.S. Trust 4.91%, 05/22/2028(1)	2,355,501
1,370,000	Toorak Mortgage Corp. Ltd. 2.24%, 06/25/2024(1)(3)	1,295,176
954,000	Tricolor Auto Securitization Trust 4.34%, 05/15/2025(1)	938,382
490,000	Tricon Residential Trust 4.75%, 04/17/2039(1)	439,964
3,325,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	2,914,070
	VCAT LLC
3,476,000	3.84%, 08/25/2051(1)(3)	3,026,022
1,270,000	3.97%, 09/25/2051(1)(3)	1,143,607
1,700,000	Verus Securitization Trust 3.20%, 10/25/2063(1)(4)	1,333,876
1,069,000	Vista Point Securitization Trust 3.40%, 04/25/2065(1)(4)	839,660
476,793	VOLT C LLC 1.99%, 05/25/2051(1)(3)	426,500
750,000	VOLT XCIII LLC 4.83%, 02/27/2051(1)(3)	627,364
1,426,194	VOLT XCV LLC 2.24%, 03/27/2051(1)(3)	1,314,514
988,547	VOLT XCVI LLC 2.12%, 03/27/2051(1)(3)	900,481
1,865,000	VOLT XCVII LLC 4.83%, 04/25/2051(1)(3)	1,481,579
1,761,050	Wave LLC 3.60%, 09/15/2044(1)	1,389,595
	Wells Fargo Commercial Mortgage Trust
2,000,000	3.07%, 08/15/2049(4)	1,539,909
1,455,000	3.15%, 09/15/2057(1)	1,186,304
	Wells Fargo N.A.
3,581,124	0.94%, 02/15/2052(4)(5)	154,610
10,217,619	1.02%, 04/15/2052(4)(5)	503,491
9,534,679	1.23%, 03/15/2063(4)(5)	594,718
	Westlake Automobile Receivables Trust
1,825,000	2.33%, 08/17/2026(1)	1,699,783
1,570,000	5.24%, 07/15/2025(1)	1,558,186
	WF-RBS Commercial Mortgage Trust
8,383,903	1.24%, 03/15/2047(4)(5)	86,581
1,714,293	4.84%, 06/15/2044(1)(4)	1,708,962
		193,796,554
	Total Asset & Commercial Mortgage-Backed Securities (cost $294,175,269)	$ 271,544,067
Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.2%
	United Kingdom - 0.0%
GBP 1,000,000	Trainline plc 1.00%, 01/14/2026(6)	$ 947,440
	United States - 0.2%
$ 260,000	Ford Motor Co. 0.00%, 03/15/2026(7)	261,300
632,000	Insulet Corp. 0.38%, 09/01/2026	807,696
500,000	JetBlue Airways Corp. 0.50%, 04/01/2026	370,250
580,000	NuVasive, Inc. 0.38%, 03/15/2025	501,700
4,555,000	Teva Pharmaceutical Finance Co. LLC 0.25%, 02/01/2026	3,323,328
		5,264,274
	Total Convertible Bonds (cost $7,874,243)	$ 6,211,714
CORPORATE BONDS - 15.2%
	Australia - 0.0%
1,380,000	FMG Resources August 2006 Pty Ltd. 4.50%, 09/15/2027(1)	$ 1,235,279
	Bermuda - 0.1%
1,595,000	NCL Corp. Ltd. 5.88%, 02/15/2027(1)	1,425,531
1,650,000	Weatherford International Ltd. 8.63%, 04/30/2030(1)	1,549,350
		2,974,881
	Canada - 0.1%
2,440,000	1011778 BC ULC / New Red Finance, Inc. 3.88%, 01/15/2028(1)	2,147,444
2,065,000	Enerflex Ltd. 9.00%, 10/15/2027(1)	2,008,832
		4,156,276
	Cayman Islands - 0.0%
875,000	CIFI Holdings Group Co., Ltd. 4.38%, 04/12/2027(6)	54,906
875,000	Country Garden Holdings Co., Ltd. 5.63%, 01/14/2030(6)	63,102
		118,008
	Chile - 0.3%
4,639,027	Alfa Desarrollo S.p.A. 4.55%, 09/27/2051(6)	2,963,495
5,218,000	Empresa Nacional de Telecomunicaciones S.A. 4.75%, 08/01/2026(6)	4,871,552
		7,835,047
	France - 0.1%
	Altice France S.A.
EUR 400,000	4.13%, 01/15/2029(6)	304,527
985,000	4.25%, 10/15/2029(1)	739,804
$ 750,000	5.13%, 01/15/2029(1)	564,375
EUR 1,554,000	CAB SELAS 3.38%, 02/01/2028(1)	1,197,877
		2,806,583
	Ireland - 0.3%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
$ 1,415,000	1.15%, 10/29/2023	1,340,522
7,800,000	1.75%, 10/29/2024	7,065,247
1,645,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	1,422,925
		9,828,694
	Italy - 0.2%
EUR 5,800,000	Autostrade per l'Italia S.p.A. 5.88%, 06/09/2024	5,881,163

The accompanying notes are an integral part of these financial statements.
182

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.2% - (continued)
	Japan - 0.2%
	NTT Finance Corp.
$ 2,235,000	4.14%, 07/26/2024(1)	$ 2,194,485
3,715,000	4.24%, 07/25/2025(1)	3,615,098
		5,809,583
	Jersey - 0.0%
EUR 1,605,000	Adient Global Holdings Ltd. 3.50%, 08/15/2024(6)	1,498,903
	Liberia - 0.3%
	Royal Caribbean Cruises Ltd.
$ 4,000,000	5.50%, 08/31/2026(1)	3,270,400
450,000	8.25%, 01/15/2029(1)	448,527
5,326,000	11.50%, 06/01/2025(1)	5,735,942
		9,454,869
	Luxembourg - 0.3%
EUR 2,075,000	Altice Financing S.A. 2.25%, 01/15/2025(1)	1,830,382
$ 4,335,000	EIG Pearl Holding S.a.r.l. 4.39%, 11/30/2046(1)	2,947,800
5,429,000	Millicom International Cellular S.A. 4.50%, 04/27/2031(6)	4,069,963
		8,848,145
	Mexico - 0.2%
	Trust Fibra Uno
2,840,000	4.87%, 01/15/2030(6)	2,137,157
3,350,000	5.25%, 01/30/2026(6)	3,002,527
2,085,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(1)	181,395
		5,321,079
	Mult - 0.1%
	Clarios Global L.P. / Clarios U.S. Finance Co.
EUR 1,115,000	4.38%, 05/15/2026(1)	1,026,374
$ 3,245,000	6.25%, 05/15/2026(1)	3,139,538
		4,165,912
	Netherlands - 0.6%
EUR 1,510,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(1)	1,085,872
$ 11,660,000	Prosus N.V. 3.26%, 01/19/2027(6)	9,598,192
	Teva Pharmaceutical Finance Netherlands II B.V.
EUR 1,530,000	3.75%, 05/09/2027	1,319,040
877,000	6.00%, 01/31/2025	857,161
2,005,000	Titan Holdings II B.V. 5.13%, 07/15/2029(1)	1,550,477
	United Group B.V.
1,750,000	3.63%, 02/15/2028(6)	1,245,195
670,000	5.25%, 02/01/2030(1)	470,110
995,000	6.52%, 02/01/2029, 3 mo. EURIBOR + 4.875%(1)(2)	807,984
		16,934,031
	Norway - 0.1%
$ 4,825,000	Aker BP ASA 3.00%, 01/15/2025(1)	4,520,042
	Panama - 0.1%
	Carnival Corp.
1,645,000	6.00%, 05/01/2029(1)	1,091,075
1,265,000	9.88%, 08/01/2027(1)	1,179,613
		2,270,688
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.2% - (continued)
	Spain - 0.2%
EUR 5,370,000	Lorca Telecom Bondco S.A. 4.00%, 09/18/2027(6)	$ 4,655,320
	Sweden - 0.0%
425,000	Verisure Holding AB 3.25%, 02/15/2027(6)	356,732
	Switzerland - 0.8%
	Credit Suisse Group AG
12,410,000	1.25%, 07/17/2025, (1.25% fixed rate until 07/17/2024; 1 year EUR Swap + 0.750% thereafter)(6)(8)	11,289,078
$ 6,850,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(1)(8)(9)	5,754,000
7,175,000	7.50%, 12/11/2023, (7.50% fixed rate until 12/11/2023; 5 year USD Swap + 4.598% thereafter)(6)(8)(9)	6,493,246
		23,536,324
	United Kingdom - 0.6%
1,805,000	Diageo Capital plc 5.20%, 10/24/2025	1,810,289
6,775,000	GSK Consumer Healthcare Capital U.K. plc 3.13%, 03/24/2025	6,378,397
	Sky Ltd.
7,375,000	3.13%, 11/26/2022(1)	7,366,884
2,700,000	3.75%, 09/16/2024(1)	2,623,303
EUR 700,000	Virgin Media Finance plc 3.75%, 07/15/2030(6)	546,405
		18,725,278
	United States - 10.6%
$ 6,050,000	AbbVie, Inc. 2.60%, 11/21/2024	5,747,198
610,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(1)	546,074
700,000	Acrisure LLC / Acrisure Finance, Inc. 10.13%, 08/01/2026(1)	693,712
	American Tower Corp.
4,315,000	2.40%, 03/15/2025	3,989,368
770,000	2.95%, 01/15/2025	725,552
1,000,000	4.00%, 06/01/2025	956,149
1,370,000	Apache Corp. 4.38%, 10/15/2028	1,224,270
750,000	APX Group, Inc. 5.75%, 07/15/2029(1)	597,844
1,220,000	Archrock Partners L.P. / Archrock Partners Finance Corp. 6.25%, 04/01/2028(1)	1,134,478
2,130,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(1)(10)	1,658,738
2,680,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	2,421,943
1,350,000	Baxter International, Inc. 0.87%, 12/01/2023(10)	1,290,266
930,000	BCPE Ulysses Intermediate, Inc. (7.75% Cash, 8.50% PIK) 7.75%, 04/01/2027(1)(11)	615,883
	Becton Dickinson and Co.
6,325,000	3.36%, 06/06/2024	6,132,450
3,775,000	3.73%, 12/15/2024	3,659,192
18,525,000	Boeing Co. 4.51%, 05/01/2023	18,449,370
	Brighthouse Financial Global Funding
945,000	1.00%, 04/12/2024(1)	884,312
3,225,000	3.82%, 04/12/2024, 3 mo. USD SOFR + 0.760%(1)(2)	3,190,361

The accompanying notes are an integral part of these financial statements.
183

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.2% - (continued)
	United States - 10.6% - (continued)
$ 8,115,000	Broadcom, Inc. 3.42%, 04/15/2033(1)	$ 6,159,826
	Buckeye Partners L.P.
1,570,000	4.13%, 03/01/2025(1)	1,479,741
895,000	4.50%, 03/01/2028(1)	776,413
275,000	Caesars Entertainment, Inc. 8.13%, 07/01/2027(1)(10)	267,438
	Charter Communications Operating LLC / Charter Communications Operating Capital
4,756,000	4.50%, 02/01/2024	4,682,241
9,300,000	4.91%, 07/23/2025	9,031,623
8,460,000	Cigna Corp. 4.13%, 11/15/2025	8,174,878
	Cinemark USA, Inc.
730,000	5.25%, 07/15/2028(1)	558,727
590,000	5.88%, 03/15/2026(1)(10)	500,261
	Clearway Energy Operating LLC
670,000	3.75%, 02/15/2031(1)	559,450
700,000	4.75%, 03/15/2028(1)	648,453
730,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(1)	691,449
3,400,000	CommonSpirit Health 2.76%, 10/01/2024	3,228,458
450,000	Condor Merger Sub, Inc. 7.38%, 02/15/2030(1)	372,184
3,300,000	Crown Castle, Inc. 3.20%, 09/01/2024	3,179,190
3,500,000	CVS Health Corp. 2.63%, 08/15/2024	3,349,130
	Discovery Communications LLC
4,185,000	2.95%, 03/20/2023	4,148,518
1,750,000	3.80%, 03/13/2024	1,699,637
	Dominion Energy, Inc.
4,970,000	2.45%, 01/15/2023(1)	4,941,122
6,790,000	3.30%, 03/15/2025	6,492,793
3,187,000	DT Midstream, Inc. 4.13%, 06/15/2029(1)	2,755,162
2,575,000	Elevance Health, Inc. 3.35%, 12/01/2024	2,477,536
2,111,000	EnLink Midstream LLC 5.63%, 01/15/2028(1)	2,023,288
	EQM Midstream Partners L.P.
970,000	4.00%, 08/01/2024	926,350
1,323,000	4.50%, 01/15/2029(1)	1,124,550
1,135,000	6.00%, 07/01/2025(1)	1,107,998
2,325,000	Exelon Corp. 3.95%, 06/15/2025	2,236,214
	Ford Motor Credit Co. LLC
485,000	3.35%, 11/01/2022	485,000
5,885,000	3.37%, 11/17/2023	5,685,957
1,775,000	3.81%, 01/09/2024	1,713,946
6,950,000	4.14%, 02/15/2023	6,925,640
850,000	4.38%, 08/06/2023	835,976
	Freedom Mortgage Corp.
1,175,000	6.63%, 01/15/2027(1)	877,020
1,300,000	7.63%, 05/01/2026(1)	1,027,052
850,000	8.13%, 11/15/2024(1)	747,788
10,590,000	General Motors Co. 5.40%, 10/02/2023	10,546,430
5,900,000	General Motors Financial Co., Inc. 6.05%, 10/10/2025	5,848,954
	Global Payments, Inc.
825,000	3.75%, 06/01/2023	816,601
2,975,000	4.00%, 06/01/2023	2,951,126
2,190,000	GSK Consumer Healthcare Capital U.S. LLC 3.02%, 03/24/2024	2,112,514
643,000	HCA, Inc. 7.50%, 11/15/2095	628,116
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.2% - (continued)
	United States - 10.6% - (continued)
$ 4,180,000	Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	$ 4,134,877
4,075,000	Home Point Capital, Inc. 5.00%, 02/01/2026(1)(10)	2,409,344
2,675,000	International Business Machines Corp. 3.00%, 05/15/2024	2,594,602
EUR 2,020,000	IQVIA, Inc. 2.25%, 01/15/2028(1)	1,724,653
$ 5,295,000	Magallanes, Inc. 3.76%, 03/15/2027(1)	4,709,039
1,575,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(1)	1,417,654
5,875,000	McDonald's Corp. 3.30%, 07/01/2025	5,637,473
2,335,000	Medline Borrower L.P. 3.88%, 04/01/2029(1)	1,914,700
1,715,000	Michaels Cos., Inc. 5.25%, 05/01/2028(1)	1,217,770
1,990,000	Midcap Financial Issuer Trust 6.50%, 05/01/2028(1)	1,690,465
6,849,500	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(1)	6,771,450
2,925,000	Mondelez International, Inc. 2.13%, 03/17/2024	2,803,361
	Netflix, Inc.
2,315,000	4.38%, 11/15/2026	2,209,968
6,300,000	5.88%, 02/15/2025	6,331,500
	NortonLifeLock, Inc.
745,000	6.75%, 09/30/2027(1)	737,274
1,100,000	7.13%, 09/30/2030(1)	1,082,125
	Novelis Corp.
1,515,000	3.25%, 11/15/2026(1)	1,325,676
800,000	3.88%, 08/15/2031(1)	619,768
4,675,000	ONEOK Partners L.P. 5.00%, 09/15/2023	4,651,040
7,775,000	ONEOK, Inc. 7.50%, 09/01/2023	7,873,176
745,000	OT Merger Corp. 7.88%, 10/15/2029(1)	478,663
510,000	Patterson-UTI Energy, Inc. 3.95%, 02/01/2028	448,083
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
1,000,000	2.70%, 03/14/2023(1)	989,756
2,225,000	3.45%, 07/01/2024(1)	2,135,237
1,083,000	3.90%, 02/01/2024(1)	1,055,168
1,625,000	4.25%, 01/17/2023(1)	1,622,010
1,820,000	PetSmart, Inc. / PetSmart Finance Corp. 4.75%, 02/15/2028(1)	1,661,460
295,000	Range Resources Corp. 4.75%, 02/15/2030(1)(10)	260,783
5,850,000	Raytheon Technologies Corp. 3.20%, 03/15/2024	5,693,634
750,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	618,750
2,400,000	Southern Co. 2.95%, 07/01/2023	2,360,819
1,420,000	Southwestern Energy Co. 4.75%, 02/01/2032	1,225,744
2,980,000	Sprint Communications LLC 6.00%, 11/15/2022	2,980,328
29,370,000	Sprint Corp. 7.88%, 09/15/2023	29,859,555
	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
2,287,506	4.74%, 03/20/2025(1)	2,252,417
4,660,000	5.15%, 09/20/2029(1)	4,532,980
	Staples, Inc.
275,000	7.50%, 04/15/2026(1)	238,860

The accompanying notes are an integral part of these financial statements.
184

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.2% - (continued)
	United States - 10.6% - (continued)
$ 325,000	10.75%, 04/15/2027(1)(10)	$ 235,580
1,985,000	Tenet Healthcare Corp. 6.13%, 06/15/2030(1)	1,830,269
5,600,000	T-Mobile USA, Inc. 2.25%, 02/15/2026	5,040,168
950,000	TransDigm, Inc. 5.50%, 11/15/2027	861,384
1,940,000	United Wholesale Mortgage LLC 5.75%, 06/15/2027(1)	1,580,188
1,165,000	USA Compression Partners L.P. / USA Compression Finance Corp. 6.88%, 09/01/2027	1,112,575
	Venture Global Calcasieu Pass LLC
865,000	3.88%, 08/15/2029(1)	746,063
750,000	4.13%, 08/15/2031(1)	639,398
5,182,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	4,669,321
	Warnermedia Holdings, Inc.
7,015,000	3.43%, 03/15/2024(1)	6,764,625
5,760,000	3.64%, 03/15/2025(1)	5,429,999
3,680,000	4.75%, 03/15/2024, 3 mo. USD SOFR + 1.780%(1)(2)	3,670,083
1,955,000	WW International, Inc. 4.50%, 04/15/2029(1)(10)	1,072,701
		322,634,426
	Total Corporate Bonds (cost $503,950,331)	$ 463,567,263
FOREIGN GOVERNMENT OBLIGATIONS - 57.3%
	Australia - 5.6%
	Australia Government Bond
AUD 61,550,000	1.75%, 11/21/2032(6)	$ 32,787,182
37,456,000	1.75%, 06/21/2051(6)	14,580,044
121,660,000	2.75%, 11/21/2027(6)	75,278,670
44,232,000	2.75%, 05/21/2041(6)	23,300,323
25,591,000	3.00%, 03/21/2047(6)	13,563,406
24,040,000	Treasury Corp. of Victoria 2.25%, 09/15/2033(6)	12,246,920
		171,756,545
	Bermuda - 0.1%
$ 4,725,000	Bermuda Government International Bond 5.00%, 07/15/2032(1)	4,377,881
	Canada - 3.3%
CAD 27,785,000	Canada Housing Trust No. 1 1.60%, 12/15/2031(1)	17,103,433
	Canadian Government Bond
22,956,000	0.25%, 08/01/2023	16,366,102
44,713,000	2.25%, 03/01/2024	32,083,772
49,801,000	Province of Ontario Canada 2.65%, 02/05/2025	35,450,190
		101,003,497
	Colombia - 0.4%
	Colombia Government International Bond
$ 14,010,000	3.00%, 01/30/2030	9,889,729
2,340,000	3.88%, 04/25/2027	1,964,596
		11,854,325
	Denmark - 1.8%
DKK 503,856,000	Denmark Government Bond 0.00%, 11/15/2031(7)	53,262,694
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 57.3% - (continued)
	Germany - 0.1%
EUR 6,447,000	State of North Rhine-Westphalia Germany 1.45%, 01/19/2122(6)	$ 3,460,033
	Hungary - 0.1%
3,968,000	Hungary Government International Bond 0.50%, 11/18/2030(6)	2,495,237
	Indonesia - 0.2%
	Indonesia Government International Bond
$ 7,005,000	4.15%, 09/20/2027	6,636,758
785,000	5.45%, 09/20/2052	704,624
		7,341,382
	Japan - 18.3%
	Japan Treasury Discount Bill
JPY 18,250,000,000	(0.24%), 01/11/2023(12)	122,769,800
14,294,100,000	(0.20%), 01/06/2023(12)	96,156,212
6,805,600,000	(0.19%), 01/16/2023(12)	45,782,885
4,617,100,000	(0.19%), 03/10/2023(12)	31,065,997
18,300,600,000	(0.15%), 01/30/2023(12)	123,118,719
8,992,200,000	(0.12%), 11/07/2022(12)	60,475,119
5,526,000,000	(0.12%), 12/19/2022(12)	37,170,743
6,169,400,000	(0.11%), 11/14/2022(12)	41,492,024
		558,031,499
	New Zealand - 5.4%
	Housing New Zealand Ltd.
NZD 8,200,000	1.53%, 09/10/2035(6)	3,022,167
25,110,000	4.42%, 10/15/2027	14,122,316
	New Zealand Government Bond
159,051,000	2.00%, 05/15/2032	76,793,592
39,025,000	2.75%, 05/15/2051	16,538,567
92,770,000	4.50%, 04/15/2027(6)	54,475,850
		164,952,492
	Norway - 6.4%
	Norway Government Bond
NOK 414,617,000	1.38%, 08/19/2030(1)(6)	34,039,899
488,596,000	1.75%, 03/13/2025(1)(6)	45,092,023
345,902,000	1.75%, 02/17/2027(1)(6)	30,925,442
508,487,000	1.75%, 09/06/2029(1)(6)	43,590,461
200,678,000	2.00%, 04/26/2028(1)(6)	17,816,768
272,465,000	2.13%, 05/18/2032(1)(6)	23,250,186
		194,714,779
	Saudi Arabia - 0.3%
$ 9,840,000	Saudi Government International Bond 5.50%, 10/25/2032(1)	9,963,000
	South Korea - 10.4%
	Korea Treasury Bond
KRW 111,193,610,000	1.25%, 03/10/2026	70,891,238
89,258,270,000	1.38%, 09/10/2024	59,432,893
65,953,860,000	1.50%, 03/10/2025	43,494,404
109,431,170,000	2.25%, 06/10/2025	73,086,760
28,291,840,000	2.38%, 12/10/2031	17,153,159
79,289,370,000	3.38%, 06/10/2032	51,724,856
		315,783,310
	Sweden - 4.7%
	Kommuninvest I Sverige AB
SEK 321,200,000	0.75%, 02/04/2026(6)	26,625,954
864,240,000	0.75%, 05/12/2028(6)	66,959,595
567,720,000	1.00%, 05/12/2025(6)	48,439,098
		142,024,647

The accompanying notes are an integral part of these financial statements.
185

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 57.3% - (continued)
	United Arab Emirates - 0.2%
$ 6,700,000	Abu Dhabi Government International Bond 2.13%, 09/30/2024(1)	$ 6,377,181
	Total Foreign Government Obligations (cost $1,972,324,302)	$ 1,747,398,502
SENIOR FLOATING RATE INTERESTS - 3.9%(13)
	Canada - 0.0%
1,152,987	Great Canadian Gaming Corp. 7.60%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	$ 1,117,914
	France - 0.0%
EUR 1,089,730	Numericable Group S.A. 4.61%, 07/31/2025, 3 mo. EURIBOR + 3.000%	984,935
	Ireland - 0.1%
2,325,000	Virgin Media Ireland Ltd. 3.86%, 07/15/2029, 3 mo. EURIBOR + 3.500%	2,140,680
	Luxembourg - 0.1%
$ 1,342,205	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	1,275,940
714,927	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	681,325
		1,957,265
	Sweden - 0.1%
EUR 2,485,000	Verisure Holding AB 3.75%, 07/20/2026, 3 mo. EURIBOR + 3.250%	2,297,721
	United Kingdom - 0.4%
$ 2,175,000	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	2,168,649
	Froneri International Ltd.
EUR 1,645,000	3.01%, 01/29/2027, 3 mo. EURIBOR + 2.375%	1,468,517
$ 713,575	6.00%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	687,858
EUR 585,000	LGC Group Holdings Ltd. 3.88%, 04/21/2027, 3 mo. EURIBOR + 3.000%	518,325
$ 1,267,303	Loire Finco Luxembourg S.a.r.l. 6.75%, 04/21/2027, 1 mo. USD LIBOR + 3.250%	1,165,918
EUR 1,730,000	Lorca Finco plc 4.00%, 09/17/2027, 3 mo. EURIBOR + 3.750%	1,596,936
2,715,000	Lorca Holdco Ltd. 4.50%, 09/17/2027, 3 mo. EURIBOR + 4.250%	2,531,798
3,505,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	3,211,061
		13,349,062
	United States - 3.2%
$ 285,000	ABG Intermediate Holdings 2 LLC 9.83%, 12/20/2029, 1 mo. USD SOFR + 6.000%	262,200
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(13) - (continued)
	United States - 3.2% - (continued)
	Acrisure LLC
$ 2,354,563	7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	$ 2,180,914
1,191,000	8.00%, 02/15/2027, 1 mo. USD LIBOR + 4.250%	1,127,972
663,338	Amentum Government Services Holdings LLC 7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	640,671
2,093,850	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	1,920,123
3,505,082	ASP Blade Holdings, Inc. 7.67%, 10/13/2028, 1 mo. USD LIBOR + 4.000%	2,826,604
	Asurion LLC
237,904	7.00%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	211,066
1,901,050	7.00%, 07/31/2027, 1 mo. USD LIBOR + 3.250%	1,672,924
1,244,026	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	1,116,824
2,215,000	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	1,551,895
2,385,000	9.00%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	1,651,613
	Athenahealth, Inc.
201,449	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(14)	183,655
1,185,579	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	1,080,857
	Blackhawk Network Holdings, Inc.
2,194,470	7.08%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	2,102,588
600,000	10.94%, 06/15/2026, 3 mo. USD LIBOR + 7.000%	558,000
3,645,659	Caesars Resort Collection LLC 6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	3,601,728
669,794	Cast and Crew Payroll LLC 7.25%, 02/09/2026, 1 mo. USD LIBOR + 3.500%	657,329
2,029,663	Chamberlain Group, Inc. 7.25%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	1,839,016
2,740,312	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	2,633,632
	Crown Finance U.S., Inc.
35,601	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(14)	35,535
423,654	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	422,862
	CSC Holdings LLC
573,483	5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	553,772
1,714,214	5.91%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	1,619,315
	DCert Buyer, Inc.
2,789,924	6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	2,682,205
585,000	9.90%, 02/19/2029, 1 mo. USD LIBOR + 7.000%	543,465
2,671,301	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	2,625,889

The accompanying notes are an integral part of these financial statements.
186

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(13) - (continued)
	United States - 3.2% - (continued)
$ 1,730,170	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	$ 1,468,793
1,218,875	EP Purchaser LLC 7.17%, 11/06/2028, 1 mo. USD LIBOR + 3.500%	1,198,764
1,465,200	Filtration Group Corp. 7.25%, 10/21/2028, 1 mo. USD LIBOR + 3.500%	1,412,087
1,827,175	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	1,722,770
	Hub International Ltd.
3,250,045	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	3,183,354
699,610	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	686,331
1,106,067	Hyland Software, Inc. 7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	1,077,497
1,150,000	IRB Holding Corp. 6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%(15)	1,118,663
4,090,173	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	3,489,940
2,698,618	MajorDrive Holdings LLC 7.13%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	2,479,841
	McAfee LLC
EUR 1,536,150	5.60%, 03/01/2029, 3 mo. EURIBOR + 4.250%	1,408,038
$ 3,421,425	6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	3,124,206
	MH Sub LLC
5,137,374	7.50%, 09/13/2024, 3 mo. USD LIBOR + 3.750%	4,938,301
717,658	7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	690,000
205,000	9.98%, 02/23/2029, 1 mo. USD LIBOR + 6.250%	187,319
722,000	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	736,137
2,056,221	Mitchell International, Inc. 6.73%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	1,833,532
1,100,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	1,074,469
1,240,000	Oscar AcquisitionCo. LLC 8.15%, 04/29/2029, 1 mo. USD SOFR + 4.500%	1,119,236
1,756,725	PECF USS Intermediate Holding III Corp. 8.00%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	1,348,919
1,399,340	PODS LLC 6.75%, 03/31/2028, 1 mo. USD LIBOR + 3.000%	1,345,298
	Polaris Newco LLC
EUR 1,034,550	5.19%, 06/02/2028, 3 mo. EURIBOR + 4.000%	940,602
$ 2,796,750	7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	2,548,930
2,282,750	Proofpoint, Inc. 6.32%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	2,168,612
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 3.9%(13) - (continued)
	United States - 3.2% - (continued)
$ 2,489,850	RealPage, Inc. 6.75%, 04/24/2028, 1 mo. USD LIBOR + 3.000%	$ 2,335,803
3,403,544	Sedgwick Claims Management Services, Inc. 7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	3,280,165
2,724,200	Shutterfly, Inc. 8.75%, 09/25/2026, 1 mo. USD LIBOR + 5.000%	1,653,263
	SRS Distribution, Inc.
2,453,938	7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	2,276,027
923,025	7.33%, 06/02/2028, 1 mo. USD SOFR + 3.500%	855,533
1,100,000	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%(15)	1,074,678
3,367,722	Staples, Inc. 7.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	2,926,045
1,924,066	Tecta America Corp. 8.00%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	1,829,787
2,728,900	Ultimate Software Group, Inc. 7.50%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	2,649,817
1,100,000	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	1,085,568
1,512,122	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	957,173
		98,528,152
	Total Senior Floating Rate Interests (cost $133,540,937)	$ 120,375,729
U.S. GOVERNMENT AGENCIES - 2.2%
	United States - 2.2%
	FHLMC - 1.3%
14,895,000	1.66%, 07/25/2041(4)(5)	$ 103,525
3,690,853	1.72%, 09/25/2041(4)(5)	43,246
2,709,712	1.77%, 01/25/2048(4)(5)	158,329
5,047,170	1.87%, 11/25/2047(4)(5)	485,298
6,240,000	1.92%, 03/25/2048(4)(5)	648,104
5,823,080	1.95%, 10/25/2047(4)(5)	588,821
1,479,915	2.02%, 09/25/2046(4)(5)	153,432
2,075,000	2.10%, 08/25/2047(4)(5)	222,885
7,245,592	2.11%, 06/25/2044(4)(5)	455,596
6,087,872	2.21%, 01/25/2042(4)(5)	149,027
3,742,315	2.31%, 12/25/2045(4)(5)	398,926
1,070,000	2.32%, 01/25/2046(4)(5)	117,108
1,038,099	2.60%, 04/25/2028(4)(5)	113,832
775,000	2.78%, 04/25/2031(4)(5)	127,267
1,736,283	2.79%, 10/25/2055(4)(5)	323,512
3,902,788	3.00%, 05/15/2034(5)	315,612
1,974,322	3.50%, 01/15/2033(5)	228,101
906,245	3.50%, 05/15/2036(5)	100,168
2,333,741	4.00%, 01/25/2042, 1 mo. USD SOFR + 1.000%(1)(2)	2,256,886
2,724,179	4.30%, 02/25/2042, 1 mo. USD SOFR + 1.300%(1)(2)	2,664,655
733,469	4.80%, 07/25/2041, 1 mo. USD SOFR + 1.800%(1)(2)	654,217
1,494,315	4.80%, 01/25/2051, 1 mo. USD SOFR + 1.800%(1)(2)	1,420,421
712,622	5.00%, 09/15/2036(5)	130,680

The accompanying notes are an integral part of these financial statements.
187

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.2% - (continued)
	United States - 2.2% - (continued)
	FHLMC - 1.3% - (continued)
$ 1,333,798	5.00%, 04/25/2042, 1 mo. USD SOFR + 2.000%(1)(2)	$ 1,307,122
1,274,493	5.00%, 12/25/2050, 1 mo. USD SOFR + 2.000%(1)(2)	1,253,458
423,617	5.15%, 09/25/2042, 1 mo. USD SOFR + 2.150%(1)(2)	419,226
2,074,000	5.30%, 08/25/2033, 1 mo. USD SOFR + 2.300%(1)(2)	1,973,306
1,034,251	5.30%, 11/25/2051, 1 mo. USD SOFR + 2.300%(1)(2)	936,188
1,410,000	5.35%, 12/25/2041, 1 mo. USD SOFR + 2.350%(1)(2)	1,185,502
1,775,070	5.50%, 03/25/2052, 1 mo. USD SOFR + 2.500%(1)(2)	1,771,135
1,465,000	5.74%, 11/25/2048, 1 mo. USD LIBOR + 2.150%(1)(2)	1,415,977
250,000	6.50%, 03/25/2042, 1 mo. USD SOFR + 3.500%(1)(2)	238,903
2,570,000	6.54%, 11/25/2049, 1 mo. USD LIBOR + 2.950%(1)(2)	2,434,155
1,075,000	6.55%, 08/25/2042, 1 mo. USD SOFR + 3.550%(1)(2)	1,005,923
753,906	6.69%, 03/25/2050, 1 mo. USD LIBOR + 3.100%(1)(2)	754,133
890,000	6.70%, 09/25/2042, 1 mo. USD SOFR + 3.700%(1)(2)	883,607
1,045,000	7.00%, 07/25/2042, 1 mo. USD SOFR + 4.000%(1)(2)	1,018,877
936,504	7.19%, 04/25/2024, 1 mo. USD LIBOR + 3.600%(2)	946,323
1,078,245	7.69%, 03/25/2050, 1 mo. USD LIBOR + 4.100%(1)(2)	1,008,871
291,890	7.84%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	296,401
1,095,000	7.94%, 09/25/2030, 1 mo. USD LIBOR + 4.350%(2)	1,085,760
1,525,000	8.00%, 03/25/2052, 1 mo. USD SOFR + 5.000%(1)(2)	1,588,079
2,775,000	8.34%, 12/25/2029, 1 mo. USD LIBOR + 4.750%(2)	2,769,421
1,000,000	8.74%, 10/25/2029, 1 mo. USD LIBOR + 5.150%(2)	1,048,896
1,255,000	8.84%, 09/25/2050, 1 mo. USD LIBOR + 5.250%(1)(2)	1,241,119
625,000	9.34%, 07/25/2050, 1 mo. USD LIBOR + 5.750%(1)(2)	639,249
1,115,000	9.75%, 06/25/2042, 1 mo. USD SOFR + 6.750%(1)(2)	1,131,679
476,922	14.34%, 03/25/2025, 1 mo. USD LIBOR + 10.750%(2)	476,541
		40,689,499
	FNMA - 0.4%
4,271,738	2.50%, 02/25/2051(5)	596,789
2,222,799	3.00%, 01/25/2028(5)	122,171
2,700,644	3.00%, 10/25/2051(5)	424,640
1,920,713	3.50%, 04/25/2028(5)	110,049
1,495,761	4.00%, 01/25/2028(5)	88,874
1,892,092	4.00%, 12/25/2041, 1 mo. USD SOFR + 1.000%(1)(2)	1,832,963
1,926,148	4.50%, 03/25/2048(5)	354,005
2,312,373	4.50%, 05/25/2049(5)	422,541
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.2% - (continued)
	United States - 2.2% - (continued)
	FNMA - 0.4% - (continued)
$ 1,949,975	4.90%, 04/25/2042, 1 mo. USD SOFR + 1.900%(1)(2)	$ 1,913,632
925,561	5.00%, 03/25/2042, 1 mo. USD SOFR + 2.000%(1)(2)	909,806
616,958	5.50%, 06/25/2048(5)	126,585
765,000	6.00%, 04/25/2042, 1 mo. USD SOFR + 3.000%(1)(2)	702,047
806,000	6.50%, 03/25/2042, 1 mo. USD SOFR + 3.500%(1)(2)	766,707
2,215,000	5.00%, 11/15/2052(16)	2,133,668
2,210,000	5.00%, 12/15/2052(16)	2,126,348
		12,630,825
	GNMA - 0.1%
1,959,043	3.50%, 10/20/2029(5)	166,564
1,716,161	3.50%, 01/20/2030(5)	150,710
1,952,672	3.50%, 11/20/2031(5)	173,515
529,970	4.00%, 01/16/2046(5)	78,418
145,494	4.50%, 04/20/2045(5)	26,583
249,109	5.00%, 07/16/2044(5)	54,029
754,031	5.00%, 12/16/2045(5)	126,577
1,185,799	5.00%, 07/16/2047(5)	232,680
598,884	5.00%, 09/20/2047(5)	126,407
668,828	5.00%, 11/16/2047(5)	127,529
1,358,539	5.00%, 06/20/2048(5)	239,482
2,658,238	5.50%, 11/16/2046(5)	552,393
511,262	5.50%, 02/20/2047(5)	76,886
836,591	5.88%, 07/20/2039(4)(5)	122,725
1,047,519	6.00%, 09/20/2045(5)	227,935
		2,482,433
	Student Loan Trust - 0.1%
566,911	SLC Student Loan Trust 4.19%, 06/15/2021, 3 mo. USD LIBOR + 0.900%(2)	546,945
1,169,268	SLM Student Loan Trust 5.11%, 04/25/2023, 3 mo. USD LIBOR + 0.750%(2)	1,129,941
		1,676,886
	UMBS - 0.3%
2,550,000	4.00%, 11/15/2052(16)	2,320,500
4,300,000	4.50%, 11/15/2052(16)	4,034,105
4,300,000	4.50%, 12/15/2052(16)	4,030,410
		10,385,015
	Total U.S. Government Agencies (cost $71,518,474)	$ 67,864,658
U.S. GOVERNMENT SECURITIES - 5.0%
	United States - 5.0%
	U.S. Treasury Bonds - 0.4%
17,399,000	U.S. Treasury Bonds 3.00%, 02/15/2047	$ 13,628,310
		13,628,310
	U.S. Treasury Notes - 4.6%
91,308,100	0.38%, 08/15/2024	84,713,230
59,915,000	2.25%, 02/15/2027(17)(18)	55,042,226
		139,755,456
	Total U.S. Government Securities (cost $174,237,389)	$ 153,383,766

The accompanying notes are an integral part of these financial statements.
188

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.0%
	United States - 0.0%
2,270	Foresight Energy LLC*		$ 24,966
	Total Common Stocks (cost $9,487)		$ 24,966
ESCROWS - 0.1%(19)
	Spain - 0.1%
2,150,000	Grifols Escrow Issuer S.A. Expires 10/15/2028*(1)		$ 1,613,087
	Total Escrows (cost $2,512,598)		$ 1,613,087
	Total Long-Term Investments (cost $3,160,143,030)		$ 2,831,983,752
SHORT-TERM INVESTMENTS - 3.9%
	Commercial Paper - 0.2%
$ 7,155,000	General Motors Financial Co., Inc. 3.63%, 11/21/2022		$ 7,140,094
	Repurchase Agreements - 0.1%
1,957,066	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $1,957,230; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $1,996,214		1,957,066
	Securities Lending Collateral - 0.2%
829,128	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(20)		829,128
2,763,761	HSBC US Government Money Market Fund, 3.09%(20)		2,763,761
829,128	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(20)		829,128
829,128	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(20)		829,128
			5,251,145
	U.S. Treasury Securities - 3.4%
	U.S. Treasury Bills
75,578,000	2.92%, 02/02/2023(12)		74,857,616
29,368,000	2.96%, 01/05/2023(12)(18)		29,167,740
			104,025,356
	Total Short-Term Investments (cost $118,614,999)		$ 118,373,661
	Total Investments Excluding Purchased Options (cost $3,278,758,029)	96.7%	$ 2,950,357,413
	Total Purchased Options (cost $1,791,065)	0.0%	$ 1,380,393
	Total Investments (cost $3,280,549,094)	96.7%	$ 2,951,737,806
	Other Assets and Liabilities	3.3%	100,482,744
	Total Net Assets	100.0%	$ 3,052,220,550
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $689,664,748, representing 22.6% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Securities disclosed are interest-only strips.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $626,046,998, representing 20.5% of net assets.
(7)	Security is a zero-coupon bond.
(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(10)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(11)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(12)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.
189

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(14)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $219,190, which represents to 0.0% of total net assets.
(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(16)	Represents or includes a TBA transaction.
(17)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $16,168,625.
(18)	All, or a portion of the security, was pledged as collateral in connection with OTC swap contracts. As of October 31, 2022, the market value of securities pledged was $36,251,176.
(19)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(20)	Current yield as of period end.

Exchange-Traded Option Contracts Outstanding at October 31, 2022
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Exchange-Traded Funds
U.S. Treasury 2-Year Note Future Options	104.00	USD	11/25/2022	2,235	USD	4,470,000	$ 69,844	$ 163,697	$ (93,853)
Total purchased exchange-traded option contracts							$ 69,844	$ 163,697	$ (93,853)

OTC Option Contracts Outstanding at October 31, 2022
Description	Counterparty	Exercise Price/ FX Rate/Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Call
GBP Call/USD Put	DEUT	1.42	GBP	05/04/2023	2,210,000	GBP	2,210,000	$ 32,864	$ 186,737	$ (153,873)
USD Call/CHF Put	BOA	0.97	USD	11/11/2022	25,963,000	USD	25,963,000	794,468	259,760	534,708
Total Call								$ 827,332	$ 446,497	$ 380,835
Put
EUR Put/USD Call	GSC	0.96	EUR	12/12/2022	25,522,000	EUR	25,522,000	$ 133,677	$ 365,429	$ (231,752)
USD Put/JPY Call	BOA	122.00	USD	11/10/2022	2,740,000	USD	2,740,000	252	340,308	(340,056)
USD Put/JPY Call	DEUT	112.00	USD	02/23/2023	4,136,000	USD	4,136,000	6,779	144,760	(137,981)
Total Put								$ 140,708	$ 850,497	$ (709,789)
Total purchased OTC option contracts								$ 968,040	$ 1,296,994	$ (328,954)
Written option contracts:
Call
NZD Call/JPY Put	MSC	87.00	NZD	11/17/2022	(21,640,000)	NZD	(21,640,000)	$ (94,273)	$ (84,770)	$ (9,503)
USD Call/CHF Put	BCLY	0.97	USD	11/11/2022	(25,963,000)	USD	(25,963,000)	(789,950)	(457,208)	(332,742)
Total Call								$ (884,223)	$ (541,978)	$ (342,245)
Puts
EUR Put/USD Call	GSC	0.94	EUR	12/12/2022	(38,284,000)	EUR	(38,284,000)	$ (75,669)	$ (285,186)	$ 209,517
NZD Put/JPY Call	MSC	81.50	NZD	11/17/2022	(21,640,000)	NZD	(21,640,000)	(15,148)	(73,606)	58,458
Total puts								$ (90,817)	$ (358,792)	$ 267,975
Total Written Option Contracts OTC option contracts								$ (975,040)	$ (900,770)	$ (74,270)

The accompanying notes are an integral part of these financial statements.
190

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

OTC Swaptions Outstanding at October 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaptions:
Call
CDX.NA.HY.S38.V2.5Y *	GSC	100.00%	Pay	11/16/2022	USD	15,531,000	$ 180,781	$ 95,330	$ 85,451
ITRAXX-EUROPE.S38.V1 *	BCLY	105.00%	Pay	11/16/2022	EUR	177,210,000	161,728	235,044	(73,316)
							$ 342,509	$ 330,374	$ 12,135

*	Swaptions with forward premiums.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	494	12/15/2022	$ 37,438,666	$ 197,801
Euro-BUND Future	255	12/08/2022	34,887,389	(314,177)
Euro-Schatz Future	3,533	11/25/2022	17,457	(295,331)
U.S. Treasury 5-Year Note Future	680	12/30/2022	72,483,750	(197,166)
U.S. Treasury 10-Year Note Future	438	12/20/2022	48,440,062	(189,086)
U.S. Treasury 10-Year Ultra Future	196	12/20/2022	22,732,938	(327,718)
U.S. Treasury Ultra Bond Future	526	12/20/2022	67,147,187	(851,966)
Total				$ (1,977,643)
Short position contracts:
Canadian 10-Year Bond Future	255	12/19/2022	$ 23,028,333	$ 113,312
Canadian 5-Year Bond Future	17	12/19/2022	1,395,963	13,277
Euro BUXL 30-Year Bond Future	216	12/08/2022	30,785,481	(943,376)
Euro-BOBL Future	39	12/08/2022	4,612,290	187
Euro-BTP Future	508	12/08/2022	57,557,837	(2,069,343)
Euro-Schatz Future	167	12/08/2022	17,648,307	(28,303)
French Government Bond Future	12	12/08/2022	1,575,823	24,102
Japan 10-Year Bond Future	67	12/13/2022	67,033,794	(199,355)
Long Gilt Future	18	12/28/2022	2,108,207	(63,866)
U.S. Treasury 2-Year Note Future	864	12/30/2022	176,586,750	(15,637)
U.S. Treasury Long Bond Future	26	12/20/2022	3,133,000	402,788
Total				$ (2,766,214)
Total futures contracts				$ (4,743,857)

OTC Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Counter- party	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.BBB-.12	JPM	USD	625,000	(3.00%)	08/17/2061	Monthly	$ 75,254	$ —	$ 109,291	$ 34,037
CMBX.NA.BBB-.12	GSC	USD	110,000	(3.00%)	08/17/2061	Monthly	13,734	—	19,140	5,406
CMBX.NA.BBB-.13	MSC	USD	325,000	(3.00%)	12/16/2072	Monthly	45,456	—	63,083	17,627
CMBX.NA.BBB-.13	GSC	USD	300,000	(3.00%)	12/16/2072	Monthly	41,116	—	58,206	17,090
Total OTC credit default swap contracts							$ 175,560	$ —	$ 249,720	$ 74,160

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.
191

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

OTC Interest Rate Swap Contracts Outstanding at October 31, 2022
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
CBK	3.82% Fixed	12 Mo. EUR EURIBOR	EUR	23,905,000	09/15/2024	At Maturity	$ —	$ —	$ 103,256	$ 103,256
CBK	3.69% Fixed	12 Mo. EUR EURIBOR	EUR	7,969,000	09/15/2024	At Maturity	—	—	54,614	54,614
GSC	3.53% Fixed	12 Mo. EUR EURIBOR	EUR	6,050,000	03/15/2027	At Maturity	—	—	111,273	111,273
GSC	3.45% Fixed	12 Mo. EUR EURIBOR	EUR	6,054,000	03/15/2027	At Maturity	—	—	134,963	134,963
GSC	2.78% Fixed	12 Mo. EUR EURIBOR	EUR	12,356,000	07/15/2027	At Maturity	—	—	269,194	269,194
JPM	3.00% Fixed	12 Mo. EUR EURIBOR	EUR	7,905,000	07/15/2027	At Maturity	—	—	88,444	88,444
JPM	3.00% Fixed	12 Mo. EUR EURIBOR	EUR	4,662,000	07/15/2027	At Maturity	—	—	50,791	50,791
Total OTC interest rate swap contracts							$ —	$ —	$ 812,535	$ 812,535

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.38.V2	USD	9,575,280	(5.00%)	06/20/2027	Quarterly	$ 54,398	$ (138,338)	$ (192,736)
CDX.NA.IG.39.V1	USD	25,380,000	(1.00%)	12/20/2027	Quarterly	(8,490)	(146,052)	(137,562)
ITRAXX-FINSUBS.38.V1	EUR	32,380,000	(1.00%)	12/20/2027	Quarterly	2,025,292	1,705,723	(319,569)
Total						$ 2,071,200	$ 1,421,333	$ (649,867)
Sell protection:
ITRAXX-FINSUBS.38.V1	EUR	56,630,000	1.00%	12/20/2027	Quarterly	$ (791,160)	$ (540,891)	$ 250,269
Credit default swaps on single-name issues:
Buy protection:
Bouygues S.A.	EUR	9,790,000	(1.00%)	06/20/2027	Quarterly	$ (206,586)	$ (135,627)	$ 70,959
Sell protection:
Virgin Media Finance plc (B)	EUR	12,350,000	5.00%	12/20/2025	Quarterly	$ 975,238	$ 446,884	$ (528,354)
Total						$ 768,652	$ 311,257	$ (457,395)
Total centrally cleared credit default swap contracts						$ 2,048,692	$ 1,191,699	$ (856,993)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12 Mo. CHF SARON	2.72% Fixed	CHF	7,257,000	12/15/2032	Annual	$ —	$ (4,506)	$ 118,951	$ 123,457
12 Mo. CHF SARON	1.09% Fixed	CHF	9,119,500	06/16/2052	Annual	—	(589,795)	(985,332)	(395,537)
12 Mo. EUR EURIBOR	0.04% Fixed	EUR	14,581,000	09/16/2031	Annual	—	(201,399)	(1,715,164)	(1,513,765)
12 Mo. JPY LIBOR	0.05% Fixed	JPY	2,080,849,000	03/21/2027	Annual	—	(78,109)	(142,300)	(64,191)
12 Mo. JPY LIBOR	0.38% Fixed	JPY	668,887,000	12/21/2032	Annual	14,245	—	(67,516)	(81,761)
2.31% Fixed	12 Mo. SONIA	GBP	15,412,000	12/18/2027	Annual	135,246	—	754,498	619,252
12 Mo. SONIA	2.53% Fixed	GBP	25,064,000	12/21/2027	Annual	—	(2,944,717)	(2,216,472)	728,245
0.97% Fixed	12 Mo. SONIA	GBP	12,920,000	09/16/2031	Annual	—	(14,892)	1,373,012	1,387,904
2.03% Fixed	12 Mo. SONIA	GBP	11,345,000	12/15/2032	Annual	170,297	—	583,460	413,163
3.63% Fixed	12 Mo. SONIA	GBP	11,924,000	12/15/2032	Annual	—	(110,037)	(190,653)	(80,616)
2.28% Fixed	12 Mo. SONIA	GBP	4,757,000	12/21/2032	Annual	170,802	—	674,593	503,791
12 Mo. USD SOFR	3.72% Fixed	USD	518,194,000	03/20/2026	Annual	—	(1,179,081)	(1,232,385)	(53,304)
1.38% Fixed	12 Mo. USD SOFR	USD	19,205,000	03/20/2027	Annual	155,172	—	1,218,225	1,063,053
2.84% Fixed	12 Mo. USD SOFR	USD	12,225,000	12/21/2027	Annual	—	(25,476)	640,510	665,986
2.03% Fixed	12 Mo. USD SOFR	USD	39,561,000	06/16/2032	Annual	649,130	—	2,314,207	1,665,077
12 Mo. USD SOFR	3.46% Fixed	USD	2,000,000	12/21/2032	Annual	—	—	(59,404)	(59,404)
12 Mo. USD SOFR	3.36% Fixed	USD	1,845,000	12/21/2032	Annual	—	—	(71,020)	(71,020)
12 Mo. USD SOFR	3.32% Fixed	USD	1,925,000	12/21/2032	Annual	—	—	(79,609)	(79,609)
The accompanying notes are an integral part of these financial statements.
192

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12 Mo. USD SOFR	3.32% Fixed	USD	1,925,000	12/21/2032	Annual	$ —	$ —	$ (80,238)	$ (80,238)
3.09% Fixed	12 Mo. USD SOFR	USD	5,823,000	03/15/2033	Annual	49,523	—	333,796	284,273
3.47% Fixed	12 Mo. USD SOFR	USD	118,934,000	03/20/2034	Annual	614,291	—	1,824,690	1,210,399
12 Mo. USD SOFR	2.69% Fixed	USD	106,197,000	06/17/2039	Annual	—	(154,289)	(1,050,940)	(896,651)
12 Mo. USD SOFR	3.73% Fixed	USD	8,950,000	12/16/2039	Annual	—	—	19,702	19,702
12 Mo. USD SOFR	3.16% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(23,534)	(23,534)
12 Mo. USD SOFR	3.16% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(23,980)	(23,980)
12 Mo. USD SOFR	3.07% Fixed	USD	5,965,000	12/16/2039	Annual	—	—	(29,337)	(29,337)
12 Mo. USD SOFR	3.13% Fixed	USD	11,935,000	12/16/2039	Annual	—	—	(51,443)	(51,443)
2.31% Fixed	12 Mo. USD SOFR	USD	22,221,000	06/17/2047	Annual	169,348	—	868,202	698,854
2.64% Fixed	12 Mo. USD SOFR	USD	2,520,000	12/16/2047	Annual	—	—	49,951	49,951
2.60% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	27,324	27,324
2.67% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	23,106	23,106
2.69% Fixed	12 Mo. USD SOFR	USD	1,260,000	12/16/2047	Annual	—	—	21,673	21,673
3.19% Fixed	12 Mo. USD SOFR	USD	2,020,000	12/16/2047	Annual	—	—	(13,998)	(13,998)
3 Mo. AUD BBSW	3.50% Fixed	AUD	27,064,000	09/18/2027	Quarterly	3,668	—	(304,603)	(308,271)
3 Mo. CAD CDOR	4.16% Fixed	CAD	55,031,000	12/21/2024	Semi-Annual	—	(155,611)	(137,741)	17,870
2.22% Fixed	3 Mo. CAD CDOR	CAD	24,398,000	06/19/2027	Semi-Annual	359,907	—	575,074	215,167
3.59% Fixed	3 Mo. CAD CDOR	CAD	31,264,000	12/21/2027	Semi-Annual	48,851	—	166,261	117,410
3.88% Fixed	3 Mo. CAD CDOR	CAD	7,368,000	12/21/2032	Semi-Annual	—	(243,177)	(51,584)	191,593
3.54% Fixed	3 Mo. CAD CDOR	CAD	2,560,000	12/21/2032	Semi-Annual	—	—	34,750	34,750
3.57% Fixed	3 Mo. CAD CDOR	CAD	2,565,000	12/21/2032	Semi-Annual	—	—	29,619	29,619
3.63% Fixed	3 Mo. CAD CDOR	CAD	2,665,000	12/21/2032	Semi-Annual	—	—	20,953	20,953
3.63% Fixed	3 Mo. CAD CDOR	CAD	2,460,000	12/21/2032	Semi-Annual	—	—	20,475	20,475
3.75% Fixed	3 Mo. CAD CDOR	CAD	12,572,000	12/21/2032	Semi-Annual	43,344	—	8,503	(34,841)
3 Mo. NZD NZDBBR	3.59% Fixed	NZD	58,598,000	06/15/2027	Semi-Annual	—	(694,582)	(1,262,965)	(568,383)
3 Mo. NZD NZDBBR	4.22% Fixed	NZD	60,160,000	12/21/2027	Quarterly	—	—	(773,180)	(773,180)
4.09% Fixed	3 Mo. NZD NZDBBR	NZD	22,529,000	03/15/2028	Semi-Annual	280,659	—	350,360	69,701
4.34% Fixed	3 Mo. NZD NZDBBR	NZD	33,986,000	03/19/2028	Semi-Annual	34,309	—	37,638	3,329
3 Mo. SEK STIBOR	2.50% Fixed	SEK	363,477,000	06/15/2027	Annual	155,811	—	(678,367)	(834,178)
3 Mo. SEK STIBOR	1.91% Fixed	SEK	350,742,000	06/15/2027	Annual	51,818	—	(1,527,272)	(1,579,090)
3 Mo. SEK STIBOR	3.22% Fixed	SEK	772,695,000	12/21/2027	Quarterly	—	(117,694)	62,560	180,254
3 Mo. SEK STIBOR	2.84% Fixed	SEK	240,980,000	12/21/2027	Annual	—	(179,506)	(355,562)	(176,056)
3 Mo. SEK STIBOR	3.25% Fixed	SEK	366,100,000	12/21/2027	Quarterly	286,081	—	75,075	(211,006)
3.03% Fixed	3 Mo. SEK STIBOR	SEK	153,587,000	03/15/2033	Annual	14,412	—	(28,040)	(42,452)
3 Mo. SEK STIBOR	2.88% Fixed	SEK	60,394,000	03/15/2033	Quarterly	—	(17,417)	(109,700)	(92,283)
6 Mo. AUD BBSW	4.03% Fixed	AUD	35,030,000	12/21/2027	Semi-Annual	—	(419,552)	(291,470)	128,082
6 Mo. AUD BBSW	3.28% Fixed	AUD	56,535,000	06/16/2032	Semi-Annual	—	(695,289)	(2,067,867)	(1,372,578)
6 Mo. AUD BBSW	4.09% Fixed	AUD	8,706,000	12/21/2032	Semi-Annual	—	(142,056)	(213,311)	(71,255)
1.97% Fixed	6 Mo. EUR EURIBOR	EUR	58,928,000	06/19/2026	Annual	493,525	—	1,083,766	590,241
6 Mo. EUR EURIBOR	2.00% Fixed	EUR	17,660,000	12/18/2027	Annual	—	(168,439)	(461,950)	(293,511)
6 Mo. EUR EURIBOR	1.94% Fixed	EUR	22,930,000	12/21/2027	Annual	—	(421,480)	(1,067,327)	(645,847)
6 Mo. EUR EURIBOR	0.53% Fixed	EUR	30,516,400	09/16/2031	Annual	288,248	—	(3,211,506)	(3,499,754)
1.13% Fixed	6 Mo. EUR EURIBOR	EUR	14,459,000	06/15/2032	Annual	663,713	—	2,177,831	1,514,118
6 Mo. EUR EURIBOR	2.38% Fixed	EUR	51,838,000	06/16/2032	Annual	—	(789,075)	(1,572,306)	(783,231)
6 Mo. EUR EURIBOR	3.38% Fixed	EUR	11,712,000	12/15/2032	Semi-Annual	51,760	—	102,279	50,519
6 Mo. EUR EURIBOR	2.94% Fixed	EUR	10,225,000	12/15/2032	Semi-Annual	—	(7,525)	(89,278)	(81,753)
6 Mo. EUR EURIBOR	2.13% Fixed	EUR	5,301,000	12/21/2032	Annual	—	(137,139)	(419,322)	(282,183)
6 Mo. EUR EURIBOR	1.28% Fixed	EUR	20,125,000	06/15/2037	Annual	—	(1,246,616)	(4,100,944)	(2,854,328)
6 Mo. EUR EURIBOR	2.25% Fixed	EUR	7,401,000	08/15/2048	Semi-Annual	—	(65,958)	(517,055)	(451,097)
0.63% Fixed	6 Mo. EUR EURIBOR	EUR	10,659,350	09/17/2051	Annual	—	(302,449)	1,034,898	1,337,347
1.00% Fixed	6 Mo. EUR EURIBOR	EUR	5,692,000	06/15/2052	Annual	529,178	—	1,677,536	1,148,358
0.94% Fixed	6 Mo. EUR EURIBOR	EUR	9,567,500	06/16/2052	Annual	689,469	—	1,338,359	648,890
1.03% Fixed	6 Mo. EUR EURIBOR	EUR	14,147,000	06/17/2052	Annual	586,545	—	770,372	183,827
1.34% Fixed	6 Mo. EUR EURIBOR	EUR	3,225,000	12/16/2052	Annual	—	(34,354)	76,010	110,364
0.63% Fixed	6 Mo. EUR EURIBOR	EUR	4,753,000	06/15/2072	Annual	—	(90,572)	1,857,518	1,948,090
1.16% Fixed	6 Mo. EUR EURIBOR	EUR	887,500	06/15/2072	Annual	—	(18,834)	209,323	228,157
6 Mo. NOK NIBOR	3.44% Fixed	NOK	746,458,000	12/21/2027	Semi-Annual	—	(157,972)	(1,146,369)	(988,397)
3.53% Fixed	6 Mo. NOK NIBOR	NOK	244,310,000	03/15/2028	Annual	16,107	—	264,741	248,634
The accompanying notes are an integral part of these financial statements.
193

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2022 – (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
6 Mo. NOK NIBOR	3.53% Fixed	NOK	200,157,000	03/19/2028	Semi-Annual	$ 40,391	$ —	$ (81,347)	$ (121,738)
3.22% Fixed	6 Mo. NOK NIBOR	NOK	58,698,000	12/21/2032	Annual	26,455	—	243,137	216,682
Total centrally cleared interest rate swaps contracts						$ 6,792,305	$ (11,407,598)	$ (5,439,453)	$ (824,160)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
291,103,000	AUD	185,578,162	USD	BCLY	11/07/2022	$ 661,381
20,595,000	AUD	12,997,550	USD	SSG	11/07/2022	178,554
22,235,000	AUD	14,075,503	USD	GSC	11/07/2022	149,827
10,235,000	AUD	6,458,804	USD	CBK	11/07/2022	89,262
9,680,000	AUD	6,187,874	USD	BNP	11/07/2022	5,119
12,225,000	AUD	7,834,044	USD	MSC	11/07/2022	(12,831)
9,420,000	AUD	6,096,812	USD	BOA	11/07/2022	(70,160)
11,325,000	AUD	7,341,091	USD	JPM	11/07/2022	(95,674)
9,750,000	AUD	6,349,746	USD	UBS	11/07/2022	(111,969)
40,985,000	BRL	7,692,669	USD	UBS	11/03/2022	235,882
48,780,000	BRL	9,229,896	USD	BOA	11/03/2022	206,598
37,330,000	BRL	7,138,249	USD	CBK	11/03/2022	83,242
24,345,000	BRL	4,654,876	USD	DEUT	11/03/2022	54,666
73,335,000	BRL	13,641,542	USD	CBK	12/02/2022	453,337
34,450,000	CAD	25,113,180	USD	SSG	11/07/2022	174,100
38,170,000	CAD	27,903,388	USD	GSC	11/07/2022	114,478
16,780,000	CAD	12,239,191	USD	BNP	11/07/2022	77,807
22,775,000	CAD	16,695,313	USD	BOA	11/07/2022	22,185
1,280,000	CAD	936,047	USD	JPM	11/07/2022	3,509
6,415,000	CAD	4,737,149	USD	BCLY	11/07/2022	(28,357)
86,087,000	CAD	63,405,063	USD	TDB	11/07/2022	(214,755)
2,500,000	CAD	1,835,620	USD	BCLY	12/02/2022	(172)
6,135,000	CHF	6,137,701	USD	BOA	11/07/2022	(6,508)
1,860,000	CHF	1,873,797	USD	SSG	11/07/2022	(14,951)
4,575,000	CHF	4,606,390	USD	BCLY	11/07/2022	(34,228)
24,335,000	CHF	24,379,415	USD	JPM	11/07/2022	(59,516)
6,170,000	CHF	6,257,931	USD	CBK	11/07/2022	(91,760)
16,590,000	CHF	16,816,224	USD	GSC	11/07/2022	(236,520)
30,915,000	CHF	31,196,508	USD	UBS	11/07/2022	(300,694)
91,070,000	CHF	91,862,115	USD	MSC	11/07/2022	(848,634)
12,235,000	CHF	12,337,550	USD	BNP	12/02/2022	(75,650)
68,185,000	CHF	68,419,139	USD	JPM	12/02/2022	(84,226)
740,550,000	CLP	778,707	USD	CBK	11/07/2022	5,579
4,776,950,000	CLP	5,073,202	USD	BOA	11/07/2022	(14,133)
74,873,000	CNH	10,313,796	USD	GSC	11/07/2022	(104,143)
98,664,000	CNH	13,602,690	USD	JPM	11/07/2022	(148,906)
23,933,000,000	COP	5,149,445	USD	CBK	11/04/2022	(305,535)
77,500,000	CZK	3,081,180	USD	CBK	11/07/2022	46,039
77,339,000	CZK	3,135,168	USD	BNP	11/07/2022	(14,445)
268,272,000	DKK	35,889,231	USD	BCLY	11/07/2022	(264,244)
1,279,562	EUR	1,282,328	USD	CBA	11/02/2022	(17,801)
135,179,000	EUR	132,515,944	USD	JPM	11/07/2022	1,138,468
52,064,000	EUR	50,812,098	USD	BOA	11/07/2022	664,709
27,299,000	EUR	26,690,721	USD	CBK	11/07/2022	300,392
6,365,000	EUR	6,220,928	USD	SSG	11/07/2022	72,285
6,359,000	EUR	6,230,866	USD	GSC	11/07/2022	56,415
13,364,000	EUR	13,179,241	USD	BCLY	11/07/2022	34,036
9,270,000	EUR	9,185,204	USD	BNP	11/07/2022	(19,753)
49,791,000	EUR	49,278,904	USD	UBS	11/07/2022	(49,461)
16,337,000	EUR	16,216,136	USD	DEUT	11/07/2022	(63,390)
37,370,000	EUR	37,077,692	USD	MSC	11/07/2022	(129,161)
1,300,000	EUR	1,287,649	USD	SCB	11/30/2022	(190)
453,000	EUR	451,261	USD	DEUT	12/02/2022	(2,533)
453,000	EUR	451,824	USD	UBS	12/02/2022	(3,096)
The accompanying notes are an integral part of these financial statements.
194

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
6,133,000	EUR	6,100,336	USD	JPM	12/02/2022	$ (25,166)
12,265,000	EUR	12,246,419	USD	BOA	12/02/2022	(97,070)
40,531,000	GBP	44,787,142	USD	SSG	11/07/2022	1,702,259
41,182,000	GBP	46,169,157	USD	GSC	11/07/2022	1,066,948
17,226,000	GBP	18,709,539	USD	BNP	11/07/2022	1,048,830
17,259,000	GBP	18,842,313	USD	UBS	11/07/2022	953,907
11,739,000	GBP	12,765,869	USD	CBK	11/07/2022	698,864
28,321,000	GBP	32,036,112	USD	JPM	11/07/2022	448,316
30,032,000	GBP	34,045,259	USD	BOA	11/07/2022	401,701
11,177,000	GBP	12,551,205	USD	MSC	11/07/2022	268,909
1,761,000	GBP	1,899,799	USD	SCB	11/07/2022	120,083
1,637,000	GBP	1,853,443	USD	BCLY	11/07/2022	24,210
3,773,000	GBP	4,325,784	USD	BMO	11/07/2022	1,879
2,042,000	GBP	2,344,871	USD	WEST	11/07/2022	(2,680)
5,294,000	GBP	6,109,717	USD	JPM	12/02/2022	(32,978)
7,281,000	GBP	8,407,647	USD	BOA	12/02/2022	(50,123)
2,996,490,000	HUF	6,814,787	USD	UBS	11/07/2022	402,412
190,610,000	HUF	428,162	USD	MSC	11/07/2022	30,932
689,512,000	HUF	1,660,874	USD	DEUT	11/07/2022	(150)
26,282,500,000	IDR	1,680,467	USD	UBS	11/07/2022	4,406
2,334,500,000	IDR	153,515	USD	JPM	11/07/2022	(3,859)
18,328,000	ILS	5,169,809	USD	DEUT	11/07/2022	18,954
627,900,000	INR	7,616,448	USD	UBS	11/07/2022	(35,633)
29,611,900,000	JPY	198,988,891	USD	BNP	11/07/2022	307,056
917,200,000	JPY	6,133,845	USD	SSG	11/07/2022	39,154
12,776,069,000	JPY	85,952,986	USD	RBC	11/07/2022	33,350
913,800,000	JPY	6,143,289	USD	CBK	11/07/2022	6,827
913,400,000	JPY	6,159,095	USD	BOA	11/07/2022	(11,671)
633,500,000	JPY	4,397,080	USD	WEST	11/07/2022	(133,456)
2,689,300,000	JPY	18,359,630	USD	GSC	11/07/2022	(259,927)
11,911,500,000	JPY	80,648,673	USD	JPM	11/07/2022	(481,116)
36,170,010,000	JPY	247,894,345	USD	MSC	11/07/2022	(4,460,576)
29,892,479,000	JPY	203,090,187	USD	MSC	12/02/2022	(1,318,394)
8,622,200,000	KRW	5,974,901	USD	CBK	11/07/2022	77,635
6,318,080,000	KRW	4,403,764	USD	BOA	11/07/2022	31,346
229,406,757,000	KRW	161,049,187	USD	MSC	11/07/2022	(12,266)
4,381,180,000	KRW	3,103,918	USD	BCLY	11/07/2022	(28,456)
226,942,146,000	KRW	159,425,463	USD	JPM	11/07/2022	(118,627)
1,960,415,000	KRW	1,376,367	USD	MSC	12/02/2022	216
1,960,415,000	KRW	1,377,373	USD	JPM	12/02/2022	(790)
1,522,273,000	MXN	75,270,277	USD	UBS	11/07/2022	1,464,929
327,055,000	MXN	16,230,757	USD	BOA	11/07/2022	255,531
95,100,000	MXN	4,698,826	USD	GSC	11/07/2022	95,005
31,580,000	MXN	1,562,133	USD	JPM	11/07/2022	29,761
24,420,000	MXN	1,215,772	USD	SSG	11/07/2022	15,199
1,232,258,000	MXN	61,816,896	USD	UBS	12/02/2022	(1,550)
606,430,000	MXN	30,424,365	USD	SSG	12/02/2022	(3,236)
101,457,000	NOK	9,434,170	USD	RBC	11/07/2022	327,059
91,419,000	NOK	8,491,267	USD	UBS	11/07/2022	304,202
68,150,000	NOK	6,288,128	USD	MSC	11/07/2022	268,618
57,470,000	NOK	5,462,126	USD	GSC	11/07/2022	67,092
62,810,000	NOK	6,101,472	USD	CBK	11/07/2022	(58,490)
2,018,428,000	NOK	195,059,502	USD	JPM	11/07/2022	(865,518)
154,459,000	NOK	14,927,786	USD	JPM	12/02/2022	(55,035)
128,535,000	NZD	72,923,465	USD	MSC	11/07/2022	1,817,205
103,190,000	NZD	58,565,798	USD	GSC	11/07/2022	1,437,238
320,039,000	NZD	184,949,129	USD	BCLY	11/07/2022	1,147,495
58,510,000	NZD	33,298,113	USD	JPM	11/07/2022	724,345
32,420,000	NZD	18,442,371	USD	SSG	11/07/2022	409,245
11,390,000	NZD	6,460,071	USD	BOA	11/07/2022	162,999
11,165,000	NZD	6,336,140	USD	BNP	11/07/2022	156,097
62,210,000	NZD	35,953,647	USD	BCLY	12/02/2022	234,234
16,431,000	NZD	9,542,698	USD	UBS	12/02/2022	15,301
10,485,000	NZD	6,098,317	USD	TDB	12/02/2022	862
15,614,000	PEN	3,914,264	USD	MSC	11/07/2022	3,241
The accompanying notes are an integral part of these financial statements.
195

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
56,460,000	PHP	974,793	USD	GSC	11/07/2022	$ (597)
188,235,000	PLN	37,164,897	USD	BNP	11/07/2022	2,237,479
46,455,000	PLN	9,324,194	USD	GSC	11/07/2022	400,020
23,550,000	PLN	4,646,712	USD	UBS	11/07/2022	282,903
23,050,000	PLN	4,656,904	USD	JPM	11/07/2022	168,048
44,980,000	PLN	9,257,509	USD	BOA	11/07/2022	157,950
43,051,000	PLN	9,005,502	USD	MSC	11/07/2022	6,167
43,335,000	PLN	9,178,130	USD	CBK	11/07/2022	(107,012)
257,805,000	PLN	53,999,284	USD	BNP	12/02/2022	(230,603)
189,902,000	SEK	16,970,715	USD	MSC	11/07/2022	236,287
53,940,000	SEK	4,805,895	USD	UBS	11/07/2022	81,604
69,340,000	SEK	6,227,589	USD	CBK	11/07/2022	55,302
51,900,000	SEK	4,664,767	USD	JPM	11/07/2022	37,888
1,614,557,000	SEK	146,620,758	USD	BNP	11/07/2022	(325,902)
64,332,000	SEK	5,851,454	USD	BNP	12/02/2022	(12,147)
7,093,000	SGD	4,982,438	USD	JPM	11/07/2022	28,377
2,465,000	SGD	1,728,272	USD	RBC	11/07/2022	13,115
4,327,000	SGD	3,061,743	USD	BNP	11/07/2022	(4,954)
5,574,000	SGD	3,943,166	USD	BCLY	12/02/2022	(4,845)
109,157,000	THB	2,877,095	USD	SCB	11/07/2022	(7,752)
109,157,000	THB	2,877,854	USD	BCLY	11/07/2022	(8,510)
491,703,000	THB	12,950,986	USD	JPM	11/07/2022	(25,889)
20,668,000	TRY	1,060,713	USD	UBS	11/07/2022	45,840
160,655,000	TRY	8,595,773	USD	BCLY	11/07/2022	5,608
6,968,000	TRY	365,239	USD	BCLY	12/02/2022	446
63,279,000	TWD	1,971,308	USD	UBS	11/07/2022	(6,622)
74,965,000	TWD	2,336,299	USD	CBK	11/07/2022	(8,786)
5,843,000	TWD	182,053	USD	CBK	12/02/2022	(290)
5,842,000	TWD	182,113	USD	UBS	12/02/2022	(381)
121,900,000	ZAR	6,777,874	USD	GSC	11/07/2022	(145,123)
1,111,507,000	ZAR	61,717,130	USD	JPM	11/07/2022	(1,238,466)
1,137,777,000	ZAR	62,670,829	USD	BCLY	12/02/2022	(886,145)
182,907,030	USD	282,454,000	AUD	MSC	11/07/2022	2,200,874
1,846,653	USD	2,930,000	AUD	BCLY	11/07/2022	(27,879)
1,902,295	USD	3,030,000	AUD	BOA	11/07/2022	(36,214)
10,558,291	USD	16,605,000	AUD	SSG	11/07/2022	(65,122)
27,150,645	USD	42,544,000	AUD	UBS	11/07/2022	(67,814)
12,362,843	USD	19,555,000	AUD	GSC	11/07/2022	(147,899)
18,404,226	USD	29,450,000	AUD	JPM	11/07/2022	(437,058)
6,099,094	USD	9,550,000	AUD	BNP	12/02/2022	(15,291)
6,092,165	USD	9,550,000	AUD	MSC	12/02/2022	(22,221)
185,710,614	USD	291,103,000	AUD	BCLY	12/02/2022	(668,020)
1,717,533	USD	9,308,000	BRL	UBS	11/03/2022	(83,100)
4,565,992	USD	24,355,000	BRL	DEUT	11/03/2022	(145,484)
22,318,607	USD	117,777,000	BRL	CBK	11/03/2022	(465,362)
9,171,371	USD	48,780,000	BRL	BOA	12/02/2022	(204,073)
7,644,280	USD	40,985,000	BRL	UBS	12/02/2022	(232,977)
12,239,852	USD	16,585,000	CAD	BOA	11/07/2022	65,990
2,783,815	USD	3,780,000	CAD	BCLY	11/07/2022	9,188
2,310,498	USD	3,200,000	CAD	BNP	11/07/2022	(38,393)
3,225,602	USD	4,485,000	CAD	CIBC	11/07/2022	(66,515)
10,426,927	USD	14,340,000	CAD	DEUT	11/07/2022	(99,042)
10,488,320	USD	14,500,000	CAD	JPM	11/07/2022	(155,093)
25,335,611	USD	34,875,000	CAD	CBK	11/07/2022	(263,632)
215,661,712	USD	295,599,000	CAD	SSG	11/07/2022	(1,316,366)
6,097,628	USD	8,330,000	CAD	SSG	12/02/2022	(18,083)
6,097,311	USD	8,330,000	CAD	MSC	12/02/2022	(18,400)
6,096,356	USD	8,330,000	CAD	BCLY	12/02/2022	(19,355)
81,217,630	USD	81,015,000	CHF	JPM	11/07/2022	252,907
18,642,705	USD	18,425,000	CHF	BNP	11/07/2022	229,139
12,466,785	USD	12,310,000	CHF	MSC	11/07/2022	164,425
31,107,621	USD	30,975,000	CHF	UBS	11/07/2022	151,843
6,367,362	USD	6,285,000	CHF	CBK	11/07/2022	86,262
24,621,798	USD	24,570,000	CHF	GSC	11/07/2022	67,046
8,045,140	USD	8,070,000	CHF	SSG	11/07/2022	(19,852)
The accompanying notes are an integral part of these financial statements.
196

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,832,679	USD	1,830,000	CHF	BCLY	12/02/2022	$ (1,344)
6,104,823	USD	6,095,000	CHF	SSG	12/02/2022	(3,578)
5,724,735	USD	5,517,500,000	CLP	MSC	11/07/2022	(118,619)
2,721,950	USD	2,554,550,000	CLP	BOA	12/02/2022	30,396
24,246,043	USD	173,537,000	CNH	MSC	11/07/2022	582,607
10,328,450	USD	74,873,000	CNH	GSC	12/02/2022	103,805
10,300,462	USD	74,872,000	CNH	JPM	12/02/2022	75,953
5,022,893	USD	23,933,000,000	COP	CBK	11/04/2022	178,985
1,681,270	USD	8,153,990,000	COP	CBK	12/02/2022	39,904
2,827,252	USD	72,830,000	CZK	UBS	11/07/2022	(111,528)
3,171,158	USD	82,009,000	CZK	CBK	11/07/2022	(138,005)
5,774,119	USD	142,440,000	CZK	CBK	12/02/2022	37,779
3,128,286	USD	77,339,000	CZK	BNP	12/02/2022	13,693
35,109,168	USD	268,272,000	DKK	MSC	11/07/2022	(515,819)
35,957,056	USD	268,272,000	DKK	BCLY	12/02/2022	260,135
17,157,127	USD	128,244,000	DKK	CBK	12/02/2022	92,670
18,202,159	USD	18,254,000	EUR	BOA	11/07/2022	154,033
8,487,585	USD	8,484,000	EUR	BCLY	11/07/2022	99,271
6,743,311	USD	6,767,000	EUR	UBS	11/07/2022	52,631
12,225,659	USD	12,341,000	EUR	SSG	11/07/2022	23,845
1,283,198	USD	1,280,000	EUR	CBA	11/07/2022	17,634
6,116,086	USD	6,217,000	EUR	GSC	11/07/2022	(30,797)
17,549,425	USD	17,989,000	EUR	BNP	11/07/2022	(236,691)
43,820,603	USD	44,796,000	EUR	MSC	11/07/2022	(470,176)
50,907,954	USD	52,396,000	EUR	CBK	11/07/2022	(897,109)
39,467,717	USD	40,898,000	EUR	DEUT	11/07/2022	(969,023)
140,620,053	USD	143,976,000	EUR	JPM	11/07/2022	(1,732,142)
11,581,145	USD	11,504,000	EUR	MSC	11/30/2022	188,116
468,382	USD	474,000	EUR	BOA	11/30/2022	(1,045)
50,507,679	USD	51,140,369	EUR	UBS	11/30/2022	(139,375)
15,420,863	USD	15,461,000	EUR	UBS	12/02/2022	105,651
18,362,863	USD	18,448,000	EUR	MSC	12/02/2022	88,815
15,399,668	USD	15,459,000	EUR	DEUT	12/02/2022	86,437
15,968,493	USD	13,885,000	GBP	BCLY	11/07/2022	42,279
32,235,421	USD	28,265,000	GBP	JPM	11/07/2022	(184,774)
8,446,559	USD	7,638,000	GBP	DEUT	11/07/2022	(314,292)
15,231,652	USD	13,656,000	GBP	BOA	11/07/2022	(431,896)
18,825,908	USD	16,831,000	GBP	UBS	11/07/2022	(479,393)
25,502,103	USD	22,671,000	GBP	GSC	11/07/2022	(501,727)
23,608,340	USD	21,546,000	GBP	BNP	11/07/2022	(1,105,105)
39,528,419	USD	35,801,000	GBP	SSG	11/07/2022	(1,535,632)
50,742,216	USD	46,387,000	GBP	MSC	11/07/2022	(2,464,069)
1,041,815	USD	919,000	GBP	BCLY	11/30/2022	(12,957)
18,388,180	USD	15,882,000	GBP	GSC	12/02/2022	157,963
26,140,959	USD	22,638,000	GBP	BOA	12/02/2022	155,841
1,827,199	USD	1,584,000	GBP	JPM	12/02/2022	8,999
1,757,603	USD	765,612,000	HUF	BOA	11/07/2022	(86,412)
7,283,637	USD	3,111,000,000	HUF	UBS	11/07/2022	(209,365)
1,647,579	USD	689,512,000	HUF	DEUT	12/02/2022	(182)
1,871,004	USD	28,617,000,000	IDR	DEUT	11/07/2022	36,475
1,678,213	USD	26,282,500,000	IDR	UBS	12/02/2022	(5,807)
1,527,437	USD	5,365,000	ILS	DEUT	11/07/2022	8,575
305,525	USD	1,080,000	ILS	CBK	11/07/2022	(229)
1,525,471	USD	5,420,000	ILS	GSC	11/07/2022	(8,962)
1,819,180	USD	6,463,000	ILS	BCLY	11/07/2022	(10,533)
5,178,126	USD	18,328,000	ILS	DEUT	12/02/2022	(19,706)
7,627,783	USD	627,900,000	INR	UBS	11/07/2022	46,967
7,594,799	USD	627,900,000	INR	UBS	12/02/2022	30,559
162,242,091	USD	22,925,300,000	JPY	JPM	11/07/2022	7,948,736
313,152,630	USD	46,165,310,000	JPY	MSC	11/07/2022	2,447,842
24,970,817	USD	3,617,300,000	JPY	UBS	11/07/2022	625,427
86,476,896	USD	12,776,069,000	JPY	CBK	11/07/2022	490,561
24,712,131	USD	3,599,000,000	JPY	GSC	11/07/2022	489,906
45,443,834	USD	6,683,700,000	JPY	SSG	11/07/2022	460,759
23,095,406	USD	3,380,100,000	JPY	BCLY	11/07/2022	346,436
The accompanying notes are an integral part of these financial statements.
197

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
30,831,182	USD	4,551,300,000	JPY	BNP	11/07/2022	$ 199,725
12,499,701	USD	1,830,800,000	JPY	BOA	11/07/2022	177,931
46,681,295	USD	6,169,400,000	JPY	BCLY	11/14/2022	5,126,983
9,082,929	USD	1,336,900,000	JPY	MSC	12/02/2022	58,963
6,094,716	USD	902,500,000	JPY	SSG	12/02/2022	2,914
75,491,881	USD	11,188,900,000	JPY	BNP	12/02/2022	(32,281)
86,193,753	USD	12,776,069,000	JPY	RBC	12/02/2022	(43,670)
38,900,040	USD	5,526,000,000	JPY	JPM	12/19/2022	1,493,842
100,644,525	USD	14,294,100,000	JPY	JPM	01/06/2023	3,632,125
127,613,418	USD	18,250,000,000	JPY	BOA	01/11/2023	3,672,535
47,506,608	USD	6,805,600,000	JPY	JPM	01/17/2023	1,251,903
123,275,006	USD	18,300,600,000	JPY	JPM	01/30/2023	(1,316,256)
32,727,759	USD	4,617,100,000	JPY	BNP	03/10/2023	1,119,809
55,095,126	USD	78,196,228,000	KRW	MSC	11/07/2022	203,630
463,902	USD	661,338,000	KRW	GSC	11/07/2022	(339)
1,530,076	USD	2,200,310,000	KRW	BCLY	11/07/2022	(14,478)
7,720,186	USD	11,042,965,000	KRW	JPM	11/07/2022	(31,657)
265,801,051	USD	383,569,522,000	KRW	CBK	11/07/2022	(3,453,682)
159,447,865	USD	226,942,146,000	KRW	JPM	12/02/2022	91,436
159,331,443	USD	226,942,147,000	KRW	MSC	12/02/2022	(24,987)
4,585,616	USD	91,240,000	MXN	GSC	11/07/2022	(13,638)
63,277,284	USD	1,256,178,000	MXN	UBS	11/07/2022	(44,523)
9,295,878	USD	186,420,000	MXN	BOA	11/07/2022	(101,239)
23,339,551	USD	466,590,000	MXN	SSG	11/07/2022	(180,461)
3,718,019	USD	74,115,000	MXN	UBS	12/02/2022	93
12,415,066	USD	129,247,000	NOK	BOA	11/07/2022	(19,854)
21,260,196	USD	222,719,000	NOK	JPM	11/07/2022	(167,713)
18,497,709	USD	199,740,000	NOK	MSC	11/07/2022	(719,378)
168,967,658	USD	1,848,028,000	NOK	UBS	11/07/2022	(8,832,056)
188,523,872	USD	1,945,868,000	NOK	JPM	12/02/2022	1,157,582
11,718,575	USD	120,732,000	NOK	RBC	12/02/2022	93,374
6,121,922	USD	10,495,000	NZD	GSC	11/07/2022	19,278
21,534,071	USD	37,104,000	NZD	UBS	11/07/2022	(41,204)
12,400,402	USD	21,832,000	NZD	CBK	11/07/2022	(294,493)
21,988,892	USD	38,538,000	NZD	SSG	11/07/2022	(420,226)
27,874,590	USD	48,847,000	NZD	BNP	11/07/2022	(529,017)
49,959,327	USD	86,850,000	NZD	BCLY	11/07/2022	(542,305)
18,412,867	USD	32,940,000	NZD	NWM	11/07/2022	(741,120)
56,198,392	USD	99,715,000	NZD	JPM	11/07/2022	(1,783,994)
162,990,595	USD	288,928,000	NZD	MSC	11/07/2022	(5,015,570)
18,320,020	USD	31,590,000	NZD	JPM	12/02/2022	(56,047)
172,768,806	USD	298,939,000	NZD	BCLY	12/02/2022	(1,125,567)
3,910,454	USD	15,614,000	PEN	CBK	11/07/2022	(7,052)
3,900,575	USD	15,614,000	PEN	MSC	12/02/2022	(2,496)
949,786	USD	56,460,000	PHP	CBK	11/07/2022	(24,410)
973,448	USD	56,460,000	PHP	GSC	12/02/2022	(302)
9,276,745	USD	43,890,000	PLN	BOA	11/07/2022	89,451
56,105,813	USD	267,716,000	PLN	BNP	11/07/2022	66,042
4,616,592	USD	21,945,000	PLN	MSC	11/07/2022	22,945
1,898,259	USD	9,235,000	PLN	GSC	11/07/2022	(34,862)
4,717,380	USD	23,410,000	PLN	UBS	11/07/2022	(182,928)
9,303,559	USD	46,460,000	PLN	JPM	11/07/2022	(421,702)
5,842,102	USD	64,332,000	SEK	BNP	11/07/2022	12,986
932,671	USD	10,560,000	SEK	BCLY	11/07/2022	(24,170)
10,051,777	USD	112,000,000	SEK	JPM	11/07/2022	(96,533)
16,296,985	USD	181,410,000	SEK	UBS	11/07/2022	(140,558)
142,389,223	USD	1,611,337,000	SEK	MSC	11/07/2022	(3,613,870)
146,855,476	USD	1,614,557,000	SEK	BNP	12/02/2022	304,855
3,942,566	USD	5,574,000	SGD	BCLY	11/07/2022	4,841
5,745,136	USD	8,311,000	SGD	JPM	11/07/2022	(126,130)
18,776,512	USD	710,017,000	THB	JPM	11/07/2022	112,728
2,882,033	USD	109,157,000	THB	BCLY	12/02/2022	6,643
2,880,892	USD	109,157,000	THB	SCB	12/02/2022	5,502
5,745,381	USD	218,313,000	THB	JPM	12/02/2022	(5,373)
372,820	USD	6,968,000	TRY	BCLY	11/07/2022	(243)
The accompanying notes are an integral part of these financial statements.
198

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2022

Foreign Currency Contracts Outstanding at October 31, 2022 – (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
8,985,055	USD	174,355,000	TRY	GSC	11/07/2022	$ (349,816)
8,421,000	USD	160,655,000	TRY	BCLY	12/02/2022	(10,291)
4,150,021	USD	132,402,000	TWD	CBK	11/07/2022	39,204
181,994	USD	5,842,000	TWD	UBS	11/07/2022	611
1,972,599	USD	63,279,000	TWD	UBS	12/02/2022	4,126
1,971,647	USD	63,280,000	TWD	CBK	12/02/2022	3,142
64,500,804	USD	1,168,857,000	ZAR	BCLY	11/07/2022	901,646
1,709,517	USD	30,940,000	ZAR	MSC	11/07/2022	26,028
1,851,995	USD	33,610,000	ZAR	BOA	11/07/2022	23,227
Total foreign currency contracts						$ 1,442,000
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 271,544,067	$ —	$ 271,544,067	$ —
Convertible Bonds	6,211,714	—	6,211,714	—
Corporate Bonds	463,567,263	—	463,567,263	—
Foreign Government Obligations	1,747,398,502	—	1,747,398,502	—
Senior Floating Rate Interests	120,375,729	—	120,375,729	—
U.S. Government Agencies	67,864,658	—	67,864,658	—
U.S. Government Securities	153,383,766	—	153,383,766	—
Common Stocks
United States	24,966	—	24,966	—
Escrows	1,613,087	—	1,613,087	—
Short-Term Investments	118,373,661	5,251,145	113,122,516	—
Purchased Options	1,380,393	69,844	1,310,549	—
Foreign Currency Contracts(2)	63,892,215	—	63,892,215	—
Futures Contracts(2)	751,467	751,467	—	—
Swaps - Credit Default(2)	395,388	—	395,388	—
Swaps - Interest Rate(2)	19,572,175	—	19,572,175	—
Total	$ 3,036,349,051	$ 6,072,456	$ 3,030,276,595	$ —
Liabilities
Foreign Currency Contracts(2)	$ (62,450,215)	$ —	$ (62,450,215)	$ —
Futures Contracts(2)	(5,495,324)	(5,495,324)	—	—
Swaps - Credit Default(2)	(1,178,221)	—	(1,178,221)	—
Swaps - Interest Rate(2)	(19,583,800)	—	(19,583,800)	—
Written Options	(975,040)	—	(975,040)	—
Total	$ (89,682,600)	$ (5,495,324)	$ (84,187,276)	$ —

(1)	For the year October 31, 2022, investments valued at $1,869,944 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be a significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
199

Hartford Fixed Income Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NWM	NatWest Markets Plc
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International
Currency Abbreviations:
ARS	Argentine Peso
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
DKK	Denmark Krone
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
ILS	Israel Shekel
INR	Indian Rupee
JPY	Japan Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NOK	Norway Krone
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PHP	Philippines Peso
PLN	Poland Zloty
RON	Romania New Leu
RSD	Serbia Dinar
RUB	Russia Ruble
SEK	Sweden Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Currency
TWD	Taiwan New Dollar
USD	United States Dollar
UYU	Uruguay Peso
ZAR	South Africa Rand
Index Abbreviations:
BADLAR	Buenos Aires Deposits of Large Amount Rate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMS	Constant Maturity Swap
CMT	Constant Maturity Treasury Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
iBoxx	Markit iBoxx Indices - Euro, Sterling, Asian, US Dollar and European High-Yield Bond Markets
ICE	Intercontinental Exchange, Inc.
MTA	Monthly Treasury Average Index
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CJSC	Closed Joint Stock Company
CLICP	Sinacofi Chile Interbank Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EM	Emerging Markets
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHA	Federal Housing Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HUD	Housing and Urban Development
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
OJSC	Open Joint Stock Company
PIK	Payment-in-kind
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Loan Fund
SD CRED PROG	School District Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor's Depositary Receipt
ST APPROP	State Appropriation
ST GTD	State Guaranteed
ST INTERCEPT	State Intercept Program
TBA	To Be Announced
Tbk	Terbuka
TCRS	Tennessee Consolidated Retirement System
TIIE	Interbank Equilibrium Interest Rate
UMBS	Uniform Mortgage-Backed Securities
WIBOR	Warsaw Interbank Offered Rate
SONIA	Sterling Overnight Index Average
BBSW	Bank Bill Swap Reference Rate
CDOR	Canadian Dollar Offered Rate
STIBOR	Stockholm Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate

200

Hartford Fixed Income Funds
 Statements of Assets and Liabilities
October 31, 2022

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Assets:
Investments in securities, at market value(1)	$ 48,826,424	$ 35,986,959	$ 1,642,471,969	$ 382,871,559	$ 352,495,363	$ 486,762,131
Repurchase agreements	—	2,538,517	—	—	7,431,917	3,584,927
Cash	309,098	311,268	502,822	1,638,393	1,715,860	6,928,474
Cash collateral due from broker on swap contracts	—	460,000	970,000	210,000	130	—
Cash collateral held for securities on loan	—	18,480	—	—	—	9,727
Foreign currency	—	873,589	—	—	75	—
Unrealized appreciation on OTC swap contracts	—	24,720	—	—	—	5,080,536
Unrealized appreciation on foreign currency contracts	—	1,054,689	61,485	12,373	3	333,521
Receivables:
From affiliates	18,909	14,125	—	24,883	6,617	—
Investment securities sold	1,508,057	606,812	125,611,182	16,646,111	4,203,968	3,364,694
Fund shares sold	—	4,810	1,807,428	170,336	328,015	136,732
Dividends and interest	452,544	528,350	16,733,341	3,746,749	5,515,502	1,278,082
Securities lending income	—	508	—	—	—	58
Variation margin on futures contracts	—	82,008	205,058	59,401	58,254	161,067
Variation margin on centrally cleared swap contracts	—	—	—	—	—	41,566
Tax reclaims	2,992	81,047	—	—	—	—
Other assets	—	46,276	79,797	66,025	54,029	47,498
Total assets	51,118,024	42,632,158	1,788,443,082	405,445,830	371,809,733	507,729,013
Liabilities:
Unrealized depreciation on foreign currency contracts	—	1,629,348	592,666	121,548	43,977	509,953
Unrealized depreciation on bond forward contracts	—	—	—	—	—	176,601
Due to custodian - foreign currency	—	—	3,082,634	635,223	—	394,972
Obligation to return securities lending collateral	—	369,600	—	—	—	194,535
Unrealized depreciation on OTC swap contracts	—	22,366	1,688,213	358,230	—	—
Cash collateral due to broker on swap contracts	—	—	—	—	—	3,289,000
Unfunded loan commitments	—	—	4,605,682	1,255,332	54,550	3,989
Payables:
To affiliates	—	—	11,370	—	—	—
Investment securities purchased	2,566,768	493,361	18,085,966	6,722,795	69,698	9,484,732
Fund shares redeemed	2,236	4,014	7,567,913	1,207,709	2,280,244	728,282
Investment management fees	24,600	27,455	963,197	238,395	154,885	163,582
Transfer agent fees	49	9,523	291,898	66,860	79,304	86,703
Accounting services fees	1,701	1,630	55,097	15,239	14,133	17,741
Board of Directors' fees	178	178	6,681	1,382	1,291	1,748
Variation margin on futures contracts	33,590	—	—	—	—	—
Variation margin on centrally cleared swap contracts	657	15,897	—	—	—	—
Foreign taxes	—	2,014	—	—	—	—
Distribution fees	198	220	39,304	5,979	11,668	13,783
Distributions payable	—	—	1,697,789	7,224	18,913	—
Written options	—	940,359	—	—	—	—
Accrued expenses	84,183	39,218	81,582	53,712	49,485	49,745
Total liabilities	2,714,160	3,555,183	38,769,992	10,689,628	2,778,148	15,115,366
Net assets	$ 48,403,864	$ 39,076,975	$ 1,749,673,090	$ 394,756,202	$ 369,031,585	$ 492,613,647
Summary of Net Assets:
Capital stock and paid-in-capital	$ 51,523,463	$ 122,842,675	$ 2,453,990,387	$ 506,035,653	$ 442,623,061	$ 608,871,852
Distributable earnings (loss)	(3,119,599)	(83,765,700)	(704,317,297)	(111,279,451)	(73,591,476)	(116,258,205)
Net assets	$ 48,403,864	$ 39,076,975	$ 1,749,673,090	$ 394,756,202	$ 369,031,585	$ 492,613,647
Shares authorized	350,000,000	550,000,000	3,200,000,000	550,000,000	485,000,000	6,190,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 9.39	$ 4.10	$ 7.64	$ 8.67	$ 6.46	$ 9.82
Maximum offering price per share	—	4.29	7.88	8.94	6.76	10.28
Shares outstanding	106,817	660,267	84,475,813	9,063,167	36,418,392	20,384,533
Net Assets	$ 1,002,688	$ 2,707,211	$ 645,512,617	$ 78,594,687	$ 235,339,928	$ 200,111,929
Class C: Net asset value per share	$ 9.39	$ 4.11	$ 7.71	$ 8.75	$ 6.44	$ 9.45
Shares outstanding	101,463	172,472	10,486,105	1,918,828	1,803,905	2,057,107
Net Assets	$ 952,432	$ 708,106	$ 80,900,300	$ 16,791,102	$ 11,623,247	$ 19,438,901
The accompanying notes are an integral part of these financial statements.
201

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Class I: Net asset value per share	$ 9.39	$ 4.08	$ 7.59	$ 8.60	$ 6.46	$ 10.04
Shares outstanding	101,911	1,464,201	107,966,485	27,728,887	2,679,212	6,395,435
Net Assets	$ 956,646	$ 5,969,890	$ 819,480,101	$ 238,606,846	$ 17,298,859	$ 64,201,963
Class R3: Net asset value per share	$ —	$ 4.10	$ 7.69	$ 8.69	$ 6.46	$ 9.60
Shares outstanding	—	2,167	355,549	2,507	257,891	2,917,571
Net Assets	$ —	$ 8,895	$ 2,735,405	$ 21,783	$ 1,666,944	$ 28,013,816
Class R4: Net asset value per share	$ —	$ 4.08	$ 7.63	$ 8.65	$ 6.47	$ 9.83
Shares outstanding	—	2,183	306,325	46,678	133,668	395,360
Net Assets	$ —	$ 8,907	$ 2,338,742	$ 403,965	$ 865,376	$ 3,885,940
Class R5: Net asset value per share	$ 9.39	$ 3.90	$ 7.59	$ 8.60	$ 6.43	$ 10.00
Shares outstanding	101,932	2,326	166,694	1,318,734	91,158	199,527
Net Assets	$ 956,838	$ 9,070	$ 1,265,813	$ 11,343,798	$ 585,888	$ 1,994,852
Class R6: Net asset value per share	$ 9.39	$ —	$ —	$ —	$ 6.37	$ —
Shares outstanding	101,973	—	—	—	1,467	—
Net Assets	$ 957,222	$ —	$ —	$ —	$ 9,352	$ —
Class Y: Net asset value per share	$ 9.39	$ 4.05	$ 7.56	$ 8.61	$ 6.38	$ 10.06
Shares outstanding	155,541	6,327,350	6,176,252	1,585,277	160,197	1,985,636
Net Assets	$ 1,460,253	$ 25,608,497	$ 46,709,495	$ 13,647,537	$ 1,022,393	$ 19,978,498
Class F: Net asset value per share	$ 9.39	$ 4.08	$ 7.57	$ 8.62	$ 6.44	$ 10.04
Shares outstanding	4,486,805	993,937	19,912,039	4,101,453	15,635,980	15,441,008
Net Assets	$ 42,117,785	$ 4,056,399	$ 150,730,617	$ 35,346,484	$ 100,619,598	$ 154,987,748
Cost of investments	$ 49,784,204	$ 46,827,701	$ 1,839,752,706	$ 427,073,212	$ 407,528,011	$ 553,550,967
Cost of foreign currency	$ —	$ 884,349	$ (3,081,540)	$ (634,955)	$ 75	$ (392,236)
Written option contracts premiums received	$ —	$ 929,822	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ —	$ 360,584	$ —	$ —	$ —	$ 189,596
The accompanying notes are an integral part of these financial statements.
202

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Assets:
Investments in securities, at market value(1)	$ 1,563,748,791	$ 45,609,844	$ 1,836,803,865	$ 2,074,510,712	$ 94,119,968	$ 3,354,786,721
Repurchase agreements	21,836,738	2,794,884	41,862,198	44,980,694	1,809,262	59,487,078
Cash	5,055,409	648,597	10,387,885	8,842,425	417,013	21,248,909
Cash collateral held for securities on loan	—	—	491,219	1,087,646	—	151,564
Foreign currency	—	—	383,087	3,053,223	—	432,644
Unrealized appreciation on foreign currency contracts	—	—	16,239	12,573,966	—	979,859
Receivables:
From affiliates	—	6,622	—	—	25,590	—
Investment securities sold	16,462,792	—	6,717,840	116,950,054	591,122	395,296,544
Fund shares sold	8,230,746	87,106	3,733,177	2,573,146	166,988	4,890,034
Dividends and interest	20,853,835	550,442	10,938,721	20,094,894	1,306,591	21,338,220
Securities lending income	—	—	3,868	14,991	—	1,207
Variation margin on futures contracts	—	—	2,676,370	—	—	2,067,030
Variation margin on centrally cleared swap contracts	—	—	—	967,293	—	222,519
Tax reclaims	—	—	5,104	17,177	—	—
OTC swap contracts premiums paid	—	—	—	300,166	—	565,320
Other assets	91,352	25,146	124,200	81,030	21,140	96,690
Total assets	1,636,279,663	49,722,641	1,914,143,773	2,286,047,417	98,457,674	3,861,564,339
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	142,444	1,810,643	—	811,317
Obligation to return securities lending collateral	—	—	9,824,390	21,752,925	—	3,031,290
Unrealized depreciation on OTC swap contracts	—	—	—	293,517	—	549,914
TBA sale commitments, at market value	—	—	—	—	—	51,960,948
Unfunded loan commitments	—	—	166,692	274,549	—	—
Payables:
Investment securities purchased	20,277,302	684,031	1,216,813	271,352,120	1,642,057	959,057,117
Fund shares redeemed	7,255,248	216,049	7,689,224	2,515,571	335,509	4,493,324
Investment management fees	435,308	14,201	617,538	857,446	31,967	685,954
Transfer agent fees	211,192	3,751	247,687	310,280	18,725	290,030
Accounting services fees	46,944	1,528	53,392	59,592	3,898	79,203
Board of Directors' fees	5,711	144	6,246	8,052	391	9,974
Variation margin on futures contracts	—	—	—	1,593,720	—	—
Distribution fees	19,897	1,345	41,864	20,564	1,548	41,225
Distributions payable	345,519	—	265,709	142	696	402,554
Written options	—	—	—	5,314,548	—	2,464,886
Accrued expenses	51,558	31,044	77,781	164,603	32,444	142,102
OTC swap contracts premiums received	—	—	—	5,298	—	13,243
Total liabilities	28,648,679	952,093	20,349,780	306,333,570	2,067,235	1,024,033,081
Net assets	$ 1,607,630,984	$ 48,770,548	$ 1,893,793,993	$ 1,979,713,847	$ 96,390,439	$ 2,837,531,258
Summary of Net Assets:
Capital stock and paid-in-capital	$ 1,824,710,750	$ 51,784,915	$ 2,063,511,964	$ 2,643,819,756	$ 112,943,198	$ 3,523,058,735
Distributable earnings (loss)	(217,079,766)	(3,014,367)	(169,717,971)	(664,105,909)	(16,552,759)	(685,527,477)
Net assets	$ 1,607,630,984	$ 48,770,548	$ 1,893,793,993	$ 1,979,713,847	$ 96,390,439	$ 2,837,531,258
Shares authorized	815,000,000	300,000,000	745,000,000	1,415,000,000	300,000,000	1,325,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 7.80	$ 9.52	$ 9.15	$ 7.18	$ 9.29	$ 8.65
Maximum offering price per share	8.17	9.97	9.34	7.52	9.73	9.06
Shares outstanding	46,750,378	3,336,350	91,308,540	36,505,035	3,198,397	110,563,982
Net Assets	$ 364,444,777	$ 31,750,000	$ 835,605,036	$ 261,960,133	$ 29,700,208	$ 956,670,378
Class C: Net asset value per share	$ 7.80	$ 9.51	$ 9.15	$ 7.25	$ 9.28	$ 8.76
Shares outstanding	3,906,952	100,630	5,656,976	7,675,494	299,407	909,031
Net Assets	$ 30,480,568	$ 957,200	$ 51,779,383	$ 55,621,708	$ 2,779,055	$ 7,959,426
The accompanying notes are an integral part of these financial statements.
203

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Class I: Net asset value per share	$ 7.80	$ 9.50	$ 9.11	$ 7.20	$ 9.26	$ 8.61
Shares outstanding	117,020,102	711,085	42,413,110	152,037,777	4,763,599	34,249,462
Net Assets	$ 912,458,612	$ 6,757,407	$ 386,416,304	$ 1,094,402,783	$ 44,105,943	$ 294,842,487
Class R3: Net asset value per share	$ —	$ —	$ 9.14	$ 7.16	$ —	$ 8.90
Shares outstanding	—	—	120,659	456,362	—	373,714
Net Assets	$ —	$ —	$ 1,102,412	$ 3,268,954	$ —	$ 3,325,604
Class R4: Net asset value per share	$ —	$ —	$ 9.14	$ 7.17	$ —	$ 8.82
Shares outstanding	—	—	545,778	1,231,627	—	1,294,286
Net Assets	$ —	$ —	$ 4,986,468	$ 8,826,384	$ —	$ 11,414,947
Class R5: Net asset value per share	$ —	$ —	$ 9.10	$ 7.16	$ —	$ 8.75
Shares outstanding	—	—	217,042	4,164,751	—	181,091
Net Assets	$ —	$ —	$ 1,975,761	$ 29,834,948	$ —	$ 1,584,434
Class R6: Net asset value per share	$ —	$ —	$ 9.06	$ 7.16	$ —	$ 8.67
Shares outstanding	—	—	209,673	31,801,257	—	21,273,781
Net Assets	$ —	$ —	$ 1,898,894	$ 227,845,574	$ —	$ 184,349,829
Class Y: Net asset value per share	$ 7.79	$ —	$ 9.09	$ 7.15	$ —	$ 8.69
Shares outstanding	1,508,768	—	835,853	10,649,893	—	45,000,512
Net Assets	$ 11,757,799	$ —	$ 7,594,886	$ 76,170,742	$ —	$ 391,115,742
Class F: Net asset value per share	$ 7.79	$ 9.51	$ 9.09	$ 7.19	$ 9.26	$ 8.54
Shares outstanding	37,045,826	978,494	66,242,323	30,846,743	2,138,752	115,457,782
Net Assets	$ 288,489,228	$ 9,305,941	$ 602,434,849	$ 221,782,621	$ 19,805,233	$ 986,268,411
Cost of investments	$ 1,755,969,669	$ 51,091,134	$ 2,049,672,471	$ 2,470,400,783	$ 109,427,741	$ 3,925,754,227
Cost of foreign currency	$ —	$ —	$ 383,126	$ 3,263,502	$ —	$ 432,688
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ —	$ —	$ 52,966,694
Written option contracts premiums received	$ —	$ —	$ —	$ 6,024,648	$ —	$ 2,486,740
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 9,506,797	$ 20,969,387	$ —	$ 2,915,190
The accompanying notes are an integral part of these financial statements.
204

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

The Hartford World Bond Fund
Assets:
Investments in securities, at market value(1)	$ 2,949,780,740
Repurchase agreements	1,957,066
Cash	5,472,789
Cash collateral held for securities on loan	276,376
Foreign currency	6,421,339
Unrealized appreciation on OTC swap contracts	886,695
Unrealized appreciation on foreign currency contracts	63,892,215
Receivables:
Investment securities sold	151,723,943
Fund shares sold	5,884,745
Dividends and interest	15,772,563
Securities lending income	2,879
Variation margin on futures contracts	217,892
OTC swap contracts premiums paid	175,560
Other assets	84,867
Total assets	3,202,549,669
Liabilities:
Unrealized depreciation on foreign currency contracts	62,450,215
Obligation to return securities lending collateral	5,527,521
Cash collateral due to broker on future contracts	1,973,000
Cash collateral due to broker on swap contracts	150,000
Unfunded loan commitments	237,050
Payables:
Investment securities purchased	70,607,575
Fund shares redeemed	6,214,808
Investment management fees	1,528,028
Transfer agent fees	312,804
Accounting services fees	84,402
Board of Directors' fees	10,522
Variation margin on centrally cleared swap contracts	36,249
Distribution fees	15,228
Written options	975,040
Accrued expenses	206,677
Total liabilities	150,329,119
Net assets	$ 3,052,220,550
Summary of Net Assets:
Capital stock and paid-in-capital	$ 3,275,403,182
Distributable earnings (loss)	(223,182,632)
Net assets	$ 3,052,220,550
Shares authorized	1,500,000,000
Par value	$ 0.0010
Class A: Net asset value per share	$ 9.65
Maximum offering price per share	10.10
Shares outstanding	29,450,229
Net Assets	$ 284,247,523
Class C: Net asset value per share	$ 9.38
Shares outstanding	2,242,424
Net Assets	$ 21,023,752
Class I: Net asset value per share	$ 9.75
Shares outstanding	124,463,183
Net Assets	$ 1,213,187,927
Class R3: Net asset value per share	$ 9.56
Shares outstanding	109,133
Net Assets	$ 1,043,225
The accompanying notes are an integral part of these financial statements.
205

Hartford Fixed Income Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

The Hartford World Bond Fund
Class R4: Net asset value per share	$ 9.67
Shares outstanding	156,305
Net Assets	$ 1,511,264
Class R5: Net asset value per share	$ 9.75
Shares outstanding	773,687
Net Assets	$ 7,540,878
Class R6: Net asset value per share	$ 9.79
Shares outstanding	11,554,372
Net Assets	$ 113,133,567
Class Y: Net asset value per share	$ 9.78
Shares outstanding	20,634,019
Net Assets	$ 201,728,086
Class F: Net asset value per share	$ 9.77
Shares outstanding	123,761,506
Net Assets	$ 1,208,804,328
Cost of investments	$ 3,280,549,094
Cost of foreign currency	$ 6,412,841
Written option contracts premiums received	$ 900,770
(1) Includes Investment in securities on loan, at market value	$ 5,334,599
The accompanying notes are an integral part of these financial statements.
206

Hartford Fixed Income Funds
 Statements of Operations
For the Year Ended October 31, 2022

	Hartford Dynamic Bond Fund(1)	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Investment Income:
Dividends	$ —	$ —	$ 2,561,296	$ 651,812	$ —	$ —
Interest	1,088,087	2,905,448	105,955,889	23,294,967	21,109,395	36,019,069
Securities lending	—	1,493	—	—	—	547
Less: Foreign tax withheld	(599)	(27,467)	—	—	—	(7,648)
Total investment income, net	1,087,488	2,879,474	108,517,185	23,946,779	21,109,395	36,011,968
Expenses:
Investment management fees	118,270	427,206	13,146,852	3,231,353	2,084,579	2,161,681
Transfer agent fees
Class A	14	7,967	710,169	99,262	437,992	321,713
Class C	—	2,335	100,172	24,482	21,604	27,652
Class I	—	8,044	923,966	257,559	36,122	77,971
Class R3	—	22	8,070	245	4,121	66,215
Class R4	—	54	3,715	693	1,570	7,085
Class R5	—	12	1,489	14,364	783	2,328
Class Y	62	42,230	54,497	18,639	1,043	33,666
Class F	—	168	1,497	1,432	1,775	1,112
Distribution fees
Class A	1,015	8,510	1,757,724	209,911	655,588	559,316
Class C	3,914	10,675	990,792	222,060	148,557	220,675
Class R3	—	50	19,842	556	9,375	150,865
Class R4	—	80	5,467	1,020	2,310	10,419
Custodian fees	436	17,458	11,665	3,972	8,133	9,192
Registration and filing fees	52,023	107,469	213,052	131,317	143,333	130,383
Accounting services fees	4,011	11,459	320,401	84,031	77,741	96,974
Board of Directors' fees	762	1,416	56,253	12,179	10,869	14,677
Audit and tax fees	34,474	31,278	41,824	41,820	28,820	34,540
Other expenses	7,083	13,510	173,831	53,025	73,631	66,500
Total expenses (before waivers, reimbursements and fees paid indirectly)	222,064	689,943	18,541,278	4,407,920	3,747,946	3,992,964
Expense waivers	(84,955)	(165,296)	(6,260)	(307,336)	(165,823)	—
Distribution fee reimbursements	(803)	(188)	(6,228)	(173)	(5,318)	(7,494)
Total waivers, reimbursements and fees paid indirectly	(85,758)	(165,484)	(12,488)	(307,509)	(171,141)	(7,494)
Total expenses	136,306	524,459	18,528,790	4,100,411	3,576,805	3,985,470
Net Investment Income (Loss)	951,182	2,355,015	89,988,395	19,846,368	17,532,590	32,026,498
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(2,388,827)	(7,040,637)	(94,857,494)	(20,343,042)	(12,740,301)	(12,963,279)
Less: Foreign taxes paid on realized capital gains	—	338	—	—	—	—
Purchased options contracts	—	114,127	—	—	—	—
Futures contracts	24,596	546,227	458,072	127,085	251,894	2,195,597
Written options contracts	—	157,310	—	—	—	—
Swap contracts	184,266	(241,064)	(1,168,364)	(171,552)	(351,857)	1,002,178
Bond Forwards	—	—	—	—	—	(2,509,882)
Foreign currency contracts	—	(2,405,419)	45,363,750	9,658,502	4,176,270	2,700,421
Other foreign currency transactions	—	(163,186)	(2,652,554)	(1,007,254)	(20,562)	43,674
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,179,965)	(9,032,304)	(52,856,590)	(11,736,261)	(8,684,556)	(9,531,291)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(957,780)	(6,421,714)	(155,065,410)	(39,839,944)	(60,664,089)	(77,613,227)
Purchased options contracts	—	(3,969)	—	—	—	92,221
Futures contracts	13,598	(9,435)	362,290	106,347	56,324	(381,821)
Written options contracts	—	(53,372)	—	—	—	—
Swap contracts	2,962	56,240	(2,174,941)	(456,456)	—	3,424,032
Bond forward contracts	—	—	—	—	—	35,458
Foreign currency contracts	—	238,584	(1,713,366)	(348,341)	(178,808)	(411,912)
Translation of other assets and liabilities in foreign currencies	—	(29,691)	471,697	55,340	3,473	17,597
The accompanying notes are an integral part of these financial statements.
207

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	Hartford Dynamic Bond Fund(1)	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(941,220)	(6,223,357)	(158,119,730)	(40,483,054)	(60,783,100)	(74,837,652)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,121,185)	(15,255,661)	(210,976,320)	(52,219,315)	(69,467,656)	(84,368,943)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (2,170,003)	$ (12,900,646)	$ (120,987,925)	$ (32,372,947)	$ (51,935,066)	$ (52,342,445)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 7,391	$ —	$ —	$ —	$ —

(1)	Commenced operations on June 7, 2022.
The accompanying notes are an integral part of these financial statements.
208

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Investment Income:
Dividends	$ —	$ —	$ —	$ 691,564	$ —	$ 24,464
Interest	46,749,516	760,494	51,712,204	127,735,694	2,934,232	97,515,865
Securities lending	—	—	15,391	155,118	—	20,564
Less: Foreign tax withheld	—	—	—	(58,387)	—	(136)
Total investment income, net	46,749,516	760,494	51,727,595	128,523,989	2,934,232	97,560,757
Expenses:
Investment management fees	5,815,001	162,137	7,745,110	13,696,285	434,897	9,009,973
Transfer agent fees
Class A	279,497	12,336	1,052,466	420,715	21,491	1,269,359
Class C	30,534	1,544	63,517	74,425	4,619	21,159
Class I	1,014,253	12,523	383,306	1,670,432	75,375	184,209
Class R3	—	—	2,810	7,082	—	8,803
Class R4	—	—	2,387	19,454	—	23,684
Class R5	—	—	2,202	48,366	—	2,367
Class R6	—	—	79	8,657	—	3,797
Class Y	12,241	—	8,841	160,780	—	268,091
Class F	1,705	300	8,862	2,173	634	10,975
Distribution fees
Class A	1,081,708	67,389	2,214,798	832,696	97,004	2,798,973
Class C	401,272	12,248	632,819	757,721	37,797	114,903
Class R3	—	—	6,389	16,116	—	20,113
Class R4	—	—	11,723	28,609	—	35,108
Custodian fees	8,243	1,219	11,609	188,787	1,817	61,620
Registration and filing fees	284,910	65,482	295,221	354,467	70,620	224,118
Accounting services fees	280,287	9,249	304,991	410,669	25,034	466,283
Board of Directors' fees	49,653	1,263	54,140	72,071	3,382	83,170
Audit and tax fees	28,825	28,818	34,545	44,291	28,819	44,287
Other expenses	132,954	9,344	203,475	270,983	19,651	323,993
Total expenses (before waivers, reimbursements and fees paid indirectly)	9,421,083	383,852	13,039,290	19,084,779	821,140	14,974,985
Expense waivers	—	(101,721)	—	—	(141,257)	—
Distribution fee reimbursements	(2,835)	(507)	(119,054)	(2,147)	(52)	(22,329)
Total waivers, reimbursements and fees paid indirectly	(2,835)	(102,228)	(119,054)	(2,147)	(141,309)	(22,329)
Total expenses	9,418,248	281,624	12,920,236	19,082,632	679,831	14,952,656
Net Investment Income (Loss)	37,331,268	478,870	38,807,359	109,441,357	2,254,401	82,608,101
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(44,486,789)	(335,529)	(12,754,606)	(375,260,801)	(3,053,668)	(260,240,493)
Purchased options contracts	—	—	—	(2,042,637)	—	(3,538,023)
Futures contracts	—	—	8,537,175	(22,035,602)	—	89,734,368
Written options contracts	—	—	—	51,254,920	—	15,260,198
Swap contracts	—	—	—	(59,840,400)	—	(14,118,533)
Foreign currency contracts	—	—	7,103,205	108,553,946	—	18,247,482
Other foreign currency transactions	—	—	(628,984)	(3,011,863)	—	(122,882)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(44,486,789)	(335,529)	2,256,790	(302,382,437)	(3,053,668)	(154,777,883)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(238,645,195)	(3,078,953)	(181,953,737)	(329,167,853)	(16,379,892)	(546,564,532)
Purchased options contracts	—	—	—	1,809,592	—	2,957,015
Futures contracts	—	—	(571,879)	(17,538,393)	—	11,864,817
Written options contracts	—	—	—	258,333	—	(817,763)
Swap contracts	—	—	—	944,963	—	5,624,797
Foreign currency contracts	—	—	(302,609)	2,252,524	—	(3,145,236)
Translation of other assets and liabilities in foreign currencies	—	—	(15,258)	(90,952)	—	(72,045)
The accompanying notes are an integral part of these financial statements.
209

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund	The Hartford Total Return Bond Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(238,645,195)	(3,078,953)	(182,843,483)	(341,531,786)	(16,379,892)	(530,152,947)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(283,131,984)	(3,414,482)	(180,586,693)	(643,914,223)	(19,433,560)	(684,930,830)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (245,800,716)	$ (2,935,612)	$ (141,779,334)	$ (534,472,866)	$ (17,179,159)	$ (602,322,729)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ —	$ 22,960	$ —	$ —
The accompanying notes are an integral part of these financial statements.
210

Hartford Fixed Income Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

The Hartford World Bond Fund
Investment Income:
Interest	$ 64,865,518
Securities lending	29,332
Less: Foreign tax withheld	(730,770)
Total investment income, net	64,164,080
Expenses:
Investment management fees	20,499,537
Transfer agent fees
Class A	418,458
Class C	34,534
Class I	1,345,052
Class R3	2,500
Class R4	3,109
Class R5	9,583
Class R6	4,625
Class Y	271,773
Class F	25,432
Distribution fees
Class A	793,209
Class C	294,471
Class R3	5,722
Class R4	5,040
Custodian fees	145,470
Registration and filing fees	217,244
Accounting services fees	511,954
Board of Directors' fees	89,310
Audit and tax fees	37,003
Other expenses	354,858
Total expenses (before waivers, reimbursements and fees paid indirectly)	25,068,884
Distribution fee reimbursements	(1,892)
Total waivers, reimbursements and fees paid indirectly	(1,892)
Total expenses	25,066,992
Net Investment Income (Loss)	39,097,088
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(284,610,890)
Purchased options contracts	(6,811,412)
Futures contracts	52,259,934
Written options contracts	5,910,025
Swap contracts	(51,842,929)
Foreign currency contracts	342,230,028
Other foreign currency transactions	2,127,738
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	59,262,494
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(353,360,577)
Purchased options contracts	933,936
Futures contracts	(6,374,808)
Written options contracts	(74,270)
Swap contracts	9,588,269
Foreign currency contracts	26,043,062
Translation of other assets and liabilities in foreign currencies	(1,204,407)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(324,448,795)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(265,186,301)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (226,089,213)
The accompanying notes are an integral part of these financial statements.
211

Hartford Fixed Income Funds
 Statements of Changes in Net Assets

	Hartford Dynamic Bond Fund	The Hartford Emerging Markets Local Debt Fund
	For the Period Ended October 31, 2022(1)	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 951,182	$ 2,355,015	$ 2,237,108
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(2,179,965)	(9,032,304)	1,143,324
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(941,220)	(6,223,357)	(1,138,652)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,170,003)	(12,900,646)	2,241,780
Distributions to Shareholders:
From distributable earnings:
Class A	(17,924)	(33,970)	(133,250)
Class C	(14,119)	(9,261)	(45,865)
Class I	(18,458)	(87,399)	(373,191)
Class R3	—	(93)	(328)
Class R4	—	(325)	(1,455)
Class R5	(18,656)	(112)	(816)
Class R6	(19,051)	—	—
Class Y	(23,129)	(415,600)	(1,515,399)
Class F	(838,259)	(50,974)	(143,206)
From return of capital:
Class A	—	(132,631)	—
Class C	—	(36,159)	—
Class I	—	(341,236)	—
Class R3	—	(365)	—
Class R4	—	(1,267)	—
Class R5	—	(439)	—
Class Y	—	(1,622,649)	—
Class F	—	(199,020)	—
Total distributions	(949,596)	(2,931,500)	(2,213,510)
Capital Share Transactions:
Sold	50,578,407	22,130,496	16,289,948
Issued on reinvestment of distributions	949,596	2,805,385	2,154,350
Redeemed	(4,540)	(28,642,781)	(23,049,369)
Net increase (decrease) from capital share transactions	51,523,463	(3,706,900)	(4,605,071)
Net Increase (Decrease) in Net Assets	48,403,864	(19,539,046)	(4,576,801)
Net Assets:
Beginning of period	—	58,616,021	63,192,822
End of period	$ 48,403,864	$ 39,076,975	$ 58,616,021

(1)	Commenced operations on June 7, 2022.
The accompanying notes are an integral part of these financial statements.
212

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 89,988,395	$ 70,994,132	$ 19,846,368	$ 14,398,567
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(52,856,590)	26,374,866	(11,736,261)	9,211,691
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(158,119,730)	40,533,708	(40,483,054)	4,673,432
Net Increase (Decrease) in Net Assets Resulting from Operations	(120,987,925)	137,902,706	(32,372,947)	28,283,690
Distributions to Shareholders:
Class A	(27,788,531)	(21,641,093)	(3,428,934)	(2,260,387)
Class C	(3,083,004)	(3,702,166)	(707,436)	(767,793)
Class I	(49,870,932)	(31,415,921)	(13,090,307)	(7,889,739)
Class R3	(141,152)	(128,958)	(3,719)	(3,765)
Class R4	(88,107)	(68,153)	(16,703)	(11,610)
Class R5	(55,916)	(37,242)	(584,024)	(408,844)
Class Y	(2,562,398)	(1,586,807)	(786,395)	(361,445)
Class F	(7,865,765)	(4,114,279)	(1,681,410)	(685,903)
Total distributions	(91,455,805)	(62,694,619)	(20,298,928)	(12,389,486)
Capital Share Transactions:
Sold	907,823,054	816,933,177	256,482,424	243,398,409
Issued on reinvestment of distributions	74,859,439	50,166,714	20,229,708	12,325,072
Redeemed	(1,138,094,090)	(609,208,793)	(267,650,064)	(162,394,797)
Net increase (decrease) from capital share transactions	(155,411,597)	257,891,098	9,062,068	93,328,684
Net Increase (Decrease) in Net Assets	(367,855,327)	333,099,185	(43,609,807)	109,222,888
Net Assets:
Beginning of period	2,117,528,417	1,784,429,232	438,366,009	329,143,121
End of period	$ 1,749,673,090	$ 2,117,528,417	$ 394,756,202	$ 438,366,009
The accompanying notes are an integral part of these financial statements.
213

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford High Yield Fund		The Hartford Inflation Plus Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 17,532,590	$ 16,622,334	$ 32,026,498	$ 17,100,984
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(8,684,556)	7,697,117	(9,531,291)	15,172,475
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(60,783,100)	8,880,768	(74,837,652)	2,841,963
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,935,066)	33,200,219	(52,342,445)	35,115,422
Distributions to Shareholders:
From distributable earnings:
Class A	(10,728,543)	(10,337,734)	(16,166,387)	(4,366,189)
Class C	(486,767)	(718,263)	(1,505,013)	(241,079)
Class I	(1,320,930)	(1,281,113)	(4,973,856)	(1,166,904)
Class R3	(70,827)	(56,962)	(2,122,179)	(623,956)
Class R4	(37,629)	(41,134)	(297,397)	(105,614)
Class R5	(29,915)	(28,190)	(146,241)	(38,900)
Class R6	(474)	(275) (2)	—	—
Class Y	(44,642)	(40,983)	(2,312,287)	(738,520)
Class F	(5,107,672)	(4,169,785)	(13,307,648)	(4,427,834)
From return of capital:
Class A	—	—	(527,595)	—
Class C	—	—	(49,117)	—
Class I	—	—	(162,323)	—
Class R3	—	—	(69,258)	—
Class R4	—	—	(9,706)	—
Class R5	—	—	(4,773)	—
Class Y	—	—	(75,462)	—
Class F	—	—	(434,299)	—
Total distributions	(17,827,399)	(16,674,439)	(42,163,541)	(11,708,996)
Capital Share Transactions:
Sold	126,094,126	154,200,806	220,935,395	190,542,110
Issued on reinvestment of distributions	17,619,545	16,437,697	41,364,743	11,424,933
Redeemed	(172,366,086)	(82,007,013)	(243,916,214)	(180,414,897)
Net increase (decrease) from capital share transactions	(28,652,415)	88,631,490	18,383,924	21,552,146
Net Increase (Decrease) in Net Assets	(98,414,880)	105,157,270	(76,122,062)	44,958,572
Net Assets:
Beginning of period	467,446,465	362,289,195	568,735,709	523,777,137
End of period	$ 369,031,585	$ 467,446,465	$ 492,613,647	$ 568,735,709

(2)	Commenced operations on March 1, 2021.
The accompanying notes are an integral part of these financial statements.
214

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Municipal Opportunities Fund		Hartford Municipal Short Duration Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 37,331,268	$ 30,177,227	$ 478,870	$ 365,111
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(44,486,789)	(222,907)	(335,529)	(10,314)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(238,645,195)	16,090,687	(3,078,953)	17,714
Net Increase (Decrease) in Net Assets Resulting from Operations	(245,800,716)	46,045,007	(2,935,612)	372,511
Distributions to Shareholders:
Class A	(7,855,066)	(7,830,709)	(248,571)	(241,664)
Class C	(416,825)	(505,567)	(1,696)	(6,519)
Class I	(21,842,573)	(15,905,916)	(110,672)	(70,845)
Class Y	(278,387)	(297,401)	—	—
Class F	(6,948,929)	(5,642,177)	(100,027)	(51,426)
Total distributions	(37,341,780)	(30,181,770)	(460,966)	(370,454)
Capital Share Transactions:
Sold	1,196,357,480	588,219,542	51,899,317	18,254,920
Issued on reinvestment of distributions	33,841,490	26,743,790	446,905	368,228
Redeemed	(1,123,855,948)	(313,751,683)	(36,523,533)	(8,165,674)
Net increase (decrease) from capital share transactions	106,343,022	301,211,649	15,822,689	10,457,474
Net Increase (Decrease) in Net Assets	(176,799,474)	317,074,886	12,426,111	10,459,531
Net Assets:
Beginning of period	1,784,430,458	1,467,355,572	36,344,437	25,884,906
End of period	$ 1,607,630,984	$ 1,784,430,458	$ 48,770,548	$ 36,344,437
The accompanying notes are an integral part of these financial statements.
215

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 38,807,359	$ 31,524,181	$ 109,441,357	$ 81,332,265
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,256,790	12,295,333	(302,382,437)	39,156,835
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(182,843,483)	(16,347,248)	(341,531,786)	(15,561,618)
Net Increase (Decrease) in Net Assets Resulting from Operations	(141,779,334)	27,472,266	(534,472,866)	104,927,482
Distributions to Shareholders:
From distributable earnings:
Class A	(15,517,056)	(13,765,749)	(17,140,415)	(13,415,885)
Class C	(629,953)	(650,763)	(3,273,082)	(2,498,541)
Class I	(11,720,934)	(11,271,779)	(89,166,333)	(58,862,872)
Class R3	(20,500)	(24,103)	(152,963)	(76,238)
Class R4	(86,342)	(74,418)	(579,426)	(276,821)
Class R5	(38,511)	(33,325)	(2,312,153)	(1,436,033)
Class R6	(45,690)	(29,252)	(11,601,430)	(2,476,456)
Class Y	(168,558)	(168,858)	(8,445,760)	(5,957,462)
Class F	(12,473,282)	(6,693,662)	(15,982,759)	(13,930,487)
From return of capital:
Class A	—	—	(258,929)	—
Class C	—	—	(45,759)	—
Class I	—	—	(1,349,090)	—
Class R3	—	—	(2,369)	—
Class R4	—	—	(8,788)	—
Class R5	—	—	(36,273)	—
Class R6	—	—	(199,552)	—
Class Y	—	—	(125,387)	—
Class F	—	—	(252,342)	—
Total distributions	(40,700,826)	(32,711,909)	(150,932,810)	(98,930,795)
Capital Share Transactions:
Sold	1,024,322,464	1,252,229,093	1,198,621,649	2,604,992,032
Issued on reinvestment of distributions	37,931,113	30,042,870	149,008,674	98,446,517
Redeemed	(1,144,563,069)	(781,083,476)	(2,022,858,353)	(1,052,171,798)
Net increase (decrease) from capital share transactions	(82,309,492)	501,188,487	(675,228,030)	1,651,266,751
Net Increase (Decrease) in Net Assets	(264,789,652)	495,948,844	(1,360,633,706)	1,657,263,438
Net Assets:
Beginning of period	2,158,583,645	1,662,634,801	3,340,347,553	1,683,084,115
End of period	$ 1,893,793,993	$ 2,158,583,645	$ 1,979,713,847	$ 3,340,347,553
The accompanying notes are an integral part of these financial statements.
216

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Sustainable Municipal Bond Fund		The Hartford Total Return Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 2,254,401	$ 1,565,874	$ 82,608,101	$ 61,872,563
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(3,053,668)	668,157	(154,777,883)	36,144,280
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(16,379,892)	487,346	(530,152,947)	(74,464,811)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,179,159)	2,721,377	(602,322,729)	23,552,032
Distributions to Shareholders:
Class A	(851,225)	(583,161)	(47,715,918)	(32,137,413)
Class C	(54,518)	(30,346)	(410,076)	(472,610)
Class I	(1,349,440)	(597,267)	(14,441,548)	(9,730,043)
Class R3	—	—	(156,713)	(109,854)
Class R4	—	—	(570,865)	(391,047)
Class R5	—	—	(96,664)	(70,122)
Class R6	—	—	(9,726,744)	(4,246,736)
Class Y	—	—	(18,676,025)	(12,144,844)
Class F	(640,010)	(354,323)	(55,248,574)	(32,813,903)
Total distributions	(2,895,193)	(1,565,097)	(147,043,127)	(92,116,572)
Capital Share Transactions:
Sold	79,449,069	58,514,592	983,382,484	1,350,276,016
Issued on reinvestment of distributions	2,887,645	1,561,109	138,994,012	88,860,837
Redeemed	(94,378,035)	(16,076,394)	(980,071,504)	(917,559,808)
Net increase (decrease) from capital share transactions	(12,041,321)	43,999,307	142,304,992	521,577,045
Net Increase (Decrease) in Net Assets	(32,115,673)	45,155,587	(607,060,864)	453,012,505
Net Assets:
Beginning of period	128,506,112	83,350,524	3,444,592,122	2,991,579,617
End of period	$ 96,390,439	$ 128,506,112	$ 2,837,531,258	$ 3,444,592,122
The accompanying notes are an integral part of these financial statements.
217

Hartford Fixed Income Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 39,097,088	$ 31,308,168
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	59,262,494	68,593,974
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(324,448,795)	(109,895,728)
Net Increase (Decrease) in Net Assets Resulting from Operations	(226,089,213)	(9,993,586)
Distributions to Shareholders:
From distributable earnings:
Class A	(3,351,239)	(3,010,998)
Class C	(263,681)	(125,450)
Class I	(18,045,562)	(20,651,050)
Class R3	(8,871)	(5,791)
Class R4	(18,532)	(120,174)
Class R5	(93,190)	(88,533)
Class R6	(1,370,542)	(1,415,295)
Class Y	(2,894,697)	(3,546,250)
Class F	(16,697,412)	(17,628,017)
From return of capital:
Class A	(602,022)	—
Class C	(39,149)	—
Class I	(3,365,395)	—
Class R3	(1,510)	—
Class R4	(2,918)	—
Class R5	(17,571)	—
Class R6	(262,054)	—
Class Y	(542,938)	—
Class F	(3,192,601)	—
Total distributions	(50,769,884)	(46,591,558)
Capital Share Transactions:
Sold	1,025,715,598	1,356,935,358
Issued on reinvestment of distributions	48,757,410	43,738,556
Redeemed	(1,869,287,227)	(1,693,085,720)
Net increase (decrease) from capital share transactions	(794,814,219)	(292,411,806)
Net Increase (Decrease) in Net Assets	(1,071,673,316)	(348,996,950)
Net Assets:
Beginning of period	4,123,893,866	4,472,890,816
End of period	$ 3,052,220,550	$ 4,123,893,866
The accompanying notes are an integral part of these financial statements.
218

Hartford Fixed Income Funds
Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Dynamic Bond Fund(5)
For the Period Ended October 31, 2022
A	$ 10.00	$ 0.17	$ (0.61)	$ (0.44)	$ (0.17)	$ —	$ —	$ (0.17)	$ 9.39	(4.42)% (6)	$ 1,003	1.35% (7)	1.10% (7)	4.42% (7)	380% (8)
C	10.00	0.14	(0.61)	(0.47)	(0.14)	—	—	(0.14)	9.39	(4.73) (6)	952	2.10 (7)	1.90 (7)	3.61 (7)	380 (8)
I	10.00	0.18	(0.61)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.31) (6)	957	1.10 (7)	0.80 (7)	4.72 (7)	380 (8)
R5	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29) (6)	957	1.10 (7)	0.75 (7)	4.77 (7)	380 (8)
R6	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25) (6)	957	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
Y	10.00	0.19	(0.62)	(0.43)	(0.18)	—	—	(0.18)	9.39	(4.29) (6)	1,460	1.11 (7)	0.75 (7)	4.82 (7)	380 (8)
F	10.00	0.19	(0.61)	(0.42)	(0.19)	—	—	(0.19)	9.39	(4.25) (6)	42,118	1.10 (7)	0.65 (7)	4.87 (7)	380 (8)
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2022
A	$ 5.39	$ 0.18	$ (1.24)	$ (1.06)	$ (0.05)	$ —	$ (0.18)	$ (0.23)	$ 4.10	(20.19)%	$ 2,707	1.55%	1.18%	3.79%	90%
C	5.40	0.15	(1.24)	(1.09)	(0.04)	—	(0.16)	(0.20)	4.11	(20.73)	708	2.29	1.93	3.02	90
I	5.36	0.19	(1.23)	(1.04)	(0.05)	—	(0.19)	(0.24)	4.08	(19.92)	5,971	1.17	0.93	4.04	90
R3	5.38	0.18	(1.24)	(1.06)	(0.04)	—	(0.18)	(0.22)	4.10	(20.28)	9	1.79	1.28	3.74	90
R4	5.36	0.18	(1.23)	(1.05)	(0.05)	—	(0.18)	(0.23)	4.08	(20.12)	9	1.49	1.18	3.77	90
R5	5.14	0.19	(1.19)	(1.00)	(0.05)	—	(0.19)	(0.24)	3.90	(19.96)	9	1.19	0.88	4.13	90
Y	5.32	0.20	(1.23)	(1.03)	(0.05)	—	(0.19)	(0.24)	4.05	(19.85)	25,608	1.18	0.88	4.21	90
F	5.37	0.20	(1.24)	(1.04)	(0.05)	—	(0.20)	(0.25)	4.08	(20.00)	4,056	1.07	0.83	4.18	90
For the Year Ended October 31, 2021
A	$ 5.39	$ 0.18	$ (0.00) (9)	$ 0.18	$ (0.18)	$ —	$ —	$ (0.18)	$ 5.39	3.20%	$ 3,996	1.49%	1.18%	3.20%	99%
C	5.40	0.14	(0.00) (9)	0.14	(0.14)	—	—	(0.14)	5.40	2.43	1,771	2.25	1.93	2.45	99
I	5.37	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.36	3.28	11,164	1.15	0.93	3.45	99
R3	5.37	0.18	(0.01)	0.17	(0.16)	—	—	(0.16)	5.38	3.09	11	1.76	1.21	3.18	99
R4	5.37	0.18	(0.01)	0.17	(0.18)	—	—	(0.18)	5.36	3.02	45	1.46	1.18	3.20	99
R5	5.15	0.19	(0.01)	0.18	(0.19)	—	—	(0.19)	5.14	3.48	11	1.16	0.88	3.56	99
Y	5.33	0.20	(0.02)	0.18	(0.19)	—	—	(0.19)	5.32	3.36	37,127	1.14	0.88	3.49	99
F	5.37	0.20	(0.00) (9)	0.20	(0.20)	—	—	(0.20)	5.37	3.57	4,490	1.04	0.83	3.54	99
For the Year Ended October 31, 2020
A	$ 5.86	$ 0.22	$ (0.46)	$ (0.24)	$ —	$ —	$ (0.23)	$ (0.23)	$ 5.39	(4.02)%	$ 4,441	1.42%	1.18%	4.08%	99%
C	5.86	0.19	(0.46)	(0.27)	—	—	(0.19)	(0.19)	5.40	(4.66)	1,795	2.18	1.93	3.35	99
I	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.73)	10,596	1.07	0.93	4.43	99
R3	5.84	0.23	(0.46)	(0.23)	—	—	(0.24)	(0.24)	5.37	(3.97)	11	1.70	1.06	4.20	99
R4	5.83	0.22	(0.45)	(0.23)	—	—	(0.23)	(0.23)	5.37	(3.87)	43	1.40	1.18	4.07	99
R5	5.60	0.22	(0.42)	(0.20)	—	—	(0.25)	(0.25)	5.15	(3.52)	45	1.10	0.88	4.31	99
Y	5.80	0.24	(0.46)	(0.22)	—	—	(0.25)	(0.25)	5.33	(3.72)	43,062	1.09	0.88	4.43	99
F	5.84	0.25	(0.47)	(0.22)	—	—	(0.25)	(0.25)	5.37	(3.65)	3,201	0.98	0.83	4.46	99
For the Year Ended October 31, 2019
A	$ 5.50	$ 0.29	$ 0.48	$ 0.77	$ (0.27)	$ —	$ (0.14)	$ (0.41)	$ 5.86	14.52%	$ 5,691	1.45%	1.25%	5.10%	110%
C	5.50	0.25	0.47	0.72	(0.23)	—	(0.13)	(0.36)	5.86	13.57	2,495	2.19	2.00	4.35	110
I	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	14.92	41,300	1.11	0.98	5.36	110
R3	5.47	0.29	0.49	0.78	(0.27)	—	(0.14)	(0.41)	5.84	14.82	12	1.74	1.17	5.16	110
R4	5.47	0.29	0.48	0.77	(0.27)	—	(0.14)	(0.41)	5.83	14.58	49	1.44	1.25	5.09	110
R5	5.27	0.29	0.47	0.76	(0.28)	—	(0.15)	(0.43)	5.60	14.96	11	1.14	0.95	5.36	110
Y	5.44	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.80	15.12	87,413	1.10	0.90	5.44	110
F	5.48	0.31	0.48	0.79	(0.28)	—	(0.15)	(0.43)	5.84	15.00	4,150	1.02	0.90	5.44	110
The accompanying notes are an integral part of these financial statements.
219

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund – (continued)
For the Year Ended October 31, 2018
A	$ 7.62	$ 0.30	$ (0.75)	$ (0.45)	$ (1.67)	$ —	$ —	$ (1.67)	$ 5.50	(8.25)%	$ 6,774	1.41%	1.25%	4.78%	130%
C	7.62	0.25	(0.75)	(0.50)	(1.62)	—	—	(1.62)	5.50	(8.86)	2,951	2.19	2.00	4.04	130
I	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(8.00)	62,924	1.07	0.96	5.08	130
R3	7.60	0.29	(0.76)	(0.47)	(1.66)	—	—	(1.66)	5.47	(8.44)	11	1.73	1.39	4.65	130
R4	7.60	0.30	(0.76)	(0.46)	(1.67)	—	—	(1.67)	5.47	(8.29)	60	1.43	1.25	4.79	130
R5	7.38	0.31	(0.73)	(0.42)	(1.69)	—	—	(1.69)	5.27	(7.98)	10	1.13	0.95	5.11	130
Y	7.57	0.32	(0.75)	(0.43)	(1.70)	—	—	(1.70)	5.44	(7.99)	86,121	1.06	0.90	5.13	130
F	7.61	0.32	(0.76)	(0.44)	(1.69)	—	—	(1.69)	5.48	(7.93)	4,599	1.01	0.90	5.15	130
The Hartford Floating Rate Fund
For the Year Ended October 31, 2022
A	$ 8.40	$ 0.33	$ (0.77)	$ (0.44)	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.64	(5.33)%	$ 645,513	1.00%	1.00%	4.06%	53%
C	8.48	0.26	(0.77)	(0.51)	(0.26)	—	—	(0.26)	7.71	(6.09)	80,900	1.75	1.75	3.24	53
I	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.09)	819,480	0.73	0.73	4.31	53
R3	8.45	0.30	(0.76)	(0.46)	(0.30)	—	—	(0.30)	7.69	(5.53)	2,735	1.35	1.25	3.69	53
R4	8.39	0.33	(0.77)	(0.44)	(0.32)	—	—	(0.32)	7.63	(5.35)	2,339	1.07	1.00	4.15	53
R5	8.37	0.35	(0.77)	(0.42)	(0.36)	—	—	(0.36)	7.59	(5.16)	1,266	0.77	0.77	4.35	53
Y	8.34	0.34	(0.76)	(0.42)	(0.36)	—	—	(0.36)	7.56	(5.14)	46,709	0.74	0.74	4.27	53
F	8.35	0.36	(0.77)	(0.41)	(0.37)	—	—	(0.37)	7.57	(4.97)	150,731	0.65	0.65	4.45	53
For the Year Ended October 31, 2021
A	$ 8.04	$ 0.30	$ 0.31	$ 0.61	$ (0.25)	$ —	$ —	$ (0.25)	$ 8.40	7.70%	$ 738,311	1.00%	1.00%	3.59%	99%
C	8.12	0.24	0.31	0.55	(0.19)	—	—	(0.19)	8.48	6.84	110,915	1.75	1.75	2.86	99
I	8.03	0.32	0.32	0.64	(0.30)	—	—	(0.30)	8.37	8.01	1,066,435	0.73	0.73	3.85	99
R3	8.10	0.28	0.30	0.58	(0.23)	—	—	(0.23)	8.45	7.25	4,586	1.36	1.25	3.34	99
R4	8.04	0.30	0.30	0.60	(0.25)	—	—	(0.25)	8.39	7.55	2,180	1.07	1.00	3.59	99
R5	8.03	0.32	0.31	0.63	(0.29)	—	—	(0.29)	8.37	7.92	1,148	0.77	0.77	3.82	99
Y	8.01	0.32	0.31	0.63	(0.30)	—	—	(0.30)	8.34	7.90	49,434	0.75	0.75	3.83	99
F	8.02	0.33	0.31	0.64	(0.31)	—	—	(0.31)	8.35	8.06	144,519	0.65	0.65	3.92	99
For the Year Ended October 31, 2020
A	$ 8.37	$ 0.29	$ (0.33)	$ (0.04)	$ (0.29)	$ —	$ —	$ (0.29)	$ 8.04	(0.40)%	$ 659,749	1.01%	1.00%	3.62%	86%
C	8.45	0.24	(0.34)	(0.10)	(0.23)	—	—	(0.23)	8.12	(1.10)	231,747	1.74	1.74	2.91	86
I	8.36	0.32	(0.34)	(0.02)	(0.31)	—	—	(0.31)	8.03	(0.14)	749,601	0.73	0.73	3.93	86
R3	8.42	0.27	(0.32)	(0.05)	(0.27)	—	—	(0.27)	8.10	(0.51)	4,684	1.37	1.25	3.38	86
R4	8.36	0.29	(0.32)	(0.03)	(0.29)	—	—	(0.29)	8.04	(0.29)	2,274	1.07	1.00	3.63	86
R5	8.35	0.31	(0.32)	(0.01)	(0.31)	—	—	(0.31)	8.03	(0.07)	987	0.77	0.77	3.84	86
Y	8.33	0.32	(0.33)	(0.01)	(0.31)	—	—	(0.31)	8.01	(0.00) (10)	42,538	0.71	0.71	3.93	86
F	8.36	0.33	(0.35)	(0.02)	(0.32)	—	—	(0.32)	8.02	(0.20)	92,849	0.65	0.65	4.09	86
For the Year Ended October 31, 2019
A	$ 8.68	$ 0.39	$ (0.23)	$ 0.16	$ (0.45)	$ —	$ (0.02)	$ (0.47)	$ 8.37	1.98%	$ 762,132	1.00%	1.00%	4.61%	46%
C	8.67	0.33	(0.23)	0.10	(0.31)	—	(0.01)	(0.32)	8.45	1.22	458,641	1.73	1.73	3.89	46
I	8.69	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.36	2.29	1,316,224	0.71	0.71	4.90	46
R3	8.70	0.37	(0.23)	0.14	(0.41)	—	(0.01)	(0.42)	8.42	1.72	6,708	1.33	1.25	4.35	46
R4	8.67	0.39	(0.22)	0.17	(0.46)	—	(0.02)	(0.48)	8.36	2.04	2,807	1.05	1.00	4.66	46
R5	8.68	0.41	(0.23)	0.18	(0.49)	—	(0.02)	(0.51)	8.35	2.18	1,193	0.77	0.77	4.84	46
Y	8.67	0.42	(0.24)	0.18	(0.50)	—	(0.02)	(0.52)	8.33	2.25	63,586	0.71	0.71	4.93	46
F	8.70	0.41	(0.22)	0.19	(0.51)	—	(0.02)	(0.53)	8.36	2.32	398,085	0.64	0.64	4.83	46
The accompanying notes are an integral part of these financial statements.
220

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund – (continued)
For the Year Ended October 31, 2018
A	$ 8.74	$ 0.37	$ (0.08)	$ 0.29	$ (0.35)	$ —	$ —	$ (0.35)	$ 8.68	3.41%	$ 909,677	0.99%	0.99%	4.21%	55%
C	8.73	0.30	(0.07)	0.23	(0.29)	—	—	(0.29)	8.67	2.65	744,791	1.73	1.73	3.48	55
I	8.75	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.69	3.70	1,903,730	0.72	0.72	4.50	55
R3	8.76	0.35	(0.08)	0.27	(0.33)	—	—	(0.33)	8.70	3.15	8,479	1.37	1.25	3.95	55
R4	8.73	0.37	(0.08)	0.29	(0.35)	—	—	(0.35)	8.67	3.40	5,804	1.07	1.00	4.21	55
R5	8.74	0.39	(0.08)	0.31	(0.37)	—	—	(0.37)	8.68	3.67	1,897	0.77	0.74	4.45	55
Y	8.73	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.67	3.71	470,887	0.71	0.70	4.53	55
F	8.76	0.39	(0.07)	0.32	(0.38)	—	—	(0.38)	8.70	3.88	67,464	0.65	0.65	4.52	55
The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2022
A	$ 9.68	$ 0.38	$ (1.01)	$ (0.63)	$ (0.38)	$ —	$ —	$ (0.38)	$ 8.67	(6.66)%	$ 78,595	1.14%	1.05%	4.16%	70%
C	9.76	0.31	(1.01)	(0.70)	(0.31)	—	—	(0.31)	8.75	(7.31)	16,791	1.88	1.80	3.30	70
I	9.63	0.40	(1.01)	(0.61)	(0.42)	—	—	(0.42)	8.60	(6.48)	238,607	0.86	0.80	4.37	70
R3	9.69	0.32	(0.97)	(0.65)	(0.35)	—	—	(0.35)	8.69	(6.86)	22	1.49	1.35	3.45	70
R4	9.66	0.39	(1.03)	(0.64)	(0.37)	—	—	(0.37)	8.65	(6.69)	404	1.19	1.05	4.18	70
R5	9.63	0.41	(1.01)	(0.60)	(0.43)	—	—	(0.43)	8.60	(6.40)	11,344	0.88	0.75	4.42	70
Y	9.63	0.40	(1.00)	(0.60)	(0.42)	—	—	(0.42)	8.61	(6.34)	13,648	0.88	0.78	4.36	70
F	9.64	0.42	(1.01)	(0.59)	(0.43)	—	—	(0.43)	8.62	(6.28)	35,346	0.77	0.75	4.55	70
For the Year Ended October 31, 2021
A	$ 9.23	$ 0.35	$ 0.40	$ 0.75	$ (0.30)	$ —	$ —	$ (0.30)	$ 9.68	8.23%	$ 81,907	1.15%	1.05%	3.67%	132%
C	9.31	0.29	0.39	0.68	(0.23)	—	—	(0.23)	9.76	7.38	25,357	1.88	1.80	2.95	132
I	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.52	276,041	0.86	0.80	3.92	132
R3	9.25	0.33	0.38	0.71	(0.27)	—	—	(0.27)	9.69	7.77	160	1.49	1.35	3.37	132
R4	9.21	0.35	0.40	0.75	(0.30)	—	—	(0.30)	9.66	8.24	399	1.20	1.05	3.68	132
R5	9.18	0.38	0.40	0.78	(0.33)	—	—	(0.33)	9.63	8.58	12,801	0.88	0.75	3.97	132
Y	9.19	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.63	8.43	13,206	0.89	0.78	3.92	132
F	9.20	0.38	0.39	0.77	(0.33)	—	—	(0.33)	9.64	8.45	28,494	0.78	0.75	3.94	132
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.37	$ (0.42)	$ (0.05)	$ (0.36)	$ —	$ —	$ (0.36)	$ 9.23	(0.46)%	$ 64,414	1.15%	1.05%	3.95%	120%
C	9.72	0.30	(0.42)	(0.12)	(0.29)	—	—	(0.29)	9.31	(1.17)	38,246	1.89	1.80	3.21	120
I	9.62	0.39	(0.45)	(0.06)	(0.38)	—	—	(0.38)	9.18	(0.54)	194,107	0.87	0.80	4.18	120
R3	9.66	0.34	(0.42)	(0.08)	(0.33)	—	—	(0.33)	9.25	(0.75)	128	1.50	1.35	3.68	120
R4	9.61	0.36	(0.40)	(0.04)	(0.36)	—	—	(0.36)	9.21	(0.36)	347	1.20	1.05	3.93	120
R5	9.58	0.39	(0.41)	(0.02)	(0.38)	—	—	(0.38)	9.18	(0.08)	10,605	0.90	0.75	4.23	120
Y	9.59	0.40	(0.42)	(0.02)	(0.38)	—	—	(0.38)	9.19	(0.10)	7,422	0.89	0.78	4.25	120
F	9.61	0.40	(0.42)	(0.02)	(0.39)	—	—	(0.39)	9.20	(0.17)	13,874	0.79	0.75	4.28	120
For the Year Ended October 31, 2019
A	$ 10.01	$ 0.46	$ (0.24)	$ 0.22	$ (0.57)	$ —	$ (0.02)	$ (0.59)	$ 9.64	2.34%	$ 87,122	1.14%	1.05%	4.71%	78%
C	10.01	0.39	(0.24)	0.15	(0.42)	—	(0.02)	(0.44)	9.72	1.60	56,859	1.88	1.80	3.97	78
I	10.02	0.48	(0.24)	0.24	(0.61)	—	(0.03)	(0.64)	9.62	2.63	220,436	0.87	0.80	4.97	78
R3	10.00	0.43	(0.23)	0.20	(0.52)	—	(0.02)	(0.54)	9.66	2.13	227	1.50	1.35	4.41	78
R4	9.99	0.46	(0.24)	0.22	(0.58)	—	(0.02)	(0.60)	9.61	2.33	346	1.20	1.05	4.76	78
R5	9.98	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.58	2.72	11,015	0.88	0.75	5.01	78
Y	9.99	0.48	(0.23)	0.25	(0.62)	—	(0.03)	(0.65)	9.59	2.71	14,773	0.86	0.77	4.98	78
F	10.01	0.49	(0.24)	0.25	(0.62)	—	(0.03)	(0.65)	9.61	2.73	21,903	0.78	0.75	5.04	78
The accompanying notes are an integral part of these financial statements.
221

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate High Income Fund – (continued)
For the Year Ended October 31, 2018
A	$ 10.06	$ 0.43	$ (0.07)	$ 0.36	$ (0.41)	$ —	$ —	$ (0.41)	$ 10.01	3.62%	$ 119,920	1.14%	1.05%	4.29%	84%
C	10.06	0.36	(0.08)	0.28	(0.33)	—	—	(0.33)	10.01	2.85	78,122	1.88	1.80	3.54	84
I	10.07	0.46	(0.08)	0.38	(0.43)	—	—	(0.43)	10.02	3.88	313,336	0.86	0.80	4.56	84
R3	10.05	0.40	(0.07)	0.33	(0.38)	—	—	(0.38)	10.00	3.31	267	1.50	1.35	4.00	84
R4	10.04	0.43	(0.07)	0.36	(0.41)	—	—	(0.41)	9.99	3.62	809	1.20	1.05	4.30	84
R5	10.03	0.47	(0.08)	0.39	(0.44)	—	—	(0.44)	9.98	3.93	12,192	0.89	0.75	4.65	84
Y	10.04	0.46	(0.07)	0.39	(0.44)	—	—	(0.44)	9.99	3.93	20,412	0.83	0.75	4.62	84
F	10.07	0.46	(0.08)	0.38	(0.44)	—	—	(0.44)	10.01	3.93	31,840	0.78	0.75	4.61	84
The Hartford High Yield Fund
For the Year Ended October 31, 2022
A	$ 7.62	$ 0.29	$ (1.16)	$ (0.87)	$ (0.29)	$ —	$ —	$ (0.29)	$ 6.46	(11.63)%	$ 235,340	1.00%	0.95%	4.12%	49%
C	7.60	0.23	(1.16)	(0.93)	(0.23)	—	—	(0.23)	6.44	(12.36)	11,623	1.73	1.73	3.31	49
I	7.63	0.30	(1.15)	(0.85)	(0.32)	—	—	(0.32)	6.46	(11.35)	17,300	0.71	0.69	4.25	49
R3	7.62	0.27	(1.16)	(0.89)	(0.27)	—	—	(0.27)	6.46	(11.91)	1,667	1.30	1.27	3.81	49
R4	7.63	0.29	(1.16)	(0.87)	(0.29)	—	—	(0.29)	6.47	(11.63)	865	1.00	0.97	4.10	49
R5	7.59	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.43	(11.30)	586	0.70	0.67	4.39	49
R6	7.54	0.31	(1.15)	(0.84)	(0.33)	—	—	(0.33)	6.37	(11.32)	9	0.59	0.55	4.55	49
Y	7.54	0.31	(1.15)	(0.84)	(0.32)	—	—	(0.32)	6.38	(11.39)	1,022	0.69	0.66	4.44	49
F	7.61	0.32	(1.15)	(0.83)	(0.34)	—	—	(0.34)	6.44	(11.19)	100,620	0.58	0.55	4.53	49
For the Year Ended October 31, 2021
A	$ 7.27	$ 0.29	$ 0.35	$ 0.64	$ (0.29)	$ —	$ —	$ (0.29)	$ 7.62	8.90%	$ 287,361	1.00%	0.95%	3.85%	38%
C	7.25	0.24	0.34	0.58	(0.23)	—	—	(0.23)	7.60	8.10	17,757	1.72	1.71	3.15	38
I	7.30	0.31	0.34	0.65	(0.32)	—	—	(0.32)	7.63	9.03	46,882	0.68	0.67	4.10	38
R3	7.28	0.27	0.34	0.61	(0.27)	—	—	(0.27)	7.62	8.42	1,996	1.29	1.26	3.55	38
R4	7.29	0.29	0.34	0.63	(0.29)	—	—	(0.29)	7.63	8.73	1,028	1.00	0.97	3.85	38
R5	7.26	0.32	0.33	0.65	(0.32)	—	—	(0.32)	7.59	9.07	737	0.70	0.67	4.14	38
R6 (11)	7.57	0.21	(0.03) (12)	0.18	(0.21)	—	—	(0.21)	7.54	2.35 (6)	10	0.59 (7)	0.55 (7)	4.12 (7)	38
Y	7.20	0.31	0.34	0.65	(0.31)	—	—	(0.31)	7.54	9.12	972	0.69	0.66	4.15	38
F	7.28	0.32	0.35	0.67	(0.34)	—	—	(0.34)	7.61	9.26	110,704	0.58	0.55	4.23	38
For the Year Ended October 31, 2020
A	$ 7.36	$ 0.33	$ (0.10)	$ 0.23	$ (0.32)	$ —	$ —	$ (0.32)	$ 7.27	3.31%	$ 239,310	1.15%	1.03%	4.54%	59%
C	7.33	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	7.25	2.68	26,125	1.86	1.78	3.81	59
I	7.38	0.35	(0.09)	0.26	(0.34)	—	—	(0.34)	7.30	3.74	20,666	0.82	0.77	4.80	59
R3	7.36	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	7.28	3.14	1,866	1.44	1.34	4.25	59
R4	7.37	0.33	(0.09)	0.24	(0.32)	—	—	(0.32)	7.29	3.45	997	1.14	1.04	4.54	59
R5	7.33	0.35	(0.07)	0.28	(0.35)	—	—	(0.35)	7.26	3.95	614	0.84	0.74	4.86	59
Y	7.30	0.35	(0.12)	0.23	(0.33)	—	—	(0.33)	7.20	3.35	849	0.83	0.77	4.84	59
F	7.37	0.35	(0.08)	0.27	(0.36)	—	—	(0.36)	7.28	3.78	71,863	0.72	0.67	4.90	59
For the Year Ended October 31, 2019
A	$ 7.15	$ 0.36	$ 0.22	$ 0.58	$ (0.37)	$ —	$ —	$ (0.37)	$ 7.36	8.27%	$ 229,615	1.17%	1.05%	5.00%	36%
C	7.12	0.31	0.21	0.52	(0.31)	—	—	(0.31)	7.33	7.42	32,746	1.87	1.80	4.27	36
I	7.19	0.38	0.21	0.59	(0.40)	—	—	(0.40)	7.38	8.55	20,575	0.83	0.79	5.25	36
R3	7.14	0.34	0.22	0.56	(0.34)	—	—	(0.34)	7.36	8.03	1,501	1.46	1.35	4.72	36
R4	7.16	0.36	0.22	0.58	(0.37)	—	—	(0.37)	7.37	8.26	1,009	1.16	1.05	5.02	36
R5	7.15	0.38	0.21	0.59	(0.41)	—	—	(0.41)	7.33	8.50	793	0.85	0.75	5.29	36
Y	7.13	0.37	0.21	0.58	(0.41)	—	—	(0.41)	7.30	8.42	11,647	0.83	0.78	5.09	36
F	7.18	0.39	0.22	0.61	(0.42)	—	—	(0.42)	7.37	8.74	60,588	0.74	0.70	5.35	36
The accompanying notes are an integral part of these financial statements.
222

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund – (continued)
For the Year Ended October 31, 2018
A	$ 7.49	$ 0.36	$ (0.34)	$ 0.02	$ (0.36)	$ —	$ —	$ (0.36)	$ 7.15	0.27%	$ 214,430	1.17%	1.05%	4.92%	29%
C	7.47	0.31	(0.36)	(0.05)	(0.30)	—	—	(0.30)	7.12	(0.63)	38,727	1.87	1.80	4.17	29
I	7.54	0.38	(0.35)	0.03	(0.38)	—	—	(0.38)	7.19	0.44	18,652	0.83	0.78	5.19	29
R3	7.49	0.34	(0.35)	(0.01)	(0.34)	—	—	(0.34)	7.14	(0.17)	1,964	1.47	1.35	4.62	29
R4	7.51	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	7.16	0.15	1,144	1.17	1.05	4.92	29
R5	7.49	0.38	(0.34)	0.04	(0.38)	—	—	(0.38)	7.15	0.57	628	0.87	0.75	5.22	29
Y	7.48	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.13	0.48	867	0.81	0.70	5.27	29
F	7.53	0.39	(0.35)	0.04	(0.39)	—	—	(0.39)	7.18	0.51	52,810	0.75	0.70	5.27	29
The Hartford Inflation Plus Fund
For the Year Ended October 31, 2022
A	$ 11.63	$ 0.61	$ (1.61)	$ (1.00)	$ (0.78)	$ —	$ (0.03)	$ (0.81)	$ 9.82	(9.07)%	$ 200,112	0.85%	0.84%	5.62%	57% (13)
C	11.23	0.50	(1.55)	(1.05)	(0.71)	—	(0.02)	(0.73)	9.45	(9.79)	19,439	1.58	1.58	4.84	57 (13)
I	11.88	0.65	(1.65)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.04	(8.88)	64,202	0.57	0.57	5.97	57 (13)
R3	11.40	0.55	(1.58)	(1.03)	(0.75)	—	(0.02)	(0.77)	9.60	(9.46)	28,014	1.17	1.17	5.24	57 (13)
R4	11.65	0.59	(1.61)	(1.02)	(0.77)	—	(0.03)	(0.80)	9.83	(9.16)	3,886	0.87	0.87	5.50	57 (13)
R5	11.83	0.65	(1.64)	(0.99)	(0.81)	—	(0.03)	(0.84)	10.00	(8.83)	1,995	0.57	0.57	6.00	57 (13)
Y	11.90	0.68	(1.68)	(1.00)	(0.81)	—	(0.03)	(0.84)	10.06	(8.87)	19,978	0.56	0.56	6.09	57 (13)
F	11.88	0.66	(1.65)	(0.99)	(0.82)	—	(0.03)	(0.85)	10.04	(8.77)	154,988	0.45	0.45	6.02	57 (13)
For the Year Ended October 31, 2021
A	$ 11.11	$ 0.36	$ 0.40	$ 0.76	$ (0.24)	$ —	$ —	$ (0.24)	$ 11.63	6.88%	$ 232,828	0.85%	0.85%	3.18%	73% (13)
C	10.70	0.26	0.39	0.65	(0.12)	—	—	(0.12)	11.23	6.14	23,382	1.58	1.58	2.41	73 (13)
I	11.35	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.88	7.15	57,343	0.55	0.55	3.42	73 (13)
R3	10.89	0.31	0.39	0.70	(0.19)	—	—	(0.19)	11.40	6.52	32,804	1.17	1.17	2.75	73 (13)
R4	11.12	0.32	0.43	0.75	(0.22)	—	—	(0.22)	11.65	6.84	4,336	0.87	0.87	2.85	73 (13)
R5	11.30	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.83	7.18	1,818	0.57	0.57	3.49	73 (13)
Y	11.37	0.40	0.40	0.80	(0.27)	—	—	(0.27)	11.90	7.13	34,156	0.56	0.56	3.44	73 (13)
F	11.34	0.39	0.43	0.82	(0.28)	—	—	(0.28)	11.88	7.36	182,069	0.45	0.45	3.40	73 (13)
For the Year Ended October 31, 2020
A	$ 10.54	$ 0.13	$ 0.62	$ 0.75	$ (0.18)	$ —	$ —	$ (0.18)	$ 11.11	7.23%	$ 200,745	0.92%	0.85%	1.17%	78% (13)
C	10.11	0.03	0.62	0.65	(0.06)	—	—	(0.06)	10.70	6.45	20,713	1.65	1.59	0.29	78 (13)
I	10.75	0.16	0.65	0.81	(0.21)	—	—	(0.21)	11.35	7.64	54,119	0.60	0.57	1.49	78 (13)
R3	10.33	0.08	0.62	0.70	(0.14)	—	—	(0.14)	10.89	6.89	35,410	1.21	1.18	0.81	78 (13)
R4	10.54	0.11	0.64	0.75	(0.17)	—	—	(0.17)	11.12	7.24	5,663	0.92	0.89	1.07	78 (13)
R5	10.71	0.17	0.63	0.80	(0.21)	—	—	(0.21)	11.30	7.56	1,650	0.61	0.58	1.57	78 (13)
Y	10.77	0.15	0.66	0.81	(0.21)	—	—	(0.21)	11.37	7.64	30,813	0.60	0.57	1.38	78 (13)
F	10.75	0.16	0.64	0.80	(0.21)	—	—	(0.21)	11.34	7.61	174,665	0.49	0.49	1.49	78 (13)
For the Year Ended October 31, 2019
A	$ 10.34	$ 0.18	$ 0.40	$ 0.58	$ (0.38)	$ —	$ —	$ (0.38)	$ 10.54	5.81%	$ 185,301	0.99%	0.85%	1.71%	77%
C	9.88	0.09	0.39	0.48	(0.25)	—	—	(0.25)	10.11	5.00	34,060	1.70	1.60	0.87	77
I	10.53	0.21	0.41	0.62	(0.40)	—	—	(0.40)	10.75	6.17	52,182	0.66	0.60	1.98	77
R3	10.13	0.14	0.40	0.54	(0.34)	—	—	(0.34)	10.33	5.50	40,395	1.28	1.20	1.36	77
R4	10.33	0.18	0.40	0.58	(0.37)	—	—	(0.37)	10.54	5.79	7,831	0.98	0.90	1.72	77
R5	10.50	0.20	0.41	0.61	(0.40)	—	—	(0.40)	10.71	6.18	1,975	0.68	0.60	1.88	77
Y	10.56	0.21	0.41	0.62	(0.41)	—	—	(0.41)	10.77	6.11	24,678	0.65	0.58	1.97	77
F	10.53	0.22	0.41	0.63	(0.41)	—	—	(0.41)	10.75	6.22	157,921	0.56	0.55	2.05	77
The accompanying notes are an integral part of these financial statements.
223

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Inflation Plus Fund – (continued)
For the Year Ended October 31, 2018
A	$ 10.95	$ 0.25	$ (0.37)	$ (0.12)	$ (0.49)	$ —	$ —	$ (0.49)	$ 10.34	(1.19)%	$ 193,398	0.98%	0.85%	2.34%	18%
C	10.47	0.16	(0.36)	(0.20)	(0.39)	—	—	(0.39)	9.88	(1.95)	60,373	1.69	1.60	1.61	18
I	11.15	0.27	(0.38)	(0.11)	(0.51)	—	—	(0.51)	10.53	(0.99)	51,586	0.67	0.60	2.57	18
R3	10.74	0.20	(0.36)	(0.16)	(0.45)	—	—	(0.45)	10.13	(1.57)	45,035	1.28	1.20	1.99	18
R4	10.94	0.24	(0.37)	(0.13)	(0.48)	—	—	(0.48)	10.33	(1.28)	9,723	0.98	0.90	2.32	18
R5	11.12	0.27	(0.37)	(0.10)	(0.52)	—	—	(0.52)	10.50	(0.99)	2,711	0.68	0.60	2.54	18
Y	11.18	0.28	(0.38)	(0.10)	(0.52)	—	—	(0.52)	10.56	(0.93)	28,512	0.62	0.55	2.64	18
F	11.16	0.28	(0.39)	(0.11)	(0.52)	—	—	(0.52)	10.53	(1.03)	151,498	0.56	0.55	2.61	18
The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2022
A	$ 9.04	$ 0.15	$ (1.23)	$ (1.08)	$ (0.16)	$ —	$ —	$ (0.16)	$ 7.80	(12.10)%	$ 364,444	0.66%	0.66%	1.81%	46%
C	9.05	0.09	(1.25)	(1.16)	(0.09)	—	—	(0.09)	7.80	(12.87)	30,481	1.43	1.43	1.04	46
I	9.05	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.80	(12.01)	912,459	0.44	0.44	2.04	46
Y	9.04	0.17	(1.25)	(1.08)	(0.17)	—	—	(0.17)	7.79	(12.02)	11,758	0.44	0.44	2.04	46
F	9.03	0.18	(1.24)	(1.06)	(0.18)	—	—	(0.18)	7.79	(11.84)	288,489	0.35	0.35	2.14	46
For the Year Ended October 31, 2021
A	$ 8.93	$ 0.15	$ 0.11	$ 0.26	$ (0.15)	$ —	$ —	$ (0.15)	$ 9.04	2.94%	$ 486,106	0.66%	0.66%	1.67%	8%
C	8.94	0.08	0.11	0.19	(0.08)	—	—	(0.08)	9.05	2.16	48,740	1.42	1.42	0.92	8
I	8.94	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.05	3.19	902,081	0.42	0.42	1.91	8
Y	8.93	0.17	0.11	0.28	(0.17)	—	—	(0.17)	9.04	3.17	15,319	0.44	0.44	1.90	8
F	8.92	0.18	0.11	0.29	(0.18)	—	—	(0.18)	9.03	3.26	332,185	0.35	0.35	1.98	8
For the Year Ended October 31, 2020
A	$ 8.88	$ 0.18	$ 0.05	$ 0.23	$ (0.18)	$ —	$ —	$ (0.18)	$ 8.93	2.63%	$ 437,341	0.68%	0.68%	2.03%	26%
C	8.89	0.11	0.05	0.16	(0.11)	—	—	(0.11)	8.94	1.86	59,074	1.43	1.43	1.28	26
I	8.88	0.20	0.06	0.26	(0.20)	—	—	(0.20)	8.94	2.99	724,260	0.44	0.44	2.26	26
Y	8.88	0.20	0.05	0.25	(0.20)	—	—	(0.20)	8.93	2.86	15,559	0.45	0.45	2.25	26
F	8.87	0.21	0.05	0.26	(0.21)	—	—	(0.21)	8.92	2.95	231,121	0.37	0.37	2.32	26
For the Year Ended October 31, 2019
A	$ 8.37	$ 0.22	$ 0.51	$ 0.73	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.88	8.79%	$ 394,518	0.69%	0.69%	2.49%	15%
C	8.37	0.15	0.52	0.67	(0.15)	—	—	(0.15)	8.89	8.08	66,792	1.44	1.44	1.75	15
I	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.15	516,299	0.44	0.44	2.72	15
Y	8.38	0.24	0.52	0.76	(0.26)	—	—	(0.26)	8.88	9.17	14,391	0.45	0.45	2.74	15
F	8.38	0.24	0.51	0.75	(0.26)	—	—	(0.26)	8.87	9.15	98,172	0.37	0.37	2.76	15
For the Year Ended October 31, 2018
A	$ 8.60	$ 0.22	$ (0.23)	$ (0.01)	$ (0.22)	$ —	$ —	$ (0.22)	$ 8.37	(0.11)%	$ 325,322	0.70%	0.69%	2.60%	23%
C	8.60	0.16	(0.23)	(0.07)	(0.16)	—	—	(0.16)	8.37	(0.86)	77,408	1.46	1.44	1.85	23
I	8.61	0.24	(0.23)	0.01	(0.24)	—	—	(0.24)	8.38	0.14	325,853	0.45	0.44	2.85	23
Y (14)	8.52	0.10	(0.14)	(0.04)	(0.10)	—	—	(0.10)	8.38	(0.46) (6)	14,574	0.44 (7)	0.44 (7)	2.87 (7)	23
F	8.61	0.25	(0.23)	0.02	(0.25)	—	—	(0.25)	8.38	0.20	43,617	0.38	0.38	2.90	23
Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2022
A	$ 10.19	$ 0.10	$ (0.68)	$ (0.58)	$ (0.09)	$ —	$ —	$ (0.09)	$ 9.52	(5.73)%	$ 31,751	0.89%	0.69%	0.97%	29%
C	10.18	0.02	(0.67)	(0.65)	(0.02)	—	—	(0.02)	9.51	(6.44)	957	1.72	1.44	0.18	29
I	10.17	0.11	(0.67)	(0.56)	(0.11)	—	—	(0.11)	9.50	(5.51)	6,757	0.72	0.46	1.11	29
F	10.18	0.13	(0.68)	(0.55)	(0.12)	—	—	(0.12)	9.51	(5.43)	9,306	0.60	0.39	1.30	29
The accompanying notes are an integral part of these financial statements.
224

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Municipal Short Duration Fund – (continued)
For the Year Ended October 31, 2021
A	$ 10.16	$ 0.12	$ 0.03	$ 0.15	$ (0.12)	$ (0.00) (15)	$ —	$ (0.12)	$ 10.19	1.52%	$ 21,655	1.04%	0.69%	1.18%	16%
C	10.16	0.05	0.02	0.07	(0.05)	(0.00) (15)	—	(0.05)	10.18	0.66	1,390	1.85	1.44	0.44	16
I	10.15	0.14	0.03	0.17	(0.15)	(0.00) (15)	—	(0.15)	10.17	1.65	8,253	0.83	0.46	1.38	16
F	10.16	0.15	0.02	0.17	(0.15)	(0.00) (15)	—	(0.15)	10.18	1.72	5,047	0.74	0.39	1.44	16
For the Year Ended October 31, 2020
A	$ 10.16	$ 0.16	$ 0.03	$ 0.19	$ (0.16)	$ (0.03)	$ —	$ (0.19)	$ 10.16	1.88%	$ 18,359	1.10%	0.69%	1.62%	26%
C	10.15	0.09	0.04	0.13	(0.09)	(0.03)	—	(0.12)	10.16	1.23	1,483	1.94	1.44	0.87	26
I	10.15	0.18	0.04	0.22	(0.19)	(0.03)	—	(0.22)	10.15	2.12	3,879	0.88	0.46	1.83	26
F	10.16	0.19	0.03	0.22	(0.19)	(0.03)	—	(0.22)	10.16	2.19	2,164	0.80	0.39	1.91	26
For the Year Ended October 31, 2019
A	$ 9.88	$ 0.18	$ 0.28	$ 0.46	$ (0.18)	$ —	$ —	$ (0.18)	$ 10.16	4.66%	$ 16,141	1.09%	0.66%	1.77%	73%
C	9.87	0.17	0.27	0.44	(0.16)	—	—	(0.16)	10.15	4.54	1,362	1.82	0.76	1.66	73
I	9.88	0.20	0.28	0.48	(0.21)	—	—	(0.21)	10.15	4.92	2,212	0.80	0.41	2.01	73
F	9.88	0.20	0.28	0.48	(0.20)	—	—	(0.20)	10.16	4.94	1,700	0.79	0.39	2.03	73
For the Year Ended October 31, 2018
A	$ 10.04	$ 0.16	$ (0.16)	$ —	$ (0.16)	$ —	$ —	$ (0.16)	$ 9.88	(0.03)%	$ 8,984	1.20%	0.61%	1.58%	24%
C	10.04	0.15	(0.17)	(0.02)	(0.15)	—	—	(0.15)	9.87	(0.24)	3,157	1.94	0.73	1.46	24
I	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.08	6,789	0.92	0.41	1.78	24
F	10.05	0.18	(0.17)	0.01	(0.18)	—	—	(0.18)	9.88	0.09	979	0.90	0.39	1.80	24
The Hartford Short Duration Fund
For the Year Ended October 31, 2022
A	$ 10.00	$ 0.17	$ (0.85)	$ (0.68)	$ (0.17)	$ —	$ —	$ (0.17)	$ 9.15	(6.87)%	$ 835,605	0.79%	0.78%	1.74%	22% (16)
C	10.00	0.09	(0.84)	(0.75)	(0.10)	—	—	(0.10)	9.15	(7.56)	51,779	1.52	1.52	0.99	22 (16)
I	9.97	0.19	(0.84)	(0.65)	(0.21)	—	—	(0.21)	9.11	(6.61)	386,417	0.49	0.49	1.98	22 (16)
R3	9.98	0.15	(0.84)	(0.69)	(0.15)	—	—	(0.15)	9.14	(6.94)	1,102	1.14	0.95	1.60	22 (16)
R4	9.98	0.18	(0.85)	(0.67)	(0.17)	—	—	(0.17)	9.14	(6.73)	4,986	0.72	0.72	1.83	22 (16)
R5	9.95	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.10	(6.64)	1,976	0.54	0.54	2.03	22 (16)
R6	9.91	0.20	(0.83)	(0.63)	(0.22)	—	—	(0.22)	9.06	(6.44)	1,899	0.43	0.43	2.10	22 (16)
Y	9.94	0.19	(0.84)	(0.65)	(0.20)	—	—	(0.20)	9.09	(6.61)	7,595	0.53	0.53	1.99	22 (16)
F	9.95	0.20	(0.84)	(0.64)	(0.22)	—	—	(0.22)	9.09	(6.51)	602,435	0.42	0.42	2.14	22 (16)
For the Year Ended October 31, 2021
A	$ 10.00	$ 0.15	$ 0.01(12)	$ 0.16	$ (0.16)	$ —	$ —	$ (0.16)	$ 10.00	1.55%	$ 923,939	0.79%	0.78%	1.54%	35% (16)
C	10.00	0.08	(0.00) (9)	0.08	(0.08)	—	—	(0.08)	10.00	0.81	69,234	1.52	1.52	0.81	35 (16)
I	9.98	0.18	0.01 (12)	0.19	(0.20)	—	—	(0.20)	9.97	1.88	716,236	0.49	0.49	1.81	35 (16)
R3	9.98	0.13	(0.00) (9)	0.13	(0.13)	—	—	(0.13)	9.98	1.33	1,593	1.14	1.00	1.34	35 (16)
R4	9.99	0.16	(0.01)	0.15	(0.16)	—	—	(0.16)	9.98	1.51	4,412	0.72	0.72	1.60	35 (16)
R5	9.96	0.18	(0.00) (9)	0.18	(0.19)	—	—	(0.19)	9.95	1.77	1,546	0.54	0.54	1.78	35 (16)
R6	9.93	0.18	0.01 (12)	0.19	(0.21)	—	—	(0.21)	9.91	1.90	2,020	0.43	0.43	1.84	35 (16)
Y	9.94	0.18	0.01 (12)	0.19	(0.19)	—	—	(0.19)	9.94	1.87	8,927	0.52	0.52	1.78	35 (16)
F	9.98	0.19	(0.01)	0.18	(0.21)	—	—	(0.21)	9.95	1.81	430,676	0.42	0.42	1.87	35 (16)
The accompanying notes are an integral part of these financial statements.
225

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund – (continued)
For the Year Ended October 31, 2020
A	$ 9.92	$ 0.22	$ 0.08	$ 0.30	$ (0.22)	$ —	$ —	$ (0.22)	$ 10.00	3.07%	$ 847,571	0.84%	0.80%	2.21%	38% (16)
C	9.92	0.15	0.08	0.23	(0.15)	—	—	(0.15)	10.00	2.31	90,816	1.55	1.55	1.49	38 (16)
I	9.92	0.25	0.07	0.32	(0.26)	—	—	(0.26)	9.98	3.27	452,754	0.53	0.53	2.50	38 (16)
R3	9.90	0.19	0.07	0.26	(0.18)	—	—	(0.18)	9.98	2.71	2,376	1.15	1.15	1.88	38 (16)
R4	9.91	0.23	0.08	0.31	(0.23)	—	—	(0.23)	9.99	3.15	4,777	0.78	0.78	2.29	38 (16)
R5	9.89	0.24	0.08	0.32	(0.25)	—	—	(0.25)	9.96	3.31	2,140	0.56	0.56	2.45	38 (16)
R6	9.87	0.25	0.08	0.33	(0.27)	—	—	(0.27)	9.93	3.40	13	0.45	0.45	2.57	38 (16)
Y	9.87	0.25	0.07	0.32	(0.25)	—	—	(0.25)	9.94	3.33	6,999	0.55	0.55	2.53	38 (16)
F	9.91	0.25	0.09	0.34	(0.27)	—	—	(0.27)	9.98	3.52	255,190	0.44	0.44	2.58	38 (16)
For the Year Ended October 31, 2019
A	$ 9.70	$ 0.26	$ 0.22	$ 0.48	$ (0.26)	$ —	$ —	$ (0.26)	$ 9.92	5.05%	$ 653,304	0.84%	0.81%	2.67%	30%
C	9.69	0.19	0.23	0.42	(0.19)	—	—	(0.19)	9.92	4.34	80,498	1.55	1.55	1.93	30
I	9.71	0.29	0.24	0.53	(0.32)	—	—	(0.32)	9.92	5.52	404,974	0.52	0.52	2.95	30
R3	9.67	0.23	0.23	0.46	(0.23)	—	—	(0.23)	9.90	4.78	1,676	1.16	1.15	2.31	30
R4	9.68	0.26	0.23	0.49	(0.26)	—	—	(0.26)	9.91	5.16	7,764	0.74	0.74	2.66	30
R5	9.69	0.29	0.22	0.51	(0.31)	—	—	(0.31)	9.89	5.37	1,412	0.56	0.55	2.93	30
R6 (17)	9.70	0.20	0.17	0.37	(0.20)	—	—	(0.20)	9.87	3.85	11	0.45	0.45	2.99	30
Y	9.67	0.29	0.23	0.52	(0.32)	—	—	(0.32)	9.87	5.43	11,831	0.52	0.52	2.97	30
F	9.72	0.30	0.22	0.52	(0.33)	—	—	(0.33)	9.91	5.44	228,084	0.44	0.44	3.03	30
For the Year Ended October 31, 2018
A	$ 9.87	$ 0.23	$ (0.17)	$ 0.06	$ (0.23)	$ —	$ —	$ (0.23)	$ 9.70	0.66%	$ 516,715	0.91%	0.85%	2.39%	29%
C	9.87	0.16	(0.18)	(0.02)	(0.16)	—	—	(0.16)	9.69	(0.19)	71,192	1.61	1.60	1.63	29
I	9.89	0.26	(0.18)	0.08	(0.26)	—	—	(0.26)	9.71	0.85	227,412	0.56	0.56	2.68	29
R3	9.84	0.22	(0.17)	0.05	(0.22)	—	—	(0.22)	9.67	0.52	960	1.21	0.99	2.25	29
R4	9.85	0.23	(0.17)	0.06	(0.23)	—	—	(0.23)	9.68	0.66	645	0.91	0.85	2.39	29
R5	9.86	0.26	(0.17)	0.09	(0.26)	—	—	(0.26)	9.69	0.96	1,125	0.61	0.55	2.71	29
Y	9.84	0.27	(0.18)	0.09	(0.26)	—	—	(0.26)	9.67	0.97	14,983	0.54	0.54	2.73	29
F	9.89	0.27	(0.17)	0.10	(0.27)	—	—	(0.27)	9.72	1.02	173,198	0.49	0.49	2.76	29
The Hartford Strategic Income Fund
For the Year Ended October 31, 2022
A	$ 9.17	$ 0.31	$ (1.88)	$ (1.57)	$ (0.31)	$ (0.10)	$ (0.01)	$ (0.42)	$ 7.18	(17.56)%	$ 261,960	0.92%	0.92%	3.73%	61% (18)
C	9.25	0.26	(1.91)	(1.65)	(0.24)	(0.10)	(0.01)	(0.35)	7.25	(18.19)	55,622	1.64	1.64	2.99	61 (18)
I	9.20	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.20	(17.37)	1,094,403	0.64	0.64	3.94	61 (18)
R3	9.15	0.28	(1.88)	(1.60)	(0.28)	(0.10)	(0.01)	(0.39)	7.16	(17.90)	3,269	1.26	1.26	3.47	61 (18)
R4	9.16	0.30	(1.87)	(1.57)	(0.31)	(0.10)	(0.01)	(0.42)	7.17	(17.62)	8,826	0.96	0.96	3.69	61 (18)
R5	9.16	0.33	(1.88)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.45)	29,835	0.65	0.65	4.03	61 (18)
R6	9.16	0.35	(1.90)	(1.55)	(0.34)	(0.10)	(0.01)	(0.45)	7.16	(17.35)	227,845	0.54	0.54	4.26	61 (18)
Y	9.14	0.32	(1.86)	(1.54)	(0.34)	(0.10)	(0.01)	(0.45)	7.15	(17.38)	76,171	0.64	0.64	3.88	61 (18)
F	9.19	0.34	(1.88)	(1.54)	(0.35)	(0.10)	(0.01)	(0.46)	7.19	(17.29)	221,783	0.54	0.54	4.09	61 (18)
The accompanying notes are an integral part of these financial statements.
226

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund – (continued)
For the Year Ended October 31, 2021
A	$ 9.02	$ 0.27	$ 0.23	$ 0.50	$ (0.25)	$ (0.10)	$ —	$ (0.35)	$ 9.17	5.54%	$ 410,004	0.91%	0.91%	2.87%	52% (18)
C	9.08	0.20	0.24	0.44	(0.17)	(0.10)	—	(0.27)	9.25	4.89	92,929	1.63	1.63	2.14	52 (18)
I	9.04	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.20	5.94	2,044,204	0.64	0.64	3.16	52 (18)
R3	9.00	0.23	0.24	0.47	(0.22)	(0.10)	—	(0.32)	9.15	5.18	3,195	1.26	1.26	2.53	52 (18)
R4	9.01	0.27	0.23	0.50	(0.25)	(0.10)	—	(0.35)	9.16	5.55	13,610	0.91	0.91	2.90	52 (18)
R5	9.00	0.29	0.25	0.54	(0.28)	(0.10)	—	(0.38)	9.16	5.98	46,840	0.64	0.64	3.15	52 (18)
R6	9.01	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.16	5.96	161,021	0.54	0.54	3.28	52 (18)
Y	8.99	0.29	0.23	0.52	(0.27)	(0.10)	—	(0.37)	9.14	5.86	202,890	0.64	0.64	3.14	52 (18)
F	9.04	0.30	0.23	0.53	(0.28)	(0.10)	—	(0.38)	9.19	5.94	365,653	0.54	0.54	3.23	52 (18)
For the Year Ended October 31, 2020
A	$ 8.64	$ 0.28	$ 0.41	$ 0.69	$ (0.31)	$ —	$ —	$ (0.31)	$ 9.02	8.21%	$ 279,447	0.97%	0.95%	3.21%	69% (18)
C	8.69	0.22	0.41	0.63	(0.24)	—	—	(0.24)	9.08	7.40	72,030	1.69	1.69	2.47	69 (18)
I	8.67	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.04	8.41	930,484	0.67	0.67	3.44	69 (18)
R3	8.63	0.25	0.40	0.65	(0.28)	—	—	(0.28)	9.00	7.77	1,502	1.29	1.25	2.87	69 (18)
R4	8.64	0.27	0.41	0.68	(0.31)	—	—	(0.31)	9.01	8.12	4,348	1.00	0.95	2.96	69 (18)
R5	8.63	0.30	0.41	0.71	(0.34)	—	—	(0.34)	9.00	8.46	15,336	0.69	0.65	3.48	69 (18)
R6	8.63	0.30	0.43	0.73	(0.35)	—	—	(0.35)	9.01	8.65	10,360	0.59	0.59	3.45	69 (18)
Y	8.63	0.30	0.40	0.70	(0.34)	—	—	(0.34)	8.99	8.36	95,044	0.64	0.64	3.40	69 (18)
F	8.67	0.32	0.40	0.72	(0.35)	—	—	(0.35)	9.04	8.49	274,532	0.59	0.59	3.58	69 (18)
For the Year Ended October 31, 2019
A	$ 8.41	$ 0.32	$ 0.44	$ 0.76	$ (0.53)	$ —	$ —	$ (0.53)	$ 8.64	9.42%	$ 193,608	1.03%	0.95%	3.80%	74%
C	8.45	0.26	0.44	0.70	(0.46)	—	—	(0.46)	8.69	8.59	50,793	1.75	1.70	3.05	74
I	8.43	0.34	0.45	0.79	(0.55)	—	—	(0.55)	8.67	9.82	264,537	0.73	0.70	4.04	74
R3	8.39	0.30	0.44	0.74	(0.50)	—	—	(0.50)	8.63	9.22	634	1.34	1.25	3.50	74
R4	8.40	0.32	0.45	0.77	(0.53)	—	—	(0.53)	8.64	9.54	209	1.05	0.95	3.80	74
R5	8.40	0.35	0.43	0.78	(0.55)	—	—	(0.55)	8.63	9.78	8,280	0.74	0.65	4.09	74
R6	8.40	0.35	0.44	0.79	(0.56)	—	—	(0.56)	8.63	9.84	1,673	0.63	0.60	4.12	74
Y	8.39	0.35	0.44	0.79	(0.55)	—	—	(0.55)	8.63	9.91	4,824	0.71	0.66	4.09	74
F	8.43	0.35	0.45	0.80	(0.56)	—	—	(0.56)	8.67	9.93	168,465	0.63	0.60	4.15	74
For the Year Ended October 31, 2018
A	$ 9.00	$ 0.33	$ (0.40)	$ (0.07)	$ (0.52)	$ —	$ —	$ (0.52)	$ 8.41	(0.77)%	$ 164,749	1.05%	0.95%	3.78%	63%
C	9.03	0.26	(0.39)	(0.13)	(0.45)	—	—	(0.45)	8.45	(1.49)	48,099	1.78	1.70	3.03	63
I	9.03	0.35	(0.40)	(0.05)	(0.55)	—	—	(0.55)	8.43	(0.63)	88,704	0.77	0.70	4.03	63
R3	8.98	0.30	(0.39)	(0.09)	(0.50)	—	—	(0.50)	8.39	(1.10)	306	1.37	1.25	3.48	63
R4	8.99	0.33	(0.40)	(0.07)	(0.52)	—	—	(0.52)	8.40	(0.79)	560	1.08	0.95	3.78	63
R5	8.99	0.35	(0.39)	(0.04)	(0.55)	—	—	(0.55)	8.40	(0.46)	4,446	0.78	0.65	4.12	63
R6	8.99	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.40	(0.41)	150	0.66	0.60	4.15	63
Y	8.99	0.36	(0.40)	(0.04)	(0.56)	—	—	(0.56)	8.39	(0.49)	2,513	0.72	0.60	4.14	63
F	9.02	0.36	(0.39)	(0.03)	(0.56)	—	—	(0.56)	8.43	(0.41)	153,833	0.66	0.60	4.13	63
Hartford Sustainable Municipal Bond Fund
For the Year Ended October 31, 2022
A	$ 11.02	$ 0.17	$ (1.68)	$ (1.51)	$ (0.17)	$ (0.05)	$ —	$ (0.22)	$ 9.29	(13.86)%	$ 29,700	0.78%	0.69%	1.64%	37%
C	11.02	0.09	(1.69)	(1.60)	(0.09)	(0.05)	—	(0.14)	9.28	(14.59)	2,779	1.59	1.44	0.87	37
I	10.99	0.20	(1.69)	(1.49)	(0.19)	(0.05)	—	(0.24)	9.26	(13.70)	44,106	0.60	0.46	1.94	37
F	10.99	0.20	(1.68)	(1.48)	(0.20)	(0.05)	—	(0.25)	9.26	(13.64)	19,805	0.47	0.39	1.94	37
The accompanying notes are an integral part of these financial statements.
227

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Sustainable Municipal Bond Fund – (continued)
For the Year Ended October 31, 2021
A	$ 10.83	$ 0.15	$ 0.19	$ 0.34	$ (0.15)	$ —	$ —	$ (0.15)	$ 11.02	3.15%	$ 43,870	0.79%	0.69%	1.36%	19%
C	10.82	0.07	0.20	0.27	(0.07)	—	—	(0.07)	11.02	2.48	4,819	1.60	1.44	0.61	19
I	10.79	0.17	0.21	0.38	(0.18)	—	—	(0.18)	10.99	3.49	51,423	0.61	0.46	1.57	19
F	10.80	0.18	0.19	0.37	(0.18)	—	—	(0.18)	10.99	3.47	28,393	0.49	0.39	1.64	19
For the Year Ended October 31, 2020
A	$ 10.78	$ 0.20	$ 0.12	$ 0.32	$ (0.20)	$ (0.07)	$ —	$ (0.27)	$ 10.83	3.00%	$ 37,551	0.88%	0.69%	1.84%	16%
C	10.79	0.12	0.10	0.22	(0.12)	(0.07)	—	(0.19)	10.82	2.05	4,642	1.69	1.44	1.09	16
I	10.75	0.21	0.12	0.33	(0.22)	(0.07)	—	(0.29)	10.79	3.14	26,866	0.68	0.46	2.00	16
F	10.75	0.22	0.13	0.35	(0.23)	(0.07)	—	(0.30)	10.80	3.30	14,292	0.57	0.39	2.04	16
For the Year Ended October 31, 2019
A	$ 10.04	$ 0.26	$ 0.74	$ 1.00	$ (0.26)	$ —	$ —	$ (0.26)	$ 10.78	10.05%	$ 22,713	0.99%	0.67%	2.45%	47%
C	10.04	0.24	0.74	0.98	(0.23)	—	—	(0.23)	10.79	9.85	2,714	1.74	0.88	2.27	47
I	10.04	0.28	0.74	1.02	(0.31)	—	—	(0.31)	10.75	10.30	7,227	0.74	0.44	2.69	47
F	10.03	0.29	0.74	1.03	(0.31)	—	—	(0.31)	10.75	10.38	3,584	0.69	0.39	2.71	47
For the Year Ended October 31, 2018
A	$ 10.32	$ 0.24	$ (0.28)	$ (0.04)	$ (0.24)	$ —	$ —	$ (0.24)	$ 10.04	(0.36)%	$ 15,155	1.09%	0.65%	2.39%	15%
C	10.32	0.24	(0.28)	(0.04)	(0.24)	—	—	(0.24)	10.04	(0.38)	3,488	1.82	0.67	2.37	15
I	10.32	0.27	(0.28)	(0.01)	(0.27)	—	—	(0.27)	10.04	(0.11)	6,320	0.80	0.40	2.64	15
F	10.32	0.27	(0.29)	(0.02)	(0.27)	—	—	(0.27)	10.03	(0.20)	1,673	0.78	0.39	2.65	15
The Hartford Total Return Bond Fund
For the Year Ended October 31, 2022
A	$ 10.92	$ 0.23	$ (2.08)	$ (1.85)	$ (0.24)	$ (0.18)	$ —	$ (0.42)	$ 8.65	(17.46)%	$ 956,670	0.68%	0.68%	2.34%	61% (19)
C	11.05	0.15	(2.10)	(1.95)	(0.16)	(0.18)	—	(0.34)	8.76	(18.08)	7,959	1.50	1.50	1.47	61 (19)
I	10.88	0.26	(2.06)	(1.80)	(0.29)	(0.18)	—	(0.47)	8.61	(17.12)	294,843	0.37	0.37	2.71	61 (19)
R3	11.22	0.20	(2.13)	(1.93)	(0.21)	(0.18)	—	(0.39)	8.90	(17.67)	3,326	1.04	1.03	1.99	61 (19)
R4	11.12	0.23	(2.11)	(1.88)	(0.24)	(0.18)	—	(0.42)	8.82	(17.39)	11,415	0.74	0.69	2.35	61 (19)
R5	11.06	0.25	(2.10)	(1.85)	(0.28)	(0.18)	—	(0.46)	8.75	(17.24)	1,584	0.44	0.44	2.55	61 (19)
R6	10.97	0.27	(2.09)	(1.82)	(0.30)	(0.18)	—	(0.48)	8.67	(17.11)	184,350	0.32	0.32	2.72	61 (19)
Y	10.99	0.26	(2.09)	(1.83)	(0.29)	(0.18)	—	(0.47)	8.69	(17.18)	391,116	0.38	0.38	2.68	61 (19)
F	10.81	0.26	(2.05)	(1.79)	(0.30)	(0.18)	—	(0.48)	8.54	(17.12)	986,268	0.32	0.32	2.71	61 (19)
For the Year Ended October 31, 2021
A	$ 11.13	$ 0.18	$ (0.10)	$ 0.08	$ (0.21)	$ (0.08)	$ —	$ (0.29)	$ 10.92	0.68%	$ 1,268,773	0.68%	0.68%	1.65%	51% (19)
C	11.26	0.09	(0.10)	(0.01)	(0.12)	(0.08)	—	(0.20)	11.05	(0.11)	15,130	1.48	1.48	0.83	51 (19)
I	11.10	0.21	(0.11)	0.10	(0.24)	(0.08)	—	(0.32)	10.88	0.86	297,839	0.40	0.40	1.93	51 (19)
R3	11.44	0.15	(0.12)	0.03	(0.17)	(0.08)	—	(0.25)	11.22	0.27	4,566	1.04	1.03	1.30	51 (19)
R4	11.34	0.18	(0.11)	0.07	(0.21)	(0.08)	—	(0.29)	11.12	0.59	14,580	0.74	0.70	1.63	51 (19)
R5	11.27	0.21	(0.10)	0.11	(0.24)	(0.08)	—	(0.32)	11.06	0.93	2,362	0.44	0.44	1.89	51 (19)
R6	11.19	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.97	0.98	203,982	0.32	0.32	2.03	51 (19)
Y	11.21	0.22	(0.12)	0.10	(0.24)	(0.08)	—	(0.32)	10.99	0.89	415,024	0.39	0.39	1.94	51 (19)
F	11.03	0.22	(0.11)	0.11	(0.25)	(0.08)	—	(0.33)	10.81	0.97	1,222,336	0.32	0.32	2.01	51 (19)
The accompanying notes are an integral part of these financial statements.
228

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund – (continued)
For the Year Ended October 31, 2020
A	$ 10.66	$ 0.24	$ 0.49	$ 0.73	$ (0.26)	$ —	$ —	$ (0.26)	$ 11.13	6.88%	$ 1,202,398	0.71%	0.71%	2.17%	50% (19)
C	10.77	0.15	0.51	0.66	(0.17)	—	—	(0.17)	11.26	6.13	32,105	1.51	1.51	1.37	50 (19)
I	10.65	0.26	0.51	0.77	(0.32)	—	—	(0.32)	11.10	7.35	299,511	0.41	0.41	2.43	50 (19)
R3	10.95	0.21	0.50	0.71	(0.22)	—	—	(0.22)	11.44	6.55	5,075	1.06	1.04	1.84	50 (19)
R4	10.85	0.24	0.50	0.74	(0.25)	—	—	(0.25)	11.34	6.90	13,365	0.76	0.76	2.12	50 (19)
R5	10.81	0.27	0.50	0.77	(0.31)	—	—	(0.31)	11.27	7.20	2,651	0.46	0.46	2.40	50 (19)
R6	10.74	0.28	0.50	0.78	(0.33)	—	—	(0.33)	11.19	7.41	63,656	0.34	0.34	2.53	50 (19)
Y	10.76	0.27	0.50	0.77	(0.32)	—	—	(0.32)	11.21	7.27	410,349	0.40	0.40	2.49	50 (19)
F	10.59	0.27	0.50	0.77	(0.33)	—	—	(0.33)	11.03	7.38	962,471	0.34	0.34	2.53	50 (19)
For the Year Ended October 31, 2019
A	$ 9.92	$ 0.30	$ 0.79	$ 1.09	$ (0.35)	$ —	$ —	$ (0.35)	$ 10.66	11.24%	$ 940,594	0.74%	0.74%	2.90%	71%
C	9.97	0.22	0.80	1.02	(0.22)	—	—	(0.22)	10.77	10.37	27,334	1.54	1.54	2.12	71
I	9.95	0.33	0.79	1.12	(0.42)	—	—	(0.42)	10.65	11.49	108,633	0.42	0.42	3.19	71
R3	10.14	0.27	0.82	1.09	(0.28)	—	—	(0.28)	10.95	10.93	4,769	1.08	1.07	2.58	71
R4	10.09	0.30	0.81	1.11	(0.35)	—	—	(0.35)	10.85	11.20	11,476	0.77	0.76	2.89	71
R5	10.06	0.33	0.83	1.16	(0.41)	—	—	(0.41)	10.81	11.80	1,049	0.48	0.48	3.22	71
R6	10.03	0.32	0.82	1.14	(0.43)	—	—	(0.43)	10.74	11.67	40,368	0.35	0.34	3.04	71
Y	10.04	0.34	0.81	1.15	(0.43)	—	—	(0.43)	10.76	11.68	488,228	0.41	0.40	3.25	71
F	9.90	0.34	0.78	1.12	(0.43)	—	—	(0.43)	10.59	11.58	562,418	0.36	0.36	3.29	71
For the Year Ended October 31, 2018
A	$ 10.44	$ 0.28	$ (0.48)	$ (0.20)	$ (0.32)	$ —	$ —	$ (0.32)	$ 9.92	(1.95)%	$ 774,821	0.82%	0.82%	2.72%	74%
C	10.46	0.20	(0.49)	(0.29)	(0.20)	—	—	(0.20)	9.97	(2.79)	30,760	1.61	1.60	1.93	74
I	10.45	0.31	(0.48)	(0.17)	(0.33)	—	—	(0.33)	9.95	(1.68)	51,131	0.51	0.51	3.03	74
R3	10.64	0.25	(0.50)	(0.25)	(0.25)	—	—	(0.25)	10.14	(2.37)	5,000	1.16	1.15	2.38	74
R4	10.62	0.28	(0.49)	(0.21)	(0.32)	—	—	(0.32)	10.09	(2.04)	11,153	0.85	0.85	2.67	74
R5	10.62	0.31	(0.49)	(0.18)	(0.38)	—	—	(0.38)	10.06	(1.74)	1,548	0.56	0.56	2.98	74
R6	10.61	0.32	(0.50)	(0.18)	(0.40)	—	—	(0.40)	10.03	(1.72)	1,678	0.44	0.44	3.11	74
Y	10.61	0.32	(0.50)	(0.18)	(0.39)	—	—	(0.39)	10.04	(1.69)	449,292	0.48	0.48	3.06	74
F	10.46	0.31	(0.47)	(0.16)	(0.40)	—	—	(0.40)	9.90	(1.59)	678,207	0.44	0.44	3.10	74
The Hartford World Bond Fund
For the Year Ended October 31, 2022
A	$ 10.45	$ 0.08	$ (0.76)	$ (0.68)	$ (0.07)	$ (0.03)	$ (0.02)	$ (0.12)	$ 9.65	(6.58)%	$ 284,248	1.00%	0.99%	0.81%	85% (20)
C	10.19	0.00 (15)	(0.73)	(0.73)	(0.04)	(0.03)	(0.01)	(0.08)	9.38	(7.17)	21,024	1.73	1.73	0.04	85 (20)
I	10.53	0.11	(0.76)	(0.65)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.21)	1,213,188	0.71	0.71	1.09	85 (20)
R3	10.37	0.05	(0.76)	(0.71)	(0.06)	(0.03)	(0.01)	(0.10)	9.56	(6.86)	1,043	1.33	1.33	0.52	85 (20)
R4	10.45	0.07	(0.75)	(0.68)	(0.06)	(0.03)	(0.01)	(0.10)	9.67	(6.57)	1,511	1.02	1.02	0.73	85 (20)
R5	10.54	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.75	(6.30)	7,541	0.73	0.73	1.09	85 (20)
R6	10.58	0.12	(0.77)	(0.65)	(0.09)	(0.03)	(0.02)	(0.14)	9.79	(6.22)	113,134	0.62	0.62	1.21	85 (20)
Y	10.57	0.11	(0.77)	(0.66)	(0.08)	(0.03)	(0.02)	(0.13)	9.78	(6.28)	201,728	0.72	0.72	1.08	85 (20)
F	10.55	0.12	(0.76)	(0.64)	(0.09)	(0.03)	(0.02)	(0.14)	9.77	(6.14)	1,208,804	0.62	0.62	1.19	85 (20)
The accompanying notes are an integral part of these financial statements.
229

Hartford Fixed Income Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund – (continued)
For the Year Ended October 31, 2021
A	$ 10.59	$ 0.05	$ (0.11)	$ (0.06)	$ (0.08)	$ —	$ —	$ (0.08)	$ 10.45	(0.54)%	$ 354,409	1.01%	1.01%	0.44%	104% (20)
C	10.34	(0.03)	(0.10)	(0.13)	(0.02)	—	—	(0.02)	10.19	(1.25)	38,120	1.74	1.74	(0.29)	104 (20)
I	10.68	0.08	(0.12)	(0.04)	(0.11)	—	—	(0.11)	10.53	(0.34)	1,783,317	0.72	0.72	0.73	104 (20)
R3	10.51	0.01	(0.10)	(0.09)	(0.05)	—	—	(0.05)	10.37	(0.90)	987	1.35	1.35	0.10	104 (20)
R4	10.59	0.04	(0.10)	(0.06)	(0.08)	—	—	(0.08)	10.45	(0.59)	3,873	1.05	1.05	0.39	104 (20)
R5	10.68	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.54	(0.27)	8,625	0.75	0.75	0.70	104 (20)
R6	10.72	0.09	(0.11)	(0.02)	(0.12)	—	—	(0.12)	10.58	(0.16)	125,885	0.63	0.63	0.82	104 (20)
Y	10.71	0.08	(0.11)	(0.03)	(0.11)	—	—	(0.11)	10.57	(0.25)	292,319	0.74	0.73	0.72	104 (20)
F	10.70	0.09	(0.12)	(0.03)	(0.12)	—	—	(0.12)	10.55	(0.25)	1,516,359	0.63	0.63	0.82	104 (20)
For the Year Ended October 31, 2020
A	$ 10.75	$ 0.06	$ 0.02	$ 0.08	$ (0.19)	$ (0.05)	$ —	$ (0.24)	$ 10.59	0.80%	$ 414,356	1.02%	1.02%	0.59%	125% (20)
C	10.54	(0.01)	0.01	0.00 (15)	(0.15)	(0.05)	—	(0.20)	10.34	0.00 (10)	64,578	1.75	1.75	(0.14)	125 (20)
I	10.83	0.09	0.03	0.12	(0.22)	(0.05)	—	(0.27)	10.68	1.10	2,008,606	0.73	0.73	0.88	125 (20)
R3	10.68	0.03	0.02	0.05	(0.17)	(0.05)	—	(0.22)	10.51	0.44	1,400	1.36	1.36	0.25	125 (20)
R4	10.76	0.06	0.02	0.08	(0.20)	(0.05)	—	(0.25)	10.59	0.74	18,666	1.05	1.05	0.54	125 (20)
R5	10.84	0.09	0.01	0.10	(0.21)	(0.05)	—	(0.26)	10.68	0.99	8,229	0.75	0.75	0.85	125 (20)
R6	10.88	0.10	0.01	0.11	(0.22)	(0.05)	—	(0.27)	10.72	1.08	113,838	0.65	0.65	0.93	125 (20)
Y	10.87	0.09	0.02	0.11	(0.22)	(0.05)	—	(0.27)	10.71	1.02	366,177	0.75	0.72	0.89	125 (20)
F	10.85	0.10	0.01	0.12	(0.22)	(0.05)	—	(0.27)	10.70	1.17	1,477,042	0.64	0.64	0.97	125 (20)
For the Year Ended October 31, 2019
A	$ 10.65	$ 0.10	$ 0.49	$ 0.59	$ (0.48)	$ (0.01)	$ —	$ (0.49)	$ 10.75	5.68%	$ 419,891	1.02%	1.02%	0.98%	93%
C	10.45	0.03	0.47	0.50	(0.40)	(0.01)	—	(0.41)	10.54	4.92	81,694	1.75	1.75	0.26	93
I	10.72	0.14	0.48	0.62	(0.50)	(0.01)	—	(0.51)	10.83	6.02	2,223,706	0.74	0.74	1.26	93
R3	10.58	0.07	0.48	0.55	(0.44)	(0.01)	—	(0.45)	10.68	5.39	1,946	1.36	1.35	0.63	93
R4	10.65	0.09	0.51	0.60	(0.48)	(0.01)	—	(0.49)	10.76	5.71	10,651	0.96	0.96	0.84	93
R5	10.72	0.13	0.50	0.63	(0.50)	(0.01)	—	(0.51)	10.84	6.00	6,404	0.76	0.76	1.23	93
R6	10.76	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.88	6.09	17,230	0.64	0.64	1.34	93
Y	10.75	0.14	0.50	0.64	(0.51)	(0.01)	—	(0.52)	10.87	6.04	522,050	0.73	0.70	1.31	93
F	10.74	0.15	0.48	0.63	(0.51)	(0.01)	—	(0.52)	10.85	6.11	2,027,555	0.64	0.64	1.35	93
For the Year Ended October 31, 2018
A	$ 10.45	$ 0.11	$ 0.12	$ 0.23	$ (0.03)	$ —	$ —	$ (0.03)	$ 10.65	2.18%	$ 339,123	1.04%	1.04%	1.04%	115%
C	10.31	0.03	0.12	0.15	(0.01)	—	—	(0.01)	10.45	1.44	78,993	1.77	1.77	0.30	115
I	10.50	0.14	0.12	0.26	(0.04)	—	—	(0.04)	10.72	2.45	1,943,254	0.76	0.76	1.32	115
R3	10.41	0.07	0.12	0.19	(0.02)	—	—	(0.02)	10.58	1.82	1,161	1.38	1.36	0.67	115
R4	10.46	0.11	0.11	0.22	(0.03)	—	—	(0.03)	10.65	2.09	847	1.08	1.07	1.02	115
R5	10.51	0.14	0.11	0.25	(0.04)	—	—	(0.04)	10.72	2.35	3,840	0.78	0.77	1.34	115
R6	10.53	0.16	0.11	0.27	(0.04)	—	—	(0.04)	10.76	2.58	10,009	0.67	0.67	1.50	115
Y	10.53	0.15	0.11	0.26	(0.04)	—	—	(0.04)	10.75	2.44	670,390	0.71	0.71	1.40	115
F	10.51	0.15	0.12	0.27	(0.04)	—	—	(0.04)	10.74	2.58	1,571,981	0.66	0.66	1.43	115

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on June 7, 2022.
(6)	Not annualized.
(7)	Annualized.
The accompanying notes are an integral part of these financial statements.
230

Hartford Fixed Income Funds
Financial Highlights – (continued)

(8)	Reflects the Fund's portfolio turnover for the period June 7, 2022 through October 31, 2022.
(9)	Per share amount is less than $0.005.
(10)	Amount is less than 0.01%.
(11)	Commenced operations on March 1, 2021.
(12)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(13)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 70%, 84% and 211% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(14)	Commenced operations on May 31, 2018.
(15)	Amount is less than $0.01 per share.
(16)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 23%, 38% and 43% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(17)	Commenced operations on February 28, 2019.
(18)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 202%, 141% and 180% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(19)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 446%, 473% and 545% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(20)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 94%, 132% and 168% for the fiscal years ended October 31,2022, October 31, 2021 and October 31, 2020, respectively.
The accompanying notes are an integral part of these financial statements.
231

Hartford Fixed Income Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2022. Financial statements for the series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:
Hartford Dynamic Bond Fund (the "Dynamic Bond Fund")
The Hartford Emerging Markets Local Debt Fund (the "Emerging Markets Local Debt Fund")
The Hartford Floating Rate Fund (the "Floating Rate Fund")
The Hartford Floating Rate High Income Fund (the "Floating Rate High Income Fund")
The Hartford High Yield Fund (the "High Yield Fund")
The Hartford Inflation Plus Fund (the "Inflation Plus Fund")
The Hartford Municipal Opportunities Fund (the "Municipal Opportunities Fund")
Hartford Municipal Short Duration Fund (the "Municipal Short Duration Fund")
The Hartford Short Duration Fund (the "Short Duration Fund")
The Hartford Strategic Income Fund (the "Strategic Income Fund")
Hartford Sustainable Municipal Bond Fund (the "Sustainable Municipal Bond Fund")
The Hartford Total Return Bond Fund (the "Total Return Bond Fund")
The Hartford World Bond Fund (the "World Bond Fund")
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies."
Dynamic Bond Fund commenced operations on June 7, 2022. Each Fund has registered for sale Class A, Class C, Class I and Class F shares. In addition, each Fund, except Dynamic Bond Fund, Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, offers Class R3 and Class R4 shares. Each Fund, except Municipal Opportunities Fund, Municipal Short Duration Fund and Sustainable Municipal Bond Fund, offers Class R5 shares. Each Fund, except Municipal Short Duration Fund and Sustainable Municipal Bond Fund, has registered for sale Class Y shares. Dynamic Bond Fund, High Yield Fund, Strategic Income Fund, Short Duration Fund, Total Return Bond Fund and World Bond Fund have registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares of Floating Rate Fund and Floating Rate High Income Fund are sold with a front-end sales charge of up to 3.00%. Class A shares of Short Duration Fund are sold with a front-end sales charge of up to 2.00%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge. Class C shares of the Total Return Bond Fund are closed to new investors, subject to certain exceptions set forth in the Total Return Bond Fund's prospectus.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that
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becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
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U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
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Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Short Duration Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Short Duration Fund, and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2022.
A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2022.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior
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floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2022.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2022.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2022.
f)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional
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Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.
During the year ended October 31, 2022, Inflation Plus Fund had entered into Bond Forwards.
b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the period ended October 31, 2022, each of Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Futures Contracts.
c)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the period ended October 31, 2022, each of Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Foreign Currency Contracts.
d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing
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options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the period ended October 31, 2022, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Options Contracts.
e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy,
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 Notes to Financial Statements – (continued)
 October 31, 2022

failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2022, each of Dynamic Bond Fund, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had used Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate ("LIBOR") or Secured Overnight Financing Rate (“SOFR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the period ended October 31, 2022, each of Emerging Markets Local Debt Fund, Inflation Plus Fund, Total Return Bond Fund and World Bond Fund had used Interest Rate Swap Contracts.
Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund's investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as LIBOR or SOFR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.
Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
During the period ended October 31, 2022, each of Floating Rate Fund, Floating Rate High Income Fund, Inflation Plus Fund and Strategic Income Fund had used Total Return Swap Contracts.
f)	Additional Derivative Instrument Information:
239

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Dynamic Bond Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 13,598	$ —	$ —	$ —	$ —	$ 13,598
Unrealized appreciation on swap contracts(2)	—	—	2,962	—	—	2,962
Total	$ 13,598	$ —	$ 2,962	$ —	$ —	$ 16,560

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 24,596	$ —	$ —	$ —	$ —	$ 24,596
Net realized gain (loss) on swap contracts	—	—	184,266	—	—	184,266
Total	$ 24,596	$ —	$ 184,266	$ —	$ —	$ 208,862
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 13,598	$ —	$ —	$ —	$ —	$ 13,598
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	2,962	—	—	2,962
Total	$ 13,598	$ —	$ 2,962	$ —	$ —	$ 16,560
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	8
Futures Contracts Number of Short Contracts	(3)
Swap Contracts at Notional Amount	$ 857,275
240

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Emerging Markets Local Debt Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 412,269	$ —	$ —	$ —	$ 412,269
Unrealized appreciation on futures contracts(1)	206,035	—	—	—	—	206,035
Unrealized appreciation on foreign currency contracts	—	1,054,689	—	—	—	1,054,689
Unrealized appreciation on swap contracts(2)	189,193	—	—	—	—	189,193
Total	$ 395,228	$ 1,466,958	$ —	$ —	$ —	$ 1,862,186
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 77,141	$ —	$ —	$ —	$ —	$ 77,141
Unrealized depreciation on foreign currency contracts	—	1,629,348	—	—	—	1,629,348
Written options, market value	—	940,359	—	—	—	940,359
Unrealized depreciation on swap contracts(2)	177,780	—	—	—	—	177,780
Total	$ 254,921	$ 2,569,707	$ —	$ —	$ —	$ 2,824,628

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ 114,127	$ —	$ —	$ —	$ 114,127
Net realized gain (loss) on futures contracts	546,227	—	—	—	—	546,227
Net realized gain (loss) on written options contracts	—	157,310	—	—	—	157,310
Net realized gain (loss) on swap contracts	(241,064)	—	—	—	—	(241,064)
Net realized gain (loss) on foreign currency contracts	—	(2,405,419)	—	—	—	(2,405,419)
Total	$ 305,163	$ (2,133,982)	$ —	$ —	$ —	$ (1,828,819)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ (3,969)	$ —	$ —	$ —	$ (3,969)
Net change in unrealized appreciation (depreciation) of futures contracts	(9,435)	—	—	—	—	(9,435)
Net change in unrealized appreciation (depreciation) of written options contracts	—	(53,372)	—	—	—	(53,372)
Net change in unrealized appreciation (depreciation) of swap contracts	56,240	—	—	—	—	56,240
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	238,584	—	—	—	238,584
Total	$ 46,805	$ 181,243	$ —	$ —	$ —	$ 228,048
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 21,041,500
Futures Contracts Number of Long Contracts	19
Futures Contracts Number of Short Contracts	(50)
Written Options at Notional Amount	$ (22,689,333)
Swap Contracts at Notional Amount	$ 5,274,632,167
Foreign Currency Contracts Purchased at Contract Amount	$ 67,320,212
Foreign Currency Contracts Sold at Contract Amount	$ 43,077,686
241

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Floating Rate Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 362,290	$ —	$ —	$ —	$ —	$ 362,290
Unrealized appreciation on foreign currency contracts	—	61,485	—	—	—	61,485
Total	$ 362,290	$ 61,485	$ —	$ —	$ —	$ 423,775
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 592,666	$ —	$ —	$ —	$ 592,666
Unrealized depreciation on swap contracts(2)	1,688,213	—	—	—	—	1,688,213
Total	$ 1,688,213	$ 592,666	$ —	$ —	$ —	$ 2,280,879

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 458,072	$ —	$ —	$ —	$ —	$ 458,072
Net realized gain (loss) on swap contracts	(1,039,295)	—	(129,069)	—	—	(1,168,364)
Net realized gain (loss) on foreign currency contracts	—	45,363,750	—	—	—	45,363,750
Total	$ (581,223)	$ 45,363,750	$ (129,069)	$ —	$ —	$ 44,653,458
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 362,290	$ —	$ —	$ —	$ —	$ 362,290
Net change in unrealized appreciation (depreciation) of swap contracts	(2,174,941)	—	—	—	—	(2,174,941)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,713,366)	—	—	—	(1,713,366)
Total	$ (1,812,651)	$ (1,713,366)	$ —	$ —	$ —	$ (3,526,017)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(107)
Swap Contracts at Notional Amount	$ 95,482,900
Foreign Currency Contracts Purchased at Contract Amount	$ 4,994,934
Foreign Currency Contracts Sold at Contract Amount	$ 248,509,129
242

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Floating Rate High Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 106,347	$ —	$ —	$ —	$ —	$ 106,347
Unrealized appreciation on foreign currency contracts	—	12,373	—	—	—	12,373
Total	$ 106,347	$ 12,373	$ —	$ —	$ —	$ 118,720
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 121,548	$ —	$ —	$ —	$ 121,548
Unrealized depreciation on swap contracts(2)	358,230	—	—	—	—	358,230
Total	$ 358,230	$ 121,548	$ —	$ —	$ —	$ 479,778

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 127,085	$ —	$ —	$ —	$ —	$ 127,085
Net realized gain (loss) on swap contracts	(506,476)	—	334,924	—	—	(171,552)
Net realized gain (loss) on foreign currency contracts	—	9,658,502	—	—	—	9,658,502
Total	$ (379,391)	$ 9,658,502	$ 334,924	$ —	$ —	$ 9,614,035
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 106,347	$ —	$ —	$ —	$ —	$ 106,347
Net change in unrealized appreciation (depreciation) of swap contracts	(456,456)	—	—	—	—	(456,456)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(348,341)	—	—	—	(348,341)
Total	$ (350,109)	$ (348,341)	$ —	$ —	$ —	$ (698,450)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(31)
Swap Contracts at Notional Amount	$ 20,451,650
Foreign Currency Contracts Purchased at Contract Amount	$ 790,918
Foreign Currency Contracts Sold at Contract Amount	$ 52,307,096
243

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

High Yield Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 56,324	$ —	$ —	$ —	$ —	$ 56,324
Unrealized appreciation on foreign currency contracts	—	3	—	—	—	3
Total	$ 56,324	$ 3	$ —	$ —	$ —	$ 56,327
Liabilities:
Unrealized depreciation on foreign currency contracts	$ —	$ 43,977	$ —	$ —	$ —	$ 43,977
Total	$ —	$ 43,977	$ —	$ —	$ —	$ 43,977

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 251,894	$ —	$ —	$ —	$ —	$ 251,894
Net realized gain (loss) on swap contracts	—	—	(351,857)	—	—	(351,857)
Net realized gain (loss) on foreign currency contracts	—	4,176,270	—	—	—	4,176,270
Total	$ 251,894	$ 4,176,270	$ (351,857)	$ —	$ —	$ 4,076,307
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 56,324	$ —	$ —	$ —	$ —	$ 56,324
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(178,808)	—	—	—	(178,808)
Total	$ 56,324	$ (178,808)	$ —	$ —	$ —	$ (122,484)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(22)
Swap Contracts at Notional Amount	$ 6,655,921
Foreign Currency Contracts Purchased at Contract Amount	$ 307,819
Foreign Currency Contracts Sold at Contract Amount	$ 24,367,494
244

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Inflation Plus Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ 205,503	$ —	$ —	$ —	$ 205,503
Unrealized appreciation on futures contracts(1)	2,176,025	—	—	—	—	2,176,025
Unrealized appreciation on foreign currency contracts	—	333,521	—	—	—	333,521
Unrealized appreciation on swap contracts(2)	7,356,683	—	15,430	—	—	7,372,113
Total	$ 9,532,708	$ 539,024	$ 15,430	$ —	$ —	$ 10,087,162
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 2,728,266	$ —	$ —	$ —	$ —	$ 2,728,266
Unrealized depreciation on bond forward contracts	176,601	—	—	—	—	176,601
Unrealized depreciation on foreign currency contracts	—	509,953	—	—	—	509,953
Unrealized depreciation on swap contracts(2)	1,066,443	—	—	—	—	1,066,443
Total	$ 3,971,310	$ 509,953	$ —	$ —	$ —	$ 4,481,263

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 2,195,597	$ —	$ —	$ —	$ —	$ 2,195,597
Net realized gain (loss) on swap contracts	919,705	—	82,473	—	—	1,002,178
Net realized gain (loss) on bond forward contracts	(2,509,882)	—	—	—	—	(2,509,882)
Net realized gain (loss) on foreign currency contracts	—	2,700,421	—	—	—	2,700,421
Total	$ 605,420	$ 2,700,421	$ 82,473	$ —	$ —	$ 3,388,314
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ (92,221)	$ —	$ —	$ —	$ (92,221)
Net change in unrealized appreciation (depreciation) of futures contracts	(381,821)	—	—	—	—	(381,821)
Net change in unrealized appreciation (depreciation) of swap contracts	3,408,710	—	15,322	—	—	3,424,032
Net change in unrealized appreciation (depreciation) of bond forward contracts	35,458	—	—	—	—	35,458
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(411,912)	—	—	—	(411,912)
Total	$ 3,062,347	$ (504,133)	$ 15,322	$ —	$ —	$ 2,573,536
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 6,751,500
Futures Contracts Number of Long Contracts	852
Futures Contracts Number of Short Contracts	(638)
Swap Contracts at Notional Amount	$ 286,765,592
Bond Forward Contracts at Notional Amount	$ 61,673,853
Foreign Currency Contracts Purchased at Contract Amount	$ 28,183,766
Foreign Currency Contracts Sold at Contract Amount	$ 46,255,173
245

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Short Duration Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 8,058,814	$ —	$ —	$ —	$ —	$ 8,058,814
Unrealized appreciation on foreign currency contracts	—	16,239	—	—	—	16,239
Total	$ 8,058,814	$ 16,239	$ —	$ —	$ —	$ 8,075,053
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 6,421,226	$ —	$ —	$ —	$ —	$ 6,421,226
Unrealized depreciation on foreign currency contracts	—	142,444	—	—	—	142,444
Total	$ 6,421,226	$ 142,444	$ —	$ —	$ —	$ 6,563,670

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 8,537,175	$ —	$ —	$ —	$ —	$ 8,537,175
Net realized gain (loss) on foreign currency contracts	—	7,103,205	—	—	—	7,103,205
Total	$ 8,537,175	$ 7,103,205	$ —	$ —	$ —	$ 15,640,380
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (571,879)	$ —	$ —	$ —	$ —	$ (571,879)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(302,609)	—	—	—	(302,609)
Total	$ (571,879)	$ (302,609)	$ —	$ —	$ —	$ (874,488)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1,583
Futures Contracts Number of Short Contracts	(1,906)
Foreign Currency Contracts Purchased at Contract Amount	$ 2,709,085
Foreign Currency Contracts Sold at Contract Amount	$ 41,402,055
246

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Strategic Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 4,709,377	$ —	$ —	$ —	$ —	$ 4,709,377
Unrealized appreciation on foreign currency contracts	—	12,573,966	—	—	—	12,573,966
Unrealized appreciation on swap contracts(2)	—	—	2,391,869	—	—	2,391,869
Total	$ 4,709,377	$ 12,573,966	$ 2,391,869	$ —	$ —	$ 19,675,212
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 22,408,299	$ —	$ —	$ —	$ —	$ 22,408,299
Unrealized depreciation on foreign currency contracts	—	1,810,643	—	—	—	1,810,643
Written options, market value	5,314,548	—	—	—	—	5,314,548
Unrealized depreciation on swap contracts(2)	—	—	5,349,494	—	—	5,349,494
Total	$ 27,722,847	$ 1,810,643	$ 5,349,494	$ —	$ —	$ 34,882,984

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (2,042,637)	$ —	$ —	$ —	$ —	$ (2,042,637)
Net realized gain (loss) on futures contracts	(22,035,602)	—	—	—	—	(22,035,602)
Net realized gain (loss) on written options contracts	51,254,920	—	—	—	—	51,254,920
Net realized gain (loss) on swap contracts	3,942,579	—	(63,782,979)	—	—	(59,840,400)
Net realized gain (loss) on foreign currency contracts	—	108,553,946	—	—	—	108,553,946
Total	$ 31,119,260	$ 108,553,946	$ (63,782,979)	$ —	$ —	$ 75,890,227
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 1,809,592	$ —	$ —	$ —	$ —	$ 1,809,592
Net change in unrealized appreciation (depreciation) of futures contracts	(17,538,393)	—	—	—	—	(17,538,393)
Net change in unrealized appreciation (depreciation) of written options contracts	258,333	—	—	—	—	258,333
Net change in unrealized appreciation (depreciation) of swap contracts	3,992,514	—	(3,047,551)	—	—	944,963
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	2,252,524	—	—	—	2,252,524
Total	$ (11,477,954)	$ 2,252,524	$ (3,047,551)	$ —	$ —	$ (12,272,981)
247

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Strategic Income Fund – (continued)

For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 22,127,500
Futures Contracts Number of Long Contracts	5,820
Futures Contracts Number of Short Contracts	(2,844)
Written Options at Notional Amount	$ (410,298,333)
Swap Contracts at Notional Amount	$ 269,676,197
Foreign Currency Contracts Purchased at Contract Amount	$ 45,362,506
Foreign Currency Contracts Sold at Contract Amount	$ 648,775,480
Total Return Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 30,065,663	$ —	$ —	$ —	$ —	$ 30,065,663
Unrealized appreciation on foreign currency contracts	—	979,859	—	—	—	979,859
Unrealized appreciation on swap contracts(2)	4,375,263	—	85,584	—	—	4,460,847
Total	$ 34,440,926	$ 979,859	$ 85,584	$ —	$ —	$ 35,506,369
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 10,479,665	$ —	$ —	$ —	$ —	$ 10,479,665
Unrealized depreciation on foreign currency contracts	—	811,317	—	—	—	811,317
Written options, market value	2,464,886	—	—	—	—	2,464,886
Unrealized depreciation on swap contracts(2)	—	—	594,901	—	—	594,901
Total	$ 12,944,551	$ 811,317	$ 594,901	$ —	$ —	$ 14,350,769

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

248

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Total Return Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (3,538,023)	$ —	$ —	$ —	$ —	$ (3,538,023)
Net realized gain (loss) on futures contracts	89,734,368	—	—	—	—	89,734,368
Net realized gain (loss) on written options contracts	15,260,198	—	—	—	—	15,260,198
Net realized gain (loss) on swap contracts	(30,023)	—	(14,088,510)	—	—	(14,118,533)
Net realized gain (loss) on foreign currency contracts	—	18,247,482	—	—	—	18,247,482
Total	$ 101,426,520	$ 18,247,482	$ (14,088,510)	$ —	$ —	$ 105,585,492
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 2,957,015	$ —	$ —	$ —	$ —	$ 2,957,015
Net change in unrealized appreciation (depreciation) of futures contracts	11,864,817	—	—	—	—	11,864,817
Net change in unrealized appreciation (depreciation) of written options contracts	(817,763)	—	—	—	—	(817,763)
Net change in unrealized appreciation (depreciation) of swap contracts	4,603,778	—	1,021,019	—	—	5,624,797
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(3,145,236)	—	—	—	(3,145,236)
Total	$ 18,607,847	$ (3,145,236)	$ 1,021,019	$ —	$ —	$ 16,483,630
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 53,566,667
Futures Contracts Number of Long Contracts	3,231
Futures Contracts Number of Short Contracts	(5,337)
Written Options at Notional Amount	$ (729,059,167)
Swap Contracts at Notional Amount	$ 63,820,723
Foreign Currency Contracts Purchased at Contract Amount	$ 10,675,073
Foreign Currency Contracts Sold at Contract Amount	$ 131,719,460
249

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

World Bond Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ 412,353	$ 968,040	$ —	$ —	$ —	$ 1,380,393
Unrealized appreciation on futures contracts(1)	751,467	—	—	—	—	751,467
Unrealized appreciation on foreign currency contracts	—	63,892,215	—	—	—	63,892,215
Unrealized appreciation on swap contracts(2)	19,572,175	—	395,388	—	—	19,967,563
Total	$ 20,735,995	$ 64,860,255	$ 395,388	$ —	$ —	$ 85,991,638
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 5,495,324	$ —	$ —	$ —	$ —	$ 5,495,324
Unrealized depreciation on foreign currency contracts	—	62,450,215	—	—	—	62,450,215
Written options, market value	—	975,040	—	—	—	975,040
Unrealized depreciation on swap contracts(2)	19,583,800	—	1,178,221	—	—	20,762,021
Total	$ 25,079,124	$ 63,425,255	$ 1,178,221	$ —	$ —	$ 89,682,600

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (1,875,705)	$ (4,935,707)	$ —	$ —	$ —	$ (6,811,412)
Net realized gain (loss) on futures contracts	52,259,934	—	—	—	—	52,259,934
Net realized gain (loss) on written options contracts	650,901	5,259,124	—	—	—	5,910,025
Net realized gain (loss) on swap contracts	(54,497,689)	—	2,654,760	—	—	(51,842,929)
Net realized gain (loss) on foreign currency contracts	—	342,230,028	—	—	—	342,230,028
Total	$ (3,462,559)	$ 342,553,445	$ 2,654,760	$ —	$ —	$ 341,745,646
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ (81,718)	$ 1,015,654	$ —	$ —	$ —	$ 933,936
Net change in unrealized appreciation (depreciation) of futures contracts	(6,374,808)	—	—	—	—	(6,374,808)
Net change in unrealized appreciation (depreciation) of written options contracts	—	(74,270)	—	—	—	(74,270)
Net change in unrealized appreciation (depreciation) of swap contracts	10,557,462	—	(969,193)	—	—	9,588,269
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	26,043,062	—	—	—	26,043,062
Total	$ 4,100,936	$ 26,984,446	$ (969,193)	$ —	$ —	$ 30,116,189
250

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

World Bond Fund – (continued)

For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 126,784,242
Futures Contracts Number of Long Contracts	4,772
Futures Contracts Number of Short Contracts	(8,163)
Written Options at Notional Amount	$ (160,342,868)
Swap Contracts at Notional Amount	$ 210,391,437,834
Foreign Currency Contracts Purchased at Contract Amount	$ 3,578,167,870
Foreign Currency Contracts Sold at Contract Amount	$ 5,556,312,462
g)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Dynamic Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 13,598	$ —
Swap contracts	2,962	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	16,560	—
Derivatives not subject to a MNA	(16,560)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 1,054,689	$ (1,629,348)
Futures contracts	206,035	(77,141)
Purchased options	412,269	—
Swap contracts	189,192	(177,779)
Written options	—	(940,359)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,862,185	(2,824,627)
Derivatives not subject to a MNA	(370,507)	232,554
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,491,678	$ (2,592,073)

251

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$ 7,068	$ —	$ —	$ —	$ 7,068
Bank of America Securities LLC	224,374	(224,374)	—	—	—
Bank of Montreal	3,281	—	—	—	3,281
Barclays	15,024	(15,024)	—	—	—
BNP Paribas Securities Services	35,277	(35,277)	—	—	—
Citibank NA	165,080	(165,080)	—	—	—
Deutsche Bank Securities, Inc.	83,074	(83,074)	—	—	—
Goldman Sachs & Co.	223,487	(151,927)	—	—	71,560
JP Morgan Chase & Co.	174,284	(174,284)	—	—	—
Morgan Stanley	402,806	(402,806)	—	—	—
Standard Chartered Bank	39,636	(905)	—	—	38,731
State Street Global Markets LLC	1,832	(1,832)	—	—	—
Toronto-Dominion Bank	7,586	(2,371)	—	—	5,215
UBS AG	102,755	(102,755)	—	—	—
Westpac International	6,114	(86)	—	—	6,028
Total	$ 1,491,678	$ (1,359,795)	$ —	$ —	$ 131,883

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (224,812)	$ 224,374	$ —	$ —	$ (438)
Barclays	(45,081)	15,024	—	—	(30,057)
BNP Paribas Securities Services	(352,351)	35,277	—	—	(317,074)
Canadian Imperial Bank of Commerce	(8,255)	—	—	—	(8,255)
Citibank NA	(374,812)	165,080	—	209,732	—
Deutsche Bank Securities, Inc.	(87,103)	83,074	—	—	(4,029)
Goldman Sachs & Co.	(151,927)	151,927	—	—	—
JP Morgan Chase & Co.	(384,309)	174,284	—	—	(210,025)
Morgan Stanley	(707,281)	402,806	—	180,000	(124,475)
RBC Dominion Securities, Inc.	(69)	—	—	—	(69)
Standard Chartered Bank	(905)	905	—	—	—
State Street Global Markets LLC	(1,894)	1,832	—	—	(62)
Toronto-Dominion Bank	(2,371)	2,371	—	—	—
UBS AG	(250,817)	102,755	—	—	(148,062)
Westpac International	(86)	86	—	—	—
Total	$ (2,592,073)	$ 1,359,795	$ —	$ 389,732	$ (842,546)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 61,485	$ (592,666)
Futures contracts	362,290	—
Swap contracts	—	(1,688,213)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	423,775	(2,280,879)
Derivatives not subject to a MNA	(362,290)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 61,485	$ (2,280,879)

252

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
RBC Dominion Securities, Inc.	$ 56,927	$ —	$ —	$ —	$ 56,927
State Street Global Markets LLC	4,558	—	—	—	4,558
Total	$ 61,485	$ —	$ —	$ —	$ 61,485

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (160,753)	$ —	$ —	$ —	$ (160,753)
Goldman Sachs & Co.	(379,557)	—	—	—	(379,557)
JP Morgan Chase & Co.	(29,713)	—	—	—	(29,713)
Morgan Stanley	(1,308,656)	—	—	970,000	(338,656)
UBS AG	(402,200)	—	—	—	(402,200)
Total	$ (2,280,879)	$ —	$ —	$ 970,000	$ (1,310,879)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 12,373	$ (121,548)
Futures contracts	106,347	—
Swap contracts	—	(358,230)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	118,720	(479,778)
Derivatives not subject to a MNA	(106,347)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 12,373	$ (479,778)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
RBC Dominion Securities, Inc.	$ 12,373	$ —	$ —	$ —	$ 12,373
Total	$ 12,373	$ —	$ —	$ —	$ 12,373

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (40,578)	$ —	$ —	$ —	$ (40,578)
Goldman Sachs & Co.	(82,296)	—	—	—	(82,296)
JP Morgan Chase & Co.	(6,531)	—	—	—	(6,531)
Morgan Stanley	(275,934)	—	—	210,000	(65,934)
UBS AG	(74,439)	—	—	—	(74,439)
Total	$ (479,778)	$ —	$ —	$ 210,000	$ (269,778)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

253

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 3	$ (43,977)
Futures contracts	56,324	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	56,327	(43,977)
Derivatives not subject to a MNA	(56,324)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 3	$ (43,977)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
UBS AG	$ 3	$ (3)	$ —	$ —	$ —
Total	$ 3	$ (3)	$ —	$ —	$ —

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (12,901)	$ —	$ —	$ —	$ (12,901)
Deutsche Bank Securities, Inc.	(2,818)	—	—	—	(2,818)
UBS AG	(28,258)	3	—	—	(28,255)
Total	$ (43,977)	$ 3	$ —	$ —	$ (43,974)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	—	(176,601)
Foreign currency contracts	$ 333,521	$ (509,953)
Futures contracts	2,176,025	(2,728,266)
Purchased options	205,503	—
Swap contracts	7,372,113	(1,066,443)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	10,087,162	(4,481,263)
Derivatives not subject to a MNA	(4,467,602)	3,794,709
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 5,619,560	$ (686,554)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 1,875,499	$ —	$ —	$ —	$ 1,875,499
Barclays	2,882	—	—	—	2,882
Citibank NA	2,968,957	(108,742)	—	(2,860,215)	—
Credit Suisse International	33,299	—	—	—	33,299
Goldman Sachs & Co.	245,837	(60,798)	—	—	185,039
Morgan Stanley	329,014	(115,803)	—	(213,211)	—
UBS AG	164,072	(164,072)	—	—	—
Total	$ 5,619,560	$ (449,415)	$ —	$ (3,073,426)	$ 2,096,719

254

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$ (108,742)	$ 108,742	$ —	$ —	$ —
Commonwealth Bank of Australia	(1,517)	—	—	—	(1,517)
Deutsche Bank Securities, Inc.	(32,202)	—	—	—	(32,202)
Goldman Sachs & Co.	(60,798)	60,798	—	—	—
Morgan Stanley	(115,803)	115,803	—	—	—
Toronto-Dominion Bank	(57,488)	—	—	—	(57,488)
UBS AG	(310,004)	164,072	—	—	(145,932)
Total	$ (686,554)	$ 449,415	$ —	$ —	$ (237,139)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 16,239	$ (142,444)
Futures contracts	8,058,814	(6,421,226)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,075,053	(6,563,670)
Derivatives not subject to a MNA	(8,058,814)	6,421,226
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 16,239	$ (142,444)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$ 7,308	$ (7,308)	$ —	$ —	$ —
UBS AG	8,931	(8,931)	—	—	—
Total	$ 16,239	$ (16,239)	$ —	$ —	$ —

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Deutsche Bank Securities, Inc.	$ (80,040)	$ 7,308	$ —	$ —	$ (72,732)
UBS AG	(62,404)	8,931	—	—	(53,473)
Total	$ (142,444)	$ 16,239	$ —	$ —	$ (126,205)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 12,573,966	$ (1,810,643)
Futures contracts	4,709,377	(22,408,299)
Swap contracts	2,391,869	(5,349,494)
Written options	—	(5,314,548)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	19,675,212	(34,882,984)
Derivatives not subject to a MNA	(7,101,246)	27,464,276
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 12,573,966	$ (7,418,708)

255

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 1,093,281	$ (361,427)	$ —	$ —	$ 731,854
Bank of Montreal	2,711	—	—	—	2,711
Barclays	1,633,081	(1,633,081)	—	—	—
BNP Paribas Securities Services	1,759,935	—	—	—	1,759,935
Citibank NA	8,030	(8,030)	—	—	—
Commonwealth Bank of Australia	2,400	—	—	—	2,400
Deutsche Bank Securities, Inc.	1,327,004	(790,964)	—	—	536,040
Goldman Sachs & Co.	182,778	(52,718)	—	—	130,060
JP Morgan Chase & Co.	3,665,241	(59,087)	—	—	3,606,154
Morgan Stanley	1,600,921	(1,600,921)	—	—	—
NatWest Markets Plc	91,962	—	—	—	91,962
RBC Dominion Securities, Inc.	84,584	(348)	—	—	84,236
Societe Generale Group	44,010	—	—	—	44,010
Standard Chartered Bank	344,134	—	—	—	344,134
State Street Global Markets LLC	12,771	(3,599)	—	—	9,172
Toronto-Dominion Bank	240,696	—	—	—	240,696
UBS AG	480,427	(102,065)	—	—	378,362
Total	$ 12,573,966	$ (4,612,240)	$ —	$ —	$ 7,961,726

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (361,427)	$ 361,427	$ —	$ —	$ —
Barclays	(3,539,997)	1,633,081	1,906,916	—	—
Citibank NA	(330,528)	8,030	—	—	(322,498)
Credit Suisse International	(153,335)	—	—	—	(153,335)
Deutsche Bank Securities, Inc.	(790,964)	790,964	—	—	—
Goldman Sachs & Co.	(52,718)	52,718	—	—	—
JP Morgan Chase & Co.	(59,087)	59,087	—	—	—
Morgan Stanley	(2,024,640)	1,600,921	—	—	(423,719)
RBC Dominion Securities, Inc.	(348)	348	—	—	—
State Street Global Markets LLC	(3,599)	3,599	—	—	—
UBS AG	(102,065)	102,065	—	—	—
Total	$ (7,418,708)	$ 4,612,240	$ 1,906,916	$ —	$ (899,552)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 979,859	$ (811,317)
Futures contracts	30,065,663	(10,479,665)
Swap contracts	4,460,847	(594,901)
Written options	—	(2,464,886)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	35,506,369	(14,350,769)
Derivatives not subject to a MNA	(34,526,510)	10,524,652
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 979,859	$ (3,826,117)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 28,488	$ —	$ —	$ —	$ 28,488
Deutsche Bank Securities, Inc.	951,371	—	—	—	951,371
Total	$ 979,859	$ —	$ —	$ —	$ 979,859

256

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (1,174,655)	$ —	$ —	$ —	$ (1,174,655)
Barclays	(33,995)	—	33,995	—	—
Citibank NA	(514,545)	—	—	—	(514,545)
Credit Suisse International	(229,863)	—	—	—	(229,863)
Goldman Sachs & Co.	(1,660,054)	—	1,660,054	—	—
JP Morgan Chase & Co.	(32,784)	—	—	—	(32,784)
Morgan Stanley	(134,587)	—	134,587	—	—
UBS AG	(13,266)	—	—	—	(13,266)
Westpac International	(32,368)	—	—	—	(32,368)
Total	$ (3,826,117)	$ —	$ 1,828,636	$ —	$ (1,997,481)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 63,892,215	$ (62,450,215)
Futures contracts	751,467	(5,495,324)
Purchased options	1,380,393	—
Swap contracts	19,967,563	(20,762,021)
Written options	—	(975,040)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	85,991,638	(89,682,600)
Derivatives not subject to a MNA	(19,902,179)	26,257,345
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 66,089,459	$ (63,425,255)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 7,067,143	$ (1,130,398)	$ —	$ (153,000)	$ 5,783,745
Bank of Montreal	1,879	—	—	—	1,879
Barclays	9,066,560	(4,502,049)	—	—	4,564,511
BNP Paribas Securities Services	5,778,637	(2,640,232)	—	—	3,138,405
Citibank NA	2,942,856	(2,942,856)	—	—	—
Commonwealth Bank of Australia	17,634	(17,634)	—	—	—
Deutsche Bank Securities, Inc.	244,750	(244,750)	—	—	—
Goldman Sachs & Co.	5,077,405	(1,910,321)	—	(1,470,000)	1,697,084
JP Morgan Chase & Co.	18,778,195	(9,750,238)	—	(350,000)	8,677,957
Morgan Stanley	8,633,447	(8,633,447)	—	—	—
RBC Dominion Securities, Inc.	466,898	(43,670)	—	—	423,228
Standard Chartered Bank	125,585	(7,942)	—	—	117,643
State Street Global Markets LLC	3,078,314	(3,078,314)	—	—	—
Toronto-Dominion Bank	862	(862)	—	—	—
UBS AG	4,809,294	(4,809,294)	—	—	—
Total	$ 66,089,459	$ (39,712,007)	$ —	$ (1,973,000)	$ 24,404,452

257

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (1,130,398)	$ 1,130,398	$ —	$ —	$ —
Barclays	(4,502,049)	4,502,049	—	—	—
BNP Paribas Securities Services	(2,640,232)	2,640,232	—	—	—
Canadian Imperial Bank of Commerce	(66,515)	—	—	—	(66,515)
Citibank NA	(6,115,847)	2,942,856	3,172,991	—	—
Commonwealth Bank of Australia	(17,801)	17,634	—	—	(167)
Deutsche Bank Securities, Inc.	(1,613,802)	244,750	—	—	(1,369,052)
Goldman Sachs & Co.	(1,910,321)	1,910,321	—	—	—
JP Morgan Chase & Co.	(9,750,238)	9,750,238	—	—	—
Morgan Stanley	(19,876,888)	8,633,447	508,509	—	(10,734,932)
NatWest Markets Plc	(741,120)	—	—	—	(741,120)
RBC Dominion Securities, Inc.	(43,670)	43,670	—	—	—
Standard Chartered Bank	(7,942)	7,942	—	—	—
State Street Global Markets LLC	(3,577,507)	3,078,314	—	—	(499,193)
Toronto-Dominion Bank	(214,755)	862	—	—	(213,893)
UBS AG	(11,080,034)	4,809,294	—	—	(6,270,740)
Westpac International	(136,136)	—	—	—	(136,136)
Total	$ (63,425,255)	$ 39,712,007	$ 3,681,500	$ —	$ (20,031,748)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
258

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The use of certain London Interbank Offered Rates (collectively, “LIBOR”) was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate (e.g., the SOFR, which is is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar LIBOR). As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net Investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to RICs, mark to market on derivatives and currencies for Section 988-7 election. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
259

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022				For the Year Ended October 31, 2021
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
Dynamic Bond Fund(2)	$ —	$ 949,596	$ —	$ —	$ —	$ —	$ —
Emerging Markets Local Debt Fund	—	597,734	—	2,333,766	—	2,213,510	—
Floating Rate Fund	—	91,455,805	—	—	—	62,694,619	—
Floating Rate High Income Fund	—	20,298,928	—	—	—	12,389,486	—
High Yield Fund	—	17,827,399	—	—	—	16,674,439	—
Inflation Plus Fund	—	40,831,008	—	1,332,533	—	11,708,996	—
Municipal Opportunities Fund	36,684,394	657,386	—	—	30,091,832	89,938	—
Municipal Short Duration Fund	427,774	33,192	—	—	366,649	682	3,123
Short Duration Fund	—	40,700,826	—	—	—	32,711,909	—
Strategic Income Fund	—	143,946,062	4,708,259	2,278,489	—	98,930,795	—
Sustainable Municipal Bond Fund	2,189,190	329,042	376,961	—	1,562,626	2,471	—
Total Return Bond Fund	—	112,967,631	34,075,496	—	—	92,116,572	—
World Bond Fund	—	34,422,361	8,321,365	8,026,158	—	46,591,558	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
(2)	Distributions for the period June 7, 2022 (commencement of operations) through October 31, 2022.
As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Dynamic Bond Fund	$ —	$ 48,330	$ (1,371,979)	$ (44,981)	$ (1,750,969)	$ (3,119,599)
Emerging Markets Local Debt Fund	—	—	(75,331,736)	(142,809)	(8,291,155)	(83,765,700)
Floating Rate Fund	—	1,488,133	(532,626,034)	(1,697,784)	(171,481,612)	(704,317,297)
Floating Rate High Income Fund	—	133,021	(72,410,537)	(7,224)	(38,994,711)	(111,279,451)
High Yield Fund	—	599,993	(29,406,734)	(18,912)	(44,765,823)	(73,591,476)
Inflation Plus Fund	—	—	(62,152,936)	(35,697)	(54,069,572)	(116,258,205)
Municipal Opportunities Fund	84,351	—	(46,255,948)	(345,519)	(170,562,650)	(217,079,766)
Municipal Short Duration Fund	18,085	—	(346,045)	—	(2,686,407)	(3,014,367)
Short Duration Fund	—	1,320,151	(4,082,421)	(265,709)	(166,689,992)	(169,717,971)
Strategic Income Fund	—	—	(346,617,723)	(86,122)	(317,402,064)	(664,105,909)
Sustainable Municipal Bond Fund	144	—	(3,053,696)	(696)	(13,498,511)	(16,552,759)
Total Return Bond Fund	—	—	(185,662,103)	(1,283,233)	(498,582,141)	(685,527,477)
World Bond Fund	—	—	(48,233,414)	—	(174,949,218)	(223,182,632)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses on wash sale adjustments, foreign currency gains and losses and certain derivatives.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are the result of permanent differences between U.S. GAAP and tax accounting for such items as net operating losses and distributions in excess. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Emerging Markets Local Debt Fund	$ (3,015,728)	$ 3,015,728
Total Return Bond Fund	(23,075)	23,075
World Bond Fund	(50,550,287)	50,550,287
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
260

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Dynamic Bond Fund	$ 875,506	$ 496,473
Emerging Markets Local Debt Fund	20,228,358	55,103,378
Floating Rate Fund	45,968,624	486,657,410
Floating Rate High Income Fund	6,594,715	65,815,822
High Yield Fund	4,583,509	24,823,225
Inflation Plus Fund	4,434,519	57,718,417
Municipal Opportunities Fund	32,704,468	13,551,480
Municipal Short Duration Fund	306,520	39,525
Short Duration Fund	—	4,082,421
Strategic Income Fund*	155,785,994	190,831,729
Sustainable Municipal Bond Fund	2,363,120	690,576
Total Return Bond Fund	138,226,066	47,436,037
World Bond Fund	35,766,120	12,467,294

*	Future utilization of losses are subject to limitation under current tax laws.
During the year ended October 31, 2022, the Short Duration Fund utilized $233,108 of prior year capital loss carryforwards.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dynamic Bond Fund	$ 50,577,393	$ 46,873	$ (1,797,842)	$ (1,750,969)
Emerging Markets Local Debt Fund	46,519,566	859,849	(9,103,449)	(8,243,600)
Floating Rate Fund	1,813,749,826	6,203,633	(177,481,490)	(171,277,857)
Floating Rate High Income Fund	421,738,134	1,027,094	(39,893,669)	(38,866,575)
High Yield Fund	404,690,563	1,461,939	(46,225,222)	(44,763,283)
Inflation Plus Fund	549,897,685	7,966,756	(62,020,852)	(54,054,096)
Municipal Opportunities Fund	1,756,148,179	406,497	(170,969,147)	(170,562,650)
Municipal Short Duration Fund	51,091,135	2,705	(2,689,112)	(2,686,407)
Short Duration Fund	2,045,357,711	199,791	(166,891,439)	(166,691,648)
Strategic Income Fund	2,435,772,971	12,048,536	(329,048,830)	(317,000,294)
Sustainable Municipal Bond Fund	109,427,741	17,268	(13,515,779)	(13,498,511)
Total Return Bond Fund	3,917,290,657	10,989,756	(509,424,971)	(498,435,215)
World Bond Fund	3,123,404,995	132,350,447	(307,074,714)	(174,724,267)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of each Fund, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily
261

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC. HFMC pays a sub-advisory fee to Wellington Management out of its management fee.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Dynamic Bond Fund	0.6000% on first $1 billion and;
0.5900% over $1 billion
Emerging Markets Local Debt Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6900% over $1 billion
Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion
Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion
High Yield Fund	0.5000% on first $1 billion and;
0.4500% on next $4 billion and;
0.4400% on next $5 billion and;
0.4350% over $10 billion
Inflation Plus Fund	0.3900% on first $500 million and;
0.3800% on next $500 million and;
0.3750% on next $1.5 billion and;
0.3700% on next $2.5 billion and;
0.3675% on next $5 billion and;
0.3650% over $10 billion
Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
Short Duration Fund	0.4100% on the first $500 million and;
0.3700% on the next $500 million and;
0.3650% on the next $1.5 billion and;
0.3600% on the next $2.5 billion and;
0.3500% on the next $5 billion and;
0.3400% over $10 billion
Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion
Sustainable Municipal Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion
262

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Fund	Management Fee Rates
Total Return Bond Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2600% on next $4 billion and;
0.2500% over $5 billion
World Bond Fund	0.6800% on first $250 million and;
0.6300% on next $250 million and;
0.5800% on next $2 billion and;
0.5300% on next $2.5 billion and;
0.4750% on next $5 billion and;
0.4500% over $10 billion
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) through the date indicated below (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund(1)	1.10%	1.90%	0.80%	N/A	N/A	0.75%	0.65%	0.75%	0.65%
Emerging Markets Local Debt Fund(2)	1.18%	1.93%	0.93%	1.48%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund(3)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Floating Rate High Income Fund(2)	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund(2)	0.95%	1.75%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
Inflation Plus Fund(3)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A
Municipal Short Duration Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund(3)	1.00%	1.75%	0.75%	N/A	N/A	N/A	N/A	0.75%	N/A
Sustainable Municipal Bond Fund(2)	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund(3)	1.00%	1.75%	0.75%	1.25%	1.00%	0.85%	N/A	0.75%	N/A

(1)	February 29, 2024.
(2)	February 28, 2023.
(3)	Expense limitation arrangements described above for certain classes of shares of each of Floating Rate Fund, Inflation Plus Fund, Short Duration Fund and Total Return Bond Fund extend beyond February 28, 2023. Please see the Funds’ statement of additional information for more information.
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2022, these amounts, if any, are included in the Statements of Operations.
263

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	1.10%	1.90%	0.80%	N/A	N/A	0.75%	0.65%	0.75%	0.65%
Emerging Markets Local Debt Fund	1.18%	1.93%	0.93%	1.28%	1.18%	0.88%	N/A	0.88%	0.83%
Floating Rate Fund	1.00%	1.75%	0.73%	1.25%	1.00%	0.77%	N/A	0.74%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	N/A	0.78%	0.75%
High Yield Fund	0.95%	1.73%	0.69%	1.27%	0.97%	0.67%	0.55%	0.66%	0.55%
Inflation Plus Fund	0.84%	1.58%	0.57%	1.17%	0.87%	0.57%	N/A	0.56%	0.45%
Municipal Opportunities Fund	0.66%	1.43%	0.44%	N/A	N/A	N/A	N/A	0.44%	0.35%
Municipal Short Duration Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Short Duration Fund	0.78%	1.52%	0.49%	0.95%	0.72%	0.54%	0.43%	0.53%	0.42%
Strategic Income Fund	0.92%	1.64%	0.64%	1.26%	0.96%	0.65%	0.54%	0.64%	0.54%
Sustainable Municipal Bond Fund	0.69%	1.44%	0.46%	N/A	N/A	N/A	N/A	N/A	0.39%
Total Return Bond Fund	0.68%	1.50%	0.37%	1.03%	0.69%	0.44%	0.32%	0.38%	0.32%
World Bond Fund	0.99%	1.73%	0.71%	1.33%	1.02%	0.73%	0.62%	0.72%	0.62%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Dynamic Bond Fund	$ —	$ —
Emerging Markets Local Debt Fund	978	148
Floating Rate Fund	188,179	69,139
Floating Rate High Income Fund	94,725	18,231
High Yield Fund	306,013	8,759
Inflation Plus Fund	198,376	12,738
Municipal Opportunities Fund	361,826	34,639
Municipal Short Duration Fund	31,249	3,647
Short Duration Fund	748,430	134,033
Strategic Income Fund	273,243	32,485
Sustainable Municipal Bond Fund	17,524	1,372
Total Return Bond Fund	1,043,585	20,157
World Bond Fund	206,658	9,467
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid
264

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Dynamic Bond Fund	$ —
Emerging Markets Local Debt Fund	127
Floating Rate Fund	4,833
Floating Rate High Income Fund	1,068
High Yield Fund	917
Inflation Plus Fund	1,254
Municipal Opportunities Fund	4,299
Municipal Short Duration Fund	112
Short Duration Fund	4,743
Strategic Income Fund	5,878
Sustainable Municipal Bond Fund	296
Total Return Bond Fund	7,428
World Bond Fund	8,061
g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
From November 1, 2021 through February 28, 2022, HASCO contractually agreed to waive and/or reimburse a portion of the transfer agency fees for Class A shares of the Funds listed below to the extent necessary to limit the transfer agency fees as follows:
Fund	Class A
Inflation Plus Fund	0.15%
Short Duration Fund	0.12%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
265

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	0.00%*	0.00%*	0.00% *	N/A	N/A	0.00% *	0.00% *	0.01%	0.00% *
Emerging Markets Local Debt Fund	0.23%	0.22%	0.10%	0.22%	0.17%	0.12%	N/A	0.11%	0.00% *
Floating Rate Fund	0.10%	0.10%	0.08%	0.20%	0.17%	0.12%	N/A	0.10%	0.00% *
Floating Rate High Income Fund	0.12%	0.11%	0.09%	0.22%	0.17%	0.11%	N/A	0.11%	0.00% *
High Yield Fund	0.17%	0.15%	0.12%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Inflation Plus Fund	0.14%	0.13%	0.12%	0.22%	0.17%	0.12%	N/A	0.11%	0.00% *
Municipal Opportunities Fund	0.06%	0.08%	0.09%	N/A	N/A	N/A	N/A	0.09%	0.00% *
Municipal Short Duration Fund	0.05%	0.13%	0.12%	N/A	N/A	N/A	N/A	N/A	0.00% *
Short Duration Fund	0.12%	0.10%	0.07%	0.22%	0.05%	0.12%	0.00% *	0.11%	0.00% *
Strategic Income Fund	0.13%	0.10%	0.10%	0.22%	0.17%	0.11%	0.00% *	0.10%	0.00% *
Sustainable Municipal Bond Fund	0.06%	0.12%	0.13%	N/A	N/A	N/A	N/A	N/A	0.00% *
Total Return Bond Fund	0.11%	0.18%	0.06%	0.22%	0.17%	0.12%	0.00% *	0.06%	0.00% *
World Bond Fund	0.13%	0.12%	0.09%	0.22%	0.15%	0.12%	0.00% *	0.11%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. Each of the Floating Rate Fund, the Floating Rate High Income Fund, and the High Yield Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
266

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Dynamic Bond Fund	$ —	$ —	$ —
Emerging Markets Local Debt Fund	360,584	369,600	—
Inflation Plus Fund	189,596	194,535	—
Municipal Opportunities Fund	—	—	—
Municipal Short Duration Fund	—	—	—
Short Duration Fund	9,506,797	9,824,390	—
Strategic Income Fund	20,969,387	21,752,925	—
Sustainable Municipal Bond Fund	—	—	—
Total Return Bond Fund	2,915,190	3,031,290	—
World Bond Fund	5,334,599	5,527,521	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	95%	100%	100%	N/A	N/A	—	—	65%	—
Emerging Markets Local Debt Fund	—	—	—	100%	100%	100%	N/A	—	—
High Yield Fund	—	—	—	—	—	—	97%	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0%*
Short Duration Fund	—	—	—	—	—	—	1%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Dynamic Bond Fund	2%	2%	2%	N/A	N/A	—	—	2%	—
Emerging Markets Local Debt Fund	—	—	—	0%*	0% *	0% *	N/A	—	—
High Yield Fund	—	—	—	—	—	—	0% *	—	—
Municipal Short Duration Fund	—	—	—	N/A	N/A	N/A	N/A	N/A	0% *
Short Duration Fund	—	—	—	—	—	—	0% *	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	18%
Strategic Income Fund	5%
Total Return Bond Fund	1%
World Bond Fund	3%

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
267

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

10.	Beneficial Fund Ownership:
As of October 31, 2022, to the knowledge of a Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of a Fund.

Fund	Shareholder	Percentage of Ownership
Dynamic Bond Fund	Hartford Funds Management Company, LLC	49%
	Wellington Finance & Treasury LLC	49%
11.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Dynamic Bond Fund	$ 91,500,021	$ 63,325,348	$ 139,519,939	$ 115,781,373	$ 231,019,960	$ 179,106,721
Emerging Markets Local Debt Fund	45,939,606	52,455,913	—	—	45,939,606	52,455,913
Floating Rate Fund	1,049,671,297	1,296,789,135	—	—	1,049,671,297	1,296,789,135
Floating Rate High Income Fund	299,002,243	325,479,899	—	—	299,002,243	325,479,899
High Yield Fund	191,341,091	209,352,629	—	—	191,341,091	209,352,629
Inflation Plus Fund	63,206,657	63,751,353	247,118,382	265,912,413	310,325,039	329,663,766
Municipal Opportunities Fund	956,323,792	822,508,166	2,963,077	17,277	959,286,869	822,525,443
Municipal Short Duration Fund	28,223,992	12,328,769	—	—	28,223,992	12,328,769
Short Duration Fund	379,578,375	537,632,798	60,319,947	31,481,187	439,898,322	569,113,985
Strategic Income Fund	1,036,667,536	1,548,545,416	416,293,709	630,455,499	1,452,961,245	2,179,000,915
Sustainable Municipal Bond Fund	43,890,530	58,126,824	591,595	3,451	44,482,125	58,130,275
Total Return Bond Fund	758,193,933	985,855,923	1,202,193,843	930,763,666	1,960,387,776	1,916,619,589
World Bond Fund	2,094,055,289	2,744,700,292	62,637,768	127,029,123	2,156,693,057	2,871,729,415
12.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Dynamic Bond Fund(1)
Class A
Shares Sold	104,961	$ 1,048,347
Shares Issued for Reinvested Dividends	1,857	17,925
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	106,817	1,066,262
Class C
Shares Sold	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	1,463	14,118
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	101,463	1,014,118
Class I
Shares Sold	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	1,911	18,458
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	101,911	1,018,458
Class R5
Shares Sold	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	1,932	18,656
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	101,932	1,018,656
268

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R6
Shares Sold	100,001	$ 1,000,010
Shares Issued for Reinvested Dividends	1,973	19,051
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	101,973	1,019,051
Class Y
Shares Sold	153,610	$ 1,530,010
Shares Issued for Reinvested Dividends	2,404	23,129
Shares Redeemed	(473)	(4,480)
Net Increase (Decrease)	155,541	1,548,659
Class F
Shares Sold	4,400,001	$ 44,000,010
Shares Issued for Reinvested Dividends	86,805	838,259
Shares Redeemed	(1)	(10)
Net Increase (Decrease)	4,486,805	44,838,259
Total Net Increase (Decrease)	5,156,442	$ 51,523,463
Emerging Markets Local Debt Fund
Class A
Shares Sold	216,516	$ 1,011,783	457,896	$ 2,565,221
Shares Issued for Reinvested Dividends	34,337	165,438	23,448	132,075
Shares Redeemed	(331,771)	(1,524,749)	(563,759)	(3,170,715)
Net Increase (Decrease)	(80,918)	(347,528)	(82,415)	(473,419)
Class C
Shares Sold	2,221	$ 11,593	64,826	$ 372,614
Shares Issued for Reinvested Dividends	9,280	45,420	8,134	45,865
Shares Redeemed	(167,185)	(833,283)	(77,167)	(444,880)
Net Increase (Decrease)	(155,684)	(776,270)	(4,207)	(26,401)
Class I
Shares Sold	851,449	$ 4,263,242	1,235,312	$ 6,971,915
Shares Issued for Reinvested Dividends	69,175	332,561	60,402	338,202
Shares Redeemed	(1,538,418)	(7,515,022)	(1,188,421)	(6,664,914)
Net Increase (Decrease)	(617,794)	(2,919,219)	107,293	645,203
Class R3
Shares Issued for Reinvested Dividends	95	$ 460	59	$ 328
Net Increase (Decrease)	95	460	59	328
Class R4
Shares Issued for Reinvested Dividends	325	$ 1,593	259	$ 1,454
Shares Redeemed	(6,474)	(27,191)	—	—
Net Increase (Decrease)	(6,149)	(25,598)	259	1,454
Class R5
Shares Sold	—	$ —	119	$ 660
Shares Issued for Reinvested Dividends	121	553	151	816
Shares Redeemed	—	—	(6,762)	(37,117)
Net Increase (Decrease)	121	553	(6,492)	(35,641)
Class Y
Shares Sold	2,909,766	$ 14,313,080	844,108	$ 4,750,135
Shares Issued for Reinvested Dividends	427,464	2,009,366	268,211	1,493,075
Shares Redeemed	(3,984,211)	(16,936,825)	(2,221,204)	(12,314,119)
Net Increase (Decrease)	(646,981)	(614,379)	(1,108,885)	(6,070,909)
Class F
Shares Sold	497,603	$ 2,530,798	289,259	$ 1,629,403
Shares Issued for Reinvested Dividends	52,704	249,994	25,464	142,535
Shares Redeemed	(393,047)	(1,805,711)	(74,199)	(417,624)
Net Increase (Decrease)	157,260	975,081	240,524	1,354,314
Total Net Increase (Decrease)	(1,350,050)	$ (3,706,900)	(853,864)	$ (4,605,071)
269

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Floating Rate Fund
Class A
Shares Sold	12,733,677	$ 103,881,040	20,184,428	$ 169,213,315
Shares Issued for Reinvested Dividends	3,187,210	25,373,296	2,323,250	19,456,055
Shares Redeemed	(19,342,977)	(155,537,311)	(16,622,522)	(138,914,120)
Net Increase (Decrease)	(3,422,090)	(26,282,975)	5,885,156	49,755,250
Class C
Shares Sold	2,651,943	$ 22,020,335	1,900,322	$ 16,085,382
Shares Issued for Reinvested Dividends	348,423	2,799,168	415,801	3,509,590
Shares Redeemed	(5,596,380)	(45,554,926)	(17,772,594)	(150,204,448)
Net Increase (Decrease)	(2,596,014)	(20,735,423)	(15,456,471)	(130,609,476)
Class I
Shares Sold	75,616,897	$ 612,965,591	64,073,314	$ 535,267,879
Shares Issued for Reinvested Dividends	5,045,140	40,054,509	2,845,728	23,740,849
Shares Redeemed	(100,148,889)	(787,774,483)	(32,771,524)	(273,048,547)
Net Increase (Decrease)	(19,486,852)	(134,754,383)	34,147,518	285,960,181
Class R3
Shares Sold	121,915	$ 970,871	100,693	$ 848,718
Shares Issued for Reinvested Dividends	17,496	140,628	15,094	127,186
Shares Redeemed	(326,275)	(2,585,289)	(151,957)	(1,281,948)
Net Increase (Decrease)	(186,864)	(1,473,790)	(36,170)	(306,044)
Class R4
Shares Sold	139,949	$ 1,115,594	23,459	$ 195,696
Shares Issued for Reinvested Dividends	8,213	65,061	6,062	50,727
Shares Redeemed	(101,593)	(832,671)	(52,685)	(441,423)
Net Increase (Decrease)	46,569	347,984	(23,164)	(195,000)
Class R5
Shares Sold	40,994	$ 333,398	87,114	$ 728,833
Shares Issued for Reinvested Dividends	6,628	52,505	4,111	34,288
Shares Redeemed	(18,141)	(144,449)	(76,911)	(642,785)
Net Increase (Decrease)	29,481	241,454	14,314	120,336
Class Y
Shares Sold	6,793,058	$ 55,053,634	2,593,081	$ 21,554,503
Shares Issued for Reinvested Dividends	320,372	2,537,986	184,928	1,536,355
Shares Redeemed	(6,867,654)	(54,528,779)	(2,160,853)	(17,873,905)
Net Increase (Decrease)	245,776	3,062,841	617,156	5,216,953
Class F
Shares Sold	13,689,031	$ 111,482,591	8,757,258	$ 73,038,851
Shares Issued for Reinvested Dividends	486,507	3,836,286	205,524	1,711,664
Shares Redeemed	(11,570,209)	(91,136,182)	(3,226,515)	(26,801,617)
Net Increase (Decrease)	2,605,329	24,182,695	5,736,267	47,948,898
Total Net Increase (Decrease)	(22,764,665)	$ (155,411,597)	30,884,606	$ 257,891,098
Floating Rate High Income Fund
Class A
Shares Sold	2,790,437	$ 26,190,876	2,854,044	$ 27,586,915
Shares Issued for Reinvested Dividends	374,948	3,412,779	232,717	2,245,141
Shares Redeemed	(2,566,238)	(23,551,770)	(1,599,460)	(15,420,568)
Net Increase (Decrease)	599,147	6,051,885	1,487,301	14,411,488
Class C
Shares Sold	491,944	$ 4,729,800	270,564	$ 2,640,690
Shares Issued for Reinvested Dividends	76,701	705,480	78,448	762,515
Shares Redeemed	(1,247,678)	(11,627,867)	(1,857,875)	(18,077,095)
Net Increase (Decrease)	(679,033)	(6,192,587)	(1,508,863)	(14,673,890)
Class I
Shares Sold	19,596,455	$ 183,296,943	18,674,472	$ 179,213,709
Shares Issued for Reinvested Dividends	1,439,253	13,056,004	818,649	7,859,066
Shares Redeemed	(21,984,685)	(200,584,558)	(11,952,075)	(114,622,911)
Net Increase (Decrease)	(948,977)	(4,231,611)	7,541,046	72,449,864
270

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	356	$ 3,299	12,267	$ 118,999
Shares Issued for Reinvested Dividends	378	3,499	283	2,738
Shares Redeemed	(14,765)	(135,492)	(9,873)	(95,730)
Net Increase (Decrease)	(14,031)	(128,694)	2,677	26,007
Class R4
Shares Sold	5,263	$ 49,169	3,875	$ 37,404
Shares Issued for Reinvested Dividends	684	6,200	355	3,416
Shares Redeemed	(558)	(5,175)	(590)	(5,597)
Net Increase (Decrease)	5,389	50,194	3,640	35,223
Class R5
Shares Sold	140,937	$ 1,322,604	329,970	$ 3,156,427
Shares Issued for Reinvested Dividends	64,295	583,755	42,482	407,750
Shares Redeemed	(216,326)	(1,925,409)	(197,294)	(1,883,524)
Net Increase (Decrease)	(11,094)	(19,050)	175,158	1,680,653
Class Y
Shares Sold	1,699,608	$ 16,036,593	1,274,252	$ 12,253,988
Shares Issued for Reinvested Dividends	86,043	782,857	37,434	359,644
Shares Redeemed	(1,571,871)	(14,454,857)	(748,043)	(7,199,195)
Net Increase (Decrease)	213,780	2,364,593	563,643	5,414,437
Class F
Shares Sold	2,653,475	$ 24,853,140	1,907,549	$ 18,390,277
Shares Issued for Reinvested Dividends	185,593	1,679,134	71,148	684,802
Shares Redeemed	(1,692,305)	(15,364,936)	(531,784)	(5,090,177)
Net Increase (Decrease)	1,146,763	11,167,338	1,446,913	13,984,902
Total Net Increase (Decrease)	311,944	$ 9,062,068	9,711,515	$ 93,328,684
High Yield Fund
Class A
Shares Sold	7,278,506	$ 51,629,405	9,211,240	$ 70,465,233
Shares Issued for Reinvested Dividends	1,522,680	10,531,847	1,323,309	10,121,722
Shares Redeemed	(10,098,518)	(70,914,548)	(5,714,699)	(43,688,747)
Net Increase (Decrease)	(1,297,332)	(8,753,296)	4,819,850	36,898,208
Class C
Shares Sold	149,554	$ 1,099,150	772,108	$ 5,882,862
Shares Issued for Reinvested Dividends	69,887	483,260	92,034	701,430
Shares Redeemed	(752,880)	(5,223,497)	(2,128,324)	(16,226,483)
Net Increase (Decrease)	(533,439)	(3,641,087)	(1,264,182)	(9,642,191)
Class I
Shares Sold	5,547,073	$ 40,842,837	3,814,373	$ 29,323,042
Shares Issued for Reinvested Dividends	186,594	1,316,487	166,912	1,279,229
Shares Redeemed	(9,196,200)	(66,487,819)	(672,285)	(5,148,723)
Net Increase (Decrease)	(3,462,533)	(24,328,495)	3,309,000	25,453,548
Class R3
Shares Sold	51,601	$ 363,649	105,819	$ 811,238
Shares Issued for Reinvested Dividends	10,239	70,739	7,431	56,835
Shares Redeemed	(65,810)	(454,477)	(107,719)	(821,694)
Net Increase (Decrease)	(3,970)	(20,089)	5,531	46,379
Class R4
Shares Sold	16,320	$ 114,448	29,988	$ 230,237
Shares Issued for Reinvested Dividends	5,428	37,609	5,347	40,971
Shares Redeemed	(22,794)	(162,912)	(37,389)	(287,613)
Net Increase (Decrease)	(1,046)	(10,855)	(2,054)	(16,405)
Class R5
Shares Sold	12,421	$ 91,059	29,449	$ 224,854
Shares Issued for Reinvested Dividends	4,323	29,915	3,675	28,004
Shares Redeemed	(22,726)	(163,687)	(20,564)	(156,615)
Net Increase (Decrease)	(5,982)	(42,713)	12,560	96,243
271

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R6(2)
Shares Sold	40	$ 298	1,322	$ 10,001
Shares Issued for Reinvested Dividends	69	474	36	275
Net Increase (Decrease)	109	772	1,358	10,276
Class Y
Shares Sold	100,700	$ 684,138	48,050	$ 364,072
Shares Issued for Reinvested Dividends	6,529	44,635	5,391	40,799
Shares Redeemed	(75,955)	(516,521)	(42,465)	(322,300)
Net Increase (Decrease)	31,274	212,252	10,976	82,571
Class F
Shares Sold	4,467,656	$ 31,269,142	6,143,690	$ 46,889,267
Shares Issued for Reinvested Dividends	737,281	5,104,579	545,461	4,168,432
Shares Redeemed	(4,119,017)	(28,442,625)	(2,011,489)	(15,354,838)
Net Increase (Decrease)	1,085,920	7,931,096	4,677,662	35,702,861
Total Net Increase (Decrease)	(4,186,999)	$ (28,652,415)	11,570,701	$ 88,631,490
Inflation Plus Fund
Class A
Shares Sold	3,046,763	$ 33,280,486	4,267,374	$ 48,561,390
Shares Issued for Reinvested Dividends	1,483,965	16,054,609	367,548	4,150,990
Shares Redeemed	(4,162,089)	(44,186,018)	(2,683,474)	(30,454,466)
Net Increase (Decrease)	368,639	5,149,077	1,951,448	22,257,914
Class C
Shares Sold	480,851	$ 4,983,645	1,457,134	$ 15,958,259
Shares Issued for Reinvested Dividends	148,431	1,551,550	21,912	240,360
Shares Redeemed	(654,608)	(6,708,873)	(1,331,823)	(14,545,308)
Net Increase (Decrease)	(25,326)	(173,678)	147,223	1,653,311
Class I
Shares Sold	5,013,480	$ 55,609,813	2,845,813	$ 33,146,327
Shares Issued for Reinvested Dividends	462,067	5,097,552	99,976	1,151,612
Shares Redeemed	(3,907,803)	(42,350,873)	(2,888,281)	(33,385,260)
Net Increase (Decrease)	1,567,744	18,356,492	57,508	912,679
Class R3
Shares Sold	898,531	$ 9,437,052	668,119	$ 7,426,224
Shares Issued for Reinvested Dividends	206,695	2,190,975	56,332	623,832
Shares Redeemed	(1,066,235)	(11,328,692)	(1,098,765)	(12,215,259)
Net Increase (Decrease)	38,991	299,335	(374,314)	(4,165,203)
Class R4
Shares Sold	172,768	$ 1,896,970	126,075	$ 1,442,615
Shares Issued for Reinvested Dividends	28,152	305,047	8,816	99,550
Shares Redeemed	(177,881)	(1,953,442)	(272,025)	(3,082,148)
Net Increase (Decrease)	23,039	248,575	(137,134)	(1,539,983)
Class R5
Shares Sold	86,319	$ 954,286	174,654	$ 2,031,951
Shares Issued for Reinvested Dividends	13,764	151,014	3,394	38,900
Shares Redeemed	(54,171)	(597,095)	(170,408)	(1,985,922)
Net Increase (Decrease)	45,912	508,205	7,640	84,929
Class Y
Shares Sold	444,810	$ 5,127,829	350,993	$ 4,098,257
Shares Issued for Reinvested Dividends	204,898	2,274,574	59,997	692,032
Shares Redeemed	(1,534,338)	(16,491,337)	(251,898)	(2,924,349)
Net Increase (Decrease)	(884,630)	(9,088,934)	159,092	1,865,940
Class F
Shares Sold	9,897,110	$ 109,645,314	6,699,447	$ 77,877,087
Shares Issued for Reinvested Dividends	1,242,088	13,739,422	385,379	4,427,657
Shares Redeemed	(11,030,054)	(120,299,884)	(7,151,979)	(81,822,185)
Net Increase (Decrease)	109,144	3,084,852	(67,153)	482,559
Total Net Increase (Decrease)	1,243,513	$ 18,383,924	1,744,310	$ 21,552,146
272

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Municipal Opportunities Fund
Class A
Shares Sold	9,786,973	$ 83,213,956	10,315,060	$ 94,029,978
Shares Issued for Reinvested Dividends	898,452	7,543,921	821,396	7,479,752
Shares Redeemed	(17,688,174)	(148,897,395)	(6,341,004)	(57,788,316)
Net Increase (Decrease)	(7,002,749)	(58,139,518)	4,795,452	43,721,414
Class C
Shares Sold	495,113	$ 4,232,891	1,046,421	$ 9,532,922
Shares Issued for Reinvested Dividends	45,394	380,223	49,127	447,431
Shares Redeemed	(2,018,973)	(17,078,700)	(2,317,969)	(21,145,391)
Net Increase (Decrease)	(1,478,466)	(12,465,586)	(1,222,421)	(11,165,038)
Class I
Shares Sold	107,925,617	$ 929,360,188	39,075,110	$ 356,010,648
Shares Issued for Reinvested Dividends	2,228,912	18,726,952	1,416,474	12,907,017
Shares Redeemed	(92,859,462)	(774,722,390)	(21,822,694)	(198,850,063)
Net Increase (Decrease)	17,295,067	173,364,750	18,668,890	170,067,602
Class Y
Shares Sold	56,809	$ 483,290	72,852	$ 667,079
Shares Issued for Reinvested Dividends	30,105	252,899	29,840	271,451
Shares Redeemed	(272,698)	(2,298,302)	(150,426)	(1,368,437)
Net Increase (Decrease)	(185,784)	(1,562,113)	(47,734)	(429,907)
Class F
Shares Sold	21,145,049	$ 179,067,155	14,055,180	$ 127,978,915
Shares Issued for Reinvested Dividends	827,322	6,937,495	619,714	5,638,139
Shares Redeemed	(21,698,403)	(180,859,161)	(3,802,494)	(34,599,476)
Net Increase (Decrease)	273,968	5,145,489	10,872,400	99,017,578
Total Net Increase (Decrease)	8,902,036	$ 106,343,022	33,066,587	$ 301,211,649
Municipal Short Duration Fund
Class A
Shares Sold	2,549,777	$ 25,158,113	772,030	$ 7,911,677
Shares Issued for Reinvested Dividends	25,276	247,231	23,554	241,180
Shares Redeemed	(1,364,217)	(13,462,525)	(476,567)	(4,881,571)
Net Increase (Decrease)	1,210,836	11,942,819	319,017	3,271,286
Class C
Shares Sold	60,673	$ 599,749	28,349	$ 290,561
Shares Issued for Reinvested Dividends	174	1,696	637	6,519
Shares Redeemed	(96,707)	(955,554)	(38,489)	(394,011)
Net Increase (Decrease)	(35,860)	(354,109)	(9,503)	(96,931)
Class I
Shares Sold	1,686,015	$ 16,869,994	648,580	$ 6,634,474
Shares Issued for Reinvested Dividends	11,070	108,657	6,761	69,103
Shares Redeemed	(1,797,406)	(17,513,908)	(226,117)	(2,314,122)
Net Increase (Decrease)	(100,321)	(535,257)	429,224	4,389,455
Class F
Shares Sold	945,021	$ 9,271,461	333,658	$ 3,418,208
Shares Issued for Reinvested Dividends	9,148	89,321	5,024	51,426
Shares Redeemed	(471,229)	(4,591,546)	(56,197)	(575,970)
Net Increase (Decrease)	482,940	4,769,236	282,485	2,893,664
Total Net Increase (Decrease)	1,557,595	$ 15,822,689	1,021,223	$ 10,457,474
Short Duration Fund
Class A
Shares Sold	38,519,004	$ 370,461,903	43,741,511	$ 440,448,337
Shares Issued for Reinvested Dividends	1,592,071	15,135,053	1,319,453	13,284,320
Shares Redeemed	(41,210,789)	(395,791,032)	(37,388,717)	(376,539,631)
Net Increase (Decrease)	(1,099,714)	(10,194,076)	7,672,247	77,193,026
273

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,805,232	$ 27,210,013	2,780,029	$ 27,999,710
Shares Issued for Reinvested Dividends	64,091	607,388	62,203	626,563
Shares Redeemed	(4,135,376)	(39,726,922)	(4,996,698)	(50,315,297)
Net Increase (Decrease)	(1,266,053)	(11,909,521)	(2,154,466)	(21,689,024)
Class I
Shares Sold	23,436,978	$ 226,153,669	51,681,169	$ 518,814,313
Shares Issued for Reinvested Dividends	984,203	9,396,467	910,548	9,136,895
Shares Redeemed	(53,872,187)	(517,050,539)	(26,078,348)	(261,778,917)
Net Increase (Decrease)	(29,451,006)	(281,500,403)	26,513,369	266,172,291
Class R3
Shares Sold	43,907	$ 413,451	58,651	$ 590,044
Shares Issued for Reinvested Dividends	2,098	19,880	2,339	23,516
Shares Redeemed	(84,969)	(814,886)	(139,320)	(1,401,932)
Net Increase (Decrease)	(38,964)	(381,555)	(78,330)	(788,372)
Class R4
Shares Sold	115,921	$ 1,102,486	9,647	$ 96,960
Shares Issued for Reinvested Dividends	9,114	86,319	7,323	73,618
Shares Redeemed	(21,255)	(204,696)	(53,374)	(536,328)
Net Increase (Decrease)	103,780	984,109	(36,404)	(365,750)
Class R5
Shares Sold	103,530	$ 987,790	41,379	$ 415,342
Shares Issued for Reinvested Dividends	3,857	36,401	3,151	31,584
Shares Redeemed	(45,710)	(429,126)	(103,923)	(1,042,384)
Net Increase (Decrease)	61,677	595,065	(59,393)	(595,458)
Class R6
Shares Sold	24,604	$ 238,206	210,310	$ 2,109,037
Shares Issued for Reinvested Dividends	4,834	45,690	2,932	29,249
Shares Redeemed	(23,548)	(225,364)	(10,763)	(107,394)
Net Increase (Decrease)	5,890	58,532	202,479	2,030,892
Class Y
Shares Sold	579,829	$ 5,464,833	742,042	$ 7,436,923
Shares Issued for Reinvested Dividends	17,586	166,520	16,550	165,554
Shares Redeemed	(660,052)	(6,260,843)	(563,950)	(5,637,674)
Net Increase (Decrease)	(62,637)	(629,490)	194,642	1,964,803
Class F
Shares Sold	41,132,614	$ 392,290,113	25,375,037	$ 254,318,427
Shares Issued for Reinvested Dividends	1,315,818	12,437,395	665,611	6,671,571
Shares Redeemed	(19,469,870)	(184,059,661)	(8,351,073)	(83,723,919)
Net Increase (Decrease)	22,978,562	220,667,847	17,689,575	177,266,079
Total Net Increase (Decrease)	(8,768,465)	$ (82,309,492)	49,943,719	$ 501,188,487
Strategic Income Fund
Class A
Shares Sold	5,611,583	$ 47,544,145	21,611,349	$ 200,787,943
Shares Issued for Reinvested Dividends	2,066,731	17,086,210	1,426,879	13,237,420
Shares Redeemed	(15,890,603)	(131,278,266)	(9,312,754)	(86,337,130)
Net Increase (Decrease)	(8,212,289)	(66,647,911)	13,725,474	127,688,233
Class C
Shares Sold	1,152,286	$ 9,951,656	4,935,359	$ 46,192,486
Shares Issued for Reinvested Dividends	387,469	3,251,367	265,511	2,484,171
Shares Redeemed	(3,915,263)	(32,098,929)	(3,079,574)	(28,759,095)
Net Increase (Decrease)	(2,375,508)	(18,895,906)	2,121,296	19,917,562
Class I
Shares Sold	93,922,450	$ 786,631,120	186,113,585	$ 1,732,669,528
Shares Issued for Reinvested Dividends	10,684,729	89,047,457	6,309,325	58,680,821
Shares Redeemed	(174,819,359)	(1,417,966,008)	(73,046,767)	(678,854,755)
Net Increase (Decrease)	(70,212,180)	(542,287,431)	119,376,143	1,112,495,594
274

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	170,394	$ 1,392,236	324,094	$ 2,997,167
Shares Issued for Reinvested Dividends	18,994	155,130	8,229	76,238
Shares Redeemed	(82,123)	(681,150)	(150,155)	(1,396,134)
Net Increase (Decrease)	107,265	866,216	182,168	1,677,271
Class R4
Shares Sold	86,107	$ 712,290	1,070,834	$ 9,909,554
Shares Issued for Reinvested Dividends	71,242	588,214	29,891	276,821
Shares Redeemed	(412,026)	(3,311,990)	(97,082)	(901,561)
Net Increase (Decrease)	(254,677)	(2,011,486)	1,003,643	9,284,814
Class R5
Shares Sold	1,702,526	$ 13,962,718	5,161,245	$ 47,935,127
Shares Issued for Reinvested Dividends	285,468	2,348,427	153,409	1,419,428
Shares Redeemed	(2,939,341)	(23,074,085)	(1,901,630)	(17,650,166)
Net Increase (Decrease)	(951,347)	(6,762,940)	3,413,024	31,704,389
Class R6
Shares Sold	20,906,650	$ 174,399,792	18,386,599	$ 170,670,634
Shares Issued for Reinvested Dividends	1,459,105	11,776,592	267,829	2,475,775
Shares Redeemed	(8,144,147)	(65,750,919)	(2,224,924)	(20,580,644)
Net Increase (Decrease)	14,221,608	120,425,465	16,429,504	152,565,765
Class Y
Shares Sold	5,806,730	$ 48,425,055	18,666,089	$ 172,834,492
Shares Issued for Reinvested Dividends	1,022,928	8,528,833	641,022	5,924,383
Shares Redeemed	(18,372,291)	(145,791,147)	(7,682,585)	(70,860,509)
Net Increase (Decrease)	(11,542,633)	(88,837,259)	11,624,526	107,898,366
Class F
Shares Sold	13,700,877	$ 115,602,637	23,749,838	$ 220,995,101
Shares Issued for Reinvested Dividends	1,962,874	16,226,444	1,491,887	13,871,460
Shares Redeemed	(24,606,340)	(202,905,859)	(15,824,966)	(146,831,804)
Net Increase (Decrease)	(8,942,589)	(71,076,778)	9,416,759	88,034,757
Total Net Increase (Decrease)	(88,162,350)	$ (675,228,030)	177,292,537	$ 1,651,266,751
Sustainable Municipal Bond Fund
Class A
Shares Sold	817,151	$ 8,489,393	1,038,275	$ 11,501,133
Shares Issued for Reinvested Dividends	82,005	847,131	52,290	579,257
Shares Redeemed	(1,681,581)	(16,875,971)	(578,524)	(6,403,924)
Net Increase (Decrease)	(782,425)	(7,539,447)	512,041	5,676,466
Class C
Shares Sold	21,284	$ 231,764	89,333	$ 988,285
Shares Issued for Reinvested Dividends	5,232	54,498	2,742	30,346
Shares Redeemed	(164,598)	(1,682,683)	(83,549)	(926,027)
Net Increase (Decrease)	(138,082)	(1,396,421)	8,526	92,604
Class I
Shares Sold	5,677,653	$ 56,899,167	2,649,639	$ 29,356,756
Shares Issued for Reinvested Dividends	132,617	1,348,739	54,058	597,267
Shares Redeemed	(5,727,248)	(57,194,740)	(512,529)	(5,662,535)
Net Increase (Decrease)	83,022	1,053,166	2,191,168	24,291,488
Class F
Shares Sold	1,349,164	$ 13,828,745	1,506,806	$ 16,668,418
Shares Issued for Reinvested Dividends	61,994	637,277	32,048	354,239
Shares Redeemed	(1,856,009)	(18,624,641)	(279,172)	(3,083,908)
Net Increase (Decrease)	(444,851)	(4,158,619)	1,259,682	13,938,749
Total Net Increase (Decrease)	(1,282,336)	$ (12,041,321)	3,971,417	$ 43,999,307
275

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Total Return Bond Fund
Class A
Shares Sold	12,325,931	$ 121,194,828	20,613,425	$ 227,547,696
Shares Issued for Reinvested Dividends	4,709,915	47,451,571	2,886,135	31,930,027
Shares Redeemed	(22,675,408)	(220,798,376)	(15,294,992)	(168,418,987)
Net Increase (Decrease)	(5,639,562)	(52,151,977)	8,204,568	91,058,736
Class C
Shares Sold	65,771	$ 648,379	125,459	$ 1,408,851
Shares Issued for Reinvested Dividends	38,840	401,487	40,769	458,303
Shares Redeemed	(565,059)	(5,576,691)	(1,646,762)	(18,235,828)
Net Increase (Decrease)	(460,448)	(4,526,825)	(1,480,534)	(16,368,674)
Class I
Shares Sold	34,230,730	$ 333,586,943	23,065,926	$ 254,537,428
Shares Issued for Reinvested Dividends	1,292,863	12,770,039	792,424	8,734,672
Shares Redeemed	(28,640,479)	(276,872,267)	(23,478,054)	(257,215,051)
Net Increase (Decrease)	6,883,114	69,484,715	380,296	6,057,049
Class R3
Shares Sold	37,031	$ 380,501	91,409	$ 1,043,059
Shares Issued for Reinvested Dividends	15,073	156,649	9,621	109,580
Shares Redeemed	(85,168)	(850,447)	(137,749)	(1,570,585)
Net Increase (Decrease)	(33,064)	(313,297)	(36,719)	(417,946)
Class R4
Shares Sold	433,892	$ 4,457,432	526,077	$ 5,961,648
Shares Issued for Reinvested Dividends	55,851	570,479	34,664	390,822
Shares Redeemed	(506,074)	(4,941,731)	(428,368)	(4,829,537)
Net Increase (Decrease)	(16,331)	86,180	132,373	1,522,933
Class R5
Shares Sold	67,296	$ 698,393	116,923	$ 1,302,795
Shares Issued for Reinvested Dividends	9,423	96,664	6,254	70,111
Shares Redeemed	(109,237)	(1,110,650)	(144,702)	(1,624,422)
Net Increase (Decrease)	(32,518)	(315,593)	(21,525)	(251,516)
Class R6
Shares Sold	7,848,104	$ 78,340,086	16,030,448	$ 178,285,324
Shares Issued for Reinvested Dividends	925,086	9,319,271	369,410	4,083,124
Shares Redeemed	(6,100,636)	(59,557,045)	(3,488,529)	(38,462,160)
Net Increase (Decrease)	2,672,554	28,102,312	12,911,329	143,906,288
Class Y
Shares Sold	13,517,406	$ 137,576,954	12,616,432	$ 141,220,192
Shares Issued for Reinvested Dividends	1,821,908	18,309,329	1,058,709	11,793,835
Shares Redeemed	(8,100,519)	(82,316,716)	(12,528,486)	(140,027,793)
Net Increase (Decrease)	7,238,795	73,569,567	1,146,655	12,986,234
Class F
Shares Sold	31,719,030	$ 306,498,968	49,398,947	$ 538,969,023
Shares Issued for Reinvested Dividends	5,007,950	49,918,523	2,857,485	31,290,363
Shares Redeemed	(34,311,266)	(328,047,581)	(26,467,617)	(287,175,445)
Net Increase (Decrease)	2,415,714	28,369,910	25,788,815	283,083,941
Total Net Increase (Decrease)	13,028,254	$ 142,304,992	47,025,258	$ 521,577,045
World Bond Fund
Class A
Shares Sold	4,739,301	$ 47,432,202	8,513,912	$ 90,142,866
Shares Issued for Reinvested Dividends	377,246	3,888,124	279,709	2,956,330
Shares Redeemed	(9,588,167)	(96,307,560)	(13,997,130)	(148,236,262)
Net Increase (Decrease)	(4,471,620)	(44,987,234)	(5,203,509)	(55,137,066)
Class C
Shares Sold	210,902	$ 2,043,617	312,916	$ 3,236,579
Shares Issued for Reinvested Dividends	28,922	291,691	11,650	120,581
Shares Redeemed	(1,737,861)	(16,951,642)	(2,826,792)	(29,225,428)
Net Increase (Decrease)	(1,498,037)	(14,616,334)	(2,502,226)	(25,868,268)
276

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares Sold	59,275,529	$ 599,243,794	59,331,742	$ 633,620,407
Shares Issued for Reinvested Dividends	1,889,791	19,635,504	1,754,865	18,693,876
Shares Redeemed	(105,986,945)	(1,076,528,805)	(79,906,986)	(852,961,122)
Net Increase (Decrease)	(44,821,625)	(457,649,507)	(18,820,379)	(200,646,839)
Class R3
Shares Sold	60,506	$ 599,335	17,002	$ 178,617
Shares Issued for Reinvested Dividends	1,014	10,381	547	5,738
Shares Redeemed	(47,550)	(463,759)	(55,582)	(583,418)
Net Increase (Decrease)	13,970	145,957	(38,033)	(399,063)
Class R4
Shares Sold	35,857	$ 364,012	546,957	$ 5,787,608
Shares Issued for Reinvested Dividends	2,077	21,450	11,364	120,174
Shares Redeemed	(252,281)	(2,601,050)	(1,950,796)	(20,588,967)
Net Increase (Decrease)	(214,347)	(2,215,588)	(1,392,475)	(14,681,185)
Class R5
Shares Sold	161,584	$ 1,640,997	325,631	$ 3,478,070
Shares Issued for Reinvested Dividends	10,443	108,446	8,130	86,626
Shares Redeemed	(216,945)	(2,180,245)	(285,640)	(3,048,914)
Net Increase (Decrease)	(44,918)	(430,802)	48,121	515,782
Class R6
Shares Sold	2,861,044	$ 29,005,616	4,045,683	$ 43,376,011
Shares Issued for Reinvested Dividends	153,624	1,601,231	130,007	1,390,466
Shares Redeemed	(3,360,819)	(34,364,396)	(2,892,880)	(31,028,566)
Net Increase (Decrease)	(346,151)	(3,757,549)	1,282,810	13,737,911
Class Y
Shares Sold	7,649,855	$ 78,007,257	13,791,314	$ 147,739,299
Shares Issued for Reinvested Dividends	328,694	3,423,770	329,316	3,519,884
Shares Redeemed	(15,008,901)	(152,700,354)	(20,642,223)	(221,281,303)
Net Increase (Decrease)	(7,030,352)	(71,269,327)	(6,521,593)	(70,022,120)
Class F
Shares Sold	26,336,426	$ 267,378,768	40,147,261	$ 429,375,901
Shares Issued for Reinvested Dividends	1,902,231	19,776,813	1,579,053	16,844,881
Shares Redeemed	(48,182,643)	(487,189,416)	(36,122,937)	(386,131,740)
Net Increase (Decrease)	(19,943,986)	(200,033,835)	5,603,377	60,089,042
Total Net Increase (Decrease)	(78,357,066)	$ (794,814,219)	(27,543,907)	$ (292,411,806)

(1)	Dynamic Bond Fund commenced operations on June 7, 2022.
(2)	Class R6 of the High Yield Fund commenced operations on March 1, 2021.
13.	Line of Credit:
Each Fund, except Dynamic Bond Fund, participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund, except Dynamic Bond Fund, may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) that participate in the committed line of credit may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2021 through March 3, 2022, the Funds (together with certain other Hartford Funds) that participated in the committed line of credit had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2022, none of the Funds had borrowings under this facility.
277

Hartford Fixed Income Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

14.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
278

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of Hartford Dynamic Bond Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (thirteen of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2022, and the related statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations and the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund Name
Hartford Dynamic Bond Fund(2)
The Hartford Emerging Markets Local Debt Fund(1)
The Hartford Floating Rate Fund(1)
The Hartford Floating Rate High Income Fund(1)
The Hartford High Yield Fund(1)
The Hartford Inflation Plus Fund(1)
The Hartford Municipal Opportunities Fund(1)
Hartford Municipal Short Duration Fund(1)
The Hartford Short Duration Fund(1)
The Hartford Strategic Income Fund (1)
Hartford Sustainable Municipal Bond Fund(1)
The Hartford Total Return Bond Fund(1)
The Hartford World Bond Fund(1)

(1)	Statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022 and financial highlights for each of the periods therein ended on or subsequent to October 31, 2020.
(2)	Statement of operations, statement of changes in net assets and financial highlights for the period June 7, 2022 (commencement of operations) through October 31, 2022.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by
279

Report of Independent Registered Public Accounting Firm
management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
280

Hartford Fixed Income Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
281

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Since 2016	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
282

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
283

Hartford Fixed Income Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
284

Hartford Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
285

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Approval of Investment Management and Investment Sub-Advisory Agreements for the following Funds:
The Hartford Mutual Funds, Inc.
The Hartford Emerging Markets Local Debt Fund
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford Municipal Opportunities Fund
Hartford Municipal Short Duration Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
Hartford Sustainable Municipal Bond Fund
The Hartford Total Return Bond Fund
The Hartford World Bond Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Short Duration Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, Hartford Sustainable Municipal Bond Fund, The Hartford Total Return Bond Fund and The Hartford World Bond Fund, and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); (ii) the continuation of a separate investment management agreement by and between HFMC and HMF, on behalf of each of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund (the “2013 Investment Management Agreement” and together with the Management Agreement, the “Management Agreements”); and (iii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to each Fund.
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreements.
286

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize, the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
287

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
288

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by HFMC to other Hartford funds that are exchange-traded funds (“ETFs”) with investment strategies similar to those of The Hartford Municipal Opportunities Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund. The Board reviewed information about structural, operational and other differences between the ETFs and the Funds, including differences in the services provided to each type of product and differences in the marketplace in which each type of product must compete. The Board also received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing
289

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, Hartford Municipal Short Duration Fund, and Hartford Sustainable Municipal Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available industry data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
The Hartford Emerging Markets Local Debt Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board also noted recent changes to the Fund’s portfolio management team.
290

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses were in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.18% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Floating Rate Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% through February 28, 2023.
The Hartford Floating Rate High Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group and its total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.05% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford High Yield Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board also noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 1st quintile of its expense group, while its total expenses were in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.95% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Inflation Plus Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. The Board also noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee and its total expenses were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction implemented in 2022. The Board also noted that Class A shares of the Fund have a contractual expense cap of 1.00% through February 28, 2023.
The Hartford Municipal Opportunities Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses were in the 2nd quintile.
Hartford Municipal Short Duration Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods.
291

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 1st quintile and its total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Short Duration Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses were in the 4th quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% through February 28, 2023.
The Hartford Strategic Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and its total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.
Hartford Sustainable Municipal Bond Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-year period, the 4th quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee, actual management fee and its total expenses were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.69% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Total Return Bond Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 1st quintile of its expense group, while its actual management fee was in the 3rd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.00% through February 28, 2023.
The Hartford World Bond Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 5th quintile for the 3-year period, and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3-, and 5-year periods.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group and its total expenses were in the 4th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a management fee reduction implemented in November 2021.
* * * *
Based upon its review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
292

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Approval of Investment Management and Investment Sub-Advisory Agreements for Hartford Dynamic Bond Fund
The Hartford Mutual Funds, Inc.
Hartford Dynamic Bond Fund
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on May 10-11, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) an amendment to the investment management agreement (the “Management Agreement”) by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF II and The Hartford Mutual Funds, Inc., with respect to the Hartford Dynamic Bond Fund (the “Fund”); and (ii) an amendment to the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) by and between HFMC and the Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser” and together with HFMC, the “Advisers”), with respect to the Fund.
Prior to approving the Agreements, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board and its Investment Committee considered the materials and presentations from representatives of the Advisers received at meetings held on February 9-10, 2022 and May 10-11, 2022 regarding the Fund and its investment strategy. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meeting on May 10-11, 2022 concerning the Agreements.
In determining whether to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Fund and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel in executive session to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.
Nature, Extent and Quality of Services to be Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services to be provided by the Advisers. The Board considered each Adviser’s organizational structure, systems and personnel. The Board also considered each Adviser’s reputation and overall financial strength, and the Board’s past experience with each Adviser with respect to the services each Adviser provides to other funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Hartford funds.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC would be responsible for the management of the Fund, including oversight of fund operations and service providers. The Board also noted that HFMC would provide investment advisory services to the Fund as well as administrative advisory services in connection with selecting, monitoring and supervising the Fund’s Sub-adviser, and that HFMC had recommended to the Board that the Sub-adviser be appointed as the sub-adviser to the Fund. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board considered the proposed services to be provided by HFMC and, in its consideration of these services, the Board noted HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Hartford fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered that HFMC would oversee the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HFMC would oversee the Fund’s compliance with its investment objective and policies as well as with applicable
293

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

laws and regulations. Moreover, the Board considered that HFMC would oversee potential conflicts of interest between the Fund’s investments and those of other funds or accounts, if any, managed by the Fund’s portfolio management personnel. In addition, the Board considered that HFMC or its affiliates would be responsible for providing the Fund’s officers.
With respect to the Sub-adviser, which would provide certain day-to-day portfolio management services for the Fund, subject to oversight by HFMC, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, including with respect to sustainable and environmental, social and/or governance (ESG) investing. The Board considered the experience of the Fund’s proposed portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services to be provided to the Fund.
The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from the Hartford funds’ Chief Compliance Officer that the written compliance policies and procedures of each of HFMC and the Sub-adviser are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HFMC’s representation that it did not anticipate making any material changes to HFMC’s and the Hartford funds’ compliance program as a result of the addition of the Fund.
The Board considered the benefits to the Fund’s future shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in the Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders.
In considering the foregoing information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HFMC and the Sub-advisers. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HFMC and the Sub-advisers.
Performance of the Fund and the Advisers
The Board considered the investment performance of the Sub-adviser and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio manager, back-tested and model performance of the Fund’s strategy showing the portfolio management team’s expected capabilities, and the performance of the Sub-adviser’s Credit Total Return composite, which is expected to have a substantially similar investment strategy to the Fund. The Board also considered information comparing the back-tested and model performance data to the Fund’s proposed benchmark and an appropriate universe of peer funds. HFMC also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.
Based on these considerations, the Board concluded that it was satisfied that HFMC and the Sub-adviser have the capability of providing satisfactory investment performance for the Fund.
Costs of the Services and Profitability of the Advisers
In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HFMC’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HFMC from the investment management and related services to be provided to the Fund. In evaluating HFMC’s estimated profitability, the Board also considered HFMC’s representation that the level of estimated profitability of the Fund, taking into consideration the revenue and expenses of the Fund, was fair and reasonable based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability to HFMC of managing the Fund would depend on the growth of the Fund’s assets under management. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees would be paid by HFMC and not the Fund. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
294

Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.
Comparison of Fees and Services to be Provided by the Advisers
The Board considered comparative information with respect to the services to be rendered to and the management fees to be paid by the Fund to HFMC and the estimated total expense ratios of the Fund. The Board also considered the proposed sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to the Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the proposed management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and the amount of the management fee to be retained by HFMC, and estimated total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed contractual management fees, actual management fees and estimated total expense ratios relative to an appropriate group of funds (the “Peer Group”) selected from the relevant peer universe identified by Broadridge Financial Solutions, Inc., an independent provider of investment company data. As part of this review, the Board considered the composition of the Peer Group and the methodology used to select the Peer Group, which included input from an independent financial services consultant engaged by the Independent Directors to assist them in evaluating the Fund’s proposed management fees and estimated total expense ratios. The Board considered the inherent limitations of such comparisons in light of uncertainty as to how the fees of other funds in the Peer Group are set and potentially material differences between the Fund and the Peer Group. The Board also considered that HFMC had contractually agreed to limit the expenses (exclusive of certain specified expenses) for the Fund’s Class A shares to 1.10%, Class C shares to 1.90%, Class I shares to 0.80%, Class R5 shares to 0.75%, Class R6 shares to 0.65%, Class Y shares to 0.75% and Class F shares to 0.65% through February 29, 2024, unless the Board approves its earlier termination.
In considering the reasonableness of the Fund’s proposed management and sub-advisory fees and estimated total expense ratios, the Board considered that the Fund’s proposed contractual management fee was below the average and median of its Peer Group for all asset levels. The Board further considered that the Fund’s proposed contractual management fees fell within the 2nd quintile of its Peer Group. The Board also considered that the Fund’s estimated total expense ratio for Class A shares was within the 3rd quintile of its Peer Group.
Based on these considerations, the Board concluded that the Fund’s proposed fees and estimated total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as the Fund grows and whether the Fund’s corresponding fee levels reflect these economies of scale for the benefit of the Fund’s future shareholders. The Board reviewed the breakpoint in the proposed management fee schedule for the Fund, which would reduce the fee rate if and when Fund assets grow over time to more than $1 billion. The Board considered HFMC’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the highest breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board also considered that HFMC has been active in managing expenses for the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. In addition, the Board considered that initially setting competitive fee rates and pricing the Fund to scale at inception are other means of sharing potential economies of scale with shareholders.
The Board reviewed and evaluated materials from HFMC showing how management fee schedules of other funds in the Peer Group reflect economies of scale for the benefit of shareholders as a fund’s assets hypothetically increase over time. The Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
The Board also considered how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the materials provided to the Board regarding comparative breakpoint information for other funds in the Peer Group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future shareholders. The Board noted, however, that it would monitor any future growth in the Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
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Hartford Fixed Income Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.
The Board noted that HFMC would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HFMC, would receive transfer agency compensation from the Fund.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, would serve as principal underwriter of the Fund. As applicable, the Board noted that, as principal underwriter, HFD would receive distribution and service fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of the Fund for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
296

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
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This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
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We may obtain Personal Information from:
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Based on the type of product or service You apply for or get from us, Personal Information such as:
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To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
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As used in this Privacy Notice:
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Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
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Revised February 2022

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-FI22    12/22     Printed in the U.S.A.

Hartford Multi-Strategy Funds
Annual Report
October 31, 2022

■ The Hartford Balanced Income Fund
■ Hartford AARP Balanced Retirement Fund
■ The Hartford Checks and Balances Fund
■ The Hartford Conservative Allocation Fund
■ The Hartford Growth Allocation Fund
■ Hartford Moderate Allocation Fund
■ Hartford Multi-Asset Income Fund
■ Hartford Real Asset Fund[1]

[1]	Formerly, The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Mutual Funds. The following is the Funds’ Annual Report covering the period from November 1, 2021 through October 31, 2022.
Market Review
During the 12 months ended October 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 14.61%. The decline was an unsettling reminder that equities have experienced an exceptionally volatile period marked by persistent inflation, the U.S. Federal Reserve (Fed) interest rate increases, and, lately, growing fears of recession.
Many investors would prefer to remember the brief period from late-June to late-August in 2022 when stocks came off their June 2022 lows for the year and climbed on hopes of a pause in the Fed’s interest-rate increases. But Fed Chair Jerome Powell’s Jackson Hole speech on August 26, 2022, made it clear the Fed would not be backing off its campaign of rate hikes until it felt inflation had been brought under control. The mid-summer rally quickly faded as Powell’s words sank in and as the August 2022 Consumer Price Index (CPI)2 report of 8.3% annual inflation appeared to stiffen the Fed’s resolve. The CPI’s small retreat to 8.2% in September 2022 produced no change in Fed sentiment.
With all the volatility we’ve seen these past 12 months, it may seem hard to believe that markets at the start of the period were, in fact, on their way to setting new positive records. Even as the Fed had begun expressing concerns in late 2021 over the likely persistence of inflation, the S&P 500 Index was on a steady climb on its way to a record high as of January 3, 2022.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn't be as transitory as they would have hoped. Soon thereafter, the Fed embarked on a cycle of rate hikes and Treasury balance-sheet reductions designed to slow the economy and soak up the massive amounts of liquidity put in place to support a faltering economy.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. With the continued backdrop of geopolitical instability, the Fed kept its anti-inflationary policy stance in focus in March 2022 by enacting a quarter-percent increase in the federal funds rate.
After a surprise jump in consumer prices in May 2022, the Fed in June 2022 raised rates by three-quarters of a percent. Although declining gasoline prices offered consumers a measure of relief during the summer, core inflation, which excludes volatile food and energy prices, remained persistently high as the period came to an end. As the Fed added another three-quarter-percent rate hike in September and October 2022, markets remained highly volatile.
As we approach the winter months, recession concerns are likely to grow as a result of the impact of Fed rate hikes on labor markets, currencies, and corporate profits. With market volatility likely to persist, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Mutual Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index (CPI) in the United States is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Multi-Strategy Funds
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s portfolio manager(s) through the end of the period and are subject to change based on market and other conditions, and we disclaim any responsibility to update the views contained herein. These views may contain statements that are “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Holdings and characteristics are subject to change. Fund performance reflected in each Fund’s Manager Discussion reflects the returns of such Fund’s Class A shares, before sales charges. Returns for such Fund’s other classes differ only to the extent that the classes do not have the same expenses.

The Hartford Balanced Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/31/2006 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income with growth of capital as a secondary objective.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-11.62%	3.61%	5.76%
Class A2	-16.48%	2.45%	5.16%
Class C1	-12.33%	2.83%	4.96%
Class C3	-13.16%	2.83%	4.96%
Class I1	-11.41%	3.87%	6.02%
Class R3[1]	-11.96%	3.24%	5.40%
Class R4[1]	-11.71%	3.55%	5.72%
Class R5[1]	-11.42%	3.85%	6.01%
Class R6[1]	-11.32%	3.96%	6.10%
Class Y1	-11.42%	3.87%	6.05%
Class F1	-11.32%	3.96%	6.07%
45% Russell 1000 Value Index/ 44% Bloomberg Corporate Index/ 5.5% JP Morgan Emerging Markets Bond Index Plus/ 5.5% Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index[4]	-14.11%	3.16%	5.61%
Russell 1000 Value Index	-7.00%	7.21%	10.30%
Bloomberg Corporate Index	-19.57%	-0.32%	1.47%
JP Morgan Emerging Markets Bond Index Plus	-30.55%	-5.42%	-0.88%
Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index	-11.76%	2.00%	4.11%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 11/07/2014 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

2

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.85%	0.85%
Class C	1.61%	1.61%
Class I	0.61%	0.61%
Class R3	1.23%	1.23%
Class R4	0.93%	0.93%
Class R5	0.63%	0.63%
Class R6	0.53%	0.53%
Class Y	0.64%	0.64%
Class F	0.53%	0.53%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Scott I. St. John, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Matthew C. Hand, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Adam H. Illfelder, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Balanced Income Fund returned -11.62%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Bloomberg Corporate Index, 5.5% JP Morgan Emerging Markets Bond Index Plus, 5.5% Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index) which returned -14.11% for the same period. For the period, the Russell 1000 Value Index returned -7.00%, the Bloomberg Corporate Index returned -19.57%, the JP Morgan Emerging Markets Bond Index Plus returned -30.55%, and the Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index returned -11.76%. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -15.09% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that by portfolio practice maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted negative results over the trailing one-year period ended October 31, 2022. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. However, the rapid spread of the Omicron variant of the coronavirus led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services, heightening scrutiny of the Federal Reserve (Fed) amid anxiety about a potential monetary policy mistake. Equity markets fell sharply in the second quarter of 2022, as rampant inflation and tighter financial conditions negatively affected risk sentiment and increased the probability of recession. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since September 2001. Equity market weakness persisted as risk sentiment deteriorated on fears that aggressive interest-rate increases and tighter financial conditions would constrict economic growth and drive the U.S. to recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank was committed to raising interest rates and keeping them elevated for longer until there was clear evidence that price pressures are abating.
United States (U.S.) fixed-income markets experienced sharply negative total returns during the twelve-month period ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks implemented significant increases in interest rates to deal with high inflation. Inflation pressures remained acute though

3

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

commodity prices declined later in the period to provide some relief. Early in the period, the Fed accelerated the timeline for tapering its large-scale asset purchase program and projected several interest-rate increases.
Spread sectors underperformed duration-equivalent government bonds during the period. The year 2021 ended on a positive note as pandemic anxieties subsided, and most credit risk sectors outperformed amid spread tightening driven by a general improvement in credit fundamentals. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters amid sharply rising government bond yields. Throughout 2022, spreads widened amid increasing concerns that tighter financial conditions resulting from more restrictive monetary policy could tip the global economy into recession. Over the period, investment-grade corporate spreads widened by 0.71% while high-yield corporate spreads widened by 1.77%, according to Bloomberg Index data.
Major central banks maintained accommodative policies early in the period, then became increasingly hawkish and shifted to tighter monetary policies as inflation proved more persistent than transitory and broadened out across more goods and services. The trailing twelve-month period ended with expectations for a shift away from rapid interest-rate increases by major central banks. The Fed increased inflation forecasts and raised rates by a total of 2.50% during the period. The European Central Bank (ECB) ended its quantitative easing purchases, followed suit with outsized rate increases, and projected sustained future interest-rate increases to fight inflation.
Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. U.S. labor market strength persisted while the housing market showed some cracks following the sharp move in higher mortgage rates. Euro-area consumer confidence and economic activity took a hit from increasing economic uncertainty. Commodity prices surged following Russia’s invasion of Ukraine earlier in the period and inflation rose to multi-decade highs across many countries, driven by strong demand but also plagued by ongoing supply-chain disruptions and labor shortages. Sanctions imposed on Russia by the West raised concerns about Europe’s energy security. China’s economic activity was negatively affected by a resurgence of COVID-19 cases, ongoing real estate market decline, and geopolitical uncertainty.
The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined as the Bank of Japan remained the outlier among major G10 central banks in not tightening monetary policy. European currencies generally ended lower versus the U.S. dollar.
At the overall Fund level, performance within the equity portion of the Fund was the primary contributor to performance relative to the custom benchmark. The Fund’s underweight to fixed-income securities also contributed positively to performance relative to the custom benchmark.
Within the equity portion of the Fund, security selection was the primary driver of outperformance versus the Russell 1000 Value Index during the period. Strong selection in the Industrials, Financials, and Consumer Discretionary sectors was partially offset by weaker selection in the Energy and Healthcare sectors. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to relative outperformance, due primarily to an underweight to the Communication Services sector and overweights to the Consumer Staples and Utilities sectors. This was partially offset by negative contributions from an underweight to the Healthcare sector during the period.
Among the top contributors to relative returns in the equity portion of the Fund during the period were ConocoPhillips (Energy), Pioneer Natural Resources (Energy), and not holding Meta Platforms (Communication Services). Shares of U.S.-based exploration & production companies ConocoPhillips and Pioneer Natural Resources rose over the period. The stocks benefited from the strong momentum within the Energy sector as oil prices spiked due to a steep supply/demand imbalance. ConocoPhillips shares gained further when the company announced a $5 billion increase in proposed 2022 return of capital. The Fund continued to own ConocoPhillips at the end of the period, but eliminated the position in Pioneer Natural Resources during the period. The share price of Meta Platforms, a U.S.-based social networking operator, fell during the period after management released disappointing second-quarter 2022 results and weak near-term guidance. The company reported quarterly revenue declined more than 4% year over year and its second straight quarterly decline.
Among the top detractors from relative performance in the equity portion of the Fund during the period were not holding Exxon Mobil (Energy) and Chevron (Energy), and the position in Koninklijke Philips (Healthcare). Shares of U.S.-based global integrated oil and gas companies Exxon Mobil and Chevron advanced during the period with crude oil prices soaring as tensions between Russia and Ukraine threatened to create a tighter oil market. The stocks climbed further following sanctions against Russia, exposing the fragility in global supply due to years of underinvestment and growing regulatory burdens. Shares of Koninklijke Philips, a Netherlands-based global healthcare capital equipment company, fell during the period as the U.S. Food and Drug Administration (FDA) reported that instances of faulty Philips ventilators and sleep apnea machines had risen. The company also reported weaker-than-expected second-quarter 2022 results and lowered full-year 2022 sales guidance. The Fund eliminated the position in Koninklijke Philips during the period.
The fixed-income portion of the Fund outperformed the fixed-income portion of the Fund’s custom benchmark for the period due primarily to an overweight allocation to high-yield credit. Security selection to investment-grade credit and the Fund’s duration and yield curve positioning also contributed positively to relative results. Security selection within emerging-market debt detracted from relative performance over the period.
4

The Hartford Balanced Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included currency forwards, futures, swaps, and credit default swap index exposure. Over the period, the impact of derivatives on relative performance was positive overall.
What is the outlook as of the end of the period?
As of the end of the period, we believe the Fund’s investment universe is rich with new opportunities. With respect to the equity portion of the Fund, we continue to focus on seeking to find high-quality businesses with strong balance sheets and sustainable dividends. The investment process for the equity portion of the Fund continues to emphasize bottom-up security analysis alongside a keen awareness of the macroeconomic drivers that may impact the range of outcomes for portfolio holdings.
On the equity side, the Utilities and Consumer Staples sectors represented the Fund’s largest sector overweights relative to the equity portion of the Fund’s benchmark at the end of the period, while the Communication Services and Financials sectors were the Fund’s largest underweight allocations.
Within fixed income, as of the end of the period the Fund remains underweight to investment-grade credit and emerging-markets debt, while holding an overweight to high-yield credit. As of the end of the period, spreads have widened but we are not yet positioning the Fund with an overweight credit risk posture given some of the risks/uncertainties in our view.
We will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund was positioned in line with its custom benchmark from an equity/fixed income weighting perspective.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	45.4%
Escrows	0.2
Preferred Stocks	0.2
Total	45.8%
Fixed Income Securities
Convertible Bonds	0.1%
Corporate Bonds	44.1
Foreign Government Obligations	3.5
Municipal Bonds	0.2
Senior Floating Rate Interests	0.1
U.S. Government Securities	3.3
Total	51.3%
Short-Term Investments	2.8
Other Assets & Liabilities	0.1
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
5

Hartford AARP Balanced Retirement Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 04/30/2014 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks long-term total return while seeking to mitigate downside risk.
Comparison of Change in Value of $10,000 Investment (04/30/2014 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	Since Inception[1]
Class A2	-10.07%	2.22%	2.51%
Class A3	-14.12%	1.29%	1.96%
Class C2	-10.76%	1.46%	1.77%
Class C4	-11.63%	1.46%	1.77%
Class I2	-9.79%	2.47%	2.75%
Class R3[2]	-10.27%	2.10%	2.33%
Class R4[2]	-10.03%	2.33%	2.56%
Class R5[2]	-9.71%	2.49%	2.74%
Class R6[2]	-9.60%	2.59%	2.84%
Class Y2	-9.73%	2.52%	2.80%
Class F2	-9.66%	2.60%	2.83%
70% Bloomberg US Aggregate Bond Index/ 30% MSCI ACWI Index (Net)[5]	-16.78%	1.44%	2.59%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.79%
MSCI ACWI Index (Net)	-19.96%	5.24%	6.15%

[1]	Inception: 04/30/2014
[2]	Without sales charge
[3]	Reflects maximum sales charge of 4.50%
[4]	Reflects a contingent deferred sales charge of 1.00%
[5]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2019 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 07/10/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	0.96%	0.96%
Class C	1.72%	1.71%
Class I	0.68%	0.66%
Class R3	1.29%	1.18%
Class R4	0.99%	0.88%
Class R5	0.69%	0.55%
Class R6	0.58%	0.45%
Class Y	0.67%	0.55%
Class F	0.57%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. These arrangements remain in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Manager
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford AARP Balanced Retirement Fund returned -10.07%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark (70% Bloomberg US Aggregate Bond Index, 30% MSCI ACWI Index (Net)) which returned -16.78% for the same period. Individually, the Bloomberg US Aggregate Bond Index and the MSCI ACWI Index (Net) returned -15.68% and -19.96%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -14.87% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.
Why did the Fund perform this way?
Global equities fell over the trailing twelve-month period ended October 31, 2022, returning -19.96% as measured by the MSCI ACWI Index (Net). Towards the end of 2021, markets rebounded on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures.
Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities.
Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
U.S. fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks significantly raised interest rates to deal with high inflation. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters during 2022 amid sharply rising government bond yields. Inflation pressures remained acute although commodity prices declined later in the period to provide some relief. The Fed increased inflation forecasts and raised interest rates by a total of 2.50% during the period. The European Central Bank (ECB) ended its quantitative easing purchases and followed suit with outsized interest-rate increases. The ECB projected

7

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

sustained future interest-rate increases would be needed to fight inflation. Spread sectors underperformed duration-equivalent government bonds during the period. Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined during the period, as the Bank of Japan remained the outlier among major G10 central banks in not tightening monetary policy. European currencies generally ended lower versus the U.S. dollar.
We believe it is important to note that the Fund is designed for investors at or near retirement with total return and risk reduction goals and may behave differently from its peer group and benchmark.
At the overall Fund level, outperformance relative to the custom benchmark during the period was driven by equities, while fixed income detracted from performance. Specifically, the Fund’s allocations to equities were the primary driver of relative performance. Security selection within equities and fixed income also contributed positively to overall performance for the period.
Within the equity and fixed-income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy. During the period, the Fund also invested in other investment companies sponsored by Hartford Funds Management Company, LLC, including investment companies for which Wellington Management serves as sub-adviser.
Within the equity portion of the Fund, the Fund’s allocation decisions and security selection within the asset class were positive for the period, while an overweight to the asset class detracted from performance relative to the MSCI ACWI Index (Net). In aggregate, global dividend growth equities, currency hedging, and Energy equities were the biggest contributors to relative performance, primarily due to the allocation impact. Allocations to industrial metals equities, agriculture equities, Hartford Multifactor US Equity ETF, and equity put options also contributed positively to performance. Conversely, allocations to precious metals equities, Real Estate equities, and Hartford Multifactor Emerging Markets ETF were the key detractors from performance over the period.
Within the fixed-income portion of the Fund, the Fund’s underweight to the asset class and allocation decisions within the asset class detracted from performance relative to the Bloomberg US Aggregate Bond Index during the period, while security selection contributed positively to performance. Notably, the custom core bond plus strategy (a diversified fixed income strategy that primarily invests in investment-grade fixed income securities and invests across a mix of sectors including structured credit and high yield) drove underperformance, due to both the allocation impact and security selection within the strategy. The allocation to The Hartford World Bond Fund was the main contributor to performance in the aggregate during the period, as security selection contributed positively to performance, while negative allocation impact provided a slight offset. Duration management detracted from performance over the period.
During the period, the Fund used derivatives for risk management, duration management, and currency hedging. Over the period, the Fund’s use of derivatives saw positive performance overall for the period, primarily stemming from the Fund’s currency hedging, while the duration overlay slightly detracted from performance. As of the end of the period, the Fund maintained an equity put options allocation to seek to mitigate drawdown risk; it contributed positively to performance during this period of equity market declines.
What is the outlook as of the end of the period?
In our view, the global economy remains in a stagflationary environment. Growth in the U.S. shows greater resilience than in other regions, and this divergence poses challenges for monetary policymakers. We believe the impact of tighter financial conditions will most likely be felt at the start of 2023 due to lags involved in the monetary transmission mechanism.
Looking at the U.S. inflation outlook, we believe that high levels of core inflation will moderate throughout 2023; supply-chain driven inflation has fallen sharply as of the end of the period, and the transport and auto sectors are expected to deliver significant negative inflation impulses. On the other hand, housing-related costs and a strong rental market continue to contribute to inflationary pressures, and the economy is still operating in a tight labor market. The Fed has signaled a monetary policy move into more restrictive territory in an attempt to bring inflation closer to the 2% target.
Meanwhile, the macroeconomic outlook for Europe seems more fluid and dependent on developments in global energy markets and their subsequent effects on local electricity prices. We believe the most likely scenario is an environment of sustained upward pressures on inflation for at least another year until prices slowly move back towards normal levels. Market participants expect that a recession in Europe will occur later this year, the length and depth of which will depend heavily on further escalation of the Russia/Ukraine war and additional supply shocks that may result.
During the period, we rebalanced the Fund quarterly in alignment with our long-term strategic asset allocation process. As of the end of the period, the equity allocation is leaning more into global equity over U.S. equities. In addition, as of the end of the period, we continued to favor lower-volatility strategies given their attractive risk/return tradeoffs in our view. Relative to the prior period, the Fund has lower equity exposure, while the Fund’s allocation to natural resource equities increased slightly. During the period, the Fund decreased its fixed income exposure and had a slight increase in cash positioning.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve
8

Hartford AARP Balanced Retirement Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Investments in securities of other investment companies includes the risks that apply to such other investment companies’ strategies and holdings. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Affiliated Investment Companies	16.4%
Common Stocks	40.3
Escrows	0.1
Warrants	0.0 *
Total	56.8%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	11.7%
Corporate Bonds	15.0
Municipal Bonds	0.6
U.S. Government Agencies(2)	6.6
U.S. Government Securities	2.8
Total	36.7%
Short-Term Investments	4.7
Purchased Options	0.6
Other Assets & Liabilities	1.2
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
9

The Hartford Checks and Balances Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/31/2007 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-13.73%	5.77%	7.99%
Class A2	-18.47%	4.58%	7.38%
Class C1	-14.35%	4.98%	7.17%
Class C3	-15.16%	4.98%	7.17%
Class I1	-13.50%	6.03%	8.25%
Class R3[1]	-13.94%	5.40%	7.60%
Class R4[1]	-13.67%	5.72%	7.93%
Class R5[1]	-13.49%	5.93%	8.21%
Class F1	-13.42%	6.13%	8.30%
33.4% Russell 3000 Index/ 33.3% S&P 500 Index/ 33.3% Bloomberg US Aggregate Bond Index[4]	-15.32%	6.85%	8.78%
Russell 3000 Index	-16.52%	9.87%	12.46%
S&P 500 Index	-14.61%	10.44%	12.79%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	0.91%	0.91%
Class C	1.69%	1.69%
Class I	0.67%	0.67%
Class R3	1.29%	1.29%
Class R4	0.99%	0.99%
Class R5	0.69%	0.69%
Class F	0.58%	0.58%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

10

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Checks and Balances Fund returned -13.73%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark (which is comprised of 33.4% Russell 3000 Index, 33.3% S&P 500 Index, 33.3% Bloomberg US Aggregate Bond Index), which returned -15.32% for the same period. Individually, the Russell 3000 Index, the S&P 500 Index, and the Bloomberg US Aggregate Bond Index returned -16.52%, -14.61%, and -15.68%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, outperformed the -16.03% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ended October 31, 2022. The continuation of elevated inflation led to aggressive action from the U.S. Federal Reserve (Fed) and rhetoric around monetary tightening with an aim of price containment, potentially at the expense of growth. The Federal Open Market Committee raised the federal funds rate at both the July 2022 and September 2022 meetings, bringing the target range to 3%-3.25%. Rising interest rates drove negative returns in most fixed-income sectors during the period, and widening credit spreads exacerbated the issue in some areas of the market. However, a few sectors within fixed income, including high yield and emerging-markets debt, saw spreads compress toward the end of the period. The Bloomberg US Aggregate Bond Index returned -15.68% for the period, which was slightly better than U.S. equity returns for the same period, as the Russell 3000 Index returned -16.52%. For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). While rising rates were a leading cause of poor performance outside of the U.S. as well, concerns about rising energy costs and continued strength of the U.S. dollar also weighed on international returns.
During the period, the return of The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”) detracted most from performance relative to the custom benchmark. The Fund’s performance relative to the custom benchmark benefited most from the performance of The Hartford Dividend and Growth Fund (“Dividend and Growth Fund”).
The Capital Appreciation Fund underperformed the Russell 3000 Index during the period primarily due to weak stock selection within the Information Technology, Healthcare, and Communication Services sectors. Conversely, stronger selection within the Industrials, Consumer Discretionary, and Financials sectors contributed positively to the Capital Appreciation Fund’s relative returns during the period. Sector allocation, a result of bottom-up stock selection, detracted from the Capital Appreciation Fund’s performance during the period primarily due to the Capital Appreciation Fund’s underweight exposures to the Energy and Utilities sectors. Underweight exposures to the Information Technology and Communication Services sectors relative to the Russell 3000 Index contributed positively to the Capital Appreciation Fund’s performance during the period.
The Dividend and Growth Fund outperformed the S&P 500 Index over the period, with security selection being the main driver of the Dividend and Growth Fund’s outperformance. Stock selection for the Dividend and Growth Fund was strongest within the Consumer Discretionary, Information Technology, and Industrials sectors. This was partially offset by weaker selection within the Energy and Materials sectors, which detracted from the Dividend and Growth Fund’s performance relative to the S&P 500 Index over the same period. Sector allocation, a result of the bottom-up stock selection process, also contributed positively to the Dividend and Growth Fund’s performance relative to the S&P 500 Index. An underweight allocation to the Consumer Discretionary and Information Technology sectors added the most to the Dividend and Growth Fund’s returns relative to the S&P 500 Index during the period.
The Hartford Total Return Bond ETF (“Total Return Bond ETF”) underperformed the Bloomberg US Aggregate Bond Index during the period. The Total Return Bond ETF’s allocation to securitized sectors including non-agency residential mortgage-backed securities (NA RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) were the primary drivers of underperformance relative to the Bloomberg US Aggregate Bond Index during the period. Positioning within agency mortgage-backed securities (MBS) pass-throughs had a

11

The Hartford Checks and Balances Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

negative impact on the Total Return Bond ETF’s performance during the period as interest rate volatility spiked. Out-of-benchmark allocations to high yield and bank loans also detracted from the Total Return Bond ETF’s relative performance during the period. The Total Return Bond ETF’s modest allocation to emerging markets (EM) sovereign and corporate debt had a negative impact on relative performance, as the sector was adversely impacted by global growth concerns, rising inflation pressures, ongoing conflict between Russia and Ukraine, and material growth concerns in China. Conversely, the Total Return Bond ETF’s underweight to investment-grade credit contributed favorably to relative performance as spreads widened. The Total Return Bond ETF’s allocation to Treasury Inflation Protected Securities (TIPS) also had a positive impact on relative results as inflation expectations increased during the period.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2022, the U.S. unemployment rate was 3.7%; however, in our view, labor markets are still constrained in certain areas. Globally, we expect structurally higher inflation, rapidly rising interest rates, and amplified volatility.
The 10-year Treasury yield rose from 1.55% at the beginning of the twelve-month period to 4.10% at the end of the twelve-month period. At its September 2022 meeting, the Fed raised interest rates by 75 basis points and stated that it remained committed to taming inflation through tighter monetary policy.
At the end of the period, through its investment in the Capital Appreciation Fund and the Dividend and Growth Fund, the Fund’s largest equity overweights were to the Financials, Healthcare, and Industrials sectors, while the Fund’s largest underweights were to the Technology, Consumer Discretionary, and Energy sectors, relative to the S&P 500 Index and the Russell 3000 Index. At the end of the period, through its investment in the Total Return Bond ETF, the Fund’s largest fixed income overweights relative to the Bloomberg US Aggregate Bond Index were to MBS, as well as to ABS and High-Yield Credit. In addition, as of the end of the period, through its investment in the Total Return Bond ETF, the Fund’s largest underweights were to U.S. government bonds and investment-grade credit, relative to the Bloomberg US Aggregate Bond Index.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • Since the Fund is not actively managed, it may underperform actively managed funds during certain markets. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with the ETF.
Asset Allocation(1)
as of 10/31/2022
Fund Type	Percentage of Net Assets
Domestic Equity Funds	67.2%
Taxable Fixed Income Funds	32.5
Short-Term Investments	0.2
Other Assets & Liabilities	0.1
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
12

The Hartford Conservative Allocation Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks current income and long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-15.43%	1.40%	1.81%
Class A2	-20.08%	0.25%	1.24%
Class C1	-16.20%	0.60%	1.02%
Class C3	-17.01%	0.60%	1.02%
Class I1	-15.26%	1.63%	2.07%
Class R3[1]	-15.80%	1.06%	1.49%
Class R4[1]	-15.55%	1.36%	1.80%
Class R5[1]	-15.24%	1.66%	2.10%
Class F1	-15.17%	1.74%	2.13%
65% Bloomberg US Aggregate Bond Index/ 25% Russell 3000 Index/ 10% MSCI ACWI ex USA Index (Net)[4]	-16.57%	2.32%	4.07%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Russell 3000 Index	-16.52%	9.87%	12.46%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 12/01/2015 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.85%	1.85%
Class I	0.80%	0.80%
Class R3	1.43%	1.43%
Class R4	1.12%	1.12%
Class R5	0.83%	0.83%
Class F	0.71%	0.71%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

13

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Conservative Allocation Fund returned -15.43%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark, which is comprised of 65% Bloomberg US Aggregate Bond Index, 25% Russell 3000 Index, and 10% MSCI ACWI ex USA Index (Net), which returned -16.57% for the same period. Individually, the Bloomberg US Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned -15.68%, -16.52%, and -24.73%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the -14.87% average return of the Lipper Mixed-Asset Target Allocation Conservative Funds peer group, a group of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ended October 31, 2022. The continuation of elevated inflation led to aggressive action from the U.S. Federal Reserve (Fed) and rhetoric around monetary tightening with an aim of price containment, potentially at the expense of growth. The Federal Open Market Committee raised the federal funds rate at both the July 2022 and September 2022 meetings, bringing the target range to 3%-3.25%. Rising interest rates drove negative returns in most fixed-income sectors during the period, and widening credit spreads exacerbated the issue in some areas of the market. However, a few sectors within fixed income, including high yield and emerging-markets debt, saw spreads compress toward the end of the period. The Bloomberg US Aggregate Bond Index returned -15.68% for the period, which was slightly better than U.S. equity returns for the same period, as the Russell 3000 Index returned -16.52%. For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). While rising rates were a leading cause of poor performance outside of the U.S. as well, concerns about rising energy costs and continued strength of the U.S. dollar also weighed on international returns.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). Asset and sector allocation decisions were the main driver of the Fund’s outperformance relative to the custom benchmark over the twelve-month period ended October 31, 2022. In particular, the Fund’s exposure to commodities through its investment in the Hartford Schroders Commodity Strategy ETF contributed positively to relative performance during the period. The Fund’s exposure to value and defensive equities through its investment in The Hartford Equity Income Fund and Hartford Multifactor US Equity ETF, as well as its exposure to lower-duration fixed income securities through its investment in The Hartford World Bond Fund, had a positive impact on performance over the twelve-month period ended October 31, 2022.
The performance of certain Underlying Funds relative to their individual benchmarks detracted from relative performance. In particular, The Hartford Growth Opportunities Fund, Hartford Core Bond ETF, and Hartford Schroders Sustainable Core Bond Fund underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford Equity Income Fund and The Hartford Inflation Plus Fund relative to their respective benchmarks.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2022, the U.S. unemployment rate was 3.7%; however, in our view, labor markets are still constrained in certain areas.
The 10-year Treasury yield rose from 1.55% at the beginning of the twelve-month period to 4.10% at the end of the twelve-month period. At its September 2022 meeting, the Fed raised interest rates by 75 basis points and stated that it remained committed to taming inflation through tighter monetary policy.
We believe that, as of the end of the period, the downside risks are growing and U.S. equity market valuations do not reflect risks of a global growth slowdown. With rates having already priced in a lot of

14

The Hartford Conservative Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

these expectations, there is potential for a shift towards longer-duration securities, and as such we have reduced the fixed income portion of the Fund’s underweight to duration versus the Bloomberg US Aggregate Bond Index. Within equity, we prefer more defensive, lower volatility strategies and favor U.S. equities over international equities as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount of assets it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2022
Fund Type	Percentage of Net Assets
Domestic Equity Funds	26.6%
International/Global Equity Funds	8.6
Taxable Fixed Income Funds	64.6
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
15

The Hartford Growth Allocation Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-17.73%	3.93%	6.04%
Class A2	-22.26%	2.76%	5.44%
Class C1	-18.38%	3.12%	5.24%
Class C3	-19.14%	3.12%	5.24%
Class I1	-17.44%	4.23%	6.37%
Class R3[1]	-18.00%	3.58%	5.71%
Class R4[1]	-17.72%	3.89%	6.02%
Class R5[1]	-17.42%	4.22%	6.35%
Class F1	-17.38%	4.32%	6.42%
55% Russell 3000 Index/ 25% MSCI ACWI ex USA Index (Net)/ 20% Bloomberg US Aggregate Bond Index[4]	-18.26%	5.34%	7.92%
Russell 3000 Index	-16.52%	9.87%	12.46%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 06/01/2014 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.06%	1.06%
Class C	1.86%	1.86%
Class I	0.82%	0.82%
Class R3	1.40%	1.40%
Class R4	1.10%	1.10%
Class R5	0.79%	0.79%
Class F	0.68%	0.68%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

16

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of The Hartford Growth Allocation Fund returned -17.73%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark, which is comprised of 55% Russell 3000 Index, 25% MSCI ACWI ex USA Index (Net), 20% Bloomberg US Aggregate Bond Index, which returned -18.26% for the same period. Individually, the Russell 3000 Index, the MSCI ACWI ex USA Index (Net), and the Bloomberg US Aggregate Bond Index, returned -16.52%, -24.73%, and -15.68%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the -16.03% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ended October 31, 2022. The continuation of elevated inflation led to aggressive action from the U.S. Federal Reserve (Fed) and rhetoric around monetary tightening with an aim of price containment, potentially at the expense of growth. The Federal Open Market Committee raised the federal funds rate at both the July 2022 and September 2022 meetings, bringing the target range to 3%-3.25%. Rising interest rates drove negative returns in most fixed-income sectors during the period, and widening credit spreads exacerbated the issue in some areas of the market. However, a few sectors within fixed income, including high yield and emerging-markets debt, saw spreads compress toward the end of the period. The Bloomberg US Aggregate Bond Index returned -15.68% for the period, which was slightly better than U.S. equity returns for the same period, as the Russell 3000 Index returned -16.52%. For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). While rising rates were a leading cause of poor performance outside of the U.S. as well, concerns about rising energy costs and continued strength of the U.S. dollar also weighed on international returns.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). Asset and sector allocation decisions were the main driver of the Fund’s outperformance relative to the custom benchmark over the twelve-month period ended October 31, 2022. In particular, the Fund’s exposure to commodities through its investment in the Hartford Schroders Commodity Strategy ETF contributed positively to relative performance during the period. The Fund’s exposure to value and defensive equities through its investment in The Hartford Equity Income Fund and Hartford Multifactor US Equity ETF, as well as its exposure to lower-duration fixed-income securities through its investment in The Hartford World Bond Fund, had a positive impact on performance over the twelve-month period ended October 31, 2022.
The performance of certain Underlying Funds relative to their individual benchmarks detracted from relative performance. In particular, The Hartford Growth Opportunities Fund, Hartford Large Cap Growth ETF, and The Hartford International Growth Fund underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford Equity Income Fund and Hartford Small Cap Value Fund relative to their respective benchmarks.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2022, the U.S. unemployment rate was 3.7%; however, in our view, labor markets are still constrained in certain areas.
The 10-year Treasury yield rose from 1.55% at the beginning of the twelve-month period to 4.10% at the end of the twelve-month period. At its September 2022 meeting, the Fed raised interest rates by 75 basis points and stated that it remained committed to taming inflation through tighter monetary policy.
We believe that, as of the end of the period, the downside risks are growing and U.S. equity market valuations do not reflect risks of a global growth slowdown. With rates having already priced in a lot of these expectations, there is potential for a shift towards longer-duration securities, and as such we have reduced the fixed income portion of the Fund’s underweight to duration versus the

17

The Hartford Growth Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Bloomberg US Aggregate Bond Index. Within equity, we prefer more defensive, lower volatility strategies and favor U.S. equities over international equities as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount invested in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2022
Fund Type	Percentage of Net Assets
Domestic Equity Funds	58.5%
International/Global Equity Funds	21.8
Taxable Fixed Income Funds	19.5
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
18

Hartford Moderate Allocation Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/28/2004 Advised by Hartford Funds Management Company, LLC (“HFMC” or the “Investment Manager”)	Investment objective – The Fund seeks long-term capital appreciation and income.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-16.82%	2.67%	3.93%
Class A2	-21.40%	1.52%	3.34%
Class C1	-17.50%	1.87%	3.15%
Class C3	-18.28%	1.87%	3.15%
Class I1	-16.59%	2.95%	4.24%
Class R3[1]	-17.15%	2.31%	3.58%
Class R4[1]	-16.90%	2.62%	3.88%
Class R5[1]	-16.65%	2.92%	4.20%
Class F1	-16.58%	3.03%	4.28%
40% Bloomberg US Aggregate Bond Index/ 40% Russell 3000 Index/ 20% MSCI ACWI ex USA Index (Net)[4]	-17.61%	3.89%	6.09%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
Russell 3000 Index	-16.52%	9.87%	12.46%
MSCI ACWI ex USA Index (Net)	-24.73%	-0.60%	3.27%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 12/01/2015 includes performance when the Fund was sub-advised by Wellington Management Company LLP using a modified strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.
Operating Expenses*	Gross	Net
Class A	1.03%	1.03%
Class C	1.82%	1.82%
Class I	0.77%	0.77%
Class R3	1.38%	1.38%
Class R4	1.09%	1.09%
Class R5	0.78%	0.78%
Class F	0.68%	0.68%

*	Expenses as shown in the Fund’s most recent prospectus. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

19

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Portfolio Managers
Vernon J. Meyer, CFA
Managing Director and Chief Investment Officer of the Investment Manager
Allison Mortensen, CFA
Head of Multi-Asset Solutions and Managing Director at Hartford Funds and Vice President of the Investment Manager
James S. Glendon, CFA
Portfolio Manager at Hartford Funds

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Moderate Allocation Fund returned -16.82%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark, comprised of 40% Bloomberg US Aggregate Bond Index, 40% Russell 3000 Index, and 20% MSCI ACWI ex USA Index (Net), which returned -17.61% for the same period. Individually, the Bloomberg US Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA Index (Net) returned -15.68%, -16.52%, and -24.73%, respectively, for the same period. For the same period, Class A shares of the Fund, before sales charges, underperformed the -15.09% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that by portfolio practice maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, fell over the trailing twelve-month period ended October 31, 2022. The continuation of elevated inflation led to aggressive action from the U.S. Federal Reserve (Fed) and rhetoric around monetary tightening with an aim of price containment, potentially at the expense of growth. The Federal Open Market Committee raised the federal funds rate at both the July 2022 and September 2022 meetings, bringing the target range to 3%-3.25%. Rising interest rates drove negative returns in most fixed-income sectors during the period, and widening credit spreads exacerbated the issue in some areas of the market. However, a few sectors within fixed income, including high yield and emerging-markets debt, saw spreads compress toward the end of the period. The Bloomberg US Aggregate Bond Index returned -15.68% for the period, which was slightly better than U.S. equity returns for the same period, as the Russell 3000 Index returned -16.52%. For the twelve-month period ended October 31, 2022, international equities fell, as measured by the MSCI ACWI ex USA Index (Net). While rising rates were a leading cause of poor performance outside of the U.S. as well, concerns about rising energy costs and continued strength of the U.S. dollar also weighed on international returns.
The Fund seeks to meet its investment objective through investment in a combination of other mutual funds and exchange traded funds ("ETFs") advised by the Investment Manager or a wholly owned subsidiary of the Investment Manager (the "Underlying Funds"). Asset and sector allocation decisions were the main driver of the Fund’s outperformance relative to the custom benchmark over the twelve-month period ended October 31, 2022. In particular, the Fund’s exposure to commodities through its investment in the Hartford Schroders Commodity Strategy ETF contributed positively to relative performance during the period. The Fund’s exposure to value and defensive equities through its investment in The Hartford Equity Income Fund and Hartford Multifactor US Equity ETF, as well as its exposure to lower-duration fixed income securities through its investment in The Hartford World Bond Fund had a positive impact on performance over the twelve-month period ended October 31, 2022.
The performance of certain Underlying Funds relative to their individual benchmarks detracted from relative performance. In particular, The Hartford Growth Opportunities Fund, Hartford Large Cap Growth ETF, and Hartford Core Bond ETF underperformed their respective benchmarks. Partially offsetting this effect was the outperformance of The Hartford Equity Income Fund and Hartford Small Cap Value Fund relative to their respective benchmarks.
Derivatives were not used at the aggregate fund level during the period but were used at the underlying fund level.
What is the outlook as of the end of the period?
As of the end of the period, macroeconomic and geopolitical uncertainties continue to weigh on markets, and we expect this volatility to persist in the near term. As of October 2022, the U.S. unemployment rate was 3.7%; however, in our view, labor markets are still constrained in certain areas.
The 10-year Treasury yield rose from 1.55% at the beginning of the twelve-month period to 4.10% at the end of the twelve-month period. At its September 2022 meeting, the Fed raised interest rates by 75 basis points and stated that it remained committed to taming inflation through tighter monetary policy.
We believe that, as of the end of the period, the downside risks are growing and U.S. equity market valuations do not reflect risks of a global growth slowdown. With rates having already priced in a lot of these expectations, there is potential for a shift towards

20

Hartford Moderate Allocation Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

longer-duration securities, and as such we have reduced the fixed income portion of the Fund’s underweight to duration versus the Bloomberg US Aggregate Bond Index. Within equity, we prefer more defensive, lower volatility strategies and favor U.S. equities over international equities as of the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the investment manager’s allocation among those underlying funds. The Fund is subject to the risks of the underlying funds, in direct proportion to the amount it invests in each underlying fund. The underlying funds are subject to the risks specific to their investment strategies, such as market, small- and mid-cap securities, foreign securities, emerging-market securities, fixed-income securities (which carry credit, liquidity, call, duration, and interest-rate risks), mortgage-related and asset-backed securities, and derivative risks, and to the extent the underlying fund is an ETF, risks associated with ETFs.
Asset Allocation(1)
as of 10/31/2022
Fund Type	Percentage of Net Assets
Domestic Equity Funds	42.9%
International/Global Equity Funds	17.6
Taxable Fixed Income Funds	39.3
Short-Term Investments	0.2
Other Assets & Liabilities	(0.0) *
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
21

Hartford Multi-Asset Income Fund
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 07/22/1996 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide a high level of current income consistent with growth of capital.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-14.00%	1.65%	5.46%
Class A2	-18.73%	0.51%	4.87%
Class C1	-14.67%	0.91%	4.71%
Class C3	-15.47%	0.91%	4.71%
Class I1	-13.79%	1.96%	5.70%
Class R3[1]	-14.27%	1.37%	5.18%
Class R4[1]	-14.08%	1.61%	5.47%
Class R5[1]	-13.79%	1.92%	5.78%
Class R6[1]	-13.68%	2.03%	5.87%
Class Y1	-13.78%	1.97%	5.84%
Class F1	-13.67%	2.04%	5.75%
55% Bloomberg US Aggregate Bond Index/ 45% S&P 500 Index[4]	-14.88%	4.65%	6.27%
Bloomberg US Aggregate Bond Index	-15.68%	-0.54%	0.74%
S&P 500 Index	-14.61%	10.44%	12.79%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class I shares commenced operations on 03/31/2015 and performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 02/28/2018 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017. Performance for Class F shares prior to 02/28/2017 reflects the performance of Class I shares from 03/31/2015 through 02/27/2017 and Class A shares (excluding sales charges) prior to 03/31/2015. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
Performance information prior to 05/01/2019 includes the Fund’s performance when the Fund pursued a different investment objective and principal investment strategy.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower.

22

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Operating Expenses*	Gross	Net
Class A	1.01%	1.01%
Class C	1.73%	1.73%
Class I	0.70%	0.70%
Class R3	1.34%	1.34%
Class R4	1.04%	1.04%
Class R5	0.74%	0.74%
Class R6	0.62%	0.62%
Class Y	0.73%	0.73%
Class F	0.62%	0.62%

*	Expenses as shown in the Fund’s most recent prospectus. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Lutz-Peter Wilke, CFA
Managing Director and Portfolio Manager
Wellington Management Company LLP
Loren L. Moran, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of the Hartford Multi-Asset Income Fund returned -14.00%, before sales charges, for the twelve-month period ended October 31, 2022, outperforming the Fund’s custom benchmark (55% Bloomberg US Aggregate Bond Index/45% S&P 500 Index), which returned -14.88% over the same period. Individually, the Bloomberg US Aggregate Bond Index and the S&P 500 Index returned -15.68% and -14.61%, respectively, for the period. For the same period, the Class A shares of the Fund, before sales charges, also outperformed the -15.09% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that by portfolio practice maintain a mix of between 40%-60% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
Global equities fell over the trailing twelve-month period ended October 31, 2022, returning -19.96% as measured by the MSCI ACWI Index (Net). Towards the end of 2021, markets rebounded on strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, volatility spiked sharply during the first quarter of 2022. Russia’s large-scale military attack on Ukraine forced over four million people to flee Ukraine as fighting intensified and living conditions deteriorated rapidly in many cities. The United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures.
Prices for natural gas, select grains, and metals surged, and Brent crude oil prices topped $100 per barrel amid expectations that sanctions would cripple Russian energy exports and restrict supplies of key commodities. Risk sentiment plunged in the second quarter of 2022 as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally and energy prices continued to rise as the ongoing crisis in Ukraine severely pressured oil and natural gas supplies. These challenges continued into the third quarter of 2022, with the U.S. Federal Reserve (Fed) raising interest rates to rein in decades-high inflation. Eurozone inflation increased on the back of soaring energy prices, as tensions with Russia were further exacerbated by damage to the Nord Stream pipeline, which NATO attributed to an act of sabotage.
U.S. fixed-income markets experienced sharply negative total returns during the trailing twelve months ended October 31, 2022 as volatility escalated. The Bloomberg US Aggregate Bond Index generated a return of -15.68% during the period. Global sovereign debt yields moved sharply higher as most major central banks significantly raised interest rates to deal with high inflation. The first quarter of 2022 recorded one of the worst drawdowns in fixed-income markets owing to uncertainty from the war in Ukraine and slowing economic activity, followed by challenging second and third quarters during 2022 amid sharply rising government bond yields. Inflation pressures remained acute although commodity prices declined later in the period to provide some relief. The Fed increased inflation forecasts and raised interest rates by a total of 2.5 percentage points during the period. The European Central Bank (ECB) ended its quantitative easing purchases and followed suit with outsized interest-rate increases. The ECB projected sustained future interest-rate increases would be

23

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

needed to fight inflation. Spread sectors underperformed duration-equivalent government bonds during the period. Global gross domestic product (GDP) growth diverged but showed some resilience over the period, though recession risks mounted. The U.S. dollar strengthened versus most currencies over the period, buoyed by tighter Fed policy. The Japanese yen declined during the period, as the Bank of Japan remained the outlier among major G10 central banks in not tightening monetary policy. European currencies generally ended lower versus the U.S. dollar.
Within the equity and fixed-income portions of the Fund, we allocated a portion of the Fund’s assets to various specialized investment teams at Wellington Management Company LLP (“Wellington Management”) that invested the allocated assets in accordance with the Fund’s investment strategy during the period.
Over the period, performance within the fixed-income portion of the Fund was the main driver of outperformance relative to the custom benchmark. Allocation decisions had a positive impact on performance, while security selection had a negative impact on performance, and the Fund’s overweight to fixed income relative to the custom benchmark also detracted from performance. Allocations to asset-backed securities (ABS), mortgage-backed securities (MBS), and bank loans, local-currency emerging-market debt, and high yield contributed positively to relative performance. Allocations to core fixed income securities (such as government and corporate bonds) and convertible bonds detracted from relative performance.
The Fund’s asset allocation to equities detracted from performance relative to the custom benchmark, but stock selection contributed positively to performance over the period. The Fund’s underweight to the asset class detracted from performance for the period. Within equities, the Fund’s allocations to green equities (which are stocks that we believe should benefit from increasing investment and technological progress in decarbonization trends), Chinese equities, Japanese equities, global cyclical equities, U.S. equities, and real estate investment trusts (REITs) drove underperformance relative to the custom benchmark. The Fund’s allocation to global dividend growth equities, equity linked notes, and global low volatility income equities were additive over the period relative to the custom benchmark.
During the period, the Fund used derivatives to hedge currency risk, to hedge portfolio volatility, to manage duration, and to tactically gain exposure to fixed income and equity markets. Over the period, the Fund’s use of put options for volatility management purposes, which sought to tactically hedge exposures to manage the volatility profile of the Fund, contributed positively to performance relative to the custom benchmark. This was in particular due to short exposure to the U.S. equity market. Our strategy of using derivatives, such as call options, to seek tactical exposures to equity and fixed-income markets detracted from performance over the period relative to the custom benchmark. Derivatives, such as currency forwards, that were used for currency hedging contributed positively to performance relative to the custom benchmark, while our duration management exposure detracted from performance during the period.
What is the outlook as of the end of the period?
In our view, the global economy remains in a stagflationary environment, marked by high inflation and stagnant economic growth, as of the end of the period. Growth in the U.S. shows greater resilience than in other regions, in our view, and this divergence poses challenges for monetary policymakers. We believe the impact of tighter financial conditions will most likely be felt at the start of 2023 due to lags involved in the monetary transmission mechanism.
Looking at the U.S. inflation outlook, we believe that high levels of core inflation will moderate throughout 2023; supply-chain driven inflation has already begun falling sharply, and the transport and auto sectors are expected to deliver significant negative inflation impulses. On the other hand, housing-related costs and a strong rental market have continued to contribute to inflationary pressures, and the economy is still operating in a tight labor market. The Fed is signaling a monetary policy move into more restrictive territory, marked by continued interest-rate increases, in an attempt to bring inflation closer to the 2% target.
Meanwhile, we believe the macroeconomic outlook for Europe seems more fluid and dependent on developments in global energy markets and their subsequent effects on local electricity prices. We believe the most likely scenario is an environment of sustained upward pressures on inflation for at least another year until prices slowly move back towards normal levels. A recession in Europe, starting later in 2022, is expected by most market participants, the length and depth of which will depend heavily on further escalation of the Russia/Ukraine war and additional supply shocks this could cause, in our view.
From a positioning perspective, as of the end of the period, the Fund’s portfolio is defensively positioned. Within the equity portion of the Fund, we believe that investment opportunities in defensive sectors are more attractive in the short term due to the lower risk of severe declines in earnings estimates. Therefore, as of the end of the period, we have conviction in certain sectors such as the Consumer Staples, Healthcare, and Industrials sectors, as these sectors, in our view, should outperform during periods of higher volatility. With the large sell off in interest-rates markets during the period, we have positioned the fixed income portion of the Fund as of the end of the period with an increased allocation to investment-grade credit, bank loans, securitized ABS, and commercial MBS.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in Equity Linked Notes (ELNs) are subject to interest, credit, management, counterparty, liquidity, and market risks, and as applicable, foreign security and currency risks. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.
24

Hartford Multi-Asset Income Fund
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

• Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • Mortgage-related and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. • Restricted securities may be more difficult to sell and price than other securities. • For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. • Changes related to LIBOR could have an adverse impact on financial instruments that reference this rate.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	29.9%
Convertible Preferred Stocks	0.4
Equity Linked Securities	5.6
Preferred Stocks	0.6
Total	36.5%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	17.9%
Convertible Bonds	4.4
Corporate Bonds	14.7
Foreign Government Obligations	0.8
Municipal Bonds	1.0
Senior Floating Rate Interests	10.9
U.S. Government Agencies(2)	2.5
U.S. Government Securities	11.2
Total	63.4%
Short-Term Investments	3.8
Other Assets & Liabilities	(3.7)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of October 31, 2022.
25

Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) (Consolidated)
 Fund Overview
 October 31, 2022 (Unaudited)

Inception 05/28/2010 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.
Comparison of Change in Value of $10,000 Investment (10/31/2012 - 10/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes the maximum sales charge applicable to Class A shares. Returns for the Fund’s other classes will vary from what is seen above due to differences in the expenses charged to those share classes.
Average Annual Total Returns
for the Periods Ended 10/31/2022
	1 Year	5 Years	10 Years
Class A1	-4.05%	3.43%	0.62%
Class A2	-9.33%	2.27%	0.05%
Class C1	-4.84%	2.65%	-0.14%
Class C3	-5.65%	2.65%	-0.14%
Class I1	-3.89%	3.72%	0.88%
Class R3[1]	-4.40%	3.16%	0.37%
Class R4[1]	-4.08%	3.49%	0.66%
Class R5[1]	-3.86%	3.73%	0.91%
Class R6[1]	-3.80%	3.79%	0.96%
Class Y1	-3.79%	3.79%	0.97%
Class F1	-3.78%	3.81%	0.93%
40% Bloomberg US TIPS 1-10 Year Index/ 30% MSCI ACWI Commodity Producers Index (Net)/ 10% Bloomberg Commodity Index Total Return/ 10% MSCI World IMI Core Real Estate Index (Net)/ 10% MSCI ACWI Infrastructure Index (Net)[4]	-0.12%	4.48%	2.35%
Bloomberg US TIPS 1-10 Year Index	-7.18%	2.46%	1.24%
MSCI ACWI Commodity Producers Index (Net)	16.97%	6.72%	2.57%
Bloomberg Commodity Index Total Return	11.15%	6.92%	-1.56%
MSCI World IMI Core Real Estate Index (Net)	-25.42%	-0.14%	3.61%
MSCI ACWI Infrastructure Index (Net)	-7.39%	1.53%	3.84%

[1]	Without sales charge
[2]	Reflects maximum sales charge of 5.50%
[3]	Reflects a contingent deferred sales charge of 1.00%
[4]	Calculated by Hartford Funds Management Company, LLC
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns presented above were calculated using the applicable class' net asset value available to shareholders for sale or redemption of Fund shares on 10/31/2022, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. The total returns presented in the Financial Highlights section of the report are calculated in the same manner, but also take into account certain adjustments that are necessary under generally accepted accounting principles. As a result, the total returns in the Financial Highlights section may differ from the total returns presented above.
Class R6 shares commenced operations on 02/28/2022 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 02/28/2017 and performance prior to that date is that of the Fund’s Class I shares. Performance prior to an inception date of a class has not been adjusted to reflect the operating expenses of such class.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
Performance information may reflect expense waivers/reimbursements without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) (Consolidated)
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

Effective May 2, 2022, the Hartford Real Asset Fund (formerly known as The Hartford Global Real Asset Fund) changed its name.
Operating Expenses*	Gross	Net
Class A	1.55%	1.26%
Class C	2.38%	2.01%
Class I	1.22%	1.01%
Class R3	1.85%	1.51%
Class R4	1.55%	1.21%
Class R5	1.24%	0.96%
Class R6	1.13%	0.91%
Class Y	1.21%	0.91%
Class F	1.13%	0.91%

*	Expenses as shown in the Fund’s most recent prospectus. Gross expenses do not reflect contractual expense reimbursement or fee waiver arrangements. Net expenses reflect such arrangements in instances when they reduce gross expenses. The expense reimbursement arrangement remains in effect until 02/28/2023 unless the Fund’s Board of Directors approves an earlier termination. The fee waiver remains in effect as long as the Fund remains invested in the subsidiary. Expenses shown include acquired fund fees and expenses and expenses of the Fund’s wholly-owned Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended 10/31/2022.

Portfolio Managers
Nicholas J. Petrucelli
Managing Director and Portfolio Manager
Wellington Management Company LLP
Brian M. Garvey
Senior Managing Director and Multi-Asset Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
The Class A shares of Hartford Real Asset Fund returned -4.05%, before sales charges, for the twelve-month period ended October 31, 2022, underperforming the Fund’s custom benchmark (40% Bloomberg US TIPS 1-10 Year Index/30% MSCI ACWI Commodity Producers Index (Net)/10% Bloomberg Commodity Index Total Return/10% MSCI World IMI Core Real Estate Index (Net)/10% MSCI ACWI Infrastructure Index (Net)), which returned -0.12% for the same period. Individually, the Bloomberg US TIPS 1–10 Year Index, MSCI ACWI Commodity Producers Index (Net), Bloomberg Commodity Index Total Return, MSCI World IMI Core Real Estate Index (Net), and MSCI ACWI Infrastructure Index (Net) returned -7.18%, 16.97%, 11.15%, -25.42%, and -7.39%, respectively, for the same period. For the same period, the Class A shares of the Fund, before sales charges, outperformed the -7.11% average return of the Lipper Real Return Funds peer group, a group of funds that seek to maximize real return through investing primarily in domestic and foreign inflation-sensitive securities across asset classes.
Why did the Fund perform this way?
For the twelve-month period ended October 31, 2022, global equities fell -19.96%, as measured by the MSCI ACWI Index (Net). Towards the end of 2021, global equities rebounded, ending 2021 with a gain of 21.4%. Risk sentiment was bolstered by strong corporate earnings, still-accommodative financial conditions, and robust global equity inflows. In the first quarter of 2022, markets declined amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook, but was partially offset by generally improving COVID-19 trends and a resilient economic backdrop. Russia’s large-scale military attack on Ukraine led to the United States (U.S.) and North Atlantic Treaty Organization (NATO) allies imposing sanctions on Russia, leading to surging prices for natural gas, select grains, metals, and Brent crude oil. Despite uncertainty about the economic risks posed by the conflict, most global central banks showed greater urgency in scaling back monetary stimulus and pressing ahead with interest-rate increases due to heightened concerns about soaring inflation.
In the second quarter of 2022, global equities fell sharply. Risk sentiment plunged amid elevated volatility as investors grew increasingly concerned about the economic toll of persistent

27

Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) (Consolidated)
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally, with the U.S. Consumer Price Index (CPI) and Eurozone CPI both rising 8.6% year over year.
In the third quarter of 2022, global equities continued to fall. Risk-off sentiment (a reduction in exposure to risk) was driven by high inflation, rising interest rates, geopolitical turmoil, and growing signs of a global economic slowdown. The U.S. Federal Reserve (Fed) increased its target interest rate by 150 basis points (bps) over the period to rein in the highest inflation seen in decades. Fed officials stated that the central bank would continue raising interest rates until it was confident that inflation was under control, while acknowledging the unfavorable impacts the policy would have on consumers and businesses. In the final month of the period, global equities rebounded. Developed-market equities registered strong returns, while emerging markets were dragged lower by China. Purchasing managers’ indices (PMIs) for October 2022 indicated that global economic growth continued to slow, pushing the world’s economies closer to recession. A combination of strong labor markets and the unrelenting rise in inflation kept most central banks on track for additional interest-rate increases.
The Fund has four primary levers to seek to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. During the twelve-month period, we maintained a portion of the Fund’s assets in active strategies managed by specialized investment teams at Wellington Management Company LLP that invest the Fund’s assets in accordance with the Fund’s investment strategy.
Weak asset allocation and security selection decisions were primary drivers of the Fund’s underperformance relative to the custom benchmark during the period. The negative security selection effects were driven by selection within the Energy sector, infrastructure equities via Enduring Assets strategy (this strategy includes investments in companies that own long-lived physical assets that the specialist team believes possess an advantaged competitive position from regulatory, contractual, or physical qualities), and the Metals and Mining sector. The negative asset allocation effects were due to the Fund’s out-of-benchmark allocations to the Inflation Opportunities strategy (this strategy invests across traditional inflation hedging sectors and seeks to invest in areas with attractive supply/demand dynamics) and Digital Assets strategy (this strategy includes investments in companies that specialize in cryptocurrency mining and cryptocurrency exchanges), as well as its underweight to equities in the Energy sector. The negative effects were partially offset by positive effects due to the Fund’s cash position, an underweight in fixed income, and an overweight in commodities during the period.
During the period, the Fund gained commodity exposure through derivatives, primarily total return swaps and futures. The Fund’s commodities exposure contributed positively to performance relative to the custom benchmark over the period, driven by an overweight to industrial metals and an underweight to agriculture and livestock commodities, but was partially offset by weak selection within the Energy sector.
What is the outlook as of the end of the period?
As of the end of the period, the Fund remains modestly overweight to inflation-sensitive equities and commodities. As of the end of the period, we view commodities as attractive even absent further price appreciation, as we believe they continue to offer their highest cost of carry in over a decade. We also believe that tighter monetary policies have failed to address supply-side constraints that have driven up commodity levels thus far, and that the supply side remains favorable while prices have adjusted to reflect a degree of recession risk. As of the end of the period, natural resource equities continue to trade at double-digit free cash flow yields, with many Energy and Mining companies trading at single-digit price-to-earnings ratios. In our view, the stable real cash flow nature of the infrastructure sector also appears attractive in the current environment. We believe real estate equities are also poised to benefit from structural undersupply. However, the Fund expresses modest underweights to both sectors as of the end of the period as these supportive trends will likely be balanced with near-term return pressure from rapidly rising rates, in our view. As of the end of the period, the Fund continued to invest in Treasury Inflation-Protected Securities (TIPS). However, the fixed income portion of the Fund has moved to a longer duration positioning relative to Bloomberg US TIPS 1-10 Year Index at the end of the period.
Over the medium term, our view is that if the Fed is successful at bringing inflation under control, even at the cost of a mild recession, it is likely to weigh on demand for natural resources. We believe this could be balanced by stronger demand coming out of China reopening after COVID-19 restrictions. On the supply side, we expect the supply/demand dynamic to continue to normalize in certain industries, while the end of the Strategic Petroleum Reserve (SPR) release, less risk of Iranian barrels entering the market, and European Union (EU) sanctions against Russia going into effect will likely drive further oil price upside.
With monetary policy tightening quickly, widespread consensus of an impending recession, supply chain bottlenecks easing, and base effects, we expect headline CPI to recede into next year. Finally, we believe the macroeconomic forces in place heighten the risk that elevated inflation will be an enduring feature of the economy in the years ahead, highlighting the importance of maintaining a strategic allocation to real assets, in our view.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Investments in the commodities market and the natural-resource industry may increase the Fund’s liquidity risk, volatility and risk of loss if adverse developments occur. • The value of inflation-protected securities (IPS) generally fluctuates with
28

Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) (Consolidated)
 Fund Overview – (continued)
 October 31, 2022 (Unaudited)

changes in real interest rates, and the market for IPS may be less developed or liquid, and more volatile, than other securities markets. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • The value of the underlying real estate of real estate related securities may go down due to various factors, including but not limited to, strength of the economy, amount of new construction, laws and regulations, costs of real estate, availability of mortgages and changes in interest rates. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability.
Composition by Security Type(1)
as of 10/31/2022
Category	Percentage of Net Assets
Equity Securities
Closed End Funds	0.1%
Common Stocks	52.8
Exchange-Traded Funds	1.3
Total	54.2%
Fixed Income Securities
Foreign Government Obligations	3.8%
U.S. Government Securities	27.2
Total	31.0%
Short-Term Investments	13.1
Other Assets & Liabilities	1.7
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
29

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited)

Bloomberg Corporate Index (reflects no deduction for fees, expenses or taxes) is the Corporate component of the US Credit Index within the Bloomberg US Aggregate Bond Index.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Corporate High Yield Bond 2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes) is the 2% issuer cap component of the Bloomberg US High Yield Index, which is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and non convertible debt registered with the Securities and Exchange Commission.
Bloomberg US TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents US Treasury inflation-protected securities having a maturity of at least 1 year and less than 10 years.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) US Treasury Bills.
JP Morgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted index that tracks returns for actively traded external debt instruments in emerging markets.
MSCI ACWI (All Country World) Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets and emerging markets countries.
MSCI ACWI (All Country World) Commodity Producers Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI Index, the parent index, which covers mid and large cap securities across developed market and emerging market countries.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap securities across developed markets (excluding the US) and emerging market countries.
MSCI ACWI (All Country World) Infrastructure Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture the global opportunity set of companies that are owners or operators of infrastructure assets.
MSCI World IMI Core Real Estate Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large, mid and small cap stocks across developed countries engaged in the ownership, development and management of specific core property type real estate.
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a float-adjusted market capitalization-weighted price index composed of 500 widely held common stocks.
Additional Information Regarding Bloomberg Index(es). “Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED

30

Hartford Multi-Strategy Funds
Benchmark Glossary (Unaudited) – (continued)

BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Additional Information Regarding Blended Benchmarks that Include an MSCI Index. The blended returns are calculated by HFMC and include, among other index provider data, end of day index level values licensed from MSCI (“MSCI Data”). For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted. MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.
Additional Information Regarding MSCI Indices. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
31

Hartford Multi-Strategy Funds
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2022 through October 31, 2022. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratios below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During The Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads and CDSC). Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses for a class of a Fund are equal to the class' annualized expense ratio multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Balanced Income Fund
Class A	$ 1,000.00	$ 950.20	$ 4.28	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class C	$ 1,000.00	$ 946.10	$ 7.95	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class I	$ 1,000.00	$ 951.40	$ 3.05	$ 1,000.00	$ 1,022.08	$ 3.16	0.62%
Class R3	$ 1,000.00	$ 948.50	$ 6.04	$ 1,000.00	$ 1,019.00	$ 6.26	1.23%
Class R4	$ 1,000.00	$ 950.00	$ 4.62	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%
Class R5	$ 1,000.00	$ 951.60	$ 3.15	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class R6	$ 1,000.00	$ 951.80	$ 2.71	$ 1,000.00	$ 1,022.43	$ 2.80	0.55%
Class Y	$ 1,000.00	$ 951.20	$ 3.20	$ 1,000.00	$ 1,021.93	$ 3.31	0.65%
Class F	$ 1,000.00	$ 951.90	$ 2.66	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Hartford AARP Balanced Retirement Fund
Class A	$ 1,000.00	$ 920.90	$ 4.21	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class C	$ 1,000.00	$ 917.20	$ 7.83	$ 1,000.00	$ 1,017.04	$ 8.24	1.62%
Class I	$ 1,000.00	$ 922.40	$ 2.76	$ 1,000.00	$ 1,022.33	$ 2.91	0.57% (1)
Class R3	$ 1,000.00	$ 919.90	$ 5.28	$ 1,000.00	$ 1,019.71	$ 5.55	1.09%
Class R4	$ 1,000.00	$ 921.00	$ 3.83	$ 1,000.00	$ 1,021.22	$ 4.02	0.79%
Class R5	$ 1,000.00	$ 922.70	$ 2.23	$ 1,000.00	$ 1,022.99	$ 2.35	0.46% (1)
Class R6	$ 1,000.00	$ 923.40	$ 1.75	$ 1,000.00	$ 1,023.34	$ 1.84	0.36%
Class Y	$ 1,000.00	$ 922.50	$ 2.23	$ 1,000.00	$ 1,022.89	$ 2.35	0.46%
Class F	$ 1,000.00	$ 922.90	$ 1.74	$ 1,000.00	$ 1,023.44	$ 1.84	0.36%
32

Hartford Multi-Strategy Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
The Hartford Checks and Balances Fund
Class A	$ 1,000.00	$ 942.40	$ 1.86	$ 1,000.00	$ 1,023.29	$ 1.94	0.38%
Class C	$ 1,000.00	$ 938.90	$ 5.62	$ 1,000.00	$ 1,019.41	$ 5.85	1.15%
Class I	$ 1,000.00	$ 943.60	$ 0.73	$ 1,000.00	$ 1,024.45	$ 0.77	0.15%
Class R3	$ 1,000.00	$ 941.30	$ 3.62	$ 1,000.00	$ 1,021.48	$ 3.77	0.74%
Class R4	$ 1,000.00	$ 942.80	$ 2.20	$ 1,000.00	$ 1,022.94	$ 2.29	0.45%
Class R5	$ 1,000.00	$ 943.60	$ 0.73	$ 1,000.00	$ 1,024.40	$ 0.77	0.15%
Class F	$ 1,000.00	$ 943.20	$ 0.20	$ 1,000.00	$ 1,025.00	$ 0.20	0.04%
The Hartford Conservative Allocation Fund
Class A	$ 1,000.00	$ 929.80	$ 2.97	$ 1,000.00	$ 1,022.13	$ 3.11	0.61%
Class C	$ 1,000.00	$ 925.60	$ 6.80	$ 1,000.00	$ 1,018.20	$ 7.12	1.40%
Class I	$ 1,000.00	$ 930.80	$ 1.75	$ 1,000.00	$ 1,023.39	$ 1.84	0.36%
Class R3	$ 1,000.00	$ 927.10	$ 4.71	$ 1,000.00	$ 1,020.32	$ 4.94	0.97%
Class R4	$ 1,000.00	$ 928.80	$ 3.26	$ 1,000.00	$ 1,021.83	$ 3.41	0.67%
Class R5	$ 1,000.00	$ 930.90	$ 1.80	$ 1,000.00	$ 1,023.34	$ 1.89	0.37%
Class F	$ 1,000.00	$ 930.90	$ 1.22	$ 1,000.00	$ 1,023.95	$ 1.28	0.25%
The Hartford Growth Allocation Fund
Class A	$ 1,000.00	$ 921.60	$ 2.62	$ 1,000.00	$ 1,022.48	$ 2.75	0.54%
Class C	$ 1,000.00	$ 918.20	$ 6.57	$ 1,000.00	$ 1,018.35	$ 6.92	1.36%
Class I	$ 1,000.00	$ 923.40	$ 1.21	$ 1,000.00	$ 1,023.95	$ 1.28	0.25%
Class R3	$ 1,000.00	$ 920.20	$ 4.21	$ 1,000.00	$ 1,020.82	$ 4.43	0.87%
Class R4	$ 1,000.00	$ 921.20	$ 2.76	$ 1,000.00	$ 1,022.33	$ 2.91	0.57%
Class R5	$ 1,000.00	$ 923.30	$ 1.31	$ 1,000.00	$ 1,023.84	$ 1.38	0.27%
Class F	$ 1,000.00	$ 923.40	$ 0.78	$ 1,000.00	$ 1,024.40	$ 0.82	0.16%
Hartford Moderate Allocation Fund
Class A	$ 1,000.00	$ 923.90	$ 2.57	$ 1,000.00	$ 1,022.53	$ 2.70	0.53%
Class C	$ 1,000.00	$ 920.10	$ 6.48	$ 1,000.00	$ 1,018.45	$ 6.82	1.34%
Class I	$ 1,000.00	$ 925.10	$ 1.26	$ 1,000.00	$ 1,023.89	$ 1.33	0.26%
Class R3	$ 1,000.00	$ 922.60	$ 4.31	$ 1,000.00	$ 1,020.72	$ 4.53	0.89%
Class R4	$ 1,000.00	$ 924.10	$ 2.91	$ 1,000.00	$ 1,022.18	$ 3.06	0.60%
Class R5	$ 1,000.00	$ 924.30	$ 1.45	$ 1,000.00	$ 1,023.69	$ 1.53	0.30%
Class F	$ 1,000.00	$ 925.10	$ 0.83	$ 1,000.00	$ 1,024.35	$ 0.87	0.17%
Hartford Multi-Asset Income Fund
Class A	$ 1,000.00	$ 935.40	$ 5.03	$ 1,000.00	$ 1,020.01	$ 5.24	1.03%
Class C	$ 1,000.00	$ 931.70	$ 8.52	$ 1,000.00	$ 1,016.38	$ 8.89	1.75%
Class I	$ 1,000.00	$ 936.40	$ 3.46	$ 1,000.00	$ 1,021.63	$ 3.62	0.71%
Class R3	$ 1,000.00	$ 934.20	$ 6.48	$ 1,000.00	$ 1,018.50	$ 6.77	1.33%
Class R4	$ 1,000.00	$ 934.80	$ 5.17	$ 1,000.00	$ 1,019.86	$ 5.40	1.06%
Class R5	$ 1,000.00	$ 936.30	$ 3.76	$ 1,000.00	$ 1,021.32	$ 3.92	0.77% (1)
Class R6	$ 1,000.00	$ 937.00	$ 3.13	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
Class Y	$ 1,000.00	$ 936.40	$ 3.66	$ 1,000.00	$ 1,021.42	$ 3.82	0.75% (1)
Class F	$ 1,000.00	$ 937.20	$ 3.13	$ 1,000.00	$ 1,021.98	$ 3.26	0.64%
33

Hartford Multi-Strategy Funds
Expense Examples (Unaudited) – (continued)

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses paid during the period May 1, 2022 through October 31, 2022	Annualized expense ratio
Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund) (Consolidated)
Class A	$ 1,000.00	$ 921.90	$ 6.06	$ 1,000.00	$ 1,018.90	$ 6.36	1.25%
Class C	$ 1,000.00	$ 918.10	$ 9.67	$ 1,000.00	$ 1,015.12	$ 10.16	2.00%
Class I	$ 1,000.00	$ 922.90	$ 4.84	$ 1,000.00	$ 1,020.16	$ 5.09	1.00%
Class R3	$ 1,000.00	$ 920.30	$ 7.26	$ 1,000.00	$ 1,017.69	$ 7.63	1.50%
Class R4	$ 1,000.00	$ 922.20	$ 5.81	$ 1,000.00	$ 1,019.06	$ 6.11	1.20%
Class R5	$ 1,000.00	$ 922.30	$ 4.60	$ 1,000.00	$ 1,020.42	$ 4.84	0.95%
Class R6	$ 1,000.00	$ 922.80	$ 4.31	$ 1,000.00	$ 1,020.62	$ 4.53	0.89%
Class Y	$ 1,000.00	$ 922.80	$ 4.36	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%
Class F	$ 1,000.00	$ 922.90	$ 4.36	$ 1,000.00	$ 1,020.67	$ 4.58	0.90%

(1)	The annualized expense ratio is representative of the period from May 1, 2022 through October 31, 2022. The annualized expense ratio does not fully reflect the contractual expense limitation arrangement as this arrangement is based on the entire fiscal year and not the six-month period. As such, the annualized expense ratio exceeds the amount of the contractual expense limitation arrangement for this share class of the Fund for purposes of the hypothetical example. Please see the accompanying Financial Highlights for the expense ratio for the year ended October 31, 2022.
34

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 0.1%
	Airlines - 0.0%
$ 1,499,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 1,110,010
	Auto Manufacturers - 0.0%
650,000	Ford Motor Co. 0.00%, 03/15/2026(1)	653,250
	Commercial Services - 0.0%
650,000	Block, Inc. 0.13%, 03/01/2025	602,469
	Healthcare - Products - 0.1%
1,379,000	Insulet Corp. 0.38%, 09/01/2026	1,762,362
1,400,000	NuVasive, Inc. 0.38%, 03/15/2025	1,211,000
		2,973,362
	Machinery-Diversified - 0.0%
808,000	Middleby Corp. 1.00%, 09/01/2025	976,064
	Oil & Gas - 0.0%
1,075,000	Northern Oil & Gas, Inc. 3.63%, 04/15/2029(2)	1,204,537
	Software - 0.0%
2,226,000	Western Digital Corp. 1.50%, 02/01/2024	2,118,039
	Total Convertible Bonds (cost $10,122,364)	$ 9,637,731
CORPORATE BONDS - 44.1%
	Advertising - 0.0%
2,985,000	Lamar Media Corp. 3.75%, 02/15/2028	$ 2,619,636
	Aerospace/Defense - 0.9%
	Boeing Co.
540,000	2.70%, 02/01/2027	468,101
7,000,000	3.25%, 02/01/2035	4,940,217
2,655,000	3.75%, 02/01/2050	1,691,825
2,450,000	3.90%, 05/01/2049	1,572,767
13,025,000	5.04%, 05/01/2027	12,531,326
6,900,000	5.71%, 05/01/2040	5,972,078
9,000,000	5.81%, 05/01/2050	7,712,532
7,545,000	L3Harris Technologies, Inc. 4.40%, 06/15/2028	7,051,333
	Lockheed Martin Corp.
6,025,000	4.50%, 05/15/2036	5,468,491
2,045,000	4.95%, 10/15/2025	2,045,909
2,220,000	5.70%, 11/15/2054	2,225,601
	Northrop Grumman Corp.
3,200,000	3.25%, 01/15/2028	2,891,549
5,215,000	4.03%, 10/15/2047	4,086,099
	Raytheon Technologies Corp.
8,455,000	3.03%, 03/15/2052	5,364,429
5,000,000	3.75%, 11/01/2046	3,645,237
1,925,000	4.50%, 06/01/2042	1,630,879
3,425,000	4.63%, 11/16/2048	2,868,725
	Teledyne Technologies, Inc.
24,370,000	0.95%, 04/01/2024	22,787,279
2,270,000	1.60%, 04/01/2026	1,971,506
11,105,000	2.75%, 04/01/2031	8,677,086
	TransDigm, Inc.
3,750,000	5.50%, 11/15/2027	3,400,200
6,645,000	6.25%, 03/15/2026(2)	6,541,006
505,000	8.00%, 12/15/2025(2)	514,423
		116,058,598
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Agriculture - 0.7%
	Altria Group, Inc.
$ 570,000	3.40%, 05/06/2030	$ 461,442
9,645,000	3.88%, 09/16/2046	5,896,128
2,935,000	5.38%, 01/31/2044	2,341,254
	BAT Capital Corp.
30,160,000	2.26%, 03/25/2028	23,892,354
8,515,000	3.22%, 09/06/2026	7,567,279
5,990,000	3.46%, 09/06/2029	4,835,446
1,295,000	4.39%, 08/15/2037	936,865
6,155,000	4.74%, 03/16/2032	5,156,273
5,785,000	7.75%, 10/19/2032	5,909,556
4,750,000	BAT International Finance plc 3.95%, 06/15/2025(2)	4,514,275
	Cargill, Inc.
20,370,000	2.13%, 11/10/2031(2)	15,587,501
7,945,000	4.00%, 06/22/2032(2)	7,099,529
1,305,000	4.38%, 04/22/2052(2)	1,055,012
7,720,000	5.13%, 10/11/2032(2)	7,520,934
3,840,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(2)	3,695,654
		96,469,502
	Apparel - 0.0%
4,675,000	NIKE, Inc. 3.25%, 03/27/2040	3,533,570
	Auto Manufacturers - 0.5%
	Ford Motor Co.
1,380,000	3.25%, 02/12/2032	1,033,454
505,000	4.35%, 12/08/2026(3)	469,618
825,000	4.75%, 01/15/2043	575,627
	Ford Motor Credit Co. LLC
6,930,000	2.30%, 02/10/2025	6,313,921
585,000	2.90%, 02/16/2028	474,686
2,635,000	3.38%, 11/13/2025	2,390,498
435,000	3.66%, 09/08/2024	413,250
1,105,000	4.13%, 08/04/2025	1,027,750
5,500,000	4.54%, 08/01/2026	5,065,885
885,000	4.95%, 05/28/2027	810,182
2,690,000	5.13%, 06/16/2025	2,602,844
2,055,000	5.58%, 03/18/2024	2,029,724
	General Motors Co.
6,235,000	5.15%, 04/01/2038	5,060,862
1,010,000	5.40%, 10/15/2029	936,286
	General Motors Financial Co., Inc.
19,670,000	1.50%, 06/10/2026	16,543,662
1,500,000	2.40%, 04/10/2028	1,213,890
4,245,000	4.35%, 01/17/2027	3,905,576
16,350,000	Hyundai Capital America 2.10%, 09/15/2028(2)	12,591,525
		63,459,240
	Auto Parts & Equipment - 0.1%
	Adient Global Holdings Ltd.
EUR 3,330,000	3.50%, 08/15/2024(4)	3,109,874
$ 3,665,000	4.88%, 08/15/2026(2)	3,280,175
3,385,000	Autozone, Inc. 4.75%, 08/01/2032	3,143,297
244,000	Nemak S.A.B. de C.V. 3.63%, 06/28/2031(4)	177,510
		9,710,856
	Beverages - 1.2%
	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
15,055,000	4.70%, 02/01/2036	13,612,346
10,971,000	4.90%, 02/01/2046	9,374,349

The accompanying notes are an integral part of these financial statements.
35

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Beverages - 1.2% - (continued)
	Anheuser-Busch InBev Worldwide, Inc.
$ 9,174,000	3.75%, 07/15/2042	$ 6,877,033
11,546,000	4.00%, 04/13/2028	10,893,350
3,440,000	4.38%, 04/15/2038	2,930,182
7,750,000	4.60%, 04/15/2048	6,363,742
600,000	4.75%, 01/23/2029	583,243
6,130,000	4.75%, 04/15/2058	4,958,371
5,425,000	5.55%, 01/23/2049	5,099,478
	Bacardi Ltd.
6,215,000	2.75%, 07/15/2026(2)	5,509,316
10,960,000	4.45%, 05/15/2025(2)	10,511,875
5,365,000	5.15%, 05/15/2038(2)	4,484,227
	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL
2,289,000	5.25%, 04/27/2029(2)	2,004,751
370,000	5.25%, 04/27/2029(4)	324,053
	Coca-Cola Co.
10,000,000	2.50%, 06/01/2040	6,890,846
2,270,000	3.00%, 03/05/2051	1,538,938
	Constellation Brands, Inc.
1,585,000	3.15%, 08/01/2029	1,354,925
7,893,000	3.60%, 02/15/2028	7,144,049
	Diageo Capital plc
10,297,000	2.00%, 04/29/2030	8,176,784
8,890,000	5.30%, 10/24/2027	8,919,875
3,880,000	5.50%, 01/24/2033	3,913,055
12,500,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	11,349,237
	PepsiCo, Inc.
2,590,000	3.90%, 07/18/2032	2,396,003
530,000	4.20%, 07/18/2052	449,223
	Pernod Ricard International Finance LLC
18,810,000	1.25%, 04/01/2028(2)	15,168,833
9,595,000	1.63%, 04/01/2031(2)	7,094,377
		157,922,461
	Biotechnology - 0.3%
	CSL Finance plc
1,660,000	4.25%, 04/27/2032(2)	1,499,621
1,700,000	4.63%, 04/27/2042(2)	1,429,619
	Gilead Sciences, Inc.
7,060,000	1.20%, 10/01/2027(3)	5,803,824
3,965,000	2.60%, 10/01/2040	2,614,910
610,000	2.80%, 10/01/2050	370,322
5,000,000	3.65%, 03/01/2026	4,740,491
	Royalty Pharma plc
8,060,000	1.75%, 09/02/2027	6,640,966
3,640,000	2.15%, 09/02/2031	2,652,780
13,060,000	2.20%, 09/02/2030	9,875,450
5,305,000	3.35%, 09/02/2051	3,104,512
1,570,000	3.55%, 09/02/2050	954,920
		39,687,415
	Chemicals - 0.5%
1,540,000	Avient Corp. 7.13%, 08/01/2030(2)	1,472,656
	Braskem Idesa SAPI
1,760,000	6.99%, 02/20/2032(2)	1,177,229
1,300,000	6.99%, 02/20/2032(4)	869,544
	Braskem Netherlands Finance B.V.
1,345,000	4.50%, 01/10/2028(4)	1,167,810
1,915,000	4.50%, 01/31/2030(4)	1,554,236
30,865,000	Celanese US Holdings LLC 6.17%, 07/15/2027	29,142,356
580,000	Chemours Co. 4.63%, 11/15/2029(2)	452,400
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Chemicals - 0.5% - (continued)
$ 2,510,000	Ecolab, Inc. 2.70%, 12/15/2051	$ 1,493,796
2,025,000	GC Treasury Centre Co., Ltd. 4.40%, 03/30/2032(2)	1,626,277
27,155,000	International Flavors & Fragrances, Inc. 1.83%, 10/15/2027(2)	22,135,123
570,000	NOVA Chemicals Corp. 4.25%, 05/15/2029(2)(3)	464,646
	OCP S.A.
2,625,000	3.75%, 06/23/2031(4)	1,959,037
980,000	3.75%, 06/23/2031(2)	731,374
1,385,000	5.13%, 06/23/2051(4)	847,703
1,376,000	5.13%, 06/23/2051(2)	842,195
655,000	5.63%, 04/25/2024(4)	647,973
965,000	6.88%, 04/25/2044(4)	759,816
	Sherwin-Williams Co.
6,835,000	2.90%, 03/15/2052	3,966,769
1,740,000	4.50%, 06/01/2047	1,369,936
		72,680,876
	Commercial Banks - 9.3%
7,500,000	ABN Amro Bank N.V. 1.54%, 06/16/2027, (1.54% fixed rate until 06/16/2026; 12 mo. USD CMT + 0.800% thereafter)(2)(5)	6,306,046
200,000	ADCB Finance Cayman Ltd. 4.50%, 03/06/2023(4)	199,171
	Banco de Credito del Peru S.A.
1,005,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(2)(5)	884,581
418,000	3.13%, 07/01/2030, (3.13% fixed rate until 07/01/2025; 5 year USD CMT + 3.000% thereafter)(4)(5)	367,915
460,000	3.25%, 09/30/2031, (3.25% fixed rate until 09/30/2026; 5 year USD CMT + 2.450% thereafter)(4)(5)	386,198
	Bancolombia S.A.
1,380,000	3.00%, 01/29/2025	1,237,170
835,000	4.63%, 12/18/2029, (4.63% fixed rate until 12/18/2024; 5 year USD CMT + 2.944% thereafter)(5)	678,438
1,975,000	Bangkok Bank PCL 3.47%, 09/23/2036 (3.47% fixed rate until 09/23/2031; thereafter)(2)(5)	1,373,306
1,965,000	Bank Hapoalim BM 3.26%, 01/21/2032, (3.26% fixed rate until 01/21/2027; 5 year USD CMT + 2.155% thereafter)(2)(4)(5)	1,606,388
	Bank Leumi Le-Israel BM
1,130,000	3.28%, 01/29/2031, (3.28% fixed rate until 01/29/2026; 5 year USD CMT + 1.631% thereafter)(2)(4)(5)	964,738
240,000	5.13%, 07/27/2027(2)(4)	232,544
	Bank of America Corp.
3,640,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 3 mo. USD SOFR + 1.530% thereafter)(5)	2,689,551
7,000,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(5)	5,178,761
16,525,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 year USD CMT + 1.200% thereafter)(5)	11,800,161

The accompanying notes are an integral part of these financial statements.
36

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 28,505,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(5)	$ 22,368,300
5,445,000	2.55%, 02/04/2028, (2.55% fixed rate until 02/04/2027; 3 mo. USD SOFR + 1.050% thereafter)(5)	4,710,702
6,000,000	2.65%, 03/11/2032, (2.65% fixed rate until 03/11/2031; 3 mo. USD SOFR + 1.220% thereafter)(5)	4,611,682
8,800,000	2.68%, 06/19/2041, (2.68% fixed rate until 06/19/2040; 3 mo. USD SOFR + 1.930% thereafter)(5)	5,556,092
37,110,000	2.97%, 02/04/2033, (2.97% fixed rate until 02/04/2032; 3 mo. USD SOFR + 1.330% thereafter)(5)	28,611,200
3,733,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(5)	3,719,486
5,270,000	3.09%, 10/01/2025, (3.09% fixed rate until 10/01/2024; 3 mo. USD LIBOR + 1.090% thereafter)(5)	4,986,417
7,740,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(5)	5,338,367
10,000,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(5)	9,032,895
6,550,000	3.82%, 01/20/2028, (3.82% fixed rate until 01/20/2027; 3 mo. USD LIBOR + 1.575% thereafter)(5)	5,978,012
5,015,000	3.86%, 07/23/2024, (3.86% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.940% thereafter)(5)	4,940,532
8,625,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(5)	6,381,075
3,225,000	4.24%, 04/24/2038, (4.24% fixed rate until 04/24/2037; 3 mo. USD LIBOR + 1.814% thereafter)(5)	2,600,016
8,935,000	4.33%, 03/15/2050, (4.33% fixed rate until 03/15/2049; 3 mo. USD LIBOR + 1.520% thereafter)(5)	6,921,003
5,510,000	5.02%, 07/22/2033, (5.02% fixed rate until 07/22/2032; 3 mo. USD SOFR + 2.160% thereafter)(5)	5,048,293
9,525,000	7.75%, 05/14/2038	10,527,330
	Bank of New York Mellon Corp.
21,565,000	3.99%, 06/13/2028, (3.99% fixed rate until 06/13/2027; 3 mo. USD SOFR + 1.151% thereafter)(5)	20,084,751
14,180,000	4.29%, 06/13/2033, (4.29% fixed rate until 06/13/2032; 3 mo. USD SOFR + 1.418% thereafter)(5)	12,680,305
470,000	5.80%, 10/25/2028, (5.80% fixed rate until 10/25/2027; 3 mo. USD SOFR + 1.802% thereafter)(5)	471,865
	Barclays plc
12,000,000	1.01%, 12/10/2024, (1.01% fixed rate until 12/10/2023; 12 mo. USD CMT + 0.800% thereafter)(5)	11,233,140
640,000	2.89%, 11/24/2032, (2.89% fixed rate until 11/24/2031; 12 mo. USD CMT + 1.300% thereafter)(5)	452,750
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 9,820,000	5.50%, 08/09/2028, (5.50% fixed rate until 08/09/2027; 12 mo. USD CMT + 2.650% thereafter)(5)	$ 9,064,541
2,265,000	5.75%, 08/09/2033, (5.75% fixed rate until 08/09/2032; 12 mo. USD CMT + 3.000% thereafter)(5)	2,010,707
5,980,000	7.33%, 11/02/2026, (7.33% fixed rate until 11/02/2025; 12 mo. USD CMT + 3.050% thereafter)(5)	5,970,313
15,305,000	7.39%, 11/02/2028, (7.39% fixed rate until 11/02/2027; 12 mo. USD CMT + 3.300% thereafter)(5)	15,226,234
5,525,000	8.00%, 03/15/2029, (8.00% fixed rate until 03/15/2029; 5 year USD CMT + 5.431% thereafter)(5)(6)	4,949,894
	BNP Paribas S.A.
2,365,000	1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(2)(5)	1,990,307
10,955,000	1.90%, 09/30/2028, (1.90% fixed rate until 09/30/2027; 3 mo. USD SOFR + 1.609% thereafter)(2)(5)	8,634,959
5,125,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(2)(5)	3,942,486
10,725,000	2.87%, 04/19/2032, (2.87% fixed rate until 04/19/2031; 3 mo. USD SOFR + 1.387% thereafter)(2)(5)	7,927,127
15,000,000	4.63%, 01/12/2027, (4.63% fixed rate until 01/12/2027; 5 year USD CMT + 3.196% thereafter)(2)(5)(6)	11,482,447
	BPCE S.A.
17,135,000	1.00%, 01/20/2026(2)	14,704,616
3,100,000	2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(2)(5)	2,574,112
1,135,000	4.00%, 09/12/2023(2)	1,112,280
	Citigroup, Inc.
8,335,000	0.98%, 05/01/2025, (0.98% fixed rate until 05/01/2024; 3 mo. USD SOFR + 0.669% thereafter)(5)	7,709,749
38,630,000	1.12%, 01/28/2027, (1.12% fixed rate until 01/28/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	32,835,455
10,515,000	1.28%, 11/03/2025, (1.28% fixed rate until 11/03/2024; 3 mo. USD SOFR + 0.528% thereafter)(5)	9,525,596
10,800,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(5)	9,146,502
6,195,000	2.56%, 05/01/2032, (2.56% fixed rate until 05/01/2031; 3 mo. USD SOFR + 1.167% thereafter)(5)	4,716,085
2,450,000	3.07%, 02/24/2028, (3.07% fixed rate until 02/24/2027; 3 mo. USD SOFR + 1.280% thereafter)(5)	2,159,349
16,840,000	3.35%, 04/24/2025, (3.35% fixed rate until 04/24/2024; 3 mo. USD LIBOR + 0.897% thereafter)(5)	16,166,862
27,920,000	4.66%, 05/24/2028, (4.66% fixed rate until 05/24/2027; 3 mo. USD SOFR + 1.887% thereafter)(3)(5)	26,330,504

The accompanying notes are an integral part of these financial statements.
37

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 8,210,000	4.91%, 05/24/2033, (4.91% fixed rate until 05/24/2032; 3 mo. USD SOFR + 2.086% thereafter)(5)	$ 7,458,691
7,931,000	Credit Agricole S.A. 1.91%, 06/16/2026, (1.91% fixed rate until 06/16/2025; 3 mo. USD SOFR + 1.676% thereafter)(2)(5)	7,022,867
	Credit Suisse Group AG
6,795,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(2)(5)	5,378,242
10,085,000	3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(2)(5)	6,911,133
9,025,000	4.21%, 06/12/2024, (4.21% fixed rate until 06/12/2023; 3 mo. USD LIBOR + 1.240% thereafter)(2)(5)	8,761,975
5,360,000	6.25%, 12/18/2024, (6.25% fixed rate until 12/18/2024; 5 year USD Swap + 3.455% thereafter)(4)(5)(6)	4,502,400
16,630,000	6.44%, 08/11/2028, (6.44% fixed rate until 08/11/2027; 3 mo. USD SOFR + 3.700% thereafter)(2)(5)	15,005,734
5,635,000	6.54%, 08/12/2033, (6.54% fixed rate until 08/12/2032; 3 mo. USD SOFR + 3.920% thereafter)(2)(5)	4,900,956
	Danske Bank A/S
6,504,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(2)(5)	5,525,552
587,000	4.38%, 06/12/2028(2)	508,034
	Deutsche Bank AG
8,130,000	0.90%, 05/28/2024	7,459,832
22,845,000	2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(5)	18,184,894
11,340,000	2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 3 mo. USD SOFR + 1.318% thereafter)(5)	9,025,558
1,965,000	3.04%, 05/28/2032, (3.04% fixed rate until 05/28/2031; 3 mo. USD SOFR + 1.718% thereafter)(5)	1,380,904
9,690,000	3.74%, 01/07/2033, (3.74% fixed rate until 10/07/2031; 3 mo. USD SOFR + 2.257% thereafter)(5)	6,594,320
5,820,000	Fifth Third Bancorp 4.06%, 04/25/2028, (4.06% fixed rate until 04/25/2027; 3 mo. USD SOFR + 1.355% thereafter)(5)	5,323,957
22,270,000	Fifth Third Bank NA 5.85%, 10/27/2025, (5.85% fixed rate until 10/27/2024; 3 mo. USD SOFR + 1.230% thereafter)(5)	22,287,715
	Goldman Sachs Group, Inc.
30,010,000	1.09%, 12/09/2026, (1.09% fixed rate until 12/09/2025; 3 mo. USD SOFR + 0.789% thereafter)(5)	25,731,746
8,120,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 3 mo. USD SOFR + 0.798% thereafter)(5)	6,945,270
11,615,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(5)	8,467,435
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 18,610,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(5)	$ 13,835,705
4,725,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(5)	3,604,730
16,040,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 1.410% thereafter)(5)	12,513,611
28,540,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(5)	27,052,825
4,185,000	3.44%, 02/24/2043, (3.44% fixed rate until 02/24/2042; 3 mo. USD SOFR + 1.632% thereafter)(5)	2,848,479
14,867,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(5)	11,560,841
5,000,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(5)	4,522,011
9,100,000	4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 3 mo. USD SOFR + 1.510% thereafter)(5)	8,550,411
	HSBC Holdings plc
11,240,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	9,237,646
19,660,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(5)	14,071,972
4,780,000	3.97%, 05/22/2030, (3.97% fixed rate until 05/22/2029; 3 mo. USD LIBOR + 1.610% thereafter)(5)	3,937,440
4,600,000	4.04%, 03/13/2028, (4.04% fixed rate until 03/13/2027; 3 mo. USD LIBOR + 1.546% thereafter)(5)	4,027,161
4,245,000	4.25%, 03/14/2024	4,101,179
12,695,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(5)	11,020,493
16,285,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 3 mo. USD SOFR + 2.530% thereafter)(5)	13,008,188
31,615,000	4.76%, 06/09/2028, (4.76% fixed rate until 06/09/2027; 3 mo. USD SOFR + 2.110% thereafter)(5)	28,559,442
11,175,000	5.40%, 08/11/2033, (5.40% fixed rate until 08/11/2032; 3 mo. USD SOFR + 2.870% thereafter)(5)	9,679,809
935,000	7.39%, 11/03/2028, (7.39% fixed rate until 11/03/2027; 3 mo. USD SOFR + 3.350% thereafter)(5)	933,086
1,870,000	8.11%, 11/03/2033, (8.11% fixed rate until 11/03/2032; 3 mo. USD SOFR + 4.250% thereafter)(5)	1,866,937
7,315,000	ING Groep N.V. 1.73%, 04/01/2027, (1.73% fixed rate until 04/01/2026; 3 mo. USD SOFR + 1.005% thereafter)(5)	6,227,371
1,590,000	Intesa Sanpaolo S.p.A. 4.95%, 06/01/2042, (4.95% fixed rate until 06/01/2041; 12 mo. USD CMT + 2.750% thereafter)(2)(3)(5)	928,139

The accompanying notes are an integral part of these financial statements.
38

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 2,985,000	Itau Unibanco Holding S.A. 2.90%, 01/24/2023(2)	$ 2,967,388
	JP Morgan Chase & Co.
22,080,000	1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(5)	18,534,128
15,000,000	1.56%, 12/10/2025, (1.56% fixed rate until 12/10/2024; 3 mo. USD SOFR + 0.605% thereafter)(5)	13,675,413
15,385,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(5)	14,346,008
24,465,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(5)	18,444,875
11,585,000	2.74%, 10/15/2030, (2.74% fixed rate until 10/15/2029; 3 mo. USD SOFR + 1.510% thereafter)(5)	9,381,909
14,155,000	2.95%, 02/24/2028, (2.95% fixed rate until 02/24/2027; 3 mo. USD SOFR + 1.170% thereafter)(5)	12,452,253
2,725,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(5)	2,142,116
2,810,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(5)	1,916,845
4,500,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(5)	3,063,574
9,440,000	3.22%, 03/01/2025, (3.22% fixed rate until 03/01/2024; 3 mo. USD LIBOR + 1.155% thereafter)(5)	9,117,177
15,410,000	3.33%, 04/22/2052, (3.33% fixed rate until 04/22/2051; 3 mo. USD SOFR + 1.580% thereafter)(5)	9,950,125
6,290,000	3.88%, 07/24/2038, (3.88% fixed rate until 07/24/2037; 3 mo. USD LIBOR + 1.360% thereafter)(5)	4,891,488
15,520,000	3.96%, 11/15/2048, (3.96% fixed rate until 11/15/2047; 3 mo. USD LIBOR + 1.380% thereafter)(5)	11,353,505
4,055,000	4.26%, 02/22/2048, (4.26% fixed rate until 02/22/2047; 3 mo. USD LIBOR + 1.580% thereafter)(5)	3,131,794
12,650,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 3 mo. USD SOFR + 1.560% thereafter)(5)	11,763,638
4,045,000	4.57%, 06/14/2030, (4.57% fixed rate until 06/14/2029; 3 mo. USD SOFR + 1.750% thereafter)(5)	3,707,943
2,580,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 3 mo. USD SOFR + 1.800% thereafter)(5)	2,295,471
3,765,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.080% thereafter)(5)	3,440,773
10,875,000	Macquarie Group Ltd. 1.63%, 09/23/2027, (1.63% fixed rate until 09/23/2026; 3 mo. USD SOFR + 0.910% thereafter)(2)(5)	8,983,027
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 1,800,000	Mizrahi Tefahot Bank Ltd. 3.08%, 04/07/2031, (3.08% fixed rate until 04/07/2026; 5 year USD CMT + 2.250% thereafter)(2)(4)(5)	$ 1,512,000
	Morgan Stanley
21,340,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	18,254,072
10,000,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(5)	8,555,559
9,250,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(5)	6,664,370
7,800,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(5)	5,637,518
17,460,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(5)	12,911,532
9,795,000	2.48%, 09/16/2036, (2.48% fixed rate until 09/16/2031; 3 mo. USD SOFR + 1.360% thereafter)(5)	6,898,208
4,950,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(5)	3,721,809
7,795,000	2.72%, 07/22/2025, (2.72% fixed rate until 07/22/2024; 3 mo. USD SOFR + 1.152% thereafter)(5)	7,355,405
8,665,000	3.13%, 07/27/2026	7,905,795
5,000,000	3.22%, 04/22/2042, (3.22% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.485% thereafter)(5)	3,390,270
16,825,000	4.46%, 04/22/2039, (4.46% fixed rate until 04/22/2038; 3 mo. USD LIBOR + 1.431% thereafter)(5)	13,742,749
5,095,000	Natwest Group plc 1.64%, 06/14/2027, (1.64% fixed rate until 06/14/2026; 12 mo. USD CMT + 0.900% thereafter)(5)	4,232,161
	PNC Financial Services Group, Inc.
10,680,000	5.67%, 10/28/2025, (5.67% fixed rate until 10/28/2024; 3 mo. USD SOFR + 1.090% thereafter)(5)	10,699,015
1,110,000	6.04%, 10/28/2033, (6.04% fixed rate until 10/28/2032; 3 mo. USD SOFR + 2.140% thereafter)(5)	1,113,102
	QNB Finance Ltd.
600,000	1.63%, 09/22/2025(4)	535,500
970,000	2.63%, 05/12/2025(4)	899,869
1,855,000	Shinhan Bank Co., Ltd. 4.38%, 04/13/2032(2)	1,579,365
	Societe Generale S.A.
15,570,000	1.79%, 06/09/2027, (1.79% fixed rate until 06/09/2026; 12 mo. USD CMT + 1.000% thereafter)(2)(5)	12,751,977
3,535,000	4.75%, 05/26/2026, (4.75% fixed rate until 05/26/2026; 5 year USD CMT + 3.931% thereafter)(2)(5)(6)	2,716,647
14,685,000	6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 12 mo. USD CMT + 3.200% thereafter)(2)(5)	12,607,674

The accompanying notes are an integral part of these financial statements.
39

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Banks - 9.3% - (continued)
$ 7,165,000	Standard Chartered plc 1.46%, 01/14/2027, (1.46% fixed rate until 01/14/2026; 12 mo. USD CMT + 1.000% thereafter)(2)(5)	$ 5,939,174
11,680,000	Truist Bank 2.25%, 03/11/2030	9,076,717
	Truist Financial Corp.
4,360,000	1.89%, 06/07/2029, (1.89% fixed rate until 06/07/2028; 3 mo. USD SOFR + 0.862% thereafter)(5)	3,515,167
17,760,000	4.12%, 06/06/2028, (4.12% fixed rate until 06/06/2027; 3 mo. USD SOFR + 1.368% thereafter)(5)	16,422,838
4,100,000	UBS Group AG 4.88%, 02/12/2027, (4.88% fixed rate until 02/12/2027; 5 year USD CMT + 3.404% thereafter)(4)(5)(6)	3,271,806
7,830,000	UniCredit S.p.A. 1.98%, 06/03/2027, (1.98% fixed rate until 06/03/2026; 12 mo. USD CMT + 1.200% thereafter)(2)(5)	6,405,661
2,235,000	United Overseas Bank Ltd. 3.86%, 10/07/2032, (3.86% fixed rate until 10/07/2027; 5 year USD CMT + 1.450% thereafter)(2)(5)	1,981,458
7,380,000	US Bancorp 4.55%, 07/22/2028, (4.55% fixed rate until 07/22/2027; 3 mo. USD SOFR + 1.660% thereafter)(5)	7,013,330
2,655,000	Wachovia Corp. 5.50%, 08/01/2035	2,413,043
	Wells Fargo & Co.
19,030,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(5)	17,719,345
4,875,000	3.07%, 04/30/2041, (3.07% fixed rate until 04/30/2040; 3 mo. USD SOFR + 2.530% thereafter)(5)	3,275,075
43,785,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 3 mo. USD SOFR + 1.500% thereafter)(5)	35,238,399
17,845,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 3 mo. USD SOFR + 1.510% thereafter)(5)	16,065,976
11,500,000	3.58%, 05/22/2028, (3.58% fixed rate until 05/22/2027; 3 mo. USD LIBOR + 1.310% thereafter)(5)	10,348,344
12,485,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 3 mo. USD SOFR + 1.320% thereafter)(5)	11,891,496
880,000	4.40%, 06/14/2046	645,076
690,000	4.65%, 11/04/2044	533,767
2,280,000	4.75%, 12/07/2046	1,753,191
5,615,000	4.90%, 07/25/2033, (4.90% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.100% thereafter)(5)	5,116,889
3,026,000	4.90%, 11/17/2045	2,405,224
1,475,000	5.38%, 11/02/2043	1,247,318
4,408,000	5.61%, 01/15/2044	3,833,034
		1,253,160,372
	Commercial Services - 0.6%
1,465,000	Adani Ports & Special Economic Zone Ltd. 3.10%, 02/02/2031(4)	940,602
	Ashtead Capital, Inc.
5,595,000	1.50%, 08/12/2026(2)	4,640,388
5,950,000	5.50%, 08/11/2032(2)	5,373,359
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Commercial Services - 0.6% - (continued)
	Block, Inc.
$ 1,775,000	2.75%, 06/01/2026	$ 1,587,489
1,420,000	3.50%, 06/01/2031(3)	1,143,100
4,495,000	Duke University 2.83%, 10/01/2055	2,740,057
2,500,000	Georgetown University 2.25%, 04/01/2030	1,989,681
	Global Payments, Inc.
25,405,000	1.20%, 03/01/2026	21,648,978
1,990,000	2.15%, 01/15/2027	1,697,016
7,750,000	2.65%, 02/15/2025	7,190,912
3,500,000	2.90%, 05/15/2030	2,782,136
3,020,000	4.45%, 06/01/2028	2,742,778
4,650,000	5.30%, 08/15/2029	4,378,450
3,595,000	Herc Holdings, Inc. 5.50%, 07/15/2027(2)	3,397,275
	S&P Global, Inc.
4,944,000	2.90%, 03/01/2032(2)	4,062,425
9,500,000	4.75%, 08/01/2028(2)	9,204,207
	Service Corp. International
775,000	4.63%, 12/15/2027	718,060
550,000	5.13%, 06/01/2029	512,290
1,632,000	Signal Parent, Inc. 6.13%, 04/01/2029(2)	702,739
	United Rentals North America, Inc.
390,000	3.75%, 01/15/2032	315,900
1,530,000	3.88%, 02/15/2031	1,265,941
6,710,000	4.88%, 01/15/2028	6,240,300
		85,274,083
	Construction Materials - 0.1%
	Builders FirstSource, Inc.
1,985,000	4.25%, 02/01/2032(2)(3)	1,588,397
4,945,000	5.00%, 03/01/2030(2)	4,288,304
3,015,000	Carrier Global Corp. 2.49%, 02/15/2027	2,652,682
2,971,000	Johnson Controls International plc 4.63%, 07/02/2044	2,369,683
4,285,000	Lennox International, Inc. 1.70%, 08/01/2027	3,559,476
	Standard Industries, Inc.
1,555,000	4.38%, 07/15/2030(2)	1,263,437
1,075,000	4.75%, 01/15/2028(2)	941,969
		16,663,948
	Distribution/Wholesale - 0.0%
1,145,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(2)	1,010,337
285,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(2)	270,037
6,390,000	Performance Food Group, Inc. 5.50%, 10/15/2027(2)	6,039,956
		7,320,330
	Diversified Financial Services - 1.0%
1,835,000	AGFC Capital Trust 5.83%, 01/15/2067, 3 mo. USD LIBOR + 1.750%(2)(7)	970,436
	American Express Co.
11,935,000	2.55%, 03/04/2027	10,483,071
1,890,000	5.85%, 11/05/2027	1,888,639
	Capital One Financial Corp.
15,690,000	3.65%, 05/11/2027(3)	14,184,001
2,675,000	3.80%, 01/31/2028	2,389,325
8,170,000	4.99%, 07/24/2026, (4.99% fixed rate until 07/24/2025; 3 mo. USD SOFR + 2.160% thereafter)(5)	7,847,697

The accompanying notes are an integral part of these financial statements.
40

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Diversified Financial Services - 1.0% - (continued)
$ 13,435,000	5.25%, 07/26/2030, (5.25% fixed rate until 07/26/2029; 3 mo. USD SOFR + 2.600% thereafter)(5)	$ 12,306,078
5,455,000	5.27%, 05/10/2033, (5.27% fixed rate until 05/10/2032; 3 mo. USD SOFR + 2.370% thereafter)(5)	4,864,448
	Credit Acceptance Corp.
1,585,000	5.13%, 12/31/2024(2)	1,489,424
1,325,000	6.63%, 03/15/2026	1,251,569
4,870,000	Enact Holdings, Inc. 6.50%, 08/15/2025(2)	4,797,437
	goeasy Ltd.
520,000	4.38%, 05/01/2026(2)	445,900
3,675,000	5.38%, 12/01/2024(2)	3,429,841
1,300,000	Gtlk Europe Capital DAC 4.80%, 02/26/2028(4)	296,400
5,795,000	Imperial Brands Finance plc 6.13%, 07/27/2027(2)	5,591,163
	Intercontinental Exchange, Inc.
3,470,000	2.65%, 09/15/2040	2,273,710
6,095,000	4.35%, 06/15/2029	5,750,356
3,035,000	4.60%, 03/15/2033	2,784,386
6,000,000	5.20%, 06/15/2062	5,362,598
	LD Holdings Group LLC
860,000	6.13%, 04/01/2028(2)	479,656
3,740,000	6.50%, 11/01/2025(2)	2,552,550
	LSEGA Financing plc
6,950,000	1.38%, 04/06/2026(2)	6,036,097
5,685,000	2.00%, 04/06/2028(2)	4,720,575
9,615,000	2.50%, 04/06/2031(2)	7,645,301
4,270,000	Mastercard, Inc. 2.95%, 03/15/2051	2,776,254
1,865,000	Nationstar Mortgage Holdings, Inc. 5.13%, 12/15/2030(2)	1,407,413
	OneMain Finance Corp.
1,205,000	3.88%, 09/15/2028	938,334
1,825,000	4.00%, 09/15/2030(3)	1,377,875
5,045,000	5.38%, 11/15/2029	4,136,900
575,000	6.13%, 03/15/2024	561,787
2,005,000	6.88%, 03/15/2025	1,948,639
990,000	7.13%, 03/15/2026	955,350
	PennyMac Financial Services, Inc.
2,405,000	4.25%, 02/15/2029(2)	1,800,768
3,245,000	5.38%, 10/15/2025(2)	2,920,500
3,375,000	SLM Corp. 3.13%, 11/02/2026	2,960,111
2,655,000	Synchrony Financial 2.88%, 10/28/2031	1,849,775
5,925,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(2)(3)	4,498,556
		137,972,920
	Electric - 4.8%
11,685,000	AES Corp. 3.30%, 07/15/2025(2)	10,764,834
	Alfa Desarrollo S.p.A.
1,554,313	4.55%, 09/27/2051(4)	992,923
1,210,571	4.55%, 09/27/2051(2)	773,335
9,630,000	Appalachian Power Co. 4.50%, 03/01/2049	7,426,152
	Berkshire Hathaway Energy Co.
7,650,000	2.85%, 05/15/2051	4,563,633
1,833,000	5.95%, 05/15/2037	1,805,279
6,167,000	6.13%, 04/01/2036	6,244,291
510,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028	459,086
	Clearway Energy Operating LLC
6,495,000	3.75%, 02/15/2031(2)(3)	5,423,325
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Electric - 4.8% - (continued)
$ 315,000	3.75%, 01/15/2032(2)	$ 249,559
2,100,000	4.75%, 03/15/2028(2)	1,945,359
	Cleco Corporate Holdings LLC
5,340,000	3.38%, 09/15/2029	4,368,605
2,222,000	4.97%, 05/01/2046	1,807,882
995,000	Comision Federal de Electricidad 4.68%, 02/09/2051(4)	605,708
	Consolidated Edison Co. of New York, Inc.
4,325,000	3.00%, 12/01/2060	2,448,465
4,700,000	3.20%, 12/01/2051	2,975,478
445,000	4.13%, 05/15/2049	331,418
5,805,000	4.50%, 05/15/2058	4,367,553
2,540,000	Consorcio Transmantaro S.A. 5.20%, 04/11/2038(2)	2,184,400
6,500,000	Consumers Energy Co. 3.95%, 07/15/2047	4,969,262
	Dominion Energy, Inc.
8,135,000	3.30%, 04/15/2041	5,739,752
2,030,000	3.38%, 04/01/2030	1,741,017
5,000,000	4.85%, 08/15/2052	4,088,744
3,390,000	7.00%, 06/15/2038	3,476,144
15,420,000	DTE Electric Co. 3.00%, 03/01/2032	12,774,742
	Duke Energy Carolinas LLC
11,965,000	3.20%, 08/15/2049	7,852,395
3,270,000	3.75%, 06/01/2045	2,367,688
3,305,000	3.88%, 03/15/2046	2,463,945
3,000,000	5.30%, 02/15/2040	2,788,777
	Duke Energy Corp.
7,240,000	3.30%, 06/15/2041	4,888,568
1,201,000	3.95%, 08/15/2047	845,627
1,840,000	4.20%, 06/15/2049	1,333,707
12,875,000	4.50%, 08/15/2032	11,590,536
14,630,000	5.00%, 08/15/2052	12,050,177
	Duke Energy Progress LLC
3,460,000	3.40%, 04/01/2032	2,950,171
1,940,000	4.15%, 12/01/2044	1,504,672
6,845,000	4.20%, 08/15/2045	5,347,272
2,730,000	4.38%, 03/30/2044	2,197,304
	Duquesne Light Holdings, Inc.
4,265,000	2.53%, 10/01/2030(2)	3,197,523
7,265,000	2.78%, 01/07/2032(2)	5,442,924
5,285,000	Edison International 3.13%, 11/15/2022	5,280,522
1,755,000	Emera U.S. Finance L.P. 4.75%, 06/15/2046	1,298,323
	Enel Finance International N.V.
15,985,000	1.88%, 07/12/2028(2)	12,014,375
3,175,000	2.88%, 07/12/2041(2)	1,746,127
6,790,000	5.50%, 06/15/2052(2)	4,891,680
560,000	Engie Energia Chile S.A. 3.40%, 01/28/2030(4)	408,672
19,611,000	Evergy, Inc. 2.90%, 09/15/2029	16,183,332
	Eversource Energy
20,830,000	3.38%, 03/01/2032	17,342,424
4,525,000	4.60%, 07/01/2027	4,348,909
	Exelon Corp.
4,705,000	3.35%, 03/15/2032(2)	3,897,874
3,255,000	4.05%, 04/15/2030	2,919,316
2,485,000	4.10%, 03/15/2052(2)	1,820,318
5,557,000	4.70%, 04/15/2050	4,450,727
	FirstEnergy Corp.
385,000	2.25%, 09/01/2030	296,338
130,000	2.65%, 03/01/2030	105,095
665,000	4.40%, 07/15/2027	624,508

The accompanying notes are an integral part of these financial statements.
41

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Electric - 4.8% - (continued)
$ 5,385,000	7.38%, 11/15/2031	$ 5,990,812
	FirstEnergy Transmission LLC
4,655,000	4.35%, 01/15/2025(2)	4,492,284
2,790,000	5.45%, 07/15/2044(2)	2,407,673
4,372,000	Fortis, Inc. 3.06%, 10/04/2026	3,939,544
	Georgia Power Co.
7,610,000	2.65%, 09/15/2029	6,306,191
1,955,000	3.70%, 01/30/2050	1,380,746
16,725,000	4.70%, 05/15/2032	15,691,457
	Greenko Power II Ltd.
1,182,775	4.30%, 12/13/2028(4)	910,737
953,063	4.30%, 12/13/2028(2)	733,858
545,000	Infraestructura Energetica Nova SAPI d.e. C.V. 3.75%, 01/14/2028(4)	468,297
8,683,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	8,252,106
	Israel Electric Corp. Ltd.
5,685,000	4.25%, 08/14/2028(2)(4)	5,180,957
3,455,000	5.00%, 11/12/2024(2)(4)	3,386,764
	ITC Holdings Corp.
6,355,000	3.25%, 06/30/2026	5,829,884
2,145,000	4.95%, 09/22/2027(2)	2,078,894
	Kallpa Generacion S.A.
400,000	4.13%, 08/16/2027(4)	350,970
1,835,000	4.88%, 05/24/2026(4)	1,705,742
1,600,000	Lamar Funding Ltd. 3.96%, 05/07/2025(4)	1,471,990
4,308,000	Metropolitan Edison Co. 4.30%, 01/15/2029(2)	3,938,862
	MidAmerican Energy Co.
10,000,000	4.25%, 07/15/2049	7,960,199
2,598,000	4.40%, 10/15/2044	2,121,179
8,400,000	Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028(2)	7,702,729
1,345,000	Minejesa Capital B.V. 4.63%, 08/10/2030(4)	1,033,632
	National Rural Utilities Cooperative Finance Corp.
8,685,000	2.75%, 04/15/2032	6,958,366
19,100,000	5.45%, 10/30/2025	19,173,862
	NextEra Energy Capital Holdings, Inc.
5,955,000	1.90%, 06/15/2028	4,913,630
9,140,000	4.63%, 07/15/2027	8,784,568
13,376,000	Niagara MohawkPower Corp. 2.76%, 01/10/2032(2)	10,331,469
	NRG Energy, Inc.
10,790,000	2.00%, 12/02/2025(2)	9,501,572
7,800,000	2.45%, 12/02/2027(2)	6,407,370
545,000	4.45%, 06/15/2029(2)	481,208
4,305,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	3,441,331
9,970,000	Ohio Edison Co. 5.50%, 01/15/2033(2)	9,650,075
5,615,000	OmGrid Funding Ltd. 5.20%, 05/16/2027(4)	5,036,677
1,590,000	Oncor Electric Delivery Co. LLC 2.70%, 11/15/2051	950,807
1,860,000	Oryx Funding Ltd. 5.80%, 02/03/2031(4)	1,626,644
	Pacific Gas and Electric Co.
8,225,000	2.50%, 02/01/2031	6,140,328
8,400,000	3.25%, 06/01/2031	6,532,431
1,095,000	3.30%, 12/01/2027	926,932
6,110,000	3.50%, 08/01/2050	3,711,530
2,875,000	3.95%, 12/01/2047	1,846,856
6,000,000	4.25%, 08/01/2023(3)	5,940,107
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Electric - 4.8% - (continued)
$ 7,685,000	4.40%, 03/01/2032	$ 6,402,795
3,020,000	4.50%, 07/01/2040	2,245,478
15,095,000	4.95%, 07/01/2050	11,209,739
7,490,000	5.25%, 03/01/2052	5,756,525
11,860,000	5.90%, 06/15/2032	11,026,134
	PacifiCorp
3,500,000	4.10%, 02/01/2042	2,692,740
9,280,000	4.15%, 02/15/2050	7,048,586
	PECO Energy Co.
9,625,000	3.90%, 03/01/2048	7,277,236
1,400,000	4.60%, 05/15/2052	1,174,310
7,975,000	Pennsylvania Electric Co. 3.25%, 03/15/2028(2)	7,027,589
560,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.88%, 07/17/2029(4)	468,860
2,700,000	Potomac Electric Power Co. 4.15%, 03/15/2043	2,118,754
	Public Service Enterprise Group, Inc.
630,000	1.60%, 08/15/2030	466,828
7,345,000	2.88%, 06/15/2024	7,051,373
	Puget Energy, Inc.
9,894,000	4.10%, 06/15/2030	8,618,920
10,915,000	4.22%, 03/15/2032	9,302,626
5,110,000	Puget Sound Energy, Inc. 3.25%, 09/15/2049	3,289,297
6,140,000	Rochester Gas and Electric Corp. 1.85%, 12/01/2030(2)	4,535,189
	San Diego Gas & Electric Co.
17,510,000	3.00%, 03/15/2032	14,336,492
2,155,000	3.32%, 04/15/2050	1,430,937
3,800,000	3.70%, 03/15/2052	2,729,818
	Sempra Energy
3,938,000	3.40%, 02/01/2028	3,509,439
2,605,000	3.70%, 04/01/2029	2,295,411
5,300,000	3.80%, 02/01/2038	4,006,209
3,480,000	4.00%, 02/01/2048	2,471,550
	Southern California Edison Co.
7,315,000	3.45%, 02/01/2052	4,757,371
4,565,000	3.65%, 02/01/2050	3,034,159
8,927,000	3.70%, 08/01/2025	8,565,464
4,585,000	4.00%, 04/01/2047	3,249,778
505,000	4.20%, 03/01/2029	462,580
3,000,000	4.50%, 09/01/2040	2,377,120
580,000	4.65%, 10/01/2043	462,291
3,505,000	4.70%, 06/01/2027	3,382,475
595,000	5.63%, 02/01/2036	548,181
1,775,000	5.95%, 02/01/2038	1,673,180
	Southern Co.
3,000,000	3.25%, 07/01/2026	2,769,070
17,255,000	3.70%, 04/30/2030	15,046,394
5,345,000	4.40%, 07/01/2046	4,129,256
	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak
1,075,000	4.85%, 10/14/2038(4)	798,954
780,000	4.85%, 10/14/2038(2)	579,706
486,480	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(2)	430,465
	Termocandelaria Power Ltd.
658,750	7.88%, 01/30/2029(2)	559,787
446,250	7.88%, 01/30/2029(4)	379,210
7,130,000	Virginia Electric and Power Co. 3.80%, 09/15/2047	5,177,519

The accompanying notes are an integral part of these financial statements.
42

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Electric - 4.8% - (continued)
$ 540,000	Vistra Operations Co. LLC 4.30%, 07/15/2029(2)	$ 470,759
9,765,000	WEC Energy Group, Inc. 5.00%, 09/27/2025	9,722,915
8,510,000	Xcel Energy, Inc. 4.60%, 06/01/2032	7,831,003
		647,568,514
	Electrical Components & Equipment - 0.0%
1,565,000	Energizer Holdings, Inc. 6.50%, 12/31/2027(2)	1,431,897
	Electronics - 0.4%
3,875,000	Coherent Corp. 5.00%, 12/15/2029(2)	3,324,285
9,996,000	Fortive Corp. 3.15%, 06/15/2026	9,180,599
17,335,000	Honeywell International, Inc. 4.95%, 02/15/2028	17,294,256
5,315,000	Imola Merger Corp. 4.75%, 05/15/2029(2)	4,582,593
1,020,000	Sensata Technologies B.V. 5.00%, 10/01/2025(2)	989,900
	TD SYNNEX Corp.
16,155,000	1.75%, 08/09/2026	13,642,061
15,430,000	2.38%, 08/09/2028	12,269,988
		61,283,682
	Energy-Alternate Sources - 0.0%
	Greenko Dutch B.V.
839,850	3.85%, 03/29/2026(4)	655,083
830,850	3.85%, 03/29/2026(2)(3)	648,063
		1,303,146
	Engineering & Construction - 0.1%
	Aeropuerto Internacional de Tocumen S.A.
2,697,000	5.13%, 08/11/2061(2)	1,808,312
445,000	5.13%, 08/11/2061(4)	298,368
2,663,261	Bioceanico Sovereign Certificate Ltd. 0.00%, 06/05/2034(1)(2)	1,682,337
	IHS Holding Ltd.
1,000,000	5.63%, 11/29/2026(2)	753,200
265,000	5.63%, 11/29/2026(4)	199,598
1,305,000	6.25%, 11/29/2028(4)	939,730
1,295,000	6.25%, 11/29/2028(2)	932,529
1,990,000	Interchile S.A. 4.50%, 06/30/2056(2)(3)	1,438,100
	Mexico City Airport Trust
585,000	3.88%, 04/30/2028(4)	494,325
1,105,000	4.25%, 10/31/2026(3)(4)	992,854
735,000	5.50%, 07/31/2047(2)	474,442
		10,013,795
	Entertainment - 0.5%
	Caesars Entertainment, Inc.
2,345,000	6.25%, 07/01/2025(2)	2,276,153
4,760,000	8.13%, 07/01/2027(2)(3)	4,629,100
775,000	Caesars Resort Collection LLC / CRC Finco, Inc. 5.75%, 07/01/2025(2)	757,005
	Cinemark USA, Inc.
2,920,000	5.25%, 07/15/2028(2)(3)	2,234,910
2,535,000	5.88%, 03/15/2026(2)(3)	2,149,426
	Magallanes, Inc.
3,375,000	3.76%, 03/15/2027(2)	3,001,512
21,175,000	4.28%, 03/15/2032(2)	17,091,747
7,495,000	5.05%, 03/15/2042(2)	5,467,637
28,655,000	5.14%, 03/15/2052(2)	20,019,997
7,010,000	5.39%, 03/15/2062(2)	4,862,476
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Entertainment - 0.5% - (continued)
$ 590,000	Penn Entertainment, Inc. 4.13%, 07/01/2029(2)	$ 465,412
4,783,000	Speedway Motorsports LLC / Speedway Funding II, Inc. 4.88%, 11/01/2027(2)	4,155,745
5,775,000	Warnermedia Holdings, Inc. 3.64%, 03/15/2025(2)	5,444,140
		72,555,260
	Environmental Control - 0.1%
	Clean Harbors, Inc.
2,042,000	4.88%, 07/15/2027(2)	1,921,604
1,700,000	5.13%, 07/15/2029(2)	1,576,750
565,000	Madison IAQ LLC 4.13%, 06/30/2028(2)	469,018
4,515,000	Republic Services, Inc. 0.88%, 11/15/2025	3,951,397
590,000	Stericycle, Inc. 3.88%, 01/15/2029(2)	512,710
		8,431,479
	Food - 0.7%
3,950,000	B&G Foods, Inc. 5.25%, 09/15/2027(3)	3,308,125
	Conagra Brands, Inc.
8,145,000	1.38%, 11/01/2027	6,569,069
22,425,000	4.60%, 11/01/2025	21,771,428
8,410,000	5.30%, 11/01/2038	7,315,807
1,545,000	5.40%, 11/01/2048	1,317,383
4,870,000	General Mills, Inc. 2.25%, 10/14/2031	3,765,657
4,720,000	Hershey Co. 3.13%, 11/15/2049	3,144,265
11,560,000	JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 2.50%, 01/15/2027(2)	9,850,970
	Kraft Heinz Foods Co.
6,000,000	3.00%, 06/01/2026	5,536,209
1,975,000	3.75%, 04/01/2030	1,753,738
3,165,000	4.38%, 06/01/2046	2,464,454
1,225,000	4.63%, 01/30/2029	1,174,492
250,000	5.00%, 06/04/2042	215,508
610,000	MARB BondCo plc 3.95%, 01/29/2031(4)	447,982
4,520,000	Mondelez International, Inc. 2.63%, 03/17/2027	4,020,795
1,285,000	Performance Food Group, Inc. 4.25%, 08/01/2029(2)	1,088,626
	Post Holdings, Inc.
5,445,000	5.63%, 01/15/2028(2)	5,090,530
1,013,000	5.75%, 03/01/2027(2)	980,078
525,000	Sigma Finance Netherlands B.V. 4.88%, 03/27/2028(2)	465,323
9,005,000	Tyson Foods, Inc. 4.00%, 03/01/2026	8,611,188
		88,891,627
	Food Service - 0.0%
2,175,000	Aramark Services, Inc. 5.00%, 04/01/2025(2)	2,095,134
	Forest Products & Paper - 0.0%
	Celulosa Arauco y Constitucion S.A.
870,000	4.50%, 08/01/2024	848,191
610,000	5.15%, 01/29/2050(4)	443,973
350,000	5.15%, 01/29/2050(2)	254,738
305,000	5.50%, 04/30/2049(2)	230,275
	Inversiones CMPC S.A.
760,000	3.85%, 01/13/2030(4)	633,650
370,000	3.85%, 01/13/2030(2)	308,488
650,000	Suzano Austria GmbH 3.13%, 01/15/2032	483,925
		3,203,240

The accompanying notes are an integral part of these financial statements.
43

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Gas - 0.4%
	AmeriGas Partners L.P. / AmeriGas Finance Corp.
$ 2,042,000	5.50%, 05/20/2025	$ 1,955,644
495,000	5.75%, 05/20/2027	456,479
2,738,000	5.88%, 08/20/2026	2,561,911
	Brooklyn Union Gas Co.
11,000,000	3.87%, 03/04/2029(2)	9,565,248
8,520,000	4.87%, 08/05/2032(2)(3)	7,632,252
	NiSource, Inc.
9,340,000	0.95%, 08/15/2025	8,262,653
13,000,000	1.70%, 02/15/2031	9,497,190
560,000	2.95%, 09/01/2029	467,285
2,260,000	3.49%, 05/15/2027	2,063,729
3,319,000	3.60%, 05/01/2030	2,853,498
2,768,000	3.95%, 03/30/2048	1,975,887
5,225,000	5.00%, 06/15/2052	4,338,971
		51,630,747
	Healthcare - Products - 0.5%
6,550,000	Abbott Laboratories 4.75%, 11/30/2036	6,265,596
	Alcon Finance Corp.
9,665,000	2.60%, 05/27/2030(2)	7,766,758
10,145,000	3.00%, 09/23/2029(2)	8,444,206
4,490,000	Avantor Funding, Inc. 4.63%, 07/15/2028(2)	4,057,658
24,755,000	Baxter International, Inc. 2.54%, 02/01/2032	18,852,491
	GSK Consumer Healthcare Capital U.S. LLC
7,545,000	3.38%, 03/24/2029	6,572,621
2,585,000	3.63%, 03/24/2032	2,175,724
	Medline Borrower L.P.
11,290,000	3.88%, 04/01/2029(2)	9,257,800
2,272,000	5.25%, 10/01/2029(2)	1,769,275
		65,162,129
	Healthcare - Services - 1.4%
715,000	Acadia Healthcare Co., Inc. 5.00%, 04/15/2029(2)	640,070
	Catalent Pharma Solutions, Inc.
700,000	3.13%, 02/15/2029(2)	572,810
695,000	3.50%, 04/01/2030(2)(3)	561,213
415,000	5.00%, 07/15/2027(2)	389,581
	Centene Corp.
26,280,000	2.45%, 07/15/2028	21,624,892
755,000	4.25%, 12/15/2027	697,431
790,000	4.63%, 12/15/2029	716,017
4,750,000	CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(2)	3,182,168
7,840,000	CommonSpirit Health 2.76%, 10/01/2024	7,444,444
14,000,000	Elevance Health, Inc. 3.65%, 12/01/2027	12,917,777
	HCA, Inc.
200,000	3.50%, 07/15/2051	124,053
5,310,000	4.63%, 03/15/2052(2)	3,895,574
2,950,000	5.13%, 06/15/2039	2,436,826
1,500,000	5.38%, 09/01/2026	1,458,462
115,000	5.63%, 09/01/2028	110,401
1,131,000	7.50%, 11/15/2095	1,104,820
9,920,000	Humana, Inc. 3.70%, 03/23/2029	8,835,989
	IQVIA, Inc.
EUR 820,000	2.25%, 01/15/2028(2)	700,107
$ 2,190,000	5.00%, 05/15/2027(2)	2,086,807
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Healthcare - Services - 1.4% - (continued)
	Kaiser Foundation Hospitals
$ 8,755,000	2.81%, 06/01/2041	$ 5,841,964
9,130,000	3.00%, 06/01/2051	5,614,905
10,660,000	Mass General Brigham, Inc. 3.19%, 07/01/2049	6,904,319
	Roche Holdings, Inc.
14,000,000	1.93%, 12/13/2028(2)	11,726,298
5,635,000	2.61%, 12/13/2051(2)	3,495,480
	Sutter Health
3,150,000	1.32%, 08/15/2025	2,830,111
3,645,000	3.16%, 08/15/2040	2,483,261
7,830,000	Tenet Healthcare Corp. 6.13%, 06/15/2030(2)	7,219,651
	UnitedHealth Group, Inc.
3,065,000	2.75%, 05/15/2040	2,094,704
5,550,000	3.05%, 05/15/2041	3,921,202
9,740,000	4.75%, 05/15/2052	8,475,238
8,835,000	5.15%, 10/15/2025	8,837,616
12,690,000	5.30%, 02/15/2030	12,665,518
11,895,000	5.35%, 02/15/2033	11,921,210
13,530,000	5.80%, 03/15/2036	13,653,180
4,080,000	5.88%, 02/15/2053	4,153,600
2,170,000	6.05%, 02/15/2063	2,222,038
551,000	6.88%, 02/15/2038	600,288
		184,160,025
	Home Builders - 0.2%
	Ashton Woods USA LLC / Ashton Woods Finance Co.
2,140,000	4.63%, 08/01/2029(2)	1,600,730
1,741,000	4.63%, 04/01/2030(2)	1,290,325
4,019,000	6.63%, 01/15/2028(2)	3,436,077
5,350,000	Century Communities, Inc. 3.88%, 08/15/2029(2)	4,213,339
2,625,000	KB Home 4.80%, 11/15/2029	2,142,731
	M/I Homes, Inc.
2,040,000	3.95%, 02/15/2030	1,519,837
1,325,000	4.95%, 02/01/2028	1,136,837
2,230,000	STL Holding Co. LLC 7.50%, 02/15/2026(2)	1,943,133
	Taylor Morrison Communities, Inc.
1,055,000	5.13%, 08/01/2030(2)	875,319
2,735,000	5.75%, 01/15/2028(2)	2,506,832
3,978,000	Williams Scotsman International, Inc. 4.63%, 08/15/2028(2)	3,592,730
		24,257,890
	Household Products/Wares - 0.1%
13,030,000	Clorox Co. 4.40%, 05/01/2029	12,237,962
2,085,000	Prestige Brands, Inc. 5.13%, 01/15/2028(2)	1,937,528
	S.C. Johnson & Son, Inc.
2,520,000	4.00%, 05/15/2043(2)	1,893,338
1,840,000	4.75%, 10/15/2046(2)	1,543,099
		17,611,927
	Housewares - 0.0%
575,000	Newell Brands, Inc. 5.63%, 04/01/2036	479,613
	Insurance - 2.2%
1,470,000	ACE Capital Trust 9.70%, 04/01/2030	1,835,004
6,085,000	Acrisure LLC / Acrisure Finance, Inc. 7.00%, 11/15/2025(2)	5,721,485
	AIA Group Ltd.
1,960,000	3.20%, 09/16/2040(2)	1,261,592
475,000	5.63%, 10/25/2027(2)	467,839

The accompanying notes are an integral part of these financial statements.
44

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Insurance - 2.2% - (continued)
	American International Group, Inc.
$ 5,007,000	2.50%, 06/30/2025	$ 4,645,453
5,348,000	4.70%, 07/10/2035	4,666,954
4,460,000	4.80%, 07/10/2045	3,663,289
2,530,000	Aon Corp. / Aon Global Holdings plc 2.85%, 05/28/2027	2,245,019
	Aon Global Ltd.
3,480,000	3.88%, 12/15/2025	3,309,859
2,300,000	4.25%, 12/12/2042	1,700,115
1,200,000	AssuredPartners, Inc. 5.63%, 01/15/2029(2)	986,232
	Athene Global Funding
7,000,000	2.67%, 06/07/2031(2)	5,203,555
14,500,000	2.72%, 01/07/2029(2)	11,742,304
7,053,000	Athene Holding Ltd. 3.45%, 05/15/2052(3)	4,098,905
6,405,000	Berkshire Hathaway Finance Corp. 3.85%, 03/15/2052	4,682,240
3,995,000	Brighthouse Financial Global Funding 1.55%, 05/24/2026(2)	3,411,800
13,645,000	Brighthouse Financial, Inc. 3.85%, 12/22/2051	7,991,089
10,750,000	CNO Global Funding 2.65%, 01/06/2029(2)	8,845,388
	Corebridge Financial, Inc.
8,300,000	3.85%, 04/05/2029(2)	7,248,756
2,685,000	3.90%, 04/05/2032(2)	2,242,007
14,810,000	6.88%, 12/15/2052, (6.88% fixed rate until 09/15/2027; 5 year USD CMT + 3.846% thereafter)(2)(5)	13,257,221
	Equitable Financial Life Global Funding
11,465,000	1.10%, 11/12/2024(2)	10,501,644
16,470,000	1.70%, 11/12/2026(2)(3)	14,193,229
6,100,000	1.80%, 03/08/2028(2)	5,016,975
16,555,000	Equitable Holdings, Inc. 4.35%, 04/20/2028	15,361,538
3,980,000	Guardian Life Global Funding 1.25%, 05/13/2026(2)	3,458,331
15,255,000	Liberty Mutual Group, Inc. 4.30%, 02/01/2061(2)	8,987,026
9,610,000	Lincoln National Corp. 3.40%, 03/01/2032	7,788,030
6,985,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	5,982,895
10,000,000	MassMutual Global Funding II 2.35%, 01/14/2027(2)(3)	8,960,890
13,735,000	Metropolitan Life Global Funding I 3.00%, 09/19/2027(2)	12,249,705
3,820,000	MGIC Investment Corp. 5.25%, 08/15/2028	3,453,547
	Nationwide Mutual Insurance Co.
12,700,000	4.35%, 04/30/2050(2)	9,051,199
4,940,000	9.38%, 08/15/2039(2)	6,070,707
14,205,000	New York Life Global Funding 3.00%, 01/10/2028(2)	12,841,560
2,775,000	New York Life Insurance Co. 3.75%, 05/15/2050(2)	1,950,293
1,170,000	NMI Holdings, Inc. 7.38%, 06/01/2025(2)	1,168,877
12,790,000	Northwestern Mutual Global Funding 1.70%, 06/01/2028(2)	10,476,102
6,320,000	Pacific Life Global Funding 1.38%, 04/14/2026(2)	5,501,892
	Protective Life Global Funding
10,250,000	1.62%, 04/15/2026(2)	9,020,691
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Insurance - 2.2% - (continued)
$ 5,215,000	1.65%, 01/13/2025(2)	$ 4,770,395
1,050,000	Radian Group, Inc. 4.88%, 03/15/2027	929,030
	Unum Group
865,000	4.00%, 06/15/2029	755,060
13,000,000	4.50%, 12/15/2049	8,497,339
	Willis North America, Inc.
11,435,000	3.60%, 05/15/2024	11,062,842
6,752,000	4.50%, 09/15/2028	6,205,012
11,040,000	4.65%, 06/15/2027	10,384,202
		293,865,117
	Internet - 0.3%
7,179,000	Alibaba Group Holding Ltd. 4.00%, 12/06/2037	4,891,226
	Amazon.com, Inc.
5,165,000	3.88%, 08/22/2037	4,380,705
6,575,000	3.95%, 04/13/2052	5,131,786
4,320,000	4.25%, 08/22/2057	3,463,983
5,535,000	4.95%, 12/05/2044	5,158,406
5,180,000	Endurance International Group Holdings, Inc. 6.00%, 02/15/2029(2)	3,406,109
6,530,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(2)	5,415,525
	Meituan
736,000	3.05%, 10/28/2030(2)	429,578
635,000	3.05%, 10/28/2030(4)	370,628
	NortonLifeLock, Inc.
2,735,000	6.75%, 09/30/2027(2)	2,706,638
2,735,000	7.13%, 09/30/2030(2)	2,690,556
770,000	Prosus N.V. 3.26%, 01/19/2027(2)	633,843
	Uber Technologies, Inc.
2,025,000	4.50%, 08/15/2029(2)	1,739,576
2,145,000	8.00%, 11/01/2026(2)	2,161,088
		42,579,647
	Investment Company Security - 0.0%
5,970,000	JAB Holdings B.V. 3.75%, 05/28/2051(2)	3,220,961
2,260,000	MDGH GMTN RSC Ltd. 5.50%, 04/28/2033(2)	2,244,813
		5,465,774
	Iron/Steel - 0.2%
515,000	ABJA Investment Co. Pte Ltd. 5.45%, 01/24/2028(4)	455,989
	CSN Resources S.A.
1,065,000	4.63%, 06/10/2031(2)	717,682
1,885,000	5.88%, 04/08/2032(2)	1,368,981
720,000	5.88%, 04/08/2032(4)	522,900
1,380,000	JSW Steel Ltd. 5.05%, 04/05/2032(4)	867,887
	Nucor Corp.
7,685,000	3.13%, 04/01/2032	6,223,156
2,930,000	3.85%, 04/01/2052	2,050,377
4,159,000	Steel Dynamics, Inc. 2.80%, 12/15/2024	3,936,987
8,800,000	Vale Overseas Ltd. 3.75%, 07/08/2030	7,255,194
		23,399,153
	IT Services - 0.8%
	Apple, Inc.
10,895,000	2.38%, 02/08/2041	7,259,385
20,110,000	2.65%, 02/08/2051	12,472,246
12,960,000	2.70%, 08/05/2051	8,104,182
4,545,000	2.95%, 09/11/2049	3,031,631
2,600,000	3.75%, 11/13/2047	2,035,379
6,520,000	3.85%, 08/04/2046	5,172,992
7,280,000	3.95%, 08/08/2052	5,754,296
2,895,000	4.25%, 02/09/2047	2,477,911

The accompanying notes are an integral part of these financial statements.
45

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	IT Services - 0.8% - (continued)
$ 3,620,000	4.38%, 05/13/2045	$ 3,145,760
10,000,000	4.65%, 02/23/2046	8,998,172
3,490,000	Condor Merger Sub, Inc. 7.38%, 02/15/2030(2)	2,886,493
9,370,000	HP, Inc. 3.00%, 06/17/2027(3)	8,246,069
	International Business Machines Corp.
4,800,000	1.95%, 05/15/2030	3,778,120
4,775,000	2.72%, 02/09/2032	3,828,502
2,590,000	3.43%, 02/09/2052	1,679,787
4,755,000	4.15%, 05/15/2039	3,862,295
7,390,000	4.40%, 07/27/2032	6,748,286
7,390,000	4.90%, 07/27/2052(3)	6,199,603
	Kyndryl Holdings, Inc.
560,000	2.70%, 10/15/2028	404,726
3,475,000	3.15%, 10/15/2031	2,170,321
10,065,000	Leidos, Inc. 2.30%, 02/15/2031	7,435,844
	Presidio Holdings, Inc.
4,851,000	4.88%, 02/01/2027(2)	4,479,413
1,375,000	8.25%, 02/01/2028(2)	1,224,891
1,175,000	Seagate HDD Cayman 3.13%, 07/15/2029	868,830
1,293,000	Western Digital Corp. 4.75%, 02/15/2026	1,201,436
		113,466,570
	Leisure Time - 0.2%
	Carnival Corp.
1,155,000	4.00%, 08/01/2028(2)	930,555
646,000	5.75%, 03/01/2027(2)	448,970
5,640,000	6.00%, 05/01/2029(2)	3,740,829
EUR3,495,000	7.63%, 03/01/2026(2)	2,561,561
1,650,000	10.50%, 06/01/2030(2)(3)	1,279,872
2,675,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(2)	1,885,072
2,215,000	NCL Corp. Ltd. 5.88%, 02/15/2027(2)	1,979,656
	Royal Caribbean Cruises Ltd.
540,000	5.38%, 07/15/2027(2)	424,246
5,350,000	5.50%, 08/31/2026(2)	4,374,160
3,075,000	8.25%, 01/15/2029(2)	3,064,929
1,565,000	11.63%, 08/15/2027(2)	1,521,493
		22,211,343
	Lodging - 0.2%
	Boyd Gaming Corp.
525,000	4.75%, 12/01/2027	483,693
4,500,000	4.75%, 06/15/2031(2)	3,810,150
7,940,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	6,913,129
	Sands China Ltd.
1,200,000	2.80%, 03/08/2027	887,808
12,950,000	3.75%, 08/08/2031(3)	8,473,185
1,725,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,612,834
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
1,700,000	5.25%, 05/15/2027(2)(3)	1,476,144
3,735,000	5.50%, 03/01/2025(2)	3,535,103
		27,192,046
	Machinery-Diversified - 0.2%
20,135,000	Otis Worldwide Corp. 2.29%, 04/05/2027(3)	17,664,744
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Machinery-Diversified - 0.2% - (continued)
$ 1,470,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(2)	$ 1,317,487
2,205,000	Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	2,045,923
		21,028,154
	Media - 1.8%
890,000	Belo Corp. 7.25%, 09/15/2027	858,850
	CCO Holdings LLC / CCO Holdings Capital Corp.
13,200,000	4.25%, 02/01/2031(2)	10,461,000
3,550,000	4.25%, 01/15/2034(2)	2,614,957
2,670,000	4.50%, 08/15/2030(2)	2,185,075
925,000	4.75%, 02/01/2032(2)	740,044
1,325,000	5.00%, 02/01/2028(2)	1,202,438
	Charter Communications Operating LLC / Charter Communications Operating Capital
16,080,000	2.25%, 01/15/2029	12,631,751
8,255,000	3.85%, 04/01/2061	4,707,574
11,690,000	3.90%, 06/01/2052	7,209,895
7,665,000	4.80%, 03/01/2050	5,404,833
8,000,000	5.05%, 03/30/2029	7,344,918
8,550,000	5.13%, 07/01/2049	6,282,089
1,000,000	5.25%, 04/01/2053	749,107
10,990,000	5.38%, 05/01/2047	8,424,750
4,595,000	5.75%, 04/01/2048	3,673,014
6,903,000	6.48%, 10/23/2045	6,094,233
	Comcast Corp.
15,739,000	2.89%, 11/01/2051	9,411,037
14,700,000	2.94%, 11/01/2056	8,472,411
7,884,000	2.99%, 11/01/2063	4,408,116
10,280,000	3.20%, 07/15/2036	7,817,357
6,605,000	3.25%, 11/01/2039	4,767,636
6,640,000	3.40%, 07/15/2046	4,504,521
1,925,000	3.75%, 04/01/2040	1,477,924
3,480,000	5.25%, 11/07/2025	3,479,060
7,520,000	5.50%, 11/15/2032	7,472,474
	Discovery Communications LLC
855,000	3.90%, 11/15/2024	820,076
6,110,000	3.95%, 06/15/2025	5,771,878
11,771,000	4.00%, 09/15/2055	6,693,903
1,090,000	4.13%, 05/15/2029	919,924
3,846,000	4.65%, 05/15/2050	2,515,157
13,920,000	5.20%, 09/20/2047	9,861,917
5,395,000	5.30%, 05/15/2049	3,873,397
	DISH DBS Corp.
2,680,000	5.00%, 03/15/2023	2,646,768
3,195,000	5.88%, 11/15/2024	2,950,263
495,000	Fox Corp. 4.71%, 01/25/2029	460,451
2,930,000	Nexstar Media, Inc. 5.63%, 07/15/2027(2)	2,782,650
	Paramount Global
2,315,000	4.20%, 05/19/2032	1,851,766
13,137,000	4.38%, 03/15/2043	8,815,657
13,610,000	4.95%, 01/15/2031	11,869,017
9,910,000	4.95%, 05/19/2050	6,899,428
	Sirius XM Radio, Inc.
3,960,000	3.13%, 09/01/2026(2)	3,538,656
3,470,000	4.00%, 07/15/2028(2)	2,982,686
1,450,000	4.13%, 07/01/2030(2)	1,181,866
	Time Warner Cable LLC
10,340,000	5.88%, 11/15/2040	8,365,260
2,825,000	6.75%, 06/15/2039	2,493,494

The accompanying notes are an integral part of these financial statements.
46

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Media - 1.8% - (continued)
$ 1,565,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	$ 1,653,164
3,790,000	UPC Broadband Finco B.V. 4.88%, 07/15/2031(2)	3,142,630
5,460,000	Virgin Media Secured Finance plc 4.50%, 08/15/2030(2)	4,512,071
200,000	VTR Comunicaciones S.p.A. 4.38%, 04/15/2029(4)	112,000
16,590,000	VZ Secured Financing B.V. 5.00%, 01/15/2032(2)	13,313,475
	Walt Disney Co.
1,177,000	5.40%, 10/01/2043	1,102,230
2,440,000	6.40%, 12/15/2035	2,584,906
995,000	Ziggo B.V. 4.88%, 01/15/2030(2)	840,775
		246,950,529
	Metal Fabricate/Hardware - 0.1%
	Advanced Drainage Systems, Inc.
2,099,000	5.00%, 09/30/2027(2)	1,946,277
2,051,000	6.38%, 06/15/2030(2)	1,982,066
	Novelis Corp.
795,000	3.25%, 11/15/2026(2)	695,652
820,000	3.88%, 08/15/2031(2)	635,262
5,805,000	4.75%, 01/30/2030(2)	4,994,506
		10,253,763
	Mining - 0.7%
	Anglo American Capital plc
11,660,000	2.63%, 09/10/2030(2)	8,937,639
6,825,000	2.88%, 03/17/2031(2)	5,241,277
20,570,000	3.88%, 03/16/2029(2)	17,626,081
1,005,000	4.75%, 04/10/2027(2)	939,776
1,001,000	4.88%, 05/14/2025(2)	972,287
16,215,000	5.63%, 04/01/2030(2)	15,289,172
	AngloGold Ashanti Holdings plc
750,000	3.38%, 11/01/2028	605,485
1,220,000	3.75%, 10/01/2030	934,601
	Constellium SE
680,000	3.75%, 04/15/2029(2)(3)	533,157
1,716,000	5.63%, 06/15/2028(2)	1,505,785
1,547,000	5.88%, 02/15/2026(2)	1,440,195
	FMG Resources August 2006 Pty Ltd.
310,000	4.38%, 04/01/2031(2)	244,807
2,325,000	4.50%, 09/15/2027(2)	2,081,177
19,875,000	5.88%, 04/15/2030(2)	17,639,062
9,565,000	6.13%, 04/15/2032(2)	8,394,244
	Freeport Indonesia PT
1,365,000	4.76%, 04/14/2027(2)	1,226,453
505,000	4.76%, 04/14/2027(4)	453,743
4,074,000	5.32%, 04/14/2032(2)	3,427,253
205,000	5.32%, 04/14/2032(4)	172,456
710,000	6.20%, 04/14/2052(2)	535,056
510,000	Glencore Funding LLC 3.88%, 10/27/2027(2)	459,012
505,000	Nacional del Cobre de Chile Corp. 3.70%, 01/30/2050(2)	320,951
8,355,000	Rio Tinto Finance USA Ltd. 2.75%, 11/02/2051	5,122,347
620,000	Stillwater Mining Co. 4.50%, 11/16/2029(4)	453,096
		94,555,112
	Miscellaneous Manufacturing - 0.3%
	Eaton Corp.
10,155,000	4.15%, 03/15/2033	9,009,365
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Miscellaneous Manufacturing - 0.3% - (continued)
$ 2,480,000	4.70%, 08/23/2052	$ 2,085,814
3,503,000	GE Capital International Funding Co. 4.42%, 11/15/2035	3,098,703
6,006,000	Ingersoll-Rand Luxembourg Finance S.A. 4.50%, 03/21/2049	4,574,033
10,765,000	Parker-Hannifin Corp. 4.50%, 09/15/2029	10,062,559
8,365,000	Siemens Financieringsmaatschappij N.V. 1.70%, 03/11/2028(2)	6,943,464
		35,773,938
	Office/Business Equipment - 0.2%
	CDW LLC / CDW Finance Corp.
5,634,000	3.25%, 02/15/2029	4,606,164
12,485,000	3.28%, 12/01/2028	10,149,641
10,435,000	3.57%, 12/01/2031	8,212,083
1,060,000	Xerox Holdings Corp. 5.00%, 08/15/2025(2)	957,000
		23,924,888
	Oil & Gas - 1.6%
	Aker BP ASA
7,470,000	2.00%, 07/15/2026(2)	6,434,584
8,100,000	3.10%, 07/15/2031(2)	6,350,394
2,920,000	3.75%, 01/15/2030(2)	2,482,294
8,995,000	4.00%, 01/15/2031(2)	7,621,649
	Apache Corp.
3,950,000	4.38%, 10/15/2028	3,529,831
2,550,000	5.10%, 09/01/2040	2,064,786
	BP Capital Markets America, Inc.
7,750,000	2.94%, 06/04/2051	4,790,376
6,170,000	3.00%, 03/17/2052	3,801,547
7,125,000	3.06%, 06/17/2041	4,968,207
11,380,000	3.38%, 02/08/2061	7,191,979
3,945,000	3.63%, 04/06/2030	3,518,836
5,000,000	4.23%, 11/06/2028	4,705,895
	ConocoPhillips Co.
5,325,000	3.80%, 03/15/2052	3,951,049
2,645,000	4.03%, 03/15/2062	1,953,321
	Continental Resources, Inc.
520,000	4.38%, 01/15/2028	466,242
3,355,000	5.75%, 01/15/2031(2)	3,046,161
2,415,000	Coterra Energy, Inc. 3.90%, 05/15/2027(2)	2,224,128
3,345,000	Devon Energy Corp. 7.88%, 09/30/2031	3,678,094
	Diamondback Energy, Inc.
5,995,000	4.25%, 03/15/2052	4,309,373
10,055,000	6.25%, 03/15/2033	10,082,083
6,080,000	Earthstone Energy Holdings LLC 8.00%, 04/15/2027(2)	5,752,227
	Ecopetrol S.A.
3,655,000	4.63%, 11/02/2031	2,520,404
640,000	5.38%, 06/26/2026	580,883
790,000	6.88%, 04/29/2030	650,091
3,550,000	Empresa Nacional del Petroleo 5.25%, 11/06/2029(4)	3,240,835
	Energean Israel Finance Ltd.
1,495,000	4.50%, 03/30/2024(2)(4)	1,424,789
1,395,000	4.88%, 03/30/2026(2)(4)	1,252,013
1,630,000	5.38%, 03/30/2028(2)(4)	1,430,325
150,000	5.88%, 03/30/2031(2)(4)	126,750
	EQT Corp.
210,000	3.13%, 05/15/2026(2)	190,549
1,650,000	3.90%, 10/01/2027	1,484,283
1,650,000	5.70%, 04/01/2028	1,604,872

The accompanying notes are an integral part of these financial statements.
47

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Oil & Gas - 1.6% - (continued)
	Equinor ASA
$ 3,685,000	2.38%, 05/22/2030	$ 3,042,936
3,365,000	3.63%, 04/06/2040	2,610,169
2,055,000	3.70%, 04/06/2050	1,537,408
	Hess Corp.
2,980,000	7.13%, 03/15/2033	3,108,594
10,742,000	7.30%, 08/15/2031	11,347,562
555,000	Kosmos Energy Ltd. 7.13%, 04/04/2026(4)	463,500
	Leviathan Bond Ltd.
705,000	6.13%, 06/30/2025(2)(4)	669,272
1,275,000	6.50%, 06/30/2027(2)(4)	1,188,938
715,000	6.75%, 06/30/2030(2)(4)	637,079
14,745,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	14,425,486
550,000	Medco Bell Pte Ltd. 6.38%, 01/30/2027(4)	439,975
	Occidental Petroleum Corp.
1,980,000	3.20%, 08/15/2026	1,847,083
1,285,000	5.50%, 12/01/2025	1,288,855
1,365,000	5.55%, 03/15/2026	1,385,475
1,234,000	6.38%, 09/01/2028	1,252,352
5,190,000	Ovintiv, Inc. 7.38%, 11/01/2031	5,374,071
1,730,000	Patterson-UTI Energy, Inc. 3.95%, 02/01/2028	1,519,967
	Pertamina Persero PT
550,000	3.65%, 07/30/2029(4)	469,472
1,105,000	4.70%, 07/30/2049(4)	792,747
	Petroleos de Venezuela S.A.
435,000	6.00%, 05/16/2024*(4)(8)	9,788
190,000	9.00%, 11/17/2021*(4)(8)	3,800
630,000	Petroleos del Peru S.A. 5.63%, 06/19/2047(4)	397,804
	Petroleos Mexicanos
1,150,000	6.70%, 02/16/2032	869,688
1,395,000	7.69%, 01/23/2050	908,745
8,305,000	Phillips 66,Co. 3.15%, 12/15/2029(2)	7,013,137
	Qatar Energy
1,535,000	1.38%, 09/12/2026(2)	1,349,348
1,735,000	2.25%, 07/12/2031(2)	1,392,337
4,380,000	3.30%, 07/12/2051(4)	2,972,925
	Range Resources Corp.
1,070,000	4.75%, 02/15/2030(2)(3)	945,891
3,185,000	4.88%, 05/15/2025	3,072,235
	Saudi Arabian Oil Co.
3,145,000	2.88%, 04/16/2024(4)	3,030,893
2,910,000	3.25%, 11/24/2050(4)	1,824,523
4,590,000	3.50%, 04/16/2029(4)	4,073,625
	Shell International Finance B.V.
8,000,000	2.88%, 11/26/2041	5,471,503
8,925,000	3.00%, 11/26/2051	5,709,582
4,199,000	4.00%, 05/10/2046	3,284,363
1,056,000	4.38%, 05/11/2045	871,110
2,320,000	4.55%, 08/12/2043	1,974,103
5,550,000	SM Energy Co. 6.50%, 07/15/2028(3)	5,383,500
5,655,000	Southwestern Energy Co. 4.75%, 02/01/2032	4,881,396
725,000	State Oil Co. of the Azerbaijan Republic 4.75%, 03/13/2023(4)	717,533
	Suncor Energy, Inc.
1,510,000	3.75%, 03/04/2051	1,023,848
3,735,000	4.00%, 11/15/2047	2,689,386
745,000	Thaioil Treasury Center Co., Ltd. 3.75%, 06/18/2050(2)	381,156
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Oil & Gas - 1.6% - (continued)
$ 415,000	Tullow Oil plc 10.25%, 05/15/2026(4)	$ 353,788
2,364,000	Valero Energy Corp. 4.35%, 06/01/2028	2,226,643
		223,662,441
	Oil & Gas Services - 0.2%
3,163,000	Archrock Partners L.P. / Archrock Partners Finance Corp. 6.25%, 04/01/2028(2)	2,941,273
7,240,000	Enerflex Ltd. 9.00%, 10/15/2027(2)	7,043,072
7,675,000	Halliburton Co. 4.85%, 11/15/2035	6,721,567
645,000	USA Compression Partners L.P. / USA Compression Finance Corp. 6.88%, 09/01/2027	615,975
6,700,000	Weatherford International Ltd. 8.63%, 04/30/2030(2)	6,291,300
		23,613,187
	Packaging & Containers - 0.3%
	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
3,795,000	4.13%, 08/15/2026(2)	3,282,675
870,000	5.25%, 04/30/2025(2)	820,367
3,135,000	5.25%, 08/15/2027(2)	2,197,290
	Berry Global, Inc.
950,000	4.88%, 07/15/2026(2)	892,525
2,510,000	5.63%, 07/15/2027(2)	2,380,609
470,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(2)	445,179
1,863,000	Crown Americas LLC / Crown Americas Capital Corp. 4.75%, 02/01/2026	1,783,096
1,335,000	Graphic Packaging International LLC 3.75%, 02/01/2030(2)	1,147,780
1,725,000	Mauser Packaging Solutions Holding Co. 7.25%, 04/15/2025(2)	1,552,668
2,710,000	Owens-Brockway Glass Container, Inc. 6.38%, 08/15/2025(2)	2,527,075
16,225,000	Sealed Air Corp. 1.57%, 10/15/2026(2)	13,578,082
EUR 2,830,000	Silgan Holdings, Inc. 2.25%, 06/01/2028	2,266,993
2,990,000	Titan Holdings II B.V. 5.13%, 07/15/2029(2)	2,312,183
$ 1,590,000	Trivium Packaging Finance B.V. 5.50%, 08/15/2026(2)	1,459,517
		36,646,039
	Pharmaceuticals - 0.9%
	AbbVie, Inc.
16,861,000	2.95%, 11/21/2026	15,391,237
4,630,000	4.05%, 11/21/2039	3,717,993
4,060,000	4.25%, 11/21/2049	3,136,805
7,590,000	4.45%, 05/14/2046	6,047,212
2,840,000	4.63%, 10/01/2042	2,351,474
1,118,000	4.70%, 05/14/2045	925,739
3,702,000	4.85%, 06/15/2044	3,153,579
5,000,000	AstraZeneca plc 4.00%, 09/18/2042	4,091,640
	Bayer U.S. Finance LLC
2,900,000	4.20%, 07/15/2034(2)	2,385,893
7,820,000	4.25%, 12/15/2025(2)	7,471,393
7,435,000	Becton Dickinson and Co. 4.30%, 08/22/2032(3)	6,722,052
	Bristol-Myers Squibb Co.
5,935,000	2.35%, 11/13/2040	3,845,190
10,365,000	3.55%, 03/15/2042	7,885,075
4,655,000	4.25%, 10/26/2049	3,768,745
	Cigna Corp.
1,530,000	1.25%, 03/15/2026	1,335,156

The accompanying notes are an integral part of these financial statements.
48

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Pharmaceuticals - 0.9% - (continued)
$ 3,690,000	4.38%, 10/15/2028	$ 3,472,217
	CVS Health Corp.
4,605,000	4.13%, 04/01/2040	3,593,496
14,295,000	4.78%, 03/25/2038	12,374,320
3,455,000	5.13%, 07/20/2045	2,961,649
	CVS Pass-Through Trust
8,336	6.04%, 12/10/2028	8,203
20,176	6.94%, 01/10/2030	20,569
6,420,000	Johnson & Johnson 3.63%, 03/03/2037	5,467,604
4,920,000	Owens & Minor, Inc. 6.63%, 04/01/2030(2)(3)	4,089,996
4,525,000	Pfizer, Inc. 4.00%, 12/15/2036	3,972,699
	Teva Pharmaceutical Finance Netherlands III B.V.
12,162,000	3.15%, 10/01/2026	10,276,890
8,925,000	4.75%, 05/09/2027	7,876,312
1,135,000	Viatris, Inc. 2.30%, 06/22/2027	933,026
		127,276,164
	Pipelines - 2.2%
1,810,000	AI Candelaria Spain S.A. 5.75%, 06/15/2033(4)	1,175,161
4,450,000	Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.75%, 01/15/2028(2)	4,192,523
	Buckeye Partners L.P.
1,997,000	3.95%, 12/01/2026	1,751,768
1,005,000	4.13%, 03/01/2025(2)	947,223
1,360,000	4.13%, 12/01/2027	1,181,350
3,530,000	4.50%, 03/01/2028(2)	3,062,275
615,000	5.85%, 11/15/2043	460,819
	Cheniere Energy Partners L.P.
1,560,000	4.00%, 03/01/2031	1,315,213
1,564,000	4.50%, 10/01/2029	1,380,230
	DCP Midstream Operating L.P.
3,370,000	5.13%, 05/15/2029	3,162,206
3,625,000	5.38%, 07/15/2025	3,544,797
5,410,000	DT Midstream, Inc. 4.13%, 06/15/2029(2)	4,676,945
7,180,000	Eastern Gas Transmission & Storage, Inc. 3.00%, 11/15/2029	6,037,805
	EIG Pearl Holding S.a.r.l.
2,600,000	3.55%, 08/31/2036(2)	1,995,500
1,230,000	3.55%, 08/31/2036(4)	944,025
4,550,000	4.39%, 11/30/2046(2)	3,094,000
715,000	4.39%, 11/30/2046(4)	486,200
23,150,000	Enbridge, Inc. 2.50%, 08/01/2033(3)	17,256,901
	Energy Transfer L.P.
5,950,000	3.75%, 05/15/2030	5,053,460
5,000,000	4.75%, 01/15/2026	4,790,268
2,275,000	4.90%, 03/15/2035	1,888,989
990,000	4.95%, 06/15/2028	921,810
1,190,000	5.15%, 03/15/2045	923,486
9,000,000	5.25%, 04/15/2029	8,428,456
5,100,000	5.30%, 04/01/2044	3,998,339
4,958,000	5.30%, 04/15/2047	3,880,636
1,065,000	5.35%, 05/15/2045	834,981
7,275,000	6.00%, 06/15/2048	6,097,514
4,045,000	6.13%, 12/15/2045	3,447,924
3,910,000	6.25%, 04/15/2049	3,399,205
	EnLink Midstream LLC
1,050,000	5.38%, 06/01/2029	969,360
4,485,000	5.63%, 01/15/2028(2)(3)	4,298,648
225,000	6.50%, 09/01/2030(2)	221,062
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Pipelines - 2.2% - (continued)
$ 1,094,000	EnLink Midstream Partners L.P. 5.05%, 04/01/2045	$ 794,375
	Enterprise Products Operating LLC
10,000,000	3.13%, 07/31/2029	8,589,780
5,430,000	4.20%, 01/31/2050	3,955,256
2,760,000	4.25%, 02/15/2048	2,038,226
5,745,000	4.80%, 02/01/2049	4,598,498
1,516,000	4.85%, 08/15/2042	1,251,566
	EQM Midstream Partners L.P.
2,644,000	4.50%, 01/15/2029(2)	2,247,400
2,950,000	4.75%, 01/15/2031(2)	2,465,315
795,000	6.00%, 07/01/2025(2)	776,087
2,505,000	6.50%, 07/01/2027(2)	2,442,375
1,500,000	6.50%, 07/15/2048	1,155,000
185,000	7.50%, 06/01/2027(2)	182,688
190,000	7.50%, 06/01/2030(2)	184,775
	Galaxy Pipeline Assets Bidco Ltd.
966,268	1.75%, 09/30/2027(2)	875,918
13,828,290	2.16%, 03/31/2034(2)	11,258,985
1,447,093	2.16%, 03/31/2034(4)	1,178,222
1,585,000	2.63%, 03/31/2036(2)	1,203,771
875,000	2.63%, 03/31/2036(4)	664,542
2,870,594	2.94%, 09/30/2040(4)	2,151,404
1,566,000	3.25%, 09/30/2040(4)	1,106,853
350,000	3.25%, 09/30/2040(2)	247,381
2,730,000	Gray Oak Pipeline LLC 2.00%, 09/15/2023(2)	2,642,240
	MPLX L.P.
3,750,000	4.00%, 02/15/2025	3,605,471
6,490,000	4.25%, 12/01/2027	5,978,937
2,770,000	4.90%, 04/15/2058	1,996,320
14,445,000	4.95%, 09/01/2032	13,054,855
600,000	4.95%, 03/14/2052	460,805
4,780,000	5.20%, 12/01/2047	3,811,534
4,490,000	NGPL PipeCo LLC 3.25%, 07/15/2031(2)	3,502,513
1,165,000	Oleoducto Central S.A. 4.00%, 07/14/2027(4)	948,893
	ONEOK, Inc.
3,125,000	3.10%, 03/15/2030	2,524,151
9,923,000	5.20%, 07/15/2048	7,676,085
7,084,000	6.35%, 01/15/2031	6,983,004
905,000	Peru LNG S.R.L. 5.38%, 03/22/2030(4)	716,760
5,000,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.60%, 11/01/2024(3)	4,784,627
	Sabine Pass Liquefaction LLC
1,345,000	5.00%, 03/15/2027	1,295,823
4,000,000	5.88%, 06/30/2026	3,977,501
5,065,000	Southern Natural Gas Co. LLC 0.63%, 04/28/2023(2)	4,931,292
	Targa Resources Corp.
7,245,000	4.20%, 02/01/2033	6,042,185
2,300,000	4.95%, 04/15/2052	1,719,205
4,520,000	5.20%, 07/01/2027	4,348,726
4,745,000	6.25%, 07/01/2052	4,212,165
5,175,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	5,112,669
	TransCanada PipeLines Ltd.
13,360,000	2.50%, 10/12/2031	10,282,376
995,000	4.25%, 05/15/2028	922,572
5,840,000	4.63%, 03/01/2034	5,088,503
2,870,000	Valero Energy Partners L.P. 4.50%, 03/15/2028	2,700,275

The accompanying notes are an integral part of these financial statements.
49

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Pipelines - 2.2% - (continued)
	Venture Global Calcasieu Pass LLC
$ 3,015,000	3.88%, 08/15/2029(2)	$ 2,600,437
1,470,000	4.13%, 08/15/2031(2)	1,253,219
	Western Midstream Operating L.P.
7,370,000	4.30%, 02/01/2030	6,473,808
1,675,000	5.50%, 02/01/2050	1,304,060
	Williams Cos., Inc.
3,610,000	2.60%, 03/15/2031	2,825,878
505,000	3.75%, 06/15/2027	463,374
4,440,000	4.65%, 08/15/2032	3,991,160
4,145,000	5.10%, 09/15/2045	3,389,987
370,000	5.30%, 08/15/2052	310,498
4,100,000	5.40%, 03/04/2044	3,465,146
3,144,000	6.30%, 04/15/2040	3,020,933
		293,605,483
	Real Estate - 0.0%
	CIFI Holdings Group Co., Ltd.
1,035,000	5.25%, 05/13/2026(4)	68,795
200,000	6.00%, 07/16/2025(4)	13,784
	Country Garden Holdings Co., Ltd.
200,000	4.20%, 02/06/2026(4)	18,603
200,000	5.40%, 05/27/2025(4)	17,804
860,000	5.63%, 01/14/2030(4)	62,020
225,000	6.15%, 09/17/2025(4)	20,731
	Times China Holdings Ltd.
1,440,000	6.20%, 03/22/2026(4)	80,788
575,000	6.75%, 07/08/2025(4)	38,518
1,340,000	Yuzhou Group Holdings Co., Ltd. 7.70%, 02/20/2025*(4)(8)	37,867
		358,910
	Real Estate Investment Trusts - 1.4%
	American Tower Corp.
19,070,000	1.60%, 04/15/2026	16,461,407
24,815,000	1.88%, 10/15/2030	18,254,484
900,000	2.40%, 03/15/2025	832,081
865,000	2.90%, 01/15/2030	704,114
4,700,000	2.95%, 01/15/2051	2,661,943
5,000,000	3.10%, 06/15/2050	2,924,129
1,575,000	3.60%, 01/15/2028	1,394,234
14,080,000	Brixmor Operating Partnership L.P. 4.13%, 05/15/2029	12,053,171
	Crown Castle, Inc.
4,200,000	2.25%, 01/15/2031	3,198,748
35,765,000	2.90%, 03/15/2027	31,519,927
665,000	2.90%, 04/01/2041	418,876
8,745,000	3.20%, 09/01/2024	8,424,855
1,208,000	3.25%, 01/15/2051	735,021
520,000	3.80%, 02/15/2028	468,595
6,557,000	4.15%, 07/01/2050	4,654,125
	Equinix, Inc.
11,210,000	1.45%, 05/15/2026	9,630,400
2,730,000	2.00%, 05/15/2028	2,213,539
2,086,000	3.40%, 02/15/2052	1,306,404
11,800,000	3.90%, 04/15/2032	9,919,772
	GLP Capital L.P. / GLP Financing II, Inc.
5,990,000	3.25%, 01/15/2032	4,465,006
6,715,000	4.00%, 01/15/2031	5,385,526
4,750,000	5.30%, 01/15/2029	4,280,905
5,305,000	5.75%, 06/01/2028	4,922,108
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4,610,000	4.25%, 02/01/2027(2)	3,873,567
1,595,000	5.25%, 10/01/2025(2)	1,470,957
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Real Estate Investment Trusts - 1.4% - (continued)
$ 3,675,000	Realty Income Corp. 3.40%, 01/15/2028	$ 3,293,269
2,550,000	Service Properties Trust 7.50%, 09/15/2025	2,486,250
3,885,000	Simon Property Group L.P. 3.25%, 09/13/2049	2,335,192
5,605,000	UDR, Inc. 2.10%, 08/01/2032	3,949,147
	VICI Properties L.P.
6,660,000	4.95%, 02/15/2030	6,019,322
9,175,000	5.13%, 05/15/2032	8,128,958
1,025,000	VICI Properties L.P. / VICI Note Co., Inc. 4.50%, 01/15/2028(2)	899,254
	Welltower, Inc.
15,360,000	2.75%, 01/15/2032	11,598,507
2,620,000	4.00%, 06/01/2025	2,503,057
		193,386,850
	Retail - 0.8%
	1011778 BC ULC / New Red Finance, Inc.
2,830,000	3.50%, 02/15/2029(2)	2,365,427
4,280,000	3.88%, 01/15/2028(2)	3,766,828
840,000	4.00%, 10/15/2030(2)	680,400
4,020,000	4.38%, 01/15/2028(2)(3)	3,542,625
	Asbury Automotive Group, Inc.
2,154,000	4.63%, 11/15/2029(2)	1,771,665
1,445,000	5.00%, 02/15/2032(2)	1,163,066
	Bath & Body Works, Inc.
3,320,000	5.25%, 02/01/2028(3)	2,936,540
2,190,000	6.63%, 10/01/2030(2)	1,970,190
	FirstCash, Inc.
3,175,000	4.63%, 09/01/2028(2)	2,753,963
790,000	5.63%, 01/01/2030(2)	697,466
	Gap, Inc.
3,245,000	3.63%, 10/01/2029(2)	2,283,669
1,945,000	3.88%, 10/01/2031(2)	1,342,050
1,180,000	Group 1 Automotive, Inc. 4.00%, 08/15/2028(2)	971,219
	Home Depot, Inc.
2,315,000	4.50%, 12/06/2048	1,953,154
1,295,000	4.95%, 09/15/2052	1,159,305
5,215,000	5.88%, 12/16/2036	5,356,552
8,958,000	LBM Acquisition LLC 6.25%, 01/15/2029(2)	6,265,942
735,000	Lithia Motors, Inc. 4.63%, 12/15/2027(2)	654,077
	Lowe's Cos., Inc.
6,275,000	2.80%, 09/15/2041	3,981,209
3,930,000	3.75%, 04/01/2032	3,389,996
9,170,000	5.63%, 04/15/2053	8,225,219
	McDonald's Corp.
4,073,000	3.63%, 09/01/2049	2,860,948
3,615,000	4.60%, 05/26/2045	2,989,872
5,000,000	6.30%, 10/15/2037	5,137,112
746,000	6.30%, 03/01/2038	765,413
6,790,000	Michaels Cos., Inc. 5.25%, 05/01/2028(2)	4,821,375
3,575,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	3,339,247
	PetSmart, Inc. / PetSmart Finance Corp.
7,655,000	4.75%, 02/15/2028(2)	6,988,173
2,350,000	7.75%, 02/15/2029(2)	2,206,556
6,468,000	Specialty Building Products Holdings LLC / SBP Finance Corp. 6.38%, 09/30/2026(2)	5,197,324

The accompanying notes are an integral part of these financial statements.
50

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Retail - 0.8% - (continued)
	SRS Distribution, Inc.
$ 1,915,000	4.63%, 07/01/2028(2)	$ 1,685,200
1,675,000	6.00%, 12/01/2029(2)	1,365,711
7,065,000	Staples, Inc. 7.50%, 04/15/2026(2)	6,136,518
1,865,000	Yum! Brands, Inc. 4.75%, 01/15/2030(2)	1,666,844
		102,390,855
	Semiconductors - 1.3%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
530,000	3.50%, 01/15/2028	465,692
5,000,000	3.88%, 01/15/2027	4,593,635
	Broadcom, Inc.
24,324,000	3.14%, 11/15/2035(2)	16,848,549
7,971,000	3.42%, 04/15/2033(2)	6,050,520
5,255,000	3.50%, 02/15/2041(2)	3,452,444
10,362,000	4.93%, 05/15/2037(2)	8,550,295
1,400,000	Entegris, Inc. 4.38%, 04/15/2028(2)	1,231,370
	Intel Corp.
7,500,000	2.80%, 08/12/2041	4,793,785
15,265,000	4.00%, 08/05/2029	14,088,984
12,555,000	4.90%, 08/05/2052	10,380,848
5,075,000	5.05%, 08/05/2062	4,104,598
26,260,000	Marvell Technology, Inc. 2.45%, 04/15/2028	21,468,951
	Microchip Technology, Inc.
15,455,000	0.97%, 02/15/2024	14,537,128
17,755,000	2.67%, 09/01/2023	17,318,793
	Micron Technology, Inc.
8,695,000	2.70%, 04/15/2032(3)	6,363,869
2,100,000	5.33%, 02/06/2029	1,948,316
9,415,000	6.75%, 11/01/2029	9,418,102
	NVIDIA Corp.
4,590,000	3.50%, 04/01/2050	3,228,680
1,180,000	3.70%, 04/01/2060	801,196
	NXP B.V. / NXP Funding LLC
7,760,000	2.65%, 02/15/2032	5,773,291
14,163,000	4.88%, 03/01/2024	14,001,459
2,525,000	Qorvo, Inc. 3.38%, 04/01/2031(2)	1,900,062
	QUALCOMM, Inc.
3,245,000	4.50%, 05/20/2052	2,678,799
3,676,000	4.80%, 05/20/2045	3,246,948
1,475,000	Sensata Technologies B.V. 5.63%, 11/01/2024(2)	1,463,525
2,285,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,948,519
		180,658,358
	Software - 1.2%
6,505,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030(2)(3)	5,065,769
2,350,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(2)	2,035,688
4,164,000	Dun & Bradstreet Corp. 5.00%, 12/15/2029(2)	3,532,113
	Fair Isaac Corp.
2,141,000	4.00%, 06/15/2028(2)	1,937,262
1,625,000	5.25%, 05/15/2026(2)	1,608,263
	Fiserv, Inc.
13,810,000	2.25%, 06/01/2027	11,939,212
11,730,000	3.20%, 07/01/2026	10,759,697
15,410,000	Microsoft Corp. 2.92%, 03/17/2052	10,356,459
	MSCI, Inc.
2,050,000	3.63%, 09/01/2030(2)	1,712,980
565,000	3.88%, 02/15/2031(2)	476,075
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Software - 1.2% - (continued)
	Open Text Corp.
$ 2,480,000	3.88%, 02/15/2028(2)	$ 2,122,731
2,710,000	3.88%, 12/01/2029(2)	2,157,837
	Open Text Holdings, Inc.
1,625,000	4.13%, 02/15/2030(2)	1,302,031
930,000	4.13%, 12/01/2031(2)	706,010
	Oracle Corp.
8,535,000	2.30%, 03/25/2028	7,137,169
6,000,000	2.65%, 07/15/2026	5,393,436
4,965,000	2.95%, 11/15/2024	4,737,074
10,000,000	3.40%, 07/08/2024	9,698,708
18,317,000	3.60%, 04/01/2040	12,356,111
11,154,000	3.60%, 04/01/2050	6,837,519
2,100,000	3.85%, 07/15/2036	1,569,532
13,440,000	3.85%, 04/01/2060	8,081,700
14,500,000	3.90%, 05/15/2035	11,206,651
16,914,000	3.95%, 03/25/2051	10,994,708
2,860,000	4.00%, 07/15/2046	1,903,695
5,130,000	4.00%, 11/15/2047	3,385,830
205,000	4.13%, 05/15/2045	140,225
4,300,000	6.50%, 04/15/2038	4,129,435
	PTC, Inc.
3,310,000	3.63%, 02/15/2025(2)	3,138,099
2,415,000	4.00%, 02/15/2028(2)	2,188,637
5,105,000	ROBLOX Corp. 3.88%, 05/01/2030(2)	4,211,625
4,050,000	S&P Global, Inc. 3.70%, 03/01/2052(2)	2,934,522
6,460,000	Salesforce, Inc. 2.70%, 07/15/2041	4,414,928
4,095,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(2)	3,812,550
4,145,000	Workday, Inc. 3.50%, 04/01/2027	3,822,319
		167,806,600
	Telecommunications - 2.1%
	Altice France S.A.
2,825,000	5.13%, 07/15/2029(2)	2,127,719
660,000	5.50%, 01/15/2028(2)	529,102
1,230,000	5.50%, 10/15/2029(2)	937,875
4,075,000	8.13%, 02/01/2027(2)	3,733,719
	AT&T, Inc.
19,395,000	1.70%, 03/25/2026	17,096,650
19,013,000	2.55%, 12/01/2033	13,995,505
6,800,000	3.50%, 06/01/2041	4,810,160
20,439,000	3.50%, 09/15/2053	13,037,345
9,502,000	3.55%, 09/15/2055	6,019,533
10,000,000	3.65%, 06/01/2051	6,652,417
17,067,000	3.65%, 09/15/2059	10,716,807
13,720,000	3.80%, 12/01/2057	9,005,445
905,000	4.50%, 05/15/2035	779,103
1,185,000	Bharti Airtel Ltd. 3.25%, 06/03/2031(4)	915,821
	CT Trust
1,090,000	5.13%, 02/03/2032(4)	870,385
1,020,000	5.13%, 02/03/2032(2)	814,489
6,830,000	Embarq Corp. 8.00%, 06/01/2036	2,766,150
	Empresa Nacional de Telecomunicaciones S.A.
1,040,000	3.05%, 09/14/2032(2)	752,450
1,008,000	3.05%, 09/14/2032(4)	729,298
	Frontier Communications Holdings LLC
3,980,000	5.00%, 05/01/2028(2)	3,493,108
1,850,000	5.88%, 10/15/2027(2)	1,712,545
2,103,208	5.88%, 11/01/2029	1,638,431
432,000	6.00%, 01/15/2030(2)	337,824
2,910,000	6.75%, 05/01/2029(2)	2,389,808

The accompanying notes are an integral part of these financial statements.
51

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Telecommunications - 2.1% - (continued)
	Iliad Holding SAS
$ 1,110,000	6.50%, 10/15/2026(2)	$ 1,027,993
730,000	7.00%, 10/15/2028(2)	660,650
EUR 2,775,000	Kaixo Bondco Telecom S.A. 5.13%, 09/30/2029(2)	2,200,770
	Lorca Telecom Bondco S.A.
3,575,000	4.00%, 09/18/2027(2)	3,099,212
975,000	4.00%, 09/18/2027(4)	845,240
	Millicom International Cellular S.A.
$ 635,000	4.50%, 04/27/2031(4)	476,041
295,000	4.50%, 04/27/2031(2)	221,153
643,500	5.13%, 01/15/2028(4)	548,706
603,000	6.25%, 03/25/2029(2)	527,625
16,425,000	NTT Finance Corp. 1.16%, 04/03/2026(2)	14,230,373
	Ooredoo International Finance Ltd.
1,290,000	2.63%, 04/08/2031(2)	1,061,347
400,000	2.63%, 04/08/2031(4)	329,100
	Rogers Communications, Inc.
5,500,000	3.80%, 03/15/2032(2)	4,671,459
3,385,000	4.50%, 03/15/2042(2)	2,674,489
2,098,000	Sprint Corp. 7.13%, 06/15/2024	2,119,664
2,555,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.15%, 09/20/2029(2)	2,485,357
	Telecom Italia Capital S.A.
1,875,000	6.38%, 11/15/2033	1,462,519
585,000	7.20%, 07/18/2036	455,575
570,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(2)	536,239
500,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(2)	450,593
	Telefonica Emisiones S.A.
510,000	4.10%, 03/08/2027	467,609
10,820,000	5.21%, 03/08/2047	8,106,648
	T-Mobile USA, Inc.
2,160,000	2.05%, 02/15/2028	1,792,083
3,975,000	2.25%, 02/15/2026	3,577,619
10,405,000	2.70%, 03/15/2032	8,144,489
10,610,000	3.40%, 10/15/2052	6,859,806
5,000,000	3.50%, 04/15/2025	4,768,485
13,135,000	4.38%, 04/15/2040	10,664,240
7,270,000	5.20%, 01/15/2033(3)	6,951,425
230,000	5.65%, 01/15/2053	211,274
550,000	Tower Bersama Infrastructure Tbk PT 2.75%, 01/20/2026(4)	463,375
	VEON Holdings B.V.
1,120,000	3.38%, 11/25/2027(2)	560,000
860,000	3.38%, 11/25/2027(4)	438,600
725,000	4.00%, 04/09/2025(4)	453,212
	Verizon Communications, Inc.
4,515,000	1.75%, 01/20/2031	3,346,320
15,000,000	2.10%, 03/22/2028	12,581,906
21,910,000	2.36%, 03/15/2032	16,580,701
2,660,000	2.85%, 09/03/2041	1,732,953
10,683,000	2.99%, 10/30/2056	6,117,322
13,220,000	3.40%, 03/22/2041	9,368,573
1,390,000	3.85%, 11/01/2042	1,031,183
8,000,000	3.88%, 03/01/2052(3)	5,628,894
520,000	4.00%, 03/22/2050	379,421
9,585,000	4.13%, 08/15/2046	7,184,240
4,790,000	4.81%, 03/15/2039	4,132,311
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 44.1% - (continued)
	Telecommunications - 2.1% - (continued)
	Vodafone Group plc
$ 7,585,000	5.13%, 06/04/2081, (5.13% fixed rate until 12/04/2050; 5 year USD CMT + 3.073% thereafter)(5)	$ 5,241,538
6,355,000	5.25%, 05/30/2048	5,177,173
	VTR Comunicaciones S.p.A.
1,355,000	5.13%, 01/15/2028(3)(4)	861,747
1,049,000	5.13%, 01/15/2028(2)	667,138
1,750,000	Zayo Group Holdings, Inc. 4.00%, 03/01/2027(2)	1,333,575
		280,769,654
	Toys/Games/Hobbies - 0.0%
	Mattel, Inc.
1,045,000	3.38%, 04/01/2026(2)	953,159
1,040,000	5.88%, 12/15/2027(2)(3)	1,011,400
		1,964,559
	Transportation - 0.2%
8,215,000	Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	6,933,879
4,125,000	Canadian Pacific Railway Co. 1.75%, 12/02/2026	3,584,568
2,520,000	First Student Bidco, Inc. / First Transit Parent, Inc. 4.00%, 07/31/2029(2)	2,047,752
	Norfolk Southern Corp.
5,115,000	4.55%, 06/01/2053	4,142,626
3,734,000	4.65%, 01/15/2046	3,114,953
520,000	Rumo Luxembourg S.a.r.l. 5.25%, 01/10/2028(4)	464,100
	Russian Railways Via RZD Capital plc
200,000	4.38%, 03/01/2024(4)(8)	60,000
675,000	5.70%, 04/05/2022(4)(8)	202,500
	Union Pacific Corp.
890,000	3.38%, 02/14/2042	662,483
1,630,000	3.50%, 02/14/2053	1,136,127
505,000	Western Global Airlines LLC 10.38%, 08/15/2025(2)(3)	424,200
		22,773,188
	Trucking & Leasing - 0.2%
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
10,395,000	1.70%, 06/15/2026(2)	8,887,756
2,000,000	2.70%, 11/01/2024(2)	1,870,581
4,520,000	3.45%, 07/01/2024(2)	4,337,651
12,000,000	3.90%, 02/01/2024(2)	11,691,614
6,420,000	4.40%, 07/01/2027(2)	5,986,901
		32,774,503
	Water - 0.1%
	American Water Capital Corp.
9,451,000	2.80%, 05/01/2030	7,880,626
3,365,000	3.45%, 05/01/2050	2,286,070
6,860,000	4.45%, 06/01/2032	6,319,447
		16,486,143
	Total Corporate Bonds (cost $7,101,935,875)	$ 5,967,452,880
FOREIGN GOVERNMENT OBLIGATIONS - 3.5%
	Angola - 0.1%
	Angolan Government International Bond
4,655,000	8.00%, 11/26/2029(4)	$ 3,778,463
985,000	8.75%, 04/14/2032(2)	793,418

The accompanying notes are an integral part of these financial statements.
52

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Angola - 0.1% - (continued)
$ 1,745,000	8.75%, 04/14/2032(4)	$ 1,405,597
1,855,000	9.38%, 05/08/2048(4)	1,407,574
		7,385,052
	Argentina - 0.1%
	Argentine Republic Government International Bond
24,695,922	0.50%, 07/09/2030(9)	5,201,424
54,027,751	1.50%, 07/09/2035(3)(9)	10,721,819
4,156,000	3.50%, 07/09/2041(9)	991,340
		16,914,583
	Azerbaijan - 0.1%
	Republic of Azerbaijan International Bond
1,820,000	3.50%, 09/01/2032(4)	1,460,295
515,000	4.75%, 03/18/2024(4)	503,561
	Southern Gas Corridor CJSC
1,394,000	6.88%, 03/24/2026(2)	1,369,633
4,495,000	6.88%, 03/24/2026(4)	4,416,427
		7,749,916
	Benin - 0.0%
	Benin Government International Bond
EUR 650,000	4.88%, 01/19/2032(4)	438,817
2,030,000	4.95%, 01/22/2035(2)	1,238,234
750,000	4.95%, 01/22/2035(4)	457,476
		2,134,527
	Bermuda - 0.0%
	Bermuda Government International Bond
$ 325,000	3.38%, 08/20/2050(2)	206,360
835,000	3.38%, 08/20/2050(4)	530,186
1,115,000	3.72%, 01/25/2027(4)	1,038,065
1,525,000	4.75%, 02/15/2029(2)	1,450,390
1,445,000	5.00%, 07/15/2032(2)	1,338,844
		4,563,845
	Brazil - 0.0%
	Brazilian Government International Bond
4,000,000	4.75%, 01/14/2050	2,674,104
2,833,000	5.00%, 01/27/2045	2,034,780
		4,708,884
	Bulgaria - 0.0%
	Bulgaria Government International Bond
EUR 615,000	0.38%, 09/23/2030(4)	421,552
2,395,000	1.38%, 09/23/2050(4)	1,136,092
1,075,000	3.13%, 03/26/2035(4)	841,672
		2,399,316
	Chile - 0.2%
	Chile Government International Bond
$ 1,120,000	2.55%, 01/27/2032(3)	880,891
23,870,000	2.55%, 07/27/2033	17,810,451
305,000	2.75%, 01/31/2027	274,614
7,035,000	3.10%, 05/07/2041	4,638,254
7,570,000	4.00%, 01/31/2052	5,356,077
		28,960,287
	Colombia - 0.2%
	Colombia Government International Bond
7,160,000	3.00%, 01/30/2030	5,054,280
14,520,000	3.13%, 04/15/2031	9,937,336
3,790,000	3.25%, 04/22/2032	2,519,590
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Colombia - 0.2% - (continued)
$ 4,655,000	4.13%, 02/22/2042	$ 2,620,780
4,560,000	4.50%, 03/15/2029	3,672,356
2,310,000	5.00%, 06/15/2045	1,405,467
3,570,000	5.63%, 02/26/2044	2,315,271
		27,525,080
	Costa Rica - 0.0%
865,000	Costa Rica Government International Bond 4.38%, 04/30/2025(4)	834,754
	Croatia - 0.1%
	Croatia Government International Bond
EUR 12,125,000	1.13%, 06/19/2029(4)	10,084,711
650,000	1.13%, 03/04/2033(4)	468,541
3,660,000	1.50%, 06/17/2031(4)	2,924,340
3,950,000	1.75%, 03/04/2041(4)	2,586,516
		16,064,108
	Dominican Republic - 0.3%
	Dominican Republic International Bond
$ 1,245,000	4.50%, 01/30/2030(4)	998,099
791,000	4.88%, 09/23/2032(2)	609,504
9,015,000	4.88%, 09/23/2032(4)	6,946,491
1,960,000	5.30%, 01/21/2041(4)	1,350,559
695,000	5.50%, 01/27/2025(4)	680,337
3,765,000	5.50%, 02/22/2029(2)	3,295,960
6,390,000	5.50%, 02/22/2029(4)	5,593,939
8,458,000	5.88%, 01/30/2060(4)	5,562,420
1,060,000	5.95%, 01/25/2027(4)	989,671
5,945,000	6.00%, 02/22/2033(2)	4,980,134
1,680,000	6.00%, 02/22/2033(4)	1,407,338
3,833,000	6.40%, 06/05/2049(4)	2,761,724
1,365,000	6.88%, 01/29/2026(4)	1,341,993
		36,518,169
	Ecuador - 0.0%
	Ecuador Government International Bond
2,133,000	1.50%, 07/31/2040(4)(9)	704,258
6,270,543	2.50%, 07/31/2035(4)(9)	2,291,854
		2,996,112
	Egypt - 0.2%
	Egypt Government International Bond
EUR 240,000	5.63%, 04/16/2030(4)	143,091
250,000	5.63%, 04/16/2030(2)	149,053
$ 1,875,000	5.80%, 09/30/2027(4)	1,363,687
5,470,000	6.59%, 02/21/2028(4)	3,921,399
6,835,000	7.30%, 09/30/2033(4)	4,263,345
3,160,000	7.90%, 02/21/2048(4)	1,783,150
11,370,000	8.50%, 01/31/2047(4)	6,702,842
2,886,000	8.70%, 03/01/2049(4)	1,717,170
715,000	8.88%, 05/29/2050(4)	423,692
		20,467,429
	Ethiopia - 0.0%
3,062,000	Ethiopia International Bond 6.63%, 12/11/2024(4)	1,564,804
	Gabon - 0.1%
	Gabon Government International Bond
750,000	6.63%, 02/06/2031(4)	524,715
515,000	6.63%, 02/06/2031(2)	360,304
4,400,000	6.95%, 06/16/2025(4)	3,963,784
1,650,000	7.00%, 11/24/2031(2)	1,147,658
495,000	7.00%, 11/24/2031(4)	344,297
		6,340,758

The accompanying notes are an integral part of these financial statements.
53

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Hungary - 0.2%
	Hungary Government International Bond
EUR 255,000	1.63%, 04/28/2032(4)	$ 170,859
30,000	1.75%, 06/05/2035(4)	18,114
$ 8,470,000	2.13%, 09/22/2031(4)	6,055,914
7,685,000	5.25%, 06/16/2029(2)	7,065,589
200,000	5.25%, 06/16/2029(4)	183,880
7,555,000	5.50%, 06/16/2034(2)	6,495,789
		19,990,145
	Indonesia - 0.1%
	Indonesia Government International Bond
EUR 460,000	1.10%, 03/12/2033	297,732
$ 2,095,000	1.85%, 03/12/2031	1,601,180
1,310,000	3.40%, 09/18/2029	1,152,624
200,000	4.20%, 10/15/2050	149,980
2,055,000	4.30%, 03/31/2052	1,561,573
2,295,000	4.35%, 01/08/2027(4)	2,201,606
1,790,000	4.35%, 01/11/2048	1,393,841
1,730,000	4.75%, 02/11/2029	1,657,879
		10,016,415
	Ivory Coast - 0.0%
	Ivory Coast Government International Bond
EUR 2,555,000	4.88%, 01/30/2032(4)	1,768,545
356,000	5.25%, 03/22/2030(2)	268,408
350,000	5.25%, 03/22/2030(4)	263,884
1,575,000	5.88%, 10/17/2031(4)	1,178,266
135,000	6.88%, 10/17/2040(4)	89,054
		3,568,157
	Mexico - 0.2%
	Mexico Government International Bond
$ 1,665,000	3.50%, 02/12/2034	1,278,649
200,000	4.35%, 01/15/2047	140,728
1,348,000	4.40%, 02/12/2052	926,938
16,898,000	4.50%, 01/31/2050	12,079,526
2,432,000	4.60%, 01/23/2046	1,782,093
785,000	4.88%, 05/19/2033	693,408
10,090,000	5.00%, 04/27/2051	7,676,235
		24,577,577
	Mongolia - 0.0%
	Mongolia Government International Bond
600,000	3.50%, 07/07/2027(4)	408,032
630,000	5.13%, 04/07/2026(4)	481,987
1,191,000	5.63%, 05/01/2023(4)	1,122,517
		2,012,536
	North Macedonia - 0.0%
	North Macedonia Government International Bond
EUR 1,480,000	1.63%, 03/10/2028(2)	1,093,154
1,455,000	1.63%, 03/10/2028(4)	1,074,689
2,045,000	3.68%, 06/03/2026(2)	1,781,486
825,000	3.68%, 06/03/2026(4)	718,692
		4,668,021
	Oman - 0.2%
	Oman Government International Bond
$ 760,000	4.75%, 06/15/2026(4)	718,361
5,005,000	4.88%, 02/01/2025(4)	4,862,307
2,010,000	5.38%, 03/08/2027(4)	1,915,426
3,675,000	5.63%, 01/17/2028(4)	3,500,842
1,470,000	6.00%, 08/01/2029(4)	1,395,271
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Oman - 0.2% - (continued)
$ 640,000	6.25%, 01/25/2031(2)	$ 609,600
3,850,000	6.25%, 01/25/2031(4)	3,667,125
775,000	6.50%, 03/08/2047(4)	637,588
5,534,000	6.75%, 01/17/2048(4)	4,641,643
400,000	7.00%, 01/25/2051(2)	340,779
3,630,000	7.00%, 01/25/2051(4)	3,092,571
		25,381,513
	Panama - 0.1%
	Panama Government International Bond
2,580,000	2.25%, 09/29/2032	1,806,731
7,345,000	3.16%, 01/23/2030	6,028,867
2,243,000	4.30%, 04/29/2053	1,471,963
10,495,000	4.50%, 04/16/2050	7,188,102
1,990,000	4.50%, 04/01/2056	1,315,417
		17,811,080
	Peru - 0.2%
	Peruvian Government International Bond
17,230,000	2.78%, 01/23/2031	13,595,565
6,000,000	3.00%, 01/15/2034	4,497,845
751,000	7.35%, 07/21/2025	781,601
		18,875,011
	Philippines - 0.0%
	Philippine Government International Bond
1,115,000	3.23%, 03/29/2027	1,027,086
675,000	5.95%, 10/13/2047	661,320
		1,688,406
	Qatar - 0.1%
	Qatar Government International Bond
600,000	3.40%, 04/16/2025(4)	578,507
13,270,000	4.40%, 04/16/2050(4)	11,146,800
6,790,000	4.82%, 03/14/2049(4)	6,043,426
550,000	5.10%, 04/23/2048(2)	511,500
		18,280,233
	Romania - 0.1%
	Romanian Government International Bond
EUR 460,000	1.38%, 12/02/2029(2)	309,746
1,950,000	1.38%, 12/02/2029(4)	1,313,055
680,000	1.75%, 07/13/2030(2)	455,287
2,005,000	2.00%, 04/14/2033(2)	1,205,905
1,740,000	2.00%, 04/14/2033(4)	1,046,521
$ 2,126,000	3.00%, 02/14/2031(4)	1,570,349
706,000	3.63%, 03/27/2032(4)	520,025
3,116,000	5.25%, 11/25/2027(2)	2,858,095
7,992,000	6.00%, 05/25/2034(2)	6,734,379
150,000	6.00%, 05/25/2034(4)	126,396
		16,139,758
	Russia - 0.1%
16,800,000	Russian Foreign Bond - Eurobond 5.10%, 03/28/2035(4)(8)	7,056,000
	Saudi Arabia - 0.3%
	Saudi Government International Bond
2,290,000	3.25%, 11/17/2051(2)	1,472,681
15,135,000	3.25%, 11/17/2051(4)	9,733,197
430,000	3.45%, 02/02/2061(4)	275,587
4,000,000	3.75%, 01/21/2055(4)	2,785,000
5,645,000	4.50%, 10/26/2046(4)	4,491,162

The accompanying notes are an integral part of these financial statements.
54

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Saudi Arabia - 0.3% - (continued)
$ 4,325,000	5.00%, 04/17/2049(4)	$ 3,676,250
21,175,000	5.50%, 10/25/2032(2)	21,439,688
		43,873,565
	South Africa - 0.1%
	Republic of South Africa Government International Bond
3,745,000	4.30%, 10/12/2028	3,193,961
385,000	4.85%, 09/30/2029	326,288
8,325,000	5.75%, 09/30/2049	5,521,972
1,115,000	5.88%, 06/22/2030	987,779
1,095,000	5.88%, 04/20/2032	935,480
		10,965,480
	Sri Lanka - 0.0%
	Sri Lanka Government International Bond
200,000	5.75%, 04/18/2023(4)(8)	44,936
1,930,000	6.20%, 05/11/2027(4)(8)	425,251
200,000	6.35%, 06/28/2024(4)(8)	44,980
2,385,000	6.75%, 04/18/2028(4)(8)	525,450
6,205,000	7.55%, 03/28/2030(4)(8)	1,370,497
400,000	7.85%, 03/14/2029(4)(8)	88,529
		2,499,643
	Turkey - 0.3%
	Turkey Government International Bond
1,405,000	4.25%, 03/13/2025	1,271,205
14,645,000	4.88%, 10/09/2026	12,442,978
14,250,000	5.13%, 02/17/2028	11,497,356
2,710,000	5.25%, 03/13/2030	2,022,749
3,575,000	5.88%, 06/26/2031	2,691,260
405,000	5.95%, 01/15/2031	309,728
940,000	6.00%, 03/25/2027	818,824
1,750,000	6.00%, 01/14/2041	1,127,140
		32,181,240
	Ukraine - 0.0%
	Ukraine Government International Bond
8,500,000	6.88%, 05/21/2031(2)(8)	1,231,437
2,825,000	6.88%, 05/21/2031(4)(8)	409,272
4,854,000	7.25%, 03/15/2035(2)(8)	724,459
4,330,000	7.38%, 09/25/2034(4)(8)	648,959
910,000	7.75%, 09/01/2024(4)(8)	224,543
2,720,000	7.75%, 09/01/2026(4)(8)	448,460
155,000	7.75%, 09/01/2028(2)(8)	27,513
5,190,000	7.75%, 09/01/2028(4)(8)	921,225
2,629,000	7.75%, 09/01/2029(4)(8)	459,746
		5,095,614
	United Arab Emirates - 0.1%
	Abu Dhabi Government International Bond
305,000	2.70%, 09/02/2070(4)	171,562
1,200,000	3.00%, 09/15/2051(2)	774,984
5,600,000	3.00%, 09/15/2051(4)	3,616,592
755,000	3.13%, 09/30/2049(4)	507,768
430,000	4.13%, 10/11/2047(4)	348,300
3,860,000	Emirate of Dubai Government International Bonds 3.90%, 09/09/2050(4)	2,512,744
	UAE International Government Bond
2,040,000	4.05%, 07/07/2032(2)	1,895,160
2,820,000	4.95%, 07/07/2052(2)	2,559,150
		12,386,260
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.5% - (continued)
	Uruguay - 0.0%
$ 1,820,000	Uruguay Government International Bond 5.75%, 10/28/2034	$ 1,855,848
	Venezuela - 0.0%
	Venezuela Government International Bond
1,015,000	7.00%, 12/01/2018*(4)(8)	58,363
3,170,000	7.00%, 03/31/2038*(4)(8)	213,975
340,000	7.65%, 04/21/2025*(4)(8)	22,950
4,765,000	7.75%, 10/13/2019*(4)(8)	273,987
11,937,200	9.00%, 05/07/2023*(4)(8)	686,389
		1,255,664
	Total Foreign Government Obligations (cost $625,517,288)	$ 467,305,790
MUNICIPAL BONDS - 0.2%
	General - 0.0%
4,315,000	Sales Tax Securitization Corp. 4.64%, 01/01/2040	$ 3,861,901
	General Obligation - 0.1%
8,435,000	State of Illinois, GO 5.10%, 06/01/2033	7,882,461
	Higher Education - 0.1%
12,000,000	Rutgers The State University of New Jersey Rev 3.92%, 05/01/2119	7,809,978
5,660,000	University of California, CA, Rev 1.32%, 05/15/2027	4,786,496
		12,596,474
	Transportation - 0.0%
5,015,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	3,964,180
1,510,000	Port Auth of New York & New Jersey Rev 4.46%, 10/01/2062	1,224,723
		5,188,903
	Total Municipal Bonds (cost $36,603,142)	$ 29,529,739
SENIOR FLOATING RATE INTERESTS - 0.1%(10)
	Entertainment - 0.0%
	Crown Finance U.S., Inc.
100,877	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(11)(12)	$ 100,689
1,200,441	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	1,198,196
		1,298,885
	Oil & Gas - 0.0%
808,888	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%	795,242
	Packaging & Containers - 0.0%
2,394,000	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%	2,302,549
	Pharmaceuticals - 0.0%
616,900	Owens & Minor, Inc. 7.66%, 03/29/2029, 1 mo. USD LIBOR + 3.750%	602,508

The accompanying notes are an integral part of these financial statements.
55

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 0.1%(10) - (continued)
	Software - 0.1%
$ 6,828	Ascend Learning LLC 7.13%, 12/11/2028, (0.00% fixed rate until 12/11/2027; 1 mo. USD LIBOR + 3.500% thereafter)	$ 6,219
3,020,141	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	2,968,799
3,670,800	McAfee LLC 6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	3,351,917
		6,326,935
	Total Senior Floating Rate Interests (cost $11,624,898)	$ 11,326,119
U.S. GOVERNMENT SECURITIES - 3.3%
	U.S. Treasury Securities - 3.3%
	U.S. Treasury Bonds - 1.0%
4,055,000	1.13%, 08/15/2040(13)	$ 2,388,965
44,140,000	1.75%, 08/15/2041	28,692,724
60,100,000	2.38%, 02/15/2042	43,713,360
34,200,000	2.75%, 08/15/2042	26,332,664
28,100,000	3.25%, 05/15/2042	23,674,250
5,890,000	4.25%, 11/15/2040(13)	5,792,907
		130,594,870
	U.S. Treasury Notes - 2.3%
136,000,000	0.25%, 06/30/2025(13)(14)	121,948,438
20,000,000	1.00%, 12/15/2024	18,602,344
55,000,000	2.75%, 04/30/2027	51,521,679
46,575,000	2.75%, 07/31/2027	43,523,974
30,000,000	3.00%, 07/31/2024	29,191,406
13,005,000	3.50%, 09/15/2025	12,672,763
34,625,000	4.25%, 09/30/2024	34,438,350
3,830,000	6.25%, 05/15/2030(13)	4,334,034
		316,232,988
	Total U.S. Government Securities (cost $482,326,660)	$ 446,827,858
COMMON STOCKS - 45.4%
	Banks - 3.3%
1,215,967	JP Morgan Chase & Co.	$ 153,065,926
572,912	M&T Bank Corp.	96,461,194
240,845	PNC Financial Services Group, Inc.	38,975,946
724,009	Royal Bank of Canada	66,988,171
1,912,490	Truist Financial Corp.	85,660,427
		441,151,664
	Capital Goods - 5.1%
644,809	Eaton Corp. plc	96,766,487
728,983	Emerson Electric Co.	63,129,928
474,116	General Dynamics Corp.	118,434,177
396,923	Honeywell International, Inc.	80,980,230
1,913,262	Johnson Controls International plc	110,663,074
352,101	L3Harris Technologies, Inc.	86,782,333
666,229	Raytheon Technologies Corp.	63,171,834
617,624	Siemens AG	67,450,074
		687,378,137
	Consumer Services - 0.5%
520,329	Darden Restaurants, Inc.	74,479,893
	Diversified Financials - 3.6%
1,624,475	Ares Management Corp. Class A	123,183,939
814,167	Blackstone, Inc. Class A	74,203,180
Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.4% - (continued)
	Diversified Financials - 3.6% - (continued)
2,170,407	Equitable Holdings, Inc.	$ 66,457,862
183,509	Goldman Sachs Group, Inc.	63,220,686
1,969,662	Morgan Stanley	161,847,127
		488,912,794
	Energy - 4.2%
1,472,638	ConocoPhillips	185,684,926
3,773,095	Coterra Energy, Inc.	117,456,447
924,533	EOG Resources, Inc.	126,217,245
3,816	Foresight Energy LLC*	41,976
604,531	Phillips 66	63,046,538
1,696,173	TC Energy Corp.	74,502,875
		566,950,007
	Food & Staples Retailing - 0.5%
809,968	Sysco Corp.	70,110,830
	Food, Beverage & Tobacco - 2.4%
806,759	Archer-Daniels-Midland Co.	78,239,488
922,549	Kellogg Co.	70,870,214
999,408	Mondelez International, Inc. Class A	61,443,604
1,239,297	Philip Morris International, Inc.	113,829,429
		324,382,735
	Health Care Equipment & Services - 1.4%
924,640	CVS Health Corp.	87,563,408
1,095,044	Medtronic plc	95,641,143
		183,204,551
	Household & Personal Products - 1.3%
525,359	Kimberly-Clark Corp.	65,386,181
2,450,425	Unilever plc ADR	111,518,842
		176,905,023
	Insurance - 2.0%
504,922	Chubb Ltd.	108,502,689
2,268,825	MetLife, Inc.	166,100,678
		274,603,367
	Materials - 1.7%
1,156,526	LyondellBasell Industries N.V. Class A	88,416,412
747,977	PPG Industries, Inc.	85,404,014
1,184,237	Rio Tinto plc ADR(3)	63,179,044
		236,999,470
	Media & Entertainment - 0.7%
2,864,573	Comcast Corp. Class A	90,921,547
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
1,598,448	AstraZeneca plc ADR	94,004,727
148,320	Eli Lilly & Co.	53,705,189
1,204,928	Johnson & Johnson	209,621,324
1,992,122	Merck & Co., Inc.	201,602,747
4,384,455	Pfizer, Inc.	204,096,380
257,678	Roche Holding AG	85,497,076
		848,527,443
	Real Estate - 2.0%
787,683	Crown Castle, Inc. REIT	104,966,637
2,136,795	Gaming and Leisure Properties, Inc. REIT	107,096,165
902,615	Welltower, Inc. REIT	55,095,620
		267,158,422
	Retailing - 1.9%
524,013	Home Depot, Inc.	155,175,970
1,425,481	TJX Cos., Inc.	102,777,180
		257,953,150

The accompanying notes are an integral part of these financial statements.
56

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 45.4% - (continued)
	Semiconductors & Semiconductor Equipment - 2.4%
650,493	Analog Devices, Inc.	$ 92,773,311
127,343	Broadcom, Inc.	59,866,491
379,051	NXP Semiconductors N.V.	55,371,770
513,856	QUALCOMM, Inc.	60,460,297
360,917	Texas Instruments, Inc.	57,974,098
		326,445,967
	Software & Services - 0.4%
716,138	Fidelity National Information Services, Inc.	59,432,293
	Technology Hardware & Equipment - 1.7%
3,201,781	Cisco Systems, Inc.	145,456,911
2,699,589	Corning, Inc.	86,845,778
		232,302,689
	Telecommunication Services - 0.0%
70,071	Frontier Communications Parent, Inc.*	1,641,063
	Transportation - 0.5%
529,094	Canadian National Railway Co.	62,682,696
	Utilities - 3.5%
1,188,597	American Electric Power Co., Inc.	104,501,448
656,469	Duke Energy Corp.	61,169,781
3,230,181	Exelon Corp.	124,652,685
1,053,602	NextEra Energy, Inc.	81,654,155
647,526	Sempra Energy	97,737,575
		469,715,644
	Total Common Stocks (cost $4,975,617,350)	$ 6,141,859,385
ESCROWS - 0.2%(15)
	Media & Entertainment - 0.0%
5,050,000	Scripps Escrow, Inc. Expires 07/15/2027(2)	$ 4,575,047
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
1,030,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(2)	804,688
	Semiconductors & Semiconductor Equipment - 0.2%
23,780,000	Entegris Escrow Corp. Expires 04/15/2029(2)	21,019,435
	Total Escrows (cost $29,473,469)	$ 26,399,170
PREFERRED STOCKS - 0.2%
	Banks - 0.1%
770,000	Bank of America Corp., 4.13%(3)(6)	$ 12,543,300
	Diversified Financials - 0.1%
900,000	Charles Schwab Corp., 4.45%(3)(6)	16,533,000
	Total Preferred Stocks (cost $41,750,000)	$ 29,076,300
	Total Long-Term Investments (cost $13,314,971,046)	$ 13,129,414,972
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.3%
$ 306,271,453	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $306,297,061; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $20,565,817 and collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $291,831,116		$ 306,271,453
	Securities Lending Collateral - 0.5%
11,612,682	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(16)		11,612,682
38,708,940	HSBC US Government Money Market Fund, 3.09%(16)		38,708,940
11,612,682	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(16)		11,612,682
11,612,682	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(16)		11,612,682
			73,546,986
	Total Short-Term Investments (cost $379,818,439)		$ 379,818,439
	Total Investments (cost $13,694,789,485)	99.9%	$ 13,509,233,411
	Other Assets and Liabilities	0.1%	19,314,952
	Total Net Assets	100.0%	$ 13,528,548,363
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security is a zero-coupon bond.

The accompanying notes are an integral part of these financial statements.
57

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $1,686,427,295, representing 12.5% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $300,016,779, representing 2.2% of net assets.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(7)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(8)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(12)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $100,689, which represents to 0.0% of total net assets.
(13)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $9,292,790.
(14)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of October 31, 2022, the market value of securities pledged was $10,401,484.
(15)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(16)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Euro-Schatz Future	23	12/08/2022	$ 2,430,605	$ 2,203
U.S. Treasury 2-Year Note Future	938	12/30/2022	191,711,078	(3,633,712)
U.S. Treasury 5-Year Note Future	2,452	12/30/2022	261,367,875	(8,102,241)
U.S. Treasury Ultra Bond Future	1,180	12/20/2022	150,634,375	(19,633,636)
Total				$ (31,367,386)
Short position contracts:
Euro BUXL 30-Year Bond Future	18	12/08/2022	$ 2,565,457	$ 270,951
Euro-BOBL Future	125	12/08/2022	14,782,980	390,911
Euro-BUND Future	108	12/08/2022	14,775,835	675,318
U.S. Treasury 10-Year Note Future	2,378	12/20/2022	262,991,938	13,475,161
U.S. Treasury 10-Year Ultra Future	1,245	12/20/2022	144,400,547	9,403,533
The accompanying notes are an integral part of these financial statements.
58

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
U.S. Treasury Long Bond Future	8	12/20/2022	$ 964,000	$ 7,292
Total				$ 24,223,166
Total futures contracts				$ (7,144,220)

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.39.V1	USD	475,000	5.00%	12/20/2027	Quarterly	$ (12,092)	$ (367)	$ 11,725
CDX.NA.IG.35.V1	USD	148,065,000	1.00%	12/20/2025	Quarterly	2,104,795	1,850,371	(254,424)
CDX.NA.IGS.38.V1	USD	159,660,000	1.00%	06/20/2027	Quarterly	1,244,054	1,397,894	153,840
Total						$ 3,336,757	$ 3,247,898	$ (88,859)
Credit default swaps on single-name issues:
Sell protection:
Republic of Turkey (B+)	USD	6,290,000	1.00%	06/20/2027	Quarterly	$ (1,116,491)	$ (1,221,710)	$ (105,219)
Total						$ (1,116,491)	$ (1,221,710)	$ (105,219)
Total centrally cleared credit default swap contracts						$ 2,220,266	$ 2,026,188	$ (194,078)

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
2,015,000	BRL	386,994	USD	CBK	12/02/2022	$ 286
3,767,000	EUR	3,704,172	USD	UBS	12/21/2022	35,088
1,412,000	EUR	1,367,220	USD	BNP	12/21/2022	34,383
1,170,000	EUR	1,146,479	USD	CBA	12/21/2022	14,906
3,688,000	EUR	3,647,374	USD	MSC	12/21/2022	13,468
799,000	EUR	781,436	USD	GSC	12/21/2022	11,680
409,000	EUR	400,028	USD	BMO	12/21/2022	5,961
346,000	EUR	342,830	USD	TDB	12/21/2022	622
330,000	EUR	326,969	USD	SCB	12/21/2022	601
1,082,000	EUR	1,074,150	USD	JPM	12/21/2022	(118)
1,036,000	EUR	1,029,947	USD	SSG	12/21/2022	(1,575)
298,000	EUR	299,074	USD	BOA	12/21/2022	(3,269)
941,000	EUR	938,673	USD	BCLY	12/21/2022	(4,601)
1,087,000	EUR	1,095,347	USD	DEUT	12/21/2022	(16,351)
380,296	USD	2,015,000	BRL	CBK	12/02/2022	(6,984)
20,986,105	USD	21,235,000	EUR	UBS	11/30/2022	(44,056)
47,873,320	USD	47,561,000	EUR	DEUT	12/21/2022	662,546
427,055	USD	425,000	EUR	MSC	12/21/2022	5,185
680,062	USD	683,000	EUR	BCLY	12/21/2022	2,091
463,601	USD	467,000	EUR	SSG	12/21/2022	40
744,450	USD	751,000	EUR	RBC	12/21/2022	(1,020)
308,624	USD	312,000	EUR	UBS	12/21/2022	(1,078)
153,639	USD	159,000	EUR	CBA	12/21/2022	(4,191)
18,138	USD	16,000	GBP	BCLY	11/30/2022	(226)
Total foreign currency contracts						$ 703,388
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
59

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Convertible Bonds	$ 9,637,731	$ —	$ 9,637,731	$ —
Corporate Bonds	5,967,452,880	—	5,967,452,880	—
Foreign Government Obligations	467,305,790	—	467,305,790	—
Municipal Bonds	29,529,739	—	29,529,739	—
Senior Floating Rate Interests	11,326,119	—	11,326,119	—
U.S. Government Securities	446,827,858	—	446,827,858	—
Common Stocks
Banks	441,151,664	441,151,664	—	—
Capital Goods	687,378,137	619,928,063	67,450,074	—
Consumer Services	74,479,893	74,479,893	—	—
Diversified Financials	488,912,794	488,912,794	—	—
Energy	566,950,007	566,908,031	41,976	—
Food & Staples Retailing	70,110,830	70,110,830	—	—
Food, Beverage & Tobacco	324,382,735	324,382,735	—	—
Health Care Equipment & Services	183,204,551	183,204,551	—	—
Household & Personal Products	176,905,023	176,905,023	—	—
Insurance	274,603,367	274,603,367	—	—
Materials	236,999,470	236,999,470	—	—
Media & Entertainment	90,921,547	90,921,547	—	—
Pharmaceuticals, Biotechnology & Life Sciences	848,527,443	763,030,367	85,497,076	—
Real Estate	267,158,422	267,158,422	—	—
Retailing	257,953,150	257,953,150	—	—
Semiconductors & Semiconductor Equipment	326,445,967	326,445,967	—	—
Software & Services	59,432,293	59,432,293	—	—
Technology Hardware & Equipment	232,302,689	232,302,689	—	—
Telecommunication Services	1,641,063	1,641,063	—	—
Transportation	62,682,696	62,682,696	—	—
Utilities	469,715,644	469,715,644	—	—
Escrows	26,399,170	—	26,399,170	—
Preferred Stocks	29,076,300	29,076,300	—	—
Short-Term Investments	379,818,439	73,546,986	306,271,453	—
Foreign Currency Contracts(2)	786,857	—	786,857	—
Futures Contracts(2)	24,225,369	24,225,369	—	—
Swaps - Credit Default(2)	165,565	—	165,565	—
Total	$ 13,534,411,202	$ 6,115,718,914	$ 7,418,692,288	$ —
Liabilities
Foreign Currency Contracts(2)	$ (83,469)	$ —	$ (83,469)	$ —
Futures Contracts(2)	(31,369,589)	(31,369,589)	—	—
Swaps - Credit Default(2)	(359,643)	—	(359,643)	—
Total	$ (31,812,701)	$ (31,369,589)	$ (443,112)	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
60

Hartford AARP Balanced Retirement Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.7%
	Asset-Backed - Finance & Insurance - 1.5%
$ 250,000	Bain Capital Credit CLO Ltd. 6.47%, 10/23/2034, 3 mo. USD LIBOR + 2.150%(1)(2)	$ 225,465
250,000	Carlyle Global Market Strategies CLO Ltd. 5.88%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	225,082
190,000	Cologix Data Centers US Issuer LLC 3.30%, 12/26/2051(1)	163,642
40,000	Hotwire Funding LLC 2.31%, 11/20/2051(1)	34,105
250,000	Octagon Investment Partners Ltd. 6.29%, 07/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	233,007
250,000	Race Point CLO Ltd. 5.03%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	230,466
60,000	VB-S1 Issuer LLC 3.16%, 02/15/2052(1)	53,970
		1,165,737
	Asset-Backed - Home Equity - 0.3%
	FirstKey Homes Trust
120,000	1.67%, 10/19/2037(1)	103,811
210,000	3.02%, 10/19/2037(1)	179,781
		283,592
	Commercial Mortgage-Backed Securities - 6.7%
	Bank
910,800	0.49%, 08/15/2061(3)(4)	17,206
65,000	2.34%, 03/15/2063	46,709
145,000	4.83%, 08/15/2055(4)	128,990
45,000	Barclays Commercial Mortgage Trust 3.66%, 04/15/2055(4)	38,557
	Benchmark Mortgage Trust
921,498	0.51%, 07/15/2051(3)(4)	16,056
3,162,553	1.22%, 03/15/2062(3)(4)	166,823
99,627	1.79%, 07/15/2053(3)(4)	7,964
90,000	3.21%, 09/15/2053	64,541
98,000	3.79%, 04/15/2055(4)	84,469
225,000	3.97%, 04/10/2051	213,804
40,000	BFLD Trust 5.46%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	39,507
	BX Commercial Mortgage Trust
153,000	4.86%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	146,488
127,500	5.41%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	122,047
	BX Trust
100,000	6.30%, 10/13/2027	98,963
100,000	6.79%, 10/13/2027	98,872
100,000	9.71%, 08/15/2039, 1 mo. USD SOFR + 6.337%(1)(2)	99,532
	CD Mortgage Trust
2,744,499	0.97%, 02/10/2050(3)(4)	85,324
295,018	2.46%, 08/10/2049	265,262
359,978	Citigroup Commercial Mortgage Trust 3.46%, 09/15/2048	338,678
69,984	Citigroup Mortgage Loan Trust 6.23%, 11/25/2070(1)(5)	66,532
350,000	Commercial Mortgage Trust 3.76%, 08/10/2048	330,014
200,000	CSMC Trust 3.65%, 11/13/2039(1)(4)	149,840
1,576,211	DBGS Mortgage Trust 0.19%, 10/15/2051(3)(4)	13,341
	DBJPM Mortgage Trust
1,677,904	1.44%, 08/10/2049(3)(4)	68,009
1,845,822	1.71%, 09/15/2053(3)(4)	131,502
	GS Mortgage Securities Trust
350,000	3.44%, 11/10/2049(4)	320,291
410,000	4.11%, 07/10/2051(4)	390,193
175,000	HONO LULU Mortgage Trust 5.26%, 10/15/2036, 1 mo. USD LIBOR + 1.850%(1)(2)	164,625
210,000	Hudson Yards Mortgage Trust 3.44%, 07/10/2039(1)(4)	160,848
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.7% - (continued)
	Commercial Mortgage-Backed Securities - 6.7% - (continued)
$ 15,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	$ 13,546
2,387,653	JPMDB Commercial Mortgage Securities Trust 0.70%, 06/15/2051(3)(4)	48,377
	Morgan Stanley Capital Trust
922,951	0.82%, 07/15/2051(3)(4)	28,700
273,071	1.33%, 06/15/2050(3)(4)	10,601
60,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	54,722
	SREIT Trust
220,000	4.44%, 07/15/2036, 1 mo. USD LIBOR + 1.026%(1)(2)	206,228
80,000	4.79%, 07/15/2036, 1 mo. USD LIBOR + 1.375%(1)(2)	74,391
	Wells Fargo Commercial Mortgage Trust
390,000	3.45%, 07/15/2050	351,887
15,000	4.15%, 05/15/2048(4)	12,886
	Wells Fargo N.A.
2,913,590	0.89%, 05/15/2062(3)(4)	126,903
2,724,823	0.95%, 08/15/2061(3)(4)	131,502
2,644,691	1.23%, 03/15/2063(3)(4)	164,961
1,734,332	1.78%, 03/15/2063(3)(4)	171,677
40,000	3.39%, 03/15/2064(4)	30,533
		5,301,901
	Other Asset-Backed Securities - 1.5%
	Domino's Pizza Master Issuer LLC
83,725	2.66%, 04/25/2051(1)	67,072
144,000	4.12%, 07/25/2048(1)	134,331
250,000	Madison Park Funding Ltd. 6.02%, 01/23/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	237,360
	Octagon Investment Partners Ltd.
250,000	6.11%, 07/25/2030, 3 mo. USD LIBOR + 1.750%(1)(2)	227,809
275,000	6.29%, 10/20/2034, 3 mo. USD LIBOR + 2.050%(1)(2)	248,069
	Stack Infrastructure Issuer LLC
100,000	1.88%, 03/26/2046(1)	87,704
30,000	1.89%, 08/25/2045(1)	26,577
	Vantage Data Centers Issuer LLC
130,000	1.65%, 09/15/2045(1)	113,934
24,209	3.19%, 07/15/2044(1)	22,908
		1,165,764
	Real Estate - 0.2%
190,000	Progress Residential Trust 5.20%, 07/20/2039(1)	176,179
	Whole Loan Collateral CMO - 1.5%
9,353	Angel Oak Mortgage Trust 2.59%, 10/25/2049(1)(4)	8,860
22,543	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(4)	20,614
11,442	Bunker Hill Loan Depositary Trust 2.88%, 07/25/2049(1)(5)	10,509
95,880	Ellington Financial Mortgage Trust 4.30%, 04/25/2067(1)(4)	86,875
	GS Mortgage-Backed Securities Corp. Trust
95,643	2.76%, 06/25/2051(1)(4)	64,559
440,005	2.78%, 05/25/2051(1)(4)	287,706
191,208	3.27%, 03/27/2051(1)(4)	137,335
315,734	JP Morgan Mortgage Trust 4.03%, 11/25/2050(1)(4)	268,910
14,260	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(4)	13,984
	New Residential Mortgage Loan Trust
32,107	3.25%, 09/25/2056(1)(4)	29,071
30,165	3.50%, 12/25/2057(1)(4)	28,176
27,511	3.75%, 11/25/2056(1)(4)	25,051
	Seasoned Credit Risk Transfer Trust
17,781	2.50%, 08/25/2059	16,266
8,797	3.50%, 10/25/2058	8,040

The accompanying notes are an integral part of these financial statements.
61

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.7% - (continued)
	Whole Loan Collateral CMO - 1.5% - (continued)
	Verus Securitization Trust
$ 10,027	3.14%, 11/25/2059(1)(4)	$ 9,577
103,029	4.47%, 04/25/2067(1)(5)	96,397
57,081	Wells Fargo Mortgage Backed Securities Trust 3.00%, 07/25/2050(1)(4)	45,353
		1,157,283
	Total Asset & Commercial Mortgage-Backed Securities (cost $10,478,962)	$ 9,250,456
CORPORATE BONDS - 15.0%
	Aerospace/Defense - 0.4%
	Boeing Co.
10,000	3.25%, 02/01/2035	$ 7,057
75,000	3.63%, 02/01/2031	62,221
20,000	3.95%, 08/01/2059	12,472
130,000	Moog, Inc. 4.25%, 12/15/2027(1)	115,700
100,000	Northrop Grumman Corp. 4.75%, 06/01/2043	86,387
25,000	Raytheon Technologies Corp. 4.45%, 11/16/2038	21,347
20,000	TransDigm, Inc. 6.25%, 03/15/2026(1)	19,687
		324,871
	Agriculture - 0.3%
	Altria Group, Inc.
10,000	3.40%, 05/06/2030	8,096
35,000	3.88%, 09/16/2046	21,396
90,000	4.80%, 02/14/2029	82,797
130,000	BAT Capital Corp. 4.91%, 04/02/2030	113,387
		225,676
	Auto Manufacturers - 0.1%
	General Motors Co.
5,000	6.13%, 10/01/2025	4,976
120,000	6.75%, 04/01/2046	110,532
		115,508
	Auto Parts & Equipment - 0.1%
112,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	108,360
	Beverages - 0.1%
93,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	69,715
	Biotechnology - 0.0%
38,000	Amgen, Inc. 5.15%, 11/15/2041	33,847
5,000	Royalty Pharma plc 1.75%, 09/02/2027	4,120
		37,967
	Chemicals - 0.4%
10,000	Avient Corp. 7.13%, 08/01/2030(1)	9,563
5,000	Dow Chemical Co. 4.80%, 05/15/2049	3,948
115,000	DuPont de Nemours, Inc. 5.32%, 11/15/2038	103,926
145,000	Huntsman International LLC 4.50%, 05/01/2029	126,208
85,000	Sherwin-Williams Co. 4.50%, 06/01/2047	66,922
		310,567
	Commercial Banks - 1.1%
250,000	Bank of America Corp. 6.11%, 01/29/2037	239,533
60,000	Citigroup, Inc. 3.98%, 03/20/2030, (3.98% fixed rate until 03/20/2029; 3 mo. USD LIBOR + 1.338% thereafter)(6)	52,839
110,000	Fifth Third Bancorp 4.77%, 07/28/2030, (4.77% fixed rate until 07/28/2029; 3 mo. USD SOFR + 2.127% thereafter)(6)	100,861
260,000	JP Morgan Chase & Co. 4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 3 mo. USD SOFR + 1.800% thereafter)(6)	231,327
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.0% - (continued)
	Commercial Banks - 1.1% - (continued)
$ 70,000	PNC Financial Services Group, Inc. 4.63%, 06/06/2033, (4.62% fixed rate until 06/06/2032; 3 mo. USD SOFR + 1.850% thereafter)(6)	$ 61,849
	Wells Fargo & Co.
20,000	4.75%, 12/07/2046	15,379
180,000	4.90%, 11/17/2045	143,073
		844,861
	Commercial Services - 0.3%
5,000	Equifax, Inc. 3.10%, 05/15/2030	4,081
10,000	ERAC USA Finance LLC 7.00%, 10/15/2037(1)	10,189
15,000	Gartner, Inc. 3.75%, 10/01/2030(1)	12,607
	Global Payments, Inc.
15,000	2.90%, 05/15/2030	11,923
10,000	3.20%, 08/15/2029	8,284
125,000	Service Corp. International 4.63%, 12/15/2027	115,816
120,000	United Rentals North America, Inc. 5.25%, 01/15/2030	111,470
		274,370
	Construction Materials - 0.2%
55,000	Boise Cascade Co. 4.88%, 07/01/2030(1)	46,009
10,000	Carrier Global Corp. 2.70%, 02/15/2031	7,991
120,000	Eagle Materials, Inc. 2.50%, 07/01/2031	88,011
65,000	Masonite International Corp. 3.50%, 02/15/2030(1)	51,655
		193,666
	Distribution/Wholesale - 0.1%
125,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	110,299
	Diversified Financial Services - 0.1%
100,000	Brookfield Finance LLC 3.45%, 04/15/2050	59,117
40,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	39,404
		98,521
	Electric - 0.9%
135,000	Ameren Corp. 3.50%, 01/15/2031	114,528
39,000	CenterPoint Energy, Inc. 4.25%, 11/01/2028	35,107
120,000	Clearway Energy Operating LLC 4.75%, 03/15/2028(1)	111,163
10,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	9,260
115,000	Exelon Corp. 5.10%, 06/15/2045	98,856
5,000	FirstEnergy Corp. 2.25%, 09/01/2030	3,849
20,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	16,291
75,000	New England Power Co. 2.81%, 10/06/2050(1)	41,367
120,000	NextEra Energy Operating Partners L.P. 4.50%, 09/15/2027(1)	111,600
30,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	23,981
15,000	Puget Energy, Inc. 4.10%, 06/15/2030	13,067
5,000	Sempra Energy 4.00%, 02/01/2048	3,551
125,000	Southern Co. 4.40%, 07/01/2046	96,568
		679,188
	Electrical Components & Equipment - 0.2%
120,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	121,735
	Electronics - 0.3%
100,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	86,220
150,000	Jabil, Inc. 3.60%, 01/15/2030	125,656
		211,876
	Entertainment - 0.1%
85,000	Cinemark USA, Inc. 8.75%, 05/01/2025(1)(7)	85,229
	Food - 0.3%
100,000	Conagra Brands, Inc. 5.30%, 11/01/2038	86,989
75,000	Kellogg Co. 4.50%, 04/01/2046	60,260

The accompanying notes are an integral part of these financial statements.
62

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.0% - (continued)
	Food - 0.3% - (continued)
$ 25,000	Kraft Heinz Foods Co. 3.88%, 05/15/2027	$ 23,412
120,000	Post Holdings, Inc. 4.63%, 04/15/2030(1)	100,931
		271,592
	Gas - 0.1%
85,000	NiSource, Inc. 5.65%, 02/01/2045	76,737
	Healthcare - Products - 0.3%
25,000	Boston Scientific Corp. 4.70%, 03/01/2049	21,070
	PerkinElmer, Inc.
50,000	2.55%, 03/15/2031	38,595
45,000	3.30%, 09/15/2029	37,778
125,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	113,634
		211,077
	Healthcare - Services - 0.4%
100,000	Centene Corp. 2.45%, 07/15/2028	82,287
	HCA, Inc.
120,000	5.13%, 06/15/2039	99,125
115,000	5.88%, 02/01/2029	112,183
		293,595
	Home Builders - 0.1%
120,000	Taylor Morrison Communities, Inc. 5.88%, 06/15/2027(1)	112,530
	Insurance - 0.5%
100,000	Aon Corp. / Aon Global Holdings plc 2.85%, 05/28/2027	88,736
85,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	67,914
45,000	Intact Financial Corp. 5.46%, 09/22/2032(1)(7)	43,062
125,000	Radian Group, Inc. 6.63%, 03/15/2025	123,023
100,000	Unum Group 5.75%, 08/15/2042	82,175
20,000	Willis North America, Inc. 2.95%, 09/15/2029	16,170
		421,080
	Internet - 0.2%
125,000	Go Daddy Operating Co. LLC 5.25%, 12/01/2027(1)	117,038
	IT Services - 0.2%
125,000	Leidos, Inc. 4.38%, 05/15/2030	109,553
49,000	Presidio Holdings, Inc. 4.88%, 02/01/2027(1)	45,247
		154,800
	Machinery-Diversified - 0.2%
120,000	Stevens Holding Co., Inc. 6.13%, 10/01/2026(1)	120,156
	Media - 0.7%
125,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030(1)	105,050
110,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	97,112
6,000	Cox Communications, Inc. 4.50%, 06/30/2043(1)	4,602
15,000	Discovery Communications LLC 5.30%, 05/15/2049	10,770
140,000	Fox Corp. 3.50%, 04/08/2030(7)	118,543
120,000	Paramount Global 5.85%, 09/01/2043	97,264
120,000	Sirius XM Radio, Inc. 5.50%, 07/01/2029(1)	109,872
40,000	Videotron Ltd. 3.63%, 06/15/2029(1)	33,683
		576,896
	Oil & Gas - 0.7%
135,000	Apache Corp. 4.25%, 01/15/2030(7)	120,178
10,000	Canadian Natural Resources Ltd. 6.50%, 02/15/2037	9,616
91,000	Devon Energy Corp. 4.50%, 01/15/2030	82,761
160,000	Diamondback Energy, Inc. 3.50%, 12/01/2029	137,868
10,000	EQT Corp. 5.70%, 04/01/2028	9,726
	Hess Corp.
135,000	5.60%, 02/15/2041	121,310
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.0% - (continued)
	Oil & Gas - 0.7% - (continued)
$ 5,000	7.30%, 08/15/2031	$ 5,282
85,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	79,951
		566,692
	Packaging & Containers - 0.5%
125,000	Berry Global, Inc. 5.63%, 07/15/2027(1)	118,556
110,000	Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	111,191
70,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	59,134
125,000	Silgan Holdings, Inc. 4.13%, 02/01/2028	114,375
		403,256
	Pharmaceuticals - 0.5%
	AbbVie, Inc.
5,000	4.55%, 03/15/2035	4,457
115,000	4.75%, 03/15/2045	95,996
125,000	Becton Dickinson and Co. 2.82%, 05/20/2030	104,147
100,000	CVS Health Corp. 3.75%, 04/01/2030	88,228
100,000	Zoetis, Inc. 4.70%, 02/01/2043	84,996
		377,824
	Pipelines - 1.7%
140,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027	136,366
125,000	Cheniere Energy Partners L.P. 4.50%, 10/01/2029	110,312
	Energy Transfer L.P.
125,000	5.25%, 04/15/2029	117,062
10,000	5.30%, 04/01/2044	7,840
10,000	5.35%, 05/15/2045	7,840
	MPLX L.P.
20,000	4.00%, 03/15/2028	18,087
15,000	4.13%, 03/01/2027	13,903
90,000	4.80%, 02/15/2029	83,163
5,000	5.20%, 03/01/2047	3,971
5,000	5.20%, 12/01/2047	3,987
5,000	5.50%, 02/15/2049	4,158
	ONEOK, Inc.
5,000	4.00%, 07/13/2027	4,524
110,000	4.35%, 03/15/2029	97,521
10,000	5.85%, 01/15/2026	9,929
125,000	Rattler Midstream L.P. 5.63%, 07/15/2025(1)	128,516
80,000	Sempra Global 3.25%, 01/15/2032(1)	62,555
125,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	123,494
150,000	Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030(1)	121,990
25,000	TransCanada PipeLines Ltd. 4.75%, 05/15/2038	20,896
110,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(1)	94,875
145,000	Williams Cos., Inc. 3.75%, 06/15/2027	133,048
		1,304,037
	Real Estate Investment Trusts - 1.0%
135,000	American Tower Corp. 3.80%, 08/15/2029	117,670
150,000	Brixmor Operating Partnership L.P. 4.05%, 07/01/2030	124,641
140,000	Crown Castle, Inc. 3.30%, 07/01/2030	116,664
155,000	Equinix, Inc. 2.15%, 07/15/2030	117,893
140,000	GLP Capital L.P. / GLP Financing II, Inc. 5.75%, 06/01/2028	129,895
5,000	Realty Income Corp. 3.40%, 01/15/2028	4,481
25,000	SBA Tower Trust 2.84%, 01/15/2050(1)	23,208
50,000	VICI Properties L.P. 4.95%, 02/15/2030	45,190
125,000	VICI Properties L.P. / VICI Note Co., Inc. 4.63%, 12/01/2029(1)	109,001
		788,643

The accompanying notes are an integral part of these financial statements.
63

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 15.0% - (continued)
	Retail - 0.8%
$ 125,000	1011778 BC ULC / New Red Finance, Inc. 4.38%, 01/15/2028(1)	$ 110,156
	Alimentation Couche-Tard, Inc.
140,000	2.95%, 01/25/2030(1)	114,250
5,000	3.80%, 01/25/2050(1)	3,244
135,000	Dollar General Corp. 3.50%, 04/03/2030	117,416
35,000	FirstCash, Inc. 4.63%, 09/01/2028(1)	30,359
	Lowe's Cos., Inc.
10,000	3.70%, 04/15/2046	6,966
100,000	4.38%, 09/15/2045	75,969
	McDonald's Corp.
7,000	3.70%, 02/15/2042	5,207
15,000	4.20%, 04/01/2050	11,686
65,000	4.45%, 09/01/2048	52,527
100,000	Starbucks Corp. 4.45%, 08/15/2049	79,503
35,000	Yum! Brands, Inc. 4.75%, 01/15/2030(1)	31,281
		638,564
	Semiconductors - 0.4%
	Broadcom, Inc.
40,000	3.14%, 11/15/2035(1)	27,707
65,000	3.19%, 11/15/2036(1)	44,148
25,000	4.30%, 11/15/2032	21,075
124,000	Micron Technology, Inc. 5.33%, 02/06/2029	115,043
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
5,000	3.15%, 05/01/2027	4,419
100,000	4.30%, 06/18/2029	89,922
		302,314
	Software - 0.4%
35,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	30,319
80,000	Oracle Corp. 2.88%, 03/25/2031	63,100
125,000	PTC, Inc. 4.00%, 02/15/2028(1)	113,283
120,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	111,723
		318,425
	Telecommunications - 1.1%
	AT&T, Inc.
35,000	4.35%, 06/15/2045	26,559
10,000	4.50%, 03/09/2048	7,674
100,000	Deutsche Telekom International Finance B.V. 8.75%, 06/15/2030	114,401
160,000	Motorola Solutions, Inc. 2.30%, 11/15/2030	119,606
200,000	NBN Co., Ltd. 2.50%, 01/08/2032(1)	150,798
160,000	Nokia Oyj 6.63%, 05/15/2039	145,600
	T-Mobile USA, Inc.
50,000	2.88%, 02/15/2031	40,357
105,000	4.38%, 04/15/2040	85,249
3,000	4.50%, 04/15/2050	2,371
	Verizon Communications, Inc.
5,000	4.00%, 03/22/2050	3,648
65,000	4.13%, 08/15/2046	48,720
	Vodafone Group plc
5,000	4.25%, 09/17/2050	3,508
6,000	4.38%, 02/19/2043	4,480
100,000	5.25%, 05/30/2048	81,466
		834,437
	Transportation - 0.1%
120,000	FedEx Corp. 5.10%, 01/15/2044	99,137
	Trucking & Leasing - 0.1%
45,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.40%, 07/01/2027(1)	41,964
	Total Corporate Bonds (cost $14,982,857)	$ 11,843,203
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.6%
	Airport - 0.0%
$ 25,000	Chicago, IL, O'Hare International Airport Rev 3.01%, 01/01/2038	$ 18,452
	Development - 0.0%
15,000	New York City, NY, Industrial Dev Agency Rev, (AGM Insured) 3.19%, 03/01/2040	10,408
	General - 0.4%
235,000	Chicago, IL, Transit Auth Rev 3.40%, 12/01/2032	195,165
80,000	Dist of Columbia Rev 3.43%, 04/01/2042	56,936
40,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	41,938
		294,039
	Tobacco - 0.1%
100,000	Golden State, CA, Tobacco Securitization Corp. Rev 2.25%, 06/01/2029	81,420
	Transportation - 0.1%
30,000	Metropolitan Transportation Auth, NY, Rev 5.18%, 11/15/2049	25,112
	Total Municipal Bonds (cost $532,774)	$ 429,431
U.S. GOVERNMENT AGENCIES - 6.6%
	Mortgage-Backed Agencies - 6.6%
	FHLMC - 3.5%
4,166,688	0.07%, 10/25/2026(3)(4)	$ 12,085
1,105,212	0.24%, 11/25/2023(3)(4)	2,245
698,942	0.60%, 03/25/2027(3)(4)	15,275
118,267	1.12%, 01/25/2030(3)(4)	7,255
2,121,795	1.12%, 06/25/2030(3)(4)	138,456
549,512	1.33%, 06/25/2030(3)(4)	42,138
1,786,740	1.38%, 06/25/2030(3)(4)	139,230
1,050,954	1.43%, 07/25/2030(3)(4)	84,808
104,996	1.50%, 01/01/2036	89,533
9,971	1.50%, 10/15/2042	8,662
275,000	1.66%, 12/25/2030	214,956
9,977	1.70%, 10/15/2039	9,568
224,995	2.00%, 12/01/2035	197,970
275,000	2.11%, 01/25/2031	222,582
375,000	2.15%, 10/25/2031(4)	299,866
25,867	2.50%, 12/15/2042	22,984
394,387	2.50%, 09/01/2050	325,422
456,033	3.00%, 08/01/2051	389,756
306,633	3.50%, 10/01/2051	271,232
289,996	4.50%, 07/01/2052	272,687
		2,766,710
	FNMA - 3.1%
360,795	1.20%, 06/25/2034(3)(4)	31,806
16,467	1.50%, 08/25/2041	15,049
6,359	1.50%, 11/25/2042	5,561
9,328	1.70%, 06/25/2043	8,846
6,773	1.75%, 01/25/2040	6,480
13,149	2.00%, 06/25/2043	11,902
632,799	2.00%, 07/01/2051	502,505
644,860	2.00%, 11/01/2051	510,972
127,995	2.50%, 03/01/2036	115,762
25,244	2.50%, 09/25/2049	22,741
401,166	2.50%, 05/01/2051	330,983
199,996	2.50%, 06/01/2051	165,479
10,085	2.50%, 03/25/2053	9,094
189,998	3.00%, 12/01/2051	162,211
164,996	3.50%, 07/01/2051	146,882
27,941	3.50%, 04/25/2053	27,022

The accompanying notes are an integral part of these financial statements.
64

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 6.6% - (continued)
	Mortgage-Backed Agencies - 6.6% - (continued)
	FNMA - 3.1% - (continued)
$ 44,771	4.00%, 08/01/2049	$ 41,290
364,995	4.00%, 05/01/2052	332,665
		2,447,250
	GNMA - 0.0%
7,673	1.50%, 04/16/2040	7,467
	Total U.S. Government Agencies (cost $5,597,143)	$ 5,221,427
U.S. GOVERNMENT SECURITIES - 2.8%
	U.S. Treasury Securities - 2.8%
	U.S. Treasury Bonds - 2.2%
140,000	3.13%, 08/15/2044(8)	$ 112,919
225,000	3.25%, 05/15/2042	189,563
1,360,000	3.63%, 02/15/2044(8)	1,196,109
260,000	3.75%, 11/15/2043	233,898
		1,732,489
	U.S. Treasury Notes - 0.6%
500,000	2.63%, 04/15/2025	478,613
	Total U.S. Government Securities (cost $3,128,367)	$ 2,211,102
COMMON STOCKS - 40.3%
	Banks - 1.0%
6,452	Bank of Nova Scotia	$ 311,761
3,035	PNC Financial Services Group, Inc.	491,154
		802,915
	Capital Goods - 2.7%
9,482	Assa Abloy AB Class B	191,461
52,566	BAE Systems plc	491,679
6,092	Kone Oyj Class B	249,442
788	Lockheed Martin Corp.	383,504
4,254	Raytheon Technologies Corp.	403,364
4,672	Vinci S.A.	429,997
653	WillScot Mobile Mini Holdings Corp.*	27,772
		2,177,219
	Commercial & Professional Services - 0.4%
10,688	Experian plc	340,790
	Consumer Durables & Apparel - 0.6%
5,255	NIKE, Inc. Class B	487,033
	Consumer Services - 1.3%
10,619	Compass Group plc	223,656
245	Hyatt Hotels Corp. Class A*	23,082
568	Kyoritsu Maintenance Co., Ltd.	23,399
2,617	McDonald's Corp.	713,551
327	Oriental Land Co., Ltd.	43,794
		1,027,482
	Energy - 5.3%
1,185	ARC Resources Ltd.	16,683
44,900	Ascent Resources - Marcellus LLC Class A*(9)	106,637
53,606	BP plc	296,581
393	BP plc ADR	13,079
7,439	Cenovus Energy, Inc.	150,268
1,544	Chesapeake Energy Corp.	157,905
4,068	ConocoPhillips	512,934
5,227	Coterra Energy, Inc.	162,717
3,552	Enbridge, Inc.	138,393
894	EOG Resources, Inc.	122,049
302	EQT Corp.	12,636
5,569	Equinor ASA	202,899
1,533	Lukoil PJSC ADR*(9)	—
3,771	Marathon Petroleum Corp.	428,461
Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Energy - 5.3% - (continued)
13,997	Petroleo Brasileiro S.A.	$ 90,125
720	Pioneer Natural Resources Co.	184,615
1,238	Schlumberger N.V.	64,413
17,479	Shell plc	484,196
94	Shell plc ADR	5,229
498	Targa Resources Corp.	34,048
1,158	TC Energy Corp.	50,864
6,127	Tenaris S.A.	94,398
13,878	TotalEnergies SE	757,091
145	TotalEnergies SE ADR	7,942
3,174	Williams Cos., Inc.	103,885
		4,198,048
	Food, Beverage & Tobacco - 3.3%
2,234	Archer-Daniels-Midland Co.	216,653
2,193	Bunge Ltd.	216,449
6,594	Coca-Cola Co.	394,651
9,300	Diageo plc	382,718
4,438	Heineken N.V.	370,725
2,340	Ingredion, Inc.	208,541
3,217	Nestle S.A.	350,199
2,388	PepsiCo., Inc.	433,613
		2,573,549
	Health Care Equipment & Services - 2.5%
5,625	Baxter International, Inc.	305,719
12,018	Koninklijke Philips N.V.	152,447
4,146	Medtronic plc	362,111
2,534	Stryker Corp.	580,894
1,060	UnitedHealth Group, Inc.	588,459
		1,989,630
	Household & Personal Products - 1.9%
6,786	Colgate-Palmolive Co.	501,078
3,591	Procter & Gamble Co.	483,600
7,278	Reckitt Benckiser Group plc	482,997
		1,467,675
	Insurance - 2.1%
56,681	AIA Group Ltd.	429,347
12,440	AXA S.A.	307,204
2,669	Chubb Ltd.	573,541
1,959	Marsh & McLennan Cos., Inc.	316,359
		1,626,451
	Materials - 6.9%
8,979	ArcelorMittal S.A.	200,713
31,815	Barrick Gold Corp.	478,504
18,953	BlueScope Steel Ltd.	190,856
13,517	Canfor Corp.*	203,100
1,947	CF Industries Holdings, Inc.	206,888
35,801	Glencore plc	205,250
88,108	Harmony Gold Mining Co., Ltd.	244,019
36,046	Impala Platinum Holdings Ltd.	369,063
68,558	Kinross Gold Corp.	248,597
1,439	Linde plc	427,887
3,485	Louisiana-Pacific Corp.	197,425
11,284	Newmont Corp.	477,539
33,694	Norsk Hydro ASA	213,833
24,726	Northam Platinum Holdings Ltd.*	232,039
2,391	Nutrien Ltd.	202,024
4,857	OCI N.V.	185,770
1,114	POSCO Holdings, Inc.	194,160
3,295	Rio Tinto Ltd.	186,990
150,332	Sibanye Stillwater Ltd.	352,111
2,402	Steel Dynamics, Inc.	225,908
14,296	Vale S.A.	185,789
		5,428,465

The accompanying notes are an integral part of these financial statements.
65

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
6,283	AstraZeneca plc ADR	$ 369,503
2,664	Johnson & Johnson	463,456
4,714	Novartis AG	381,319
5,481	Pfizer, Inc.	255,141
1,315	Roche Holding AG	436,314
		1,905,733
	Real Estate - 3.6%
694	Agree Realty Corp. REIT	47,678
254	Alexandria Real Estate Equities, Inc. REIT	36,906
1,768	American Tower Corp. REIT	366,312
523	AvalonBay Communities, Inc. REIT	91,588
9,080	British Land Co. plc REIT	38,090
2,456	Brixmor Property Group, Inc. REIT	52,337
26,400	CapitaLand Ascott Trust	17,799
19,450	Capitaland Investment Ltd.	41,363
852	Carmila S.A. REIT*	11,920
454	Catena AB	15,419
13,200	Central Pattana PCL	23,844
5,600	City Developments Ltd.	30,193
10,706	CK Asset Holdings Ltd.	59,189
723	Corporate Office Properties Trust REIT	19,268
14,408	Emaar Properties PJSC	23,784
3,417	Empire State Realty Trust, Inc. REIT	25,183
97	Equinix, Inc. REIT	54,945
1,345	Equity Residential REIT	84,762
7	Frontier Real Estate Investment Corp. REIT	24,713
2,212	Goodman Group REIT	24,068
10,865	Hongkong Land Holdings Ltd.	41,829
1,715	Host Hotels & Resorts, Inc. REIT	32,379
1,554	Hufvudstaden AB Class A	18,519
704	Independence Realty Trust, Inc. REIT	11,799
723	Iron Mountain, Inc. REIT	36,201
3,051	Kimco Realty Corp. REIT	65,230
2,574	Klepierre S.A. REIT*	51,733
556	Life Storage, Inc. REIT	61,499
749	LTC Properties, Inc. REIT	28,964
1,446	Merlin Properties Socimi S.A. REIT	12,257
3,986	Mitsui Fudosan Co., Ltd. REIT	76,325
1,982	Nomura Real Estate Holdings, Inc.	44,801
754	Omega Healthcare Investors, Inc. REIT	23,962
9	Orix JREIT, Inc. REIT	12,075
1,042	Phillips Edison & Co., Inc. REIT	31,406
1,305	Plymouth Industrial REIT, Inc. REIT	24,064
1,503	Prologis, Inc. REIT	166,457
240	PSP Swiss Property AG	25,639
1,354	Public Storage REIT	419,402
903	Rexford Industrial Realty, Inc. REIT	49,918
333	Ryman Hospitality Properties, Inc. REIT	29,610
1,656	Safestore Holdings plc REIT	17,157
12,600	Sino Land Co., Ltd.	13,454
8,109	StorageVault Canada, Inc.	37,201
383	Sun Communities, Inc. REIT	51,648
1,580	Tanger Factory Outlet Centers, Inc. REIT	28,456
2,630	Tokyo Tatemono Co., Ltd.	36,169
3,203	UNITE Group plc REIT	32,718
3,008	VICI Properties, Inc. REIT	96,316
31,314	Vicinity Centres REIT	39,038
1,212	Welltower, Inc. REIT	73,980
1,009	WP Carey, Inc. REIT	76,987
		2,856,554
	Retailing - 0.6%
6,319	TJX Cos., Inc.	455,600
Shares or Principal Amount		Market Value†
COMMON STOCKS - 40.3% - (continued)
	Semiconductors & Semiconductor Equipment - 0.4%
61	First Solar, Inc.*	$ 8,880
1,800	Texas Instruments, Inc.	289,134
		298,014
	Software & Services - 2.9%
1,506	Accenture plc Class A	427,553
1,517	Automatic Data Processing, Inc.	366,659
2,161	Capgemini SE	354,168
2,234	Microsoft Corp.	518,578
2,961	Visa, Inc. Class A	613,401
		2,280,359
	Telecommunication Services - 0.6%
752	Cellnex Telecom S.A.(1)	24,613
14,739	KDDI Corp.	435,640
		460,253
	Transportation - 1.0%
4,710	Canadian National Railway Co.	558,002
1,427	United Parcel Service, Inc. Class B	239,408
		797,410
	Utilities - 0.8%
239	American Electric Power Co., Inc.	21,013
235	Avangrid, Inc.	9,560
504	CenterPoint Energy, Inc.	14,420
4,200	China Yangtze Power Co., Ltd. Class A	11,688
253	Constellation Energy Corp.	23,919
374	Duke Energy Corp.	34,849
374	Edison International	22,455
3,432	Enel S.p.A.	15,332
2,933	Engie S.A.	38,110
753	Exelon Corp.	29,058
728	FirstEnergy Corp.	27,453
2,641	Iberdrola S.A.	26,857
18,409	National Grid plc	200,568
432	NextEra Energy, Inc.	33,480
8,015	Power Grid Corp. of India Ltd.	22,114
408	RWE AG	15,706
177	Sempra Energy	26,716
440	Southern Co.	28,811
		602,109
	Total Common Stocks (cost $27,821,208)	$ 31,775,289
ESCROWS - 0.1%(10)
	Semiconductors & Semiconductor Equipment - 0.1%
100,000	Entegris Escrow Corp. Expires 06/15/2030(1)	$ 91,353
	Total Escrows (cost $98,530)	$ 91,353
WARRANTS - 0.0%
	Energy - 0.0%
11,625	Ascent Resources - Marcellus LLC Expires 03/30/2023*(9)	$ 128
	Total Warrants (cost $930)	$ 128
AFFILIATED INVESTMENT COMPANIES - 16.4%
	Domestic Equity Funds - 1.0%
21,195	Hartford Multifactor US Equity ETF	$ 823,646

The accompanying notes are an integral part of these financial statements.
66

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount			Market Value†
AFFILIATED INVESTMENT COMPANIES - 16.4% - (continued)
	International/Global Equity Funds - 5.5%
70,205	Hartford Multifactor Developed Markets (ex-US) ETF		$ 1,601,376
149,373	Hartford Multifactor Emerging Markets ETF		2,726,461
	Total International/Global Equity Funds (cost $4,506,052)		$ 4,327,837
	Taxable Fixed Income Funds - 9.9%
800,211	The Hartford World Bond Fund, Class F		7,818,058
	Total Affiliated Investment Companies (cost $13,501,423)		$ 12,969,541
	Total Long-Term Investments (cost $76,142,194)		$ 73,791,930
SHORT-TERM INVESTMENTS - 4.7%
	Repurchase Agreements - 4.4%
$ 3,473,401	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $3,473,691; collateralized by U.S. Treasury Note at 2.125%, maturing 07/31/2024, with a market value of $3,542,949		$ 3,473,401
	Securities Lending Collateral - 0.3%
41,789	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(11)		41,789
139,295	HSBC US Government Money Market Fund, 3.09%(11)		139,295
41,788	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(11)		41,788
41,788	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(11)		41,788
			264,660
	Total Short-Term Investments (cost $3,738,061)		$ 3,738,061
	Total Investments Excluding Purchased Options (cost $79,880,255)	98.2%	$ 77,529,991
	Total Purchased Options (cost $555,818)	0.6%	$ 432,712
	Total Investments (cost $80,436,073)	98.8%	$ 77,962,703
	Other Assets and Liabilities	1.2%	984,771
	Total Net Assets	100.0%	$ 78,947,474
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $8,948,422, representing 11.3% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Securities disclosed are interest-only strips.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $174,483.
(9)	Investment valued using significant unobservable inputs.
(10)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.
(11)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.
67

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Exchange-Traded Option Contracts Outstanding at October 31, 2022
Description	Exercise Price/ FX Rate/ Rate		Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Put
iShares MSCI EAFE ETF Option	58.00	USD	12/16/2022	264	USD	26,400	$ 43,032	$ 57,708	$ (14,676)
iShares MSCI EAFE ETF Option	55.00	USD	03/17/2023	264	USD	26,400	46,200	56,692	(10,492)
iShares MSCI Emerging Markets	36.00	USD	12/16/2022	288	USD	28,800	78,624	42,040	36,584
iShares MSCI Emerging Markets	35.00	USD	03/17/2023	288	USD	28,800	74,880	46,803	28,077
iShares MSCI Emerging Markets	32.00	USD	03/17/2023	288	USD	28,800	38,016	25,219	12,797
S&P 500 Index Option	3,750.00	USD	12/16/2022	10	USD	1,000	84,350	225,823	(141,473)
S&P 500 Index Option	3,350.00	USD	03/17/2023	10	USD	1,000	67,610	101,533	(33,923)
Total purchased exchange-traded option contracts							$ 432,712	$ 555,818	$ (123,106)

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	24	12/30/2022	$ 4,905,187	$ (104,410)
U.S. Treasury 10-Year Note Future	58	12/20/2022	6,414,438	(389,594)
Total futures contracts				$ (494,004)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
1,150,725	USD	1,150,000	CHF	BOA	11/30/2022	$ (1,448)
3,068,606	USD	3,105,000	EUR	UBS	11/30/2022	(6,442)
3,394,118	USD	2,994,000	GBP	BCLY	11/30/2022	(42,214)
985,770	USD	146,200,000	JPY	MSC	11/30/2022	(739)
412,213	USD	4,350,000	NOK	MSC	11/30/2022	(6,610)
224,848	USD	2,500,000	SEK	BOA	11/30/2022	(2,016)
Total foreign currency contracts						$ (59,469)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
68

Hartford AARP Balanced Retirement Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 9,250,456	$ —	$ 9,250,456	$ —
Corporate Bonds	11,843,203	—	11,843,203	—
Municipal Bonds	429,431	—	429,431	—
U.S. Government Agencies	5,221,427	—	5,221,427	—
U.S. Government Securities	2,211,102	—	2,211,102	—
Common Stocks
Banks	802,915	802,915	—	—
Capital Goods	2,177,219	814,640	1,362,579	—
Commercial & Professional Services	340,790	—	340,790	—
Consumer Durables & Apparel	487,033	487,033	—	—
Consumer Services	1,027,482	736,633	290,849	—
Energy	4,198,048	2,350,644	1,740,767	106,637
Food, Beverage & Tobacco	2,573,549	1,469,907	1,103,642	—
Health Care Equipment & Services	1,989,630	1,837,183	152,447	—
Household & Personal Products	1,467,675	984,678	482,997	—
Insurance	1,626,451	889,900	736,551	—
Materials	5,428,465	3,085,700	2,342,765	—
Pharmaceuticals, Biotechnology & Life Sciences	1,905,733	1,088,100	817,633	—
Real Estate	2,856,554	2,148,302	708,252	—
Retailing	455,600	455,600	—	—
Semiconductors & Semiconductor Equipment	298,014	298,014	—	—
Software & Services	2,280,359	1,926,191	354,168	—
Telecommunication Services	460,253	—	460,253	—
Transportation	797,410	797,410	—	—
Utilities	602,109	271,734	330,375	—
Escrows	91,353	—	91,353	—
Warrants	128	—	—	128
Affiliated Investment Companies	12,969,541	12,969,541	—	—
Short-Term Investments	3,738,061	264,660	3,473,401	—
Purchased Options	432,712	432,712	—	—
Total	$ 77,962,703	$ 34,111,497	$ 43,744,441	$ 106,765
Liabilities
Foreign Currency Contracts(2)	$ (59,469)	$ —	$ (59,469)	$ —
Futures Contracts(2)	(494,004)	(494,004)	—	—
Total	$ (553,473)	$ (494,004)	$ (59,469)	$ —

(1)	For the year ended October 31, 2022, investments valued at $166,759 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
69

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount			Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.7%
	Domestic Equity Funds - 67.2%
13,205,059	The Hartford Capital Appreciation Fund, Class F		$ 460,196,320
15,226,486	The Hartford Dividend and Growth Fund, Class F		459,839,865
	Total Domestic Equity Funds (cost $832,584,643)		$ 920,036,185
	Taxable Fixed Income Funds - 32.5%
13,876,777	Hartford Total Return Bond ETF		444,889,471
	Total Affiliated Investment Companies (cost $1,366,204,347)		$ 1,364,925,656
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
2,850,602	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.89%(1)		$ 2,850,602
	Total Short-Term Investments (cost $2,850,602)		$ 2,850,602
	Total Investments (cost $1,369,054,949)	99.9%	$ 1,367,776,258
	Other Assets and Liabilities	0.1%	776,645
	Total Net Assets	100.0%	$ 1,368,552,903
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 1,364,925,656	$ 1,364,925,656	$ —	$ —
Short-Term Investments	2,850,602	2,850,602	—	—
Total	$ 1,367,776,258	$ 1,367,776,258	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
70

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 26.6%
286,738	Hartford Core Equity Fund, Class F	$ 11,641,553
245,603	Hartford Large Cap Growth ETF	2,955,709
104,575	Hartford Multifactor US Equity ETF	4,063,826
64,662	Hartford Schroders Commodity Strategy ETF	1,114,100
139,296	Hartford Small Cap Value Fund, Class F	1,592,159
172,786	The Hartford Equity Income Fund, Class F	3,742,538
26,689	The Hartford Growth Opportunities Fund, Class F	908,752
87,521	The Hartford Small Company Fund, Class F	1,599,011
	Total Domestic Equity Funds (cost $24,684,448)	$ 27,617,648
	International/Global Equity Funds - 8.6%
137,148	Hartford Multifactor Developed Markets (ex-US) ETF	3,128,346
74,419	Hartford Schroders Emerging Markets Equity Fund, Class F	983,081
199,249	Hartford Schroders International Multi-Cap Value Fund, Class F	1,603,951
89,014	The Hartford International Growth Fund, Class F	1,071,735
153,341	The Hartford International Opportunities Fund, Class F	2,132,973
	Total International/Global Equity Funds (cost $10,335,189)	$ 8,920,086
	Taxable Fixed Income Funds - 64.6%
624,873	Hartford Core Bond ETF	20,713,165
1,960,595	Hartford Schroders Sustainable Core Bond Fund, Class F	16,370,971
513,874	The Hartford Inflation Plus Fund, Class F	5,159,295
1,283,964	The Hartford Strategic Income Fund, Class F	9,231,699
1,580,087	The Hartford World Bond Fund, Class F	15,437,452
	Total Taxable Fixed Income Funds (cost $78,049,432)	$ 66,912,582
	Total Affiliated Investment Companies (cost $113,069,069)	$ 103,450,316
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
197,011	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.88%(1)		$ 197,011
	Total Short-Term Investments (cost $197,011)		$ 197,011
	Total Investments (cost $113,266,080)	100.0%	$ 103,647,327
	Other Assets and Liabilities	(0.0)%	(18,170)
	Total Net Assets	100.0%	$ 103,629,157
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 103,450,316	$ 103,450,316	$ —	$ —
Short-Term Investments	197,011	197,011	—	—
Total	$ 103,647,327	$ 103,647,327	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
71

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 58.5%
2,359,105	Hartford Core Equity Fund, Class F	$ 95,779,674
2,632,859	Hartford Large Cap Growth ETF	31,685,142
1,266,946	Hartford Multifactor US Equity ETF	49,234,028
593,176	Hartford Schroders Commodity Strategy ETF	10,220,185
1,548,333	Hartford Small Cap Value Fund, Class F	17,697,452
2,167,162	The Hartford Equity Income Fund, Class F	46,940,731
534,707	The Hartford Growth Opportunities Fund, Class F	18,206,768
921,642	The Hartford Small Company Fund, Class F	16,838,392
	Total Domestic Equity Funds (cost $257,426,887)	$ 286,602,372
	International/Global Equity Funds - 21.8%
1,518,274	Hartford Multifactor Developed Markets (ex-US) ETF	34,631,830
863,818	Hartford Schroders Emerging Markets Equity Fund, Class F	11,411,040
2,289,268	Hartford Schroders International Multi-Cap Value Fund, Class F	18,428,609
1,140,895	The Hartford International Growth Fund, Class F	13,736,368
2,074,517	The Hartford International Opportunities Fund, Class F	28,856,535
	Total International/Global Equity Funds (cost $128,224,045)	$ 107,064,382
	Taxable Fixed Income Funds - 19.5%
965,925	Hartford Core Bond ETF	32,018,289
3,124,871	Hartford Schroders Sustainable Core Bond Fund, Class F	26,092,673
1,954,349	The Hartford Strategic Income Fund, Class F	14,051,769
2,423,402	The Hartford World Bond Fund, Class F	23,676,633
	Total Taxable Fixed Income Funds (cost $109,120,703)	$ 95,839,364
	Total Affiliated Investment Companies (cost $494,771,635)	$ 489,506,118
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
958,172	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.88%(1)		$ 958,172
	Total Short-Term Investments (cost $958,172)		$ 958,172
	Total Investments (cost $495,729,807)	100.0%	$ 490,464,290
	Other Assets and Liabilities	(0.0)%	(138,461)
	Total Net Assets	100.0%	$ 490,325,829
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 489,506,118	$ 489,506,118	$ —	$ —
Short-Term Investments	958,172	958,172	—	—
Total	$ 490,464,290	$ 490,464,290	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
72

Hartford Moderate Allocation Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 99.8%
	Domestic Equity Funds - 42.9%
1,404,788	Hartford Core Equity Fund, Class F	$ 57,034,410
1,108,740	Hartford Large Cap Growth ETF	13,343,132
497,079	Hartford Multifactor US Equity ETF	19,316,689
321,037	Hartford Schroders Commodity Strategy ETF	5,531,339
710,326	Hartford Small Cap Value Fund, Class F	8,119,027
893,576	The Hartford Equity Income Fund, Class F	19,354,854
153,363	The Hartford Growth Opportunities Fund, Class F	5,221,990
422,298	The Hartford Small Company Fund, Class F	7,715,387
	Total Domestic Equity Funds (cost $119,744,143)	$ 135,636,828
	International/Global Equity Funds - 17.6%
790,912	Hartford Multifactor Developed Markets (ex-US) ETF	18,040,703
451,406	Hartford Schroders Emerging Markets Equity Fund, Class F	5,963,068
1,209,874	Hartford Schroders International Multi-Cap Value Fund, Class F	9,739,490
609,767	The Hartford International Growth Fund, Class F	7,341,594
1,052,485	The Hartford International Opportunities Fund, Class F	14,640,062
	Total International/Global Equity Funds (cost $66,198,286)	$ 55,724,917
	Taxable Fixed Income Funds - 39.3%
1,287,017	Hartford Core Bond ETF	42,661,782
3,948,657	Hartford Schroders Sustainable Core Bond Fund, Class F	32,971,285
2,559,706	The Hartford Strategic Income Fund, Class F	18,404,287
3,082,329	The Hartford World Bond Fund, Class F	30,114,359
	Total Taxable Fixed Income Funds (cost $144,707,413)	$ 124,151,713
	Total Affiliated Investment Companies (cost $330,649,842)	$ 315,513,458
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
593,460	BlackRock Liquidity Funds, FedFund Portfolio, Institutional Class, 2.88%(1)		$ 593,460
	Total Short-Term Investments (cost $593,460)		$ 593,460
	Total Investments (cost $331,243,302)	100.0%	$ 316,106,918
	Other Assets and Liabilities	(0.0)%	(81,214)
	Total Net Assets	100.0%	$ 316,025,704
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Affiliated Investment Companies	$ 315,513,458	$ 315,513,458	$ —	$ —
Short-Term Investments	593,460	593,460	—	—
Total	$ 316,106,918	$ 316,106,918	$ —	$ —

(1)	For the year ended October 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
73

Hartford Multi-Asset Income Fund
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9%
	Asset-Backed - Automobile - 0.3%
$ 1,240,936	CFMT LLC 1.39%, 09/22/2031(1)	$ 1,168,077
160,000	Ford Credit Auto Lease Trust 0.78%, 09/15/2025	155,759
	Ford Credit Auto Owner Trust
100,000	1.61%, 10/17/2033(1)	86,708
100,000	1.91%, 10/17/2033(1)	86,264
510,000	5.22%, 03/15/2030	501,868
		1,998,676
	Asset-Backed - Credit Card - 0.0%
165,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	155,846
	Asset-Backed - Finance & Insurance - 9.6%
	Apidos CLO
270,000	6.22%, 10/24/2034, 3 mo. USD LIBOR + 1.900%(1)(2)	243,332
520,000	6.29%, 01/20/2035, 3 mo. USD LIBOR + 2.050%(1)(2)	466,242
2,000,000	Apidos CLO XL 4.31%, 07/15/2035, 3 mo. USD SOFR + 1.800%(1)(2)	1,953,158
650,000	Atlas Senior Loan Fund Ltd. 5.58%, 01/15/2031, 3 mo. USD LIBOR + 1.500%(1)(2)	606,831
	Bain Capital Credit CLO Ltd.
925,000	6.47%, 10/23/2034, 3 mo. USD LIBOR + 2.150%(1)(2)	834,219
970,000	7.57%, 10/23/2034, 3 mo. USD LIBOR + 3.250%(1)(2)	822,912
	Ballyrock CLO Ltd.
260,000	6.19%, 10/20/2031, 3 mo. USD LIBOR + 1.950%(1)(2)	235,244
505,000	11.07%, 04/20/2035, 3 mo. USD SOFR + 7.110%(1)(2)	428,405
	Barings CLO Ltd.
1,095,000	6.03%, 10/15/2033, 3 mo. USD LIBOR + 1.950%(1)(2)	1,010,712
1,000,000	6.14%, 07/20/2029, 3 mo. USD LIBOR + 1.900%(1)(2)	946,708
1,110,000	7.28%, 10/15/2036, 3 mo. USD LIBOR + 3.200%(1)(2)	959,232
750,000	Battalion CLO Ltd. 7.59%, 01/20/2035, 3 mo. USD LIBOR + 3.350%(1)(2)	634,704
138,733	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	131,710
775,000	BCRED BSL CLO Ltd. 5.99%, 10/20/2034, 3 mo. USD LIBOR + 1.750%(1)(2)	730,355
	BlueMountain CLO Ltd.
1,200,000	4.61%, 08/15/2031, 3 mo. USD LIBOR + 1.700%(1)(2)	1,113,545
1,400,000	5.58%, 07/15/2031, 3 mo. USD LIBOR + 1.500%(1)(2)	1,333,139
2,000,000	6.11%, 07/30/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	1,889,332
965,000	Broad River BSL Funding CLO Ltd. 5.94%, 07/20/2034, 3 mo. USD LIBOR + 1.700%(1)(2)	884,519
	Carlyle Global Market Strategies CLO Ltd.
1,000,000	5.88%, 04/17/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	900,328
560,000	6.04%, 07/20/2032, 3 mo. USD LIBOR + 1.800%(1)(2)	523,676
995,000	7.19%, 07/20/2031, 3 mo. USD LIBOR + 2.950%(1)(2)	853,469
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9% - (continued)
	Asset-Backed - Finance & Insurance - 9.6% - (continued)
	Carlyle U.S. CLO Ltd.
$ 645,000	7.19%, 04/20/2034, 3 mo. USD LIBOR + 2.950%(1)(2)	$ 549,996
1,500,000	10.49%, 04/20/2034, 3 mo. USD LIBOR + 6.250%(1)(2)	1,267,797
1,255,000	Cayuga Park CLO Ltd. 7.18%, 07/17/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	1,075,171
	CIFC Funding Ltd.
785,000	5.98%, 01/16/2033, 3 mo. USD LIBOR + 1.900%(1)(2)	744,379
1,200,000	6.12%, 10/22/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	1,130,506
835,000	6.24%, 10/20/2034, 3 mo. USD LIBOR + 2.000%(1)(2)	755,257
640,000	7.08%, 04/17/2034, 3 mo. USD LIBOR + 3.000%(1)(2)	549,591
1,340,000	Cologix Data Centers US Issuer LLC 3.30%, 12/26/2051(1)	1,154,109
400,000	Dewolf Park CLO Ltd. 5.93%, 10/15/2030, 3 mo. USD LIBOR + 1.850%(1)(2)	373,524
	Dryden CLO Ltd.
1,215,000	6.13%, 10/15/2035, 3 mo. USD LIBOR + 2.050%(1)(2)	1,105,294
1,300,000	7.28%, 10/15/2035, 3 mo. USD LIBOR + 3.200%(1)(2)	1,117,702
1,200,000	Dryden Senior Loan Fund 5.53%, 04/15/2029, 3 mo. USD LIBOR + 1.450%(1)(2)	1,148,039
694,000	FS Rialto 5.21%, 11/16/2036, 1 mo. USD LIBOR + 1.800%(1)(2)	639,668
295,000	Hotwire Funding LLC 2.31%, 11/20/2051(1)	251,528
	LCM L.P.
1,200,000	5.82%, 07/20/2031, 3 mo. USD LIBOR + 1.580%(1)(2)	1,124,867
250,000	6.19%, 10/20/2027, 3 mo. USD LIBOR + 1.950%(1)(2)	236,947
750,000	LCM XXIII Ltd. 7.54%, 10/20/2029, 3 mo. USD LIBOR + 3.300%(1)(2)	654,388
	LCM XXV Ltd.
1,473,000	5.89%, 07/20/2030, 3 mo. USD LIBOR + 1.650%(1)(2)	1,395,120
931,334	6.54%, 07/20/2030, 3 mo. USD LIBOR + 2.300%(1)(2)	858,811
1,000,000	7.69%, 07/20/2030, 3 mo. USD LIBOR + 3.450%(1)(2)	830,129
1,750,000	Long Point Park CLO Ltd. 5.78%, 01/17/2030, 3 mo. USD LIBOR + 1.700%(1)(2)	1,614,840
	Madison Park Funding Ltd.
1,200,000	5.73%, 04/19/2030, 3 mo. USD LIBOR + 1.500%(1)(2)	1,157,700
850,000	6.58%, 04/15/2029, 3 mo. USD LIBOR + 2.500%(1)(2)	749,075
1,500,000	7.57%, 07/23/2029, 3 mo. USD LIBOR + 3.250%(1)(2)	1,352,907
	Magnetite Ltd.
400,000	6.14%, 01/20/2035, 3 mo. USD LIBOR + 1.900%(1)(2)	360,107
350,000	7.14%, 01/20/2035, 3 mo. USD LIBOR + 2.900%(1)(2)	297,773
870,000	10.71%, 01/25/2032, 3 mo. USD LIBOR + 6.350%(1)(2)	763,482

The accompanying notes are an integral part of these financial statements.
74

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9% - (continued)
	Asset-Backed - Finance & Insurance - 9.6% - (continued)
	Neuberger Berman CLO Ltd.
$ 700,000	5.98%, 04/15/2034, 3 mo. USD LIBOR + 1.900%(1)(2)	$ 630,882
930,000	5.98%, 07/15/2034, 3 mo. USD LIBOR + 1.900%(1)(2)	846,007
	Neuberger Berman Loan Advisers CLO Ltd.
1,250,000	5.79%, 04/20/2031, 3 mo. USD LIBOR + 1.550%(1)(2)	1,177,160
990,000	6.24%, 10/20/2035, 3 mo. USD LIBOR + 2.000%(1)(2)	890,027
1,250,000	7.24%, 10/20/2035, 3 mo. USD LIBOR + 3.000%(1)(2)	1,067,226
	Oak Hill Credit Partners
1,215,000	6.01%, 02/24/2037, 3 mo. USD SOFR + 2.050%(1)(2)	1,096,437
250,000	7.06%, 02/24/2037, 3 mo. USD SOFR + 3.100%(1)(2)	211,643
	Oaktree CLO Ltd.
1,250,000	5.73%, 07/15/2034, 3 mo. USD LIBOR + 1.650%(1)(2)	1,157,875
250,000	7.45%, 10/20/2034, 3 mo. USD LIBOR + 3.210%(1)(2)	219,123
	Octagon Investment Partners Ltd.
750,000	6.29%, 07/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	699,021
690,000	7.34%, 10/20/2034, 3 mo. USD LIBOR + 3.100%(1)(2)	601,654
1,250,000	Race Point CLO Ltd. 5.03%, 02/20/2030, 3 mo. USD LIBOR + 2.050%(1)(2)	1,152,332
	Sound Point CLO Ltd.
2,340,000	5.89%, 07/20/2034, 3 mo. USD LIBOR + 1.650%(1)(2)	2,183,454
1,200,000	6.04%, 10/20/2031, 3 mo. USD LIBOR + 1.800%(1)(2)	1,148,278
	STAR Trust
935,000	5.11%, 01/17/2024, 1 mo. USD LIBOR + 1.700%(1)(2)	865,651
1,210,000	5.41%, 01/17/2024, 1 mo. USD LIBOR + 2.000%(1)(2)	1,170,711
1,050,000	Stratus CLO Ltd. 6.89%, 12/28/2029, 3 mo. USD LIBOR + 2.650%(1)(2)	923,786
500,000	Venture CLO Ltd. 7.82%, 10/22/2031, 3 mo. USD LIBOR + 3.500%(1)(2)	406,218
	Voya CLO Ltd.
990,000	5.98%, 10/15/2030, 3 mo. USD LIBOR + 1.900%(1)(2)	879,858
1,200,000	6.10%, 07/14/2031, 3 mo. USD LIBOR + 2.090%(1)(2)	1,105,352
800,000	6.39%, 10/18/2031, 3 mo. USD LIBOR + 2.200%(1)(2)	733,669
1,000,000	Voya Ltd. 6.03%, 10/15/2030, 3 mo. USD LIBOR + 1.950%(1)(2)	930,538
1,205,000	Whetstone Park CLO Ltd. 7.14%, 01/20/2035, 3 mo. USD LIBOR + 2.900%(1)(2)	1,037,480
		61,894,861
	Asset-Backed - Home Equity - 0.4%
	FirstKey Homes Trust
650,000	1.67%, 10/19/2037(1)	562,308
1,305,000	3.02%, 10/19/2037(1)	1,117,212
	Progress Residential Trust
205,000	1.50%, 10/17/2027(1)	178,058
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9% - (continued)
	Asset-Backed - Home Equity - 0.4% - (continued)
$ 820,000	1.81%, 04/17/2038(1)	$ 684,547
305,000	Tricon American Homes Trust 2.03%, 11/17/2039(1)	246,675
		2,788,800
	Collateralized - Mortgage Obligations - 0.1%
800,000	COLT Funding LLC 3.66%, 12/27/2066(1)(3)	560,441
	Commercial Mortgage-Backed Securities - 5.4%
1,125,000	1211 Avenue of the Americas Trust 4.14%, 08/10/2035(1)(3)	998,966
1,250,000	280 Park Avenue Mortgage Trust 4.84%, 09/15/2034, 1 mo. USD LIBOR + 1.537%(1)(2)	1,174,770
	Benchmark Mortgage Trust
29,925,970	0.47%, 07/15/2051(3)(4)	568,420
22,122,803	0.64%, 01/15/2052(3)(4)	600,037
2,894,543	1.03%, 05/15/2052(3)(4)	133,122
14,814,582	1.22%, 03/15/2062(3)(4)	781,460
470,000	3.21%, 09/15/2053	337,050
325,000	3.72%, 12/15/2072(3)	246,285
1,210,000	BF NYT Mortgage Trust 5.11%, 12/15/2035, 1 mo. USD LIBOR + 1.700%(1)(2)	1,089,726
330,000	BFLD Trust 5.46%, 11/15/2028, 1 mo. USD LIBOR + 2.050%(1)(2)	325,934
	BX Commercial Mortgage Trust
748,000	4.86%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	716,162
960,500	5.41%, 10/15/2036, 1 mo. USD LIBOR + 2.000%(1)(2)	919,417
	BX Trust
380,000	4.71%, 10/15/2036, 1 mo. USD LIBOR + 1.297%(1)(2)	349,552
602,000	4.86%, 11/15/2032, 1 mo. USD LIBOR + 1.450%(1)(2)	571,720
565,000	6.30%, 10/13/2027(1)	559,139
585,000	6.79%, 10/13/2027(1)	578,401
750,000	10.71%, 08/15/2039, 1 mo. USD SOFR + 7.333%(1)(2)	744,608
	BXHPP Trust
210,000	4.06%, 08/15/2036, 1 mo. USD LIBOR + 0.650%(1)(2)	197,255
185,000	4.31%, 08/15/2036, 1 mo. USD LIBOR + 0.900%(1)(2)	171,602
1,190,000	CAMB Commercial Mortgage Trust 5.16%, 12/15/2037, 1 mo. USD LIBOR + 1.750%(1)(2)	1,136,429
18,296,662	CD Mortgage Trust 0.97%, 02/10/2050(3)(4)	568,825
	Commercial Mortgage Trust
175,000	2.68%, 11/10/2046(1)(3)	118,306
944,000	4.36%, 12/10/2045(1)(3)	920,872
	CSAIL Commercial Mortgage Trust
19,203,742	0.57%, 08/15/2051(3)(4)	457,879
20,911,302	0.75%, 11/15/2050(3)(4)	566,130
1,000,000	CSMC Trust 3.65%, 11/13/2039(1)(3)	749,202
	DBJPM Mortgage Trust
8,780,450	1.44%, 08/10/2049(3)(4)	355,893
3,360,931	1.71%, 09/15/2053(3)(4)	239,444
335,000	DC Office Trust 3.07%, 09/15/2045(1)(3)	240,480
	GS Mortgage Securities Trust
34,638,568	0.43%, 03/10/2051(3)(4)	610,453
15,103,966	1.08%, 07/10/2052(3)(4)	691,222
5,768,726	1.13%, 05/10/2052(3)(4)	271,344
469,000	3.97%, 05/10/2052	393,566

The accompanying notes are an integral part of these financial statements.
75

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9% - (continued)
	Commercial Mortgage-Backed Securities - 5.4% - (continued)
$ 1,165,000	HONO LULU Mortgage Trust 5.26%, 10/15/2036, 1 mo. USD LIBOR + 1.850%(1)(2)	$ 1,095,934
	Hudson Yards Mortgage Trust
500,000	2.98%, 08/10/2038(1)(3)	416,150
1,240,000	3.44%, 07/10/2039(1)(3)	949,771
	JP Morgan Chase Commercial Mortgage Securities Trust
1,195,000	3.62%, 01/16/2037(1)	1,026,086
1,190,000	3.75%, 06/05/2039(1)(3)	986,762
920,000	KNDL Mortgage Trust 4.76%, 05/15/2036, 1 mo. USD LIBOR + 1.350%(1)(2)	888,380
98,297	Life Mortgage Trust 4.11%, 03/15/2038, 1 mo. USD LIBOR + 0.700%(1)(2)	93,935
	MHP STOR
225,000	4.46%, 07/15/2038, 1 mo. USD LIBOR + 1.050%(1)(2)	212,042
230,000	4.76%, 07/15/2038, 1 mo. USD LIBOR + 1.350%(1)(2)	215,027
1,250,000	Morgan Stanley Capital Trust 5.06%, 10/15/2037, 1 mo. USD LIBOR + 1.650%(1)(2)	1,181,137
125,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2043(1)(3)	87,701
3,151,080	SLG Office Trust 0.26%, 07/15/2041(1)(3)(4)	50,917
	SREIT Trust
1,450,000	4.44%, 07/15/2036, 1 mo. USD LIBOR + 1.026%(1)(2)	1,359,231
440,000	4.49%, 11/15/2038, 1 mo. USD LIBOR + 1.080%(1)(2)	411,675
550,000	4.79%, 07/15/2036, 1 mo. USD LIBOR + 1.375%(1)(2)	511,440
1,340,000	4.99%, 11/15/2038, 1 mo. USD LIBOR + 1.578%(1)(2)	1,225,262
	Wells Fargo N.A.
12,422,768	0.69%, 12/15/2052(3)(4)	464,860
25,124,477	0.71%, 11/15/2050(3)(4)	712,015
12,124,865	0.89%, 05/15/2062(3)(4)	528,105
31,475,899	0.95%, 08/15/2061(3)(4)	1,519,049
14,055,771	1.23%, 03/15/2063(3)(4)	876,717
8,795,540	1.78%, 03/15/2063(3)(4)	870,648
330,000	3.39%, 03/15/2064(3)	251,896
383,047	WF-RBS Commercial Mortgage Trust 4.84%, 06/15/2044(1)(3)	381,856
		34,700,267
	Other Asset-Backed Securities - 0.8%
145,187	Aaset Trust 3.84%, 05/15/2039(1)	96,400
	Affirm Asset Securitization Trust
305,000	1.03%, 08/17/2026(1)	286,468
35,706	3.46%, 10/15/2024(1)	35,344
1,250,000	Barings CLO Ltd. 6.08%, 10/15/2036, 3 mo. USD LIBOR + 2.000%(1)(2)	1,126,993
168,760	Castlelake Aircraft Structured Trust 3.97%, 04/15/2039(1)	145,581
	CF Hippolyta Issuer LLC
95,807	1.53%, 03/15/2061(1)	82,098
239,517	1.98%, 03/15/2061(1)	202,673
82	Cloud Pass-Through Trust 3.55%, 12/05/2022(1)(3)	82
685,000	Elmwood CLO Ltd. 9.01%, 11/20/2035, 3 mo. USD SOFR + 5.650%(1)	684,401
350,000	ExteNet LLC 3.20%, 07/26/2049(1)	329,303
345,654	Home Partners of America Trust 2.30%, 12/17/2026(1)	294,221
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 17.9% - (continued)
	Other Asset-Backed Securities - 0.8% - (continued)
$ 223,174	Horizon Aircraft Finance Ltd. 3.43%, 11/15/2039(1)	$ 186,334
101,896	MetLife Securitization Trust 3.00%, 04/25/2055(1)(3)	96,316
125,000	New Economy Assets Phase 1 Sponsor LLC 2.41%, 10/20/2061(1)	105,566
260,589	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	195,334
585,000	SCF Equipment Leasing 0.83%, 08/21/2028(1)	548,671
	Stack Infrastructure Issuer LLC
625,000	1.88%, 03/26/2046(1)	548,153
100,000	1.89%, 08/25/2045(1)	88,589
340,000	3.08%, 10/25/2044(1)	317,251
123,692	START Ireland 4.09%, 03/15/2044(1)	109,558
		5,479,336
	Whole Loan Collateral CMO - 1.3%
36,000	Angel Oak Mortgage Trust 2.62%, 11/25/2059(1)(3)	33,850
17,090	Bravo Residential Funding Trust 2.41%, 05/25/2060(1)(3)	16,266
50,000	Connecticut Avenue Securities Trust 4.55%, 10/25/2041, 1 mo. USD SOFR + 1.550%(1)(2)	46,776
	Fannie Mae Connecticut Avenue Securities
266,200	7.89%, 02/25/2025, 1 mo. USD LIBOR + 4.300%(2)	270,760
51,882	8.49%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	53,316
243,704	8.59%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(2)	247,614
81,444	9.49%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	84,752
	Flagstar Mortgage Trust
175,088	2.00%, 09/25/2041(1)(3)	144,694
85,246	4.00%, 05/25/2048(1)(3)	76,102
1,201,376	GCAT Trust 4.35%, 04/25/2067(1)(3)	1,090,280
	GS Mortgage-Backed Securities Corp. Trust
310,839	2.76%, 06/25/2051(1)(3)	209,818
860,880	2.78%, 05/25/2051(1)(3)	560,947
1,156,808	3.27%, 03/27/2051(1)(3)	844,688
538,549	JP Morgan Chase Bank N.A. 6.09%, 10/25/2057, 1 mo. USD LIBOR + 2.500%(1)(2)	508,212
	JP Morgan Mortgage Trust
776,660	2.83%, 12/25/2051(1)(3)	433,509
3,525,053	4.03%, 11/25/2050(1)(3)	3,016,791
62,030	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	60,828
219,950	Seasoned Credit Risk Transfer Trust 3.50%, 10/25/2058	208,149
	Towd Point Mortgage Trust
13,114	2.75%, 04/25/2057(1)(3)	12,919
118,467	2.75%, 06/25/2057(1)(3)	111,977
40,398	3.00%, 01/25/2058(1)(3)	38,882
		8,071,130
	Total Asset & Commercial Mortgage-Backed Securities (cost $129,667,884)	$ 115,649,357

The accompanying notes are an integral part of these financial statements.
76

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 4.4%
	Commercial Services - 0.5%
$ 2,200,000	Block, Inc. 0.25%, 11/01/2027	$ 1,641,845
2,500,000	Shift4 Payments, Inc. 0.50%, 08/01/2027	1,923,438
		3,565,283
	Electric - 0.5%
3,259,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	3,206,856
	Engineering & Construction - 0.2%
EUR 2,000,000	Cellnex Telecom S.A. 0.75%, 11/20/2031(5)	1,345,704
	Healthcare - Products - 0.6%
$ 2,200,000	Exact Sciences Corp. 0.38%, 03/01/2028	1,409,320
1,700,000	Insulet Corp. 0.38%, 09/01/2026	2,172,600
		3,581,920
	Healthcare - Services - 0.3%
2,400,000	Teladoc Health, Inc. 1.25%, 06/01/2027	1,797,078
	Internet - 1.4%
2,200,000	Airbnb, Inc. 0.00%, 03/15/2026(6)	1,840,300
2,100,000	ETSY, Inc. 0.25%, 06/15/2028	1,620,150
2,500,000	Sea Ltd. 0.25%, 09/15/2026	1,722,500
2,400,000	Spotify USA, Inc., Co. 0.00%, 03/15/2026(6)	1,905,600
2,200,000	Uber Technologies, Inc. 0.00%, 12/15/2025(6)	1,817,005
		8,905,555
	Software - 0.9%
2,400,000	Avalara, Inc. 0.25%, 08/01/2026	2,382,000
2,400,000	Bentley Systems, Inc. 0.38%, 07/01/2027	1,867,200
2,400,000	RingCentral, Inc. 0.00%, 03/15/2026(6)	1,830,000
		6,079,200
	Total Convertible Bonds (cost $32,636,993)	$ 28,481,596
CORPORATE BONDS - 14.7%
	Aerospace/Defense - 0.3%
685,000	Boeing Co. 5.15%, 05/01/2030	$ 633,559
135,000	Lockheed Martin Corp. 4.85%, 09/15/2041	118,250
900,000	Raytheon Technologies Corp. 4.13%, 11/16/2028	840,072
750,000	Teledyne Technologies, Inc. 1.60%, 04/01/2026	651,378
		2,243,259
	Agriculture - 0.1%
990,000	BAT Capital Corp. 3.56%, 08/15/2027	861,143
	Airlines - 0.0%
44,294	United Airlines Class B Pass-Through Trust 4.60%, 09/01/2027	39,961
	Auto Manufacturers - 0.1%
460,000	Hyundai Capital America 0.80%, 04/03/2023(1)	450,793
485,000	Volkswagen Group of America Finance LLC 3.35%, 05/13/2025(1)	456,256
		907,049
	Auto Parts & Equipment - 0.1%
608,000	Clarios Global L.P. / Clarios U.S. Finance Co. 6.25%, 05/15/2026(1)	588,240
	Beverages - 0.1%
	Anheuser-Busch InBev Worldwide, Inc.
115,000	3.75%, 07/15/2042	86,206
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Beverages - 0.1% - (continued)
$ 305,000	4.50%, 06/01/2050	$ 248,523
575,000	5.55%, 01/23/2049	540,498
		875,227
	Biotechnology - 0.0%
300,000	CSL Finance plc 4.25%, 04/27/2032(1)	271,016
	Chemicals - 0.3%
95,000	Avient Corp. 7.13%, 08/01/2030(1)	90,846
860,000	Celanese US Holdings LLC 6.17%, 07/15/2027	812,001
575,000	DuPont de Nemours, Inc. 5.42%, 11/15/2048	502,239
785,000	NOVA Chemicals Corp. 4.25%, 05/15/2029(1)(7)	639,907
		2,044,993
	Commercial Banks - 3.0%
	Bank of America Corp.
430,000	1.73%, 07/22/2027, (1.73% fixed rate until 07/22/2026; 3 mo. USD SOFR + 0.960% thereafter)(8)	368,051
175,000	2.30%, 07/21/2032, (2.30% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.220% thereafter)(8)	129,469
961,000	3.42%, 12/20/2028, (3.42% fixed rate until 12/20/2027; 3 mo. USD LIBOR + 1.040% thereafter)(8)	848,225
450,000	3.59%, 07/21/2028, (3.59% fixed rate until 07/21/2027; 3 mo. USD LIBOR + 1.370% thereafter)(8)	404,009
200,000	Bank of New York Mellon Corp. 3.00%, 02/24/2025	190,749
	Barclays plc
380,000	2.89%, 11/24/2032, (2.89% fixed rate until 11/24/2031; 12 mo. USD CMT + 1.300% thereafter)(2)(8)	268,820
720,000	3.93%, 05/07/2025, (3.93% fixed rate until 05/07/2024; 3 mo. USD LIBOR + 1.610% thereafter)(8)	685,530
390,000	BNP Paribas S.A. 2.82%, 11/19/2025, (2.82% fixed rate until 11/19/2024; 3 mo. USD LIBOR + 1.111% thereafter)(1)(8)	362,086
	BPCE S.A.
425,000	5.15%, 07/21/2024(1)	409,711
1,200,000	5.70%, 10/22/2023(1)	1,174,872
1,400,000	Citigroup, Inc. 5.30%, 05/06/2044	1,175,138
320,000	Cooperatieve Rabobank UA 1.11%, 02/24/2027, (1.11% fixed rate until 02/24/2026; 12 mo. USD CMT + 0.550% thereafter)(1)(2)(8)	270,163
360,000	Credit Agricole S.A. 3.25%, 10/04/2024(1)	341,855
1,090,000	Credit Suisse Group AG 3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(8)	746,964
	Danske Bank A/S
805,000	1.62%, 09/11/2026, (1.62% fixed rate until 09/11/2025; 12 mo. USD CMT + 1.350% thereafter)(1)(2)(8)	683,898
250,000	5.38%, 01/12/2024(1)	246,329
	Goldman Sachs Group, Inc.
495,000	1.43%, 03/09/2027, (1.43% fixed rate until 03/09/2026; 3 mo. USD SOFR + 0.798% thereafter)(8)	423,388

The accompanying notes are an integral part of these financial statements.
77

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Commercial Banks - 3.0% - (continued)
$ 135,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(8)	$ 102,992
155,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(8)	116,704
530,000	3.27%, 09/29/2025, (3.27% fixed rate until 09/29/2024; 3 mo. USD LIBOR + 1.201% thereafter)(8)	502,383
712,000	5.70%, 11/01/2024	711,459
	HSBC Holdings plc
650,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(8)	534,206
540,000	2.21%, 08/17/2029, (2.21% fixed rate until 08/17/2028; 3 mo. USD SOFR + 1.285% thereafter)(8)	408,838
225,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(8)	161,048
1,081,000	7.39%, 11/03/2028, 3 mo. USD SOFR + 3.350%(8)	1,078,787
	JP Morgan Chase & Co.
535,000	2.52%, 04/22/2031, (2.52% fixed rate until 04/22/2030; 3 mo. USD SOFR + 2.040% thereafter)(8)	421,567
140,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(8)	107,516
105,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(8)	71,626
100,000	3.38%, 05/01/2023	99,222
125,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(8)	108,722
	Morgan Stanley
650,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(8)	469,793
1,195,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(8)	898,497
575,000	4.10%, 05/22/2023	572,097
205,000	Santander Holdings USA, Inc. 3.40%, 01/18/2023	204,089
330,000	Standard Chartered plc 0.99%, 01/12/2025, (0.99% fixed rate until 01/12/2024; 12 mo. USD CMT + 0.780% thereafter)(1)(2)(8)	306,776
450,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(2)(8)	370,755
290,000	US Bancorp 2.49%, 11/03/2036, (2.49% fixed rate until 11/03/2031; 5 year USD CMT + 0.950% thereafter)(2)(8)	212,296
	Wells Fargo & Co.
1,794,000	4.48%, 01/16/2024	1,776,955
375,000	4.61%, 04/25/2053, (4.61% fixed rate until 04/25/2052; 3 mo. USD SOFR + 2.130% thereafter)(8)	297,543
1,420,000	5.38%, 11/02/2043	1,200,808
		19,463,936
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Commercial Services - 0.2%
	Ashtead Capital, Inc.
$ 260,000	4.25%, 11/01/2029(1)	$ 225,958
400,000	5.50%, 08/11/2032(1)	361,234
85,000	Gartner, Inc. 3.75%, 10/01/2030(1)	71,438
540,000	TriNet Group, Inc. 3.50%, 03/01/2029(1)	447,525
155,000	United Rentals North America, Inc. 3.88%, 02/15/2031	128,249
		1,234,404
	Construction Materials - 0.3%
795,000	Eagle Materials, Inc. 2.50%, 07/01/2031	583,072
410,000	Masonite International Corp. 3.50%, 02/15/2030(1)	325,827
1,045,000	Standard Industries, Inc. 3.38%, 01/15/2031(1)	781,869
		1,690,768
	Distribution/Wholesale - 0.1%
640,000	G-III Apparel Group Ltd. 7.88%, 08/15/2025(1)	606,400
	Diversified Financial Services - 0.9%
	Aviation Capital Group LLC
435,000	1.95%, 09/20/2026(1)	349,799
1,250,000	3.50%, 11/01/2027(1)	1,014,824
	Avolon Holdings Funding Ltd.
221,000	2.13%, 02/21/2026(1)	181,155
15,000	2.53%, 11/18/2027(1)	11,456
660,000	Blackstone Holdings Finance Co. LLC 2.55%, 03/30/2032(1)	501,879
775,000	Brookfield Finance LLC 3.45%, 04/15/2050	458,153
195,000	Enact Holdings, Inc. 6.50%, 08/15/2025(1)	192,094
	Intercontinental Exchange, Inc.
1,196,000	4.00%, 09/15/2027	1,132,136
1,190,000	4.35%, 06/15/2029	1,122,711
675,000	United Wholesale Mortgage LLC 5.75%, 06/15/2027(1)	549,808
		5,514,015
	Electric - 1.5%
305,000	American Transmission Systems, Inc. 2.65%, 01/15/2032(1)	236,612
275,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029	224,975
189,000	CMS Energy Corp. 4.75%, 06/01/2050, (4.75% fixed rate until 03/01/2030; 5 year USD CMT + 4.116% thereafter)(2)(8)	156,701
	Consolidated Edison Co. of New York, Inc.
250,000	3.20%, 12/01/2051	158,270
95,000	4.50%, 05/15/2058	71,476
	Dominion Energy South Carolina, Inc.
105,000	4.60%, 06/15/2043	87,184
156,000	6.63%, 02/01/2032	166,070
	Duke Energy Corp.
105,000	2.65%, 09/01/2026	94,922
120,000	3.40%, 06/15/2029	104,630
1,180,000	4.50%, 08/15/2032	1,062,278
90,000	5.00%, 08/15/2052	74,130
575,000	Exelon Corp. 5.10%, 06/15/2045	494,279
	Georgia Power Co.
1,500,000	4.70%, 05/15/2032	1,407,306
465,000	5.13%, 05/15/2052	415,650
425,000	Indianapolis Power and Light Co. 6.60%, 06/01/2037(1)	438,462

The accompanying notes are an integral part of these financial statements.
78

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Electric - 1.5% - (continued)
$ 135,000	ITC Holdings Corp. 4.95%, 09/22/2027(1)	$ 130,839
160,000	Niagara Mohawk Power Corp. 3.03%, 06/27/2050(1)	91,184
240,000	Oglethorpe Power Corp. 4.50%, 04/01/2047(1)	179,113
815,000	Pacific Gas and Electric Co. 5.90%, 06/15/2032	757,698
85,000	PacifiCorp 4.13%, 01/15/2049	64,587
	Pennsylvania Electric Co.
66,000	3.60%, 06/01/2029(1)	58,032
750,000	4.15%, 04/15/2025(1)	712,349
	San Diego Gas & Electric Co.
270,000	3.70%, 03/15/2052	193,961
40,000	3.75%, 06/01/2047	28,448
10,000	4.15%, 05/15/2048	7,699
	SCE Recovery Funding LLC
137,154	0.86%, 11/15/2033	112,788
65,000	1.94%, 05/15/2040	43,657
35,000	2.51%, 11/15/2043	21,365
	Sempra Energy
1,075,000	3.25%, 06/15/2027	971,897
100,000	4.13%, 04/01/2052, (4.13% fixed rate until 01/01/2027; 5 year USD CMT + 2.868% thereafter)(2)(8)	75,250
178,000	Southern Co. 4.00%, 01/15/2051, (4.00% fixed rate until 10/15/2025; 5 year USD CMT + 3.733% thereafter)(2)(8)	154,673
400,000	Texas Electric Market Stabilization Funding LLC 4.27%, 08/01/2036(1)	376,575
485,000	Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025(1)	464,270
90,000	Tucson Electric Power Co. 4.00%, 06/15/2050	65,061
106,000	Union Electric Co. 4.00%, 04/01/2048	79,679
		9,782,070
	Electrical Components & Equipment - 0.2%
955,000	WESCO Distribution, Inc. 7.25%, 06/15/2028(1)	968,809
	Electronics - 0.1%
400,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	344,880
	Engineering & Construction - 0.0%
320,000	TopBuild Corp. 3.63%, 03/15/2029(1)	254,275
	Environmental Control - 0.1%
445,000	Republic Services, Inc. 2.30%, 03/01/2030	363,567
180,000	Stericycle, Inc. 3.88%, 01/15/2029(1)(7)	156,420
		519,987
	Food - 0.1%
150,000	McCormick & Co., Inc. 2.50%, 04/15/2030	120,708
510,000	Sigma Alimentos S.A. de C.V. 4.13%, 05/02/2026(1)	469,649
		590,357
	Forest Products & Paper - 0.1%
940,000	Glatfelter Corp. 4.75%, 11/15/2029(1)	605,388
	Gas - 0.1%
125,000	Boston Gas Co. 3.15%, 08/01/2027(1)	109,968
300,000	Southern California Gas Co. 2.95%, 04/15/2027	271,119
		381,087
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Healthcare - Products - 0.1%
$ 805,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	$ 670,043
	Healthcare - Services - 0.5%
	Centene Corp.
450,000	2.45%, 07/15/2028	370,289
245,000	4.25%, 12/15/2027	226,319
	CommonSpirit Health
80,000	2.78%, 10/01/2030	62,222
5,000	3.91%, 10/01/2050	3,342
305,000	4.20%, 08/01/2023	301,312
214,000	Dignity Health 3.81%, 11/01/2024	206,394
	HCA, Inc.
220,000	4.63%, 03/15/2052(1)	161,399
1,000,000	5.50%, 06/15/2047	832,385
	Mercy Health
565,000	3.56%, 08/01/2027	510,003
95,000	4.30%, 07/01/2028	87,837
265,000	Ochsner LSU Health System of North Louisiana 2.51%, 05/15/2031	197,767
140,000	Sutter Health 2.29%, 08/15/2030	110,157
145,000	Toledo Hospital 5.75%, 11/15/2038	129,203
	UnitedHealth Group, Inc.
5,000	3.85%, 06/15/2028	4,653
170,000	4.20%, 05/15/2032	156,336
25,000	4.75%, 05/15/2052	21,754
		3,381,372
	Home Builders - 0.1%
480,000	Meritage Homes Corp. 3.88%, 04/15/2029(1)	385,776
	Insurance - 0.8%
144,000	American International Group, Inc. 3.40%, 06/30/2030	123,677
	Athene Global Funding
370,000	1.61%, 06/29/2026(1)	314,210
800,000	2.50%, 03/24/2028(1)	657,683
560,000	CNO Global Funding 2.65%, 01/06/2029(1)	460,783
	Corebridge Financial, Inc.
518,000	3.90%, 04/05/2032(1)	432,536
355,000	6.88%, 12/15/2052, (6.87% fixed rate until 09/15/2027; 5 year USD CMT + 3.846% thereafter)(1)(2)(8)	317,780
350,000	Equitable Financial Life Global Funding 1.40%, 08/27/2027(1)	287,804
1,100,000	Equitable Holdings, Inc. 5.00%, 04/20/2048	878,891
115,000	Five Corners Funding Trust 4.42%, 11/15/2023(1)	113,625
385,000	Intact Financial Corp. 5.46%, 09/22/2032(1)(7)	368,417
	Liberty Mutual Group, Inc.
77,000	4.57%, 02/01/2029(1)	69,056
395,000	5.50%, 06/15/2052(1)	323,647
675,000	Unum Group 5.75%, 08/15/2042	554,683
		4,902,792
	Investment Company Security - 0.0%
250,000	JAB Holdings B.V. 3.75%, 05/28/2051(1)	134,881
	IT Services - 0.2%
475,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	420,546

The accompanying notes are an integral part of these financial statements.
79

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	IT Services - 0.2% - (continued)
$ 433,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031	$ 270,431
825,000	Western Digital Corp. 4.75%, 02/15/2026	766,578
		1,457,555
	Leisure Time - 0.1%
	Royal Caribbean Cruises Ltd.
460,000	8.25%, 01/15/2029(1)	458,494
155,000	11.50%, 06/01/2025(1)	166,930
		625,424
	Lodging - 0.1%
800,000	Genting New York LLC / GENNY Capital, Inc. 3.30%, 02/15/2026(1)	701,206
	Media - 0.5%
	Charter Communications Operating LLC / Charter Communications Operating Capital
235,000	2.25%, 01/15/2029	184,606
950,000	6.48%, 10/23/2045	838,696
575,000	Comcast Corp. 4.40%, 08/15/2035	502,991
1,000,000	Discovery Communications LLC 5.20%, 09/20/2047	708,471
1,000,000	Paramount Global 5.85%, 09/01/2043	810,531
30,000	Time Warner Cable Enterprises LLC 8.38%, 03/15/2023	30,327
	Time Warner Cable LLC
80,000	6.55%, 05/01/2037	71,270
60,000	7.30%, 07/01/2038	55,880
250,000	Videotron Ltd. 3.63%, 06/15/2029(1)(7)	210,520
		3,413,292
	Miscellaneous Manufacturing - 0.1%
350,000	Textron, Inc. 3.88%, 03/01/2025	337,680
	Office/Business Equipment - 0.0%
275,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	217,250
	Oil & Gas - 0.6%
1,760,000	Aker BP ASA 3.75%, 01/15/2030(1)	1,496,177
406,000	Devon Energy Corp. 5.88%, 06/15/2028	404,680
75,000	EQT Corp. 5.70%, 04/01/2028	72,949
	Equinor ASA
35,000	2.88%, 04/06/2025	33,289
560,000	3.00%, 04/06/2027	512,451
	Hess Corp.
135,000	5.60%, 02/15/2041	121,310
525,000	7.30%, 08/15/2031	554,596
	Qatar Energy
245,000	2.25%, 07/12/2031(1)	196,612
210,000	3.13%, 07/12/2041(1)	148,848
		3,540,912
	Packaging & Containers - 0.0%
340,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	287,222
	Pharmaceuticals - 0.2%
600,000	AbbVie, Inc. 4.75%, 03/15/2045	500,849
160,000	CVS Health Corp. 4.88%, 07/20/2035	143,579
465,000	Organon & Co. / Organon Foreign Debt Co.-Issuer BV 4.13%, 04/30/2028(1)	409,581
	Teva Pharmaceutical Finance Netherlands III B.V.
180,000	2.80%, 07/21/2023	175,001
360,000	4.75%, 05/09/2027	317,700
		1,546,710
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Pipelines - 1.2%
$ 545,000	EIG Pearl Holding S.a.r.l. 3.55%, 08/31/2036(1)	$ 418,287
	Energy Transfer L.P.
1,200,000	4.40%, 03/15/2027	1,112,338
1,125,000	4.75%, 01/15/2026	1,077,810
155,000	4.95%, 06/15/2028	144,324
385,000	5.00%, 05/15/2050	291,420
1,100,000	5.25%, 04/15/2029	1,030,145
214,000	7.60%, 02/01/2024	217,165
462,330	Galaxy Pipeline Assets Bidco Ltd. 2.16%, 03/31/2034(1)	376,429
	Gray Oak Pipeline LLC
258,000	2.60%, 10/15/2025(1)	231,790
40,000	3.45%, 10/15/2027(1)	34,961
1,175,000	ONEOK, Inc. 4.00%, 07/13/2027	1,063,122
940,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	857,747
585,000	Sempra Global 3.25%, 01/15/2032(1)	457,437
235,000	Venture Global Calcasieu Pass LLC 3.88%, 08/15/2029(1)	202,688
		7,515,663
	Real Estate Investment Trusts - 0.5%
	Brixmor Operating Partnership L.P.
285,000	4.05%, 07/01/2030	236,817
440,000	4.13%, 05/15/2029	376,662
290,000	CubeSmart L.P. 2.25%, 12/15/2028	232,623
750,000	GLP Capital L.P. / GLP Financing II, Inc. 4.00%, 01/15/2030	618,502
	SBA Tower Trust
100,000	1.63%, 05/15/2051(1)	83,409
100,000	1.88%, 07/15/2050(1)	87,480
215,000	2.84%, 01/15/2050(1)	199,589
300,000	3.45%, 03/15/2048(1)	297,049
1,280,000	VICI Properties L.P. 4.95%, 02/15/2030	1,156,867
135,000	VICI Properties L.P. / VICI Note Co., Inc. 4.13%, 08/15/2030(1)	112,177
		3,401,175
	Semiconductors - 0.3%
890,000	Intel Corp. 4.15%, 08/05/2032	794,491
675,000	Microchip Technology, Inc. 0.97%, 02/15/2024	634,912
335,000	QUALCOMM, Inc. 4.25%, 05/20/2032	313,822
		1,743,225
	Software - 0.3%
170,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	147,262
540,000	Fidelity National Information Services, Inc. 5.10%, 07/15/2032	507,562
	Oracle Corp.
585,000	2.88%, 03/25/2031	461,419
550,000	3.60%, 04/01/2050	337,156
110,000	3.65%, 03/25/2041	74,259
110,000	3.95%, 03/25/2051	71,504
650,000	ROBLOX Corp. 3.88%, 05/01/2030(1)	536,250
		2,135,412
	Telecommunications - 1.1%
	AT&T, Inc.
578,000	2.55%, 12/01/2033	425,467
11,000	3.65%, 06/01/2051	7,318
24,000	3.85%, 06/01/2060	15,761
30,000	4.30%, 12/15/2042	23,035
750,000	Juniper Networks, Inc. 1.20%, 12/10/2025	653,672

The accompanying notes are an integral part of these financial statements.
80

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 14.7% - (continued)
	Telecommunications - 1.1% - (continued)
$ 875,000	Motorola Solutions, Inc. 5.60%, 06/01/2032	$ 823,135
425,000	NBN Co., Ltd. 1.63%, 01/08/2027(1)	361,340
521,876	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.74%, 03/20/2025(1)	513,871
	T-Mobile USA, Inc.
625,000	2.25%, 02/15/2026	562,519
290,000	2.88%, 02/15/2031	234,070
1,600,000	3.38%, 04/15/2029	1,386,392
775,000	4.50%, 04/15/2050	612,596
	Verizon Communications, Inc.
1,600,000	2.36%, 03/15/2032	1,210,822
130,000	4.75%, 11/01/2041	108,862
575,000	Vodafone Group plc 5.25%, 05/30/2048	468,430
		7,407,290
	Transportation - 0.1%
600,000	FedEx Corp. 5.25%, 05/15/2050(7)	505,098
	Trucking & Leasing - 0.2%
580,000	DAE Funding LLC 1.55%, 08/01/2024(1)	526,000
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
90,000	2.70%, 11/01/2024(1)	84,176
745,000	3.95%, 03/10/2025(1)	711,278
		1,321,454
	Total Corporate Bonds (cost $113,099,465)	$ 95,418,696
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
	Indonesia - 0.7%
IDR 75,000,000,000	Indonesia Treasury Bond 7.00%, 09/15/2030	$ 4,656,563
	Qatar - 0.1%
	Qatar Government International Bond
$ 250,000	3.38%, 03/14/2024(1)	245,166
315,000	3.88%, 04/23/2023(1)	313,748
		558,914
	Total Foreign Government Obligations (cost $6,055,929)	$ 5,215,477
MUNICIPAL BONDS - 1.0%
	Airport - 0.0%
	Dallas, TX, Fort Worth International Airport Rev
15,000	4.09%, 11/01/2051	$ 11,756
90,000	4.51%, 11/01/2051	74,937
		86,693
	General - 0.3%
140,000	City of Sacramento, CA, Rev, (AGM Insured) 6.42%, 08/01/2023	141,467
155,000	Kansas, Dev Finance Auth Rev, (AGM Insured) 5.37%, 05/01/2026	155,451
1,000,000	Metropolitan Atlanta, GA, Rapid Transit Auth, Rev 2.74%, 07/01/2036	720,733
575,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	602,862
		1,620,513
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.0% - (continued)
	General Obligation - 0.3%
$ 1,250,000	State of Illinois, GO 5.10%, 06/01/2033	$ 1,168,118
1,350,000	Town of Andover, MA, GO 2.62%, 11/01/2036	964,729
		2,132,847
	Power - 0.0%
83,000	New York Utility Debt Securitization Auth Rev 3.44%, 12/15/2025	82,123
	Tobacco - 0.0%
	Golden State, CA, Tobacco Securitization Corp. Rev
10,000	2.75%, 06/01/2034	7,670
40,000	3.00%, 06/01/2046	36,227
20,000	3.29%, 06/01/2042	13,916
		57,813
	Transportation - 0.3%
20,000	Chicago, IL, Transit Auth Rev 6.90%, 12/01/2040	21,568
45,000	Foothill-Eastern Transportation Corridor Agency, CA, Rev 4.09%, 01/15/2049	30,369
150,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	156,601
	Metropolitan Transportation Auth, NY, Rev
60,000	5.18%, 11/15/2049	50,225
20,000	6.20%, 11/15/2026	20,081
195,000	6.81%, 11/15/2040	198,941
80,000	Port Authority of New York & New Jersey Rev 3.18%, 07/15/2060(7)	48,299
1,350,000	San Joaquin Hills, CA, Transportation Corridor Agency Rev, (AGM Insured) 3.22%, 01/15/2035	1,064,786
		1,590,870
	Utility - Electric - 0.1%
375,000	Illinois Municipal Electric Agency Rev 6.83%, 02/01/2035	402,930
256,000	Municipal Electric Auth, GA, Rev 6.64%, 04/01/2057	257,779
		660,709
	Total Municipal Bonds (cost $7,617,972)	$ 6,231,568
SENIOR FLOATING RATE INTERESTS - 10.9%(9)
	Advertising - 0.1%
513,712	ABG Intermediate Holdings 2 LLC 7.33%, 12/21/2028, 1 mo. USD SOFR + 3.500%	$ 492,522
406,060	Clear Channel Outdoor Holdings, Inc. 7.91%, 08/21/2026, 1 mo. USD LIBOR + 3.500%	370,943
		863,465
	Aerospace/Defense - 0.1%
868,619	TransDigm, Inc. 5.92%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	847,408
	Airlines - 0.2%
285,000	Advantage Loyalty IP Ltd. 8.99%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	281,845
184,537	Air Canada 6.42%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	179,924
218,500	Mileage Plus Holdings LLC 8.78%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	222,778

The accompanying notes are an integral part of these financial statements.
81

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Airlines - 0.2% - (continued)
$ 295,000	SkyMiles IP Ltd. 7.99%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	$ 297,399
300,425	United Airlines, Inc. 8.11%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	292,665
		1,274,611
	Apparel - 0.1%
271,563	Birkenstock GmbH & Co. KG 5.10%, 04/28/2028, 1 mo. USD LIBOR + 3.250%	257,373
538,187	Crocs, Inc. 7.20%, 02/20/2029, 1 mo. USD SOFR + 3.500%	517,236
		774,609
	Auto Parts & Equipment - 0.1%
636,040	Clarios Global L.P. 7.00%, 04/30/2026, 1 mo. USD LIBOR + 3.250%	617,258
222,615	First Brands Group LLC 8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	210,259
		827,517
	Chemicals - 0.5%
241,228	ASP Unifrax Holdings, Inc. 7.42%, 12/12/2025, 3 mo. USD LIBOR + 3.750%	220,663
100,000	Avient Corp. 7.34%, 08/29/2029, 1 mo. USD SOFR + 3.250%	99,417
419,971	Axalta Coating Systems U.S. Holdings, Inc. 5.42%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	414,722
669,938	Diamond (BC) B.V. 7.16%, 09/29/2028, 1 mo. USD LIBOR + 2.750%	625,219
488,815	Messer Industries GmbH 6.17%, 03/02/2026, 3 mo. USD LIBOR + 2.500%	479,772
504,780	Starfruit Finco B.V. 7.16%, 10/01/2025, 1 mo. USD LIBOR + 2.750%	474,812
	Tronox Finance LLC
279,848	5.94%, 03/10/2028, 1 mo. USD LIBOR + 2.250%	263,407
353,225	6.80%, 04/04/2029, 1 mo. USD SOFR + 3.250%	336,669
		2,914,681
	Commercial Services - 0.9%
630,400	AlixPartners LLP 6.50%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	614,905
370,312	Allied Universal Holdco LLC 7.50%, 05/12/2028, 1 mo. USD LIBOR + 3.750%	335,366
	Amentum Government Services Holdings LLC
104,738	7.39%, 02/15/2029, 1 mo. USD SOFR + 4.000%	101,159
151,512	7.80%, 01/29/2027, 1 mo. USD LIBOR + 3.500%	146,588
366,300	APX Group, Inc. 6.73%, 07/10/2028, 1 mo. USD LIBOR + 2.250%	335,908
475,340	AVSC Holding Corp. 8.64%, 10/15/2026, 1 mo. USD LIBOR + 4.500%	417,905
	Belron Finance U.S. LLC
241,228	5.19%, 11/13/2025, 3 mo. USD LIBOR + 2.250%	237,006
97,250	6.69%, 10/30/2026, 1 mo. USD LIBOR + 2.250%	95,426
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Commercial Services - 0.9% - (continued)
$ 244,299	BrightView Landscapes LLC 6.98%, 04/20/2029, 1 mo. USD SOFR + 3.250%	$ 236,664
220,000	Corporation Service Co. 0.00%, 08/31/2029, 1 mo. USD SOFR + 3.250%(10)	216,150
212,739	Hertz Corp. 7.01%, 06/30/2028, 1 mo. USD LIBOR + 3.250%	204,661
742,500	MPH Acquisition Holdings LLC 7.32%, 09/01/2028, 3 mo. USD LIBOR + 4.250%	688,550
213,387	PECF USS Intermediate Holding III Corp. 8.00%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	163,852
740,625	Signal Parent, Inc. 7.25%, 04/03/2028, 1 mo. USD LIBOR + 3.500%	506,402
	Verisure Holding AB
EUR 430,000	3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	393,939
575,000	3.75%, 07/20/2026, 3 mo. EURIBOR + 3.250%	531,666
$ 620,550	WEX, Inc. 6.00%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	607,103
189,000	WW International, Inc. 7.26%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	119,637
		5,952,887
	Construction Materials - 0.4%
240,072	ACProducts, Inc. 7.32%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	166,500
382,112	Chamberlain Group, Inc. 7.25%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	346,221
688,198	Cornerstone Building Brands, Inc. 6.59%, 04/12/2028, 1 mo. USD LIBOR + 3.250%	575,505
360,116	CP Atlas Buyer, Inc. 7.25%, 11/23/2027, 1 mo. USD LIBOR + 3.500%	303,156
175,500	Ingersoll-Rand Services Co. 5.58%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	171,332
633,227	Quikrete Holdings, Inc. 6.38%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	613,350
259,428	Standard Industries, Inc. 6.68%, 09/22/2028, 6 mo. USD LIBOR + 2.500%	253,624
276,450	Tamko Building Products LLC 6.90%, 06/01/2026, 1 mo. USD LIBOR + 3.000%	266,774
		2,696,462
	Distribution/Wholesale - 0.2%
727,500	American Builders & Contractors Supply Co., Inc. 5.75%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	711,408
679,689	Core & Main L.P. 6.53%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	661,426
192,075	PAI Holdco, Inc. 8.16%, 10/28/2027, 1 mo. USD LIBOR + 3.500%	175,268
		1,548,102
	Diversified Financial Services - 0.6%
660,965	Aretec Group, Inc. 8.08%, 10/01/2025, 3 mo. USD LIBOR + 4.250%	641,136

The accompanying notes are an integral part of these financial statements.
82

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Diversified Financial Services - 0.6% - (continued)
$ 964,735	Blackhawk Network Holdings, Inc. 7.08%, 06/15/2025, 3 mo. USD LIBOR + 3.000%	$ 924,342
645,444	Deerfield Dakota Holding LLC 7.48%, 04/09/2027, 1 mo. USD LIBOR + 3.750%	609,138
632,823	Fleetcor Technologies Operating Co. LLC 5.50%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	620,167
607,491	NFP Corp. 7.00%, 02/15/2027, 1 mo. USD LIBOR + 3.250%	574,965
350,000	Setanta Aircraft Leasing Designated Activity Co. 5.67%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	344,603
		3,714,351
	Electronics - 0.1%
370,000	II-VI, Inc. 5.88%, 07/02/2029, 3 mo. USD LIBOR + 2.750%	359,518
271,562	Ingram Micro, Inc. 7.17%, 06/30/2028, 1 mo. USD LIBOR + 3.500%	262,058
		621,576
	Engineering & Construction - 0.2%
482,188	Brand Energy & Infrastructure Services, Inc. 8.49%, 06/21/2024, 3 mo. USD LIBOR + 4.250%	416,191
741,973	Brown Group Holding LLC 6.25%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	720,182
104,213	Fluidra S.A. 5.83%, 01/29/2029, 1 mo. USD SOFR + 2.100%	99,979
		1,236,352
	Entertainment - 0.5%
	Crown Finance U.S., Inc.
29,225	0.00%, 09/07/2023, 1 mo. USD SOFR + 10.000%(10)(11)	29,170
761,694	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	238,303
347,773	13.83%, 09/07/2023, 1 mo. USD SOFR + 10.000%	347,124
900,000	Delta (LUX) S.a.r.l. 6.25%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	897,372
660,622	Golden Entertainment, Inc. 6.60%, 10/21/2024, 3 mo. USD LIBOR + 3.000%	654,015
109,725	Great Canadian Gaming Corp. 7.60%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	106,387
483,635	SeaWorld Parks & Entertainment, Inc. 6.81%, 08/25/2028, 1 mo. USD LIBOR + 3.000%	471,341
513,391	UFC Holdings LLC 7.11%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	501,198
		3,244,910
	Environmental Control - 0.1%
164,232	Covanta Holding Corp. 6.23%, 11/30/2028, 1 mo. USD LIBOR + 2.500%	161,872
183,150	Filtration Group Corp. 7.25%, 10/21/2028, 1 mo. USD LIBOR + 3.500%	176,511
		338,383
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Food - 0.3%
$ 315,617	B&G Foods, Inc. 6.25%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	$ 296,582
489,485	Froneri International Ltd. 6.00%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	471,844
723,816	Hostess Brands LLC 6.66%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	711,512
266,483	U.S. Foods, Inc. 5.75%, 09/13/2026, 3 mo. USD LIBOR + 2.000%	261,124
		1,741,062
	Food Service - 0.0%
177,175	Aramark Services, Inc. 5.50%, 01/15/2027, 1 mo. USD LIBOR + 1.750%	171,048
	Healthcare - Products - 0.3%
501,823	Avantor Funding, Inc. 6.00%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	491,300
567,150	Medline Borrower LP 7.00%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	520,831
791,349	Sunshine Luxembourg S.a.r.l. 7.42%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	752,280
		1,764,411
	Healthcare - Services - 0.3%
	ADMI Corp.
339,825	7.13%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	302,274
262,350	7.50%, 12/23/2027, 1 mo. USD LIBOR + 3.500%	234,147
EUR 465,000	Biogroup-LCD 3.03%, 02/09/2028, 3 mo. EURIBOR + 2.750%	411,000
$ 370,313	Heartland Dental LLC 7.58%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	348,094
102,219	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	101,069
677,111	Surgery Center Holdings, Inc. 7.07%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	645,416
		2,042,000
	Home Furnishings - 0.1%
440,550	Mattress Firm, Inc. 8.43%, 09/25/2028, 1 mo. USD LIBOR + 4.250%	375,789
	Insurance - 0.6%
677,303	Acrisure LLC 7.25%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	627,352
109,450	AssuredPartners, Inc. 7.23%, 02/12/2027, 1 mo. USD SOFR + 3.500%	104,251
	Asurion LLC
590,899	7.00%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	524,240
469,888	7.65%, 08/19/2028, 1 mo. USD SOFR + 4.000%	421,842
145,000	9.00%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	101,591
	Hub International Ltd.
868,262	7.33%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	850,445
98,993	7.53%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	97,114

The accompanying notes are an integral part of these financial statements.
83

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Insurance - 0.6% - (continued)
	Sedgwick Claims Management Services, Inc.
$ 868,421	7.00%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	$ 836,941
48,000	8.00%, 09/03/2026, 1 mo. USD LIBOR + 4.250%	46,665
482,234	USI, Inc. 6.42%, 05/16/2024, 3 mo. USD LIBOR + 2.750%	475,907
		4,086,348
	Internet - 0.3%
360,437	Endure Digital, Inc. 6.70%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	305,986
682,304	MH Sub LLC 7.50%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	656,008
500,000	NortonLifeLock, Inc. 5.83%, 09/12/2029, 1 mo. USD LIBOR + 2.000%	487,190
302,713	Proofpoint, Inc. 6.32%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	287,577
		1,736,761
	IT Services - 0.1%
637,239	Tempo Acquisition LLC 6.73%, 08/31/2028, 1 mo. USD SOFR + 3.000%	627,840
	Leisure Time - 0.2%
	Carnival Corp.
273,700	5.88%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	256,309
292,788	6.13%, 10/18/2028, 1 mo. USD LIBOR + 3.250%	267,719
370,312	Hayward Industries, Inc. 6.25%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	347,401
266,625	MajorDrive Holdings LLC 7.13%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	245,010
		1,116,439
	Lodging - 0.1%
	Caesars Resort Collection LLC
586,063	6.50%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	579,000
210,208	7.25%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	208,012
		787,012
	Machinery-Diversified - 0.1%
519,492	Vertical U.S. Newco, Inc. 6.87%, 07/30/2027, 6 mo. USD LIBOR + 3.500%	492,546
	Media - 0.6%
132,300	Banijay Entertainment S.A.S 6.88%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	128,414
375,250	Cable One, Inc. 5.75%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	369,858
	CSC Holdings LLC
482,143	5.66%, 07/17/2025, 3 mo. USD LIBOR + 2.250%	465,572
354,963	5.91%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	335,312
368,550	DirecTV Financing LLC 8.75%, 08/02/2027, 1 mo. USD LIBOR + 5.000%	350,399
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Media - 0.6% - (continued)
$ 489,899	E.W. Scripps Co. 6.32%, 05/01/2026, 1 mo. USD LIBOR + 2.563%	$ 479,141
425,886	Gray Television, Inc. 5.63%, 01/02/2026, 3 mo. USD LIBOR + 2.500%	418,139
750,000	Telenet Financing USD LLC 5.41%, 04/30/2028, 6 mo. USD LIBOR + 2.000%	726,157
410,000	Virgin Media Bristol LLC 6.66%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	403,054
500,000	Ziggo Financing Partnership 5.91%, 04/30/2028, 1 mo. USD LIBOR + 2.500%	486,305
		4,162,351
	Oil & Gas - 0.0%
193,538	Southwestern Energy Co. 6.20%, 06/22/2027, 1 mo. USD SOFR + 2.500%	190,273
	Packaging & Containers - 0.3%
554,400	Berlin Packaging LLC 6.91%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	529,945
413,962	Clydesdale Acquisition Holdings, Inc. 8.00%, 04/13/2029, 1 mo. USD LIBOR + 4.175%	398,149
136,150	Pregis TopCo Corp. 7.84%, 07/31/2026, 1 mo. USD LIBOR + 4.000%	129,811
114,138	Pretium PKG Holdings, Inc. 7.60%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	99,585
625,507	Proampac PG Borrower LLC 7.73%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	592,668
		1,750,158
	Pharmaceuticals - 0.4%
316,000	Bausch Health Cos., Inc. 8.62%, 02/01/2027, 1 mo. USD SOFR + 5.250%	235,632
424,111	Elanco Animal Health, Inc. 4.88%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	408,139
417,993	Gainwell Acquisition Corp. 7.67%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	396,396
305,350	Horizon Therapeutics USA, Inc. 5.38%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	298,290
25,468	ICON Luxembourg S.a.r.l. 5.94%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	25,181
311,754	Jazz Financing Lux S.a.r.l. 7.25%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	307,664
376,988	Organon & Co. 6.19%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	367,092
656,037	Pathway Vet Alliance LLC 7.42%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	590,433
		2,628,827
	Pipelines - 0.5%
187,684	DT Midstream, Inc. 5.81%, 06/26/2028, 1 mo. USD LIBOR + 2.000%	187,654

The accompanying notes are an integral part of these financial statements.
84

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Pipelines - 0.5% - (continued)
$ 803,736	Medallion Midland Acquisition LLC 7.42%, 10/18/2028, 1 mo. USD LIBOR + 3.750%	$ 791,680
482,412	NorthRiver Midstream Finance L.P. 6.92%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	474,573
267,969	Oryx Midstream Services Permian Basin LLC 6.21%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	263,652
418,231	Traverse Midstream Partners LLC 7.98%, 09/27/2024, 1 mo. USD LIBOR + 4.250%	413,179
807,863	UGI Energy Services LLC 7.25%, 08/13/2026, 1 mo. USD LIBOR + 3.500%	802,474
		2,933,212
	Retail - 0.9%
202,950	At Home Group, Inc. 7.74%, 07/24/2028, 1 mo. USD LIBOR + 4.000%	159,316
443,587	B.C. Unlimited Liability Co. 5.50%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	431,055
425,315	Beacon Roofing Supply, Inc. 6.00%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	414,606
287,121	EG Group Ltd. 7.92%, 03/31/2026, 1 mo. USD LIBOR + 4.250%	260,777
177,750	Foundation Building Materials Holding Co. LLC 7.66%, 01/31/2028, 1 mo. USD LIBOR + 3.250%	161,111
506,026	Great Outdoors Group LLC 7.50%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	475,412
702,223	Harbor Freight Tools USA, Inc. 6.50%, 10/19/2027, 1 mo. USD LIBOR + 2.750%	657,457
	IRB Holding Corp.
235,800	6.21%, 12/15/2027, 1 mo. USD SOFR + 3.000%(10)	229,374
242,386	6.50%, 02/05/2025, 1 mo. USD LIBOR + 2.750%	238,481
602,861	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	514,391
422,475	Les Schwab Tire Centers 6.58%, 11/02/2027, 1 mo. USD LIBOR + 3.250%	408,745
375,250	Michaels Cos., Inc. 7.92%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	287,772
265,950	Petco Health and Wellness Co., Inc. 6.92%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	254,618
177,750	PetSmart, Inc. 7.50%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	170,715
238,800	Specialty Building Products Holdings LLC 6.82%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	206,712
	SRS Distribution, Inc.
469,062	7.25%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	435,055
119,100	7.33%, 06/02/2028, 1 mo. USD SOFR + 3.500%	110,391
483,750	Staples, Inc. 7.78%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	420,306
		5,836,294
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Semiconductors - 0.1%
$ 395,000	Entegris, Inc. 5.71%, 07/06/2029, 1 mo. USD SOFR + 3.000%	$ 392,531
500,000	MKS Instruments, Inc. 6.32%, 08/17/2029, 1 mo. USD LIBOR + 2.750%	488,395
		880,926
	Software - 1.2%
	Athenahealth, Inc.
33,333	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(11)	30,389
196,175	6.97%, 02/15/2029, 1 mo. USD SOFR + 3.500%	178,847
641,057	DCert Buyer, Inc. 6.90%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	616,305
883,858	Dun & Bradstreet Corp. 6.85%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	868,833
311,066	E2open LLC 6.64%, 02/04/2028, 1 mo. USD LIBOR + 3.500%	301,578
400,068	Epicor Software Corp. 7.00%, 07/30/2027, 1 mo. USD LIBOR + 3.250%	380,464
451,115	Hyland Software, Inc. 7.25%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	439,462
708,225	McAfee LLC 6.87%, 03/01/2029, 3 mo. USD LIBOR + 3.750%	646,702
626,850	Mitchell International, Inc. 6.73%, 10/15/2028, 1 mo. USD LIBOR + 3.750%	558,962
135,000	Mitnick Corporate Purchaser, Inc. 8.94%, 05/02/2029, 3 mo. USD LIBOR + 4.750%	128,362
576,975	Navicure, Inc. 7.75%, 10/22/2026, 1 mo. USD LIBOR + 4.000%	560,030
338,489	Peraton Corp. 7.50%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	325,312
425,700	Polaris Newco LLC 7.67%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	387,979
108,625	Press Ganey Holdings, Inc. 7.50%, 07/24/2026, 1 mo. USD LIBOR + 3.750%	101,021
514,800	RealPage, Inc. 6.75%, 04/24/2028, 1 mo. USD LIBOR + 3.000%	482,949
206,602	SS&C European Holdings S.a.r.l. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	202,013
254,500	SS&C Technologies, Inc. 5.50%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	248,848
506,282	Ultimate Software Group, Inc. 7.00%, 05/04/2026, 1 mo. USD LIBOR + 3.250%	487,788
753,823	Zelis Healthcare Corp. 7.25%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	741,415
		7,687,259
	Telecommunications - 0.3%
482,233	Altice France S.A. 7.77%, 01/31/2026, 3 mo. USD LIBOR + 3.688%	432,505
403,850	Frontier Communications Corp. 7.44%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	380,774

The accompanying notes are an integral part of these financial statements.
85

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 10.9%(9) - (continued)
	Telecommunications - 0.3% - (continued)
EUR 1,048,617	Lorca Holdco Ltd. 4.50%, 09/17/2027, 3 mo. EURIBOR + 4.250%	$ 977,859
$ 165,231	Zacapa LLC 7.80%, 03/22/2029, 1 mo. USD SOFR + 4.250%	157,466
298,415	Zayo Group Holdings, Inc. 6.75%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	241,119
		2,189,723
	Transportation - 0.1%
387,864	First Student Bidco, Inc. 6.64%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	364,107
	Total Senior Floating Rate Interests (cost $75,039,961)	$ 70,419,700
U.S. GOVERNMENT AGENCIES - 2.5%
	Mortgage-Backed Agencies - 2.5%
	FHLMC - 1.2%
2,965,309	1.33%, 06/25/2030(3)(4)	$ 227,388
5,568,562	1.43%, 07/25/2030(3)(4)	449,364
4,625,000	2.86%, 10/25/2034	3,723,914
29,196	3.80%, 08/25/2033, 1 mo. USD SOFR + 0.800%(1)(2)	29,069
7,896	4.00%, 03/01/2041	7,428
753,766	5.20%, 05/25/2042, 1 mo. USD SOFR + 2.200%(1)(2)	745,286
117,107	5.80%, 10/25/2050, 1 mo. USD SOFR + 2.800%(1)(2)	117,107
1,345,000	6.09%, 02/25/2050, 1 mo. USD LIBOR + 2.500%(1)(2)	1,279,317
5,929	7.19%, 07/25/2050, 1 mo. USD LIBOR + 3.600%(1)(2)	5,928
1,265,000	7.80%, 10/25/2050, 1 mo. USD SOFR + 4.800%(1)(2)	1,253,417
		7,838,218
	FNMA - 0.7%
34,945	3.41%, 10/25/2024, 1 mo. USD LIBOR + 0.400%(2)	34,635
4,190	4.50%, 04/01/2041	4,043
1,235,000	6.00%, 04/25/2042, 1 mo. USD SOFR + 3.000%(1)(2)	1,133,370
1,125,000	5.00%, 11/15/2052(12)	1,083,692
1,125,000	5.00%, 12/15/2052(12)	1,082,417
1,549,000	5.50%, 11/15/2052(12)	1,526,249
		4,864,406
	GNMA - 0.1%
40	6.00%, 11/20/2023	40
80	6.00%, 12/20/2023	81
8	6.00%, 01/20/2024	8
43	6.00%, 02/20/2026	44
327	6.00%, 02/20/2027	331
99	6.00%, 01/20/2028	101
1,983	6.00%, 02/20/2028	2,007
3,591	6.00%, 04/20/2028	3,719
951	6.00%, 06/15/2028	970
7,247	6.00%, 07/20/2028	7,436
7,061	6.00%, 08/20/2028	7,308
1,871	6.00%, 10/15/2028	1,908
6,859	6.00%, 11/15/2028	7,010
7,313	6.00%, 03/20/2029	7,574
8,882	6.00%, 09/20/2029	9,054
15,741	6.00%, 04/20/2030	15,934
1,771	6.00%, 06/20/2030	1,793
1,508	6.00%, 08/15/2034	1,557
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 2.5% - (continued)
	Mortgage-Backed Agencies - 2.5% - (continued)
	GNMA - 0.1% - (continued)
$ 13,176	6.50%, 03/15/2028	13,557
2,044	6.50%, 05/15/2028	$ 2,103
2,732	6.50%, 07/15/2028	2,811
4,871	6.50%, 10/15/2028	5,011
424	6.50%, 12/15/2028	436
6,069	6.50%, 01/15/2029	6,244
5,487	6.50%, 02/15/2029	5,645
24,152	6.50%, 03/15/2029	24,869
1,717	6.50%, 04/15/2029	1,766
4,855	6.50%, 05/15/2029	4,995
3,590	6.50%, 06/15/2029	3,694
5,490	6.50%, 02/15/2035	5,665
6,633	7.00%, 11/15/2031	6,795
4,748	7.00%, 03/15/2032	4,863
75,620	7.00%, 11/15/2032	79,348
1,735	7.00%, 01/15/2033	1,804
6,503	7.00%, 05/15/2033	6,750
9,366	7.00%, 07/15/2033	9,696
17,211	7.00%, 11/15/2033	17,888
1,199	8.00%, 04/15/2030	1,209
5,359	8.00%, 05/15/2030	5,362
161	8.00%, 07/15/2030	162
3,606	8.00%, 08/15/2030	3,641
5,752	8.00%, 11/15/2030	5,778
57,768	8.00%, 02/15/2031	58,988
		345,955
	UMBS - 0.5%
1,120,000	3.00%, 11/15/2052(12)	951,256
400,000	4.50%, 11/15/2052(12)	375,266
2,150,000	4.50%, 12/15/2052(12)	2,015,205
		3,341,727
	Total U.S. Government Agencies (cost $18,012,246)	$ 16,390,306
U.S. GOVERNMENT SECURITIES - 11.2%
	U.S. Treasury Securities - 11.2%
	U.S. Treasury Bonds - 3.4%
990,000	2.25%, 02/15/2052	$ 660,361
7,545,000	2.88%, 05/15/2052	5,824,976
3,435,000	3.00%, 08/15/2048(13)	2,715,663
1,369,400	3.00%, 08/15/2052	1,090,385
1,385,000	3.25%, 05/15/2042	1,166,862
12,340,000	3.38%, 08/15/2042	10,606,615
		22,064,862
	U.S. Treasury Notes - 7.8%
1,415,000	0.13%, 10/15/2023	1,355,692
2,740,000	0.25%, 03/15/2024	2,580,630
1,210,000	0.25%, 08/31/2025	1,075,860
560,000	0.25%, 09/30/2025	496,912
185,000	0.38%, 08/15/2024	171,638
610,000	0.38%, 11/30/2025	539,135
1,020,000	0.38%, 12/31/2025	899,353
1,355,000	0.38%, 01/31/2026	1,189,701
320,000	0.63%, 07/31/2026	278,700
530,000	0.75%, 03/31/2026	468,781
470,000	0.75%, 04/30/2026	414,518
860,000	0.75%, 05/31/2026	756,531
620,000	0.75%, 08/31/2026	541,168
2,315,000	0.88%, 06/30/2026	2,040,817
2,495,000	0.88%, 09/30/2026	2,183,905
400,000	1.00%, 12/15/2024	372,047
1,855,000	1.13%, 10/31/2026	1,635,878
3,640,000	1.25%, 11/30/2026	3,221,258
1,520,000	1.25%, 12/31/2026	1,342,528

The accompanying notes are an integral part of these financial statements.
86

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT SECURITIES - 11.2% - (continued)
	U.S. Treasury Securities - 11.2% - (continued)
	U.S. Treasury Notes - 7.8% - (continued)
$ 350,000	1.25%, 03/31/2028	$ 299,045
420,000	1.25%, 05/31/2028	357,541
115,000	1.25%, 09/30/2028	97,000
255,000	1.38%, 10/31/2028	216,332
325,000	1.50%, 02/29/2024	311,937
1,785,000	1.50%, 01/31/2027	1,590,184
140,000	1.50%, 11/30/2028	119,481
1,735,000	1.88%, 02/28/2027	1,569,158
1,500,000	2.50%, 05/31/2024	1,451,074
860,000	2.50%, 03/31/2027	797,684
130,000	2.63%, 04/15/2025	124,439
1,760,000	2.63%, 05/31/2027	1,639,963
265,000	2.63%, 07/31/2029	240,519
1,545,000	2.75%, 05/15/2025	1,481,148
650,000	2.75%, 04/30/2027	608,893
265,000	2.75%, 05/31/2029	242,641
4,466,800	2.75%, 08/15/2032	3,992,900
985,000	3.13%, 08/15/2025	950,756
5,090,000	3.13%, 08/31/2027	4,843,453
3,610,000	3.25%, 08/31/2024	3,526,660
1,040,000	3.25%, 06/30/2027	994,825
390,000	3.25%, 06/30/2029	368,154
1,010,000	3.50%, 09/15/2025	984,198
1,138,600	4.13%, 09/30/2027	1,132,017
800,000	4.13%, 10/31/2027	795,687
		50,300,741
	Total U.S. Government Securities (cost $80,131,437)	$ 72,365,603
COMMON STOCKS - 29.9%
	Automobiles & Components - 0.4%
3,850	Bayerische Motoren Werke AG	$ 302,194
6,926	Ford Motor Co.	92,600
2,123	Harley-Davidson, Inc.	91,289
3,090	Hyundai Mobis Co., Ltd.	473,942
8,475	Kia Corp.	393,840
9,450	Mercedes-Benz Group AG	546,981
34,100	Stellantis N.V.	460,062
		2,360,908
	Banks - 1.7%
45,250	Abu Dhabi Islamic Bank PJSC	117,080
1,102,050	Agricultural Bank of China Ltd. Class H	314,562
45,100	Bank Leumi Le-Israel BM	430,242
431,000	Bank of Beijing Co. Ltd. Class A	238,715
1,733,850	Bank of China Ltd. Class H	558,433
20,775	Bank of Nova Scotia	1,003,848
27,989	BAWAG Group AG*(1)	1,351,191
1,129,250	China CITIC Bank Corp. Ltd. Class H	425,679
126,812	Credit Agricole S.A.	1,150,649
20,362	KBC Group N.V.	1,020,456
9,772	PNC Financial Services Group, Inc.	1,581,403
21,180	Popular, Inc.	1,497,850
15,610	Western Alliance Bancorp	1,048,524
		10,738,632
	Capital Goods - 3.6%
10,870	3M Co.	1,367,337
68,874	Amada Co., Ltd.	484,430
20,643	American Woodmark Corp.*	936,160
30,533	Assa Abloy AB Class B	616,525
169,269	BAE Systems plc	1,583,268
40,266	Builders FirstSource, Inc.*	2,482,802
35,640	Cie de Saint-Gobain	1,456,996
34,942	Fuji Corp.	461,380
83,812	Hazama Ando Corp.	485,743
Shares or Principal Amount		Market Value†
COMMON STOCKS - 29.9% - (continued)
	Capital Goods - 3.6% - (continued)
10,825	Hitachi Ltd.	$ 491,171
175,600	Industries Qatar QSC	760,175
13,700	Jardine Cycle & Carriage Ltd.	287,750
60,696	JELD-WEN Holding, Inc.*	643,985
19,617	Kone Oyj Class B	803,234
25,866	Kumagai Gumi Co., Ltd.	437,272
2,537	Lockheed Martin Corp.	1,234,707
51,581	Mitsubishi Electric Corp.	453,841
16,290	Owens Corning	1,394,587
1,398	PACCAR, Inc.	135,368
13,699	Raytheon Technologies Corp.	1,298,939
1,450	Rheinmetall AG	235,700
15,695	Schneider Electric SE	1,984,732
27,377	Signify N.V.(1)	758,484
15,500	Sumitomo Corp.	197,063
1,250	Thales S.A.	158,975
9,224	Toyota Industries Corp.	475,176
39,985	Ushio, Inc.	415,220
15,043	Vinci S.A.	1,384,512
		23,425,532
	Commercial & Professional Services - 0.9%
1,572,073	Aker Carbon Capture ASA*	1,769,088
101,794	Bureau Veritas S.A.	2,518,411
34,417	Experian plc	1,097,395
32,467	Toppan, Inc.	484,218
		5,869,112
	Consumer Durables & Apparel - 1.9%
7,608	Cavco Industries, Inc.*	1,724,505
22,009	Century Communities, Inc.	979,621
18,580	D.R. Horton, Inc.	1,428,430
17,953	Lennar Corp. Class A	1,448,807
16,923	NIKE, Inc. Class B	1,568,424
46,065	Nikon Corp.	445,501
354	NVR, Inc.*	1,500,164
30,255	PulteGroup, Inc.	1,209,897
647	Ralph Lauren Corp.	59,970
20,100	Sankyo Co., Ltd.	663,739
27,357	Toll Brothers, Inc.	1,178,540
		12,207,598
	Consumer Services - 0.6%
49	Booking Holdings, Inc.*	91,605
34,194	Compass Group plc	720,188
1,792	Expedia Group, Inc.*	167,498
13,979	H&R Block, Inc.	575,236
8,428	McDonald's Corp.	2,297,978
		3,852,505
	Diversified Financials - 0.4%
994,050	China Cinda Asset Management Co., Ltd. Class H	92,338
12,598	DWS Group GmbH & Co. KGaA(1)	340,604
36,700	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	997,506
84,300	Power Finance Corp. Ltd.	117,444
108,298	REC Ltd.	134,182
30,037	Rithm Capital Corp. REIT	253,212
31,912	Starwood Property Trust, Inc. REIT	659,302
		2,594,588
	Energy - 0.5%
1,909,550	Adaro Energy Tbk PT	487,162
290,851	China Shenhua Energy Co., Ltd. Class H	764,024
108,550	Indo Tambangraya Megah Tbk PT	312,695
164,050	PetroChina Co., Ltd. Class H	62,753

The accompanying notes are an integral part of these financial statements.
87

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 29.9% - (continued)
	Energy - 0.5% - (continued)
25,618	TotalEnergies SE	$ 1,397,548
23,350	Woodside Energy Group Ltd.	539,816
		3,563,998
	Food & Staples Retailing - 0.3%
2,719	Albertsons Cos., Inc. Class A	55,767
11,150	Carrefour S.A.	179,464
120,041	Cencosud S.A.	161,582
133,349	J Sainsbury plc	297,247
8,100	Kesko Oyj Class B	157,631
17,923	Kroger Co.	847,579
7,000	Lawson, Inc.	223,629
79,607	Magnit PJSC GDR*(14)	—
		1,922,899
	Food, Beverage & Tobacco - 2.2%
39,180	Altria Group, Inc.	1,812,859
4,168	British American Tobacco plc	164,609
21,235	Coca-Cola Co.	1,270,915
3,837	Coca-Cola Europacific Partners plc	180,531
29,946	Diageo plc	1,232,352
14,290	Heineken N.V.	1,193,703
47,076	Imperial Brands plc	1,146,727
122,650	ITC Ltd.	517,133
107,100	Japan Tobacco, Inc.	1,793,649
17,600	JBS S.A.	85,044
9,344	Kraft Heinz Co.	359,464
3,818	Lamb Weston Holdings, Inc.	329,188
10,359	Nestle S.A.	1,127,668
7,690	PepsiCo., Inc.	1,396,350
17,407	Philip Morris International, Inc.	1,598,833
306,763	WH Group Ltd.(1)	154,919
		14,363,944
	Health Care Equipment & Services - 1.5%
18,112	Baxter International, Inc.	984,387
1,589	Cigna Corp.	513,342
6,062	CVS Health Corp.	574,072
643	Elevance Health, Inc.	351,573
941,800	Hartalega Holdings Bhd	429,965
38,700	Koninklijke Philips N.V.	490,905
754,750	Kossan Rubber Industries Bhd	199,858
37,139	Medipal Holdings Corp.	460,451
13,351	Medtronic plc	1,166,076
300	Sonova Holding AG	70,909
8,160	Stryker Corp.	1,870,599
8,490	Teladoc Health, Inc.*	251,644
4,301	UnitedHealth Group, Inc.	2,387,700
		9,751,481
	Household & Personal Products - 0.7%
21,851	Colgate-Palmolive Co.	1,613,478
6,900	Pola Orbis Holdings, Inc.	76,212
11,563	Procter & Gamble Co.	1,557,189
23,435	Reckitt Benckiser Group plc	1,555,239
		4,802,118
	Insurance - 1.3%
182,521	AIA Group Ltd.	1,382,558
1,418	American Financial Group, Inc.	205,766
40,057	AXA S.A.	989,203
8,596	Chubb Ltd.	1,847,194
31,564	Dai-ichi Life Holdings, Inc.	501,323
3,250	Helvetia Holding AG	322,733
67,200	Japan Post Holdings Co., Ltd.	451,892
6,300	Japan Post Insurance Co., Ltd.	93,260
6,309	Marsh & McLennan Cos., Inc.	1,018,840
17,683	MS&AD Insurance Group Holdings, Inc.	468,267
25,028	Old Republic International Corp.	580,900
Shares or Principal Amount		Market Value†
COMMON STOCKS - 29.9% - (continued)
	Insurance - 1.3% - (continued)
64,500	PICC Property & Casualty Co., Ltd. Class H	$ 59,489
49,237	T&D Holdings, Inc.	486,964
		8,408,389
	Materials - 1.0%
493,722	Elkem ASA*(1)	1,640,269
384,841	Evraz plc(14)	—
11,650	ICL Group Ltd.	105,055
4,200	Kumba Iron Ore Ltd.	79,013
4,632	Linde plc	1,377,325
26,852	Louisiana-Pacific Corp.	1,521,166
13,250	OCI N.V.	506,784
12,362	Rio Tinto Ltd.	701,539
4,158	Shin-Etsu Chemical Co., Ltd.	432,141
14,700	Vedanta Ltd.	49,812
		6,413,104
	Media & Entertainment - 0.5%
364	Alphabet, Inc. Class A*	34,402
558	Charter Communications, Inc. Class A*	205,132
44,093	Comcast Corp. Class A	1,399,512
37,275	DeNA Co., Ltd.	486,158
21,700	International Games System Co., Ltd.	236,259
1,030	Live Nation Entertainment, Inc.*	81,998
2,553	Meta Platforms, Inc. Class A*	237,837
9,000	Nintendo Co., Ltd.	365,392
1,724	Pinterest, Inc. Class A*	42,410
2,368	Spotify Technology S.A.*	190,813
		3,279,913
	Pharmaceuticals, Biotechnology & Life Sciences - 2.4%
13,136	AbbVie, Inc.	1,923,110
20,231	AstraZeneca plc ADR	1,189,785
22,166	Bristol-Myers Squibb Co.	1,717,200
18,899	Chugai Pharmaceutical Co., Ltd.	437,925
3,633	Exelixis, Inc.*	60,235
16,616	Gilead Sciences, Inc.	1,303,691
37,100	H Lundbeck A/S	138,817
14,542	Johnson & Johnson	2,529,872
5,492	Merck & Co., Inc.	555,790
15,181	Novartis AG	1,228,002
750	Novo Nordisk A/S Class B	81,548
3,000	Ono Pharmaceutical Co., Ltd.	70,601
5,550	Orion Oyj Class B	255,401
47,590	Pfizer, Inc.	2,215,315
4,235	Roche Holding AG	1,405,165
3,004	Sarepta Therapeutics, Inc.*	342,516
		15,454,973
	Real Estate - 1.9%
4,582	American Tower Corp. REIT	949,345
181,688	Barwa Real Estate Co.	169,536
142,000	CK Asset Holdings Ltd.	785,056
80,781	Equity LifeStyle Properties, Inc. REIT	5,166,753
67,800	Hongkong Land Holdings Ltd.	261,022
148,500	Kerry Properties Ltd.	234,910
17,850	Klepierre S.A. REIT*	358,754
594	Life Storage, Inc. REIT	65,702
10,400	Merlin Properties Socimi S.A. REIT	88,156
38,333	Mitsubishi Estate Co., Ltd.	482,049
25,479	Mitsui Fudosan Co., Ltd. REIT	487,881
2,040	National Retail Properties, Inc. REIT	85,741
14,640	Omega Healthcare Investors, Inc. REIT	465,259
3,290	Public Storage REIT	1,019,078
61,400	Shimao Group Holdings Ltd.*(7)(14)	8,643
244,261	Sino Land Co., Ltd.	260,826
12,853	Spirit Realty Capital, Inc. REIT	499,082
4,100	Sun Hung Kai Properties Ltd.	44,060

The accompanying notes are an integral part of these financial statements.
88

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 29.9% - (continued)
	Real Estate - 1.9% - (continued)
49,600	Swire Pacific Ltd. Class A	$ 329,022
209,850	Swire Properties Ltd.	403,314
8,273	VICI Properties, Inc. REIT	264,901
1,957	WP Carey, Inc. REIT	149,319
		12,578,409
	Retailing - 0.5%
1,366	Best Buy Co., Inc.	93,448
1,652	Dick's Sporting Goods, Inc.	187,932
142,800	Harvey Norman Holdings Ltd.(7)	379,889
9,150	JB Hi-Fi Ltd.	250,819
1,100	JD.com, Inc. Class A	20,032
75,271	Qurate Retail, Inc.	176,134
20,349	TJX Cos., Inc.	1,467,163
25,300	USS Co., Ltd.	381,745
1,104	Williams-Sonoma, Inc.	136,708
8,500	ZOZO, Inc.	180,355
		3,274,225
	Semiconductors & Semiconductor Equipment - 1.2%
52,800	ASE Technology Holding Co., Ltd.	130,371
3,651	Broadcom, Inc.	1,716,408
31,100	Chipbond Technology Corp.	52,413
11,890	First Solar, Inc.*	1,730,827
28,210	Intel Corp.	802,010
16,352	MediaTek, Inc.	298,068
8,709	Microchip Technology, Inc.	537,694
32,987	Realtek Semiconductor Corp.	260,045
7,263	SK Hynix, Inc.	420,466
24,294	STMicroelectronics N.V.	755,396
5,797	Texas Instruments, Inc.	931,172
73,268	United Microelectronics Corp.*	88,102
		7,722,972
	Software & Services - 2.9%
4,848	Accenture plc Class A	1,376,347
1,377	Adobe, Inc.*	438,574
10,342	Amdocs Ltd.	892,618
4,884	Automatic Data Processing, Inc.	1,180,463
6,958	Capgemini SE	1,140,351
852	CGI, Inc.*	68,630
5,923	Cognizant Technology Solutions Corp. Class A	368,707
1,318	Coupa Software, Inc.*	70,157
8,480	Dropbox, Inc. Class A*	184,440
21,761	DTS Corp.	517,360
7,441	Fidelity National Information Services, Inc.	617,529
17,030	Fortinet, Inc.*	973,435
907	GoDaddy, Inc. Class A*	72,923
12,916	International Business Machines Corp.	1,786,154
9,349	Microsoft Corp.	2,170,183
14,655	Nortonlifelock, Inc.	330,177
3,075	Okta, Inc.*	172,569
4,500	Oracle Corp.	239,722
7,296	Palo Alto Networks, Inc.*	1,251,921
6,273	PayPal Holdings, Inc.*	524,297
5,452	RingCentral, Inc. Class A*	193,655
4,141	Splunk, Inc.*	344,158
8,308	SS&C Technologies Holdings, Inc.	427,197
1,842	Teradata Corp.*	58,189
13,200	Trend Micro, Inc.	665,590
3,069	Twilio, Inc. Class A*	228,242
9,535	Visa, Inc. Class A	1,975,271
17,082	Western Union Co.	230,778
1,846	Zoom Video Communications, Inc. Class A*	154,030
		18,653,667
Shares or Principal Amount		Market Value†
COMMON STOCKS - 29.9% - (continued)
	Technology Hardware & Equipment - 0.4%
106,000	Asustek Computer, Inc.	$ 774,994
1,684	Cisco Systems, Inc.	76,504
23,200	E Ink Holdings, Inc.	147,417
145,753	Hon Hai Precision Industry Co., Ltd.	462,923
13,930	Pure Storage, Inc. Class A*	429,880
11,512	Samsung Electronics Co., Ltd.	479,127
27,100	VTech Holdings Ltd.	144,259
		2,515,104
	Telecommunication Services - 1.0%
110,447	AT&T, Inc.	2,013,449
78,500	Bezeq The Israeli Telecommunication Corp. Ltd.	138,963
64,741	KDDI Corp.	1,913,548
2,183	KT Corp.	56,048
20,591	Nippon Telegraph & Telephone Corp.	567,914
54,250	Ooredoo QPSC	145,444
13,058	SK Telecom Co., Ltd.	458,881
477,975	Telefonica Deutschland Holding AG	1,041,459
1,857	Verizon Communications, Inc.	69,396
		6,405,102
	Transportation - 0.8%
245	AP Moller - Maersk A/S Class B	511,847
15,167	Canadian National Railway Co.	1,796,861
9,880	Evergreen Marine Corp. Taiwan Ltd.	42,033
6,600	Kawasaki Kisen Kaisha Ltd.	100,077
4,900	Nippon Express Holdings, Inc.	246,215
20,250	Orient Overseas International Ltd.	295,916
26,756	Schneider National, Inc. Class B	595,053
443,350	SITC International Holdings Co., Ltd.	726,117
4,595	United Parcel Service, Inc. Class B	770,903
27,700	Yang Ming Marine Transport Corp.	51,567
		5,136,589
	Utilities - 1.3%
7,031	Avangrid, Inc.	286,021
1,334,000	China Longyuan Power Group Corp. Ltd. Class H	1,524,322
329,052	Enel S.p.A.	1,469,990
142,540	Engie S.A.	1,852,072
8,916	Exelon Corp.	344,068
121,425	GAIL India Ltd.	133,848
73,633	Iberdrola S.A.	748,794
53,151	National Grid plc	579,086
91,400	Orron Energy AB*	189,605
16,168	PPL Corp.	428,290
13,949	Rubis SCA	316,773
1,957	Sempra Energy	295,390
8,299	Vistra Corp.	190,628
		8,358,887
	Total Common Stocks (cost $198,857,386)	$ 193,654,649
CONVERTIBLE PREFERRED STOCKS - 0.4%
	Diversified Financials - 0.4%
18,485	KKR & Co., Inc. Series C, 6.00%	$ 1,122,409
1,297	Mandatory Exchangeable Trust, 6.50%(1)	1,202,228
	Total Convertible Preferred Stocks (cost $2,221,250)	$ 2,324,637

The accompanying notes are an integral part of these financial statements.
89

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
EQUITY LINKED SECURITIES - 5.6%
	Energy - 1.3%
$ 17,738	Schlumberger N.V. (Royal Bank of Canada) 12.00% 10/26/2022*(1)	$ 4,283,778
14,150	Schlumberger N.V. (Royal Bank of Canada) 12.00% 10/26/2022*(1)	4,008,171
		8,291,949
	Retailing - 1.2%
38,952	The Home Depot, Inc. (BNP Paribas Issuance B.V.) 12.00% 10/26/2022*(1)	3,667,057
88,786	The Home Depot, Inc. (BNP Paribas Issuance B.V.) 12.00% 10/26/2022*(1)	4,086,799
		7,753,856
	Software & Services - 1.2%
43,000	Microsoft Corp. (Royal Bank of Canada) 12.00% 10/26/2022*(1)	4,114,586
94,000	Microsoft Corp. (Royal Bank of Canada) 12.00% 10/26/2022*(1)	4,042,222
		8,156,808
	Telecommunication Services - 1.9%
13,192	AT&T, Inc. (Societe Generale) 12.00% 10/26/2022*(1)	4,451,776
40,900	AT&T, Inc. (Societe Generale) 12.00% 10/26/2022*(1)	3,887,707
35,400	AT&T, Inc. (Societe Generale) 12.00% 10/26/2022*(1)	4,028,530
		12,368,013
	Total Equity Linked Securities (cost $36,297,419)	$ 36,570,626
PREFERRED STOCKS - 0.6%
	Automobiles & Components - 0.2%
11,023	Volkswagen AG (Preference Shares)	$ 1,410,959
	Energy - 0.1%
36,700	Petroleo Brasileiro S.A. (Preference Shares)	211,795
	Materials - 0.0%
17,900	Gerdau S.A. (Preference Shares)	89,231
	Utilities - 0.3%
41,560	NextEra Energy, Inc., 6.93%	1,932,540
	Total Preferred Stocks (cost $4,227,158)	$ 3,644,525
	Total Long-Term Investments (cost $703,865,100)	$ 646,366,740
SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.4%
22,102,124	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $22,103,972; collateralized by U.S. Treasury Note at 4.375%, maturing 10/31/2024, with a market value of $22,544,240	$ 22,102,124
	Securities Lending Collateral - 0.3%
266,628	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(15)	266,628
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 3.8% - (continued)
	Securities Lending Collateral - 0.3% - (continued)
888,758	HSBC US Government Money Market Fund, 3.09%(15)		$ 888,758
266,627	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(15)		266,627
266,628	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(15)		266,628
			1,688,641
	U.S. Treasury Securities - 0.1%
$ 530,000	U.S. Treasury Bills 1.65%, 03/23/2023(6)(16)		521,220
	Total Short-Term Investments (cost $24,317,355)		$ 24,311,985
	Total Investments (cost $728,182,455)	103.7%	$ 670,678,725
	Other Assets and Liabilities	(3.7)%	(23,758,208)
	Total Net Assets	100.0%	$ 646,920,517
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $182,644,505, representing 28.2% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.

The accompanying notes are an integral part of these financial statements.
90

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

(5)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $1,345,704, representing 0.2% of net assets.
(6)	Security is a zero-coupon bond.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(8)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the London Interbank Offered Rate ("LIBOR") or the Secured Overnight Financing Rate ("SOFR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2022.
(10)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(11)	This security, or a portion of this security, has unfunded loan commitments. As of October 31, 2022, the aggregate value of the unfunded commitment was $59,559, which represents to 0.0% of total net assets.
(12)	Represents or includes a TBA transaction.
(13)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of October 31, 2022, the market value of securities pledged was $679,904.
(14)	Investment valued using significant unobservable inputs.
(15)	Current yield as of period end.
(16)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	37	12/30/2022	$ 7,562,164	$ (160,966)
U.S. Treasury 5-Year Note Future	138	12/30/2022	14,709,938	(593,382)
U.S. Treasury 10-Year Ultra Future	113	12/20/2022	13,106,234	(1,041,691)
Total				$ (1,796,039)
Short position contracts:
U.S. Treasury 10-Year Note Future	9	12/20/2022	$ (995,344)	$ 21,128
Total futures contracts				$ (1,774,911)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
36,618,064	USD	37,053,000	EUR	UBS	11/30/2022	$ (77,512)
12,645,754	USD	11,155,000	GBP	BCLY	11/30/2022	(157,280)
Total foreign currency contracts						$ (234,792)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
91

Hartford Multi-Asset Income Fund
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 115,649,357	$ —	$ 115,649,357	$ —
Convertible Bonds	28,481,596	—	28,481,596	—
Corporate Bonds	95,418,696	—	95,418,696	—
Foreign Government Obligations	5,215,477	—	5,215,477	—
Municipal Bonds	6,231,568	—	6,231,568	—
Senior Floating Rate Interests	70,419,700	—	70,419,700	—
U.S. Government Agencies	16,390,306	—	16,390,306	—
U.S. Government Securities	72,365,603	—	72,365,603	—
Common Stocks
Automobiles & Components	2,360,908	183,889	2,177,019	—
Banks	10,738,632	5,131,625	5,607,007	—
Capital Goods	23,425,532	9,493,885	13,931,647	—
Commercial & Professional Services	5,869,112	—	5,869,112	—
Consumer Durables & Apparel	12,207,598	11,098,358	1,109,240	—
Consumer Services	3,852,505	3,132,317	720,188	—
Diversified Financials	2,594,588	1,910,020	684,568	—
Energy	3,563,998	—	3,563,998	—
Food & Staples Retailing	1,922,899	1,064,928	857,971	—
Food, Beverage & Tobacco	14,363,944	7,033,184	7,330,760	—
Health Care Equipment & Services	9,751,481	8,099,393	1,652,088	—
Household & Personal Products	4,802,118	3,170,667	1,631,451	—
Insurance	8,408,389	3,652,700	4,755,689	—
Materials	6,413,104	2,898,491	3,514,613	—
Media & Entertainment	3,279,913	2,192,104	1,087,809	—
Pharmaceuticals, Biotechnology & Life Sciences	15,454,973	11,837,514	3,617,459	—
Real Estate	12,578,409	8,665,180	3,904,586	8,643
Retailing	3,274,225	2,061,385	1,212,840	—
Semiconductors & Semiconductor Equipment	7,722,972	5,718,111	2,004,861	—
Software & Services	18,653,667	16,090,644	2,563,023	—
Technology Hardware & Equipment	2,515,104	506,384	2,008,720	—
Telecommunication Services	6,405,102	2,082,845	4,322,257	—
Transportation	5,136,589	3,162,817	1,973,772	—
Utilities	8,358,887	1,544,397	6,814,490	—
Convertible Preferred Stocks	2,324,637	2,324,637	—	—
Equity Linked Securities	36,570,626	—	36,570,626	—
Preferred Stocks	3,644,525	2,233,566	1,410,959	—
Short-Term Investments	24,311,985	1,688,641	22,623,344	—
Futures Contracts(2)	21,128	21,128	—	—
Total	$ 670,699,853	$ 116,998,810	$ 553,692,400	$ 8,643
Liabilities
Foreign Currency Contracts(2)	$ (234,792)	$ —	$ (234,792)	$ —
Futures Contracts(2)	(1,796,039)	(1,796,039)	—	—
Total	$ (2,030,831)	$ (1,796,039)	$ (234,792)	$ —

(1)	For the year ended October 31, 2022, investments valued at $2,264,053 were transferred into Level 3 due the unavailability of active market pricing, and investments valued at $584,914 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
92

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments
October 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
	Australia - 1.3%
AUD 3,131,496	Australia Government Bond 0.75%, 11/21/2027(1)(2)	$ 1,980,596
	Canada - 1.3%
CAD 2,441,496	Canadian Government Real Return Bond 4.25%, 12/01/2026(1)	1,993,002
	Japan - 1.2%
JPY 256,933,404	Japanese Government CPI Linked Bond 0.10%, 03/10/2026(1)	1,802,223
	Total Foreign Government Obligations (cost $6,772,520)	$ 5,775,821
U.S. GOVERNMENT SECURITIES - 27.2%
	U.S. Treasury Securities - 27.2%
	U.S. Treasury Bonds - 2.6%
$ 6,255,967	0.13%, 02/15/2052(1)	$ 3,979,870
	U.S. Treasury Notes - 24.6%
3,143,269	0.13%, 07/15/2024(1)	3,061,617
2,465,017	0.13%, 07/15/2026(1)	2,328,647
3,424,697	0.13%, 01/15/2030(1)	3,064,669
4,312,068	0.13%, 01/15/2031(1)	3,815,464
2,323,854	0.13%, 01/15/2032(1)	2,027,533
1,494,286	0.25%, 01/15/2025(1)	1,442,905
3,606,730	0.25%, 07/15/2029(1)	3,289,404
4,058,986	0.38%, 07/15/2025(1)	3,920,648
2,206,960	0.38%, 01/15/2027(1)	2,084,629
804,475	0.50%, 01/15/2028(1)	756,371
2,297,485	0.63%, 01/15/2024(1)	2,259,411
1,614,176	0.63%, 01/15/2026(1)	1,555,693
1,309,688	0.75%, 07/15/2028(1)	1,245,585
3,202,174	0.88%, 01/15/2029(1)	3,048,132
1,365,389	2.00%, 01/15/2026(1)	1,372,349
1,909,055	2.38%, 01/15/2025(1)	1,929,413
257,013	2.38%, 01/15/2027(1)	263,283
		37,465,753
	Total U.S. Government Securities (cost $43,466,153)	$ 41,445,623
COMMON STOCKS - 52.8%
	Automobiles & Components - 0.1%
8,700	Arrival S.A.*(3)	$ 6,730
644	Ford Motor Co.	8,610
11,735	NOK Corp.	95,995
30	Tesla, Inc.*	6,826
		118,161
	Banks - 1.7%
19,730	ABN Amro Bank N.V. GDR(4)	193,958
48,956	AIB Group plc	141,626
17,607	Bank of Ireland Group plc	126,781
70,928	BPER Banca	131,238
31,287	CaixaBank S.A.	103,749
6,747	KB Financial Group, Inc.	227,030
32,206	Mitsubishi UFJ Financial Group, Inc.	152,136
52,625	Resona Holdings, Inc.	198,341
8,449	Shinhan Financial Group Co., Ltd.	214,744
117	Signature Bank	18,548
552	Silvergate Capital Corp. Class A*	31,332
7,657	Societe Generale S.A.	175,629
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Banks - 1.7% - (continued)
37,247	Standard Chartered plc	$ 222,541
3,273	Sumitomo Mitsui Financial Group, Inc.	91,911
5,685	Sumitomo Mitsui Trust Holdings, Inc.	163,552
116,393	Unicaja Banco S.A.(4)	103,181
24,383	UniCredit S.p.A.	302,380
		2,598,677
	Capital Goods - 1.3%
423	Airbus SE	45,770
270	AMETEK, Inc.	35,008
323	Ashtead Group plc	16,826
2,856	AZEK Co., Inc. Class A*	50,009
2,241	Builders FirstSource, Inc.*	138,180
12,181	Chiyoda Corp.*	30,174
5,232	Cie de Saint-Gobain	213,889
3,227	Flowserve Corp.	92,550
1,723	Fluor Corp.*	52,138
910	Fortune Brands Home & Security, Inc.	54,891
5,633	Fugro N.V.*	73,168
392	GMS, Inc.*	18,503
564	Ingersoll Rand, Inc.	28,482
592	JELD-WEN Holding, Inc.*	6,281
12,011	JGC Holdings Corp.	144,463
322	Johnson Controls International plc	18,625
678	Kennametal, Inc.	18,109
941	Middleby Corp.*	131,608
2,291	PGT Innovations, Inc.*	48,821
1,405	Spirit AeroSystems Holdings, Inc. Class A	32,540
5,394	Vinci S.A.	496,447
652	WESCO International, Inc.*	89,826
263	Westinghouse Air Brake Technologies Corp.	24,533
3,340	WillScot Mobile Mini Holdings Corp.*	142,050
		2,002,891
	Commercial & Professional Services - 0.3%
5,830	Adecco Group AG	182,456
798	Clean Harbors, Inc.*	97,723
95,418	Hays plc	120,304
14,713	Pagegroup plc	70,966
		471,449
	Consumer Durables & Apparel - 0.2%
173	Cavco Industries, Inc.*	39,214
974	Century Communities, Inc.	43,353
443	D.R. Horton, Inc.	34,058
436	Lennar Corp. Class A	35,185
2,348	Skyline Champion Corp.*	136,677
		288,487
	Consumer Services - 0.3%
1,253	Hyatt Hotels Corp. Class A*	118,045
3,240	Kyoritsu Maintenance Co., Ltd.	133,475
1,910	Oriental Land Co., Ltd.	255,802
		507,322
	Diversified Financials - 0.6%
341	ASX Ltd.	14,775
2,620	Bakkt Holdings, Inc.*(3)	5,581
1,427	Berkshire Hathaway, Inc. Class B*	421,093
107	CME Group, Inc.	18,543
767	Coinbase Global, Inc. Class A*(3)	50,814
5,125	Galaxy Digital Holdings Ltd.*(3)	24,941

The accompanying notes are an integral part of these financial statements.
93

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Diversified Financials - 0.6% - (continued)
353	Interactive Brokers Group, Inc. Class A	$ 28,293
17,376	UBS Group AG	275,482
		839,522
	Energy - 19.7%
1,540	Ampol Ltd.	26,860
6,411	APA Corp.	291,444
48,598	ARC Resources Ltd.	684,193
10,083	Baker Hughes Co.	278,896
697,699	BP plc	3,860,090
7,439	BP plc ADR	247,570
2,633	Brigham Minerals, Inc. Class A	81,623
12,080	Cameco Corp.	286,495
17,264	Cenovus Energy, Inc.	348,733
2,017	Cheniere Energy, Inc.	355,819
4,537	Chesapeake Energy Corp.	463,999
2,221	Chevron Corp.	401,779
752	Chord Energy Corp.	115,124
5,912	ConocoPhillips	745,444
6,053	Coterra Energy, Inc.	188,430
5,977	Diamondback Energy, Inc.	939,046
19,022	Enbridge, Inc.	741,137
19,554	ENEOS Holdings, Inc.	64,502
77,467	Eni S.p.A.	1,017,430
7,866	EOG Resources, Inc.	1,073,866
1,178	EQT Corp.	49,288
23,168	Equinor ASA	844,096
367	Expro Group Holdings N.V.*	6,947
21,947	Exxon Mobil Corp.	2,431,947
1,983	Galp Energia SGPS S.A.	20,134
154,778	Gazprom PJSC(5)	—
9,179	Headwater Exploration, Inc.*	48,646
22,316	Inpex Corp.	225,222
1,107	Japan Petroleum Exploration Co., Ltd.	28,763
5,639	Lukoil PJSC ADR*(5)	—
5,069	Marathon Oil Corp.	154,351
4,433	Marathon Petroleum Corp.	503,677
41,875	MOL Hungarian Oil & Gas plc	251,421
2,450	Neste Oyj	107,380
200	Novatek PJSC GDR(5)	—
56,727	Oil & Natural Gas Corp. Ltd.	91,636
2,151	OMV AG	99,039
5,239	Ovintiv, Inc.	265,355
49,597	Parex Resources, Inc.	756,506
4,832	PDC Energy, Inc.	348,580
15,390	Pembina Pipeline Corp.	508,124
20,139	Petroleo Brasileiro S.A.	129,672
18,236	Petroleo Brasileiro S.A. ADR	233,786
1,534	Phillips 66	159,981
396	Pioneer Natural Resources Co.	101,538
15,100	PTT Exploration & Production PCL	71,612
9,017	Reliance Industries Ltd.	278,235
25,300	Repsol S.A.	344,193
8,225	Schlumberger N.V.	427,947
79,257	Shell plc	2,195,544
45,136	Shell plc ADR	2,510,916
18,632	Southwestern Energy Co.*	129,120
50,294	Surgutneftegas PJSC ADR*(5)	—
8,269	Targa Resources Corp.	565,352
8,536	TC Energy Corp.	374,936
7,910	Tenaris S.A.	123,801
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Energy - 19.7% - (continued)
47,099	TotalEnergies SE	$ 2,569,408
687	Tourmaline Oil Corp.	38,708
19,145	Trican Well Service Ltd.*	50,872
48,731	Ultrapar Participacoes S.A.	126,509
6,367	Viper Energy Partners L.P.	212,339
15,304	Woodside Energy Group Ltd.	353,805
6,366	YPF S.A. ADR*	48,636
		30,000,502
	Food & Staples Retailing - 0.2%
10,460	Carrefour S.A.	168,359
44,979	J Sainsbury plc	100,262
		268,621
	Food, Beverage & Tobacco - 0.5%
7,519	Archer-Daniels-Midland Co.	729,193
202,606	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	14,675
75,339	WH Group Ltd.(4)	38,047
		781,915
	Insurance - 0.5%
9,333	Assicurazioni Generali S.p.A.	140,061
9,615	Dai-ichi Life Holdings, Inc.	152,712
6,327	MS&AD Insurance Group Holdings, Inc.	167,546
165,582	Old Mutual Ltd.	93,990
22,044	T&D Holdings, Inc.	218,020
9,911	Tongyang Life Insurance Co., Ltd.	35,579
		807,908
	Materials - 11.3%
7,588	Agnico Eagle Mines Ltd.	333,569
63,533	Alrosa PJSC*(5)	—
92,118	Alumina Ltd.	79,613
28,923	Anglo American plc	866,365
9,664	Antofagasta plc	130,226
17,969	ArcelorMittal S.A.	401,673
127,427	B2Gold Corp.	389,104
134,514	Barrick Gold Corp.	2,023,116
19,655	BHP Group Ltd.	469,160
2,968	Boliden AB	86,312
742,442	Centamin plc	754,762
71,450	Centerra Gold, Inc.	331,984
5,107	CF Industries Holdings, Inc.	542,670
166,593	China BlueChemical Ltd. Class H	31,799
2,577	Corteva, Inc.	168,381
63,363	Dundee Precious Metals, Inc.	287,432
12,845	Eldorado Gold Corp.*	71,804
37,328	Endeavour Mining plc	663,895
3,232	FMC Corp.	384,285
15,147	Fortescue Metals Group Ltd.	142,700
3,885	Franco-Nevada Corp.	480,025
2,361	Freeport-McMoRan, Inc.	74,820
31,397	Fresnillo plc	262,495
6,400	Ganfeng Lithium Group Co., Ltd. Class A	69,291
93,930	Glencore plc	538,507
20,912	Harmony Gold Mining Co., Ltd.	57,917
4,316	HeidelbergCement AG	198,479
72,720	Hochschild Mining plc	44,433
3,583	Holcim AG*	162,784
2,530	Imerys S.A.	103,557
18,862	Impala Platinum Holdings Ltd.	193,122
16,173	Kinross Gold Corp.	58,708

The accompanying notes are an integral part of these financial statements.
94

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Materials - 11.3% - (continued)
3,377	Kumba Iron Ore Ltd.	$ 63,530
7,506	Kyoei Steel Ltd.	66,277
2,505	Louisiana-Pacific Corp.	141,908
45,037	Lundin Gold, Inc.	325,294
19,573	Lundin Mining Corp.	102,581
5,837	Maruichi Steel Tube Ltd.	110,177
1,301	MMC Norilsk Nickel PJSC ADR(5)	—
4,578	Mosaic Co.	246,068
36,323	Newcrest Mining Ltd.	402,287
27,370	Newmont Corp.	1,158,298
6,700	Nippon Steel Corp.	91,914
36,792	Norsk Hydro ASA	233,494
1,480	Nucor Corp.	194,442
29,899	Nufarm Ltd.	106,556
11,757	Nutrien Ltd.	993,393
237,306	OceanaGold Corp.*	344,894
341,395	Ramelius Resources Ltd.	160,230
73,493	Resolute Mining Ltd.*(3)	9,413
11,819	Rio Tinto plc	617,680
238,912	Silver Lake Resources Ltd.*	169,187
36,564	South32 Ltd.	83,888
22,578	SSR Mining, Inc.	310,906
1,074	Steel Dynamics, Inc.	101,010
6,339	Taiheiyo Cement Corp.	86,141
38,044	Torex Gold Resources, Inc.*	259,147
136	Vale S.A. ADR	1,760
2,282	Vicat S.A.	52,311
41,718	Yamana Gold, Inc.	183,120
3,871	Yara International ASA	172,768
		17,191,662
	Real Estate - 8.6%
3,525	Agree Realty Corp. REIT	242,168
1,289	Alexandria Real Estate Equities, Inc. REIT	187,292
3,772	American Tower Corp. REIT	781,521
2,653	AvalonBay Communities, Inc. REIT	464,593
63,128	British Land Co. plc REIT	264,815
12,465	Brixmor Property Group, Inc. REIT	265,629
151,600	CapitaLand Ascott Trust	102,211
111,000	Capitaland Investment Ltd.	236,058
4,360	Carmila S.A. REIT*	60,998
2,321	Catena AB	78,828
147,900	Central Pattana PCL	267,160
28,600	City Developments Ltd.	154,200
88,761	CK Asset Holdings Ltd.	490,721
3,697	Corporate Office Properties Trust REIT	98,525
17,439	Empire State Realty Trust, Inc. REIT	128,525
491	Equinix, Inc. REIT	278,122
6,828	Equity Residential REIT	430,301
1,924	Five Point Holdings LLC Class A*	4,387
41	Frontier Real Estate Investment Corp. REIT	144,749
12,733	Goodman Group REIT	138,544
61,918	Hongkong Land Holdings Ltd.	238,377
8,769	Host Hotels & Resorts, Inc. REIT	165,559
7,946	Hufvudstaden AB Class A	94,691
3,598	Independence Realty Trust, Inc. REIT	60,302
3,697	Iron Mountain, Inc. REIT	185,109
15,486	Kimco Realty Corp. REIT	331,091
13,165	Klepierre S.A. REIT*	264,593
11,211	Land Securities Group plc REIT	73,307
2,825	Life Storage, Inc. REIT	312,473
Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Real Estate - 8.6% - (continued)
3,832	LTC Properties, Inc. REIT	$ 148,183
7,393	Merlin Properties Socimi S.A. REIT	62,667
11,940	Mitsubishi Estate Co., Ltd.	150,149
22,783	Mitsui Fudosan Co., Ltd. REIT	436,257
11,328	Nomura Real Estate Holdings, Inc.	256,056
3,856	Omega Healthcare Investors, Inc. REIT	122,544
50	Orix JREIT, Inc. REIT	67,081
5,330	Phillips Edison & Co., Inc. REIT	160,646
6,644	Plymouth Industrial REIT, Inc. REIT	122,515
7,626	Prologis, Inc. REIT	844,580
1,228	PSP Swiss Property AG	131,187
1,690	Public Storage REIT	523,478
4,581	Rexford Industrial Realty, Inc. REIT	253,238
1,695	Ryman Hospitality Properties, Inc. REIT	150,719
8,425	Safestore Holdings plc REIT	87,286
70,000	Sino Land Co., Ltd.	74,747
41,153	StorageVault Canada, Inc.(3)	188,796
4,948	Sun Communities, Inc. REIT	667,238
44,350	Suntec Real Estate Investment Trust REIT	40,447
8,069	Tanger Factory Outlet Centers, Inc. REIT	145,323
14,860	Tokyo Tatemono Co., Ltd.	204,360
16,383	UNITE Group plc REIT	167,351
15,265	VICI Properties, Inc. REIT	488,785
178,639	Vicinity Centres REIT	222,703
6,177	Welltower, Inc. REIT	377,044
5,121	WP Carey, Inc. REIT	390,732
		13,028,961
	Retailing - 0.0%
8,898	Xebio Holdings Co., Ltd.	60,348
	Semiconductors & Semiconductor Equipment - 0.0%
37	Advanced Micro Devices, Inc.*	2,222
79	NVIDIA Corp.	10,663
		12,885
	Software & Services - 0.1%
10,909	Bitfarms Ltd.*(3)	10,490
137	Block, Inc.*	8,230
636	Cleanspark, Inc.*	2,213
1,487	Hive Blockchain Technologies Ltd.*	4,639
12,377	Hut Mining Corp.*(3)	27,800
472	Marathon Digital Holdings, Inc.*(3)	6,188
67	Microsoft Corp.	15,553
136	MicroStrategy, Inc. Class A*(3)	36,381
3,097	Riot Blockchain, Inc.*(3)	21,338
83	Visa, Inc. Class A	17,194
		150,026
	Technology Hardware & Equipment - 0.0%
7,217	Canaan, Inc. ADR*	20,929
	Telecommunication Services - 1.7%
72,317	BT Group plc	107,769
14,973	Cellnex Telecom S.A.(4)	490,070
15,900	KDDI Corp.	469,956
5,392	KT Corp.	138,439
5,059	KT Corp. ADR(3)	64,300
6,965	Mobile TeleSystems PJSC ADR*(5)	—
3,920	MTN Group Ltd.	27,704
17,728	Nippon Telegraph & Telephone Corp.	488,950
14,553	Orange S.A.	138,660
12,506	SK Telecom Co., Ltd.	439,482

The accompanying notes are an integral part of these financial statements.
95

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 52.8% - (continued)
	Telecommunication Services - 1.7% - (continued)
13,959	Telefonica Brasil S.A.	$ 111,634
111,022	Turk Telekomunikasyon AS	73,987
52,724	Turkcell Iletisim Hizmetleri AS	72,772
		2,623,723
	Transportation - 0.7%
4,085	Canadian National Railway Co.	483,957
1,308	JetBlue Airways Corp.*	10,516
22,662	PostNL N.V.(3)	35,482
176	Ryanair Holdings plc ADR*	12,125
54,146	Shanghai International Airport Co., Ltd. Class A*	396,205
11,342	Yamato Holdings Co., Ltd.	167,967
		1,106,252
	Utilities - 5.0%
905	Acciona S.A.	162,956
22,123	AES Corp.	578,738
5,305	American Electric Power Co., Inc.	466,416
3,828	Atmos Energy Corp.	407,873
26,714	Centrica plc	23,474
369,154	China Longyuan Power Group Corp. Ltd. Class H	421,821
45,551	Cia de Saneamento Basico do Estado de Sao Paulo	529,981
4,074	Constellation Energy Corp.	385,156
4,348	Duke Energy Corp.	405,147
6,844	Edison International	410,914
39,844	Enel S.p.A.	177,997
57,058	Engie S.A.	741,375
21,200	ENN Energy Holdings Ltd.	210,771
11,509	Exelon Corp.	444,132
10,324	FirstEnergy Corp.	389,318
37,538	Iberdrola S.A.	381,734
36,937	National Grid plc	402,433
7,446	Orron Energy AB*(3)	15,446
3,467	Public Service Enterprise Group, Inc.	194,395
9,152	RWE AG	352,307
3,353	Sempra Energy	506,102
		7,608,486
	Total Common Stocks (cost $73,522,049)	$ 80,488,727
EXCHANGE-TRADED FUNDS - 1.3%
	Other Investment Pools & Funds - 1.3%
6,640	iShares Global Energy ETF	$ 265,998
7,060	iShares MSCI Global Metals & Mining Producers ETF	248,936
Shares or Principal Amount			Market Value†
EXCHANGE-TRADED FUNDS - 1.3% - (continued)
	Other Investment Pools & Funds - 1.3% - (continued)
1,237	VanEck Vectors Agribusiness ETF		$ 109,907
57,030	VanEck Vectors Gold Miners ETF (3)		1,377,845
			2,002,686
	Total Exchange-Traded Funds (cost $1,976,970)		$ 2,002,686
CLOSED END FUNDS - 0.1%
	Investment Company Securities - 0.1%
6,680	Sprott Physical Uranium Trust*		$ 86,200
	Total Closed End Funds (cost $58,748)		$ 86,200
	Total Long-Term Investments (cost $125,796,440)		$ 129,799,057
SHORT-TERM INVESTMENTS - 13.1%
	Other Investment Pools & Funds - 11.9%
18,122,824	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.89%(6)		$ 18,122,824
	Repurchase Agreements - 1.0%
$ 1,538,362	Fixed Income Clearing Corp. Repurchase Agreement dated 10/31/2022 at 3.010%, due on 11/01/2022 with a maturity value of $1,538,491; collateralized by U.S. Treasury Note at 2.375%, maturing 08/15/2024, with a market value of $1,569,192		1,538,362
	Securities Lending Collateral - 0.2%
57,085	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 3.07%(6)		57,085
190,285	HSBC US Government Money Market Fund, 3.09%(6)		190,285
57,086	Invesco Government & Agency Portfolio, Institutional Class, 3.07%(6)		57,086
57,086	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 2.88%(6)		57,086
			361,542
	Total Short-Term Investments (cost $20,022,728)		$ 20,022,728
	Total Investments (cost $145,819,168)	98.3%	$ 149,821,785
	Other Assets and Liabilities	1.7%	2,532,134
	Total Net Assets	100.0%	$ 152,353,919

The accompanying notes are an integral part of these financial statements.
96

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by Hartford Funds Management Company, LLC in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
The Consolidated Schedule of Investments includes investments held by Hartford Cayman Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2022, the Fund invested 14.0% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
*	Non-income producing.
(1)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(2)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2022, the aggregate value of this security was $1,980,596, representing 1.3% of net assets.
(3)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(4)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At October 31, 2022, the aggregate value of these securities was $825,256, representing 0.5% of net assets.
(5)	Investment valued using significant unobservable inputs.
(6)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	21	11/30/2022	$ 1,949,010	$ 18,945
Brent Crude Oil Future	17	03/31/2023	1,479,510	(7,868)
Copper Future	14	03/29/2023	1,175,125	(63,261)
Cotton No. 2 Future	22	03/09/2023	788,040	(280,872)
Gasoline RBOB Future	15	02/28/2023	1,539,846	18,399
Gold 100oz Future	10	12/28/2022	1,640,700	(112,897)
Gold 100oz Future	17	04/26/2023	2,838,150	(65,657)
Live Cattle Future	9	04/28/2023	572,670	12,685
LME Nickel Future	18	11/14/2022	2,345,436	(440,265)
LME Nickel Future	15	01/16/2023	1,961,595	66,844
LME Nickel Future	7	03/13/2023	919,338	(47,141)
LME Zinc Future	37	11/14/2022	2,521,087	(600,126)
LME Zinc Future	29	01/16/2023	1,959,675	(191,042)
LME Zinc Future	22	03/13/2023	1,474,000	(173,013)
NY Harbor ULSD Future	4	02/28/2023	548,302	(1,474)
Platinum Future	2	01/27/2023	93,010	2,539
Primary Aluminum Future	6	11/14/2022	333,000	(101,901)
Primary Aluminum Future	4	01/16/2023	222,200	(15,619)
Primary Aluminum Future	4	03/13/2023	223,175	(7,773)
Silver Future	14	12/28/2022	1,338,330	(35,734)
Soybean Future	11	01/13/2023	780,725	9,507
Soybean Future	15	03/14/2023	1,070,625	(12,664)
Soybean Meal Future	18	03/14/2023	736,740	(4,745)
Soybean Oil Future	24	01/13/2023	1,016,784	119,175
WTI Crude Future	18	02/21/2023	1,491,840	30,011
Total				$ (1,883,947)
Short position contracts:
LME Nickel Future	18	11/14/2022	$ 2,345,436	$ 60,310
LME Nickel Future	15	01/16/2023	1,961,595	72,764
The accompanying notes are an integral part of these financial statements.
97

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Futures Contracts Outstanding at October 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts – (continued):
LME Nickel Future	4	03/13/2023	$ 525,336	$ 12,491
LME Zinc Future	37	11/14/2022	2,521,087	402,708
LME Zinc Future	29	01/16/2023	1,959,675	327,736
LME Zinc Future	7	03/13/2023	469,000	32,402
Primary Aluminum Future	6	11/14/2022	333,000	28,670
Primary Aluminum Future	4	01/16/2023	222,200	7,019
Total				$ 944,100
Total futures contracts				$ (939,847)

Foreign Currency Contracts Outstanding at October 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
351,000	AUD	223,517	USD	CIBC	11/30/2022	$ 1,192
250,000	AUD	161,990	USD	MSC	11/30/2022	(1,940)
301,000	AUD	195,381	USD	UBS	11/30/2022	(2,682)
390,000	CAD	286,117	USD	CIBC	11/30/2022	200
286,000	CAD	211,604	USD	RBC	11/30/2022	(1,638)
1,509,000	EUR	1,493,072	USD	SSG	11/30/2022	1,371
18,681,000,000	IDR	1,197,876	USD	UBS	11/30/2022	(856)
932,100,000	JPY	6,284,788	USD	MSC	11/30/2022	4,712
33,251,000	JPY	224,113	USD	UBS	11/30/2022	253
33,746,000	JPY	228,777	USD	WEST	11/30/2022	(1,070)
47,995,000	JPY	329,766	USD	CBA	11/30/2022	(5,912)
8,100,000	NOK	767,569	USD	MSC	11/30/2022	12,308
2,600,000	NZD	1,494,337	USD	GSC	11/30/2022	18,052
2,614,158	USD	4,079,000	AUD	SSG	11/30/2022	2,794
2,670,952	USD	3,635,000	CAD	BCLY	11/30/2022	2,332
1,493,001	USD	1,490,000	CHF	SSG	11/30/2022	185
4,624,157	USD	4,679,000	EUR	UBS	11/30/2022	(9,708)
3,020,017	USD	2,664,000	GBP	BCLY	11/30/2022	(37,561)
2,510,638	USD	372,354,000	JPY	MSC	11/30/2022	(1,882)
Total foreign currency contracts						$ (19,850)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
98

Hartford Real Asset Fund (Consolidated) (formerly, The Hartford Global Real Asset Fund)
Schedule of Investments – (continued)
October 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Foreign Government Obligations	$ 5,775,821	$ —	$ 5,775,821	$ —
U.S. Government Securities	41,445,623	—	41,445,623	—
Common Stocks
Automobiles & Components	118,161	22,166	95,995	—
Banks	2,598,677	49,880	2,548,797	—
Capital Goods	2,002,891	982,154	1,020,737	—
Commercial & Professional Services	471,449	97,723	373,726	—
Consumer Durables & Apparel	288,487	288,487	—	—
Consumer Services	507,322	118,045	389,277	—
Diversified Financials	839,522	549,265	290,257	—
Energy	30,000,502	17,498,943	12,501,559	—
Food & Staples Retailing	268,621	—	268,621	—
Food, Beverage & Tobacco	781,915	729,193	52,722	—
Insurance	807,908	—	807,908	—
Materials	17,191,662	10,172,614	7,019,048	—
Real Estate	13,028,961	8,786,578	4,242,383	—
Retailing	60,348	—	60,348	—
Semiconductors & Semiconductor Equipment	12,885	12,885	—	—
Software & Services	150,026	150,026	—	—
Technology Hardware & Equipment	20,929	20,929	—	—
Telecommunication Services	2,623,723	175,934	2,447,789	—
Transportation	1,106,252	506,598	599,654	—
Utilities	7,608,486	4,718,172	2,890,314	—
Exchange-Traded Funds	2,002,686	2,002,686	—	—
Closed End Funds	86,200	86,200	—	—
Short-Term Investments	20,022,728	18,484,366	1,538,362	—
Foreign Currency Contracts(2)	43,399	—	43,399	—
Futures Contracts(2)	1,222,205	1,222,205	—	—
Total	$ 151,087,389	$ 66,675,049	$ 84,412,340	$ —
Liabilities
Foreign Currency Contracts(2)	$ (63,249)	$ —	$ (63,249)	$ —
Futures Contracts(2)	(2,162,052)	(2,162,052)	—	—
Total	$ (2,225,301)	$ (2,162,052)	$ (63,249)	$ —

(1)	For the year ended October 31, 2022, investments valued at $511,964 were transferred into Level 3 due the unavailability of active market pricing, and investments valued at $420,481 were transferred out of Level 3 due to the availability of significant observable inputs.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
99

Hartford Multi-Strategy Funds
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
CIBC	Canadian Imperial Bank of Commerce
WEST	Westpac International
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CHF	Switzerland Franc
EUR	Euro Member Countries
GBP	British Pound
IDR	Indonesia Rupiah
JPY	Japan Yen
NOK	Norway Krone
NZD	New Zealand Dollar
SEK	Sweden Krona
USD	United States Dollar
Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMS	Constant Maturity Swap
CMT	Constant Maturity Treasury Index
CPI	Consumer Price Index
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
GO	General Obligation
Rev	Revenue
Other Abbreviations:
ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
ASA	Allmennaksjeselskap
Bhd	Berhad
CD	Certificate of Deposit
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
KGaA	Kommanditgesellschaft Auf Aktien
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NATL	National Public Finance Guarantee Corp.
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Tbk	Terbuka
UMBS	Uniform Mortgage-Backed Securities

100

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities
October 31, 2022

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Assets:
Investments in securities, at market value(1)	$ 13,202,961,958	$ 61,519,761	$ 2,850,602	$ 197,011
Repurchase agreements	306,271,453	3,473,401	—	—
Investments in affiliated investment companies, at market value	—	12,969,541	1,364,925,656	103,450,316
Cash	72,734,441	814,262	—	—
Cash collateral due from broker on futures contracts	—	—	—	—
Cash collateral held for securities on loan	3,870,894	13,929	—	—
Foreign currency	5,158,467	24,746	—	—
Unrealized appreciation on foreign currency contracts	786,857	—	—	—
Receivables:
From affiliates	—	5,041	—	—
Investment securities sold	37,701,088	313,474	448,815	254,945
Fund shares sold	15,012,767	45,765	399,654	26,375
Dividends and interest	80,852,178	296,307	1,053,376	43,399
Securities lending income	62,201	201	—	—
Tax reclaims	3,050,470	77,000	—	—
Other assets	187,586	35,648	50,287	35,252
Total assets	13,728,650,360	79,589,076	1,369,728,390	104,007,298
Liabilities:
Unrealized depreciation on foreign currency contracts	83,469	59,469	—	—
Obligation to return securities lending collateral	77,417,880	278,589	—	—
Unfunded loan commitments	100,877	—	—	—
Payables:
Investment securities purchased	98,210,963	30,333	—	—
Fund shares redeemed	14,451,454	175,398	789,457	313,831
Investment management fees	5,864,103	21,706	—	8,798
Transfer agent fees	1,576,152	19,707	229,546	21,958
Accounting services fees	355,765	2,672	39,090	3,550
Board of Directors' fees	47,443	278	4,929	374
Variation margin on futures contracts	941,301	30,621	—	—
Variation margin on centrally cleared swap contracts	223,412	—	—	—
Foreign taxes	—	546	—	—
Distribution fees	520,259	3,396	61,607	4,785
Distributions payable	—	—	—	—
Accrued expenses	308,919	18,887	50,858	24,845
Total liabilities	200,101,997	641,602	1,175,487	378,141
Net assets	$ 13,528,548,363	$ 78,947,474	$ 1,368,552,903	$ 103,629,157
Summary of Net Assets:
Capital stock and paid-in-capital	$ 13,251,205,040	$ 106,736,938	$ 1,308,679,692	$ 113,087,293
Distributable earnings (loss)	277,343,323	(27,789,464)	59,873,211	(9,458,136)
Net assets	$ 13,528,548,363	$ 78,947,474	$ 1,368,552,903	$ 103,629,157
Shares authorized	1,990,000,000	560,000,000	850,000,000	400,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 13.75	$ 8.79	$ 9.17	$ 9.80
Maximum offering price per share	14.55	9.20	9.70	10.37
Shares outstanding	303,099,317	6,932,261	131,285,605	9,463,617
Net Assets	$ 4,167,360,292	$ 60,961,027	$ 1,204,236,961	$ 92,732,151
Class C: Net asset value per share	$ 13.51	$ 8.81	$ 9.11	$ 9.70
Shares outstanding	151,991,192	750,805	8,063,719	593,182
Net Assets	$ 2,053,985,015	$ 6,618,273	$ 73,443,742	$ 5,756,209
Class I: Net asset value per share	$ 13.75	$ 8.78	$ 9.19	$ 9.82
Shares outstanding	309,350,575	1,028,433	8,260,853	175,752
Net Assets	$ 4,254,506,066	$ 9,029,125	$ 75,930,354	$ 1,726,039
Class R3: Net asset value per share	$ 13.81	$ 8.80	$ 9.13	$ 9.79
Shares outstanding	9,601,414	56,805	1,028,046	158,706
Net Assets	$ 132,615,733	$ 499,939	$ 9,383,592	$ 1,554,024
The accompanying notes are an integral part of these financial statements.
101

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Class R4: Net asset value per share	$ 13.82	$ 8.75	$ 9.14	$ 9.79
Shares outstanding	5,265,174	16,459	334,345	54,314
Net Assets	$ 72,765,333	$ 144,051	$ 3,054,584	$ 531,591
Class R5: Net asset value per share	$ 13.84	$ 8.75	$ 9.01	$ 9.83
Shares outstanding	2,803,759	1,035	64,042	120,846
Net Assets	$ 38,799,424	$ 9,055	$ 577,201	$ 1,187,488
Class R6: Net asset value per share	$ 13.93	$ 8.77	$ —	$ —
Shares outstanding	18,123,564	1,364	—	—
Net Assets	$ 252,428,831	$ 11,956	$ —	$ —
Class Y: Net asset value per share	$ 13.93	$ 8.73	$ —	$ —
Shares outstanding	6,322,342	185,395	—	—
Net Assets	$ 88,076,291	$ 1,618,346	$ —	$ —
Class F: Net asset value per share	$ 13.76	$ 8.71	$ 9.18	$ 9.83
Shares outstanding	179,366,668	6,395	209,745	14,410
Net Assets	$ 2,468,011,378	$ 55,702	$ 1,926,469	$ 141,655
Cost of investments	$ 13,694,789,485	$ 66,934,650	$ 2,850,602	$ 197,011
Cost of investments in affiliated investments	$ —	$ 13,501,423	$ 1,366,204,347	$ 113,069,069
Cost of foreign currency	$ 5,160,129	$ 24,981	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 75,748,463	$ 267,216	$ —	$ —
The accompanying notes are an integral part of these financial statements.
102

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Assets:
Investments in securities, at market value(1)	$ 958,172	$ 593,460	$ 648,576,601	$ 148,283,423
Repurchase agreements	—	—	22,102,124	1,538,362
Investments in affiliated investment companies, at market value	489,506,118	315,513,458	—	—
Cash	—	—	5,357,420	378,259
Cash collateral due from broker on futures contracts	—	—	—	3,100,046
Cash collateral held for securities on loan	—	—	88,876	19,029
Foreign currency	—	—	363,867	134,538
Unrealized appreciation on foreign currency contracts	—	—	—	43,399
Receivables:
From affiliates	—	—	—	42,937
Investment securities sold	21,498	177,478	6,531,807	5,339,964
Fund shares sold	202,562	56,533	139,516	889,073
Dividends and interest	68,655	89,836	3,266,907	235,593
Securities lending income	—	—	1,882	1,094
Tax reclaims	—	—	333,784	74,775
Other assets	39,558	37,003	45,893	48,698
Total assets	490,796,563	316,467,768	686,808,677	160,129,190
Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	234,792	63,249
Obligation to return securities lending collateral	—	—	1,777,517	380,571
Unfunded loan commitments	—	—	63,026	—
Payables:
Investment securities purchased	—	—	35,867,946	6,349,340
Fund shares redeemed	229,586	286,450	1,231,060	142,005
Investment management fees	40,569	26,501	317,869	113,259
Transfer agent fees	125,193	72,404	146,832	27,789
Accounting services fees	16,358	11,867	21,609	5,588
Board of Directors' fees	1,793	1,146	2,308	505
Variation margin on futures contracts	—	—	119,530	633,960
Variation margin on centrally cleared swap contracts	—	—	—	—
Foreign taxes	—	—	—	—
Distribution fees	21,495	13,630	25,028	1,614
Distributions payable	—	—	498	—
Accrued expenses	35,740	30,066	80,145	57,391
Total liabilities	470,734	442,064	39,888,160	7,775,271
Net assets	$ 490,325,829	$ 316,025,704	$ 646,920,517	$ 152,353,919
Summary of Net Assets:
Capital stock and paid-in-capital	$ 468,668,975	$ 321,551,987	$ 723,077,378	$ 258,873,229
Distributable earnings (loss)	21,656,854	(5,526,283)	(76,156,861)	(106,519,310)
Net assets	$ 490,325,829	$ 316,025,704	$ 646,920,517	$ 152,353,919
Shares authorized	400,000,000	4,300,000,000	845,000,000	710,000,000
Par value	$ 0.0010	$ 0.0010	$ 0.0010	$ 0.0010
Class A: Net asset value per share	$ 11.99	$ 10.81	$ 17.38	$ 8.38
Maximum offering price per share	12.69	11.44	18.39	8.87
Shares outstanding	37,575,493	25,502,892	27,496,825	3,623,242
Net Assets	$ 450,708,902	$ 275,568,082	$ 477,899,242	$ 30,352,164
Class C: Net asset value per share	$ 11.90	$ 10.71	$ 17.46	$ 8.18
Shares outstanding	1,568,017	919,680	2,014,959	266,415
Net Assets	$ 18,665,922	$ 9,847,202	$ 35,188,316	$ 2,180,095
Class I: Net asset value per share	$ 11.93	$ 10.87	$ 17.34	$ 8.38
Shares outstanding	752,138	786,022	3,641,564	6,066,475
Net Assets	$ 8,971,658	$ 8,540,727	$ 63,158,498	$ 50,840,255
Class R3: Net asset value per share	$ 11.65	$ 10.61	$ 17.68	$ 8.43
Shares outstanding	488,556	1,162,969	32,263	12,918
Net Assets	$ 5,693,339	$ 12,334,636	$ 570,318	$ 108,932
The accompanying notes are an integral part of these financial statements.
103

Hartford Multi-Strategy Funds
 Statements of Assets and Liabilities – (continued)
October 31, 2022

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Class R4: Net asset value per share	$ 11.93	$ 10.83	$ 17.71	$ 8.42
Shares outstanding	174,872	238,428	39,606	2,525
Net Assets	$ 2,087,070	$ 2,581,559	$ 701,616	$ 21,249
Class R5: Net asset value per share	$ 12.03	$ 10.87	$ 17.70	$ 8.31
Shares outstanding	305,815	613,137	4,663	32,503
Net Assets	$ 3,677,951	$ 6,667,334	$ 82,551	$ 270,080
Class R6: Net asset value per share	$ —	$ —	$ 17.70	$ 8.37
Shares outstanding	—	—	17,520	1,098
Net Assets	$ —	$ —	$ 310,142	$ 9,188
Class Y: Net asset value per share	$ —	$ —	$ 17.72	$ 8.37
Shares outstanding	—	—	235,887	5,598,975
Net Assets	$ —	$ —	$ 4,178,943	$ 46,878,747
Class F: Net asset value per share	$ 11.94	$ 10.87	$ 17.33	$ 8.38
Shares outstanding	43,619	44,719	3,741,126	2,589,808
Net Assets	$ 520,987	$ 486,164	$ 64,830,891	$ 21,693,209
Cost of investments	$ 958,172	$ 593,460	$ 728,182,455	$ 145,819,168
Cost of investments in affiliated investments	$ 494,771,635	$ 330,649,842	$ —	$ —
Cost of foreign currency	$ —	$ —	$ 363,106	$ 140,139
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ 1,835,155	$ 354,882
The accompanying notes are an integral part of these financial statements.
104

Hartford Multi-Strategy Funds
 Statements of Operations
For the Year Ended October 31, 2022

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Investment Income:
Dividends	$ 222,849,993	$ 1,725,850	$ —	$ —
Dividends from affiliated investment companies	—	—	24,977,908	3,185,880
Interest	276,833,580	1,189,532	39,521	2,941
Securities lending	441,863	3,966	—	—
Less: Foreign tax withheld	(1,735,337)	(70,726)	—	—
Total investment income, net	498,390,099	2,848,622	25,017,429	3,188,821
Expenses:
Investment management fees	75,232,697	280,441	—	122,389
Transfer agent fees
Class A	3,385,602	98,776	1,202,495	116,665
Class C	2,003,263	12,657	103,500	9,892
Class I	3,824,747	10,938	98,405	2,187
Class R3	288,655	1,525	23,193	3,949
Class R4	130,161	435	5,188	1,062
Class R5	45,178	243	736	1,599
Class R6	10,199	1	—	—
Class Y	126,895	1,617	—	—
Class F	31,682	3	82	6
Distribution fees
Class A	11,215,408	173,496	3,363,490	273,422
Class C	24,682,399	79,575	908,479	70,030
Class R3	709,416	3,467	52,923	9,040
Class R4	210,259	640	8,218	1,575
Custodian fees	191,166	18,624	2,428	874
Registration and filing fees	398,071	117,553	116,183	98,384
Accounting services fees	2,089,048	18,126	232,713	24,483
Board of Directors' fees	384,642	2,272	39,539	3,088
Audit and tax fees	39,829	42,823	20,877	20,873
Other expenses	1,043,399	23,238	138,277	22,773
Total expenses (before waivers, reimbursements and fees paid indirectly)	126,042,716	886,450	6,316,726	782,291
Expense waivers	—	(86,927)	—	—
Distribution fee reimbursements	(30,293)	(1,372)	(15,833)	(4,380)
Commission recapture	(43,594)	(13)	—	—
Total waivers, reimbursements and fees paid indirectly	(73,887)	(88,312)	(15,833)	(4,380)
Total expenses	125,968,829	798,138	6,300,893	777,911
Net Investment Income (Loss)	372,421,270	2,050,484	18,716,536	2,410,910
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	—	31,637	115,548,170	3,116,959
Investments	438,308,530	1,035,462	—	—
Less: Foreign taxes paid on realized capital gains	—	(7,977)	—	—
Investments in affiliated investment companies	—	—	(11,880,392)	(3,020,717)
Purchased options contracts	—	(165,961)	—	—
Futures contracts	(30,557,836)	(898,236)	—	—
Swap contracts	12,473,074	—	—	—
Foreign currency contracts	16,894,331	2,367,150	—	—
Other foreign currency transactions	(729,474)	(10,884)	—	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	436,388,625	2,351,191	103,667,778	96,242
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	(2,621,569,706)	(10,848,236)	—	—
Investments in affiliated investment companies	—	(2,628,263)	(350,048,634)	(22,984,530)
Purchased options contracts	—	322,525	—	—
Futures contracts	(11,456,604)	(344,882)	—	—
Swap contracts	(5,644,687)	—	—	—
Foreign currency contracts	(2,047,083)	(109,316)	—	—
Translation of other assets and liabilities in foreign currencies	(289,703)	(9,289)	—	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(2,641,007,783)	(13,617,461)	(350,048,634)	(22,984,530)
The accompanying notes are an integral part of these financial statements.
105

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Balanced Income Fund	Hartford AARP Balanced Retirement Fund	The Hartford Checks and Balances Fund	The Hartford Conservative Allocation Fund
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,204,619,158)	(11,266,270)	(246,380,856)	(22,888,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,832,197,888)	$ (9,215,786)	$ (227,664,320)	$ (20,477,378)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ 6,246	$ —	$ —
The accompanying notes are an integral part of these financial statements.
106

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Investment Income:
Dividends	$ —	$ —	$ 14,542,025	$ 3,725,559
Dividends from affiliated investment companies	14,016,221	9,191,638	—	—
Interest	15,632	9,878	15,386,122	2,976,749
Securities lending	—	—	44,655	20,602
Less: Foreign tax withheld	—	—	(525,032)	(191,704)
Total investment income, net	14,031,853	9,201,516	29,447,770	6,531,206
Expenses:
Investment management fees	562,184	368,211	4,352,732	1,306,443
Transfer agent fees
Class A	680,476	370,632	771,349	36,731
Class C	45,218	21,774	55,252	2,745
Class I	10,607	8,938	68,407	43,044
Class R3	13,408	30,886	1,944	248
Class R4	4,690	5,189	1,379	33
Class R5	4,789	7,916	191	352
Class R6	—	—	13	—
Class Y	—	—	6,487	66,207
Class F	25	21	1,575	521
Distribution fees
Class A	1,294,456	801,973	1,376,905	64,206
Class C	235,088	128,505	465,270	14,554
Class R3	30,709	71,296	4,419	564
Class R4	6,972	7,634	2,033	49
Custodian fees	1,345	1,153	38,360	29,210
Registration and filing fees	104,469	101,076	131,468	128,085
Accounting services fees	96,322	68,813	124,372	32,306
Board of Directors' fees	14,329	9,341	18,950	3,552
Audit and tax fees	20,874	20,874	48,444	45,396
Other expenses	64,627	45,018	97,408	32,359
Total expenses (before waivers, reimbursements and fees paid indirectly)	3,190,588	2,069,250	7,566,958	1,806,605
Expense waivers	—	—	—	(200,494)
Management fee waivers	—	—	—	(153,836)
Distribution fee reimbursements	(24,591)	(14,130)	(32,668)	(559)
Commission recapture	—	—	—	(559)
Total waivers, reimbursements and fees paid indirectly	(24,591)	(14,130)	(32,668)	(355,448)
Total expenses	3,165,997	2,055,120	7,534,290	1,451,157
Net Investment Income (Loss)	10,865,856	7,146,396	21,913,480	5,080,049
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Capital gain distributions received from underlying funds	29,229,768	14,158,700	—	—
Investments	—	—	(19,545,788)	(6,047,214)
Less: Foreign taxes paid on realized capital gains	—	—	—	(4,544)
Investments in affiliated investment companies	(4,802,390)	(5,075,195)	—	—
Purchased options contracts	—	—	2,182,928	—
Futures contracts	—	—	(1,485,548)	2,703,301
Written options contracts	—	—	(564,022)	—
Swap contracts	—	—	3,313	(40,109)
Foreign currency contracts	—	—	9,153,747	248,638
Other foreign currency transactions	—	—	(347,940)	60,622
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	24,427,378	9,083,505	(10,603,310)	(3,079,306)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments *	—	—	(121,342,716)	(10,706,997)
Investments in affiliated investment companies	(145,357,065)	(84,104,884)	—	—
Purchased options contracts	—	—	691,059	—
Futures contracts	—	—	(3,900,497)	(1,454,422)
Bond forward contracts	—	—	—	34,230
Foreign currency contracts	—	—	(397,825)	(86,462)
Translation of other assets and liabilities in foreign currencies	—	—	(39,269)	(6,112)
The accompanying notes are an integral part of these financial statements.
107

Hartford Multi-Strategy Funds
 Statements of Operations – (continued)
For the Year Ended October 31, 2022

	The Hartford Growth Allocation Fund	Hartford Moderate Allocation Fund	Hartford Multi-Asset Income Fund	Hartford Real Asset Fund (Consolidated)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(145,357,065)	(84,104,884)	(124,989,248)	(12,219,763)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(120,929,687)	(75,021,379)	(135,592,558)	(15,299,069)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (110,063,831)	$ (67,874,983)	$ (113,679,078)	$ (10,219,020)
* Includes change in unrealized appreciation (depreciation) on deferred capital gains tax	$ —	$ —	$ 20,851	$ 10,352
The accompanying notes are an integral part of these financial statements.
108

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets

	The Hartford Balanced Income Fund		Hartford AARP Balanced Retirement Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 372,421,270	$ 311,671,738	$ 2,050,484	$ 1,782,156
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	436,388,625	726,232,173	2,351,191	3,377,926
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(2,641,007,783)	1,382,771,253	(13,617,461)	8,977,046
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,832,197,888)	2,420,675,164	(9,215,786)	14,137,128
Distributions to Shareholders:
Class A	(327,532,722)	(105,888,100)	(1,800,782)	(1,547,600)
Class C	(172,606,987)	(53,926,969)	(143,880)	(201,631)
Class I	(348,977,905)	(122,778,784)	(301,208)	(284,413)
Class R3	(9,922,367)	(3,318,673)	(16,390)	(14,497)
Class R4	(6,163,546)	(2,251,844)	(6,825)	(5,200)
Class R5	(3,092,116)	(1,205,149)	(8,368)	(15,361)
Class R6	(20,490,364)	(7,317,166)	(403)	(309)
Class Y	(8,971,441)	(3,512,087)	(53,269)	(51,628)
Class F	(198,331,981)	(69,037,210)	(2,686)	(4,686)
Total distributions	(1,096,089,429)	(369,235,982)	(2,333,811)	(2,125,325)
Capital Share Transactions:
Sold	2,624,946,970	3,021,103,036	5,463,706	14,970,603
Issued on reinvestment of distributions	1,029,875,257	345,074,897	2,209,899	2,009,130
Redeemed	(3,093,893,183)	(3,036,090,714)	(17,368,210)	(39,595,737)
Net increase (decrease) from capital share transactions	560,929,044	330,087,219	(9,694,605)	(22,616,004)
Net Increase (Decrease) in Net Assets	(2,367,358,273)	2,381,526,401	(21,244,202)	(10,604,201)
Net Assets:
Beginning of period	15,895,906,636	13,514,380,235	100,191,676	110,795,877
End of period	$ 13,528,548,363	$ 15,895,906,636	$ 78,947,474	$ 100,191,676
The accompanying notes are an integral part of these financial statements.
109

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Checks and Balances Fund		The Hartford Conservative Allocation Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 18,716,536	$ 16,725,656	$ 2,410,910	$ 1,150,855
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	103,667,778	64,094,886	96,242	5,488,524
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(350,048,634)	284,235,027	(22,984,530)	8,803,031
Net Increase (Decrease) in Net Assets Resulting from Operations	(227,664,320)	365,055,569	(20,477,378)	15,442,410
Distributions to Shareholders:
Class A	(93,225,862)	(58,420,540)	(5,636,114)	(1,732,353)
Class C	(5,992,556)	(4,603,811)	(319,532)	(84,523)
Class I	(6,590,547)	(3,248,166)	(100,163)	(33,672)
Class R3	(691,580)	(506,110)	(98,163)	(31,199)
Class R4	(220,567)	(132,561)	(32,145)	(17,999)
Class R5	(43,948)	(19,781)	(73,668)	(27,577)
Class F	(148,886)	(109,578)	(8,240)	(2,956)
Total distributions	(106,913,946)	(67,040,547)	(6,268,025)	(1,930,279)
Capital Share Transactions:
Sold	103,250,305	157,352,613	13,078,152	20,374,703
Issued on reinvestment of distributions	106,285,230	66,624,935	6,188,026	1,903,333
Redeemed	(229,810,942)	(265,774,758)	(27,304,058)	(26,134,417)
Net increase (decrease) from capital share transactions	(20,275,407)	(41,797,210)	(8,037,880)	(3,856,381)
Net Increase (Decrease) in Net Assets	(354,853,673)	256,217,812	(34,783,283)	9,655,750
Net Assets:
Beginning of period	1,723,406,576	1,467,188,764	138,412,440	128,756,690
End of period	$ 1,368,552,903	$ 1,723,406,576	$ 103,629,157	$ 138,412,440
The accompanying notes are an integral part of these financial statements.
110

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	The Hartford Growth Allocation Fund		Hartford Moderate Allocation Fund
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 10,865,856	$ 4,568,550	$ 7,146,396	$ 3,350,444
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	24,427,378	37,583,245	9,083,505	20,461,713
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(145,357,065)	109,833,015	(84,104,884)	51,542,379
Net Increase (Decrease) in Net Assets Resulting from Operations	(110,063,831)	151,984,810	(67,874,983)	75,354,536
Distributions to Shareholders:
Class A	(42,918,541)	(21,810,671)	(22,591,682)	(12,523,759)
Class C	(1,846,647)	(1,290,134)	(799,359)	(816,678)
Class I	(902,133)	(431,330)	(712,337)	(385,848)
Class R3	(498,086)	(237,006)	(964,742)	(449,855)
Class R4	(225,267)	(108,753)	(206,550)	(120,555)
Class R5	(365,301)	(226,949)	(496,255)	(225,988)
Class F	(64,193)	(18,332)	(38,761)	(18,539)
Total distributions	(46,820,168)	(24,123,175)	(25,809,686)	(14,541,222)
Capital Share Transactions:
Sold	26,863,035	40,126,741	23,516,996	39,603,812
Issued on reinvestment of distributions	46,203,570	23,792,802	25,550,197	14,383,731
Redeemed	(74,579,011)	(94,887,976)	(59,519,034)	(67,458,268)
Net increase (decrease) from capital share transactions	(1,512,406)	(30,968,433)	(10,451,841)	(13,470,725)
Net Increase (Decrease) in Net Assets	(158,396,405)	96,893,202	(104,136,510)	47,342,589
Net Assets:
Beginning of period	648,722,234	551,829,032	420,162,214	372,819,625
End of period	$ 490,325,829	$ 648,722,234	$ 316,025,704	$ 420,162,214
The accompanying notes are an integral part of these financial statements.
111

Hartford Multi-Strategy Funds
 Statements of Changes in Net Assets – (continued)

	Hartford Multi-Asset Income Fund		Hartford Real Asset Fund (Consolidated)
	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
Operations:
Net investment income (loss)	$ 21,913,480	$ 24,255,644	$ 5,080,049	$ 3,405,180
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(10,603,310)	46,502,698	(3,079,306)	39,605,020
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(124,989,248)	46,791,261	(12,219,763)	6,450,725
Net Increase (Decrease) in Net Assets Resulting from Operations	(113,679,078)	117,549,603	(10,219,020)	49,460,925
Distributions to Shareholders:
Class A	(42,673,888)	(16,657,687)	(3,234,106)	(329,819)
Class C	(3,398,106)	(1,243,342)	(106,616)	(36,155)
Class I	(6,813,747)	(3,157,825)	(4,051,406)	(412,806)
Class R3	(66,431)	(25,363)	(19,581)	(2,264)
Class R4	(64,050)	(20,362)	(2,102)	(701)
Class R5	(12,817)	(4,297)	(54,965)	(4,816)
Class R6	(25,541)	(10,192)	—	—
Class Y	(471,292)	(217,232)	(11,345,598)	(1,507,488)
Class F	(6,060,526)	(2,640,085)	(573,023)	(2,428,791)
Total distributions	(59,586,398)	(23,976,385)	(19,387,397)	(4,722,840)
Capital Share Transactions:
Sold	43,273,249	98,059,502	137,471,840	28,845,028
Issued on reinvestment of distributions	58,699,406	23,608,908	19,168,103	4,696,558
Redeemed	(157,268,548)	(202,085,952)	(74,594,913)	(124,602,280)
Net increase (decrease) from capital share transactions	(55,295,893)	(80,417,542)	82,045,030	(91,060,694)
Net Increase (Decrease) in Net Assets	(228,561,369)	13,155,676	52,438,613	(46,322,609)
Net Assets:
Beginning of period	875,481,886	862,326,210	99,915,306	146,237,915
End of period	$ 646,920,517	$ 875,481,886	$ 152,353,919	$ 99,915,306
The accompanying notes are an integral part of these financial statements.
112

Hartford Multi-Strategy Funds
Financial Highlights

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund
For the Year Ended October 31, 2022
A	$ 16.72	$ 0.37	$ (2.21)	$ (1.84)	$ (0.37)	$ (0.76)	$ (1.13)	$ 13.75	(11.62)%	$ 4,167,360	0.86%	0.86%	2.50%	60%
C	16.45	0.26	(2.18)	(1.92)	(0.26)	(0.76)	(1.02)	13.51	(12.33)	2,053,985	1.62	1.62	1.73	60
I	16.72	0.41	(2.21)	(1.80)	(0.41)	(0.76)	(1.17)	13.75	(11.41)	4,254,506	0.62	0.62	2.74	60
R3	16.79	0.32	(2.22)	(1.90)	(0.32)	(0.76)	(1.08)	13.81	(11.96)	132,616	1.24	1.23	2.12	60
R4	16.80	0.36	(2.22)	(1.86)	(0.36)	(0.76)	(1.12)	13.82	(11.71)	72,765	0.94	0.94	2.41	60
R5	16.82	0.41	(2.23)	(1.82)	(0.40)	(0.76)	(1.16)	13.84	(11.42)	38,799	0.64	0.64	2.71	60
R6	16.92	0.43	(2.24)	(1.81)	(0.42)	(0.76)	(1.18)	13.93	(11.32)	252,429	0.54	0.54	2.82	60
Y	16.92	0.41	(2.24)	(1.83)	(0.40)	(0.76)	(1.16)	13.93	(11.42)	88,076	0.64	0.64	2.70	60
F	16.73	0.42	(2.21)	(1.79)	(0.42)	(0.76)	(1.18)	13.76	(11.32)	2,468,012	0.54	0.54	2.83	60
For the Year Ended October 31, 2021
A	$ 14.53	$ 0.33	$ 2.26	$ 2.59	$ (0.33)	$ (0.07)	$ (0.40)	$ 16.72	17.97%	$ 4,748,602	0.86%	0.86%	2.08%	44%
C	14.29	0.21	2.22	2.43	(0.20)	(0.07)	(0.27)	16.45	17.16	2,859,547	1.61	1.61	1.34	44
I	14.53	0.37	2.25	2.62	(0.36)	(0.07)	(0.43)	16.72	18.26	4,859,868	0.61	0.61	2.33	44
R3	14.59	0.28	2.25	2.53	(0.26)	(0.07)	(0.33)	16.79	17.51	153,099	1.24	1.24	1.71	44
R4	14.59	0.32	2.27	2.59	(0.31)	(0.07)	(0.38)	16.80	17.93	93,401	0.94	0.94	2.01	44
R5	14.61	0.37	2.27	2.64	(0.36)	(0.07)	(0.43)	16.82	18.25	43,487	0.64	0.64	2.31	44
R6	14.70	0.39	2.28	2.67	(0.38)	(0.07)	(0.45)	16.92	18.33	285,749	0.54	0.54	2.40	44
Y	14.70	0.38	2.27	2.65	(0.36)	(0.07)	(0.43)	16.92	18.21	132,364	0.64	0.64	2.31	44
F	14.54	0.39	2.25	2.64	(0.38)	(0.07)	(0.45)	16.73	18.33	2,719,790	0.53	0.53	2.40	44
For the Year Ended October 31, 2020
A	$ 14.76	$ 0.35	$ (0.10)	$ 0.25	$ (0.35)	$ (0.13)	$ (0.48)	$ 14.53	1.75%	$ 3,747,275	0.89%	0.89%	2.44%	63%
C	14.53	0.24	(0.11)	0.13	(0.24)	(0.13)	(0.37)	14.29	0.92	2,994,151	1.64	1.64	1.70	63
I	14.77	0.39	(0.12)	0.27	(0.38)	(0.13)	(0.51)	14.53	1.94	3,960,448	0.63	0.63	2.69	63
R3	14.82	0.31	(0.12)	0.19	(0.29)	(0.13)	(0.42)	14.59	1.36	154,953	1.24	1.24	2.10	63
R4	14.83	0.35	(0.12)	0.23	(0.34)	(0.13)	(0.47)	14.59	1.60	88,942	0.95	0.95	2.38	63
R5	14.85	0.39	(0.12)	0.27	(0.38)	(0.13)	(0.51)	14.61	1.90	42,220	0.66	0.66	2.67	63
R6	14.93	0.40	(0.11)	0.29	(0.39)	(0.13)	(0.52)	14.70	2.06	240,876	0.56	0.56	2.74	63
Y	14.93	0.39	(0.11)	0.28	(0.38)	(0.13)	(0.51)	14.70	1.96	154,356	0.67	0.66	2.67	63
F	14.77	0.40	(0.10)	0.30	(0.40)	(0.13)	(0.53)	14.54	2.08	2,131,158	0.56	0.56	2.76	63
For the Year Ended October 31, 2019
A	$ 13.86	$ 0.38	$ 1.43	$ 1.81	$ (0.38)	$ (0.53)	$ (0.91)	$ 14.76	13.88%	$ 3,517,691	0.90%	0.90%	2.73%	54%
C	13.65	0.28	1.41	1.69	(0.28)	(0.53)	(0.81)	14.53	13.08	3,365,430	1.65	1.65	1.99	54
I	13.86	0.42	1.44	1.86	(0.42)	(0.53)	(0.95)	14.77	14.24	3,670,729	0.65	0.65	2.98	54
R3	13.90	0.34	1.44	1.78	(0.33)	(0.53)	(0.86)	14.82	13.54	190,851	1.26	1.26	2.38	54
R4	13.91	0.38	1.44	1.82	(0.37)	(0.53)	(0.90)	14.83	13.88	103,304	0.97	0.97	2.68	54
R5	13.93	0.42	1.45	1.87	(0.42)	(0.53)	(0.95)	14.85	14.14	43,770	0.67	0.67	2.99	54
R6	14.01	0.43	1.45	1.88	(0.43)	(0.53)	(0.96)	14.93	14.24	192,279	0.58	0.58	3.01	54
Y	14.01	0.43	1.44	1.87	(0.42)	(0.53)	(0.95)	14.93	14.16	150,620	0.66	0.65	3.00	54
F	13.87	0.43	1.43	1.86	(0.43)	(0.53)	(0.96)	14.77	14.24	1,815,178	0.57	0.57	3.06	54
The accompanying notes are an integral part of these financial statements.
113

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Balanced Income Fund – (continued)
For the Year Ended October 31, 2018
A	$ 14.80	$ 0.38	$ (0.53)	$ (0.15)	$ (0.36)	$ (0.43)	$ (0.79)	$ 13.86	(1.14)%	$ 3,127,224	0.91%	0.91%	2.64%	48%
C	14.59	0.27	(0.52)	(0.25)	(0.26)	(0.43)	(0.69)	13.65	(1.90)	3,350,560	1.66	1.66	1.89	48
I	14.80	0.42	(0.53)	(0.11)	(0.40)	(0.43)	(0.83)	13.86	(0.89)	3,092,500	0.65	0.65	2.89	48
R3	14.84	0.33	(0.53)	(0.20)	(0.31)	(0.43)	(0.74)	13.90	(1.49)	196,578	1.28	1.27	2.28	48
R4	14.85	0.37	(0.53)	(0.16)	(0.35)	(0.43)	(0.78)	13.91	(1.19)	121,239	0.98	0.97	2.57	48
R5	14.87	0.41	(0.53)	(0.12)	(0.39)	(0.43)	(0.82)	13.93	(0.91)	52,640	0.68	0.68	2.86	48
R6	14.94	0.43	(0.52)	(0.09)	(0.41)	(0.43)	(0.84)	14.01	(0.74)	87,445	0.58	0.58	2.95	48
Y	14.94	0.42	(0.52)	(0.10)	(0.40)	(0.43)	(0.83)	14.01	(0.79)	146,051	0.63	0.63	2.92	48
F	14.80	0.43	(0.52)	(0.09)	(0.41)	(0.43)	(0.84)	13.87	(0.75)	1,445,583	0.58	0.58	2.96	48
Hartford AARP Balanced Retirement Fund
For the Year Ended October 31, 2022
A	$ 10.03	$ 0.22	$ (1.21)	$ (0.99)	$ (0.25)	$ —	$ (0.25)	$ 8.79	(10.07)%	$ 60,961	0.95%	0.86%	2.29%	52%
C	10.05	0.15	(1.22)	(1.07)	(0.17)	—	(0.17)	8.81	(10.76)	6,618	1.71	1.61	1.54	52
I	10.02	0.25	(1.21)	(0.96)	(0.28)	—	(0.28)	8.78	(9.79)	9,029	0.66	0.56	2.58	52
R3	10.04	0.20	(1.21)	(1.01)	(0.23)	—	(0.23)	8.80	(10.27)	500	1.27	1.08	2.07	52
R4	9.99	0.23	(1.21)	(0.98)	(0.26)	—	(0.26)	8.75	(10.03)	144	0.98	0.78	2.37	52
R5	9.99	0.29	(1.24)	(0.95)	(0.29)	—	(0.29)	8.75	(9.71)	9	0.67	0.44	2.93	52
R6	10.01	0.27	(1.21)	(0.94)	(0.30)	—	(0.30)	8.77	(9.60)	12	0.56	0.35	2.79	52
Y	9.97	0.26	(1.21)	(0.95)	(0.29)	—	(0.29)	8.73	(9.73)	1,618	0.65	0.45	2.70	52
F	9.95	0.26	(1.20)	(0.94)	(0.30)	—	(0.30)	8.71	(9.66)	56	0.56	0.35	2.76	52
For the Year Ended October 31, 2021
A	$ 9.01	$ 0.12	$ 1.10	$ 1.22	$ (0.20)	$ —	$ (0.20)	$ 10.03	13.60%	$ 76,009	0.86%	0.83%	1.24%	23%
C	9.03	0.04	1.11	1.15	(0.13)	—	(0.13)	10.05	12.74	9,060	1.62	1.58	0.45	23
I	8.99	0.15	1.11	1.26	(0.23)	—	(0.23)	10.02	14.08	11,235	0.58	0.53	1.53	23
R3	9.01	0.10	1.11	1.21	(0.18)	—	(0.18)	10.04	13.46	789	1.19	1.07	0.99	23
R4	8.97	0.12	1.11	1.23	(0.21)	—	(0.21)	9.99	13.75	249	0.89	0.77	1.26	23
R5	8.97	0.16	1.10	1.26	(0.24)	—	(0.24)	9.99	14.13	731	0.59	0.45	1.61	23
R6	8.99	0.17	1.10	1.27	(0.25)	—	(0.25)	10.01	14.21	13	0.47	0.34	1.74	23
Y	8.95	0.16	1.10	1.26	(0.24)	—	(0.24)	9.97	14.16	1,951	0.57	0.45	1.61	23
F	8.93	0.17	1.10	1.27	(0.25)	—	(0.25)	9.95	14.31	156	0.48	0.35	1.73	23
For the Year Ended October 31, 2020
A	$ 9.20	$ 0.15	$ (0.15)	$ 0.00(5)	$ (0.19)	$ —	$ (0.19)	$ 9.01	(0.05)%	$ 70,601	1.01%	0.77%	1.70%	104% (6)
C	9.21	0.09	(0.16)	(0.07)	(0.11)	—	(0.11)	9.03	(0.80)	23,512	1.75	1.51	0.99	104 (6)
I	9.20	0.19	(0.18)	0.01	(0.22)	—	(0.22)	8.99	0.09	12,661	0.69	0.46	2.07	104 (6)
R3	9.21	0.13	(0.18)	(0.05)	(0.15)	—	(0.15)	9.01	(0.54)	785	1.33	1.08	1.39	104 (6)
R4	9.16	0.15	(0.16)	(0.01)	(0.18)	—	(0.18)	8.97	(0.09)	386	1.03	0.78	1.66	104 (6)
R5	9.17	0.18	(0.17)	0.01	(0.21)	—	(0.21)	8.97	0.10	605	0.73	0.47	2.01	104 (6)
R6	9.19	0.19	(0.16)	0.03	(0.23)	—	(0.23)	8.99	0.27	11	0.61	0.37	2.10	104 (6)
Y	9.14	0.18	(0.16)	0.02	(0.21)	—	(0.21)	8.95	0.18	2,030	0.71	0.47	2.04	104 (6)
F	9.13	0.20	(0.17)	0.03	(0.23)	—	(0.23)	8.93	0.30	206	0.61	0.37	2.23	104 (6)
The accompanying notes are an integral part of these financial statements.
114

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford AARP Balanced Retirement Fund – (continued)
For the Year Ended October 31, 2019
A	$ 9.08	$ 0.27	$ 0.40	$ 0.67	$ (0.55)	$ —	$ (0.55)	$ 9.20	7.95%	$ 83,998	1.06%	0.71%	3.00%	207%
C	9.08	0.23	0.38	0.61	(0.48)	—	(0.48)	9.21	7.14	39,757	1.85	1.45	2.57	207
I	9.07	0.36	0.34	0.70	(0.57)	—	(0.57)	9.20	8.16	26,433	0.86	0.61	3.99	207
R3	9.08	0.36	0.35	0.71	(0.58)	—	(0.58)	9.21	8.24	1,279	1.31	0.55	4.02	207
R4	9.08	0.38	0.33	0.71	(0.63)	—	(0.63)	9.16	8.35	349	1.05	0.54	4.16	207
R5	9.07	0.36	0.34	0.70	(0.60)	—	(0.60)	9.17	8.28	806	0.79	0.54	3.93	207
R6 (7)	8.93	0.21	0.27	0.48	(0.22)	—	(0.22)	9.19	5.42	11	0.75	0.48	3.43	207
Y	9.07	0.38	0.31	0.69	(0.62)	—	(0.62)	9.14	8.21	3,746	0.79	0.53	4.17	207
F	9.07	0.26	0.44	0.70	(0.64)	—	(0.64)	9.13	8.27	1,889	0.73	0.44	3.02	207
For the Year Ended October 31, 2018
A	$ 9.46	$ 0.41	$ (0.28)	$ 0.13	$ (0.51)	$ —	$ (0.51)	$ 9.08	1.26%	$ 13,324	1.20%	0.78%	4.35%	61%
C	9.47	0.35	(0.29)	0.06	(0.45)	—	(0.45)	9.08	0.55	11,686	1.98	1.47	3.71	61
I	9.46	0.42	(0.28)	0.14	(0.53)	—	(0.53)	9.07	1.40	20,780	0.98	0.68	4.51	61
R3	9.47	0.40	(0.28)	0.12	(0.51)	—	(0.51)	9.08	1.21	2,225	1.61	0.84	4.28	61
R4	9.46	0.41	(0.28)	0.13	(0.51)	—	(0.51)	9.08	1.27	2,241	1.31	0.78	4.34	61
R5	9.46	0.41	(0.28)	0.13	(0.52)	—	(0.52)	9.07	1.27	2,256	1.01	0.72	4.40	61
Y	9.46	0.42	(0.28)	0.14	(0.53)	—	(0.53)	9.07	1.37	26,398	0.89	0.61	4.51	61
F	9.46	0.42	(0.27)	0.15	(0.54)	—	(0.54)	9.07	1.39	391	0.89	0.61	4.50	61
The Hartford Checks and Balances Fund
For the Year Ended October 31, 2022
A	$ 11.34	$ 0.13	$ (1.60)	$ (1.47)	$ (0.28)	$ (0.42)	$ (0.70)	$ 9.17	(13.73)%	$ 1,204,237	0.38%	0.37%	1.25%	15%
C	11.26	0.05	(1.58)	(1.53)	(0.20)	(0.42)	(0.62)	9.11	(14.35)	73,444	1.15	1.15	0.46	15
I	11.36	0.15	(1.59)	(1.44)	(0.31)	(0.42)	(0.73)	9.19	(13.50)	75,930	0.14	0.14	1.48	15
R3	11.28	0.09	(1.57)	(1.48)	(0.25)	(0.42)	(0.67)	9.13	(13.94)	9,384	0.75	0.74	0.89	15
R4	11.29	0.12	(1.57)	(1.45)	(0.28)	(0.42)	(0.70)	9.14	(13.67)	3,055	0.44	0.44	1.18	15
R5	11.15	0.14	(1.55)	(1.41)	(0.31)	(0.42)	(0.73)	9.01	(13.49)	577	0.16	0.16	1.47	15
F	11.35	0.16	(1.59)	(1.43)	(0.32)	(0.42)	(0.74)	9.18	(13.42)	1,926	0.04	0.04	1.58	15
For the Year Ended October 31, 2021
A	$ 9.42	$ 0.11	$ 2.25	$ 2.36	$ (0.18)	$ (0.26)	$ (0.44)	$ 11.34	25.55%	$ 1,495,256	0.37%	0.37%	1.05%	8%
C	9.36	0.03	2.23	2.26	(0.10)	(0.26)	(0.36)	11.26	24.52	109,278	1.15	1.15	0.30	8
I	9.44	0.14	2.25	2.39	(0.21)	(0.26)	(0.47)	11.36	25.80	101,121	0.13	0.13	1.29	8
R3	9.38	0.07	2.23	2.30	(0.14)	(0.26)	(0.40)	11.28	24.94	11,046	0.75	0.75	0.68	8
R4	9.39	0.10	2.23	2.33	(0.17)	(0.26)	(0.43)	11.29	25.32	3,504	0.45	0.45	0.97	8
R5	9.28	0.13	2.21	2.34	(0.21)	(0.26)	(0.47)	11.15	25.69	669	0.15	0.15	1.25	8
F	9.43	0.15	2.25	2.40	(0.22)	(0.26)	(0.48)	11.35	25.93	2,533	0.04	0.04	1.39	8
For the Year Ended October 31, 2020
A	$ 9.64	$ 0.14	$ 0.32	$ 0.46	$ (0.22)	$ (0.46)	$ (0.68)	$ 9.42	4.98%	$ 1,258,232	0.39%	0.39%	1.53%	14%
C	9.57	0.07	0.33	0.40	(0.15)	(0.46)	(0.61)	9.36	4.27	127,228	1.17	1.17	0.77	14
I	9.66	0.16	0.32	0.48	(0.24)	(0.46)	(0.70)	9.44	5.25	64,175	0.13	0.13	1.76	14
R3	9.60	0.11	0.32	0.43	(0.19)	(0.46)	(0.65)	9.38	4.62	12,010	0.75	0.75	1.22	14
R4	9.61	0.15	0.31	0.46	(0.22)	(0.46)	(0.68)	9.39	4.94	3,093	0.43	0.43	1.65	14
R5	9.50	0.16	0.32	0.48	(0.24)	(0.46)	(0.70)	9.28	5.31	369	0.16	0.16	1.71	14
F	9.66	0.16	0.32	0.48	(0.25)	(0.46)	(0.71)	9.43	5.23	2,083	0.05	0.05	1.77	14
The accompanying notes are an integral part of these financial statements.
115

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Checks and Balances Fund – (continued)
For the Year Ended October 31, 2019
A	$ 9.36	$ 0.15	$ 1.01	$ 1.16	$ (0.32)	$ (0.56)	$ (0.88)	$ 9.64	13.95%	$ 1,311,955	0.39%	0.39%	1.63%	28%
C	9.29	0.08	1.00	1.08	(0.24)	(0.56)	(0.80)	9.57	13.06	166,663	1.16	1.16	0.85	28
I	9.37	0.17	1.03	1.20	(0.35)	(0.56)	(0.91)	9.66	14.36	66,574	0.13	0.13	1.89	28
R3	9.32	0.12	1.01	1.13	(0.29)	(0.56)	(0.85)	9.60	13.57	15,733	0.75	0.74	1.27	28
R4	9.33	0.15	1.01	1.16	(0.32)	(0.56)	(0.88)	9.61	13.92	5,847	0.43	0.43	1.58	28
R5	9.37	0.12	1.04	1.16	(0.47)	(0.56)	(1.03)	9.50	13.91	336	0.16	0.16	1.29	28
F	9.37	0.20	1.01	1.21	(0.36)	(0.56)	(0.92)	9.66	14.47	6,470	0.04	0.04	2.07	28
For the Year Ended October 31, 2018
A	$ 10.45	$ 0.18	$ 0.05	$ 0.23	$ (0.37)	$ (0.95)	$ (1.32)	$ 9.36	2.17%	$ 1,246,869	0.38%	0.38%	1.87%	28%
C	10.38	0.11	0.05	0.16	(0.30)	(0.95)	(1.25)	9.29	1.39	195,591	1.15	1.15	1.12	28
I	10.47	0.20	0.05	0.25	(0.40)	(0.95)	(1.35)	9.37	2.33	62,762	0.13	0.13	2.10	28
R3	10.41	0.15	0.05	0.20	(0.34)	(0.95)	(1.29)	9.32	1.80	16,209	0.76	0.75	1.51	28
R4	10.42	0.17	0.06	0.23	(0.37)	(0.95)	(1.32)	9.33	2.10	5,162	0.47	0.47	1.77	28
R5	10.47	0.21	0.03	0.24	(0.39)	(0.95)	(1.34)	9.37	2.29	478	0.16	0.16	2.18	28
F	10.46	0.19	0.08	0.27	(0.41)	(0.95)	(1.36)	9.37	2.51	417	0.04	0.04	1.96	28
The Hartford Conservative Allocation Fund
For the Year Ended October 31, 2022
A	$ 12.14	$ 0.22	$ (2.01)	$ (1.79)	$ (0.19)	$ (0.36)	$ (0.55)	$ 9.80	(15.43)%	$ 92,732	0.60%	0.59%	2.01%	50%
C	12.04	0.13	(2.01)	(1.88)	(0.10)	(0.36)	(0.46)	9.70	(16.20)	5,756	1.38	1.38	1.21	50
I	12.17	0.24	(2.01)	(1.77)	(0.22)	(0.36)	(0.58)	9.82	(15.26)	1,726	0.34	0.34	2.27	50
R3	12.15	0.18	(2.02)	(1.84)	(0.16)	(0.36)	(0.52)	9.79	(15.80)	1,554	0.96	0.96	1.68	50
R4	12.15	0.21	(2.01)	(1.80)	(0.20)	(0.36)	(0.56)	9.79	(15.55)	532	0.66	0.66	1.92	50
R5	12.19	0.24	(2.01)	(1.77)	(0.23)	(0.36)	(0.59)	9.83	(15.24)	1,187	0.36	0.36	2.25	50
F	12.18	0.26	(2.02)	(1.76)	(0.23)	(0.36)	(0.59)	9.83	(15.17)	142	0.24	0.24	2.37	50
For the Year Ended October 31, 2021
A	$ 10.99	$ 0.11	$ 1.21	$ 1.32	$ (0.17)	$ —	$ (0.17)	$ 12.14	12.13%	$ 123,369	0.58%	0.58%	0.89%	14%
C	10.90	0.02	1.21	1.23	(0.09)	—	(0.09)	12.04	11.29	8,208	1.37	1.37	0.14	14
I	11.01	0.14	1.22	1.36	(0.20)	—	(0.20)	12.17	12.48	2,188	0.32	0.32	1.14	14
R3	11.00	0.06	1.23	1.29	(0.14)	—	(0.14)	12.15	11.84	2,344	0.95	0.95	0.50	14
R4	11.00	0.10	1.23	1.33	(0.18)	—	(0.18)	12.15	12.17	684	0.64	0.64	0.87	14
R5	11.04	0.13	1.24	1.37	(0.22)	—	(0.22)	12.19	12.47	1,452	0.35	0.35	1.13	14
F	11.03	0.16	1.21	1.37	(0.22)	—	(0.22)	12.18	12.48	169	0.23	0.23	1.31	14
For the Year Ended October 31, 2020
A	$ 10.83	$ 0.17	$ 0.26	$ 0.43	$ (0.27)	$ —	$ (0.27)	$ 10.99	4.04%	$ 110,425	0.59%	0.59%	1.55%	45%
C	10.71	0.09	0.26	0.35	(0.16)	—	(0.16)	10.90	3.25	11,131	1.38	1.38	0.83	45
I	10.85	0.18	0.28	0.46	(0.30)	—	(0.30)	11.01	4.28	1,862	0.36	0.36	1.66	45
R3	10.83	0.13	0.26	0.39	(0.22)	—	(0.22)	11.00	3.61	2,742	0.95	0.94	1.25	45
R4	10.84	0.19	0.23	0.42	(0.26)	—	(0.26)	11.00	3.95	1,108	0.65	0.64	1.75	45
R5	10.88	0.21	0.25	0.46	(0.30)	—	(0.30)	11.04	4.27	1,477	0.35	0.34	1.91	45
F	10.86	0.20	0.28	0.48	(0.31)	—	(0.31)	11.03	4.47	12	0.23	0.23	1.89	45
The accompanying notes are an integral part of these financial statements.
116

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Conservative Allocation Fund – (continued)
For the Year Ended October 31, 2019
A	$ 10.23	$ 0.31	$ 0.60	$ 0.91	$ (0.31)	$ —	$ (0.31)	$ 10.83	9.28%	$ 105,569	0.60%	0.59%	3.02%	38%
C	10.05	0.22	0.62	0.84	(0.18)	—	(0.18)	10.71	8.41	14,947	1.36	1.36	2.15	38
I	10.25	0.38	0.55	0.93	(0.33)	—	(0.33)	10.85	9.49	1,253	0.34	0.34	3.63	38
R3	10.21	0.29	0.59	0.88	(0.26)	—	(0.26)	10.83	8.89	3,481	0.95	0.93	2.81	38
R4	10.24	0.32	0.59	0.91	(0.31)	—	(0.31)	10.84	9.22	2,094	0.65	0.63	3.06	38
R5	10.28	0.34	0.60	0.94	(0.34)	—	(0.34)	10.88	9.56	2,013	0.35	0.33	3.28	38
F	10.26	0.31	0.64	0.95	(0.35)	—	(0.35)	10.86	9.62	12	0.24	0.24	2.98	38
For the Year Ended October 31, 2018
A	$ 10.60	$ 0.31	$ (0.37)	$ (0.06)	$ (0.31)	$ —	$ (0.31)	$ 10.23	(0.59)%	$ 84,379	0.61%	0.60%	2.91%	32%
C	10.41	0.21	(0.35)	(0.14)	(0.22)	—	(0.22)	10.05	(1.38)	17,552	1.37	1.36	2.04	32
I	10.63	0.35	(0.38)	(0.03)	(0.35)	—	(0.35)	10.25	(0.39)	1,217	0.38	0.36	3.38	32
R3	10.57	0.29	(0.37)	(0.08)	(0.28)	—	(0.28)	10.21	(0.80)	4,327	0.96	0.86	2.80	32
R4	10.61	0.31	(0.36)	(0.05)	(0.32)	—	(0.32)	10.24	(0.51)	2,461	0.66	0.56	3.00	32
R5	10.66	0.33	(0.36)	(0.03)	(0.35)	—	(0.35)	10.28	(0.32)	1,845	0.36	0.26	3.13	32
F	10.63	0.34	(0.36)	(0.02)	(0.35)	—	(0.35)	10.26	(0.23)	11	0.24	0.24	3.19	32
The Hartford Growth Allocation Fund
For the Year Ended October 31, 2022
A	$ 15.72	$ 0.26	$ (2.85)	$ (2.59)	$ (0.30)	$ (0.84)	$ (1.14)	$ 11.99	(17.73)%	$ 450,709	0.53%	0.53%	1.95%	45%
C	15.58	0.15	(2.84)	(2.69)	(0.15)	(0.84)	(0.99)	11.90	(18.38)	18,666	1.35	1.35	1.12	45
I	15.63	0.30	(2.83)	(2.53)	(0.33)	(0.84)	(1.17)	11.93	(17.44)	8,972	0.25	0.25	2.21	45
R3	15.31	0.21	(2.78)	(2.57)	(0.25)	(0.84)	(1.09)	11.65	(18.00)	5,693	0.87	0.87	1.61	45
R4	15.64	0.26	(2.84)	(2.58)	(0.29)	(0.84)	(1.13)	11.93	(17.72)	2,087	0.57	0.57	1.92	45
R5	15.75	0.30	(2.85)	(2.55)	(0.33)	(0.84)	(1.17)	12.03	(17.42)	3,678	0.27	0.27	2.23	45
F	15.65	0.33	(2.85)	(2.52)	(0.35)	(0.84)	(1.19)	11.94	(17.38)	521	0.16	0.16	2.42	45
For the Year Ended October 31, 2021
A	$ 12.75	$ 0.11	$ 3.42	$ 3.53	$ (0.19)	$ (0.37)	$ (0.56)	$ 15.72	28.32%	$ 591,999	0.53%	0.52%	0.76%	14%
C	12.64	(0.00) (5)	3.39	3.39	(0.08)	(0.37)	(0.45)	15.58	27.24	29,186	1.33	1.33	0.03	14
I	12.69	0.15	3.39	3.54	(0.23)	(0.37)	(0.60)	15.63	28.57	11,997	0.29	0.29	0.99	14
R3	12.44	0.06	3.33	3.39	(0.15)	(0.37)	(0.52)	15.31	27.85	6,848	0.87	0.87	0.42	14
R4	12.69	0.10	3.40	3.50	(0.18)	(0.37)	(0.55)	15.64	28.17	3,069	0.57	0.57	0.71	14
R5	12.78	0.16	3.41	3.57	(0.23)	(0.37)	(0.60)	15.75	28.58	4,796	0.26	0.26	1.05	14
F	12.70	0.15	3.41	3.56	(0.24)	(0.37)	(0.61)	15.65	28.74	828	0.15	0.15	1.02	14
For the Year Ended October 31, 2020
A	$ 12.81	$ 0.15	$ 0.35	$ 0.50	$ (0.19)	$ (0.37)	$ (0.56)	$ 12.75	3.90%	$ 491,747	0.56%	0.56%	1.21%	19%
C	12.69	0.06	0.34	0.40	(0.08)	(0.37)	(0.45)	12.64	3.10	37,446	1.35	1.35	0.47	19
I	12.75	0.19	0.35	0.54	(0.23)	(0.37)	(0.60)	12.69	4.23	9,024	0.25	0.25	1.56	19
R3	12.48	0.12	0.34	0.46	(0.13)	(0.37)	(0.50)	12.44	3.64	5,649	0.87	0.87	0.96	19
R4	12.74	0.20	0.30	0.50	(0.18)	(0.37)	(0.55)	12.69	3.92	2,563	0.55	0.55	1.62	19
R5	12.83	0.19	0.36	0.55	(0.23)	(0.37)	(0.60)	12.78	4.26	5,067	0.27	0.27	1.51	19
F	12.76	0.19	0.36	0.55	(0.24)	(0.37)	(0.61)	12.70	4.31	334	0.16	0.16	1.53	19
The accompanying notes are an integral part of these financial statements.
117

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Growth Allocation Fund – (continued)
For the Year Ended October 31, 2019
A	$ 12.07	$ 0.23	$ 0.94	$ 1.17	$ (0.29)	$ (0.14)	$ (0.43)	$ 12.81	10.25%	$ 522,271	0.55%	0.54%	1.90%	25%
C	11.83	0.15	0.92	1.07	(0.07)	(0.14)	(0.21)	12.69	9.33	50,463	1.33	1.32	1.22	25
I	12.02	0.26	0.93	1.19	(0.32)	(0.14)	(0.46)	12.75	10.54	11,245	0.24	0.24	2.16	25
R3	11.77	0.21	0.88	1.09	(0.24)	(0.14)	(0.38)	12.48	9.81	6,921	0.86	0.86	1.74	25
R4	12.00	0.24	0.91	1.15	(0.27)	(0.14)	(0.41)	12.74	10.15	5,657	0.57	0.57	2.01	25
R5	12.10	0.27	0.92	1.19	(0.32)	(0.14)	(0.46)	12.83	10.44	5,692	0.25	0.25	2.22	25
F	12.03	0.22	0.98	1.20	(0.33)	(0.14)	(0.47)	12.76	10.65	252	0.15	0.15	1.77	25
For the Year Ended October 31, 2018
A	$ 12.32	$ 0.22	$ (0.18)	$ 0.04	$ (0.29)	$ —	$ (0.29)	$ 12.07	0.28%	$ 504,720	0.54%	0.54%	1.78%	32%
C	12.07	0.13	(0.17)	(0.04)	(0.20)	—	(0.20)	11.83	(0.41)	64,208	1.30	1.29	1.09	32
I	12.27	0.26	(0.18)	0.08	(0.33)	—	(0.33)	12.02	0.60	11,033	0.24	0.24	2.05	32
R3	12.02	0.18	(0.18)	—	(0.25)	—	(0.25)	11.77	(0.06)	10,776	0.86	0.86	1.43	32
R4	12.25	0.23	(0.19)	0.04	(0.29)	—	(0.29)	12.00	0.24	8,129	0.56	0.56	1.86	32
R5	12.35	0.24	(0.16)	0.08	(0.33)	—	(0.33)	12.10	0.55	5,706	0.26	0.26	1.93	32
F	12.28	0.27	(0.18)	0.09	(0.34)	—	(0.34)	12.03	0.66	11	0.15	0.15	2.12	32
Hartford Moderate Allocation Fund
For the Year Ended October 31, 2022
A	$ 13.86	$ 0.24	$ (2.43)	$ (2.19)	$ (0.24)	$ (0.62)	$ (0.86)	$ 10.81	(16.82)%	$ 275,568	0.53%	0.53%	1.97%	50%
C	13.69	0.14	(2.41)	(2.27)	(0.09)	(0.62)	(0.71)	10.71	(17.50)	9,847	1.34	1.34	1.13	50
I	13.93	0.28	(2.44)	(2.16)	(0.28)	(0.62)	(0.90)	10.87	(16.59)	8,541	0.26	0.26	2.28	50
R3	13.63	0.19	(2.39)	(2.20)	(0.20)	(0.62)	(0.82)	10.61	(17.15)	12,335	0.88	0.88	1.61	50
R4	13.89	0.23	(2.43)	(2.20)	(0.24)	(0.62)	(0.86)	10.83	(16.90)	2,582	0.59	0.59	1.89	50
R5	13.94	0.26	(2.43)	(2.17)	(0.28)	(0.62)	(0.90)	10.87	(16.65)	6,667	0.28	0.28	2.17	50
F	13.94	0.28	(2.44)	(2.16)	(0.29)	(0.62)	(0.91)	10.87	(16.58)	486	0.17	0.17	2.35	50
For the Year Ended October 31, 2021
A	$ 11.91	$ 0.11	$ 2.32	$ 2.43	$ (0.19)	$ (0.29)	$ (0.48)	$ 13.86	20.72%	$ 365,226	0.52%	0.52%	0.85%	14%
C	11.77	0.02	2.27	2.29	(0.08)	(0.29)	(0.37)	13.69	19.70	16,605	1.31	1.31	0.14	14
I	11.97	0.15	2.32	2.47	(0.22)	(0.29)	(0.51)	13.93	21.01	11,018	0.26	0.26	1.12	14
R3	11.72	0.06	2.28	2.34	(0.14)	(0.29)	(0.43)	13.63	20.27	15,765	0.87	0.87	0.48	14
R4	11.94	0.11	2.31	2.42	(0.18)	(0.29)	(0.47)	13.89	20.63	3,307	0.58	0.58	0.80	14
R5	11.98	0.14	2.33	2.47	(0.22)	(0.29)	(0.51)	13.94	20.97	7,685	0.27	0.27	1.07	14
F	11.98	0.16	2.32	2.48	(0.23)	(0.29)	(0.52)	13.94	21.09	555	0.17	0.17	1.20	14
For the Year Ended October 31, 2020
A	$ 11.87	$ 0.16	$ 0.30	$ 0.46	$ (0.24)	$ (0.18)	$ (0.42)	$ 11.91	3.87%	$ 314,358	0.54%	0.54%	1.41%	27%
C	11.72	0.08	0.28	0.36	(0.13)	(0.18)	(0.31)	11.77	3.08	26,485	1.33	1.33	0.69	27
I	11.93	0.20	0.29	0.49	(0.27)	(0.18)	(0.45)	11.97	4.15	9,115	0.25	0.25	1.70	27
R3	11.67	0.12	0.30	0.42	(0.19)	(0.18)	(0.37)	11.72	3.58	13,491	0.87	0.87	1.08	27
R4	11.86	0.16	0.30	0.46	(0.20)	(0.18)	(0.38)	11.94	3.90	3,503	0.53	0.53	1.38	27
R5	11.94	0.20	0.29	0.49	(0.27)	(0.18)	(0.45)	11.98	4.14	5,520	0.28	0.28	1.74	27
F	11.93	0.20	0.31	0.51	(0.28)	(0.18)	(0.46)	11.98	4.32	347	0.17	0.17	1.75	27
The accompanying notes are an integral part of these financial statements.
118

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Moderate Allocation Fund – (continued)
For the Year Ended October 31, 2019
A	$ 11.80	$ 0.28	$ 0.74	$ 1.02	$ (0.31)	$ (0.64)	$ (0.95)	$ 11.87	9.72%	$ 328,639	0.54%	0.53%	2.46%	25%
C	11.54	0.20	0.74	0.94	(0.12)	(0.64)	(0.76)	11.72	8.96	35,454	1.31	1.30	1.79	25
I	11.85	0.33	0.73	1.06	(0.34)	(0.64)	(0.98)	11.93	10.08	9,817	0.25	0.25	2.85	25
R3	11.60	0.25	0.72	0.97	(0.26)	(0.64)	(0.90)	11.67	9.38	14,880	0.87	0.87	2.19	25
R4	11.79	0.31	0.70	1.01	(0.30)	(0.64)	(0.94)	11.86	9.65	3,325	0.58	0.58	2.73	25
R5	11.85	0.30	0.76	1.06	(0.33)	(0.64)	(0.97)	11.94	10.11	5,788	0.26	0.26	2.63	25
F	11.86	0.21	0.85	1.06	(0.35)	(0.64)	(0.99)	11.93	10.08	252	0.17	0.17	1.81	25
For the Year Ended October 31, 2018
A	$ 12.42	$ 0.30	$ (0.32)	$ (0.02)	$ (0.33)	$ (0.27)	$ (0.60)	$ 11.80	(0.29)%	$ 329,641	0.53%	0.52%	2.44%	32%
C	12.16	0.21	(0.33)	(0.12)	(0.23)	(0.27)	(0.50)	11.54	(1.08)	46,067	1.28	1.28	1.74	32
I	12.48	0.31	(0.31)	—	(0.36)	(0.27)	(0.63)	11.85	(0.08)	11,014	0.25	0.25	2.51	32
R3	12.23	0.26	(0.33)	(0.07)	(0.29)	(0.27)	(0.56)	11.60	(0.72)	17,865	0.87	0.87	2.15	32
R4	12.41	0.30	(0.33)	(0.03)	(0.32)	(0.27)	(0.59)	11.79	(0.33)	7,104	0.58	0.58	2.41	32
R5	12.48	0.33	(0.33)	—	(0.36)	(0.27)	(0.63)	11.85	(0.12)	6,283	0.27	0.27	2.65	32
F	12.48	0.34	(0.32)	0.02	(0.37)	(0.27)	(0.64)	11.86	0.07	11	0.16	0.16	2.74	32
Hartford Multi-Asset Income Fund
For the Year Ended October 31, 2022
A	$ 21.77	$ 0.55	$ (3.44)	$ (2.89)	$ (0.60)	$ (0.90)	$ (1.50)	$ 17.38	(14.00)%	$ 477,899	1.02%	1.02%	2.87%	59% (8)
C	21.85	0.41	(3.46)	(3.05)	(0.44)	(0.90)	(1.34)	17.46	(14.67)	35,188	1.75	1.75	2.10	59 (8)
I	21.74	0.61	(3.45)	(2.84)	(0.66)	(0.90)	(1.56)	17.34	(13.79)	63,158	0.72	0.72	3.13	59 (8)
R3	22.11	0.50	(3.50)	(3.00)	(0.53)	(0.90)	(1.43)	17.68	(14.27)	571	1.35	1.33	2.53	59 (8)
R4	22.16	0.55	(3.51)	(2.96)	(0.59)	(0.90)	(1.49)	17.71	(14.08)	702	1.05	1.05	2.82	59 (8)
R5	22.15	0.62	(3.51)	(2.89)	(0.66)	(0.90)	(1.56)	17.70	(13.79)	83	0.75	0.75	3.13	59 (8)
R6	22.15	0.64	(3.51)	(2.87)	(0.68)	(0.90)	(1.58)	17.70	(13.68)	310	0.64	0.64	3.27	59 (8)
Y	22.17	0.60	(3.49)	(2.89)	(0.66)	(0.90)	(1.56)	17.72	(13.78)	4,179	0.74	0.74	3.05	59 (8)
F	21.72	0.63	(3.44)	(2.81)	(0.68)	(0.90)	(1.58)	17.33	(13.67)	64,831	0.64	0.64	3.25	59 (8)
For the Year Ended October 31, 2021
A	$ 19.61	$ 0.58	$ 2.15	$ 2.73	$ (0.57)	$ —	$ (0.57)	$ 21.77	14.01%	$ 622,085	1.01%	1.00%	2.69%	63% (8)
C	19.65	0.41	2.18	2.59	(0.39)	—	(0.39)	21.85	13.23	59,640	1.73	1.73	1.93	63 (8)
I	19.58	0.64	2.16	2.80	(0.64)	—	(0.64)	21.74	14.41	99,967	0.70	0.70	2.99	63 (8)
R3	19.89	0.52	2.20	2.72	(0.50)	—	(0.50)	22.11	13.75	1,044	1.34	1.26	2.39	63 (8)
R4	19.95	0.59	2.19	2.78	(0.57)	—	(0.57)	22.16	13.99	971	1.04	1.04	2.69	63 (8)
R5	19.94	0.64	2.20	2.84	(0.63)	—	(0.63)	22.15	14.35	154	0.74	0.74	2.95	63 (8)
R6	19.95	0.67	2.19	2.86	(0.66)	—	(0.66)	22.15	14.44	342	0.63	0.63	3.07	63 (8)
Y	19.96	0.64	2.21	2.85	(0.64)	—	(0.64)	22.17	14.35	7,238	0.73	0.73	2.95	63 (8)
F	19.57	0.65	2.16	2.81	(0.66)	—	(0.66)	21.72	14.47	84,040	0.63	0.63	3.06	63 (8)
For the Year Ended October 31, 2020
A	$ 23.33	$ 0.67	$ (0.66)	$ 0.01	$ (0.74)	$ (2.99)	$ (3.73)	$ 19.61	(0.04)%	$ 589,745	1.03%	1.03%	3.35%	86% (8)
C	23.36	0.53	(0.67)	(0.14)	(0.58)	(2.99)	(3.57)	19.65	(0.83)	77,719	1.75	1.75	2.63	86 (8)
I	23.32	0.74	(0.67)	0.07	(0.82)	(2.99)	(3.81)	19.58	0.19	98,762	0.70	0.70	3.67	86 (8)
R3	23.61	4.32	(4.37)	(0.05)	(0.68)	(2.99)	(3.67)	19.89	(0.36)	1,203	1.35	1.27	3.13	86 (8)
R4	23.67	0.38	(0.38)	0.00 (5)	(0.73)	(2.99)	(3.72)	19.95	(0.13)	527	1.05	1.05	3.37	86 (8)
R5	23.67	0.26	(0.20)	0.06	(0.80)	(2.99)	(3.79)	19.94	0.18	141	0.75	0.75	3.66	86 (8)
R6	23.68	0.59	(0.50)	0.09	(0.83)	(2.99)	(3.82)	19.95	0.33	306	0.64	0.64	3.70	86 (8)
Y	23.69	0.75	(0.67)	0.08	(0.82)	(2.99)	(3.81)	19.96	0.23	10,812	0.74	0.70	3.66	86 (8)
F	23.31	0.75	(0.67)	0.08	(0.83)	(2.99)	(3.82)	19.57	0.26	83,111	0.64	0.64	3.74	86 (8)
The accompanying notes are an integral part of these financial statements.
119

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Multi-Asset Income Fund – (continued)
For the Year Ended October 31, 2019
A	$ 23.62	$ 0.65	$ 1.23	$ 1.88	$ (0.77)	$ (1.40)	$ (2.17)	$ 23.33	8.81%	$ 666,684	1.02%	1.01%	2.85%	83%
C	23.61	0.48	1.24	1.72	(0.57)	(1.40)	(1.97)	23.36	8.08	106,874	1.73	1.73	2.11	83
I	23.61	0.75	1.21	1.96	(0.85)	(1.40)	(2.25)	23.32	9.21	104,284	0.69	0.69	3.27	83
R3	23.86	0.59	1.25	1.84	(0.69)	(1.40)	(2.09)	23.61	8.56	1,843	1.35	1.29	2.56	83
R4	23.91	0.59	1.32	1.91	(0.75)	(1.40)	(2.15)	23.67	8.84	1,301	1.04	1.04	2.55	83
R5	23.94	0.80	1.17	1.97	(0.84)	(1.40)	(2.24)	23.67	9.13	349	0.74	0.74	3.42	83
R6	23.95	0.70	1.30	2.00	(0.87)	(1.40)	(2.27)	23.68	9.24	131	0.63	0.63	3.02	83
Y	23.95	0.74	1.25	1.99	(0.85)	(1.40)	(2.25)	23.69	9.21	13,185	0.70	0.68	3.19	83
F	23.61	0.74	1.22	1.96	(0.86)	(1.40)	(2.26)	23.31	9.29	97,529	0.62	0.62	3.23	83
For the Year Ended October 31, 2018
A	$ 23.53	$ 0.36	$ 0.05	$ 0.41	$ (0.32)	$ —	$ (0.32)	$ 23.62	1.76%	$ 650,813	1.05%	1.04%	1.48%	65%
C	23.53	0.19	0.04	0.23	(0.15)	—	(0.15)	23.61	0.99	109,060	1.77	1.76	0.77	65
I	23.53	0.43	0.05	0.48	(0.40)	—	(0.40)	23.61	2.05	56,280	0.73	0.73	1.79	65
R3	23.77	0.29	0.05	0.34	(0.25)	—	(0.25)	23.86	1.45	1,794	1.38	1.33	1.19	65
R4	23.82	0.36	0.05	0.41	(0.32)	—	(0.32)	23.91	1.73	2,669	1.07	1.06	1.44	65
R5	23.85	0.43	0.05	0.48	(0.39)	—	(0.39)	23.94	2.03	134	0.78	0.76	1.75	65
R6 (9)	24.62	0.27	(0.62) (10)	(0.35)	(0.32)	—	(0.32)	23.95	(1.40) (11)	1,586	0.63 (12)	0.63 (12)	1.65 (12)	65
Y	23.86	0.45	0.05	0.50	(0.41)	—	(0.41)	23.95	2.10	15,367	0.70	0.70	1.82	65
F	23.52	0.45	0.06	0.51	(0.42)	—	(0.42)	23.61	2.12	97,776	0.65	0.65	1.87	65
Hartford Real Asset Fund (Consolidated)
For the Year Ended October 31, 2022
A	$ 10.41	$ 0.29	$ (0.64)	$ (0.35)	$ (1.26)	$ (0.42)	$ (1.68)	$ 8.38	(4.05)%	$ 30,352	1.48%	1.25%	3.21%	206%
C	10.20	0.22	(0.64)	(0.42)	(1.18)	(0.42)	(1.60)	8.18	(4.84)	2,180	2.27	2.00	2.61	206
I	10.42	0.32	(0.66)	(0.34)	(1.28)	(0.42)	(1.70)	8.38	(3.89)	50,840	1.19	1.00	3.57	206
R3	10.47	0.26	(0.65)	(0.39)	(1.23)	(0.42)	(1.65)	8.43	(4.40)	109	1.81	1.50	2.81	206
R4	10.46	0.30	(0.66)	(0.36)	(1.26)	(0.42)	(1.68)	8.42	(4.08)	21	1.51	1.20	3.34	206
R5	10.35	0.30	(0.63)	(0.33)	(1.29)	(0.42)	(1.71)	8.31	(3.86)	270	1.21	0.95	3.36	206
R6 (13)	9.11	0.23	(0.97) (10)	(0.74)	—	—	—	8.37	(8.13) (11)	9	1.08 (12)	0.90 (12)	3.97 (12)	206
Y	10.41	0.32	(0.65)	(0.33)	(1.29)	(0.42)	(1.71)	8.37	(3.79)	46,879	1.20	0.90	3.55	206
F	10.42	0.33	(0.66)	(0.33)	(1.29)	(0.42)	(1.71)	8.38	(3.78)	21,693	1.09	0.90	3.74	206
For the Year Ended October 31, 2021
A	$ 7.76	$ 0.20	$ 2.69	$ 2.89	$ (0.24)	$ —	$ (0.24)	$ 10.41	37.82%	$ 18,783	1.54%	1.25%	2.11%	202% (14)
C	7.60	0.09	2.68	2.77	(0.17)	—	(0.17)	10.20	36.89	659	2.36	2.00	1.01	202 (14)
I	7.76	0.22	2.70	2.92	(0.26)	—	(0.26)	10.42	38.30	17,266	1.20	0.99	2.31	202 (14)
R3	7.80	0.17	2.71	2.88	(0.21)	—	(0.21)	10.47	37.54	120	1.83	1.50	1.83	202 (14)
R4	7.79	0.19	2.72	2.91	(0.24)	—	(0.24)	10.46	38.00	13	1.53	1.20	2.03	202 (14)
R5	7.71	0.23	2.67	2.90	(0.26)	—	(0.26)	10.35	38.36	310	1.23	0.95	2.41	202 (14)
Y	7.76	0.23	2.69	2.92	(0.27)	—	(0.27)	10.41	38.31	60,539	1.20	0.90	2.45	202 (14)
F	7.76	0.20	2.73	2.93	(0.27)	—	(0.27)	10.42	38.45	2,226	1.11	0.90	2.20	202 (14)
For the Year Ended October 31, 2020
A	$ 8.84	$ 0.13	$ (0.97)	$ (0.84)	$ (0.24)	$ —	$ (0.24)	$ 7.76	(9.85)%	$ 11,732	1.54%	1.25%	1.58%	316% (14)
C	8.64	0.07	(0.95)	(0.88)	(0.16)	—	(0.16)	7.60	(10.44)	1,732	2.32	2.00	0.84	316 (14)
I	8.83	0.16	(0.96)	(0.80)	(0.27)	—	(0.27)	7.76	(9.50)	13,318	1.15	0.98	1.92	316 (14)
R3	8.88	0.11	(0.97)	(0.86)	(0.22)	—	(0.22)	7.80	(10.03)	82	1.79	1.50	1.31	316 (14)
R4	8.86	0.14	(0.98)	(0.84)	(0.23)	—	(0.23)	7.79	(9.82)	22	1.48	1.20	1.70	316 (14)
R5	8.78	0.14	(0.95)	(0.81)	(0.26)	—	(0.26)	7.71	(9.59)	115	1.19	0.95	1.85	316 (14)
Y	8.84	0.16	(0.96)	(0.80)	(0.28)	—	(0.28)	7.76	(9.48)	46,915	1.14	0.90	1.95	316 (14)
F	8.83	0.16	(0.95)	(0.79)	(0.28)	—	(0.28)	7.76	(9.43)	72,321	1.07	0.90	1.99	316 (14)
The accompanying notes are an integral part of these financial statements.
120

Hartford Multi-Strategy Funds
Financial Highlights – (continued)

	— Selected Per-Share Data(1) —								— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
Hartford Real Asset Fund (Consolidated) – (continued)
For the Year Ended October 31, 2019
A	$ 9.00	$ 0.20	$ (0.19)	$ 0.01	$ (0.17)	$ —	$ (0.17)	$ 8.84	0.27%	$ 14,360	1.51%	1.25%	2.32%	201%
C	8.78	0.13	(0.18)	(0.05)	(0.09)	—	(0.09)	8.64	(0.49)	3,038	2.29	2.00	1.53	201
I	9.00	0.23	(0.20)	0.03	(0.20)	—	(0.20)	8.83	0.47	38,226	1.16	0.99	2.63	201
R3	9.04	0.18	(0.19)	(0.01)	(0.15)	—	(0.15)	8.88	0.02	70	1.80	1.50	2.01	201
R4	9.02	0.20	(0.19)	0.01	(0.17)	—	(0.17)	8.86	0.27	59	1.49	1.20	2.29	201
R5	9.01	0.23	(0.20)	0.03	(0.26)	—	(0.26)	8.78	0.54	39	1.19	0.95	2.59	201
Y	9.00	0.24	(0.19)	0.05	(0.21)	—	(0.21)	8.84	0.67	96,453	1.14	0.90	2.68	201
F	9.00	0.24	(0.20)	0.04	(0.21)	—	(0.21)	8.83	0.55	110,993	1.08	0.90	2.67	201
For the Year Ended October 31, 2018
A	$ 9.38	$ 0.14	$ (0.22)	$ (0.08)	$ (0.30)	$ —	$ (0.30)	$ 9.00	(0.97)%	$ 17,794	1.55%	1.25%	1.48%	111%
C	9.15	0.07	(0.23)	(0.16)	(0.21)	—	(0.21)	8.78	(1.71)	4,622	2.31	2.00	0.73	111
I	9.38	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.00	(0.68)	35,607	1.17	0.95	1.77	111
R3	9.40	0.12	(0.23)	(0.11)	(0.25)	—	(0.25)	9.04	(1.26)	103	1.83	1.50	1.23	111
R4	9.39	0.15	(0.21)	(0.06)	(0.31)	—	(0.31)	9.02	(0.82)	207	1.53	1.20	1.59	111
R5	9.39	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.01	(0.68)	10	1.22	0.95	1.82	111
Y	9.39	0.17	(0.22)	(0.05)	(0.34)	—	(0.34)	9.00	(0.67)	128,897	1.16	0.90	1.83	111
F	9.38	0.17	(0.22)	(0.05)	(0.33)	—	(0.33)	9.00	(0.64)	111,062	1.11	0.90	1.82	111

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Per share amount is less than $0.005.
(6)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 204%.
(7)	Commenced operations on February 28, 2019.
(8)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 62%, 63% and 91% for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, respectively.
(9)	Commenced operations on February 28, 2018.
(10)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(11)	Not annualized.
(12)	Annualized.
(13)	Commenced operations on February 28, 2022.
(14)	Portfolio turnover excludes TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 202% and 319% for the fiscal years ended October 31, 2021 and October 31, 2020, respectively.
The accompanying notes are an integral part of these financial statements.
121

Hartford Multi-Strategy Funds
 Notes to Financial Statements
 October 31, 2022

1.	Organization:
The Hartford Mutual Funds, Inc. (the "Company") is an open-end registered management investment company comprised of thirty-seven series, as of October 31, 2022. Financial statements for the series of the Company listed below (each a "Fund" and collectively, the "Funds") are included in this report.

The Hartford Mutual Funds, Inc.:
The Hartford Balanced Income Fund (the "Balanced Income Fund")
Hartford AARP Balanced Retirement Fund (the "Balanced Retirement Fund")
The Hartford Checks and Balances Fund (the "Checks and Balances Fund")
The Hartford Conservative Allocation Fund (the "Conservative Allocation Fund")
The Hartford Growth Allocation Fund (the "Growth Allocation Fund")
Hartford Moderate Allocation Fund (the "Moderate Allocation Fund")
Hartford Multi-Asset Income Fund (the "Multi-Asset Income Fund")
Hartford Real Asset Fund (the "Real Asset Fund") (formerly, The Hartford Global Real Asset Fund)
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, "Financial Services – Investment Companies".
Each Fund has registered for sale Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class F shares. Each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, has registered for sale Class R6 and Class Y shares. Class A shares of each Fund, except Balanced Retirement Fund, are sold with a front-end sales charge of up to 5.50%. Balanced Retirement Fund's Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares of each Fund are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class C shares automatically convert to Class A shares of the same Fund after eight years provided that the Fund or the financial intermediary has records verifying that the Class C shares have been held for at least eight years. Classes I, R3, R4, R5, R6, Y and F shares do not have a sales charge.
Each of the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund invested in affiliated mutual funds and affiliated exchange-traded funds ("Affiliated Investment Companies" or "Underlying Funds") during the year ended October 31, 2022. Each of the Growth Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are referred to as the "Asset Allocation Funds."
Hartford Funds Management Company, LLC ("HFMC" or "Investment Manager") serves as the investment manager to each Fund.
The Investment Manager and The Hartford Mutual Funds, Inc. have entered into a licensing arrangement with AARP, Inc. ("AARP") under which AARP receives a royalty from the Investment Manager out of its own resources for licensing its brand to the Hartford AARP Balanced Retirement Fund. Hartford AARP Balanced Retirement Fund is managed by the Investment Manager, an investment adviser registered with the SEC, and distributed by Hartford Funds Distributors, LLC, a broker-dealer registered with the SEC and an affiliate of the Investment Manager. The Investment Manager and its affiliates are not affiliated with AARP and its affiliates. AARP and its affiliates are not broker-dealers or investment advisers and are not acting in any such capacity with respect to Hartford AARP Balanced Retirement Fund. AARP and its affiliates do not offer, recommend, or endorse the Investment Manager or any of its affiliates and are not making any recommendations regarding an investment in Hartford AARP Balanced Retirement Fund.
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each class of each Fund’s shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would
122

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV of each class of each Fund's shares is determined by dividing the value of the Fund’s net assets attributable to the class of shares by the number of shares outstanding for that class. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each class of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
With respect to a Fund's investments that do not have readily available market prices, the Company's Board of Directors (the "Board") has designated Hartford Funds Management Company, LLC (the "Investment Manager") as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the "Valuation Designee").
If market prices are not readily available or deemed unreliable, the Valuation Designee determines the fair value of the security or other instrument in good faith under policies and procedures approved by and under the supervision of the Board ("Valuation Procedures").
The Valuation Designee has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all available relevant factors in determining an investment’s fair value. The Valuation Designee reports fair value matters to the Audit Committee of the Board.
Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, redeem or exchange shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange ("Exchange Close"). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of each Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
123

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund's Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
124

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.
g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each class of each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each class of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of each Fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.
Orders for the purchase of each Fund's shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.
Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each of Balanced Income Fund and Checks and Balances Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year. The policy of each of Conservative Allocation Fund, Growth Allocation Fund, Moderate Allocation Fund and Real Asset Fund is to pay dividends from net investment income and realized gains, if any; at least once a year. Normally, dividends from net investment income of each of Balanced Retirement Fund and Multi-Asset Income Fund are declared and paid monthly and dividends from realized gains, if any, are paid at least once a year.
Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions from a Fund will be automatically reinvested in additional full or fractional shares of the Fund.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
h)	Basis for Consolidation – The Real Asset Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Real Asset Fund (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Real Asset Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Real Asset Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
The following sets forth a description of securities and other investments for each Fund, except the Asset Allocation Funds and the Checks and Balances Fund.
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2022.
125

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 October 31, 2022

A Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although each Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, each Fund realizes a gain or loss. In a TBA roll transaction, each Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of October 31, 2022.
c)	Senior Floating Rate Interests – A Fund may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2022.
d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of October 31, 2022.
e)	Inflation-Indexed Bonds – A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund's Schedule of Investments, if applicable, for inflation-indexed bonds as of October 31, 2022.
f)	Equity Linked Securities – Certain Funds may invest in equity linked securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity. Since equity linked securities are in note form, equity linked securities are also subject to certain debt securities risks. Investments in equity linked
126

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 October 31, 2022

securities are also subject to liquidity risk, which may make equity linked securities difficult to sell and value. See each Fund's Schedule of Investments, if applicable, for equity linked securities as of October 31, 2022.
g)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Company's Board of Directors has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of October 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on the derivative instruments used by each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund during the period, the credit-risk-related contingent features in certain derivative instruments, and how such derivative instruments affect the financial position and results of operations of the applicable Fund. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended October 31, 2022, each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the year ended October 31, 2022, each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument.
127

Hartford Multi-Strategy Funds
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 October 31, 2022

Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the year ended October 31, 2022, each of Balanced Retirement Fund and Multi-Asset Income Fund had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
128

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the year ended October 31, 2022, Balanced Income Fund and Multi-Asset Income Fund had used Credit Default Swap Contracts.
Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund's investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.
Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
During the year ended October 31, 2022, the Real Asset Fund had used Total Return Swap Contracts.
129

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

e)	Additional Derivative Instrument Information:
Balanced Income Fund

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 24,225,369	$ —	$ —	$ —	$ —	$ 24,225,369
Unrealized appreciation on foreign currency contracts	—	786,857	—	—	—	786,857
Unrealized appreciation on swap contracts(2)	—	—	165,565	—	—	165,565
Total	$ 24,225,369	$ 786,857	$ 165,565	$ —	$ —	$ 25,177,791
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 31,369,589	$ —	$ —	$ —	$ —	$ 31,369,589
Unrealized depreciation on foreign currency contracts	—	83,469	—	—	—	83,469
Unrealized depreciation on swap contracts(2)	—	—	359,643	—	—	359,643
Total	$ 31,369,589	$ 83,469	$ 359,643	$ —	$ —	$ 31,812,701

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (30,557,836)	$ —	$ —	$ —	$ —	$ (30,557,836)
Net realized gain (loss) on swap contracts	—	—	12,473,074	—	—	12,473,074
Net realized gain (loss) on foreign currency contracts	—	16,894,331	—	—	—	16,894,331
Total	$ (30,557,836)	$ 16,894,331	$ 12,473,074	$ —	$ —	$ (1,190,431)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (11,456,604)	$ —	$ —	$ —	$ —	$ (11,456,604)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(5,644,687)	—	—	(5,644,687)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(2,047,083)	—	—	—	(2,047,083)
Total	$ (11,456,604)	$ (2,047,083)	$ (5,644,687)	$ —	$ —	$ (19,148,374)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	6,471
Futures Contracts Number of Short Contracts	(5,846)
Swap Contracts at Notional Amount	$ 327,707,338
Foreign Currency Contracts Purchased at Contract Amount	$ 20,766,087
Foreign Currency Contracts Sold at Contract Amount	$ 108,287,087
130

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Balanced Retirement Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$ —	$ —	$ —	$ 432,712	$ —	$ 432,712
Total	$ —	$ —	$ —	$ 432,712	$ —	$ 432,712
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 494,004	$ —	$ —	$ —	$ —	$ 494,004
Unrealized depreciation on foreign currency contracts	—	59,469	—	—	—	59,469
Total	$ 494,004	$ 59,469	$ —	$ —	$ —	$ 553,473

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ (165,961)	$ —	$ (165,961)
Net realized gain (loss) on futures contracts	(898,236)	—	—	—	—	(898,236)
Net realized gain (loss) on foreign currency contracts	—	2,367,150	—	—	—	2,367,150
Total	$ (898,236)	$ 2,367,150	$ —	$ (165,961)	$ —	$ 1,302,953
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ 322,525	$ —	$ 322,525
Net change in unrealized appreciation (depreciation) of futures contracts	(344,882)	—	—	—	—	(344,882)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(109,316)	—	—	—	(109,316)
Total	$ (344,882)	$ (109,316)	$ —	$ 322,525	$ —	$ (131,673)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 1,391
Futures Contracts Number of Long Contracts	72
Foreign Currency Contracts Purchased at Contract Amount	$ 32
Foreign Currency Contracts Sold at Contract Amount	$ 11,756,935
131

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Multi-Asset Income Fund
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 21,128	$ —	$ —	$ —	$ —	$ 21,128
Total	$ 21,128	$ —	$ —	$ —	$ —	$ 21,128
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,796,039	$ —	$ —	$ —	$ —	$ 1,796,039
Unrealized depreciation on foreign currency contracts	—	234,792	—	—	—	234,792
Total	$ 1,796,039	$ 234,792	$ —	$ —	$ —	$ 2,030,831

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ —	$ —	$ —	$ 2,182,928	$ —	$ 2,182,928
Net realized gain (loss) on futures contracts	(2,199,478)	—	—	713,930	—	(1,485,548)
Net realized gain (loss) on written options contracts	—	—	—	(564,022)	—	(564,022)
Net realized gain (loss) on swap contracts	—	—	3,313	—	—	3,313
Net realized gain (loss) on foreign currency contracts	—	9,153,747	—	—	—	9,153,747
Total	$ (2,199,478)	$ 9,153,747	$ 3,313	$ 2,332,836	$ —	$ 9,290,418
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ —	$ —	$ —	$ 691,059	$ —	$ 691,059
Net change in unrealized appreciation (depreciation) of futures contracts	(3,900,497)	—	—	—	—	(3,900,497)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(397,825)	—	—	—	(397,825)
Total	$ (3,900,497)	$ (397,825)	$ —	$ 691,059	$ —	$ (3,607,263)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 307
Futures Contracts Number of Long Contracts	305
Futures Contracts Number of Short Contracts	(3)
Written Options at Notional Amount	$ (28)
Swap Contracts at Notional Amount	$ 411,250
Foreign Currency Contracts Purchased at Contract Amount	$ 134,810
Foreign Currency Contracts Sold at Contract Amount	$ 48,160,687
132

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Real Asset Fund (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 1,222,205	$ 1,222,205
Unrealized appreciation on foreign currency contracts	—	43,399	—	—	—	43,399
Total	$ —	$ 43,399	$ —	$ —	$ 1,222,205	$ 1,265,604
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 2,162,052	$ 2,162,052
Unrealized depreciation on foreign currency contracts	—	63,249	—	—	—	63,249
Total	$ —	$ 63,249	$ —	$ —	$ 2,162,052	$ 2,225,301

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 230,621	$ —	$ —	$ —	$ 2,472,680	$ 2,703,301
Net realized gain (loss) on swap contracts	—	—	—	(40,109)	—	(40,109)
Net realized gain (loss) on foreign currency contracts	—	248,638	—	—	—	248,638
Total	$ 230,621	$ 248,638	$ —	$ (40,109)	$ 2,472,680	$ 2,911,830
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (99,242)	$ —	$ —	$ —	$ (1,355,180)	$ (1,454,422)
Net change in unrealized appreciation (depreciation) of bond forward contracts	34,230	—	—	—	—	34,230
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(86,462)	—	—	—	(86,462)
Total	$ (65,012)	$ (86,462)	$ —	$ —	$ (1,355,180)	$ (1,506,654)
For the year ended October 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	343
Futures Contracts Number of Short Contracts	(76)
Swap Contracts at Notional Amount	$ 30,000
Bond Forward Contracts at Notional Amount	$ 1,062,302
Foreign Currency Contracts Purchased at Contract Amount	$ 12,198,730
Foreign Currency Contracts Sold at Contract Amount	$ 16,641,004
f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
133

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of October 31, 2022:

Balanced Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 786,857	$ (83,469)
Futures contracts	24,225,369	(31,369,589)
Swap contracts	165,565	(359,643)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	25,177,791	(31,812,701)
Derivatives not subject to a MNA	(24,390,934)	31,729,232
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 786,857	$ (83,469)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of Montreal	$ 5,961	$ —	$ —	$ —	$ 5,961
Barclays	2,091	(2,091)	—	—	—
BNP Paribas Securities Services	34,383	—	—	—	34,383
Citibank NA	286	(286)	—	—	—
Commonwealth Bank of Australia	14,906	(4,191)	—	—	10,715
Deutsche Bank Securities, Inc.	662,546	(16,351)	—	—	646,195
Goldman Sachs & Co.	11,680	—	—	—	11,680
Morgan Stanley	18,653	—	—	—	18,653
Standard Chartered Bank	601	—	—	—	601
State Street Global Markets LLC	40	(40)	—	—	—
Toronto-Dominion Bank	622	—	—	—	622
UBS AG	35,088	(35,088)	—	—	—
Total	$ 786,857	$ (58,047)	$ —	$ —	$ 728,810

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (3,269)	$ —	$ —	$ —	$ (3,269)
Barclays	(4,827)	2,091	—	—	(2,736)
Citibank NA	(6,984)	286	—	—	(6,698)
Commonwealth Bank of Australia	(4,191)	4,191	—	—	—
Deutsche Bank Securities, Inc.	(16,351)	16,351	—	—	—
JP Morgan Chase & Co.	(118)	—	—	—	(118)
RBC Dominion Securities, Inc.	(1,020)	—	—	—	(1,020)
State Street Global Markets LLC	(1,575)	40	—	—	(1,535)
UBS AG	(45,134)	35,088	—	—	(10,046)
Total	$ (83,469)	$ 58,047	$ —	$ —	$ (25,422)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Balanced Retirement Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ —	$ (59,469)
Futures contracts	—	(494,004)
Purchased options	432,712	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	432,712	(553,473)
Derivatives not subject to a MNA	(432,712)	494,004
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (59,469)

134

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (3,464)	$ —	$ —	$ —	$ (3,464)
Barclays	(42,214)	—	—	—	(42,214)
Morgan Stanley	(7,349)	—	—	—	(7,349)
UBS AG	(6,442)	—	—	—	(6,442)
Total	$ (59,469)	$ —	$ —	$ —	$ (59,469)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Multi-Asset Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ —	$ (234,792)
Futures contracts	21,128	(1,796,039)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	21,128	(2,030,831)
Derivatives not subject to a MNA	(21,128)	1,796,039
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (234,792)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Barclays	$ (157,280)	$ —	$ —	$ —	$ (157,280)
UBS AG	(77,512)	—	—	—	(77,512)
Total	$ (234,792)	$ —	$ —	$ —	$ (234,792)

Real Asset Fund (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 43,399	$ (63,249)
Futures contracts	1,222,205	(2,162,052)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,265,604	(2,225,301)
Derivatives not subject to a MNA	(1,222,205)	2,162,052
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 43,399	$ (63,249)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Assets
Barclays	$ 2,332	$ (2,332)	$ —	$ —	$ —
Canadian Imperial Bank of Commerce	1,392	—	—	—	1,392
Goldman Sachs & Co.	18,052	—	—	—	18,052
Morgan Stanley	17,020	(3,822)	—	—	13,198
State Street Global Markets LLC	4,350	—	—	—	4,350
UBS AG	253	(253)	—	—	—
Total	$ 43,399	$ (6,407)	$ —	$ —	$ 36,992

135

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Liabilities
Barclays	$ (37,561)	$ 2,332	$ —	$ —	$ (35,229)
Commonwealth Bank of Australia	(5,912)	—	—	—	(5,912)
Morgan Stanley	(3,822)	3,822	—	—	—
RBC Dominion Securities, Inc.	(1,638)	—	—	—	(1,638)
UBS AG	(13,246)	253	—	—	(12,993)
Westpac International	(1,070)	—	—	—	(1,070)
Total	$ (63,249)	$ 6,407	$ —	$ —	$ (56,842)
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks. References to "Fund" in this section include the Fund or an Underlying Fund, as applicable.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Certain Funds are exposed to the risks of the Underlying Funds and/or other investment companies in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or other investment companies. The market values of the Underlying Funds and/or other investment companies may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or other investment companies invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or other investment companies invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different
136

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
The use of certain London Interbank Offered Rates (collectively, "LIBOR") was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. In some instances, regulators may restrict new use of LIBOR prior to the actual cessation date. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities and is intended to replace the U.S. dollar LIBOR). As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions which affect companies in many sectors, including energy, financial services and defense, among others, have adversely affected and could adversely affect the global energy and financial markets and, thus, have adversely affected and could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
137

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2022 and October 31, 2021 are as follows:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Balanced Income Fund	$ 491,125,381	$ 604,964,048	$ 324,819,389	$ 44,416,593
Balanced Retirement Fund	2,333,811	—	2,125,325	—
Checks and Balances Fund	44,155,743	62,758,203	27,520,979	39,519,568
Conservative Allocation Fund	2,305,378	3,962,647	1,930,279	—
Growth Allocation Fund	13,126,583	33,693,585	8,270,136	15,853,039
Moderate Allocation Fund	7,730,100	18,079,586	5,720,549	8,820,673
Multi-Asset Income Fund	44,088,098	15,498,300	23,976,385	—
Real Asset Fund (Consolidated)	19,387,397	—	4,722,840	—

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c).
As of October 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(1)	Total Accumulated Earnings (Deficit)
Balanced Income Fund	$ 57,078,555	$ 411,597,129	$ —	$ (164,847)	$ (191,167,514)	$ 277,343,323
Balanced Retirement Fund	2,264,474	—	(26,388,854)	(1,712)	(3,663,372)	(27,789,464)
Checks and Balances Fund	603,833	89,171,364	—	—	(29,901,986)	59,873,211
Conservative Allocation Fund	1,497,309	427,811	—	—	(11,383,256)	(9,458,136)
Growth Allocation Fund	9,723,531	21,218,493	—	—	(9,285,170)	21,656,854
Moderate Allocation Fund	4,180,775	8,717,517	—	—	(18,424,575)	(5,526,283)
Multi-Asset Income Fund	9,161,191	—	(26,649,900)	(498)	(58,667,654)	(76,156,861)
Real Asset Fund (Consolidated)	6,941,787	—	(104,903,684)	(3,496)	(8,553,917)	(106,519,310)

(1)	Differences between book-basis and tax basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITS, certain derivatives and partnerships.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as adjustments to prior year accumulated balances and book income/loss from Cayman subsidiary. Adjustments are made to reflect the impact these items have on current and future earnings distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Multi-Asset Income Fund	$ (4,378)	$ 4,378
Real Asset Fund (Consolidated)	129,824	(129,824)
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At October 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Balanced Retirement Fund*	$ 22,210,070	$ 4,178,784
Multi-Asset Income Fund	26,523,115	126,785
Real Asset Fund (Consolidated)*	13,500,243	91,403,441

*	Future utilization of losses are subject to limitation under current tax laws.
During the year ended October 31, 2022 the Balanced Retirement Fund utilized $509,852 of prior capital loss carryforwards.
138

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The Balanced Income Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund had no capital loss carryforwards for U.S. income tax purposes at October 31, 2022.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2022 is different from book purposes primarily due to wash sale loss deferrals, Passive Foreign Investment Companies ("PFICs") mark-to-market adjustments, partnership adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures, options, PFICs, partnership adjustments and nontaxable distributions from underlying investments. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Balanced Income Fund	$ 13,700,269,243	$ 1,291,337,493	$ (1,482,373,325)	$ (191,035,832)
Balanced Retirement Fund	81,788,354	6,245,350	(9,895,605)	(3,650,255)
Checks and Balances Fund	1,397,678,243	79,095,850	(108,997,835)	(29,901,985)
Conservative Allocation Fund	115,030,583	4,029,501	(15,412,757)	(11,383,256)
Growth Allocation Fund	499,749,460	49,064,105	(58,349,275)	(9,285,170)
Moderate Allocation Fund	334,531,493	22,187,822	(40,612,397)	(18,424,575)
Multi-Asset Income Fund	729,319,479	22,872,297	(81,513,051)	(58,640,754)
Real Asset Fund (Consolidated)	153,549,246	10,943,231	(11,485,014)	(541,783)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of October 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2022, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. The Company, on behalf of its Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund, except Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund, in accordance with the Fund’s investment objective and policies. Each Fund, except Checks and Balances Fund, pays a fee to HFMC under the Investment Management Agreement. With respect to each of Balanced Income Fund, Balanced Retirement Fund, Multi-Asset Income Fund and Real Asset Fund, HFMC pays a sub-advisory fee to Wellington Management out of its management fee. HFMC is responsible for the day-to-day management of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced Income Fund	0.7000% on first $250 million and;
0.6300% on next $250 million and;
0.6000% on next $500 million and;
0.5700% on next $1.5 billion and;
0.5500% on next $2.5 billion and;
0.5300% on next $5 billion and;
0.4500% on next $2 billion and;
0.3900% over $12 billion
139

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Fund	Management Fee Rates
Balanced Retirement Fund (Excluding assets invested in investment companies for which HFMC or its affiliates serves as investment manager (“Affiliated Funds”))	0.3900% on first $1 billion and;
0.3800% on next $4 billion and;
0.3750% over $5 billion
Balanced Retirement Fund (Invested in Affiliated Funds)	0.0000% on all assets invested in Affiliated Funds
Checks and Balances Fund	N/A
Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund	0.1000% on first $500 million and;
0.0950% on next $500 million and;
0.0900% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0600% on next $2.5 billion and;
0.0500% over $10 billion
Multi-Asset Income Fund	0.5900% on first $500 million and;
0.5500% on next $250 million and;
0.5000% on next $250 million and;
0.4750% on next $4 billion and;
0.4725% on next $5 billion and;
0.4700% over $10 billion
Real Asset Fund	0.7950% on first $500 million and;
0.7600% on next $500 million and;
0.7300% on next $1.5 billion and;
0.7000% on next $2.5 billion and;
0.6600% over $5 billion
HFMC has contractually agreed to waive the management fee it receives from the Real Asset Fund in an amount equal to the management fee paid to it by the Subsidiary. This waiver will remain in effect for as long as the Real Asset Fund remains invested in the Subsidiary.
b)	Accounting Services Agreement – HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Company, on behalf of each Fund, and HFMC. HFMC has delegated certain accounting and administrative service functions to State Street Bank and Trust Company ("State Street"). In consideration of services rendered and expenses assumed pursuant to the fund accounting agreement, each Fund pays HFMC a fee. The fund accounting fee for each Fund is equal to the greater of: (A) the sum of (i) the sub-accounting fee payable by HFMC with respect to the Fund; (ii) the fee payable for tax preparation services for the Fund; and (iii) the amount of expenses that HFMC allocates for providing the fund accounting services to the Fund; plus a target profit margin; or (B) $40,000 per year; provided, however, that to the extent the annual amount of the fund accounting fee exceeds 0.02% of the Fund’s average net assets (calculated during its current fiscal year), HFMC shall waive such portion of the fund accounting fee.
c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2022, HFMC contractually agreed to limit the total annual fund operating expenses through February 28, 2023 (unless the Board of Directors approves its earlier termination) as follows for each of the following Funds:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	0.96%	1.71%	0.66%	1.18%	0.88%	0.55%	0.45%	0.55%	0.45%
Conservative Allocation Fund	1.19%	1.94%	0.94%	1.44%	1.14%	0.84%	N/A	N/A	0.84%
Real Asset Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund's expenses. For the year ended October 31, 2022, these amounts, if any, are included in the Statements of Operations.
140

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.86%	1.62%	0.62%	1.23%	0.94%	0.64%	0.54%	0.64%	0.54%
Balanced Retirement Fund	0.86%	1.61%	0.56%	1.08%	0.78%	0.44%	0.35%	0.45%	0.35%
Checks and Balances Fund	0.37%	1.15%	0.14%	0.74%	0.44%	0.16%	N/A	N/A	0.04%
Conservative Allocation Fund	0.59%	1.38%	0.34%	0.96%	0.66%	0.36%	N/A	N/A	0.24%
Growth Allocation Fund	0.53%	1.35%	0.25%	0.87%	0.57%	0.27%	N/A	N/A	0.16%
Moderate Allocation Fund	0.53%	1.34%	0.26%	0.88%	0.59%	0.28%	N/A	N/A	0.17%
Multi-Asset Income Fund	1.02%	1.75%	0.72%	1.33%	1.05%	0.75%	0.64%	0.74%	0.64%
Real Asset Fund (Consolidated)	1.25%	2.00%	1.00%	1.50%	1.20%	0.95%	0.90%	0.90%	0.90%
e)	Sales Charges and Distribution and Service Plan for Class A, C, R3 and R4 Shares – Hartford Funds Distributors, LLC ("HFD"), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2022, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-End Sales Charges	Contingent Deferred Sales Charges
Balanced Income Fund	$ 5,518,148	$ 209,738
Balanced Retirement Fund	27,661	106
Checks and Balances Fund	1,122,947	10,221
Conservative Allocation Fund	78,928	970
Growth Allocation Fund	361,131	4,268
Moderate Allocation Fund	152,791	2,390
Multi-Asset Income Fund	182,896	4,229
Real Asset Fund (Consolidated)	164,381	976
The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each of Class A, C, R3 and R4 shares. Under a Plan, Class A, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some or all of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine. Any 12b-1 fees attributable to assets held in an account held directly with the Funds’ transfer agent for which there is not a third-party listed as the broker-dealer of record (or HFD does not otherwise have a payment obligation) are generally reimbursed to the applicable Fund. Such amounts are reflected as "Distribution fee reimbursements" on the Statements of Operations.
f)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2022, a portion of the Company’s Chief Compliance Officer’s ("CCO") compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in "Other expenses" on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Balanced Income Fund	$ 33,612
Balanced Retirement Fund	202
Checks and Balances Fund	3,441
Conservative Allocation Fund	273
Growth Allocation Fund	1,247
Moderate Allocation Fund	816
Multi-Asset Income Fund	1,679
Real Asset Fund (Consolidated)	361
141

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

g)	Hartford Administrative Services Company ("HASCO"), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Each Fund pays HASCO a transfer agency fee payable monthly based on the lesser of (i) the costs of providing or overseeing transfer agency services provided to each share class of such Fund plus a target profit margin or (ii) a Specified Amount (as defined in the table below). Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to DST Asset Manager Solutions, Inc. ("DST") (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and DST (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin.

Share Class	Specified Amount (as a percentage average daily net assets)
Class A	0.25%
Class C	0.25%
Class I	0.20%
Class R3	0.22%
Class R4	0.17%
Class R5	0.12%
Class R6	0.004%
Class Y	0.11%
Class F	0.004%
Pursuant to a sub-transfer agency agreement between HASCO and DST, HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to DST. Each Fund does not pay any fee directly to DST; rather, HASCO makes all such payments to DST. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.
For the year ended October 31, 2022, the effective rate of compensation paid to HASCO for transfer agency services as a percentage of each Class' average daily net assets is as follows:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Income Fund	0.08%	0.08%	0.08%	0.20%	0.15%	0.11%	0.00% *	0.11%	0.00% *
Balanced Retirement Fund	0.14%	0.16%	0.11%	0.22%	0.17%	0.12%	0.00% *	0.09%	0.00% *
Checks and Balances Fund	0.09%	0.11%	0.11%	0.22%	0.16%	0.12%	N/A	N/A	0.00% *
Conservative Allocation Fund	0.11%	0.14%	0.10%	0.22%	0.17%	0.12%	N/A	N/A	0.00% *
Growth Allocation Fund	0.13%	0.19%	0.10%	0.22%	0.17%	0.11%	N/A	N/A	0.00% *
Moderate Allocation Fund	0.12%	0.17%	0.09%	0.22%	0.17%	0.11%	N/A	N/A	0.00% *
Multi-Asset Income Fund	0.14%	0.12%	0.09%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *
Real Asset Fund (Consolidated)	0.14%	0.19%	0.10%	0.22%	0.17%	0.12%	0.00% *	0.11%	0.00% *

*	Amount rounds to 0.00%.
8.	Securities Lending:
The Company has entered into a securities lending agency agreement ("lending agreement") with Citibank, N.A. ("Citibank"). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. A Fund may lend portfolio securities, provided that the borrower provides collateral that is maintained in an amount at least equal to the current market value of the securities loaned. Cash collateral is invested for the benefit of a Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. Each of Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund, and Moderate Allocation Fund do not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could
142

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of October 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Balanced Income Fund	$ 75,748,463	$ 77,417,880	$ 826,254
Balanced Retirement Fund	267,216	278,589	—
Multi-Asset Income Fund	1,835,155	1,777,517	184,961
Real Asset Fund (Consolidated)	354,882	380,571	29,658

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Affiliate Fund Transactions:
A summary of affiliate fund transactions for the Balanced Retirement Fund, Checks and Balances Fund, Conservative Allocation Fund, Growth Allocation Fund and Moderate Allocation Fund for the year ended October 31, 2022 is as follows:

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Balanced Retirement Fund
Hartford Multifactor Developed Markets (ex-US) ETF	$ 4,836,509	$ 540,499	$ 3,137,844	$ 14,347	$ (652,135)	$ 1,601,376	70,205	$ 171,646	$ —
Hartford Multifactor Emerging Markets ETF	4,827,480	1,162,587	2,105,553	(158,202)	(999,851)	2,726,461	149,373	200,967	—
Hartford Multifactor US Equity ETF	2,928,751	—	1,965,427	412,841	(552,519)	823,646	21,195	33,182	—
The Hartford World Bond Fund, Class F	10,415,856	5,035,330	6,817,795	(391,575)	(423,758)	7,818,058	800,211	145,882	—
Total	$ 23,008,596	$ 6,738,416	$ 14,026,619	$ (122,589)	$ (2,628,263)	$ 12,969,541	1,040,984	$ 551,677	$ —
143

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Checks and Balances Fund
Hartford Total Return Bond ETF	$ 573,409,796	$ 45,108,723	$ 51,796,060	$ (12,507,723)	$ (109,325,265)	$ 444,889,471	13,876,777	$ 15,112,790	$ 10,002,149
The Hartford Capital Appreciation Fund, Class F	572,004,569	136,114,905	69,677,546	(9,463,338)	(168,782,270)	460,196,320	13,205,059	2,658,221	78,674,825
The Hartford Dividend and Growth Fund, Class F	574,394,330	55,691,689	108,395,512	10,090,457	(71,941,099)	459,839,865	15,226,486	7,206,897	26,871,196
Total	$ 1,719,808,695	$ 236,915,317	$ 229,869,118	$ (11,880,604)	$ (350,048,634)	$ 1,364,925,656	42,308,322	$ 24,977,908	$ 115,548,170
Conservative Allocation Fund
Hartford Core Bond ETF	$ 28,705,306	$ 1,643,508	$ 4,643,503	$ (517,085)	$ (4,475,061)	$ 20,713,165	624,873	$ 414,775	$ 101,470
Hartford Core Equity Fund, Class F	11,953,894	7,419,168	4,819,561	(689,811)	(2,222,137)	11,641,553	286,738	93,238	290,821
Hartford Large Cap Growth ETF	—	3,918,983	—	—	(963,274)	2,955,709	245,603	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	5,062,983	633,850	1,519,980	33,395	(1,081,902)	3,128,346	137,148	217,150	—
Hartford Multifactor US Equity ETF	6,697,111	—	2,363,653	656,322	(925,954)	4,063,826	104,575	84,185	—
Hartford Schroders Commodity Strategy ETF	—	2,065,431	960,392	205,595	(196,534)	1,114,100	64,662	398,202	—
Hartford Schroders Emerging Markets Equity Fund, Class F	1,024,258	947,762	524,112	(45,638)	(419,189)	983,081	74,419	14,596	—
144

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Conservative Allocation Fund – (continued)
Hartford Schroders International Multi-Cap Value Fund, Class F	$ 2,082,154	$ 1,995,738	$ 1,947,467	$ (129,186)	$ (397,288)	$ 1,603,951	199,249	$ 75,425	$ —
Hartford Schroders Sustainable Core Bond Fund, Class F	—	22,212,286	2,677,503	(267,486)	(2,896,326)	16,370,971	1,960,595	329,635	85,313
Hartford Short Duration ETF	12,646,270	—	12,539,375	61,482	(168,377)	—	—	57,750	16,984
Hartford Small Cap Value Fund, Class F	3,439,546	1,129,754	2,730,596	248,396	(494,941)	1,592,159	139,296	36,737	183,094
The Hartford Equity Income Fund, Class F	7,186,382	2,897,226	5,931,219	519,632	(929,483)	3,742,538	172,786	104,219	498,285
The Hartford Growth Opportunities Fund, Class F	3,809,522	1,056,442	2,144,921	(709,340)	(1,102,951)	908,752	26,689	—	667,711
The Hartford Inflation Plus Fund, Class F	8,636,981	588,093	3,010,865	(73,224)	(981,690)	5,159,295	513,874	503,990	—
The Hartford International Growth Fund, Class F	2,450,108	982,308	1,763,125	(147,553)	(450,003)	1,071,735	89,014	15,954	8,007
The Hartford International Opportunities Fund, Class F	4,533,809	780,224	1,791,925	(273,377)	(1,115,758)	2,132,973	153,341	78,633	378,448
The Hartford Small Company Fund, Class F	3,509,978	1,422,650	1,939,725	(411,085)	(982,807)	1,599,011	87,521	—	682,800
145

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Conservative Allocation Fund – (continued)
The Hartford Strategic Income Fund, Class F	$ 11,051,345	$ 7,228,051	$ 5,897,930	$ (820,825)	$ (2,328,942)	$ 9,231,699	1,283,964	$ 516,766	$ 125,783
The Hartford World Bond Fund, Class F	25,159,712	4,656,349	12,865,733	(660,963)	(851,913)	15,437,452	1,580,087	244,625	78,243
Total	$ 137,949,359	$ 61,577,823	$ 70,071,585	$ (3,020,751)	$ (22,984,530)	$ 103,450,316	7,744,434	$ 3,185,880	$ 3,116,959
Growth Allocation Fund
Hartford Core Bond ETF	$ 37,328,864	$ 17,026,912	$ 14,912,707	$ (1,583,317)	$ (5,841,463)	$ 32,018,289	965,925	$ 619,394	$ 131,954
Hartford Core Equity Fund, Class F	122,906,092	25,683,742	27,761,885	(270,560)	(24,777,715)	95,779,674	2,359,105	962,337	3,038,328
Hartford Large Cap Growth ETF	—	45,462,670	—	—	(13,777,528)	31,685,142	2,632,859	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	60,128,652	5,382,363	19,042,690	329,944	(12,166,439)	34,631,830	1,518,274	2,500,582	—
Hartford Multifactor US Equity ETF	64,259,836	—	11,226,741	3,018,504	(6,817,571)	49,234,028	1,266,946	938,241	—
Hartford Schroders Commodity Strategy ETF	—	19,147,780	9,071,990	1,947,294	(1,802,899)	10,220,185	593,176	3,652,903	—
Hartford Schroders Emerging Markets Equity Fund, Class F	11,920,371	7,262,472	2,289,641	(86,834)	(5,395,328)	11,411,040	863,818	159,111	—
Hartford Schroders International Multi-Cap Value Fund, Class F	21,755,417	26,651,012	23,676,349	(2,448,753)	(3,852,718)	18,428,609	2,289,268	819,558	—
146

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Growth Allocation Fund – (continued)
Hartford Schroders Sustainable Core Bond Fund, Class F	$ —	$ 31,825,530	$ 2,826,491	$ (393,838)	$ (2,512,528)	$ 26,092,673	3,124,871	$ 380,394	$ 141,823
Hartford Short Duration ETF	11,789,728	—	11,690,072	99,601	(199,257)	—	—	53,839	15,833
Hartford Small Cap Value Fund, Class F	39,041,552	7,998,307	25,948,144	623,448	(4,017,711)	17,697,452	1,548,333	435,373	2,180,253
The Hartford Equity Income Fund, Class F	77,630,805	7,958,812	33,397,338	3,697,925	(8,949,473)	46,940,731	2,167,162	1,213,266	5,336,115
The Hartford Growth Opportunities Fund, Class F	35,559,329	7,887,853	6,403,773	(2,888,266)	(15,948,375)	18,206,768	534,707	—	6,281,999
The Hartford Inflation Plus Fund, Class F	11,076,769	259,447	10,996,824	333,279	(672,671)	—	—	259,447	—
The Hartford International Growth Fund, Class F	24,866,328	5,245,422	8,698,857	(1,025,183)	(6,651,342)	13,736,368	1,140,895	153,926	80,026
The Hartford International Opportunities Fund, Class F	51,165,840	5,797,865	11,963,341	(1,118,485)	(15,025,344)	28,856,535	2,074,517	864,421	4,238,459
The Hartford Small Company Fund, Class F	38,972,840	11,326,712	17,989,291	(3,100,723)	(12,371,146)	16,838,392	921,642	—	7,562,592
The Hartford Strategic Income Fund, Class F	12,461,743	16,786,456	10,895,129	(1,020,342)	(3,280,959)	14,051,769	1,954,349	723,624	140,894
147

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Growth Allocation Fund – (continued)
The Hartford World Bond Fund, Class F	$ 26,366,929	$ 11,190,823	$ 11,668,357	$ (916,164)	$ (1,296,598)	$ 23,676,633	2,423,402	$ 279,805	$ 81,492
Total	$ 647,231,095	$ 252,894,178	$ 260,459,620	$ (4,802,470)	$ (145,357,065)	$ 489,506,118	28,379,249	$ 14,016,221	$ 29,229,768
Moderate Allocation Fund
Hartford Core Bond ETF	$ 59,092,066	$ 5,411,267	$ 11,562,007	$ (1,335,173)	$ (8,944,371)	$ 42,661,782	1,287,017	$ 853,581	$ 208,885
Hartford Core Equity Fund, Class F	59,553,749	28,432,162	16,788,581	(2,561,531)	(11,601,389)	57,034,410	1,404,788	460,768	1,455,153
Hartford Large Cap Growth ETF	—	18,184,253	—	—	(4,841,121)	13,343,132	1,108,740	—	—
Hartford Multifactor Developed Markets (ex-US) ETF	30,587,300	3,001,142	9,414,954	158,923	(6,291,708)	18,040,703	790,912	1,285,200	—
Hartford Multifactor US Equity ETF	30,103,823	—	9,450,917	2,583,361	(3,919,578)	19,316,689	497,079	391,787	—
Hartford Schroders Commodity Strategy ETF	—	10,282,281	4,809,950	1,034,768	(975,760)	5,531,339	321,037	1,977,014	—
Hartford Schroders Emerging Markets Equity Fund, Class F	5,977,018	4,042,559	1,219,909	(77,606)	(2,758,994)	5,963,068	451,406	78,752	—
Hartford Schroders International Multi-Cap Value Fund, Class F	12,137,732	12,133,683	11,087,312	(1,323,532)	(2,121,081)	9,739,490	1,209,874	457,487	—
Hartford Schroders Sustainable Core Bond Fund, Class F	—	43,865,361	5,370,460	(595,097)	(4,928,519)	32,971,285	3,948,657	608,515	175,956
Hartford Short Duration ETF	20,220,155	—	20,049,240	141,745	(312,660)	—	—	92,339	27,153
148

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

Affiliated Investment Companies	Beginning Value as of November 1, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gains Distribution
Moderate Allocation Fund – (continued)
Hartford Small Cap Value Fund, Class F	$ 18,487,318	$ 3,848,023	$ 12,640,321	$ 876,772	$ (2,452,765)	$ 8,119,027	710,326	$ 188,840	$ 977,875
The Hartford Equity Income Fund, Class F	35,930,231	7,583,760	21,943,177	2,340,361	(4,556,321)	19,354,854	893,576	517,377	2,517,257
The Hartford Growth Opportunities Fund, Class F	16,731,724	4,001,202	7,289,433	(1,804,228)	(6,417,275)	5,221,990	153,363	—	2,955,868
The Hartford Inflation Plus Fund, Class F	15,327,750	352,929	15,218,779	451,403	(913,303)	—	—	352,929	—
The Hartford International Growth Fund, Class F	14,150,176	3,939,594	6,792,830	(511,784)	(3,443,562)	7,341,594	609,767	87,719	45,605
The Hartford International Opportunities Fund, Class F	26,890,060	3,323,259	7,194,723	(783,735)	(7,594,799)	14,640,062	1,052,485	454,294	2,227,510
The Hartford Small Company Fund, Class F	16,785,310	5,839,316	8,150,075	(1,132,549)	(5,626,615)	7,715,387	422,298	—	3,242,667
The Hartford Strategic Income Fund, Class F	18,440,440	18,537,253	12,499,256	(1,507,799)	(4,566,351)	18,404,287	2,559,706	996,186	206,516
The Hartford World Bond Fund, Class F	38,648,162	9,449,013	15,114,542	(1,029,562)	(1,838,712)	30,114,359	3,082,329	388,850	118,255
Total	$ 419,063,014	$ 182,227,057	$ 196,596,466	$ (5,075,263)	$ (84,104,884)	$ 315,513,458	20,503,360	$ 9,191,638	$ 14,158,700
149

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

10.	Affiliate Holdings:
As of October 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Percentage of a Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	100%	91%	—	—
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	8%
Real Asset Fund (Consolidated)	—	—	—	—	49%	4%	100%	—	—

Percentage of Fund by Class:
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Balanced Retirement Fund	—	—	—	—	—	0% *	0% *	—	—
Conservative Allocation Fund	—	—	—	—	—	—	N/A	N/A	0% *
Real Asset Fund (Consolidated)	—	—	—	—	0% *	0% *	0% *	—	—

*	Percentage rounds to zero.
As of October 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Fund identified below. Therefore, the Fund may experience relatively large purchases or redemptions of its shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Fund listed below as follows:
Fund	Percentage of Fund*
Balanced Income Fund	0% (1)

*	As of October 31, 2022, affiliated funds of funds and the 529 plan were invested in Class F shares.
(1)	Percentage rounds to zero.
11.	Investment Transactions:
For the year ended October 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Balanced Income Fund	$ 7,288,861,985	$ 7,375,577,776	$ 1,498,481,340	$ 1,229,048,603	$ 8,787,343,325	$ 8,604,626,379
Balanced Retirement Fund	37,852,937	51,890,752	7,048,084	4,814,174	44,901,021	56,704,926
Checks and Balances Fund	236,915,317	229,869,118	—	—	236,915,317	229,869,118
Conservative Allocation Fund	61,577,824	70,071,587	—	—	61,577,824	70,071,587
Growth Allocation Fund	252,894,178	260,459,621	—	—	252,894,178	260,459,621
Moderate Allocation Fund	182,227,057	196,596,465	—	—	182,227,057	196,596,465
Multi-Asset Income Fund	263,033,239	289,035,033	140,083,090	125,780,308	403,116,329	414,815,341
Real Asset Fund (Consolidated)	205,606,084	167,927,722	101,971,090	75,002,409	307,577,174	242,930,131
12.	Capital Share Transactions:
The following information is for the years ended October 31, 2022 and October 31, 2021:

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Balanced Income Fund
Class A
Shares Sold	45,380,355	$ 680,933,237	56,638,399	$ 912,410,505
Shares Issued for Reinvested Dividends	20,207,920	312,080,352	6,337,681	100,994,661
Shares Redeemed	(46,506,420)	(692,608,264)	(36,941,791)	(592,465,028)
Net Increase (Decrease)	19,081,855	300,405,325	26,034,289	420,940,138
150

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	13,264,522	$ 198,262,056	19,296,475	$ 305,053,113
Shares Issued for Reinvested Dividends	10,792,843	165,249,274	3,297,597	51,414,604
Shares Redeemed	(45,932,689)	(674,013,436)	(58,220,767)	(919,838,821)
Net Increase (Decrease)	(21,875,324)	(310,502,106)	(35,626,695)	(563,371,104)
Class I
Shares Sold	71,166,520	$ 1,073,019,569	69,948,705	$ 1,120,430,747
Shares Issued for Reinvested Dividends	19,918,593	307,247,454	6,707,399	106,925,758
Shares Redeemed	(72,325,788)	(1,076,124,169)	(58,657,625)	(938,978,342)
Net Increase (Decrease)	18,759,325	304,142,854	17,998,479	288,378,163
Class R3
Shares Sold	2,692,492	$ 40,816,664	1,063,857	$ 17,216,888
Shares Issued for Reinvested Dividends	637,554	9,919,268	207,440	3,308,544
Shares Redeemed	(2,846,420)	(43,525,289)	(2,777,225)	(44,675,246)
Net Increase (Decrease)	483,626	7,210,643	(1,505,928)	(24,149,814)
Class R4
Shares Sold	1,384,491	$ 21,099,551	887,004	$ 14,282,673
Shares Issued for Reinvested Dividends	388,589	6,045,292	138,662	2,216,344
Shares Redeemed	(2,068,084)	(31,123,538)	(1,561,079)	(25,135,399)
Net Increase (Decrease)	(295,004)	(3,978,695)	(535,413)	(8,636,382)
Class R5
Shares Sold	589,314	$ 8,952,231	579,974	$ 9,384,291
Shares Issued for Reinvested Dividends	178,677	2,774,877	66,159	1,060,329
Shares Redeemed	(549,706)	(8,209,429)	(950,639)	(15,369,058)
Net Increase (Decrease)	218,285	3,517,679	(304,506)	(4,924,438)
Class R6
Shares Sold	4,232,989	$ 65,084,978	3,594,984	$ 58,587,631
Shares Issued for Reinvested Dividends	1,255,354	19,595,678	432,819	6,981,019
Shares Redeemed	(4,250,380)	(64,874,659)	(3,532,741)	(57,073,871)
Net Increase (Decrease)	1,237,963	19,805,997	495,062	8,494,779
Class Y
Shares Sold	1,452,329	$ 22,247,159	1,484,827	$ 24,021,575
Shares Issued for Reinvested Dividends	569,060	8,926,770	217,135	3,497,580
Shares Redeemed	(3,520,209)	(52,479,571)	(4,383,419)	(69,378,275)
Net Increase (Decrease)	(1,498,820)	(21,305,642)	(2,681,457)	(41,859,120)
Class F
Shares Sold	34,230,588	$ 514,531,525	34,844,131	$ 559,715,613
Shares Issued for Reinvested Dividends	12,845,187	198,036,292	4,304,296	68,676,058
Shares Redeemed	(30,255,833)	(450,934,828)	(23,220,269)	(373,176,674)
Net Increase (Decrease)	16,819,942	261,632,989	15,928,158	255,214,997
Total Net Increase (Decrease)	32,931,848	$ 560,929,044	19,801,989	$ 330,087,219
Balanced Retirement Fund
Class A
Shares Sold	358,661	$ 3,424,252	1,280,845	$ 12,522,777
Shares Issued for Reinvested Dividends	177,598	1,710,237	148,787	1,460,156
Shares Redeemed	(1,178,501)	(11,307,405)	(1,694,231)	(16,578,048)
Net Increase (Decrease)	(642,242)	(6,172,916)	(264,599)	(2,595,115)
Class C
Shares Sold	60,226	$ 573,847	24,636	$ 240,647
Shares Issued for Reinvested Dividends	14,706	142,739	20,436	199,103
Shares Redeemed	(225,180)	(2,153,497)	(1,748,401)	(17,089,916)
Net Increase (Decrease)	(150,248)	(1,436,911)	(1,703,329)	(16,650,166)
Class I
Shares Sold	103,162	$ 988,906	132,592	$ 1,303,454
Shares Issued for Reinvested Dividends	30,071	288,960	28,029	274,228
Shares Redeemed	(225,951)	(2,175,784)	(447,124)	(4,372,091)
Net Increase (Decrease)	(92,718)	(897,918)	(286,503)	(2,794,409)
151

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	6,126	$ 58,685	6,521	$ 64,293
Shares Issued for Reinvested Dividends	1,691	16,384	1,478	14,497
Shares Redeemed	(29,537)	(283,910)	(16,557)	(160,487)
Net Increase (Decrease)	(21,720)	(208,841)	(8,558)	(81,697)
Class R4
Shares Sold	2,545	$ 25,492	2,211	$ 21,497
Shares Issued for Reinvested Dividends	621	5,950	451	4,407
Shares Redeemed	(11,619)	(100,663)	(20,753)	(197,627)
Net Increase (Decrease)	(8,453)	(69,221)	(18,091)	(171,723)
Class R5
Shares Sold	10,469	$ 104,155	15,106	$ 149,168
Shares Issued for Reinvested Dividends	837	8,368	1,573	15,361
Shares Redeemed	(83,424)	(825,183)	(10,903)	(105,554)
Net Increase (Decrease)	(72,118)	(712,660)	5,776	58,975
Class R6
Shares Sold	—	$ —	116	$ 1,150
Shares Issued for Reinvested Dividends	42	403	32	309
Shares Redeemed	(1)	(13)	(1)	(6)
Net Increase (Decrease)	41	390	147	1,453
Class Y
Shares Sold	29,736	$ 275,493	65,767	$ 625,085
Shares Issued for Reinvested Dividends	3,580	34,172	3,741	36,383
Shares Redeemed	(43,656)	(416,909)	(100,663)	(972,575)
Net Increase (Decrease)	(10,340)	(107,244)	(31,155)	(311,107)
Class F
Shares Sold	1,319	$ 12,876	4,427	$ 42,532
Shares Issued for Reinvested Dividends	281	2,686	484	4,686
Shares Redeemed	(10,841)	(104,846)	(12,344)	(119,433)
Net Increase (Decrease)	(9,241)	(89,284)	(7,433)	(72,215)
Total Net Increase (Decrease)	(1,007,039)	$ (9,694,605)	(2,313,745)	$ (22,616,004)
Checks and Balances Fund
Class A
Shares Sold	7,170,629	$ 71,668,812	9,563,346	$ 101,897,212
Shares Issued for Reinvested Dividends	8,645,477	92,614,969	5,644,458	58,040,207
Shares Redeemed	(16,441,346)	(164,009,128)	(16,847,483)	(180,252,796)
Net Increase (Decrease)	(625,240)	274,653	(1,639,679)	(20,315,377)
Class C
Shares Sold	857,316	$ 8,638,167	1,174,907	$ 12,383,383
Shares Issued for Reinvested Dividends	556,014	5,986,175	452,569	4,582,397
Shares Redeemed	(3,058,650)	(30,310,760)	(5,515,612)	(58,167,014)
Net Increase (Decrease)	(1,645,320)	(15,686,418)	(3,888,136)	(41,201,234)
Class I
Shares Sold	1,903,490	$ 19,374,645	3,706,452	$ 40,310,852
Shares Issued for Reinvested Dividends	614,004	6,579,105	313,362	3,236,969
Shares Redeemed	(3,160,216)	(31,533,191)	(1,915,183)	(20,546,580)
Net Increase (Decrease)	(642,722)	(5,579,441)	2,104,631	23,001,241
Class R3
Shares Sold	260,537	$ 2,616,978	191,192	$ 2,003,683
Shares Issued for Reinvested Dividends	64,584	691,580	49,697	506,109
Shares Redeemed	(276,032)	(2,705,655)	(542,623)	(5,833,566)
Net Increase (Decrease)	49,089	602,903	(301,734)	(3,323,774)
Class R4
Shares Sold	27,385	$ 270,255	26,224	$ 279,913
Shares Issued for Reinvested Dividends	20,668	220,567	12,954	132,561
Shares Redeemed	(24,003)	(236,273)	(58,304)	(592,123)
Net Increase (Decrease)	24,050	254,549	(19,126)	(179,649)
152

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	12,826	$ 125,599	22,472	$ 241,324
Shares Issued for Reinvested Dividends	4,189	43,948	1,945	19,782
Shares Redeemed	(12,964)	(130,671)	(4,192)	(45,527)
Net Increase (Decrease)	4,051	38,876	20,225	215,579
Class F
Shares Sold	54,545	$ 555,849	23,033	$ 236,246
Shares Issued for Reinvested Dividends	13,939	148,886	10,357	106,910
Shares Redeemed	(81,891)	(885,264)	(31,081)	(337,152)
Net Increase (Decrease)	(13,407)	(180,529)	2,309	6,004
Total Net Increase (Decrease)	(2,849,499)	$ (20,275,407)	(3,721,510)	$ (41,797,210)
Conservative Allocation Fund
Class A
Shares Sold	880,866	$ 9,699,139	1,430,178	$ 16,976,189
Shares Issued for Reinvested Dividends	476,598	5,562,977	147,813	1,707,235
Shares Redeemed	(2,052,017)	(22,020,848)	(1,468,623)	(17,460,347)
Net Increase (Decrease)	(694,553)	(6,758,732)	109,368	1,223,077
Class C
Shares Sold	95,148	$ 1,044,494	141,485	$ 1,670,539
Shares Issued for Reinvested Dividends	27,043	313,125	7,232	83,318
Shares Redeemed	(211,011)	(2,270,067)	(488,360)	(5,754,588)
Net Increase (Decrease)	(88,820)	(912,448)	(339,643)	(4,000,731)
Class I
Shares Sold	150,937	$ 1,621,962	61,083	$ 723,947
Shares Issued for Reinvested Dividends	8,530	99,708	2,902	33,517
Shares Redeemed	(163,488)	(1,720,460)	(53,321)	(627,085)
Net Increase (Decrease)	(4,021)	1,210	10,664	130,379
Class R3
Shares Sold	31,358	$ 341,081	54,925	$ 654,224
Shares Issued for Reinvested Dividends	8,402	98,163	2,692	31,199
Shares Redeemed	(74,006)	(826,272)	(113,848)	(1,346,415)
Net Increase (Decrease)	(34,246)	(387,028)	(56,231)	(660,992)
Class R4
Shares Sold	10,096	$ 109,951	8,511	$ 100,790
Shares Issued for Reinvested Dividends	2,754	32,145	1,517	17,531
Shares Redeemed	(14,815)	(152,935)	(54,409)	(640,616)
Net Increase (Decrease)	(1,965)	(10,839)	(44,381)	(522,295)
Class R5
Shares Sold	24,457	$ 261,525	8,708	$ 103,762
Shares Issued for Reinvested Dividends	6,294	73,668	2,384	27,577
Shares Redeemed	(28,970)	(311,876)	(25,760)	(303,431)
Net Increase (Decrease)	1,781	23,317	(14,668)	(172,092)
Class F
Shares Sold	—	$ —	12,653	$ 145,252
Shares Issued for Reinvested Dividends	704	8,240	256	2,956
Shares Redeemed	(140)	(1,600)	(161)	(1,935)
Net Increase (Decrease)	564	6,640	12,748	146,273
Total Net Increase (Decrease)	(821,260)	$ (8,037,880)	(322,143)	$ (3,856,381)
Growth Allocation Fund
Class A
Shares Sold	1,578,005	$ 21,182,124	2,198,117	$ 32,736,327
Shares Issued for Reinvested Dividends	2,884,484	42,306,756	1,530,798	21,488,512
Shares Redeemed	(4,556,883)	(61,215,230)	(4,629,236)	(68,691,484)
Net Increase (Decrease)	(94,394)	2,273,650	(900,321)	(14,466,645)
153

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class C
Shares Sold	137,472	$ 1,850,676	161,540	$ 2,384,415
Shares Issued for Reinvested Dividends	126,826	1,842,400	92,142	1,284,917
Shares Redeemed	(569,517)	(7,620,849)	(1,343,444)	(19,873,369)
Net Increase (Decrease)	(305,219)	(3,927,773)	(1,089,762)	(16,204,037)
Class I
Shares Sold	155,134	$ 2,064,704	228,634	$ 3,402,607
Shares Issued for Reinvested Dividends	61,846	901,566	30,751	429,140
Shares Redeemed	(232,408)	(3,061,384)	(203,045)	(3,005,602)
Net Increase (Decrease)	(15,428)	(95,114)	56,340	826,145
Class R3
Shares Sold	82,732	$ 1,012,118	38,149	$ 557,111
Shares Issued for Reinvested Dividends	34,926	498,087	17,304	237,006
Shares Redeemed	(76,517)	(997,719)	(62,255)	(875,349)
Net Increase (Decrease)	41,141	512,486	(6,802)	(81,232)
Class R4
Shares Sold	21,338	$ 279,085	17,781	$ 260,868
Shares Issued for Reinvested Dividends	15,440	225,267	7,781	108,753
Shares Redeemed	(58,107)	(712,811)	(31,358)	(449,413)
Net Increase (Decrease)	(21,329)	(208,459)	(5,796)	(79,792)
Class R5
Shares Sold	30,328	$ 406,645	23,340	$ 348,904
Shares Issued for Reinvested Dividends	24,855	365,301	16,140	226,949
Shares Redeemed	(53,790)	(711,791)	(131,577)	(1,924,710)
Net Increase (Decrease)	1,393	60,155	(92,097)	(1,348,857)
Class F
Shares Sold	5,135	$ 67,683	30,095	$ 436,509
Shares Issued for Reinvested Dividends	4,398	64,193	1,255	17,525
Shares Redeemed	(18,778)	(259,227)	(4,755)	(68,049)
Net Increase (Decrease)	(9,245)	(127,351)	26,595	385,985
Total Net Increase (Decrease)	(403,081)	$ (1,512,406)	(2,011,843)	$ (30,968,433)
Moderate Allocation Fund
Class A
Shares Sold	988,281	$ 11,963,749	2,304,152	$ 30,673,658
Shares Issued for Reinvested Dividends	1,706,883	22,335,943	966,673	12,373,503
Shares Redeemed	(3,539,908)	(42,234,078)	(3,310,751)	(43,913,064)
Net Increase (Decrease)	(844,744)	(7,934,386)	(39,926)	(865,903)
Class C
Shares Sold	85,944	$ 1,055,779	127,973	$ 1,669,688
Shares Issued for Reinvested Dividends	61,704	797,277	64,013	811,133
Shares Redeemed	(440,590)	(5,334,787)	(1,230,405)	(16,307,803)
Net Increase (Decrease)	(292,942)	(3,481,731)	(1,038,419)	(13,826,982)
Class I
Shares Sold	185,779	$ 2,203,901	160,514	$ 2,182,008
Shares Issued for Reinvested Dividends	54,056	710,669	29,926	384,587
Shares Redeemed	(244,599)	(2,980,144)	(161,011)	(2,153,670)
Net Increase (Decrease)	(4,764)	(65,574)	29,429	412,925
Class R3
Shares Sold	205,038	$ 2,449,670	198,750	$ 2,606,040
Shares Issued for Reinvested Dividends	75,047	964,742	35,693	449,855
Shares Redeemed	(274,025)	(3,202,458)	(229,056)	(2,922,939)
Net Increase (Decrease)	6,060	211,954	5,387	132,956
Class R4
Shares Sold	25,577	$ 301,010	20,481	$ 271,238
Shares Issued for Reinvested Dividends	15,748	206,550	9,396	120,555
Shares Redeemed	(41,032)	(470,703)	(85,165)	(1,099,707)
Net Increase (Decrease)	293	36,857	(55,288)	(707,914)
154

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	447,320	$ 5,440,204	148,015	$ 2,014,951
Shares Issued for Reinvested Dividends	37,719	496,255	17,571	225,988
Shares Redeemed	(423,027)	(5,218,794)	(75,210)	(996,458)
Net Increase (Decrease)	62,012	717,665	90,376	1,244,481
Class F
Shares Sold	8,413	$ 102,683	14,275	$ 186,229
Shares Issued for Reinvested Dividends	2,947	38,761	1,409	18,110
Shares Redeemed	(6,486)	(78,070)	(4,789)	(64,627)
Net Increase (Decrease)	4,874	63,374	10,895	139,712
Total Net Increase (Decrease)	(1,069,211)	$ (10,451,841)	(997,546)	$ (13,470,725)
Multi-Asset Income Fund
Class A
Shares Sold	1,005,902	$ 19,629,965	1,642,544	$ 35,033,996
Shares Issued for Reinvested Dividends	2,093,286	41,835,896	760,112	16,325,324
Shares Redeemed	(4,173,913)	(80,183,623)	(3,910,820)	(83,435,688)
Net Increase (Decrease)	(1,074,725)	(18,717,762)	(1,508,164)	(32,076,368)
Class C
Shares Sold	99,677	$ 1,938,600	171,219	$ 3,661,331
Shares Issued for Reinvested Dividends	166,756	3,374,170	57,024	1,227,512
Shares Redeemed	(981,288)	(19,055,971)	(1,453,690)	(31,214,774)
Net Increase (Decrease)	(714,855)	(13,743,201)	(1,225,447)	(26,325,931)
Class I
Shares Sold	564,723	$ 10,889,474	2,091,608	$ 44,166,780
Shares Issued for Reinvested Dividends	340,052	6,799,580	146,982	3,149,601
Shares Redeemed	(1,862,211)	(36,254,863)	(2,683,106)	(56,912,453)
Net Increase (Decrease)	(957,436)	(18,565,809)	(444,516)	(9,596,072)
Class R3
Shares Sold	3,463	$ 68,269	8,257	$ 176,649
Shares Issued for Reinvested Dividends	3,225	65,858	1,166	25,363
Shares Redeemed	(21,655)	(405,015)	(22,675)	(493,439)
Net Increase (Decrease)	(14,967)	(270,888)	(13,252)	(291,427)
Class R4
Shares Sold	1,621	$ 31,426	17,809	$ 387,821
Shares Issued for Reinvested Dividends	3,041	62,055	894	19,586
Shares Redeemed	(8,896)	(178,325)	(1,293)	(28,202)
Net Increase (Decrease)	(4,234)	(84,844)	17,410	379,205
Class R5
Shares Sold	1,969	$ 41,846	556	$ 12,118
Shares Issued for Reinvested Dividends	630	12,817	197	4,297
Shares Redeemed	(4,882)	(89,613)	(866)	(18,911)
Net Increase (Decrease)	(2,283)	(34,950)	(113)	(2,496)
Class R6
Shares Sold	1,613	$ 33,198	525	$ 11,454
Shares Issued for Reinvested Dividends	1,262	25,541	467	10,192
Shares Redeemed	(809)	(15,832)	(898)	(19,564)
Net Increase (Decrease)	2,066	42,907	94	2,082
Class Y
Shares Sold	101,456	$ 2,062,628	80,414	$ 1,735,149
Shares Issued for Reinvested Dividends	22,971	469,601	9,867	215,698
Shares Redeemed	(215,043)	(4,159,689)	(305,520)	(6,406,869)
Net Increase (Decrease)	(90,616)	(1,627,460)	(215,239)	(4,456,022)
Class F
Shares Sold	438,937	$ 8,577,843	603,702	$ 12,874,204
Shares Issued for Reinvested Dividends	304,398	6,053,888	122,848	2,631,335
Shares Redeemed	(871,075)	(16,925,617)	(1,104,412)	(23,556,052)
Net Increase (Decrease)	(127,740)	(2,293,886)	(377,862)	(8,050,513)
Total Net Increase (Decrease)	(2,984,790)	$ (55,295,893)	(3,767,089)	$ (80,417,542)
155

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

	For the Year Ended October 31, 2022		For the Year Ended October 31, 2021
	Shares	Amount	Shares	Amount
Real Asset Fund (Consolidated)
Class A
Shares Sold	2,388,242	$ 21,471,762	632,001	$ 6,105,184
Shares Issued for Reinvested Dividends	353,847	3,195,670	37,483	323,853
Shares Redeemed	(922,608)	(8,053,174)	(377,711)	(3,418,339)
Net Increase (Decrease)	1,819,481	16,614,258	291,773	3,010,698
Class C
Shares Sold	276,210	$ 2,435,591	6,073	$ 56,136
Shares Issued for Reinvested Dividends	12,011	106,616	4,242	36,145
Shares Redeemed	(86,391)	(748,815)	(173,662)	(1,579,032)
Net Increase (Decrease)	201,830	1,793,392	(163,347)	(1,486,751)
Class I
Shares Sold	6,633,387	$ 60,816,833	431,701	$ 4,154,256
Shares Issued for Reinvested Dividends	442,351	3,992,196	47,677	411,455
Shares Redeemed	(2,666,503)	(23,213,447)	(537,784)	(4,848,567)
Net Increase (Decrease)	4,409,235	41,595,582	(58,406)	(282,856)
Class R3
Shares Sold	1,582	$ 13,652	673	$ 6,406
Shares Issued for Reinvested Dividends	2,150	19,581	260	2,264
Shares Redeemed	(2,260)	(21,346)	(9)	(85)
Net Increase (Decrease)	1,472	11,887	924	8,585
Class R4
Shares Sold	1,292	$ 11,873	191	$ 1,703
Shares Issued for Reinvested Dividends	25	229	52	448
Shares Redeemed	(1)	(6)	(1,887)	(18,709)
Net Increase (Decrease)	1,316	12,096	(1,644)	(16,558)
Class R5
Shares Sold	7,691	$ 68,883	17,762	$ 171,995
Shares Issued for Reinvested Dividends	6,146	54,965	562	4,816
Shares Redeemed	(11,289)	(100,148)	(3,283)	(31,829)
Net Increase (Decrease)	2,548	23,700	15,041	144,982
Class R6(1)
Shares Sold	1,098	$ 10,000	—	$ —
Net Increase (Decrease)	1,098	10,000	—	—
Class Y
Shares Sold	2,792,901	$ 27,180,427	1,434,228	$ 13,837,961
Shares Issued for Reinvested Dividends	1,246,869	11,225,823	172,713	1,488,786
Shares Redeemed	(4,255,301)	(38,032,576)	(1,839,416)	(17,989,119)
Net Increase (Decrease)	(215,531)	373,674	(232,475)	(2,662,372)
Class F
Shares Sold	2,830,628	$ 25,462,819	482,965	$ 4,511,387
Shares Issued for Reinvested Dividends	63,627	573,023	281,762	2,428,791
Shares Redeemed	(518,191)	(4,425,401)	(9,875,282)	(96,716,600)
Net Increase (Decrease)	2,376,064	21,610,441	(9,110,555)	(89,776,422)
Total Net Increase (Decrease)	8,597,513	$ 82,045,030	(9,258,689)	$ (91,060,694)

(1)	Class R6 of the Real Asset Fund commenced operations on February 28, 2022.
13.	Line of Credit:
Each Fund participates in a committed line of credit pursuant to a credit agreement dated March 3, 2022. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $350 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges certain fees, such as a commitment fee. From November 1, 2021 through March 3, 2022, the Funds (together with certain other Hartford Funds) had a similar agreement that enabled them to participate in a $350 million committed line of credit. The fees incurred by the Funds in connection with the committed lines of credit during the period appear in the Statements of Operations under "Other expenses." During and as of the year ended October 31, 2022, none of the Funds had borrowings under this facility.
156

Hartford Multi-Strategy Funds
 Notes to Financial Statements – (continued)
 October 31, 2022

14.	Indemnifications:
Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
157

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Hartford Mutual Funds, Inc. and Shareholders of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, Hartford Multi-Asset Income Fund and Hartford Real Asset Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Balanced Income Fund, Hartford AARP Balanced Retirement Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, Hartford Moderate Allocation Fund, Hartford Multi-Asset Income Fund and Hartford Real Asset Fund (eight of the funds constituting The Hartford Mutual Funds, Inc., hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Funds as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 30, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 28, 2022
We have served as the auditor of one or more investment companies in the Hartford Funds group of investment companies since 2020.
158

Hartford Multi-Strategy Funds
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Directors (“Board”) of The Hartford Mutual Funds, Inc. has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the “Reporting Period”). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not reduce the HLIM for any Fund.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
159

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2022. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS
HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Director	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Director and Chair of the Board	Director since 2016; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Director	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
160

Hartford Multi-Strategy Funds
Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW A. JOHNSON (1962)	Director	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED DIRECTORS
JAMES E. DAVEY(4) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Company. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2013; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
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NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Director holds an indefinite term until his or her retirement, resignation, removal, or death. Directors generally must retire no later than December 31 of the year in which the Director turns 75 years of age. Each Fund officer generally serves until his or her resignation, removal, or death.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
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The Hartford Mutual Funds, Inc.
Hartford AARP Balanced Retirement Fund
The Hartford Balanced Income Fund
The Hartford Checks and Balances Fund
The Hartford Conservative Allocation Fund
Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund)
The Hartford Growth Allocation Fund
Hartford Moderate Allocation Fund
Hartford Multi-Asset Income Fund
(each, a “Fund” and collectively, the “Funds”)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 9-10, 2022, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement by and between Hartford Funds Management Company, LLC (“HFMC”) and each of HMF, on behalf of each of the Funds and The Hartford Mutual Funds II, Inc. (“HMF II”), on behalf of each of its series (the “Management Agreement”); and (ii) with respect to each of the Hartford AARP Balanced Retirement Fund, The Hartford Balanced Income Fund, Hartford Real Asset Fund, and Hartford Multi-Asset Income Fund (each, a “Sub-Advised Fund” and collectively, the “Sub-Advised Funds”), the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between HFMC and Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”).
In the months preceding the August 9-10, 2022 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2022 and August 9-10, 2022. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 15-16, 2022 and August 9-10, 2022 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 20, 2022 concerning Fund performance and other investment-related matters.
The Independent Directors, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, total expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating each Fund’s contractual management fees, actual management fees, if any, total expense ratios, and investment performance. In addition, the Consultant previously reviewed the profitability methodologies utilized by HFMC in connection with the continuation of the Management Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds and the Independent Directors were also separately assisted by independent legal counsel. In connection with their deliberations, the Independent Directors met separately with independent legal counsel and the Consultant on June 10, 2022 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 10, 2022 and June 15-16, 2022 meetings, the Independent Directors presented HFMC
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with requests for additional information on certain topics. HFMC responded to these requests with additional information in connection with the August 9-10, 2022 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as each Adviser’s willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by HFMC and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, including the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ risk management programs, as well as the efforts of the Advisers to address cybersecurity risks. The Board also considered HFMC’s investments in business continuity planning designed to benefit the Funds, and the implementation of HFMC’s business continuity plans due to the COVID-19 pandemic. The Board also noted HFMC’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate.
With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of investment advisory and administrative services in connection with selecting, monitoring and supervising the Sub-adviser for the Sub-Advised Funds. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by HFMC that were not delegated to or assumed by the Sub-adviser. The Board noted that HFMC directly manages The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund (collectively, the “Allocation Funds”), which do not employ a sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and ongoing oversight of the Hartford funds’ portfolio managers. The Board noted that HFMC has demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered HFMC’s oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s oversight in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts, if any, managed by the Funds’ portfolio management personnel.
In addition, the Board considered HFMC’s overall strategic plan for, and ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that HFMC had incurred, as well as the risks HFMC had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Sub-Advised Funds, subject to oversight by HFMC, and HFMC, which provides the day-to-day portfolio management services for the Allocation Funds, the Board considered, among other things, the Sub-adviser’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s). The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
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The Board considered the benefits to shareholders of being part of the family of Hartford funds, including, with respect to certain share classes, the right to exchange investments between the same class of shares without a sales charge, the ability to reinvest Fund dividends into other Hartford funds (excluding the Hartford funds that are exchange-traded funds), and the ability to combine holdings in a Fund with holdings in other Hartford funds (excluding the Hartford funds that are exchange-traded funds) and 529 plans for which HFMC serves as the program manager to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the Hartford funds with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring and providing ongoing services to new funds to expand these opportunities for shareholders. In addition, the Board observed that in the marketplace there are a range of investment options available to each Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and, as applicable, the Sub-adviser.
Performance of each Fund and the Advisers
The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating a Hartford fund’s investment performance, the Board recognized the limitations of such data, including that notable differences may exist between a Hartford fund and its peers. The Board also noted that, for the Hartford AARP Balanced Retirement Fund and Hartford Multi-Asset Income Fund, there existed no peer group with a strong correlation to each Fund’s investment strategy. For each of these Funds, the Board considered Management’s evaluation of each Fund’s investment performance compared to a custom peer group and supplemental information about Fund-specific objective targets. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the continuation of the Agreements. These reports included, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance compared to one or more appropriate benchmarks and relevant groups or categories of peer funds, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance as well as any specific actions that the Advisers had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.
Based on these considerations noted above, the Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds and the Sub-adviser’s overall capabilities to manage the Sub-Advised Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time and information provided by Broadridge analyzing the profitability of managers to other fund complexes. In connection with these considerations, the Board took into account that the Hartford AARP Balanced Retirement Fund does not pay a management fee for the portion of the Fund’s assets invested in investment companies for which HFMC or its affiliates serve as investment manager. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a Fund-by-Fund basis and that the sub-advisory fees are paid by HFMC and not the Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement.
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The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers and their affiliates from their relationships with each Fund were not excessive.
Comparison of Fees and Services Provided by the Advisers
The Board considered comparative information with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Sub-Advised Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Sub-Advised Fund and the amount of the management fee retained by HFMC, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge. The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the funds included in the expense groups. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given, among other differences, the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and expense groups.
The Board received information regarding fees charged by the Sub-adviser to any other clients with investment strategies similar to those of the Funds, including any institutional separate account clients and registered fund clients for which the Sub-adviser serves as either primary investment adviser or sub-adviser. The Board considered the explanations provided by the Sub-adviser about any differences between the Sub-adviser’s services to the Funds and the services the Sub-adviser provides to other types of clients. In this regard, the Board reviewed information about the generally broader scope of services and compliance, reporting and other legal burdens and risks of managing registered funds compared with those associated with managing assets of non-registered fund clients such as institutional separate accounts.
The Board also considered that the management fees paid by The Hartford Conservative Allocation Fund, The Hartford Growth Allocation Fund, and Hartford Moderate Allocation Fund are for services provided in addition to, and are not duplicative of, services provided under the investment management agreement(s) of the underlying funds in which these Allocation Funds may invest.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding economies of scale, including the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a Fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower effective management fee rates. The Board also recognized that a fee schedule that reaches a breakpoint at a lower asset level provides shareholders with the benefit of anticipated or potential economies of scale. The Board considered that expense limitations and fee waivers that reduce a Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. In addition, the Board considered that initially setting competitive fee rates, pricing a Fund to scale at inception and making additional investments intended to enhance services available to shareholders are other means of sharing anticipated or potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing
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expenses of the Hartford funds in recent years, which has resulted in benefits being realized by shareholders. The Board also noted that, for each of the Hartford AARP Balanced Retirement Fund and Hartford Real Asset Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.
The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.
After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor any future growth in each Fund’s assets and the appropriateness of additional management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on the profitability to HFMC from providing such services to the Funds. The Board also considered that each Fund pays a transfer agency fee to Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC, equal to the lesser of: (i) the actual costs incurred by HASCO in connection with the provisions of transfer agency services, including payments made to sub-transfer agents, plus a reasonable target profit margin; or (ii) a specified amount as set forth in the Transfer Agency and Service Agreement by and between HMF, on behalf of its Funds, HMF II, on behalf of its series, and HASCO. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function. The Board considered information provided by HFMC indicating that the transfer agency fees charged by HASCO to the Funds were fair and reasonable based on available data about fees charged by transfer agents to other mutual funds. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers, subject to oversight.
The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. The Board noted that, as principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.
The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research.
Fund-by-Fund Factors
For purposes of evaluating a Fund's performance, the Board considered the Fund's performance relative to similarly managed funds and the Fund's performance relative to its benchmark. In particular, the Board considered the Fund's performance of its Class A shares (net of all fees and expenses), as of March 31, 2022, and compared that performance to the Fund's peer universe, which includes all funds within the same classification or category, as determined by an independent firm engaged by the Board. The Board considered the Fund's performance relative to its peer universe by evaluating its quintile ranking, with the 1st quintile representing the top performing funds within a peer universe and the 5th quintile representing the lowest performing funds. For purposes of evaluating the Fund's performance relative to its benchmark, the Board considered the Fund's performance of its Class I shares (net of all fees and expenses) as of March 31, 2022. The Board considered Fund performance to be “in line with” a Fund's benchmark where it was 0.5% above or below the benchmark return. With respect to fees and expenses, the Board considered the Fund's contractual and actual management fee, and total operating expenses of its Class A shares (net of all fees and expenses), as compared to the Fund's expense peer group, which includes a group of similarly sized funds selected by the independent firm engaged by the Board.
Hartford AARP Balanced Retirement Fund
•	The Board noted that the Fund’s performance was in the 1st quintile versus its peer universe for the 1-year period, the 3rd quintile for the 3-year period, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
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•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 1st quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 0.96% through February 28, 2023.
The Hartford Balanced Income Fund
•	The Board noted that the Fund’s performance was in the 2nd quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses were in the 1st quintile.
The Hartford Checks and Balances Fund
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s total expenses were in the 2nd quintile of its expense group.
The Hartford Conservative Allocation Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s total expenses were in the 4th quintile of its expense group. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.19% through February 28, 2023.
Hartford Real Asset Fund (formerly, The Hartford Global Real Asset Fund)
•	The Board noted that the Fund’s performance was in the 3rd quintile versus its peer universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile. The Board noted that Class A shares of the Fund have a contractual expense cap of 1.25% through February 28, 2023, which resulted in HFMC reimbursing the Fund for certain expenses.
The Hartford Growth Allocation Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s total expenses were in the 3rd quintile of its expense group.
Hartford Moderate Allocation Fund
•	The Board noted that the Fund’s performance was in the 4th quintile versus its peer universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.
169

Hartford Multi-Strategy Funds
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s total expenses were in the 2nd quintile of its expense group.
Hartford Multi-Asset Income Fund
•	The Board noted that the Fund’s performance was in the 5th quintile versus its peer universe for the 1-, 3-, and 5-year periods. The Board also noted that the Fund’s performance was below its custom blended benchmark for the 1-, 3-, and 5- year periods. The Board noted recent changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 3rd quintile of its expense group.
* * * *
Based upon the review of the factors summarized above, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
170

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
The Funds are distributed by Hartford Funds Distributors, LLC.
MFAR-MS22    12/22     Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$893,485 for the fiscal year ended October 31, 2022; $869,045 for the fiscal year ended October 31, 2021.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended October 31, 2022; $7,000 for the fiscal year ended October 31, 2021. Audit-related services were principally in connection with consents for the registration statements relating to fund mergers.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$158,612 for the fiscal year ended October 31, 2022; $162,926 for the fiscal year ended October 31, 2021. Tax-related services were principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$2,997 for the fiscal year ended October 31, 2022; $43,931 for the fiscal year ended October 31, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a)	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b)

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c)

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d)

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended October 31, 2022, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $161,609 for the fiscal year ended October 31, 2022; $213,857 for the fiscal year ended October 31, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $120,925 for the fiscal year ended October 31, 2022 and $325,000 for the fiscal year ended October 31, 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: January 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 6, 2023	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: January 6, 2023	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)